     As filed with the Securities and Exchange Commission on August 13, 2003

                                        Securities Act Registration No. 811-1424



                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-effective Amendment No.                 Post-effective Amendment No.

                        (Check appropriate box or boxes)

                                AIM EQUITY FUNDS
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               11 Greenway Plaza, Suite 100, Houston, Texas 77046
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (713) 626-1919

Name and Address of Agent for Service:       Copy to:
NANCY L. MARTIN, ESQUIRE                     MARTHA J. HAYS, ESQUIRE
A I M Advisors, Inc.                         Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza                            1735 Market Street
Suite 100                                    51st Floor
Houston, TX 77046                            Philadelphia, PA 19103

      Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

      The titles of the securities being registered are AIM Blue Chip Fund Classes A, B, C and Investor Class; AIM Large Cap Basic Value Fund Classes A, B, C and Investor Class; and AIM Large Cap Growth Fund Classes A, B, C and Investor Class. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

(INVESCO LOGO)

                              INVESCO GROWTH FUND,
                    A PORTFOLIO OF INVESCO STOCK FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                                                                 August 25, 2003

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all INVESCO Funds (including your Fund) and the AIM Funds.

     AMVESCAP PLC also reviewed all INVESCO Funds and AIM Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AMVESCAP PLC recommended, and your Board of Directors approved, be consolidated with another fund. The attached proxy statement/prospectus seeks your approval of this consolidation.

     As part of the integration initiative, AMVESCAP PLC has recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which A I M Advisors, Inc. will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring. The attached proxy statement/prospectus seeks your approval of this new investment advisory agreement. If approved, this new agreement will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. Your Board has approved redomesticating your Fund as a series of a Delaware statutory trust. The attached proxy statement/prospectus seeks your approval of this redomestication. If approved, the redomestication will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     Finally, the independent directors of your Board believe that your interests would best be served if the INVESCO Funds and the AIM Funds had a unified board of directors/trustees. The attached proxy statement/prospectus seeks your vote in favor of the persons nominated to serve as directors.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                          Sincerely,

                                          -s- Raymond R. Cunningham

                                          Raymond R. Cunningham
                                          President

                              INVESCO GROWTH FUND,
                    A PORTFOLIO OF INVESCO STOCK FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

TO THE SHAREHOLDERS OF INVESCO GROWTH FUND:

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of your Fund, an investment portfolio of INVESCO Stock Funds, Inc. ("Company"), will be transferred to AIM Large Cap Growth Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"), Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund.

          2. Elect 16 directors to the Board of Directors of Company, each of whom will serve until his or her successor is elected and qualified.

          3. Approve a new investment advisory agreement with A I M Advisors, Inc. for your Fund.

          4. Approve an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

          5. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          -s- Glen A. Payne

                                          Glen A. Payne
                                          Secretary

August 25, 2003

            INVESCO GROWTH FUND,                        AIM LARGE CAP GROWTH FUND,
               A PORTFOLIO OF                                 A PORTFOLIO OF
          INVESCO STOCK FUNDS, INC.                          AIM EQUITY FUNDS
          4350 SOUTH MONACO STREET                     11 GREENWAY PLAZA, SUITE 100
           DENVER, COLORADO 80237                        HOUSTON, TEXAS 77046-1173
               (800) 525-8085                                 (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                AUGUST 25, 2003

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of INVESCO Growth Fund (your Fund). The Special Meeting will be held on October 21, 2003. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of your Fund to vote on four Proposals. The first Proposal to be voted on is an Agreement and Plan of Reorganization (the "Agreement") which provides for the combination of your Fund, an investment portfolio of INVESCO Stock Funds, Inc. ("Company"), with AIM Large Cap Growth Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer") (the "Reorganization").

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Directors of Company (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

     Company and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Company and Buying Fund is a series of Buyer. INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to your Fund and A I M Advisors, Inc. ("AIM") serves as the investment advisor to Buying Fund. Both AIM and INVESCO are wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     The investment objective of Buying Fund is similar to that of your Fund in that both seek long-term growth of capital, although your Fund seeks income as a secondary objective. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement and the other Proposals described below. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated November 30, 2002, as supplemented December 5, 2002, April 11, 2003, June 30, 2003, August 1, 2003 and August 14, 2003 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated November 30, 2002, as supplemented August 14, 2003, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated July 21, 2003 (the "Buying Fund Prospectus"), and the related Statement of

Additional Information dated July 21, 2003 and the Statement of Additional Information relating to the Reorganization dated August 15, 2003, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated August 15, 2003 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Company and Buyer.

     Copies of the Buying Fund Prospectus, the Selling Fund Prospectus and the related Statements of Additional Information are available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     The remaining three Proposals to be voted on are: the election of 16 directors to the Board of Directors of Company; the approval of a new advisory agreement with AIM for your Fund; and the approval of an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation. The Board has approved the nomination of the persons set forth in this Proxy Statement/Prospectus for election as directors of Company and has approved the new advisory agreement with AIM. Finally, the Board has approved the Plan as being advisable.

     All four Proposals are being submitted to you to implement an integration initiative undertaken by AMVESCAP with respect to its North American mutual fund operations, which includes your Fund.

     Company has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. Such report(s) will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
PROPOSAL 1 -- APPROVAL OF THE AGREEMENT TO COMBINE YOUR FUND
AND BUYING FUND.............................................    2
SUMMARY.....................................................    2
  The Reorganization........................................    2
  Comparison of Investment Objectives and Principal
     Strategies.............................................    3
  Comparison of Principal Service Providers.................    5
  Comparison of Performance.................................    5
  Comparison of Fees and Expenses...........................    5
  Comparison of Multiple Class Structures...................    5
  Comparison of Sales Charges...............................    6
  Comparison of Distribution, Purchase and Redemption
     Procedures and Exchange Rights.........................    7
  The Board's Recommendation on Proposal 1..................    7
RISK FACTORS................................................    8
  Risks Associated with Buying Fund.........................    8
  Comparison of Risks of Buying Fund and Your Fund..........    8
INFORMATION ABOUT BUYING FUND...............................    9
  Description of Buying Fund Shares.........................    9
  Management's Discussion of Fund Performance...............    9
  Financial Highlights......................................    9
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................    9
  Terms of the Reorganization...............................    9
  The Reorganization........................................    9
  Board Considerations......................................   10
  Other Terms...............................................   11
  Federal Income Tax Consequences...........................   11
  Accounting Treatment......................................   12
RIGHTS OF SHAREHOLDERS......................................   12
  General...................................................   12
  Liability of Shareholders.................................   13
  Election of Directors/Trustees; Terms.....................   13
  Removal of Directors/Trustees.............................   13
  Meetings of Shareholders..................................   13
  Liability of Directors/Trustees and Officers;
     Indemnification........................................   14
  Dissolution and Termination...............................   14
  Voting Rights of Shareholders.............................   14
  Dissenters' Rights........................................   14
  Amendments to Organization Documents......................   15
CAPITALIZATION..............................................   15
INTERESTS OF CERTAIN PERSONS................................   16
LEGAL MATTERS...............................................   17
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND......   17
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   17

                                                              PAGE
                                                              ----
PROPOSAL 2 -- ELECTION OF DIRECTORS.........................   18
  Background................................................   18
  Structure of the Board of Directors.......................   18
  Nominees for Directors....................................   18
  The Board's Recommendation on Proposal 2..................   22
  Current Committees of the Board...........................   22
  Board and Committee Meeting Attendance....................   24
  Future Committee Structure................................   24
  Director's Compensation...................................   25
  Current Retirement Plan for Directors.....................   25
  Current Deferred Compensation Plan........................   26
  New Retirement Plan for Directors.........................   26
  New Deferred Compensation Agreements......................   27
  Officers of Company.......................................   27
  Security Ownership of Management..........................   27
  Director Ownership of Your Fund's Shares..................   28
PROPOSAL 3 -- APPROVAL OF A NEW INVESTMENT ADVISORY
  AGREEMENT.................................................   28
  Background................................................   28
  Your Fund's Current Investment Advisor....................   29
  The Proposed New Investment Advisor for Your Fund.........   29
  Positions with AIM Held by Company's Directors or
     Executive Officers.....................................   29
  Terms of the Current Advisory Agreement...................   29
  Additional Services Provided by INVESCO and its
     Affiliates.............................................   31
  Advisory Fees Charged by AIM for Similar Funds it
     Manages................................................   31
  Terms of the Proposed Advisory Agreement..................   31
  Factors the Directors Considered in Approving the Advisory
     Agreement..............................................   35
  The Board's Recommendation on Proposal 3..................   37
PROPOSAL 4 -- APPROVAL OF THE PLAN TO REDOMESTICATE COMPANY
AS A DELAWARE STATUTORY TRUST...............................   37
  Background................................................   37
  Reasons for the Proposed Redomestication..................   37
  What the Proposed Redomestication Will Involve............   38
  The Federal Income Tax Consequences of the
     Redomestication........................................   39
  Appraisal Rights..........................................   40
  The Trust Compared to Company.............................   40
  The Board's Recommendation on Proposal 4..................   41
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............   41
  Proxy Statement/Prospectus................................   41
  Time and Place of Special Meeting.........................   41
  Voting in Person..........................................   41
  Voting by Proxy...........................................   41
  Voting by Telephone or the Internet.......................   42
  Quorum Requirement and Adjournment........................   42
  Vote Necessary to Approve Each Proposal...................   42

                                                              PAGE
                                                              ----
  Proxy Solicitation........................................   43
  Other Matters.............................................   43
  Shareholder Proposals.....................................   43
  Ownership of Shares.......................................   43
INDEPENDENT PUBLIC ACCOUNTANTS..............................   44
  Fees Paid to the Auditor Related to Company...............   44
  Fees Paid to the Auditor Not Related to Company...........   44

EXHIBIT A.....Classes of Shares of Your Fund and Corresponding Classes of Shares
of Buying Fund

EXHIBIT B.................Comparison of Performance of Your Fund and Buying Fund

EXHIBIT C...............................Comparison Fee Table and Expense Example

EXHIBIT D............................................Director Compensation Table

EXHIBIT E....................................................Officers of Company

EXHIBIT F.......................................Security Ownership of Management

EXHIBIT G......................................Director Ownership of Fund Shares

EXHIBIT H........Principal Executive Officer and Directors of AIM Advisors, Inc.

EXHIBIT I..............................Compensation to INVESCO Funds Group, Inc.

EXHIBIT J...Fees Paid to INVESCO Funds Group, Inc. and Affiliates in Most Recent Fiscal Year

EXHIBIT K.............................Advisory Fee Schedules for Other AIM Funds

EXHIBIT L............................Proposed Compensation to AIM Advisors, Inc.

EXHIBIT M...........Shares Outstanding of Each Class of Your Fund on Record Date

EXHIBIT N.......................................Ownership of Shares of Your Fund

EXHIBIT O.....................................Ownership of Shares of Buying Fund

APPENDIX I.....Agreement and Plan of Reorganization for Your Fund (to Effect the
Reorganization)

APPENDIX II............................................Prospectus of Buying Fund

APPENDIX III............................Discussion of Performance of Buying Fund

APPENDIX IV........Form of Investment Advisory Agreement with AIM Advisors, Inc.

APPENDIX V.....Agreement and Plan of Reorganization for Your Fund (to Effect the
Redomestication)

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AIM INVESTMENTS, AIM INVESTMENTS AND DESIGN, MYAIM.COM, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(k) AND YOUR GOALS. OUR SOLUTIONS. ARE SERVICE MARKS OF AIM MANAGEMENT GROUP INC.

     INVESCO, THE OPEN CIRCLE DESIGN, INVESCO FUNDS, INVESCO FUNDS GROUP, INVESCO -- YOUR GLOBAL INVESTMENT PARTNER AND YOU SHOULD KNOW WHAT INVESCO KNOWS ARE REGISTERED SERVICE MARKS OF AMVESCAP PLC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     Your Fund is one of 46 portfolios advised by INVESCO and Buying Fund is one of 86 portfolios advised by AIM. Proposals 1 through 4 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP, the parent company of AIM and INVESCO, with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States. To that end, A I M Distributors, Inc., the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replaced INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology. One result of this integration will be that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining of the various AIM Funds and INVESCO Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing both the number of AIM Funds and INVESCO Funds will allow AIM and INVESCO to concentrate on managing their core products. The Reorganization is one of a number of fund reorganizations proposed by AMVESCAP as a result of this review process. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale. Proposal 1 relates to this component of AMVESCAP's integration initiative.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds. The objective of this component is to have AIM assume primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. To implement this component, each INVESCO Fund is seeking shareholder approval to enter into a new investment advisory agreement with AIM. These changes will simplify AMVESCAP's mutual fund operations in the United States in that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds. Proposal 3 relates to this component of AMVESCAP's integration initiative.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. To implement this component, each AIM Fund and each INVESCO Fund that currently is organized as a Maryland corporation is seeking shareholder approval to redomesticate as a new Delaware statutory trust, which also should provide these Funds with greater flexibility in conducting their business operations. In addition, certain series portfolios of AIM Funds with few portfolios are seeking shareholder approval to be restructured as new series portfolios of existing AIM Funds that are organized as Delaware statutory trusts. Proposal 4 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors of the INVESCO Funds and the directors/trustees of the AIM Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/ trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 2 relates to the election of directors of your Fund.

     You are being asked to approve Proposals 2 through 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to take advantage of these other benefits of AMVESCAP's integration initiative. We will be unable to determine whether a particular Proposal other than Proposal 1, if approved, should go forward until we have determined whether Proposal 1 has been approved. Therefore, even if you vote in favor of Proposal 1, it is still important that you vote on each remaining Proposal. For information about the Special Meeting and voting on Proposals 1 through 4, see "Information About the Special Meeting and Voting." For a description of the vote necessary to approve each of Proposals 1 through 4, see "Information About the Special Meeting and
Voting -- Vote Necessary to Approve Each Proposal."

                                 PROPOSAL 1 --
                           APPROVAL OF THE AGREEMENT
                      TO COMBINE YOUR FUND AND BUYING FUND

                                    SUMMARY

     The Board, including the independent directors, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. The Board believes that a larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs. The Board also believes that a larger combined fund should result in greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and director/trustee expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Company, a Maryland corporation. Buying Fund is a series of Buyer, a Delaware statutory trust.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund and Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Company and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization except to the extent your Fund disposes of securities at a net gain in anticipation of the Reorganization, which gain would be included in a taxable distribution. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Your Fund and Buying Fund pursue similar investment objectives in that both seek long-term growth of capital, although your Fund seeks income as a secondary objective. Your Fund and Buying Fund also hold similar securities. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund.

     The investment objectives or goals of your Fund are classified as fundamental, which means that the Board cannot change them without shareholder approval. The investment objective of Buying Fund is not classified as fundamental, which means that the Board of Trustees of Buyer can change it without shareholder approval. Having the ability to change the investment objective without shareholder approval allows the Board of Trustees to respond more quickly and efficiently to changing market conditions and to save Buying Fund and its shareholders money by eliminating the need to solicit proxies to obtain shareholder approval to change an investment objective to respond to changing market conditions.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and Buying Fund can be found in each Fund's Statement of Additional Information. While your Fund and Buying Fund have slightly different approaches to disclosing and characterizing these restrictions and policies, in substance your Fund and Buying Fund operate under the same general restrictions and are subject to the same general policies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

            INVESCO GROWTH FUND                             AIM LARGE CAP GROWTH FUND
                (YOUR FUND)                                       (BUYING FUND)
            -------------------                             -------------------------
                                     Investment Objective
- long-term capital growth and current             - long-term growth of capital
  income

                                     Investment Strategies
- invests at least 65% of its net assets in        - invests at least 80% of its assets in
  common stocks of large companies                   securities of large-capitalization
                                                     companies
- may invest in preferred stocks (which            - in complying with the foregoing
  generally pay higher dividends than common         requirement, Buying Fund will invest
  stocks) and debt instruments that are              primarily in marketable equity securities,
  convertible into common stocks, as well as         including convertible securities, but its
  in securities of foreign companies                 investments may include synthetic
                                                     instruments such as warrants, futures,
                                                     options, exchange-traded funds and
                                                     American Depositary Receipts

            INVESCO GROWTH FUND                             AIM LARGE CAP GROWTH FUND
                (YOUR FUND)                                       (BUYING FUND)
            -------------------                             -------------------------
- defines large companies as companies that        - considers a company to be a
  are included in the Russell 1000(R) Growth         large-capitalization company if it has a
  Index at the time of purchase, or if not           market capitalization, at the time of
  included in that Index, have market                purchase, no smaller than the smallest
  capitalizations of at least $5 billion at          capitalized company included in the
  the time of purchase                               Russell 1000(R) Index during the most
                                                     recent 11-month period (based on month-end
                                                     data) plus the most recent data during the
                                                     current month
- core of its investments have been                - portfolio managers may focus on securities
  concentrated in recent years in the                of companies with market capitalizations
  securities of three or four dozen large            that are within the top 50% of stocks in
  companies                                          the Russell 1000(R) Index at the time of
                                                     purchase
- may invest up to 25% of its assets in            - may invest up to 25% of its total assets
  securities of non-U.S. issuers (securities         in foreign securities
  of Canadian issuers and American
  Depositary Receipts are not subject to
  this 25% limitation)
- INVESCO actively manages and trades the          - may engage in active and frequent trading
  portfolio
- may invest in companies that have similar        - no corresponding strategy
  lines of business (for example, financial
  services, health, or technology) and are
  grouped together in broad categories
  called sectors
- invests primarily in equity securities and       - portfolio managers purchase securities of
  equity-related instruments that INVESCO            a limited number of large-cap companies
  believes will rise in price faster than            that they believe have the potential for
  other securities, as well as in options            above- average growth in revenues and
  and other investments whose values are             earnings
  based upon the values of equity securities
- INVESCO seeks securities that meet the
  following standards:
  - Exceptional Growth: The markets and
     industries they represent are growing
     significantly faster than the economy
     as a whole
  - Leadership: They are leaders, or
     emerging leaders, in these markets,
     securing their positions through
     technology, marketing, distribution, or
     some other innovative means
  - Financial validation: Their returns, in
     the form of sales unit growth, rising
     operating margins, internal funding and
     other factors, demonstrate exceptional
     growth and leadership
- "bottom up" research, focusing on company
  fundaments and growth prospects, and
  considering dividend payment records or
  potential future capacity to pay dividends
- no corresponding strategy                        - for cash management purposes, may hold a
                                                     portion of its assets in cash or cash
                                                     equivalents, including shares of
                                                     affiliated money market funds

COMPARISON OF PRINCIPAL SERVICE PROVIDERS

     The following is a list of the current principal service providers for your Fund and Buying Fund.

                                                      SERVICE PROVIDERS
                                 ------------------------------------------------------------
                                      INVESCO GROWTH FUND         AIM LARGE CAP GROWTH FUND
SERVICE                                   (YOUR FUND)                   (BUYING FUND)
-------                               -------------------         -------------------------
Investment Advisor.............  INVESCO Funds Group, Inc.*      A I M Advisors, Inc.
                                 4350 South Monaco Street        11 Greenway Plaza, Suite 100
                                 Denver, Colorado 80237          Houston, Texas 77046-1173
Distributor....................  A I M Distributors, Inc.**      A I M Distributors, Inc.
                                 11 Greenway Plaza, Suite 100    11 Greenway Plaza, Suite 100
                                 Houston, Texas 77046-1173       Houston, Texas 77046-1173
Administrator..................  INVESCO Funds Group, Inc.***    A I M Advisors, Inc.
                                 4350 South Monaco Street        11 Greenway Plaza, Suite 100
                                 Denver, Colorado 80237          Houston, Texas 77046-1173
Custodian......................  State Street Bank and Trust     State Street Bank and Trust
                                 Company                         Company
Transfer Agent and Dividend
Disbursing Agent...............  INVESCO Funds Group, Inc.****   A I M Fund Services, Inc.
Independent Auditors...........  PricewaterhouseCoopers LLP      Ernst & Young LLP

---------------

   * If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as investment advisor for your Fund effective November 5, 2003.

  ** A I M Distributors, Inc. replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

 *** If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as administrator for your Fund effective November 5, 2003.

**** A I M Fund Services, Inc. will replace INVESCO as transfer agent and dividend disbursing agent for your Fund on or about October 1, 2003.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31 for Investor Class shares of your Fund and Class A shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund, including sales charges. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund, as of July 31, 2002, and Buying Fund, as of October 31, 2002, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit C. Pro forma estimated Expense Ratios for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of October 31, 2002 as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are available to investors and the corresponding share classes of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found as Exhibit A. In addition to the share classes of Buying Fund listed on Exhibit A, Class R shares of

Buying Fund are available to investors. This class is not involved in the Reorganization. For information regarding the features of the various share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No initial sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemptions of shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization will begin at the time your Fund's shares were originally purchased.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectus and the Buying Fund Prospectus.

          CLASS A                      CLASS B                      CLASS C
          -------                      -------                      -------
- subject to an initial      - not subject to an initial  - not subject to an initial
  sales charge*                sales charge                 sales charge
- may be subject to a CDSC   - subject to a CDSC on       - subject to a CDSC on
  on redemptions made          certain redemptions made     certain redemptions made
  within 18 months from the    within 6 years from the      within 12 months from the
  date of certain large        date of purchase             date of purchase***
  purchases**

          CLASS R                      CLASS K
    (BUYING FUND ONLY)            (YOUR FUND ONLY)              INVESTOR CLASS
    ------------------            ----------------              --------------
- not subject to an initial  - not subject to an initial  - not subject to an initial
  sales charge                 sales charge                 sales charge
- may be subject to a CDSC   - may be subject to a CDSC   - not subject to a CDSC
  on redemptions made          on redemptions made
  within 12 months from the    within 12 months from the
  date of certain purchases    date of certain purchases

---------------

  * Both your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and directors/trustees and those of their investment advisor.

 ** For qualified plans investing in Class A shares of your Fund, this period is 12 months rather than 18 months.

*** Prior to August 18, 2003, Class C shares of your Fund are subject to a CDSC on certain redemptions made within 13 months from the date of purchase. This 13 month period changes to 12 months effective August 18, 2003.

     The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value. Prior to August 18, 2003, the CDSC on redemptions of shares of your Fund is computed based on their original purchase price. This method of computation changes to conform to Buying Fund's method of computation effective August 18, 2003.

COMPARISON OF DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE
RIGHTS

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. AIM Distributors replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

     Both your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Both your Fund and Buying Fund have engaged AIM Distributors to provide such services either directly or through third parties. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Overall, each class of shares of Buying Fund has the same or lower aggregate distribution and service fees as the corresponding class of shares of your Fund.

     Although there are differences in the purchase, redemption and exchange procedures of your Fund and Buying Fund as of the date of this Proxy Statement/Prospectus, it is currently anticipated that the purchase, redemption and exchange procedures of your Fund and/or Buying Fund will be changed so that they are substantially the same prior to the consummation of the Reorganization. For information regarding the current purchase, redemption and exchange procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     As of the date of this Proxy Statement/Prospectus, shares of your Fund generally may be exchanged for shares of the same or a similar class of funds within the INVESCO Family of Funds and shares of Buying Fund generally may be exchanged for shares of the same or a similar class of funds within The AIM Family of Funds(R). It is currently anticipated that, prior to the consummation of the Reorganization, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the consummation of the Reorganization, the consummation of the Reorganization will be delayed until such time as it is offered. See "Additional Information About the Agreement -- The Reorganization." For more detailed information regarding the current exchange rights of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     The value of the convertible securities in which Buying Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which the securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to Buying Fund.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     Buying Fund may participate in the initial public offering (IPO) market in some market cycles. Because of Buying Fund's small asset base, any investment Buying Fund may make in IPOs may significantly affect Buying Fund's total return. As Buying Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on Buying Fund's total return.

     Active trading of Buying Fund's securities may increase short-term gains and losses, which may affect the taxes you have to pay. If Buying Fund engages in active trading in portfolio securities, it may incur increased transaction costs, which can lower the actual return on your investment.

     An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are similar to those described above for Buying Fund because of the similarities in their investment objectives and strategies. Set forth below is a discussion of certain risks that differ between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Your Fund is less diversified than Buying Fund. As a result, its performance is affected to a greater extent by the performance of any individual security it holds than is the performance of Buying Fund.

     Your Fund may also focus its investments in one or more sectors, resulting in the risk that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of your Fund's portfolio holdings to a particular economic sector, as compared to Buying Fund, your Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

     Buying Fund may participate in the IPO market in some market cycles, while your Fund generally will not purchase IPOs as part of its principal investment strategy and therefore is generally not subject to the risks associated with IPOs.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buying Fund. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended October 31, 2002 is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus, which is attached to this Proxy Statement/Prospectus as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on November 3, 2003, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on October 31, 2003 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Company will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2003 and for the short taxable year beginning on August 1, 2003 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended July 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

     It is anticipated that, prior to the Closing, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the Closing, the Closing will be postponed until a mutually acceptable date not later than December 31, 2003 (the "Termination Date").

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Company will redeem the outstanding shares of your Fund from shareholders in accordance with its Charter and the Maryland General Corporation Law.

BOARD CONSIDERATIONS

     AMVESCAP initially proposed that the Board consider the Reorganization at a telephone meeting of the Board held on May 5, 2003. Preliminary discussions of the Reorganization took place at the May 5, 2003 telephone meeting and at an in-person meeting of the Board held on May 13-15, 2003. A special task force of the Board met to consider the Reorganization on June 3, 2003. The Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board held on June 9, 2003.

     Over the course of the three Board meetings, the Board received from AIM and INVESCO written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund. AIM and INVESCO also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     The Board noted that AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the three Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

     AMVESCAP initially proposed that the Board of Trustees of Buyer consider the Reorganization at an in-person meeting of the Board of Trustees held on May 13-14, 2003, at which preliminary discussions of the Reorganization took place. The Board of Trustees of Buyer determined that the Reorganization is in the best interests of Buying Fund and will not dilute the interests of Buying Fund shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board of Trustees held on June 10-11, 2003.

OTHER TERMS

     If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Company and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Company and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Company and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Directors of Company and the Board of Trustees of Buyer may waive without shareholder approval any default by Company or Buyer or any failure by Company or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before the Termination Date.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders; notwithstanding the foregoing, no conclusion is expressed as to the effect of the Reorganization on your Fund or any shareholder of your Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - the tax year of your Fund will end on the date of the Closing, and Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Company nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Company and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Company and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Company or Buyer are incorrect in any material respect.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

GENERAL

     Company is a Maryland corporation. Buyer is a Delaware statutory trust. There is much that is similar between Maryland corporations and Delaware statutory trusts. For example, the responsibilities, powers and fiduciary duties of the directors of Company are substantially similar to those of the trustees of Buyer.

     There are, however, certain differences between the two forms of organization. The operations of Company, as a Maryland corporation, are governed by its Articles of Incorporation, and any restatements, amendments and supplements thereto (the "Articles of Incorporation"), and applicable Maryland law. The operations of Buyer, as a Delaware statutory trust, are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), and applicable Delaware law.

LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     The shareholders of Buyer have elected a majority of the trustees of Buyer. Such trustees serve for the life of Buyer, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees, a majority of the trustees may appoint a successor to fill such vacancy. The right of the Board of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

REMOVAL OF DIRECTORS/TRUSTEES

     A director of Company may be removed by the affirmative vote of a majority of the holders of a majority of the outstanding shares of Company.

     A trustee of Buyer may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of Buyer.

MEETINGS OF SHAREHOLDERS

     Company is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The bylaws of Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     Buyer is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of Buyer provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of Buyer. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declaration of Trust, the trustees and officers of Buyer are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declaration of Trust provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of Buyer, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

DISSOLUTION AND TERMINATION

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the Declaration of Trust, Buyer or any series or class of shares of beneficial interest in Buyer may be terminated by: (1) a majority shareholder vote of Buyer or the affected series or class, respectively; or (2) if there are fewer than 100 shareholders of record of Buyer or of such terminating series or class, the trustees pursuant to written notice to the shareholders of Buyer or the affected series or class.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of Buyer or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of Buyer or one of its investment portfolios; (v) merger or consolidation of Buyer or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the Declaration of Trust; and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confers upon shareholders rights of appraisal or dissenters' rights.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors shall have the power to alter, amend or repeal the bylaws of Company or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of Buyer may, without shareholder approval, amend the Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of Buyer, without approval of the majority of the shares of Buyer. The trustees shall have the power to alter, amend or repeal the bylaws of Buyer or adopt new bylaws at any time.

                                 CAPITALIZATION

     The following table sets forth, as of March 31, 2003, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                             PRO FORMA
                                       YOUR FUND          YOUR FUND        BUYING FUND      BUYING FUND
                                     CLASS A SHARES   CLASS K SHARES(1)   CLASS A SHARES   CLASS A SHARES
                                     --------------   -----------------   --------------   --------------
Net Assets.........................     $877,724         $1,582,635        $104,405,822     $106,866,181
Shares Outstanding.................      587,908          1,150,757          14,691,139       15,037,345
Net Asset Value Per Share..........     $   1.49         $     1.38        $       7.11     $       7.11

                                                                                          PRO FORMA
                                                        YOUR FUND       BUYING FUND      BUYING FUND
                                                      CLASS B SHARES   CLASS B SHARES   CLASS B SHARES
                                                      --------------   --------------   --------------
Net Assets..........................................     $42,038        $98,700,179      $98,742,217
Shares Outstanding..................................      28,163         14,262,672       14,268,747
Net Asset Value Per Share...........................     $  1.49        $      6.92      $      6.92

                                                                                          PRO FORMA
                                                        YOUR FUND       BUYING FUND      BUYING FUND
                                                      CLASS C SHARES   CLASS C SHARES   CLASS C SHARES
                                                      --------------   --------------   --------------
Net Assets..........................................    $2,620,558      $34,180,628      $36,801,186
Shares Outstanding..................................     1,794,933        4,936,002        5,314,439
Net Asset Value Per Share...........................    $     1.46      $      6.92      $      6.92

                                                                                          PRO FORMA
                                                        YOUR FUND       BUYING FUND      BUYING FUND
                                                      INVESTOR CLASS   INVESTOR CLASS   INVESTOR CLASS
                                                          SHARES         SHARES(2)          SHARES
                                                      --------------   --------------   --------------
Net Assets..........................................   $418,616,450            0         $418,616,450
Shares Outstanding..................................    278,213,858            0           58,905,992
Net Asset Value Per Share...........................   $       1.50        $7.11         $       7.11

                                                                                 PRO FORMA
                                                               BUYING FUND      BUYING FUND
                                                              CLASS R SHARES   CLASS R SHARES
                                                              --------------   --------------
Net Assets..................................................     $731,519         $731,519
Shares Outstanding..........................................      102,886          102,886
Net Asset Value Per Share...................................     $   7.11         $   7.11

---------------

(1) Shareholders of Class K shares of your Fund are receiving Class A shares of Buying Fund in the Reorganization.

(2) As of March 31, 2003, Investor Class shares of Buying Fund did not exist. Investor Class shares were added to Buying Fund in connection with the Reorganization. Investor Class shares of Buying Fund will commence operations at the net asset value per share of Buying Fund's Class A shares. Therefore, the Net Asset Value Per Share shown for Investor Class shares of Buying Fund in the table above is that of Buying Fund's Class A shares.

                          INTERESTS OF CERTAIN PERSONS

     If the Reorganization is consummated, AIM, as the investment advisor of Buying Fund, will gain approximately $424 million in additional assets under management (based on your Fund's net assets as of March 31, 2003), upon which AIM will receive advisory fees. Exhibit C sets forth AIM's advisory fees applicable to Buying Fund.

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

                          ADDITIONAL INFORMATION ABOUT
                           BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" and "Shareholder Information" for more information about sales charges, including contingent deferred sales charges, applicable to shares of Buying Fund, the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference: (i) see "Fund Performance" for more information about the performance of your Fund;
(ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Share Price" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund;
(v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions; and (vi) see "How To Buy Shares", "How To Sell Shares" and "Your Account Services" for more information about sales charges, including contingent deferred sales charges, applicable to shares of your Fund, the purchase, redemption and repurchase of shares of your Fund, distribution arrangements and the multiple class structure of your Fund.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Company and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Company's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 811-1474. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-1424. Such Buying Fund Prospectus is incorporated herein by reference.

     Company and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Company and Buyer (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Company and Buyer and other registrants that file electronically with the SEC.

                                 PROPOSAL 2 --
                             ELECTION OF DIRECTORS

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

     You are being asked to approve Proposal 2 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from having a combined board of directors.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board currently consists of the following 10 persons: Bob R. Baker, Sueann Ambron, Victor L. Andrews, Lawrence H. Budner, James T. Bunch, Raymond R. Cunningham, Gerald L. Lewis, John W. McIntyre, Larry Soll, Ph.D. and Mark H. Williamson. Eight of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of the 1940 Act. Two of the current directors are "interested persons" because of their business and financial relationships with Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP. Five of the current directors have declined to stand for re-election as directors of Company. Therefore, their terms as directors of Company will end upon the election and qualification of their successor directors at the Special Meeting.

NOMINEES FOR DIRECTORS

     Company's nominating committee (which consists solely of independent directors) has approved the nomination of five of the 10 current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the nominating committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of the ten registered investment companies comprising the INVESCO Funds. Each nominee who is a current director oversees 46 portfolios which comprise the INVESCO Funds. The business address of each nominee who is a current director is 4350 South Monaco Street, Denver, Colorado 80237.

     Each new nominee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each new nominee currently oversees 86 portfolios which comprise the AIM Funds. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS

                            DIRECTOR   PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH       SINCE              PAST 5 YEARS            OTHER DIRECTORSHIP(S) HELD
----------------------      --------   ------------------------------   --------------------------
Bob R. Baker -- 1936......    1983     Consultant (2000-present);       None
                                       formerly, President and Chief
                                       Executive Officer (1988 -
                                       2000) of AMC Cancer Research
                                       Center, Denver, Colorado;
                                       until mid-December 1988, Vice
                                       Chairman of the Board of First
                                       Columbia Financial
                                       Corporation, Englewood,
                                       Colorado; formerly, Chairman
                                       of the Board and Chief
                                       Executive Officer of First
                                       Columbia Financial
                                       Corporation.
James T. Bunch -- 1942....    2000     Co-President and Founder of      None
                                       Green, Manning & Bunch Ltd.,
                                       Denver, Colorado
                                       (1988-present) (investment
                                       banking firm); Director and
                                       Vice President of Western Golf
                                       Association and Evans Scholars
                                       Foundation; Executive
                                       Committee, United States Golf
                                       Association; formerly, General
                                       Counsel and Director of
                                       Boettcher & Co., Denver,
                                       Colorado; and formerly,
                                       Chairman and Managing Partner,
                                       law firm of Davis, Graham &
                                       Stubbs, Denver, Colorado.
Gerald J. Lewis -- 1933...    2000     Chairman of Lawsuit Resolution   General Chemical Group,
                                       Services, San Diego,             Inc., Hampdon, New
                                       California (1987-present);       Hampshire (1996-present),
                                       formerly, Associate Justice of   Wheelabrator Technologies,
                                       the California Court of          Inc. (waste management
                                       Appeals; and Of Counsel, law     company), Fisher
                                       firm of Latham & Watkins, San    Scientific, Inc.
                                       Diego, California (1987-1997).   (laboratory supplies),
                                                                        Henley Manufacturing,
                                                                        Inc., and California
                                                                        Coastal Properties, Inc.
Larry Soll,
  Ph.D. -- 1942...........    1997     Retired; formerly, Chairman of   Synergen Inc. (since
                                       the Board (1987-1994), Chief     incorporation in 1982) and
                                       Executive Officer (1982-1989     Isis Pharmaceuticals, Inc.
                                       and 1993-1994) and President
                                       (1982-1989) of Synergen Inc.
                                       (biotechnology company); and
                                       formerly, trustee of INVESCO
                                       Global Health Sciences Fund.

  NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON

                            DIRECTOR   PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH       SINCE              PAST 5 YEARS            OTHER DIRECTORSHIP(S) HELD
----------------------      --------   ------------------------------   --------------------------
Mark H. Williamson(1) --
  1951....................    1998     Director, President and Chief    Director/trustee of each
                                       Executive Officer, A I M         of the 17 A I M Funds
                                       Management Group Inc.;
                                       Director, Chairman and
                                       President, A I M Advisors,
                                       Inc. (registered investment
                                       advisor); Director, A I M
                                       Distributors, Inc. (registered
                                       broker dealer); and Chief
                                       Executive Officer of the A I M
                                       Division of AMVESCAP PLC
                                       (2003-present); formerly,
                                       Chief Executive Officer,
                                       Managed Products Division,
                                       AMVESCAP PLC (2001-2002);
                                       Chairman of the Board
                                       (1998-2002), President
                                       (1998-2002) and Chief
                                       Executive Officer (1998-2002)
                                       of INVESCO Funds Group, Inc.
                                       (registered investment
                                       advisor) and INVESCO
                                       Distributors, Inc. (registered
                                       broker dealer); Chief
                                       Operating Officer and Chairman
                                       of the Board of INVESCO Global
                                       Health Sciences Fund; Chairman
                                       and Chief Executive Officer of
                                       NationsBanc Advisors, Inc.;
                                       and Chairman of NationsBanc
                                       Investments, Inc.

---------------

(1) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

  NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS

                                PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH                   PAST 5 YEARS             OTHER DIRECTORSHIP(S) HELD
----------------------          ------------------------------    --------------------------
Frank S. Bayley -- 1939......   Of Counsel, law firm of Baker    Badgley Funds, Inc.
                                & McKenzie                       (registered investment
                                                                 company)
Bruce L. Crockett -- 1944....   Chairman, Crockett Technology    ACE Limited (insurance
                                Associates (technology           company); Captaris, Inc.
                                consulting company) and          (unified messaging provider)
                                Captaris, Inc. (unified
                                messaging provider)

                                PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH                   PAST 5 YEARS             OTHER DIRECTORSHIP(S) HELD
----------------------          ------------------------------    --------------------------
Albert R. Dowden -- 1941.....   Director of a number of public   Cortland Trust, Inc.
                                and private business             (Chairman) (registered
                                corporations, including the      investment company); Annuity
                                Boss Group, Ltd. (private        and Life Re (Holdings), Ltd.
                                investment and management) and   (insurance company)
                                Magellan Insurance Company;
                                formerly, President, Chief
                                Executive Officer and
                                Director, Volvo Group North
                                America, Inc.; Senior Vice
                                President, AB Volvo and
                                director of various affiliated
                                Volvo Group companies
Edward K. Dunn,                 Formerly, Chairman, Mercantile   None
  Jr. -- 1935................   Mortgage Corp.; President and
                                Chief Operating Officer,
                                Mercantile-Safe Deposit &
                                Trust Co.; and President,
                                Mercantile Bankshares Corp.
Jack M. Fields -- 1952.......   Chief Executive Officer,         Administaff
                                Twenty First Century Group,
                                Inc. (government affairs
                                company) and Texana Timber LP
Carl Frischling -- 1937......   Partner, law firm of Kramer      Cortland Trust, Inc.
                                Levin Naftalis & Frankel LLP     (registered investment
                                                                 company)
Prema Mathai-Davis -- 1950...   Formerly, Chief Executive        None
                                Officer, YWCA of the USA
Lewis F. Pennock -- 1942.....   Partner, law firm of Pennock &   None
                                Cooper
Ruth H. Quigley -- 1935......   Retired                          None
Louis S. Sklar -- 1939.......   Executive Vice President,        None
                                Development and Operations,
                                Hines Interests Limited
                                Partnership (real estate
                                development company)

  NEW NOMINEE WHO WILL BE AN INTERESTED PERSON

                                PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH                   PAST 5 YEARS             OTHER DIRECTORSHIP(S) HELD
----------------------          ------------------------------    --------------------------
Robert H.
  Graham(1) -- 1946..........   Director and Chairman, A I M     None
                                Management Group Inc.
                                (financial services holding
                                company); and Director and
                                Vice Chairman, AMVESCAP PLC
                                (parent of A I M and a global
                                investment management firm)
                                and Chairman, AMVESCAP
                                PLC - A I M Division;
                                formerly, President and Chief
                                Executive Officer, A I M
                                Management Group Inc.;
                                Director, Chairman and
                                President, A I M Advisors,
                                Inc. (registered investment
                                advisor); Director and
                                Chairman, A I M Capital
                                Management, Inc. (registered
                                investment advisor), A I M
                                Distributors, Inc. (registered
                                broker dealer), A I M Fund
                                Services, Inc. (registered
                                transfer agent), and Fund
                                Management Company (registered
                                broker dealer); and Chief
                                Executive Officer AMVESCAP
                                PLC - Managed Products

---------------

(1) Mr. Graham will be considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

CURRENT COMMITTEES OF THE BOARD

     The Board currently has nine standing committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.

  AUDIT COMMITTEE

     Company has an audit committee established for the purpose of overseeing the accounting and financial reporting process of Company and audits of the financial statements of Company. The audit committee is comprised entirely of independent directors. The committee meets quarterly with Company's independent accountants and officers to review accounting principles used by Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The current members of the audit committee are Messrs. Baker, Budner, Lewis and McIntyre.

  EXECUTIVE COMMITTEE

     Company has an executive committee. On occasion, the committee acts upon the current and ordinary business of Company between the meetings of the Board. Except for certain powers which, under applicable law, may only be exercised by the full Board, the committee may exercise all powers and authority of the Board in the management of the business of Company. All decisions are subsequently submitted for ratification by the Board. The current members of the executive committee are Messrs. Baker, Bunch, McIntyre and Williamson.

  INVESTMENTS AND MANAGEMENT LIAISON COMMITTEE

     Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Company, and to review investment, legal and operational matters which have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The current members of the investments and management liaison committee are Messrs. Andrews, Baker, Bunch, Soll and Dr. Ambron.

  BROKERAGE COMMITTEE

     Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by your Fund and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Board. The current members of the brokerage committee are Messrs. Budner, Bunch and McIntyre.

  DERIVATIVES COMMITTEE

     Company has a derivatives committee. The committee meets periodically to review derivatives investments made by your Fund. It monitors the use of derivatives by your Fund and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the Board. The committee reports on these matters to the Board. The current members of the derivatives committee are Messrs. Andrews, Lewis and Soll.

  NOMINATING COMMITTEE

     Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the Chairman of the nominating committee. The current members of the nominating committee are Messrs. Baker, Bunch, Lewis and Soll.

  LEGAL COMMITTEE

     Company has a legal committee. The committee meets periodically to review compensation arrangements with counsel to Company and to its independent directors. The committee reports on these matters to the Board. The current members of the legal committee are Messrs. Bunch, Lewis and McIntyre.

  COMPENSATION COMMITTEE

     Company has a compensation committee. The committee meets periodically to review compensation arrangements of Company's independent directors. The committee reports on these matters to the Board. The current members of the compensation committee are Messrs. Andrews, Baker, Budner and Soll.

  VALUATION COMMITTEE

     Company has a valuation committee. The committee meets periodically to review valuation issues regarding investments made by your Fund. The committee reports on these matters to the Board. The current members of the valuation committee are Messrs. Baker, Bunch, Cunningham and McIntyre.

  RETIREMENT PLAN COMMITTEE

     Company has a retirement plan committee. The committee meets periodically to review Company's retirement arrangements for its independent directors. The committee reports on these matters to the Board. The current members of the retirement plan committee are Messrs. Andrews, Baker, Budner, Cunningham and Soll.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended July 31, 2003, the Board met eight times, the audit committee met four times, the executive committee did not meet, the investments and management liaison committee met four times, the brokerage committee met four times, the derivatives committee met four times, the nominating committee met four times, the legal committee met three times, the compensation committee met two times, and the valuation and retirement plan committees did not meet. All of the current directors then serving attended at least 75% of the meetings of the Board or applicable committee during the most recent fiscal year.

FUTURE COMMITTEE STRUCTURE

     As a result of the combination of the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds, it is expected that the Board will adopt a committee structure that is the same as that which is in effect for the AIM Funds, so that the Board will have four committees: an Audit Committee, a Committee on Directors/Trustees, an Investments Committee and a Valuation Committee. These committees are described below.

  AUDIT COMMITTEE

     The Audit Committee will be comprised entirely of independent directors. The Audit Committee will be responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by your Fund (including resolution of disagreements between your Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of your Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to your Fund by its independent auditors.

  COMMITTEE ON DIRECTORS/TRUSTEES

     The Committee on Directors/Trustees will be comprised entirely of independent directors. It will be responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Company at meetings called for the election of directors; (ii) nominating persons who are not interested persons of Company for selection as members of each committee of the Board, including, without limitation, the audit committee, the committee on directors, the investments committee and the valuation committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

  INVESTMENTS COMMITTEE

     The Investments Committee will be responsible for: (i) overseeing the advisor's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     The Valuation Committee will be responsible for: (i) periodically reviewing the advisor's procedures for valuing securities ("Procedures"), and making any recommendations to the advisor with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by the advisor from time to time; (iii) periodically reviewing information provided by the advisor regarding industry developments in connection with valuation; (iv) periodically reviewing information from the advisor regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the committee or to the committee and the full Board simultaneously); and (v) if requested by the advisor, assisting the advisor's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

DIRECTOR'S COMPENSATION

     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002 is found in Exhibit D.

CURRENT RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds have adopted a Retirement Plan (the "Retirement Plan") and a Deferred Retirement Plan Account Agreement (the "Account Agreement"). Certain of the independent directors of Company participate either in the Retirement Plan or in the Account Agreement. Under the Retirement Plan and the Account Agreement, each participating director who is not an interested person of the INVESCO Funds and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit upon retirement.

     Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Retirement Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Retirement Plan receives no benefits from the Account Agreement. The cost of the Retirement Plan will be allocated among the INVESCO

Funds in a manner determined to be fair and equitable by the committee administering the Retirement Plan.

     A Participating Qualified Director who has elected to participate in the Account Agreement receives no benefits from the Retirement Plan. Pursuant to the terms of the Account Agreement, a deferred retirement account is established for a Qualified Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate per annum (currently 5.75%), will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the INVESCO Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Account Agreement.

     Company has no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pays no salary or compensation to any of its officers.

CURRENT DEFERRED COMPENSATION PLAN

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except INVESCO Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each independent director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the independent director may own either directly or beneficially. Each of the independent directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds.

     Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

NEW RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds intend to adopt a new retirement plan (the "New Retirement Plan") for the directors of Company who are not affiliated with INVESCO, which will be effective as of the date of the Special Meeting. The New Retirement Plan also will be adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan will include a retirement policy as well as retirement benefits for independent directors.

     The retirement policy will permit each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors will be able to extend from time to time the retirement date of a director.

     Annual retirement benefits will be available to each independent director of Company and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan will not be secured or funded by Company.

     Upon the effectiveness of the New Retirement Plan, the independent directors will cease to accrue benefits under the Retirement Plan and the Account Agreement. Messrs. Baker and Soll will not receive any additional benefits under the Retirement Plan or the Account Agreement, but will be entitled to amounts which have been previously funded under the Retirement Plan or the Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by Company for Messrs. Baker and Soll under the Retirement Plan and the Account Agreement.

NEW DEFERRED COMPENSATION AGREEMENTS

     The Boards of Directors of the INVESCO Funds intend to adopt new deferred compensation agreements which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director will have the option to elect to defer receipt of up to 100% of his or her compensation payable by Company, and such amounts are placed into a deferral account. The deferring directors will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.

     The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of Company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors will have the status of unsecured creditors of Company and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

OFFICERS OF COMPANY

     Information regarding the current officers of Company can be found in Exhibit E.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of your Fund's shares by the directors, nominees and current executive officers of Company can be found in Exhibit F.

DIRECTOR OWNERSHIP OF YOUR FUND'S SHARES

     The dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex can be found in Exhibit G.

                                 PROPOSAL 3 --
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from a new investment advisory agreement between AIM and Company.

     The Board recommends that you approve the new advisory agreement between AIM and Company for your Fund. The Board is asking you to vote on this new agreement because Company may enter into a new advisory agreement for your Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and Company for your Fund. The form of Company's proposed Master Investment Advisory Agreement with AIM is at Appendix IV.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 3, Company will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between Company and INVESCO, and move the provision of certain administrative services currently provided by INVESCO pursuant to the current advisory agreement between Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR

     INVESCO, the current investment advisor for your Fund, became the investment advisor for your Fund under the current advisory agreement on July 15, 1999. Your Fund's initial shareholder initially approved the agreement and your Fund's public shareholders have not subsequently voted on the agreement. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 15, 2003.

THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND

     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group. A list of the names, addresses and principal occupations of the principal executive officer and directors of AIM is in Exhibit H.

POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised, and calculates the net asset value of your Fund, subject to such procedures established by the Board and based upon information provided by your Fund, the custodian of your Fund or other source as designated by the Board. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the advisory agreement, as administrator, INVESCO also provides, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities.

     Under the terms of the current advisory agreement, INVESCO has no liability to Company, your Fund or to your Fund's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to Company or your Fund unless such act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the current advisory agreement.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of the directors of Company who are not interested persons of INVESCO or Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or INVESCO may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the Board;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of Company's counsel, in connection with litigation by or against Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.

     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.

     The annual rates at which INVESCO receives fees from your Fund under the current advisory agreement, the total net assets of your Fund, the dollar amounts of advisory fees paid to INVESCO by your Fund net of any expense limitations and the reimbursement, if any, made by INVESCO to your Fund for the most recent fiscal year are in Exhibit I.

ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES

     INVESCO and its affiliates also provide additional services to Company and your Fund. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. INVESCO currently serves as your Fund's transfer agent. Prior to July 1, 2003, INVESCO Distributors, Inc. served as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO. Information concerning fees paid to INVESCO and its affiliates for these services is in Exhibit J.

ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as your Fund are in Exhibit K.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising your Funds' assets and investment research and management, subject at all times to the policies and control of the Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of Company who are not interested persons of AIM or Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.

     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual rates at which AIM will receive advisory fees from your Fund under the proposed advisory agreement are in Exhibit L.

     If Proposal 3 is approved, Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the Board approves AIM's use of the exemptive order for Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM that the Board approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - expand provisions regarding broker-dealer relationships that are set forth in the current advisory agreement to make them consistent with similar provisions in other AIM advisory agreements;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - simplify certain rights applicable to your Fund's right to terminate advisory services or amend the proposed advisory agreement;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreement with INVESCO and the proposed advisory agreement with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  ADMINISTRATIVE SERVICES

     For your Fund, the Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same or lower costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there by any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

  BROKER-DEALER RELATIONSHIPS AND AFFILIATED BROKERAGE

     The current advisory agreement requires INVESCO, when selecting brokers or dealers, to first obtain the most favorable execution and price for your Fund; after fulfilling this primary requirement INVESCO may consider, as secondary factors whether such firms provide statistical research and other information to INVESCO. The proposed advisory agreement specifies that AIM's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting broker-dealers to execute particular transactions, AIM will consider the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of Company's portfolio funds on a continuing basis. Accordingly, the price to your Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered by the broker-dealer. The broker-dealer relationship provisions of the current advisory agreement with INVESCO for your Fund do not specify these factors.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  SECURITIES LENDING

     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Administrative services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  PAYMENT OF EXPENSES AND RESTRICTIONS ON FEES RECEIVED

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

  TERMINATION/AMENDMENT RIGHTS

     The current advisory agreement with INVESCO provides that Company can terminate the agreement with INVESCO or amend the terms of the agreement upon receipt of the affirmative vote of a majority of the outstanding securities (as defined in the 1940 Act) of all series portfolios of Company. Under the 1940 Act and the regulations thereunder, as interpreted by the SEC, advisory services provided to your Fund cannot be terminated or amended without the approval by a majority of the outstanding securities of your Fund, unless, in the case of an amendment, the Board may approve the changes. The proposed advisory agreement simplifies the language regarding termination and amendment of the agreement to be consistent with the 1940 Act and the regulations thereunder, as interpreted by the SEC.

  NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Board has agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of Company, and that officers and directors of Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse Company for any salaries paid by Company to officers, directors and full-time employees of Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.

  DELEGATION

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor.

  LIMITATION OF LIABILITY OF AIM, COMPANY AND SHAREHOLDERS

     As described above under the descriptions of the terms of the current advisory agreement and the proposed advisory agreement, respectively, both agreements provide limitation of liability for the advisor. The limitation of liability provisions of the 1940 Act also apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement states that no series of Company shall be liable for the obligations of other series of Company and the liability of AIM to one series of Company shall not automatically render AIM liable to any other series of Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of Company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

  STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Board determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENT

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to your Fund, and noted that the persons providing portfolio management services to your Fund would not change if Proposal 3 is approved by shareholders.

     - The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if your Fund engages in securities lending.

     - Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to your Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     - The performance record of your Fund. The Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund.

     - Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of your Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist your Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which your Fund operates, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between Company and AIM for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve Proposal 3, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --
                              APPROVAL OF THE PLAN
             TO REDOMESTICATE COMPANY AS A DELAWARE STATUTORY TRUST

BACKGROUND

     Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of Company as appropriate to be redomesticated as a new series portfolio of a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     If Proposal 1 is approved by the shareholders of your Fund, your Fund will be combined with Buying Fund and will not be redomesticated as a new series portfolio of the Trust. You are being asked to approve Proposal 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from redomesticating as a new series portfolio of the Trust.

     The Board has approved the Plan, which provides for a series of transactions to convert your Fund and each other series portfolio of Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). A form of the Plan relating to the proposed Redomestication is set forth in Appendix V.

     Approval of the Plan requires the affirmative vote of a majority of the issued and outstanding shares of Company. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan with this Proxy Statement/Prospectus. The Board is soliciting the proxies of the shareholders of Company's other series portfolios to vote on the Plan with a separate proxy statement.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's Declaration of Trust differs from Company's Articles of Incorporation in certain respects that are expected to improve Company's and each Current Fund's operations. The Trust, like Company, will operate as an open-end management investment company registered with the SEC under the 1940 Act.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, INVESCO and the Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Articles of Incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of its Declaration of Trust. In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."

WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE

     To accomplish the Redomestication, the Trust has been formed as a Delaware statutory trust pursuant to its Declaration of Trust, and each New Fund has been established as a series portfolio of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal 3 and a new investment advisory agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and Company's current advisory agreement, is set forth above under Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by Company if shareholders approve Proposal 3 and a new administrative services agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the Redomestication.

     - Elect the directors of Company as the trustees of the Trust to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders, and except as they retire in accordance with the Trust's retirement policy for trustees. The Trust's retirement policy for trustees will replace Company's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 4, Company currently contemplates that the Redomestication will be consummated on November 4, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  STRUCTURE OF THE TRUST

     The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Trust's fiscal year is the same as that of Company. The Trust will not have any operations prior to the Redomestication. Initially, Company will be the sole shareholder of the Trust.

     As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust and Amended and Restated Bylaws and applicable Delaware law rather than by Company's Articles of Incorporation and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF THE TRUST

     Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

     The trustees of the Trust would be those persons elected at this Special Meeting to serve as directors of Company. Information concerning the nominees for election as directors of Company is set forth above under Proposal 2.

  SHARES OF THE TRUST

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement/Prospectus, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

     For a discussion of certain differences between and among Company's Articles of Incorporation and Amended and Restated Bylaws and Maryland law and the Trust's Declaration of Trust and Amended and Restated Bylaws and Delaware law, see "Rights of Shareholders" in Proposal 1 above. The foregoing discussion and the discussion under the caption "Rights of Shareholders" in Proposal 1 above is only a summary of certain differences and is not a complete description of all the differences. Shareholders should refer to the provisions of the governing documents of Company and Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Amended and Restated Bylaws of Company and of the Declaration of Trust and the Trust's Amended and Restated Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/ PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Company intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit M. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the proposal to approve the Agreement.

     - FOR the election of all 16 nominees for director.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve the Plan.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Company in writing to the address of Company set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 3 if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2 and 4 if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement/Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     Proposals 1 and 3.  Approval of Proposals 1 and 3 requires the lesser of
(a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 1 and 3 because approval of Proposals 1 and 3 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 2. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     Proposal 4. Approval of Proposal 4 requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION

     Company has engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are estimated to be approximately $66,900. Company expects to solicit proxies principally by mail, but Company or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization, including Solicitor's costs.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, your Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement/Prospectus. To be considered for presentation at a meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of how to propose an individual for nomination as a director, please refer to the section of this Proxy Statement/Prospectus entitled "Proposal 2 -- Current Committees of the Board -- Nominating Committee."

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit N.

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit O.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The audit committee of the Board has appointed PricewaterhouseCoopers LLP (the "Auditor") as Company's independent public accountants for the fiscal year ending July 31, 2004. A representative of the Auditor is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The audit committee of the Board has considered whether the provision of the services below is compatible with maintaining the Auditor's independence.

FEES PAID TO THE AUDITOR RELATED TO COMPANY

     The Auditor billed Company (consisting of eight separate series portfolios) aggregate fees for professional services rendered for the 2003 fiscal year as follows:

Audit Fees..................................................   $165,650
Financial Information Systems Design and Implementation
  Fees......................................................   $      0
All Other Fees*.............................................   $ 32,713
                                                               --------
Total Fees..................................................   $198,363

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to Company.

FEES PAID TO THE AUDITOR NOT RELATED TO COMPANY

     The Auditor billed INVESCO aggregate fees for professional services rendered for the 2003 fiscal year to INVESCO, or any affiliate that provided services to Company, as follows:

Financial Information Systems Design and Implementation
  Fees......................................................   $      0
All Other Fees**............................................   $402,571
                                                               --------
Total Fees..................................................   $402,571

---------------

** As required by SEC rules, All Other Fees includes amounts paid to the Auditor by your Fund's advisor and other related entities that provide support for the operations of Company. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed upon procedures. The services performed for your Fund's advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

                                   EXHIBIT A

CLASSES OF SHARES OF YOUR FUND                    CORRESPONDING CLASSES OF SHARES OF BUYING FUND
------------------------------                    ----------------------------------------------
Class A shares                                              Class A shares
Class B shares                                              Class B shares
Class C shares                                              Class C shares
Class K shares                                              Class A shares
Investor Class shares                                       Investor Class shares

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

INVESCO GROWTH FUND (YOUR FUND)

     Performance information in the bar chart below is that of the Fund's Investor Class shares which has the longest operating history of the Fund's classes.

     The bar chart below shows the Fund's Investor Class actual yearly performance (commonly known as its "total return") for the years ended December 31 over the past decade or since inception. The table below shows the pre-tax and after-tax average annual total returns of Investor Class for various periods ended December 31, 2001 compared to the S&P 500 Index and Russell 1000 Growth Index.

     After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption return assumes you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption return assumes payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rate in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax return shown is not relevant.

     The information in the chart and table illustrates the variability of the Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                         GROWTH FUND -- INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1)(2)

'92.........................................................    2.88%
'93.........................................................   18.01%
'94.........................................................   (8.80)%
'95.........................................................   29.54%
'96.........................................................   20.96%
'97.........................................................   27.22%
'98.........................................................   41.72%
'99.........................................................   38.49%
'00.........................................................  (23.92)%
'01.........................................................  (49.07)%


Best Calendar Qtr. 12/01 34.51%
Worst Calendar Qtr. 9/01 (43.15%)

                                                               AVERAGE ANNUAL TOTAL RETURN
                                                                     AS OF 12/31/01
                                                              -----------------------------
                                                              1 YEAR     5 YEARS   10 YEARS
                                                              ------     -------   --------
Growth Fund(1)(2)
  Return Before Taxes.......................................  (49.07)%    (0.66)%    5.32%
  Return After Taxes on Distributions.......................  (49.16)%    (4.57)%    1.30%
  Return After Taxes on Distributions and Sale of Fund
     Shares.................................................  (29.79)%    (0.88)%    3.32%
S&P 500 Index(3)
  (reflects no deduction for fees, expenses, or taxes)......  (11.88)%    10.70%    12.93%
Russell 1000 Growth Index(3)
  (reflects no deduction for fees, expenses, or taxes)......  (20.42)%     8.27%    10.79%

---------------

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class' expenses.

(2) Returns before taxes for Investor Class shares of Growth Fund year-to-date as of the calendar quarter ended September 30, 2002 was (43.85)%.

(3) The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and lower forecasted growth values. Please keep in mind that the indexes do not pay brokerage, management, administrative or distribution expenses, all of which are paid by the classes and are reflected in their annual returns. Index returns also do not include sales charges or CDSCs that may be paid by the shareholder.

AIM LARGE CAP GROWTH FUND (BUYING FUND)

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

  ANNUAL TOTAL RETURNS(1)

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                              (PERFORMANCE GRAPH)

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................    8.52%
2001...................................................................  -36.13%
2002...................................................................  -26.46%

     The Class A shares' year-to-date total return as of June 30, 2003 was 12.89%.

     During the periods shown in the bar chart, the highest quarterly return was 26.64% (quarter ended March 31, 2000) and the lowest quarterly return was -34.26% (quarter ended March 31, 2001).

  PERFORMANCE TABLE(1)

     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

  Average Annual Total Returns (for the periods ended December 31, 2002)

                                                                         SINCE       INCEPTION
                                                             1 YEAR    INCEPTION       DATE
                                                            --------   ---------     ---------
Class A                                                                              03/01/99
  Return Before Taxes.....................................  (30.51)%    (9.85)%
  Return After Taxes on Distributions.....................  (30.51)%    (9.85)%
  Return After Taxes on Distributions and Sale of Fund
     Shares...............................................  (18.73)%    (7.64)%
S&P 500(2)................................................  (22.09)%    (7.29)%(6)   02/28/99(6)
Russell 1000--Registered Trademark-- Index(3).............  (21.65)%    (6.83)%(6)   02/28/99(6)
Russell 1000--Registered Trademark-- Growth Index(4)......  (27.88)%   (12.99)%(6)   02/28/99(6)
Lipper Large-Cap Growth Fund Index(5).....................  (28.11)%   (13.23)%(6)   02/28/99(6)

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) A significant portion of the fund's returns during certain periods prior to 2001 was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the "Financial Highlights" section of this prospectus.

(2) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index rather than the Russell 1000--Registered Trademark-- Index because the Standard & Poor's 500 Index is a more widely recognized gauge of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.

(3) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those securities in the Russell 1000--Registered Trademark-- Index with a greater than average growth orientation. The Russell 1000 --Registered Trademark-- Index measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(5) The Lipper Large-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P 500 Index.

(6) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                                   EXHIBIT C

                    COMPARISON FEE TABLE AND EXPENSE EXAMPLE

FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B, Class C, Investor Class, and Class K shares of INVESCO Growth Fund ("Selling Fund"), and of Class A, Class B, Class C, and Class R shares of AIM Large Cap Growth Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided.

                                        SELLING FUND (AS OF 7/31/02)                    BUYING FUND (AS OF 10/31/02)
                            ----------------------------------------------------   ---------------------------------------
                                                                        INVESTOR
                            CLASS A     CLASS B    CLASS C   CLASS K     CLASS     CLASS A     CLASS B   CLASS C   CLASS R
                            SHARES      SHARES     SHARES    SHARES      SHARES    SHARES      SHARES    SHARES    SHARES
                            -------     -------    -------   -------    --------   -------     -------   -------   -------
SHAREHOLDER FEES
(fees paid directly from
your investment)
Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of offering
  price)..................   5.50%       None       None      None        None      5.50%       None      None      None
Maximum Deferred Sales
  Charge (Load)(1)........   None(2)(3)  5.00%      1.00%     None(4)     None      None(2)(5)  5.00%     1.00%     None(6)
ANNUAL FUND OPERATING
  EXPENSES(7)
(expenses that are
deducted from fund assets)
Management Fees...........   0.56%       0.56%      0.56%     0.56%       0.56%     0.75%       0.75%     0.75%     0.75%
Distribution and/or
  Service (12b-1)
  Fees(8).................   0.35%       1.00%      1.00%     0.45%       0.25%     0.35%       1.00%     1.00%     0.50%
Other Expenses............   0.49%(9)    0.45%(9)   1.47%     1.31%       0.74%     0.60%       0.60%     0.60%     0.60%(9)
Total Annual Fund
  Operating
  Expenses(10)............   1.40%       2.01%      3.03%     2.32%       1.55%     1.70%       2.35%     2.35%     1.85%
Fee Waiver................   None        None       0.28%     0.12%       None      None        None      None      None
Net Expenses..............   1.40%       2.01%      2.75%     2.20%       1.55%     1.70%       2.35%     2.35%     1.85%

                              BUYING FUND PRO FORMA COMBINED (AS OF 10/31/02)
                            ---------------------------------------------------
                                                                       INVESTOR
                            CLASS A     CLASS B   CLASS C   CLASS R     CLASS
                            SHARES      SHARES    SHARES    SHARES      SHARES
                            -------     -------   -------   -------    --------
SHAREHOLDER FEES
(fees paid directly from
your investment)
Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of offering
  price)..................   5.50%       None      None      None        None
Maximum Deferred Sales
  Charge (Load)(1)........   None(2)(5)  5.00%     1.00%     None(6)     None
ANNUAL FUND OPERATING
  EXPENSES(7)
(expenses that are
deducted from fund assets)
Management Fees...........   0.75%       0.75%     0.75%     0.75%       0.75%
Distribution and/or
  Service (12b-1)
  Fees(8).................   0.35%       1.00%     1.00%     0.50%       0.25%
Other Expenses............   0.59%       0.59%     0.59%     0.59%(9)    0.59%
Total Annual Fund
  Operating
  Expenses(10)............   1.69%       2.34%     2.34%     1.84%       1.59%
Fee Waiver................   None        None      None      None        None
Net Expenses..............   1.69%       2.34%     2.34%     1.84%       1.59%

---------------

 (1) For Selling Fund, calculated as a percentage of original purchase price. For Buying Fund and Buying Fund Pro Forma Combined, calculated as a percentage of original purchase price or redemption proceeds, whichever is less.

 (2) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

 (3) For qualified plans investing in Class A shares, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within 12 months from initial deposit in the plan's INVESCO account.

 (4) For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within 12 months from the initial deposit in the plan's INVESCO account.

 (5) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (6) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (7) There is no guarantee that actual expenses will be the same as those shown in the table.

 (8) Because each class pays a 12b-1 distribution and service fee which is based upon such class' assets, if you own shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

 (9) Other Expenses are based on estimated expenses for the current fiscal year.

(10) INVESCO has contractually agreed to waive fees and bear any expenses on Selling Fund through April 30, 2004 to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 2.10%, 2.75%, 2.75% and 2.20% on Class A, Class B, Class C and Class K shares, respectively. INVESCO has also voluntarily agreed to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 1.60%, 2.25%, 2.25%, and 1.70% on Class A, Class B, Class C and Class K, respectively. The voluntary expense limitations cannot be revoked by INVESCO prior to May 2004. Effective June 1, 2002, INVESCO is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between INVESCO and Selling Fund if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after INVESCO incurred the expense.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                              ONE    THREE     FIVE     TEN
                                                              YEAR   YEARS    YEARS    YEARS
                                                              ----   ------   ------   ------
SELLING FUND
Class A shares(1)
  Assuming complete redemption at end of period.............  $685   $  969   $1,274   $2,137
  Assuming no redemption....................................  $685   $  969   $1,274   $2,137
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $704   $  930   $1,283   $2,181
  Assuming no redemption(3).................................  $204   $  630   $1,083   $2,181
Class C shares
  Assuming complete redemption at end of period(2)..........  $378   $  882   $1,541   $3,305
  Assuming no redemption....................................  $278   $  882   $1,541   $3,305
Class K shares
  Assuming complete redemption at end of period.............  $223   $  701   $1,218   $2,637
  Assuming no redemption....................................  $223   $  701   $1,218   $2,637
Investor Class shares
  Assuming complete redemption at end of period.............  $158   $  490   $  845   $1,845
  Assuming no redemption....................................  $158   $  490   $  845   $1,845

BUYING FUND
Class A shares(1)
  Assuming complete redemption at end of period.............  $713   $1,056   $1,422   $2,448
  Assuming no redemption....................................  $713   $1,056   $1,422   $2,448
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $738   $1,033   $1,455   $2,524
  Assuming no redemption(3).................................  $238   $  733   $1,255   $2,524
Class C shares
  Assuming complete redemption at end of period(2)..........  $338   $  733   $1,255   $2,686
  Assuming no redemption....................................  $238   $  733   $1,255   $2,686
Class R shares
  Assuming complete redemption at end of period.............  $188   $  582   $1,001   $2,169
  Assuming no redemption....................................  $188   $  582   $1,001   $2,169

                                                              ONE    THREE     FIVE     TEN
                                                              YEAR   YEARS    YEARS    YEARS
                                                              ----   ------   ------   ------
BUYING FUND -- PRO FORMA COMBINED
Class A shares(1)
  Assuming complete redemption at end of period.............  $712   $1,053   $1,417   $2,438
  Assuming no redemption....................................  $712   $1,053   $1,417   $2,438
Class B shares
  Assuming complete redemption at end of period(2)(3).......  $737   $1,030   $1,450   $2,514
  Assuming no redemption(3).................................  $237   $  730   $1,250   $2,514
Class C shares
  Assuming complete redemption at end of period(2)..........  $337   $  730   $1,250   $2,676
  Assuming no redemption....................................  $237   $  730   $1,250   $2,676
Class R shares
  Assuming complete redemption at end of period.............  $187   $  579   $  996   $2,159
  Assuming no redemption....................................  $187   $  579   $  996   $2,159
Investor Class shares
  Assuming complete redemption at end of period.............  $162   $  502   $  866   $1,889
  Assuming no redemption....................................  $162   $  502   $  866   $1,889

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

(3) Assumes conversion of Class B shares to Class A shares at the end of the eighth year.

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

                          DIRECTOR COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002.

                                                                                                TOTAL
                                                                                             COMPENSATION
                                     AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL     FROM ALL
                                   COMPENSATION         ACCRUED BY         BENEFITS UPON       INVESCO
NAME OF DIRECTOR                  FROM COMPANY(1)       COMPANY(2)         RETIREMENT(3)       FUNDS(4)
----------------                  ---------------   -------------------   ----------------   ------------
Bob R. Baker....................      $29,095             $5,233              $34,000          $138,000
James T. Bunch..................      $25,150                  0                    0          $124,625
Gerald J. Lewis.................      $25,612                  0                    0          $116,500
Larry Soll, Ph.D. ..............      $26,476                  0                    0          $126,000

---------------

(1) The vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors. Amounts shown are based on the fiscal year ended July 31, 2002.

(2) Represents estimated benefits accrued with respect to the current Retirement Plan and Deferred Retirement Plan Account Agreement, and not compensation deferred at the election of the directors. Amounts shown are based on the fiscal year ended July 31, 2002.

(3) These amounts represent the estimated annual benefits payable by the ten INVESCO Funds upon the directors' retirement under the current Retirement Plan and Deferred Retirement Plan Account Agreement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the current Retirement Plan.

(4) All continuing directors currently serve as directors of ten registered investment companies advised by INVESCO.

                                   EXHIBIT E

                              OFFICERS OF COMPANY

     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Company is 4350 South Monaco Street, Denver, Colorado 80237.

              NAME, YEAR OF
          BIRTH AND POSITION(S)            OFFICER
            HELD WITH COMPANY               SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
          ---------------------            -------   -------------------------------------------
Mark H. Williamson -- 1951...............   1998     Director, President and Chief Executive
Chairman of the Board                                Officer, A I M Management Group Inc.;
                                                     Director, Chairman and President, A I M
                                                     Advisors, Inc. (registered investment
                                                     advisor); Director, A I M Distributors,
                                                     Inc. (registered broker dealer); and Chief
                                                     Executive Officer of the AIM Division of
                                                     AMVESCAP PLC (2003-present); formerly,
                                                     Chief Executive Officer, Managed Products
                                                     Division, AMVESCAP PLC (2001-2002);
                                                     Chairman of the Board (1998-2002),
                                                     President (1998-2002) and Chief Executive
                                                     Officer (1998-2002) of INVESCO Funds Group,
                                                     Inc. (registered investment advisor) and
                                                     INVESCO Distributors, Inc. (registered
                                                     broker dealer); Chief Operating Officer and
                                                     Chairman of the Board of INVESCO Global
                                                     Health Sciences Fund; Chairman and Chief
                                                     Executive Officer of NationsBanc Advisors,
                                                     Inc.; and Chairman of NationsBanc
                                                     Investments, Inc.
Raymond R. Cunningham -- 1951............   2001     President (2001-present) and Chief
President and Chief Executive Officer                Executive Officer (2003-present) of INVESCO
                                                     Funds Group, Inc.; Chairman of the Board
                                                     (2003-present) and President (2003-present)
                                                     of INVESCO Distributors, Inc.; formerly,
                                                     Chief Operating Officer (2001-2003) and
                                                     Senior Vice President (1999-2002) of
                                                     INVESCO Funds Group, Inc. and INVESCO
                                                     Distributors, Inc.; and Senior Vice
                                                     President of GT Global -- North America
                                                     (1992-1998).
Glen A. Payne -- 1947....................   1989     Senior Vice President, General Counsel and
Secretary                                            Secretary of INVESCO Funds Group, Inc.;
                                                     Senior Vice President, Secretary and
                                                     General Counsel of INVESCO Distributors,
                                                     Inc.; formerly, Secretary of INVESCO Global
                                                     Health Sciences Fund; General Counsel of
                                                     INVESCO Trust Company (1989-1998); and
                                                     employee of the Securities and Exchange
                                                     Commission, Washington, DC (1973-1989).

              NAME, YEAR OF
          BIRTH AND POSITION(S)            OFFICER
            HELD WITH COMPANY               SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
          ---------------------            -------   -------------------------------------------
Ronald L. Grooms -- 1946.................   1988     Senior Vice President and Treasurer of
Chief Accounting Officer, Chief Financial            INVESCO Funds Group, Inc.; and Senior Vice
Officer and Treasurer                                President and Treasurer of INVESCO
                                                     Distributors, Inc.; formerly, Treasurer and
                                                     Principal Financial and Accounting Officer
                                                     of INVESCO Global Health Sciences Fund; and
                                                     Senior Vice President and Treasurer of
                                                     INVESCO Trust Company (1988-1998).
William J. Galvin, Jr. -- 1956...........   1992     Senior Vice President and Assistant
Assistant Secretary                                  Secretary INVESCO Funds Group, Inc.; and
                                                     Senior Vice President and Assistant
                                                     Secretary of INVESCO Distributors, Inc.;
                                                     formerly, Trust Officer of INVESCO Trust
                                                     Company (1995-1998).
Pamela J. Piro -- 1960...................   1999     Vice President and Assistant Treasurer of
Assistant Treasurer                                  INVESCO Funds Group, Inc.; and Assistant
                                                     Treasurer of INVESCO Distributors, Inc.;
                                                     formerly, Assistant Vice President
                                                     (1996-1997).
Tane T. Tyler -- 1965....................   2002     Vice President and Assistant General
Assistant Secretary                                  Counsel of INVESCO Funds Group, Inc.

                                   EXHIBIT F

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of Company, the following table sets forth certain information regarding the ownership as of July 25, 2003 of the shares of common stock of each class of each series portfolio of Company by the directors, nominees, and current executive officers of Company:

                                                                                   NUMBER OF SHARES
                                                                                OWNED BENEFICIALLY AND
                                                            SERIES AND CLASS     PERCENTAGE OF CLASS*
                                                            ----------------   ------------------------
Bob R. Baker..............................................
Sueann Ambron.............................................
Victor L. Andrews.........................................
Lawrence H. Budner........................................
James T. Bunch............................................
Raymond R. Cunningham.....................................
Richard W. Healey.........................................
Gerald J. Lewis...........................................
John W. McIntyre..........................................
Larry Soll, Ph.D. ........................................
Mark H. Williamson........................................
Frank S. Bayley...........................................
Bruce L. Crockett.........................................
Albert R. Dowden..........................................
Edward K. Dunn, Jr. ......................................
Jack M. Fields............................................
Carl Frischling...........................................
Robert H. Graham..........................................
Prema Mathai-Davis........................................
Lewis F. Pennock..........................................
Ruth H. Quigley...........................................
Louis S. Sklar............................................
Glen A. Payne.............................................
Ronald L. Grooms..........................................
William J. Galvin, Jr. ...................................
Pamela J. Piro............................................
Tane T. Tyler.............................................

---------------

* To the best knowledge of Company, the ownership of shares of each series portfolio of Company by current directors, nominees, and current executive officers of Company as a group constituted less than 1% of each class of each series portfolio of Company as of July 25, 2003.

                                   EXHIBIT G

                       DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex:

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                    DOLLAR RANGE OF    SECURITIES IN ALL REGISTERED INVESTMENT
                                                   EQUITY SECURITIES    COMPANIES OVERSEEN BY DIRECTOR IN THE
NAME OF DIRECTOR                                     IN YOUR FUND               INVESCO FUNDS COMPLEX
----------------                                   -----------------   ---------------------------------------
INDEPENDENT DIRECTORS
Bob R. Baker.....................................   $1-$10,000               $10,001-$50,000
James T. Bunch...................................   $1-$10,000               $50,001-$100,000
Gerald J. Lewis..................................   $1-$10,000               $50,001-$100,000
Larry Soll, Ph.D.................................   $1-$10,000                Over $100,000
INTERESTED DIRECTOR
Mark H. Williamson...............................      None                   Over $100,000
INDEPENDENT NOMINEES
Frank S. Bayley..................................      None                        None
Bruce L. Crockett................................      None                        None
Albert R. Dowden.................................      None                        None
Edward K. Dunn...................................      None                        None
Jack M. Fields...................................      None                        None
Carl Frischling..................................      None                        None
Prema Mathai-Davis...............................      None                        None
Lewis F. Pennock.................................      None                        None
Ruth H. Quigley..................................      None                        None
Louis S. Sklar...................................      None                        None
NOMINEE WHO WILL BE INTERESTED
Robert H. Graham.................................      None                        None

                                   EXHIBIT H

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of the principal executive officer and the directors of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME                                  POSITION WITH AIM                   PRINCIPAL OCCUPATION
----                                  -----------------                   --------------------
Mark H. Williamson..........  Director, Chairman and President     Director, President and Chief
                                                                   Executive Officer, A I M Management
                                                                   Group Inc.; Director, Chairman and
                                                                   President, A I M Advisors, Inc.
                                                                   (registered investment advisor);
                                                                   Director, A I M Distributors, Inc.
                                                                   (registered broker dealer); and
                                                                   Chief Executive Officer of the AIM
                                                                   Division of AMVESCAP PLC
Kevin M. Carome.............  Director, Senior Vice President,     Director, Senior Vice President,
                              General Counsel and Secretary        Secretary and General Counsel, A I
                                                                   M Management Group Inc.; Vice
                                                                   President, A I M Capital Management
                                                                   Inc., A I M Distributors, Inc. and
                                                                   A I M Fund Services, Inc., and
                                                                   Director, Vice President and
                                                                   General Counsel, Fund Management
                                                                   Company
Gary T. Crum................  Director and Senior Vice President   Chairman, Director and Director of
                                                                   Investments, A I M Capital
                                                                   Management, Inc.; Director and
                                                                   Executive Vice President, A I M
                                                                   Management Group Inc.; Director, A
                                                                   I M Distributors, Inc. and AMVESCAP
                                                                   PLC
Dawn M. Hawley..............  Director, Senior Vice President      Director, Senior Vice President and
                              and Chief Financial Officer          Chief Financial Officer, A I M
                                                                   Management Group Inc.; Vice
                                                                   President and Treasurer, A I M
                                                                   Capital Management, Inc. and A I M
                                                                   Distributors, Inc.; Director, Vice
                                                                   President and Chief Financial
                                                                   Officer, A I M Fund Services, Inc.;
                                                                   and Vice President and Chief
                                                                   Financial Officer, Fund Management
                                                                   Company

                                   EXHIBIT I

                   COMPENSATION TO INVESCO FUNDS GROUP, INC.

     Company pays INVESCO Funds Group, Inc., out of the assets of your Fund, as full compensation for all services rendered, an advisory fee for your Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of your Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of your Fund.

                                                                     NET FEES PAID TO       FEE WAIVERS OR
                                                                       INVESCO FUNDS           EXPENSE
                                             TOTAL NET ASSETS FOR   GROUP, INC. FOR THE   REIMBURSEMENTS FOR
                                              THE MOST RECENTLY        MOST RECENTLY      THE MOST RECENTLY
ANNUAL RATE                                    COMPLETED FISCAL      COMPLETED FISCAL      COMPLETED FISCAL
(BASED ON AVERAGE DAILY NET ASSETS)             PERIOD OR YEAR        PERIOD OR YEAR        PERIOD OR YEAR
-----------------------------------          --------------------   -------------------   ------------------
0.60% of the first $350 million; 0.55% of        $532,047,756           $4,804,294               $298
the next $350 million; 0.50% from $700
million; 0.45% from $2 billion; 0.40% from
$4 billion; 0.375% from $6 billion; 0.35%
from $8 billion

                                   EXHIBIT J

FEES PAID TO INVESCO FUNDS GROUP, INC. AND AFFILIATES IN MOST RECENT FISCAL YEAR

     The following chart sets forth the non-advisory fees paid by your Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.

                                                 INVESCO                               INVESCO
                                             (ADMINISTRATIVE         INVESCO          (TRANSFER
NAME OF FUND                                   SERVICES)*      DISTRIBUTORS, INC.**    AGENCY)
------------                                 ---------------   --------------------   ----------
INVESCO Growth Fund........................     $395,944            $1,215,897        $4,594,606

---------------

 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.

** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.

                                   EXHIBIT K

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as your Fund.

                                                                                     FEE WAIVERS, EXPENSE
                                   ANNUAL RATE           TOTAL NET ASSETS FOR     LIMITATIONS AND/OR EXPENSE
                                (BASED ON AVERAGE          THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)        COMPLETED FISCAL YEAR  RECENTLY COMPLETED FISCAL YEAR
------------                    -----------------        ---------------------  ------------------------------
AIM Aggressive Growth      0.80% of the first $150          $2,098,074,956      Waive 0.025% on each $5
  Fund                     million; 0.625% of the                               billion increment on net
                           excess over $150 million                             assets over $5 billion, up to
                                                                                a maximum waiver of 0.175% on
                                                                                net assets in excess of $35
                                                                                billion
AIM Capital Development    0.75% of the first $350           $859,038,420       N/A
  Fund                     million; 0.625% of the
                           excess over $350 million
AIM Charter Fund           1.00% of the first $30           $3,473,400,686      Waive 0.025% on each $5
                           million; 0.75% over $30                              billion increment on net
                           million up to and including                          assets over $5 billion, up to
                           $150 million; 0.625% of the                          a maximum waiver of 0.175% on
                           excess over $150 million                             net assets in excess of $35
                                                                                billion
AIM Constellation Fund     1.00% of the first $30           $7,712,712,838      Waive 0.025% on each $5
                           million; 0.75% over $30                              billion increment on net
                           million up to and including                          assets over $5 billion, up to
                           $150 million; 0.625% of the                          a maximum waiver of 0.175% on
                           excess over $150 million                             net assets in excess of $35
                                                                                billion
AIM Core Strategies Fund   0.75% of the first $1               $799,226         Waive advisory fee and/or
                           billion; 0.70% over $1                               reimburse expenses on Class A,
                           billion up to and including                          Class B and Class C to extent
                           $2 billion; 0.625% of the                            necessary to limit Total
                           excess over $2 billion                               Operating Expenses (excluding
                                                                                interest, taxes, dividends on
                                                                                short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any) of Class
                                                                                A shares to 1.75%
AIM Dent Demographic       0.85% of the first $2             $501,855,692       N/A
  Trends Fund              billion; 0.80% of the excess
                           over $2 billion
AIM Emerging Growth Fund   0.85% of the first $1             $105,075,644       N/A
                           billion; 0.80% of the excess
                           over $1 billion
AIM Large Cap Growth Fund  0.75% of the first $1             $245,944,356       Waive advisory fee and/or
                           billion; 0.70% over $1                               reimburse expenses on Class A,
                           billion up to and including                          Class B and Class C to extent
                           $2 billion; 0.625% of the                            necessary to limit Total
                           excess over $2 billion                               Operating Expenses (excluding
                                                                                interest, taxes, dividends on
                                                                                short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any) of Class
                                                                                A shares to 1.95%
AIM Mid Cap Growth Fund    0.80% of the first $1             $138,528,944       N/A
                           billion; 0.75% of the excess
                           over $1 billion
AIM U.S. Growth Fund       0.75% of the first $1               $976,335         Waive advisory fee and/or
                           billion; 0.70% over $1                               reimburse expenses on Class A,
                           billion up to and including                          Class B and Class C to extent
                           $2 billion; 0.65% of the                             necessary to limit Total
                           excess over $2 billion                               Operating Expenses (excluding
                                                                                interest, taxes, dividends on
                                                                                short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any) of Class
                                                                                A shares to 1.75%

                                                                                     FEE WAIVERS, EXPENSE
                                   ANNUAL RATE           TOTAL NET ASSETS FOR     LIMITATIONS AND/OR EXPENSE
                                (BASED ON AVERAGE          THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)        COMPLETED FISCAL YEAR  RECENTLY COMPLETED FISCAL YEAR
------------                    -----------------        ---------------------  ------------------------------
AIM Weingarten Fund        1.00% of the first $30           $2,726,296,882      Waive 0.025% on each $5
                           million; 0.75% over $30                              billion increment on net
                           million up to and including                          assets over $5 billion, up to
                           $350 million; 0.625% of the                          a maximum waiver of 0.175% on
                           excess over $350 million                             net assets in excess of $35
                                                                                billion
AIM Global Value Fund      0.85% of the first $1             $12,794,786        Waive advisory fee and/or
                           billion; 0.80% of the excess                         reimburse expenses on Class A,
                           over $1 billion                                      Class B and Class C to extent
                                                                                necessary to limit Total
                                                                                Operating Expenses (excluding
                                                                                interest, taxes, dividends on
                                                                                short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any) of Class
                                                                                A shares to 2.00%
AIM Mid Cap Basic Value    0.80% of the first $1             $68,393,079        Waive advisory fee and/or
  Fund                     billion; 0.75% over $1                               reimburse expenses on Class A,
                           billion up to and including                          Class B and Class C to extent
                           $5 billion; 0.70% of the                             necessary to limit Total
                           excess over $5 billion                               Operating Expenses (excluding
                                                                                interest, taxes, dividends on
                                                                                short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any) of Class
                                                                                A shares to 1.80%
AIM Asia Pacific Growth    0.95% of the first $500           $88,741,097        Waive advisory fee and/or
  Fund                     million; 0.90% of the excess                         reimburse expenses on Class A,
                           over $500 million                                    Class B and Class C to extent
                                                                                necessary to limit Total
                                                                                Operating Expenses (excluding
                                                                                interest, taxes, dividends on
                                                                                short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any) of Class
                                                                                A shares to 2.25%
AIM European Growth Fund   0.95% of the first $500           $408,587,558       N/A
                           million; 0.90% of the excess
                           over $500 million
AIM Global Aggressive      0.90% of the first $1             $812,560,745       N/A
  Growth Fund              billion; 0.85% of the excess
                           over $1 billion
AIM Global Growth Fund     0.85% of the first $1             $576,920,957       N/A
                           billion; 0.80% of the excess
                           over $1 billion
AIM International Growth   0.95% of the first $1            $1,608,825,043      Waive 0.05% of advisory fee on
  Fund                     billion; 0.90% of the excess                         average net assets in excess
                           over $1 billion                                      of $500 million
AIM European Small         0.95%                             $21,342,399        Waive advisory fee and/or
  Company Fund                                                                  reimburse expenses on Class A,
                                                                                Class B and Class C to extent
                                                                                necessary to limit Total
                                                                                Operating Expenses (excluding
                                                                                interest, taxes, dividends on
                                                                                short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any) of Class
                                                                                A shares to 2.00%

                                                                                     FEE WAIVERS, EXPENSE
                                   ANNUAL RATE           TOTAL NET ASSETS FOR     LIMITATIONS AND/OR EXPENSE
                                (BASED ON AVERAGE          THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)        COMPLETED FISCAL YEAR  RECENTLY COMPLETED FISCAL YEAR
------------                    -----------------        ---------------------  ------------------------------
AIM International          0.95%                             $16,470,175        Waive advisory fee and/or
  Emerging Growth Fund                                                          reimburse expenses on Class A,
                                                                                Class B and Class C to extent
                                                                                necessary to limit Total
                                                                                Operating Expenses (excluding
                                                                                interest, taxes, dividends on
                                                                                short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any) of Class
                                                                                A shares to 2.00%
AIM New Technology Fund    1.00%                             $34,819,420        Waive advisory fee and/or
                                                                                reimburse expenses on Class A,
                                                                                Class B and Class C to extent
                                                                                necessary to limit Total
                                                                                Operating Expenses (excluding
                                                                                interest, taxes, dividends on
                                                                                short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any) of Class
                                                                                A shares to 2.00%
AIM Select Equity Fund     0.80% of the first $150           $497,933,298       N/A
                           million; 0.625% of the
                           excess over $150 million
AIM Small Cap Equity Fund  0.85%                             $281,390,536       N/A
AIM Premier Equity II      0.75%                             $76,141,376        N/A
  Fund
AIM V.I. Aggressive        0.80% of first $150 million;      $104,046,601       N/A
  Growth Fund              0.625% of the excess over
                           $150 million
AIM V.I. Basic Value Fund  0.725% of the first $500          $202,513,473       Waive advisory fees of Series
                           million; 0.70% of the next                           I and II shares to the extent
                           $500 million; 0.675% of the                          necessary to limit the
                           next $500 million; 0.65% in                          expenses (excluding 12b-1 plan
                           excess of $1.5 billion                               fees, if any, interest, taxes,
                                                                                dividend expense on short
                                                                                sales, extraordinary items and
                                                                                increases in expenses due to
                                                                                expense offset arrangements,
                                                                                if any) of each Series to
                                                                                1.30%
AIM V.I. Capital           0.65% of first $250 million;      $786,930,877       N/A
  Appreciation Fund        0.60% of the excess over
                           $250 million
AIM V.I. Capital           0.75% of first $350 million;      $84,986,466        N/A
  Development Fund         0.625% of the excess over
                           $350 million
AIM V.I. Core Equity Fund  0.65% of first $250 million;     $1,386,999,432      N/A
                           0.60% of the excess over
                           $250 million
AIM V.I. Dent Demographic  0.85% of first $2 billion;        $38,244,830        Waive advisory fees of Series
  Trends Fund              0.80% of the excess over $2                          I and II shares to the extent
                           billion                                              necessary to limit the
                                                                                expenses (excluding 12b-1 plan
                                                                                fees, if any, interest, taxes,
                                                                                dividend expense on short
                                                                                sales, extraordinary items and
                                                                                increases in expenses due to
                                                                                expense offset arrangements,
                                                                                if any) of each Series to
                                                                                1.30%
AIM V.I. Growth Fund       0.65% of first $250 million;      $363,991,901       N/A
                           0.60% of the excess over
                           $250 million
AIM V.I. International     0.75% of first $250 million;      $252,330,849       N/A
  Growth Fund              0.70% of excess over $250
                           million

                                                                                     FEE WAIVERS, EXPENSE
                                   ANNUAL RATE           TOTAL NET ASSETS FOR     LIMITATIONS AND/OR EXPENSE
                                (BASED ON AVERAGE          THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)        COMPLETED FISCAL YEAR  RECENTLY COMPLETED FISCAL YEAR
------------                    -----------------        ---------------------  ------------------------------
AIM V.I. Mid Cap Core      0.725% of the firsts $500         $69,484,798        Waive advisory fees of Series
  Equity Fund              million; 0.70% of the next                           I and II shares to the extent
                           $500 million; 0.675% of the                          necessary to limit the
                           next $500 million; 0.65% in                          expenses (excluding 12b-1 plan
                           excess of $1.5 billion                               fees, if any, interest, taxes,
                                                                                dividend expense on short
                                                                                sales, extraordinary items and
                                                                                increases in expenses due to
                                                                                expense offset arrangements,
                                                                                if any) of each Series to
                                                                                1.30%
AIM V.I. New Technology    1.00%                             $14,647,745        Waive advisory fees of Series
  Fund                                                                          I and II shares to the extent
                                                                                necessary to limit the
                                                                                expenses (excluding 12b-1 plan
                                                                                fees, if any, interest, taxes,
                                                                                dividend expense on short
                                                                                sales, extraordinary items and
                                                                                increases in expenses due to
                                                                                expense offset arrangements,
                                                                                if any) of each Series to
                                                                                1.30%
AIM Summit Fund            1.00% of the first $10           $1,455,914,877      N/A
                           million; 0.75% of the next
                           $140 million; 0.625% in
                           excess of $150 million
AIM Opportunities I Fund   Base fee of 1.00%; maximum        $313,489,899       N/A
                           annual performance
                           adjustment of +/-0.75%
AIM Opportunities II Fund  Base fee of 1.50%; maximum        $195,743,587       N/A
                           annual performance
                           adjustment of +/-1.00%
AIM Opportunities III      Base fee of 1.50% maximum         $197,568,312       N/A
  Fund                     annual performance
                           adjustment of +/- 1.00%
AIM Basic Value Fund       0.725% of first $500             $4,554,929,266      Waive advisory fees at the
                           million; 0.70% of next $500                          annual rate of 0.025% for each
                           million; 0.675% of next $500                         $5 billion increment, up to a
                           million; 0.65% of excess                             maximum waiver of 0.175% on
                           over $1.5 billion                                    net assets in excess of $35
                                                                                billion
AIM Basic Value II Fund    0.75% of first $1 billion;          $913,123         Waive advisory fee and/or
                           0.70% of next $1 billion;                            reimburse expenses on Class A,
                           0.65% of excess over $2                              Class B and Class C to extent
                           billion                                              necessary to limit Total
                                                                                Operating Expenses (excluding
                                                                                interest, taxes, dividends on
                                                                                short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any) of Class
                                                                                A shares to 1.75%
AIM Mid Cap Core Equity    0.725% on first $500             $1,741,929,034      N/A
  Fund                     million; 0.70% on next $500
                           million; 0.675% on next $500
                           million; 0.65% on excess
                           over $1.5 billion
AIM Small Cap Growth Fund  0.725% on first $500              $989,137,111       N/A
                           million; 0.70% on next $500
                           million; 0.675% on next $500
                           million; 0.65% of excess
                           over $1.5 billion
AIM Global Financial       0.975% on first $500              $226,268,642       N/A
  Services Fund            million; 0.95% on next $500
                           million; 0.925% on next $500
                           million; 0.90% of excess
                           over $1.5 billion
AIM Global Health Care     0.975% on first $500              $767,768,706       N/A
  Fund                     million; 0.95% on next $500
                           million; 0.925% on next $500
                           million; 0.90% of excess
                           over $1.5 billion

                                                                                     FEE WAIVERS, EXPENSE
                                   ANNUAL RATE           TOTAL NET ASSETS FOR     LIMITATIONS AND/OR EXPENSE
                                (BASED ON AVERAGE          THE MOST RECENTLY     REIMBURSEMENTS FOR THE MOST
NAME OF FUND                    DAILY NET ASSETS)        COMPLETED FISCAL YEAR  RECENTLY COMPLETED FISCAL YEAR
------------                    -----------------        ---------------------  ------------------------------
AIM Global Energy Fund     0.975% on first $500              $29,897,155        Expense limitation -- Limit
                           million; 0.95% on next $500                          Total Annual Operating
                           million; 0.925% on next $500                         Expenses (excluding interest,
                           million; 0.90% of excess                             taxes, dividend expense on
                           over $1.5 billion                                    short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any):
                                                                                Class A, 2.00%
                                                                                Class B, 2.50%
                                                                                Class C, 2.50%
AIM Global Science and     0.975% on first $500              $398,857,248       Expense limitation -- Limit
  Technology Fund          million; 0.95% on next $500                          Total Annual Operating
                           million; 0.925% on next $500                         Expenses (excluding interest,
                           million; 0.90% of excess                             taxes, dividend expense on
                           over $1.5 billion                                    short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any):
                                                                                Class A, 2.00%
                                                                                Class B, 2.50%
                                                                                Class C, 2.50%
AIM Libra Fund             0.85% of first $1 billion;       $[5,304,209]*       Expense limitation -- Limit
                           0.80% of excess over $1                              Total Annual Operating
                           billion                                              Expenses (excluding interest,
                                                                                taxes, dividend expense on
                                                                                short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any):
                                                                                Class A, 1.80%
                                                                                Class B, 2.45%
                                                                                Class C, 2.45%
AIM Global Trends Fund     0.975% on first $500              $126,915,517       Expense limitation -- Limit
                           million; 0.95% on next $500                          Total Annual Operating
                           million; 0.925% on next $500                         Expenses (excluding interest,
                           million; 0.90% of excess                             taxes, dividend expense on
                           over $1.5 billion                                    short sales, extraordinary
                                                                                items and increases in
                                                                                expenses due to expense offset
                                                                                arrangements, if any):
                                                                                Class A, 2.00%
                                                                                Class B, 2.50%
                                                                                Class C, 2.50%

---------------

* As of semi-annual report, 4/30/03.

                                   EXHIBIT L

                 PROPOSED COMPENSATION TO A I M ADVISORS, INC.

     The following table provides information with respect to the annual advisory fee rates proposed to be paid to A I M Advisors, Inc. by your Fund under the proposed advisory agreement.

                                                                           ANNUAL RATE
NET ASSETS                                                     (BASED ON AVERAGE DAILY NET ASSETS)
----------                                                     -----------------------------------
First $350 Million..........................................                  0.60%
Next $350 Million...........................................                  0.55%
From $700 Million...........................................                  0.50%
From $2 Billion.............................................                  0.45%
From $4 Billion.............................................                  0.40%
From $6 Billion.............................................                  0.375%
From $8 Billion.............................................                  0.35%

                                   EXHIBIT M

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of July 25, 2003, there were the following number of shares outstanding of each class of your Fund:

CLASS A SHARES

     760,003.19

CLASS B SHARES

     57,524.27

CLASS C SHARES

     1,783,508.82

CLASS K SHARES

     1,334,749.07

INVESTOR CLASS SHARES

     259,900,522.75

                                   EXHIBIT N

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                     NUMBER OF      PERCENT OWNED OF
NAME AND ADDRESS                                 CLASS OF SHARES    SHARES OWNED        RECORD*
----------------                                 ---------------   --------------   ----------------
FILOC Agent....................................  Investor Class     16,969,121.73          6.53%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987
RBC Dain Rauscher FBO..........................  Class A               619,997.15         81.58%
Marsha S. Glazer
Pledge Coll Acct For Northern Trust Bank
P.O. Box 997
Mercer Island, WA 98040-0997
Prudential Securities Inc. ....................  Class A                74,211.16          9.76%
Attn: Mutual Funds
1 New York Plaza
New York, NY 10004-1901
Morgan Stanley DW Inc. Cust. for H. Ronald
  Helfman......................................  Class B                17,341.04         30.15%
P.O. Box 250
New York, NY 10008-0250
Morgan Stanley DW Inc. Cust. for H. Ronald
  Helfman......................................  Class B                15,028.90         26.13%
P.O. Box 250
New York, NY 10008-0250
Merrill Lynch..................................  Class B                 8,376.90         14.56%
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486
Prudential Securities FBO......................  Class B                 3,444.66          5.99%
Mr. Frank DeFrancesco
Capital Plumbing Simple IRA
117 Roman Ave.
Staten Island, NY 10314-2727
Prudential Securities FBO......................  Class B                 3,444.66          5.99%
Mr. Ben J. DiGiovanni
Capital Plumbing Simple IRA
69 Highland Rd.
Staten Island, NY 10308-2940
Pershing LLC...................................  Class B                 3,164.56          5.50%
P.O. Box 2052
Jersey City, NJ 07303-2052

                                                                     NUMBER OF      PERCENT OWNED OF
NAME AND ADDRESS                                 CLASS OF SHARES    SHARES OWNED        RECORD*
----------------                                 ---------------   --------------   ----------------
Pershing LLC...................................  Class B                 2,938.39          5.11%
P.O. Box 2052
Jersey City, NJ 07303-2052
Saxon & Co.....................................  Class K             1,168,459.63         87.54%
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

---------------

* Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   EXHIBIT O

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                        NUMBER OF     PERCENT OWNED OF
NAME AND ADDRESS                                     CLASS OF SHARES   SHARES OWNED       RECORD*
----------------                                     ---------------   ------------   ----------------

---------------

* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                              INVESCO GROWTH FUND,
                            A SEPARATE PORTFOLIO OF
                           INVESCO STOCK FUNDS, INC.
                                AUGUST 13, 2003

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1  DEFINITIONS........................................................   I-1
SECTION 1.1.      Definitions.................................................   I-1

ARTICLE 2  TRANSFER OF ASSETS.................................................   I-4
SECTION 2.1.      Reorganization of Selling Fund..............................   I-4
SECTION 2.2.      Computation of Net Asset Value..............................   I-4
SECTION 2.3.      Valuation Date..............................................   I-4
SECTION 2.4.      Delivery....................................................   I-5
SECTION 2.5.      Termination of Series and Redemption of Selling Fund
                  Shares......................................................   I-5
SECTION 2.6.      Issuance of Buying Fund Shares..............................   I-5
SECTION 2.7.      Investment Securities.......................................   I-5
SECTION 2.8.      Liabilities.................................................   I-6

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF SELLER...........................   I-6
SECTION 3.1.      Organization; Authority.....................................   I-6
SECTION 3.2.      Registration and Regulation of Seller.......................   I-6
SECTION 3.3.      Financial Statements........................................   I-6
SECTION 3.4.      No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.5.      Selling Fund Shares; Business Operations....................   I-6
SECTION 3.6.      Accountants.................................................   I-7
SECTION 3.7.      Binding Obligation..........................................   I-7
SECTION 3.8.      No Breaches or Defaults.....................................   I-7
SECTION 3.9.      Authorizations or Consents..................................   I-7
SECTION 3.10.     Permits.....................................................   I-8
SECTION 3.11.     No Actions, Suits or Proceedings............................   I-8
SECTION 3.12.     Contracts...................................................   I-8
SECTION 3.13.     Properties and Assets.......................................   I-8
SECTION 3.14.     Taxes.......................................................   I-8
SECTION 3.15.     Benefit and Employment Obligations..........................   I-9
SECTION 3.16.     Brokers.....................................................   I-9
SECTION 3.17.     Voting Requirements.........................................   I-9
SECTION 3.18.     State Takeover Statutes.....................................   I-9
SECTION 3.19.     Books and Records...........................................   I-9
SECTION 3.20.     Prospectus and Statement of Additional Information..........   I-9
SECTION 3.21.     No Distribution.............................................   I-9
SECTION 3.22.     Liabilities of Selling Fund.................................   I-9
SECTION 3.23.     Value of Shares.............................................  I-10
SECTION 3.24.     Shareholder Expenses........................................  I-10
SECTION 3.25.     Intercompany Indebtedness; Consideration....................  I-10

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF BUYER............................  I-10
SECTION 4.1.      Organization; Authority.....................................  I-10
SECTION 4.2.      Registration and Regulation of Buyer........................  I-10
SECTION 4.3.      Financial Statements........................................  I-10

                                                                                PAGE
                                                                                ----
SECTION 4.4.      No Material Adverse Changes; Contingent Liabilities.........  I-10
SECTION 4.5.      Registration of Buying Fund Shares..........................  I-11
SECTION 4.6.      Accountants.................................................  I-11
SECTION 4.7.      Binding Obligation..........................................  I-11
SECTION 4.8.      No Breaches or Defaults.....................................  I-11
SECTION 4.9.      Authorizations or Consents..................................  I-12
SECTION 4.10.     Permits.....................................................  I-12
SECTION 4.11.     No Actions, Suits or Proceedings............................  I-12
SECTION 4.12.     Taxes.......................................................  I-12
SECTION 4.13.     Brokers.....................................................  I-13
SECTION 4.14.     Representations Concerning the Reorganization...............  I-13
SECTION 4.15.     Prospectus and Statement of Additional Information..........  I-13
SECTION 4.16.     Value of Shares.............................................  I-13
SECTION 4.17.     Intercompany Indebtedness; Consideration....................  I-13

ARTICLE 5  COVENANTS..........................................................  I-14
SECTION 5.1.      Conduct of Business.........................................  I-14
SECTION 5.2.      Announcements...............................................  I-14
SECTION 5.3.      Expenses....................................................  I-14
SECTION 5.4.      Further Assurances..........................................  I-14
SECTION 5.5.      Notice of Events............................................  I-14
SECTION 5.6.      Access to Information.......................................  I-15
SECTION 5.7.      Consents, Approvals and Filings.............................  I-15
SECTION 5.8.      Submission of Agreement to Shareholders.....................  I-15
SECTION 5.9.      Delay of Consummation of Reorganization.....................  I-15

ARTICLE 6  CONDITIONS PRECEDENT TO THE REORGANIZATION.........................  I-15
SECTION 6.1.      Conditions Precedent of Buyer...............................  I-15
SECTION 6.2.      Mutual Conditions...........................................  I-16
SECTION 6.3.      Conditions Precedent of Seller..............................  I-17

ARTICLE 7  TERMINATION OF AGREEMENT...........................................  I-17
SECTION 7.1.      Termination.................................................  I-17
SECTION 7.2.      Survival After Termination..................................  I-17

ARTICLE 8  MISCELLANEOUS......................................................  I-18
SECTION 8.1.      Survival of Representations, Warranties and Covenants.......  I-18
SECTION 8.2.      Governing Law...............................................  I-18
SECTION 8.3.      Binding Effect, Persons Benefiting, No Assignment...........  I-18
SECTION 8.4.      Obligations of Buyer and Seller.............................  I-18
SECTION 8.5.      Amendments..................................................  I-18
SECTION 8.6.      Enforcement.................................................  I-18
SECTION 8.7.      Interpretation..............................................  I-18
SECTION 8.8.      Counterparts................................................  I-19
SECTION 8.9.      Entire Agreement; Exhibits and Schedules....................  I-19
SECTION 8.10.     Notices.....................................................  I-19

                                                                                PAGE
                                                                                ----
SECTION 8.11.     Representations by Seller Investment Adviser................  I-19
SECTION 8.12.     Representations by Buyer Investment Adviser.................  I-19
SECTION 8.13.     Successors and Assigns; Assignment..........................  I-20


Exhibit A         Excluded Liabilities of Selling Fund
Schedule 2.1      Classes of Shares of Selling Fund and Corresponding Classes
                  of Shares of Buying Fund
Schedule 3.4      Certain Contingent Liabilities of Selling Fund
Schedule 3.5(d)   Permitted Restructurings and Redomestications of Funds
Schedule 3.11(b)  Certain Actions, Suits or Proceedings
Schedule 4.4      Certain Contingent Liabilities of Buying Fund
Schedule 4.5(a)   Portfolios of Buyer
Schedule 4.5(b)   Classes of Shares of Buying Fund and Number of Shares of
                  Each Class Buyer is Authorized to Issue
Schedule 5.1      Permitted Combinations of Funds
Schedule 6.2(f)   Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of August 13, 2003 (this "Agreement"), by and among INVESCO Stock Funds, Inc., a Maryland corporation ("Seller"), acting on behalf of INVESCO Growth Fund ("Selling Fund"), a separate series of Seller, AIM Equity Funds, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Large Cap Growth Fund ("Buying Fund"), a separate series of Buyer, A I M Advisors, Inc., a Delaware corporation, and INVESCO Funds Group, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Buyer Investment Adviser (as defined below) provides investment advisory services to Buyer; and

     WHEREAS, Seller Investment Adviser (as defined below) provides investment advisory services to Seller; and

     WHEREAS, Selling Fund desires to provide for its reorganization through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller, Buyer, Buyer Investment Adviser and Seller Investment Adviser agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

     "Applicable Law" means the applicable laws of the state in which each of Buyer and Seller has been organized and shall include, as applicable, the Maryland General Corporation Law and the Delaware Statutory Trust Act.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

     "Buyer" means AIM Equity Funds, a Delaware statutory trust.

     "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

     "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

     "Buyer Investment Adviser" means A I M Advisors, Inc.

     "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-1424.

     "Buying Fund" means AIM Large Cap Growth Fund, a separate series of Buyer.

     "Buying Fund Auditors" means Ernst & Young LLP.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended October 31, 2002 and the unaudited financial statements of Buying Fund for the period ended April 30, 2003.

     "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

     "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means November 3, 2003, or such other date as the parties may mutually agree upon.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Exchangeability Date" means the first date on which Buyer Investment Adviser determines that shares of retail mutual funds advised by Buyer Investment Adviser and shares of retail mutual funds advised by Seller Investment adviser generally may be exchanged for shares of the same or a similar class of each other.

     "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, the Charter, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading

Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

     "Required Shareholder Vote" means the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Seller" means INVESCO Stock Funds, Inc., a Maryland corporation.

     "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

     "Seller Investment Adviser" means INVESCO Funds Group, Inc..

     "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-1474.

     "Selling Fund" means INVESCO Growth Fund, a separate series of Seller.

     "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

     "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended July 31, 2002 and the unaudited financial statements of Selling Fund for the period ended January 31, 2003.

     "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Termination Date" means December 31, 2003, or such later date as the parties may mutually agree upon.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5.  Termination of Series and Redemption of Selling Fund
Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing Date, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Charter and the Maryland General Corporation Law; provided, however, that the termination of Selling Fund as a designated series of Seller and the redemption of the outstanding shares of Selling Fund shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date. All issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of Buyer upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of

Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund; provided, however, that this Section 3.5(d) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (e) Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary corporate or trust action, as applicable, on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with

Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) Except as set forth on Schedule 3.11(b), there are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2003 and for the short taxable year beginning on August 1, 2003 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended July 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. As of the Closing Date, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on
Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) The shares of Buyer are divided into those portfolios, including Buying Fund, that are set forth on Schedule 4.5(a).

     (b) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(b). Under its Governing Documents, Buyer is authorized to issue the number of shares of each such class that is set forth on Schedule 4.5(b).

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (d) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Seller for inclusion in the Combined Proxy Statement/Prospectus.

     (f) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary corporate or trust action, as applicable, on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) Buyer has no plan or intention to reacquire any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund or any person related to Buying Fund to acquire or redeem any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     SECTION 5.2. Announcements. Seller and Buyer shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither Seller nor Buyer shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. AMVESCAP PLC, on behalf of either Buyer Investment Adviser or Seller Investment Adviser, shall bear the costs and expenses incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information.

     (a) Seller will, during regular business hours and on reasonable prior notice, allow Buyer and its authorized representatives reasonable access to the books and records of Seller pertaining to the assets of Selling Fund and to officers of Seller knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Seller.

     (b) Buyer will, during regular business hours and on reasonable prior notice, allow Seller and its authorized representatives reasonable access to the books and records of Buyer pertaining to the assets of Buying Fund and to officers of Buyer knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Buyer.

     SECTION 5.7. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Maryland General Corporation Law, the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Directors/Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

     SECTION 5.9. Delay of Consummation of Reorganization. The parties acknowledge and agree that if the Exchangeability Date has not occurred prior to the Closing Date, consummation of the Reorganization shall not occur on the Closing Date but instead shall be postponed until a mutually acceptable date occurring subsequent to the Exchangeability Date; provided, however, that in no event shall the consummation of the Reorganization occur on a date subsequent to the Termination Date. In the case of such postponement of the consummation of the Reorganization, the parties agree that the term "Closing Date" in this Agreement shall mean in each instance such mutually acceptable date subsequent to the Exchangeability Date as the parties may choose to consummate the Reorganization.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, Seller Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Seller Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between Seller Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

     (a) by mutual written consent of Seller and Buyer; or

     (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

          (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

          (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

          (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to Seller:

               INVESCO Stock Funds, Inc.
               4350 South Monaco Street
               Denver, CO 80237
               Attn: Glen A. Payne

             with a copy to:

               Kirkpatrick & Lockhart LLP
               1800 Massachusetts Ave., N.W.
               Second Floor
               Washington, DC 20036-1800
               Attn: Clifford J. Alexander

          (b) If to Buyer:

               AIM Equity Funds
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: Kevin M. Carome

             with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

     SECTION 8.11. Representations by Seller Investment Adviser. In its capacity as investment adviser to Seller, Seller Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of Seller Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Representations by Buyer Investment Adviser. In its capacity as investment adviser to Buyer, Buyer Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.12, the best knowledge standard shall be deemed to mean that the officers of Buyer Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.13. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted restructurings and redomestications of funds set forth on Schedule 3.5(d).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          INVESCO STOCK FUNDS, INC., acting on
                                          behalf of
                                          INVESCO GROWTH FUND

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                          AIM EQUITY FUNDS, acting on behalf of
                                          AIM LARGE CAP GROWTH FUND

                                          By:     /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          A I M ADVISORS, INC.

                                          By:    /s/ MARK H. WILLIAMSON
                                            ------------------------------------

                                          INVESCO FUNDS GROUP, INC.

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                   EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

                                                              CORRESPONDING CLASSES OF
CLASSES OF SHARES OF SELLING FUND                             SHARES OF BUYING FUND
---------------------------------                             ------------------------
Class A shares..............................................  Class A shares
Class B shares..............................................  Class B shares
Class C shares..............................................  Class C shares
Class K shares..............................................  Class A shares
Investor Class shares.......................................  Investor Class shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                SCHEDULE 3.5(D)

             PERMITTED RESTRUCTURINGS AND REDOMESTICATIONS OF FUNDS

CURRENT FUNDS                                               CORRESPONDING NEW FUNDS
-------------                                               -----------------------
AIM ADVISOR FUNDS................................  AIM INVESTMENT SECURITIES FUNDS
  (DELAWARE STATUTORY TRUST)                         (DELAWARE STATUTORY TRUST)
AIM International Core Equity Fund...............  AIM International Core Equity Fund
AIM Real Estate Fund.............................  AIM Real Estate Fund

AIM INTERNATIONAL FUNDS, INC. ...................  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
AIM European Growth Fund.........................  AIM European Growth Fund

INVESCO BOND FUNDS, INC. ........................  AIM BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO High Yield Fund..........................  INVESCO High Yield Fund
INVESCO Select Income Fund.......................  INVESCO Select Income Fund
INVESCO Tax-Free Bond Fund.......................  INVESCO Tax-Free Bond Fund
INVESCO U.S. Government Securities Fund..........  INVESCO U.S. Government Securities Fund

INVESCO COMBINATION STOCK & BOND FUNDS, INC. ....  AIM COMBINATION STOCK & BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Balanced Fund............................  INVESCO Balanced Fund
INVESCO Total Return Fund........................  INVESCO Total Return Fund

INVESCO COUNSELOR SERIES FUNDS, INC. ............  AIM COUNSELOR SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Advantage Fund...........................  INVESCO Advantage Fund

INVESCO INTERNATIONAL FUNDS, INC. ...............  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO European Fund............................  INVESCO European Fund
INVESCO International Blue Chip Value Fund.......  INVESCO International Blue Chip Value Fund

INVESCO MONEY MARKET FUNDS, INC. ................  AIM TREASURER'S SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Cash Reserves Fund.......................  INVESCO Cash Reserves Fund
INVESCO Tax-Free Money Fund......................  INVESCO Tax-Free Money Fund

INVESCO SECTOR FUNDS, INC. ......................  AIM SECTOR FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Energy Fund..............................  INVESCO Energy Fund
INVESCO Financial Services Fund..................  INVESCO Financial Services Fund
INVESCO Real Estate Opportunity Fund.............  INVESCO Real Estate Opportunity Fund
INVESCO Technology Fund..........................  INVESCO Technology Fund
INVESCO Telecommunications Fund..................  INVESCO Telecommunications Fund
INVESCO Utilities Fund...........................  INVESCO Utilities Fund

INVESCO STOCK FUNDS, INC. .......................  AIM STOCK FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Growth Fund..............................  INVESCO Growth Fund
INVESCO Growth & Income Fund.....................  INVESCO Growth & Income Fund
INVESCO Value Equity Fund........................  INVESCO Value Equity Fund

                                SCHEDULE 3.11(B)

                     CERTAIN ACTIONS, SUITS OR PROCEEDINGS

     [ADD 12B-1 FEE LITIGATION]

                                  SCHEDULE 4.4

                 CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                SCHEDULE 4.5(a)

                              PORTFOLIOS OF BUYER

AIM Aggressive Growth Fund

AIM Basic Value II Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Core Strategies Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Mid Cap Growth Fund

AIM U.S. Growth Fund

AIM Weingarten Fund

                                SCHEDULE 4.5(b)

                                                              NUMBER OF SHARES OF EACH CLASS
              CLASSES OF SHARES OF BUYING FUND                 BUYER IS AUTHORIZED TO ISSUE
              --------------------------------                ------------------------------
Class A shares..............................................            Unlimited
Class B shares..............................................            Unlimited
Class C shares..............................................            Unlimited
Class R shares..............................................            Unlimited
Investor Class shares.......................................            Unlimited

                                  SCHEDULE 5.1

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders; provided that, no opinion is expressed as to the effect of the Reorganization on Selling Fund or any Selling Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II


                     AIM LARGE CAP GROWTH FUND

                     July 21, 2003




                     Prospectus

                     AIM Large Cap Growth Fund seeks to provide long-term growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

                     Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing
                     Shares -- Grandfathered Investors."

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-4

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-11

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design,
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No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of large-capitalization companies. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund's portfolio managers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase. The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

    The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................    8.52%
2001...................................................................  -36.13%
2002...................................................................  -26.46%


    The Class A shares' year-to-date total return as of June 30, 2003 was 12.89%.

    During the periods shown in the bar chart, the highest quarterly return was 26.64% (quarter ended March 31, 2000) and the lowest quarterly return was -34.26% (quarter ended March 31, 2001).

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE(1)

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended December 31,                  SINCE         INCEPTION
2002)                                    1 YEAR    INCEPTION         DATE
--------------------------------------------------------------------------------
Class A                                                              03/01/99
  Return Before Taxes                     (30.51)%      (9.85)%
  Return After Taxes on Distributions     (30.51)       (9.85)
  Return After Taxes on Distributions
     and Sale of Fund Shares              (18.73)       (7.64)
Class B                                                              04/05/99
  Return Before Taxes                     (30.51)      (12.52)
Class C                                                              04/05/99
  Return Before Taxes                     (27.56)      (11.77)
Class R(2)                                                           03/01/99(2)
  Return Before Taxes                     (26.40)       (8.59)
Investor Class(3)
  Return Before Taxes                     (26.46)       (8.51)       03/01/99(3)
--------------------------------------------------------------------------------
S&P 500(4)                                (22.09)       (7.29)(8)    02/28/99(8)
Russell 1000--Registered Trademark--
  Index(5)                                (21.65)       (6.83)(8)    02/28/99(8)
Russell 1000--Registered Trademark--
  Growth Index(6)                         (27.88)      (12.99)(8)    02/28/99(8)
Lipper Large-Cap Growth Fund Index(7)     (28.11)      (13.23)(8)    02/28/99(8)
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Investor Class will vary.

(1) A significant portion of the fund's returns during certain periods prior to 2001 was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. Investor Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Investor Class has a different expense structure. The inception date shown in the table is that of the fund's Class A shares. As of July 21, 2003, Investor Class shares have not commenced operations.
(4) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index rather than the Russell 1000--Registered Trademark-- Index because the Standard & Poor's 500 Index is a more widely recognized gauge of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Large-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group.
(5) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(6) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those securities in the Russell 1000--Registered Trademark-- Index with a greater than average growth orientation. The Russell 1000 --Registered Trademark-- Index measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(7) The Lipper Large-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large-Cap Growth category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P 500 Index.
(8) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------------------
(fees paid directly from your                                                 INVESTOR
investment)                       CLASS A    CLASS B    CLASS C    CLASS R    CLASS
---------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)       5.50%      None       None       None       None

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is less)                            None(1,2)   5.00%     1.00%      None(3)    None
---------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
---------------------------------------------------------------------------------
(expenses that are deducted from                                          INVESTOR
fund assets)                      CLASS A   CLASS B   CLASS C   CLASS R   CLASS
---------------------------------------------------------------------------------
Management Fees                     0.75%     0.75%     0.75%     0.75%     0.75%

Distribution and/or Service
(12b-1) Fees                        0.35      1.00      1.00      0.50      0.25

Other Expenses(5)                   0.60      0.60      0.60      0.60      0.60

Total Annual Fund Operating
Expenses                            1.70      2.35      2.35      1.85      1.60
---------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other expenses for Class R shares and Investor Class shares are based on estimated average net assets for the current fiscal year.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $713    $1,056    $1,422     $2,448
Class B                                      738     1,033     1,455      2,524
Class C                                      338       733     1,255      2,686
Class R                                      188       582     1,001      2,169
Investor Class                               163       505       871      1,900
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $713    $1,056    $1,422     $2,448
Class B                                      238       733     1,255      2,524
Class C                                      238       733     1,255      2,686
Class R                                      188       582     1,001      2,169
Investor Class                               163       505       871      1,900
--------------------------------------------------------------------------------

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2002, the advisor received compensation of 0.75% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

- Geoffrey V. Keeling, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

- Robert L. Shoss, Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1995.

    They are assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Large Cap Growth Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal period ended 2002 and for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

    A significant portion of the fund's returns was attributable to its investments in IPOs during certain fiscal years prior to 2001, including the fiscal year ended October 31, 2000, which had a magnified impact on the fund due to its relatively small asset base during those periods. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                                                                                  MARCH 1, 1999
                                                   SIX MONTHS                                                    (DATE OPERATIONS
                                                     ENDED                  YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                   APRIL 30,        --------------------------------------         OCTOBER 31,
                                                      2003            2002           2001           2000               1999
                                                   ----------       --------       --------       --------       ----------------
Net asset value, beginning of period                $   7.37        $   8.82       $  17.74       $  11.29            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.04)(a)       (0.09)(a)      (0.08)(a)      (0.15)(a)         (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.16           (1.36)         (8.84)          6.60              1.33
=================================================================================================================================
    Total from investment operations                    0.12           (1.45)         (8.92)          6.45              1.29
=================================================================================================================================
Net asset value, end of period                      $   7.49        $   7.37       $   8.82       $  17.74            $11.29
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         1.63%         (16.44)%       (50.28)%        57.13%            13.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $113,361        $105,320       $138,269       $225,255            $7,785
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 1.92%(c)        1.70%          1.57%          1.58%             1.53%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.05)%(c)      (1.01)%        (0.72)%        (0.82)%           (0.59)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                57%            111%           124%           113%               21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $103,213,331.
(d) Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.63% (annualized).
(f) Not annualized for periods less than one year.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                                                                                    APRIL 5, 1999
                                                      SIX MONTHS                                                     (DATE SALES
                                                        ENDED                  YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                      APRIL 30,        --------------------------------------        OCTOBER 31,
                                                         2003            2002           2001           2000             1999
                                                      ----------       --------       --------       --------       -------------
Net asset value, beginning of period                   $   7.20        $   8.67       $  17.54       $  11.25          $11.02
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.06)(a)       (0.14)(a)      (0.16)(a)      (0.27)(a)       (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        0.15           (1.33)         (8.71)          6.56            0.31
=================================================================================================================================
    Total from investment operations                       0.09           (1.47)         (8.87)          6.29            0.23
=================================================================================================================================
Net asset value, end of period                         $   7.29        $   7.20       $   8.67       $  17.54          $11.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            1.25%         (16.96)%       (50.57)%        55.91%           2.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $105,786        $104,040       $144,747       $210,224          $5,183
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    2.57%(c)        2.35%          2.23%          2.24%           2.23%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (1.70)%(c)      (1.66)%        (1.39)%        (1.48)%         (1.29)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                   57%            111%           124%           113%             21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $100,357,546.
(d) Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33% (annualized).
(f) Not annualized for periods less than one year.

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                                                    APRIL 5, 1999
                                                         SIX MONTHS                                                  (DATE SALES
                                                           ENDED                YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                         APRIL 30,        -----------------------------------        OCTOBER 31,
                                                            2003           2002          2001          2000             1999
                                                         ----------       -------       -------       -------       -------------
Net asset value, beginning of period                      $  7.21         $  8.67       $ 17.55       $ 11.25          $11.02
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.06)(a)       (0.14)(a)     (0.16)(a)     (0.27)(a)       (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.14           (1.32)        (8.72)         6.57            0.31
=================================================================================================================================
    Total from investment operations                         0.08           (1.46)        (8.88)         6.30            0.23
=================================================================================================================================
Net asset value, end of period                            $  7.29         $  7.21       $  8.67       $ 17.55          $11.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              1.11%         (16.84)%      (50.60)%       56.00%           2.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $36,086         $36,575       $57,865       $79,392          $  901
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      2.57%(c)        2.35%         2.23%         2.24%           2.23%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (1.70)%(c)      (1.66)%       (1.39)%       (1.48)%         (1.29)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                     57%            111%          124%          113%             21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $34,790,201.
(d) Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33% (annualized).
(f) Not annualized for periods less than one year.

                                                                         CLASS R
                                                              ------------------------------
                                                                               JUNE 3, 2002
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED          COMMENCED) TO
                                                              APRIL 30,         OCTOBER 31,
                                                                 2003              2002
                                                              ----------       -------------
Net asset value, beginning of period                            $ 7.37            $  8.40
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)          (0.04)(a)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.16              (0.99)
============================================================================================
    Total from investment operations                              0.12              (1.03)
============================================================================================
Net asset value, end of period                                  $ 7.49            $  7.37
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   1.63%            (12.26)%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  793            $     9
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                           2.07%(c)           1.85%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets      (1.20)%(c)         (1.16)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                          57%               111%
____________________________________________________________________________________________
============================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $406,363.
(d) Annualized.
(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B              CLASS C              CLASS R              INVESTOR CLASS(6)
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(5)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(4)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $250,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM Fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

(6) As of July 21, 2003 Investor Class shares of AIM Blue Chip Fund, AIM European Growth Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund and AIM Tax-Exempt Cash Fund have not commenced operations.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares). The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Systematic Purchase Plan                                         50                                             25(1)

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500(2)                                          50
-------------------------------------------------------------------------------------------------------------------------


(1) $50 for Investor Class shares.

(2) $1,000 for Investor Class shares.

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

As of July 21, 2003, Investor Class shares of certain funds that intend to offer such shares have not commenced operations (for a listing of funds that intend to offer Investor Class shares see the "Choosing a Share Class" section of your prospectus). Once operations commence, Investor Class shares of such funds may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) INVESCO Funds directors, employees of AMVESCAP PLC and its subsidiaries.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

$1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM Fund; or

(8) Class A or A3 shares of an AIM Fund for Investor Class shares of any AIM Fund as long as you own Investor Class shares of any AIM Fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM Fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) one another;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (c) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

           (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

           (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003; or

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and
- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--07/03

                           -------------------------
                           AIM LARGE CAP GROWTH FUND
                           -------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM LARGE CAP GROWTH FUND
 SEC 1940 Act file number: 811-1424
------------------------------------

AIMinvestments.com               LCG-PRO-1

                                                                    APPENDIX III

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

MEETING THE CHALLENGE: CHOOSING MARKET LEADERS IN DIFFICULT MARKET

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS DURING THE FISCAL YEAR?

As we all know, the financial markets have suffered greatly during the year that this report encompasses--the fund's fiscal year ended October 31, 2002. The disappointments have affected almost all investors. The equity market has experienced considerable losses. Small-, mid-, and large-cap stocks all have been affected.

   Along with anemic company earnings, investors' concerns about corporate accounting practices, mixed economic signals, the threat of additional terrorist attacks, and the possibility of war with Iraq accounted for much of the financial markets' volatility. Finally, the U.S. consumer, long the strongest element of our weakened economy, displayed a loss of confidence in September. The calendar quarter that ended September 30 marked a low for the markets not seen since 1987. In October, the financial markets had several positive weeks in a row, but it is still not clear whether the prolonged bear market has ended.

HOW DID AIM LARGE CAP GROWTH FUND PERFORM?

For the fiscal year ended October 31, 2002, the fund's Class A, Class B, Class C and Class R shares returned -16.44%, -16.96%, -16.84% and -16.51%, respectively. These figures are at net asset value, which does not include sales charges.

WHAT ARE THE BENCHMARKS THE FUND IS MEASURED AGAINST, AND HOW DID THEY PERFORM?

As stated in the fund's prospectus, the Russell 1000 Index is the broad-based index against which AIM Large Cap Growth Fund is measured. For the 12 months ended October 31, 2002, the Russell 1000 Index returned -14.60%. An index that closely matches the style of the fund, the Russell 1000 Growth Index, returned -19.62% for the same period. The fund's Lipper peer group, the Lipper Large-Cap Growth Fund Index, returned -18.63%. We know you are disappointed, as we are disappointed, that all of the returns cited are in negative territory. Nevertheless, the AIM Large Cap Growth Fund's returns were in line with its benchmark, and it posted better returns than the two growth indexes.

HOW HAVE YOU MANAGED THE FUND?

To better diversify the fund's risk, we added to the number of stocks in the portfolio. Over the fiscal year, our number of holdings increased from 65 to 84.

    Toward the end of the period, we increased our weighting in consumer staples. Consumer staples and health care have done well of late. Both are considered defensive sectors. These companies have been putting up strong numbers. Some of these market leaders like Procter & Gamble and Clorox have dramatically cut their operating costs, and their earnings per share have increased.

    We pared back our technology exposure, particularly in semiconductors. Being underweight in technology helped the relative performance of the fund.

    The two worst-performing sectors for the fund were technology and financial services. The portfolio was negatively affected by our exposure to the financial services sector. Certain large financial services companies came under pressure in the wake of corporate scandals related to financial reporting.

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

==================================================================================================================================
INVESTMENT TYPE BREAKDOWN               TOP 10 HOLDINGS                                TOP 10 INDUSTRIES
==================================================================================================================================
               [PIE CHART]

COMMON STOCK, DOMESTIC       90.93%      1. Microsoft Corp.                   4.7%      1. Pharmaceuticals                    11.3%

STOCK & OTHER EQUITY                     2. Pfizer Inc.                       4.4       2. Diversified Financial Services      6.4
INTERESTS, INTERNATIONAL      6.31%
                                         3. Dell Computer Corp.               3.7       3. Systems Software                    6.3
CASH & OTHER                  2.76%
                                         4. Johnson & Johnson                 3.7       4. Banks                               5.8

                                         5. Freddie Mac                       2.8       5. Health Care Equipment               5.4

                                         6. UnitedHealth Group Inc.           2.2       6. Computer Hardware                   4.8

                                         7. Procter & Gamble Co. (The)        2.0       7. Household Products                  4.1

                                         8. Cisco Systems, Inc.               1.9       8. Managed Health Care                 4.0

                                         9. Teva Pharmaceutical Industries              9. Specialty Stores                    3.9
                                            Ltd.-ADR (Israel)                 1.9
                                                                                       10. Diversified Commercial Services     3.3
                                        10. SLM Corp.                         1.9

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

==================================================================================================================================

HAVE YOU DONE ANYTHING DIFFERENTLY IN LIGHT OF THE DIFFICULT MARKETS?

Though we have carefully changed holdings--and thereby modified sector weightings in the portfolio over time--we have not changed the way that we choose stocks. Our stock-selection process remains one of individual stock selection based on earnings fundamentals. When our sector weightings change, it is because the fundamentals of the individual companies within that sector have changed. We are solidly committed to the growth discipline in the large-cap stock arena. We continue to own companies recognized as leaders in their respective industries, as these firms have historically fared better in volatile market environments.

CAN YOU DISCUSS A FEW STOCKS IN PARTICULAR THAT IMPACTED THE FUND'S PORTFOLIO?

    o In the health care sector, UnitedHealth Group was a great performer. The company's third quarter results, announced October 17, 2002, included increased revenues, cash flow, and operating margins. Earnings per share were up 44% on a comparative basis for the quarter.

    o Because of challenges in several of its business units and decreased earnings expectations, industrial conglomerate General Electric detracted from the portfolio's performance. We have substantially reduced our exposure to this holding.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

Conditions continued to be volatile and uncertain. Investors were wary and prone to take short-term profits when they could. In the third calendar quarter of 2002, earnings did not pick up as expected, telling us that an economic turnaround was not as imminent as some had hoped. Even when companies met their earnings estimates, they were often subsequently punished in the marketplace--indicating that skepticism continued to exist among investors. On a brighter note for AIM Large Cap Growth Fund, in July, August and October, large-cap growth stocks outperformed their small- and mid-cap counterparts.

WHAT ADDITIONAL COMMENTS WOULD YOU LIKE TO PROVIDE SHAREHOLDERS?

First, be assured that we are diligently examining and re-examining every decision we make in this volatile marketplace.

    We know that large-cap stocks have been out of favor for quite some time. We also believe that there is merit to the "contrarian" viewpoint, which holds that, rather than "running with the herd," it can be advantageous to be invested in out-of-favor segments of the market that may potentially achieve strong returns.

    We believe the economy will achieve a stable recovery, though the outstanding question remains, "When?" Since earnings rely largely on the economy, we expect earnings to return in full force when the economy improves. We strongly believe we have a portfolio that is properly positioned for the long term.

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                                       [LINE CHART]

9/30/52    24      3/31/61      65      9/30/69         93      3/31/78        89  9/30/86       231    3/31/95       500
12/31/52   26      6/30/61      64      12/31/69        92      6/30/78        95  12/31/86      242    6/30/95       544
3/31/53    25      9/29/61      66      3/31/70         89      9/29/78       102  3/31/87       291    9/29/95       584
6/30/53    24      12/29/61     71      6/30/70         72      12/29/78       96  6/30/87       304    12/29/95      615
9/30/53    23      3/30/62      69      9/30/70         84      3/30/79       101  9/30/87       321    3/29/96       645
12/31/53   24      6/29/62      54      12/31/70        92      6/29/79       102  12/31/87      247    6/28/96       670
3/31/54    26      9/28/62      56      3/31/71        100      9/28/79       109  3/31/88       258    9/30/96       687
6/30/54    29      12/31/62     63      6/30/71         99      12/31/79      107  6/30/88       273    12/31/96      740
9/30/54    32      3/29/63      66      9/30/71         98      3/31/80       102  9/30/88       271    3/31/97       757
12/31/54   35      6/28/63      69      12/31/71       102      6/30/80       114  12/30/88      277    6/30/97       885
3/31/55    36      9/30/63      71      3/31/72        107      9/30/80       125  3/31/89       294    9/30/97       947
6/30/55    41      12/31/63     75      6/30/72        107      12/31/80      135  6/30/89       317    12/31/97      970
9/30/55    43      3/31/64      78      9/29/72        110      3/31/81       136  9/29/89       349    3/31/98      1101
12/30/55   45      6/30/64      81      12/29/72       118      6/30/81       131  12/29/89      353    6/30/98      1133
3/30/56    48      9/30/64      84      3/30/73        111      9/30/81       116  3/30/90       339    9/30/98      1017
6/29/56    46      12/31/64     84      6/29/73        104      12/31/81      122  6/29/90       358    12/31/98     1229
9/28/56    45      3/31/65      86      9/28/73        108      3/31/82       111  9/28/90       306    3/31/99      1286
12/31/56   46      6/30/65      84      12/31/73        97      6/30/82       109  12/31/90      330    6/30/99      1372
3/29/57    44      9/30/65      89      3/29/74         93      9/30/82       120  3/29/91       375    9/30/99      1282
6/28/57    47      12/31/65     92      6/28/74         86      12/31/82      140  6/28/91       371    12/31/99     1469
9/30/57    42      3/31/66      89      9/30/74         63      3/31/83       152  9/30/91       387    3/31/00      1498
12/31/57   39      6/30/66      84      12/31/74        68      6/30/83       168  12/31/91      417    6/30/00      1454
3/31/58    42      9/30/66      76      3/31/75         83      9/30/83       166  3/31/92       403    9/29/00      1436
6/30/58    45      12/30/66     80      6/30/75         95      12/30/83      164  6/30/92       408    12/29/00     1320
9/30/58    50      3/31/67      90      9/30/75         83      3/30/84       159  9/30/92       417    3/30/01      1160
12/31/58   55      6/30/67      90      12/31/75        90      6/29/84       153  12/31/92      435    6/29/01      1224
3/31/59    55      9/29/67      96      3/31/76        102      9/28/84       166  3/31/93       451    9/28/01      1040
6/30/59    58      12/29/67     96      6/30/76        104      12/31/84      167  6/30/93       450    12/31/01     1148
9/30/59    56      3/29/68      90      9/30/76        105      3/29/85       180  9/30/93       458    3/29/02      1147
12/31/59   59      6/28/68      99      12/31/76       107      6/28/85       191  12/31/93      466    6/28/02       989
3/31/60    55      9/30/68     102      3/31/77         98      9/30/85       182  3/31/94       445    9/30/02       815
6/30/60    56      12/31/68    103      6/30/77        100      12/31/85      211  6/30/94       444
9/30/60    53      3/31/69     101      9/30/77         96      3/31/86       238  9/30/94       462
12/30/60   58      6/30/69      97      12/30/77        95      6/30/86       250  12/30/94      459

                                                                                                     Source: Bloomberg LP
=========================================================================================================================

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                               GEOFFREY V. KEELING

                                 ROBERT L. SHOSS

                        ASSISTED BY LARGE CAP GROWTH TEAM

                          See important fund and index

                         disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

                                FUND PERFORMANCE


================================================================================

RESULTS OF A $10,000 INVESTMENT

3/01/99-10/31/02

                                [MOUNTAIN CHART]



DATE            AIM LARGE CAP GROWTH FUND      RUSSELL 1000 INDEX
                CLASS A SHARES


03/01/99         9450                          10000
3/99            10116                          10383
4/99             9935                          10817
5/99             9621                          10584
6/99            10354                          11123
7/99            10098                          10783
8/99            10117                          10682
9/99            10098                          10389
10/99           10745                          11087
11/99           11458                          11372
12/99           13180                          12057
1/00            13313                          11564
2/00            16092                          11533
3/00            16692                          12584
4/00            15808                          12164
5/00            14818                          11849
6/00            16778                          12152
7/00            16911                          11950
8/00            19529                          12834
9/00            18578                          12238
10/00           16883                          12091
11/00           13809                          10985
12/00           14303                          11118
1/01            13770                          11484
2/01            10762                          10413
3/01             9402                           9721
4/01            10497                          10502
5/01            10258                          10573
6/01             9954                          10334
7/01             9582                          10193
8/01             8812                           9572
9/01             7936                           8760
10/01            8393                           8943
11/01            9049                           9630
12/01            9135                           9732
1/02             9021                           9608
2/02             8517                           9415
3/02             8984                           9801
4/02             8365                           9239
5/02             8184                           9157
6/02             7670                           8480
7/02             7147                           7851
8/02             7155                           7891
9/02             6671                           7052
10/02            7012                           7638

                                                            Source: Lipper, Inc.

Past performance does not guarantee comparable future results.

================================================================================



The chart compares AIM Large Cap Growth Fund Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 3/01/99- 10/31/02. It is important to understand the difference between your fund and an index. Market indexes, such as the Russell 1000 Index, are not managed and incur no sales charges, expenses or fees. If you could buy all securities that make up a market index, you would incur expenses that would affect your investment return.

    Your fund's total return includes sales charges, expenses and management fees.

    Performance of the fund's Class A, B, C and R will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

FUND RETURNS
as of 10/31/02

AVERAGE ANNUAL TOTAL RETURNS
including sales charges

================================================================================

CLASS A SHARES
 Inception (3/1/99)                 -9.22%
  1 Year                           -21.01

CLASS B SHARES
 Inception (4/5/99)                -11.99%
  1 Year                           -21.11

CLASS C SHARES
 Inception (4/5/99)                -11.20%
  1 Year                           -17.67

CLASS R SHARES*
 Inception                          -7.93%
  1 Year                           -16.51


In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of September 30, 2002, the most recent calendar quarter-end, which were: Class A shares, inception, -10.69%; one year, -20.61%. Class B shares, inception, -13.50%; one year, -20.74%. Class C shares, inception, -12.71%; one year, -17.28%. Class R shares, inception, -9.38%; one year, -16.03%.

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 3/1/99) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                                                                     APPENDIX IV

                                  [REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 200 , by and between
[Registrant], a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect
until           , 200 , and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          [REGISTRANT]
                                          (a Delaware statutory trust)
Attest:

-----------------------------------------       By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

Attest:
                                                A I M ADVISORS, INC.

-----------------------------------------
                                                By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

                                   APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                  ------------------------------------
[To Be Added]                                                 [To Be Added]

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

     [To Be Added -- Please see Exhibit L for the annual rates applicable to your Fund]

                                                                      APPENDIX V

                             [NAME OF INVESCO FUND]

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of August 13, 2003, by and between [name of current INVESCO Fund], a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and [name of new Delaware statutory trust], a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated one or more classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING

     3.1 The Closing shall occur at the principal office of the Company on [date], 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New

Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization, (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and (iii) if applicable, under which the Trust will succeed to the Registration Statement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.  CONDITIONS PRECEDENT

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

          6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

             (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

             (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

             (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

             (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

             (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

          10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11.  MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                       [NAME OF MARYLAND CORPORATION],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------
Attest:                                       [NAME OF DELAWARE STATUTORY TRUST],
                                              on behalf of each of its series listed in Schedule A

                                              By:
--------------------------------------------  --------------------------------------------------------

                                              Title:
                                              --------------------------------------------------------

                                   SCHEDULE A

SERIES OF                                                      CORRESPONDING SERIES OF
[MARYLAND CORPORATION]                                        [DELAWARE STATUTORY TRUST]
(EACH A "CURRENT FUND")                                          (EACH A "NEW FUND")
-----------------------                                       --------------------------
[To Be Added]...............................................        [To Be Added]

                                   SCHEDULE B

                                                              CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                                       EACH NEW FUND
----------------------------                                  ------------------------
[To Be Added]...............................................       [To Be Added]

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

GROUP S-IG

(INVESCO LOGO)

                         INVESCO GROWTH & INCOME FUND,
                    A PORTFOLIO OF INVESCO STOCK FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                                                                 August 25, 2003

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all INVESCO Funds (including your Fund) and the AIM Funds.

     AMVESCAP PLC also reviewed all INVESCO Funds and AIM Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AMVESCAP PLC recommended, and your Board of Directors approved, be consolidated with another fund. The attached proxy statement/prospectus seeks your approval of this consolidation.

     As part of the integration initiative, AMVESCAP PLC has recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which A I M Advisors, Inc. will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring. The attached proxy statement/prospectus seeks your approval of this new investment advisory agreement. If approved, this new agreement will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. Your Board has approved redomesticating your Fund as a series of a Delaware statutory trust. The attached proxy statement/prospectus seeks your approval of this redomestication. If approved, the redomestication will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     Finally, the independent directors of your Board believe that your interests would best be served if the INVESCO Funds and the AIM Funds had a unified board of directors/trustees. The attached proxy statement/prospectus seeks your vote in favor of the persons nominated to serve as directors.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                          Sincerely,

                                          -s- Raymond R. Cunningham

                                          Raymond R. Cunningham
                                          President

                         INVESCO GROWTH & INCOME FUND,
                                 A PORTFOLIO OF
                           INVESCO STOCK FUNDS, INC.
                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

To the Shareholders of INVESCO Growth & Income Fund:

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of your Fund, an investment portfolio of INVESCO Stock Funds, Inc. ("Company"), will be transferred to AIM Blue Chip Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"), Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund.

          2. Elect 16 directors to the Board of Directors of Company, each of whom will serve until his or her successor is elected and qualified.

          3. Approve a new investment advisory agreement with A I M Advisors, Inc. for your Fund.

          4. Approve an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

          5. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          -s- Glen A. Payne

                                          Glen A. Payne
                                          Secretary

August 25, 2003

    INVESCO GROWTH & INCOME FUND,               AIM BLUE CHIP FUND,
           A PORTFOLIO OF                         A PORTFOLIO OF
      INVESCO STOCK FUNDS, INC.                  AIM EQUITY FUNDS
      4350 SOUTH MONACO STREET             11 GREENWAY PLAZA, SUITE 100
       DENVER, COLORADO 80237                HOUSTON, TEXAS 77046-1173
           (800) 525-8085                         (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                AUGUST 25, 2003

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of INVESCO Growth & Income Fund (your Fund). The Special Meeting will be held on October 21, 2003. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of your Fund to vote on four Proposals. The first Proposal to be voted on is an Agreement and Plan of Reorganization (the "Agreement") which provides for the combination of your Fund, an investment portfolio of INVESCO Stock Funds, Inc. ("Company"), with AIM Blue Chip Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer") (the "Reorganization").

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Directors of Company (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

     Company and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Company and Buying Fund is a series of Buyer. INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to your Fund and A I M Advisors, Inc. ("AIM") serves as the investment advisor to Buying Fund. Both AIM and INVESCO are wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     Although Buyer Fund and your Fund have slightly different investment objectives (your Fund seeks high total return and Buying Fund seeks long-term growth of capital and, secondarily, current income), they both invest in large, well established companies with the potential for long-term growth. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement and the other Proposals described below. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated November 30, 2002, as supplemented December 5, 2002, April 11, 2003, June 30, 2003, August 1, 2003 and August 14, 2003 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated November 30, 2002, as supplemented August 14, 2003, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated July 21, 2003 (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated July 21, 2003 and the Statement of Additional Information relating to the

Reorganization dated August 15, 2003, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated August 15, 2003 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Company and Buyer.

     Copies of the Buying Fund Prospectus, the Selling Fund Prospectus and the related Statements of Additional Information are available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     The remaining three Proposals to be voted on are: the election of 16 directors to the Board of Directors of Company; the approval of a new advisory agreement with AIM for your Fund; and the approval of an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation. The Board has approved the nomination of the persons set forth in this Proxy Statement/Prospectus for election as directors of Company and has approved the new advisory agreement with AIM. Finally, the Board has approved the Plan as being advisable.

     All four Proposals are being submitted to you to implement an integration initiative undertaken by AMVESCAP with respect to its North American mutual fund operations, which includes your Fund.

     Company has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. Such report(s) will be furnished free of charge.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
     UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
INTRODUCTION................................................     1
PROPOSAL 1 -- APPROVAL OF THE AGREEMENT TO COMBINE YOUR FUND
  AND BUYING FUND...........................................     2
SUMMARY.....................................................     2
  The Reorganization........................................     2
  Comparison of Investment Objectives and Principal
     Strategies.............................................     3
  Comparison of Principal Service Providers.................     5
  Comparison of Performance.................................     5
  Comparison of Fees and Expenses...........................     5
  Comparison of Multiple Class Structures...................     5
  Comparison of Sales Charges...............................     6
  Comparison of Distribution, Purchase and Redemption
     Procedures and Exchange Rights.........................     7
  The Board's Recommendation on Proposal 1..................     7
RISK FACTORS................................................     8
  Risks Associated with Buying Fund.........................     8
  Comparison of Risks of Buying Fund and Your Fund..........     8
INFORMATION ABOUT BUYING FUND...............................     8
  Description of Buying Fund Shares.........................     8
  Management's Discussion of Fund Performance...............     8
  Financial Highlights......................................     9
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................     9
  Terms of the Reorganization...............................     9
  The Reorganization........................................     9
  Board Considerations......................................     9
  Other Terms...............................................    10
  Federal Income Tax Consequences...........................    11
  Accounting Treatment......................................    12
RIGHTS OF SHAREHOLDERS......................................    12
  General...................................................    12
  Liability of Shareholders.................................    12
  Election of Directors/Trustees; Terms.....................    12
  Removal of Directors/Trustees.............................    13
  Meetings of Shareholders..................................    13
  Liability of Directors/Trustees and Officers;
     Indemnification........................................    13
  Dissolution and Termination...............................    14
  Voting Rights of Shareholders.............................    14
  Dissenters' Rights........................................    14
  Amendments to Organization Documents......................    14
CAPITALIZATION..............................................    15
INTERESTS OF CERTAIN PERSONS................................    16
LEGAL MATTERS...............................................    16
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND......    16
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................    16
PROPOSAL 2 -- ELECTION OF DIRECTORS.........................    17
  Background................................................    17
  Structure of the Board of Directors.......................    17
  Nominees for Directors....................................    17
  The Board's Recommendation on Proposal 2..................    21
  Current Committees of the Board...........................    21
  Board and Committee Meeting Attendance....................    23

                                                               PAGE
                                                               ----
  Future Committee Structure................................    23
  Director's Compensation...................................    24
  Current Retirement Plan for Directors.....................    24
  Current Deferred Compensation Plan........................    25
  New Retirement Plan for Directors.........................    25
  New Deferred Compensation Agreements......................    26
  Officers of Company.......................................    26
  Security Ownership of Management..........................    26
  Director Ownership of Your Fund's Shares..................    26
PROPOSAL 3 -- APPROVAL OF A NEW INVESTMENT ADVISORY
  AGREEMENT.................................................    26
  Background................................................    26
  Your Fund's Current Investment Advisor....................    27
  The Proposed New Investment Advisor for Your Fund.........    27
  Positions with AIM Held by Company's Directors or
     Executive Officers.....................................    27
  Terms of the Current Advisory Agreement...................    27
  Additional Services Provided by INVESCO and its
     Affiliates.............................................    29
  Advisory Fees Charged by AIM for Similar Funds it
     Manages................................................    29
  Terms of the Proposed Advisory Agreement..................    29
  Factors the Directors Considered in Approving the Advisory
     Agreement..............................................    33
  The Board's Recommendation on Proposal 3..................    35
PROPOSAL 4 -- APPROVAL OF THE PLAN TO REDOMESTICATE COMPANY
  AS A DELAWARE STATUTORY TRUST.............................    35
  Background................................................    35
  Reasons for the Proposed Redomestication..................    36
  What the Proposed Redomestication Will Involve............    36
  The Federal Income Tax Consequences of the
     Redomestication........................................    38
  Appraisal Rights..........................................    38
  The Trust Compared to Company.............................    38
  The Board's Recommendation on Proposal 4..................    39
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............    39
  Proxy Statement/Prospectus................................    39
  Time and Place of Special Meeting.........................    39
  Voting in Person..........................................    39
  Voting by Proxy...........................................    39
  Voting by Telephone or the Internet.......................    40
  Quorum Requirement and Adjournment........................    40
  Vote Necessary to Approve Each Proposal...................    40
  Proxy Solicitation........................................    41
  Other Matters.............................................    41
  Shareholder Proposals.....................................    41
  Ownership of Shares.......................................    41
INDEPENDENT PUBLIC ACCOUNTANTS..............................    41
  Fees Paid to the Auditor Related to Company...............    42
  Fees Paid to the Auditor Not Related to Company...........    42

EXHIBIT A.....Classes of Shares of Your Fund and Corresponding Classes of Shares
of Buying Fund

EXHIBIT B.................Comparison of Performance of Your Fund and Buying Fund

EXHIBIT C...............................Comparison Fee Table and Expense Example

EXHIBIT D............................................Director Compensation Table

EXHIBIT E....................................................Officers of Company

EXHIBIT F.......................................Security Ownership of Management

EXHIBIT G......................................Director Ownership of Fund Shares

EXHIBIT H......Principal Executive Officer and Directors of A I M Advisors, Inc.

EXHIBIT I..............................Compensation to INVESCO Funds Group, Inc.

EXHIBIT J...Fees Paid to INVESCO Funds Group, Inc. and Affiliates in Most Recent Fiscal Year

EXHIBIT K.............................Advisory Fee Schedules for Other AIM Funds

EXHIBIT L..........................Proposed Compensation to A I M Advisors, Inc.

EXHIBIT M...........Shares Outstanding of Each Class of Your Fund on Record Date

EXHIBIT N.......................................Ownership of Shares of Your Fund

EXHIBIT O.....................................Ownership of Shares of Buying Fund

APPENDIX I.....Agreement and Plan of Reorganization for Your Fund (to Effect the
Reorganization)

APPENDIX II............................................Prospectus of Buying Fund

APPENDIX III............................Discussion of Performance of Buying Fund

APPENDIX IV......Form of Investment Advisory Agreement with A I M Advisors, Inc.

APPENDIX V.....Agreement and Plan of Reorganization for Your Fund (to Effect the
Redomestication)

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AIM INVESTMENTS, AIM INVESTMENTS AND DESIGN, MYAIM.COM, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(k) AND YOUR GOALS. OUR SOLUTIONS. ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

     INVESCO, THE OPEN CIRCLE DESIGN, INVESCO FUNDS, INVESCO FUNDS GROUP, INVESCO -- YOUR GLOBAL INVESTMENT PARTNER AND YOU SHOULD KNOW WHAT INVESCO KNOWS ARE REGISTERED SERVICE MARKS OF AMVESCAP PLC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     Your Fund is one of 46 portfolios advised by INVESCO and Buying Fund is one of 86 portfolios advised by AIM. Proposals 1 through 4 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP, the parent company of AIM and INVESCO, with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States. To that end, A I M Distributors, Inc., the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replaced INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology. One result of this integration will be that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining of the various AIM Funds and INVESCO Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing both the number of AIM Funds and INVESCO Funds will allow AIM and INVESCO to concentrate on managing their core products. The Reorganization is one of a number of fund reorganizations proposed by AMVESCAP as a result of this review process. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale. Proposal 1 relates to this component of AMVESCAP's integration initiative.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds. The objective of this component is to have AIM assume primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. To implement this component, each INVESCO Fund is seeking shareholder approval to enter into a new investment advisory agreement with AIM. These changes will simplify AMVESCAP's mutual fund operations in the United States in that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds. Proposal 3 relates to this component of AMVESCAP's integration initiative.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. To implement this component, each AIM Fund and each INVESCO Fund that currently is organized as a Maryland corporation is seeking shareholder approval to redomesticate as a new Delaware statutory trust, which also should provide these Funds with greater flexibility in conducting their business operations. In addition, certain series portfolios of AIM Funds with few portfolios are seeking shareholder approval to be restructured as new series portfolios of existing AIM Funds that are organized as Delaware statutory trusts. Proposal 4 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors of the INVESCO Funds and the directors/trustees of the AIM Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/ trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 2 relates to the election of directors of your Fund.

     You are being asked to approve Proposals 2 through 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to take advantage of these other benefits of AMVESCAP's integration initiative. We will be unable to determine whether a particular Proposal other than Proposal 1, if approved, should go forward until we have determined whether Proposal 1 has been approved. Therefore, even if you vote in favor of Proposal 1, it is still important that you vote on each remaining Proposal. For information about the Special Meeting and voting on Proposals 1 through 4, see "Information About the Special Meeting and Voting." For a description of the vote necessary to approve each of Proposals 1 through 4, see "Information About the Special Meeting and
Voting -- Vote Necessary to Approve Each Proposal."

                                 PROPOSAL 1 --
                           APPROVAL OF THE AGREEMENT
                      TO COMBINE YOUR FUND AND BUYING FUND

                                    SUMMARY

     The Board, including the independent directors, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. The Board believes that a larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs. The Board also believes that a larger combined fund should result in greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and director/trustee expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Company, a Maryland corporation. Buying Fund is a series of Buyer, a Delaware statutory trust.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund and Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Company and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization except to the extent your Fund disposes of securities at a net gain in anticipation of the Reorganization, which gain would be included in a taxable distribution. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Although Buying Fund and your Fund have slightly different investment objectives (your Fund seeks high total return and Buying Fund seeks long-term growth of capital and, secondarily, current income), they both invest in large, well established companies with the potential for long-term growth. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund.

     The investment objective or goal of your Fund is classified as fundamental, which means that the Board cannot change it without shareholder approval. The investment objectives of Buying Fund are not classified as fundamental, which means that the Board of Trustees of Buyer can change them without shareholder approval. Having the ability to change the investment objectives without shareholder approval allows the Board of Trustees to respond more quickly and efficiently to changing market conditions and to save Buying Fund and its shareholders money by eliminating the need to solicit proxies to obtain shareholder approval to change an investment objective to respond to changing market conditions.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and Buying Fund can be found in each Fund's Statement of Additional Information. While your Fund and Buying Fund have slightly different approaches to disclosing and characterizing these restrictions and policies, in substance your Fund and Buying Fund operate under the same general restrictions and are subject to the same general policies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

        INVESCO GROWTH & INCOME FUND                            AIM BLUE CHIP FUND
                (YOUR FUND)                                       (BUYING FUND)
        ----------------------------                            ------------------
                                     Investment Objective
- high rate of total return                        - long-term growth of capital and,
                                                     secondarily, current income
                                     Investment Strategies
- invests at least 65% of its net assets in        - invests at least 80% of its assets in
  common stocks, preferred stocks and                securities of blue chip companies
  securities convertible into common stocks;
  core investments are in well-established,
  large growth companies and/or dividend
  paying companies
- invest primarily in equity securities and        - in complying with the foregoing
  equity-related instruments that INVESCO            requirement, Buying Fund may invest
  believes will rise in price faster than            primarily in marketable equity securities,
  other securities, as well as in options            including convertible securities, but its
  and other investments whose values are             investments may include synthetic
  based upon the values of equity securities         instruments such as warrants, futures,
                                                     options, exchange-traded funds and
                                                     American Depositary Receipts
- defines large companies as companies that        - considers blue chip companies to be large
  are included in the Russell 1000(R) Growth         and medium sized companies (i.e.,
  Index at the time of purchase, or if not           companies with market capitalization, at
  included in that Index, have market                the time of purchase, no smaller than the
  capitalizations of at least $5 billion at          smallest capitalized company included in
  the time of purchase                               the Russell 1000(R) Index during the most
                                                     recent 11-month period, based on month-end
                                                     data, plus the most recent data during the
                                                     current month) with leading market
                                                     positions and certain financial
                                                     characteristics

        INVESCO GROWTH & INCOME FUND                            AIM BLUE CHIP FUND
                (YOUR FUND)                                       (BUYING FUND)
        ----------------------------                            ------------------
- relies on many short-term factors                - identifies market leaders as companies
  including current information about a              within an industry that have (i) superior
  company, investor interest, price                  growth prospects compared with other
  movements of a company's securities and            companies in the same industry; (ii)
  general market and monetary conditions;            possession of proprietary technology with
  investing starts with research from the            the potential to bring about major changes
  "bottom up," and focuses on company                within an industry; and /or (iii) leading
  fundamentals and growth prospects                  sales within an industry, or the potential
                                                     to become a market leader
                                                   - defines financial characteristics as the
                                                     possession by a company of at least one of
                                                     the following: (i) faster earnings growth
                                                     than its competitors and the market in
                                                     general; (ii) higher profit margins
                                                     relative to its competitors; (iii) strong
                                                     cash flow relative to its competitors;
                                                     and/or (iv) a balance sheet with
                                                     relatively low debt and a high return on
                                                     equity relative to its competitors
- may invest in securities which do not pay        - when the portfolio managers believe
  dividends but that INVESCO believes have           securities other than marketable equity
  the potential to increase in value,                securities offer the opportunity for
  regardless of the potential for dividends          long-term growth of capital and current
                                                     income, may invest in United States
                                                     government securities and high-quality
                                                     debt securities
- may invest up to 25% of its assets in            - may invest up to 25% of its total assets
  securities of non-U.S. issuers (securities         in foreign securities
  of Canadian issuers and American
  Depositary Receipts are not subject to
  this 25% limitation)
- actively traded                                  - does not normally engage in active and
                                                     frequent trading
- no corresponding strategy                        - for cash management purposes, may hold a
                                                     portion of its assets in cash or cash
                                                     equivalents, including shares of
                                                     affiliated money market funds

COMPARISON OF PRINCIPAL SERVICE PROVIDERS

     The following is a list of the current principal service providers for your Fund and Buying Fund.

                                                      SERVICE PROVIDERS
                                --------------------------------------------------------------
                                 INVESCO GROWTH & INCOME FUND         AIM BLUE CHIP FUND
SERVICE                                  (YOUR FUND)                    (BUYING FUND)
-------                          ----------------------------         ------------------
Investment Advisor............  INVESCO Funds Group, Inc.*      A I M Advisors, Inc.
                                4350 South Monaco Street        11 Greenway Plaza, Suite 100
                                Denver, Colorado 80237          Houston, Texas 77046-1173
Distributor...................  A I M Distributors, Inc.**      A I M Distributors, Inc.
                                11 Greenway Plaza, Suite 100    11 Greenway Plaza, Suite 100
                                Houston, Texas 77046-1173       Houston, Texas 77046-1173
Administrator.................  INVESCO Funds Group, Inc.***    A I M Advisors, Inc.
                                4350 South Monaco Street        11 Greenway Plaza, Suite 100
                                Denver, Colorado 80237          Houston, Texas 77046-1173
Custodian.....................  State Street Bank and Trust     State Street Bank and Trust
                                Company                         Company
Transfer Agent and Dividend
  Disbursing Agent............  INVESCO Funds Group, Inc.****   A I M Fund Services, Inc.
Independent Auditors..........  PricewaterhouseCoopers LLP      Ernst & Young LLP

---------------

   * If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as investment advisor for your Fund effective November 5, 2003.

  ** A I M Distributors, Inc. replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

 *** If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as administrator for your Fund effective November 5, 2003.

**** A I M Fund Services, Inc. will replace INVESCO as transfer agent and dividend disbursing agent for your Fund on or about October 1, 2003.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31 for Investor Class shares of your Fund and Class A shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund, including sales charges. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund, as of July 31, 2002, and Buying Fund, as of October 31, 2002, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit C. Pro forma estimated Expense Ratios for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of October 31, 2002 as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are available to investors and the corresponding share classes of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found as Exhibit A. In addition to the share classes of Buying Fund listed on Exhibit A, Class R and Institutional Class shares of Buying Fund are available to investors. These classes are not involved in the

Reorganization. For information regarding the features of the various share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No initial sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemptions of shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization will begin at the time your Fund's shares were originally purchased.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectus and the Buying Fund Prospectus.

           CLASS A                         CLASS B                         CLASS C
           -------                         -------                         -------
- subject to an initial sales   - not subject to an initial     - not subject to an initial
  charge*                         sales charge                    sales charge
- may be subject to a CDSC on   - subject to a CDSC on          - subject to a CDSC on
  redemptions made within 18      certain redemptions made        certain redemptions made
  months from the date of         within 6 years from the         within 12 months from the
  certain large purchases**       date of purchase                date of purchase***

       CLASS R                 CLASS K                                   INSTITUTIONAL CLASS
 (BUYING FUND ONLY)       (YOUR FUND ONLY)         INVESTOR CLASS        (BUYING FUND ONLY)
 ------------------       ----------------         --------------        -------------------
- not subject to an     - not subject to an     - not subject to an     - not subject to an
  initial sales           initial sales           initial sales           initial sales
  charge                  charge                  charge                  charge
- may be subject to a   - may be subject to a   - not subject to a      - not subject to a
  CDSC on redemptions     CDSC on redemptions     CDSC                    CDSC
  made within 12          made within 12
  months from the         months from the
  date of certain         date of certain
  purchases               purchases

---------------

  * Both your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and directors/trustees and those of their investment advisor.

 ** For qualified plans investing in Class A shares of your Fund, this period is 12 months rather than 18 months.

*** Prior to August 18, 2003, Class C shares of your Fund are subject to a CDSC on certain redemptions made within 13 months from the date of purchase. This 13 month period changes to 12 months effective August 18, 2003.

     The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value. Prior to August 18, 2003, the CDSC on redemptions of shares of your Fund is computed based on their original purchase price. This method of computation changes to conform to Buying Fund's method of computation effective August 18, 2003.

COMPARISON OF DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE
RIGHTS

     Shares of your Fund and Buying Fund are distributed by AIM Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. AIM Distributors replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

     Both your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes other than Institutional Class shares of Buying Fund. Both your Fund and Buying Fund have engaged AIM Distributors to provide such services either directly or through third parties. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Overall, each class of shares of Buying Fund has the same or lower aggregate distribution and service fees as the corresponding class of shares of your Fund.

     Although there are differences in the purchase, redemption and exchange procedures of your Fund and Buying Fund as of the date of this Proxy Statement/Prospectus, it is currently anticipated that the purchase, redemption and exchange procedures of your Fund and/or Buying Fund will be changed so that they are substantially the same prior to the consummation of the Reorganization. For information regarding the current purchase, redemption and exchange procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     As of the date of this Proxy Statement/Prospectus, shares of your Fund generally may be exchanged for shares of the same or a similar class of funds within the INVESCO Family of Funds and shares of Buying Fund generally may be exchanged for shares of the same or a similar class of funds within The AIM Family of Funds(R). It is currently anticipated that, prior to the consummation of the Reorganization, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the consummation of the Reorganization, the consummation of the Reorganization will be delayed until such time as it is offered. See "Additional Information About the Agreement -- The Reorganization." For more detailed information regarding the current exchange rights of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund and that the income you may receive from your investment may vary. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are similar to those described above for Buying Fund because of the similarities in their investment objectives and strategies. Set forth below is a discussion of certain risks that differ between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Your Fund may engage in frequent and active trading of its portfolio securities. Buying Fund does not normally engage in active and frequent trading of its portfolio securities. Active trading may increase your Fund's transaction costs, which can lower the actual return on your investment. It may also increase short-term gains and losses, which may affect the taxes you have to pay.

     Your Fund may also focus its investments in one or more sectors, resulting in the risk that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of your Fund's portfolio holdings to a particular economic sector, as compared to Buying Fund, your Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buying Fund. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended October 31, 2002 is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus, which is attached to this Proxy Statement/Prospectus as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on November 3, 2003, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on October 31, 2003 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Company will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2003 and for the short taxable year beginning on August 1, 2003 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended July 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

     It is anticipated that, prior to the Closing, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the Closing, the Closing will be postponed until a mutually acceptable date not later than December 31, 2003 (the "Termination Date").

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Company will redeem the outstanding shares of your Fund from shareholders in accordance with its Charter and the Maryland General Corporation Law.

BOARD CONSIDERATIONS

     AMVESCAP initially proposed that the Board consider the Reorganization at a telephone meeting of the Board held on May 5, 2003. Preliminary discussions of the Reorganization took place at the May 5, 2003 telephone meeting and at an in-person meeting of the Board held on May 13-15, 2003. A special task force of the Board met to consider the Reorganization on June 3, 2003. The Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board held on June 9, 2003.

     Over the course of the three Board meetings, the Board received from AIM and INVESCO written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund. AIM and INVESCO also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     The Board noted that AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the three Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

     AMVESCAP initially proposed that the Board of Trustees of Buyer consider the Reorganization at an in-person meeting of the Board of Trustees held on May 13-14, 2003, at which preliminary discussions of the Reorganization took place. The Board of Trustees of Buyer determined that the Reorganization is in the best interests of Buying Fund and will not dilute the interests of Buying Fund shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board of Trustees held on June 10-11, 2003.

OTHER TERMS

     If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Company and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Company and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Company and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Directors of Company and the Board of Trustees of Buyer may waive without shareholder approval any default by Company or Buyer or any failure by Company or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before the Termination Date.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders; notwithstanding the foregoing, no conclusion is expressed as to the effect of the Reorganization on your Fund or any shareholder of your Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - the tax year of your Fund will end on the date of the Closing, and Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Company nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Company and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Company and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Company or Buyer are incorrect in any material respect.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

GENERAL

     Company is a Maryland corporation. Buyer is a Delaware statutory trust. There is much that is similar between Maryland corporations and Delaware statutory trusts. For example, the responsibilities, powers and fiduciary duties of the directors of Company are substantially similar to those of the trustees of Buyer.

     There are, however, certain differences between the two forms of organization. The operations of Company, as a Maryland corporation, are governed by its Articles of Incorporation, and any restatements, amendments and supplements thereto (the "Articles of Incorporation"), and applicable Maryland law. The operations of Buyer, as a Delaware statutory trust, are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), and applicable Delaware law.

LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     The shareholders of Buyer have elected a majority of the trustees of Buyer. Such trustees serve for the life of Buyer, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees, a majority of the trustees may appoint a successor to fill such vacancy. The right of the Board of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

REMOVAL OF DIRECTORS/TRUSTEES

     A director of Company may be removed by the affirmative vote of a majority of the holders of a majority of the outstanding shares of Company.

     A trustee of Buyer may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of Buyer.

MEETINGS OF SHAREHOLDERS

     Company is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The bylaws of Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     Buyer is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of Buyer provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of Buyer. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declaration of Trust, the trustees and officers of Buyer are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declaration of Trust provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of Buyer, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

DISSOLUTION AND TERMINATION

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the Declaration of Trust, Buyer or any series or class of shares of beneficial interest in Buyer may be terminated by: (1) a majority shareholder vote of Buyer or the affected series or class, respectively; or (2) if there are fewer than 100 shareholders of record of Buyer or of such terminating series or class, the trustees pursuant to written notice to the shareholders of Buyer or the affected series or class.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of Buyer or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of Buyer or one of its investment portfolios; (v) merger or consolidation of Buyer or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the Declaration of Trust; and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confers upon shareholders rights of appraisal or dissenters' rights.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors shall have the power to alter, amend or repeal the bylaws of Company or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of Buyer may, without shareholder approval, amend the Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of Buyer, without approval of the majority of the shares of Buyer. The trustees shall have the power to alter, amend or repeal the bylaws of Buyer or adopt new bylaws at any time.

                                 CAPITALIZATION

     The following table sets forth, as of March 31, 2003, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                          PRO FORMA
                                    YOUR FUND          YOUR FUND        BUYING FUND      BUYING FUND
                                  CLASS A SHARES   CLASS K SHARES(1)   CLASS A SHARES   CLASS A SHARES
                                  --------------   -----------------   --------------   --------------
Net Assets......................     $293,667          $149,133        $1,237,379,891   $1,237,822,691
Shares Outstanding..............       50,966            25,999           140,611,509      140,661,827
Net Asset Value Per Share.......     $   5.76          $   5.74        $         8.80   $         8.80

                                                                                      PRO FORMA
                                                    YOUR FUND       BUYING FUND      BUYING FUND
                                                  CLASS B SHARES   CLASS B SHARES   CLASS B SHARES
                                                  --------------   --------------   --------------
Net Assets......................................     $58,675       $1,058,216,340   $1,058,275,015
Shares Outstanding..............................      10,271          125,262,907      125,269,852
Net Asset Value Per Share.......................     $  5.71       $         8.45   $         8.45

                                                                                         PRO FORMA
                                                       YOUR FUND       BUYING FUND      BUYING FUND
                                                     CLASS C SHARES   CLASS C SHARES   CLASS C SHARES
                                                     --------------   --------------   --------------
Net Assets.........................................     $939,570       $259,652,797     $260,592,367
Shares Outstanding.................................      167,381         30,737,249       30,848,474
Net Asset Value Per Share..........................     $   5.61       $       8.45     $       8.45

                                                                                            PRO FORMA
                                                          YOUR FUND       BUYING FUND      BUYING FUND
                                                        INVESTOR CLASS   INVESTOR CLASS   INVESTOR CLASS
                                                            SHARES         SHARES(1)          SHARES
                                                        --------------   --------------   --------------
Net Assets............................................   $40,081,312             0         $40,081,312
Shares Outstanding....................................     6,962,569             0           4,554,707
Net Asset Value Per Share.............................   $      5.76         $8.80         $      8.80

                                                                                   PRO FORMA
                                                               BUYING FUND        BUYING FUND
                                                              CLASS R SHARES   CLASS R SHARES(1)
                                                              --------------   -----------------
Net Assets..................................................     $485,455          $485,455
Shares Outstanding..........................................       55,207            55,207
Net Asset Value Per Share...................................     $   8.79          $   8.79

                                                                                         PRO FORMA
                                                                  BUYING FUND           BUYING FUND
                                                              INSTITUTIONAL CLASS   INSTITUTIONAL CLASS
                                                                    SHARES                SHARES
                                                              -------------------   -------------------
Net Assets..................................................       $138,066              $138,066
Shares Outstanding..........................................         15,578                15,578
Net Asset Value Per Share...................................       $   8.86              $   8.86

---------------

(1) Shareholders of Class K shares of your Fund are receiving Class A shares of Buying Fund in the Reorganization.

(2) As of March 31, 2003, Investor Class shares of Buying Fund did not exist. Investor Class shares were added to Buying Fund in connection with the Reorganization. Investor Class shares of Buying Fund will commence operations at the net asset value per share of Buying Fund's Class A shares. Therefore, the Net Asset Value Per Share shown for Investor Class shares of Buying Fund in the table above is that of Buying Fund's Class A shares.

                          INTERESTS OF CERTAIN PERSONS

     If the Reorganization is consummated, AIM, as the investment advisor of Buying Fund, will gain approximately $42 million in additional assets under management (based on your Fund's net assets as of March 31, 2003), upon which AIM will receive advisory fees. Exhibit C sets forth AIM's advisory fees applicable to Buying Fund.

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" and "Shareholder Information" for more information about sales charges, including contingent deferred sales charges, applicable to shares of Buying Fund, the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference: (i) see "Fund Performance" for more information about the performance of your Fund;
(ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Share Price" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund;
(v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions; and (vi) see "How To Buy Shares", "How To Sell Shares" and "Your Account Services" for more information about sales charges, including contingent deferred sales charges, applicable to shares of your Fund, the purchase, redemption and repurchase of shares of your Fund, distribution arrangements and the multiple class structure of your Fund.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Company and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Company's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 811-1474. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-1424. Such Buying Fund Prospectus is incorporated herein by reference.

     Company and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Company and Buyer (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC

20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Company and Buyer and other registrants that file electronically with the SEC.

                                 PROPOSAL 2 --
                             ELECTION OF DIRECTORS

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

     You are being asked to approve Proposal 2 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from having a combined board of directors.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board currently consists of the following 10 persons: Bob R. Baker, Sueann Ambron, Victor L. Andrews, Lawrence H. Budner, James T. Bunch, Raymond R. Cunningham, Gerald L. Lewis, John W. McIntyre, Larry Soll, Ph.D. and Mark H. Williamson. Eight of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of the 1940 Act. Two of the current directors are "interested persons" because of their business and financial relationships with Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP. Five of the current directors have declined to stand for re-election as directors of Company. Therefore, their terms as directors of Company will end upon the election and qualification of their successor directors at the Special Meeting.

NOMINEES FOR DIRECTORS

     Company's nominating committee (which consists solely of independent directors) has approved the nomination of five of the 10 current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the nominating committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of the ten registered investment companies comprising the INVESCO Funds. Each nominee who is a current director oversees 46 portfolios which comprise the INVESCO Funds. The business address of each nominee who is a current director is 4350 South Monaco Street, Denver, Colorado 80237.

     Each new nominee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each new nominee currently oversees 86 portfolios which comprise the AIM Funds. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS

                              DIRECTOR     PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH         SINCE         DURING PAST 5 YEARS       OTHER DIRECTORSHIP(S) HELD
----------------------        --------     -----------------------     --------------------------
Bob R. Baker -- 1936........    1983     Consultant (2000-present);    None
                                         formerly, President and
                                         Chief Executive Officer
                                         (1988-2000) of AMC Cancer
                                         Research Center, Denver,
                                         Colorado; until mid-December
                                         1988, Vice Chairman of the
                                         Board of First Columbia
                                         Financial Corporation,
                                         Englewood, Colorado;
                                         formerly, Chairman of the
                                         Board and Chief Executive
                                         Officer of First Columbia
                                         Financial Corporation.
James T. Bunch -- 1942......    2000     Co-President and Founder of   None
                                         Green, Manning & Bunch Ltd.,
                                         Denver, Colorado (1988-
                                         present) (investment banking
                                         firm); Director and Vice
                                         President of Western Golf
                                         Association and Evans
                                         Scholars Foundation;
                                         Executive Committee, United
                                         States Golf Association;
                                         formerly, General Counsel
                                         and Director of Boettcher &
                                         Co., Denver, Colorado; and
                                         formerly, Chairman and
                                         Managing Partner, law firm
                                         of Davis, Graham & Stubbs,
                                         Denver, Colorado.
Gerald J. Lewis -- 1933.....    2000     Chairman of Lawsuit           General Chemical Group,
                                         Resolution Services, San      Inc., Hampdon, New
                                         Diego, California             Hampshire (1996-present),
                                         (1987-present); formerly,     Wheelabrator Technologies,
                                         Associate Justice of the      Inc. (waste management
                                         California Court of Appeals;  company), Fisher
                                         and Of Counsel, law firm of   Scientific, Inc.
                                         Latham & Watkins, San Diego,  (laboratory supplies),
                                         California (1987-1997).       Henley Manufacturing,
                                                                       Inc., and California
                                                                       Coastal Properties, Inc.
Larry Soll, Ph.D. -- 1942...    1997     Retired; formerly, Chairman   Synergen Inc. (since
                                         of the Board (1987-1994),     incorporation in 1982) and
                                         Chief Executive Officer       Isis Pharmaceuticals, Inc.
                                         (1982-1989 and 1993-1994)
                                         and President (1982-1989) of
                                         Synergen Inc. (biotechnology
                                         company); and formerly,
                                         trustee of INVESCO Global
                                         Health Sciences Fund.

  NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON

                              DIRECTOR     PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH         SINCE         DURING PAST 5 YEARS       OTHER DIRECTORSHIP(S) HELD
----------------------        --------     -----------------------     --------------------------
Mark H.
  Williamson(1) -- 1951.....    1998     Director, President and       Director/trustee of each
                                         Chief Executive Officer,      of the 17 AIM Funds
                                         A I M Management Group Inc.;
                                         Director, Chairman and
                                         President, A I M Advisors,
                                         Inc. (registered investment
                                         advisor); Director, A I M
                                         Distributors, Inc.
                                         (registered broker dealer);
                                         and Chief Executive Officer
                                         of the AIM Division of
                                         AMVESCAP PLC (2003-
                                         present); formerly, Chief
                                         Executive Officer, Managed
                                         Products Division, AMVESCAP
                                         PLC (2001-2002); Chairman of
                                         the Board (1998-2002),
                                         President (1998-2002) and
                                         Chief Executive Officer
                                         (1998-2002) of INVESCO Funds
                                         Group, Inc. (registered
                                         investment advisor) and
                                         INVESCO Distributors, Inc.
                                         (registered broker dealer);
                                         Chief Operating Officer and
                                         Chairman of the Board of
                                         INVESCO Global Health
                                         Sciences Fund; Chairman and
                                         Chief Executive Officer of
                                         NationsBanc Advisors, Inc.;
                                         and Chairman of NationsBanc
                                         Investments, Inc.

---------------

(1) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

  NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS

                                                PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                            DURING PAST 5 YEARS        OTHER DIRECTORSHIP(S) HELD
----------------------                          -----------------------      --------------------------
Frank S. Bayley -- 1939...................  Of Counsel, law firm of Baker &  Badgley Funds, Inc.
                                            McKenzie                         (registered investment
                                                                             company)
Bruce L. Crockett -- 1944.................  Chairman, Crockett Technology    ACE Limited (insurance
                                            Associates (technology           company); Captaris, Inc.
                                            consulting company) and          (unified messaging
                                            Captaris, Inc. (unified          provider)
                                            messaging provider)

                                                PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                            DURING PAST 5 YEARS        OTHER DIRECTORSHIP(S) HELD
----------------------                          -----------------------      --------------------------
Albert R. Dowden -- 1941..................  Director of a number of public   Cortland Trust, Inc.
                                            and private business             (Chairman) (registered
                                            corporations, including the      investment company);
                                            Boss Group, Ltd. (private        Annuity and Life Re
                                            investment and management) and   (Holdings), Ltd.
                                            Magellan Insurance Company;      (insurance company)
                                            formerly, President, Chief
                                            Executive Officer and Director,
                                            Volvo Group North America,
                                            Inc.; Senior Vice President, AB
                                            Volvo and director of various
                                            affiliated Volvo Group
                                            companies
Edward K. Dunn, Jr. -- 1935...............  Formerly, Chairman, Mercantile   None
                                            Mortgage Corp.; President and
                                            Chief Operating Officer,
                                            Mercantile-Safe Deposit & Trust
                                            Co.; and President, Mercantile
                                            Bankshares Corp.
Jack M. Fields -- 1952....................  Chief Executive Officer, Twenty  Administaff
                                            First Century Group, Inc.
                                            (government affairs company)
                                            and Texana Timber LP
Carl Frischling -- 1937...................  Partner, law firm of Kramer      Cortland Trust, Inc.
                                            Levin Naftalis & Frankel LLP     (registered investment
                                                                             company)
Prema Mathai-Davis -- 1950................  Formerly, Chief Executive        None
                                            Officer, YWCA of the USA
Lewis F. Pennock -- 1942..................  Partner, law firm of Pennock &   None
                                            Cooper
Ruth H. Quigley -- 1935...................  Retired                          None
Louis S. Sklar -- 1939....................  Executive Vice President,        None
                                            Development and Operations,
                                            Hines Interests Limited
                                            Partnership (real estate
                                            development company)

  NEW NOMINEE WHO WILL BE AN INTERESTED PERSON

                                         PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                     DURING PAST 5 YEARS       OTHER DIRECTORSHIP(S) HELD
----------------------                   -----------------------     --------------------------
Robert H. Graham(1) -- 1946..........  Director and Chairman, A I M  None
                                       Management Group Inc.
                                       (financial services holding
                                       company); and Director and
                                       Vice Chairman, AMVESCAP PLC
                                       (parent of AIM and a global
                                       investment management firm)
                                       and Chairman, AMVESCAP
                                       PLC -- AIM Division;
                                       formerly, President and
                                       Chief Executive Officer,
                                       A I M Management Group Inc.;
                                       Director, Chairman and
                                       President, A I M Advisors,
                                       Inc. (registered investment
                                       advisor); Director and
                                       Chairman, A I M Capital
                                       Management, Inc. (registered
                                       investment advisor), A I M
                                       Distributors, Inc.
                                       (registered broker dealer),
                                       A I M Fund Services, Inc.
                                       (registered transfer agent),
                                       and Fund Management Company
                                       (registered broker dealer);
                                       and Chief Executive Officer,
                                       AMVESCAP PLC -- Managed
                                       Products

---------------

(1) Mr. Graham will be considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

CURRENT COMMITTEES OF THE BOARD

     The Board currently has nine standing committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.

  AUDIT COMMITTEE

     Company has an audit committee established for the purpose of overseeing the accounting and financial reporting process of Company and audits of the financial statements of Company. The audit committee is comprised entirely of independent directors. The committee meets quarterly with Company's independent accountants and officers to review accounting principles used by Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The current members of the audit committee are Messrs. Baker, Budner, Lewis and McIntyre.

  EXECUTIVE COMMITTEE

     Company has an executive committee. On occasion, the committee acts upon the current and ordinary business of Company between the meetings of the Board. Except for certain powers which, under applicable law, may only be exercised by the full Board, the committee may exercise all powers and authority of the Board in the management of the business of Company. All decisions are subsequently submitted for ratification by the Board. The current members of the executive committee are Messrs. Baker, Bunch, McIntyre and Williamson.

  INVESTMENTS AND MANAGEMENT LIAISON COMMITTEE

     Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Company, and to review investment, legal and operational matters which have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The current members of the investments and management liaison committee are Messrs. Andrews, Baker, Bunch, Soll and Dr. Ambron.

  BROKERAGE COMMITTEE

     Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by your Fund and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Board. The current members of the brokerage committee are Messrs. Budner, Bunch and McIntyre.

  DERIVATIVES COMMITTEE

     Company has a derivatives committee. The committee meets periodically to review derivatives investments made by your Fund. It monitors the use of derivatives by your Fund and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the Board. The committee reports on these matters to the Board. The current members of the derivatives committee are Messrs. Andrews, Lewis and Soll.

  NOMINATING COMMITTEE

     Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the Chairman of the nominating committee. The current members of the nominating committee are Messrs. Baker, Bunch, Lewis and Soll.

  LEGAL COMMITTEE

     Company has a legal committee. The committee meets periodically to review compensation arrangements with counsel to Company and to its independent directors. The committee reports on these matters to the Board. The current members of the legal committee are Messrs. Bunch, Lewis and McIntyre.

  COMPENSATION COMMITTEE

     Company has a compensation committee. The committee meets periodically to review compensation arrangements of Company's independent directors. The committee reports on these matters to the Board. The current members of the compensation committee are Messrs. Andrews, Baker, Budner and Soll.

  VALUATION COMMITTEE

     Company has a valuation committee. The committee meets periodically to review valuation issues regarding investments made by your Fund. The committee reports on these matters to the Board. The current members of the valuation committee are Messrs. Baker, Bunch, Cunningham and McIntyre.

  RETIREMENT PLAN COMMITTEE

     Company has a retirement plan committee. The committee meets periodically to review Company's retirement arrangements for its independent directors. The committee reports on these matters to the Board. The current members of the retirement plan committee are Messrs. Andrews, Baker, Budner, Cunningham and Soll.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended July 31, 2003, the Board met eight times, the audit committee met four times, the executive committee did not meet, the investments and management liaison committee met four times, the brokerage committee met four times, the derivatives committee met four times, the nominating committee met four times, the legal committee met three times, the compensation committee met two times, and the valuation and retirement plan committees did not meet. All of the current directors then serving attended at least 75% of the meetings of the Board or applicable committee during the most recent fiscal year.

FUTURE COMMITTEE STRUCTURE

     As a result of the combination of the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds, it is expected that the Board will adopt a committee structure that is the same as that which is in effect for the AIM Funds, so that the Board will have four committees: an Audit Committee, a Committee on Directors/Trustees, an Investments Committee and a Valuation Committee. These committees are described below.

  AUDIT COMMITTEE

     The Audit Committee will be comprised entirely of independent directors. The Audit Committee will be responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by your Fund (including resolution of disagreements between your Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of your Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to your Fund by its independent auditors.

  COMMITTEE ON DIRECTORS/TRUSTEES

     The Committee on Directors/Trustees will be comprised entirely of independent directors. It will be responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Company at meetings called for the election of directors; (ii) nominating persons who are not interested persons of Company for selection as members of each committee of the Board, including, without limitation, the audit committee, the committee on directors, the investments committee and the valuation committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

  INVESTMENTS COMMITTEE

     The Investments Committee will be responsible for: (i) overseeing the advisor's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     The Valuation Committee will be responsible for: (i) periodically reviewing the advisor's procedures for valuing securities ("Procedures"), and making any recommendations to the advisor with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by the advisor from time to time; (iii) periodically reviewing information provided by the advisor regarding industry developments in connection with valuation; (iv) periodically reviewing information from the advisor regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the committee or to the committee and the full Board simultaneously); and (v) if requested by the advisor, assisting the advisor's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

DIRECTOR'S COMPENSATION

     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002 is found in Exhibit D.

CURRENT RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds have adopted a Retirement Plan (the "Retirement Plan") and a Deferred Retirement Plan Account Agreement (the "Account Agreement"). Certain of the independent directors of Company participate either in the Retirement Plan or in the Account Agreement. Under the Retirement Plan and the Account Agreement, each participating director who is not an interested person of the INVESCO Funds and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit upon retirement.

     Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Retirement Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Retirement Plan receives no benefits from the Account Agreement. The cost of the Retirement Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee administering the Retirement Plan.

     A Participating Qualified Director who has elected to participate in the Account Agreement receives no benefits from the Retirement Plan. Pursuant to the terms of the Account Agreement, a deferred retirement account is established for a Qualified Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate per annum (currently 5.75%), will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the INVESCO Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the

Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Account Agreement.

     Company has no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pays no salary or compensation to any of its officers.

CURRENT DEFERRED COMPENSATION PLAN

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except INVESCO Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each independent director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the independent director may own either directly or beneficially. Each of the independent directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds.
Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

NEW RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds intend to adopt a new retirement plan (the "New Retirement Plan") for the directors of Company who are not affiliated with INVESCO, which will be effective as of the date of the Special Meeting. The New Retirement Plan also will be adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan will include a retirement policy as well as retirement benefits for independent directors.

     The retirement policy will permit each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors will be able to extend from time to time the retirement date of a director.

     Annual retirement benefits will be available to each independent director of Company and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan will not be secured or funded by Company.

     Upon the effectiveness of the New Retirement Plan, the independent directors will cease to accrue benefits under the Retirement Plan and the Account Agreement. Messrs. Baker and Soll will not receive any additional benefits under the Retirement Plan or the Account Agreement, but will be entitled to amounts which have been previously funded under the Retirement Plan or the Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by Company for Messrs. Baker and Soll under the Retirement Plan and the Account Agreement.

NEW DEFERRED COMPENSATION AGREEMENTS

     The Boards of Directors of the INVESCO Funds intend to adopt new deferred compensation agreements which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director will have the option to elect to defer receipt of up to 100% of his or her compensation payable by Company, and such amounts are placed into a deferral account. The deferring directors will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.

     The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of Company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors will have the status of unsecured creditors of Company and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

OFFICERS OF COMPANY

     Information regarding the current officers of Company can be found in Exhibit E.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of your Fund's shares by the directors, nominees and current executive officers of Company can be found in Exhibit F.

DIRECTOR OWNERSHIP OF YOUR FUND'S SHARES

     The dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex can be found in Exhibit G.

                                 PROPOSAL 3 --
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from a new investment advisory agreement between AIM and Company.

     The Board recommends that you approve the new advisory agreement between AIM and Company for your Fund. The Board is asking you to vote on this new agreement because Company may enter into a new advisory agreement for your Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and Company for your Fund. The form of Company's proposed Master Investment Advisory Agreement with AIM is at Appendix IV.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 3, Company will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between Company and INVESCO, and move the provision of certain administrative services currently provided by INVESCO pursuant to the current advisory agreement between Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR

     INVESCO, the current investment advisor for your Fund, became the investment advisor for your Fund under the current advisory agreement on June 28, 1998. Your Fund's initial shareholder initially approved the agreement on May 13, 1999, and your Fund's public shareholders have not subsequently voted on the agreement. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 15, 2003.

THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND

     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group. A list of the names, addresses and principal occupations of the principal executive officer and directors of AIM is in Exhibit H.

POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised, and calculates the net asset value of your Fund, subject to such procedures established by the Board and based upon information provided by your Fund, the custodian of your Fund or other source as designated by the Board. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the advisory agreement, as administrator, INVESCO also provides, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities.

     Under the terms of the current advisory agreement, INVESCO has no liability to Company, your Fund or to your Fund's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to Company or your Fund unless such act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the current advisory agreement.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of the directors of Company who are not interested persons of INVESCO or Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or INVESCO may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the Board;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of Company's counsel, in connection with litigation by or against Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.

     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.

     The annual rates at which INVESCO receives fees from your Fund under the current advisory agreement, the total net assets of your Fund, the dollar amounts of advisory fees paid to INVESCO by your Fund net of any expense limitations and the reimbursement, if any, made by INVESCO to your Fund for the most recent fiscal year are in Exhibit I.

ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES

     INVESCO and its affiliates also provide additional services to Company and your Fund. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. INVESCO currently serves as your Fund's transfer agent. Prior to July 1, 2003, INVESCO Distributors, Inc. served as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO. Information concerning fees paid to INVESCO and its affiliates for these services is in Exhibit J.

ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as your Fund are in Exhibit K.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising your Funds' assets and investment research and management, subject at all times to the policies and control of the Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of Company who are not interested persons of AIM or Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the

Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.

     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual rates at which AIM will receive advisory fees from your Fund under the proposed advisory agreement are in Exhibit L.

     If Proposal 3 is approved, Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the Board approves AIM's use of the exemptive order for Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM that the Board approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - expand provisions regarding broker-dealer relationships that are set forth in the current advisory agreement to make them consistent with similar provisions in other AIM advisory agreements;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - simplify certain rights applicable to your Fund's right to terminate advisory services or amend the proposed advisory agreement;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreement with INVESCO and the proposed advisory agreement with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  ADMINISTRATIVE SERVICES

     For your Fund, the Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same or lower costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there by any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

  BROKER-DEALER RELATIONSHIPS AND AFFILIATED BROKERAGE

     The current advisory agreement requires INVESCO, when selecting brokers or dealers, to first obtain the most favorable execution and price for your Fund; after fulfilling this primary requirement INVESCO may consider, as secondary factors whether such firms provide statistical research and other information to INVESCO. The proposed advisory agreement specifies that AIM's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting broker-dealers to execute particular transactions, AIM will consider the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of Company's portfolio funds on a continuing basis. Accordingly, the price to your Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered by the broker-dealer. The broker-dealer relationship provisions of the current advisory agreement with INVESCO for your Fund do not specify these factors.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  SECURITIES LENDING

     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Administrative services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your

Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  PAYMENT OF EXPENSES AND RESTRICTIONS ON FEES RECEIVED

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

  TERMINATION/AMENDMENT RIGHTS

     The current advisory agreement with INVESCO provides that Company can terminate the agreement with INVESCO or amend the terms of the agreement upon receipt of the affirmative vote of a majority of the outstanding securities (as defined in the 1940 Act) of all series portfolios of Company. Under the 1940 Act and the regulations thereunder, as interpreted by the SEC, advisory services provided to your Fund cannot be terminated or amended without the approval by a majority of the outstanding securities of your Fund, unless, in the case of an amendment, the Board may approve the changes. The proposed advisory agreement simplifies the language regarding termination and amendment of the agreement to be consistent with the 1940 Act and the regulations thereunder, as interpreted by the SEC.

  NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Board has agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of Company, and that officers and directors of Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse Company for any salaries paid by Company to officers, directors and full-time employees of Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.

  DELEGATION

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor.

  LIMITATION OF LIABILITY OF AIM, COMPANY AND SHAREHOLDERS

     As described above under the descriptions of the terms of the current advisory agreement and the proposed advisory agreement, respectively, both agreements provide limitation of liability for the advisor. The limitation of liability provisions of the 1940 Act also apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement states that no series of Company shall be liable for the obligations of other series of Company and the liability of AIM to one series of Company shall not automatically render AIM liable to any other series of Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of Company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

  STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Board determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENT

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to your Fund, and noted that the persons providing portfolio management services to your Fund would not change if Proposal 3 is approved by shareholders.

     - The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if your Fund engages in securities lending.

     - Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to your Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     - The performance record of your Fund. The Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund.

     - Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of your Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist your Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which your Fund operates, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between Company and AIM for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve Proposal 3, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --
                              APPROVAL OF THE PLAN
             TO REDOMESTICATE COMPANY AS A DELAWARE STATUTORY TRUST

BACKGROUND

     Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of Company as appropriate to be redomesticated as a new series portfolio of a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     If Proposal 1 is approved by the shareholders of your Fund, your Fund will be combined with Buying Fund and will not be redomesticated as a new series portfolio of the Trust. You are being asked to approve Proposal 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from redomesticating as a new series portfolio of the Trust.

     The Board has approved the Plan, which provides for a series of transactions to convert your Fund and each other series portfolio of Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). A form of the Plan relating to the proposed Redomestication is set forth in Appendix V.

     Approval of the Plan requires the affirmative vote of a majority of the issued and outstanding shares of Company. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan with this Proxy Statement/Prospectus. The Board is soliciting the proxies of the shareholders of Company's other series portfolios to vote on the Plan with a separate proxy statement.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's Declaration of Trust differs from Company's Articles of Incorporation in certain respects that are expected to improve Company's and each Current Fund's operations. The Trust, like Company, will operate as an open-end management investment company registered with the SEC under the 1940 Act.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, INVESCO and the Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Articles of Incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of its Declaration of Trust. In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."

WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE

     To accomplish the Redomestication, the Trust has been formed as a Delaware statutory trust pursuant to its Declaration of Trust, and each New Fund has been established as a series portfolio of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal 3 and a new investment advisory agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and Company's current advisory agreement, is set forth above under Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by Company if shareholders approve Proposal 3 and a new administrative services agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the Redomestication.

     - Elect the directors of Company as the trustees of the Trust to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders, and except as they retire in accordance with the Trust's retirement policy for trustees. The Trust's retirement policy for trustees will replace Company's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 4, Company currently contemplates that the Redomestication will be consummated on November 4, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  STRUCTURE OF THE TRUST

     The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Trust's fiscal year is the same as that of Company. The Trust will not have any operations prior to the Redomestication. Initially, Company will be the sole shareholder of the Trust.

     As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust and Amended and Restated Bylaws and applicable Delaware law rather than by Company's Articles of Incorporation and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF THE TRUST

     Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

     The trustees of the Trust would be those persons elected at this Special Meeting to serve as directors of Company. Information concerning the nominees for election as directors of Company is set forth above under Proposal 2.

  SHARES OF THE TRUST

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement/Prospectus, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

     For a discussion of certain differences between and among Company's Articles of Incorporation and Amended and Restated Bylaws and Maryland law and the Trust's Declaration of Trust and Amended and Restated Bylaws and Delaware law, see "Rights of Shareholders" in Proposal 1 above. The foregoing discussion and the discussion under the caption "Rights of Shareholders" in Proposal 1 above is only a summary of certain differences and is not a complete description of all the differences. Shareholders should refer to the provisions of the governing documents of Company and Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Amended and Restated Bylaws of Company and of the Declaration of Trust and the Trust's Amended and Restated Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Company intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit M. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the proposal to approve the Agreement.

     - FOR the election of all 16 nominees for director.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve the Plan.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Company in writing to the address of Company set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 3 if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2 and 4 if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement/Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     Proposals 1 and 3.  Approval of Proposals 1 and 3 requires the lesser of
(a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 1 and 3 because approval of Proposals 1 and 3 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 2. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     Proposal 4. Approval of Proposal 4 requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION

     Company has engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are estimated to be approximately $14,800. Company expects to solicit proxies principally by mail, but Company or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization, including Solicitor's costs.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, your Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement/Prospectus. To be considered for presentation at meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of how to propose an individual for nomination as a director, please refer to the section of this Proxy Statement/Prospectus entitled "Proposal 2 -- Current Committees of the Board -- Nominating Committee."

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit N.

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit O.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The audit committee of the Board has appointed PricewaterhouseCoopers LLP (the "Auditor") as Company's independent public accountants for the fiscal year ending July 31, 2004. A representative of the

Auditor is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The audit committee of the Board has considered whether the provision of the services below is compatible with maintaining the Auditor's independence.

FEES PAID TO THE AUDITOR RELATED TO COMPANY

     The Auditor billed Company (consisting of eight separate series portfolios) aggregate fees for professional services rendered for the 2003 fiscal year as follows:

Audit Fees..................................................  $165,650
Financial Information Systems Design and Implementation
  Fees......................................................         0
All Other Fees*.............................................  $ 32,713
                                                              --------
Total Fees..................................................  $198,363

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to Company.

FEES PAID TO THE AUDITOR NOT RELATED TO COMPANY

     The Auditor billed INVESCO aggregate fees for professional services rendered for the 2003 fiscal year to INVESCO, or any affiliate that provided services to Company, as follows:

Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees**............................................  $402,571
                                                              --------
Total Fees..................................................  $402,571

---------------

** As required by SEC rules, All Other Fees includes amounts paid to the Auditor by your Fund's advisor and other related entities that provide support for the operations of Company. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed upon procedures. The services performed for your Fund's advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

                                   EXHIBIT A

CLASSES OF SHARES OF YOUR FUND   CORRESPONDING CLASSES OF SHARES OF BUYING FUND
------------------------------   ----------------------------------------------
  Class A shares                           Class A shares
  Class B shares                           Class B shares
  Class C shares                           Class C shares
  Class K shares                           Class A shares
  Investor Class shares                    Investor Class shares

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

INVESCO GROWTH & INCOME FUND (YOUR FUND)

     Performance information in the bar chart below is that of the Fund's Investor Class shares which has the longest operating history of the Fund's classes.

     The bar chart below shows the Fund's Investor Class actual yearly performance (commonly known as its "total return") for the years ended December 31 over the past decade or since inception. The table below shows the pre-tax and after-tax average annual total returns of Investor Class for various periods ended December 31, 2001 compared to the S&P 500 Index and Russell 1000 Growth Index.

     After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption return assumes you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption return assumes payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rate in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax return shown is not relevant.

     The information in the chart and table illustrates the variability of the Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                     GROWTH & INCOME FUND -- INVESTOR CLASS
                      ACTUAL ANNUAL TOTAL RETURN(1)(2)(3)

'99.........................................................   43.48%
'00.........................................................   (7.91%)
'01.........................................................  (43.60%)


Best Calendar Qtr. 12/99 26.14%
Worst Calendar Qtr. 3/01 (35.31%)

                                                              AVERAGE ANNUAL TOTAL RETURN
                                                                     AS OF 12/31/01
                                                              ----------------------------
                                                               1 YEAR     SINCE INCEPTION
                                                              ---------   ----------------
Growth & Income Fund(1)(2)
  Return Before Taxes.......................................  (43.60)%          1.71%(3)
  Return After Taxes on Distributions.......................  (43.73)%         (0.10)%(3)
  Return After Taxes on Distributions and Sale of Fund
     Shares.................................................  (26.43)%          0.88%(3)
S&P 500 Index(4)
  (reflects no deduction for fees, expenses, or taxes)......  (11.88)%          1.65%(3)
Russell 1000 Growth Index(4)
  (reflects no deduction for fees, expenses, or taxes)......  (20.42)%         (1.54)%(3)

---------------

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class' expenses.

(2) Returns before taxes for Investor Class shares of Growth & Income Fund year-to-date as of the calendar quarter ended September 30, 2002 was (36.52%).

(3) The Fund (Investor Class shares) commenced investment operations on July 1, 1998. Index comparison begins on June 30, 1998.

(4) The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and lower forecasted growth values.

AIM BLUE CHIP FUND (BUYING FUND)

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

  ANNUAL TOTAL RETURNS

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1993...................................................................    4.61%
1994...................................................................    4.66%
1995...................................................................   32.00%
1996...................................................................   23.75%
1997...................................................................   31.91%
1998...................................................................   30.42%
1999...................................................................   25.65%
2000...................................................................   -9.29%
2001...................................................................  -22.91%
2002...................................................................  -26.42%

     The Class A shares' year-to-date total return as of June 30, 2003 was 10.96%.

     During the periods shown in the bar chart, the highest quarterly return was 24.45% (quarter ended December 31, 1998) and the lowest quarterly return was -20.05% (quarter ended March 31, 2001).

  PERFORMANCE TABLE

     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

  Average Annual Total Returns (for the periods ended December 31, 2002)

                                                                                              INCEPTION
                                                               1 YEAR    5 YEARS   10 YEARS     DATE
                                                              --------   -------   --------   ---------
Class A                                                                                       02/04/87
  Return Before Taxes.......................................  (30.48)%   (4.44)%    6.52%
  Return After Taxes on Distributions.......................  (30.48)%   (4.46)%    5.50%
  Return After Taxes on Distributions and Sale of Fund
    Shares..................................................  (18.72)%   (3.49)%    5.00%
Russell 1000--Registered Trademark-- Index(1)...............  (21.65)%   (0.58)%    9.19%
S&P 500 Index(2)............................................  (22.09)%   (0.58)%    9.34%
Lipper Large Cap Core Fund Index(3).........................  (21.23)%   (0.74)%    8.04%

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(2) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

(3) The Lipper Large Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-growth value, compared to the S&P 500 Index.

                                   EXHIBIT C

                    COMPARISON FEE TABLE AND EXPENSE EXAMPLE

FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B, Class C, Investor Class, and Class K shares of INVESCO Growth & Income Fund ("Selling Fund"), and of Class A, Class B, Class C, Class R and Institutional Class shares of AIM Blue Chip Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided.

                                                  SELLING FUND                                  BUYING FUND
                                                (AS OF 7/31/02)                              (AS OF 10/31/02)
                             ------------------------------------------------------   -------------------------------
                                                                           INVESTOR
                             CLASS A       CLASS B     CLASS C   CLASS K    CLASS     CLASS A       CLASS B   CLASS C
                             SHARES        SHARES      SHARES    SHARES     SHARES    SHARES        SHARES    SHARES
                             -------       -------     -------   -------   --------   -------       -------   -------
SHAREHOLDER FEES (fees paid
 directly from your
 investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering
 price)....................  5.50%         None        None      None      None       5.50%         None      None
Maximum Deferred Sales
 Charge (Load)(1)..........  None  (2)(3)  5.00%       1.00%     None  (4) None       None  (2)(5)  5.00%     1.00%
ANNUAL FUND OPERATING
 EXPENSES(7) (expenses that
 are deducted from fund
 assets)
Management Fees(8).........  0.75%         0.75%       0.75%     0.75%     0.75%      0.64%         0.64%     0.64%
Distribution and/or Service
 (12b-1) Fees(9)...........  0.35%         1.00%       1.00%     0.45%     0.25%      0.35%         1.00%     1.00%
Other Expenses.............  1.11% (10)    1.11% (10)  1.58%     29.75%    1.40%      0.41%         0.41%     0.41%
Total Annual Fund Operating
 Expenses(11)..............  2.21%         2.86%       3.33%     30.95%    2.40%      1.40%         2.05%     2.05%
Fee
 Waivers/Reimbursements....  0.11%         0.11%       0.58%     28.75%    None       None          None      None
Net Expenses...............  2.10%         2.75%       2.75%     2.20%     2.40%      1.40%         2.05%     2.05%

                                                                                      BUYING FUND
                                    BUYING FUND                                    PRO FORMA COMBINED
                                 (AS OF 10/31/02)                                   (AS OF 10/31/02)
                             -------------------------   ----------------------------------------------------------------------
                                                                                                       INVESTOR
                             CLASS R     INSTITUTIONAL   CLASS A       CLASS B   CLASS C   CLASS R      CLASS     INSTITUTIONAL
                             SHARES         SHARES       SHARES        SHARES    SHARES    SHARES       SHARES       SHARES
                             -------     -------------   -------       -------   -------   -------     --------   -------------
SHAREHOLDER FEES (fees paid
 directly from your
 investment)
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering
 price)....................  None        None            5.50%         None      None      None        None       None
Maximum Deferred Sales
 Charge (Load)(1)..........  None  (6)   None            None  (2)(5)  5.00%     1.00%     None  (6)   None       None
ANNUAL FUND OPERATING
 EXPENSES(7) (expenses that
 are deducted from fund
 assets)
Management Fees(8).........  0.64%       0.64%           0.64%         0.64%     0.64%     0.64%       0.64%      0.64%
Distribution and/or Service
 (12b-1) Fees(9)...........  0.50%       0.00%           0.35%         1.00%     1.00%     0.50%       0.25%      0.00%
Other Expenses.............  0.41% (10)  0.13%           0.42%         0.42%     0.42%     0.42% (10)  0.42%      0.13%
Total Annual Fund Operating
 Expenses(11)..............  1.55%       0.77%           1.41%         2.06%     2.06%     1.56%       1.31%      0.77%
Fee
 Waivers/Reimbursements....  None        None            None          None      None      None        None       None
Net Expenses...............  1.55%       0.77%           1.41%         2.06%     2.06%     1.56%       1.31%      0.77%

---------------

 (1) For Selling Fund, calculated as a percentage of original purchase price. For Buying Fund and Buying Fund Pro Forma Combined, calculated as a percentage of original purchase price or redemption proceeds, whichever is less.

 (2) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

 (3) For qualified plans investing in Class A shares, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within 12 months from initial deposit in the plan's INVESCO account.

 (4) For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within 12 months from the initial deposit in the plan's INVESCO account.

 (5) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (6) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (7) There is no guarantee that actual expenses will be the same as those shown in the table.

 (8) The investment advisor has agreed to waive a portion of the management fee on assets in excess of $5 billion for Buying Fund. Termination of this agreement requires approval by the Board of Trustees.

 (9) Because each class pays a 12b-1 distribution and service fee which is based upon such class' assets, if you own shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(10) Other Expenses are based on estimated expenses for the current fiscal year.

(11) INVESCO has contractually agreed to waive fees and bear any expenses on Selling Fund through April 30, 2004 to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 2.10%, 2.75%, 2.75% and 2.20% on Class A, Class B, Class C and Class K shares, respectively. INVESCO has also voluntarily agreed to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 1.60%, 2.25%, 2.25%, 1.70% and 1.50% on Class A, Class B, Class C, Class K and Investor Class shares, respectively. The voluntary expense limitations cannot be revoked by INVESCO prior to May 2004. Effective June 1, 2002, INVESCO is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between INVESCO and Selling Fund if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after INVESCO incurred the expense.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                     ONE    THREE     FIVE      TEN
                                                     YEAR   YEARS    YEARS     YEARS
                                                     ----   ------   ------   -------
SELLING FUND
Class A shares(1)
  Assuming complete redemption at end of period....  $751   $1,183   $1,650   $ 2,938
  Assuming no redemption...........................  $751   $1,183   $1,650   $ 2,938
Class B shares
  Assuming complete redemption at end of
     period(2)(3)..................................  $778   $1,165   $1,689   $ 3,015
  Assuming no redemption(3)........................  $278   $  865   $1,489   $ 3,015
Class C shares
  Assuming complete redemption at end of
     period(2).....................................  $378   $  914   $1,633   $ 3,541
  Assuming no redemption...........................  $278   $  914   $1,633   $ 3,541
Class K shares
  Assuming complete redemption at end of period....  $223   $3,299   $6,967   $10,429
  Assuming no redemption...........................  $223   $3,299   $6,967   $10,429
Investor Class shares
  Assuming complete redemption at end of period....  $243   $  748   $1,280   $ 2,736
  Assuming no redemption...........................  $243   $  748   $1,280   $ 2,736
BUYING FUND
Class A shares(1)
  Assuming complete redemption at end of period....  $685   $  969   $1,274   $ 2,137
  Assuming no redemption...........................  $685   $  969   $1,274   $ 2,137
Class B shares
  Assuming complete redemption at end of
     period(2)(3)..................................  $708   $  943   $1,303   $ 2,213
  Assuming no redemption(3)........................  $208   $  643   $1,103   $ 2,213
Class C shares
  Assuming complete redemption at end of
     period(2).....................................  $308   $  643   $1,103   $ 2,379
  Assuming no redemption...........................  $208   $  643   $1,103   $ 2,379
Class R shares
  Assuming complete redemption at end of period....  $158   $  490   $  845   $ 1,845
  Assuming no redemption...........................  $158   $  490   $  845   $ 1,845
Institutional Class shares
  Assuming complete redemption at end of period....  $ 79   $  246   $  428   $   954
  Assuming no redemption...........................  $ 79   $  246   $  428   $   954

                                                     ONE    THREE     FIVE      TEN
                                                     YEAR   YEARS    YEARS     YEARS
                                                     ----   ------   ------   -------
BUYING FUND -- PRO FORMA COMBINED
Class A shares(1)
  Assuming complete redemption at end of period....  $686   $  972   $1,279   $ 2,148
  Assuming no redemption...........................  $686   $  972   $1,279   $ 2,148
Class B shares
  Assuming complete redemption at end of
     period(2)(3)..................................  $709   $  946   $1,308   $ 2,223
  Assuming no redemption(3)........................  $209   $  646   $1,108   $ 2,223
Class C shares
  Assuming complete redemption at end of
     period(2).....................................  $309   $  646   $1,108   $ 2,390
  Assuming no redemption...........................  $209   $  646   $1,108   $ 2,390
Class R shares
  Assuming complete redemption at end of period....  $159   $  493   $  850   $ 1,856
  Assuming no redemption...........................  $159   $  493   $  850   $ 1,856
Investor Class shares
  Assuming complete redemption at end of period....  $133   $  415   $  718   $ 1,579
  Assuming no redemption...........................  $133   $  415   $  718   $ 1,579
Institutional Class R shares
  Assuming complete redemption at end of period....  $ 79   $  246   $  428   $   954
  Assuming no redemption...........................  $ 79   $  246   $  428   $   954

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

(3) Assumes conversion of Class B shares to Class A shares at the end of the eighth year.

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

                          DIRECTOR COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002.

                                                                                                TOTAL
                                                                                             COMPENSATION
                                     AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL     FROM ALL
                                   COMPENSATION         ACCRUED BY         BENEFITS UPON       INVESCO
NAME OF DIRECTOR                  FROM COMPANY(1)       COMPANY(2)         RETIREMENT(3)       FUNDS(4)
----------------                  ---------------   -------------------   ----------------   ------------
Bob R. Baker...................       $29,095             $5,233              $34,000          $138,000
James T. Bunch.................       $25,150                  0                    0          $124,625
Gerald J. Lewis................       $25,612                  0                    0          $116,500
Larry Soll, Ph.D. .............       $26,476                  0                    0          $126,000

---------------

(1) The vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors. Amounts shown are for the fiscal year ended July 31, 2002.

(2) Represents estimated benefits accrued with respect to the current Retirement Plan and Deferred Retirement Plan Account Agreement, and not compensation deferred at the election of the directors. Amounts shown are for the fiscal year ended July 31, 2002.

(3) These amounts represent the estimated annual benefits payable by the ten INVESCO Funds upon the directors' retirement under the current Retirement Plan and Deferred Retirement Plan Account Agreement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the current Retirement Plan.

(4) All continuing directors currently serve as directors of ten registered investment companies advised by INVESCO.

                                   EXHIBIT E

                              OFFICERS OF COMPANY

     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Company is 4350 South Monaco Street, Denver, Colorado 80237.

NAME, YEAR OF BIRTH AND POSITION(S)    OFFICER
HELD WITH COMPANY                       SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------    -------      -------------------------------------------
Mark H. Williamson -- 1951              1998     Director, President and Chief Executive Officer, A
  Chairman of the Board                          I M Management Group Inc.; Director, Chairman and
                                                 President, A I M Advisors, Inc. (registered
                                                 investment advisor); Director, A I M Distributors,
                                                 Inc. (registered broker dealer); and Chief
                                                 Executive Officer of the AIM Division of AMVESCAP
                                                 PLC (2003-present); formerly, Chief Executive
                                                 Officer, Managed Products Division, AMVESCAP PLC
                                                 (2001-2002); Chairman of the Board (1998-2002),
                                                 President (1998-2002) and Chief Executive Officer
                                                 (1998-2002) of INVESCO Funds Group, Inc.
                                                 (registered investment advisor) and INVESCO
                                                 Distributors, Inc. (registered broker dealer);
                                                 Chief Operating Officer and Chairman of the Board
                                                 of INVESCO Global Health Sciences Fund; Chairman
                                                 and Chief Executive Officer of NationsBanc
                                                 Advisors, Inc.; and Chairman of NationsBanc
                                                 Investments, Inc.
Raymond R. Cunningham -- 1951           2001     President (2001-present) and Chief Executive
  President and Chief Executive                  Officer (2003-present) of INVESCO Funds Group,
  Officer                                        Inc.; Chairman of the Board (2003-present) and
                                                 President (2003-present) of INVESCO Distributors,
                                                 Inc.; formerly, Chief Operating Officer
                                                 (2001-2003) and Senior Vice President (1999-2002)
                                                 of INVESCO Funds Group, Inc. and INVESCO
                                                 Distributors, Inc.; and Senior Vice President of
                                                 GT Global -- North America (1992-1998).
Glen A. Payne -- 1947                   1989     Senior Vice President, General Counsel and
  Secretary                                      Secretary of INVESCO Funds Group, Inc.; Senior
                                                 Vice President, Secretary and General Counsel of
                                                 INVESCO Distributors, Inc.; formerly, Secretary of
                                                 INVESCO Global Health Sciences Fund; General
                                                 Counsel of INVESCO Trust Company (1989-1998); and
                                                 employee of the Securities and Exchange
                                                 Commission, Washington, DC (1973-1989).
Ronald L. Grooms -- 1946                1988     Senior Vice President and Treasurer of INVESCO
  Chief Accounting Officer, Chief                Funds Group, Inc.; and Senior Vice President and
  Financial Officer and Treasurer                Treasurer of INVESCO Distributors, Inc.; formerly,
                                                 Treasurer and Principal Financial and Accounting
                                                 Officer of INVESCO Global Health Sciences Fund;
                                                 and Senior Vice President and Treasurer of INVESCO
                                                 Trust Company (1988-1998).
William J. Galvin, Jr. -- 1956          1992     Senior Vice President and Assistant Secretary
  Assistant Secretary                            INVESCO Funds Group, Inc.; and Senior Vice
                                                 President and Assistant Secretary of INVESCO
                                                 Distributors, Inc.; formerly, Trust Officer of
                                                 INVESCO Trust Company (1995-1998).

NAME, YEAR OF BIRTH AND POSITION(S)    OFFICER
HELD WITH COMPANY                       SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------    -------      -------------------------------------------
Pamela J. Piro -- 1960                  1999     Vice President and Assistant Treasurer of INVESCO
  Assistant Treasurer                            Funds Group, Inc.; and Assistant Treasurer of
                                                 INVESCO Distributors, Inc.; formerly, Assistant
                                                 Vice President (1996-1997).
Tane T. Tyler -- 1965                   2002     Vice President and Assistant General Counsel of
  Assistant Secretary                            INVESCO Funds Group, Inc.

                                   EXHIBIT F

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of Company, the following table sets forth certain information regarding the ownership as of July 25, 2003 of the shares of common stock of each class of each series portfolio of Company by the directors, nominees, and current executive officers of Company:

                                                                                   NUMBER OF SHARES
                                                                                  OWNED BENEFICIALLY
                                                            SERIES AND CLASS   AND PERCENTAGE OF CLASS*
                                                            ----------------   ------------------------
Bob R. Baker..............................................
Sueann Ambron.............................................
Victor L. Andrews.........................................
Lawrence H. Budner........................................
James T. Bunch............................................
Raymond R. Cunningham.....................................
Richard W. Healey.........................................
Gerald J. Lewis...........................................
John W. McIntyre..........................................
Larry Soll, Ph.D. ........................................
Mark H. Williamson........................................
Frank S. Bayley...........................................
Bruce L. Crockett.........................................
Albert R. Dowden..........................................
Edward K. Dunn, Jr. ......................................
Jack M. Fields............................................
Carl Frischling...........................................
Robert H. Graham..........................................
Prema Mathai-Davis........................................
Lewis F. Pennock..........................................
Ruth H. Quigley...........................................
Louis S. Sklar............................................
Glen A. Payne.............................................
Ronald L. Grooms..........................................
William J. Galvin, Jr. ...................................
Pamela J. Piro............................................
Tane T. Tyler.............................................

---------------

* To the best knowledge of Company, the ownership of shares of each series portfolio of Company by current directors, nominees, and current executive officers of Company as a group constituted less than 1% of each class of each series portfolio of Company as of July 25, 2003.

                                   EXHIBIT G

                       DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex:

                                                                                   AGGREGATE DOLLAR RANGE OF
                                                                                   EQUITY SECURITIES IN ALL
                                                                                     REGISTERED INVESTMENT
                                                                                     COMPANIES OVERSEEN BY
                                               DOLLAR RANGE OF EQUITY SECURITIES    DIRECTOR IN THE INVESCO
NAME OF DIRECTOR                                         IN YOUR FUND                    FUNDS COMPLEX
----------------                               ---------------------------------   -------------------------
INDEPENDENT DIRECTORS
Bob R. Baker.................................             $1-$10,000                    $10,001-$50,000
James T. Bunch...............................             $1-$10,000                   $50,001-$100,000
Gerald J. Lewis..............................             $1-$10,000                   $50,001-$100,000
Larry Soll, Ph.D. ...........................             $1-$10,000                      Over $100,000

INTERESTED DIRECTOR
Mark H. Williamson...........................                   None                      Over $100,000

INDEPENDENT NOMINEES
Frank S. Bayley..............................                   None                               None
Bruce L. Crockett............................                   None                               None
Albert R. Dowden.............................                   None                               None
Edward K. Dunn...............................                   None                               None
Jack M. Fields...............................                   None                               None
Carl Frischling..............................                   None                               None
Prema Mathai-Davis...........................                   None                               None
Lewis F. Pennock.............................                   None                               None
Ruth H. Quigley..............................                   None                               None
Louis S. Sklar...............................                   None                               None

NOMINEE WHO WILL BE INTERESTED
Robert H. Graham.............................                   None                               None

                                   EXHIBIT H

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of the principal executive officer and the directors of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

NAME                             POSITION WITH AIM                     PRINCIPAL OCCUPATION
----                             -----------------                     --------------------
Mark H. Williamson......  Director, Chairman and            Director, President and Chief Executive
                          President                         Officer, A I M Management Group Inc.;
                                                            Director, Chairman and President, A I M
                                                            Advisors, Inc. (registered investment
                                                            advisor); Director, A I M Distributors,
                                                            Inc. (registered broker dealer); and Chief
                                                            Executive Officer of the A I M Division of
                                                            AMVESCAP PLC
Kevin M. Carome.........  Director, Senior Vice             Director, Senior Vice President, Secretary
                          President, General Counsel and    and General Counsel, A I M Management Group
                          Secretary                         Inc.; Vice President, A I M Capital
                                                            Management Inc., A I M Distributors, Inc.
                                                            and A I M Fund Services, Inc., and
                                                            Director, Vice President and General
                                                            Counsel, Fund Management Company
Gary T. Crum............  Director and Senior Vice          Chairman, Director and Director of
                          President                         Investments, A I M Capital Management,
                                                            Inc.; Director and Executive Vice
                                                            President, A I M Management Group Inc.;
                                                            Director, A I M Distributors, Inc. and
                                                            AMVESCAP PLC
Dawn M. Hawley..........  Director, Senior Vice President   Director, Senior Vice President and Chief
                          and Chief Financial Officer       Financial Officer, A I M Management Group
                                                            Inc.; Vice President and Treasurer, A I M
                                                            Capital Management, Inc. and A I M
                                                            Distributors, Inc.; Director, Vice
                                                            President and Chief Financial Officer, A I
                                                            M Fund Services, Inc.; and Vice President
                                                            and Chief Financial Officer, Fund
                                                            Management Company

                                   EXHIBIT I

                   COMPENSATION TO INVESCO FUNDS GROUP, INC.

     Company pays INVESCO Funds Group, Inc., out of the assets of your Fund, as full compensation for all services rendered, an advisory fee for your Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of your Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of your Fund.

                                                                   NET FEES PAID TO       FEE WAIVERS OR
                                              TOTAL NET ASSETS       INVESCO FUNDS           EXPENSE
                                                FOR THE MOST      GROUP, INC. FOR THE   REIMBURSEMENTS FOR
                                             RECENTLY COMPLETED      MOST RECENTLY      THE MOST RECENTLY
ANNUAL RATE                                    FISCAL PERIOD       COMPLETED FISCAL      COMPLETED FISCAL
(BASED ON AVERAGE DAILY NET ASSETS)               OR YEAR           PERIOD OR YEAR        PERIOD OR YEAR
-----------------------------------          ------------------   -------------------   ------------------
0.75% of the first $500 million; 0.65% of       $45,358,657               $0                 $651,211
  the next $500 million; 0.55% from $1
  billion; 0.45% from $2 billion; 0.40%
  from $4 billion; 0.375% from $6 billion;
  0.35% from $8 billion

                                   EXHIBIT J

FEES PAID TO INVESCO FUNDS GROUP, INC. AND AFFILIATES IN MOST RECENT FISCAL YEAR

     The following chart sets forth the non-advisory fees paid by your Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.

                                             INVESCO
                                         (ADMINISTRATIVE         INVESCO               INVESCO
NAME OF FUND                               SERVICES)*      DISTRIBUTORS, INC.**   (TRANSFER AGENCY)
------------                             ---------------   --------------------   -----------------
INVESCO Growth & Income Fund...........      $41,792             $115,909             $692,789

---------------

 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.

** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.

                                   EXHIBIT K

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as your Fund.

                                                        TOTAL NET ASSETS
                                                          FOR THE MOST     FEE WAIVERS, EXPENSE LIMITATIONS
                                  ANNUAL RATE               RECENTLY        AND/OR EXPENSE REIMBURSEMENTS
                               (BASED ON AVERAGE           COMPLETED            FOR THE MOST RECENTLY
NAME OF FUND                   DAILY NET ASSETS)          FISCAL YEAR           COMPLETED FISCAL YEAR
------------                   -----------------        ----------------   --------------------------------
AIM Global Utilities
  Fund...................  0.60% of the first $200        $157,083,619     Waive 0.02% of advisory fee on
                           million; 0.50% of the next                      average net assets
                           $300 million; 0.40% of the
                           next $500 million; 0.30%
                           of the excess over $1
                           billion
AIM International Core
  Equity Fund............  1.00%                          $ 90,235,884     N/A
AIM Real Estate Fund.....  0.90%                          $193,700,806     N/A
AIM V.I. Global Utilities
  Fund...................  0.65% of the first $250        $ 21,034,499     Waive advisory fees to extent
                           million; 0.60% of the                           necessary to limit expenses
                           excess over $250 million                        (excluding Rule 12b-1 plan fees,
                                                                           if any, interest, taxes,
                                                                           dividend expense on short sales,
                                                                           extraordinary items and
                                                                           increases in expenses due to
                                                                           expense offset arrangements, if
                                                                           any) of each Series to 1.30%

                                   EXHIBIT L

                 PROPOSED COMPENSATION TO A I M ADVISORS, INC.

     The following table provides information with respect to the annual advisory fee rates proposed to be paid to A I M Advisors, Inc. by your Fund under the proposed advisory agreement.

                                                                       ANNUAL RATE
NET ASSETS                                                 (BASED ON AVERAGE DAILY NET ASSETS)
----------                                                 -----------------------------------
First $500 Million.......................................                  0.75%
Next $500 Million........................................                  0.65%
From $1 Billion..........................................                  0.55%
From $2 Billion..........................................                  0.45%
From $4 Billion..........................................                  0.40%
From $6 Billion..........................................                 0.375%
From $8 Billion..........................................                  0.35%

                                   EXHIBIT M

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of July 25, 2003, there were the following number of shares outstanding of each class of your Fund:

CLASS A SHARES

     52,504.46

CLASS B SHARES

     10,078.70

CLASS C SHARES

     165,577.36

CLASS K SHARES

     31,468.09

INVESTOR CLASS SHARES

     6,662,426.20

                                   EXHIBIT N

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                                            PERCENT
                                                                         NUMBER OF SHARES   OWNED OF
NAME AND ADDRESS                                       CLASS OF SHARES        OWNED         RECORD*
----------------                                       ---------------   ----------------   --------
INVESCO Trust Company TTEE...........................  Investor Class       779,504.53       11.70%
  FBO AMVESCAP 401K Plan
  P.O. Box 105779
  Atlanta, GA 30348-5779
Charles Schwab & Co. Inc. ...........................  Investor Class       554,893.78        8.33%
  Special Custody Acct. for the Exclusive Benefit of
     Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
Charles Schwab & Co. Inc. ...........................     Class A            38,870.05       74.03%
  Special Custody Acct. for the Exclusive Benefit of
     Customers
  Attn: Mutual Funds
  101 Montgomery St.
  San Francisco, CA 94104-4122
UBS Financial Services Inc. FBO......................     Class B             3,534.17       35.07%
  UBS-FINSVC CDN FBO
  Emilio Alonso
  P.O. Box 3321
  Weehawken, NJ 07086-8154
American Enterprise Investment Svcs. ................     Class B             1,280.15       12.70%
  FBO 215221491
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Merrill Lynch........................................     Class B             1,208.05       11.99%
  4800 Deer Lake Drive East
  Jacksonville, FL 32246-6486
Pershing LLC.........................................     Class B               857.63        8.51%
  P.O. Box 2052
  Jersey City, NJ 07303-2052
American Enterprise Investment Svcs. ................     Class B               705.65        7.00%
  FBO 167896121
  P.O. Box 9446
  Minneapolis, MN 55440-9446
Circle Trust Company Cust. ..........................     Class K            10,565.48       33.58%
  GoldK Omnibus Account
  Metro Center
  1 Station Pl.
  Stamford, CT 06902-6800

                                                                                            PERCENT
                                                                         NUMBER OF SHARES   OWNED OF
NAME AND ADDRESS                                       CLASS OF SHARES        OWNED         RECORD*
----------------                                       ---------------   ----------------   --------
Great West Life & Annuity Co. .......................     Class K             5,136.37       16.32%
  Attn: Mutual Fund Trading (2T2)
  8515 E. Orchard Rd.
  Englewood, CO 80111-5037
The New England Life Insurance Co. ..................     Class K             2,556.49        8.12%
  Attn: Christy Wright
  1 Mellon Ctr. Rm. 1510930
  Pittsburgh, PA 15258-0001
Circle Trust Co. Cust. ..............................     Class K             1,727.77        5.49%
  Hazel Land Companies Inc.
  401K Plan Bin# Hazel
  Metro Center
  1 Station Pl.
  Stamford, CT 06902-6800

---------------

* Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   EXHIBIT O

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     As of July 25, 2003, to the best knowledge of Buyer, there were no holders of 5% or more of any class of the outstanding shares of your Fund.

                                                                      APPENDIX I

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                         INVESCO GROWTH & INCOME FUND,
                            A SEPARATE PORTFOLIO OF
                           INVESCO STOCK FUNDS, INC.
                                AUGUST 13, 2003

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1  DEFINITIONS........................................................   I-1
SECTION 1.1.      Definitions.................................................   I-1

ARTICLE 2  TRANSFER OF ASSETS.................................................   I-4
SECTION 2.1.      Reorganization of Selling Fund..............................   I-4
SECTION 2.2.      Computation of Net Asset Value..............................   I-4
SECTION 2.3.      Valuation Date..............................................   I-4
SECTION 2.4.      Delivery....................................................   I-5
SECTION 2.5.      Termination of Series and Redemption of Selling Fund
                  Shares......................................................   I-5
SECTION 2.6.      Issuance of Buying Fund Shares..............................   I-5
SECTION 2.7.      Investment Securities.......................................   I-5
SECTION 2.8.      Liabilities.................................................   I-6

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF SELLER...........................   I-6
SECTION 3.1.      Organization; Authority.....................................   I-6
SECTION 3.2.      Registration and Regulation of Seller.......................   I-6
SECTION 3.3.      Financial Statements........................................   I-6
SECTION 3.4.      No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.5.      Selling Fund Shares; Business Operations....................   I-6
SECTION 3.6.      Accountants.................................................   I-7
SECTION 3.7.      Binding Obligation..........................................   I-7
SECTION 3.8.      No Breaches or Defaults.....................................   I-7
SECTION 3.9.      Authorizations or Consents..................................   I-7
SECTION 3.10.     Permits.....................................................   I-8
SECTION 3.11.     No Actions, Suits or Proceedings............................   I-8
SECTION 3.12.     Contracts...................................................   I-8
SECTION 3.13.     Properties and Assets.......................................   I-8
SECTION 3.14.     Taxes.......................................................   I-8
SECTION 3.15.     Benefit and Employment Obligations..........................   I-9
SECTION 3.16.     Brokers.....................................................   I-9
SECTION 3.17.     Voting Requirements.........................................   I-9
SECTION 3.18.     State Takeover Statutes.....................................   I-9
SECTION 3.19.     Books and Records...........................................   I-9
SECTION 3.20.     Prospectus and Statement of Additional Information..........   I-9
SECTION 3.21.     No Distribution.............................................   I-9
SECTION 3.22.     Liabilities of Selling Fund.................................   I-9
SECTION 3.23.     Value of Shares.............................................  I-10
SECTION 3.24.     Shareholder Expenses........................................  I-10
SECTION 3.25.     Intercompany Indebtedness; Consideration....................  I-10

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF BUYER............................  I-10
SECTION 4.1.      Organization; Authority.....................................  I-10
SECTION 4.2.      Registration and Regulation of Buyer........................  I-10
SECTION 4.3.      Financial Statements........................................  I-10

                                                                                PAGE
                                                                                ----
SECTION 4.4.      No Material Adverse Changes; Contingent Liabilities.........  I-10
SECTION 4.5.      Registration of Buying Fund Shares..........................  I-11
SECTION 4.6.      Accountants.................................................  I-11
SECTION 4.7.      Binding Obligation..........................................  I-11
SECTION 4.8.      No Breaches or Defaults.....................................  I-11
SECTION 4.9.      Authorizations or Consents..................................  I-12
SECTION 4.10.     Permits.....................................................  I-12
SECTION 4.11.     No Actions, Suits or Proceedings............................  I-12
SECTION 4.12.     Taxes.......................................................  I-12
SECTION 4.13.     Brokers.....................................................  I-13
SECTION 4.14.     Representations Concerning the Reorganization...............  I-13
SECTION 4.15.     Prospectus and Statement of Additional Information..........  I-13
SECTION 4.16.     Value of Shares.............................................  I-13
SECTION 4.17.     Intercompany Indebtedness; Consideration....................  I-13

ARTICLE 5  COVENANTS..........................................................  I-14
SECTION 5.1.      Conduct of Business.........................................  I-14
SECTION 5.2.      Announcements...............................................  I-14
SECTION 5.3.      Expenses....................................................  I-14
SECTION 5.4.      Further Assurances..........................................  I-14
SECTION 5.5.      Notice of Events............................................  I-14
SECTION 5.6.      Access to Information.......................................  I-15
SECTION 5.7.      Consents, Approvals and Filings.............................  I-15
SECTION 5.8.      Submission of Agreement to Shareholders.....................  I-15
SECTION 5.9.      Delay of Consummation of Reorganization.....................  I-15

ARTICLE 6  CONDITIONS PRECEDENT TO THE REORGANIZATION.........................  I-15
SECTION 6.1.      Conditions Precedent of Buyer...............................  I-15
SECTION 6.2.      Mutual Conditions...........................................  I-16
SECTION 6.3.      Conditions Precedent of Seller..............................  I-17

ARTICLE 7  TERMINATION OF AGREEMENT...........................................  I-17
SECTION 7.1.      Termination.................................................  I-17
SECTION 7.2.      Survival After Termination..................................  I-17

ARTICLE 8  MISCELLANEOUS......................................................  I-18
SECTION 8.1.      Survival of Representations, Warranties and Covenants.......  I-18
SECTION 8.2.      Governing Law...............................................  I-18
SECTION 8.3.      Binding Effect, Persons Benefiting, No Assignment...........  I-18
SECTION 8.4.      Obligations of Buyer and Seller.............................  I-18
SECTION 8.5.      Amendments..................................................  I-18
SECTION 8.6.      Enforcement.................................................  I-18
SECTION 8.7.      Interpretation..............................................  I-18
SECTION 8.8.      Counterparts................................................  I-19
SECTION 8.9.      Entire Agreement; Exhibits and Schedules....................  I-19
SECTION 8.10.     Notices.....................................................  I-19

                                                                                PAGE
                                                                                ----
SECTION 8.11.     Representations by Seller Investment Adviser................  I-19
SECTION 8.12.     Representations by Buyer Investment Adviser.................  I-19
SECTION 8.13.     Successors and Assigns; Assignment..........................  I-20

Exhibit A         Excluded Liabilities of Selling Fund
Schedule 2.1      Classes of Shares of Selling Fund and Corresponding Classes
                  of Shares of Buying Fund
Schedule 3.4      Certain Contingent Liabilities of Selling Fund
Schedule 3.5(d)   Permitted Restructurings and Redomestications of Funds
Schedule 4.4      Certain Contingent Liabilities of Buying Fund
Schedule 4.5(a)   Portfolios of Buyer
Schedule 4.5(b)   Classes of Shares of Buying Fund and Number of Shares of
                  Each Class Buyer is Authorized to Issue
Schedule 5.1      Permitted Combinations of Funds
Schedule 6.2(f)   Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of August 13, 2003 (this "Agreement"), by and among INVESCO Stock Funds, Inc., a Maryland corporation ("Seller"), acting on behalf of INVESCO Growth & Income Fund ("Selling Fund"), a separate series of Seller, AIM Equity Funds, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Blue Chip Fund ("Buying Fund"), a separate series of Buyer, A I M Advisors, Inc., a Delaware corporation, and INVESCO Funds Group, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Buyer Investment Adviser (as defined below) provides investment advisory services to Buyer; and

     WHEREAS, Seller Investment Adviser (as defined below) provides investment advisory services to Seller; and

     WHEREAS, Selling Fund desires to provide for its reorganization through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller, Buyer, Buyer Investment Adviser and Seller Investment Adviser agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

     "Applicable Law" means the applicable laws of the state in which each of Buyer and Seller has been organized and shall include, as applicable, the Maryland General Corporation Law and the Delaware Statutory Trust Act.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

     "Buyer" means AIM Equity Funds, a Delaware statutory trust.

     "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

     "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

     "Buyer Investment Adviser" means A I M Advisors, Inc..

     "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-1424.

     "Buying Fund" means AIM Blue Chip Fund, a separate series of Buyer.

     "Buying Fund Auditors" means Ernst & Young LLP.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended October 31, 2002 and the unaudited financial statements of Buying Fund for the period ended April 30, 2003.

     "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

     "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means November 3, 2003 or such other date as the parties may mutually agree upon.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Exchangeability Date" means the first date on which Buyer Investment Adviser determines that shares of retail mutual funds advised by Buyer Investment Adviser and shares of retail mutual funds advised by Seller Investment Adviser generally may be exchanged for shares of the same or a similar class of each other.

     "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, the Charter, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading

Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

     "Required Shareholder Vote" means the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Seller" means INVESCO Stock Funds, Inc., a Maryland corporation.

     "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

     "Seller Investment Adviser" means INVESCO Funds Group, Inc..

     "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-1474.

     "Selling Fund" means INVESCO Growth & Income Fund, a separate series of Seller.

     "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

     "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended July 31, 2002 and the unaudited financial statements of Selling Fund for the period ended January 31, 2003.

     "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Termination Date" means December 31, 2003 or such later date as the parties may mutually agree upon.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5.  Termination of Series and Redemption of Selling Fund
Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing Date, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Charter and the Maryland General Corporation Law; provided, however, that the termination of Selling Fund as a designated series of Seller and the redemption of the outstanding shares of Selling Fund shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date. All issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of Buyer upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of

Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund; provided, however, that this Section 3.5(d) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (e) Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary corporate or trust action, as applicable, on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with

Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2003 and for the short taxable year beginning on August 1, 2003 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended July 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. As of the Closing Date, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on
Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) The shares of Buyer are divided into those portfolios, including Buying Fund, that are set forth on Schedule 4.5(a).

     (b) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(b). Under its Governing Documents, Buyer is authorized to issue the number of shares of each such class that is set forth on Schedule 4.5(b).

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (d) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Seller for inclusion in the Combined Proxy Statement/Prospectus.

     (f) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary corporate or trust action, as applicable, on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) Buyer has no plan or intention to reacquire any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund or any person related to Buying Fund to acquire or redeem any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     SECTION 5.2. Announcements. Seller and Buyer shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither Seller nor Buyer shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. AMVESCAP PLC, on behalf of either Buyer Investment Adviser or Seller Investment Adviser, shall bear the costs and expenses incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information.

     (a) Seller will, during regular business hours and on reasonable prior notice, allow Buyer and its authorized representatives reasonable access to the books and records of Seller pertaining to the assets of Selling Fund and to officers of Seller knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Seller.

     (b) Buyer will, during regular business hours and on reasonable prior notice, allow Seller and its authorized representatives reasonable access to the books and records of Buyer pertaining to the assets of Buying Fund and to officers of Buyer knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Buyer.

     SECTION 5.7. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Maryland General Corporation Law, the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Directors/Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

     SECTION 5.9. Delay of Consummation of Reorganization. The parties acknowledge and agree that if the Exchangeability Date has not occurred prior to the Closing Date, consummation of the Reorganization shall not occur on the Closing Date but instead shall be postponed until a mutually acceptable date occurring subsequent to the Exchangeability Date; provided, however, that in no event shall the consummation of the Reorganization occur on a date subsequent to the Termination Date. In the case of such postponement of the consummation of the Reorganization, the parties agree that the term "Closing Date" in this Agreement shall mean in each instance such mutually acceptable date subsequent to the Exchangeability Date as the parties may choose to consummate the Reorganization.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, Seller Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Seller Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between Seller Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

     (a) by mutual written consent of Seller and Buyer; or

     (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

          (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

          (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

          (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to Seller:

               INVESCO Stock Funds, Inc.
               4350 South Monaco Street
               Denver, CO 80237
               Attn: Glen A. Payne

             with a copy to:

               Kirkpatrick & Lockhart LLP
               1800 Massachusetts Ave., N.W.
               Second Floor
               Washington, DC 20036-1800
               Attn: Clifford J. Alexander

          (b) If to Buyer:

               AIM Equity Funds
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: Kevin M. Carome

             with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

     SECTION 8.11. Representations by Seller Investment Adviser. In its capacity as investment adviser to Seller, Seller Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of Seller Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Representations by Buyer Investment Adviser. In its capacity as investment adviser to Buyer, Buyer Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.12, the best knowledge standard shall be deemed to mean that the officers of Buyer Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.13. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted restructurings and redomestications of funds set forth on Schedule 3.5(d).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          INVESCO STOCK FUNDS, INC., acting on
                                          behalf of
                                          INVESCO GROWTH & INCOME FUND

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                          AIM EQUITY FUNDS, acting on behalf of
                                          AIM BLUE CHIP FUND

                                          By:     /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          A I M ADVISORS, INC.

                                          By:    /s/ MARK H. WILLIAMSON
                                            ------------------------------------

                                          INVESCO FUNDS GROUP, INC.

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                   EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

                                                              CORRESPONDING CLASSES OF
CLASSES OF SHARES OF SELLING FUND                              SHARES OF BUYING FUND
---------------------------------                             ------------------------
Class A shares..............................................  Class A shares
Class B shares..............................................  Class B shares
Class C shares..............................................  Class C shares
Class K shares..............................................  Class A shares
Investor Class shares.......................................  Investor Class shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                SCHEDULE 3.5(d)

             PERMITTED RESTRUCTURINGS AND REDOMESTICATIONS OF FUNDS

CURRENT FUNDS                                               CORRESPONDING NEW FUNDS
-------------                                               -----------------------
AIM ADVISOR FUNDS................................  AIM INVESTMENT SECURITIES FUNDS
  (DELAWARE STATUTORY TRUST)                         (DELAWARE STATUTORY TRUST)
AIM International Core Equity Fund...............  AIM International Core Equity Fund
AIM Real Estate Fund.............................  AIM Real Estate Fund

AIM INTERNATIONAL FUNDS, INC. ...................  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
AIM European Growth Fund.........................  AIM European Growth Fund

INVESCO BOND FUNDS, INC. ........................  AIM BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO High Yield Fund..........................  INVESCO High Yield Fund
INVESCO Select Income Fund.......................  INVESCO Select Income Fund
INVESCO Tax-Free Bond Fund.......................  INVESCO Tax-Free Bond Fund
INVESCO U.S. Government Securities Fund..........  INVESCO U.S. Government Securities Fund

INVESCO COMBINATION STOCK & BOND FUNDS, INC......  AIM COMBINATION STOCK & BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Balanced Fund............................  INVESCO Balanced Fund
INVESCO Total Return Fund........................  INVESCO Total Return Fund

INVESCO COUNSELOR SERIES FUNDS, INC. ............  AIM COUNSELOR SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Advantage Fund...........................  INVESCO Advantage Fund

INVESCO INTERNATIONAL FUNDS, INC. ...............  AIM/AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO European Fund............................  INVESCO European Fund
INVESCO International Blue Chip Value Fund.......  INVESCO International Blue Chip Value Fund

INVESCO MONEY MARKET FUNDS, INC. ................  AIM TREASURER'S SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Cash Reserves Fund.......................  INVESCO Cash Reserves Fund
INVESCO Tax-Free Money Fund......................  INVESCO Tax-Free Money Fund

INVESCO SECTOR FUNDS, INC. ......................  AIM SECTOR FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Energy Fund..............................  INVESCO Energy Fund
INVESCO Financial Services Fund..................  INVESCO Financial Services Fund
INVESCO Real Estate Opportunity Fund.............  INVESCO Real Estate Opportunity Fund
INVESCO Technology Fund..........................  INVESCO Technology Fund
INVESCO Telecommunications Fund..................  INVESCO Telecommunications Fund
INVESCO Utilities Fund...........................  INVESCO Utilities Fund

INVESCO STOCK FUNDS, INC.........................  AIM STOCK FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Growth Fund..............................  INVESCO Growth Fund
INVESCO Growth & Income Fund.....................  INVESCO Growth & Income Fund
INVESCO Value Equity Fund........................  INVESCO Value Equity Fund

                                  SCHEDULE 4.4

                 CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                SCHEDULE 4.5(a)

                              PORTFOLIOS OF BUYER

AIM Aggressive Growth Fund

AIM Basic Value II Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Core Strategies Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Mid Cap Growth Fund

AIM U.S. Growth Fund

AIM Weingarten Fund

                                SCHEDULE 4.5(b)

                                                              NUMBER OF SHARES OF EACH CLASS
CLASSES OF SHARES OF BUYING FUND                               BUYER IS AUTHORIZED TO ISSUE
--------------------------------                              ------------------------------
Class A shares..............................................            Unlimited
Class B shares..............................................            Unlimited
Class C shares..............................................            Unlimited
Class R shares..............................................            Unlimited
Investor Class shares.......................................            Unlimited
Institutional Class shares..................................            Unlimited

                                  SCHEDULE 5.1

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders; provided that, no opinion is expressed as to the effect of the Reorganization on Selling Fund or any Selling Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

                     AIM BLUE CHIP FUND

                     July 21, 2003




                     Prospectus

                     AIM Blue Chip Fund seeks to provide long-term growth of capital and, secondarily, current income.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

                     Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing
                     Shares -- Grandfathered Investors."

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-4

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-11

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is long-term growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in securities of blue chip companies. In complying with this 80% investment requirement, the fund may invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers blue chip companies to be large and medium sized companies (i.e., companies with market capitalizations, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark--Index during the most recent 11-month period, based on month-end data, plus the most recent data during the current month) with leading market positions and which possess the following characteristics:

- MARKET CHARACTERISTICS--Companies that occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for strong unit sales. These factors can, in turn, lead to higher earnings growth and greater share price appreciation. Market leaders can be identified within an industry as those companies that have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

- FINANCIAL CHARACTERISTICS--Companies that possess at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors;
  (iii) strong cash flow relative to its competitors; and/or (iv) a balance sheet with relatively low debt and a high return on equity relative to its competitors.

    The portfolio managers consider whether to sell a particular security when they believe the issuer of the security no longer is a market leader, and/or it no longer has the characteristics described above. When the portfolio managers believe securities other than marketable equity securities offer the opportunity for long-term growth of capital and current income, the fund may invest in United States government securities and high-quality debt securities. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1993...................................................................    4.61%
1994...................................................................    4.66%
1995...................................................................   32.00%
1996...................................................................   23.75%
1997...................................................................   31.91%
1998...................................................................   30.42%
1999...................................................................   25.65%
2000...................................................................   -9.29%
2001...................................................................  -22.91%
2002...................................................................  -26.42%


    The Class A shares' year-to-date total return as of June 30, 2003 was 10.96%.

    During the periods shown in the bar chart, the highest quarterly return was 24.45% (quarter ended December 31, 1998) and the lowest quarterly return was -20.05% (quarter ended March 31, 2001).

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------
(for the periods ended                                  SINCE        INCEPTION
December 31, 2002)       1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)     DATE
----------------------------------------------------------------------------------
Class A                                                                02/04/87
  Return Before Taxes    (30.48)%  (4.44)%     6.52%         --
  Return After Taxes on
    Distributions        (30.48)   (4.46)      5.50          --
  Return After Taxes on
    Distributions and
    Sale of Fund Shares  (18.72)   (3.49)      5.00          --
Class B                                                                10/01/96
  Return Before Taxes    (30.53)   (4.39)        --        1.89%
Class C                                                                08/04/97
  Return Before Taxes    (27.60)   (4.00)        --       (3.35)
Class R(2)                                                             02/04/87(2)
  Return Before Taxes    (26.39)   (3.46)      6.98          --
Investor Class(3)                                                      02/04/87(3)
  Return Before Taxes    (26.42)   (3.35)      7.12          --
----------------------------------------------------------------------------------
Russell
  1000--Registered
  Trademark-- Index(4)   (21.65)   (0.58)      9.19          --
S&P 500 Index(5)         (22.09)   (0.58)      9.34          --
Lipper Large Cap Core
  Fund Index(6)          (21.23)   (0.74)      8.04          --
----------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Investor Class will vary.

(1) Since Inception performance is only provided for a class with less than ten calendar years of performance.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. Investor Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Investor Class has a different expense structure. The inception date shown in the table is that of the fund's Class A shares. As of July 21, 2003, Investor Class shares have not commenced operations.
(4) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(5) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(6) The Lipper Large Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-growth value, compared to the S&P 500 Index.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------------
(fees paid directly from your                                                     INVESTOR
investment)                               CLASS A   CLASS B   CLASS C   CLASS R   CLASS
-------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                            5.50%     None      None      None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price or redemption
proceeds, whichever is less)               None(1,2)  5.00%    1.00%     None(3)    None
-------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------------------
(expenses that are deducted                                                         INVESTOR
from fund assets)                           CLASS A   CLASS B   CLASS C   CLASS R   CLASS
--------------------------------------------------------------------------------------------
Management Fees                              0.64%     0.64%     0.64%     0.64%      0.64%

Distribution and/or
Service (12b-1) Fees                         0.35      1.00      1.00      0.50       0.25

Other Expenses(5)                            0.41      0.41      0.41      0.41       0.41

Total Annual Fund
Operating Expenses                           1.40      2.05      2.05      1.55       1.30
--------------------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other expenses for Class R shares and Investor Class shares are based on estimated average net assets for the current fiscal year.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Class A                                    $685     $969     $1,274     $2,137
Class B                                     708      943      1,303      2,213
Class C                                     308      643      1,103      2,379
Class R                                     158      490        845      1,845
Investor Class                              132      412        713      1,568
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Class A                                    $685     $969     $1,274     $2,137
Class B                                     208      643      1,103      2,213
Class C                                     208      643      1,103      2,379
Class R                                     158      490        845      1,845
Investor Class                              132      412        713      1,568
-------------------------------------------------------------------------------

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2002, the advisor received compensation of 0.64% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Monika H. Degan (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1995.

- Kirk L. Anderson, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1994.

    They are assisted by the Large Cap Growth Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Blue Chip Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS
The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal period ended 2002 and for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.


                                                                              CLASS A(a)
                                      -------------------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                                    YEAR ENDED OCTOBER 31,
                                      APRIL 30,         -------------------------------------------------------------------------
                                         2003              2002             2001          2000             1999          1998
                                      -----------       ----------       ----------    ----------       ----------    -----------
Net asset value, beginning of period  $     9.22        $    11.22       $    17.29    $    15.49       $    12.05    $    10.32
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.01)(b)         (0.04)(b)        (0.04)        (0.05)(b)         0.01          0.04(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          0.25             (1.96)           (6.03)         1.85             3.47          1.92
=================================================================================================================================
    Total from investment operations        0.24             (2.00)           (6.07)         1.80             3.48          1.96
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                    --                --               --            --            (0.01)        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                     --                --               --            --            (0.03)        (0.21)
=================================================================================================================================
    Total distributions                       --                --               --            --            (0.04)        (0.23)
=================================================================================================================================
Net asset value, end of period        $     9.46        $     9.22       $    11.22    $    17.29       $    15.49    $    12.05
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                             2.60%           (17.82)%         (35.11)%       11.60%           29.01%        19.36%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $1,328,348        $1,402,589       $2,067,602    $3,163,453       $2,299,551    $1,085,648
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                    1.50%(d)          1.40%            1.28%         1.19%            1.19%         1.22%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets             (0.20)%(d)        (0.33)%          (0.29)%       (0.31)%           0.03%         0.33%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                    11%               28%              31%           22%              22%           27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,311,081,521.
(e) Not annualized for periods less than one year.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                              CLASS B(a)
                                      -------------------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                                    YEAR ENDED OCTOBER 31,
                                      APRIL 30,         -------------------------------------------------------------------------
                                         2003              2002             2001          2000             1999            1998
                                      -----------       ----------       ----------    ----------       ----------       --------
Net asset value, beginning of period  $     8.88        $    10.87       $    16.87    $    15.22       $    11.91       $  10.25
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.04)(b)         (0.10)(b)        (0.13)        (0.17)(b)        (0.10)(b)      (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          0.23             (1.89)           (5.87)         1.82             3.44           1.91
=================================================================================================================================
    Total from investment operations        0.19             (1.99)           (6.00)         1.65             3.34           1.87
=================================================================================================================================
Less distributions from net realized
  gains                                       --                --               --            --            (0.03)         (0.21)
=================================================================================================================================
Net asset value, end of period        $     9.07        $     8.88       $    10.87    $    16.87       $    15.22       $  11.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                             2.14%           (18.31)%         (35.57)%       10.87%           28.08%         18.52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $1,131,717        $1,198,513       $1,806,464    $2,746,149       $1,891,171       $745,862
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                    2.15%(d)          2.05%            1.94%         1.88%            1.91%          1.94%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets             (0.85)%(d)        (0.98)%          (0.94)%       (1.00)%          (0.68)%        (0.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                    11%               28%              31%           22%              22%            27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,126,499,315.
(e) Not annualized for periods less than one year.

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                             CLASS C(a)
                                          ---------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                               YEAR ENDED OCTOBER 31,
                                          APRIL 30,        ----------------------------------------------------------------
                                            2003             2002           2001        2000           1999          1998
                                          ----------       --------       --------    --------       --------       -------
Net asset value, beginning of period       $   8.88        $  10.87       $  16.86    $  15.21       $  11.91       $ 10.25
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.04)(b)       (0.10)(b)      (0.13)      (0.17)(b)      (0.10)(b)     (0.04)(b)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.23           (1.89)         (5.86)       1.82           3.43          1.91
===========================================================================================================================
    Total from investment operations           0.19           (1.99)         (5.99)       1.65           3.33          1.87
===========================================================================================================================
Less distributions from net realized
  gains                                          --              --             --          --          (0.03)        (0.21)
===========================================================================================================================
Net asset value, end of period             $   9.07        $   8.88       $  10.87    $  16.86       $  15.21       $ 11.91
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                2.14%         (18.31)%       (35.53)%     10.82%         28.09%        18.52%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $275,790        $302,555       $487,838    $720,186       $349,951       $87,554
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets        2.15%(d)        2.05%          1.94%       1.88%          1.90%         1.94%
===========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (0.85)%(d)      (0.98)%        (0.94)%     (1.00)%        (0.68)%       (0.38)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(e)                       11%             28%            31%         22%            22%           27%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $278,870,886.
(e) Not annualized for periods less than one year.


                                                                          CLASS R
                                                              -------------------------------
                                                                               JUNE 3, 2002
                                                              SIX MONTHS       (DATE SALES
                                                               ENDED           COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,
                                                                2003              2002
                                                              ----------       --------------
Net asset value, beginning of period                            $ 9.22            $ 10.53
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)          (0.02)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.25              (1.29)
=============================================================================================
    Total from investment operations                              0.23              (1.31)
=============================================================================================
Net asset value, end of period                                  $ 9.45            $  9.22
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   2.49%            (12.44)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  559            $    37
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           1.65%(c)           1.55%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.35)%(c)         (0.49)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          11%                28%
_____________________________________________________________________________________________
=============================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $222,575.
(d) Annualized
(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B              CLASS C              CLASS R              INVESTOR CLASS(6)
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(5)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(4)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $250,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM Fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

(6) As of July 21, 2003 Investor Class shares of AIM Blue Chip Fund, AIM European Growth Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund and AIM Tax-Exempt Cash Fund have not commenced operations.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares). The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Systematic Purchase Plan                                         50                                             25(1)

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500(2)                                          50
-------------------------------------------------------------------------------------------------------------------------


(1) $50 for Investor Class shares.

(2) $1,000 for Investor Class shares.

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

As of July 21, 2003, Investor Class shares of certain funds that intend to offer such shares have not commenced operations (for a listing of funds that intend to offer Investor Class shares see the "Choosing a Share Class" section of your prospectus). Once operations commence, Investor Class shares of such funds may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) INVESCO Funds directors, employees of AMVESCAP PLC and its subsidiaries.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

$1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM Fund; or

(8) Class A or A3 shares of an AIM Fund for Investor Class shares of any AIM Fund as long as you own Investor Class shares of any AIM Fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM Fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) one another;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (c) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

           (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

           (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003; or

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and
- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--07/03

                               ------------------
                               AIM BLUE CHIP FUND
                               ------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM BLUE CHIP FUND
 SEC 1940 Act file number: 811-1424
------------------------------------

AIMinvestments.com          BCH-PRO-1

                                                                    APPENDIX III

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND'S STRATEGY COMBINES DIVERSIFICATION AND MARKET LEADERS

WHAT HAPPENED IN THE FINANCIAL MARKETS DURING THE FISCAL YEAR?

During the year that this report encompasses, the fund's fiscal year ending October 31, 2002, the bear market continued, and the disappointments affected almost all investors. The equity market experienced continued volatility and considerable losses. Equities in every market capitalization have been affected--small-cap, mid-cap, and large-cap stocks. Toward the end of the fiscal year, the U.S. consumer--long the strongest element of our economy--displayed a loss of confidence, resulting in further negative effects on the financial markets. During the last month covered by this report, the markets had several positive weeks in a row, but it is still not clear whether the prolonged bear market has ended.

HOW DID AIM BLUE CHIP FUND PERFORM?

For the fiscal year ended October 31, 2002, the fund's Class A, Class B, Class C and Class R shares returned -17.82%, -18.31%, -18.31%, and -17.90%, respectively. These figures are at net asset value, which does not include sales charges.

WHAT ARE THE BENCHMARKS THE FUND IS MEASURED AGAINST, AND HOW DID IT PERFORM IN COMPARISON?

The Russell 1000 Index is the broad-based market index against which AIM Blue Chip Fund is measured. The Russell 1000 Index returned -14.60% for the year ended October 31, 2002. The S&P 500 Index, frequently used as a general measure of U.S. stock market performance, returned -15.10% for the 12 months ended October 31. The Lipper fund index chosen as the fund's peer group is the Lipper Large-Cap Core Fund Index, and it returned -14.23% for the same period.

GIVEN THE MARKET TURBULENCE, HOW DID YOU MANAGE THE FUND?

AIM Blue Chip Fund continued to follow its consistent strategy of broad diversification and stock selection focused on market leaders. Within the framework of broad sector diversification, we have always evaluated stocks individually. We blend AIM's growth and growth-at-a-reasonable-price (GARP) disciplines to identify companies that we feel offer superior earnings fundamentals and whose stocks also represent good value relative to these fundamentals. Our intent is to always focus on long-term market leaders. This results in a rather low turnover. Our turnover rate for this fiscal year was 28%.

    Over the longer-term, high quality companies with above-average earnings fundamentals tend to be awarded premium valuations. As a result of the punishing market environment this year, we feel that a number of good companies have been oversold and this has created selective valuation expansion opportunities in our universe of stocks.

    We use the Russell 1000 Index as a reference for our sector allocations, and we are intent on being diversified across all sectors.

    However, we own stocks because of our confidence in their staying power as market leaders, not because of the sectors they fall within.

    Our commitment to market leaders has led us to be slightly overweight (as compared to the Russell 1000 Index) in health care. Being

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets


INVESTMENT TYPE BREAKDOWN

================================================================================

                            [PIE CHART]
================================================================================

COMMON STOCKS & OTHER

EQUITY INTERESTS              95.34%

CASH                           4.39%

U.S. TREASURY BILLS            0.27%

================================================================================

==================================================================================================
TOP 10 HOLDINGS                                        TOP 10 INDUSTRIES
==================================================================================================
  1. Microsoft Corp.                      3.7%         1.  Diversified Financial Services     11.8%

  2. Pfizer Inc.                          3.6          2.  Pharmaceuticals                    10.4

  3. Johnson & Johnson                    3.2          3.  Banks                               5.5

  4. Wal-Mart Stores, Inc.                3.1          4.  General Merchandise Stores          4.7

  5. Exxon Mobil Corp.                    3.1          5.  Systems Software                    4.6

  6. Citigroup Inc.                       3.1          6.  Health Care Equipment               3.9

  7. General Electric Co.                 3.0          7.  Semiconductors                      3.7

  8. Wells Fargo & Co.                    2.0          8.  Aerospace & Defense                 3.1

  9. American International Group, Inc.   2.0          9.  Integrated Oil & Gas                3.1

 10. Bank of America Corp.                2.0         10.  Industrial Conglomerates            3.0


The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

==================================================================================================

overweight in health care has been advantageous. In the third quarter (July-September) of 2002, it was our best performing sector. Our careful stock selection paid off as well with most of the health care stocks we owned outperforming the market and the health care sector of the S&P 500 for the quarter.

CAN YOU DISCUSS A FEW STOCKS IN PARTICULAR THAT HELPED OR HURT THE FUND?

o As of October 31, 2002, our portfolio contained stocks representing 45 industries falling within all sectors of the S&P 500. This year, in the health care sector, we owned such companies as Forest Labs, Johnson & Johnson, Pharmacia, and UnitedHealth Group, all of which benefited the portfolio.

o Consumer staples was the S&P's best performing sector for the year, and in that sector, among others, we owned outperformers Procter & Gamble and SYSCO. SYSCO, the largest food service company in North America, delivers food and supplies to restaurants, hotels, and institutions throughout the U.S. and Canada. For the quarter ended September 30, 2002, the firm reported a 10% growth in sales.

o Telecommunications was one of the worst performing sectors in the S&P, and those stocks hurt our portfolio as well. However, we have been consistently underweight in the sector, which has dampened its negative effect; and we own market leaders such as Vodafone and SBC Communications whose performance helped the fund on a relative basis.

HOW WOULD YOU CHARACTERIZE THE CLOSE OF THE FISCAL YEAR? HAVE YOU POSITIONED THE PORTFOLIO ACCORDINGLY?

The market environment at the end of the fiscal year was still characterized by uncertainty. During times of uncertainty, we are convinced of the importance of owning market leaders--companies that provide a higher level of assurance that they will be around long term. During the most recent calendar quarter (July-September 2002), the market bore us out on this, as large-cap stocks finally outperformed small- and mid-cap stocks, after having been out of favor for quite some time. AIM Blue Chip Fund remains a long-term equity strategy. With the fund's blend of AIM's growth and GARP investment strategies, we have investment flexibility and risk control. We have always focused on diversification, both across all sectors and among industries. We believe diversification positions the fund well for the current environment of uncertainty and volatility. We also continue to focus on bottom-up earnings stories, and we feel that this flexibility of active stock selection is the best way to remain positioned to take advantage of the economic recovery.

================================================================================

                            PORTFOLIO MANAGEMENT TEAM

                                 AS OF 10/31/02

                                 MONIKA H. DEGAN

                              JONATHAN C. SCHOOLAR

                          See important fund and index

                        disclosures inside front cover.

                                    [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500



                                                         [LINE CHART]

9/30/52    24      3/31/61     65      9/30/69     93       3/31/78     89      9/30/86      231     3/31/95      500
12/31/52   26      6/30/61     64      12/31/69    92       6/30/78     95      12/31/86     242     6/30/95      544
3/31/53    25      9/29/61     66      3/31/70     89       9/29/78    102      3/31/87      291     9/29/95      584
6/30/53    24      12/29/61    71      6/30/70     72       12/29/78    96      6/30/87      304     12/29/95     615
9/30/53    23      3/30/62     69      9/30/70     84       3/30/79    101      9/30/87      321     3/29/96      645
12/31/53   24      6/29/62     54      12/31/70    92       6/29/79    102      12/31/87     247     6/28/96      670
3/31/54    26      9/28/62     56      3/31/71    100       9/28/79    109      3/31/88      258     9/30/96      687
6/30/54    29      12/31/62    63      6/30/71     99       12/31/79   107      6/30/88      273     12/31/96     740
9/30/54    32      3/29/63     66      9/30/71     98       3/31/80    102      9/30/88      271     3/31/97      757
12/31/54   35      6/28/63     69      12/31/71   102       6/30/80    114      12/30/88     277     6/30/97      885
3/31/55    36      9/30/63     71      3/31/72    107       9/30/80    125      3/31/89      294     9/30/97      947
6/30/55    41      12/31/63    75      6/30/72    107       12/31/80   135      6/30/89      317     12/31/97     970
9/30/55    43      3/31/64     78      9/29/72    110       3/31/81    136      9/29/89      349     3/31/98     1101
12/30/55   45      6/30/64     81      12/29/72   118       6/30/81    131      12/29/89     353     6/30/98     1133
3/30/56    48      9/30/64     84      3/30/73    111       9/30/81    116      3/30/90      339     9/30/98     1017
6/29/56    46      12/31/64    84      6/29/73    104       12/31/81   122      6/29/90      358     12/31/98    1229
9/28/56    45      3/31/65     86      9/28/73    108       3/31/82    111      9/28/90      306     3/31/99     1286
12/31/56   46      6/30/65     84      12/31/73    97       6/30/82    109      12/31/90     330     6/30/99     1372
3/29/57    44      9/30/65     89      3/29/74     93       9/30/82    120      3/29/91      375     9/30/99     1282
6/28/57    47      12/31/65    92      6/28/74     86       12/31/82   140      6/28/91      371     12/31/99    1469
9/30/57    42      3/31/66     89      9/30/74     63       3/31/83    152      9/30/91      387     3/31/00     1498
12/31/57   39      6/30/66     84      12/31/74    68       6/30/83    168      12/31/91     417     6/30/00     1454
3/31/58    42      9/30/66     76      3/31/75     83       9/30/83    166      3/31/92      403     9/29/00     1436
6/30/58    45      12/30/66    80      6/30/75     95       12/30/83   164      6/30/92      408     12/29/00    1320
9/30/58    50      3/31/67     90      9/30/75     83       3/30/84    159      9/30/92      417     3/30/01     1160
12/31/58   55      6/30/67     90      12/31/75    90       6/29/84    153      12/31/92     435     6/29/01     1224
3/31/59    55      9/29/67     96      3/31/76    102       9/28/84    166      3/31/93      451     9/28/01     1040
6/30/59    58      12/29/67    96      6/30/76    104       12/31/84   167      6/30/93      450     12/31/01    1148
9/30/59    56      3/29/68     90      9/30/76    105       3/29/85    180      9/30/93      458     3/29/02     1147
12/31/59   59      6/28/68     99      12/31/76   107       6/28/85    191      12/31/93     466     6/28/02      989
3/31/60    55      9/30/68    102      3/31/77     98       9/30/85    182      3/31/94      445     9/30/02      815
6/30/60    56      12/31/68   103      6/30/77    100       12/31/85   211      6/30/94      444
9/30/60    53      3/31/69    101      9/30/77     96       3/31/86    238      9/30/94      462
12/30/60   58      6/30/69     97      12/30/77    95       6/30/86    250      12/30/94     459

                                                                                                 Source: Bloomberg LP

=====================================================================================================================

                                FUND PERFORMANCE


================================================================================

RESULTS OF A $10,000 INVESTMENT
10/31/92-10/31/02

                                [MOUNTAIN CHART]

DATE              AIM BLUE CHIP
                    CLASS A                  RUSSELL 1000

10/31/92             9450                       10000
1/93                 9444                       10639
4/93                 9697                       10705
7/93                 9604                       11038
10/93                9919                       11581
1/94                10317                       11985
4/94                 9925                       11306
7/94                10362                       11513
10/94               10735                       11941
1/95                10893                       11978
4/95                11939                       13126
7/95                12905                       14525
10/95               13286                       15167
1/96                14242                       16604
4/96                15096                       17229
7/96                15010                       16811
10/96               16724                       18641
1/97                18325                       20861
4/97                18522                       21079
7/97                22418                       25268
10/97               21690                       24572
1/98                23133                       26352
4/98                26317                       29959
7/98                26698                       30032
10/98               25889                       29415
1/99                30955                       34411
4/99                31672                       36043
7/99                31766                       35932
10/99               33397                       36942
1/00                36215                       38533
4/00                38314                       40533
7/00                38479                       39818
10/00               37273                       40291
1/01                34667                       38271
4/01                29968                       34997
7/01                27810                       33967
10/01               24185                       29801
1/02                25649                       32027
4/02                23838                       30807
7/02                20217                       26190
10/02               19872                       25527


                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

The chart compares AIM Blue Chip Fund Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 10/31/92-10/31/02. It is important to understand the difference between your fund and an index. Market indexes, such as the Russell 1000 Index, are not managed and incur no sales charges, expenses or fees. If you could buy all securities that make up a market index, you would incur expenses that would affect your investment return.

    Your fund's total return includes sales charges, expenses and management fees.

    Performance of the fund's Class A, B, C and R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

    Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding creates the potential for very large numbers.

================================================================================

FUND RETURNS

as of 10/31/02

AVERAGE ANNUAL TOTAL RETURNS
including sales charges

CLASS A SHARES
 Inception (2/4/87)                  8.23%
  10 Years                           7.11
  5 Years                           -2.84
  1 Year                           -22.33

CLASS B SHARES
 Inception (10/1/96)                 2.48%
  5 Years                           -2.78
  1 Year                           -22.39

CLASS C SHARES
 Inception (8/4/97)                 -2.86%
  5 Years                           -2.39
  1 Year                           -19.12

CLASS R SHARES*
  10 Years                           7.56%
  5  Years                          -1.87
  1  Year                          -17.90

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of September 30, 2002, the most recent calendar quarter-end, which were: Class A shares, inception (2/4/87), 7.70%; 10 years, 6.40%; five years, -5.13%; one year, -25.66%. Class B shares, inception (10/1/96), 0.97%; five years, -5.08%; one year, -25.71%. Class C shares, inception (8/4/97), -4.44%;
five years, -4.71%; one year, -22.58%. Class R shares, 10 years, 6.84%; five years, -4.19%, one year, -21.40%.

*Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns (inception date 2/4/87) at net asset value, adjusted to reflect additional Class R 12b-1 fees. Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                                                                     APPENDIX IV

                                  [REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 200 , by and between
[Registrant], a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect
until           , 200 , and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          [REGISTRANT]
                                          (a Delaware statutory trust)
Attest:

-----------------------------------------       By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

Attest:
                                                A I M ADVISORS, INC.

-----------------------------------------
                                                By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

                                   APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                  ------------------------------------
[To Be Added]                                                 [To Be Added]

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

     [To Be Added -- Please see Exhibit L for the annual rates applicable to your Fund]

                                                                      APPENDIX V

                             [NAME OF INVESCO FUND]

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of August 13, 2003, by and between [name of current INVESCO Fund], a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and [name of new Delaware statutory trust], a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated one or more classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING

     3.1 The Closing shall occur at the principal office of the Company on [date], 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New

Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization, (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and (iii) if applicable, under which the Trust will succeed to the Registration Statement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.  CONDITIONS PRECEDENT

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

          6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

             (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

             (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

             (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

             (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

             (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

          10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11.  MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                       [NAME OF MARYLAND CORPORATION],
                                              on behalf of each of its series listed in Schedule A

                                              By: ----------------------------------------------------
--------------------------------------------

                                              Title:
                                              --------------------------------------------------
Attest:                                       [NAME OF DELAWARE STATUTORY TRUST],
                                              on behalf of each of its series listed in Schedule A

                                              By: ----------------------------------------------------
--------------------------------------------

                                              Title:
                                              --------------------------------------------------

                                   SCHEDULE A

SERIES OF                                                      CORRESPONDING SERIES OF
[MARYLAND CORPORATION]                                        [DELAWARE STATUTORY TRUST]
(EACH A "CURRENT FUND")                                          (EACH A "NEW FUND")
-----------------------                                       --------------------------
[To Be Added]...............................................        [To Be Added]

                                   SCHEDULE B

                                                              CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                                       EACH NEW FUND
----------------------------                                  ------------------------
[To Be Added]...............................................       [To Be Added]

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

GROUP T-IG&I

(INVESCO LOGO)

                           INVESCO VALUE EQUITY FUND,
                    A PORTFOLIO OF INVESCO STOCK FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                                                                 August 25, 2003

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all INVESCO Funds (including your Fund) and the AIM Funds.

     AMVESCAP PLC also reviewed all INVESCO Funds and AIM Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AMVESCAP PLC recommended, and your Board of Directors approved, be consolidated with another fund. The attached proxy statement/prospectus seeks your approval of this consolidation.

     As part of the integration initiative, AMVESCAP PLC has recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which A I M Advisors, Inc. will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring. The attached proxy statement/prospectus seeks your approval of this new investment advisory agreement. If approved, this new agreement will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. Your Board has approved redomesticating your Fund as a series of a Delaware statutory trust. The attached proxy statement/prospectus seeks your approval of this redomestication. If approved, the redomestication will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     Finally, the independent directors of your Board believe that your interests would best be served if the INVESCO Funds and the AIM Funds had a unified board of directors/trustees. The attached proxy statement/prospectus seeks your vote in favor of the persons nominated to serve as directors.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                          Sincerely,

                                          -s- Raymond R. Cunningham

                                          Raymond R. Cunningham
                                          President

                           INVESCO VALUE EQUITY FUND,
                                 A PORTFOLIO OF
                           INVESCO STOCK FUNDS, INC.
                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 21, 2003

To the Shareholders of INVESCO Value Equity Fund:

          We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of your Fund, an investment portfolio of INVESCO Stock Funds, Inc. ("Company"), will be transferred to AIM Large Cap Basic Value Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer"), Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund.

          2. Elect 16 directors to the Board of Directors of Company, each of whom will serve until his or her successor is elected and qualified.

          3. Approve a new investment advisory agreement with A I M Advisors, Inc. for your Fund.

          4. Approve an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

          5. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas, 77406-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          -s- Glen A. Payne

                                          Glen A. Payne
                                          Secretary
August 25, 2003

       INVESCO VALUE EQUITY FUND,            AIM LARGE CAP BASIC VALUE FUND,
             A PORTFOLIO OF                           A PORTFOLIO OF
       INVESCO STOCK FUNDS, INC.                     AIM EQUITY FUNDS
        4350 SOUTH MONACO STREET               11 GREENWAY PLAZA, SUITE 100
         DENVER, COLORADO 80237                 HOUSTON, TEXAS 77046-1173
             (800) 525-8085                           (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                AUGUST 25, 2003

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of INVESCO Value Equity Fund (your Fund). The Special Meeting will be held on October 21, 2003. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of your Fund to vote on four Proposals. The first Proposal to be voted on is an Agreement and Plan of Reorganization (the "Agreement") which provides for the combination of your Fund, an investment portfolio of INVESCO Stock Funds, Inc. ("Company"), with AIM Large Cap Basic Value Fund ("Buying Fund"), an investment portfolio of AIM Equity Funds ("Buyer") (the "Reorganization").

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Directors of Company (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

     Company and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Company and Buying Fund is a series of Buyer. INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to your Fund and A I, M Advisors, Inc. ("AIM") serves as the investment advisor to Buying Fund. Both AIM and INVESCO are wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     Although the investment objectives of Buying Fund and your Fund are somewhat different, they have substantially similar investment strategies. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement and the other Proposals described below. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated November 30, 2002, as supplemented December 5, 2002, April 11, 2003, June 30, 2003, August 1, 2003 and August 14, 2003 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated November 30, 2002, as supplemented August 14, 2003, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated July 21, 2003 (the "Buying Fund Prospectus"), and the related Statement of

Additional Information dated July 21, 2003 and the Statement of Additional Information relating to the Reorganization dated August 15, 2003, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated August 15, 2003 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Company and Buyer.

     Copies of the Buying Fund Prospectus, the Selling Fund Prospectus and the related Statements of Additional Information are available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     The remaining three Proposals to be voted on are: the election of 16 directors to the Board of Directors of Company; the approval of a new advisory agreement with AIM for your Fund; and the approval of an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation. The Board has approved the nomination of the persons set forth in this Proxy Statement/Prospectus for election as directors of Company and has approved the new advisory agreement with AIM. Finally, the Board has approved the Plan as being advisable.

     All four Proposals are being submitted to you to implement an integration initiative undertaken by AMVESCAP with respect to its North American mutual fund operations, which includes your Fund.

     Company has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. Such report(s) will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................     1
PROPOSAL 1 -- APPROVAL OF THE AGREEMENT TO COMBINE YOUR FUND
  AND BUYING FUND...........................................     2
SUMMARY.....................................................     2
  The Reorganization........................................     2
  Comparison of Investment Objectives and Principal
     Strategies.............................................     3
  Comparison of Principal Service Providers.................     5
  Comparison of Performance.................................     5
  Comparison of Fees and Expenses...........................     5
  Comparison of Multiple Class Structures...................     5
  Comparison of Sales Charges...............................     6
  Comparison of Distribution, Purchase and Redemption
     Procedures and Exchange Rights.........................     7
  The Board's Recommendation on Proposal 1..................     7
RISK FACTORS................................................     8
  Risks Associated with Buying Fund.........................     8
  Comparison of Risks of Buying Fund and Your Fund..........     8
INFORMATION ABOUT BUYING FUND...............................     9
  Description of Buying Fund Shares.........................     9
  Management's Discussion of Fund Performance...............     9
  Financial Highlights......................................     9
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................     9
  Terms of the Reorganization...............................     9
  The Reorganization........................................     9
  Board Considerations......................................    10
  Other Terms...............................................    11
  Federal Income Tax Consequences...........................    11
  Accounting Treatment......................................    12
RIGHTS OF SHAREHOLDERS......................................    12
  General...................................................    12
  Liability of Shareholders.................................    13
  Election of Directors/Trustees; Terms.....................    13
  Removal of Directors/Trustees.............................    13
  Meetings of Shareholders..................................    14
  Liability of Directors/Trustees and Officers;
     Indemnification........................................    14
  Dissolution and Termination...............................    14
  Voting Rights of Shareholders.............................    15
  Dissenters' Rights........................................    15
  Amendments to Organization Documents......................    15
CAPITALIZATION..............................................    16
INTERESTS OF CERTAIN PERSONS................................    16
LEGAL MATTERS...............................................    17
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND......    17
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................    17
PROPOSAL 2 -- ELECTION OF DIRECTORS.........................    18
  Background................................................    18
  Structure of the Board of Directors.......................    18
  Nominees for Directors....................................    18
  The Board's Recommendation on Proposal 2..................    21
  Current Committees of the Board...........................    22
  Board and Committee Meeting Attendance....................    23

                                                              PAGE
                                                              ----
  Future Committee Structure................................    23
  Director's Compensation...................................    24
  Current Retirement Plan for Directors.....................    24
  Current Deferred Compensation Plan........................    25
  New Retirement Plan for Directors.........................    26
  New Deferred Compensation Agreements......................    26
  Officers of Company.......................................    27
  Security Ownership of Management..........................    27
  Director Ownership of Your Fund's Shares..................    27
PROPOSAL 3 -- APPROVAL OF A NEW INVESTMENT ADVISORY
  AGREEMENT.................................................    27
  Background................................................    27
  Your Fund's Current Investment Advisor....................    28
  The Proposed New Investment Advisor for Your Fund.........    28
  Positions with AIM Held by Company's Directors or
     Executive Officers.....................................    28
  Terms of the Current Advisory Agreement...................    28
  Additional Services Provided by INVESCO and its
     Affiliates.............................................    30
  Advisory Fees Charged by AIM for Similar Funds it
     Manages................................................    30
  Terms of the Proposed Advisory Agreement..................    30
  Factors the Directors Considered in Approving the Advisory
     Agreement..............................................    34
  The Board's Recommendation on Proposal 3..................    36
PROPOSAL 4 -- APPROVAL OF THE PLAN TO REDOMESTICATE COMPANY
  AS A DELAWARE STATUTORY TRUST.............................    36
  Background................................................    36
  Reasons for the Proposed Redomestication..................    37
  What the Proposed Redomestication Will Involve............    37
  The Federal Income Tax Consequences of the
     Redomestication........................................    39
  Appraisal Rights..........................................    39
  The Trust Compared to Company.............................    39
  The Board's Recommendation on Proposal 4..................    40
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............    40
  Proxy Statement/Prospectus................................    40
  Time and Place of Special Meeting.........................    40
  Voting in Person..........................................    40
  Voting by Proxy...........................................    41
  Voting by Telephone or the Internet.......................    41
  Quorum Requirement and Adjournment........................    41
  Vote Necessary to Approve Each Proposal...................    42
  Proxy Solicitation........................................    42
  Other Matters.............................................    42
  Shareholder Proposals.....................................    42
  Ownership of Shares.......................................    43
INDEPENDENT PUBLIC ACCOUNTANTS..............................    43
  Fees Paid to the Auditor Related to Company...............    43
  Fees Paid to the Auditor Not Related to Company...........    43
EXHIBIT A -- Classes of Shares of Your Fund and
  Corresponding Classes of Shares of Buying Fund............   A-1
EXHIBIT B -- Comparison of Performance of Your Fund and
  Buying Fund...............................................   B-1
EXHIBIT C -- Comparison Fee Table and Expense Example.......   C-1
EXHIBIT D -- Director Compensation Table....................   D-1
EXHIBIT E -- Officers of Company............................   E-1
EXHIBIT F -- Security Ownership of Management...............   F-1
EXHIBIT G -- Director Ownership of Fund Shares..............   G-1

                                                              PAGE
                                                              ----
EXHIBIT H -- Principal Executive Officer and Directors of
  A I M Advisors, Inc. .....................................   H-1
EXHIBIT I -- Compensation to INVESCO Funds Group, Inc. .....   I-1
EXHIBIT J -- Fees Paid to INVESCO Funds Group, Inc. and
  Affiliates in Most Recent Fiscal Year.....................   J-1
EXHIBIT K -- Advisory Fee Schedules for Other AIM Funds.....   K-1
EXHIBIT L -- Proposed Compensation to A I M Advisors,
  Inc. .....................................................   L-1
EXHIBIT M -- Shares Outstanding of Each Class of Your Fund
  on Record Date............................................   M-1
EXHIBIT N -- Ownership of Shares of Your Fund...............   N-1
EXHIBIT O -- Ownership of Shares of Buying Fund.............   O-1
APPENDIX I -- Agreement and Plan of Reorganization for Your
  Fund (to Effect the Reorganization)
APPENDIX II -- Prospectus of Buying Fund
APPENDIX III -- Discussion of Performance of Buying Fund
APPENDIX IV -- Form of Investment Advisory Agreement with
  A I M Advisors, Inc.
APPENDIX V -- Agreement and Plan of Reorganization for Your
  Fund (to Effect the Redomestication)

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AIM INVESTMENTS, AIM INVESTMENTS AND DESIGN, MYAIM.COM, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(k) AND YOUR GOALS. OUR SOLUTIONS ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

     INVESCO, THE OPEN CIRCLE DESIGN, INVESCO FUNDS, INVESCO FUNDS GROUP, INVESCO -- YOUR GLOBAL INVESTMENT PARTNER AND YOU SHOULD KNOW WHAT INVESCO KNOWS ARE REGISTERED SERVICE MARKS OF AMVESCAP PLC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     Your Fund is one of 46 portfolios advised by INVESCO and Buying Fund is one of 86 portfolios advised by AIM. Proposals 1 through 4 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP, the parent company of AIM and INVESCO, with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States. To that end, A I M Distributors, Inc., the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replaced INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology. One result of this integration will be that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining of the various AIM Funds and INVESCO Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing both the number of AIM Funds and INVESCO Funds will allow AIM and INVESCO to concentrate on managing their core products. The Reorganization is one of a number of fund reorganizations proposed by AMVESCAP as a result of this review process. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale. Proposal 1 relates to this component of AMVESCAP's integration initiative.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds. The objective of this component is to have AIM assume primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. To implement this component, each INVESCO Fund is seeking shareholder approval to enter into a new investment advisory agreement with AIM. These changes will simplify AMVESCAP's mutual fund operations in the United States in that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds. Proposal 3 relates to this component of AMVESCAP's integration initiative.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. To implement this component, each AIM Fund and each INVESCO Fund that currently is organized as a Maryland corporation is seeking shareholder approval to redomesticate as a new Delaware statutory trust, which also should provide these Funds with greater flexibility in conducting their business operations. In addition, certain series portfolios of AIM Funds with few portfolios are seeking shareholder approval to be restructured as new series portfolios of existing AIM Funds that are organized as Delaware statutory trusts. Proposal 4 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors of the INVESCO Funds and the directors/trustees of the AIM Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/ trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 2 relates to the election of directors of your Fund.

     You are being asked to approve Proposals 2 through 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to take advantage of these other benefits of AMVESCAP's integration initiative. We will be unable to determine whether a particular Proposal other than Proposal 1, if approved, should go forward until we have determined whether Proposal 1 has been approved. Therefore, even if you vote in favor of Proposal 1, it is still important that you vote on each remaining Proposal. For information about the Special Meeting and voting on Proposals 1 through 4, see "Information About the Special Meeting and Voting." For a description of the vote necessary to approve each of Proposals 1 through 4, see "Information About the Special Meeting and
Voting -- Vote Necessary to Approve Each Proposal."

                                 PROPOSAL 1 --
                           APPROVAL OF THE AGREEMENT
                      TO COMBINE YOUR FUND AND BUYING FUND

                                    SUMMARY

     The Board, including the independent directors, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. The Board believes that a larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs. The Board also believes that a larger combined fund should result in greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and director/trustee expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Company, a Maryland corporation. Buying Fund is a series of Buyer, a Delaware statutory trust.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund and Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Company and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization except to the extent your Fund disposes of securities at a net gain in anticipation of the Reorganization, which gain would be included in a taxable distribution. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Although the investment objectives of Buying Fund and your Fund are somewhat different, they have substantially similar strategies. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objectives of Buying Fund.

     The investment objectives or goals of your Fund are classified as fundamental, which means that the Board cannot change them without shareholder approval. The investment objectives of Buying Fund are not classified as fundamental, which means that the Board of Trustees of Buyer can change them without shareholder approval. Having the ability to change the investment objectives without shareholder approval allows the Board of Trustees to respond more quickly and efficiently to changing market conditions and to save Buying Fund and its shareholders money by eliminating the need to solicit proxies to obtain shareholder approval to change an investment objective to respond to changing market conditions.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and Buying Fund can be found in each Fund's Statement of Additional Information. While your Fund and Buying Fund have slightly different approaches to disclosing and characterizing these restrictions and policies, in substance your Fund and Buying Fund operate under the same general restrictions and are subject to the same general policies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

          INVESCO VALUE EQUITY FUND                      AIM LARGE CAP BASIC VALUE FUND
                 (YOUR FUND)                                      (BUYING FUND)
 -------------------------------------------       -------------------------------------------
                                     INVESTMENT OBJECTIVE
 - high total return from capital                  - long-term growth of capital with a
   appreciation and current income                   secondary objective of current income
                                     INVESTMENT STRATEGIES
 - invests at least 80% of its net assets in       - invests at least 80% of its assets in
   high-quality, larger-capitalization               securities of large-capitalization
   companies which are temporarily out of            companies that offer potential for
   favor with investors                              capital growth, and may offer potential
                                                     for current income
 - no corresponding definition of large-           - considers a company to be a
   capitalization                                    large-capitalization company if it has a
                                                     market capitalization, at the time of
                                                     purchase, no smaller than the smallest
                                                     capitalized company included in the
                                                     Russell 1000(R) Index during the most
                                                     recent 11-month period (based on
                                                     month-end data) plus the most recent data
                                                     during the current month
 - seeks securities, particularly stocks,          - purchases securities of companies that
   that are undervalued by the                       have the potential for above-average
   market -- companies that are performing           growth in revenues and earnings and are
   well, or have solid management and                undervalued in relation to long-term
   products, but whose stock prices do not           earning power or other factors
   reflect their value

 - value-based process evaluates numerous
   factors on a current and historical
   basis, seeking undiscovered values in the
   market
 - invests primarily in equity securities          - in complying with 80% requirement,
   and equity-related instruments that               invests primarily in marketable equity
   INVESCO believes will rise in price               securities, including convertible
   faster than other securities, as well as          securities, but investments may include
   in options and other investments whose            synthetic instruments, such as warrants,
   values are based upon the values of               futures, options, exchange-traded funds
   equity securities                                 and American Depositary Receipts; may
                                                     purchase debt instruments that are
                                                     consistent with its investment objectives
 - may invest up to 25% of its assets in           - may invest up to 25% of its total assets
   securities of non-U.S. issuers                    in foreign securities
   (securities of Canadian issuers and
   American Depositary Receipts are not
   subject to this 25% limitation)
 - seeks to provide reasonably consistent          - no corresponding strategy
   returns over a variety of market cycles
 - actively traded                                 - does not normally engage in active and
                                                     frequent trading
 - no corresponding strategy                       - for cash management purposes, may hold a
                                                     portion of its assets in cash or cash
                                                     equivalents, including shares of
                                                     affiliated money market funds

COMPARISON OF PRINCIPAL SERVICE PROVIDERS

     The following is a list of the current principal service providers for your Fund and Buying Fund.

                                                       SERVICE PROVIDERS
                                 --------------------------------------------------------------
                                   INVESCO VALUE EQUITY FUND     AIM LARGE CAP BASIC VALUE FUND
SERVICE                                   (YOUR FUND)                    (BUYING FUND)
-------                          -----------------------------   ------------------------------
Investment Advisor               INVESCO Funds Group, Inc.*      A I M Advisors, Inc.
                                 4350 South Monaco Street        11 Greenway Plaza, Suite 100
                                 Denver, Colorado 80237          Houston, Texas 77046-1173
Distributor                      A I M Distributors, Inc.**      A I M Distributors, Inc.
                                 11 Greenway Plaza, Suite 100    11 Greenway Plaza, Suite 100
                                 Houston, Texas 77046-1173       Houston, Texas 77046-1173
Administrator                    INVESCO Funds Group, Inc.***    A I M Advisors, Inc.
                                 4350 South Monaco Street        11 Greenway Plaza, Suite 100
                                 Denver, Colorado 80237          Houston, Texas 77046-1173
Custodian                        State Street Bank and Trust     State Street Bank and Trust
                                 Company                         Company
Transfer Agent and Dividend      INVESCO Funds Group, Inc.****   A I M Fund Services, Inc.
  Disbursing Agent
Independent Auditors             PricewaterhouseCoopers LLP      Ernst & Young LLP

---------------

   * If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as investment advisor for your Fund effective November 5, 2003.

  ** A I M Distributors, Inc. replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

 *** If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as administrator for your Fund effective November 5, 2003.

**** A I M Fund Services, Inc. will replace INVESCO as transfer agent and dividend disbursing agent for your Fund on or about October 1, 2003.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31 for Investor Class shares of your Fund and Class A shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund, including sales charges. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund, as of July 31, 2002, and Buying Fund, as of October 31, 2002, expressed as a percentage of net assets ("Expense Ratio") can be found at Exhibit C. Pro forma estimated Expense Ratios for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of October 31, 2002 as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are available to investors and the corresponding share classes of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found as Exhibit A. In addition to the share classes of Buying Fund listed on Exhibit A, Class R shares of

Buying Fund are available to investors. This class is not involved in the Reorganization. For information regarding the features of the various share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No initial sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization. The holding period for purposes of determining whether to charge a CDSC upon redemptions of shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization will begin at the time your Fund's shares were originally purchased.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, and reductions of CDSCs over time, see the Selling Fund Prospectus and the Buying Fund Prospectus.

           CLASS A                         CLASS B                         CLASS C
           -------                         -------                         -------
- subject to an initial sales   - not subject to an initial     - not subject to an initial
  charge*                         sales charge                    sales charge
- may be subject to a CDSC on   - subject to a CDSC on certain  - subject to a CDSC on certain
  redemptions made within 18      redemptions made within 6       redemptions made within 12
  months from the date of         years from the date of          months from the date of
  certain large purchases**       purchase                        purchase***

           CLASS R                         CLASS K
      (BUYING FUND ONLY)               (YOUR FUND ONLY)                 INVESTOR CLASS
      ------------------               ----------------                 --------------
- not subject to an initial     - not subject to an initial     - not subject to an initial
  sales charge                    sales charge                    sales charge
- may be subject to a CDSC on   - may be subject to a CDSC on   - not subject to a CDSC
  redemptions made within 12      redemptions made within 12
  months from the date of         months from the date of
  certain purchases               certain purchases

---------------

  * Both your Fund and Buying Fund waive initial sales charges on Class A shares for certain categories of investors, including certain of their affiliated entities and certain of their employees, officers and directors/trustees and those of their investment advisor.

 ** For qualified plans investing in Class A shares of your Fund, this period is 12 months rather than 18 months.

*** Prior to August 18, 2003, Class C shares of your Fund are subject to a CDSC on certain redemptions made within 13 months from the date of purchase. This 13 month period changes to 12 months effective August 18, 2003.

     The CDSC on redemptions of shares of Buying Fund is computed based on the lower of their original purchase price or current market value. Prior to August 18, 2003, the CDSC on redemptions of shares of your Fund is computed based on their original purchase price. This method of computation changes to conform to Buying Fund's method of computation effective August 18, 2003.

COMPARISON OF DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE
RIGHTS

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. AIM Distributors replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

     Both your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of the shares of each of their respective classes. Both your Fund and Buying Fund have engaged AIM Distributors to provide such services either directly or through third parties. The fee tables at Exhibit C include comparative information about the distribution and service fees payable by each class of shares of your Fund and Buying Fund. Overall, each class of shares of Buying Fund has the same or lower aggregate distribution and service fees as the corresponding class of shares of your Fund.

     Although there are differences in the purchase, redemption and exchange procedures of your Fund and Buying Fund as of the date of this Proxy Statement/Prospectus, it is currently anticipated that the purchase, redemption and exchange procedures of your Fund and/or Buying Fund will be changed so that they are substantially the same prior to the consummation of the Reorganization. For information regarding the current purchase, redemption and exchange procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     As of the date of this Proxy Statement/Prospectus, shares of your Fund generally may be exchanged for shares of the same or a similar class of funds within the INVESCO Family of Funds and shares of Buying Fund generally may be exchanged for shares of the same or a similar class of funds within The AIM Family of Funds(R). It is currently anticipated that, prior to the consummation of the Reorganization, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the consummation of the Reorganization, the consummation of the Reorganization will be delayed until such time as it is offered. See "Additional Information About the Agreement -- The Reorganization." For more detailed information regarding the current exchange rights of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

     The values of the convertible securities in which Buying Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to Buying Fund. Also, since a large percentage of Buying Fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in Buying Fund.

     Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

     Buying Fund may participate in the initial public offering (IPO) market in some market cycles. Because of Buying Fund's small asset base, any investment Buying Fund may make in IPOs may significantly affect Buying Fund's total return. As Buying Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on Buying Fund's total return.

     An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     The risks associated with an investment in your Fund are similar to those described above for Buying Fund because of the similarities in their investment objectives and strategies. Set forth below is a discussion of certain risks that differ between Buying Fund and your Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Your Fund seeks to provide reasonably consistent returns over a variety of market cycles. Buying Fund does not employ this strategy, which may result in returns that fluctuate to a greater degree over time. In addition, Buying Fund seeks to invest in securities with the potential for capital growth, which may result in greater volatility in the value of its shares.

     Your Fund may engage in frequent and active trading of its portfolio securities. Buying Fund does not normally engage in active and frequent trading of its portfolio securities. Active trading may increase your Fund's transaction costs, which can lower the actual return on your investment. It may also increase short-term gains and losses, which may affect the taxes you have to pay.

     Your Fund may also focus its investments in one or more sectors, resulting in the risk that a certain sector may underperform other sectors or the market as a whole. If the portfolio managers allocate more of your Fund's portfolio holdings to a particular economic sector, as compared to Buying Fund, your Fund's overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

     Buying Fund may participate in the IPO market in some market cycles, while your Fund generally will not purchase IPOs as part of its principal investment strategy and therefore is generally not subject to the risks associated with IPOs.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buying Fund. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     A discussion of the performance of Buying Fund taken from its annual report to shareholders for the fiscal year ended October 31, 2002 is set forth in Appendix III to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus, which is attached to this Proxy Statement/Prospectus as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on November 3, 2003, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on October 31, 2003 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Company will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2003 and for the short taxable year beginning on August 1, 2003 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended July 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

     It is anticipated that, prior to the Closing, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the Closing, the Closing will be postponed until a mutually acceptable date not later than December 31, 2003 (the "Termination Date").

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Company will redeem the outstanding shares of your Fund from shareholders in accordance with its Charter and the Maryland General Corporation Law.

BOARD CONSIDERATIONS

     AMVESCAP initially proposed that the Board consider the Reorganization at a telephone meeting of the Board held on May 5, 2003. Preliminary discussions of the Reorganization took place at the May 5, 2003 telephone meeting and at an in-person meeting of the Board held on May 13-15, 2003. A special task force of the Board met to consider the Reorganization on June 3, 2003. The Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board held on June 9, 2003.

     Over the course of the three Board meetings, the Board received from AIM and INVESCO written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund. AIM and INVESCO also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     The Board noted that AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the three Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

     AMVESCAP initially proposed that the Board of Trustees of Buyer consider the Reorganization at an in-person meeting of the Board of Trustees held on May 13-14, 2003, at which preliminary discussions of the Reorganization took place. The Board of Trustees of Buyer determined that the Reorganization is in the best interests of Buying Fund and will not dilute the interests of Buying Fund shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board of Trustees held on June 10-11, 2003.

OTHER TERMS

     If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Company and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Company and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Company and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Directors of Company and the Board of Trustees of Buyer may waive without shareholder approval any default by Company or Buyer or any failure by Company or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before the Termination Date.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders; notwithstanding the foregoing, no conclusion is expressed as to the effect of the Reorganization on your Fund or any shareholder of your Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - the tax year of your Fund will end on the date of the Closing, and Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Company nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Company and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Company and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Company or Buyer are incorrect in any material respect.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

GENERAL

     Company is a Maryland corporation. Buyer is a Delaware statutory trust. There is much that is similar between Maryland corporations and Delaware statutory trusts. For example, the responsibilities, powers and fiduciary duties of the directors of Company are substantially similar to those of the trustees of Buyer.

     There are, however, certain differences between the two forms of organization. The operations of Company, as a Maryland corporation, are governed by its Articles of Incorporation, and any restatements, amendments and supplements thereto (the "Articles of Incorporation"), and applicable Maryland law. The operations of Buyer, as a Delaware statutory trust, are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), and applicable Delaware law.

LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     The shareholders of Buyer have elected a majority of the trustees of Buyer. Such trustees serve for the life of Buyer, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees, a majority of the trustees may appoint a successor to fill such vacancy. The right of the Board of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

REMOVAL OF DIRECTORS/TRUSTEES

     A director of Company may be removed by the affirmative vote of a majority of the holders of a majority of the outstanding shares of Company.

     A trustee of Buyer may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of Buyer.

MEETINGS OF SHAREHOLDERS

     Company is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The bylaws of Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     Buyer is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of Buyer provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of Buyer. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declaration of Trust, the trustees and officers of Buyer are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declaration of Trust provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of Buyer, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

DISSOLUTION AND TERMINATION

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the Declaration of Trust, Buyer or any series or class of shares of beneficial interest in Buyer may be terminated by: (1) a majority shareholder vote of Buyer or the affected series or class, respectively; or (2) if there are fewer than 100 shareholders of record of Buyer or of such terminating series or class, the trustees pursuant to written notice to the shareholders of Buyer or the affected series or class.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of Buyer or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of Buyer or one of its investment portfolios; (v) merger or consolidation of Buyer or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the Declaration of Trust; and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confers upon shareholders rights of appraisal or dissenters' rights.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors shall have the power to alter, amend or repeal the bylaws of Company or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of Buyer may, without shareholder approval, amend the Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of Buyer, without approval of the majority of the shares of Buyer. The trustees shall have the power to alter, amend or repeal the bylaws of Buyer or adopt new bylaws at any time.

                                 CAPITALIZATION

     The following table sets forth, as of March 31, 2003, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                              PRO FORMA
                                        YOUR FUND          YOUR FUND        BUYING FUND      BUYING FUND
                                      CLASS A SHARES   CLASS K SHARES(1)   CLASS A SHARES   CLASS A SHARES
                                      --------------   -----------------   --------------   --------------
Net Assets..........................   $   667,981                  0       $89,860,983      $90,528,964
Shares Outstanding..................        45,400                  0        10,278,261       10,354,672
Net Asset Value Per Share...........   $     14.71                  0       $      8.74      $      8.74

                                                                                           PRO FORMA
                                                     YOUR FUND CLASS     BUYING FUND      BUYING FUND
                                                        B SHARES        CLASS B SHARES   CLASS B SHARES
                                                    -----------------   --------------   --------------
Net Assets........................................     $   272,301       $58,610,464      $58,882,765
Shares Outstanding................................          18,361         6,821,509        6,853,208
Net Asset Value Per Share.........................     $     14.83       $      8.59      $      8.59

                                                                                           PRO FORMA
                                                                         BUYING FUND      BUYING FUND
                                                        YOUR FUND          CLASS C          CLASS C
                                                     CLASS C SHARES         SHARES           SHARES
                                                    -----------------   --------------   --------------
Net Assets........................................     $ 1,151,707       $21,126,269      $22,277,976
Shares Outstanding................................          79,122         2,459,182        2,593,293
Net Asset Value Per Share.........................     $     14.56       $      8.59      $      8.59

                                                                         BUYING FUND       PRO FORMA
                                                        YOUR FUND          INVESTOR       BUYING FUND
                                                        INVESTOR            CLASS           INVESTOR
                                                      CLASS SHARES        SHARES(2)       CLASS SHARES
                                                    -----------------   --------------   --------------
Net Assets........................................     $89,405,387                 0      $89,405,387
Shares Outstanding................................       6,009,526                 0       10,231,321
Net Asset Value Per Share.........................     $     14.88       $      8.74      $      8.74

                                                                                 PRO FORMA
                                                               BUYING FUND      BUYING FUND
                                                                 CLASS R          CLASS R
                                                                  SHARES           SHARES
                                                              --------------   --------------
Net Assets..................................................   $    87,361      $    87,361
Shares Outstanding..........................................        10,005           10,005
Net Asset Value Per Share...................................   $      8.73      $      8.73

---------------

(1) There were no shareholders of Class K shares of your Fund as of March 31, 2003. If there are any shareholders of Class K shares of your Fund as of the Effective Time, they will receive Class A shares of Buying Fund in the Reorganization.

(2) As of March 31, 2003, Investor Class shares of Buying Fund did not exist. Investor Class shares were added to Buying Fund in connection with the Reorganization. Investor Class shares of Buying Fund will commence operations at the net asset value per share of Buying Fund's Class A shares. Therefore, the Net Asset Value Per Share shown for Investor Class shares of Buying Fund in the table above is that of Buying Fund's Class A shares.

                          INTERESTS OF CERTAIN PERSONS

     If the Reorganization is consummated, AIM, as the investment advisor of Buying Fund, will gain approximately $91 million in additional assets under management (based on your Fund's net assets as of

March 31, 2003), upon which AIM will receive advisory fees Exhibit C sets forth AIM's advisory fees applicable to Buying Fund.

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" and "Shareholder Information" for more information about sales charges, including contingent deferred sales charges, applicable to shares of Buying Fund, the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference: (i) see "Fund Performance" for more information about the performance of your Fund;
(ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Share Price" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund;
(v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions; and (vi) see "How To Buy Shares", "How To Sell Shares" and "Your Account Services" for more information about sales charges, including contingent deferred sales charges, applicable to shares of your Fund, the purchase, redemption and repurchase of shares of your Fund, distribution arrangements and the multiple class structure of your Fund.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Company and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Company's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 811-1474. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-1424. Such Buying Fund Prospectus is incorporated herein by reference.

     Company and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Company and Buyer (including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400,

Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Company and Buyer and other registrants that file electronically with the SEC.

                                 PROPOSAL 2 --
                             ELECTION OF DIRECTORS

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

     You are being asked to approve Proposal 2 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from having a combined board of directors.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board currently consists of the following 10 persons: Bob R. Baker, Sueann Ambron, Victor L. Andrews, Lawrence H. Budner, James T. Bunch, Raymond R. Cunningham, Gerald L. Lewis, John W. McIntyre, Larry Soll, Ph.D. and Mark H. Williamson. Eight of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of the 1940 Act. Two of the current directors are "interested persons" because of their business and financial relationships with Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP. Five of the current directors have declined to stand for re-election as directors of Company. Therefore, their terms as directors of Company will end upon the election and qualification of their successor directors at the Special Meeting.

NOMINEES FOR DIRECTORS

     Company's nominating committee (which consists solely of independent directors) has approved the nomination of five of the 10 current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the nominating committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of the ten registered investment companies comprising the INVESCO Funds. Each nominee who is a current director oversees 46 portfolios which comprise the INVESCO Funds. The business address of each nominee who is a current director is 4350 South Monaco Street, Denver, Colorado 80237.

     Each new nominee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each new nominee currently oversees 86 portfolios which comprise the AIM Funds. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS

                              DIRECTOR        PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH         SINCE            DURING PAST 5 YEARS         OTHER DIRECTORSHIP(S) HELD
----------------------        --------        -----------------------       --------------------------
Bob R. Baker -- 1936........    1983     Consultant (2000-present);         None
                                         formerly, President and Chief
                                         Executive Officer (1988-2000) of
                                         AMC Cancer Research Center,
                                         Denver, Colorado; until
                                         mid-December 1988, Vice Chairman
                                         of the Board of First Columbia
                                         Financial Corporation, Englewood,
                                         Colorado; formerly, Chairman of
                                         the Board and Chief Executive
                                         Officer of First Columbia
                                         Financial Corporation.
James T. Bunch -- 1942......    2000     Co-President and Founder of        None
                                         Green, Manning & Bunch Ltd.,
                                         Denver, Colorado (1988-present)
                                         (investment banking firm);
                                         Director and Vice President of
                                         Western Golf Association and
                                         Evans Scholars Foundation;
                                         Executive Committee, United
                                         States Golf Association;
                                         formerly, General Counsel and
                                         Director of Boettcher & Co.,
                                         Denver, Colorado; and formerly,
                                         Chairman and Managing Partner,
                                         law firm of Davis, Graham &
                                         Stubbs, Denver, Colorado.
Gerald J. Lewis -- 1933.....    2000     Chairman of Lawsuit Resolution     General Chemical Group,
                                         Services, San Diego, California    Inc., Hampdon, New
                                         (1987-present); formerly,          Hampshire (1996-present),
                                         Associate Justice of the           Wheelabrator Technologies,
                                         California Court of Appeals; and   Inc. (waste management
                                         Of Counsel, law firm of Latham &   company), Fisher
                                         Watkins, San Diego, California     Scientific, Inc.
                                         (1987-1997).                       (laboratory supplies),
                                                                            Henley Manufacturing,
                                                                            Inc., and California
                                                                            Coastal Properties, Inc.
Larry Soll, Ph.D. -- 1942...    1997     Retired; formerly, Chairman of     Synergen Inc. (since
                                         the Board (1987-1994), Chief       incorporation in 1982) and
                                         Executive Officer (1982-1989 and   Isis Pharmaceuticals, Inc.
                                         1993-1994) and President
                                         (1982-1989) of Synergen Inc.
                                         (biotechnology company); and
                                         formerly, trustee of INVESCO
                                         Global Health Sciences Fund.

  NOMINEE WHO CURRENTLY IS AN INTERESTED PERSONS

                              DIRECTOR        PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH         SINCE            DURING PAST 5 YEARS         OTHER DIRECTORSHIP(S) HELD
----------------------        --------        -----------------------       --------------------------
Mark H.
  Williamson(1) -- 1951.....    1998     Director, President and Chief      Director/trustee of each
                                         Executive Officer, A I M           of the 17 AIM Funds
                                         Management Group Inc.; Director,
                                         Chairman and President, A I M
                                         Advisors, Inc. (registered
                                         investment advisor); Director,
                                         A I M Distributors, Inc.
                                         (registered broker dealer); and
                                         Chief Executive Officer of the
                                         AIM Division of AMVESCAP PLC
                                         (2003-present); formerly, Chief
                                         Executive Officer, Managed
                                         Products Division, AMVESCAP PLC
                                         (2001-2002); Chairman of the
                                         Board (1998-2002), President
                                         (1998-2002) and Chief Executive
                                         Officer (1998-2002) of INVESCO
                                         Funds Group, Inc. (registered
                                         investment advisor) and INVESCO
                                         Distributors, Inc. (registered
                                         broker dealer); Chief Operating
                                         Officer and Chairman of the Board
                                         of INVESCO Global Health Sciences
                                         Fund; Chairman and Chief
                                         Executive Officer of NationsBanc
                                         Advisors, Inc.; and Chairman of
                                         NationsBanc Investments, Inc.

---------------

(1) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

  NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS

                                       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                   DURING PAST 5 YEARS             OTHER DIRECTORSHIP(S) HELD
----------------------                 -----------------------           --------------------------
Frank S. Bayley -- 1939.....  Of Counsel, law firm of Baker & McKenzie   Badgley Funds, Inc.
                                                                         (registered investment
                                                                         company)
Bruce L. Crockett -- 1944...  Chairman, Crockett Technology Associates   ACE Limited (insurance
                              (technology consulting company) and        company); Captaris, Inc.
                              Captaris, Inc. (unified messaging          (unified messaging
                              provider)                                  provider)
Albert R. Dowden -- 1941....  Director of a number of public and         Cortland Trust, Inc.
                              private business corporations, including   (Chairman) (registered
                              the Boss Group, Ltd. (private investment   investment company);
                              and management) and Magellan Insurance     Annuity and Life Re
                              Company); formerly, President, Chief       (Holdings), Ltd.
                              Executive Officer and Director, Volvo      (insurance company)
                              Group North America, Inc.; Senior Vice
                              President, AB Volvo and director of
                              various affiliated Volvo Group companies

                                       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                   DURING PAST 5 YEARS             OTHER DIRECTORSHIP(S) HELD
----------------------                 -----------------------           --------------------------
Edward K. Dunn,
  Jr. -- 1935...............  Formerly, Chairman, Mercantile Mortgage    None
                              Corp.; President and Chief Operating
                              Officer, Mercantile-Safe Deposit & Trust
                              Co.; and President, Mercantile Bankshares
                              Corp.
Jack M. Fields -- 1952......  Chief Executive Officer, Twenty First      Administaff
                              Century Group, Inc. (government affairs
                              company) and Texana Timber LP
Carl Frischling -- 1937.....  Partner, law firm of Kramer Levin          Cortland Trust, Inc.
                              Naftalis & Frankel LLP                     (registered investment
                                                                         company)
Prema
  Mathai-Davis -- 1950......  Formerly, Chief Executive Officer, YWCA    None
                              of the USA
Lewis F. Pennock -- 1942....  Partner, law firm of Pennock & Cooper      None
Ruth H. Quigley -- 1935.....  Retired                                    None
Louis S. Sklar -- 1939......  Executive Vice President, Development and  None
                              Operations, Hines Interests Limited
                              Partnership (real estate development
                              company)

  NEW NOMINEE WHO WILL BE AN INTERESTED PERSON

                                       PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                   DURING PAST 5 YEARS             OTHER DIRECTORSHIP(S) HELD
----------------------                 -----------------------           --------------------------
Robert H.                     Director and Chairman, A I M Management    None
  Graham(1) -- 1946.........  Group Inc. (financial services holding company); and Director and Vice Chairman,
                              AMVESCAP PLC (parent of AIM and a global
                              investment management firm) and Chairman,
                              AMVESCAP PLC -- AIM Division; formerly,
                              President and Chief Executive Officer,
                              A I M Management Group Inc.; Director,
                              Chairman and President, A I M Advisors,
                              Inc. (registered investment advisor);
                              Director and Chairman, A I M Capital
                              Management, Inc. (registered investment
                              advisor), A I M Distributors, Inc.
                              (registered broker dealer), A I M Fund
                              Services, Inc. (registered transfer
                              agent), and Fund Management Company
                              (registered broker dealer); and Chief
                              Executive Officer, AMVESCAP
                              PLC -- Managed Products

---------------

(1) Mr. Graham will be considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

CURRENT COMMITTEES OF THE BOARD

     The Board currently has nine standing committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.

  AUDIT COMMITTEE

     Company has an audit committee established for the purpose of overseeing the accounting and financial reporting process of Company and audits of the financial statements of Company. The audit committee is comprised entirely of independent directors. The committee meets quarterly with Company's independent accountants and officers to review accounting principles used by Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The current members of the audit committee are Messrs. Baker, Budner, Lewis and McIntyre.

  EXECUTIVE COMMITTEE

     Company has an executive committee. On occasion, the committee acts upon the current and ordinary business of Company between the meetings of the Board. Except for certain powers which, under applicable law, may only be exercised by the full Board, the committee may exercise all powers and authority of the Board in the management of the business of Company. All decisions are subsequently submitted for ratification by the Board. The current members of the executive committee are Messrs. Baker, Bunch, McIntyre and Williamson.

  INVESTMENTS AND MANAGEMENT LIAISON COMMITTEE

     Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Company, and to review investment, legal and operational matters which have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The current members of the investments and management liaison committee are Messrs. Andrews, Baker, Bunch, Soll and Dr. Ambron.

  BROKERAGE COMMITTEE

     Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by your Fund and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Board. The current members of the brokerage committee are Messrs. Budner, Bunch and McIntyre.

  DERIVATIVES COMMITTEE

     Company has a derivatives committee. The committee meets periodically to review derivatives investments made by your Fund. It monitors the use of derivatives by your Fund and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the Board. The committee reports on these matters to the Board. The current members of the derivatives committee are Messrs. Andrews, Lewis and Soll.

  NOMINATING COMMITTEE

     Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the Chairman of the nominating committee. The current members of the nominating committee are Messrs. Baker, Bunch, Lewis and Soll.

  LEGAL COMMITTEE

     Company has a legal committee. The committee meets periodically to review compensation arrangements with counsel to Company and to its independent directors. The committee reports on these matters to the Board. The current members of the legal committee are Messrs. Bunch, Lewis and McIntyre.

  COMPENSATION COMMITTEE

     Company has a compensation committee. The committee meets periodically to review compensation arrangements of Company's independent directors. The committee reports on these matters to the Board. The current members of the compensation committee are Messrs. Andrews, Baker, Budner and Soll.

  VALUATION COMMITTEE

     Company has a valuation committee. The committee meets periodically to review valuation issues regarding investments made by your Fund. The committee reports on these matters to the Board. The current members of the valuation committee are Messrs. Baker, Bunch, Cunningham and McIntyre.

  RETIREMENT PLAN COMMITTEE

     Company has a retirement plan committee. The committee meets periodically to review Company's retirement arrangements for its independent directors. The committee reports on these matters to the Board. The current members of the retirement plan committee are Messrs. Andrews, Baker, Budner, Cunningham and Soll.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended July 31, 2003, the Board met eight times, the audit committee met four times, the executive committee did not meet, the investments and management liaison committee met four times, the brokerage committee met four times, the derivatives committee met four times, the nominating committee met four times, the legal committee met three times, the compensation committee met two times, and the valuation and retirement plan committees did not meet. All of the current directors then serving attended at least 75% of the meetings of the Board or applicable committee during the most recent fiscal year.

FUTURE COMMITTEE STRUCTURE

     As a result of the combination of the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds, it is expected that the Board will adopt a committee structure that is the same as that which is in effect for the AIM Funds, so that the Board will have four committees: an Audit Committee, a Committee on Directors/Trustees, an Investments Committee and a Valuation Committee. These committees are described below.

  AUDIT COMMITTEE

     The Audit Committee will be comprised entirely of independent directors. The Audit Committee will be responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by your Fund (including resolution of disagreements between your Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of your Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to your Fund by its independent auditors.

  COMMITTEE ON DIRECTORS/TRUSTEES

     The Committee on Directors/Trustees will be comprised entirely of independent directors. It will be responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Company at meetings called for the election of directors; (ii) nominating persons who are not interested persons of Company for selection as members of each committee of the Board, including, without limitation, the audit committee, the committee on directors, the investments committee and the valuation committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

  INVESTMENTS COMMITTEE

     The Investments Committee will be responsible for: (i) overseeing the advisor's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     The Valuation Committee will be responsible for: (i) periodically reviewing the advisor's procedures for valuing securities ("Procedures"), and making any recommendations to the advisor with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by the advisor from time to time; (iii) periodically reviewing information provided by the advisor regarding industry developments in connection with valuation; (iv) periodically reviewing information from the advisor regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the committee or to the committee and the full Board simultaneously); and (v) if requested by the advisor, assisting the advisor's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

DIRECTOR'S COMPENSATION

     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002 is found in Exhibit D.

CURRENT RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds have adopted a Retirement Plan (the "Retirement Plan") and a Deferred Retirement Plan Account Agreement (the "Account Agreement"). Certain of the independent directors of Company participate either in the Retirement Plan or in the Account Agreement. Under the Retirement Plan and the Account Agreement, each participating director who is not an interested person of the INVESCO Funds and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit upon retirement.

     Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Retirement Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Retirement Plan receives no benefits from the Account Agreement. The cost of the Retirement Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee administering the Retirement Plan.

     A Participating Qualified Director who has elected to participate in the Account Agreement receives no benefits from the Retirement Plan. Pursuant to the terms of the Account Agreement, a deferred retirement account is established for a Qualified Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate per annum (currently 5.75%), will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the INVESCO Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Account Agreement.

     Company has no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pays no salary or compensation to any of its officers.

CURRENT DEFERRED COMPENSATION PLAN

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except INVESCO Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each independent director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the independent director may own either directly or beneficially. Each of the independent directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds.

Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

NEW RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds intend to adopt a new retirement plan (the "New Retirement Plan") for the directors of Company who are not affiliated with INVESCO, which will be effective as of the date of the Special Meeting. The New Retirement Plan also will be adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan will include a retirement policy as well as retirement benefits for independent directors.

     The retirement policy will permit each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors will be able to extend from time to time the retirement date of a director.

     Annual retirement benefits will be available to each independent director of Company and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan will not be secured or funded by Company.

     Upon the effectiveness of the New Retirement Plan, the independent directors will cease to accrue benefits under the Retirement Plan and the Account Agreement. Messrs. Baker and Soll will not receive any additional benefits under the Retirement Plan or the Account Agreement, but will be entitled to amounts which have been previously funded under the Retirement Plan or the Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by Company for Messrs. Baker and Soll under the Retirement Plan and the Account Agreement.

NEW DEFERRED COMPENSATION AGREEMENTS

     The Boards of Directors of the INVESCO Funds intend to adopt new deferred compensation agreements which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director will have the option to elect to defer receipt of up to 100% of his or her compensation payable by Company, and such amounts are placed into a deferral account. The deferring directors will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.

     The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of Company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors will have the status of unsecured creditors of Company and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

OFFICERS OF COMPANY

     Information regarding the current officers of Company can be found in Exhibit E.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of your Fund's shares by the directors, nominees and current executive officers of Company can be found in Exhibit F.

DIRECTOR OWNERSHIP OF YOUR FUND'S SHARES

     The dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex can be found in Exhibit G.

                                 PROPOSAL 3 --
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from a new investment advisory agreement between AIM and Company.

     The Board recommends that you approve the new advisory agreement between AIM and Company for your Fund. The Board is asking you to vote on this new agreement because Company may enter into a new advisory agreement for your Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and Company for your Fund. The form of Company's proposed Master Investment Advisory Agreement with AIM is at Appendix IV.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 3, Company will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between Company and INVESCO, and move the provision of certain administrative services currently provided by INVESCO pursuant to the current advisory agreement between Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR

     INVESCO, the current investment advisor for your Fund, became the investment advisor for your Fund under the current advisory agreement on July 15, 1999. Your Fund's initial shareholder initially approved the agreement and your Fund's public shareholders have not subsequently voted on the agreement. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 15, 2003.

THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND

     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group. A list of the names, addresses and principal occupations of the principal executive officer and directors of AIM is in Exhibit H.

POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised, and calculates the net asset value of your Fund, subject to such procedures established by the Board and based upon information provided by your Fund, the custodian of your Fund or other source as designated by the Board. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the advisory agreement, as administrator, INVESCO also provides, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities.

     Under the terms of the current advisory agreement, INVESCO has no liability to Company, your Fund or to your Fund's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to Company or your Fund unless such act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the current advisory agreement.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of the directors of Company who are not interested persons of INVESCO or Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or INVESCO may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the Board;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of Company's counsel, in connection with litigation by or against Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.

     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.

     The annual rates at which INVESCO receives fees from your Fund under the current advisory agreement, the total net assets of your Fund, the dollar amounts of advisory fees paid to INVESCO by your Fund net of any expense limitations and the reimbursement, if any, made by INVESCO to your Fund for the most recent fiscal year are in Exhibit I.

ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES

     INVESCO and its affiliates also provide additional services to Company and your Fund. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. INVESCO currently serves as your Fund's transfer agent. Prior to July 1, 2003, INVESCO Distributors, Inc. served as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO. Information concerning fees paid to INVESCO and its affiliates for these services is in Exhibit J.

ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as your Fund are in Exhibit K.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising your Funds' assets and investment research and management, subject at all times to the policies and control of the Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of Company who are not interested persons of AIM or Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by

Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.

     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual rates at which AIM will receive advisory fees from your Fund under the proposed advisory agreement are in Exhibit L.

     If Proposal 3 is approved, Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the Board approves AIM's use of the exemptive order for Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM that the Board approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - expand provisions regarding broker-dealer relationships that are set forth in the current advisory agreement to make them consistent with similar provisions in other AIM advisory agreements;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - simplify certain rights applicable to your Fund's right to terminate advisory services or amend the proposed advisory agreement;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreement with INVESCO and the proposed advisory agreement with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  ADMINISTRATIVE SERVICES

     For your Fund, the Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same or lower costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there by any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

  BROKER-DEALER RELATIONSHIPS AND AFFILIATED BROKERAGE

     The current advisory agreement requires INVESCO, when selecting brokers or dealers, to first obtain the most favorable execution and price for your Fund; after fulfilling this primary requirement INVESCO may consider, as secondary factors whether such firms provide statistical research and other information to INVESCO. The proposed advisory agreement specifies that AIM's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting broker-dealers to execute particular transactions, AIM will consider the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of Company's portfolio funds on a continuing basis. Accordingly, the price to your Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered by the broker-dealer. The broker-dealer relationship provisions of the current advisory agreement with INVESCO for your Fund do not specify these factors.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  SECURITIES LENDING

     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Administrative services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  PAYMENT OF EXPENSES AND RESTRICTIONS ON FEES RECEIVED

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

  TERMINATION/AMENDMENT RIGHTS

     The current advisory agreement with INVESCO provides that Company can terminate the agreement with INVESCO or amend the terms of the agreement upon receipt of the affirmative vote of a majority of the outstanding securities (as defined in the 1940 Act) of all series portfolios of Company. Under the 1940 Act and the regulations thereunder, as interpreted by the SEC, advisory services provided to your Fund cannot be terminated or amended without the approval by a majority of the outstanding securities of your Fund, unless, in the case of an amendment, the Board may approve the changes. The proposed advisory agreement simplifies the language regarding termination and amendment of the agreement to be consistent with the 1940 Act and the regulations thereunder, as interpreted by the SEC.

  NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Board has agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of Company, and that officers and directors of Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse Company for any salaries paid by Company to officers, directors and full-time employees of Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.

  DELEGATION

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor.

  LIMITATION OF LIABILITY OF AIM, COMPANY AND SHAREHOLDERS

     As described above under the descriptions of the terms of the current advisory agreement and the proposed advisory agreement, respectively, both agreements provide limitation of liability for the advisor. The limitation of liability provisions of the 1940 Act also apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement states that no series of Company shall be liable for the obligations of other series of Company and the liability of AIM to one series of Company shall not automatically render AIM liable to any other series of Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of Company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

  STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Board determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENT

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to your Fund, and noted that the persons providing portfolio management services to your Fund would not change if Proposal 3 is approved by shareholders.

     - The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if your Fund engages in securities lending.

     - Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to your Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     - The performance record of your Fund. The Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund.

     - Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of your Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist your Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which your Fund operates, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between Company and AIM for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve Proposal 3, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --
                 APPROVAL OF THE PLAN TO REDOMESTICATE COMPANY
                         AS A DELAWARE STATUTORY TRUST

BACKGROUND

     Company currently is organized as a Maryland corporation. AMVESCAP has identified each series portfolio of Company as appropriate to be redomesticated as a new series portfolio of a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     If Proposal 1 is approved by the shareholders of your Fund, your Fund will be combined with Buying Fund and will not be redomesticated as a new series portfolio of the Trust. You are being asked to approve Proposal 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from redomesticating as a new series portfolio of the Trust.

     The Board has approved the Plan, which provides for a series of transactions to convert your Fund and each other series portfolio of Company (each, a "Current Fund") to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). A form of the Plan relating to the proposed Redomestication is set forth in Appendix V.

     Approval of the Plan requires the affirmative vote of a majority of the issued and outstanding shares of Company. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan with this Proxy Statement/Prospectus. The Board is soliciting the proxies of the shareholders of Company's other series portfolios to vote on the Plan with a separate proxy statement.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's Declaration of Trust differs from Company's Articles of Incorporation in certain respects that are expected to improve Company's and each Current Fund's operations. The Trust, like Company, will operate as an open-end management investment company registered with the SEC under the 1940 Act.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, INVESCO and the Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Articles of Incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of its Declaration of Trust. In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."

WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE

     To accomplish the Redomestication, the Trust has been formed as a Delaware statutory trust pursuant to its Declaration of Trust, and each New Fund has been established as a series portfolio of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan by the shareholders of any Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of any Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of any Current Fund.

     The Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the Trust prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal 3 and a new investment advisory agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and Company's current advisory agreement, is set forth above under Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by Company if shareholders approve Proposal 3 and a new administrative services agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the Redomestication.

     - Elect the directors of Company as the trustees of the Trust to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders, and except as they retire in accordance with the Trust's retirement policy for trustees. The Trust's retirement policy for trustees will replace Company's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds.

Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 4, Company currently contemplates that the Redomestication will be consummated on November 4, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  STRUCTURE OF THE TRUST

     The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Trust's fiscal year is the same as that of Company. The Trust will not have any operations prior to the Redomestication. Initially, Company will be the sole shareholder of the Trust.

     As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust and Amended and Restated Bylaws and applicable Delaware law rather than by Company's Articles of Incorporation and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF THE TRUST

     Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

     The trustees of the Trust would be those persons elected at this Special Meeting to serve as directors of Company. Information concerning the nominees for election as directors of Company is set forth above under Proposal 2.

  SHARES OF THE TRUST

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement/Prospectus, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

     For a discussion of certain differences between and among Company's Articles of Incorporation and Amended and Restated Bylaws and Maryland law and the Trust's Declaration of Trust and Amended and Restated Bylaws and Delaware law, see "Rights of Shareholders" in Proposal 1 above. The foregoing discussion and the discussion under the caption "Rights of Shareholders" in Proposal 1 above is only a summary of certain differences and is not a complete description of all the differences. Shareholders should refer to the provisions of the governing documents of Company and Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Amended and Restated Bylaws of Company and of the Declaration of Trust and the Trust's Amended and Restated Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Company intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit M. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas, 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote. If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the proposal to approve the Agreement.

     - FOR the election of all 16 nominees for director.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve the Plan.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Company in writing to the address of Company set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 3 if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2 and 4 if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement/ Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     Proposals 1 and 3.  Approval of Proposals 1 and 3 requires the lesser of
(a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 1 and 3 because approval of Proposals 1 and 3 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 2. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     Proposal 4. Approval of Proposal 4 requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION

     Company has engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are estimated to be approximately $8,400. Company expects to solicit proxies principally by mail, but Company or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization, including Solicitor's costs.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, your Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement/Prospectus. To be considered for presentation at a meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of how to propose an individual for nomination as a director, please refer to the section of this Proxy Statement/Prospectus entitled "Proposal 2 -- Current Committees of the Board -- Nominating Committee."

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit N.

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit O.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The audit committee of the Board has appointed PricewaterhouseCoopers LLP (the "Auditor") as Company's independent public accountants for the fiscal year ending July 31, 2004. A representative of the Auditor is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The audit committee of the Board has considered whether the provision of the services below is compatible with maintaining the Auditor's independence.

FEES PAID TO THE AUDITOR RELATED TO COMPANY

     The Auditor billed Company (consisting of eight separate series portfolios) aggregate fees for professional services rendered for the 2003 fiscal year as follows:

Audit Fees..................................................  $165,650
Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees*.............................................  $ 32,713
                                                              --------
Total Fees..................................................  $198,363

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to Company.

FEES PAID TO THE AUDITOR NOT RELATED TO COMPANY

     The Auditor billed INVESCO aggregate fees for professional services rendered for the 2003 fiscal year to INVESCO, or any affiliate that provided services to Company, as follows:

Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees**............................................  $402,571
                                                              --------
Total Fees..................................................  $402,571

---------------

** As required by SEC rules, All Other Fees includes amounts paid to the Auditor by your Fund's advisor and other related entities that provide support for the operations of Company. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed upon procedures. The services performed for your Fund's advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

                                   EXHIBIT A

CLASSES OF SHARES OF YOUR FUND  CORRESPONDING CLASSES OF SHARES OF BUYING FUND
------------------------------  ----------------------------------------------
  Class A shares                            Class A shares
  Class B shares                            Class B shares
  Class C shares                            Class C shares
  Class K shares                            Class A shares
  Investor Class shares                     Investor Class shares

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

INVESCO VALUE EQUITY FUND (YOUR FUND)

     Performance information in the bar chart below is that of the Fund's Investor Class shares which has the longest operating history of the Fund's classes.

     The bar chart below shows the Fund's Investor Class actual yearly performance (commonly known as its "total return") for the years ended December 31 over the past decade or since inception. The table below shows the pre-tax and after-tax average annual total returns of Investor Class for various periods ended December 31, 2001 compared to the S&P 500 Index.

     After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption return assumes you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption return assumes payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rate in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax return shown is not relevant.

     The information in the chart and table illustrates the variability of the Fund's total return and how its performance compared to a broad measure of market performance. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

                      VALUE EQUITY FUND -- INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1)(2)

'92.........................................................   4.98%
'93.........................................................  10.43%
'94.........................................................   4.04%
'95.........................................................  30.60%
'96.........................................................  18.48%
'97.........................................................  28.00%
'98.........................................................  15.05%
'99.........................................................   1.12%
'00.........................................................  (5.43%)
'01.........................................................  (5.00%)


Best Calendar Qtr 12/98 16.66%
Worst Calendar Qtr 9/01 (12.71%)

                                              AVERAGE ANNUAL TOTAL RETURN
                                                     AS OF 12/31/01
                                          ------------------------------------
                                          1 YEAR     5 YEARS      10 YEARS
                                          ------     -------   ---------------
Value Equity Fund(1)(2)
  Return Before Taxes...................   (5.00)%    5.99%         9.58%
  Return After Taxes on Distributions...   (5.84)%    3.81%         7.50%
  Return After Taxes on Distributions
     and Sale of Fund Shares............   (2.46)%    4.67%         7.44%
  S&P 500 Index(3) (reflects no
     deduction for fees, expenses, or
     taxes).............................  (11.88)%   10.70%        12.93%

---------------

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class' expenses.

(2) Returns before taxes for Investor Class shares of Value Equity Fund year-to-date as of the calendar quarter ended September 30, 2002 was (25.24%).

(3) The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. Please keep in mind that the index does not pay brokerage, management, administrative or distribution expenses, all of which are paid by the class and are reflected in its annual returns. The index return also does not include sales charges or CDSCs that may be paid by the shareholder.

AIM LARGE CAP BASIC VALUE FUND (BUYING FUND)

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

  ANNUAL TOTAL RETURNS(1)

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................   21.74%
2001...................................................................    1.25%
2002...................................................................  -23.20%

     The Class A shares' year-to-date total return as of June 30, 2003 was 12.38%.

     During the periods shown in the bar chart, the highest quarterly return was 12.03% (quarter ended December 31, 2001) and the lowest quarterly return was -20.22% (quarter ended September 30, 2002).

  PERFORMANCE TABLE(1)

     The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

  Average Annual Total Returns (for the periods ended December 31, 2002)

                                                            SINCE         INCEPTION
                                               1 YEAR     INCEPTION         DATE
                                               ------     ---------       ---------
Class A......................................                             06/30/99
  Return Before Taxes........................  (27.42)%     (2.41)%
  Return After Taxes on Distributions........  (27.42)%     (2.80)%
  Return After Taxes on Distributions and
     Sales of Fund Shares....................  (16.84)%     (2.10)%
Russell 1000--Registered Trademark--
  Index(2)...................................  (21.65)%    (10.22)%(3)    06/30/99(3)
The S&P 500 Index(4).........................  (22.09)%    (10.73)%(3)    06/30/99(3)
The Russell 1000 Value Index(5)..............  (15.52)%     (5.79)%(3)    06/30/99(3)
Lipper Large Cap Value Fund Index(6).........  (19.68)%     (8.04)%(3)    06/30/99(3)

---------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) A significant portion of the fund's returns during certain periods prior to 2001 was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the "Financial Highlights" section of this prospectus.

(2) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

(3) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

(4) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.

(5) The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values.

(6) The Lipper Large Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Value category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have a below-average price-to-earnings ratio, price-to-book ratio and a three year sales-per-share growth value compared to the S&P 500 Index.

                                   EXHIBIT C

                    COMPARISON FEE TABLE AND EXPENSE EXAMPLE

FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Class A, Class B, Class C, Investor Class, and Class K shares of INVESCO Value Equity Fund ("Selling Fund"), and of Class A, Class B, Class C, and Class R shares of AIM Large Cap Basic Value Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided.

                                              SELLING FUND
                                            (AS OF 7/31/02)                                    BUYING FUND
                          ----------------------------------------------------              (AS OF 10/31/02)
                                                                      INVESTOR   ---------------------------------------
                          CLASS A     CLASS B   CLASS C   CLASS K      CLASS     CLASS A     CLASS B   CLASS C   CLASS R
                          SHARES      SHARES    SHARES    SHARES       SHARES    SHARES      SHARES    SHARES    SHARES
                          -------     -------   -------   -------     --------   -------     -------   -------   -------
SHAREHOLDER FEES (fees
  paid directly from
  your investment)
Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of offering
  price)................   5.50%       None      None      None         None      5.50%       None      None      None
Maximum Deferred Sales
  Charge (Load)(1)......   None(2)(3)  5.00%     1.00%     None(4)      None      None(2)(5)  5.00%     1.00%     None(6)
ANNUAL FUND OPERATING
  EXPENSES(7) (expenses
  that are deducted from
  fund assets)
Management Fees.........   0.75%       0.75%     0.75%     0.75%        0.75%     0.60%       0.60%     0.60%     0.60%
Distribution and/or
  Service (12b-1)
  Fees(8)...............   0.35%       1.00%     1.00%     0.45%        0.25%     0.35%       1.00%     1.00%     0.50%
Other Expenses(9).......   0.39%       0.39%     1.04%     0.39%        0.64%     0.43%       0.43%     0.43%     0.43%
Total Annual Fund
  Operating
  Expenses(10)..........   1.49%       2.14%     2.79%     1.59%        1.64%     1.38%       2.03%     2.03%     1.53%
Fee Waiver..............   None        None      0.04%     None         None      None        None      None      None
Net Expenses............   1.49%       2.14%     2.75%     1.59%        1.64%     1.38%       2.03%     2.03%     1.53%

                                              BUYING FUND
                                           PRO FORMA COMBINED
                                            (AS OF 10/31/02)
                          ----------------------------------------------------
                                                                      INVESTOR
                          CLASS A     CLASS B   CLASS C   CLASS R      CLASS
                          SHARES      SHARES    SHARES    SHARES       SHARES
                          -------     -------   -------   -------     --------
SHAREHOLDER FEES (fees
  paid directly from
  your investment)
Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of offering
  price)................   5.50%       None      None      None         None
Maximum Deferred Sales
  Charge (Load)(1)......   None(2)(5)  5.00%     1.00%     None(6)      None
ANNUAL FUND OPERATING
  EXPENSES(7) (expenses
  that are deducted from
  fund assets)
Management Fees.........   0.60%       0.60%     0.60%     0.60%        0.60%
Distribution and/or
  Service (12b-1)
  Fees(8)...............   0.35%       1.00%     1.00%     0.50%        0.25%
Other Expenses(9).......   0.42%       0.42%     0.42%     0.42%        0.42%
Total Annual Fund
  Operating
  Expenses(10)..........   1.37%       2.02%     2.02%     1.52%        1.27%
Fee Waiver..............   None        None      None      None         None
Net Expenses............   1.37%       2.02%     2.02%     1.52%        1.27%

---------------

 (1) For Selling Fund, calculated as a percentage of original purchase price. For Buying Fund and Buying Fund Pro Forma Combined, calculated as a percentage of original purchase price or redemption proceeds, whichever is less.

 (2) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

 (3) For qualified plans investing in Class A shares, you may pay a CDSC of 1% on your Class A shares if the plan is redeemed within 12 months from initial deposit in the plan's INVESCO account.

 (4) For qualified plans investing in Class K shares, you may pay a CDSC of 0.70% on your Class K shares if the plan is redeemed within 12 months from the initial deposit in the plan's INVESCO account.

 (5) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (6) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

 (7) There is no guarantee that actual expenses will be the same as those shown in the table.

 (8) Because each class pays a 12b-1 distribution and service fee which is based upon such class' assets, if you own shares for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

 (9) Other Expenses for Class A and Class B shares of Selling Fund and for Class R shares of Buying Fund are based on estimated expenses for the current fiscal year.

(10) INVESCO has contractually agreed to waive fees and bear any expenses on Selling Fund through April 30, 2004 to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 2.10%, 2.75% and 2.75% on Class A, Class B and Class C shares, respectively. INVESCO has also voluntarily agreed to limit Total Annual Operating Expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 1.40%, 2.05%, 2.05% and 1.30% on Class A, Class B, Class C and Investor Class shares, respectively. The voluntary expense limitations cannot be revoked by INVESCO prior to May 2004. Effective June 1, 2002, INVESCO is entitled to reimbursement from the classes for fees and expenses absorbed pursuant to voluntary and contractual expense limitation commitments between INVESCO and Selling Fund if such reimbursements do not cause a class to exceed expense limitations and the reimbursement is made within three years after INVESCO incurred the expenses.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                        ONE    THREE    FIVE     TEN
                                                        YEAR   YEARS   YEARS    YEARS
                                                        ----   -----   ------   ------
SELLING FUND
Class A shares(1)
  Assuming complete redemption at end of period.......  $693   $995    $1,318   $2,232
  Assuming no redemption..............................  $693   $995    $1,318   $2,232
Class B shares
  Assuming complete redemption at end of
     period(2)(3).....................................  $717   $970    $1,349   $2,307
  Assuming no redemption(3)...........................  $217   $670    $1,149   $2,307
Class C shares
  Assuming complete redemption at end of period(2)....  $378   $857    $1,467   $3,113
  Assuming no redemption..............................  $278   $857    $1,467   $3,113
Class K shares
  Assuming complete redemption at end of period.......  $162   $502    $  866   $1,889
  Assuming no redemption..............................  $162   $502    $  866   $1,889
Investor Class shares
  Assuming complete redemption at end of period.......  $167   $517    $  892   $1,944
  Assuming no redemption..............................  $167   $517    $  892   $1,944
BUYING FUND
Class A shares(1)
  Assuming complete redemption at end of period.......  $683   $963    $1,264   $2,116
  Assuming no redemption..............................  $683   $963    $1,264   $2,116
Class B shares
  Assuming complete redemption at end of
     period(2)(3).....................................  $706   $937    $1,293   $2,192
  Assuming no redemption(3)...........................  $206   $637    $1,093   $2,192
Class C shares
  Assuming complete redemption at end of period(2)....  $306   $637    $1,093   $2,358
  Assuming no redemption..............................  $206   $637    $1,093   $2,358
Class R shares
  Assuming complete redemption at end of period.......  $156   $483    $  834   $1,824
  Assuming no redemption..............................  $156   $483    $  834   $1,824

                                                        ONE    THREE    FIVE     TEN
                                                        YEAR   YEARS   YEARS    YEARS
                                                        ----   -----   ------   ------
BUYING FUND -- PRO FORMA COMBINED
Class A shares(1)
  Assuming complete redemption at end of period.......  $682   $960    $1,259   $2,106
  Assuming no redemption..............................  $682   $960    $1,259   $2,106
Class B shares
  Assuming complete redemption at end of
     period(2)(3).....................................  $705   $934    $1,288   $2,181
  Assuming no redemption(3)...........................  $205   $634    $1,088   $2,181
Class C shares
  Assuming complete redemption at end of period(2)....  $305   $634    $1,088   $2,348
  Assuming no redemption..............................  $205   $634    $1,088   $2,348
Class R shares
  Assuming complete redemption at end of period.......  $155   $480    $  829   $1,813
  Assuming no redemption..............................  $155   $480    $  829   $1,813
Investor Class shares
  Assuming complete redemption at end of period.......  $129   $403    $  697   $1,534
  Assuming no redemption..............................  $129   $403    $  697   $1,534

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of the applicable CDSC.

(3) Assumes conversion of Class B shares to Class A shares at the end of the eighth year.

THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

                          DIRECTOR COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002.

                                                                                        TOTAL
                                                                                     COMPENSATION
                             AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL     FROM ALL
                           COMPENSATION         ACCRUED BY         BENEFITS UPON       INVESCO
NAME OF DIRECTOR          FROM COMPANY(1)       COMPANY(2)         RETIREMENT(3)       FUNDS(4)
----------------          ---------------   -------------------   ----------------   ------------
Bob R. Baker............      $29,095             $5,233              $34,000          $138,000
James T. Bunch..........      $25,150                  0                    0          $124,625
Gerald J. Lewis.........      $25,612                  0                    0          $116,500
Larry Soll, Ph.D. ......      $26,476                  0                    0          $126,000

---------------

(1) The vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors. Amounts shown are for the fiscal year ended July 31, 2002.

(2) Represents estimated benefits accrued with respect to the current Retirement Plan and Deferred Retirement Plan Account Agreement, and not compensation deferred at the election of the directors. Amounts shown are for the fiscal year ended July 31, 2002.

(3) These amounts represent the estimated annual benefits payable by the ten INVESCO Funds upon the directors' retirement under the current Retirement Plan and Deferred Retirement Plan Account Agreement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the current Retirement Plan.

(4) All continuing directors currently serve as directors of ten registered investment companies advised by INVESCO.

                                   EXHIBIT E

                              OFFICERS OF COMPANY

     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Company is 4350 South Monaco Street, Denver, Colorado 80237.

NAME, YEAR OF BIRTH AND                OFFICER
POSITION(S) HELD WITH COMPANY           SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------          -------        -------------------------------------------
Mark H. Williamson -- 1951...........   1998     Director, President and Chief Executive Officer,
  Chairman of the Board                          A I M Management Group Inc.; Director, Chairman and
                                                 President, A I M Advisors, Inc. (registered
                                                 investment advisor); Director, A I M Distributors,
                                                 Inc. (registered broker dealer); and Chief Executive
                                                 Officer of the AIM Division of AMVESCAP PLC
                                                 (2003-present); formerly, Chief Executive Officer,
                                                 Managed Products Division, AMVESCAP PLC (2001-2002);
                                                 Chairman of the Board (1998-2002), President
                                                 (1998-2002) and Chief Executive Officer (1998-2002)
                                                 of INVESCO Funds Group, Inc. (registered investment
                                                 advisor) and INVESCO Distributors, Inc. (registered
                                                 broker dealer); Chief Operating Officer and Chairman
                                                 of the Board of INVESCO Global Health Sciences Fund;
                                                 Chairman and Chief Executive Officer of NationsBanc
                                                 Advisors, Inc.; and Chairman of NationsBanc
                                                 Investments, Inc.
Raymond R. Cunningham -- 1951........   2001     President (2001-present) and Chief Executive Officer
  President and Chief Executive                  (2003- present) of INVESCO Funds Group, Inc.;
  Officer                                        Chairman of the Board (2003-present) and President
                                                 (2003-present) of INVESCO Distributors, Inc.;
                                                 formerly, Chief Operating Officer (2001-2003) and
                                                 Senior Vice President (1999-2002) of INVESCO Funds
                                                 Group, Inc. and INVESCO Distributors, Inc.; and
                                                 Senior Vice President of GT Global -- North America
                                                 (1992-1998).
Glen A. Payne -- 1947................   1989     Senior Vice President, General Counsel and Secretary
  Secretary                                      of INVESCO Funds Group, Inc.; Senior Vice President,
                                                 Secretary and General Counsel of INVESCO
                                                 Distributors, Inc.; formerly, Secretary of INVESCO
                                                 Global Health Sciences Fund; General Counsel of
                                                 INVESCO Trust Company (1989-1998); and employee of
                                                 the Securities and Exchange Commission, Washington,
                                                 DC (1973-1989).
Ronald L. Grooms -- 1946.............   1988     Senior Vice President and Treasurer of INVESCO Funds
  Chief Accounting Officer, Chief                Group, Inc.; and Senior Vice President and Treasurer
  Financial Officer and Treasurer                of INVESCO Distributors, Inc.; formerly, Treasurer
                                                 and Principal Financial and Accounting Officer of
                                                 INVESCO Global Health Sciences Fund; and Senior Vice
                                                 President and Treasurer of INVESCO Trust Company
                                                 (1988-1998).
William J. Galvin, Jr. -- 1956.......   1992     Senior Vice President and Assistant Secretary INVESCO
  Assistant Secretary                            Funds Group, Inc.; and Senior Vice President and
                                                 Assistant Secretary of INVESCO Distributors, Inc.;
                                                 formerly, Trust Officer of INVESCO Trust Company
                                                 (1995-1998).

NAME, YEAR OF BIRTH AND                OFFICER
POSITION(S) HELD WITH COMPANY           SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------          -------        -------------------------------------------
Pamela J. Piro -- 1960...............   1999     Vice President and Assistant Treasurer of INVESCO
  Assistant Treasurer                            Funds Group, Inc.; and Assistant Treasurer of INVESCO
                                                 Distributors, Inc.; formerly, Assistant Vice
                                                 President (1996-1997).
Tane T. Tyler -- 1965................   2002     Vice President and Assistant General Counsel of
  Assistant Secretary                            INVESCO Funds Group, Inc.

                                   EXHIBIT F

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of Company, the following table sets forth certain information regarding the ownership as of July 25, 2003 of the shares of common stock of each class of each series portfolio of Company by the directors, nominees, and current executive officers of Company:

                                                                                   NUMBER OF SHARES
                                                                                OWNED BENEFICIALLY AND
                                                            SERIES AND CLASS     PERCENTAGE OF CLASS*
                                                            ----------------   ------------------------
Bob R. Baker..............................................
Sueann Ambron.............................................
Victor L. Andrews.........................................
Lawrence H. Budner........................................
James T. Bunch............................................
Raymond R. Cunningham.....................................
Richard W. Healey.........................................
Gerald J. Lewis...........................................
John W. McIntyre..........................................
Larry Soll, Ph.D. ........................................
Mark H. Williamson........................................
Frank S. Bayley...........................................
Bruce L. Crockett.........................................
Albert R. Dowden..........................................
Edward K. Dunn, Jr. ......................................
Jack M. Fields............................................
Carl Frischling...........................................
Robert H. Graham..........................................
Prema Mathai-Davis........................................
Lewis F. Pennock..........................................
Ruth H. Quigley...........................................
Louis S. Sklar............................................
Glen A. Payne.............................................
Ronald L. Grooms..........................................
William J. Galvin, Jr. ...................................
Pamela J. Piro............................................
Tane T. Tyler.............................................

---------------

* To the best knowledge of Company, the ownership of shares of each series portfolio of Company by current directors, nominees, and current executive officers of Company as a group constituted less than 1% of each class of each series portfolio of Company as of July 25, 2003.

                                   EXHIBIT G

                       DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex:

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                   DOLLAR RANGE OF    SECURITIES IN ALL REGISTERED INVESTMENT
                                                  EQUITY SECURITIES    COMPANIES OVERSEEN BY DIRECTOR IN THE
NAME OF DIRECTOR                                    IN YOUR FUND               INVESCO FUNDS COMPLEX
----------------                                  -----------------   ---------------------------------------
INDEPENDENT DIRECTORS
Bob R. Baker....................................     $1-$10,000                   $ 10,001-$50,000
James T. Bunch..................................     $1-$10,000                   $50,001-$100,000
Gerald J. Lewis.................................     $1-$10,000                   $50,001-$100,000
Larry Soll, Ph.D................................     $1-$10,000                      Over $100,000
INTERESTED DIRECTOR
Mark H. Williamson..............................           None                      Over $100,000
INDEPENDENT NOMINEES
Frank S. Bayley.................................           None                               None
Bruce L. Crockett...............................           None                               None
Albert R. Dowden................................           None                               None
Edward K. Dunn..................................           None                               None
Jack M. Fields..................................           None                               None
Carl Frischling.................................           None                               None
Prema Mathai-Davis..............................           None                               None
Lewis F. Pennock................................           None                               None
Ruth H. Quigley.................................           None                               None
Louis S. Sklar..................................           None                               None
NOMINEE WHO WILL BE INTERESTED
Robert H. Graham................................           None                               None

                                   EXHIBIT H

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of the principal executive officer and the directors of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

             NAME                       POSITION WITH AIM                PRINCIPAL OCCUPATION
             ----                       -----------------                --------------------
Mark H. Williamson.............  Director, Chairman and President  Director, President and Chief
                                                                   Executive Officer, A I M
                                                                   Management Group Inc.; Director,
                                                                   Chairman and President, A I M
                                                                   Advisors, Inc. (registered
                                                                   investment advisor); Director,
                                                                   A I M Distributors, Inc.
                                                                   (registered broker dealer); and
                                                                   Chief Executive Officer of the
                                                                   AIM Division of AMVESCAP PLC
Kevin M. Carome................  Director, Senior Vice President,  Director, Senior Vice President,
                                 General Counsel and Secretary     Secretary and General Counsel, A
                                                                   I M Management Group Inc.; Vice
                                                                   President, A I M Capital
                                                                   Management Inc., A I M
                                                                   Distributors, Inc. and A I M
                                                                   Fund Services, Inc., and
                                                                   Director, Vice President and
                                                                   General Counsel, Fund Management
                                                                   Company
Gary T. Crum...................  Director and Senior Vice          Chairman, Director and Director
                                 President                         of Investments, A I M Capital
                                                                   Management, Inc.; Director and
                                                                   Executive Vice President, A I M
                                                                   Management Group Inc.; Director,
                                                                   A I M Distributors, Inc. and
                                                                   AMVESCAP PLC
Dawn M. Hawley.................  Director, Senior Vice President   Director, Senior Vice President
                                 and Chief Financial Officer       and Chief Financial Officer,
                                                                   A I M Management Group Inc.;
                                                                   Vice President and Treasurer,
                                                                   A I M Capital Management, Inc.
                                                                   and A I M Distributors, Inc.;
                                                                   Director, Vice President and
                                                                   Chief Financial Officer, A I M
                                                                   Fund Services, Inc.; and Vice
                                                                   President and Chief Financial
                                                                   Officer, Fund Management Company

                                   EXHIBIT I

                   COMPENSATION TO INVESCO FUNDS GROUP, INC.

     Company pays INVESCO Funds Group, Inc., out of the assets of your Fund, as full compensation for all services rendered, an advisory fee for your Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of your Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of your Fund.

                                                                         NET FEES PAID TO        FEE WAIVERS
                                                                           INVESCO FUNDS          OR EXPENSE
                                                 TOTAL NET ASSETS FOR   GROUP, INC. FOR THE   REIMBURSEMENTS FOR
                                                  THE MOST RECENTLY        MOST RECENTLY      THE MOST RECENTLY
                                                   COMPLETED FISCAL      COMPLETED FISCAL      COMPLETED FISCAL
ANNUAL RATE (BASED ON AVERAGE DAILY NET ASSETS)     PERIOD OR YEAR        PERIOD OR YEAR        PERIOD OR YEAR
-----------------------------------------------  --------------------   -------------------   ------------------
0.75% of the first $500 million; 0.65% of the
next $500 million; 0.50% from $1 billion; 0.45%
from $2 billion; 0.40% from $4 billion; 0.375%
from $6 billion; 0.35% from $8 billion.......        $127,401,414            $704,447              $603,576

                                   EXHIBIT J

FEES PAID TO INVESCO FUNDS GROUP, INC. AND AFFILIATES IN MOST RECENT FISCAL YEAR

     The following chart sets forth the non-advisory fees paid by your Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.

                                                     INVESCO
                                                 (ADMINISTRATIVE         INVESCO               INVESCO
NAME OF FUND                                       SERVICES)*      DISTRIBUTORS, INC.**   (TRANSFER AGENCY)
------------                                     ---------------   --------------------   -----------------
INVESCO Value Equity...........................      $88,482             $195,862             $802,516

---------------

 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.

** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.

                                   EXHIBIT K

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM Advisors, Inc. by certain funds that have a similar investment objective as your Fund.

                                                                      TOTAL NET
                                                                    ASSETS FOR THE
                                                                         MOST
                                                                       RECENTLY      FEE WAIVER, EXPENSE LIMITATIONS
                                                                      COMPLETED       AND/OR EXPENSE REIMBURSEMENTS
                                          ANNUAL RATE               FISCAL PERIOD    FOR THE MOST RECENTLY COMPLETED
NAME OF FUND                  (BASED ON AVERAGE DAILY NET ASSETS)      OR YEAR            FISCAL PERIOD OR YEAR
------------                  -----------------------------------   --------------   -------------------------------
AIM Global Utilities Fund...  0.60% of the first $200 million;       $157,083,619    Waive 0.02% of advisory fee on
                              0.50% of the next $300 million;                        average net assets
                              0.40% of the next $500 million;
                              0.30% of the excess over $1 billion
AIM International Core        1.00%                                  $ 90,235,884    N/A
  Equity Fund...............
AIM Real Estate Fund........  0.90%                                  $193,700,806    N/A
AIM V.I. Global Utilities     0.65% of the first $250 million;       $ 21,034,499    Waive advisory fees to extent
  Fund......................  0.60% of the excess over $250                          necessary to limit expenses
                              million                                                (excluding Rule 12b-1 plan
                                                                                     fees, if any, interest, taxes,
                                                                                     dividend expense on short
                                                                                     sales, extraordinary items and
                                                                                     increases in expenses due to
                                                                                     expense offset arrangements, if
                                                                                     any) of each Series to 1.30%

                                   EXHIBIT L

                 PROPOSED COMPENSATION TO A I M ADVISORS, INC.

     The following table provides information with respect to the annual advisory fee rates proposed to be paid to A I M Advisors, Inc. by your Fund under the proposed advisory agreement.

                                                                       ANNUAL RATE
NET ASSETS                                                 (BASED ON AVERAGE DAILY NET ASSETS)
----------                                                 -----------------------------------

First $500 Million......................................                   0.75%
Next $500 Million.......................................                   0.65%
From $1 Billion.........................................                   0.55%
From $2 Billion.........................................                   0.45%
From $4 Billion.........................................                   0.40%
From $6 Billion.........................................                  0.375%
From $8 Billion.........................................                   0.35%

                                   EXHIBIT M

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of July 25, 2003, there were the following number of shares outstanding of each class of your Fund:

     Class A shares

     19,784.58

     Class B shares

     13,576.81

     Class C shares

     76,122.89

     Investor Class shares

     5,709,109.10

                                   EXHIBIT N

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                   NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                 CLASS OF SHARES        OWNED             RECORD*
----------------                                 ---------------   ----------------   ----------------
Putnam Fiduciary Cust. ........................         Class A         5,252.64           26.55%
H Betti Industries Inc. Savings Plan
Attn: DC Plan Admin MS C-10-C
1 Investors Way
Norwood, MA 02062-1584
Merrill Lynch..................................         Class A         3,994.23           20.19%
Security #97MN6
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486
Charles Schwab & Co. Inc. .....................         Class A         2,499.52           12.63%
Special Custody Acct. for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
Pershing LLC...................................         Class A         2,148.68           10.86%
P.O. Box 2052
Jersey City, NJ 07303-2052
NFSC FEBO #OJR-602213..........................         Class A         1,544.40             7.81
NFS/FMTC IRA
FBO Marilynn N. Templeton
4212 14th Ave. E
Bradenton, FL 34208-5814
Pershing LLC...................................         Class A         1,074.34            5.43%
P.O. Box 2052
Jersey City, NJ 07303-2052
Citigroup Global Markets Inc. .................         Class B         2,543.15           18.73%
333 West 34th St. -- 3rd Floor
New York, NY 10001-2402
Citigroup Global Markets Inc. .................         Class B         2,527.90           18.62%
333 West 34th St. -- 3rd Floor
New York, NY 10001-2402
UBS Financial Services Inc. ...................         Class B         1,513.77           11.15%
UBS PaineWebber CDN FBO
Johnny J. Grier
P.O. Box 3321
Weehawken, NJ 07086-8154
LPL Financial Services.........................         Class B         1,071.40            7.89%
A/C 2757-0203
9785 Towne Centre Dr.
San Diego, CA 92121-1968

                                                                   NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                                 CLASS OF SHARES        OWNED             RECORD*
----------------                                 ---------------   ----------------   ----------------
LPL Financial Services.........................         Class B           892.90            6.58%
A/C 5075-5786
9785 Towne Centre Dr.
San Diego, CA 92121-1968
Merrill Lynch..................................         Class B           735.73            5.42%
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486
UBS Financial Services Inc. ...................         Class C         4,027.47            5.29%
Kenneth Axelrod TTEE
Kenneth Axelrod Profit Sharing
Plan DTD 1/1/95
17 W. Main St.
Smithtown, NY 11787-2602
Charles Schwab & Co. Inc. .....................  Investor Class       669,702.57           11.73%
Special Custody Acct. for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
Invesco Trust Company TTEE.....................  Investor Class       620,170.72           10.86%
Magellan Health Services
Retirement Savings Plan & Trust 401K
P.O. Box 105779
Atlanta, GA 30348-5779
AMVESCAP Natl TC Cust..........................  Investor Class       349,216.09            6.12%
AP Technoglass Co.
Belletech Retirement Plan
1465 W. Sandusky Ave.
Bellefontaine, OH 43311-1082
AMVESCAP Natl Trust Company TTEE...............  Investor Class       291,631.48            5.11%
AFG Industries Employees Savings
& Investment Plan
P.O. Box 105779
Atlanta, GA 30348-5779

---------------

* Company has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   EXHIBIT O

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                            NUMBER OF SHARES   PERCENT OWNED OF
NAME AND ADDRESS                          CLASS OF SHARES        OWNED             RECORD*
----------------                          ---------------   ----------------   ----------------


---------------

* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                           INVESCO VALUE EQUITY FUND,
                            A SEPARATE PORTFOLIO OF
                           INVESCO STOCK FUNDS, INC.
                                AUGUST 13, 2003

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1  DEFINITIONS........................................................   I-1
SECTION 1.1.      Definitions.................................................   I-1

ARTICLE 2  TRANSFER OF ASSETS.................................................   I-4
SECTION 2.1.      Reorganization of Selling Fund..............................   I-4
SECTION 2.2.      Computation of Net Asset Value..............................   I-4
SECTION 2.3.      Valuation Date..............................................   I-4
SECTION 2.4.      Delivery....................................................   I-5
SECTION 2.5.      Termination of Series and Redemption of Selling Fund
                  Shares......................................................   I-5
SECTION 2.6.      Issuance of Buying Fund Shares..............................   I-5
SECTION 2.7.      Investment Securities.......................................   I-5
SECTION 2.8.      Liabilities.................................................   I-6

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF SELLER...........................   I-6
SECTION 3.1.      Organization; Authority.....................................   I-6
SECTION 3.2.      Registration and Regulation of Seller.......................   I-6
SECTION 3.3.      Financial Statements........................................   I-6
SECTION 3.4.      No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.5.      Selling Fund Shares; Business Operations....................   I-6
SECTION 3.6.      Accountants.................................................   I-7
SECTION 3.7.      Binding Obligation..........................................   I-7
SECTION 3.8.      No Breaches or Defaults.....................................   I-7
SECTION 3.9.      Authorizations or Consents..................................   I-7
SECTION 3.10.     Permits.....................................................   I-8
SECTION 3.11.     No Actions, Suits or Proceedings............................   I-8
SECTION 3.12.     Contracts...................................................   I-8
SECTION 3.13.     Properties and Assets.......................................   I-8
SECTION 3.14.     Taxes.......................................................   I-8
SECTION 3.15.     Benefit and Employment Obligations..........................   I-9
SECTION 3.16.     Brokers.....................................................   I-9
SECTION 3.17.     Voting Requirements.........................................   I-9
SECTION 3.18.     State Takeover Statutes.....................................   I-9
SECTION 3.19.     Books and Records...........................................   I-9
SECTION 3.20.     Prospectus and Statement of Additional Information..........   I-9
SECTION 3.21.     No Distribution.............................................   I-9
SECTION 3.22.     Liabilities of Selling Fund.................................   I-9
SECTION 3.23.     Value of Shares.............................................  I-10
SECTION 3.24.     Shareholder Expenses........................................  I-10
SECTION 3.25.     Intercompany Indebtedness; Consideration....................  I-10

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF BUYER............................  I-10
SECTION 4.1.      Organization; Authority.....................................  I-10
SECTION 4.2.      Registration and Regulation of Buyer........................  I-10
SECTION 4.3.      Financial Statements........................................  I-10

                                                                                PAGE
                                                                                ----
SECTION 4.4.      No Material Adverse Changes; Contingent Liabilities.........  I-10
SECTION 4.5.      Registration of Buying Fund Shares..........................  I-11
SECTION 4.6.      Accountants.................................................  I-11
SECTION 4.7.      Binding Obligation..........................................  I-11
SECTION 4.8.      No Breaches or Defaults.....................................  I-11
SECTION 4.9.      Authorizations or Consents..................................  I-12
SECTION 4.10.     Permits.....................................................  I-12
SECTION 4.11.     No Actions, Suits or Proceedings............................  I-12
SECTION 4.12.     Taxes.......................................................  I-12
SECTION 4.13.     Brokers.....................................................  I-13
SECTION 4.14.     Representations Concerning the Reorganization...............  I-13
SECTION 4.15.     Prospectus and Statement of Additional Information..........  I-13
SECTION 4.16.     Value of Shares.............................................  I-13
SECTION 4.17.     Intercompany Indebtedness; Consideration....................  I-13

ARTICLE 5  COVENANTS..........................................................  I-14
SECTION 5.1.      Conduct of Business.........................................  I-14
SECTION 5.2.      Announcements...............................................  I-14
SECTION 5.3.      Expenses....................................................  I-14
SECTION 5.4.      Further Assurances..........................................  I-14
SECTION 5.5.      Notice of Events............................................  I-14
SECTION 5.6.      Access to Information.......................................  I-15
SECTION 5.7.      Consents, Approvals and Filings.............................  I-15
SECTION 5.8.      Submission of Agreement to Shareholders.....................  I-15
SECTION 5.9.      Delay of Consummation of Reorganization.....................  I-15

ARTICLE 6  CONDITIONS PRECEDENT TO THE REORGANIZATION.........................  I-15
SECTION 6.1.      Conditions Precedent of Buyer...............................  I-15
SECTION 6.2.      Mutual Conditions...........................................  I-16
SECTION 6.3.      Conditions Precedent of Seller..............................  I-17

ARTICLE 7  TERMINATION OF AGREEMENT...........................................  I-17
SECTION 7.1.      Termination.................................................  I-17
SECTION 7.2.      Survival After Termination..................................  I-17

ARTICLE 8  MISCELLANEOUS......................................................  I-18
SECTION 8.1.      Survival of Representations, Warranties and Covenants.......  I-18
SECTION 8.2.      Governing Law...............................................  I-18
SECTION 8.3.      Binding Effect, Persons Benefiting, No Assignment...........  I-18
SECTION 8.4.      Obligations of Buyer and Seller.............................  I-18
SECTION 8.5.      Amendments..................................................  I-18
SECTION 8.6.      Enforcement.................................................  I-18
SECTION 8.7.      Interpretation..............................................  I-18
SECTION 8.8.      Counterparts................................................  I-19
SECTION 8.9.      Entire Agreement; Exhibits and Schedules....................  I-19
SECTION 8.10.     Notices.....................................................  I-19

                                                                                PAGE
                                                                                ----
SECTION 8.11.     Representations by Seller Investment Adviser................  I-19
SECTION 8.12.     Representations by Buyer Investment Adviser.................  I-19
SECTION 8.13.     Successors and Assigns; Assignment..........................  I-20

Exhibit A         Excluded Liabilities of Selling Fund
Schedule 2.1      Classes of Shares of Selling Fund and Corresponding Classes
                  of Shares of Buying Fund
Schedule 3.4      Certain Contingent Liabilities of Selling Fund
Schedule 3.5(d)   Permitted Restructurings and Redomestications of Funds
Schedule 4.4      Certain Contingent Liabilities of Buying Fund
Schedule 4.5(a)   Portfolios of Buyer
Schedule 4.5(b)   Classes of Shares of Buying Fund and Number of Shares of
                  Each Class Buyer is Authorized to Issue
Schedule 5.1      Permitted Combinations of Funds
Schedule 6.2(f)   Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of August 13, 2003 (this "Agreement"), by and among INVESCO Stock Funds, Inc., a Maryland corporation ("Seller"), acting on behalf of INVESCO Value Equity Fund ("Selling Fund"), a separate series of Seller, AIM Equity Funds, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Large Cap Basic Value Fund ("Buying Fund"), a separate series of Buyer, A I M Advisors, Inc., a Delaware corporation, and INVESCO Funds Group, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Buyer Investment Adviser (as defined below) provides investment advisory services to Buyer; and

     WHEREAS, Seller Investment Adviser (as defined below) provides investment advisory services to Seller; and

     WHEREAS, Selling Fund desires to provide for its reorganization through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller, Buyer, Buyer Investment Adviser and Seller Investment Adviser agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

     "Applicable Law" means the applicable laws of the state in which each of Buyer and Seller has been organized and shall include, as applicable, the Maryland General Corporation Law and the Delaware Statutory Trust Act.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

     "Buyer" means AIM Equity Funds, a Delaware statutory trust.

     "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

     "Buyer Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Buying Fund.

     "Buyer Investment Adviser" means A I M Advisors, Inc..

     "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-1424.

     "Buying Fund" means AIM Large Cap Basic Value Fund, a separate series of Buyer.

     "Buying Fund Auditors" means Ernst & Young LLP.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended October 31, 2002 and the unaudited financial statements of Buying Fund for the period ended April 30, 2003.

     "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

     "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means November 3, 2003, or such other date as the parties may mutually agree upon.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Exchangeability Date" means the first date on which Buyer Investment Adviser determines that shares of retail mutual funds advised by Buyer Investment Adviser and shares of retail mutual funds advised by Seller Investment Adviser generally may be exchanged for shares of the same or a similar class of each other.

     "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, the Charter, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading

Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

     "Required Shareholder Vote" means the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Seller" means INVESCO Stock Funds, Inc., a Maryland corporation.

     "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

     "Seller Investment Adviser" means INVESCO Funds Group, Inc..

     "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-1474.

     "Selling Fund" means INVESCO Value Equity Fund, a separate series of
Seller.

     "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

     "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended July 31, 2002 and the unaudited financial statements of Selling Fund for the period ended January 31, 2003.

     "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Termination Date" means December 31, 2003, or such later date as the parties may mutually agree upon.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5.  Termination of Series and Redemption of Selling Fund
Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing Date, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Charter and the Maryland General Corporation Law; provided, however, that the termination of Selling Fund as a designated series of Seller and the redemption of the outstanding shares of Selling Fund shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date. All issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of Buyer upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of

Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund; provided, however, that this Section 3.5(d) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (e) Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary corporate or trust action, as applicable, on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with

Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended July 31, 2003 and for the short taxable year beginning on August 1, 2003 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended July 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. As of the Closing Date, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     Section 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on
Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) The shares of Buyer are divided into those portfolios, including Buying Fund, that are set forth on Schedule 4.5(a).

     (b) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(b). Under its Governing Documents, Buyer is authorized to issue the number of shares of each such class that is set forth on Schedule 4.5(b).

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (d) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Seller for inclusion in the Combined Proxy Statement/Prospectus.

     (f) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary corporate or trust action, as applicable, on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) Buyer has no plan or intention to reacquire any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund or any person related to Buying Fund to acquire or redeem any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     SECTION 5.2 Announcements. Seller and Buyer shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither Seller nor Buyer shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. AMVESCAP PLC, on behalf of either Buyer Investment Adviser or Seller Investment Adviser, shall bear the costs and expenses incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information.

     (a) Seller will, during regular business hours and on reasonable prior notice, allow Buyer and its authorized representatives reasonable access to the books and records of Seller pertaining to the assets of Selling Fund and to officers of Seller knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Seller.

     (b) Buyer will, during regular business hours and on reasonable prior notice, allow Seller and its authorized representatives reasonable access to the books and records of Buyer pertaining to the assets of Buying Fund and to officers of Buyer knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Buyer.

     SECTION 5.7. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Maryland General Corporation Law, the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Directors/Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

     SECTION 5.9. Delay of Consummation of Reorganization. The parties acknowledge and agree that if the Exchangeability Date has not occurred prior to the Closing Date, consummation of the Reorganization shall not occur on the Closing Date but instead shall be postponed until a mutually acceptable date occurring subsequent to the Exchangeability Date; provided, however, that in no event shall the consummation of the Reorganization occur on a date subsequent to the Termination Date. In the case of such postponement of the consummation of the Reorganization, the parties agree that the term "Closing Date" in this Agreement shall mean in each instance such mutually acceptable date subsequent to the Exchangeability Date as the parties may choose to consummate the Reorganization.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, Seller Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Seller Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between Seller Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

     (a) by mutual written consent of Seller and Buyer; or

     (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

          (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

          (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

          (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to Seller:

               INVESCO Stock Funds, Inc.
               4350 South Monaco Street
               Denver, CO 80237
               Attn: Glen A. Payne

             with a copy to:

               Kirkpatrick & Lockhart LLP
               1800 Massachusetts Ave., N.W.
               Second Floor
               Washington, DC 20036-1800
               Attn: Clifford J. Alexander

          (b) If to Buyer:

               AIM Equity Funds
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: Kevin M. Carome

             with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

     SECTION 8.11. Representations by Seller Investment Adviser. In its capacity as investment adviser to Seller, Seller Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of Seller Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Representations by Buyer Investment Adviser. In its capacity as investment adviser to Buyer, Buyer Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.12, the best knowledge standard shall be deemed to mean that the officers of Buyer Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.13. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted restructurings and redomestications of funds set forth on Schedule 3.5(d).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          INVESCO STOCK FUNDS, INC., acting on
                                          behalf of
                                          INVESCO VALUE EQUITY FUND

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                          AIM EQUITY FUNDS, acting on behalf of
                                          AIM LARGE CAP BASIC VALUE FUND

                                          By:     /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          A I M ADVISORS, INC.

                                          By:    /s/ MARK H. WILLIAMSON
                                            ------------------------------------

                                          INVESCO FUNDS GROUP, INC.

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                   EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

                                                              CORRESPONDING CLASSES OF
CLASSES OF SHARES OF SELLING FUND                              SHARES OF BUYING FUND
---------------------------------                             ------------------------
Class A shares..............................................  Class A shares
Class B shares..............................................  Class B shares
Class C shares..............................................  Class C shares
Class K shares..............................................  Class A shares
Investor Class shares.......................................  Investor Class shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                SCHEDULE 3.5(d)

             PERMITTED RESTRUCTURINGS AND REDOMESTICATIONS OF FUNDS

CURRENT FUNDS                                               CORRESPONDING NEW FUNDS
-------------                                               -----------------------
AIM ADVISOR FUNDS................................  AIM INVESTMENT SECURITIES FUNDS
  (DELAWARE STATUTORY TRUST)                         (DELAWARE STATUTORY TRUST)
AIM International Core Equity Fund...............  AIM International Core Equity Fund
AIM Real Estate Fund.............................  AIM Real Estate Fund

AIM INTERNATIONAL FUNDS, INC.....................  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
AIM European Growth Fund.........................  AIM European Growth Fund

INVESCO BOND FUNDS, INC..........................  AIM BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO High Yield Fund..........................  INVESCO High Yield Fund
INVESCO Select Income Fund.......................  INVESCO Select Income Fund
INVESCO Tax-Free Bond Fund.......................  INVESCO Tax-Free Bond Fund
INVESCO U.S. Government Securities Fund..........  INVESCO U.S. Government Securities Fund

INVESCO COMBINATION STOCK & BOND FUNDS, INC......  AIM COMBINATION STOCK & BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Balanced Fund............................  INVESCO Balanced Fund
INVESCO Total Return Fund........................  INVESCO Total Return Fund

INVESCO COUNSELOR SERIES FUNDS, INC..............  AIM COUNSELOR SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Advantage Fund...........................  INVESCO Advantage Fund

INVESCO INTERNATIONAL FUNDS, INC.................  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO European Fund............................  INVESCO European Fund
INVESCO International Blue Chip Value Fund.......  INVESCO International Blue Chip Value Fund

INVESCO MONEY MARKET FUNDS, INC..................  AIM TREASURER'S SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Cash Reserves Fund.......................  INVESCO Cash Reserves Fund
INVESCO Tax-Free Money Fund......................  INVESCO Tax-Free Money Fund

INVESCO SECTOR FUNDS, INC........................  AIM SECTOR FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Energy Fund..............................  INVESCO Energy Fund
INVESCO Financial Services Fund..................  INVESCO Financial Services Fund
INVESCO Real Estate Opportunity Fund.............  INVESCO Real Estate Opportunity Fund
INVESCO Technology Fund..........................  INVESCO Technology Fund
INVESCO Telecommunications Fund..................  INVESCO Telecommunications Fund
INVESCO Utilities Fund...........................  INVESCO Utilities Fund

INVESCO STOCK FUNDS, INC.........................  AIM STOCK FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Growth Fund..............................  INVESCO Growth Fund
INVESCO Growth & Income Fund.....................  INVESCO Growth & Income Fund
INVESCO Value Equity Fund........................  INVESCO Value Equity Fund

                                  SCHEDULE 4.4

                 CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                SCHEDULE 4.5(a)

                              PORTFOLIOS OF BUYER

AIM Aggressive Growth Fund

AIM Basic Value II Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Core Strategies Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Mid Cap Growth Fund

AIM U.S. Growth Fund

AIM Weingarten Fund

                                SCHEDULE 4.5(b)

                                                              NUMBER OF SHARES OF EACH CLASS
CLASSES OF SHARES OF BUYING FUND                               BUYER IS AUTHORIZED TO ISSUE
--------------------------------                              ------------------------------
Class A shares..............................................            Unlimited
Class B shares..............................................            Unlimited
Class C shares..............................................            Unlimited
Class R shares..............................................            Unlimited
Investor Class shares.......................................            Unlimited

                                  SCHEDULE 5.1

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders; provided that, no opinion is expressed as to the effect of the Reorganization on Selling Fund or any Selling Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

                     AIM LARGE CAP BASIC VALUE FUND

                     July 21, 2003




                     Prospectus

                     AIM Large Cap Basic Value Fund seeks to provide long-term growth of capital with a secondary objective of current income.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B, C, R and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

                     Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing
                     Shares -- Grandfathered Investors."

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fee Table                                            4

Expense Example                                      4

FUND MANAGEMENT                                      5
------------------------------------------------------
The Advisor                                          5

Advisor Compensation                                 5

Portfolio Managers                                   5

OTHER INFORMATION                                    5
------------------------------------------------------
Sales Charges                                        5

Dividends and Distributions                          5

FINANCIAL HIGHLIGHTS                                 6
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-4

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-11

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is long-term growth of capital with a secondary objective of current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objectives by investing, normally, at least 80% of its assets in securities of large-capitalization companies that offer potential for capital growth, and may offer potential for current income. In complying with this 80% investment requirement, the fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The fund may also invest up to 25% of its total assets in foreign securities. The fund may also invest in debt instruments that are consistent with its investment objectives of long-term growth of capital and current income. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The portfolio managers purchase securities of companies that they believe have the potential for above-average growth in revenues and earnings and that they believe are undervalued in relation to long-term earning power or other factors. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices fall; the longer a bond's duration, the more sensitive it is to this risk.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund. Also, since a large percentage of the fund's assets will be invested in a limited number of securities, any change in value of those securities could significantly affect the value of your investment in the fund.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS(1)
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                                                         ANNUAL
YEARS ENDED                                                               TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
2000...................................................................   21.74%
2001...................................................................    1.25%
2002...................................................................  -23.20%


    The Class A shares' year-to-date total return as of June 30, 2003 was 12.38%.

    During the periods shown in the bar chart, the highest quarterly return was 12.03% (quarter ended December 31, 2001) and the lowest quarterly return was -20.22% (quarter ended September 30, 2002).

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE(1)

The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                              SINCE         INCEPTION
December 31, 2002)                      1 YEAR    INCEPTION          DATE
-------------------------------------------------------------------------------
Class A                                                             06/30/99
  Return Before Taxes                   (27.42)%      (2.41)%
  Return After Taxes on Distributions   (27.42)       (2.80)
  Return After Taxes on Distributions
     and Sales of Fund Shares           (16.84)       (2.10)
Class B                                                             08/01/00
  Return Before Taxes                   (27.55)       (7.51)
Class C                                                             08/01/00
  Return Before Taxes                   (24.50)       (6.34)
Class R(2)                                                          06/30/99(2)
  Return Before Taxes                   (23.33)       (0.98)
Investor Class(3)                                                   06/30/99(3)
  Return Before Taxes                   (23.20)       (0.83)
-------------------------------------------------------------------------------
Russell 1000--Registered Trademark--
  Index(4)                              (21.65)      (10.22)(5)     06/30/99(5)
The S&P 500 Index(6)                    (22.09)      (10.73)(5)     06/30/99(5)
The Russell 1000 Value Index(7)         (15.52)       (5.79)(5)     06/30/99(5)
Lipper Large Cap Value Fund Index(8)    (19.68)       (8.04)(5)     06/30/99(5)
-------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B, C, R and Investor Class will vary.

(1) A significant portion of the fund's returns during certain periods prior to 2001 was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the "Financial Highlights" section of this prospectus.
(2) The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date shown in the table is that of the fund's Class A shares. The inception date of the fund's Class R shares is June 3, 2002.
(3) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value and reflect the higher Rule 12b-1 fees applicable to Class A shares. Investor Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Investor Class has a different expense structure. The inception date shown in the table is that of the fund's Class A shares. As of July 21, 2003, Investor Class shares have not commenced operations.
(4) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(5) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.
(6) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(7) The Russell 1000--Registered Trademark-- Value Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with lower price-to-book ratios and lower forecasted growth values.
(8) The Lipper Large Cap Value Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Value category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have a below-average price-to-earnings ratio, price-to-book ratio and a three year sales-per-share growth value compared to the S&P 500 Index.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
---------------------------------------------------------------------------------------------
(fees paid directly from your                                                       INVESTOR
investment)                           CLASS A     CLASS B    CLASS C    CLASS R     CLASS
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases
(as a percentage of offering price)    5.50%        None       None       None        None

Maximum Deferred Sales Charge (Load)
(as a percentage of original
purchase price or redemption
proceeds, whichever is less)           None(1,2)    5.00%      1.00%      None(3)     None
---------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------------------
(expenses that are deducted from fund                                              INVESTOR
assets)                                    CLASS A   CLASS B   CLASS C   CLASS R    CLASS
--------------------------------------------------------------------------------------------
Management Fees                             0.60%     0.60%     0.60%     0.60%      0.60%

Distribution and/or
Service (12b-1) Fees                        0.35      1.00      1.00      0.50       0.25

Other Expenses(5)                           0.43      0.43      0.43      0.43       0.43

Total Annual Fund
Operating Expenses                          1.38      2.03      2.03      1.53       1.28
--------------------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Effective November 1, 2002, if you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other expenses for Class R shares and Investor Class shares are based on estimated average net assets for the current fiscal year.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
Class A                                       $683      $963      $1,264      $2,116
Class B                                        706       937       1,293       2,192
Class C                                        306       637       1,093       2,358
Class R                                        156       483         834       1,824
Investor Class                                 130       406         702       1,545
-------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------
Class A                                       $683      $963      $1,264      $2,116
Class B                                        206       637       1,093       2,192
Class C                                        206       637       1,093       2,358
Class R                                        156       483         834       1,824
Investor Class                                 130       406         702       1,545
-------------------------------------------------------------------------------------

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2002, the advisor received compensation of 0.60% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Bret W. Stanley (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

- R. Canon Coleman II, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999 he was a full-time student. From 1993 to 1997, he worked as a CPA for Deloitte & Touche.

- Matthew W. Seinsheimer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was Portfolio Manager for American Indemnity Company.

- Michael J. Simon, Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 2001. From 1996 to 2001, he was equity analyst and portfolio manager for Luther King Capital Management.

They are assisted by the Basic Value Team. More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Large Cap Basic Value Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal period ended 2002 and for the fiscal years 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information prior to fiscal year 2001 was audited by other public accountants.

    A significant portion of the fund's returns was attributable to its investments in IPOs during certain fiscal years prior to 2001, including the fiscal year ended October 31, 2000, which had a magnified impact on the fund due to its relatively small asset base during those periods. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.


                                                                           CLASS A
                                          --------------------------------------------------------------------------
                                                                                                     JUNE 30, 1999
                                          SIX MONTHS                                                (DATE OPERATIONS
                                           ENDED                 YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                          APRIL 30,        ----------------------------------         OCTOBER 31,
                                            2003            2002          2001          2000              1999
                                          ----------       -------       -------       ------       ----------------
Net asset value, beginning of period       $  9.20         $ 10.94       $ 12.05       $ 9.40            $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.00            0.01(a)       0.02(a)      0.07(a)           0.03
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.38           (1.75)        (1.07)        2.88             (0.63)
====================================================================================================================
    Total from investment operations          0.38           (1.74)        (1.05)        2.95             (0.60)
====================================================================================================================
Less distributions:
  Dividends from net investment income          --              --         (0.04)       (0.18)               --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         --              --         (0.02)       (0.12)               --
====================================================================================================================
    Total distributions                         --              --         (0.06)       (0.30)               --
====================================================================================================================
Net asset value, end of period             $  9.58         $  9.20       $ 10.94       $12.05            $ 9.40
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                               4.13%         (15.90)%       (8.74)%      32.21%            (6.00)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $99,590         $94,387       $68,676       $5,888            $1,153
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                            1.46%(c)        1.38%         1.27%        1.25%             1.25%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         1.46%(c)        1.38%         1.36%        8.21%            10.02%(d)
====================================================================================================================
Ratio of net investment income to
  average net assets                          0.05%(c)        0.11%         0.17%        0.62%             0.87%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                      12%             37%           18%          57%               10%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $98,580,479.
(d) Annualized.
(e) Not annualized for periods less than one year.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                         CLASS B
                                               -----------------------------------------------------------
                                                                                            AUGUST 1, 2000
                                               SIX MONTHS        YEAR ENDED OCTOBER         (DATE SALES
                                                ENDED                    31,                COMMENCED) TO
                                               APRIL 30,        ---------------------       OCTOBER 31,
                                                 2003            2002          2001            2000
                                               ----------       -------       -------       --------------
Net asset value, beginning of period            $  9.07         $ 10.86       $ 12.02           $10.85
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.03)          (0.06)(a)     (0.06)(a)         0.00
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.37           (1.73)        (1.05)            1.17
==========================================================================================================
    Total from investment operations               0.34           (1.79)        (1.11)            1.17
==========================================================================================================
Less distributions:
  Dividends from net investment income               --              --         (0.03)              --
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --              --         (0.02)              --
==========================================================================================================
    Total distributions                              --              --         (0.05)              --
==========================================================================================================
Net asset value, end of period                  $  9.41         $  9.07       $ 10.86           $12.02
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                    3.75%         (16.48)%       (9.25)%          10.78%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $64,419         $63,977       $58,681           $2,815
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 2.11%(c)        2.02%         1.95%            1.93%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                              2.11%(c)        2.02%         2.04%            8.89%(d)
==========================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.60)%(c)      (0.53)%       (0.51)%          (0.06)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                           12%             37%           18%              57%
__________________________________________________________________________________________________________
==========================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $64,780,456.
(d) Annualized.
(e) Not annualized for periods less than one year.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                         CLASS C
                                               -----------------------------------------------------------
                                                                                            AUGUST 1, 2000
                                               SIX MONTHS        YEAR ENDED OCTOBER          (DATE SALES
                                                 ENDED                   31,                COMMENCED) TO
                                               APRIL 30,        ---------------------        OCTOBER 31,
                                                  2003           2002          2001              2000
                                               ----------       -------       -------       --------------
Net asset value, beginning of period            $  9.07         $ 10.85       $ 12.02           $10.85
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.03)          (0.06)(a)     (0.06)(a)         0.00
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.37           (1.72)        (1.06)            1.17
==========================================================================================================
    Total from investment operations               0.34           (1.78)        (1.12)            1.17
==========================================================================================================
Less distributions:
  Dividends from net investment income               --              --         (0.03)              --
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --              --         (0.02)              --
==========================================================================================================
    Total distributions                              --              --         (0.05)              --
==========================================================================================================
Net asset value, end of period                  $  9.41         $  9.07       $ 10.85           $12.02
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                    3.75%         (16.41)%       (9.33)%          10.78%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $22,720         $21,775       $20,680           $1,248
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 2.11%(c)        2.02%         1.95%            1.93%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                              2.11%(c)        2.02%         2.04%            8.89%(d)
==========================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.60)%(c)      (0.53)%       (0.51)%          (0.06)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                           12%             37%           18%              57%
__________________________________________________________________________________________________________
==========================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $22,923,844.
(d) Annualized.
(e) Not annualized for periods less than one year.

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------



                                                                         CLASS R
                                                              -----------------------------
                                                                             JUNE 3, 2002
                                                              SIX MONTHS      (DATE SALES
                                                                ENDED        COMMENCED) TO
                                                              APRIL 30,       OCTOBER 31,
                                                                 2003            2002
                                                              ----------    ---------------
Net asset value, beginning of period                            $ 9.20          $ 11.60
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)           0.002(a)
-------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.37            (2.40)
===========================================================================================
    Total from investment operations                              0.37            (2.40)
===========================================================================================
Net asset value, end of period                                  $ 9.57          $  9.20
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                                   4.02%          (20.69)%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  102          $     8
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.61%(c)         1.54%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                             1.61%(c)         1.54%(d)
===========================================================================================
Ratio of net investment income (loss) to average net assets      (0.10)%(c)       (0.05)%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate(e)                                          12%              37%
___________________________________________________________________________________________
===========================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $59,211.
(d) Annualized.
(e) Not annualized for periods less than one year.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B              CLASS C              CLASS R              INVESTOR CLASS(6)
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(5)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(4)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $250,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM Fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

(6) As of July 21, 2003 Investor Class shares of AIM Blue Chip Fund, AIM European Growth Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund and AIM Tax-Exempt Cash Fund have not commenced operations.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares). The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Systematic Purchase Plan                                         50                                             25(1)

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500(2)                                          50
-------------------------------------------------------------------------------------------------------------------------


(1) $50 for Investor Class shares.

(2) $1,000 for Investor Class shares.

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

As of July 21, 2003, Investor Class shares of certain funds that intend to offer such shares have not commenced operations (for a listing of funds that intend to offer Investor Class shares see the "Choosing a Share Class" section of your prospectus). Once operations commence, Investor Class shares of such funds may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) INVESCO Funds directors, employees of AMVESCAP PLC and its subsidiaries.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

$1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM Fund; or

(8) Class A or A3 shares of an AIM Fund for Investor Class shares of any AIM Fund as long as you own Investor Class shares of any AIM Fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM Fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) one another;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (c) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

           (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

           (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003; or

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and
- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--07/03

                         ------------------------------
                         AIM LARGE CAP BASIC VALUE FUND
                         ------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM LARGE CAP BASIC VALUE FUND
 SEC 1940 Act file number: 811-1424
------------------------------------

AIMinvestments.com               LCBV-PRO-1

                                                                    APPENDIX III

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND EMPHASIZES UNDERVALUED STOCKS OVER PROLONGED BEAR MARKET

HOW DID THE FUND PERFORM?

AIM Large Cap Basic Value Fund lost ground under the weight of the protracted bear market. For the fiscal year ended October 31, 2002, Class A shares returned -15.98%, Class B and Class C shares returned -16.48%, and Class R shares returned -16.06% at net asset value (excluding sales charges).

    Comparative indexes experienced a similar downturn. The Russell 1000 Index returned -14.60% for the year ended October 31, 2002. Other key indexes also lost ground. The Lipper Large-Cap Value Fund Index returned -14.27%.

WHAT WERE MAJOR TRENDS IN U.S. STOCK MARKETS?

Stocks remained in the grip of a protracted bear market for most of the fiscal year, which saw several major market indexes, including the Dow and the S&P 500, dip to their lowest levels since 1997. When the fiscal year began, markets were in the midst of a strong rally after shaking off the effects of the September 11 terrorist attacks. The Federal Reserve Board (the Fed) helped spark the rally by cutting the key federal funds rate. At fiscal year-end, it stood at 1.75%--its lowest level since 1961.

    However, the rally ended by January 2002 when the accounting practices of several high-profile companies came under scrutiny and cast doubts on the reliability of corporate earnings reports. Investors were also concerned about mixed economic signals, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq.

    Markets rebounded during the final weeks of the fiscal year, and the Dow's October performance was its best for a single month in more than 15 years. Several major companies reported better-than-expected earnings, and the prospect of additional Fed interest-rate cuts sent stocks higher. However, as the reporting period closed, it was uncertain whether the rally was sustainable.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

Weak performance in recent months for fund holdings came primarily from financials, industrials, consumer cyclicals, and technology. Generally speaking, we did not reduce the portfolio's exposure to these areas for the following reasons.

    We believe a compelling opportunity is forming in the equity markets. Business values are largely stable despite the rapid declines of stock prices. More importantly, prices on many quality businesses reflect substantial discounts to their intrinsic values.

PORTFOLIO COMPOSITION

as of 10/31/02, based on total net assets

====================================================================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES                               TOP COUNTRIES
------------------------------------------------------------------------------------------------------------------------------------
 1. Tyco International Ltd. (Bermuda)   3.6%     1. Diversified Financial Services     13.0%            [PIE CHART]

 2. Citigroup Inc.                      3.6      2. Banks                               6.0     U.S.A.                 90%

 3. Waste Management, Inc.              3.1      3. Industrial Conglomerates            5.4     Bermuda                 6%

 4. Freddie Mac                         3.0      4. Oil & Gas Drilling                  4.8     Netherlands             4%

 5. Applied Materials, Inc.             3.0      5. Advertising                         4.2

 6. Schlumberger Ltd.                   2.8      6. Data Processing Services            4.1

 7. Omnicom Group Inc.                  2.6      7. Food Retail                         3.9

 8. Walt Disney Co. (The)               2.6      8. Diversified Commercial Services     3.3

 9. Transocean Inc.                     2.4      9. Pharmaceuticals                     3.1

10. First Data Corp.                    2.4     10. Property & Casualty Insurance       3.1

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

================================================================================

                                WHILE WE BELIEVE

                               THE OVERALL EQUITY

                              MARKET IS MODERATELY

                               UNDERVALUED, WE ARE

                                FINDING EVEN MORE

                              COMPELLING VALUATION

                              OPPORTUNITIES WITHIN

                                   THE MARKET.

================================================================================

    While we believe the overall equity market is moderately undervalued, we are finding even more compelling valuation opportunities within the market. Most of the opportunities are in companies that are leveraged to economic growth or have fallen victim to Wall Street's fears of accounting and corporate governance.

    Accordingly, we have avoided the temptation to build a defensive portfolio for short-term advantage. Instead, we have attempted to create long-term value for shareholders by building a portfolio of undervalued stocks diversified across quality businesses that have the potential to grow in the economic rebound we believe is approaching.

CAN YOU DISCUSS A FEW HOLDINGS IN THE PORTFOLIO?

o Omnicom is the world's third-largest advertising conglomerate (behind WPP Group and Interpublic in worldwide billings) and is responsible for many notable slogans and catch phrases. It was a strong gainer for the fund.

o Tyco is under new management and is working to move beyond the controversy associated with former CEO Dennis Kozlowski. The company was the fund's largest holding at the end of the reporting period, and despite earlier price declines, continues to produce strong cash flow.

o Merrill Lynch has lost half its market value since the peak of the bull market, and this decline in price has enabled us to acquire a position in this leading financial service company at an attractive price. We believe a combination of stronger capital markets, new management, and a powerful competitive position is likely to close the current gap between market value and intrinsic value. What were conditions like at the close of the fiscal year Economic and market conditions remained uncertain. Inflation and interest rates were low. Preliminary figures indicated that the nation's gross domestic product (GDP) grew at an annualized rate of 4.0% in the third quarter of 2002 compared to 1.3% in the second quarter of the same year. Healthy consumer spending, which accounts for about two-thirds of economic activity, accounted for much of the third-quarter economic expansion. However, a weak job market threatened to put a damper on consumer spending as companies were reluctant to hire new employees amid concerns about the strength of the economy. In this environment, the stock market remained volatile and its direction unpredictable. While stock valuations were more attractive then they had been in recent years, investors continued to be cautious because of economic uncertainties, lackluster corporate earnings, and the prospect of a conflict with Iraq.

HISTORY SHOWS THAT BEAR MARKETS NEVER LAST ...

U. S. STOCK MARKET AS REPRESENTED BY S&P 500

                                  [LINE CHART]

9/30/52        24     3/31/61        65     9/30/69        93     3/31/78        89     9/30/86       231     3/31/95          500
12/31/52       26     6/30/61        64     12/31/69       92     6/30/78        95     12/31/86      242     6/30/95          544
3/31/53        25     9/29/61        66     3/31/70        89     9/29/78       102     3/31/87       291     9/29/95          584
6/30/53        24     12/29/61       71     6/30/70        72     12/29/78       96     6/30/87       304     12/29/95         615
9/30/53        23     3/30/62        69     9/30/70        84     3/30/79       101     9/30/87       321     3/29/96          645
12/31/53       24     6/29/62        54     12/31/70       92     6/29/79       102     12/31/87      247     6/28/96          670
3/31/54        26     9/28/62        56     3/31/71       100     9/28/79       109     3/31/88       258     9/30/96          687
6/30/54        29     12/31/62       63     6/30/71        99     12/31/79      107     6/30/88       273     12/31/96         740
9/30/54        32     3/29/63        66     9/30/71        98     3/31/80       102     9/30/88       271     3/31/97          757
12/31/54       35     6/28/63        69     12/31/71      102     6/30/80       114     12/30/88      277     6/30/97          885
3/31/55        36     9/30/63        71     3/31/72       107     9/30/80       125     3/31/89       294     9/30/97          947
6/30/55        41     12/31/63       75     6/30/72       107     12/31/80      135     6/30/89       317     12/31/97         970
9/30/55        43     3/31/64        78     9/29/72       110     3/31/81       136     9/29/89       349     3/31/98         1101
12/30/55       45     6/30/64        81     12/29/72      118     6/30/81       131     12/29/89      353     6/30/98         1133
3/30/56        48     9/30/64        84     3/30/73       111     9/30/81       116     3/30/90       339     9/30/98         1017
6/29/56        46     12/31/64       84     6/29/73       104     12/31/81      122     6/29/90       358     12/31/98        1229
9/28/56        45     3/31/65        86     9/28/73       108     3/31/82       111     9/28/90       306     3/31/99         1286
12/31/56       46     6/30/65        84     12/31/73       97     6/30/82       109     12/31/90      330     6/30/99         1372
3/29/57        44     9/30/65        89     3/29/74        93     9/30/82       120     3/29/91       375     9/30/99         1282
6/28/57        47     12/31/65       92     6/28/74        86     12/31/82      140     6/28/91       371     12/31/99        1469
9/30/57        42     3/31/66        89     9/30/74        63     3/31/83       152     9/30/91       387     3/31/00         1498
12/31/57       39     6/30/66        84     12/31/74       68     6/30/83       168     12/31/91      417     6/30/00         1454
3/31/58        42     9/30/66        76     3/31/75        83     9/30/83       166     3/31/92       403     9/29/00         1436
6/30/58        45     12/30/66       80     6/30/75        95     12/30/83      164     6/30/92       408     12/29/00        1320
9/30/58        50     3/31/67        90     9/30/75        83     3/30/84       159     9/30/92       417     3/30/01         1160
12/31/58       55     6/30/67        90     12/31/75       90     6/29/84       153     12/31/92      435     6/29/01         1224
3/31/59        55     9/29/67        96     3/31/76       102     9/28/84       166     3/31/93       451     9/28/01         1040
6/30/59        58     12/29/67       96     6/30/76       104     12/31/84      167     6/30/93       450     12/31/01        1148
9/30/59        56     3/29/68        90     9/30/76       105     3/29/85       180     9/30/93       458     3/29/02         1147
12/31/59       59     6/28/68        99     12/31/76      107     6/28/85       191     12/31/93      466     6/28/02          989
3/31/60        55     9/30/68       102     3/31/77        98     9/30/85       182     3/31/94       445     9/30/02          815
6/30/60        56     12/31/68      103     6/30/77       100     12/31/85      211     6/30/94       444
9/30/60        53     3/31/69       101     9/30/77        96     3/31/86       238     9/30/94       462
12/30/60       58     6/30/69        97     12/30/77       95     6/30/86       250     12/30/94      459

                                                                                                                Source: Bloomberg LP

====================================================================================================================================

The last 2 1/2 years have been challenging for equity mutual fund investors. The S&P 500, considered representative of U.S. stock market performance, has declined significantly since hitting an all-time high in early 2000.

    The colored bars on the chart represent bear markets, typically defined as a 20% decline in the stock market. As the chart shows, the 2000-2002 bear market has been more severe and more prolonged than any other in the last 50 years. But it shows that market declines have always ended--and that the stock market has risen over time. While past performance cannot guarantee comparable future results, and while no one can say precisely when the current decline will end, history shows that bear markets never last.

    That is why AIM urges all investors to maintain a long-term investment discipline.

================================================================================

                    PORTFOLIO MANAGEMENT TEAM AS OF 10/31/02

                          BRET W. STANLEY, LEAD MANAGER

                             MATTHEW W. SEINSHEIMER

                                MICHAEL J. SIMON

                      ASSISTED BY THE AIM BASIC VALUE TEAM

                          See important fund and index
                         disclosures inside front cover.

                                     [GRAPHIC]

                           For More Information Visit

                               AIMinvestments.com

================================================================================

RESULTS OF A $10,000 INVESTMENT
6/30/99-10/31/02

                                [MOUNTAIN CHART]

                AIM LARGE CAP
               BASIC VALUE FUND    LIPPER LARGE-CAP        RUSSELL
DATE            CLASS A SHARES     VALUE FUND INDEX      1000 INDEX

06/30/99            9450                10000              10000
7/99                9099                 9716               9695
8/99                8872                 9539               9604
9/99                8455                 9186               9340
10/99               8879                 9629               9968
11/99               9237                 9662              10224
12/99               9690                 9960              10840
1/00                9417                 9539              10396
2/00                9260                 9138              10368
3/00               10321                 9974              11313
4/00               10280                 9863              10936
5/00               10543                 9871              10653
6/00               10220                 9762              10925
7/00               10443                 9718              10743
8/00               11075                10280              11539
9/00               11249                10118              11003
10/00              11725                10199              10870
11/00              11316                 9761               9876
12/00              11784                10154               9996
1/01               12116                10239              10325
2/01               11939                 9745               9362
3/01               11537                 9367               8740
4/01               12152                 9897               9442
5/01               12513                10057               9506
6/01               12473                 9783               9291
7/01               12462                 9717               9164
8/01               11924                 9262               8606
9/01               10642                 8539               7876
10/01              10729                 8594               8040
11/01              11610                 9145               8659
12/01              11951                 9283               8752
1/02               11715                 9112               8640
2/02               11489                 9062               8469
3/02               12209                 9461               8817
4/02               11787                 9058               8311
5/02               11727                 9070               8238
6/02               10609                 8438               7630
7/02                9697                 7709               7066
8/02                9828                 7761               7102
9/02                8461                 6863               6340
10/02               9015                 7367               6866

                                                  Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================

The chart compares AIM Large Cap Basic Value Fund Class A shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to those indexes over the period 6/30/99 - 10/31/02. It is important to understand the difference between your fund and an index. Market indexes, such as the Russell 1000 Index are not managed and incur no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return. An index of funds such as the Lipper Large Cap Value Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.

   Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B, Class C and Class R shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, see the inside front cover.

   Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance for the index does not reflect the effects of taxes.

FUND RETURNS

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/02, including sales charges


CLASS A SHARES
 Inception (6/30/99)                  -3.06%
 1 Year                              -20.62

CLASS B SHARES
 Inception (8/1/00)                   -8.71%
 1 Year                              -20.66

CLASS C SHARES
 Inception (8/1/00)                   -7.48%
 1 Year                              -17.32

CLASS R SHARES*
 Inception                            -1.54%
 1 Year                              -16.06%

* Class R shares were first offered on June 3, 2002. Returns prior to that date are hypothetical results based on Class A share returns at net asset value, adjusted to reflect Class R 12B-1 fees. (The inception date of Class A shares is 6/30/99.) Class R share returns do not include a 0.75% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year.

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns (including sales charges) as of September 30, 2002, the most recent calendar quarter-end, which were: Class A Shares, one year, -25.00%, inception (6/30/99), -4.99%. Class B Shares, one year, -25.12%, inception (8/1/00), -11.63%. Class C Shares, one year, -21.97%, inception (6/30/00), -10.39%, Class R Shares, one year, -20.74%, inception (6/30/00), -3.46%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

                                                                     APPENDIX IV

                                  [REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 200 , by and between
[Registrant], a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect
until           , 200 , and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          [REGISTRANT]
                                          (a Delaware statutory trust)
Attest:

-----------------------------------------       By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

Attest:
                                                A I M ADVISORS, INC.

-----------------------------------------
                                                By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

                                   APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                  ------------------------------------
[To Be Added]                                                 [To Be Added]

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

     [To Be Added -- Please see Exhibit L for the annual rates applicable to your Fund]

                                                                      APPENDIX V

                             [NAME OF INVESCO FUND]

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of August 13, 2003, by and between [name of current INVESCO Fund], a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and [name of new Delaware statutory trust], a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated one or more classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING

     3.1 The Closing shall occur at the principal office of the Company on [date], 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New

Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization, (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and (iii) if applicable, under which the Trust will succeed to the Registration Statement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.  CONDITIONS PRECEDENT

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

          6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

             (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

             (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

             (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

             (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

             (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

          10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11.  MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                       [NAME OF MARYLAND CORPORATION],
                                              on behalf of each of its series listed in Schedule A

                                              By: ----------------------------------------------------
--------------------------------------------

                                              Title:
                                              --------------------------------------------------
Attest:                                       [NAME OF DELAWARE STATUTORY TRUST],
                                              on behalf of each of its series listed in Schedule A

                                              By: ----------------------------------------------------
--------------------------------------------

                                              Title:
                                              --------------------------------------------------

                                   SCHEDULE A

SERIES OF                                                      CORRESPONDING SERIES OF
[MARYLAND CORPORATION]                                        [DELAWARE STATUTORY TRUST]
(EACH A "CURRENT FUND")                                          (EACH A "NEW FUND")
-----------------------                                       --------------------------
[To Be Added]...............................................        [To Be Added]

                                   SCHEDULE B

                                                              CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                                       EACH NEW FUND
----------------------------                                  ------------------------
[To Be Added]...............................................       [To Be Added]

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

GROUP U-IVE

                               AIM BLUE CHIP FUND,
                       AIM LARGE CAP BASIC VALUE FUND AND
                           AIM LARGE CAP GROWTH FUND,
                      EACH A PORTFOLIO OF AIM EQUITY FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246

                              INVESCO GROWTH FUND,
                        INVESCO GROWTH & INCOME FUND AND
                           INVESCO VALUE EQUITY FUND,
                  EACH A PORTFOLIO OF INVESCO STOCK FUNDS, INC.
                            4350 South Monaco Street
                             Denver, Colorado 80237
                            Toll Free: (800) 525-8085

                       STATEMENT OF ADDITIONAL INFORMATION

   (October 21, 2003 Special Meetings of Shareholders of INVESCO Growth Fund,
          INVESCO Growth & Income Fund and INVESCO Value Equity Fund)


         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated August 25, 2003 of each of AIM Blue Chip Fund, AIM Large Cap Basic Value Fund and AIM Large Cap Growth Fund for use in connection with the Special Meetings of Shareholders of INVESCO Growth Fund, INVESCO Growth & Income Fund, and INVESCO Value Equity Fund to be held on October 21, 2003. Copies of each Combined Proxy Statement and Prospectus may be obtained at no charge by writing AIM Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling 1-800-347-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in each Combined Proxy Statement and Prospectus.

         A Statement of Additional Information for AIM Equity Funds dated July 21, 2003, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

         The date of this Statement of Additional Information is August 15,
2003.

                                TABLE OF CONTENTS

THE TRUST.........................................................................................................  4

DESCRIPTION OF PERMITTED INVESTMENTS..............................................................................  4

TRUSTEES AND OFFICERS OF THE TRUST................................................................................  4

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................................  4

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION.....................................  4

PORTFOLIO TRANSACTIONS............................................................................................  4

DESCRIPTION OF SHARES.............................................................................................  5

DETERMINATION OF NET ASSET VALUE..................................................................................  5

TAXES.............................................................................................................  5

PERFORMANCE DATA..................................................................................................  5

FINANCIAL INFORMATION.............................................................................................  5

Appendix I              -       Statement of Additional Information of the Trust
Appendix II             -       Audited Financial Statements of INVESCO Stock Funds, Inc.
                                (7/31/02)
Appendix III            -       Unaudited Financial Statements of INVESCO Stock Funds, Inc.
                                (1/31/03)

Appendix IV             -       Pro forma financial statements for AIM Large Cap Growth Fund
Appendix V              -       Pro forma financial statements for AIM Large Cap Basic Value Fund

THE TRUST

This Statement of Additional Information relates to AIM Equity Funds (the "Trust") and its investment portfolios, AIM Blue Chip Fund, AIM Large Cap Basic Value Fund and AIM Large Cap Growth Fund (the "Funds"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Funds adopted by the Trust's Board of Trustees, see heading "Description of the Funds and Their Investments and Risks" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a disclosure of the control persons of the Funds, the principal holders of shares of the Funds and the ownership by officers and trustees of the Funds, see heading "Control Persons and Principal Holders of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Trust, see heading "Calculation of Performance Data" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of AIM Blue Chip Fund, and the report thereon by Ernst & Young LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of AIM Blue Chip Fund, and the report thereon by Ernst & Young LLP, are set forth as Appendix I.

The audited financial statements of AIM Large Cap Basic Value Fund, and the report thereon by Ernst & Young LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of AIM Large Cap Basic Value Fund, and the report thereon by Ernst & Young LLP, are set forth as Appendix I.

The audited financial statements of AIM Large Cap Growth Fund, and the report thereon by Ernst & Young LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The unaudited financial statements of AIM Large Cap Growth Fund, and the report thereon by Ernst & Young LLP, are set forth as Appendix I.

The audited financial statements of INVESCO Growth Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Annual Report of INVESCO Growth Fund, dated July 31, 2002, which is incorporated herein by reference and attached hereto as Appendix II.

The unaudited financial statements of INVESCO Growth Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Semi-Annual Report of INVESCO Growth Fund dated January 31, 2003, which is incorporated herein by reference and attached hereto as Appendix III.

The audited financial statements of INVESCO Growth & Income Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Annual Report of INVESCO Growth & Income Fund, dated July 31, 2002, which is incorporated herein by reference and attached hereto as Appendix II.

The unaudited financial statements of INVESCO Growth & Income Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Semi-Annual Report of INVESCO Growth & Income Fund dated January 31, 2003, which is incorporated herein by reference and attached hereto as Appendix III.

The audited financial statements of INVESCO Value Equity Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Annual Report of INVESCO Value Equity Fund, dated July 31, 2002, which is incorporated herein by reference and attached hereto as Appendix II.

The unaudited financial statements of INVESCO Value Equity Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Semi-Annual Report of INVESCO Value Equity Fund dated January 31, 2003, which is incorporated herein by reference and attached hereto as Appendix III.

Pro forma financial statements for AIM Large Cap Growth Fund, giving effect to the reorganization of INVESCO Growth Fund into AIM Large Cap Growth Fund, are attached hereto as Appendix IV.

Pro forma financial statements for AIM Large Cap Basic Value Fund, giving effect to the reorganization of INVESCO Value Equity Fund into AIM Large Cap Basic Value Fund, are attached hereto as Appendix V.

                                                                      APPENDIX I

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                AIM EQUITY FUNDS
                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                 --------------


THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM EQUITY FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                           A I M FUND SERVICES, INC.
                                 P.O. BOX 4739
                           HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

THIS STATEMENT OF ADDITIONAL INFORMATION DATED JULY 21, 2003, RELATES TO THE CLASS A, CLASS B, CLASS C, CLASS R AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:

                     FUND                                    DATED
                     ----                                    -----
           AIM AGGRESSIVE GROWTH FUND                    MARCH 3, 2003
             AIM BASIC VALUE II FUND                     MARCH 3, 2003
               AIM BLUE CHIP FUND                        JULY 21, 2003
          AIM CAPITAL DEVELOPMENT FUND                   MARCH 3, 2003
                AIM CHARTER FUND                         MARCH 3, 2003
             AIM CONSTELLATION FUND                      MARCH 3, 2003
            AIM CORE STRATEGIES FUND                     MARCH 3, 2003
        AIM DENT DEMOGRAPHIC TRENDS FUND                 MARCH 3, 2003
          AIM DIVERSIFIED DIVIDEND FUND                   MAY 2, 2003
            AIM EMERGING GROWTH FUND                     MARCH 3, 2003
         AIM LARGE CAP BASIC VALUE FUND                  JULY 21, 2003
            AIM LARGE CAP GROWTH FUND                    JULY 21, 2003
             AIM MID CAP GROWTH FUND                     MARCH 3, 2003
              AIM U.S. GROWTH FUND                       MARCH 3, 2003
               AIM WEINGARTEN FUND                       MARCH 3, 2003

                                AIM EQUITY FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

                                                                                                              PAGE
GENERAL INFORMATION ABOUT THE TRUST.........................................................................    1
            Fund History....................................................................................    1
            Shares of Beneficial Interest...................................................................    1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS....................................................    4
            Classification..................................................................................    4
            Investment Strategies and Risks.................................................................    4
                        Equity Investments..................................................................    8
                        Foreign Investments.................................................................    8
                        Debt Investments....................................................................   10
                        Other Investments...................................................................   11
                        Investment Techniques...............................................................   12
                        Derivatives.........................................................................   16
                        Additional Securities or Investment Techniques......................................   22
            Fund Policies...................................................................................   23
            Temporary Defensive Positions...................................................................   26

MANAGEMENT OF THE TRUST.....................................................................................   26
            Board of Trustees...............................................................................   26
            Management Information..........................................................................   26
                        Trustee Ownership of Fund Shares....................................................   27
                        Factors Considered in Approving the Investment Advisory Agreement...................   27
            Compensation....................................................................................   28
                        Retirement Plan For Trustees........................................................   28
                        Deferred Compensation Agreements....................................................   28
                        Purchase of Class A Shares of the Funds at Net Asset Value..........................   29
            Codes of Ethics.................................................................................   29
            Proxy Voting Policies...........................................................................   29

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................................................   30

INVESTMENT ADVISORY AND OTHER SERVICES......................................................................   30
            Investment Advisor..............................................................................   30
            Investment Sub-Advisor..........................................................................   32
            Service Agreements..............................................................................   33
            Other Service Providers.........................................................................   33

BROKERAGE ALLOCATION AND OTHER PRACTICES....................................................................   34
            Brokerage Transactions..........................................................................   34
            Commissions.....................................................................................   35
            Brokerage Selection.............................................................................   35
            Directed Brokerage (Research Services)..........................................................   36
            Regular Brokers or Dealers......................................................................   36
            Allocation of Portfolio Transactions............................................................   36
            Allocation of Initial Public Offering ("IPO") Transactions......................................   36

PURCHASE, REDEMPTION AND PRICING OF SHARES..................................................................   37
            Purchase and Redemption of Shares...............................................................   37
            Offering Price..................................................................................   53
            Redemption In Kind..............................................................................   54
            Backup Withholding..............................................................................   54

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS....................................................................   55
            Dividends and Distributions.....................................................................   55
            Tax Matters.....................................................................................   56

DISTRIBUTION OF SECURITIES..................................................................................   63
            Distribution Plans..............................................................................   63
            Distributor.....................................................................................   65

CALCULATION OF PERFORMANCE DATA.............................................................................   66

APPENDICES:

RATINGS OF DEBT SECURITIES..................................................................................  A-1

TRUSTEES AND OFFICERS.......................................................................................  B-1

TRUSTEE COMPENSATION TABLE..................................................................................  C-1

PROXY VOTING POLICIES.......................................................................................  D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................................................  E-1

MANAGEMENT FEES.............................................................................................  F-1

ADMINISTRATIVE SERVICES FEES................................................................................  G-1

BROKERAGE COMMISSIONS.......................................................................................  H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF

REGULAR BROKERS OR DEALERS..................................................................................  I-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.....................................  J-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...............................................  K-1

TOTAL SALES CHARGES.........................................................................................  L-1

PERFORMANCE DATA............................................................................................  M-1

FINANCIAL STATEMENTS........................................................................................   FS

                      GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

      AIM Equity Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of fifteen separate portfolios: AIM Aggressive Growth Fund, AIM Basic Value II Fund (which is not currently offered to the public), AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Core Strategies Fund, AIM Dent Demographic Trends Fund, AIM Diversified Dividend Fund, AIM Emerging Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund, AIM U.S. Growth Fund (which is not currently offered to the public), and AIM Weingarten Fund (each a "Fund" and collectively, the "Funds"). Under an Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

      The Trust was originally organized on May 19, 1988 as a Maryland corporation. The Trust reorganized as a Delaware business trust on June 21, 2000. The following Funds were included in the reorganization: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund and AIM Weingarten Fund. All historical and other information contained in this Statement of Additional Information for periods prior to June 21, 2000 relating to the Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). AIM Basic Value II Fund, AIM Core Strategies Fund, AIM Diversified Dividend Fund and AIM U.S. Growth Fund commenced operations as series of the Trust. Prior to May 2, 2003, AIM Diversified Dividend Fund was known as AIM Large Cap Core Equity Fund.

SHARES OF BENEFICIAL INTEREST

      Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

      The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

      Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.

      Each Fund offers separate classes of shares as follows:

          FUND                      CLASS A    CLASS B    CLASS C    CLASS R    INSTITUTIONAL CLASS    INVESTOR CLASS
AIM Aggressive Growth Fund             X          X          X          X                X
AIM Basic Value II Fund                X          X          X
AIM Blue Chip Fund                     X          X          X          X                X                    X
AIM Capital Development Fund           X          X          X          X                X
AIM Charter Fund                       X          X          X          X                X
AIM Constellation Fund                 X          X          X          X                X
AIM Core Strategies Fund               X          X          X
AIM Dent Demographic Trends Fund       X          X          X
AIM Diversified Dividend Fund          X          X          X
AIM Emerging Growth Fund               X          X          X
AIM Large Cap Basic Value Fund         X          X          X          X                                     X
AIM Large Cap Growth Fund              X          X          X          X                                     X
AIM Mid Cap Growth Fund                X          X          X          X
AIM U.S. Growth Fund                   X          X          X
AIM Weingarten Fund                    X          X          X          X                X

      This Statement of Additional Information relates solely to the Class A, Class B, Class C, Class R and Investor Class shares, if applicable, of the Funds. The Institutional Class shares are intended for use by certain eligible institutional investors, are discussed in a separate Statement of Additional Information and are available to the following:

      -     banks and trust companies acting in a fiduciary or similar capacity;

      -     bank and trust company common and collective trust funds;

      -     banks and trust companies investing for their own account;

      - entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies);

      -     retirement plans; and

      - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement.

      Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

      Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

      Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

      Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

      Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

      The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

      SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

      The Trust is an open-end management investment company. Each of the Funds other than AIM Emerging Growth Fund is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

      The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds -- Registered Trademark --. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                                AIM EQUITY FUNDS
                SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                 FUND        AIM           AIM       AIM             AIM              AIM             AIM                AIM
                          AGGRESSIVE      BASIC      BLUE          CAPITAL          CHARTER      CONSTELLATION          CORE
                            GROWTH       VALUE II    CHIP        DEVELOPMENT         FUND             FUND           STRATEGIES
SECURITY/                    FUND          FUND      FUND           FUND                                                FUND
INVESTMENT
TECHNIQUE
                                                         EQUITY INVESTMENTS

Common Stock                  X             X         X               X                X               X                  X

Preferred Stock               X             X         X               X                X               X                  X

Convertible                   X             X         X               X                X               X                  X
Securities

Alternative Entity
Securities                    X             X         X               X                X               X                  X

                                                        FOREIGN INVESTMENTS

Foreign Securities            X             X         X               X                X               X                  X

Foreign Government
Obligations                   X             X         X               X                X               X                  X

Foreign Exchange
Transactions                  X             X         X               X                X               X                  X

                                                 DEBT INVESTMENTS FOR EQUITY FUNDS

U.S. Government
Obligations                   X             X         X               X                X               X                  X

Liquid Assets                 X             X         X               X                X               X                  X

Investment Grade
Corporate Debt
Obligations                   X             X         X               X                X               X                  X

Junk Bonds

                                                         OTHER INVESTMENTS

REITs                         X             X         X               X                X               X                  X

Other Investment
Companies                     X             X         X               X                X               X                  X

Defaulted Securities

Municipal Forward
Contracts

                 FUND         AIM            AIM              AIM          AIM         AIM          AIM         AIM          AIM
                              DENT       DIVERSIFIED        EMERGING      LARGE       LARGE         MID         U.S.      WEINGARTEN
                          DEMOGRAPHIC      DIVIDEND          GROWTH        CAP         CAP          CAP        GROWTH        FUND
SECURITY/                    TRENDS          FUND             FUND        BASIC      GROWTH       GROWTH        FUND
INVESTMENT                    FUND                                        VALUE       FUND         FUND
TECHNIQUE                                                                  FUND
                                                         EQUITY INVESTMENTS

Common Stock                   X              X                X            X           X            X            X           X

Preferred Stock                X              X                X            X           X            X            X           X

Convertible                    X              X                X            X           X            X            X           X
Securities

Alternative Entity
Securities                     X              X                X            X           X            X            X           X

                                                        FOREIGN INVESTMENTS

Foreign Securities             X              X                X            X           X            X            X           X

Foreign Government
Obligations                    X              X                X            X           X            X            X           X

Foreign Exchange
Transactions                   X              X                X            X           X            X            X           X

                                                 DEBT INVESTMENTS FOR EQUITY FUNDS

U.S. Government
Obligations                    X              X                X            X           X            X            X           X

Liquid Assets                  X              X                X            X           X            X            X           X

Investment Grade
Corporate Debt
Obligations                    X              X                X            X           X            X            X           X

Junk Bonds

                                                         OTHER INVESTMENTS

REITs                          X              X                X            X           X            X            X           X

Other Investment
Companies                      X              X                X            X           X            X            X           X

Defaulted Securities

Municipal Forward
Contracts

                                AIM EQUITY FUNDS
                SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                 FUND        AIM           AIM       AIM             AIM              AIM             AIM                AIM
                          AGGRESSIVE      BASIC      BLUE          CAPITAL          CHARTER      CONSTELLATION          CORE
                            GROWTH       VALUE II    CHIP        DEVELOPMENT         FUND             FUND           STRATEGIES
SECURITY/                    FUND          FUND      FUND           FUND                                                FUND
INVESTMENT
TECHNIQUE
Variable or Floating
Rate Instruments

Indexed Securities

Zero-Coupon and
Pay-in-Kind
Securities

Synthetic Municipal
Instruments

                                                       INVESTMENT TECHNIQUES

Delayed Delivery              X             X         X               X                X               X                  X
Transactions

When-Issued                   X             X         X               X                X               X                  X
Securities

Short Sales                   X             X         X               X                X               X                  X

Margin Transactions

Swap Agreements               X             X         X               X                X               X                  X

Interfund Loans               X             X         X               X                X               X                  X

Borrowing                     X             X         X               X                X               X                  X

Lending Portfolio             X             X         X               X                X               X                  X
Securities

Repurchase Agreements         X             X         X               X                X               X                  X

Reverse Repurchase
Agreements                                                                             X                                  X

Dollar Rolls                                X

Illiquid Securities           X             X         X               X                X               X                  X

Rule 144A Securities          X             X         X               X                X               X                  X

Unseasoned Issuers                                                                     X                                  X

                 FUND         AIM             AIM           AIM          AIM         AIM          AIM         AIM           AIM
                              DENT        DIVERSIFIED     EMERGING      LARGE       LARGE         MID         U.S.       WEINGARTEN
                          DEMOGRAPHIC       DIVIDEND       GROWTH        CAP         CAP          CAP        GROWTH         FUND
SECURITY/                    TRENDS           FUND          FUND        BASIC      GROWTH       GROWTH        FUND
INVESTMENT                    FUND                                      VALUE       FUND         FUND
TECHNIQUE                                                                FUND
Variable or Floating
Rate Instruments

Indexed Securities

Zero-Coupon and
Pay-in-Kind
Securities

Synthetic Municipal
Instruments

                                                       INVESTMENT TECHNIQUES

Delayed Delivery               X               X             X            X           X            X            X            X
Transactions

When-Issued                    X               X             X            X           X            X            X            X
Securities

Short Sales                    X               X             X            X           X            X            X            X

Margin Transactions

Swap Agreements                X               X             X            X           X            X            X            X

Interfund Loans                X               X             X            X           X            X            X            X

Borrowing                      X               X             X            X           X            X            X            X

Lending Portfolio              X               X             X            X           X            X            X            X
Securities

Repurchase Agreements          X               X             X            X           X            X            X            X

Reverse Repurchase
Agreements                     X               X             X            X                        X

Dollar Rolls

Illiquid Securities            X               X             X            X           X            X            X            X

Rule 144A Securities           X               X             X            X           X            X            X            X

Unseasoned Issuers             X               X             X            X                        X            X

                                AIM EQUITY FUNDS
                SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                 FUND        AIM           AIM       AIM             AIM              AIM             AIM                AIM
                          AGGRESSIVE      BASIC      BLUE          CAPITAL          CHARTER      CONSTELLATION          CORE
                            GROWTH       VALUE II    CHIP        DEVELOPMENT         FUND             FUND           STRATEGIES
SECURITY/                    FUND          FUND      FUND           FUND                                                FUND
INVESTMENT
TECHNIQUE
Sale of Money Market
Securities

Standby Commitments

                                                            DERIVATIVES

Equity-Linked                 X             X         X               X                X               X                  X
Derivatives

Put Options                   X             X         X               X                X               X                  X

Call Options                  X             X         X               X                X               X                  X

Straddles                     X             X         X               X                X               X                  X

Warrants                      X             X         X               X                X               X                  X

Futures Contracts
and Options on                X             X         X               X                X               X                  X
Futures Contracts

Forward Currency
Contracts                     X             X         X               X                X               X                  X

Cover                         X             X         X               X                X               X                  X

                                           ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Special Situations                                                                                     X

Privatizations                              X

Commercial Bank                             X
Obligations

Master Limited
Partnerships

                 FUND         AIM             AIM            AIM          AIM         AIM          AIM         AIM         AIM
                              DENT        DIVERSIFIED      EMERGING      LARGE       LARGE         MID         U.S.     WEINGARTEN
                          DEMOGRAPHIC       DIVIDEND        GROWTH        CAP         CAP          CAP        GROWTH       FUND
SECURITY/                    TRENDS           FUND           FUND        BASIC      GROWTH       GROWTH        FUND
INVESTMENT                    FUND                                       VALUE       FUND         FUND
TECHNIQUE                                                                 FUND
Sale of Money Market
Securities

Standby Commitments

                                                            DERIVATIVES

Equity-Linked                  X               X              X            X           X            X            X          X
Derivatives

Put Options                    X               X              X            X           X            X            X          X

Call Options                   X               X              X            X           X            X            X          X

Straddles                      X               X              X            X           X            X            X          X

Warrants                       X               X              X            X           X            X            X          X

Futures Contracts
and Options on                 X               X              X            X           X            X            X          X

Futures Contracts
Forward Currency
Contracts                      X               X              X            X           X            X            X          X

Cover                          X               X              X            X           X            X            X          X

                                           ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES

Special Situations

Privatizations

Commercial Bank
Obligations

Master Limited                                    X
Partnerships

Equity Investments

      COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

      PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

      The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund. AIM Blue Chip Fund does not intend to invest more than 10% of its total assets in convertible securities.

      ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

      FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

      Each Fund may invest up to 25% of its total assets in foreign securities, except that each of AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund may invest up to 20% of its total assets in foreign securities, and AIM U.S. Growth Fund may invest up to 20% of its net assets in foreign securities.

      Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

      Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

      Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

      Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

      Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

      On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the euro effective January 1, 2002.

      Risks of Developing Countries. The Funds, except for AIM Dent Demographic Trends Fund, may each invest up to 5% and AIM Dent Demographic Trends Fund may invest up to 10% of their total assets in securities of companies located in developing countries. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

      FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

      FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward currency contracts entered into directly with another party or exchange traded futures contracts.

      Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

      The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

      U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

      LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, and municipal obligations).

      INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate. AIM Blue Chip Fund will not invest in non-convertible corporate debt securities rated below investment grade by Standard and Poor's ratings Services ("S&P") and Moody's Investors Services ("Moody's") or in unrated non-convertible corporate debt securities believed by the Funds' Investment advisor to be below investment grade quality.

      Descriptions of debt securities ratings are found in Appendix A. Other Investments

      REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

      To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

      To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

      In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

      OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

      The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

Investment Techniques

      DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique except for AIM Constellation Fund.

      Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

      A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

      WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

      Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

      Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

      SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

      A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

      MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

      SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters -- Swap Agreements."
      INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

      BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

      LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

      The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

      REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

      If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

      The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

AIM Charter Fund may enter into repurchase agreements (at any time up to 50% of its total net assets), using only U.S. Government securities, for the sole purpose of increasing its yield on idle cash.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

      DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

      Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

      ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

      Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

      RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

      UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

      The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

      EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

      PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

      A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

      Pursuant to federal securities rules and regulations, if a Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

      Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

      A Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

      If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

      Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

      Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

      A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

      Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

      Pursuant to federal securities rules and regulations, if a Fund writes index options, it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover".

      STRADDLES. The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

      A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

      The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

      Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

      "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

      Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

      If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

      Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

      Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

      Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

      FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

      Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

      Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

      COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

      Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

      Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

      (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

      (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

      (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

      (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

      (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

      SPECIAL SITUATIONS. AIM Constellation Fund may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimated period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than in ordinary investment securities.

      PRIVATIZATIONS. AIM Basic Value II Fund may invest in privatizations. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). AIM believes that privatizations may offer opportunities for significant capital appreciation and intend to invest in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities to participate in privatizations may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

      COMMERCIAL BANK OBLIGATIONS. For the purpose of AIM Basic Value II Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

      MASTER LIMITED PARTNERSHIPS ("MLPS"). AIM Diversified Dividend Fund may invest in MLPs. MLPs are securities through which the operating results of businesses are passed on to unitholders of MLPs. Operating earnings flow directly to the unitholders in the form of cash distributions. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments.

FUND POLICIES

      FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of
(i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

      (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

      (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

      (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

      (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

      (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

      (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

      (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

      The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM and certain Funds' sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

      NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

      (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

      (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. Other than AIM Constellation Fund, the Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. AIM Constellation Fund may not purchase additional securities when any borrowings from an AIM Advised Fund are outstanding. Each other Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

      (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

      (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33-1/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

      (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

      (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

      (1) AIM Blue Chip Fund normally invests at least 80% of its assets in securities of blue chip companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (2) AIM Mid Cap Growth Fund normally invests at least 80% of its assets in securities of mid-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (3) AIM Large Cap Basic Value Fund normally invests at least 80% of its assets in securities of large-capitalization companies that offer potential for capital growth, and may offer potential for current income. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (4) AIM Large Cap Growth Fund normally invests at least 80% of its assets in securities of large-capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (5) AIM Diversified Dividend Fund normally invests at least 80% of its assets in dividend-paying equity securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (6) AIM U.S. Growth Fund normally invests at least 80% of its assets in core growth securities of market-leading U.S. companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

      (7) The amount AIM Constellation Fund may borrow will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of AIM Constellation Fund's assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. AIM Constellation Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. Any investment gains made by AIM Constellation Fund with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of AIM Constellation Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by

AIM Constellation Fund, the net asset value of AIM Constellation Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

TEMPORARY DEFENSIVE POSITIONS

      In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

      The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

      The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

      The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

      The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund;
(iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to each Fund by its independent auditors. During the fiscal year ended October 31, 2002, the Audit Committee held six meetings.

      The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended October 31, 2002, the Investments Committee held four meetings.

      The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended October 31, 2002, the Valuation Committee held one meeting.

      The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees;
(ii) nominating persons who are not interested persons of the Fund for selection as, members of each committee of the Board, including without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any , to the Audit Committee of the Fund. During the fiscal year ended October 31, 2002, the Committee on Directors/Trustees held five meetings.

      The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

Trustee Ownership of Fund Shares

      The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

      The advisory agreement with AIM was re-approved for each Fund by the Trust's Board at a meeting held on May 13-14, 2003. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

      In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and their respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

      After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

      Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

      Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2002 is found in Appendix C.

Retirement Plan For Trustees

      The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

      The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

      Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

      Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

      The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund
- Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

      AIM, the Trust, AIM Distributors, A I M Capital Management, Inc. (the "Sub-Advisor") and H.S. Dent Advisors, Inc. (the "Sub-Advisor") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

      The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Fund's investment advisor. The investment advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix D.

      Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of each Fund's proxy voting record.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

      AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

      As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor(s) to the Funds are not exclusive and AIM and the sub-advisor(s) are free to render investment advisory services to others, including other investment companies.

      AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

      The Master Investment Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

      AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

      Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

               FUND NAME                       NET ASSETS                          ANNUAL RATE
AIM Aggressive Growth Fund               First $150 million                           0.80%
                                         Amount over $150 million                     0.625%

AIM Blue Chip Fund                       First $350 million                           0.75%
                                         Amount over $350 million                     0.625%

AIM Capital Development Fund             First $350 million                           0.75%
                                         Amount over $350 million                     0.625%

AIM Charter Fund                         First $30 million                            1.00%
AIM Constellation Fund*                  Next $120 million                            0.75%
                                         Amount over $150 million                     0.625%

AIM Basic Value II Fund                  First $1 billion                             0.75%
AIM U.S. Growth Fund                     Next $1 billion                              0.70%
                                         Amount over $2 billion                       0.65%

AIM Core Strategies Fund                 First $1 billion                             0.75%
AIM Diversified Dividend Fund            Next $1 billion                              0.70%
                                         Amount over $2 billion                       0.625%

AIM Dent Demographic Trends Fund         First $2 billion                             0.85%
                                         Amount over $2 billion                       0.80%

AIM Emerging Growth Fund                 First $1 billion                             0.85%
                                         Amount over $1 billion                       0.80%

AIM Large Cap Basic Value Fund           First $1 billion                             0.60%
                                         Next $1 billion                              0.575%
                                         Amount over $2 billion                       0.55%

AIM Large Cap Growth Fund                First $1 billion                             0.75%
                                         Next $1 billion                              0.70%
                                         Amount over $2 billion                       0.625%

AIM Mid Cap Growth Fund                  First $1 billion                             0.80%
                                         Amount over $1 billion                       0.75%

AIM Weingarten Fund                      First $30 million                            1.00%
                                         Next $320 million                            0.75%
                                         Amount over $350 million                     0.625%

* See currently effective fee disclosure below.

      AIM has voluntarily agreed to waive advisory fees payable by AIM Constellation Fund in an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion.

      AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

      AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's Investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

      AIM has contractually agreed through October 31, 2004 to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, fund merger and reorganization expenses, including other items designated as such by the Board of Trustees, and increases in expenses due to expense offset arrangements, if any) for AIM Diversified Dividend Fund's Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses of Class A shares to 1.50% (e.g., if AIM waives 2.76% of Class A expenses, AIM will also waive 2.76% of Class B and Class C expenses).

      INVESTMENT SUB-ADVISOR

      AIM has entered into a Master Sub-Advisory contract with A I M Capital Management, Inc. ("AIM Capital") to provide investment sub-advisory services to AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. AIM Capital is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). AIM Capital is a wholly owned subsidiary of AIM.

      For the services to be rendered by AIM Capital, under its Master Sub-Advisory Contract, AIM will pay to AIM Capital a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.50% of AIM's compensation of the sub-advised assets per year, for each of the AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund.

      AIM has entered into a Master Sub-Advisory Agreement with H.S. Dent Advisors, Inc. ("Dent Advisors") to provide investment sub-advisory services to AIM Dent Demographic Trends Fund. Dent Advisors is registered as an investment advisor under the Advisers Act. The Fund is managed by investment managers who utilize Dent Advisors' research and analysis regarding economic and demographic trends.

      For the services to be rendered by Dent Advisors under its Master Sub-Advisory Contract, the Advisor will pay to Dent Advisors a fee which will be computed daily and paid as of the last day of each month on the basis of the AIM Dent Demographic Trends Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.13% of the first $1 billion of AIM Dent Demographic Trends Fund's average daily net assets, plus 0.10% of the Fund's average daily net assets in excess of $1 billion to and including $2 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets in excess of $2 billion.

      The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended October 31 are found in Appendix F.

      SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

      AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

      ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

      Administrative services fees paid to AIM by each Fund for the last three fiscal years ended October 31 are found in Appendix G.

OTHER SERVICE PROVIDERS

      TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

      The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

      In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

      Primerica Shareholder Services, Inc. ("PSS"), 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds) and AFS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

      CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

      The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities' depositories in a country; the Custodian is responsible for monitoring eligible foreign securities depositories.

      Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

      AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected Ernst & Young LLP, 1401 McKinney, Suite 1200, Houston, Texas 77010, as the independent public accountants to audit the financial statements of the Funds.

      COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

      Each Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, each Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

      AIM and/or the Sub-Advisor(s) makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

      Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

      Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

      Brokerage commissions paid by each of the Funds during the last three fiscal years ended October 31 are found in Appendix H.

COMMISSIONS

      During the last three fiscal years ended October 31, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

      The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

      Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

      Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

      The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

      In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

      AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

      Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended October 31, 2002 are found in Appendix I.

REGULAR BROKERS OR DEALERS

      Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended October 31, 2002 is found in Appendix I.

ALLOCATION OF PORTFOLIO TRANSACTIONS

      AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

      Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

      Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in IPOs. Purchases of IPOs by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. It shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO, and to allocate such transactions in accordance with the following procedures:

      AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account will be placed in one of four tiers, depending upon each AIM Fund's or account's asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving 40 basis point allocation (founded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the four tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. In addition, Incubator Funds, as described in AIM's Incubator and New Fund Investment Policy, will each be limited to a 40 basis point allocation only. Such allocations will be allocated to the nearest share round lot that approximates 40 basis points.

      When any AIM funds and/or accounts with substantially identical investment objectives and policies participate in IPOs, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest participating AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund is participating, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such IPO transactions will be the same for each AIM Fund and account.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

      INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

      Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Aggressive Growth Fund                AIM Diversified Dividend Fund
AIM Asia Pacific Growth Fund              AIM Emerging Growth Fund
AIM Basic Value Fund                      AIM European Growth Fund
AIM Blue Chip Fund                        AIM European Small Company Fund
AIM Capital Development Fund              AIM Global Utilities Fund
AIM Charter Fund                          AIM Global Value Fund
AIM Constellation Fund                    AIM International Core Equity Fund
AIM Dent Demographic Trends Fund          AIM International Emerging Growth Fund

AIM International Growth Fund             AIM Opportunities II Fund
AIM Large Cap Basic Value Fund            AIM Opportunities III Fund
AIM Large Cap Growth Fund                 AIM Premier Equity Fund
AIM Libra Fund                            AIM Premier Equity II Fund
AIM Mid Cap Basic Value Fund              AIM Select Equity Fund
AIM Mid Cap Core Equity Fund              AIM Small Cap Equity Fund
AIM Mid Cap Growth Fund                   AIM Small Cap Growth Fund
AIM New Technology Fund                   AIM Weingarten Fund
AIM Opportunities I Fund

                                                                                 Dealer
                                               Investor's Sales Charge         Concession
                                               -----------------------         ----------
                                               As a               As a             As a
                                            Percentage         Percentage       Percentage
                                           of the Public       of the Net     of the Public
     Amount of Investment in                 Offering            Amount         Offering
      Single Transaction(1)                   Price             Invested          Price
     -----------------------                  -----             --------          -----
             Less than $   25,000              5.50%              5.82%            4.75%
$ 25,000 but less than $   50,000              5.25               5.54             4.50
$ 50,000 but less than $  100,000              4.75               4.99             4.00
$100,000 but less than $  250,000              3.75               3.90             3.00
$250,000 but less than $  500,000              3.00               3.09             2.50
$500,000 but less than $1,000,000              2.00               2.04             1.60

(1) AIM Opportunities I Fund will not accept any single purchase in excess of $250,000.

CATEGORY II FUNDS

AIM Balanced Fund                         AIM Global Trends Fund
AIM Basic Balanced Fund                   AIM High Income Municipal Fund
AIM Developing Markets Fund               AIM High Yield Fund
AIM Global Aggressive Growth Fund         AIM Income Fund
AIM Global Energy Fund                    AIM Intermediate Government Fund
AIM Global Financial Services Fund        AIM Municipal Bond Fund
AIM Global Growth Fund                    AIM Real Estate Fund
AIM Global Health Care Fund               AIM Total Return Bond Fund
AIM Global Science and Technology Fund

                                                                                 Dealer
                                               Investor's Sales Charge         Concession
                                               -----------------------         ----------
                                               As a               As a             As a
                                            Percentage         Percentage       Percentage
                                           of the Public       of the Net     of the Public
     Amount of Investment in                 Offering            Amount         Offering
        Single Transaction                    Price             Invested          Price
     -----------------------                  -----             --------          -----
             Less than $   50,000              4.75%              4.99%            4.00%
$ 50,000 but less than $  100,000              4.00               4.17             3.25
$100,000 but less than $  250,000              3.75               3.90             3.00
$250,000 but less than $  500,000              2.50               2.56             2.00
$500,000 but less than $1,000,000              2.00               2.04             1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                   Dealer
                                      Investor's Sales Charge    Concession
                                      -----------------------    ----------
                                           As a        As a          As a
                                        Percentage  Percentage    Percentage
                                      of the Public  of the Net  of the Public
    Amount of Investment in               Offering   Amount       Offering
      Single Transaction                   Price    Invested       Price
      ------------------                   -----    --------       -----
             Less than $  100,000           1.00%     1.01%         0.75%
$100,000 but less than $  250,000           0.75      0.76          0.50
$250,000 but less than $1,000,000           0.50      0.50          0.40

      Beginning on October 31, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

      LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 and through October 30, 2002 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

      AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

      AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                               PERCENT OF PURCHASE

                     1% of the first $2 million
                     plus 0.80% of the next $1 million
                     plus 0.50% of the next $17 million
                     plus 0.25% of amounts in excess of $20 million

      If (i) the amount of any single purchase order plus (ii) the net asset value of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

      If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

      If an investor made a Large Purchase of Class A shares and a Category I or II Fund on and after November 15, 2001 and through October 31, 2002 exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund may not be exchanged for Class A shares of a Category III Fund.

      If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

      If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

      PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. Effective November 1, 2002, for purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                       0.50% of the first $20 million
                       plus 0.25% of amounts in excess of
                      $20 million

      This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

      A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

      With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

      PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

      - an individual (including his or her spouse or domestic partner, and children);

      -     any trust established exclusively for the benefit of an individual;
            and

      - a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

      - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

      - a retirement plan maintained pursuant to Section 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

            a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

            b. each transmittal is accompanied by a single check or wire transfer; and

            c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

      - a trustee or fiduciary purchasing for a single trust, estate or fiduciary account.

OTHER GROUPS

      - any organized group of persons, whether incorporated or not, purchasing AIM Fund shares through a single account, provided that:

            a. the organization has been in existence for at least six months; and

            b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

      HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

      A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"), and (ii) subsequently fulfilling the conditions of that LOI.

      The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the Account Application and by signing the Account Application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

   Calculating the Initial Sales Charge

   - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

   - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

   - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

   - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

   Calculating the Number of Shares to be Purchased

   - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

   - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

   - If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

   - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

   Fulfilling the Intended Investment

   - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

   - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

   - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

   Canceling the LOI

   - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

   - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

   Other Persons Eligible for the LOI Privilege

      The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

   LOIs and Contingent Deferred Sales Charges

      If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

      A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

      If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

      To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

      Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

      If an investor's new purchase of Class A shares of a Category I or II Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

      OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

      Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

      PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

   - Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

   - Programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

      AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

      Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

   -    AIM Management and its affiliates, or their clients;

   - Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds(R), and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

   - Any current or retired officer, director, or employee (and members of their immediate family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

   - Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

   -    Purchases through approved fee-based programs;

   - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above provided that:

         a. a plan's initial investment is at least $1 million;

         b. the employer or plan sponsor signs a $1 million LOI;

         c. there are at least 100 employees eligible to participate in the plan; or

         d. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

         e. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

         f. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

   - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

   - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

   - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

   - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

   - Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

   - Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

   - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

   -    Shareholders of Investor Class shares of an AIM Fund;

   -    Qualified Tuition Programs created and maintained in accordance with
        Section 529 of the Code;

   - Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement; and

   - Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

      As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

      In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

   -    the reinvestment of dividends and distributions from a Fund;

   -    exchanges of shares of certain Funds;

   -    use of the reinstatement privilege; or

   -    a merger, consolidation or acquisition of assets of a Fund.

      PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

      In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

      Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

      Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

      AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class R Shares

      Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                     0.75% of the first $5 million
                     plus 0.50% of amounts in excess of $5 million

      With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

      Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.


Exchanges

      TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

      EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

      GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

      SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

      REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

      SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Redemption Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

      Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B, Class C or Class R Shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

      Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

      A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds, or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. On and after November 15, 2001 and through October 30, 2002, a CDSC also may be imposed upon the redemption of Large Purchases of Class A shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.

      CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

   - Redemptions of shares of Category I or II Funds held more than 18 months;

   - Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

   - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

   - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

   -    Redemptions from private foundations or endowment funds;

   - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

   - Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund shares;

   - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

   - Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

   - Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002 with respect to Category III Funds unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

   - Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares;

   - Redemptions of Category I or II Funds by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

   - Redemptions of shares of Category I or II Funds held by an Investor Class shareholder.

      CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

   - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

   - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70-1/2;

   - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

   - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

   - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

   - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of
        Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

   - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

   - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

      CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

   - Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

   - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

   - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
        Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs;
        (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

   - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

   - Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

   -    Investment account(s) of AIM.

CDSCs will not apply to the following redemptions of Class C shares:

   - A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

   - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to
        Section 401, 403, or 457 of the Code;

   - Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

   - Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

CDSCs will not apply to the following redemptions of Class R shares:

   - Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

   - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

      GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

      TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

      SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

      Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

      TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

      INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN, the investor acknowledges and agrees that neither AFS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

      ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AFS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AFS. Upon receiving returned mail, AFS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AFS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AFS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

      The following formula may be used to determine the public offering price per Class A share of an investor's investment:

      Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

      For example, at the close of business on October 31, 2002, AIM Aggressive Growth Fund - Class A shares had a net asset value per share of $7.30. The offering price, assuming an initial sales charge of 5.50%, therefore was $7.72.

Calculation of Net Asset Value

      Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

      Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

      Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

      Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing price, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

      Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

      AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

      Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

      Each AIM Fund, and other payers, generally must withhold, 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the

Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

      An investor is subject to backup withholding if:

      1.   the investor fails to furnish a correct TIN to the Fund;

      2.   the IRS notifies the Fund that the investor furnished an incorrect
           TIN;

      3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);


      4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

      5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

      Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

      Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

      Investors should contact the IRS if they have any questions concerning withholding.

      IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

      NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

      It is the present policy of each Fund, except for AIM Diversified Dividend Fund, to declare and pay annually net investment income dividends and capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains, except for AIM Diversified Dividend Fund as noted below. In the case of AIM Diversified Dividend Fund, it is the policy to declare and pay quarterly net investment income dividends and declare and pay annually any capital gain distributions. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the

Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

      Distributions paid by a fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than those for Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

      Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gain from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

      For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

      Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

      DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

      Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

      Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

       Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

       Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

      EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

      Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

      PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

       The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

      SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

      FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent discussed below.

      A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. However, certain capital gain dividends distributed to noncorporate shareholders for the Fund's fiscal year ending October 31, 2003 may be taxable at a maximum rate of 20%. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

      Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or have stock of the same class with respect to which the dividends are paid that is readily tradable on an established securities market within the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

      Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

       If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

      SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

      If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

      BACKUP WITHHOLDING. The Funds may be required to withhold 28% of distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

      FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.


      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

      Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

      Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

      Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

       The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

      FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

       If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

       Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

      EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on June 10, 2003. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

      The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares, if applicable (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

                                                                        INVESTOR
FUND                            CLASS A   CLASS B   CLASS C   CLASS R    CLASS
----                            -------   -------   -------   --------  ------
AIM Aggressive Growth Fund        0.25%    1.00%     1.00%      0.50%      N/A
AIM Basic Value II Fund           0.35%    1.00%     1.00%      N/A       N/A
AIM Blue Chip Fund                0.35%    1.00%     1.00%      0.50%    0.25%
AIM Capital Development Fund      0.35%    1.00%     1.00%      0.50%      N/A
AIM Charter Fund                  0.30%    1.00%     1.00%      0.50%      N/A
AIM Constellation Fund            0.30%    1.00%     1.00%      0.50%      N/A
AIM Core Strategies Fund          0.35%    1.00%     1.00%      N/A        N/A
AIM Dent Demographic Trends Fund  0.35%    1.00%     1.00%      N/A        N/A
AIM Diversified Dividend Fund     0.35%    1.00%     1.00%      N/A        N/A
AIM Emerging Growth Fund          0.35%    1.00%     1.00%      N/A        N/A
AIM Large Cap Basic Value Fund    0.35%    1.00%     1.00%      0.50%    0.25%
AIM Large Cap Growth Fund         0.35%    1.00%     1.00%      0.50%    0.25%
AIM Mid Cap Growth Fund           0.35%    1.00%     1.00%      0.50%      N/A
AIM U.S. Growth Fund              0.35%    1.00%     1.00%      N/A        N/A
AIM Weingarten Fund               0.30%    1.00%     1.00%      0.50%      N/A

      All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

      Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

      AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A, Class C, Class R or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

      The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Investor Class shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

      AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

      Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

      Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

      Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

      See Appendix J for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended October 31, 2002 and Appendix K for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended October 31, 2002.

      As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons"

(as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

      The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

      Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

      Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

      The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

      The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

      The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

      AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales.

      Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the

Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

      AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

      The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay CDSCs.

      Total sales charges (front end and CDSCs) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended October 31 are found in Appendix L.

                         CALCULATION OF PERFORMANCE DATA

      Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

      The standard formula for calculating average annual total return is as follows:
                                        n
                                   P(1+T) =ERV

Where      P     =  a hypothetical initial payment of $1,000;
           T     =  average annual total return (assuming the applicable
                    maximum sales load is deducted at the beginning of the
                    one, five, or ten year periods);
           n     =  number of years; and
           ERV   =  ending redeemable value of a hypothetical $1,000 payment at the end of the one, five, or ten year periods (or fractional portion of such period).

      The average annual total returns for each Fund, with respect to its Class A, Class B, Class C, Class R and Investor Class shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are found in Appendix M.

      Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

      Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value and (4) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

      A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

      Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                         n
                                   P(1+U)=ERV

Where      P     =  a hypothetical initial payment of $1,000;
           U     =  average annual total return assuming payment of only a
                    stated portion of, or none of, the applicable maximum
                    sales load at the beginning of the stated period;
           n     =  number of years; and
           ERV   =  ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

      Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where      P     =  a hypothetical initial payment of $1,000;
           V     =  cumulative total return assuming payment of all of, a
                    stated portion of, or none of, the applicable maximum
                    sales load at the beginning of the stated period; and
           ERV   =  ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

      The cumulative total returns for each Fund, with respect to its Class A, Class B, Class C and Class R and Investor Class shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are found in Appendix M.

Calculation of Certain Performance Data

      Funds offering Class R shares may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in each Fund's advertisements and other sales material. If the Fund's Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Fund's Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Fund's Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class R shares.

      AIM Blue Chip Fund, AIM Large Cap Basic Value Fund and AIM Large Cap Growth Fund may also use a restated or a blended performance calculation to derive certain performance data shown for each Fund's Investor class shares in this Statement of Additional Information and in each Fund's advertisements and other sales material. If each Fund's Investor Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of each Fund's Class A shares at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If each Fund's Investor Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of each Fund's Investor Class shares since their inception and the restated historical performance of each Fund's Class A shares (for periods prior to inception of the Investor Class shares) at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If each Fund's Investor Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of each Fund's Investor Class shares.

      A restated or blended performance calculation may be used to derive (i) each Fund's standardized average annual total returns over a stated period and
(ii) each Fund's non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotation

      A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions) is:
                                       n
                                 P(1+T) = ATV
                                             D
Where      P     =  a hypothetical initial payment of $1,000;
           T     =  average annual total return (after taxes on  distributions);
           n     =  number of years; and
           ATV   =  ending value of a hypothetical $1,000 payment made at the
              D     beginning of the one, five, or ten year periods (or since
                    inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

      Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

      The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

      The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B, Class C and Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are found in Appendix M.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund

Shares) Quotation

      A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

      The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:
                                           n
                                     P(1+T) = ATV
                                                 DR

Where      P     =  a hypothetical initial payment of $1,000;
           T     =  average annual total return (after taxes on distributions and redemption);
           n     =  number of years; and
           ATV   =  ending value of a hypothetical $1,000 payment made at the
              DR    beginning of the one, five, or ten year periods (or since
                    inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

      Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class B and Class C shares reflect the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

      The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

      The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

      The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

      The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

      The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class B, Class C and Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are found in Appendix M.

Performance Information

      All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

      From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

      Certain Funds may participate in the IPO market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly affect these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Funds' total returns.

      The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

      Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

      Advertising Age                Forbes                         Nation's Business
      Barron's                       Fortune                        New York Times
      Best's Review                  Hartford Courant               Pension World
      Broker World                   Inc.                           Pensions & Investments
      Business Week                  Institutional Investor         Personal Investor
      Changing Times                 Insurance Forum                Philadelphia Inquirer
      Christian Science Monitor      Insurance Week                 USA Today
      Consumer Reports Report        Investor's Business Daily      U.S. News & World
      Economist                      Journal of the American        Wall Street Journal
      FACS of the Week                 Society of CLU & ChFC        Washington Post
      Financial Planning             Kiplinger Letter               CNN
      Financial Product News         Money                          CNBC
      Financial Services Week        Mutual Fund Forecaster         PBS
      Financial World

      Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

      Bank Rate Monitor                   Stanger
      Donoghue's                          Weisenberger
      Mutual Fund Values (Morningstar)    Lipper, Inc.

      Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

      Lipper Mid-Cap Growth Fund Index                        Russell 3000 --Registered Trademark-- Growth Index
      Lipper Large Cap Value Fund Index                       Russell 3000 --Registered Trademark-- Index
      Russell 1000 --Registered Trademark-- Growth Index      Russell MidCap --Registered Trademark-- Growth Index
      Russell 1000 --Registered Trademark-- Index             Russell Mid Cap --Registered Trademark-- Index
      Russell 1000 --Registered Trademark-- Value Index       Standard & Poor's 500 StockIndex
      Russell 2500 --Trademark-- Index                        Standard & Poor's Mid Cap 400 Index
      Russell 2500 --Trademark-- Growth Index                 NASDAQ Index

      Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

      10 year Treasury Notes
      90 day Treasury Bills

      Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

      From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

      From time to time, AIM Dent Demographic Trends Fund's sales literature and/or advertisements may quote (i) Harry S. Dent, Jr.'s theories on why the coming decade may offer unprecedented opportunities for investors, including his opinions on the stock market outlook and where growth may be strongest; (ii) Harry S. Dent, Jr.'s opinions and theories from his books and publications, including, but not limited to, Job Shock, The Great Boom Ahead and The Roaring 2000s, including his beliefs that (a) people's spending patterns may help predict the stock market, (b) the stock market has tended to perform best when a generation has reached its peak spending years from ages 45-50, and (c) as more and more baby boomers reach their peak spending age, they could propel stock prices up for the next decade; and (iii) Harry S. Dent, Jr.'s S-curve analysis, a forecasting tool used to analyze products that show remarkable growth.

                                   APPENDIX A
                           RATINGS OF DEBT SECURITIES

      The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

MOODY'S LONG-TERM DEBT RATINGS

      Moody's corporate ratings areas follows:

      AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

      A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                    MOODY'S SHORT-TERM PRIME RATING SYSTEM

       Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

       Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

       Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


      Moody's municipal ratings are as follows:

              MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

       Municipal ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

      Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

       AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

       AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

       A:   Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

       BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

       BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

       B:   Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

       CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

       CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

       C:   Issuers or issues rated C demonstrate the weakest
creditworthiness relative to other US municipal or tax-exempt issuers or issues.

       Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                    MOODY'S MIG/VMIG US SHORT-TERM RATINGS

       In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

       In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

       In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

       The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

       MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

       Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG:    This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.


         STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

      Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

      S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.


                                S&P DUAL RATINGS

      S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example,

 AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

       An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

       These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B:     Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C:     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

       An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

       Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:  Speculative capacity to pay principal and interest.


                         FITCH LONG-TERM CREDIT RATINGS


      Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

      Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

      The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

      Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.
'
B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC:  Default of some kind appears probable.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

       The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1:   Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+."

F-2:   Good Credit Quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3:   Fair Credit Quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B:     Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:     High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default.  Issues assigned this rating are in actual or imminent payment default.
                                      A-8
`

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of January 1, 2003

    The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 89 portfolios in the AIM
       Funds complex. Column two below includes length of time served with predecessor entities, if any.

    NAME, YEAR OF BIRTH AND      TRUSTEE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST  AND/OR                                                       HELD BY TRUSTEE
                                 OFFICER
                                  SINCE
-------------------------------  -------  ------------------------------------------------  ---------------------
INTERESTED PERSONS

Robert H. Graham --  1946           1988  Director and Chairman, A I M Management Group     None
Trustee, Chairman and                     Inc. (financial services holding company); and
President(1)                              Director and Vice Chairman, AMVESCAP PLC and
                                          Chairman of AMVESCAP PLC - AIM
                                          Division (parent of AIM and a
                                          global investment management firm)
                                          Formerly: President and Chief
                                          Executive Officer, A I M Management
                                          Group Inc.; Director, Chairman and
                                          President, A I M Advisors, Inc.
                                          (registered investment advisor);
                                          Director and Chairman, A I M
                                          Capital Management, Inc.
                                          (registered investment advisor), A
                                          I M Distributors, Inc. (registered
                                          broker dealer), A I M Fund
                                          Services, Inc. (registered transfer
                                          agent), and Fund Management Company
                                          (registered broker dealer); and
                                          Chief Executive Officer, AMVESCAP
                                          PLC - Managed Products
-------------------------------  -------  ------------------------------------------------  ---------------------
Mark H. Williamson -- 1951          2003  Director, President and Chief Executive Officer,  Director and
Trustee and Executive Vice                A I M Management Group Inc. (financial services   Chairman, INVESCO
President(2)                              holding company); Director, Chairman and          Bond Funds, Inc.,
                                          President, A I M Advisors, Inc. (registered       INVESCO Combination
                                          investment advisor); Director, A I M Capital      Stock & Bond Funds,
                                          Management, Inc. (registered investment advisor)  Inc., INVESCO
                                          and A I M Distributors, Inc. (registered broker   Counselor Series
                                          dealer), Director and Chairman, A I M Fund        Funds, Inc., INVESCO
                                          Services, Inc. (registered transfer agent), and   International Funds,
                                          Fund Management Company (registered broker        Inc., INVESCO Manager
                                          dealer); and Chief Executive Officer, AMVESCAP    Series Funds, Inc.,
                                          PLC - AIM Division (parent of AIM and a global    INVESCO Money Market
                                          investment management firm)                       Funds, Inc., INVESCO
                                          Formerly: Director, Chairman, President and       Sector Funds, Inc.,
                                          Chief Executive Officer, INVESCO Funds Group,     INVESCO Stock Funds,
                                          Inc.; and INVESCO Distributors, Inc.; Chief       Inc., INVESCO
                                          Executive Officer, AMVESCAP PLC - Managed         Treasurer's Series
                                          Products; Chairman and Chief Executive Officer

----------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

    NAME, YEAR OF BIRTH AND      TRUSTEE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST  AND/OR                                                       HELD BY TRUSTEE
                                 OFFICER
                                  SINCE
-------------------------------  -------  ------------------------------------------------  ---------------------
                                          of NationsBanc Advisors, Inc.; and Chairman of    Funds, Inc. and
                                          NationsBanc Investments, Inc.                     INVESCO Variable
                                                                                            Investment Funds, Inc.

INDEPENDENT TRUSTEES

Frank S. Bayley -- 1939             2001  Of Counsel, law firm of Baker & McKenzie          Badgley Funds, Inc.
Trustee                                                                                     (registered
                                                                                            investment company)

Bruce L. Crockett -- 1944           1993  Chairman, Crockett Technology Associates          ACE Limited
Trustee                                   (technology consulting company)                   (insurance company);
                                                                                            and Captaris, Inc.
                                                                                            (unified messaging
                                                                                            provider)

Albert R. Dowden --  1941           2000  Director, Magellan Insurance Company; Member of   Cortland Trust, Inc.
Trustee                                   Advisory Board of Rotary Power International      (registered
                                          (designer, manufacturer, and seller of rotary     investment company)
                                          power engines); and Director, The Boss Group
                                          (private equity group) and Annuity & Life Re
                                          (Holdings), Ltd. (re-insurance company)
                                          Formerly: Director, President and Chief
                                          Executive Officer, Volvo Group North America,
                                          Inc.; Senior Vice President, AB Volvo; and
                                          director of various affiliated Volvo companies

Edward K. Dunn, Jr. -- 1935         1998  Formerly: Chairman, Mercantile Mortgage Corp.;    None
Trustee                                   President and  Chief Operating Officer,
                                          Mercantile-Safe Deposit & Trust Co.; and
                                          President, Mercantile Bankshares Corp.

Jack M. Fields -- 1952              1997  Chief Executive Officer, Twenty First Century     Administaff
Trustee                                   Group, Inc. (government affairs company) and
                                          Texana Timber LP

Carl Frischling --  1937            1988  Partner, law firm of Kramer Levin Naftalis and    Cortland Trust, Inc.
Trustee                                   Frankel LLP                                       (registered
                                                                                            investment company)

Prema Mathai-Davis -- 1950          1998  Formerly: Chief Executive Officer, YWCA of the    None
Trustee                                   USA

Lewis F. Pennock -- 1942            1988  Partner, law firm of Pennock & Cooper             None
Trustee

    NAME, YEAR OF BIRTH AND      TRUSTEE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST  AND/OR                                                       HELD BY TRUSTEE
                                 OFFICER
                                  SINCE
-------------------------------  -------  ------------------------------------------------  ---------------------
Ruth H. Quigley -- 1935             2001  Retired                                           None
Trustee

Louis S. Sklar -- 1939              1989  Executive Vice President, Hines (real estate      None
Trustee                                   development company)

OTHER OFFICERS

Kevin M. Carome - 1956              2003  Director, Senior Vice President, Secretary and    N/A
Senior Vice President(3)                  General Counsel, A I M Management Group Inc.
                                          (financial services holding company) and A I M
                                          Advisors, Inc.; and Vice President, A I M
                                          Capital Management, Inc., A I M Distributors,
                                          Inc. and A I M Fund Services, Inc.; Director,
                                          Vice President and General Counsel, Fund
                                          Management Company
                                          Formerly:  Senior Vice President and General
                                          Counsel, Liberty Financial Companies, Inc.; and
                                          Senior Vice President and General Counsel,
                                          Liberty Funds Group, LLC

Gary T. Crum --  1947               1988  Director, Chairman and Director of Investments,   N/A
Senior Vice President(4)                  A I M Capital Management, Inc.; Director and
                                          Executive Vice President, A I M Management Group
                                          Inc.; Director and Senior Vice President, A I M
                                          Advisors, Inc.; and Director, A I M
                                          Distributors, Inc. and AMVESCAP PLC
                                          Formerly: Chief Executive Officer and President,
                                          A I M Capital Management, Inc.

Stuart W. Coco -- 1955              2002  Managing Director and Chief Research Officer -    N/A
Vice President                            Fixed Income, A I M Capital Management, Inc.;
                                          and Vice President, A I M Advisors, Inc.

Melville B. Cox -- 1943             1992  Vice President and Chief Compliance Officer, A I  N/A
Vice President                            M Advisors, Inc. and A I M Capital Management,
                                          Inc.; and Vice President, A I M Fund Services,
                                          Inc.

----------

(3)     Mr. Carome became Senior Vice President of the Trust on May 13, 2003.

(4)     Information is current as of January 10, 2003.

    NAME, YEAR OF BIRTH AND      TRUSTEE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST  AND/OR                                                       HELD BY TRUSTEE
                                 OFFICER
                                  SINCE
-------------------------------  -------  ------------------------------------------------  ---------------------
Edgar M. Larsen --   1940           1999  Vice President, A I M Advisors, Inc.; and         N/A
Vice President(4)                         President, Chief Executive Officer and Chief
                                          Investment Officer, A I M Capital Management,
                                          Inc.

Dana R. Sutton -- 1959              1988  Vice President and Fund Treasurer, A I M          N/A
Vice President and Treasurer              Advisors, Inc.

Nancy L. Martin -  1957             2003  Vice President, A I M Advisors, Inc.; and Vice    N/A
Secretary(5)                              President and General Counsel, A I M Capital
                                          Management, Inc.

----------
(5)     Ms. Martin became Secretary of the Trust on April 1, 2003.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2002

 NAME OF TRUSTEE           DOLLAR RANGE OF EQUITY SECURITIES       AGGREGATE DOLLAR RANGE OF EQUITY
                                       PER FUND                      SECURITIES IN ALL REGISTERED
                                                                   INVESTMENT COMPANIES OVERSEEN BY
                                                                     TRUSTEE IN THE AIM FAMILY OF
                                                                     FUNDS--Registered Trademark--
-------------------  --------------------------------------------  --------------------------------
Robert H. Graham     Aggressive Growth              Over $100,000               Over $100,000

                     Blue Chip                      Over $100,000

                     Capital Development            Over $100,000

                     Charter                        Over $100,000

                     Constellation                  Over $100,000

                     Emerging Growth           $50,001 - $100,000

                     Diversified Dividend           Over $100,000

                     Large Cap Growth               Over $100,000

                     Mid Cap Growth                 Over $100,000

                     Weingarten                     Over $100,000

Mark H. Williamson                         -0-                             $10,001 - $50,000

Frank S. Bayley                            -0-                             $10,001 - $50,000

Bruce L. Crockett    Aggressive Growth               $1 - $10,000               $1 - $10,000

                     Charter                         $1 - $10,000

                     Constellation                   $1 - $10,000

                     Weingarten                      $1 - $10,000

Albert R. Dowden     Blue Chip                  $10,001 - $50,000          $50,001 - $100,000

                     Emerging Growth            $10,001 - $50,000

Edward K. Dunn, Jr.  Capital Development            Over $100,000               Over $100,000(6)

Jack M. Fields       Blue Chip                      Over $100,000               Over $100,000(6)

                     Charter                        Over $100,000

                     Constellation                  Over $100,000

                     Weingarten                     Over $100,000

----------

(6) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

 NAME OF TRUSTEE           DOLLAR RANGE OF EQUITY SECURITIES       AGGREGATE DOLLAR RANGE OF EQUITY
                                       PER FUND                      SECURITIES IN ALL REGISTERED
                                                                   INVESTMENT COMPANIES OVERSEEN BY
                                                                     TRUSTEE IN THE AIM FAMILY OF
                                                                     FUNDS--Registered Trademark--
-------------------  --------------------------------------------  --------------------------------
Carl Frischling      Aggressive Growth         $50,001 - $100,000               Over $100,000(6)

                     Blue Chip                      Over $100,000

                     Capital Development            Over $100,000

                     Charter                        Over $100,000

                     Constellation             $50,001 - $100,000

                     Weingarten                $50,001 - $100,000

Prema Mathai-Davis   Aggressive Growth         $50,001 - $100,000               Over $100,000(6)

                     Blue Chip                  $10,001 - $50,000

                     Large Cap Basic Value      $10,001 - $50,000

Lewis F. Pennock     Charter                    $10,001 - $50,000          $50,001 - $100,000

                     Large Cap Basic Value           $1 - $10,000

Ruth H. Quigley                            -0-                                  $1 - $10,000

Louis S. Sklar       Aggressive Growth         $50,001 - $100,000               Over $100,000(6)

                     Charter                        Over $100,000

                     Constellation                  Over $100,000

                     Weingarten                     Over $100,000

----------

(6) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE


      Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2002:


                                     RETIREMENT
                        AGGREGATE     BENEFITS                             TOTAL
                      COMPENSATION     ACCRUED      ESTIMATED ANNUAL   COMPENSATION
                        FROM THE       BY ALL         BENEFITS UPON     FROM ALL AIM
    TRUSTEE              TRUST(1)    AIM FUNDS(2)      RETIREMENT(3)      FUNDS(4)
-------------------   ------------   ----------     ----------------   ------------
Frank S. Bayley            $25,471   $  142,800              $90,000     $  150,000
Bruce L. Crockett           25,298       50,132               90,000        149,000
Albert R. Dowden            25,471       57,955               90,000        150,000
Edward K. Dunn, Jr.         25,298       94,149               90,000        149,000
Jack M. Fields(5)           25,471       29,153               90,000        153,000
Carl Frischling             25,471       74,511               90,000        150,000
Prema Mathai-Davis          25,471       33,931               90,000        150,000
Lewis F. Pennock            26,197       54,802               90,000        154,000
Ruth H. Quigley             25,471      142,502               90,000        153,000
Louis S. Sklar              26,025       78,500               90,000        153,000

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2002, including earnings, was $121,155.

(2) During the fiscal year ended October 31, 2002, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $58,205.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.

(5) During the fiscal year ended October 31, 2002, the Trust paid $129,560 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                              PROXY VOTING POLICIES

      The Proxy Voting Policies applicable to each Fund follow:

PROXY POLICIES AND PROCEDURES

REVIEWED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10-11, 2003

A.    Proxy Policies

      Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

      I.    Boards Of Directors

            A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

            There are some actions by directors that should result in votes being withheld. These instances include directors who:

            - Are not independent directors and sit on the board's audit, compensation or nominating committee;

            - Attend less than 75 percent of the board and committee meetings without a valid excuse;

            - Implement or renew a dead-hand or modified dead-hand poison pill;

            - Enacted egregious corporate governance policies or failed to replace management as appropriate;

            - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

            - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

            Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

            - Long-term financial performance of the target company relative to its industry;

            -     Management's track record;

            -     Portfolio manager's assessment;

            -     Qualifications of director nominees (both slates);

            - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

            -     Background to the proxy contest.

      II.   Independent Auditors

            A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

            - It is not clear that the auditors will be able to fulfill their function;

            - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

            - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

      III.  Compensation Programs

            Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

            - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

            - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

            - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

            - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

            - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

      IV.   Corporate Matters

            We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

            - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

            - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

            - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

            - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

      V.    Shareholder Proposals

            Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

            - We will generally abstain from shareholder social and environmental proposals.

            - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

            - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

            - We will generally vote for proposals to lower barriers to shareholder action.

            - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

      VI.   Other

            - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

            - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

            - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

                  AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.    Proxy Committee Procedures

      The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

      The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

      AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

      In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of Funds' Board of Directors/Trustees:

      1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

      2. AIM will not publicly announce its voting intentions and the reasons therefore.

      3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

      4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.    Business/Disaster Recovery

      If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.    Restrictions Affecting Voting

      If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.    Conflicts of Interest

      The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

      To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

      A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of June 20, 2003.

AIM AGGRESSIVE GROWTH FUND

                                  CLASS A      CLASS B      CLASS C      CLASS R     INSTITUTIONAL
                                   SHARES       SHARES       SHARES      SHARES      CLASS SHARES
                                 ----------   ----------   ----------   ----------   -------------
NAME AND ADDRESS OF              PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
PRINCIPAL HOLDER                  OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
                                   RECORD       RECORD       RECORD       RECORD        RECORD
------------------------------   ----------   ----------   ----------   ----------   -------------
Citigroup Global Markets House
Acct
Attn:  Cindy Tempesta 7th Fl
333 West 34th St.                   5.54%         --          5.23%         --            --
New York,  NY  10001-2402

Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers                           8.07%         --          13.23%        --            --
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor
Jacksonville, FL 32246

The Manufacturers Life
Insurance Company'
C/O Manulife Financial USA
Attn:  Laurie Ross SRS Acctg       12.17%         --           --           --            --
250 Bloor St East, 7th Floor
Toronto, Ontario, Canada
M4WIE5

First Command Bank Trust
Attn:  Trust Department              --           --           --           --           5.73%
PO Box 901075
Fort Worth, TX  76101-0000

                                  CLASS A      CLASS B      CLASS C      CLASS R     INSTITUTIONAL
                                   SHARES       SHARES       SHARES      SHARES      CLASS SHARES
                                 ----------   ----------   ----------   ----------   -------------
NAME AND ADDRESS OF              PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
PRINCIPAL HOLDER                  OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
                                   RECORD       RECORD       RECORD       RECORD        RECORD
------------------------------   ----------   ----------   ----------   ----------   -------------
Reliance Trust Company
Custodian
FBO Olson International Ltd          --           --           --         21.18%          --
401k plan
PO Box 48524
Atlanta, GA  30362-0000

SI Howard Glass Company Inc.
Earl R. Farmer Jr.                   --           --           --          5.11%          --
379 SW Cutoff
Worcester, MA  01604-2713

Sierra Conveyor Co Inc
Daniel P. Watson                     --           --           --          5.06%          --
PO Box 1382
Roseville, CA  95678-8382

AMVESCAP National Trust
Company TTE
FBO Guys Inc. 401 (k)                --           --           --          5.26%          --
Profit Sharing Plan
P. O. Box 105779
Atlanta, GA  30348-5779

Reliance Trust
FBO Northern Printing Network
401k                                 --           --           --         18.86%          --
PO Box 48529
Atlanta, GA  30362-1529

Patterson & Co FBO
Freudenberg PN
1525 West Wt Harris Blvd NC          --           --           --           --          81.47%
1151
Charlotte, NC  28288-0001

Patterson & Co FBO
Freudenberg SPUN
1525 West Wt Harris Blvd NC
1151                                 --           --           --           --          11.69%
Charlotte, NC  28288-0001

AIM BASIC VALUE II FUND

                           CLASS A SHARES       CLASS B SHARES         CLASS C SHARES
                        -------------------   -------------------   -------------------
NAME AND ADDRESS OF     PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF
PRINCIPAL HOLDER               RECORD               RECORD                 RECORD
---------------------   -------------------   -------------------   -------------------
A I M Advisors, Inc.(*)
Attn:  David Hessel
11 Greenway Plaza
Suite 100                    100.00%(**)           100.00%(**)           100.00%(**)
Houston, TX  77046

(*)   Owned of record and beneficially.

(**) Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.


AIM BLUE CHIP FUND

                              CLASS A       CLASS B     CLASS C      CLASS R     INSTITUTIONAL     INVESTOR
                               SHARES       SHARES       SHARES       SHARES     CLASS SHARES    CLASS SHARES*
                             ----------   ----------   ----------   ----------   -------------   -------------
NAME AND ADDRESS OF          PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE      PERCENTAGE
PRINCIPAL HOLDER              OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF        OWNED OF
                               RECORD       RECORD       RECORD       RECORD        RECORD          RECORD
--------------------------   ----------   ----------   ----------   ----------   -------------   -------------
Merrill Lynch Pierce
Fenner & Smith
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East          8.28%         7.94%       15.67%        --            --              --
2nd Floor
Jacksonville, FL 32246

Banc One Securities Corp
FBO
The One Investment
Solution
Attn:  Wrap Processing           --           --          7.20%         --            --              --
OH1-1244
1111 Polaris Pkwy,
Suite J-2
Columbus, OH   43240-1244

Citigroup Global Markets
House Acct.
Attn:  Cindy Tempesta 7th        --          6.54%        7.54%         --            --              --
Floor
333 West 34th Street
New York, NY  10001-2402

                              CLASS A       CLASS B     CLASS C      CLASS R     INSTITUTIONAL     INVESTOR
                               SHARES       SHARES       SHARES       SHARES     CLASS SHARES    CLASS SHARES(*)
                             ----------   ----------   ----------   ----------   -------------   ---------------
NAME AND ADDRESS OF          PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE      PERCENTAGE
PRINCIPAL HOLDER              OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF        OWNED OF
                               RECORD       RECORD       RECORD       RECORD        RECORD          RECORD
--------------------------   ----------   ----------   ----------   ----------   -------------   ---------------
First Command Bank Trust
Attn:  Trust Department          --           --           --             --       100.00%            --
PO Box 901075
Fort Worth, TX  76101-2075

Reliance Trust Company
Custodian
FBO Mecklenburg
Neurological Associates PA       --           --           --         13.97%          --              --
401k Plan
PO Box 48529
Atlanta, GA  30362-1529

Norm Wagner TTEE FBO
Norm Wagner Automotive
401K Plan                        --           --           --         18.37%          --              --
39 Massachusetts Ave
Lunenburg MA  01462-1212

D&L Manufacturing Inc.
401K PSP
Lee Eslicker TTEE                --           --           --         18.73%          --              --
Omnibus Account
P. O. Box 52427
Tulsa, OK  74152-0427

Walsh & Sons Construction
Corp
Forfeiture Account
DTD 12/01/1982
3209 Vestal Pkwy E               --           --           --          5.50%          --              --
Vestal NY  13850-2154

(*)   Investor Class shares of AIM Blue Chip Fund have not commenced operations.

AIM CAPITAL DEVELOPMENT FUND

                                      CLASS A      CLASS B     CLASS C      CLASS R     INSTITUTIONAL
                                      SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                    ----------   ----------   ----------   ----------   -------------
NAME AND ADDRESS OF                 PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
PRINCIPAL HOLDER                     OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
                                      RECORD       RECORD       RECORD       RECORD        RECORD
---------------------------------   ----------   ----------   ----------   ----------   -------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East                 9.85%        10.30%       14.36%        --            --
2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets House
Acct
Attn:  Cindy Tempesta 7th Fl            --          7.08%        5.68%         --            --
333 West 34th St.
New York, NY  10001-2402

Coastgear & Company
State Street Bank & Trust
Attn:  Kevin Smith                      --           --          9.09%         --            --
105 Rosemont Avenue
Westwood, MA   02090


A I M Advisors, Inc.(*)
Attn:  David Hessel
11 Greenway Plaza                       --           --           --           --         100.00%
Suite 100
Houston, TX 77046

AMVESCAP Natl TR CO FBO
Equator Technologies, Inc. 401
(K) Retirement Plan                     --           --           -          66.08%          --
P. O. Box 105779
Atlanta, GA  30348-5779

Reliance Trust Company
Custodian
FBO Agents Assistance                   --           --           --          7.97%          --
Corporation of Michigan 401k
PO Box 48529
Atlanta, GA  30362-0000

                                      CLASS A      CLASS B     CLASS C      CLASS R     INSTITUTIONAL
                                      SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                    ----------   ----------   ----------   ----------   -------------
NAME AND ADDRESS OF                 PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
PRINCIPAL HOLDER                     OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
                                      RECORD       RECORD       RECORD       RECORD        RECORD
---------------------------------   ----------   ----------   ----------   ----------   -------------
Capital Bank & Trust Company
TTEE FBO 401K FBO All Kinds of
Minds 401K
c/o Premier/Fascorp
8515 E. Orchard Rd. 2T2                 --           --           --          5.04%          --
Englewood, CO  80111-5037

(*)   Owned of record and beneficially.


AIM CHARTER FUND

                                      CLASS A      CLASS B     CLASS C      CLASS R     INSTITUTIONAL
                                      SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                    ----------   ----------   ----------   ----------   -------------
NAME AND ADDRESS OF                 PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
PRINCIPAL HOLDER                     OWNED OF     OWNED OF     OWNED OF     OWNED OF      OWNED OF
                                      RECORD       RECORD       RECORD       RECORD        RECORD
---------------------------------   ----------   ----------   ----------   ----------   -------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor                              8.53%        5.86%       14.49%         --            --
Jacksonville, FL 32246

Ruth and Ted Bauer
Family Foundation                       --           --           --           --          11.18%
11 Greenway Plaza, Suite 2600
Houston, TX   77046-1173

City National Bank
Attn:  Trust Operations/Mutual
Funds                                   --           --           --           --           8.59%
P.O. Box 60520
Los Angeles, CA   90060-0520

City of Springfield, Trustee, FBO
City of Springfield, 457 DCP
C/O Great West, Recordkeeper            --           --           --           --           5.72%
8515 E. Orchard Rd 2T2
Englewood, CO   80111-0000

                                      CLASS A      CLASS B     CLASS C      CLASS R     INSTITUTIONAL
                                      SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                    ----------   ----------   ----------   ----------   -------------
NAME AND ADDRESS OF                 PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
PRINCIPAL HOLDER                     OWNED OF     OWNED OF     OWNED OF     OWNED  OF     OWNED OF
                                      RECORD       RECORD       RECORD       RECORD        RECORD
---------------------------------   ----------   ----------   ----------   ----------   -------------
Town of Watertown, Trustee
FBO:  Town of Watertown
457 Deferred Compensation Plan          --           --           --           --           6.95%
C/O Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO   80111-0000

AMVESCAP Natl TR CO FBO Equator
Technologies, Inc. 401 (K)
Retirement Plan                         --           --           --         43.34%          --
P. O. Box 105779
Atlanta, GA  30348-5779

INVESCO Trust Company TTEE
FBO Big Horn Basin
Orthopedic Clinic PC                    --           --           --         19.12%          --
401k Profit Sharing Plan
PO Box 105779
Atlanta, GA  30348-5779

Reliance Trust Company Custodian
FBO Non Commissioned Officers
Association of the United States        --           --           --          7.86%          --
of America 401K Plan
P. O. Box 48529
Atlanta, GA  30362-1529

Walsh & Sons Construction Corp.
Forfeiture Account DTD 12/01/1982       --           --           --          6.07%          --
3209 Vestal Pkwy E
Vestal, NY  13850-2154

First Command Bank Trust
Attn:  Trust Department                 --           --           --           --          24.44%
PO Box 901075
Fort Worth, TX  76101-0000

Citigroup Global Markets House
Acct.
Attn:  Cindy Tempesta 7th Floor
333 West 34th Street                   5.37%        6.35%        7.20%         --            --
New York, NY  10001-2402

AIM CONSTELLATION FUND

                                      CLASS A      CLASS B     CLASS C      CLASS R     INSTITUTIONAL
                                      SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                    ----------   ----------   ----------   ----------   -------------
NAME AND ADDRESS OF                 PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
PRINCIPAL HOLDER                     OWNED OF     OWNED OF     OWNED OF     OWNED  OF     OWNED OF
                                      RECORD       RECORD       RECORD       RECORD        RECORD
---------------------------------   ----------   ----------   ----------   ----------   -------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers
Attn:  Fund Administration
4800 Deer Lake Dr East, 2nd           11.65%        5.18%       17.82%         --            --
Floor
Jacksonville, FL   32246

Ohio Public
Employees Deferred Compensation         --           --           --           --          63.42%
172 E. State Street
Columbus, OH   43215

Wells Fargo Bank West NA Cust.
City of Houston
457 Deferred Compensation Plan          --           --           --           --          11.01%
C/O Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO   80111-0000

Nationwide Trust Company FBO
Participating Retirement Plans
C/O IPO Portfolio Accounting            --           --           --           --           9.51%
P.O. Box 182029
Columbus, OH   43218

State of Vermont Deferred Comp
C/O Copeland Companies
Attn:  Planned Valuation                --           --           --           --           7.91%
Services
2 Tower Center
East Brunswick, NJ   08816-0000

Reliance Trust Company Cust FBO
William J. Kamm and Sons Inc.
401K Plan                               --           --           --         31.56%          --
P. O. Box 48529
Atlanta, GA  30362-1529

                                      CLASS A      CLASS B     CLASS C      CLASS R     INSTITUTIONAL
                                      SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                    ----------   ----------   ----------   ----------   -------------
NAME AND ADDRESS OF                 PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
PRINCIPAL HOLDER                     OWNED OF     OWNED OF     OWNED OF     OWNED  OF     OWNED OF
                                      RECORD       RECORD       RECORD       RECORD        RECORD
---------------------------------   ----------   ----------   ----------   ----------   -------------
AMVESCAP National Trust Company
TTE
FBO Guys Inc. 401(k) Profit
Sharing Plan
P. O. Box 105779                        --           --           --         18.50%          --
Atlanta, GA  30348-5779

Reliance Trust Custodian
FBO Stadtmauer Bailkin LLP
401k Plan
PO Box 48529                            --           --           --         12.84%          --
Atlanta, GA  30362-0000

Reliance Trust Custodian
FBO Mecklenburg Neurological
Associates PA                           --           --           --          6.14%          --
401k Plan
PO Box 48529
Atlanta, GA  30362-0000

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta 7th Floor        5.96         5.72%        7.57%         --            --
333 West 34th Street
New York, NY  10001-2403

Airbrush Images Inc 401k Plan
Daniel E. Henrichs TTEE
850 N. FM 3083                          --           --           --         11.29%          --
Conroe, TX  77303-1850

AIM CORE STRATEGIES FUND

                                  CLASS A SHARES       CLASS B SHARES         CLASS C SHARES
                                -------------------   -------------------   -------------------
NAME AND ADDRESS OF             PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF
PRINCIPAL HOLDER                      RECORD               RECORD                 RECORD
---------------------           -------------------   -------------------   -------------------
A I M Advisors, Inc.(*)
Attn:  David Hessel
11 Greenway Plaza, Suite 100         100.00%(**)           100.00%(**)           100.00%(**)
Houston, TX   77046

(*)   Owned of record and beneficially.

(**) Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM DENT DEMOGRAPHIC TRENDS FUND

                                        CLASS A SHARES       CLASS B SHARES         CLASS C SHARES
                                      -------------------   -------------------   -------------------
NAME AND ADDRESS OF                   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF
PRINCIPAL HOLDER                            RECORD               RECORD                 RECORD
---------------------                 -------------------   -------------------   -------------------

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr East, 2nd Floor            5.25%               10.96%                 17.45%
Jacksonville, FL   32246

Citigroup Global House Acct
Attn:  Cindy Tempesta 7th Floor
333 West 34th Street                         5.70%               10.06%                 11.15%
New York, NY  10001-2402

AIM DIVERSIFIED DIVIDEND FUND

                                        CLASS A SHARES       CLASS B SHARES         CLASS C SHARES
                                      -------------------   -------------------   -------------------
NAME AND ADDRESS OF                   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF
PRINCIPAL HOLDER                            RECORD               RECORD                 RECORD
---------------------                 -------------------   -------------------   -------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Solo Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr  East
2nd Floor                                    7.85%               15.88%                   --
Jacksonville, FL  32246

Legg Mason Wood Walker Inc.
291-11550-14
P.O. Box 1476
Baltimore, MD  21203-1475                     --                   --                    7.66%

AIM EMERGING GROWTH FUND

                                        CLASS A SHARES       CLASS B SHARES         CLASS C SHARES
                                      -------------------   -------------------   -------------------
NAME AND ADDRESS OF                   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF
PRINCIPAL HOLDER                            RECORD               RECORD                 RECORD
---------------------                 -------------------   -------------------   -------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr East, 2nd Floor            8.00%                6.56%                 17.33%
Jacksonville, FL   32246

AIM LARGE CAP BASIC VALUE FUND

                                      CLASS A      CLASS B     CLASS C      CLASS R       INVESTOR
                                      SHARES       SHARES       SHARES       SHARES    CLASS SHARES(*)
                                    ----------   ----------   ----------   ----------   ------------
NAME AND ADDRESS OF                 PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
PRINCIPAL HOLDER                     OWNED OF     OWNED OF     OWNED OF     OWNED  OF     OWNED OF
                                      RECORD       RECORD       RECORD       RECORD        RECORD
---------------------------------   ----------   ----------   ----------   ----------   ------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor                             24.92%       14.14%       24.70%         --            --
Jacksonville, FL 32246

Darse E. Crandall Solo 401k
Darse E. Crandall
13360 Del Monte Dr. Apt. 2C             --           --           --         14.13%          --
Seal Beach, CA  90740-4561

PVR Inc
Phillip V. Rye                          --           --           --          7.61%          --
22119 Kensington Dr.
Woodhaven, MI  48183-1151

Carol's Craftique Inc
Carol L. Moecker                        --           --           --          6.92%          --
1414 24th Ave S
Moorhead, MN  56560-0000

MCB Trust Services Cust FBO
ECFIRST.COM Pension Plan                --           --           --          8.64%          --
700 17th Street, Ste 300
Denver, CO  80202-0000

MCB Trust Services Cust FBO
Joe Verde Sales and Management
Training Inc. Profit Sharing Plan        --          --           --         17.54%          --
700 17th St. Ste 300
Denver, CO  80202-3507

Federated Lighting Inc. 401 K
Profit Sharing Plan
1600 Trade Zone #406                    --           --           --          6.75%          --
Upper Marlboro, MD  20772

(*) Investor Class shares of AIM Large Cap Basic Value Fund have not commenced operations.

AIM LARGE CAP GROWTH FUND

                                      CLASS A      CLASS B     CLASS C      CLASS R       INVESTOR
                                      SHARES       SHARES       SHARES       SHARES    CLASS SHARES(*)
                                    ----------   ----------   ----------   ----------   ------------
NAME AND ADDRESS OF                 PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
PRINCIPAL HOLDER                     OWNED OF     OWNED OF     OWNED OF     OWNED  OF     OWNED OF
                                      RECORD       RECORD       RECORD       RECORD        RECORD
---------------------------------   ----------   ----------   ----------   ----------   ------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor                             11.29%       10.30%       14.27%         --            --
Jacksonville, FL 32246

INVESCO Trust Company TTEE
FBO Big Horn Basin Orthopedic
Clinic PC                               --           --           --         66.89%          --
401k Profit Sharing Plan
PO Box 105779
Atlanta, GA  30348

Citigroup Global Markets House
Acct.
Attn:  Cindy Tempesta, 7th Floor        --          6.57%       12.65%         --            --
333 West 34th Street
New York, NY  10001-2483

Reliance Trust Company Custodian
FBO Continental Products Inc.
401K Plan                               --           --           --         21.46%          --
P. O. Box 48529
Atlanta, GA  30362-1529

Dennis C. McCluskey MD &
Associates Inc. 401K & PSP
Dennis C. McCluskey TTEE
Omnibus Account
754 S. Cleveland Ave. Ste 300           --           --           --          6.13%          --
Mogadore, OH  44260-2205

(*) Investor Class shares of AIM Large Cap Growth Fund have not commenced operations.

AIM MID CAP GROWTH FUND

                                        CLASS A SHARES         CLASS B SHARES       CLASS C SHARES         CLASS R SHARES
                                      -------------------   -------------------   -------------------   -------------------
NAME AND ADDRESS OF                   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF
PRINCIPAL HOLDER                            RECORD                 RECORD               RECORD                 RECORD
-----------------------------------   -------------------   -------------------   -------------------   -------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East
2nd Floor                                   10.79%                  9.57%               16.13%                   --
Jacksonville, FL 32246

A I M Advisors, Inc.(*)
Attn:  David Hessel
11 Greenway Plaza                             --                     --                   --                   33.15%
Suite 100
Houston, TX 77046

MCB Trust Services Cust. FBO
NEBR - New England Build & Res
700 17th Street, Suite 300                    --                     --                   --                   19.84%
Denver, CO  80202-3507


Walsh & Sons Construction Corp.
Forfeiture Account                            --                     --                   --                   11.22%
3209 Vestal Pkwy E
Vestal, NY  13850-2154

A G Edwards & Sons Inc. FBO
Kalamazoo Industries
401 K Plan                                    --                     --                   --                    9.72%
One North Jefferson
St. Louis, MO  63103-2287

Premier Business Resource
Linda M. Esserman                             --                     --                   --                    5.22%
301 W. Platt Street, #1329
Tampa, FL  33606-0000

Lane M. Schloeder DVM

Lane M. Schloeder                             --                     --                   --                    5.41%
11764 Kirkwood Street
Herald, CA  95638-0000

Attn:  Matthew Brady
Morgan Stanley & Co. FBO
X-Entity 0111 C Equity
1585 Broadway 5th Floor                      5.26%                   --                   --                     --
New York, NY  10036-8200

(*)    Owned of record and beneficially

AIM U.S. GROWTH FUND

                                        CLASS A SHARES       CLASS B SHARES         CLASS C SHARES
                                      -------------------   -------------------   -------------------
NAME AND ADDRESS OF                   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF   PERCENTAGE OWNED OF
PRINCIPAL HOLDER                            RECORD               RECORD                 RECORD
---------------------                 -------------------   -------------------   -------------------
A I M Advisors, Inc.(*)
Attn:  David Hessel
11 Greenway Plaza
Suite 100                                  100.00%(**)            100.00%(**)              100.00%(**)
Houston, TX 77046

(*)   Owned of record and beneficially.

(**) Presumed to be a control person because of beneficial ownership of 25% or more of the Fund.

AIM WEINGARTEN FUND

                                      CLASS A      CLASS B     CLASS C      CLASS R     INSTITUTIONAL
                                      SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                    ----------   ----------   ----------   ----------   -------------
NAME AND ADDRESS OF                 PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
PRINCIPAL HOLDER                     OWNED OF     OWNED OF     OWNED OF     OWNED  OF     OWNED OF
                                      RECORD       RECORD       RECORD       RECORD        RECORD
---------------------------------   ----------   ----------   ----------   ----------   -------------
Merrill Lynch Pierce Fenner &
Smith
FBO The Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr East                11.82%       5.59%         17.56%          --           --
2nd Floor
Jacksonville, FL 32246

Macquarium Inc. 401 K
Louis K. Adler or Mark F. Adler
TTEES                                    --          --             --        19.45%          --
Omnibus Account
50 Washington St. Suite 300
Reno, NV  89503-5660

Sierra Conveyor Co Inc
Daniel P. Watson                         --          --             --        10.17%          --
PO Box 1382
Roseville, CA  95678-0000

Sierra Conveyor Co Inc
Marjorie J. Watson                       --          --             --         8.89%          --
PO Box 1382
Roseville, CA  95678-0000

Sierra Conveyor Co Inc
Brian Schyberg                           --          --             --         7.69%          --
PO Box 1382
Roseville, CA  95678-0000

Sierra Conveyor Co Inc Daniel
McCormick                                --          --             --         5.77%          --
PO Box 1382
Roseville, CA  95678-0000

                                      CLASS A      CLASS B     CLASS C      CLASS R     INSTITUTIONAL
                                      SHARES       SHARES       SHARES       SHARES     CLASS SHARES
                                    ----------   ----------   ----------   ----------   -------------
NAME AND ADDRESS OF                 PERCENTAGE   PERCENTAGE   PERCENTAGE   PERCENTAGE    PERCENTAGE
PRINCIPAL HOLDER                     OWNED OF     OWNED OF     OWNED OF     OWNED  OF     OWNED OF
                                      RECORD       RECORD       RECORD       RECORD        RECORD
---------------------------------   ----------   ----------   ----------   ----------   -------------
Citigroup Global House Acct
Attn:  Cindy Tempesta, 7th Floor       7.57%        6.63%        6.28%         --            --
333 West 34th Street
New York, NY  10001-2483

AIM Foundation
Attn:  Patricia Lewis                   --           --           --           --          21.03%
11 Greenway Plaza, Suite 2600
Houston, TX   77046

First Command Bank Trust
Attn:  Trust Department                 --           --           --           --          12.50%
PO Box 901075
Fort Worth, TX  76101-0000

David Leary, Trustee
FBO:  Town of Weymouth
457 Deferred Compensation Plan          --           --           --           --           7.30%
C/O Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO  80111-0000

Town of Watertown, Trustee
FBO:  Town of Watertown
457 Deferred Compensation Plan          --           --           --           --           8.56%
C/O Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO   80111-0000

Festivals, Inc. Profit Sharing
Plan
Alan Silverman                          --           --           --          8.75%          --
4201 120th Avenue SE
Bellevue, WA  98006-1149

City of Springfield, Trustee,
FBO City of Springfield 457 DCP
C/O Great West, Recordkeeper
8515 E. Orchard Rd. 2T2                 --           --           --           --           5.10%
Engelwood, CO  80111-5037

MANAGEMENT OWNERSHIP

         As of June 20, 2003, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except that the trustees and officers as a group owned 1.13% of Class A shares of AIM Emerging Growth Fund and 1.57% of Class A shares of AIM Diversified Dividend Fund.

                                   APPENDIX F

                                 MANAGEMENT FEES

      For the last three fiscal years ended October 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

     FUND NAME                               2002                                                2001
                                             ----                                                ----
                      MANAGEMENT FEE   MANAGEMENT FEE   NET MANAGEMENT     MANAGEMENT       MANAGEMENT     NET MANAGEMENT
                         PAYABLE          WAIVERS          FEE PAID        FEE PAYABLE      FEE WAIVERS      FEE PAID
                         -------          -------          --------        -----------      -----------      --------
AIM Aggressive
Growth Fund            $ 17,081,494     $     16,400     $ 17,065,094     $ 23,755,259     $      7,508     $ 23,747,751

AIM Basic Value II
Fund(1)                       1,164            1,164             $-0-              N/A              N/A              N/A

AIM Blue Chip Fund       24,803,281           26,519       24,776,762       35,318,225          153,216       35,165,009

AIM Capital
Development Fund          7,368,692           11,465        7,357,227        8,548,376            3,281        8,545,095

AIM Charter Fund         29,583,893           58,255       29,525,638       43,928,613          504,457       43,424,156

AIM Constellation        63,117,935        1,334,866       61,783,069       93,618,688        3,749,927       89,868,761
Fund

AIM Core
Strategies Fund(2)            5,619            5,619              -0-              N/A              N/A              N/A

AIM Dent
Demographic Trends
Fund                      6,351,166            5,666        6,345,500       10,214,781            1,945       10,212,836

AIM Diversified
Dividend Fund(2)             44,236           44,236              -0-              N/A              N/A              N/A

AIM Emerging
Growth Fund(3)         $  1,352,147     $      1,704     $  1,350,443     $  1,912,682     $    261,774     $  1,650,908

     FUND NAME                                 2000
                                               ----
                        MANAGEMENT       MANAGEMENT      NET MANAGEMENT
                        FEE PAYABLE      FEE WAIVERS       FEE PAID
                        -----------      -----------       --------
AIM Aggressive
Growth Fund            $ 26,977,097              -0-     $ 26,977,097

AIM Basic Value II
Fund(1)                         N/A              N/A              N/A

AIM Blue Chip Fund       36,923,601     $     70,387       36,853,214

AIM Capital
Development Fund          9,200,414              -0-        9,200,414

AIM Charter Fund         56,142,463        1,484,073       54,658,390

AIM Constellation
Fund                    128,677,520        6,187,566      122,489,954

AIM Core
Strategies Fund(2)              N/A              N/A              N/A

AIM Dent
Demographic Trends
Fund                     10,757,633              -0-       10,757,633

AIM Diversified
Dividend Fund(2)                N/A              N/A              N/A

AIM Emerging
Growth Fund(3)         $    908,443              -0-     $    908,443

     FUND NAME                               2002                                                2001
                                             ----                                                ----
                      MANAGEMENT FEE   MANAGEMENT FEE   NET MANAGEMENT     MANAGEMENT       MANAGEMENT     NET MANAGEMENT
                         PAYABLE          WAIVERS          FEE PAID        FEE PAYABLE      FEE WAIVERS      FEE PAID
                         -------          -------          --------        -----------      -----------      --------
AIM Large Cap
Basic Value Fund          1,168,281              793        1,167,488          537,749           85,532          452,217

AIM Large Cap
Growth Fund               2,371,037            3,052        2,367,985        3,378,201            1,590        3,376,611

AIM Mid Cap Growth
Fund                      1,620,211            2,679        1,617,532        1,860,437              875        1,859,562

AIM U.S. Growth
Fund(1)                       1,237            1,237              -0-              N/A              N/A              N/A

AIM Weingarten Fund       6,086,537           28,985       26,057,552       46,064,764          584,500       45,480,264


     FUND NAME                                 2000
                                               ----
                        MANAGEMENT       MANAGEMENT      NET MANAGEMENT
                        FEE PAYABLE      FEE WAIVERS       FEE PAID
                        -----------      -----------       --------
AIM Large Cap
Basic Value Fund             12,555     $     12,555              -0-

AIM Large Cap
Growth Fund               1,064,335              -0-        1,064,335

AIM Mid Cap Growth
Fund                      1,125,851              -0-        1,125,851

AIM U.S. Growth
Fund(1)                         N/A              N/A              N/A

AIM Weingarten Fund      75,218,931        5,181,384       70,073,547



(1) Commenced operations on August 30, 2002

(2) Commenced operations on December 31, 2001

(3) Commenced operations on March 31, 2000

      For the last three fiscal periods or years ended October 31, the sub-advisory fees paid by AIM Advisors to H.S. Dent Advisors, Inc. with respect to services provided to the AIM Dent Demographic Trends Funds were as follows:

                                                                   2002                   2001                2000
                                                                   ----                   ----                ----
AIM Dent Demographic Trends Fund..........................       $971,355              $2,403,478          $2,531,208

                                   APPENDIX G

                          ADMINISTRATIVE SERVICES FEES

      The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended October 31:

         FUND NAME                       2002                            2001                         2000
                                         ----                            ----                         ----
AIM Aggressive Growth Fund          $     383,159                  $     276,738                  $     233,230

AIM Basic Value II Fund(1)                  8,493                            N/A                            N/A

AIM Blue Chip Fund                        441,011                        331,400                        280,996

AIM Capital Development                   205,580                        160,775                        147,339
Fund

AIM Charter Fund                          468,551                        383,570                        383,224

AIM Constellation Fund                    629,514                        622,082                        731,392

AIM Core Strategies Fund(2)                41,781                            N/A                            N/A

AIM Dent Demographic
Trends Fund                               145,864                        151,955                        142,614

AIM Diversified Dividend
Fund(2)                                    41,781                            N/A                            N/A

AIM Emerging Growth Fund(3)                50,000                         50,000                         29,235

AIM Large Cap Basic Value
Fund                                       50,000                         50,000                         50,000

AIM Large Cap Growth Fund                  87,337                        110,085                         50,000

AIM Mid Cap Growth Fund                    50,000                         50,000                         50,000

AIM U.S. Growth Fund(1)                     8,493                            N/A                            N/A

AIM Weingarten Fund                       450,564                        392,623                        473,764


(1) Commenced operations on August 30, 2002

(2) Commenced operations on December 31, 2001

(3) Commenced operations on March 31, 2000

                                   APPENDIX H

                              BROKERAGE COMMISSIONS

      Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years or period ended October 31, were as follows:

                  FUND                                            2002               2001             2000
                  ----                                         ----------         ----------       ----------
AIM Aggressive Growth Fund(2)                                  $5,920,899      $   6,473,868    $   4,003,829

AIM Basic Value II Fund(3)                                          1,313                N/A              N/A

AIM Blue Chip Fund                                              4,014,589          3,838,893        3,087,012

AIM Capital Development Fund                                    4,525,600          4,153,032        2,924,761

AIM Charter Fund                                               12,272,154         12,104,855       10,479,914

AIM Constellation Fund(4)                                      16,936,943         23,003,818       25,382,535

AIM Core Strategies Fund(5)                                         1,587                N/A              N/A

AIM Dent Demographic Trends Fund(6)                             4,652,389          3,053,966        1,831,365

AIM Diversified Dividend Fund(5)                                   17,394                N/A              N/A

AIM Emerging Growth Fund(7)(9)                                  2,158,091          1,016,711          136,048

AIM Large Cap Basic Value Fund                                    300,919            235,562            8,679

AIM Large Cap Growth Fund                                         864,959            891,255          284,025

AIM Mid Cap Growth Fund                                         1,118,766            801,920          361,741

AIM U.S. Growth Fund(3)                                               844                N/A              N/A

AIM Weingarten Fund(8)                                         23,824,701         30,640,967       21,922,844

(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2) The variation in brokerage commissions paid by the AIM Aggressive Growth Fund for the fiscal year ended October 31, 2002, as compared to the fiscal year ended October 31, 2000, was due to a significant fluctuation in asset levels and cash outflows.

(3)   Commenced operations on August 30, 2002.

(4) The variation in brokerage commissions paid by AIM Constellation Fund for the fiscal year ended October 31, 2002, as compared to the two prior fiscal years was due to a decrease in asset levels and portfolio transactions.

(5)   Commenced operations on December 31, 2001.

(6) The variation in brokerage commissions paid by AIM Dent Demographic Trends Fund for the fiscal year ended October 31, 2002, as compared to the two prior fiscal years, was due to a significant fluctuation in asset levels, cash outflows and an increase in transactions on which commissions were paid.

(7)   Commenced operations on March 31, 2000.

(8) The variation in the brokerage commissions paid by AIM Weingarten Fund for the fiscal year ended October 31, 2002, as compared to the prior fiscal year, was due to a decrease in assets and portfolio turnover.

(9) The variation in brokerage commissions paid by AIM Emerging Growth Fund for the fiscal year ended October 31, 2002, as compared to the two prior fiscal years, was due to a significant fluctuation in asset levels, increased portfolio turnover and an increase in transactions on which commissions were paid.

                                   APPENDIX I

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

      During the last fiscal year ended October 31, 2002, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                                                     Related
Fund                                                 Transactions              Brokerage Commissions
----                                                 ------------              ---------------------
AIM Aggressive Growth Fund                         $   565,103,831                    $   879,279

AIM Basic Value II Fund(1)                                  22,299                             43

AIM Blue Chip Fund                                     482,791,925                        704,507

AIM Capital Development Fund                           275,926,022                        559,877

AIM Charter Fund                                     1,750,689,258                      2,288,465

AIM Constellation Fund                               1,667,124,770                      2,166,999

AIM Core Strategies Fund(2)                                    732                              4

AIM Dent Demographic Trends Fund                       303,483,443                        523,736

AIM Diversified Dividend Fund(2)                         2,034,618                          2,336

AIM Emerging Growth Fund                               107,310,161                        296,892

AIM Large Cap Basic Value Fund                          11,547,195                         16,829

AIM Large Cap Growth Fund                               72,803,328                         92,460

AIM Mid Cap Growth Fund                                 70,267,204                        143,854

AIM U.S. Growth Fund(1)                                          0                              0

AIM Weingarten Fund                                  1,938,782,465                      3,013,694

(1)   Commenced operations on August 30, 2002

(2)   Commenced operations on December 31, 2001

      During the last fiscal year ended October 31, 2002, the Funds held securities issued by the following companies, which are "regular" brokers or dealers of one or more of the Funds identified below:

         Fund/Issuer                       Security                Market Value
         -----------                       --------                ------------
AIM Aggressive Growth Fund
   Legg Mason                             Common Stock            $   11,615,000

AIM Basic Value II Fund
   J.P. Morgan Chase & Co.                Common Stock                    29,050
   Merrill Lynch & Co., Inc.              Common Stock                    37,950

AIM Blue Chip Fund
   Goldman Sachs Group, Inc. (The)        Common Stock                28,640,000
   J.P. Morgan Chase & Co.                Common Stock                18,675,000
   Merrill Lynch & Co., Inc.              Common Stock                28,462,500
   Morgan Stanley                         Common Stock                35,028,000

AIM Charter Fund
   Morgan Stanley                         Common Stock                29,190,000

AIM Constellation Fund
   Goldman Sachs Group, Inc. (The)        Common Stock                53,700,000
   Merrill Lynch & Co., Inc.              Common Stock                57,129,930

   Morgan Stanley                         Common Stock                56,173,236


         Fund/Issuer                       Security                Market Value
         -----------                       --------                ------------
AIM Core Strategies Fund
   Bear Stearns Cos., Inc. (The)          Common Stock                     2,442

AIM Dent Demographic Trends Fund
   Goldman Sachs Group, Inc. (The)        Common Stock                 4,296,000
   Lehman Brothers Holdings Inc.          Common Stock                 3,995,250
   Morgan Stanley                         Common Stock                 4,475,800

AIM Diversified Dividend Fund
   Morgan Stanley                         Common Stock                   124,544

AIM Large Cap Basic Value Fund
   J.P. Morgan Chase & Co.                Common Stock                 3,942,500
   Merrill Lynch & Co., Inc.              Common Stock                 3,719,100
   Morgan Stanley                         Common Stock                 3,853,080

AIM Weingarten Fund
   Goldman Sachs Group, Inc. (The)        Common Stock                28,640,000
   J.P. Morgan Chase & Co.                Common Stock                20,750,000

                                   APPENDIX J

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

      A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year or period ended October 31, 2002 follows:

                                               CLASS A            CLASS B             CLASS C            CLASS R
FUND                                            SHARES             SHARES              SHARES             SHARES
----                                            ------             ------              ------             ------
AIM Aggressive Growth Fund(3)             $   5,780,784       $   2,857,330         $   929,471             $   69

AIM Basic Value II Fund(1)                          218                 465                 465                N/A

AIM Blue Chip Fund(3)                         6,517,172          16,167,462           4,196,874                 31

AIM Capital Development Fund(3)               2,050,963           4,539,281             690,638                 20

AIM Charter Fund(3)                           8,613,574          15,924,539           2,261,077                 23

AIM Constellation Fund(3)                    26,651,431           7,863,981           2,406,943                104

AIM Core Strategies Fund(2)                       1,049               2,248               2,248                N/A

AIM Dent Demographic Trends Fund                993,200           3,310,084           1,324,161                N/A

AIM Diversified Dividend Fund(2)                  9,410              25,823               6,272                N/A

AIM Emerging Growth Fund                        274,207             553,611             253,702                N/A

AIM Large Cap Basic Value Fund(3)               349,059             697,535             252,255                 17

AIM Large Cap Growth Fund(3)                    466,743           1,320,106             507,688                 18

AIM Mid Cap Growth Fund(3)                      337,632             822,210             238,357                 17

AIM U.S. Growth Fund(1)                             231                 495                 495                N/A

AIM Weingarten Fund(3)                        9,600,534           7,658,196           1,234,983                 43


(1)  Commenced operations on August 30, 2002

(2)  Commenced operations on December 31, 2001

(3)  Commenced operations for Class R on June 3, 2002.

                                   APPENDIX K

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

      An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended October 31, 2002, follows:

                                                     PRINTING &                 UNDERWRITERS         DEALERS
                                      ADVERTISING     MAILING     SEMINARS      COMPENSATION        COMPENSATION
                                      -----------     -------     --------      ------------        ------------
AIM Aggressive Growth Fund           $      -0-           -0-         -0-           -0-              5,780,784

AIM Basic Value II Fund(1)                  N/A           N/A         N/A           N/A                    N/A

AIM Blue Chip Fund                      499,128        62,911     187,740           -0-              5,767,393

AIM Capital Development Fund            206,409        25,996      78,021           -0-              1,740,537

AIM Charter Fund                        513,609        64,811     190,484           -0-              7,844,670

AIM Constellation Fund                1,391,961       175,372     516,796           -0-             24,567,302

AIM Core Strategies Fund(2)                 N/A           N/A         N/A           N/A                    N/A

AIM Dent Demographic Trends Fund        106,595        13,309      37,969           -0-                835,327

AIM Diversified Dividend Fund(2)            -0-           -0-         -0-           -0-                  9,410

AIM Emerging Growth Fund                 29,306         3,746      11,017           -0-                230,138

AIM Large Cap Basic Value Fund           34,761         4,450      11,933           -0-                297,915

AIM Large Cap Growth Fund                38,719         4,966      13,795           -0-                409,263

AIM Mid Cap Growth Fund                  32,433         4,067      12,167           -0-                288,965

AIM U.S. Growth Fund(1)                     N/A           N/A         N/A           N/A                    N/A

AIM Weingarten Fund                     613,489        77,459     229,104           -0-              8,680,483

(1)  Commenced operations on August 30, 2002

(2)  Commenced operations on December 31, 2001

         An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended October 31, 2002, follows:

                                                     PRINTING &                 UNDERWRITERS         DEALERS
                                      ADVERTISING     MAILING     SEMINARS      COMPENSATION        COMPENSATION
                                      -----------     -------     --------      ------------        ------------
AIM Aggressive Growth Fund           $   69,192         8,852      23,520        2,142,997             612,769

AIM Basic Value II Fund(1)                  N/A           N/A         N/A              N/A                 N/A

AIM Blue Chip Fund                      167,358        21,023      62,166       12,125,597           3,791,318

AIM Capital Development Fund             29,940         3,710      11,357        3,404,461           1,089,813

AIM Charter Fund                         99,364        12,498      36,430       11,943,404           3,832,843

AIM Constellation Fund                  115,674        14,521      43,132        5,897,985           1,792,669

AIM Core Strategies Fund(2)                 N/A           N/A         N/A              N/A                 N/A

AIM Dent Demographic Trends Fund         36,222         4,523      14,260        2,482,563             772,516

AIM Diversified Dividend Fund(2)          2,135           -0-         -0-           19,367               4,320

AIM Emerging Growth Fund                  8,128         1,108       3,079          415,208             126,088

AIM Large Cap Basic Value Fund           19,549         2,416       7,322          523,151             145,097

AIM Large Cap Growth Fund                22,439         2,822       7,840          990,080             296,925

AIM Mid Cap Growth Fund                  15,275         2,024       5,190          616,658             183,063

AIM U.S. Growth Fund(1)                     N/A           N/A         N/A              N/A                 N/A

AIM Weingarten Fund                      75,003         9,361      27,736        5,743,647           1,802,449

(1)  Commenced operations on August 30, 2002

(2)  Commenced operations on December 31, 2001

      An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended October 31, 2002, follows:

                                                     PRINTING &                 UNDERWRITERS         DEALERS
                                      ADVERTISING     MAILING     SEMINARS      COMPENSATION        COMPENSATION
                                      -----------     -------     --------      ------------        ------------
AIM Aggressive Growth Fund              $27,661         3,559       9,366          193,567             695,318

AIM Basic Value II Fund(1)                  N/A           N/A         N/A              N/A                 N/A

AIM Blue Chip Fund                       57,196         7,092      21,430          412,692           3,698,464

AIM Capital Development Fund             11,000         1,222       4,753           81,483             592,180

AIM Charter Fund                         27,254         3,526      10,492          199,365           2,020,440

AIM Constellation Fund                   39,369         5,059      14,507          282,893           2,065,115

AIM Core Strategies Fund(2)                 N/A           N/A         N/A              N/A                 N/A

AIM Dent Demographic Trends Fund         19,412         2,418       6,717          138,540           1,157,073

AIM Diversified Dividend Fund(2)            635            87           0            2,860               2,690

AIM Emerging Growth Fund                  6,316           702       1,560           37,430             207,695

AIM Large Cap Basic Value Fund           11,118         1,346       4,985           82,258             152,548

AIM Large Cap Growth Fund                12,505         1,705       3,552           85,258             404,668

AIM Mid Cap Growth Fund                   7,140           974       1,803           45,975             182,466

AIM U.S. Growth Fund(1)                     N/A           N/A         N/A              N/A                 N/A

AIM Weingarten Fund                      21,922         2,821       8,248          160,830           1,041,162


(1)  Commenced operations on August 30, 2002

(2)  Commenced operations on December 31, 2001



      Class R shares of AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Mid Cap Growth Fund and AIM Weingarten Fund commenced operations on June 3, 2002. The fees paid by Class R shares of the Funds for the above noted categories during the fiscal year ended October 31, 2002 were $68.96, $31.57, $20.22, $23.43, $104.02, $17.33, $18.44,
$16.60 and $42.91, respectively.

                                   APPENDIX L

                               TOTAL SALES CHARGES

      The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal periods or years ending October 31:

                                                 2002                          2001                            2000
                                                 ----                          ----                            ----
                                         SALES         AMOUNT          SALES          AMOUNT           SALES           AMOUNT
                                        CHARGES       RETAINED         CHARGES        RETAINED        CHARGES         RETAINED
                                        -------       --------         -------        --------        -------         --------
AIM Aggressive Growth Fund           $ 2,490,945     $   401,540     $ 6,941,065     $ 1,042,378     $13,013,259     $ 2,075,726

AIM Basic Value II Fund(1)                   N/A             N/A             N/A             N/A             N/A             N/A

AIM Blue Chip Fund                     3,369,955         524,961      10,186,805       1,504,443      18,764,141       2,876,209

AIM Capital Development Fund           1,081,325         167,124       1,471,704         217,702       1,986,868         309,839

AIM Charter Fund                       2,445,644         387,132       8,482,508       1,267,570      21,686,299       3,447,012

AIM Constellation Fund                 7,869,917       1,272,976      18,221,618       2,721,593      32,281,350       5,088,774

AIM Core Strategies Fund(2)                  N/A             N/A             N/A             N/A             N/A             N/A

AIM Dent Demographic Trends Fund         890,896         131,333       3,448,426         505,337      13,202,030       2,007,746

AIM Diversified Dividend Fund(2)          70,911          11,277             N/A             N/A             N/A             N/A

AIM Emerging Growth Fund(3)              255,036          42,050         711,947         108,381       2,135,371         336,338

AIM Large Cap Basic Value Fund           447,812          72,325         838,531         120,808          80,721          12,029

AIM Large Cap Growth Fund                567,190          89,304       2,588,386         403,111       3,837,030         577,198

AIM Mid Cap Growth Fund                  456,202          70,433       1,057,009         162,126       2,652,130         422,379

AIM U.S. Growth Fund*                        N/A             N/A             N/A             N/A             N/A             N/A

AIM Weingarten Fund                    2,965,221         482,681       9,137,102       1,394,055      23,882,434       3,854,495

(1)     Commenced operations on August 30, 2002

(2)     Commenced operations on December 31, 2001

(3)     Commenced operations on March 31, 2000

      The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R shareholders and retained by AIM Distributors for the last three fiscal periods or years ended October 31:

                                                              2002             2001              2000
                                                              ----             ----              ----
AIM Aggressive Growth Fund                                $    88,844      $  127,954         $   55,615

AIM Basic Value II Fund(1)                                        N/A             N/A                N/A

AIM Blue Chip Fund                                            107,445         251,600            197,230

AIM Capital Development Fund                                   15,360          19,079             22,923

AIM Charter Fund                                               69,358         191,689            148,823

AIM Constellation Fund                                        183,857         317,491            411,140

AIM Core Strategies Fund(2)                                       N/A             N/A                N/A

AIM Dent Demographic Trends Fund                               27,687         152,995             91,369

AIM Diversified Dividend Fund(2)                                   83             N/A                N/A

AIM Emerging Growth Fund(3)                                     8,141          50,717              9,199

AIM Large Cap Basic Value Fund                                 10,512          31,559                502

AIM Large Cap Growth Fund                                      19,917          97,612             15,696

AIM Mid Cap Growth Fund                                        16,428          26,251             23,692

AIM U.S. Growth Fund(*)                                           N/A             N/A                N/A

AIM Weingarten Fund                                            61,852         163,986            139,887

(1)   Commenced operations on August 30, 2002

(2)   Commenced operations on December 31, 2001

(3)   Commenced operations on March 31, 2000

                                   APPENDIX M

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

The average annual total returns (including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:


                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                                                    --------------
                                                                                        SINCE        INCEPTION
         CLASS A SHARES:                       1 YEAR      5 YEARS      10 YEARS      INCEPTION        DATE
         --------------                        ------      -------      --------      ---------        ----
AIM Aggressive Growth Fund                     -25.48%      -5.20%         9.28%          N/A         05/01/84
AIM Basic Value II Fund                           N/A         N/A           N/A           N/A         08/30/02
AIM Blue Chip Fund                             -19.15%      -6.04%         7.11%          N/A         02/04/87
AIM Capital Development Fund                   -26.13%      -2.32%          N/A          5.89%        06/17/96
AIM Charter Fund                               -17.48%      -4.30%         6.42%          N/A         11/26/68
AIM Constellation Fund                         -20.68%      -5.14%         6.64%          N/A         04/30/76
AIM Core Strategies Fund                       -14.54%        N/A           N/A        -14.72%        12/31/01
AIM Dent Demographic Trends Fund               -23.98%        N/A           N/A        -12.31%        06/07/99
AIM Diversified Dividend Fund                  -17.24%        N/A           N/A        -12.35%        12/31/01
AIM Emerging Growth Fund                       -24.59%        N/A           N/A        -22.29%        03/31/00
AIM Large Cap Basic Value Fund                 -24.74%        N/A           N/A         -1.64%        06/30/99
AIM Large Cap Growth Fund                      -19.46%        N/A           N/A         -7.81%        03/01/99
AIM Mid Cap Growth Fund                        -27.56%        N/A           N/A        -11.18%        11/01/99
AIM U.S. Growth Fund                               N/A        N/A           N/A           N/A         08/30/02
AIM Weingarten Fund                            -22.97%     -10.94%         3.42%          N/A         06/17/69

      The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                                                    --------------
                                                                                        SINCE        INCEPTION
         CLASS B SHARES:                       1 YEAR      5 YEARS      10 YEARS      INCEPTION        DATE
         --------------                        ------      -------      --------      ---------        ----
AIM Aggressive Growth Fund                     -25.60%        N/A           N/A         -2.04%        03/01/99
AIM Basic Value II Fund                           N/A         N/A           N/A           N/A         08/30/02
AIM Blue Chip Fund                             -19.32%      -6.02%          N/A          2.62%        10/01/96
AIM Capital Development Fund                   -26.15%      -2.22%          N/A          4.44%        10/01/96
AIM Charter Fund                               -17.70%      -4.24%          N/A          5.23%        06/26/95
AIM Constellation Fund                         -20.83%      -5.06%          N/A         -3.21%        11/03/97
AIM Core Strategies Fund                       -14.54%        N/A           N/A        -14.72%        12/31/01
AIM Dent Demographic Trends Fund               -24.05%        N/A           N/A        -12.30%        06/07/99
AIM Diversified Dividend Fund                  -17.30%        N/A           N/A        -11.84%        12/31/01
AIM Emerging Growth Fund                       -24.60%        N/A           N/A        -22.08%        03/31/00
AIM Large Cap Basic Value Fund                 -24.82%        N/A           N/A         -5.95%        08/01/00
AIM Large Cap Growth Fund                      -19.56%        N/A           N/A        -10.11%        04/05/99
AIM Mid Cap Growth Fund                        -27.71%        N/A           N/A        -11.18%        11/01/99
AIM U.S. Growth Fund                              N/A         N/A           N/A           N/A         08/30/02
AIM Weingarten Fund                            -23.01%     -10.84%          N/A          0.65%        06/26/95

      The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                                                    --------------
                                                                                        SINCE        INCEPTION
         CLASS C SHARES:                       1 YEAR      5 YEARS      10 YEARS      INCEPTION        DATE
         --------------                        ------      -------      --------      ---------        ----
AIM Aggressive Growth Fund                     -22.58%        N/A           N/A         -1.73%        03/01/99
AIM Basic Value II Fund                           N/A         N/A           N/A           N/A         08/30/02
AIM Blue Chip Fund                             -15.92%      -5.63%          N/A         -2.25%        08/04/97
AIM Capital Development Fund                   -23.05%      -1.88%          N/A          1.85%        08/04/97
AIM Charter Fund                               -14.28%      -3.93%          N/A         -1.82%        08/04/97
AIM Constellation Fund                         -17.51%      -4.80%          N/A         -3.13%        08/04/97
AIM Core Strategies Fund                       -14.54%        N/A           N/A        -14.72%        12/31/01
AIM Dent Demographic Trends Fund               -20.85%        N/A           N/A        -11.61%        06/07/99
AIM Diversified Dividend Fund                  -13.91%        N/A           N/A         -9.17%        12/31/01
AIM Emerging Growth Fund                       -21.60%        N/A           N/A        -21.40%        03/31/00
AIM Large Cap Basic Value Fund                 -21.65%        N/A           N/A         -4.90%        08/01/00
AIM Large Cap Growth Fund                      -16.28%        N/A           N/A         -9.66%        04/05/99
AIM Mid Cap Growth Fund                        -24.56%        N/A           N/A        -10.37%        11/01/99
AIM U.S. Growth Fund                              N/A         N/A           N/A           N/A         08/30/02
AIM Weingarten Fund                            -19.76%     -10.58%          N/A         -7.04%        08/04/97

      The average annual total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                                                    --------------
                                                                                        SINCE        INCEPTION
         CLASS R SHARES:                       1 YEAR      5 YEARS      10 YEARS      INCEPTION       DATE(**)
         --------------                        ------      -------      --------      ---------        ----
AIM Aggressive Growth Fund                     -21.36%      -4.37%         9.62%          N/A         05/01/84
AIM Blue Chip Fund                             -14.57%      -5.11%         7.56%          N/A         02/04/87
AIM Capital Development Fund                   -21.94%      -1.36%          N/A          6.61%        06/17/96
AIM Charter Fund                               -12.97%      -3.43%         6.80%          N/A         11/26/68
AIM Constellation Fund                         -15.88%      -4.17%         7.07%          N/A         04/30/76
AIM Large Cap Basic Value Fund                 -20.46%        N/A           N/A         -0.32%        06/30/99
AIM Large Cap Growth Fund                      -14.80%        N/A           N/A         -6.66%        03/01/99
AIM Mid Cap Growth Fund                        -23.59%        N/A           N/A         -9.91%        11/01/99
AIM Weingarten Fund                            -18.56%     -10.09%         3.81%          N/A         06/17/69

(*) The returns shown for these periods are the blended returns of the historical performance of the Funds' Class R shares since June 3, 2002 and the restated historical performance of the Funds' Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares.

(**) The inception date shown in the table is that of the Funds' Class A shares. The inception date of the Funds' Class R shares is June 3, 2002.

      The average annual total returns for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                        PERIODS ENDED
                                                                      APRIL 30, 2003(*)
                                                                       ---------------
                                                                                            SINCE        INCEPTION
         INVESTOR CLASS SHARES:             1 YEAR        5 YEARS         10 YEARS       INCEPTION        DATE(**)
         ----------------------             ------        -------         --------       ---------        ------
AIM Blue Chip Fund                           -14.47%      -4.97%            7.72%            N/A%        02/04/87
AIM Large Cap Basic Value Fund               -20.37%        N/A              N/A           -0.18%        06/30/99
AIM Large Cap Growth Fund                    -14.79%        N/A              N/A           -6.55%        03/01/99


(*) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

(**) The inception date shown in the table is that of the Fund's Class A shares.

CUMULATIVE TOTAL RETURNS

         The cumulative total returns (including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                                                    --------------
                                                                                          SINCE          INCEPTION
         CLASS A SHARES:                    1 YEAR       5 YEARS         10 YEARS        INCEPTION          DATE
         --------------                     ------       -------         --------        ---------          ----
AIM Aggressive Growth Fund                   -25.48%     -23.42%          142.79%            N/A         05/01/84
AIM Basic Value II Fund                         N/A         N/A              N/A           -4.38%        08/30/02
AIM Blue Chip Fund                           -19.15%     -26.78%           98.68%            N/A         02/04/87
AIM Capital Development Fund                 -26.13%     -11.07%             N/A           48.19%        06/17/96
AIM Charter Fund                             -17.48%     -19.72%           86.26%            N/A         11/26/68
AIM Constellation Fund                       -20.68%     -23.19%           90.16%            N/A         04/30/76
AIM Core Strategies Fund                     -14.54%        N/A              N/A          -19.07%        12/31/01
AIM Dent Demographic Trends Fund             -23.98%        N/A              N/A          -40.08%        06/07/99
AIM Diversified Dividend Fund                -17.24%        N/A              N/A          -16.07%        12/31/01
AIM Emerging Growth Fund                     -24.59%        N/A              N/A          -54.03%        03/31/00
AIM Large Cap Basic Value Fund               -24.74%        N/A              N/A           -6.13%        06/30/99
AIM Large Cap Growth Fund                    -19.46%        N/A              N/A          -28.73%        03/01/99
AIM Mid Cap Growth Fund                      -27.56%        N/A              N/A          -33.93%        11/01/99
AIM U.S. Growth Fund                            N/A         N/A              N/A           -1.88%        08/30/02
AIM Weingarten Fund                          -22.97%     -43.97%           39.98%            N/A         06/17/69

      The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                                                    --------------
                                                                                         SINCE          INCEPTION
         CLASS B SHARES:                    1 YEAR       5 YEARS         10 YEARS       INCEPTION          DATE
         --------------                     ------       -------         --------       ---------          ----
AIM Aggressive Growth Fund                   -25.60%        N/A              N/A           -8.21%        03/01/99
AIM Basic Value II Fund                         N/A         N/A              N/A           -4.38%        08/30/02
AIM Blue Chip Fund                           -19.32%     -26.68%             N/A           18.55%        10/01/96
AIM Capital Development Fund                 -26.15%     -10.62%             N/A           33.10%        10/01/96
AIM Charter Fund                             -17.70%     -19.48%             N/A           49.16%        06/26/95
AIM Constellation Fund                       -20.83%     -22.88%             N/A          -16.40%        11/03/97
AIM Core Strategies Fund                     -14.54%        N/A              N/A          -19.07%        12/31/01
AIM Dent Demographic Trends Fund             -24.05%        N/A              N/A          -40.05%        06/07/99
AIM Diversified Dividend Fund                -17.30%        N/A              N/A          -15.42%        12/31/01
AIM Emerging Growth Fund                     -24.60%        N/A              N/A          -53.66%        03/31/00
AIM Large Cap Basic Value Fund               -24.82%        N/A              N/A          -15.49%        08/01/00
AIM Large Cap Growth Fund                    -19.56%        N/A              N/A          -35.17%        04/05/99
AIM Mid Cap Growth Fund                      -27.71%        N/A              N/A          -33.94%        11/01/99
AIM U.S. Growth Fund                            N/A         N/A              N/A           -1.88%        08/30/02
AIM Weingarten Fund                          -23.01%     -43.65%             N/A            5.21%        06/26/95

      The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:


                                                                      PERIODS ENDED
                                                                     APRIL 30, 2003
                                                                     --------------
                                                                                         SINCE          INCEPTION
         CLASS C SHARES:                     1 YEAR      5 YEARS         10 YEARS      INCEPTION          DATE
         --------------                      ------      -------         --------      ---------          ----
AIM Aggressive Growth Fund                   -22.58%        N/A              N/A           -7.01%        03/01/99
AIM Basic Value II Fund                         N/A         N/A              N/A           -4.38%        08/30/02
AIM Blue Chip Fund                           -15.92%     -25.15%             N/A          -12.26%        08/04/97
AIM Capital Development Fund                 -23.05%      -9.07%             N/A           11.10%        08/04/97
AIM Charter Fund                             -14.28%     -18.15%             N/A           -9.99%        08/04/97
AIM Constellation Fund                       -17.51%     -21.81%             N/A          -16.67%        08/04/97
AIM Core Strategies Fund                     -14.54%        N/A              N/A          -19.07%        12/31/01
AIM Dent Demographic Trends Fund             -20.85%        N/A              N/A          -38.20%        06/07/99
AIM Diversified Dividend Fund                -13.91%        N/A              N/A          -12.00%        12/31/01
AIM Emerging Growth Fund                     -21.60%        N/A              N/A          -52.40%        03/31/00
AIM Large Cap Basic Value Fund               -21.65%        N/A              N/A          -12.89%        08/01/00
AIM Large Cap Growth Fund                    -16.28%        N/A              N/A          -33.85%        04/05/99
AIM Mid Cap Growth Fund                      -24.56%        N/A              N/A          -31.80%        11/01/99
AIM U.S. Growth Fund                            N/A         N/A              N/A           -1.88%        08/30/02
AIM Weingarten Fund                          -19.76%     -42.81%             N/A          -34.21%        08/04/97

      The cumulative total returns (not including the 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year) for each Fund, with respect to its Class R shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                                                    --------------
                                                                                         SINCE          INCEPTION
         CLASS R SHARES:                    1 YEAR       5 YEARS         10 YEARS       INCEPTION         DATE(**)
         --------------                     ------       -------         --------       ---------          ----
AIM Aggressive Growth Fund                   -21.36%     -20.00%          150.58%            N/A         05/01/84
AIM Blue Chip Fund                           -14.57%     -23.06%          107.23%            N/A         02/04/87
AIM Capital Development Fund                 -21.94%      -6.60%             N/A           55.17%        06/17/96
AIM Charter Fund                             -12.97%     -15.99%           93.02%            N/A         11/26/68
AIM Constellation Fund                       -15.88%     -19.20%           98.00%            N/A         04/30/76
AIM Large Cap Basic Value Fund               -20.46%        N/A              N/A           -1.22%        06/30/99
AIM Large Cap Growth Fund                    -14.80%        N/A              N/A          -24.94%        03/01/99
AIM Mid Cap Growth Fund                      -23.59%        N/A              N/A          -30.57%        11/01/99
AIM Weingarten Fund                          -18.56%     -41.25%           45.33%            N/A         06/17/69

(*) The returns shown for these periods are the blended returns of the historical performance of the Funds' Class R shares since June 3, 2002 and the restated historical performance of the Funds' Class A shares (for periods prior to June 3, 2002) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares.

(**) The inception date shown in the table is that of the Funds' Class A shares.
     The inception date of the Funds' Class R shares is June 3, 2002.

      The cumulative total returns for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                       PERIODS ENDED
                                                                      APRIL 30, 2003(*)
                                                                      -----------------
                                                                                           SINCE         INCEPTION
         INVESTOR CLASS SHARES:             1 YEAR         5 YEARS         10 YEARS      INCEPTION         DATE(**)
         ----------------------             ------         -------         --------      ---------        ------
AIM Blue Chip Fund                          -14.47%        -22.52%          110.29%         N/A          02/04/87
AIM Large Cap Basic Value Fund              -20.37%           N/A              N/A        -0.69%         06/30/99
AIM Large Cap Growth Fund                   -14.79%           N/A              N/A       -24.57%         03/01/99


(*) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.


(**) The inception date shown in the table is that of the Fund's Class A shares.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

      The average annual total returns (after taxes on distributions and including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                                                    --------------
                                                                                        SINCE          INCEPTION
         CLASS A SHARES:                       1 YEAR      5 YEARS        10 YEARS     INCEPTION          DATE
         --------------                        ------      -------        --------     ---------          ----
AIM Aggressive Growth Fund                     -25.48%      -6.42%          8.24%         N/A           05/01/84
AIM Basic Value II Fund                           N/A         N/A            N/A          N/A           08/30/02
AIM Blue Chip Fund                             -19.15%      -6.06%          6.08%         N/A           02/04/87
AIM Capital Development Fund                   -26.13%      -3.15%           N/A         5.24%          06/17/96
AIM Charter Fund                               -17.48%      -5.11%          4.64%         N/A           11/26/68
AIM Constellation Fund                         -20.68%      -6.33%          5.48%         N/A           04/30/76
AIM Core Strategies Fund                       -15.12%        N/A            N/A       -15.16%          12/31/01
AIM Dent Demographic Trends Fund               -23.98%        N/A            N/A       -12.31%          06/07/99
AIM Diversified Dividend Fund                  -17.24%        N/A            N/A       -12.35%          12/31/01
AIM Emerging Growth Fund                       -24.59%        N/A            N/A       -22.77%          03/31/00
AIM Large Cap Basic Value Fund                 -24.74%        N/A            N/A        -2.00%          06/30/99
AIM Large Cap Growth Fund                      -19.46%        N/A            N/A        -7.81%          03/01/99
AIM Mid Cap Growth Fund                        -27.56%        N/A            N/A       -11.18%          11/01/99
AIM U.S. Growth Fund                              N/A         N/A            N/A          N/A           08/30/02
AIM Weingarten Fund                            -22.97%     -12.11%          1.04%         N/A           06/17/69

      The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                                                    --------------
                                                                                         SINCE         INCEPTION
         CLASS B SHARES:                       1 YEAR      5 YEARS        10 YEARS      INCEPTION         DATE
         --------------                        ------      -------        --------      ---------         ----
AIM Aggressive Growth Fund                     -25.60%        N/A            N/A        -3.55%          03/01/99
AIM Basic Value II Fund                           N/A         N/A            N/A          N/A           08/30/02
AIM Blue Chip Fund                             -19.32%      -6.03%           N/A         2.15%          10/01/96
AIM Capital Development Fund                   -26.15%      -3.09%           N/A         3.75%          10/01/96
AIM Charter Fund                               -17.70%      -5.03%           N/A         3.52%          06/26/95
AIM Constellation Fund                         -20.83%      -6.30%           N/A        -4.68%          11/03/97
AIM Core Strategies Fund                       -15.12%        N/A            N/A       -15.16%          12/31/01
AIM Dent Demographic Trends Fund               -24.05%        N/A            N/A       -12.30%          06/07/99
AIM Diversified Dividend Fund                  -17.30%        N/A            N/A       -11.84%          12/31/01
AIM Emerging Growth Fund                       -24.60%        N/A            N/A       -22.58%          03/31/00
AIM Large Cap Basic Value Fund                 -24.82%        N/A            N/A        -6.01%          08/01/00
AIM Large Cap Growth Fund                      -19.56%        N/A            N/A       -10.11%          04/05/99
AIM Mid Cap Growth Fund                        -27.71%        N/A            N/A       -11.18%          11/01/99
AIM U.S. Growth Fund                              N/A         N/A            N/A          N/A           08/30/02
AIM Weingarten Fund                            -23.01%     -12.07%           N/A        -1.84%          06/26/95

      The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                                                    --------------
                                                                                        SINCE          INCEPTION
         CLASS C SHARES:                       1 YEAR      5 YEARS        10 YEARS     INCEPTION          DATE
         --------------                        ------      -------        --------     ---------          ----
AIM Aggressive Growth Fund                     -22.58%        N/A            N/A        -3.23%          03/01/99
AIM Basic Value II Fund                           N/A         N/A            N/A          N/A           08/30/02
AIM Blue Chip Fund                             -15.92%      -5.64%           N/A        -2.36%          08/04/97
AIM Capital Development Fund                   -23.05%      -2.74%           N/A         1.07%          08/04/97
AIM Charter Fund                               -14.28%      -4.70%           N/A        -3.10%          08/04/97
AIM Constellation Fund                         -17.51%      -6.03%           N/A        -4.53%          08/04/97
AIM Core Strategies Fund                       -15.12%        N/A            N/A       -15.16%          12/31/01
AIM Dent Demographic Trends Fund               -20.85%        N/A            N/A       -11.61%          06/07/99
AIM Diversified Dividend Fund                  -13.91%        N/A            N/A        -9.17%          12/31/01
AIM Emerging Growth Fund                       -21.60%        N/A            N/A       -21.90%          03/31/00
AIM Large Cap Basic Value Fund                 -21.65%        N/A            N/A        -4.96%          08/01/00
AIM Large Cap Growth Fund                      -16.28%        N/A            N/A        -9.66%          04/05/99
AIM Mid Cap Growth Fund                        -24.56%        N/A            N/A       -10.37%          11/01/99
AIM U.S. Growth Fund                              N/A         N/A            N/A          N/A           08/30/02
AIM Weingarten Fund                            -19.76%     -11.79%           N/A        -8.89%          08/04/97

      The average annual total returns (after taxes on distributions) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                        PERIODS ENDED
                                                                       APRIL 30, 2003(*)
                                                                       ---------------
                                                                                            SINCE        INCEPTION
         INVESTOR CLASS SHARES:             1 YEAR        5 YEARS         10 YEARS       INCEPTION       DATE(**)
         ----------------------             ------        -------         --------       ---------        ------
AIM Blue Chip Fund                             -14.47%      -4.99%          6.69%         N/A           02/04/87
AIM Large Cap Basic Value Fund                 -20.37%        N/A            N/A        -0.55%          06/30/99
AIM Large Cap Growth Fund                      -14.79%        N/A            N/A        -6.55%          03/01/99

(*) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

(**) The inception date shown in the table is that of the Fund's Class A shares.

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

      The average annual total returns (after taxes on distributions and redemption and including sales load) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:


                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                                                    --------------
                                                                                         SINCE          INCEPTION
         CLASS A SHARES:                       1 YEAR      5 YEARS        10 YEARS     INCEPTION          DATE
         --------------                        ------      -------        --------     ---------          ----
AIM Aggressive Growth Fund                     -15.64%      -3.51%          8.19%         N/A           05/01/84
AIM Basic Value II Fund                           N/A         N/A            N/A          N/A           08/30/02
AIM Blue Chip Fund                             -11.76%      -4.71%          5.49%         N/A           02/04/87
AIM Capital Development Fund                   -16.05%      -2.00%           N/A         4.72%          06/17/96
AIM Charter Fund                               -10.73%      -3.28%          4.74%         N/A           11/26/68
AIM Constellation Fund                         -12.70%      -3.46%          5.77%         N/A           04/30/76
AIM Core Strategies Fund                        -8.93%        N/A            N/A       -11.92%          12/31/01
AIM Dent Demographic Trends Fund               -14.72%        N/A            N/A        -9.44%          06/07/99
AIM Diversified Dividend Fund                  -10.59%        N/A            N/A        -9.84%          12/31/01
AIM Emerging Growth Fund                       -15.10%        N/A            N/A       -16.88%          03/31/00
AIM Large Cap Basic Value Fund                 -15.19%        N/A            N/A        -1.48%          06/30/99
AIM Large Cap Growth Fund                      -11.95%        N/A            N/A        -6.08%          03/01/99
AIM Mid Cap Growth Fund                        -16.92%        N/A            N/A        -8.66%          11/01/99
AIM U.S. Growth Fund                              N/A         N/A            N/A          N/A           08/30/02
AIM Weingarten Fund                            -14.10%      -7.48%          2.75%         N/A           06/17/69


      The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                                                    --------------
                                                                                        SINCE          INCEPTION
         CLASS B SHARES:                       1 YEAR      5 YEARS        10 YEARS     INCEPTION          DATE
         --------------                        ------      -------        --------     ---------          ----
AIM Aggressive Growth Fund                     -15.72%        N/A            N/A        -0.85%          03/01/99
AIM Basic Value II Fund                           N/A         N/A            N/A          N/A           08/30/02
AIM Blue Chip Fund                             -11.86%      -4.69%           N/A         1.97%          10/01/96
AIM Capital Development Fund                   -16.06%      -1.92%           N/A         3.50%          10/01/96
AIM Charter Fund                               -10.87%      -3.19%           N/A         3.88%          06/26/95
AIM Constellation Fund                         -12.79%      -3.35%           N/A        -2.01%          11/03/97
AIM Core Strategies Fund                        -8.93%        N/A            N/A       -11.92%          12/31/01
AIM Dent Demographic Trends Fund               -14.77%        N/A            N/A        -9.43%          06/07/99
AIM Diversified Dividend Fund                  -10.62%        N/A            N/A        -9.44%          12/31/01
AIM Emerging Growth Fund                       -15.10%        N/A            N/A       -16.74%          03/31/00
AIM Large Cap Basic Value Fund                 -15.24%        N/A            N/A        -4.73%          08/01/00
AIM Large Cap Growth Fund                      -12.01%        N/A            N/A        -7.80%          04/05/99
AIM Mid Cap Growth Fund                        -17.02%        N/A            N/A        -8.66%          11/01/99
AIM U.S. Growth Fund                              N/A         N/A            N/A          N/A           08/30/02
AIM Weingarten Fund                            -14.13%      -7.32%           N/A         0.77%          06/26/95


      The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                     PERIODS ENDED
                                                                    APRIL 30, 2003
                                                                    --------------
                                                                                        SINCE          INCEPTION
         CLASS C SHARES:                       1 YEAR      5 YEARS        10 YEARS     INCEPTION          DATE
         --------------                        ------      -------        --------     ---------          ----
AIM Aggressive Growth Fund                     -13.86%        N/A            N/A        -0.61%          03/01/99
AIM Basic Value II Fund                           N/A         N/A            N/A          N/A           08/30/02
AIM Blue Chip Fund                              -9.78%      -4.39%           N/A        -1.80%          08/04/97
AIM Capital Development Fund                   -14.15%      -1.66%           N/A         1.34%          08/04/97
AIM Charter Fund                                -8.77%      -2.95%           N/A        -1.53%          08/04/97
AIM Constellation Fund                         -10.75%      -3.16%           N/A        -1.97%          08/04/97
AIM Core Strategies Fund                        -8.93%        N/A            N/A       -11.92%          12/31/01
AIM Dent Demographic Trends Fund               -12.80%        N/A            N/A        -8.93%          06/07/99
AIM Diversified Dividend Fund                   -8.54%        N/A            N/A        -7.31%          12/31/01
AIM Emerging Growth Fund                       -13.26%        N/A            N/A       -16.26%          03/31/00
AIM Large Cap Basic Value Fund                 -13.29%        N/A            N/A        -3.91%          08/01/00
AIM Large Cap Growth Fund                       -9.99%        N/A            N/A        -7.47%          04/05/99
AIM Mid Cap Growth Fund                        -15.08%        N/A            N/A        -8.05%          11/01/99
AIM U.S. Growth Fund                              N/A         N/A            N/A          N/A           08/30/02
AIM Weingarten Fund                            -12.13%      -7.14%           N/A        -4.70%          08/04/97


      The average annual total returns (after taxes on distributions and redemption) for the Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:

                                                                        PERIODS ENDED
                                                                       APRIL 30, 2003(*)
                                                                       ---------------
                                                                                         SINCE         INCEPTION
         INVESTOR CLASS SHARES:                1 YEAR      5 YEARS        10 YEARS     INCEPTION        DATE(**)
         ----------------------                ------      -------        --------     ---------         ------
AIM Blue Chip Fund                              -8.88%      -3.90%          6.02%         N/A           02/04/87
AIM Large Cap Basic Value Fund                 -12.50%        N/A            N/A        -0.32%          06/30/99
AIM Large Cap Growth fund                       -9.08%        N/A            N/A        -5.12%          03/01/99


(*) The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the higher Rule 12b-1 fees applicable to Class A shares.

(**) The inception date shown in the table is that of the Fund's Class A shares.

                              FINANCIAL STATEMENTS

Pursuant to Rule 3-03(d) of Regulation S-X unaudited financials for the period ended April 30, 2003, for Registrant's portfolios have been included in addition to the portfolios' audited financials for the period ended October 31, 2002. Such financials reflect all adjustments which are of a normal recurring nature and which are, in the opinion of management, necessary to a fair statement of the results for the periods presented.

Report of Independent Auditors

To the Shareholders of AIM Aggressive Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 2002, the results of its operations for the period then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS-93.49%

Advertising-0.65%

Lamar Advertising Co.(a)                          400,000    $   13,576,000
===========================================================================

Aerospace & Defense-1.65%

Alliant Techsystems Inc.(a)                       500,000        30,075,000
---------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)               97,400         4,577,800
===========================================================================
                                                                 34,652,800
===========================================================================

Air Freight & Logistics-1.76%

C.H. Robinson Worldwide, Inc.                     400,000        11,828,000
---------------------------------------------------------------------------
Expeditors International of Washington, Inc.      800,000        25,208,000
===========================================================================
                                                                 37,036,000
===========================================================================

Apparel Retail-2.72%

AnnTaylor Stores Corp.(a)                         500,000        11,715,000
---------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    500,000         6,860,000
---------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)          1,000,000        23,370,000
---------------------------------------------------------------------------
Too Inc.(a)                                       600,000        15,180,000
===========================================================================
                                                                 57,125,000
===========================================================================

Application Software-3.88%

Activision, Inc.(a)                               300,000         6,150,000
---------------------------------------------------------------------------
Electronic Arts Inc.(a)                            75,000         4,884,000
---------------------------------------------------------------------------
Intuit Inc.(a)                                    600,000        31,152,000
---------------------------------------------------------------------------
National Instruments Corp.(a)                     956,700        27,447,723
---------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A             500,000        11,835,000
===========================================================================
                                                                 81,468,723
===========================================================================

Auto Parts & Equipment-3.09%

Gentex Corp.(a)                                 1,000,000        29,480,000
---------------------------------------------------------------------------
Lear Corp.(a)                                     500,000        18,275,000
---------------------------------------------------------------------------
Superior Industries International, Inc.           400,000        16,988,000
===========================================================================
                                                                 64,743,000
===========================================================================

Banks-1.11%

Southwest Bancorp. of Texas, Inc.(a)              300,000         8,475,000
---------------------------------------------------------------------------
TCF Financial Corp.                               350,000        14,854,000
===========================================================================
                                                                 23,329,000
===========================================================================

Broadcasting & Cable TV-1.87%

Hispanic Broadcasting Corp.(a)                    979,800        21,065,700
---------------------------------------------------------------------------
Westwood One, Inc.(a)                             500,000        18,150,000
===========================================================================
                                                                 39,215,700
===========================================================================

Computer & Electronics Retail-3.16%

CDW Computer Centers, Inc.(a)                   1,250,000        66,275,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


Construction & Engineering-2.55%

Jacobs Engineering Group Inc.(a)                1,768,600    $   53,570,894
===========================================================================

Consumer Finance-0.94%

Doral Financial Corp.                             750,000        19,695,000
===========================================================================

Data Processing Services-5.71%

Concord EFS, Inc.(a)                              625,000         8,925,000
---------------------------------------------------------------------------
DST Systems, Inc.(a)                              500,000        15,375,000
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                 1,315,000        41,080,600
---------------------------------------------------------------------------
Iron Mountain Inc.(a)                             400,000        11,284,000
---------------------------------------------------------------------------
Paychex, Inc.                                   1,500,000        43,230,000
===========================================================================
                                                                119,894,600
===========================================================================

Department Stores-0.56%

Kohl's Corp.(a)                                   200,000        11,690,000
===========================================================================

Diversified Commercial Services-3.14%

Apollo Group, Inc.-Class A(a)                     125,000         5,187,500
---------------------------------------------------------------------------
ChoicePoint Inc.(a)                               300,000        11,358,000
---------------------------------------------------------------------------
Cintas Corp.                                      500,000        23,635,000
---------------------------------------------------------------------------
H&R Block, Inc.                                   250,000        11,095,000
---------------------------------------------------------------------------
Regis Corp.                                       500,000        14,670,000
===========================================================================
                                                                 65,945,500
===========================================================================

Diversified Financial Services-4.16%

Federated Investors, Inc.-Class B                 500,000        13,400,000
---------------------------------------------------------------------------
Investors Financial Services Corp.              1,201,200        36,840,804
---------------------------------------------------------------------------
Legg Mason, Inc.                                  250,000        11,615,000
---------------------------------------------------------------------------
Moody's Corp.                                     219,600        10,343,160
---------------------------------------------------------------------------
SEI Investments Co.                               185,000         4,937,650
---------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A            575,000        10,062,500
===========================================================================
                                                                 87,199,114
===========================================================================

Electronic Equipment & Instruments-0.62%

Molex Inc.-Class A                                560,000        13,008,800
===========================================================================

Employment Services-1.79%

Robert Half International Inc.(a)               2,250,000        37,575,000
===========================================================================

General Merchandise Stores-1.25%

Dollar Tree Stores, Inc.(a)                     1,000,000        26,290,000
===========================================================================

Health Care Distributors & Services-6.48%

AmerisourceBergen Corp.                           630,000        44,824,500
---------------------------------------------------------------------------
Express Scripts, Inc.(a)                        1,000,000        54,180,000
---------------------------------------------------------------------------


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
Health Care Distributors & Services-(Continued)

Lincare Holdings Inc.(a)                          750,000    $   25,552,500
---------------------------------------------------------------------------
Patterson Dental Co.(a)                           221,800        11,424,918
===========================================================================
                                                                135,981,918
===========================================================================

Health Care Equipment-4.03%

Biomet, Inc.                                      400,000        11,784,000
---------------------------------------------------------------------------
Fisher Scientific International Inc.(a)         1,250,000        35,750,000
---------------------------------------------------------------------------
ResMed Inc.                                       737,100        24,891,867
---------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   250,000        12,055,000
===========================================================================
                                                                 84,480,867
===========================================================================

Health Care Facilities-3.61%

Community Health Systems Inc.(a)                1,000,000        23,500,000
---------------------------------------------------------------------------
Health Management Associates, Inc.-Class A      1,500,000        28,680,000
---------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                      750,000        23,512,500
===========================================================================
                                                                 75,692,500
===========================================================================

Industrial Machinery-2.07%

Danaher Corp.                                     750,000        43,387,500
===========================================================================

Insurance Brokers-0.75%

Brown & Brown, Inc.                               521,000        15,838,400
===========================================================================

Internet Retail-0.53%

eBay Inc.(a)                                      175,000        11,070,500
===========================================================================

IT Consulting & Services-5.23%

Affiliated Computer Services, Inc.-Class A(a)   1,250,000        57,562,500
---------------------------------------------------------------------------
CACI International Inc.-Class A(a)                325,000        13,295,750
---------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                    1,750,000        38,797,500
===========================================================================
                                                                109,655,750
===========================================================================

Managed Health Care-3.82%

Caremark Rx, Inc.(a)                            2,000,000        35,400,000
---------------------------------------------------------------------------
First Health Group Corp.(a)                     1,720,400        44,695,992
===========================================================================
                                                                 80,095,992
===========================================================================

Multi-Line Insurance-1.46%

HCC Insurance Holdings, Inc.                    1,250,000        30,662,500
===========================================================================

Oil & Gas Drilling-6.30%

ENSCO International Inc.                          750,000        20,280,000
---------------------------------------------------------------------------
National-Oilwell, Inc.(a)                       1,000,000        20,850,000
---------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                   1,500,000        43,380,000
---------------------------------------------------------------------------
Pride International, Inc.(a)                    2,250,000        31,230,000
---------------------------------------------------------------------------
Varco International, Inc.(a)                    1,000,000        16,440,000
===========================================================================
                                                                132,180,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


Oil & Gas Equipment & Services-1.63%

Cal Dive International, Inc.(a)                 1,000,000    $   21,970,000
---------------------------------------------------------------------------
Cooper Cameron Corp.(a)                           261,200        12,177,144
===========================================================================
                                                                 34,147,144
===========================================================================

Oil & Gas Exploration & Production-0.83%

Newfield Exploration Co.(a)                       500,000        17,495,000
===========================================================================

Pharmaceuticals-2.19%

Medicis Pharmaceutical Corp.-Class A(a)         1,000,000        45,900,000
===========================================================================

Property & Casualty Insurance-0.22%

ACE Ltd. (Cayman Islands)                         150,000         4,612,500
===========================================================================

Restaurants-3.77%

CBRL Group, Inc.                                  500,000        11,715,000
---------------------------------------------------------------------------
CEC Entertainment Inc.(a)                         600,000        16,680,000
---------------------------------------------------------------------------
Cheesecake Factory Inc. (The)(a)                  450,000        15,255,000
---------------------------------------------------------------------------
Sonic Corp.(a)                                    499,950        11,633,837
---------------------------------------------------------------------------
Starbucks Corp.(a)                              1,000,000        23,750,000
===========================================================================
                                                                 79,033,837
===========================================================================

Semiconductors-2.98%

Linear Technology Corp.                           750,000        20,730,000
---------------------------------------------------------------------------
Microchip Technology Inc.                       1,000,000        24,400,000
---------------------------------------------------------------------------
QLogic Corp.(a)                                   500,000        17,380,000
===========================================================================
                                                                 62,510,000
===========================================================================

Specialty Chemicals-0.99%

Valspar Corp. (The)                               500,000        20,885,000
===========================================================================

Specialty Stores-3.39%

Bed Bath & Beyond Inc.(a)                       1,000,000        35,460,000
---------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                        1,500,000        35,700,000
===========================================================================
                                                                 71,160,000
===========================================================================

Telecommunications Equipment-0.98%

UTStarcom, Inc.(a)                              1,200,000        20,496,000
===========================================================================

Trading Companies & Distributors-1.62%

Fastenal Co.                                    1,000,000        33,950,000
===========================================================================
    Total Common Stocks (Cost $1,815,413,949)                 1,961,525,539
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MONEY MARKET FUNDS-6.73%

STIC Liquid Assets Portfolio(b)                70,615,747    $   70,615,747
---------------------------------------------------------------------------
STIC Prime Portfolio(b)                        70,615,747        70,615,747
===========================================================================
    Total Money Market Funds (Cost
      $141,231,494)                                             141,231,494
===========================================================================
TOTAL INVESTMENTS-100.22% (Cost
  $1,956,645,443)(c)                                          2,102,757,033
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.22%)                            (4,682,077)
===========================================================================
NET ASSETS-100.00%                                           $2,098,074,956
___________________________________________________________________________
===========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with affiliates for the year ended October 31, 2002.

                                                                            CHANGE IN
                                MARKET                                      UNREALIZED       MARKET
                                 VALUE       PURCHASES        SALES        APPRECIATION      VALUE       DIVIDEND      REALIZED
                              10/31/2001      AT COST        AT COST      (DEPRECIATION)   10/31/2002     INCOME     GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Tetra Tech, Inc.............  $62,112,000   $       --    $(57,037,978)    $(5,074,022)    $     --     $       --   $(10,809,052)
Vans, Inc...................   17,950,000           --     (18,219,064)        269,064           --             --     (3,449,586)
=================================================================================================================================
                              $80,062,000                                                  $     --     $       --   $(14,258,638)
  _______________________________________________________________________________________________________________________________
=================================================================================================================================

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $1,956,645,443)*    $2,102,757,033
---------------------------------------------------------------------
Receivables for:
  Investments sold                                         32,642,285
---------------------------------------------------------------------
  Fund shares sold                                          1,042,129
---------------------------------------------------------------------
  Dividends                                                   587,766
---------------------------------------------------------------------
Investment for deferred compensation plan                      77,197
---------------------------------------------------------------------
Collateral for securities loaned                          596,209,634
---------------------------------------------------------------------
Other assets                                                   69,721
=====================================================================
     Total assets                                       2,733,385,765
_____________________________________________________________________
=====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                    31,163,532
---------------------------------------------------------------------
  Fund shares reacquired                                    4,848,413
---------------------------------------------------------------------
  Deferred compensation plan                                   77,197
---------------------------------------------------------------------
  Collateral upon return of securities loaned             596,209,634
---------------------------------------------------------------------
Accrued distribution fees                                     834,639
---------------------------------------------------------------------
Accrued trustees' fees                                          2,141
---------------------------------------------------------------------
Accrued transfer agent fees                                 1,686,114
---------------------------------------------------------------------
Accrued operating expenses                                    489,139
=====================================================================
     Total liabilities                                    635,310,809
=====================================================================
Net assets applicable to shares outstanding            $2,098,074,956
_____________________________________________________________________
=====================================================================

NET ASSETS:

Class A                                                $1,798,317,504
_____________________________________________________________________
=====================================================================
Class B                                                $  226,806,244
_____________________________________________________________________
=====================================================================
Class C                                                $   72,676,014
_____________________________________________________________________
=====================================================================
Class R                                                $      137,084
_____________________________________________________________________
=====================================================================
Institutional Class                                    $      138,110
_____________________________________________________________________
=====================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                   246,501,426
_____________________________________________________________________
=====================================================================
Class B                                                    32,199,073
_____________________________________________________________________
=====================================================================
Class C                                                    10,319,202
_____________________________________________________________________
=====================================================================
Class R                                                        18,811
_____________________________________________________________________
=====================================================================
Institutional Class                                            18,865
_____________________________________________________________________
=====================================================================
Class A:
  Net asset value per share                            $         7.30
---------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $7.30 divided by 94.50%)      $         7.72
_____________________________________________________________________
=====================================================================
Class B:
  Net asset value and offering price per share         $         7.04
_____________________________________________________________________
=====================================================================
Class C:
  Net asset value and offering price per share         $         7.04
_____________________________________________________________________
=====================================================================
Class R:
  Net asset value and offering price per share         $         7.29
_____________________________________________________________________
=====================================================================
Institutional Class:
  Net asset value and offering price per share         $         7.32
_____________________________________________________________________
=====================================================================


* At October 31, 2002, securities with an aggregate market value of $580,852,013 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $22,625)  $   5,288,856
--------------------------------------------------------------------
Dividends from affiliated money market funds               1,521,952
--------------------------------------------------------------------
Interest                                                         661
--------------------------------------------------------------------
Security lending income                                    1,844,648
====================================================================
     Total investment income                               8,656,117
====================================================================

EXPENSES:

Advisory fees                                             17,081,494
--------------------------------------------------------------------
Administrative services fees                                 383,159
--------------------------------------------------------------------
Custodian fees                                               236,351
--------------------------------------------------------------------
Distribution fees -- Class A                               5,780,784
--------------------------------------------------------------------
Distribution fees -- Class B                               2,857,330
--------------------------------------------------------------------
Distribution fees -- Class C                                 929,471
--------------------------------------------------------------------
Distribution fees -- Class R                                      69
--------------------------------------------------------------------
Transfer agent fees                                       10,159,914
--------------------------------------------------------------------
Transfer agent fees -- Institutional Class                        32
--------------------------------------------------------------------
Trustees' fees                                                21,665
--------------------------------------------------------------------
Other                                                      1,001,546
====================================================================
     Total expenses                                       38,451,815
====================================================================
Less: Fees waived                                            (16,400)
--------------------------------------------------------------------
    Expenses paid indirectly                                 (41,491)
====================================================================
    Net expenses                                          38,393,924
====================================================================
Net investment income (loss)                             (29,737,807)
====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities     (454,400,428)
--------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                              70,396,760
====================================================================
Net gain (loss) from investment securities              (384,003,668)
====================================================================
Net increase (decrease) in net assets resulting from
  operations                                           $(413,741,475)
____________________________________________________________________
====================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002               2001
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (29,737,807)   $   (33,053,668)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (454,400,428)      (655,234,334)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                          70,396,760     (1,352,849,651)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (413,741,475)    (2,041,137,653)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --       (805,640,320)
------------------------------------------------------------------------------------------------
  Class B                                                                  --        (74,578,792)
------------------------------------------------------------------------------------------------
  Class C                                                                  --        (23,638,642)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (368,156,521)       676,696,702
------------------------------------------------------------------------------------------------
  Class B                                                         (19,209,543)       177,773,085
------------------------------------------------------------------------------------------------
  Class C                                                          (8,446,307)        58,760,112
------------------------------------------------------------------------------------------------
  Class R                                                             133,795                 --
------------------------------------------------------------------------------------------------
  Institutional Class                                                 145,043                 --
================================================================================================
    Net increase (decrease) in net assets                        (809,275,008)    (2,031,765,508)
________________________________________________________________________________________________
================================================================================================

NET ASSETS:

  Beginning of year                                             2,907,349,964      4,939,115,472
================================================================================================
  End of year                                                 $ 2,098,074,956    $ 2,907,349,964
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 3,061,994,083    $ 3,487,258,638
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (208,878)          (202,093)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (1,109,821,839)      (655,421,411)
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                146,111,590         75,714,830
================================================================================================
                                                              $ 2,098,074,956    $ 2,907,349,964
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $16,400.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $383,159 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $4,349,971 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $5,780,784, $2,857,330, $929,471, and $69, respectively.

  AIM Distributors retained commissions of $401,540 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $61,820, $0, $27,024, and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C, and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $11,792 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $40,361 and reductions in custodian fees of $1,130 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $41,491.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $580,852,013 were on loan to brokers. The loans were secured by cash collateral of $596,209,634 received by the Fund and invested in affiliated money market funds as follows:
$298,104,817 in STIC Liquid Assets Portfolio and $298,104,817 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $1,844,648 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from long-term
  capital gain                          $   --     $903,857,754
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation -- investments         $   136,901,651
--------------------------------------------------------------
Temporary book/tax differences                        (208,878)
--------------------------------------------------------------
Capital loss carryforward                       (1,100,611,900)
--------------------------------------------------------------
Shares of beneficial interest                    3,061,994,083
==============================================================
                                               $ 2,098,074,956
______________________________________________________________
==============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for book and tax purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

The Fund's capital loss carryforward expires as follows:

                                                CAPITAL LOSS
EXPIRATION                                      CARRYFORWARD
-------------------------------------------------------------
October 31, 2009                               $  636,872,876
-------------------------------------------------------------
October 31, 2010                                  463,739,024
=============================================================
                                               $1,100,611,900
_____________________________________________________________
=============================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,758,341,136 and $2,242,381,518, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 243,936,819
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (107,035,168)
=============================================================
Net unrealized appreciation of investment
  securities                                    $ 136,901,651
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $1,965,855,382.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of the reclassification of a net operating loss and other reclassifications on October 31, 2002, undistributed net investment income (loss) was increased by $29,731,022 and shares of beneficial interest decreased by $29,731,022. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     44,249,623*    $385,941,183*     66,113,301    $ 764,231,772
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       6,507,666       55,189,130     16,139,430      187,252,162
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,934,855       24,752,456      6,138,899       70,314,475
--------------------------------------------------------------------------------------------------------------------------
  Class R**                                                        18,814          133,820             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                           18,865          145,043             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --     59,903,743      755,374,108
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --      5,828,105       71,964,367
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --      1,838,406       22,685,441
==========================================================================================================================
Reacquired:
  Class A                                                     (87,574,389)    (754,097,704)   (77,634,743)    (842,909,178)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (9,151,616)*    (74,398,673)*   (7,763,426)     (81,443,444)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,058,002)     (33,198,763)    (3,192,257)     (34,239,804)
--------------------------------------------------------------------------------------------------------------------------
  Class R**                                                            (3)             (25)            --               --
==========================================================================================================================
                                                              (47,054,187)   $(395,533,533)    67,371,458    $ 913,229,899
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Includes automatic conversion of 188,487 shares of Class B shares in the amount of $1,563,408 to 182,647 shares of Class A shares in the amount of $1,563,408.
 ** Class R shares commenced sales on June 3, 2002.
*** Institutional shares commenced sales on March 15, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                     CLASS A(a)
                                                   ------------------------------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------------------------------------
                                                      2002             2001             2000             1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $     8.68       $    18.41       $    13.90       $    10.04       $    12.49
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.09)(b)        (0.09)(b)        (0.13)           (0.09)           (0.08)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     (1.29)           (6.34)           11.08             4.05            (1.93)
=================================================================================================================================
    Total from investment operations                    (1.38)           (6.43)           10.95             3.96            (2.01)
=================================================================================================================================
Less distributions from net realized gains                 --            (3.30)           (6.44)           (0.10)           (0.44)
=================================================================================================================================
Net asset value, end of period                     $     7.30       $     8.68       $    18.41       $    13.90       $    10.04
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        (15.90)%         (40.51)%          47.53%           39.73%          (16.36)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)           $1,798,318       $2,516,407       $4,444,515       $2,808,451       $2,638,038
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                  1.32%(d)         1.17%            1.04%            1.09%            1.06%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            (1.00)%(d)       (0.79)%          (0.77)%          (0.69)%          (0.64)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    68%              89%              79%              75%              69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(d)  Ratios are based on average daily net assets of $2,312,313,674.

                                                                                      CLASS B(a)
                                                              ----------------------------------------------------------
                                                                                                           MARCH 1, 1999
                                                                                                            (DATE SALES
                                                                      YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                              --------------------------------------        OCTOBER 31,
                                                                2002           2001           2000             1999
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.45       $  18.12       $  13.81          $ 10.85
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)(b)      (0.17)(b)      (0.29)           (0.07)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.26)         (6.20)         11.04             3.03
========================================================================================================================
    Total from investment operations                             (1.41)         (6.37)         10.75             2.96
========================================================================================================================
Less distributions from net realized gains                          --          (3.30)         (6.44)              --
========================================================================================================================
Net asset value, end of period                                $   7.04       $   8.45       $  18.12          $ 13.81
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                 (16.69)%       (40.90)%        46.29%           27.27%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $226,806       $294,303       $374,010          $24,914
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                           2.07%(d)       1.94%          1.86%            2.08%(e)
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.75)%(d)     (1.55)%        (1.59)%          (1.68)%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             68%            89%            79%              75%
________________________________________________________________________________________________________________________
========================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $285,732,961.
(e)  Annualized.

                                                                                     CLASS C(a)
                                                              --------------------------------------------------------
                                                                                                         MARCH 1, 1999
                                                                                                          (DATE SALES
                                                                     YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                              ------------------------------------        OCTOBER 31,
                                                               2002          2001           2000             1999
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.45       $ 18.11       $  13.81          $10.85
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(b)     (0.17)(b)      (0.29)          (0.07)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.26)        (6.19)         11.03            3.03
======================================================================================================================
    Total from investment operations                            (1.41)        (6.36)         10.74            2.96
======================================================================================================================
Less distributions from net realized gains                         --         (3.30)         (6.44)             --
======================================================================================================================
Net asset value, end of period                                $  7.04       $  8.45       $  18.11          $13.81
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(c)                                                (16.69)%      (40.86)%        46.21%          27.27%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $72,676       $96,640       $120,591          $6,807
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets                          2.07%(d)      1.94%(d)       1.86%           2.08%(e)
======================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.75)%(d)    (1.55)%(d)     (1.59)%         (1.68)%(e)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            68%           89%            79%             75%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $92,947,098.
(e)  Annualized.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $  8.89
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.56)
===========================================================================
    Total from investment operations                               (1.60)
===========================================================================
Net asset value, end of period                                   $  7.29
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (18.00)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   137
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets                             1.62%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (1.30)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               68%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $33,556.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                MARCH 15, 2002
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                     2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $  9.53
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.02)(a)
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (2.19)
=================================================================================
    Total from investment operations                                  (2.21)
=================================================================================
Net asset value, end of period                                      $  7.32
_________________________________________________________________________________
=================================================================================
Total return(b)                                                      (23.19)%
_________________________________________________________________________________
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   138
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets                                0.81%(c)
=================================================================================
Ratio of net investment income (loss) to average net assets           (0.49)%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                  68%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $50,407.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Basic Value II Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Basic Value II Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Basic Value II Fund as of October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Houston, Texas
December   , 2002

FINANCIALS

Schedule of Investments

October 31, 2002


                                                          MARKET
                                               SHARES     VALUE
-----------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.94%

Advertising-4.38%

Interpublic Group of Cos., Inc. (The)          1,900     $ 22,743
-----------------------------------------------------------------
Omnicom Group Inc.                               300       17,289
=================================================================
                                                           40,032
=================================================================

Aerospace & Defense-1.84%

Honeywell International Inc.                     700       16,758
=================================================================

Apparel Retail-2.71%

Gap, Inc. (The)                                2,100       24,717
=================================================================

Banks-2.96%

Bank One Corp.                                   700       26,999
=================================================================

Building Products-2.92%

American Standard Cos. Inc.(a)                   400       26,680
=================================================================

Data Processing Services-4.79%

Ceridian Corp.(a)                              1,400       19,292
-----------------------------------------------------------------
First Data Corp.                                 700       24,458
=================================================================
                                                           43,750
=================================================================

Diversified Commercial Services-3.71%

Cendant Corp.(a)                               1,400       16,100
-----------------------------------------------------------------
H&R Block, Inc.                                  400       17,752
=================================================================
                                                           33,852
=================================================================

Diversified Financial Services-16.96%

Citigroup Inc.                                 1,100       40,645
-----------------------------------------------------------------
Freddie Mac                                      500       30,790
-----------------------------------------------------------------
J.P. Morgan Chase & Co.                        1,400       29,050
-----------------------------------------------------------------
Merrill Lynch & Co., Inc.                      1,000       37,950
-----------------------------------------------------------------
Stilwell Financial, Inc.                       1,400       16,394
=================================================================
                                                          154,829
=================================================================

Electronic Equipment & Instruments-2.76%

Waters Corp.(a)                                1,000       25,180
=================================================================

                                                          MARKET
                                               SHARES     VALUE
-----------------------------------------------------------------

Employment Services-2.01%

Robert Half International Inc.(a)              1,100       18,370
=================================================================

Environmental Services-3.53%

Waste Management, Inc.                         1,400       32,228
=================================================================

Food Retail-4.62%

Kroger Co. (The)(a)                            1,600       23,744
-----------------------------------------------------------------

                                                          MARKET
                                               SHARES     VALUE
-----------------------------------------------------------------

Food Retail-(Continued)

Safeway Inc.(a)                                  800     $ 18,480
=================================================================
                                                           42,224
=================================================================

Health Care Distributors & Services-2.80%

IMS Health Inc.                                1,700       25,568
=================================================================

Hotels, Resorts & Cruise Lines-2.55%

Starwood Hotels & Resorts Worldwide, Inc.      1,000       23,300
=================================================================

Industrial Conglomerates-3.80%

Tyco International Ltd. (Bermuda)              2,400       34,704
=================================================================

Leisure Products-2.71%

Brunswick Corp.                                1,200       24,696
=================================================================

Managed Health Care-2.87%

Aetna Inc.                                       650       26,195
=================================================================

Multi-Utilities & Unregulated Power-2.24%

Duke Energy Corp.                              1,000       20,490
=================================================================

Oil & Gas Drilling-5.54%

Pride International, Inc.(a)                   1,900       26,372
-----------------------------------------------------------------
Transocean Inc.                                1,100       24,178
=================================================================
                                                           50,550
=================================================================

Oil & Gas Equipment & Services-4.39%

Schlumberger Ltd.                                500       20,055
-----------------------------------------------------------------
Weatherford International Ltd.(a)                500       20,020
=================================================================
                                                           40,075
=================================================================

Pharmaceuticals-1.83%

Wyeth                                            500       16,750
=================================================================

Property & Casualty Insurance-4.96%

ACE Ltd. (Bermuda)                               900       27,675
-----------------------------------------------------------------
Radian Group Inc.                                500       17,635
=================================================================
                                                           45,310
=================================================================


                                                          MARKET
                                               SHARES     VALUE
-----------------------------------------------------------------

Restaurants-2.98%

Outback Steakhouse, Inc.                         800       27,240
=================================================================

Semiconductor Equipment-4.50%

Novellus Systems, Inc.(a)                      1,300       41,080
=================================================================

Systems Software-3.58%

Computer Associates International, Inc.        2,200     $ 32,692
=================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $960,073)                           894,269
=================================================================
TOTAL INVESTMENTS-97.94% (Cost $960,073)                  894,269
=================================================================
OTHER ASSETS LESS LIABILITIES-2.06%                        18,854
=================================================================
NET ASSETS-100.00%                                       $913,123
_________________________________________________________________
=================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

See Notes to Financial Statements.

AIM BASIC VALUE II

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
OCTOBER 31, 2002




ASSETS:

Investments, at market value (cost
  $960,073)                                                              $894,269
---------------------------------------------------------------------------------
Cash                                                                       21,070
---------------------------------------------------------------------------------
Receivables for:
     Amount due from Advisor                                               13,770
---------------------------------------------------------------------------------
     Dividends                                                                486
=================================================================================
       Total assets                                                       929,595
_________________________________________________________________________________
=================================================================================

LIABILITIES:

Accrued trustees' fees                                                        626
---------------------------------------------------------------------------------
Accrued transfer agent fees                                                   147
---------------------------------------------------------------------------------
Accrued operating expenses                                                 15,699
=================================================================================
       Total liabilities                                                   16,472
=================================================================================
Net assets applicable to shares outstanding                              $913,123
_________________________________________________________________________________
=================================================================================

NET ASSETS:

Class A                                                                  $365,247
_________________________________________________________________________________
=================================================================================
Class B                                                                  $273,938
_________________________________________________________________________________
=================================================================================
Class C                                                                  $273,938
_________________________________________________________________________________
=================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                                    40,001
_________________________________________________________________________________
=================================================================================
Class B                                                                    30,001
_________________________________________________________________________________
=================================================================================
Class C                                                                    30,001
_________________________________________________________________________________
=================================================================================
Class A:
     Net asset value per share                                           $   9.13
---------------------------------------------------------------------------------
     Offering price per share:
       (Net asset value of $9.13 / 94.50%)                               $   9.66
_________________________________________________________________________________
=================================================================================
Class B:
     Net asset value and offering price per share                        $   9.13
_________________________________________________________________________________
=================================================================================
Class C:
     Net asset value and offering price per share                        $   9.13
_________________________________________________________________________________
=================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE PERIOD AUGUST 30, 2002 (DATE OPERATIONS COMMENCED) TO OCTOBER 31, 2002


INVESTMENT INCOME:

Dividends                                                                                  $  1,642
---------------------------------------------------------------------------------------------------
Interest                                                                                        295
===================================================================================================
     Total investment income                                                                  1,937
===================================================================================================

EXPENSES:

Advisory fees                                                                                 1,164
---------------------------------------------------------------------------------------------------
Administrative services fees                                                                  8,493
---------------------------------------------------------------------------------------------------
Custodian fees                                                                                1,826
---------------------------------------------------------------------------------------------------
Distribution fees -- Class A                                                                    218
---------------------------------------------------------------------------------------------------
Distribution fees -- Class B                                                                    465
---------------------------------------------------------------------------------------------------
Distribution fees -- Class C                                                                    465
---------------------------------------------------------------------------------------------------
Transfer agent fees                                                                             264
---------------------------------------------------------------------------------------------------
Trustees' fees                                                                                2,615
---------------------------------------------------------------------------------------------------
Printing                                                                                      9,234
---------------------------------------------------------------------------------------------------
Professional fees                                                                            11,588
---------------------------------------------------------------------------------------------------
Other                                                                                         1,107
===================================================================================================
       Total expenses                                                                        37,439
===================================================================================================
Less:  Fees waived and expenses reimbursed                                                  (34,726)
---------------------------------------------------------------------------------------------------
       Expenses paid indirectly                                                                 (11)
===================================================================================================
       Net expenses                                                                           2,702
===================================================================================================
Net investment income (loss)                                                                   (765)
===================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities                                         (20,338)
---------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment securities               (65,804)
===================================================================================================
Net gain (loss) from investment securities                                                  (86,142)
===================================================================================================
Net increase (decrease) in net assets resulting from operations                            $(86,907)
___________________________________________________________________________________________________
===================================================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE PERIOD AUGUST 30, 2002 (DATE OPERATIONS COMMENCED) TO OCTOBER 31, 2002

                                                                                             OCTOBER 31
                                                                                                2002
                                                                                            ------------
OPERATIONS:

     Net investment income (loss)                                                               $   (765)
--------------------------------------------------------------------------------------------------------
     Net realized gain (loss) from investment securities                                         (20,338)
--------------------------------------------------------------------------------------------------------
     Change in net unrealized appreciation (depreciation) of investment securities               (65,804)
========================================================================================================
       Net increase (decrease) in net assets resulting from operations                           (86,907)
========================================================================================================
Share transactions-net:
     Class A                                                                                     400,010
--------------------------------------------------------------------------------------------------------
     Class B                                                                                     300,010
--------------------------------------------------------------------------------------------------------
     Class C                                                                                     300,010
========================================================================================================
       Net increase in net assets                                                                913,123
========================================================================================================

NET ASSETS:

     Beginning of period                                                                              --
========================================================================================================
     End of period                                                                              $913,123
________________________________________________________________________________________________________
========================================================================================================

NET ASSETS CONSIST OF:

     Shares of beneficial interest                                                              $993,034
--------------------------------------------------------------------------------------------------------
     Undistributed net investment income                                                           6,231
--------------------------------------------------------------------------------------------------------
     Undistributed net realized gain (loss) from investment securities                           (20,338)
--------------------------------------------------------------------------------------------------------
     Unrealized appreciation (depreciation) of investment securities                             (65,804)
========================================================================================================
                                                                                                $913,123
________________________________________________________________________________________________________
========================================================================================================



See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

OCTOBER 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value II Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations August 30, 2002 and consists of three different classes of shares that are not currently available for sale: Class A shares, Class B shares and Class C shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first
$1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.65% of the Fund's average daily nest assets in excess of $2 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 1.75% which may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period August 30, 2002 (date operations commenced) through October 31, 2002, AIM waived fees of $1,164 and reimbursed expenses of $32,414.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period August 30, 2002 (date operations commenced) through October 31, 2002, AIM was paid $8,493 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period August 30, 2002 (date operations commenced) through October 31, 2002, AFS retained $6 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. This waiver may be terminated or modified at any time. Pursuant to the master distribution agreements, for the period August 30, 2002 (date operations commenced) through October 31, 2002, AIM Distributors waived fees of $217, $465 and $466 for Class A, Class B and Class C shares, respectively.

         Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

         During the period August 30, 2002 (date operations commenced) through October 31, 2002, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the period August 30, 2002 (date operations commenced) through October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2 and reductions in custodian fees of $9 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $11.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the period August 30, 2002 (date operations commenced) through October 31, 2002.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                                     $  6,691
Unrealized appreciation (depreciation) - investments               (65,804)
Temporary book/tax differences                                        (460)
Capital loss carryforward                                          (20,338)
Shares of beneficial interest                                      993,034
--------------------------------------------------------------------------
                                                                  $913,123
==========================================================================

         The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book and tax differences are the result of stock issuance costs.

The Fund's capital loss carryforward expires as follows:

                                       Capital
Expiration                        Loss Carryforward
------------------------       ------------------------
October 31, 2010                               $20,338

NOTE 6--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period August 30, 2002 (date operations commenced) through October 31, 2002 was $1,017,941 and $37,530, respectively.

         The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                                  $     --
-----------------------------------------------------------------
Aggregate unrealized (depreciation)
  of investment securities                                (65,804)
=================================================================
Net unrealized appreciation (depreciation)
  of investment securities                               $(65,804)
_________________________________________________________________
=================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of nondeductible stock issuance costs on October 31, 2002, undistributed net investment income was increased by $6,996 and shares of beneficial interest decreased by $6,996. The reclassification has no effect on net assets of the Fund.

NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the period August 30, 2002 (date operations commenced) through October 31, 2002 were as follows:

                                                          2002
                                            ----------------------------------
                                               Shares                Amount
                                            ------------          ------------
Sold:
  Class A*                                        40,001            $  400,010
------------------------------------------------------------------------------
  Class B*                                        30,001               300,010
------------------------------------------------------------------------------
  Class C*                                        30,001               300,010
==============================================================================
                                                 100,003            $1,000,030
______________________________________________________________________________
==============================================================================

* Currently all shares are owned by AIM.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period August 30, 2002 (date operations commenced) through October 31, 2002.

                                                                                CLASS A
                                                                           ----------------
                                                                            AUGUST 30, 2002
                                                                           (DATE OPERATIONS
                                                                            COMMENCED) TO
                                                                             OCTOBER 31,
                                                                                 2002
                                                                           ----------------
Net asset value, beginning of period                                                $ 10.00
-------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                                      (0.01)
-------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)                   (0.86)
===========================================================================================
       Total from investment operations                                               (0.87)
===========================================================================================
Net asset value, end of period                                                      $  9.13
___________________________________________________________________________________________
===========================================================================================
Total return (a)                                                                      (8.70)%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                            $   365
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
    With fee waivers                                                                   1.75%(b)
-------------------------------------------------------------------------------------------
    Without fee waivers                                                               23.74%(b)
___________________________________________________________________________________________
===========================================================================================
Ratio of net investment income (loss) to average net assets                           (0.49)%(b)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                                                   4%
___________________________________________________________________________________________
===========================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $359,547.

                                                                         CLASS B
                                                                    ----------------
                                                                     AUGUST 30, 2002
                                                                    (DATE OPERATIONS
                                                                      COMMENCED) TO
                                                                       OCTOBER 31,
                                                                          2002
                                                                    ----------------
Net asset value, beginning of period                                          $10.00
------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                               (0.01)
------------------------------------------------------------------------------------
    Net losses on securities (both realized and unrealized)                    (0.86)
====================================================================================
       Total from investment operations                                        (0.87)
====================================================================================
Net asset value, end of period                                                $ 9.13
____________________________________________________________________________________
====================================================================================
Total return(a)                                                                (8.70)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                      $  274
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets:
    With fee waivers                                                            1.75%(b)
------------------------------------------------------------------------------------
    Without fee waivers                                                        24.39%(b)
____________________________________________________________________________________
====================================================================================
Ratio of net investment income (loss) to average net assets                    (0.49)%(b)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate                                                            4%
____________________________________________________________________________________
====================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $269,663.

                                                                        CLASS C
                                                                   ----------------
                                                                    AUGUST 30, 2002
                                                                   (DATE OPERATIONS
                                                                     COMMENCED) TO
                                                                      OCTOBER 31,
                                                                          2002
                                                                   ----------------
Net asset value, beginning of period                                         $10.00
-----------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                              (0.01)
-----------------------------------------------------------------------------------
    Net losses on securities (both realized and unrealized)                   (0.86)
====================================================================================
       Total from investment operations                                       (0.87)
====================================================================================
Net asset value, end of period                                               $ 9.13
___________________________________________________________________________________
===================================================================================
Total return(a)                                                               (8.70)%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $  274
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
    With fee waivers                                                           1.75%(b)
-----------------------------------------------------------------------------------
    Without fee waivers                                                       24.39%(b)
___________________________________________________________________________________
===================================================================================
Ratio of net investment income (loss) to average net assets                   (0.49)%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate                                                           4%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $269,663.

Report of Independent Auditors

To the Shareholders of AIM Blue Chip Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Blue Chip Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.34%

Aerospace & Defense-3.12%

General Dynamics Corp.                            200,000   $   15,826,000
--------------------------------------------------------------------------
Lockheed Martin Corp.                             650,000       37,635,000
--------------------------------------------------------------------------
United Technologies Corp.                         600,000       37,002,000
==========================================================================
                                                                90,463,000
==========================================================================

Aluminum-0.53%

Alcoa Inc.                                        700,000       15,442,000
==========================================================================

Apparel Retail-0.32%

Limited Brands                                    600,000        9,402,000
==========================================================================

Banks-5.46%

Bank of America Corp.                             825,000       57,585,000
--------------------------------------------------------------------------
Fifth Third Bancorp                               675,000       42,862,500
--------------------------------------------------------------------------
Wells Fargo & Co.                               1,150,000       58,040,500
==========================================================================
                                                               158,488,000
==========================================================================

Biotechnology-1.24%

Amgen Inc.(a)                                     775,000       36,084,000
==========================================================================

Brewers-0.77%

Anheuser-Busch Cos., Inc.                         425,000       22,423,000
==========================================================================

Broadcasting & Cable TV-0.96%

Clear Channel Communications, Inc.(a)             750,000       27,787,500
==========================================================================

Building Products-0.53%

Masco Corp.                                       750,000       15,420,000
==========================================================================

Computer Hardware-2.77%

Dell Computer Corp.(a)                          1,850,000       52,928,500
--------------------------------------------------------------------------
International Business Machines Corp.             350,000       27,629,000
==========================================================================
                                                                80,557,500
==========================================================================

Data Processing Services-2.31%

First Data Corp.                                1,200,000       41,928,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   800,000       24,992,000
==========================================================================
                                                                66,920,000
==========================================================================

Department Stores-0.91%

Kohl's Corp.(a)                                   450,000       26,302,500
==========================================================================

Diversified Chemicals-0.25%

Du Pont (E. I.) de Nemours & Co.                  175,000        7,218,750
==========================================================================

Diversified Commercial Services-0.31%

H&R Block, Inc.                                   200,000        8,876,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

Diversified Financial Services-11.80%

American Express Co.                              900,000   $   32,733,000
--------------------------------------------------------------------------
Citigroup Inc.                                  2,400,000       88,680,000
--------------------------------------------------------------------------
Fannie Mae                                        700,000       46,802,000
--------------------------------------------------------------------------
Freddie Mac                                       700,000       43,106,000
--------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   400,000       28,640,000
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           900,000       18,675,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         750,000       28,462,500
--------------------------------------------------------------------------
Morgan Stanley                                    900,000       35,028,000
--------------------------------------------------------------------------
SLM Corp.                                         200,000       20,548,000
==========================================================================
                                                               342,674,500
==========================================================================

Drug Retail-0.64%

Walgreen Co.                                      550,000       18,562,500
==========================================================================

Electric Utilities-1.02%

FPL Group, Inc.                                   250,000       14,745,000
--------------------------------------------------------------------------
Southern Co. (The)                                500,000       14,850,000
==========================================================================
                                                                29,595,000
==========================================================================

Food Distributors-1.36%

SYSCO Corp.                                     1,250,000       39,600,000
==========================================================================

General Merchandise Stores-4.65%

Costco Wholesale Corp.(a)                         450,000       15,268,500
--------------------------------------------------------------------------
Target Corp.                                      950,000       28,614,000
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                           1,700,000       91,035,000
==========================================================================
                                                               134,917,500
==========================================================================

Health Care Distributors & Services-1.43%

Cardinal Health, Inc.                             600,000       41,526,000
==========================================================================

Health Care Equipment-3.86%

Boston Scientific Corp.(a)                        350,000       13,170,500
--------------------------------------------------------------------------
Medtronic, Inc.                                 1,175,000       52,640,000
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         550,000       19,585,500
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          650,000       26,793,000
==========================================================================
                                                               112,189,000
==========================================================================

Health Care Facilities-2.04%

HCA Inc.                                          900,000       39,141,000
--------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         700,000       20,125,000
==========================================================================
                                                                59,266,000
==========================================================================

Home Improvement Retail-1.84%

Home Depot, Inc. (The)                          1,850,000       53,428,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

Hotels, Resorts & Cruise Lines-0.85%

Carnival Corp.                                    950,000   $   24,814,000
==========================================================================

Household Products-2.90%

Colgate-Palmolive Co.                             725,000       39,860,500
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        500,000       44,225,000
==========================================================================
                                                                84,085,500
==========================================================================

Industrial Conglomerates-3.04%

General Electric Co.                            3,500,000       88,375,000
==========================================================================

Industrial Gases-0.69%

Air Products & Chemicals, Inc.                    450,000       19,890,000
==========================================================================

Integrated Oil & Gas-3.07%

Exxon Mobil Corp.                               2,650,000       89,199,000
==========================================================================

Integrated Telecommunication Services-1.50%

AT&T Corp.                                        675,000        8,802,000
--------------------------------------------------------------------------
BellSouth Corp.                                   350,000        9,152,500
--------------------------------------------------------------------------
SBC Communications Inc.                         1,000,000       25,660,000
==========================================================================
                                                                43,614,500
==========================================================================

Life & Health Insurance-0.60%

Prudential Financial, Inc.(a)                     600,000       17,520,000
==========================================================================

Managed Health Care-1.49%

UnitedHealth Group Inc.                           475,000       43,201,250
==========================================================================

Motorcycle Manufacturers-0.42%

Harley-Davidson, Inc.                             235,000       12,290,500
==========================================================================

Movies & Entertainment-1.88%

Viacom Inc.-Class B(a)                          1,225,000       54,647,250
==========================================================================

Multi-Line Insurance-1.99%

American International Group, Inc.                925,000       57,858,750
==========================================================================

Multi-Utilities & Unregulated Power-0.51%

Duke Energy Corp.                                 725,000       14,855,250
==========================================================================

Networking Equipment-1.73%

Cisco Systems, Inc.(a)                          4,500,000       50,310,000
==========================================================================

Oil & Gas Drilling-1.63%

ENSCO International Inc.                          675,000       18,252,000
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              500,000       17,485,000
--------------------------------------------------------------------------
Transocean Inc.                                   525,000       11,539,500
==========================================================================
                                                                47,276,500
==========================================================================

Oil & Gas Equipment & Services-0.62%

Schlumberger Ltd. (Netherlands)                   450,000       18,049,500
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

Pharmaceuticals-10.38%

Allergan, Inc.                                    400,000   $   21,780,000
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      275,000       26,947,250
--------------------------------------------------------------------------
Johnson & Johnson                               1,600,000       94,000,000
--------------------------------------------------------------------------
Pfizer Inc.                                     3,250,000      103,252,500
--------------------------------------------------------------------------
Pharmacia Corp.                                   625,000       26,875,000
--------------------------------------------------------------------------
Wyeth                                             850,000       28,475,000
==========================================================================
                                                               301,329,750
==========================================================================

Railroads-0.62%

Canadian National Railway Co. (Canada)            425,000       18,134,750
==========================================================================

Semiconductor Equipment-1.87%

Applied Materials, Inc.(a)                      2,550,000       38,326,500
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               450,000       16,033,500
==========================================================================
                                                                54,360,000
==========================================================================

Semiconductors-3.65%

Analog Devices, Inc.(a)                           800,000       21,440,000
--------------------------------------------------------------------------
Intel Corp.                                     1,400,000       24,220,000
--------------------------------------------------------------------------
Linear Technology Corp.                           380,000       10,503,200
--------------------------------------------------------------------------
Microchip Technology Inc.                       1,000,000       24,400,000
--------------------------------------------------------------------------
Texas Instruments Inc.                          1,000,000       15,860,000
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                   500,000        9,495,000
==========================================================================
                                                               105,918,200
==========================================================================

Soft Drinks-1.80%

Coca-Cola Co. (The)                               600,000       27,888,000
--------------------------------------------------------------------------
PepsiCo, Inc.                                     550,000       24,255,000
==========================================================================
                                                                52,143,000
==========================================================================

Specialty Stores-0.86%

Bed Bath & Beyond Inc.(a)                         700,000       24,822,000
==========================================================================

Systems Software-4.57%

Microsoft Corp.(a)                              2,000,000      106,940,000
--------------------------------------------------------------------------
Oracle Corp.(a)                                 1,700,000       17,323,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         550,000        8,387,500
==========================================================================
                                                               132,650,500
==========================================================================

Wireless Telecommunication Services-0.55%

Vodafone Group PLC-ADR (United Kingdom)         1,000,000       15,920,000
==========================================================================
    Common Stocks & Other Equity Interests
      (Cost $2,687,527,249)                                  2,768,407,950
==========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.27%

1.63%, 12/19/02 (Cost $7,982,560)(b)           $8,000,000(c)      7,982,560
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
MONEY MARKET FUNDS-4.59%

STIC Liquid Assets Portfolio(d)                66,569,490   $   66,569,490
--------------------------------------------------------------------------
STIC Prime Portfolio(d)                        66,569,490       66,569,490
==========================================================================
    Total Money Market Funds (Cost
      $133,138,980)                                            133,138,980
==========================================================================
TOTAL INVESTMENTS-100.20% (Cost
  $2,828,648,789)                                            2,909,529,490
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.20%)                           (5,675,437)
==========================================================================
NET ASSETS-100.00%                                          $2,903,854,053
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2002

ASSETS:

Investments, at market value (cost $2,828,648,789)*    $2,909,529,490
---------------------------------------------------------------------
Receivables for:
  Investments sold                                         13,899,569
---------------------------------------------------------------------
  Fund shares sold                                          2,307,628
---------------------------------------------------------------------
  Dividends and interest                                    2,411,671
---------------------------------------------------------------------
Investment for deferred compensation plan                      61,174
---------------------------------------------------------------------
Collateral for securities loaned                            8,988,400
---------------------------------------------------------------------
Other assets                                                   56,116
=====================================================================
     Total assets                                       2,937,254,048
_____________________________________________________________________
=====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                    11,603,709
---------------------------------------------------------------------
  Fund shares reacquired                                    7,982,722
---------------------------------------------------------------------
  Deferred compensation plan                                   61,174
---------------------------------------------------------------------
  Collateral upon return of securities loaned               8,988,400
---------------------------------------------------------------------
  Variation margin                                            243,840
---------------------------------------------------------------------
Accrued distribution fees                                   2,434,100
---------------------------------------------------------------------
Accrued trustees' fees                                          2,651
---------------------------------------------------------------------
Accrued transfer agent fees                                 1,836,246
---------------------------------------------------------------------
Accrued operating expenses                                    247,153
=====================================================================
     Total liabilities                                     33,399,995
=====================================================================
Net assets applicable to shares outstanding            $2,903,854,053
_____________________________________________________________________
=====================================================================


NET ASSETS:

Class A                                                $1,402,588,789
_____________________________________________________________________
=====================================================================
Class B                                                $1,198,513,202
_____________________________________________________________________
=====================================================================
Class C                                                $  302,555,409
_____________________________________________________________________
=====================================================================
Class R                                                $       36,623
_____________________________________________________________________
=====================================================================
Institutional Class                                    $      160,030
_____________________________________________________________________
=====================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                   152,087,477
_____________________________________________________________________
=====================================================================
Class B                                                   135,006,825
_____________________________________________________________________
=====================================================================
Class C                                                    34,083,249
_____________________________________________________________________
=====================================================================
Class R                                                         3,972
_____________________________________________________________________
=====================================================================
Institutional Class                                            17,280
_____________________________________________________________________
=====================================================================
Class A:
  Net asset value per share                            $         9.22
---------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $9.22 divided by 94.50%)      $         9.76
_____________________________________________________________________
=====================================================================
Class B:
  Net asset value and offering price per share         $         8.88
_____________________________________________________________________
=====================================================================
Class C:
  Net asset value and offering price per share         $         8.88
_____________________________________________________________________
=====================================================================
Class R:
  Net asset value and offering price per share         $         9.22
_____________________________________________________________________
=====================================================================
Institutional Class:
  Net asset value and offering price per share         $         9.26
_____________________________________________________________________
=====================================================================


* At October 31, 2002, securities with an aggregate market value of $8,734,920 were on loan to brokers.
Statement of Operations
For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $192,363)                                            $  38,304,023
--------------------------------------------------------------------
Dividends from affiliated money market funds               2,827,516
--------------------------------------------------------------------
Interest                                                      79,361
--------------------------------------------------------------------
Security lending income                                      200,425
====================================================================
    Total investment income                               41,411,325
====================================================================

EXPENSES:

Advisory fees                                             24,803,281
--------------------------------------------------------------------
Administrative services fees                                 441,011
--------------------------------------------------------------------
Custodian fees                                               227,964
--------------------------------------------------------------------
Distribution fees -- Class A                               6,517,172
--------------------------------------------------------------------
Distribution fees -- Class B                              16,167,462
--------------------------------------------------------------------
Distribution fees -- Class C                               4,196,874
--------------------------------------------------------------------
Distribution fees -- Class R                                      31
--------------------------------------------------------------------
Transfer agent fees                                       14,152,359
--------------------------------------------------------------------
Transfer agent fees -- Institutional Class                        28
--------------------------------------------------------------------
Trustees' fees                                                28,525
--------------------------------------------------------------------
Other                                                      1,144,829
====================================================================
    Total expenses                                        67,679,536
====================================================================
Less: Fees waived                                            (26,519)
--------------------------------------------------------------------
   Expenses paid indirectly                                  (60,293)
====================================================================
   Net expenses                                           67,592,724
====================================================================
Net investment income (loss)                             (26,181,399)
====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                 (597,204,711)
--------------------------------------------------------------------
  Foreign currencies                                            (914)
--------------------------------------------------------------------
  Futures contracts                                       (8,019,257)
====================================================================
                                                        (605,224,882)
====================================================================
Change in net unrealized appreciation (depreciation)
  of:
  Investment securities                                  (88,799,949)
--------------------------------------------------------------------
  Foreign currencies                                           8,118
--------------------------------------------------------------------
  Futures contracts                                        1,164,391
====================================================================
                                                         (87,627,440)
====================================================================
Net gain (loss) from investment securities, foreign
  currencies and futures contracts                      (692,852,322)
====================================================================
Net increase (decrease) in net assets resulting from
  operations                                           $(719,033,721)
____________________________________________________________________
====================================================================

See Notes to Financial Statements.

Statement of Changes In Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002               2001
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (26,181,399)   $   (35,262,129)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                     (605,224,882)      (875,780,324)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                     (87,627,440)    (1,586,297,713)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (719,033,721)    (2,497,340,166)
================================================================================================
Share transactions-net:
  Class A                                                        (325,975,435)        81,644,114
------------------------------------------------------------------------------------------------
  Class B                                                        (303,773,409)        98,738,160
------------------------------------------------------------------------------------------------
  Class C                                                        (109,471,968)        49,072,979
------------------------------------------------------------------------------------------------
  Class R                                                              36,356                 --
------------------------------------------------------------------------------------------------
  Institutional Class                                                 168,155                 --
================================================================================================
    Net increase (decrease) in net assets                      (1,458,050,022)    (2,267,884,913)
================================================================================================

NET ASSETS:

  Beginning of year                                             4,361,904,075      6,629,788,988
================================================================================================
  End of year                                                 $ 2,903,854,053    $ 4,361,904,075
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 4,536,803,562    $ 5,301,981,761
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (154,369)          (133,954)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and futures contracts       (1,714,840,770)    (1,109,616,802)
------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                               82,045,630        169,673,070
================================================================================================
                                                              $ 2,903,854,053    $ 4,361,904,075
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital with a secondary objective of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $26,519.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $441,011 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $7,192,239 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $6,517,172, $16,167,462, $4,196,874 and $31, respectively.

  AIM Distributors retained commissions of $524,961 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $43,312, $2,640, $61,493 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors. During the year ended October 31, 2002, the Fund paid legal fees of $15,064 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $59,304 and reductions in custodian fees of $989 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $60,293.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.
NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $8,734,920 were on loan to brokers. The loans were secured by cash collateral of $8,988,400 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $200,425 for securities lending.
NOTE 7--FUTURES CONTRACTS

On October 31, 2002, $3,964,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of October 31, 2002 were as follows:

                        NO. OF       MONTH/        MARKET       UNREALIZED
      CONTRACT         CONTRACTS   COMMITMENT       VALUE      APPRECIATION
---------------------------------------------------------------------------
S&P 500 Index             230      Dec-02 Long   $50,910,500    $1,164,391
___________________________________________________________________________
===========================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation -- investments         $    40,944,547
--------------------------------------------------------------
Temporary book/tax differences                        (154,369)
--------------------------------------------------------------
Capital loss carryforward                       (1,673,739,687)
--------------------------------------------------------------
Shares of beneficial interest                    4,536,803,562
==============================================================
                                               $ 2,903,854,053
______________________________________________________________
==============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized depreciation difference is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on futures contracts. Amount includes appreciation on foreign currencies of $539.

  The temporary book/tax differences are the result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
October 31, 2007                             $   38,614,682
-----------------------------------------------------------
October 31, 2008                                185,511,022
-----------------------------------------------------------
October 31, 2009                                833,974,843
-----------------------------------------------------------
October 31, 2010                                615,639,140
===========================================================
                                             $1,673,739,687
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,058,391,209 and $1,837,546,899, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 314,846,721
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (273,902,713)
-------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $  40,944,008
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is
  $2,868,585,482.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As of result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications, on October 31, 2002, shares of beneficial interest was decreased by $26,161,898, undistributed net investment income was increased by $26,160,984 and undistributed net realized gains was increased by $914. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                           2001
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      36,847,391*   $ 400,415,874*    59,896,009    $859,547,781
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      15,784,454      168,633,848     38,414,696     544,596,082
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       5,922,957       63,436,977     15,458,538     219,941,831
-------------------------------------------------------------------------------------------------------------------------
  Class R**                                                         3,975           36,381             --              --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                           19,795          192,879             --              --
=========================================================================================================================
Reacquired:
  Class A                                                     (68,970,741)    (726,391,309)   (58,620,165)   (777,903,667)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (46,891,521)*   (472,407,257)*  (35,112,835)   (445,857,922)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (16,701,794)    (172,908,945)   (13,300,112)   (170,868,852)
-------------------------------------------------------------------------------------------------------------------------
  Class R**                                                            (3)             (25)            --              --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                           (2,515)         (24,724)            --              --
=========================================================================================================================
                                                              (73,988,002)   $(739,016,301)     6,736,131    $229,455,253
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Includes automatic conversion of 1,170,222 shares of Class B shares in the amount of $12,298,772 to 1,132,609 shares of Class A shares in the amount of $12,298,772.
**  Class R shares commenced operations as of June 3, 2002.
*** Institutional Class shares commenced operations as of March 15, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A(A)
                                                         ------------------------------------------------------------------------

                                                                                        YEAR ENDED
                                                                                       OCTOBER 31,
                                                         ------------------------------------------------------------------------
                                                            2002             2001          2000             1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    11.22       $    17.29    $    15.49       $    12.05    $    10.32
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.04)(b)        (0.04)        (0.05)(b)         0.01          0.04(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (1.96)           (6.03)         1.85             3.47          1.92
=================================================================================================================================
    Total from investment operations                          (2.00)           (6.07)         1.80             3.48          1.96
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           --               --            --            (0.01)        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --               --            --            (0.03)        (0.21)
=================================================================================================================================
    Total distributions                                          --               --            --            (0.04)        (0.23)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Net asset value, end of period                           $     9.22       $    11.22    $    17.29       $    15.49    $    12.05
=================================================================================================================================
Total return(c)                                              (17.82)%         (35.11)%       11.60%           29.01%        19.36%
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $1,402,589       $2,067,602    $3,163,453       $2,299,551    $1,085,648
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                        1.40%(d)         1.28%         1.19%            1.19%         1.22%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.33)%(d)       (0.29)%       (0.31)%           0.03%         0.33%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          28%              31%           22%              22%           27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,862,049,115.


                                                                                       CLASS B(A)
                                                        -------------------------------------------------------------------------

                                                                                       YEAR ENDED
                                                                                       OCTOBER 31,
                                                        -------------------------------------------------------------------------
                                                           2002             2001          2000             1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    10.87       $    16.87    $    15.22       $    11.91       $  10.25
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.10)(b)        (0.13)        (0.17)(b)        (0.10)(b)      (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (1.89)           (5.87)         1.82             3.44           1.91
=================================================================================================================================
  Total from investment operations                           (1.99)           (6.00)         1.65             3.34           1.87
=================================================================================================================================
Less distributions from net realized gains                      --               --            --            (0.03)         (0.21)
=================================================================================================================================
Net asset value, end of period                          $     8.88       $    10.87    $    16.87       $    15.22       $  11.91
=================================================================================================================================
Total return(c)                                             (18.31)%         (35.57)%       10.87%           28.08%         18.52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $1,198,513       $1,806,464    $2,746,149       $1,891,171       $745,862
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                       2.05%(d)         1.94%         1.88%            1.91%          1.94%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.98)%(d)       (0.94)%       (1.00)%          (0.68)%        (0.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         28%              31%           22%              22%            27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $1,616,746,189.


                                                                                         CLASS C(A)
                                                              -----------------------------------------------------------------

                                                                                         YEAR ENDED
                                                                                         OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2002           2001        2000           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.87       $  16.86    $  15.21       $  11.91       $  10.25
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(b)      (0.13)      (0.17)(b)      (0.10)(b)      (0.04)(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.89)         (5.86)       1.82           3.43           1.91
===============================================================================================================================
  Total from investment operations                               (1.99)         (5.99)       1.65           3.33           1.87
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Less distributions:
  Distributions from net realized gains                             --             --          --          (0.03)         (0.21)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   8.88       $  10.87    $  16.86       $  15.21       $  11.91
===============================================================================================================================
Total return(c)                                                 (18.31)%       (35.53)%     10.82%         28.09%         18.52%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:

Net assets, end of period (000s omitted)                      $302,555       $487,838    $720,186       $349,951       $ 87,554
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets                           2.05%(d)       1.94%       1.88%          1.90%          1.94%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.98)%(d)     (0.94)%     (1.00)%        (0.68)%        (0.38)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             28%            31%         22%            22%            27%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $419,687,377.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $10.53
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.02)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.29)
===========================================================================
  Total from investment operations                                (1.31)
===========================================================================
Net asset value, end of period                                   $ 9.22
===========================================================================
Total return(b)                                                  (12.44)%
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   37
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets                            1.55%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets       (0.49)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                              28%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $15,364.

                                                              INSTITUTIONAL CLASS
                                                              -------------------
                                                                MARCH 15, 2002
                                                                  (DATE SALES
                                                                 COMMENCED) TO
                                                                  OCTOBER 31,
                                                                     2002
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $ 12.13
---------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.02(a)
---------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                       (2.89)
=================================================================================
  Total from investment operations                                    (2.87)
=================================================================================
Net asset value, end of period                                      $  9.26
=================================================================================
Total return(b)                                                      (23.66)%
=================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                            $   160
_________________________________________________________________________________
=================================================================================
Ratio of expenses to average net assets                                0.77%(c)
=================================================================================
Ratio of net investment income to average net assets                   0.30%(c)
_________________________________________________________________________________
=================================================================================
Portfolio turnover rate                                                  28%
_________________________________________________________________________________
=================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $57,632.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Capital Development Fund
And Board of Trustees of AIM Equity Funds:

We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Capital Development Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                     /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-82.50%

Advertising-1.12%

Lamar Advertising Co.(a)                          284,000   $  9,638,960
========================================================================

Air Freight & Logistics-2.12%

Robinson (C.H.) Worldwide, Inc.                   371,600     10,988,212
------------------------------------------------------------------------
Ryder System, Inc.                                314,500      7,217,775
========================================================================
                                                              18,205,987
========================================================================

Apparel Retail-0.76%

Ross Stores, Inc.                                 155,400      6,503,490
========================================================================

Application Software-1.16%

Fair, Issac and Co., Inc.                         259,700      9,990,659
========================================================================

Banks-2.91%

Compass Bancshares, Inc.                          293,600      9,483,280
------------------------------------------------------------------------
Huntington Bancshares Inc.                        524,300      9,914,513
------------------------------------------------------------------------
Sovereign Bancorp, Inc.                           400,000      5,632,000
========================================================================
                                                              25,029,793
========================================================================

Biotechnology-0.26%

Invitrogen Corp.(a)                                81,300      2,261,766
========================================================================

Broadcasting & Cable TV-1.95%

Cox Radio, Inc.-Class A(a)                        300,000      7,122,000
------------------------------------------------------------------------
Entercom Communications Corp.(a)                  100,000      4,922,000
------------------------------------------------------------------------
Lin TV Corp.-Class A(a)                           228,600      4,716,018
========================================================================
                                                              16,760,018
========================================================================

Building Products-1.01%

American Standard Cos. Inc.(a)                    129,600      8,644,320
========================================================================

Casinos & Gambling-0.96%

Harrah's Entertainment, Inc.(a)                   197,400      8,290,800
========================================================================

Commercial Printing-0.00%

American Bank Note Holographics, Inc.-Wts.,
  expiring 06/18/03(a)                             29,695            297
========================================================================

Computer & Electronics Retail-1.51%

Best Buy Co., Inc.(a)                             180,300      3,715,983
------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                     173,800      9,214,876
========================================================================
                                                              12,930,859
========================================================================

Consumer Finance-1.18%

AmeriCredit Corp.(a)                              902,100      6,846,939
------------------------------------------------------------------------
Saxon Capital Acquisition Corp. (Acquired
  07/27/01; Cost $3,120,900)(a)(b)(c)             309,000      3,306,300
========================================================================
                                                              10,153,239
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Data Processing Services-6.35%

Alliance Data Systems Corp.(a)                    590,200   $ 10,033,400
------------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                        494,100      8,844,390
------------------------------------------------------------------------
Ceridian Corp.(a)                                 628,600      8,662,108
------------------------------------------------------------------------
Certegy Inc.(a)                                   381,350      8,008,350
------------------------------------------------------------------------
Concord EFS, Inc.(a)                              273,800      3,909,864
------------------------------------------------------------------------
DST Systems, Inc.(a)                              146,200      4,495,650
------------------------------------------------------------------------
Iron Mountain Inc.(a)                             375,000     10,578,750
========================================================================
                                                              54,532,512
========================================================================

Diversified Chemicals-0.71%

Engelhard Corp.                                   275,300      6,097,895
========================================================================

Diversified Financial Services-2.07%

Affiliated Managers Group, Inc.(a)                 98,600      5,119,312
------------------------------------------------------------------------
LaBranche & Co. Inc.(a)                           146,000      3,943,460
------------------------------------------------------------------------
Principal Financial Group, Inc.                   311,000      8,723,550
========================================================================
                                                              17,786,322
========================================================================

Drug Retail-1.25%

CVS Corp.                                         388,500     10,773,105
========================================================================

Electric Utilities-1.02%

FPL Group, Inc.                                   147,900      8,723,142
========================================================================

Electrical Components & Equipment-1.12%

Rockwell Automation, Inc.                         579,100      9,584,105
========================================================================

Electronic Equipment & Instruments-4.14%

Amphenol Corp.-Class A(a)                         185,800      7,153,300
------------------------------------------------------------------------
Tektronix, Inc.(a)                                528,400      9,336,828
------------------------------------------------------------------------
Varian Inc.(a)                                    350,000     10,293,500
------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   467,700      4,817,310
------------------------------------------------------------------------
Waters Corp.(a)                                   157,100      3,955,778
========================================================================
                                                              35,556,716
========================================================================

Environmental Services-1.04%

Republic Services, Inc.(a)                        435,000      8,952,300
========================================================================

Food Distributors-1.03%

Performance Food Group Co.(a)                     238,000      8,851,220
========================================================================

Food Retail-0.88%

Winn-Dixie Stores, Inc.                           504,500      7,577,590
========================================================================

Footwear-1.02%

Reebok International Ltd.(a)                      309,000      8,729,250
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Forest Products-0.47%

Louisiana-Pacific Corp.(a)                        593,300   $  3,998,842
========================================================================

General Merchandise Stores-1.07%

Dollar Tree Stores, Inc.(a)                       349,200      9,180,468
========================================================================

Health Care Distributors & Services-1.30%

AdvancePCS(a)                                     238,400      5,983,840
------------------------------------------------------------------------
Lincare Holdings Inc.(a)                          153,100      5,216,117
========================================================================
                                                              11,199,957
========================================================================

Health Care Equipment-2.41%

Bard (C.R.), Inc.                                 222,400     12,438,832
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)           290,000      8,294,000
========================================================================
                                                              20,732,832
========================================================================

Health Care Facilities-1.49%

LifePoint Hospitals, Inc.(a)                      149,100      4,674,285
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          222,700      8,128,550
========================================================================
                                                              12,802,835
========================================================================

Household Appliances-2.46%

Black & Decker Corp. (The)                        248,000     11,596,480
------------------------------------------------------------------------
Snap-on Inc.                                      364,500      9,495,225
========================================================================
                                                              21,091,705
========================================================================

Industrial Machinery-2.36%

Flowserve Corp.(a)                                158,000      1,851,760
------------------------------------------------------------------------
Pall Corp.                                        534,100      9,277,317
------------------------------------------------------------------------
SPX Corp.(a)                                      217,600      9,141,376
========================================================================
                                                              20,270,453
========================================================================

Integrated Oil & Gas-0.85%

Murphy Oil Corp.                                   87,100      7,301,593
========================================================================

IT Consulting & Services-2.99%

Affiliated Computer Services, Inc.-Class A(a)      22,800      1,049,940
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      224,300      4,972,731
------------------------------------------------------------------------
Titan Corp. (The)(a)                              798,600     10,293,954
------------------------------------------------------------------------
Unisys Corp.(a)                                 1,074,600      9,381,258
========================================================================
                                                              25,697,883
========================================================================

Leisure Products-1.69%

Brunswick Corp.                                   315,500      6,492,990
------------------------------------------------------------------------
Hasbro, Inc.                                      782,700      7,999,194
========================================================================
                                                              14,492,184
========================================================================

Life & Health Insurance-0.38%

Nationwide Financial Services, Inc.-Class A       117,100      3,243,670
========================================================================

Managed Health Care-2.91%

Anthem, Inc.(a)                                   153,000      9,639,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Managed Health Care-(Continued)

Caremark Rx, Inc.(a)                              490,900   $  8,688,930
------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                     200,000      6,692,000
========================================================================
                                                              25,019,930
========================================================================

Movies & Entertainment-0.25%

Macrovision Corp.(a)                              165,300      2,132,370
========================================================================

Mutual Funds-1.96%

iShares Nasdaq Biotechnology Index Fund(a)        158,900      8,119,790
------------------------------------------------------------------------
S&P MidCap 400 Depositary Receipts Trust
  Series 1                                        112,000      8,708,000
========================================================================
                                                              16,827,790
========================================================================

Networking Equipment-0.25%

Emulex Corp.(a)                                   119,600      2,146,820
========================================================================

Office Electronics-1.46%

Zebra Technologies Corp.-Class A(a)               203,700     12,531,624
========================================================================

Oil & Gas Drilling-2.18%

GlobalSantaFe Corp.                               394,400      9,426,160
------------------------------------------------------------------------
Pride International, Inc.(a)                      672,900      9,339,852
========================================================================
                                                              18,766,012
========================================================================

Oil & Gas Equipment & Services-1.57%

BJ Services Co.(a)                                285,700      8,665,281
------------------------------------------------------------------------
Key Energy Services, Inc.(a)                      539,500      4,817,735
========================================================================
                                                              13,483,016
========================================================================

Oil & Gas Exploration & Production-1.80%

Devon Energy Corp.                                171,000      8,635,500
------------------------------------------------------------------------
Ocean Energy, Inc.                                367,200      6,840,936
========================================================================
                                                              15,476,436
========================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.57%

Valero Energy Corp.                               138,900      4,890,669
========================================================================

Paper Products-1.00%

Bowater Inc.                                      253,000      8,574,170
========================================================================

Pharmaceuticals-1.59%

Medicis Pharmaceutical Corp.-Class A(a)            97,600      4,479,840
------------------------------------------------------------------------
Mylan Laboratories Inc.                           292,400      9,201,828
========================================================================
                                                              13,681,668
========================================================================

Property & Casualty Insurance-2.04%

PMI Group, Inc. (The)                             281,500      8,388,700
------------------------------------------------------------------------
Radian Group Inc.                                 259,500      9,152,565
========================================================================
                                                              17,541,265
========================================================================

Publishing-2.45%

Belo Corp.-Class A                                499,000     11,526,900
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Publishing-(Continued)

New York Times Co. (The)-Class A                  197,300   $  9,551,293
========================================================================
                                                              21,078,193
========================================================================

Real Estate Investment Trusts-2.88%

American Financial Realty Trust (Acquired
  09/04/02; Cost $9,401,000)(a)(c)                940,100     10,106,075
------------------------------------------------------------------------
FBR Asset Investment Corp.                        337,800     10,134,000
------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       200,000      4,522,000
========================================================================
                                                              24,762,075
========================================================================

Restaurants-0.79%

Brinker International, Inc.(a)                    237,700      6,748,303
========================================================================

Semiconductors-1.82%

Microchip Technology Inc.                         449,762     10,974,193
------------------------------------------------------------------------
QLogic Corp.(a)                                   134,100      4,661,316
========================================================================
                                                              15,635,509
========================================================================

Specialty Chemicals-1.18%

International Flavors & Fragrances Inc.           301,000     10,098,550
========================================================================

Specialty Stores-1.54%

Advance Auto Parts, Inc.(a)                       152,500      8,166,375
------------------------------------------------------------------------
Copart, Inc.(a)                                   472,700      5,043,709
========================================================================
                                                              13,210,084
========================================================================

Systems Software-1.22%

Adobe Systems Inc.                                200,900      4,749,276
------------------------------------------------------------------------
Symantec Corp.(a)                                 143,500      5,740,000
========================================================================
                                                              10,489,276
========================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $653,444,191)                   708,680,527
========================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-9.75%

Bermuda-3.76%

Everest Re Group, Ltd. (Reinsurance)              158,700      9,207,774
------------------------------------------------------------------------
Platinum Underwriters Holdings, Ltd.
  (Insurance Brokers)(a)                          243,400      6,109,340
------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)(a)                                     238,100      7,285,860
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Bermuda-(Continued)

XL Capital Ltd.-Class A (Property & Casualty
  Insurance)                                      127,900   $  9,739,585
========================================================================
                                                              32,342,559
========================================================================

Canada-1.77%

Biovail Corp. (Pharmaceuticals)(a)                101,400      3,209,310
------------------------------------------------------------------------
Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                 143,500      1,980,300
------------------------------------------------------------------------
Potash Corp. of Saskatchewan Inc.
  (Fertilizers & Agricultural Chemicals)          147,800      9,998,670
========================================================================
                                                              15,188,280
========================================================================

Cayman Islands-2.17%

ACE Ltd. (Property & Casualty Insurance)          268,617      8,259,973
------------------------------------------------------------------------
Garmin Ltd. (Consumer Electronics)(a)             495,000     10,355,400
========================================================================
                                                              18,615,373
========================================================================

France-0.49%

Business Objects S.A.-ADR (Application
  Software)(a)                                    285,500      4,253,950
========================================================================

Germany-0.66%

Altana A.G. (Pharmaceuticals)                     117,500      5,619,688
------------------------------------------------------------------------
Altana A.G.-ADR (Pharmaceuticals)(a)                1,000         48,050
========================================================================
                                                               5,667,738
========================================================================

United Kingdom-0.90%

Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)(a)                            331,300      7,739,168
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $81,147,708)                            83,807,068
========================================================================

MONEY MARKET FUNDS-6.58%

STIC Liquid Assets Portfolio(d)                28,252,214     28,252,214
------------------------------------------------------------------------
STIC Prime Portfolio(d)                        28,252,214     28,252,214
========================================================================
    Total Money Market Funds (Cost
      $56,504,428)                                            56,504,428
========================================================================
TOTAL INVESTMENTS-98.83% (Cost $791,096,327)                 848,992,023
========================================================================
OTHER ASSETS LESS LIABILITIES-1.17%                           10,046,397
========================================================================
NET ASSETS-100.00%                                          $859,038,420
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Trustees.
(c) Security not registered under the Securities Act of 1933, as amended ("the 1933 Act") (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $13,412,375, which represented 1.56% of the Fund's net assets. The Fund has no rights to demand registration of these securities.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2002

ASSETS:

Investments, at market value (cost
  $791,096,327)*                               $  848,992,023
-------------------------------------------------------------
Foreign currencies, at value (cost $123)                  124
-------------------------------------------------------------
Receivables for:
  Investments sold                                 36,591,218
-------------------------------------------------------------
  Fund shares sold                                    990,971
-------------------------------------------------------------
  Dividends                                           335,817
-------------------------------------------------------------
Investment for deferred compensation plan              35,228
-------------------------------------------------------------
Collateral for securities loaned                  176,899,625
-------------------------------------------------------------
Other assets                                           50,717
=============================================================
     Total assets                               1,063,895,723
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            24,494,742
-------------------------------------------------------------
  Fund shares reacquired                            2,275,994
-------------------------------------------------------------
  Deferred compensation plan                           35,228
-------------------------------------------------------------
  Collateral upon return of securities loaned     176,899,625
-------------------------------------------------------------
Accrued distribution fees                             785,683
-------------------------------------------------------------
Accrued trustees' fees                                  1,128
-------------------------------------------------------------
Accrued transfer agent fees                           312,124
-------------------------------------------------------------
Accrued operating expenses                             52,779
=============================================================
     Total liabilities                            204,857,303
=============================================================
Net assets applicable to shares outstanding    $  859,038,420
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                        $  456,267,590
_____________________________________________________________
=============================================================
Class B                                        $  346,455,510
_____________________________________________________________
=============================================================
Class C                                        $   56,298,292
_____________________________________________________________
=============================================================
Class R                                        $        9,583
_____________________________________________________________
=============================================================
Institutional Class                            $        7,445
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            35,650,215
_____________________________________________________________
=============================================================
Class B                                            28,385,003
_____________________________________________________________
=============================================================
Class C                                             4,615,576
_____________________________________________________________
=============================================================
Class R                                                   749
_____________________________________________________________
=============================================================
Institutional Class                                       580
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $        12.80
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $12.80 divided by
       94.50%)                                 $        13.54
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
     share                                     $        12.21
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
     share                                     $        12.20
_____________________________________________________________
=============================================================
Class R:
  Net asset value and offering price per
     share                                     $        12.79
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $        12.84
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $173,201,778 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $23,403)                                      $  10,192,451
-------------------------------------------------------------
Dividends from affiliated money market funds        1,079,090
-------------------------------------------------------------
Interest                                                  403
-------------------------------------------------------------
Security lending income                               815,917
=============================================================
    Total investment income                        12,087,861
=============================================================

EXPENSES:

Advisory fees                                       7,368,692
-------------------------------------------------------------
Administrative services fees                          205,580
-------------------------------------------------------------
Custodian fees                                         75,325
-------------------------------------------------------------
Distribution fees -- Class A                        2,050,963
-------------------------------------------------------------
Distribution fees -- Class B                        4,539,281
-------------------------------------------------------------
Distribution fees -- Class C                          690,638
-------------------------------------------------------------
Distribution fees -- Class R                               20
-------------------------------------------------------------
Transfer agent fees                                 3,325,906
-------------------------------------------------------------
Transfer agent fees -- Institutional Class                 14
-------------------------------------------------------------
Trustees' fees                                         13,919
-------------------------------------------------------------
Other                                                 447,889
=============================================================
    Total expenses                                 18,718,227
=============================================================
Less: Fees waived and expenses reimbursed             (11,473)
-------------------------------------------------------------
    Expenses paid indirectly                          (33,031)
=============================================================
    Net expenses                                   18,673,723
=============================================================
Net investment income (loss)                       (6,585,862)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (28,754,591)
-------------------------------------------------------------
  Foreign currencies                                   43,447
-------------------------------------------------------------
  Option contracts written                          1,068,505
=============================================================
                                                  (27,642,639)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (101,336,943)
-------------------------------------------------------------
  Foreign currencies                                   10,628
-------------------------------------------------------------
  Option contracts written                           (288,959)
=============================================================
                                                 (101,615,274)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (129,257,913)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(135,843,775)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002              2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (6,585,862)   $   (6,818,556)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (27,642,639)       (4,802,278)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   (101,615,274)     (306,202,141)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (135,843,775)     (317,822,975)
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --       (96,954,437)
----------------------------------------------------------------------------------------------
  Class B                                                                 --       (81,364,674)
----------------------------------------------------------------------------------------------
  Class C                                                                 --       (11,018,702)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (49,872,882)       77,378,574
----------------------------------------------------------------------------------------------
  Class B                                                        (51,574,661)       52,952,759
----------------------------------------------------------------------------------------------
  Class C                                                           (497,034)       13,238,100
----------------------------------------------------------------------------------------------
  Class R                                                             12,300                --
----------------------------------------------------------------------------------------------
  Institutional Class                                                 10,000                --
==============================================================================================
    Net increase (decrease) in net assets                       (237,766,052)     (363,591,355)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,096,804,472     1,460,395,827
==============================================================================================
  End of year                                                 $  859,038,420    $1,096,804,472
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  842,029,553    $  950,485,964
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (70,846)          (62,566)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts          (40,816,886)      (13,130,799)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                               57,896,599       159,511,873
==============================================================================================
                                                              $  859,038,420    $1,096,804,472
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $11,465.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $205,580 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $1,974,790 for such services. For the year ended October 31, 2002, AFS reimbursed fees of $8 on the Institutional Class.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $2,050,963, $4,539,281, $690,638 and $20, respectively.

  AIM Distributors retained commissions of $167,124 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $2,583, $0, $12,777 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $7,589 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $16,963 and reductions in custodian fees of $16,068 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $33,031.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.
NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $173,201,778 were on loan to brokers. The loans were secured by cash collateral of $176,899,625 received by the Fund and invested in affiliated money market funds as follows:
$88,449,813 in STIC Liquid Assets Portfolio and $88,449,812 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $815,917 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                      4,067      $ 1,099,367
-------------------------------------------------------------
Written                                5,747        1,799,011
-------------------------------------------------------------
Closed                                (8,577)      (2,821,687)
-------------------------------------------------------------
Expired                               (1,237)         (76,691)
=============================================================
End of year                               --      $        --
_____________________________________________________________
=============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                        2002            2001
----------------------------------------------------------------
Distributions paid from:
Ordinary Income                      $        --    $ 97,976,430
----------------------------------------------------------------
Long-Term Capital Gain                        --      91,361,383
================================================================
                                     $        --    $189,337,813
________________________________________________________________
================================================================


As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Tax Components of Beneficial Interest:

Unrealized appreciation -- investments           $ 56,060,721
-------------------------------------------------------------
Temporary book/tax differences                        (70,846)
-------------------------------------------------------------
Capital loss carryforward                         (38,981,008)
-------------------------------------------------------------
Shares of beneficial interest                     842,029,553
=============================================================
                                                 $859,038,420
_____________________________________________________________
=============================================================


The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies of $901.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                               $11,152,255
-----------------------------------------------------------
October 31, 2010                                27,828,753
===========================================================
                                               $38,981,008
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,263,469,101 and $1,362,774,725, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $107,514,652
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (51,454,832)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 56,059,820
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $792,932,203.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, a net operating loss reclassification, excise tax paid and other items, on October 31, 2002, undistributed net investment income was increased by $6,577,582, undistributed net realized gains decreased by $43,448 and shares of beneficial interest decreased by $6,534,134. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       8,723,183    $ 137,031,183     10,419,720    $ 176,330,665
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,358,008       50,474,614      3,656,256       60,895,695
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,443,905       21,757,217      1,125,563       18,758,747
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                            749           12,300             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                               580           10,000             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --      5,235,028       90,980,110
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --      4,475,584       75,098,584
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        616,947       10,344,899
==========================================================================================================================
Reacquired:
  Class A                                                     (12,317,285)    (186,904,065)   (11,277,708)    (189,932,201)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,163,019)    (102,049,275)    (5,128,289)     (83,041,520)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,519,831)     (22,254,251)      (974,815)     (15,865,546)
==========================================================================================================================
                                                               (7,473,710)   $(101,922,277)     8,148,286    $ 143,569,433
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Institutional Class shares commenced sales on March 15, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                              --------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                                2002           2001        2000        1999           1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.69       $  21.79    $  15.24    $  12.89       $  14.57
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)      (0.04)      (0.13)      (0.10)(a)      (0.06)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.85)         (4.27)       6.68        2.45          (1.62)
============================================================================================================================
    Total from investment operations                             (1.89)         (4.31)       6.55        2.35          (1.68)
============================================================================================================================
Less distributions from net realized gains                          --          (2.79)         --          --             --
============================================================================================================================
Net asset value, end of period                                $  12.80       $  14.69    $  21.79    $  15.24       $  12.89
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                 (12.87)%       (21.76)%     42.98%      18.23%        (11.53)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $456,268       $576,660    $759,838    $579,514       $717,263
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           1.38%(c)       1.33%       1.28%       1.38%          1.28%
============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.29)%(c)     (0.21)%     (0.60)%     (0.70)%        (0.40)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            120%           130%        101%        117%            78%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $585,989,327.


                                                                                         CLASS B
                                                              --------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                                2002           2001        2000        1999           1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.10       $  21.16    $  14.90    $  12.70       $  14.46
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.14)(a)      (0.15)      (0.26)      (0.20)(a)      (0.16)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.75)         (4.12)       6.52        2.40          (1.60)
============================================================================================================================
    Total from investment operations                             (1.89)         (4.27)       6.26        2.20          (1.76)
============================================================================================================================
Less distributions from net realized gains                          --          (2.79)         --          --             --
============================================================================================================================
Net asset value, end of period                                $  12.21       $  14.10    $  21.16    $  14.90       $  12.70
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                 (13.40)%       (22.29)%     42.01%      17.32%        (12.17)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $346,456       $454,018    $617,576    $451,508       $493,993
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                           2.03%(c)       1.99%       1.99%       2.12%          2.02%
============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.94)%(c)     (0.87)%     (1.30)%     (1.44)%        (1.14)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            120%           130%        101%        117%            78%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $453,928,113.


                                                                                       CLASS C
                                                              ---------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                               2002          2001       2000       1999          1998
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 14.10       $ 21.15    $ 14.89    $ 12.69       $ 14.45
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.14)(a)     (0.14)     (0.25)     (0.20)(a)     (0.16)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.76)        (4.12)      6.51       2.40         (1.60)
=======================================================================================================================
    Total from investment operations                            (1.90)        (4.26)      6.26       2.20         (1.76)
=======================================================================================================================
Less distributions from net realized gains                         --         (2.79)        --         --            --
=======================================================================================================================
Net asset value, end of period                                $ 12.20       $ 14.10    $ 21.15    $ 14.89       $ 12.69
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                (13.48)%      (22.24)%    42.04%     17.34%       (12.18)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $56,298       $66,127    $82,982    $53,832       $48,293
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets                          2.03%(c)      1.99%      1.99%      2.12%         2.02%
=======================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.94)%(c)    (0.87)%    (1.30)%    (1.44)%       (1.14)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                           120%          130%       101%       117%           78%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $69,063,774.

                                                                     CLASS R
                                                              ----------------------
                                                                   JUNE 3, 2002
                                                              (DATE SALES COMMENCED)
                                                                  TO OCTOBER 31,
                                                                       2002
------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 16.62
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.03)(a)
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (3.80)
====================================================================================
    Total from investment operations                                   (3.83)
====================================================================================
Net asset value, end of period                                       $ 12.79
____________________________________________________________________________________
====================================================================================
Total return(b)                                                       (23.05)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $    10
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets                                 1.54%(c)
====================================================================================
Ratio of net investment income (loss) to average net assets            (0.44)%(c)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate                                                  120%
____________________________________________________________________________________
====================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $9,839.

                                                               INSTITUTIONAL CLASS
                                                              ----------------------
                                                                  MARCH 15, 2002
                                                              (DATE SALES COMMENCED)
                                                                  TO OCTOBER 31,
                                                                       2002
------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 17.25
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.02(a)
------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (4.43)
====================================================================================
    Total from investment operations                                   (4.41)
====================================================================================
Net asset value, end of period                                       $ 12.84
____________________________________________________________________________________
====================================================================================
Total return(b)                                                       (25.57)%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $     7
____________________________________________________________________________________
====================================================================================
Ratio of expenses to average net assets
  With fee waivers and expenses reimbursed                              0.84%(c)
------------------------------------------------------------------------------------
  Without fee waivers and expenses reimbursed                           0.99%(c)
====================================================================================
Ratio of net investment income (loss) to average net assets             0.25%(c)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate                                                  120%
____________________________________________________________________________________
====================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $8,687.

Report of Independent Auditors

To the Shareholders of AIM Charter Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Charter Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002


                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-89.02%

Advertising-1.33%

Omnicom Group Inc.                                 800,000    $   46,104,000
============================================================================

Aerospace & Defense-3.91%

Lockheed Martin Corp.                              262,200        15,181,380
----------------------------------------------------------------------------
Northrop Grumman Corp.                             560,000        57,752,800
----------------------------------------------------------------------------
Raytheon Co.                                     2,126,000        62,717,000
============================================================================
                                                                 135,651,180
============================================================================

Apparel Retail-1.40%

Limited Brands                                   3,105,000        48,655,350
============================================================================

Banks-2.55%

Bank of America Corp.                              530,000        36,994,000
----------------------------------------------------------------------------
Washington Mutual, Inc.                          1,440,000        51,494,400
============================================================================
                                                                  88,488,400
============================================================================

Biotechnology-0.80%

Amgen Inc.(a)                                      600,000        27,936,000
============================================================================

Brewers-1.82%

Anheuser-Busch Cos., Inc.                        1,200,000        63,312,000
============================================================================

Building Products-2.25%

American Standard Cos. Inc.(a)                     615,000        41,020,500
----------------------------------------------------------------------------
Masco Corp.                                      1,804,500        37,100,520
============================================================================
                                                                  78,121,020
============================================================================

Computer & Electronics Retail-0.83%

Best Buy Co., Inc.(a)                            1,400,000        28,854,000
============================================================================

Computer Hardware-2.07%

International Business Machines Corp.              910,000        71,835,400
============================================================================

Construction Materials-0.91%

Vulcan Materials Co.                               940,000        31,546,400
============================================================================

Data Processing Services-2.67%

Automatic Data Processing, Inc.                  1,330,000        56,564,900
----------------------------------------------------------------------------
Convergys Corp.(a)                               2,420,000        36,009,600
============================================================================
                                                                  92,574,500
============================================================================

Diversified Financial Services-3.71%

Citigroup Inc.                                   1,400,000        51,730,000
----------------------------------------------------------------------------
Morgan Stanley                                     750,000        29,190,000
----------------------------------------------------------------------------
Principal Financial Group, Inc.                  1,715,000        48,105,750
============================================================================
                                                                 129,025,750
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

Electric Utilities-0.35%

TXU Corp.                                          850,000    $   12,197,500
============================================================================

Electrical Components & Equipment-1.54%

Emerson Electric Co.                             1,113,400        53,643,612
============================================================================

Environmental Services-1.29%

Waste Management, Inc.                           1,940,000        44,658,800
============================================================================

Food Retail-2.26%

Kroger Co. (The)(a)                              2,950,000        43,778,000
----------------------------------------------------------------------------
Safeway Inc.(a)                                  1,500,000        34,650,000
============================================================================
                                                                  78,428,000
============================================================================

Footwear-1.07%

NIKE, Inc.-Class B                                 790,000        37,280,100
============================================================================

General Merchandise Stores-2.84%

Target Corp.                                     1,600,000        48,192,000
----------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              940,000        50,337,000
============================================================================
                                                                  98,529,000
============================================================================

Health Care Distributors & Services-2.22%

IMS Health Inc.                                  2,956,000        44,458,240
----------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                          510,000        32,553,300
============================================================================
                                                                  77,011,540
============================================================================

Health Care Equipment-0.90%

St. Jude Medical, Inc.(a)                          880,000        31,336,800
============================================================================

Health Care Supplies-1.89%

Alcon, Inc. (Switzerland)(a)                     1,600,000        65,632,000
============================================================================

Hotels, Resorts & Cruise Lines-0.82%

Carnival Corp.                                   1,090,000        28,470,800
============================================================================

Household Products-1.58%

Procter & Gamble Co. (The)                         620,000        54,839,000
============================================================================

Housewares & Specialties-0.59%

Newell Rubbermaid Inc.                             630,200        20,431,084
============================================================================

Industrial Machinery-2.71%

Dover Corp.                                      1,840,000        46,147,200
----------------------------------------------------------------------------
Illinois Tool Works Inc.                           780,000        47,892,000
============================================================================
                                                                  94,039,200
============================================================================


                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

Integrated Oil & Gas-2.84%

ChevronTexaco Corp.                                480,000    $   32,462,400
----------------------------------------------------------------------------
Exxon Mobil Corp.                                1,970,000        66,310,200
============================================================================
                                                                  98,772,600
============================================================================

Leisure Products-0.73%

Mattel, Inc.                                     1,380,000        25,336,800
============================================================================

Life & Health Insurance-1.37%

Prudential Financial, Inc.(a)                    1,630,000        47,596,000
============================================================================

Oil & Gas Drilling-1.14%

GlobalSantaFe Corp.                              1,660,000        39,674,000
============================================================================

Oil & Gas Equipment & Services-1.00%

Baker Hughes Inc.                                1,200,000        34,860,000
============================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.93%

Valero Energy Corp.                                920,000        32,393,200
============================================================================

Packaged Foods & Meats-9.45%

ConAgra Foods, Inc.                              2,640,000        64,020,000
----------------------------------------------------------------------------
General Mills, Inc.                              1,930,000        79,747,600
----------------------------------------------------------------------------
Kellogg Co.                                      1,810,000        57,666,600
----------------------------------------------------------------------------
Kraft Foods Inc.-Class A                         1,450,000        57,275,000
----------------------------------------------------------------------------
Sara Lee Corp.                                   3,045,000        69,517,350
============================================================================
                                                                 328,226,550
============================================================================

Personal Products-3.43%

Avon Products, Inc.                              1,370,000        66,431,300
----------------------------------------------------------------------------
Gillette Co. (The)                               1,770,000        52,887,600
============================================================================
                                                                 119,318,900
============================================================================

Pharmaceuticals-6.25%

Abbott Laboratories                                750,000        31,402,500
----------------------------------------------------------------------------
Johnson & Johnson                                  815,000        47,881,250
----------------------------------------------------------------------------
Pfizer Inc.                                      1,670,000        53,055,900
----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         620,000        48,006,600
----------------------------------------------------------------------------
Wyeth                                            1,100,000        36,850,000
============================================================================
                                                                 217,196,250
============================================================================

Property & Casualty Insurance-2.28%

MGIC Investment Corp.                              659,300        27,664,228
----------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)       856,486        11,365,569
----------------------------------------------------------------------------

                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------
Property & Casualty Insurance-(Continued)

Travelers Property Casualty Corp.-Class B(a)     1,054,271    $   14,253,744
----------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                  340,000        25,891,000
============================================================================
                                                                  79,174,541
============================================================================

Publishing-1.05%

New York Times Co. (The)-Class A                   750,000        36,307,500
============================================================================

Railroads-1.70%

Norfolk Southern Corp.                           1,484,000        29,976,800
----------------------------------------------------------------------------
Union Pacific Corp.                                490,000        28,934,500
============================================================================
                                                                  58,911,300
============================================================================

Semiconductor Equipment-0.98%

KLA-Tencor Corp.(a)                                960,000        34,204,800
============================================================================

Semiconductors-3.35%

Intel Corp.                                      3,000,000        51,900,000
----------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                           2,266,000        17,720,120
----------------------------------------------------------------------------
Texas Instruments Inc.                           1,160,000        18,397,600
----------------------------------------------------------------------------
Xilinx, Inc.(a)                                  1,500,000        28,485,000
============================================================================
                                                                 116,502,720
============================================================================

Soft Drinks-1.50%

Coca-Cola Co. (The)                              1,120,000        52,057,600
============================================================================

Specialty Chemicals-1.01%

Rohm & Haas Co.                                  1,050,000        34,933,500
============================================================================

Systems Software-5.70%

Computer Associates International, Inc.          5,360,000        79,649,600
----------------------------------------------------------------------------
Microsoft Corp.(a)                               1,640,000        87,690,800
----------------------------------------------------------------------------
Oracle Corp.(a)                                  3,000,000        30,570,000
============================================================================
                                                                 197,910,400
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $3,380,933,906)                          3,091,978,097
============================================================================

                                                PRINCIPAL
                                                 AMOUNT
CONVERTIBLE DEBENTURES-0.09%

Computer Hardware-0.09%

Candescent Technologies Corp., Sr. Conv.
  Unsec. Gtd. Sub. Deb.,
  8.00%, 05/01/03 (Acquired
  04/17/98-04/19/01; Cost
  $47,529,750)(b)(c)(d)                        $42,800,000         3,217,100
============================================================================
    Total Convertible Debentures (Cost
      $49,098,968)                                                 3,217,100
============================================================================

----------------------------------------------------------------------------
                                                PRINCIPAL         MARKET
                                                 AMOUNT           VALUE

MONEY MARKET FUNDS-9.55%

STIC Liquid Assets Portfolio(e)                165,830,838    $  165,830,838
----------------------------------------------------------------------------
STIC Prime Portfolio(e)                        165,830,838       165,830,838
============================================================================
    Total Money Market Funds (Cost
      $331,661,676)                                              331,661,676
============================================================================
TOTAL INVESTMENTS-98.66% (Cost
  $3,761,694,550)                                              3,426,856,873
============================================================================
OTHER ASSETS LESS LIABILITIES-1.34%                               46,543,813
============================================================================
NET ASSETS-100.00%                                            $3,473,400,686
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
Gtd.    - Guaranteed
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $3,217,100, which represented 0.09% of the Fund's net assets. The Fund has no rights to demand registration of these securities.
(c) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $3,761,694,550)*                             $3,426,856,873
-------------------------------------------------------------
Receivables for:
  Investments sold                                 54,192,843
-------------------------------------------------------------
  Fund shares sold                                  1,191,488
-------------------------------------------------------------
  Dividends                                         4,035,682
-------------------------------------------------------------
Investment for deferred compensation plan             116,150
-------------------------------------------------------------
Collateral for securities loaned                   18,062,100
-------------------------------------------------------------
Other assets                                           63,991
=============================================================
    Total assets                                3,504,519,127
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            9,109,903
-------------------------------------------------------------
  Deferred compensation plan                          116,150
-------------------------------------------------------------
  Collateral upon return of securities
    loaned                                         18,062,100
-------------------------------------------------------------
Accrued distribution fees                           2,369,539
-------------------------------------------------------------
Accrued trustees' fees                                  2,478
-------------------------------------------------------------
Accrued transfer agent fees                         1,154,915
-------------------------------------------------------------
Accrued operating expenses                            303,356
=============================================================
    Total liabilities                              31,118,441
=============================================================
Net assets applicable to shares outstanding    $3,473,400,686
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,096,865,957
_____________________________________________________________
=============================================================
Class B                                        $1,204,617,059
_____________________________________________________________
=============================================================
Class C                                        $  170,444,220
_____________________________________________________________
=============================================================
Class R                                        $       16,387
_____________________________________________________________
=============================================================
Institutional Class                            $    1,457,063
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           219,052,553
_____________________________________________________________
=============================================================
Class B                                           130,317,602
_____________________________________________________________
=============================================================
Class C                                            18,386,548
_____________________________________________________________
=============================================================
Class R                                                 1,714
_____________________________________________________________
=============================================================
Institutional Class                                   148,611
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $         9.57
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.57 divided
      by 94.50%)                               $        10.13
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $         9.24
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $         9.27
_____________________________________________________________
=============================================================
Class R:
  Net asset value and offering price per
    share                                      $         9.56
_____________________________________________________________
=============================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $         9.80
_____________________________________________________________
=============================================================

* At October 31, 2002, securities with an aggregate market value of $18,300,061 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $88,345)                                      $  54,348,250
-------------------------------------------------------------
Dividends from affiliated money market funds        6,593,048
-------------------------------------------------------------
Interest                                              107,071
-------------------------------------------------------------
Security lending income                               165,508
=============================================================
    Total investment income                        61,213,877
_____________________________________________________________
=============================================================

EXPENSES:

Advisory fees                                      29,583,893
-------------------------------------------------------------
Administrative services fees                          468,551
-------------------------------------------------------------
Custodian fees                                        285,376
-------------------------------------------------------------
Distribution fees -- Class A                        8,613,574
-------------------------------------------------------------
Distribution fees -- Class B                       15,924,539
-------------------------------------------------------------
Distribution fees -- Class C                        2,261,077
-------------------------------------------------------------
Distribution fees -- Class R                               23
-------------------------------------------------------------
Transfer agent fees                                11,653,652
-------------------------------------------------------------
Transfer agent fees -- Institutional Class              2,686
-------------------------------------------------------------
Trustees' fees                                         32,769
-------------------------------------------------------------
Other                                               1,020,807
=============================================================
    Total expenses                                 69,846,947
=============================================================
Less: Fees waived and expenses reimbursed             (58,911)
-------------------------------------------------------------
   Expenses paid indirectly                           (69,299)
=============================================================
   Net expenses                                    69,718,737
=============================================================
Net investment income (loss)                       (8,504,860)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           304,600,971
-------------------------------------------------------------
  Foreign currencies                                  (17,130)
=============================================================
                                                  304,583,841
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (628,244,716)
-------------------------------------------------------------
  Foreign currencies                                   33,301
=============================================================
                                                 (628,211,415)
=============================================================
Net gain (loss) from investment securities
  and foreign currencies                         (323,627,574)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(332,132,434)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                      2002              2001
--------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                  $    (8,504,860)   $   (35,217,915)
--------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                         304,583,841     (1,051,836,206)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                   (628,211,415)    (2,495,895,336)
==================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                    (332,132,434)    (3,582,949,457)
==================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                    --       (282,256,150)
--------------------------------------------------------------------------------------------------
  Class B                                                                    --       (155,149,624)
--------------------------------------------------------------------------------------------------
  Class C                                                                    --        (21,295,588)
--------------------------------------------------------------------------------------------------
  Institutional Class                                                        --           (157,658)
--------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          (870,998,051)      (161,661,243)
--------------------------------------------------------------------------------------------------
  Class B                                                          (391,079,522)        (2,882,485)
--------------------------------------------------------------------------------------------------
  Class C                                                           (61,301,813)        28,949,621
--------------------------------------------------------------------------------------------------
  Class R                                                                17,606                 --
--------------------------------------------------------------------------------------------------
  Institutional Class                                                   (60,090)          (227,735)
==================================================================================================
    Net increase (decrease) in net assets                        (1,655,554,304)    (4,177,630,319)
==================================================================================================

NET ASSETS:

  Beginning of year                                               5,128,954,990      9,306,585,309
==================================================================================================
  End of year                                                   $ 3,473,400,686    $ 5,128,954,990
__________________________________________________________________________________________________
==================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $ 4,585,710,984    $ 5,916,415,607
--------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (2,131,563)          (892,327)
--------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts            (775,341,125)    (1,078,954,767)
--------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                              (334,837,610)       292,386,477
==================================================================================================
                                                                $ 3,473,400,686    $ 5,128,954,990
__________________________________________________________________________________________________
==================================================================================================

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $987,328 reduction in the cost of securities and a corresponding $987,328 increase in net unrealized gains and losses, based on securities held by the Fund on November 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $154,475 and to increase net realized gains and losses by $154,475. As a result the net investment income per share, the net realized and unrealized gains and losses per share, and the ratio of net investment income to average net assets were unchanged.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $58,255. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $468,551 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $6,433,443 for such services. For the year ended October 31, 2002, AFS reimbursed fees of $656 on the Institutional Class.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $8,613,574, $15,924,539, $2,261,077 and $23, respectively.

  AIM Distributors retained commissions of $387,132 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $36,917, $2,641, $29,800 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $17,145 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $69,012 and reductions in custodian fees of $287 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $69,299.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S.

Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $18,300,061 were on loan to brokers. The loans were secured by cash collateral of $18,062,100 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $165,508 for securities lending.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002          2001
---------------------------------------------------------------
Distributions paid from long-term
  capital gain                         $     --    $458,859,020
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments              $ (340,653,684)
-----------------------------------------------------------
Temporary book/tax differences                     (325,492)
-----------------------------------------------------------
Capital loss carryforward                      (771,331,122)
-----------------------------------------------------------
Shares of beneficial interest                 4,585,710,984
===========================================================
Total Net Assets                             $3,473,400,686
___________________________________________________________
===========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the treatment of defaulted bonds. Amount includes appreciation on foreign currency of $66.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the results of the deferral of Trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                      CAPITAL LOSS
   EXPIRATION         CARRYFORWARD
   -------------------------------
   October 31, 2009   $771,331,122
   _______________________________
   ===============================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $4,385,524,178 and $6,035,095,988, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 204,500,096
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (545,153,846)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(340,653,750)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $3,767,510,623.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, bond premium amortization, net operating loss and other items, on October 31, 2002, undistributed net investment income was increased by $8,252,952, undistributed net realized gains decreased by $970,199 and shares of beneficial interest decreased by $7,282,753. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                           2002                              2001
                                                              -------------------------------    ----------------------------
                                                                 SHARES           AMOUNT           SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
 Class A                                                        16,910,821*   $   182,696,524*    37,578,186    $ 517,083,181
-----------------------------------------------------------------------------------------------------------------------------
 Class B                                                         9,302,039         97,387,968     24,357,854      333,276,040
-----------------------------------------------------------------------------------------------------------------------------
 Class C                                                         2,633,061         27,700,439      7,575,697      105,353,193
-----------------------------------------------------------------------------------------------------------------------------
 Class R**                                                           1,719             17,663             --               --
-----------------------------------------------------------------------------------------------------------------------------
 Institutional Class                                                45,275            481,439         21,223          287,988
=============================================================================================================================
Issued as reinvestment of dividends:
 Class A                                                                --                 --     17,611,530      266,615,003
-----------------------------------------------------------------------------------------------------------------------------
 Class B                                                                --                 --      9,886,847      146,422,053
-----------------------------------------------------------------------------------------------------------------------------
 Class C                                                                --                 --      1,369,533       20,351,280
-----------------------------------------------------------------------------------------------------------------------------
 Institutional Class                                                    --                 --          8,709          133,843
=============================================================================================================================
Reacquired:
 Class A                                                       (99,779,666)    (1,053,694,575)   (74,345,004)    (945,359,427)
-----------------------------------------------------------------------------------------------------------------------------
 Class B                                                       (47,954,479)*     (488,467,490)*  (39,590,160)    (482,580,578)
-----------------------------------------------------------------------------------------------------------------------------
 Class C                                                        (8,599,959)       (89,002,252)    (7,831,344)     (96,754,852)
-----------------------------------------------------------------------------------------------------------------------------
 Class R**                                                              (5)               (57)            --               --
-----------------------------------------------------------------------------------------------------------------------------
 Institutional Class                                               (51,011)          (541,529)       (52,054)        (649,566)
=============================================================================================================================
                                                              (127,492,205)   $(1,323,421,870)   (23,408,983)   $(135,821,842)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

 * Includes automatic conversion of 739,880 shares of Class B shares in the amount of $7,724,451 to 717,246 shares of Class A shares in the amount of $7,724,451.

** Class R shares commenced sales on June 3, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                      ---------------------------------------------------------------------------
                                                         2002                2001          2000             1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $    10.46          $    18.07    $    17.16       $    13.32    $    13.41
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                               0.01(a)            (0.03)        (0.04)(b)         0.02          0.12
---------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                         (0.90)              (6.70)         2.30             4.39          1.23
=================================================================================================================================
   Total from investment operations                        (0.89)              (6.73)         2.26             4.41          1.35
=================================================================================================================================
Less distributions:
 Dividends from net investment income                         --                  --            --            (0.03)        (0.10)
---------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                        --               (0.88)        (1.35)           (0.54)        (1.34)
=================================================================================================================================
   Total distributions                                        --               (0.88)        (1.35)           (0.57)        (1.44)
=================================================================================================================================
Net asset value, end of period                        $     9.57          $    10.46    $    18.07       $    17.16    $    13.32
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            (8.51)%            (38.75)%       13.60%           34.05%        11.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $2,096,866          $3,159,304    $5,801,869       $4,948,666    $3,706,938
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
 With fee waivers                                           1.22%(d)            1.16%         1.06%            1.05%         1.08%
---------------------------------------------------------------------------------------------------------------------------------
 Without fee waivers                                        1.22%(d)            1.17%         1.08%            1.07%         1.10%
=================================================================================================================================
Ratio of net investment income (loss) to average
 net assets                                                 0.09%(a)(d)        (0.24)%       (0.20)%           0.11%         0.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      103%                 78%           80%             107%          154%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(d)  Ratios are based on average daily net assets of $2,871,191,238.

                                                                                       CLASS B
                                                     ----------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------------------
                                                        2002              2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $    10.18        $    17.72      $    16.97      $    13.24      $    13.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.08)(a)         (0.13)          (0.17)(b)       (0.10)           0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       (0.86)            (6.53)           2.27            4.37            1.22
=================================================================================================================================
    Total from investment operations                      (0.94)            (6.66)           2.10            4.27            1.24
=================================================================================================================================
Less distributions:
  Dividends from net investment income                       --                --              --              --           (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --             (0.88)          (1.35)          (0.54)          (1.34)
=================================================================================================================================
    Total distributions                                      --             (0.88)          (1.35)          (0.54)          (1.37)
=================================================================================================================================
Net asset value, end of period                       $     9.24        $    10.18      $    17.72      $    16.97      $    13.24
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           (9.23)%          (39.14)%         12.76%          33.06%          10.33%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $1,204,617        $1,719,470      $3,088,611      $2,206,752      $1,408,687
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                         1.92%(d)          1.86%           1.80%           1.80%           1.84%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                      1.92%(d)          1.87%           1.82%           1.82%           1.86%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                              (0.61)%(a)(d)     (0.94)%         (0.94)%         (0.64)%          0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     103%               78%             80%            107%            154%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $1,592,453,859.

                                                                                            CLASS C
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                2002              2001          2000          1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.21          $  17.77      $  17.01      $  13.27      $ 13.39
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)         (0.13)        (0.17)(b)     (0.09)        0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.86)            (6.55)         2.28          4.37         1.23
=================================================================================================================================
    Total from investment operations                             (0.94)            (6.68)         2.11          4.28         1.25
=================================================================================================================================
Less distributions:
  Dividends from net investment income                              --                --            --            --        (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             (0.88)        (1.35)        (0.54)       (1.34)
=================================================================================================================================
    Total distributions                                             --             (0.88)        (1.35)        (0.54)       (1.37)
=================================================================================================================================
Net asset value, end of period                                $   9.27          $  10.21      $  17.77      $  17.01      $ 13.27
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  (9.21)%          (39.14)%       12.78%        33.06%       10.39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $170,444          $248,533      $412,872      $138,467      $37,846
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.92%(d)          1.86%         1.80%         1.80%        1.84%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.92%(d)          1.87%         1.82%         1.82%        1.86%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.61)%(a)(d)     (0.94)%       (0.94)%       (0.64)%       0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                            103%               78%           80%          107%         154%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $226,107,746.

                                                                     CLASS R
                                                                  -------------
                                                                  JUNE 3, 2002
                                                                   (DATE SALES
                                                                  COMMENCED) TO
                                                                   OCTOBER 31,
                                                                      2002
-------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 10.94
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                   --(a)
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (1.38)
===============================================================================
    Total from investment operations                                   (1.38)
===============================================================================
Net asset value, end of period                                       $  9.56
_______________________________________________________________________________
===============================================================================
Total return(b)                                                       (12.61)%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $    16
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                      1.42%(c)
-------------------------------------------------------------------------------
  Without fee waivers                                                   1.42%(c)
===============================================================================
Ratio of net investment income (loss) to average net assets            (0.11)%(a)(c)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                                                  103%
_______________________________________________________________________________
===============================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $11,405.

                                                                                  INSTITUTIONAL CLASS
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31
                                                              ------------------------------------------------------------
                                                               2002           2001         2000        1999         1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.67         $ 18.33      $17.33      $ 13.42      $ 13.48
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.06(a)         0.04        0.52         0.09         0.18
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.93)          (6.82)       1.83         4.43         1.24
==========================================================================================================================
    Total from investment operations                           (0.87)          (6.78)       2.35         4.52         1.42
==========================================================================================================================
Less distributions:
  Dividends from net investment income                            --              --          --        (0.07)       (0.14)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --           (0.88)      (1.35)       (0.54)       (1.34)
==========================================================================================================================
    Total distributions                                           --           (0.88)      (1.35)       (0.61)       (1.48)
==========================================================================================================================
Net asset value, end of period                                $ 9.80         $ 10.67      $18.33      $ 17.33      $ 13.42
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                (8.15)%        (38.46)%     14.02%       34.61%       11.69%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,457         $ 1,648      $3,234      $66,801      $43,815
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursement                    0.79%(c)        0.68%       0.66%        0.65%        0.66%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursement                 0.83%(c)        0.69%       0.68%        0.67%        0.67%
==========================================================================================================================
Ratio of net investment income to average net assets            0.52%(a)(c)     0.25%       0.20%        0.51%        1.37%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                          103%             78%         80%         107%         154%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to November 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with generally accepted accounting principles.
(c)  Ratios are based on average daily net assets of $1,665,295.

Report of Independent Auditors

To the Shareholders of AIM Constellation Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Constellation Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002


                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.29%

Advertising-1.32%

Lamar Advertising Co.(a)                         3,000,000    $  101,820,000
============================================================================

Aerospace & Defense-4.22%

L-3 Communications Holdings, Inc.(a)             1,820,000        85,540,000
----------------------------------------------------------------------------
Lockheed Martin Corp.                            3,000,000       173,700,000
----------------------------------------------------------------------------
Northrop Grumman Corp.                             643,500        66,364,155
============================================================================
                                                                 325,604,155
============================================================================

Airlines-0.57%

Southwest Airlines Co.                           3,000,000        43,800,000
============================================================================

Apparel Retail-1.78%

Gap, Inc. (The)                                    658,700         7,752,899
----------------------------------------------------------------------------
Limited Brands                                   3,000,000        47,010,000
----------------------------------------------------------------------------
Ross Stores, Inc.                                  500,000        20,925,000
----------------------------------------------------------------------------
TJX Cos., Inc. (The)                             3,000,000        61,560,000
============================================================================
                                                                 137,247,899
============================================================================

Application Software-2.89%

Electronic Arts Inc.(a)                          1,100,000        71,632,000
----------------------------------------------------------------------------
Intuit Inc.(a)                                   2,500,000       129,800,000
----------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       803,700        21,193,569
============================================================================
                                                                 222,625,569
============================================================================

Banks-3.44%

Bank of America Corp.                            1,250,000        87,250,000
----------------------------------------------------------------------------
Fifth Third Bancorp                              1,280,000        81,280,000
----------------------------------------------------------------------------
Washington Mutual, Inc.                          2,000,000        71,520,000
----------------------------------------------------------------------------
Wells Fargo & Co.                                  500,000        25,235,000
============================================================================
                                                                 265,285,000
============================================================================

Biotechnology-2.93%

Amgen Inc.(a)                                    2,352,600       109,537,056
----------------------------------------------------------------------------
Cephalon, Inc.(a)                                  871,700        43,794,208
----------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                    1,585,900        72,983,118
============================================================================
                                                                 226,314,382
============================================================================

Broadcasting & Cable TV-1.19%

Clear Channel Communications, Inc.(a)            1,000,000        37,050,000
----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                     750,000        16,125,000
----------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)         1,500,000        38,865,000
============================================================================
                                                                  92,040,000
============================================================================

Casinos & Gambling-0.58%

MGM Mirage Inc.(a)                               1,436,100        44,662,710
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

Computer & Electronics Retail-1.33%

CDW Computer Centers, Inc.(a)                    1,929,000    $  102,275,580
============================================================================

Computer Hardware-1.48%

Dell Computer Corp.(a)                           4,000,000       114,440,000
============================================================================

Construction, Farm Machinery & Heavy
  Trucks-0.75%

Deere & Co.                                      1,250,000        57,987,500
============================================================================

Consumer Finance-0.72%

MBNA Corp.                                       2,714,500        55,131,495
============================================================================

Data Processing Services-3.27%

Concord EFS, Inc.(a)                             1,500,000        21,420,000
----------------------------------------------------------------------------
Fiserv, Inc.(a)                                  6,000,000       187,440,000
----------------------------------------------------------------------------
Paychex, Inc.                                    1,500,000        43,230,000
============================================================================
                                                                 252,090,000
============================================================================

Department Stores-0.57%

Kohl's Corp.(a)                                    756,500        44,217,425
============================================================================

Diversified Chemicals-0.36%

Eastman Chemical Co.                               764,900        27,796,466
============================================================================

Diversified Financial Services-5.84%

Citigroup Inc.                                   1,200,000        44,340,000
----------------------------------------------------------------------------
Fannie Mae                                         500,000        33,430,000
----------------------------------------------------------------------------
Freddie Mac                                        750,000        46,185,000
----------------------------------------------------------------------------
Goldman Sachs Group, Inc.                          750,000        53,700,000
----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        1,505,400        57,129,930
----------------------------------------------------------------------------
Moody's Corp.                                    1,856,000        87,417,600
----------------------------------------------------------------------------
Morgan Stanley                                   1,443,300        56,173,236
----------------------------------------------------------------------------
SLM Corp.                                          701,000        72,020,740
============================================================================
                                                                 450,396,506
============================================================================

Drug Retail-0.88%

Walgreen Co.                                     2,000,000        67,500,000
============================================================================

Electronic Equipment & Instruments-0.91%

Molex Inc.                                       1,500,000        39,615,000
----------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                  3,000,000        30,900,000
============================================================================
                                                                  70,515,000
============================================================================

Employment Services-0.29%

Robert Half International Inc.(a)                1,353,700        22,606,790
============================================================================

Food Distributors-0.51%

Sysco Corp.                                      1,250,000        39,600,000
============================================================================


                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

General Merchandise Stores-2.09%

Family Dollar Stores, Inc.                       1,750,000    $   53,882,500
----------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            2,000,000       107,100,000
============================================================================
                                                                 160,982,500
============================================================================

Health Care Distributors & Services-1.54%

AdvancePCS(a)                                      908,200        22,795,820
----------------------------------------------------------------------------
Cardinal Health, Inc.                            1,385,200        95,869,692
============================================================================
                                                                 118,665,512
============================================================================

Health Care Equipment-3.27%

Biomet, Inc.                                     3,770,675       111,084,085
----------------------------------------------------------------------------
Medtronic, Inc.                                  2,500,000       112,000,000
----------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          819,000        29,164,590
============================================================================
                                                                 252,248,675
============================================================================

Health Care Facilities-2.15%

HCA Inc.                                         1,353,200        58,850,668
----------------------------------------------------------------------------
Health Management Associates, Inc.-Class A       3,115,700        59,572,184
----------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                        1,636,500        47,049,375
============================================================================
                                                                 165,472,227
============================================================================

Home Improvement Retail-1.22%

Lowe's Cos., Inc.                                2,250,000        93,892,500
============================================================================

Homebuilding-1.88%

Centex Corp.                                       600,000        27,288,000
----------------------------------------------------------------------------
D.R. Horton, Inc.                                1,200,000        23,124,000
----------------------------------------------------------------------------
Lennar Corp.                                       600,000        33,102,000
----------------------------------------------------------------------------
NVR, Inc.(a)                                       100,000        33,900,000
----------------------------------------------------------------------------
Pulte Homes, Inc.                                  600,000        27,552,000
============================================================================
                                                                 144,966,000
============================================================================

Household Products-1.26%

Procter & Gamble Co. (The)                       1,100,000        97,295,000
============================================================================

Housewares & Specialties-0.76%

Newell Rubbermaid Inc.                           1,800,000        58,356,000
============================================================================

Industrial Conglomerates-0.66%

3M Co.                                             400,000        50,776,000
============================================================================

Industrial Machinery-0.75%

Danaher Corp.                                      500,000        28,925,000
----------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)               750,000        29,250,000
============================================================================
                                                                  58,175,000
============================================================================

Integrated Oil & Gas-0.40%

Exxon Mobil Corp.                                  920,500        30,984,030
============================================================================

Internet Retail-0.41%

eBay Inc.(a)                                       500,000        31,630,000
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

IT Consulting & Services-0.92%

Affiliated Computer Services, Inc.-Class A(a)      439,000    $   20,215,950
----------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     2,298,500        50,957,745
============================================================================
                                                                  71,173,695
============================================================================

Life & Health Insurance-0.38%

AFLAC Inc.                                         950,000        28,918,000
============================================================================

Managed Health Care-3.69%

Caremark Rx, Inc.(a)                             5,000,000        88,500,000
----------------------------------------------------------------------------
UnitedHealth Group Inc.                            850,000        77,307,500
----------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                1,583,600       119,102,556
============================================================================
                                                                 284,910,056
============================================================================

Motorcycle Manufacturers-1.19%

Harley-Davidson, Inc.                            1,750,000        91,525,000
============================================================================

Multi-Line Insurance-1.98%

American International Group, Inc.               2,440,800       152,672,040
============================================================================

Networking Equipment-1.16%

Cisco Systems, Inc.(a)                           8,000,000        89,440,000
============================================================================

Oil & Gas Drilling-1.23%

Nabors Industries, Ltd. (Bermuda)(a)             1,000,000        34,970,000
----------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                  1,000,000        32,320,000
----------------------------------------------------------------------------
Transocean Inc.                                  1,250,000        27,475,000
============================================================================
                                                                  94,765,000
============================================================================

Oil & Gas Equipment & Services-0.75%

Smith International, Inc.(a)                       900,000        28,134,000
----------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        750,000        30,030,000
============================================================================
                                                                  58,164,000
============================================================================

Oil & Gas Exploration & Production-0.35%

Apache Corp.                                       500,000        27,030,000
============================================================================

Packaged Foods & Meats-0.18%

Unilever PLC (United Kingdom)(a)                 1,405,150        13,887,950
============================================================================

Personal Products-0.48%

Gillette Co. (The)                               1,250,000        37,350,000
============================================================================

Pharmaceuticals-6.91%

Forest Laboratories, Inc.(a)(b)                  1,309,300       128,298,307
----------------------------------------------------------------------------
Johnson & Johnson                                  714,300        41,965,125
----------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)(c)       2,000,000        91,800,000
----------------------------------------------------------------------------
Pfizer Inc.                                      5,789,800       183,941,946
----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       1,122,400        86,907,432
============================================================================
                                                                 532,912,810
============================================================================


                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

Property & Casualty Insurance-0.24%

XL Capital Ltd.-Class A (Bermuda)                  238,000    $   18,123,700
============================================================================

Publishing-0.49%

Gannett Co., Inc.                                  500,000        37,965,000
============================================================================

Restaurants-2.75%

Brinker International, Inc.(a)                   2,710,600        76,953,934
----------------------------------------------------------------------------
Darden Restaurants, Inc.                         1,625,800        30,857,684
----------------------------------------------------------------------------
Outback Steakhouse, Inc.                         1,707,400        58,136,970
----------------------------------------------------------------------------
Wendy's International, Inc.                        750,000        23,760,000
----------------------------------------------------------------------------
Yum! Brands, Inc.(a)                             1,000,000        22,530,000
============================================================================
                                                                 212,238,588
============================================================================

Semiconductor Equipment-4.97%

Applied Materials, Inc.(a)                       8,500,000       127,755,000
----------------------------------------------------------------------------
KLA-Tencor Corp.(a)                              1,739,400        61,974,822
----------------------------------------------------------------------------
Lam Research Corp.(a)                            4,000,000        50,360,000
----------------------------------------------------------------------------
Novellus Systems, Inc.(a)                        3,000,000        94,800,000
----------------------------------------------------------------------------
Teradyne, Inc.(a)                                4,000,000        48,440,000
============================================================================
                                                                 383,329,822
============================================================================

Semiconductors-8.40%

Altera Corp.(a)                                  5,000,000        58,600,000
----------------------------------------------------------------------------
Analog Devices, Inc.(a)                          4,658,000       124,834,400
----------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)            2,694,900        26,617,527
----------------------------------------------------------------------------
Intel Corp.                                      4,000,000        69,200,000
----------------------------------------------------------------------------
Linear Technology Corp.                          3,000,000        82,920,000
----------------------------------------------------------------------------
Maxim Integrated Products, Inc.                  2,000,000        63,680,000
----------------------------------------------------------------------------
Microchip Technology Inc.                        6,000,052       146,401,269
----------------------------------------------------------------------------
Micron Technology, Inc.(a)                       3,000,000        48,000,000
----------------------------------------------------------------------------
Texas Instruments Inc.                           1,745,500        27,683,630
============================================================================
                                                                 647,936,826
============================================================================

                                                                  MARKET
                                                 SHARES           VALUE
----------------------------------------------------------------------------

Soft Drinks-1.08%

Coca-Cola Co. (The)                              1,800,000    $   83,664,000
============================================================================

Specialty Stores-3.53%

AutoZone, Inc.(a)                                  707,500        60,682,275
----------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                        2,600,000        92,196,000
----------------------------------------------------------------------------
CarMax, Inc.(a)                                  1,000,000        16,390,000
----------------------------------------------------------------------------
Office Depot, Inc.(a)                            2,000,000        28,780,000
----------------------------------------------------------------------------
Staples, Inc.(a)                                 4,786,900        74,196,950
============================================================================
                                                                 272,245,225
============================================================================

Systems Software-3.47%

Microsoft Corp.(a)                               5,000,000       267,350,000
============================================================================

Tobacco-0.48%

Philip Morris Cos. Inc.                            900,000        36,675,000
============================================================================

Wireless Telecommunication Services-0.44%

Nextel Communications, Inc.-Class A(a)           3,000,000        33,840,000
============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $7,420,902,017)                          7,503,516,633
============================================================================

MONEY MARKET FUNDS-3.21%

STIC Liquid Assets Portfolio(d)                123,937,638       123,937,638
----------------------------------------------------------------------------
STIC Prime Portfolio(d)                        123,937,638       123,937,638
============================================================================
    Total Money Market Funds (Cost
      $247,875,276)                                              247,875,276
============================================================================
TOTAL INVESTMENTS-100.50% (Cost
  $7,668,777,293)                                              7,751,391,909
============================================================================
OTHER ASSETS LESS LIABILITIES-(0.50%)                            (38,679,071)
============================================================================
NET ASSETS-100.00%                                            $7,712,712,838
____________________________________________________________________________
============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) The investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/02 represented 1.19% of the Fund's net assets. The following is a summary of the transactions with affiliates for the year ended October 31, 2002.

                                   MARKET                                      CHANGE IN        MARKET
                                   VALUE        PURCHASES        SALES        UNREALIZED        VALUE       DIVIDEND     REALIZED
                                 10/31/2001      AT COST        AT COST      APPR./(DEPR.)    10/31/2002     INCOME    GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------  ------------
Lamar Advertising Co..........  $141,300,000   $       --    $ (71,607,551)  $(69,692,449)   $        --   $       --  $(15,840,701)
Medicis Pharmaceutical
  Corp.-Class A..-............  115,380,000            --               --    (23,580,000)    91,800,000   $       --            --
-----------------------------------------------------------------------------------------------------------------------------------
                                $256,680,000                                                 $91,800,000   $       --  $(15,840,701)
-----------------------------------------------------------------------------------------------------------------------------------

(d) The money market fund and the Fund are affiliated by having the same investment advisor.
See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2002

ASSETS:

Investments, at market value (cost $7,668,777,293)*    $7,751,391,909
---------------------------------------------------------------------
Receivables for:
  Investments sold                                         74,463,938
---------------------------------------------------------------------
  Fund shares sold                                          4,847,030
---------------------------------------------------------------------
  Dividends                                                 2,968,987
---------------------------------------------------------------------
Investment for deferred compensation plan                     240,854
---------------------------------------------------------------------
Collateral for securities loaned                          165,293,972
---------------------------------------------------------------------
Other assets                                                   96,627
=====================================================================
     Total assets                                       7,999,303,317
_____________________________________________________________________
=====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                    92,727,322
---------------------------------------------------------------------
  Fund shares reacquired                                   17,298,062
---------------------------------------------------------------------
  Options written (premiums received $398,595)                275,303
---------------------------------------------------------------------
  Deferred compensation plan                                  240,854
---------------------------------------------------------------------
  Collateral upon return of securities loaned             165,293,972
---------------------------------------------------------------------
Accrued distribution fees                                   4,085,668
---------------------------------------------------------------------
Accrued trustees' fees                                          4,118
---------------------------------------------------------------------
Accrued transfer agent fees                                 5,381,201
---------------------------------------------------------------------
Accrued operating expenses                                  1,283,979
=====================================================================
     Total liabilities                                    286,590,479
=====================================================================
Net assets applicable to shares outstanding            $7,712,712,838
_____________________________________________________________________
=====================================================================


NET ASSETS:

Class A                                                $6,780,054,557
_____________________________________________________________________
=====================================================================
Class B                                                $  625,293,580
_____________________________________________________________________
=====================================================================
Class C                                                $  184,393,109
_____________________________________________________________________
=====================================================================
Class R                                                $      225,741
_____________________________________________________________________
=====================================================================
Institutional Class                                    $  122,745,851
_____________________________________________________________________
=====================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                   394,113,108
_____________________________________________________________________
=====================================================================
Class B                                                    38,221,650
_____________________________________________________________________
=====================================================================
Class C                                                    11,274,294
_____________________________________________________________________
=====================================================================
Class R                                                        13,078
_____________________________________________________________________
=====================================================================
Institutional Class                                         6,669,472
_____________________________________________________________________
=====================================================================
Class A:
  Net asset value per share                            $        17.20
---------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $17.20 divided by 94.50%)     $        18.20
_____________________________________________________________________
=====================================================================
Class B:
  Net asset value and offering price per share         $        16.36
_____________________________________________________________________
=====================================================================
Class C:
  Net asset value and offering price per share         $        16.36
_____________________________________________________________________
=====================================================================
Class R:
  Net asset value and offering price per share         $        17.26
_____________________________________________________________________
=====================================================================
Institutional Class:
  Net asset value and offering price per share         $        18.40
_____________________________________________________________________
=====================================================================



* At October 31, 2002, securities with an aggregate market value of $158,495,812 were on loan to brokers.
Statement of Operations
For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $141,553)                                           $    46,976,801
---------------------------------------------------------------------
Dividends from affiliated money market funds                5,128,250
---------------------------------------------------------------------
Interest                                                        1,921
---------------------------------------------------------------------
Security lending income                                       375,840
=====================================================================
    Total investment income                                52,482,812
=====================================================================

EXPENSES:

Advisory fees                                              63,117,935
---------------------------------------------------------------------
Administrative services fees                                  629,514
---------------------------------------------------------------------
Custodian fees                                                517,119
---------------------------------------------------------------------
Distribution fees -- Class A                               26,651,431
---------------------------------------------------------------------
Distribution fees -- Class B                                7,863,981
---------------------------------------------------------------------
Distribution fees -- Class C                                2,406,943
---------------------------------------------------------------------
Distribution fees -- Class R                                      104
---------------------------------------------------------------------
Transfer agent fees                                        30,950,844
---------------------------------------------------------------------
Transfer agent fees -- Institutional Class                    161,290
---------------------------------------------------------------------
Trustees' fees                                                 59,978
---------------------------------------------------------------------
Other                                                       2,613,142
=====================================================================
    Total expenses                                        134,972,281
=====================================================================
Less: Fees waived                                          (1,334,866)
---------------------------------------------------------------------
   Expenses paid indirectly                                  (150,045)
=====================================================================
   Net expenses                                           133,487,370
=====================================================================
Net investment income (loss)                              (81,004,558)
=====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from investment
  securities                                           (1,231,119,667)
---------------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                                   143,330,722
---------------------------------------------------------------------
  Foreign currencies                                          (17,825)
---------------------------------------------------------------------
  Option contracts written                                    123,292
=====================================================================
                                                          143,436,189
=====================================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts              (1,087,683,478)
=====================================================================
Net increase (decrease) in net assets resulting
  from operations                                     $(1,168,688,036)
_____________________________________________________________________
=====================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002               2001
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (81,004,558)   $   (76,893,890)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (1,231,119,667)    (1,225,239,040)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                     143,436,189     (7,717,578,312)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (1,168,688,036)    (9,019,711,242)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --     (3,284,079,983)
------------------------------------------------------------------------------------------------
  Class B                                                                  --       (239,710,222)
------------------------------------------------------------------------------------------------
  Class C                                                                  --        (79,328,549)
------------------------------------------------------------------------------------------------
  Institutional Class                                                      --        (47,688,484)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (1,905,685,542)     1,798,697,583
------------------------------------------------------------------------------------------------
  Class B                                                         (89,586,163)       360,350,428
------------------------------------------------------------------------------------------------
  Class C                                                         (44,303,197)       104,195,656
------------------------------------------------------------------------------------------------
  Class R                                                             204,500                 --
------------------------------------------------------------------------------------------------
  Institutional Class                                             (10,243,640)        31,147,864
================================================================================================
    Net increase (decrease) in net assets                      (3,218,302,078)   (10,376,126,949)
================================================================================================

NET ASSETS:

  Beginning of year                                            10,931,014,916     21,307,141,865
================================================================================================
  End of year                                                 $ 7,712,712,838    $10,931,014,916
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $10,096,779,185    $12,227,372,518
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (770,211)          (744,944)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (2,466,016,219)    (1,234,896,552)
------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts            82,720,083        (60,716,106)
================================================================================================
                                                              $ 7,712,712,838    $10,931,014,916
________________________________________________________________________________________________
================================================================================================

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and the Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $1,334,866. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $629,514 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $13,879,506 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $26,651,431, $7,863,981, $2,406,943 and $104, respectively.

  AIM Distributors retained commissions of $1,272,976 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $146,648, $851, $36,358 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $31,003 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $147,794 and reductions in custodian fees of $2,251 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $150,045.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $158,495,812 were on loan to brokers. The loans were secured by cash collateral of $165,293,972 received by the Fund and invested in affiliated money market funds as follows:
$140,355,489 in STIC Liquid Assets Portfolio and $24,938,483 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $375,840 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                         --      $     --
----------------------------------------------------------
Written                                1,551       398,595
==========================================================
End of year                            1,551      $398,595
__________________________________________________________
==========================================================


  Open call options written at October 31, 2002 were as follows:

                                                                  OCTOBER 31,
                       CONTRACT   STRIKE   NUMBER OF   PREMIUMS       2002        UNREALIZED
ISSUE                   MONTH     PRICE    CONTRACTS   RECEIVED   MARKET VALUE   APPRECIATION
---------------------------------------------------------------------------------------------
Forest Laboratories,
  Inc.                  Nov-02     $100      1,551     $398,595     $275,303       $123,292
_____________________________________________________________________________________________
=============================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                        2002          2001
                                       ------------------------
Distributions paid from long-term
  capital gain                         $   --    $3,650,807,238
_______________________________________________________________
===============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:


Unrealized appreciation -- investments         $    64,763,381
--------------------------------------------------------------
Temporary book/tax differences                        (770,211)
--------------------------------------------------------------
Capital loss carryforward                       (2,448,059,517)
--------------------------------------------------------------
Shares of beneficial interest                   10,096,779,185
==============================================================
                                               $ 7,712,712,838
______________________________________________________________
==============================================================


  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies and option contacts written of $105,467.

  The temporary book/tax differences are the result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                                CAPITAL LOSS
EXPIRATION                                      CARRYFORWARD
-------------------------------------------------------------
October 31, 2009                               $1,224,074,030
-------------------------------------------------------------
October 31, 2010                                1,223,985,487
=============================================================
                                               $2,448,059,517
_____________________________________________________________
=============================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $5,527,191,684 and $7,640,311,238, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:


Aggregate unrealized appreciation of
  investment securities                        $ 1,338,956,260
--------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (1,274,298,346)
==============================================================
Net unrealized appreciation of investment
  securities                                   $    64,657,914
______________________________________________________________
==============================================================
Cost of investments for tax purposes is
$7,686,733,995.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss reclassification, on October 31, 2002, undistributed net investment income was increased by $80,979,291 and shares of beneficial interest decreased by $80,979,291. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                           2002                               2001
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       49,193,225*   $   974,921,543*     69,882,787    $ 1,870,548,957
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        5,811,283        111,506,491      12,298,051        324,078,409
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        2,391,741         46,150,281       4,478,320        117,760,474
--------------------------------------------------------------------------------------------------------------------------------
  Class R**                                                         13,083            204,591              --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            6,254,346        139,801,926       1,273,391         37,026,988
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                               --                 --     107,528,397      3,125,797,826
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --       8,229,796        230,503,608
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --       2,703,433         75,693,277
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                   --                 --       1,529,945         47,137,606
================================================================================================================================
Reacquired:
  Class A                                                     (147,108,087)    (2,880,607,085)   (128,320,077)    (3,197,649,200)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (10,919,779)*     (201,092,654)*    (8,314,571)      (194,231,589)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (4,824,172)       (90,453,478)     (3,756,367)       (89,258,095)
--------------------------------------------------------------------------------------------------------------------------------
  Class R**                                                             (5)               (91)             --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (6,757,582)      (150,045,566)     (1,955,216)       (53,016,730)
================================================================================================================================
                                                              (105,945,947)   $(2,049,614,042)     65,577,889    $ 2,294,391,531
________________________________________________________________________________________________________________________________
================================================================================================================================

* Includes automatic conversion of 234,440 shares of Class B shares in the amount of $4,426,684 to 223,534 shares of Class A shares in the amount of $4,426,684.

** Class R shares commenced sales on June 3, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                           CLASS A
                                                            ---------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                               2002          2001          2000           1999           1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    19.72    $    43.50    $     34.65    $     26.37    $     29.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.15)(a)     (0.12)         (0.26)         (0.17)         (0.14)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.37)       (16.24)         12.39           9.18          (0.62)
=================================================================================================================================
    Total from investment operations                             (2.52)       (16.36)         12.13           9.01          (0.76)
=================================================================================================================================
Less distributions from net realized gains                          --         (7.42)         (3.28)         (0.73)         (2.10)
=================================================================================================================================
Net asset value, end of period                              $    17.20    $    19.72    $     43.50    $     34.65    $     26.37
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 (12.78)%      (43.10)%        36.56%         34.81%         (2.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $6,780,055    $9,703,277    $19,268,977    $14,292,905    $12,391,844
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.26%(c)      1.14%          1.08%          1.10%          1.10%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.27%(c)      1.17%          1.11%          1.12%          1.12%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         (0.74)%(c)    (0.46)%        (0.61)%        (0.50)%        (0.47)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             57%           75%            88%            62%            76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $8,883,810,424.


                                                                                             CLASS B
                                                                -----------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                                                                                                 (DATE SALES
                                                                            YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                                ----------------------------------------------   OCTOBER 31,
                                                                  2002        2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  18.89    $  42.28    $    34.00    $  26.11       $  30.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.27)(a)   (0.28)        (0.58)(a)   (0.42)         (0.37)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.26)     (15.69)        12.14        9.04          (1.46)
=================================================================================================================================
    Total from investment operations                               (2.53)     (15.97)        11.56        8.62          (1.83)
=================================================================================================================================
Less distributions from net realized gains                            --       (7.42)        (3.28)      (0.73)         (2.10)
=================================================================================================================================
Net asset value, end of period                                  $  16.36    $  18.89    $    42.28    $  34.00       $  26.11
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                   (13.39)%    (43.49)%       35.51%      33.64%         (5.86)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $625,294    $818,343    $1,315,524    $589,718       $275,676
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.96%(c)    1.86%         1.85%       1.98%          1.98%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.97%(c)    1.89%         1.88%       2.00%          2.00%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets        (1.44)%(c)  (1.17)%       (1.38)%     (1.38)%        (1.36)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                               57%         75%           88%         62%            76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charged and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $786,398,084.
(d)  Annualized.

                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                                2002        2001        2000        1999       1998
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  18.88    $  42.27    $  33.99    $  26.10    $ 29.18
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.27)(a)    (0.29)     (0.59)(a)    (0.42)    (0.37)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.25)     (15.68)      12.15        9.04      (0.61)
=====================================================================================================================
    Total from investment operations                             (2.52)     (15.97)      11.56        8.62      (0.98)
=====================================================================================================================
Less distributions from net realized gains                          --       (7.42)      (3.28)      (0.73)     (2.10)
=====================================================================================================================
Net asset value, end of period                                $  16.36    $  18.88    $  42.27    $  33.99    $ 26.10
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                 (13.35)%    (43.51)%     35.52%      33.65%     (3.12)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $184,393    $258,786    $434,544    $161,490    $76,522
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.96%(c)     1.86%      1.85%       1.98%      1.97%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.97%(c)     1.89%      1.88%       2.00%      1.99%
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.44)%(c)    (1.17)%    (1.38)%    (1.38)%    (1.35)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             57%         75%         88%         62%        76%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $240,694,256.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $ 19.82
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.07)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (2.49)
===========================================================================
    Total from investment operations                               (2.56)
===========================================================================
Net asset value, end of period                                   $ 17.26
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (12.92)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   226
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.53%(c)
---------------------------------------------------------------------------
  Without fee waivers                                               1.54%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (1.01)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               57%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $50,620.

                                                                                INSTITUTIONAL CLASS
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                2002        2001        2000        1999        1998
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.00    $  45.55    $  36.01    $  27.25    $  30.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(a)    0.01       (0.09)      (0.01)         --
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (2.54)     (17.14)      12.91        9.50       (0.65)
======================================================================================================================
    Total from investment operations                             (2.60)     (17.13)      12.82        9.49       (0.65)
======================================================================================================================
Less distributions from net realized gains                          --       (7.42)      (3.28)      (0.73)      (2.10)
======================================================================================================================
Net asset value, end of period                                $  18.40    $  21.00    $  45.55    $  36.01    $  27.25
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                 (12.38)%    (42.80)%     37.14%      35.46%      (1.85)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $122,746    $150,609    $288,097    $244,369    $189,039
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                0.80%(c)    0.65%       0.65%       0.64%       0.63%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             0.81%(c)    0.68%       0.68%       0.66%       0.65%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.28)%(c)   0.03%      (0.18)%     (0.04)%     (0.01)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             57%         75%         88%         62%         76%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles.
(c)  Ratios are based on average daily net assets of $145,946,095.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of AIM Core Strategies Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Core Strategies Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. Those financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Core Strategies Fund as of October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.

                                                  /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

October 31, 2002



                                                                                        MARKET
                                                            SHARES                       VALUE
COMMON STOCKS--97.44%

AEROSPACE & DEFENSE--2.28%

Lockheed Martin Corp.(a)                                        140                     $ 8,106
-----------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                           50                       5,156
-----------------------------------------------------------------------------------------------
Rockwell Collins, Inc.                                          220                       4,957
===============================================================================================
                                                                                         18,219
===============================================================================================

AIR FREIGHT & LOGISTICS--0.60%

FedEx Corp.                                                      90                       4,787
===============================================================================================

APPAREL RETAIL--0.92%

Abercrombie & Fitch Co.-Class A(b)                              100                       1,782
-----------------------------------------------------------------------------------------------
Gap, Inc. (The)                                                 250                       2,942
-----------------------------------------------------------------------------------------------
Limited Brands                                                  170                       2,664
===============================================================================================
                                                                                          7,388
===============================================================================================

APPAREL, ACCESSORIES & LUXURY GOODS--0.30%

Jones Apparel Group, Inc.(b)                                     70                       2,425
===============================================================================================

AUTO PARTS & EQUIPMENT--0.25%

ArvinMeritor, Inc.                                              130                       1,969
===============================================================================================

BANKS--7.29%

BancorpSouth, Inc.                                              130                       2,463
-----------------------------------------------------------------------------------------------
Bank of America Corp.                                           200                      13,960
-----------------------------------------------------------------------------------------------
Bank One Corp.                                                  200                       7,714
-----------------------------------------------------------------------------------------------
Fifth Third Bancorp                                              90                       5,715
-----------------------------------------------------------------------------------------------
Huntington Bancshares Inc.                                      460                       8,699
-----------------------------------------------------------------------------------------------
National City Corp.                                             280                       7,596
-----------------------------------------------------------------------------------------------
U.S. Bancorp.                                                   160                       3,374
-----------------------------------------------------------------------------------------------
Washington Mutual, Inc.                                         150                       5,364
-----------------------------------------------------------------------------------------------
Whitney Holding Corp.                                           100                       3,396
===============================================================================================
                                                                                         58,281
===============================================================================================

BIOTECHNOLOGY--1.29%

Amgen Inc.(b)                                                    90                       4,190
-----------------------------------------------------------------------------------------------
Gilead Sciences, Inc.(b)                                        120                       4,169
-----------------------------------------------------------------------------------------------
Invitrogen Corp.(b)                                              70                       1,947
===============================================================================================
                                                                                         10,306
===============================================================================================

BROADCASTING & CABLE TV--0.46%

Clear Channel Communications, Inc.(b)                           100                       3,705
===============================================================================================

CASINOS & GAMBLING--0.68%

Harrah's Entertainment, Inc.(b)                                 130                       5,460
===============================================================================================

COMPUTER & ELECTRONICS RETAIL--0.27%

GameStop Corp.(b)                                               120                       2,148
===============================================================================================

                                                                                        MARKET
                                                            SHARES                       VALUE
COMPUTER HARDWARE--3.48%

Dell Computer Corp.(b)                                          640                      18,310
-----------------------------------------------------------------------------------------------
International Business Machines Corp.                           120                       9,473
===============================================================================================
                                                                                         27,783
===============================================================================================

COMPUTER STORAGE & PERIPHERALS--0.24%

Network Appliance, Inc.(a)(b)                                   210                       1,884
===============================================================================================

CONSTRUCTION MATERIALS--0.30%

Lafarge North America Inc.                                       80                       2,372
===============================================================================================

CONSUMER FINANCE--1.18%

Capital One Financial Corp.                                      90                       2,742
-----------------------------------------------------------------------------------------------
MBNA Corp.                                                      330                       6,702
===============================================================================================
                                                                                          9,444
===============================================================================================

DATA PROCESSING SERVICES--0.93%

Automatic Data Processing, Inc.                                  80                       3,402
-----------------------------------------------------------------------------------------------
CheckFree Corp.(b)                                              250                       4,070
===============================================================================================
                                                                                          7,472
===============================================================================================

DEPARTMENT STORES--0.73%

Kohl's Corp.(b)                                                  40                       2,338
-----------------------------------------------------------------------------------------------
Saks Inc.(b)                                                    320                       3,472
===============================================================================================
                                                                                          5,810
===============================================================================================

DIVERSIFIED COMMERCIAL SERVICES--1.80%

Dun & Bradstreet Corp. (The)(b)                                 140                       5,117
-----------------------------------------------------------------------------------------------
Equifax Inc.                                                    200                       4,712
-----------------------------------------------------------------------------------------------
H&R Block, Inc.                                                  50                       2,219
-----------------------------------------------------------------------------------------------
Pittston Brink's Group                                          110                       2,329
===============================================================================================
                                                                                         14,377
===============================================================================================

DIVERSIFIED FINANCIAL SERVICES--6.51%

American Express Co.                                            200                       7,274
-----------------------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                                    40                       2,442
-----------------------------------------------------------------------------------------------
Citigroup Inc.                                                  420                      15,519
-----------------------------------------------------------------------------------------------
Fannie Mae                                                      235                      15,712
-----------------------------------------------------------------------------------------------
Freddie Mac(a)                                                  180                      11,084
===============================================================================================
                                                                                         52,031
===============================================================================================

DIVERSIFIED METALS & MINING--0.19%

Peabody Energy Corp.                                             60                       1,545
===============================================================================================

DRUG RETAIL--0.83%

CVS Corp.                                                       240                       6,655
===============================================================================================

ELECTRIC UTILITIES--3.72%

Entergy Corp.                                                   300                      13,227
-----------------------------------------------------------------------------------------------
Southern Co. (The)                                              555                      16,483
===============================================================================================
                                                                                         29,710
===============================================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS--1.03%

Jabil Circuit, Inc.(a)(b)                                       150                       2,314
-----------------------------------------------------------------------------------------------
Thermo Electron Corp.(b)                                        320                       5,885
===============================================================================================
                                                                                          8,199
===============================================================================================

                                                                                        MARKET
                                                            SHARES                       VALUE
FOOD DISTRIBUTORS--1.03%

Performance Food Group Co.(b)                                   110                       4,091
-----------------------------------------------------------------------------------------------
Sysco Corp.                                                     130                       4,118
===============================================================================================
                                                                                          8,209
===============================================================================================

FOOD RETAIL--0.45%

Albertson's, Inc.                                               160                       3,570
===============================================================================================

GENERAL MERCHANDISE STORES--2.34%

Costco Wholesale Corp.(b)                                       110                       3,732
-----------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                           280                      14,994
===============================================================================================
                                                                                         18,726
===============================================================================================

HEALTH CARE DISTRIBUTORS & SERVICES--0.90%

Cardinal Health, Inc.                                            30                       2,076
-----------------------------------------------------------------------------------------------
Express Scripts, Inc.(b)                                         50                       2,709
-----------------------------------------------------------------------------------------------
McKesson Corp.                                                   80                       2,385
===============================================================================================
                                                                                          7,170
===============================================================================================

HEALTH CARE EQUIPMENT--0.25%

Fisher Scientific International Inc.(b)                          70                       2,002
===============================================================================================

HEALTH CARE FACILITIES--1.14%

HCA Inc.                                                        130                       5,654
-----------------------------------------------------------------------------------------------
Tenet Healthcare Corp.(b)                                       120                       3,450
===============================================================================================
                                                                                          9,104
===============================================================================================

HOME IMPROVEMENT RETAIL--1.84%

Home Depot, Inc. (The)                                          350                      10,108
-----------------------------------------------------------------------------------------------
Lowe's Cos., Inc.                                               110                       4,590
===============================================================================================
                                                                                         14,698
===============================================================================================

HOTELS, RESORTS & CRUISE LINES--0.82%

Carnival Corp.                                                  250                       6,530
===============================================================================================

HOUSEHOLD PRODUCTS--2.89%

Clorox Co.                                                      120                       5,392
-----------------------------------------------------------------------------------------------
Procter & Gamble Co. (The)                                      200                      17,690
===============================================================================================
                                                                                         23,082
===============================================================================================

INDUSTRIAL CONGLOMERATES--3.03%

General Electric Co.                                            960                      24,240
===============================================================================================

INSURANCE BROKERS--0.63%

Platinum Underwriters Holdings Ltd. (Bermuda)(b)                200                       5,020
===============================================================================================

INTEGRATED OIL & GAS--4.76%

ChevronTexaco Corp.                                              60                       4,058
-----------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                               650                      21,879
-----------------------------------------------------------------------------------------------
Marathon Oil Corp.                                              400                       8,360
-----------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                      130                       3,709
===============================================================================================
                                                                                         38,006
===============================================================================================

INTEGRATED TELECOMMUNICATION SERVICES--3.12%

AT&T Corp.                                                      380                       4,955
-----------------------------------------------------------------------------------------------
BellSouth Corp.                                                 125                       3,269
-----------------------------------------------------------------------------------------------
SBC Communications Inc.                                         430                      11,034
-----------------------------------------------------------------------------------------------
Verizon Communications Inc.                                     150                       5,664
===============================================================================================
                                                                                         24,922
===============================================================================================

                                                                                        MARKET
                                                            SHARES                       VALUE
IT CONSULTING & SERVICES--0.30%

SunGard Data Systems Inc.(b)                                    110                       2,439
===============================================================================================

LEISURE PRODUCTS--0.30%

Mattel, Inc.                                                    130                       2,387
===============================================================================================

LIFE & HEALTH INSURANCE--2.09%

AFLAC Inc.                                                      250                       7,610
-----------------------------------------------------------------------------------------------
John Hancock Financial Services, Inc.                           110                       3,223
-----------------------------------------------------------------------------------------------
MetLife, Inc.                                                   160                       3,821
-----------------------------------------------------------------------------------------------
UnumProvident Corp.                                             100                       2,052
===============================================================================================
                                                                                         16,706
===============================================================================================

MANAGED HEALTH CARE--1.38%

Anthem, Inc.(b)                                                  40                       2,520
-----------------------------------------------------------------------------------------------
Caremark Rx, Inc.(b)                                            120                       2,124
-----------------------------------------------------------------------------------------------
UnitedHealth Group Inc.                                          70                       6,367
===============================================================================================
                                                                                         11,011
===============================================================================================

METAL & GLASS CONTAINERS--0.84%

Pactiv Corp.(b)                                                 340                       6,746
===============================================================================================

MOVIES & ENTERTAINMENT--0.37%

Fox Entertainment Group, Inc.-Class A(b)                        120                       2,929
===============================================================================================

MULTI-LINE INSURANCE--1.72%

American International Group, Inc.(a)                           220                      13,761
===============================================================================================

MULTI-UTILITIES & UNREGULATED POWER--0.22%

SCANA Corp.                                                      60                       1,751
===============================================================================================

NETWORKING EQUIPMENT--1.31%

Cisco Systems, Inc.(b)                                          940                      10,509
===============================================================================================

OFFICE ELECTRONICS--0.62%

IKON Office Solutions, Inc.                                     700                       4,956
===============================================================================================

OFFICE SERVICES & SUPPLIES--0.76%

Pitney Bowes, Inc.                                              180                       6,039
===============================================================================================

OIL & GAS DRILLING--0.30%

Transocean Inc.                                                 110                       2,418
===============================================================================================

OIL & GAS EXPLORATION & PRODUCTION--1.23%

XTO Energy, Inc.                                                410                       9,861
===============================================================================================

PACKAGED FOODS & MEATS--0.88%

ConAgra Foods, Inc.                                             290                       7,033
===============================================================================================

PHARMACEUTICALS--9.33%

Abbott Laboratories                                             120                       5,024
-----------------------------------------------------------------------------------------------
Johnson & Johnson                                               480                      28,200
-----------------------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(b)                                   120                       1,842
-----------------------------------------------------------------------------------------------
Merck & Co., Inc.                                               170                       9,221
-----------------------------------------------------------------------------------------------
Pfizer Inc.                                                     850                      27,005
-----------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(b)                                 120                       3,299
===============================================================================================
                                                                                         74,591
===============================================================================================

                                                                                        MARKET
                                                            SHARES                       VALUE
PROPERTY & CASUALTY INSURANCE--0.20%

Allstate Corp. (The)                                             40                       1,591
===============================================================================================

RAILROADS--0.74%

Union Pacific Corp.                                             100                       5,905
===============================================================================================

REAL ESTATE INVESTMENT TRUSTS--0.73%

Host Marriott Corp.(b)                                          160                       1,312
-----------------------------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                                     200                       4,522
===============================================================================================
                                                                                          5,834
===============================================================================================

RESTAURANTS--1.77%

Brinker International, Inc.(b)                                  200                       5,678
-----------------------------------------------------------------------------------------------
Darden Restaurants, Inc.                                        195                       3,701
-----------------------------------------------------------------------------------------------
McDonald's Corp.                                                 90                       1,630
-----------------------------------------------------------------------------------------------
Yum! Brands, Inc.(b)                                            140                       3,154
===============================================================================================
                                                                                         14,163
===============================================================================================

SEMICONDUCTORS--2.15%

Intel Corp.                                                     700                      12,110
-----------------------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                                 100                       3,184
-----------------------------------------------------------------------------------------------
Texas Instruments Inc.                                          120                       1,903
===============================================================================================
                                                                                         17,197
===============================================================================================

SOFT DRINKS--2.54%

Coca-Cola Co. (The)                                             220                      10,226
-----------------------------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The)                                210                       5,660
-----------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                   100                       4,410
===============================================================================================
                                                                                         20,296
===============================================================================================

SPECIALTY STORES--0.18%

Blockbuster Inc.-Class A                                         60                       1,438
===============================================================================================

SYSTEMS SOFTWARE--5.53%

Computer Associates International, Inc.                         250                       3,715
-----------------------------------------------------------------------------------------------
Microsoft Corp.(b)                                              510                      27,270
-----------------------------------------------------------------------------------------------
Oracle Corp.(b)                                                 750                       7,643
-----------------------------------------------------------------------------------------------
Symantec Corp.(b)                                               140                       5,600
===============================================================================================
                                                                                         44,228
===============================================================================================

TELECOMMUNICATIONS EQUIPMENT--1.63%

Advanced Fibre Communications, Inc.(b)                          420                       6,795
-----------------------------------------------------------------------------------------------
Motorola, Inc.                                                  300                       2,751
-----------------------------------------------------------------------------------------------
QUALCOMM Inc.(b)                                                100                       3,452
===============================================================================================
                                                                                         12,998
===============================================================================================

TOBACCO--0.51%

Philip Morris Cos. Inc.                                         100                       4,075
===============================================================================================

TRADING COMPANIES & DISTRIBUTORS--0.45%

MSC Industrial Direct Co., Inc.-Class A(b)                      280                       3,629
===============================================================================================

WIRELESS TELECOMMUNICATION SERVICES--0.88%

AT&T Wireless Services Inc.(b)                                  370                       2,542
-----------------------------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)(b)                       400                       4,512
===============================================================================================
                                                                                          7,054
===============================================================================================

Total Common Stocks (Cost $875,821)                                                     778,794
===============================================================================================

                                                                                        MARKET
                                                            SHARES                       VALUE
TOTAL INVESTMENTS--97.44%  (Cost $875,821)                                              778,794
===============================================================================================
OTHER ASSETS LESS LIABILITIES--2.56%                                                     20,432
===============================================================================================
NET ASSETS--100.00%                                                                    $799,226
_______________________________________________________________________________________________
===============================================================================================


Notes to Schedule of Investments:

(a) A portion of this security is subject to call options written. See Note 8.
(b) Non-income producing security.


See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2002



ASSETS:

Investments, at market value (cost $875,821)                                               $ 778,794
----------------------------------------------------------------------------------------------------
Cash                                                                                          26,063
----------------------------------------------------------------------------------------------------
Receivables for:
     Dividends                                                                                   975
----------------------------------------------------------------------------------------------------
     Amount due from advisor                                                                  10,270
----------------------------------------------------------------------------------------------------
Investment for deferred compensation plan                                                      1,520
----------------------------------------------------------------------------------------------------
Other assets                                                                                     879
====================================================================================================
       Total assets                                                                          818,501
____________________________________________________________________________________________________
====================================================================================================

LIABILITIES:

Payables for:
     Investments purchased                                                                     4,500
----------------------------------------------------------------------------------------------------
     Options written (premiums received $405)                                                    328
----------------------------------------------------------------------------------------------------
     Deferred compensation plan                                                                1,520
----------------------------------------------------------------------------------------------------
Accrued trustees' fees                                                                           824
----------------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                                        5
----------------------------------------------------------------------------------------------------
Accrued operating expenses                                                                    12,098
====================================================================================================
       Total liabilities                                                                      19,275
====================================================================================================
Net assets applicable to shares outstanding                                                $ 799,226
____________________________________________________________________________________________________
====================================================================================================

NET ASSETS:

Class A                                                                                    $ 319,688
____________________________________________________________________________________________________
====================================================================================================
Class B                                                                                    $ 239,769
____________________________________________________________________________________________________
====================================================================================================
Class C                                                                                    $ 239,769
____________________________________________________________________________________________________
====================================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                                                       40,001
____________________________________________________________________________________________________
====================================================================================================
Class B                                                                                       30,001
____________________________________________________________________________________________________
====================================================================================================
Class C                                                                                       30,001
____________________________________________________________________________________________________
====================================================================================================
Class A :
     Net asset value per share                                                                $ 7.99
----------------------------------------------------------------------------------------------------
     Offering price per share:
       (Net asset value of $7.99 divided by 94.50%)                                           $ 8.46
____________________________________________________________________________________________________
====================================================================================================
Class B :
     Net asset value and offering price per share                                             $ 7.99
____________________________________________________________________________________________________
====================================================================================================
Class C :
     Net asset value and offering price per share                                             $ 7.99
____________________________________________________________________________________________________
====================================================================================================


See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE PERIOD DECEMBER 31, 2001 (DATE OPERATIONS COMMENCED) TO OCTOBER 31, 2002


INVESTMENT INCOME:

Dividends                                                                                    $ 9,409
----------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                                     152
----------------------------------------------------------------------------------------------------
Interest                                                                                         181
====================================================================================================
     Total investment income                                                                   9,742
====================================================================================================

EXPENSES:

Advisory fees                                                                                  5,619
----------------------------------------------------------------------------------------------------
Administrative services fees                                                                  41,781
----------------------------------------------------------------------------------------------------
Custodian fees                                                                                 1,524
----------------------------------------------------------------------------------------------------
Distribution fees--Class A                                                                     1,049
----------------------------------------------------------------------------------------------------
Distribution fees--Class B                                                                     2,248
----------------------------------------------------------------------------------------------------
Distribution fees--Class C                                                                     2,248
----------------------------------------------------------------------------------------------------
Transfer agent fees                                                                              324
----------------------------------------------------------------------------------------------------
Trustees' fees                                                                                 7,377
----------------------------------------------------------------------------------------------------
Printing                                                                                      19,321
----------------------------------------------------------------------------------------------------
Professional fees                                                                             20,567
----------------------------------------------------------------------------------------------------
Other                                                                                          3,579
====================================================================================================
       Total expenses                                                                        105,637
====================================================================================================
Less:  Fees waived and expenses reimbursed                                                   (92,015)
----------------------------------------------------------------------------------------------------
       Expenses paid indirectly                                                                 (500)
====================================================================================================
       Net expenses                                                                           13,122
====================================================================================================
Net investment income (loss)                                                                  (3,380)
====================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
     Investment securities                                                                  (101,863)
----------------------------------------------------------------------------------------------------
     Option contracts written                                                                  1,389
====================================================================================================
                                                                                            (100,474)
====================================================================================================
Change in net unrealized appreciation (depreciation) of:
     Investment securities                                                                   (97,027)
----------------------------------------------------------------------------------------------------
     Option contracts written                                                                     77
====================================================================================================
                                                                                             (96,950)
====================================================================================================
Net gain (loss) from investment securities
      and option contracts                                                                  (197,424)
====================================================================================================
Net increase (decrease) in net assets resulting from operations                           $ (200,804)
____________________________________________________________________________________________________
====================================================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the period December 31, 2001 (Date operations commenced) to October 31, 2002


                                                                                          2002
                                                                                       ----------
OPERATIONS:

     Net investment income (loss)                                                      $   (3,380)
-------------------------------------------------------------------------------------------------
     Net realized gain (loss) from investment securities
         and option contracts                                                            (100,474)
-------------------------------------------------------------------------------------------------
     Change in net unrealized appreciation (depreciation) of investment securities
         and option contracts                                                             (96,950)
=================================================================================================
       Net increase (decrease) in net assets resulting from operations                   (200,804)
=================================================================================================
Share transactions-net:
     Class A                                                                              400,010
-------------------------------------------------------------------------------------------------
     Class B                                                                              300,010
-------------------------------------------------------------------------------------------------
     Class C                                                                              300,010
=================================================================================================
       Net increase in net assets                                                         799,226
=================================================================================================
NET ASSETS

     Beginning of period                                                                       --
=================================================================================================
     End of period                                                                     $  799,226
_________________________________________________________________________________________________
=================================================================================================

NET ASSETS CONSIST OF:

     Shares of beneficial interest                                                     $  984,957
-------------------------------------------------------------------------------------------------
     Undistributed net investment income                                                   11,693
-------------------------------------------------------------------------------------------------
     Undistributed net realized gain (loss) from investment securities
         and option contracts                                                            (100,474)
-------------------------------------------------------------------------------------------------
     Unrealized appreciation (depreciation) of investment securities
         and option contracts                                                             (96,950)
=================================================================================================
                                                                                       $  799,226
_________________________________________________________________________________________________
=================================================================================================


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

October 31, 2002

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

AIM Core Strategies Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations December 31, 2001 and consists of three different classes of shares that are not currently available for sale: Class A shares, Class B shares and Class C shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.625% of the Fund's average daily nest assets in excess of $2 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 1.75% which may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM waived fees of $5,619 and reimbursed fees of $80,851.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM was paid $41,781 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period December 31, 2001 (date operations commenced) through October 31, 2002, AFS retained $48 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. This waiver may be terminated or modified at any time. Pursuant to the master distribution agreements, for the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM Distributors waived fees of $1,049, $2,248 and $2,248 for Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the period December 31, 2001 (date operations commenced) through October 31, 2002, the Fund paid legal fees of $2,356 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 -- INDIRECT EXPENSES

For the period December 31, 2001 (date operations commenced) through October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $255 and reductions in custodian fees of $245 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $500.

NOTE 4 -- TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5 -- TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the period December 31, 2001 (date operations commenced) through October 31, 2002.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                                    $  13,740
Unrealized appreciation (depreciation) - investments               (96,950)
Temporary book/tax differences                                      (2,047)
Capital loss carryforward                                         (100,474)
Shares of beneficial interest                                      984,957
                                                                 ---------
                                                                 $ 799,226
                                                                 =========

Amount includes appreciation on option contracts written of $77.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation.

The Fund's capital loss carryforward expires as follows:

                                     CAPITAL
EXPIRATION                     LOSS CARRYFORWARD
------------------------       -----------------
October 31, 2010                   $100,474
                               =================



NOTE 6 -- INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period December 31, 2001 (date operations commenced) through October 31, 2002 was $1,340,991 and $363,251, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities                  $       33,053
------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                      (130,080)
==========================================================================================
Net unrealized appreciation (depreciation) of investment securities         $      (97,027)
__________________________________________________________________________________________
==========================================================================================
Investments have the same cost for tax and financial statement purposes.


NOTE 7 -- RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of stock issuance costs and other items, on October 31, 2002, undistributed net investment income was increased by $15,073 and shares of beneficial interest decreased by $15,073. This reclassification had no effect on the net assets of the Fund.


NOTE 8 -- CALL OPTION CONTRACTS

Transactions in call options written during the period December 31, 2001 (date operations commenced) through October 31, 2002 are summarized as follows:

                                                                   CALL OPTION CONTRACTS
                                                           -------------------------------------
                                                             NUMBER OF                PREMIUMS
                                                             CONTRACTS                RECEIVED
                                                           -------------            ------------
Beginning of year                                                     --            $         --
------------------------------------------------------------------------------------------------
Written                                                               43                   2,228
------------------------------------------------------------------------------------------------
Closed                                                               (20)                 (1,199)
------------------------------------------------------------------------------------------------
Exercised                                                             (2)                    (56)
------------------------------------------------------------------------------------------------
Expired                                                              (11)                   (568)
================================================================================================
End of year                                                           10            $        405
________________________________________________________________________________________________
================================================================================================

Open call options written at October 31, 2002 were as follows:

                                                                          OCTOBER 31,     UNREALIZED
                              CONTRACT   STRIKE  NUMBER OF    PREMIUMS       2002        APPRECIATION
ISSUE                          MONTH     PRICE   CONTRACTS    RECEIVED    MARKET VALUE  (DEPRECIATION)
-----                         --------   ------  ---------    --------    ------------  --------------
American International        Dec-02       $75           1         $78             $30             $48
Group, Inc.
------------------------------------------------------------------------------------------------------
Freddie Mac                   Dec-02        70           1          48              38              10
------------------------------------------------------------------------------------------------------
Jabil Circuit, Inc.           Dec-02        20           1          33              32               1
------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.         Dec-02        70           1          48              43               5
------------------------------------------------------------------------------------------------------
Network Appliance, Inc.       Dec-02      12.5           2         106              45              61
------------------------------------------------------------------------------------------------------
Nextel Communications,        Dec-02        15           4          92             140             (48)
Inc.-Class A
======================================================================================================
                                                        10        $405            $328             $77
______________________________________________________________________________________________________
======================================================================================================

NOTE 9 - SHARE INFORMATION

Changes in shares outstanding during the period December 31, 2001 (date operations commenced) through October 31, 2002 were as follows:

                                           OCTOBER 31,
                                              2002
                                     -----------------------
                                       SHARES       AMOUNT
                                     ----------   ----------
Sold:
  Class A*                               40,001   $  400,010
------------------------------------------------------------
  Class B*                               30,001      300,010
------------------------------------------------------------
  Class C*                               30,001      300,010
============================================================
                                        100,003   $1,000,030
____________________________________________________________
============================================================
* Currently all shares are owned by AIM.

NOTE 10 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding during the period December 31, 2001 (date operations commenced) through October 31, 2002.

                                                                                 CLASS A
                                                                         ------------------------
                                                                         DECEMBER 31, 2001 (DATE
                                                                         OPERATIONS COMMENCED) TO
                                                                                OCTOBER 31,
                                                                                   2002
                                                                         ------------------------
Net asset value, beginning of period                                              $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                                   (0.03)
-------------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized and unrealized)                (1.98)
=================================================================================================
       Total from investment operations                                            (2.01)
=================================================================================================
Net asset value, end of period                                                     $7.99
_________________________________________________________________________________________________
=================================================================================================
Total return(a)                                                                   (20.10)%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                            $320
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and expense reimbursements                                     1.82%(b)
-------------------------------------------------------------------------------------------------
    Without fee waivers and expense reimbursements                                 13.71%(b)
_________________________________________________________________________________________________
=================================================================================================
Ratio of net investment income (loss) to average net assets                        (0.45)%(b)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate                                                               42%
_________________________________________________________________________________________________
=================================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $358,625.

                                                                                 CLASS B
                                                                         ------------------------
                                                                         DECEMBER 31, 2001 (DATE
                                                                         OPERATIONS COMMENCED) TO
                                                                                OCTOBER 31,
                                                                                   2002
                                                                         ------------------------
Net asset value, beginning of period                                             $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                                  (0.03)
-------------------------------------------------------------------------------------------------
    Net losses on securities (both realized and unrealized)                       (1.98)
=================================================================================================
       Total from investment operations                                           (2.01)
=================================================================================================
Net asset value, end of period                                                    $7.99
_________________________________________________________________________________________________
=================================================================================================
Total return(a)                                                                  (20.10)%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                           $240
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and expense reimbursements                                    1.82%(b)
-------------------------------------------------------------------------------------------------
    Without fee waivers and expense reimbursements                                14.36%(b)
_________________________________________________________________________________________________
=================================================================================================
Ratio of net investment income (loss) to average net assets                       (0.45)%(b)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate                                                             42%
_________________________________________________________________________________________________
=================================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $268,971.

                                                                                 CLASS C
                                                                         ------------------------
                                                                         DECEMBER 31, 2001 (DATE
                                                                         OPERATIONS COMMENCED) TO
                                                                                OCTOBER 31,
                                                                                   2002
                                                                         ------------------------
Net asset value, beginning of period                                              $10.00
-------------------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income (loss)                                                   (0.03)
-------------------------------------------------------------------------------------------------
    Net losses on securities (both realized and unrealized)                        (1.98)
=================================================================================================
       Total from investment operations                                            (2.01)
=================================================================================================
Net asset value, end of period                                                     $7.99
_________________________________________________________________________________________________
=================================================================================================
Total return(a)                                                                   (20.10)%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                            $240
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
    With fee waivers and expense reimbursements                                     1.82%(b)
-------------------------------------------------------------------------------------------------
    Without fee waivers and expense reimbursements                                 14.36%(b)
_________________________________________________________________________________________________
=================================================================================================
Ratio of net investment income (loss) to average net assets                        (0.45)%(b)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate                                                               42%
_________________________________________________________________________________________________
=================================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $268,971.

Report of Independent Auditors

To the Shareholders of AIM Dent Demographic Trends Fund and Board of Trustees of AIM Equity Funds



We have audited the accompanying statement of assets and liabilities of AIM Dent Demographic Trends Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Dent Demographic Trends Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.13%

Advertising-1.08%

Lamar Advertising Co.(a)                          160,000    $  5,430,400
=========================================================================

Apparel Retail-2.37%

Abercrombie & Fitch Co.-Class A(a)                200,000       3,564,000
-------------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                         103,800       2,432,034
-------------------------------------------------------------------------
Gap, Inc. (The)                                   500,000       5,885,000
=========================================================================
                                                               11,881,034
=========================================================================

Apparel, Accessories & Luxury Goods-0.44%

Coach, Inc.(a)                                     75,000       2,231,250
=========================================================================

Application Software-1.94%

Activision, Inc.(a)                               125,000       2,562,500
-------------------------------------------------------------------------
Electronic Arts Inc.(a)(b)                         27,500       1,790,800
-------------------------------------------------------------------------
Intuit Inc.(a)                                     55,000       2,855,600
-------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               140,000       2,534,000
=========================================================================
                                                                9,742,900
=========================================================================

Automobile Manufacturers-0.86%

Porsche A.G.-Pfd. (Germany)                         9,000       4,316,023
=========================================================================

Banks-2.77%

Bank of America Corp.                              60,000       4,188,000
-------------------------------------------------------------------------
Kookmin Bank (South Korea)                        150,000       4,975,490
-------------------------------------------------------------------------
Synovus Financial Corp.                           230,000       4,712,700
=========================================================================
                                                               13,876,190
=========================================================================

Biotechnology-1.51%

Amgen Inc.(a)                                      70,000       3,259,200
-------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                          42,000       1,543,500
-------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           80,000       2,779,200
=========================================================================
                                                                7,581,900
=========================================================================

Brewers-0.74%

Anheuser-Busch Cos., Inc.                          70,000       3,693,200
=========================================================================

Broadcasting & Cable TV-1.54%

Clear Channel Communications, Inc.(a)             135,000       5,001,750
-------------------------------------------------------------------------
Westwood One, Inc.(a)                              75,000       2,722,500
=========================================================================
                                                                7,724,250
=========================================================================

Computer & Electronics Retail-0.79%

CDW Computer Centers, Inc.(a)                      75,000       3,976,500
=========================================================================

Computer Hardware-3.84%

Dell Computer Corp.(a)                            390,000      11,157,900
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Computer Hardware-(Continued)

Hewlett-Packard Co.                               165,000    $  2,607,000
-------------------------------------------------------------------------
International Business Machines Corp.              70,000       5,525,800
=========================================================================
                                                               19,290,700
=========================================================================

Consumer Finance-1.11%

MBNA Corp.                                        275,000       5,585,250
=========================================================================

Data Processing Services-0.81%

Fiserv, Inc.(a)                                   130,000       4,061,200
=========================================================================

Department Stores-1.22%

Kohl's Corp.(a)                                    45,000       2,630,250
-------------------------------------------------------------------------
Nordstrom, Inc.                                   175,000       3,486,000
=========================================================================
                                                                6,116,250
=========================================================================

Distillers & Vintners-0.63%

Constellation Brands, Inc.-Class A(a)             125,000       3,166,250
=========================================================================

Diversified Commercial Services-1.94%

Apollo Group, Inc.-Class A(a)                      70,000       2,905,000
-------------------------------------------------------------------------
H&R Block, Inc.                                    85,000       3,772,300
-------------------------------------------------------------------------
Weight Watchers International, Inc.(a)             65,000       3,077,750
=========================================================================
                                                                9,755,050
=========================================================================

Diversified Financial Services-7.17%

American Express Co.                              100,000       3,637,000
-------------------------------------------------------------------------
Citigroup Inc.                                    145,000       5,357,750
-------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    60,000       4,296,000
-------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           225,000       4,668,750
-------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      75,000       3,995,250
-------------------------------------------------------------------------
Moody's Corp.                                      60,000       2,826,000
-------------------------------------------------------------------------
Morgan Stanley                                    115,000       4,475,800
-------------------------------------------------------------------------
SLM Corp.                                          40,000       4,109,600
-------------------------------------------------------------------------
Stilwell Financial, Inc.                          225,000       2,634,750
=========================================================================
                                                               36,000,900
=========================================================================

Drug Retail-0.39%

CVS Corp.                                          70,000       1,941,100
=========================================================================

Employment Services-0.67%

Robert Half International Inc.(a)                 200,000       3,340,000
=========================================================================

Food Distributors-0.79%

Sysco Corp.                                       125,000       3,960,000
=========================================================================

Food Retail-0.51%

Whole Foods Market, Inc.(a)                        55,000       2,565,970
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

General Merchandise Stores-1.06%

Family Dollar Stores, Inc.                         75,000    $  2,309,250
-------------------------------------------------------------------------
Target Corp.                                      100,000       3,012,000
=========================================================================
                                                                5,321,250
=========================================================================

Health Care Distributors & Services-0.78%

AdvancePCS(a)                                      80,000       2,008,000
-------------------------------------------------------------------------
Express Scripts, Inc.(a)                           35,000       1,896,300
=========================================================================
                                                                3,904,300
=========================================================================

Health Care Equipment-4.03%

Becton, Dickinson & Co.                            75,000       2,213,250
-------------------------------------------------------------------------
Boston Scientific Corp.(a)                         75,000       2,822,250
-------------------------------------------------------------------------
Medtronic, Inc.                                   160,000       7,168,000
-------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          73,000       2,599,530
-------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    48,000       2,314,560
-------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           75,000       3,091,500
=========================================================================
                                                               20,209,090
=========================================================================

Health Care Facilities-1.60%

HCA Inc.                                          105,000       4,566,450
-------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         120,000       3,450,000
=========================================================================
                                                                8,016,450
=========================================================================

Health Care Supplies-0.98%

Alcon, Inc. (Switzerland)(a)                      120,000       4,922,400
=========================================================================

Home Improvement Retail-1.30%

Home Depot, Inc. (The)                            225,000       6,498,000
=========================================================================

Homebuilding-0.96%

KB Home                                            50,000       2,360,000
-------------------------------------------------------------------------
Toll Brothers, Inc.(a)                            120,000       2,457,600
=========================================================================
                                                                4,817,600
=========================================================================

Hotels, Resorts & Cruise Lines-1.36%

Royal Caribbean Cruises Ltd.                      200,000       3,672,000
-------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         135,000       3,145,500
=========================================================================
                                                                6,817,500
=========================================================================

Household Appliances-0.70%

Black & Decker Corp. (The)                         75,000       3,507,000
=========================================================================

Household Products-1.88%

Colgate-Palmolive Co.                              35,000       1,924,300
-------------------------------------------------------------------------
Procter & Gamble Co. (The)                         85,000       7,518,250
=========================================================================
                                                                9,442,550
=========================================================================

Integrated Telecommunication Services-0.91%

AT&T Corp.                                        350,000       4,564,000
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Internet Retail-1.47%

Amazon.com, Inc.(a)                               135,000    $  2,613,600
-------------------------------------------------------------------------
eBay Inc.(a)                                       75,000       4,744,500
=========================================================================
                                                                7,358,100
=========================================================================

Internet Software & Services-0.59%

Yahoo! Inc.(a)                                    200,000       2,984,000
=========================================================================

IT Consulting & Services-0.73%

Affiliated Computer Services, Inc.-Class A(a)      80,000       3,684,000
=========================================================================

Life & Health Insurance-0.70%

AFLAC Inc.                                        115,000       3,500,600
=========================================================================

Managed Health Care-3.08%

Aetna Inc.                                         62,500       2,518,750
-------------------------------------------------------------------------
Anthem, Inc.(a)                                    80,000       5,040,000
-------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              100,000       1,770,000
-------------------------------------------------------------------------
First Health Group Corp.(a)                        95,000       2,468,100
-------------------------------------------------------------------------
UnitedHealth Group Inc.                            40,000       3,638,000
=========================================================================
                                                               15,434,850
=========================================================================

Motorcycle Manufacturers-0.78%

Harley-Davidson, Inc.                              75,000       3,922,500
=========================================================================

Multi-Line Insurance-1.97%

American International Group, Inc.                 95,000       5,942,250
-------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     100,000       3,950,000
=========================================================================
                                                                9,892,250
=========================================================================

Networking Equipment-2.47%

Cisco Systems, Inc.(a)                            850,000       9,503,000
-------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         500,000       2,912,500
=========================================================================
                                                               12,415,500
=========================================================================

Packaged Foods & Meats-0.61%

Sara Lee Corp.                                    135,000       3,082,050
=========================================================================

Pharmaceuticals-12.17%

Barr Laboratories, Inc.(a)                         31,000       1,823,730
-------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       40,000       3,919,600
-------------------------------------------------------------------------
Johnson & Johnson                                 225,000      13,218,750
-------------------------------------------------------------------------
Lilly (Eli) & Co.                                  65,000       3,607,500
-------------------------------------------------------------------------
Pfizer Inc.                                       325,000      10,325,250
-------------------------------------------------------------------------
Pharmacia Corp.                                   330,000      14,190,000
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                     110,000       2,569,600
-------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                      52,000       1,807,000
-------------------------------------------------------------------------
Teva Pharmaceutical industries Ltd.-ADR
  (Israel)                                         57,000       4,413,510
-------------------------------------------------------------------------
Wyeth                                             155,000       5,192,500
=========================================================================
                                                               61,067,440
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Publishing-0.53%

Tribune Co.                                        55,000    $  2,642,750
=========================================================================

Restaurants-1.33%

Starbucks Corp.(a)                                175,000       4,156,250
-------------------------------------------------------------------------
Wendy's International, Inc.                        80,000       2,534,400
=========================================================================
                                                                6,690,650
=========================================================================

Semiconductor Equipment-5.11%

Applied Materials, Inc.(a)                        850,000      12,775,500
-------------------------------------------------------------------------
Entegris Inc.(a)                                  225,000       1,937,250
-------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                60,000       2,137,800
-------------------------------------------------------------------------
Lam Research Corp.(a)                             700,000       8,813,000
=========================================================================
                                                               25,663,550
=========================================================================

Semiconductors-6.69%

Analog Devices, Inc.(a)                           250,000       6,700,000
-------------------------------------------------------------------------
Intel Corp.                                       225,000       3,892,500
-------------------------------------------------------------------------
Linear Technology Corp.                           150,000       4,146,000
-------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   125,000       3,980,000
-------------------------------------------------------------------------
Microchip Technology Inc.                         250,000       6,100,000
-------------------------------------------------------------------------
Micron Technology, Inc.(a)                        300,000       4,800,000
-------------------------------------------------------------------------
STMicroelectronics N.V.-New York Shares
  (Netherlands)                                   200,000       3,934,000
=========================================================================
                                                               33,552,500
=========================================================================

Specialty Stores-1.63%

Bed Bath & Beyond Inc.(a)                         100,000       3,546,000
-------------------------------------------------------------------------
Blockbuster Inc.-Class A                          100,000       2,397,000
-------------------------------------------------------------------------
Michaels Stores, Inc.(a)                           50,000       2,248,000
=========================================================================
                                                                8,191,000
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Systems Software-6.36%

Computer Associates International, Inc.           185,000    $  2,749,100
-------------------------------------------------------------------------
Microsoft Corp.(a)                                370,000      19,783,900
-------------------------------------------------------------------------
Oracle Corp.(a)                                   625,000       6,368,750
-------------------------------------------------------------------------
Symantec Corp.(a)                                  75,000       3,000,000
=========================================================================
                                                               31,901,750
=========================================================================

Telecommunications Equipment-0.48%

QUALCOMM Inc.(a)                                   70,000       2,416,400
=========================================================================

Wireless Telecommunication Services-0.75%

AT&T Wireless Services Inc.(a)                    300,000       2,061,000
-------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)            150,000       1,692,000
=========================================================================
                                                                3,753,000
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $488,560,430)                           482,409,347
=========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY BILLS-0.40%

  1.57%, 12/19/02 (Cost $1,995,813)(c)         $2,000,000       1,995,813
=========================================================================

                                                 SHARES
MONEY MARKET FUNDS-2.88%

STIC Liquid Assets Portfolio(d)                 7,236,519       7,236,519
-------------------------------------------------------------------------
STIC Prime Portfolio(d)                         7,236,519       7,236,519
=========================================================================
    Total Money Market Funds (Cost
      $14,473,038)                                             14,473,038
=========================================================================
TOTAL INVESTMENTS-99.41% (Cost $505,029,281)                  498,878,198
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.59%                             2,977,494
=========================================================================
NET ASSETS-100.00%                                           $501,855,692
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $505,029,281)*                                 $498,878,198
-------------------------------------------------------------
Foreign currencies, at value (cost $3,692,571)      3,673,730
-------------------------------------------------------------
Receivables for:
  Investments sold                                 22,537,528
-------------------------------------------------------------
  Fund shares sold                                    237,461
-------------------------------------------------------------
  Dividends                                           184,367
-------------------------------------------------------------
Investment for deferred compensation plan              20,129
-------------------------------------------------------------
Collateral for securities loaned                    6,832,380
-------------------------------------------------------------
Other assets                                           89,980
=============================================================
     Total assets                                 532,453,773
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            20,785,760
-------------------------------------------------------------
  Fund shares reacquired                            1,861,765
-------------------------------------------------------------
  Options written (premiums received $69,460)          61,187
-------------------------------------------------------------
  Deferred compensation plan                           20,129
-------------------------------------------------------------
  Collateral upon return of securities loaned       6,832,380
-------------------------------------------------------------
Accrued distribution fees                             452,708
-------------------------------------------------------------
Accrued trustees' fees                                  1,176
-------------------------------------------------------------
Accrued transfer agent fees                           408,893
-------------------------------------------------------------
Accrued operating expenses                            174,083
=============================================================
     Total liabilities                             30,598,081
=============================================================
Net assets applicable to shares outstanding      $501,855,692
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $190,252,593
_____________________________________________________________
=============================================================
Class B                                          $223,665,513
_____________________________________________________________
=============================================================
Class C                                          $ 87,937,586
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                            31,711,909
_____________________________________________________________
=============================================================
Class B                                            38,124,758
_____________________________________________________________
=============================================================
Class C                                            14,990,675
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       6.00
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $6.00 divided by
       94.50%)                                   $       6.35
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       5.87
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       5.87
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $6,590,119 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $35,121)                                      $   3,393,852
-------------------------------------------------------------
Dividends from affiliated money market funds          560,524
-------------------------------------------------------------
Interest                                               14,055
-------------------------------------------------------------
Security lending income                               255,265
=============================================================
     Total investment income                        4,223,696
=============================================================

EXPENSES:

Advisory fees                                       6,351,166
-------------------------------------------------------------
Administrative services fees                          145,864
-------------------------------------------------------------
Custodian fees                                        137,576
-------------------------------------------------------------
Distribution fees -- Class A                          993,200
-------------------------------------------------------------
Distribution fees -- Class B                        3,310,084
-------------------------------------------------------------
Distribution fees -- Class C                        1,324,161
-------------------------------------------------------------
Transfer agent fees                                 4,364,586
-------------------------------------------------------------
Trustees' fees                                         12,401
-------------------------------------------------------------
Other                                                 428,170
=============================================================
     Total expenses                                17,067,208
=============================================================
Less: Fees waived                                      (5,666)
-------------------------------------------------------------
    Expenses paid indirectly                          (12,587)
=============================================================
    Net expenses                                   17,048,955
=============================================================
Net investment income (loss)                      (12,825,259)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (204,315,367)
-------------------------------------------------------------
  Foreign currencies                                 (126,522)
-------------------------------------------------------------
  Futures contracts                                   760,783
-------------------------------------------------------------
  Option contracts written                            967,974
=============================================================
                                                 (202,713,132)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            63,154,998
-------------------------------------------------------------
  Foreign currencies                                  (18,842)
-------------------------------------------------------------
  Option contracts written                              8,273
=============================================================
                                                   63,144,429
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                               (139,568,703)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(152,393,962)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002              2001
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (12,825,259)   $  (17,536,932)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (202,713,132)     (545,282,682)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                     63,144,429      (352,555,160)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (152,393,962)     (915,374,774)
==============================================================================================
Share transactions-net:
  Class A                                                        (64,886,914)       (4,824,124)
----------------------------------------------------------------------------------------------
  Class B                                                        (75,460,458)       19,065,645
----------------------------------------------------------------------------------------------
  Class C                                                        (35,199,684)        5,699,957
==============================================================================================
    Net increase (decrease) in net assets                       (327,941,018)     (895,433,296)
==============================================================================================

NET ASSETS:

  Beginning of year                                              829,796,710     1,725,230,006
==============================================================================================
  End of year                                                 $  501,855,692    $  829,796,710
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,411,375,359    $1,599,864,940
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (36,813)          (27,556)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                            (903,321,202)     (700,734,593)
----------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts           (6,161,652)      (69,306,081)
==============================================================================================
                                                              $  501,855,692    $  829,796,710
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $5,666.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $145,864 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $2,443,344 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $993,200, $3,310,084 and $1,324,161, respectively.

  AIM Distributors retained commissions of $131,333 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $3,253, $137 and $24,297 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $6,862 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $12,564 and reductions in custodian fees of $23 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $12,587.
NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $6,590,119 were on loan to brokers. The loans were secured by cash collateral of $6,832,380 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $255,265 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                          --     $        --
-------------------------------------------------------------
Written                                25,223       3,895,258
-------------------------------------------------------------
Closed                                (21,423)     (3,028,231)
-------------------------------------------------------------
Exercised                              (2,425)       (574,834)
-------------------------------------------------------------
Expired                                (1,100)       (222,733)
=============================================================
End of year                               275     $    69,460
_____________________________________________________________
=============================================================


  Open call options written at October 31, 2002 were as follows:

                                                                 OCTOBER 31,
                                                                    2002
                      CONTRACT   STRIKE   NUMBER OF   PREMIUMS     MARKET       UNREALIZED
ISSUE                  MONTH     PRICE    CONTRACTS   RECEIVED      VALUE      APPRECIATION
-------------------------------------------------------------------------------------------
Electronic Arts Inc.   Dec-02     $70         275     $69,460      $61,187        $8,273
___________________________________________________________________________________________
===========================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $  (24,040,280)
-------------------------------------------------------------
Temporary book/tax differences                        (36,813)
-------------------------------------------------------------
Capital loss carryforward                        (885,442,574)
-------------------------------------------------------------
Shares of beneficial interest                   1,411,375,359
=============================================================
                                               $  501,855,692
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies and option contracts written of $(10,569).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2007                               $  3,389,675
-----------------------------------------------------------
October 31, 2008                                144,576,334
-----------------------------------------------------------
October 31, 2009                                541,794,870
-----------------------------------------------------------
October 31, 2010                                195,681,695
===========================================================
                                               $885,442,574
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,344,963,173 and $1,518,730,510, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 30,032,233
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (54,061,944)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(24,029,711)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $522,907,909.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, a net operating loss reclassification and other reclassifications, on October 31, 2002, undistributed net investment income (loss) was increased by $12,816,002, undistributed net realized gain (loss) increased by $126,523 and shares of beneficial interest decreased by $12,942,525. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       5,752,818*   $  44,745,859*    12,849,753    $ 144,467,400
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,503,829       26,984,220     11,680,092      132,373,521
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,824,515       14,029,736      6,058,052       68,141,585
==========================================================================================================================
Reacquired:
  Class A                                                     (15,019,465)    (109,632,773)   (15,179,735)    (149,291,524)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (14,355,627)*   (102,444,678)*  (11,736,735)    (113,307,876)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (6,815,024)     (49,229,420)    (6,377,405)     (62,441,628)
==========================================================================================================================
                                                              (25,108,954)   $(175,547,056)    (2,705,978)   $  19,941,478
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Includes automatic conversion of 217,773 shares of Class B shares in the amount of $1,628,659 to 214,960 shares of Class A shares in the amount of $1,628,659.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              -------------------------------------------------------
                                                                                                       JUNE 7, 1999
                                                                                                     (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,            COMMENCED) TO
                                                              -----------------------------------      OCTOBER 31,
                                                                2002           2001        2000            1999
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.62       $  15.40    $  12.14        $  10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.12)         (0.12)      (0.11)          (0.03)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.50)         (7.66)       3.37            2.17
=====================================================================================================================
    Total from investment operations                             (1.62)         (7.78)       3.26            2.14
=====================================================================================================================
Net asset value, end of period                                $   6.00       $   7.62    $  15.40        $  12.14
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(a)                                                 (21.26)%       (50.52)%     26.85%          21.40%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $190,253       $312,377    $666,929        $163,872
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                           1.87%(b)       1.64%       1.50%           1.60%(c)(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.31)%(b)     (1.04)%     (0.93)%         (1.00)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                            189%           143%         90%             29%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) Includes adjustments in accordance with general accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $283,771,505.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.65% (annualized).
(d)  Annualized.

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                                                       JUNE 7, 1999
                                                                                                     (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,            COMMENCED) TO
                                                              -----------------------------------      OCTOBER 31,
                                                                2002           2001        2000            1999
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.50       $  15.26    $  12.11        $  10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)         (0.18)      (0.18)          (0.04)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.46)         (7.58)       3.33            2.15
=====================================================================================================================
    Total from investment operations                             (1.63)         (7.76)       3.15            2.11
=====================================================================================================================
Net asset value, end of period                                $   5.87       $   7.50    $  15.26        $  12.11
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(a)                                                 (21.73)%       (50.85)%     26.01%          21.10%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $223,666       $367,494    $748,480        $177,430
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                           2.53%(b)       2.32%       2.17%           2.24%(c)(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.97)%(b)     (1.72)%     (1.60)%         (1.64)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                            189%           143%         90%             29%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $331,008,412.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d)  Annualized.

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                                                      JUNE 7, 1999
                                                                                                    (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,           COMMENCED) TO
                                                              ----------------------------------      OCTOBER 31,
                                                               2002           2001        2000            1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.50       $  15.26    $  12.11        $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)         (0.19)      (0.17)         (0.04)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.46)         (7.57)       3.32           2.15
====================================================================================================================
    Total from investment operations                            (1.63)         (7.76)       3.15           2.11
====================================================================================================================
Net asset value, end of period                                $  5.87       $   7.50    $  15.26        $ 12.11
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                (21.73)%       (50.85)%     26.01%         21.10%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $87,938       $149,925    $309,821        $51,605
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                          2.53%(b)       2.32%       2.17%          2.24%(c)(d)
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.97)%(b)     (1.72)%     (1.60)%        (1.64)%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                           189%           143%         90%            29%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $132,416,045.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.29% (annualized).
(d)  Annualized.

Report of Independent Auditors

To the Shareholders of AIM Emerging Growth Fund and Board of Trustees of AIM Equity Funds



We have audited the accompanying statement of assets and liabilities of AIM Emerging Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Emerging Growth Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-87.48%

Advertising-3.31%

Lamar Advertising Co.(a)                           60,000   $  2,036,400
------------------------------------------------------------------------
Omnicom Group Inc.                                 25,000      1,440,750
========================================================================
                                                               3,477,150
========================================================================

Aerospace & Defense-0.58%

Integrated Defense Technologies, Inc.(a)           30,000        420,900
------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)                3,900        183,300
========================================================================
                                                                 604,200
========================================================================

Air Freight & Logistics-0.67%

Pacer International, Inc.(a)                       60,000        708,000
========================================================================

Airlines-0.51%

SkyWest, Inc.                                      35,000        530,985
========================================================================

Apparel Retail-3.71%

Abercrombie & Fitch Co.-Class A(a)                 75,000      1,336,500
------------------------------------------------------------------------
Gap, Inc. (The)                                   135,000      1,588,950
------------------------------------------------------------------------
Talbots, Inc. (The)                                35,000        970,200
========================================================================
                                                               3,895,650
========================================================================

Apparel, Accessories & Luxury Goods-0.73%

Polo Ralph Lauren Corp.(a)                         40,000        761,600
========================================================================

Application Software-3.65%

Activision, Inc.(a)                                50,000      1,025,000
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       20,000        527,400
------------------------------------------------------------------------
National Instruments Corp.(a)                      23,500        674,215
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                60,000      1,086,000
------------------------------------------------------------------------
Siebel Systems, Inc.(a)                            70,000        526,400
========================================================================
                                                               3,839,015
========================================================================

Banks-1.15%

Southwest Bancorp. of Texas, Inc.(a)               25,000        706,250
------------------------------------------------------------------------
UCBH Holdings, Inc.                                12,000        502,680
========================================================================
                                                               1,208,930
========================================================================

Broadcasting & Cable TV-2.26%

Hispanic Broadcasting Corp.(a)                     50,000      1,075,000
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           50,000      1,295,500
========================================================================
                                                               2,370,500
========================================================================

Building Products-0.51%

Masco Corp.                                        26,000        534,560
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Catalog Retail-0.73%

Insight Enterprises, Inc.(a)                      100,000   $    764,000
========================================================================

Computer & Electronics Retail-2.26%

Best Buy Co., Inc.(a)                              45,000        927,450
------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                      13,000        689,260
------------------------------------------------------------------------
Electronics Boutique Holdings Corp.(a)             30,000        756,030
========================================================================
                                                               2,372,740
========================================================================

Construction & Engineering-0.43%

Jacobs Engineering Group Inc.(a)                   15,000        454,350
========================================================================

Consumer Finance-1.45%

MBNA Corp.                                         75,000      1,523,250
========================================================================

Data Processing Services-6.96%

Automatic Data Processing, Inc.                    10,000        425,300
------------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                        100,000      1,790,000
------------------------------------------------------------------------
Certegy Inc.(a)                                    40,000        840,000
------------------------------------------------------------------------
DST Systems, Inc.(a)                               40,000      1,230,000
------------------------------------------------------------------------
First Data Corp.                                   25,000        873,500
------------------------------------------------------------------------
Iron Mountain Inc.(a)                              45,000      1,269,450
------------------------------------------------------------------------
NDCHealth Corp.                                    50,000        882,500
========================================================================
                                                               7,310,750
========================================================================

Diversified Commercial Services-1.37%

Coinstar, Inc.(a)                                  15,000        449,850
------------------------------------------------------------------------
Education Management Corp.(a)                      10,000        367,000
------------------------------------------------------------------------
FTI Consulting, Inc.(a)                            15,000        624,000
========================================================================
                                                               1,440,850
========================================================================

Electronic Equipment & Instruments-1.65%

Photon Dynamics, Inc.(a)                           40,000        857,200
------------------------------------------------------------------------
Waters Corp.(a)                                    35,000        881,300
========================================================================
                                                               1,738,500
========================================================================

Employment Services-1.59%

Robert Half International Inc.(a)                 100,000      1,670,000
========================================================================

General Merchandise Stores-1.25%

Dollar Tree Stores, Inc.(a)                        50,000      1,314,500
========================================================================

Health Care Distributors & Services-4.92%

AdvancePCS(a)                                      75,000      1,882,500
------------------------------------------------------------------------
AMN Healthcare Services, Inc.(a)                   60,000        867,600
------------------------------------------------------------------------
Express Scripts, Inc.(a)                            5,000        270,900
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)            15,000        361,500
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Health Care Distributors & Services-(Continued)

McKesson Corp.                                     60,000   $  1,788,600
========================================================================
                                                               5,171,100
========================================================================

Health Care Equipment-1.42%

Fisher Scientific International Inc.(a)            15,000        429,000
------------------------------------------------------------------------
Kyphon Inc.(a)                                     60,000        567,600
------------------------------------------------------------------------
Med-Design Corp. (The)(a)                         100,000        500,000
========================================================================
                                                               1,496,600
========================================================================

Health Care Facilities-1.31%

HCA Inc.                                           10,000        434,900
------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                       15,000        470,250
------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                          16,500        474,375
========================================================================
                                                               1,379,525
========================================================================

Health Care Supplies-0.59%

Alcon, Inc. (Switzerland)(a)                       15,000        615,300
========================================================================

Homebuilding-0.41%

Centex Corp.                                        9,500        432,060
========================================================================

Hotels, Resorts & Cruise Lines-1.75%

Intrawest Corp. (Canada)                           75,000      1,020,000
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          35,000        815,500
========================================================================
                                                               1,835,500
========================================================================

Housewares & Specialties-0.98%

Yankee Candle Co., Inc. (The)(a)                   60,000      1,029,000
========================================================================

Industrial Machinery-0.40%

SPX Corp.(a)                                       10,000        420,100
========================================================================

Integrated Telecommunication Services-0.55%

Intrado Inc.(a)                                    60,000        580,200
========================================================================

Internet Software & Services-0.84%

Fidelity National Information Solutions,
  Inc.(a)                                          25,000        478,500
------------------------------------------------------------------------
SmartForce PLC-ADR (Ireland)(a)                   100,000        401,000
========================================================================
                                                                 879,500
========================================================================

IT Consulting & Services-3.28%

Forrester Research, Inc.(a)                        40,000        552,000
------------------------------------------------------------------------
ProQuest Co.(a)                                    30,000        581,100
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                       90,000      1,995,300
------------------------------------------------------------------------
Titan Corp. (The)(a)                               25,000        322,250
========================================================================
                                                               3,450,650
========================================================================

Leisure Products-0.63%

Nautilus Group, Inc. (The)(a)                      20,000        274,800
------------------------------------------------------------------------
Racing Champions Ertl Corp.(a)                     30,000        390,000
========================================================================
                                                                 664,800
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Movies & Entertainment-0.67%

AMC Entertainment Inc.(a)                         100,000   $    705,000
========================================================================

Multi-Utilities & Unregulated Power-0.85%

El Paso Corp.                                      60,000        465,000
------------------------------------------------------------------------
Mirant Corp.(a)                                   200,000        428,000
========================================================================
                                                                 893,000
========================================================================

Networking Equipment-0.44%

Brocade Communications Systems, Inc.(a)            67,500        463,725
========================================================================

Office Services & Supplies-0.41%

Daisytek International Corp.(a)                    50,000        425,500
========================================================================

Oil & Gas Drilling-4.45%

Nabors Industries, Ltd. (Bermuda)(a)               55,000      1,923,350
------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                      35,000      1,012,200
------------------------------------------------------------------------
Pride International, Inc.(a)                      125,000      1,735,000
========================================================================
                                                               4,670,550
========================================================================

Oil & Gas Equipment & Services-2.28%

Hanover Compressor Co.(a)                          50,000        524,500
------------------------------------------------------------------------
Smith International, Inc.(a)                       60,000      1,875,600
========================================================================
                                                               2,400,100
========================================================================

Oil & Gas Exploration & Production-2.68%

Quicksilver Resources Inc.(a)                      25,000        550,000
------------------------------------------------------------------------
Spinnaker Exploration Co.(a)                       75,000      1,443,750
------------------------------------------------------------------------
Ultra Petroleum Corp.(a)                          100,000        823,000
========================================================================
                                                               2,816,750
========================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.38%

Premcor Inc.(a)                                    20,000        401,000
========================================================================

Personal Products-1.39%

Estee Lauder Cos. Inc. (The)-Class A               50,000      1,456,000
========================================================================

Pharmaceuticals-2.11%

King Pharmaceuticals, Inc.(a)                      25,000        383,750
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)            40,000      1,836,000
========================================================================
                                                               2,219,750
========================================================================

Property & Casualty Insurance-1.02%

ACE Ltd. (Cayman Islands)                          35,000      1,076,250
========================================================================

Publishing-0.63%

Scholastic Corp.(a)                                15,000        662,250
========================================================================

Restaurants-3.56%

AFC Enterprises, Inc.(a)                           40,000        730,800
------------------------------------------------------------------------
CEC Entertainment Inc.(a)                          35,000        973,000
------------------------------------------------------------------------
Darden Restaurants, Inc.                           50,000        949,000
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Restaurants-(Continued)

Outback Steakhouse, Inc.                           32,000   $  1,089,600
========================================================================
                                                               3,742,400
========================================================================

Semiconductor Equipment-2.83%

Cabot Microelectronics Corp.(a)                    35,000      1,588,650
------------------------------------------------------------------------
Mykrolis Corp.(a)                                  50,000        280,500
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          35,000      1,106,000
========================================================================
                                                               2,975,150
========================================================================

Semiconductors-2.65%

Broadcom Corp.-Class A(a)                          70,000        838,600
------------------------------------------------------------------------
ChipPAC, Inc.-Class A(a)                          150,000        397,650
------------------------------------------------------------------------
Micron Technology, Inc.(a)                         75,000      1,200,000
------------------------------------------------------------------------
Semtech Corp.(a)                                   25,000        353,250
========================================================================
                                                               2,789,500
========================================================================

Specialty Stores-3.66%

Foot Locker, Inc.(a)                               75,000        735,000
------------------------------------------------------------------------
Rent-A-Center, Inc.(a)                             17,500        776,125
------------------------------------------------------------------------
Tiffany & Co.                                      30,000        785,400
------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           65,000      1,547,000
========================================================================
                                                               3,843,525
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

Systems Software-0.73%

VERITAS Software Corp.(a)                          50,000   $    762,500
========================================================================

Telecommunications Equipment-4.41%

Arris Group Inc.(a)                               250,000        435,000
------------------------------------------------------------------------
Harmonic Inc.(a)                                  200,000        358,000
------------------------------------------------------------------------
UTStarcom, Inc.(a)                                225,000      3,843,000
========================================================================
                                                               4,636,000
========================================================================

Trading Companies & Distributors-0.48%

Fastenal Co.                                       15,000        509,250
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $105,392,708)                           91,922,065
========================================================================

MONEY MARKET FUNDS-13.05%

STIC Liquid Assets Portfolio(b)                 6,856,431      6,856,431
------------------------------------------------------------------------
STIC Prime Portfolio(b)                         6,856,431      6,856,431
========================================================================
    Total Money Market Funds (Cost
      $13,712,862)                                            13,712,862
========================================================================
TOTAL INVESTMENTS-100.53% (Cost $119,105,570)                105,634,927
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.53%)                           (559,283)
========================================================================
NET ASSETS-100.00%                                          $105,075,644
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $119,105,570)*                                 $105,634,927
-------------------------------------------------------------
Receivables for:
  Investments sold                                  6,038,726
-------------------------------------------------------------
  Fund shares sold                                     56,514
-------------------------------------------------------------
  Dividends                                            12,951
-------------------------------------------------------------
Investment for deferred compensation plan              10,304
-------------------------------------------------------------
Collateral for securities loaned                   10,358,147
-------------------------------------------------------------
Other assets                                           13,571
=============================================================
    Total assets                                  122,125,140
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             6,159,639
-------------------------------------------------------------
  Fund shares reacquired                              312,648
-------------------------------------------------------------
  Deferred compensation plan                           10,304
-------------------------------------------------------------
  Collateral upon return of securities loaned      10,358,147
-------------------------------------------------------------
Accrued distribution fees                              95,392
-------------------------------------------------------------
Accrued trustees' fees                                    614
-------------------------------------------------------------
Accrued transfer agent fees                            66,459
-------------------------------------------------------------
Accrued operating expenses                             46,293
=============================================================
    Total liabilities                              17,049,496
=============================================================
Net assets applicable to shares outstanding      $105,075,644
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                          $ 51,821,974
_____________________________________________________________
=============================================================
Class B                                          $ 36,059,524
_____________________________________________________________
=============================================================
Class C                                          $ 17,194,146
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            12,589,176
_____________________________________________________________
=============================================================
Class B                                             8,903,269
_____________________________________________________________
=============================================================
Class C                                             4,248,581
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       4.12
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $4.12 divided by
      94.50%)                                    $       4.36
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                        $       4.05
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                        $       4.05
_____________________________________________________________
=============================================================

* At October 31, 2002, securities with an aggregate market value of $9,896,883 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,983)                                        $    276,688
-------------------------------------------------------------
Dividends from affiliated money market funds          169,106
-------------------------------------------------------------
Security lending income                               108,544
=============================================================
    Total investment income                           554,338
=============================================================

EXPENSES:

Advisory fees                                       1,352,147
-------------------------------------------------------------
Administrative services fees                           50,000
-------------------------------------------------------------
Custodian fees                                         51,326
-------------------------------------------------------------
Distribution fees -- Class A                          274,207
-------------------------------------------------------------
Distribution fees -- Class B                          553,611
-------------------------------------------------------------
Distribution fees -- Class C                          253,702
-------------------------------------------------------------
Transfer agent fees                                   826,456
-------------------------------------------------------------
Trustees' fees                                          9,001
-------------------------------------------------------------
Other                                                 166,420
=============================================================
    Total expenses                                  3,536,870
=============================================================
Less: Fees waived                                      (1,704)
-------------------------------------------------------------
    Expenses paid indirectly                           (3,457)
=============================================================
    Net expenses                                    3,531,709
=============================================================
Net investment income (loss)                       (2,977,371)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (43,958,840)
-------------------------------------------------------------
  Foreign currencies                                    6,853
-------------------------------------------------------------
  Option contracts written                            463,689
=============================================================
                                                  (43,488,298)
=============================================================
Change in net unrealized appreciation of
  investment securities                             7,080,269
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts         (36,408,029)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                      $(39,385,400)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (2,977,371)   $  (3,685,565)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (43,488,298)    (129,204,045)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         7,080,269      (11,516,298)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (39,385,400)    (144,405,908)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                --       (6,485,823)
--------------------------------------------------------------------------------------------
  Class B                                                                --       (4,157,366)
--------------------------------------------------------------------------------------------
  Class C                                                                --       (1,871,035)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (10,076,931)      14,714,393
--------------------------------------------------------------------------------------------
  Class B                                                        (8,139,807)      15,848,783
--------------------------------------------------------------------------------------------
  Class C                                                        (2,937,370)       8,770,527
============================================================================================
    Net increase (decrease) in net assets                       (60,539,508)    (117,586,429)
============================================================================================

NET ASSETS:

  Beginning of year                                             165,615,152      283,201,581
============================================================================================
  End of year                                                 $ 105,075,644    $ 165,615,152
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 294,868,387    $ 318,987,409
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (14,890)          (9,286)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (176,307,210)    (132,812,059)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (13,470,643)     (20,550,912)
============================================================================================
                                                              $ 105,075,644    $ 165,615,152
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets plus 0.80% of the Fund's average daily net assets over $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $1,704.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $499,378 for such services.

  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $274,207, $553,611 and $253,702, respectively.

  AIM Distributors retained commissions of $42,050 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $3,447, $204 and $4,490 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,320 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,671 and reductions in custodian fees of $786 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,457.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $9,896,883 were on loan to brokers. The loans were secured by cash collateral of $10,358,147 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $108,544 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     -----------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                          --     $       --
------------------------------------------------------------
Written                                14,180      1,198,094
------------------------------------------------------------
Closed                                (10,000)      (873,109)
------------------------------------------------------------
Exercised                              (1,595)      (126,208)
------------------------------------------------------------
Expired                                (2,585)      (198,777)
============================================================
End of year                                --     $       --
____________________________________________________________
============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002        2001
-------------------------------------------------------------
Distributions paid from ordinary Income  $ --     $12,514,224
_____________________________________________________________
=============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation)-investments                    $ (16,033,675)
-------------------------------------------------------------
Temporary book/tax differences                        (14,890)
-------------------------------------------------------------
Capital loss carryforward                        (173,744,178)
-------------------------------------------------------------
Shares of beneficial interest                     294,868,387
=============================================================
                                                $ 105,075,644
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                   CAPITAL LOSS
EXPIRATION         CARRYFORWARD
-------------------------------
October 31, 2009   $128,445,323
-------------------------------
October 31, 2010     45,298,855
===============================
                   $173,744,178
_______________________________
===============================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $604,899,388 and $636,322,122, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $  5,215,259
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (21,248,934)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(16,033,675)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $121,668,602.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, a net operating loss reclassification and other items, on October 31, 2002, undistributed net investment income (loss) was increased by $2,971,767, undistributed net realized gain (loss) decreased by $6,853 and shares of beneficial interest decreased by $2,964,914. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                           2001
                                                              ---------------------------    ---------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       8,175,285*   $ 45,450,141*    10,878,561    $ 81,971,539
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,711,610       9,848,093      4,634,109      35,853,848
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,313,206       7,417,468      2,272,711      17,218,224
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --              --        735,802       6,291,110
------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --              --        472,976       4,025,501
------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --              --        208,202       1,771,798
========================================================================================================================
Reacquired:
  Class A                                                     (10,450,880)    (55,527,072)   (10,760,676)    (73,548,256)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,545,284)*   (17,987,900)*   (3,422,165)    (24,030,566)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,969,513)    (10,354,838)    (1,530,116)    (10,219,495)
========================================================================================================================
                                                               (4,765,576)   $(21,154,108)     3,489,404    $ 39,333,703
________________________________________________________________________________________________________________________
========================================================================================================================

* Includes automatic conversion of 72,057 shares of Class B shares in the amount of $388,408 to 70,830 shares of Class A shares in the amount of $388,408.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                     CLASS A
                                                                --------------------------------------------------
                                                                                                   MARCH 31, 2000
                                                                        YEAR ENDED                (DATE OPERATIONS
                                                                       OCTOBER 31,                 COMMENCED) TO
                                                                --------------------------          OCTOBER 31,
                                                                 2002               2001                2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  5.46            $ 10.50            $  10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.08)(a)          (0.10)              (0.04)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.26)             (4.51)               0.54
==================================================================================================================
    Total from investment operations                              (1.34)             (4.61)               0.50
==================================================================================================================
Less distributions from net realized gains                           --              (0.43)                 --
==================================================================================================================
Net asset value, end of period                                  $  4.12            $  5.46            $  10.50
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  (24.54)%           (45.37)%              5.00%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $51,822            $81,114            $147,101
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                            1.89%(c)           1.71%(d)            1.68%(e)
==================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.54)%(c)         (1.32)%             (1.04)%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             407%               242%                111%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $78,344,799.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.83%.
(e)  Annualized.


                                                                                     CLASS B
                                                                --------------------------------------------------
                                                                                                  MARCH 31, 2000
                                                                        YEAR ENDED                (DATE OPERATIONS
                                                                       OCTOBER 31,                COMMENCED) TO
                                                                --------------------------        OCTOBER 31,
                                                                 2002               2001             2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  5.40            $ 10.47            $ 10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.12)(a)          (0.14)             (0.07)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.23)             (4.50)              0.54
==================================================================================================================
    Total from investment operations                              (1.35)             (4.64)              0.47
==================================================================================================================
Less distributions from net realized gains                           --              (0.43)                --
==================================================================================================================
Net asset value, end of period                                  $  4.05            $  5.40            $ 10.47
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  (25.00)%           (45.81)%             4.70%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $36,060            $58,019            $94,740
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                            2.55%(c)           2.36%(d)           2.37%(e)
==================================================================================================================
Ratio of net investment income (loss) to average net assets       (2.19)%(c)         (1.98)%            (1.73)%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             407%               242%               111%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $55,361,074.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.48%.
(e)  Annualized.


                                                                                     CLASS C
                                                                --------------------------------------------------
                                                                                                  MARCH 31, 2000
                                                                        YEAR ENDED                (DATE OPERATIONS
                                                                       OCTOBER 31,                COMMENCED) TO
                                                                --------------------------        OCTOBER 31,
                                                                 2002               2001             2000
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  5.40            $ 10.46            $ 10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.12)(a)          (0.14)             (0.07)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.23)             (4.49)              0.53
==================================================================================================================
    Total from investment operations                              (1.35)             (4.63)              0.46
==================================================================================================================
Less distributions from net realized gains                           --              (0.43)                --
==================================================================================================================
Net asset value, end of period                                  $  4.05            $  5.40            $ 10.46
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  (25.00)%           (45.76)%             4.60%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $17,194            $26,483            $41,361
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets                            2.55%(c)           2.36%(d)           2.37%(e)
==================================================================================================================
Ratio of net investment income (loss) to average net assets       (2.19)%(c)         (1.98)%            (1.73)%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             407%               242%               111%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $25,370,253.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.48%.
(e)  Annualized.

Report of Independent Auditors

To the Shareholders of AIM Large Cap Basic Value Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Basic Value Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Basic Value Fund as of October 31, 2002, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002


                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------
COMMON STOCKS-90.70%

Advertising-4.24%

Interpublic Group of Cos., Inc. (The)           241,500     $  2,890,755
------------------------------------------------------------------------
Omnicom Group Inc.                               82,300        4,742,949
========================================================================
                                                               7,633,704
========================================================================

Aerospace & Defense-1.74%

Honeywell International Inc.                    130,600        3,126,564
========================================================================

Apparel Retail-2.33%

Gap, Inc. (The)                                 357,100        4,203,067
========================================================================

Banks-5.96%

Bank of America Corp.                            56,900        3,971,620
------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                113,000        2,938,000
------------------------------------------------------------------------
Bank One Corp.                                   99,000        3,818,430
========================================================================
                                                              10,728,050
========================================================================

Building Products-2.37%

Masco Corp.                                     207,800        4,272,368
========================================================================

Construction, Farm Machinery & Heavy
  Trucks-1.58%

Deere & Co.                                      61,200        2,839,068
========================================================================

Consumer Electronics-1.20%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)            122,270        2,164,179
========================================================================

Data Processing Services-4.05%

Ceridian Corp.(a)                               212,300        2,925,494
------------------------------------------------------------------------
First Data Corp.                                125,200        4,374,488
========================================================================
                                                               7,299,982
========================================================================

Diversified Commercial Services-3.26%

Cendant Corp.(a)                                196,000        2,254,000
------------------------------------------------------------------------
H&R Block, Inc.                                  81,700        3,625,846
========================================================================
                                                               5,879,846
========================================================================

Diversified Financial Services-12.99%

Citigroup Inc.                                  175,293        6,477,076
------------------------------------------------------------------------
Freddie Mac                                      87,900        5,412,882
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                         190,000        3,942,500
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        98,000        3,719,100
------------------------------------------------------------------------
Morgan Stanley                                   99,000        3,853,080
========================================================================
                                                              23,404,638
========================================================================

Electric Utilities-0.70%

PG&E Corp.(a)                                   116,500        1,264,025
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Environmental Services-3.06%

Waste Management, Inc.                          239,750     $  5,519,045
========================================================================

Food Retail-3.93%

Kroger Co. (The)(a)                             273,100        4,052,804
------------------------------------------------------------------------
Safeway Inc.(a)                                 131,000        3,026,100
========================================================================
                                                               7,078,904
========================================================================

General Merchandise Stores-1.87%

Target Corp.                                    112,100        3,376,452
========================================================================

Health Care Distributors & Services-1.29%

McKesson Corp.                                   78,000        2,325,180
========================================================================

Industrial Conglomerates-5.38%

General Electric Co.                            125,000        3,156,250
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               452,400        6,541,704
========================================================================
                                                               9,697,954
========================================================================

Industrial Machinery-2.03%

Illinois Tool Works Inc.                         59,600        3,659,440
========================================================================

Insurance Brokers-1.17%

Marsh & McLennan Cos., Inc.                      45,100        2,106,621
========================================================================

Integrated Telecommunication Services-1.90%

AT&T Corp.                                      261,700        3,412,568
========================================================================

Life & Health Insurance-1.52%

Prudential Financial, Inc.(a)                    94,000        2,744,800
========================================================================

Managed Health Care-1.71%

UnitedHealth Group Inc.                          33,900        3,083,205
========================================================================

Movies & Entertainment-2.57%

Walt Disney Co. (The)                           276,800        4,622,560
========================================================================

Multi-Utilities & Unregulated Power-1.79%

Duke Energy Corp.                               157,000        3,216,930
========================================================================

Oil & Gas Drilling-4.83%

ENSCO International Inc.                        159,000        4,299,360
------------------------------------------------------------------------
Transocean Inc.                                 200,277        4,402,089
========================================================================
                                                               8,701,449
========================================================================

Oil & Gas Equipment & Services-2.77%

Schlumberger Ltd. (Netherlands)                 124,200        4,981,662
========================================================================


                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Pharmaceuticals-3.13%

Pharmacia Corp.                                  54,857     $  2,358,851
------------------------------------------------------------------------
Wyeth                                            98,000        3,283,000
========================================================================
                                                               5,641,851
========================================================================

Photographic Products-1.65%

Eastman Kodak Co.                                90,100        2,968,795
========================================================================

Property & Casualty Insurance-3.11%

ACE Ltd. (Cayman Islands)                       140,300        4,314,225
------------------------------------------------------------------------
MGIC Investment Corp.                            30,600        1,283,976
========================================================================
                                                               5,598,201
========================================================================

Semiconductor Equipment-2.95%

Applied Materials, Inc.(a)                      354,000        5,320,620
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Systems Software-2.41%

Computer Associates International, Inc.          291,500    $  4,331,690
========================================================================

Telecommunications Equipment-1.21%

Motorola, Inc.                                   238,500       2,187,045
========================================================================
    Total Common Stocks (Cost $201,602,876)                  163,390,463
========================================================================

MONEY MARKET FUNDS-3.43%

STIC Liquid Assets Portfolio(b)                3,093,942       3,093,942
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        3,093,942       3,093,942
========================================================================
    Total Money Market Funds (Cost
      $6,187,884)                                              6,187,884
========================================================================
TOTAL INVESTMENTS-94.13% (Cost $207,790,760)                 169,578,347
========================================================================
OTHER ASSETS LESS LIABILITIES-5.87%                           10,567,874
========================================================================
NET ASSETS-100.00%                                          $180,146,221
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $207,790,760)                                  $169,578,347
-------------------------------------------------------------
Receivables for:
  Fund shares sold                                 11,059,450
-------------------------------------------------------------
  Dividends                                           241,465
-------------------------------------------------------------
Investment for deferred compensation plan              13,459
-------------------------------------------------------------
Other assets                                           31,100
=============================================================
    Total assets                                  180,923,821
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                              511,579
-------------------------------------------------------------
  Deferred compensation plan                           13,459
-------------------------------------------------------------
Accrued distribution fees                             169,586
-------------------------------------------------------------
Accrued trustees' fees                                    958
-------------------------------------------------------------
Accrued transfer agent fees                            52,482
-------------------------------------------------------------
Accrued operating expenses                             29,536
=============================================================
    Total liabilities                                 777,600
=============================================================
Net assets applicable to shares outstanding      $180,146,221
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                          $ 94,386,519
_____________________________________________________________
=============================================================
Class B                                          $ 63,976,578
_____________________________________________________________
=============================================================
Class C                                          $ 21,775,194
_____________________________________________________________
=============================================================
Class R                                          $      7,930
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                            10,256,870
_____________________________________________________________
=============================================================
Class B                                             7,055,270
_____________________________________________________________
=============================================================
Class C                                             2,401,565
_____________________________________________________________
=============================================================
Class R                                                   862
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       9.20
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.20 divided by
      94.50%)                                    $       9.74
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       9.07
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       9.07
_____________________________________________________________
=============================================================
Class R:
  Net asset value and offering price per share   $       9.20
_____________________________________________________________
=============================================================

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $5,993)                                        $  2,746,176
-------------------------------------------------------------
Dividends from affiliated money market funds          103,765
-------------------------------------------------------------
Interest                                               38,013
-------------------------------------------------------------
Security lending income                                 3,342
=============================================================
    Total investment income                         2,891,296
=============================================================

EXPENSES:

Advisory fees                                       1,168,281
-------------------------------------------------------------
Administrative services fees                           50,000
-------------------------------------------------------------
Custodian fees                                         41,450
-------------------------------------------------------------
Distribution fees -- Class A                          349,059
-------------------------------------------------------------
Distribution fees -- Class B                          697,535
-------------------------------------------------------------
Distribution fees -- Class C                          252,255
-------------------------------------------------------------
Distribution fees -- Class R                               17
-------------------------------------------------------------
Transfer agent fees                                   539,629
-------------------------------------------------------------
Trustees' fees                                          9,513
-------------------------------------------------------------
Other                                                 188,007
=============================================================
    Total expenses                                  3,295,746
=============================================================
Less: Fees waived                                        (793)
-------------------------------------------------------------
    Expenses paid indirectly                           (2,928)
=============================================================
    Net expenses                                    3,292,025
=============================================================
Net investment income (loss)                         (400,729)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                      (13,193,071)
-------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities         (26,617,408)
=============================================================
Net gain (loss) from investment securities        (39,810,479)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(40,211,208)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (400,729)   $   (169,797)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                           (13,193,071)     (3,723,278)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (26,617,408)    (12,281,495)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (40,211,208)    (16,174,570)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --         (42,840)
------------------------------------------------------------------------------------------
  Class B                                                               --         (23,006)
------------------------------------------------------------------------------------------
  Class C                                                               --          (9,037)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --         (23,272)
------------------------------------------------------------------------------------------
  Class B                                                               --         (16,266)
------------------------------------------------------------------------------------------
  Class C                                                               --          (6,794)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       47,013,800      70,108,784
------------------------------------------------------------------------------------------
  Class B                                                       19,109,813      62,478,722
------------------------------------------------------------------------------------------
  Class C                                                        6,186,422      21,795,123
------------------------------------------------------------------------------------------
  Class R                                                           10,003              --
==========================================================================================
    Net increase in net assets                                  32,108,830     138,086,844
==========================================================================================

NET ASSETS:

  Beginning of year                                            148,037,391       9,950,547
==========================================================================================
  End of year                                                 $180,146,221    $148,037,391
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $235,342,926    $163,417,511
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (18,649)        (12,543)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                            (16,965,643)     (3,772,572)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (38,212,413)    (11,595,005)
==========================================================================================
                                                              $180,146,221    $148,037,391
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

F. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $793.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $261,475 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $349,059, $697,535, $252,255 and $17, respectively.

  AIM Distributors retained commissions of $72,325 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $1,341, $136, $9,035, and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,327 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,920 and reductions in custodian fees of $8 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,928.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, there were no securities on loan to brokers. For the year ended October 31, 2002, the Fund received fees of $3,342 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                            2002        2001
--------------------------------------------------------------
Distributions paid from ordinary income   $     --    $121,215
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation)--investments                    $(39,118,476)
-------------------------------------------------------------
Temporary book/tax differences                        (18,649)
-------------------------------------------------------------
Capital loss carryforward                         (16,059,580)
-------------------------------------------------------------
Shares of beneficial interest                     235,342,926
=============================================================
                                                 $180,146,221
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for book and tax purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                             CAPITAL LOSS
  EXPIRATION                                 CARRYFORWARD
  -------------------------------------------------------
  October 31, 2009                           $ 2,651,488
  -------------------------------------------------------
  October 31, 2010                            13,408,092
  =======================================================
                                             $16,059,580
  _______________________________________________________
  =======================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $128,166,154 and $67,785,275, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $  6,614,421
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (45,732,897)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(39,118,476)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $208,696,823.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss reclassification on October 31, 2002, undistributed net investment income (loss) was increased by $394,623 and shares of beneficial interest decreased by $394,623. This reclassification had no effect on net assets of the Fund.


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     12,415,160*   $131,220,111*    7,153,461    $ 86,201,459
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,427,046      47,877,276     6,008,413      71,939,323
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,524,511      16,806,696     2,229,528      26,797,760
----------------------------------------------------------------------------------------------------------------------
  Class R**                                                          862          10,003            --              --
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --         5,215          60,966
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         3,133          36,546
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --         1,248          14,550
----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (8,433,346)    (84,206,311)   (1,372,417)    (16,153,641)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,777,520)*   (28,767,463)*    (839,944)     (9,497,147)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,028,142)    (10,620,274)     (429,406)     (5,017,187)
======================================================================================================================
                                                               6,128,571    $ 72,320,038    12,759,231    $154,382,629
______________________________________________________________________________________________________________________
======================================================================================================================

* Includes automatic conversion of 71,494 shares of Class B shares in the amount of $788,677 to 69,318 shares of Class A shares in the amount of $788,677.

** Class R shares commenced sales on June 3, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                                                        JUNE 30, 1999
                                                                                                       (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                              ----------------------------------         OCTOBER 31,
                                                               2002          2001          2000              1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.94       $ 12.05       $ 9.40            $10.00
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.01(a)       0.02(a)      0.07(a)           0.03
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.75)        (1.07)        2.88             (0.63)
=======================================================================================================================
    Total from investment operations                            (1.74)        (1.05)        2.95             (0.60)
=======================================================================================================================
Less distributions:
  Dividends from net investment income                             --         (0.04)       (0.18)               --
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         (0.02)       (0.12)               --
=======================================================================================================================
    Total distributions                                            --         (0.06)       (0.30)               --
=======================================================================================================================
Net asset value, end of period                                $  9.20       $ 10.94       $12.05            $ 9.40
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                (15.90)%       (8.74)%      32.21%            (6.00)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $94,387       $68,676       $5,888            $1,153
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.38%(c)      1.27%        1.25%             1.25%(d)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.38%(c)      1.36%        8.21%            10.02%(d)
=======================================================================================================================
Ratio of net investment income to average net assets             0.11%(c)      0.17%        0.62%             0.87%(d)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                            37%           18%          57%               10%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $99,731,035.
(d)  Annualized.

                                                                               CLASS B
                                                              ------------------------------------------
                                                                                          AUGUST 1, 2000
                                                                   YEAR ENDED              (DATE SALES
                                                                   OCTOBER 31,            COMMENCED) TO
                                                              ---------------------        OCTOBER 31,
                                                               2002          2001              2000
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.86       $ 12.02           $10.85
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)(a)     (0.06)(a)         0.00
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.73)        (1.05)            1.17
========================================================================================================
    Total from investment operations                            (1.79)        (1.11)            1.17
========================================================================================================
Less distributions:
  Dividends from net investment income                             --         (0.03)              --
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         (0.02)              --
========================================================================================================
    Total distributions                                            --         (0.05)              --
========================================================================================================
Net asset value, end of period                                $  9.07       $ 10.86           $12.02
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                (16.48)%       (9.25)%          10.78%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $63,977       $58,681           $2,815
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.02%(c)      1.95%            1.93%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.02%(c)      2.04%            8.89%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.53)%(c)    (0.51)%          (0.06)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate                                            37%           18%              57%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $69,753,529.
(d)  Annualized.

                                                                               CLASS C
                                                              ------------------------------------------
                                                                                          AUGUST 1, 2000
                                                                   YEAR ENDED              (DATE SALES
                                                                   OCTOBER 31,            COMMENCED) TO
                                                              ---------------------        OCTOBER 31,
                                                               2002          2001              2000
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.85       $ 12.02           $10.85
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)(a)     (0.06)(a)         0.00
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.72)        (1.06)            1.17
========================================================================================================
    Total from investment operations                            (1.78)        (1.12)            1.17
========================================================================================================
Less distributions:
  Dividends from net investment income                             --         (0.03)              --
--------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         (0.02)              --
========================================================================================================
    Total distributions                                            --         (0.05)              --
========================================================================================================
Net asset value, end of period                                $  9.07       $ 10.85           $12.02
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                (16.41)%       (9.33)%          10.78%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $21,775       $20,680           $1,248
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.02%(c)      1.95%            1.93%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.02%(c)      2.04%            8.89%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.53)%(c)    (0.51)%          (0.06)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate                                            37%           18%              57%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $25,225,493.
(d)  Annualized.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $11.60
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.00(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (2.40)
===========================================================================
    Total from investment operations                              (2.40)
===========================================================================
Net asset value, end of period                                   $ 9.20
___________________________________________________________________________
===========================================================================
Total return(b)                                                  (20.69)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    8
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.54%(c)
---------------------------------------------------------------------------
  Without fee waivers                                              1.54%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets       (0.05)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                              37%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $8,438.

Report of Independent Auditors

To the Shareholders of AIM Large Cap Core Equity Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Core Equity Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations, statement of changes in net assets, and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Core Equity Fund as of October 31, 2002, and the results of its operations, changes in its net assets, and financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.

                                                         /s/ ERNST & YOUNG LLP

Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-82.15%

Advertising-1.26%

Omnicom Group Inc.                                3,500    $   201,705
======================================================================

Aerospace & Defense-3.59%

Lockheed Martin Corp.                             1,100         63,690
----------------------------------------------------------------------
Northrop Grumman Corp.                            2,400        247,512
----------------------------------------------------------------------
Raytheon Co.                                      9,000        265,500
======================================================================
                                                               576,702
======================================================================

Apparel Retail-1.29%

Limited Brands                                   13,200        206,844
======================================================================

Banks-2.36%

Bank of America Corp.                             2,300        160,540
----------------------------------------------------------------------
Washington Mutual, Inc.                           6,100        218,136
======================================================================
                                                               378,676
======================================================================

Biotechnology-0.75%

Amgen Inc.(a)                                     2,600        121,056
======================================================================

Brewers-1.68%

Anheuser-Busch Cos., Inc.                         5,100        269,076
======================================================================

Building Products-2.07%

American Standard Cos. Inc.(a)                    2,600        173,420
----------------------------------------------------------------------
Masco Corp.                                       7,700        158,312
======================================================================
                                                               331,732
======================================================================

Computer & Electronics Retail-0.77%

Best Buy Co., Inc.(a)                             6,000        123,660
======================================================================

Computer Hardware-1.92%

International Business Machines Corp.             3,900        307,866
======================================================================

Construction Materials-0.84%

Vulcan Materials Co.                              4,000        134,240
======================================================================

Data Processing Services-2.47%

Automatic Data Processing, Inc.                   5,700        242,421
----------------------------------------------------------------------
Convergys Corp.(a)                               10,300        153,264
======================================================================
                                                               395,685
======================================================================

Diversified Financial Services-3.43%

Citigroup Inc.                                    6,000        221,700
----------------------------------------------------------------------
Morgan Stanley                                    3,200        124,544
----------------------------------------------------------------------
Principal Financial Group, Inc. (The)             7,300        204,765
======================================================================
                                                               551,009
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

Electric Utilities-0.32%

TXU Corp.                                         3,600    $    51,660
======================================================================

Electrical Components & Equipment-1.44%

Emerson Electric Co.                              4,800        231,264
======================================================================

Environmental Services-1.18%

Waste Management, Inc.                            8,200        188,764
======================================================================

Food Retail-2.08%

Kroger Co. (The)(a)                              12,500        185,500
----------------------------------------------------------------------
Safeway Inc.(a)                                   6,400        147,840
======================================================================
                                                               333,340
======================================================================

Footwear-1.00%

NIKE, Inc.-Class B                                3,400        160,446
======================================================================

General Merchandise Stores-2.61%

Target Corp.                                      6,800        204,816
----------------------------------------------------------------------
Wal-Mart Stores, Inc.                             4,000        214,200
======================================================================
                                                               419,016
======================================================================

Health Care Distributors & Services-2.06%

IMS Health Inc.                                  12,600        189,504
----------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         2,200        140,426
======================================================================
                                                               329,930
======================================================================

Health Care Equipment-0.82%

St. Jude Medical, Inc.(a)                         3,700        131,757
======================================================================

Health Care Supplies-1.74%

Alcon, Inc. (Switzerland)(a)                      6,800        278,936
======================================================================

Hotels, Resorts & Cruise Lines-0.75%

Carnival Corp.                                    4,600        120,152
======================================================================

Household Products-1.43%

Procter & Gamble Co. (The)                        2,600        229,970
======================================================================

Housewares & Specialties-0.52%

Newell Rubbermaid Inc.                            2,600         84,292
======================================================================

Industrial Machinery-2.48%

Dover Corp.                                       7,800        195,624
----------------------------------------------------------------------
Illinois Tool Works Inc.                          3,300        202,620
======================================================================
                                                               398,244
======================================================================

Integrated Oil & Gas-2.60%

ChevronTexaco Corp.                               2,000        135,260
----------------------------------------------------------------------
Exxon Mobil Corp.                                 8,400        282,744
======================================================================
                                                               418,004
======================================================================


                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

Leisure Products-0.67%

Mattel, Inc.                                      5,900    $   108,324
======================================================================

Life & Health Insurance-1.25%

Prudential Financial, Inc.(a)                     6,900        201,480
======================================================================

Oil & Gas Drilling-1.06%

GlobalSantaFe Corp.                               7,100        169,690
======================================================================

Oil & Gas Equipment & Services-0.92%

Baker Hughes Inc.                                 5,100        148,155
======================================================================

Oil & Gas Refining, Marketing &
  Transportation-0.86%

Valero Energy Corp.                               3,900        137,319
======================================================================

Packaged Foods & Meats-8.69%

ConAgra Foods, Inc.                              11,200        271,600
----------------------------------------------------------------------
General Mills, Inc.                               8,200        338,824
----------------------------------------------------------------------
Kellogg Co.                                       7,700        245,322
----------------------------------------------------------------------
Kraft Foods, Inc.-Class A                         6,200        244,900
----------------------------------------------------------------------
Sara Lee Corp.                                   12,900        294,507
======================================================================
                                                             1,395,153
======================================================================

Personal Products-3.15%

Avon Products, Inc.                               5,800        281,242
----------------------------------------------------------------------
Gillette Co. (The)                                7,500        224,100
======================================================================
                                                               505,342
======================================================================

Pharmaceuticals-5.76%

Abbott Laboratories                               3,200        133,984
----------------------------------------------------------------------
Johnson & Johnson                                 3,500        205,625
----------------------------------------------------------------------
Pfizer Inc.                                       7,100        225,567
----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        2,600        201,318
----------------------------------------------------------------------
Wyeth                                             4,700        157,450
======================================================================
                                                               923,944
======================================================================

Property & Casualty Insurance-2.07%

MGIC Investment Corp.                             2,800        117,488
----------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A(a)      3,664         48,622
----------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B(a)      4,437         59,988
----------------------------------------------------------------------
XL Capital Ltd.-Class A (Cayman Islands)          1,400        106,610
======================================================================
                                                               332,708
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

Publishing-0.96%

New York Times Co. (The)-Class A                  3,200    $   154,912
======================================================================

Railroads-1.57%

Norfolk Southern Corp.                            6,300        127,260
----------------------------------------------------------------------
Union Pacific Corp.                               2,100        124,005
======================================================================
                                                               251,265
======================================================================

Semiconductor Equipment-0.91%

KLA-Tencor Corp.(a)                               4,100        146,083
======================================================================

Semiconductors-3.24%

Intel Corp.                                      12,800        221,440
----------------------------------------------------------------------
STMicroelectronics N.V.-New York Shares
  (Netherlands)                                   1,200         23,604
----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                            9,650         75,463
----------------------------------------------------------------------
Texas Instruments Inc.                            4,900         77,714
----------------------------------------------------------------------
Xilinx, Inc.(a)                                   6,400        121,536
======================================================================
                                                               519,757
======================================================================

Soft Drinks-1.39%

Coca-Cola Co. (The)                               4,800        223,104
======================================================================

Specialty Chemicals-0.93%

Rohm & Haas Co.                                   4,500        149,714
======================================================================

Systems Software-5.26%

Computer Associates International, Inc.          22,800        338,808
----------------------------------------------------------------------
Microsoft Corp.(a)                                7,000        374,290
----------------------------------------------------------------------
Oracle Corp.(a)                                  12,800        130,432
======================================================================
                                                               843,530
======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $14,405,398)                          13,184,506
======================================================================

MONEY MARKET FUNDS-15.47%

STIC Liquid Assets Portfolio(b)                1,241,371     1,241,371
----------------------------------------------------------------------
STIC Prime Portfolio(b)                        1,241,371     1,241,371
======================================================================
    Total Money Market Funds (Cost
      $2,482,742)                                            2,482,742
======================================================================
TOTAL INVESTMENTS-97.62% (Cost $16,888,140)                 15,667,248
======================================================================
OTHER ASSETS LESS LIABILITIES-2.38%                            382,106
======================================================================
NET ASSETS-100.00%                                         $16,049,354
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $16,888,140)  $15,667,248
------------------------------------------------------------
Receivables for:
  Investments sold                                   243,697
------------------------------------------------------------
  Fund shares sold                                   211,253
------------------------------------------------------------
  Dividends                                           16,765
------------------------------------------------------------
  Amount due from advisor                              3,772
------------------------------------------------------------
Investment for deferred compensation plan              1,522
------------------------------------------------------------
Other assets                                          31,494
============================================================
     Total assets                                 16,175,751
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                              88,420
------------------------------------------------------------
  Deferred compensation plan                           1,522
------------------------------------------------------------
Accrued distribution fees                             11,190
------------------------------------------------------------
Accrued trustees' fees                                   858
------------------------------------------------------------
Accrued transfer agent fees                            4,683
------------------------------------------------------------
Accrued operating expenses                            19,724
============================================================
     Total liabilities                               126,397
============================================================
Net assets applicable to shares outstanding      $16,049,354
____________________________________________________________
============================================================


NET ASSETS:

Class A                                          $ 7,833,646
____________________________________________________________
============================================================
Class B                                          $ 7,100,180
____________________________________________________________
============================================================
Class C                                          $ 1,115,528
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                              900,607
____________________________________________________________
============================================================
Class B                                              820,620
____________________________________________________________
============================================================
Class C                                              128,990
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $      8.70
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.70 divided by
       94.50%)                                   $      9.21
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $      8.65
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $      8.65
____________________________________________________________
============================================================


Statement of Operations

For the period December 31, 2001 (date operations commenced) through October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $174)                                           $    66,651
-------------------------------------------------------------
Dividends from affiliated money market funds            9,850
-------------------------------------------------------------
Interest                                                6,602
=============================================================
     Total investment income                           83,103
=============================================================

EXPENSES:

Advisory fees                                          44,236
-------------------------------------------------------------
Administrative services fees                           41,781
-------------------------------------------------------------
Custodian fees                                         16,668
-------------------------------------------------------------
Distribution fees -- Class A                            9,410
-------------------------------------------------------------
Distribution fees -- Class B                           25,823
-------------------------------------------------------------
Distribution fees -- Class C                            6,272
-------------------------------------------------------------
Transfer agent fees                                    22,089
-------------------------------------------------------------
Trustees' fees                                          7,431
-------------------------------------------------------------
Registration and filing fees                           52,111
-------------------------------------------------------------
Printing                                               13,841
-------------------------------------------------------------
Professional fees                                      28,288
-------------------------------------------------------------
Other                                                   4,389
=============================================================
     Total expenses                                   272,339
=============================================================
Less: Fees waived and expenses reimbursed            (148,155)
-------------------------------------------------------------
    Expenses paid indirectly                             (106)
=============================================================
    Net expenses                                      124,078
=============================================================
Net investment income (loss)                          (40,975)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                         (206,181)
-------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities          (1,220,892)
=============================================================
Net gain (loss) from investment securities         (1,427,073)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                 $(1,468,048)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the period December 31, 2001 (date operations commenced) through October 31, 2002

                                                              OCTOBER 31,
                                                                 2002
-------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (40,975)
-------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (206,181)
-------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (1,220,892)
=========================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (1,468,048)
=========================================================================
Share transactions-net:
  Class A                                                       8,520,795
-------------------------------------------------------------------------
  Class B                                                       7,728,359
-------------------------------------------------------------------------
  Class C                                                       1,268,248
=========================================================================
    Net increase in net assets                                 16,049,354
=========================================================================

NET ASSETS:

  Beginning of period                                                  --
=========================================================================
  End of period                                               $16,049,354
_________________________________________________________________________
=========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $17,478,476
-------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (2,049)
-------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (206,181)
-------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (1,220,892)
=========================================================================
                                                              $16,049,354
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital. The Fund commenced operations on December 31, 2001.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.625% of the Fund's average daily nest assets in excess of $2 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 1.75% which may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM waived fees of $44,236 and reimbursed expenses of $103,919.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM was paid $41,781 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period December 31, 2001 (date operations commenced) through October 31, 2002, AFS retained $10,815 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the period December 31, 2001 (date operations commenced) through October 31, 2002, the Class A, Class B and Class C shares paid $9,410, $25,823 and $6,272, respectively.

  AIM Distributors retained commissions of $11,277 from sales of the Class A shares of the Fund during the period December 31, 2001 (date operations commenced) through October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period December 31, 2001 (date operations commenced) through October 31, 2002, AIM Distributors retained $0, $0 and $83 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the period December 31, 2001 (date operations commenced) through October 31, 2002, the Fund paid legal fees of $2,356 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the period December 31, 2001 (date operations commenced) through October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $94 and reductions in custodian fees of $12 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $106.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period December 31, 2001 (date operations commenced) through October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the period December 31, 2001 (date operations commenced) through October 31, 2002.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                  $(1,272,241)
------------------------------------------------------------
Temporary book/tax differences                        (2,049)
------------------------------------------------------------
Capital loss carryforward                           (154,832)
------------------------------------------------------------
Shares of beneficial interest                     17,478,476
============================================================
                                                 $16,049,354
____________________________________________________________
============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2010                                 $154,832
___________________________________________________________
===========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period December 31, 2001 (date operations commenced) through October 31, 2002 was $16,779,068 and $2,167,488, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $   137,259
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (1,409,500)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $(1,272,241)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $16,939,489.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of nondeductible stock issuance costs, a net operating loss reclassification and other items, on October 31, 2002, undistributed net investment income (loss) was increased by $38,926 and shares of beneficial interest was decreased by $38,926. This reclassification had no effect on the net assets of the Fund.


NOTE 9--SHARE INFORMATION

Changes in shares outstanding during the period December 31, 2001 (date operations commenced) through October 31, 2002 were as follows:

                                                                    OCTOBER 31,
                                                                        2002
                                                              ------------------------
                                                               SHARES        AMOUNT
--------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,170,454*   $10,859,545*
--------------------------------------------------------------------------------------
  Class B                                                       976,016      9,080,411
--------------------------------------------------------------------------------------
  Class C                                                       158,298      1,525,564
======================================================================================
Reacquired:
  Class A                                                      (269,847)    (2,338,750)
--------------------------------------------------------------------------------------
  Class B                                                      (155,396)*   (1,352,052)*
--------------------------------------------------------------------------------------
  Class C                                                       (29,308)      (257,316)
======================================================================================
                                                              1,850,217    $17,517,402
______________________________________________________________________________________
======================================================================================

* Includes automatic conversion of 2,981 shares of Class B shares in the amount of $25,596 to 2,855 shares of Class A shares in the amount of $25,596.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                   CLASS A
                                                              -----------------
                                                              DECEMBER 31, 2001
                                                              (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                    2002
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.03)(a)
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (1.27)
===============================================================================
    Total from investment operations                                 (1.30)
===============================================================================
Net asset value, end of period                                     $  8.70
_______________________________________________________________________________
===============================================================================
Total return(b)                                                     (13.00)%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $ 7,834
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    1.75%(c)
-------------------------------------------------------------------------------
  Without fee waivers                                                 4.26%(c)
===============================================================================
Ratio of net investment income (loss) to average net assets          (0.34)%(c)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                                                 42%
_______________________________________________________________________________
===============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,217,599.

                                                                   CLASS B
                                                              -----------------
                                                              DECEMBER 31, 2001
                                                              (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                    2002
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)(a)
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (1.27)
===============================================================================
    Total from investment operations                                 (1.35)
===============================================================================
Net asset value, end of period                                     $  8.65
_______________________________________________________________________________
===============================================================================
Total return(b)                                                     (13.50)%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $ 7,100
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    2.40%(c)
-------------------------------------------------------------------------------
  Without fee waivers                                                 4.91%(c)
===============================================================================
Ratio of net investment income (loss) to average net assets          (0.99)%(c)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                                                 42%
_______________________________________________________________________________
===============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,090,223.

                                                                   CLASS C
                                                              -----------------
                                                              DECEMBER 31, 2001
                                                              (DATE OPERATIONS
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                    2002
-------------------------------------------------------------------------------
Net asset value, beginning of period                               $ 10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.08)(a)
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                      (1.27)
===============================================================================
    Total from investment operations                                 (1.35)
===============================================================================
Net asset value, end of period                                     $  8.65
_______________________________________________________________________________
===============================================================================
Total return(b)                                                     (13.50)%
_______________________________________________________________________________
===============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $ 1,116
_______________________________________________________________________________
===============================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                    2.40%(c)
-------------------------------------------------------------------------------
  Without fee waivers                                                 4.91%(c)
===============================================================================
Ratio of net investment income (loss) to average net assets          (0.99)%(c)
_______________________________________________________________________________
===============================================================================
Portfolio turnover rate                                                 42%
_______________________________________________________________________________
===============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $750,568.

Report of Independent Auditors

To the Shareholders of AIM Large Cap Growth Fund and Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.24%

Aerospace & Defense-1.50%

Lockheed Martin Corp.                              34,000    $  1,968,600
-------------------------------------------------------------------------
United Technologies Corp.                          28,000       1,726,760
=========================================================================
                                                                3,695,360
=========================================================================

Apparel Retail-1.23%

Limited Brands                                     84,000       1,316,280
-------------------------------------------------------------------------
TJX Cos., Inc. (The)                               83,000       1,703,160
=========================================================================
                                                                3,019,440
=========================================================================

Apparel, Accessories & Luxury Goods-0.72%

Jones Apparel Group, Inc.(a)                       51,000       1,766,640
=========================================================================

Application Software-3.06%

Electronic Arts Inc.(a)                            55,000       3,581,600
-------------------------------------------------------------------------
Intuit Inc.(a)                                     76,000       3,945,920
=========================================================================
                                                                7,527,520
=========================================================================

Automobile Manufacturers-0.87%

Bayerische Motoren Werke A.G. (Germany)            60,000       2,140,938
=========================================================================

Banks-5.80%

Bank of America Corp.                              31,000       2,163,800
-------------------------------------------------------------------------
Charter One Financial, Inc.                        81,850       2,478,418
-------------------------------------------------------------------------
M & T Bank Corp.                                   18,000       1,474,560
-------------------------------------------------------------------------
North Fork Bancorp., Inc.                          53,000       2,038,380
-------------------------------------------------------------------------
U.S. Bancorp                                       67,000       1,413,030
-------------------------------------------------------------------------
Washington Mutual, Inc.                            75,000       2,682,000
-------------------------------------------------------------------------
Wells Fargo & Co.                                  40,000       2,018,800
=========================================================================
                                                               14,268,988
=========================================================================

Brewers-1.22%

Anheuser-Busch Cos., Inc.                          57,000       3,007,320
=========================================================================

Building Products-0.53%

Masco Corp.                                        64,000       1,315,840
=========================================================================

Casinos & Gambling-0.85%

Harrah's Entertainment, Inc.(a)                    50,000       2,100,000
=========================================================================

Computer Hardware-4.79%

Dell Computer Corp.(a)                            315,000       9,012,150
-------------------------------------------------------------------------
International Business Machines Corp.              35,000       2,762,900
=========================================================================
                                                               11,775,050
=========================================================================

Computer Storage & Peripherals-1.50%

Lexmark International, Inc.(a)                     62,000       3,684,040
=========================================================================

Consumer Finance-0.88%

MBNA Corp.                                        107,000       2,173,170
=========================================================================

Data Processing Services-1.28%

First Data Corp.                                   90,000       3,144,600
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


Diversified Commercial Services-3.32%

Apollo Group, Inc.-Class A(a)                      65,000    $  2,697,500
-------------------------------------------------------------------------
H&R Block, Inc.                                    60,000       2,662,800
-------------------------------------------------------------------------
Weight Watchers International, Inc.(a)             59,000       2,793,650
=========================================================================
                                                                8,153,950
=========================================================================

Diversified Financial Services-6.40%

Fannie Mae                                         27,000       1,805,220
-------------------------------------------------------------------------
Freddie Mac                                       113,000       6,958,540
-------------------------------------------------------------------------
Moody's Corp.                                      50,000       2,355,000
-------------------------------------------------------------------------
SLM Corp.                                          45,000       4,623,300
=========================================================================
                                                               15,742,060
=========================================================================

Electronic Equipment & Instruments-0.68%

Samsung Electronics Co., Ltd. (South Korea)         5,900       1,662,990
=========================================================================

General Merchandise Stores-0.78%

Wal-Mart Stores, Inc.                              36,000       1,927,800
=========================================================================

Health Care Equipment-5.35%

Becton, Dickinson & Co.                            83,000       2,449,330
-------------------------------------------------------------------------
Boston Scientific Corp.(a)                         98,000       3,687,740
-------------------------------------------------------------------------
Medtronic, Inc.                                    35,000       1,568,000
-------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          50,000       1,780,500
-------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           89,000       3,668,580
=========================================================================
                                                               13,154,150
=========================================================================

Health Care Facilities-1.84%

Tenet Healthcare Corp.(a)                         157,500       4,528,125
=========================================================================

Health Care Supplies-1.25%

Alcon, Inc. (Switzerland)(a)                       75,000       3,076,500
=========================================================================

Home Improvement Retail-2.19%

Home Depot, Inc. (The)                             87,000       2,512,560
-------------------------------------------------------------------------
Lowe's Cos., Inc.                                  69,000       2,879,370
=========================================================================
                                                                5,391,930
=========================================================================

Household Products-4.14%

Clorox Co.                                         60,000       2,695,800
-------------------------------------------------------------------------
Procter & Gamble Co. (The)                         56,000       4,953,200
-------------------------------------------------------------------------
Reckitt Benckiser PLC (United Kingdom)            140,000       2,541,722
=========================================================================
                                                               10,190,722
=========================================================================

Housewares & Specialties-2.36%

Fortune Brands, Inc.                               51,000       2,553,060
-------------------------------------------------------------------------
Newell Rubbermaid Inc.                            100,000       3,242,000
=========================================================================
                                                                5,795,060
=========================================================================

Industrial Conglomerates-2.22%

3M Co.                                             24,000       3,046,560
-------------------------------------------------------------------------
General Electric Co.                               96,000       2,424,000
=========================================================================
                                                                5,470,560
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Industrial Machinery-0.82%

ITT Industries, Inc.                               31,000    $  2,014,380
=========================================================================

Internet Retail-0.85%

eBay Inc.(a)                                       32,900       2,081,254
=========================================================================

Leisure Products-0.81%

Mattel, Inc.                                      108,000       1,982,880
=========================================================================

Life & Health Insurance-1.03%

AFLAC Inc.                                         83,600       2,544,784
=========================================================================

Managed Health Care-4.03%

Anthem, Inc.(a)                                    70,600       4,447,800
-------------------------------------------------------------------------
UnitedHealth Group Inc.                            60,000       5,457,000
=========================================================================
                                                                9,904,800
=========================================================================

Motorcycle Manufacturers-1.38%

Harley-Davidson, Inc.                              65,000       3,399,500
=========================================================================

Networking Equipment-1.93%

Cisco Systems, Inc.(a)                            424,000       4,740,320
=========================================================================

Office Services & Supplies-0.66%

Avery Dennison Corp.                               26,000       1,618,240
=========================================================================

Personal Products-1.69%

Avon Products, Inc.                                53,000       2,569,970
-------------------------------------------------------------------------
Gillette Co. (The)                                 53,000       1,583,640
=========================================================================
                                                                4,153,610
=========================================================================

Pharmaceuticals-11.28%

Allergan, Inc.                                     33,000       1,796,850
-------------------------------------------------------------------------
Johnson & Johnson                                 153,000       8,988,750
-------------------------------------------------------------------------
Novartis A.G. (Switzerland)                        38,000       1,448,379
-------------------------------------------------------------------------
Pfizer Inc.                                       342,000      10,865,340
-------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         60,000       4,645,800
=========================================================================
                                                               27,745,119
=========================================================================

Property & Casualty Insurance-1.79%

Ambac Financial Group, Inc.                        31,000       1,915,800
-------------------------------------------------------------------------
Progressive Corp.                                  45,000       2,475,000
=========================================================================
                                                                4,390,800
=========================================================================

Publishing-0.80%

Gannett Co., Inc.                                  26,000       1,974,180
=========================================================================

Restaurants-0.89%

Yum! Brands, Inc.(a)                               97,000       2,185,410
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


Semiconductor Equipment-0.58%

Applied Materials, Inc.(a)                         95,000    $  1,427,850
=========================================================================

Semiconductors-1.64%

Analog Devices, Inc.(a)                            56,000       1,500,800
-------------------------------------------------------------------------
Microchip Technology Inc.                          71,000       1,732,400
-------------------------------------------------------------------------
Texas Instruments Inc.                             51,000         808,860
=========================================================================
                                                                4,042,060
=========================================================================

Soft Drinks-2.02%

Coca-Cola Enterprises, Inc.                       107,000       2,550,880
-------------------------------------------------------------------------
PepsiCo, Inc.                                      55,000       2,425,500
=========================================================================
                                                                4,976,380
=========================================================================

Specialty Stores-3.94%

AutoZone, Inc.(a)                                  37,000       3,173,490
-------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                          58,000       2,056,680
-------------------------------------------------------------------------
Blockbuster Inc.-Class A                           68,000       1,629,960
-------------------------------------------------------------------------
Staples, Inc.(a)                                  182,000       2,821,000
=========================================================================
                                                                9,681,130
=========================================================================

Systems Software-6.34%

Microsoft Corp.(a)                                215,000      11,496,050
-------------------------------------------------------------------------
Oracle Corp.(a)                                   209,000       2,129,710
-------------------------------------------------------------------------
Symantec Corp.(a)                                  49,000       1,960,000
=========================================================================
                                                               15,585,760
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $242,606,462)                           239,161,210
=========================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. TREASURY SECURITIES-0.81%

U.S. Treasury Bills-0.81%

  1.63%, 12/19/02 (Cost $1,995,640)(b)         $2,000,000       1,995,640
=========================================================================

                                                 SHARES
MONEY MARKET FUNDS-1.94%

STIC Liquid Assets Portfolio(c)                 2,384,197       2,384,197
-------------------------------------------------------------------------
STIC Prime Portfolio(c)                         2,384,197       2,384,197
=========================================================================
    Total Money Market Funds (Cost
      $4,768,394)                                               4,768,394
=========================================================================
TOTAL INVESTMENTS-99.99% (Cost $249,370,496)                  245,925,244
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.01%                                19,112
=========================================================================
NET ASSETS-100.00%                                           $245,944,356
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $249,370,496)*                                 $245,925,244
-------------------------------------------------------------
Receivables for:
  Investments sold                                  4,827,370
-------------------------------------------------------------
  Fund shares sold                                    696,907
-------------------------------------------------------------
  Dividends                                           121,841
-------------------------------------------------------------
Investment for deferred compensation plan              17,077
-------------------------------------------------------------
Collateral for securities loaned                    2,126,650
-------------------------------------------------------------
Other assets                                           25,972
=============================================================
    Total assets                                  253,741,061
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             4,435,649
-------------------------------------------------------------
  Fund shares reacquired                              876,851
-------------------------------------------------------------
  Deferred compensation plan                           17,077
-------------------------------------------------------------
  Collateral upon return of securities loaned       2,126,650
-------------------------------------------------------------
Accrued distribution fees                             213,061
-------------------------------------------------------------
Accrued trustees' fees                                    779
-------------------------------------------------------------
Accrued transfer agent fees                            80,523
-------------------------------------------------------------
Accrued operating expenses                             46,115
=============================================================
    Total liabilities                               7,796,705
=============================================================
Net assets applicable to shares outstanding      $245,944,356
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                          $105,320,114
_____________________________________________________________
=============================================================
Class B                                          $104,039,933
_____________________________________________________________
=============================================================
Class C                                          $ 36,575,031
_____________________________________________________________
=============================================================
Class R                                          $      9,278
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                            14,281,935
_____________________________________________________________
=============================================================
Class B                                            14,448,671
_____________________________________________________________
=============================================================
Class C                                             5,076,179
_____________________________________________________________
=============================================================
Class R                                                 1,259
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       7.37
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.37 divided by
      94.50%)                                    $       7.80
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       7.20
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       7.21
_____________________________________________________________
=============================================================
Class R:
  Net asset value and offering price per share   $       7.37
_____________________________________________________________
=============================================================

* At October 31, 2002, securities with an aggregate market value of $2,108,802 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $21,274)                                       $  1,825,498
-------------------------------------------------------------
Dividends from affiliated money market funds          298,261
-------------------------------------------------------------
Interest                                               22,601
-------------------------------------------------------------
Security lending income                                19,706
=============================================================
    Total investment income                         2,166,066
=============================================================

EXPENSES:

Advisory fees                                       2,371,037
-------------------------------------------------------------
Administrative services fees                           87,337
-------------------------------------------------------------
Custodian fees                                         56,234
-------------------------------------------------------------
Distribution fees -- Class A                          466,743
-------------------------------------------------------------
Distribution fees -- Class B                        1,320,106
-------------------------------------------------------------
Distribution fees -- Class C                          507,688
-------------------------------------------------------------
Distribution fees -- Class R                               18
-------------------------------------------------------------
Transfer agent fees                                 1,497,914
-------------------------------------------------------------
Trustees' fees                                         10,132
-------------------------------------------------------------
Other                                                 232,830
=============================================================
    Total expenses                                  6,550,039
=============================================================
Less: Fees waived                                      (3,052)
-------------------------------------------------------------
    Expenses paid indirectly                           (5,183)
=============================================================
    Net expenses                                    6,541,804
=============================================================
Net investment income (loss)                       (4,375,738)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (85,726,890)
-------------------------------------------------------------
  Foreign currencies                                  (84,924)
-------------------------------------------------------------
  Futures contracts                                (1,875,220)
-------------------------------------------------------------
  Option contracts written                             34,439
=============================================================
                                                  (87,652,595)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                            38,162,533
-------------------------------------------------------------
  Foreign currencies                                      148
=============================================================
                                                   38,162,681
=============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts and
  option contracts                                (49,489,914)
=============================================================
Net increase (decrease) in net assets resulting
  from operations                                $(53,865,652)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (4,375,738)   $  (5,009,257)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (87,652,595)    (271,898,189)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    38,162,681      (66,317,198)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (53,865,652)    (343,224,644)
============================================================================================
Share transactions-net:
  Class A                                                       (10,042,539)      55,385,107
--------------------------------------------------------------------------------------------
  Class B                                                       (18,237,379)      79,498,885
--------------------------------------------------------------------------------------------
  Class C                                                       (12,801,049)      34,349,074
--------------------------------------------------------------------------------------------
  Class R                                                            10,502               --
============================================================================================
    Net increase (decrease) in net assets                       (94,936,117)    (173,991,578)
============================================================================================

NET ASSETS:

  Beginning of year                                             340,880,473      514,872,051
============================================================================================
  End of year                                                 $ 245,944,356    $ 340,880,473
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 640,049,335    $ 685,573,543
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (25,407)         (18,489)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (390,634,468)    (303,066,796)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and futures contracts         (3,445,104)     (41,607,785)
============================================================================================
                                                              $ 245,944,356    $ 340,880,473
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security.

     When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets over $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $3,052.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $87,337 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $907,446 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $466,743, $1,320,106, $507,688 and $18, respectively.

  AIM Distributors retained commissions of $89,304 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $4,846, $17, $15,054 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $5,602 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,176 and reductions in custodian fees of $7 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,183.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $2,108,802 were on loan to brokers. The loans were secured by cash collateral of $2,126,650 received by the Fund and invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $19,706 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                     ---------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --       $     --
----------------------------------------------------------
Written                                 120         34,439
----------------------------------------------------------
Expired                                (120)       (34,439)
==========================================================
End of year                              --       $     --
__________________________________________________________
==========================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                 $  (5,076,412)
-------------------------------------------------------------
Temporary book/tax differences                        (25,407)
-------------------------------------------------------------
Capital loss carryforward                        (389,003,160)
-------------------------------------------------------------
Shares of beneficial interest                     640,049,335
=============================================================
                                                $ 245,944,356
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies of $148. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2007                               $    380,100
-----------------------------------------------------------
October 31, 2008                                 27,182,658
-----------------------------------------------------------
October 31, 2009                                267,323,492
-----------------------------------------------------------
October 31, 2010                                 94,116,910
===========================================================
                                               $389,003,160
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $302,851,012 and $337,372,834, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 16,023,101
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (21,099,661)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $ (5,076,560)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $251,001,804.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and a net operating loss reclassification, on October 31, 2002, undistributed net investment income (loss) was increased by $4,368,820, undistributed net realized gain (loss) increased by $84,923 and shares of beneficial interest decreased by $4,453,743. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     5,296,167*    $46,126,883*    12,973,656    $ 170,871,961
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,444,001      28,987,280    10,999,634      148,982,917
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,465,202      12,332,848     4,827,150       63,219,920
-----------------------------------------------------------------------------------------------------------------------
  Class R**                                                        1,259          10,502            --               --
=======================================================================================================================
Reacquired:
  Class A                                                     (6,691,678)    (56,169,422)   (9,996,104)    (115,486,854)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (5,692,652)*   (47,224,659)*  (6,284,953)     (69,484,032)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (3,059,594)    (25,133,897)   (2,680,111)     (28,870,846)
=======================================================================================================================
                                                              (5,237,295)   $(41,070,465)    9,839,272    $ 169,233,066
_______________________________________________________________________________________________________________________
=======================================================================================================================

 * Includes automatic conversion of 139,167 shares of Class B shares in the amount of $1,177,906 to 136,498 shares of Class A shares in the amount of $1,177,906.
** Class R shares commenced sales on June 3, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                                                                                  MARCH 1, 1999
                                                                                                                 (DATE OPERATIONS
                                                                      YEAR ENDED OCTOBER 31,                      COMMENCED) TO
                                                          ----------------------------------------------           OCTOBER 31,
                                                            2002               2001               2000                 1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   8.82           $  17.74           $  11.29              $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.09)(a)          (0.08)(a)          (0.15)(a)           (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (1.36)             (8.84)              6.60                1.33
=================================================================================================================================
    Total from investment operations                         (1.45)             (8.92)              6.45                1.29
=================================================================================================================================
Net asset value, end of period                            $   7.37           $   8.82           $  17.74              $11.29
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             (16.44)%           (50.28)%            57.13%              13.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $105,320           $138,269           $225,255              $7,785
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                       1.70%(c)           1.57%              1.58%               1.53%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (1.01)%(c)         (0.72)%            (0.82)%             (0.59)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        111%               124%               113%                 21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $133,355,229.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.63%.

                                                                                           CLASS B
                                                              ------------------------------------------------------------------
                                                                                                                   APRIL 5, 1999
                                                                                                                    (DATE SALES
                                                                         YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                                              --------------------------------------------          OCTOBER 31,
                                                                2002               2001             2000               1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.67           $  17.54         $  11.25            $11.02
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.14)(a)          (0.16)(a)        (0.27)(a)         (0.08)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.33)             (8.71)            6.56              0.31
================================================================================================================================
    Total from investment operations                             (1.47)             (8.87)            6.29              0.23
================================================================================================================================
Net asset value, end of period                                $   7.20           $   8.67         $  17.54            $11.25
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                 (16.96)%           (50.57)%          55.91%             2.09%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $104,040           $144,747         $210,224            $5,183
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                           2.35%(c)           2.23%            2.24%             2.23%(d)(e)
================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.66)%(c)         (1.39)%          (1.48)%           (1.29)%(d)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                            111%               124%             113%               21%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $132,010,588.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33%.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                                                APRIL 5, 1999
                                                                                                                 (DATE SALES
                                                                       YEAR ENDED OCTOBER 31,                   COMMENCED) TO
                                                              -----------------------------------------          OCTOBER 31,
                                                               2002              2001            2000               1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.67           $ 17.55         $ 11.25            $11.02
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.14)(a)         (0.16)(a)       (0.27)(a)         (0.08)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.32)            (8.72)           6.57              0.31
=============================================================================================================================
    Total from investment operations                            (1.46)            (8.88)           6.30              0.23
=============================================================================================================================
Net asset value, end of period                                $  7.21           $  8.67         $ 17.55            $11.25
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                (16.84)%          (50.60)%         56.00%             2.09%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $36,575           $57,865         $79,392            $  901
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          2.35%(c)          2.23%           2.24%             2.23%(d)(e)
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.66)%(c)        (1.39)%         (1.48)%           (1.29)%(d)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           111%              124%            113%               21%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $50,768,768.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33%.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $  8.40
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.04)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.99)
===========================================================================
    Total from investment operations                               (1.03)
===========================================================================
Net asset value, end of period                                   $  7.37
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (12.26)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $     9
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets                             1.85%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (1.16)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                              111%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with general accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $8,971.

Report of Independent Auditors

To the Shareholders of AIM Mid Cap Growth Fund and Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Growth Fund as of October 31, 2002, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                          /s/ ERNST & YOUNG LLP

Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS-90.05%

Advertising-3.29%

Lamar Advertising Co.(a)                            75,000   $  2,545,500
-------------------------------------------------------------------------
Omnicom Group Inc.                                  35,000      2,017,050
=========================================================================
                                                                4,562,550
=========================================================================

Aerospace & Defense-1.25%

Alliant Techsystems Inc.(a)                         25,000      1,503,750
-------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)                 4,900        230,300
=========================================================================
                                                                1,734,050
=========================================================================

Air Freight & Logistics-1.25%

Expeditors International of Washington, Inc.        55,000      1,733,050
=========================================================================

Airlines-0.63%

Southwest Airlines Co.                              60,000        876,000
=========================================================================

Apparel Retail-3.83%

Abercrombie & Fitch Co.-Class A(a)                 100,000      1,782,000
-------------------------------------------------------------------------
Gap, Inc. (The)                                    170,000      2,000,900
-------------------------------------------------------------------------
Talbots, Inc. (The)                                 18,000        498,960
-------------------------------------------------------------------------
TJX Cos., Inc. (The)                                50,000      1,026,000
=========================================================================
                                                                5,307,860
=========================================================================

Application Software-2.76%

Activision, Inc.(a)                                 55,000      1,127,500
-------------------------------------------------------------------------
Mercury Interactive Corp.(a)                        25,000        659,250
-------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                 75,000      1,357,500
-------------------------------------------------------------------------
Siebel Systems, Inc.(a)                             90,000        676,800
=========================================================================
                                                                3,821,050
=========================================================================

Auto Parts & Equipment-0.75%

Gentex Corp.(a)                                     35,000      1,031,800
=========================================================================

Banks-0.47%

Comerica Inc.                                       15,000        654,900
=========================================================================

Biotechnology-0.74%

MedImmune, Inc.(a)                                  40,000      1,022,000
=========================================================================

Broadcasting & Cable TV-2.89%

Cox Radio, Inc.-Class A(a)                          30,000        712,200
-------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                      75,000      1,612,500
-------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)            65,000      1,684,150
=========================================================================
                                                                4,008,850
=========================================================================

Building Products-0.52%

Masco Corp.                                         35,000        719,600
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Computer & Electronics Retail-1.54%

Best Buy Co., Inc.(a)                               60,000   $  1,236,600
-------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                       17,000        901,340
=========================================================================
                                                                2,137,940
=========================================================================

Construction & Engineering-1.64%

Jacobs Engineering Group Inc.(a)                    75,000      2,271,750
=========================================================================

Consumer Finance-0.66%

Capital One Financial Corp.                         30,000        914,100
=========================================================================

Data Processing Services-6.42%

BISYS Group, Inc. (The)(a)                         110,000      1,969,000
-------------------------------------------------------------------------
Certegy Inc.(a)                                     35,000        735,000
-------------------------------------------------------------------------
DST Systems, Inc.(a)                                55,000      1,691,250
-------------------------------------------------------------------------
First Data Corp.                                    25,000        873,500
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                     25,000        781,000
-------------------------------------------------------------------------
Iron Mountain Inc.(a)                               60,000      1,692,600
-------------------------------------------------------------------------
Paychex, Inc.                                       20,000        576,400
-------------------------------------------------------------------------
Sabre Holdings Corp.                                30,000        575,400
=========================================================================
                                                                8,894,150
=========================================================================

Drug Retail-1.00%

CVS Corp.                                           50,000      1,386,500
=========================================================================

Electronic Equipment & Instruments-2.52%

Celestica Inc. (Canada)(a)                          75,000      1,035,000
-------------------------------------------------------------------------
Molex Inc.-Class A                                  19,200        446,016
-------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                     60,000        618,000
-------------------------------------------------------------------------
Waters Corp.(a)                                     55,000      1,384,900
=========================================================================
                                                                3,483,916
=========================================================================

Employment Services-2.12%

Manpower Inc.                                       25,000        852,500
-------------------------------------------------------------------------
Robert Half International Inc.(a)                  125,000      2,087,500
=========================================================================
                                                                2,940,000
=========================================================================

General Merchandise Stores-1.33%

Dollar Tree Stores, Inc.(a)                         70,000      1,840,300
=========================================================================

Health Care Distributors & Services-5.48%

AdvancePCS(a)                                       90,000      2,259,000
-------------------------------------------------------------------------
AMN Healthcare Services, Inc.(a)                    75,000      1,084,500
-------------------------------------------------------------------------
Express Scripts, Inc.(a)                            10,000        541,800
-------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)             25,000        602,500
-------------------------------------------------------------------------
Lincare Holdings Inc.(a)                            30,000      1,022,100
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Health Care Distributors & Services-(Continued)

McKesson Corp.                                      70,000   $  2,086,700
=========================================================================
                                                                7,596,600
=========================================================================

Health Care Equipment-1.20%

Apogent Technologies Inc.(a)                        60,000      1,090,800
-------------------------------------------------------------------------
Fisher Scientific International Inc.(a)             20,000        572,000
=========================================================================
                                                                1,662,800
=========================================================================

Health Care Facilities-2.02%

Community Health Systems Inc.(a)                    60,000      1,410,000
-------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                           16,500        474,375
-------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                            25,000        912,500
=========================================================================
                                                                2,796,875
=========================================================================

Health Care Supplies-0.59%

Alcon, Inc. (Switzerland)(a)                        20,000        820,400
=========================================================================

Homebuilding-0.41%

Centex Corp.                                        12,500        568,500
=========================================================================

Hotels, Resorts & Cruise Lines-0.84%

Starwood Hotels & Resorts Worldwide, Inc.           50,000      1,165,000
=========================================================================

Industrial Machinery-1.08%

Danaher Corp.                                       15,000        867,750
-------------------------------------------------------------------------
SPX Corp.(a)                                        15,000        630,150
=========================================================================
                                                                1,497,900
=========================================================================

Insurance Brokers-1.33%

Willis Group Holdings Ltd. (Bermuda)(a)             60,000      1,836,000
=========================================================================

IT Consulting & Services-1.84%

SunGard Data Systems Inc.(a)                       115,000      2,549,550
=========================================================================

Managed Health Care-3.21%

Anthem, Inc.(a)                                     35,000      2,205,000
-------------------------------------------------------------------------
Caremark Rx, Inc.(a)                                90,000      1,593,000
-------------------------------------------------------------------------
First Health Group Corp.(a)                         25,000        649,500
=========================================================================
                                                                4,447,500
=========================================================================

Multi-Line Insurance-0.44%

HCC Insurance Holdings, Inc.                        25,000        613,250
=========================================================================

Multi-Utilities & Unregulated Power-0.81%

El Paso Corp.                                       75,000        581,250
-------------------------------------------------------------------------
Mirant Corp.(a)                                    250,000        535,000
=========================================================================
                                                                1,116,250
=========================================================================

Networking Equipment-0.44%

Brocade Communications Systems, Inc.(a)             87,500        601,125
=========================================================================

Oil & Gas Drilling-6.69%

ENSCO International Inc.                           100,000      2,704,000
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
Oil & Gas Drilling-(Continued)

Nabors Industries, Ltd. (Bermuda)(a)                65,000   $  2,273,050
-------------------------------------------------------------------------
National-Oilwell, Inc.(a)                           75,000      1,563,750
-------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                       45,000      1,301,400
-------------------------------------------------------------------------
Rowan Cos., Inc.(a)                                 70,000      1,427,300
=========================================================================
                                                                9,269,500
=========================================================================

Oil & Gas Equipment & Services-2.81%

Smith International, Inc.(a)                        82,000      2,563,320
-------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)         33,000      1,321,320
=========================================================================
                                                                3,884,640
=========================================================================

Personal Products-1.05%

Estee Lauder Cos. Inc. (The)-Class A                50,000      1,456,000
=========================================================================

Pharmaceuticals-2.21%

King Pharmaceuticals, Inc.(a)                       50,000        767,500
-------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)             50,000      2,295,000
=========================================================================
                                                                3,062,500
=========================================================================

Property & Casualty Insurance-2.37%

ACE Ltd. (Cayman Islands)                           55,000      1,691,250
-------------------------------------------------------------------------
Radian Group Inc.                                   45,000      1,587,150
=========================================================================
                                                                3,278,400
=========================================================================

Publishing-0.77%

Scholastic Corp.(a)                                 24,000      1,059,600
=========================================================================

Restaurants-2.78%

Darden Restaurants, Inc.                            50,000        949,000
-------------------------------------------------------------------------
Jack in the Box Inc.(a)                             30,000        650,700
-------------------------------------------------------------------------
Outback Steakhouse, Inc.                            43,000      1,464,150
-------------------------------------------------------------------------
Wendy's International, Inc.                         25,000        792,000
=========================================================================
                                                                3,855,850
=========================================================================

Semiconductor Equipment-2.29%

Cabot Microelectronics Corp.(a)                     35,000      1,588,650
-------------------------------------------------------------------------
Novellus Systems, Inc.(a)                           50,000      1,580,000
=========================================================================
                                                                3,168,650
=========================================================================

Semiconductors-3.93%

Altera Corp.(a)                                     70,000        820,400
-------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                           85,000      1,018,300
-------------------------------------------------------------------------
Linear Technology Corp.                             25,000        691,000
-------------------------------------------------------------------------
Microchip Technology Inc.                           25,000        610,000
-------------------------------------------------------------------------
Micron Technology, Inc.(a)                         100,000      1,600,000
-------------------------------------------------------------------------
Semtech Corp.(a)                                    50,000        706,500
=========================================================================
                                                                5,446,200
=========================================================================

Soft Drinks-0.49%

Pepsi Bottling Group, Inc. (The)                    25,000        673,750
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Specialty Stores-4.87%

Barnes & Noble, Inc.(a)                             50,000   $  1,055,000
-------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                           20,000        709,200
-------------------------------------------------------------------------
Foot Locker, Inc.(a)                               105,000      1,029,000
-------------------------------------------------------------------------
Rent-A-Center, Inc.(a)                              20,000        887,000
-------------------------------------------------------------------------
Tiffany & Co.                                       40,000      1,047,200
-------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                            85,000      2,023,000
=========================================================================
                                                                6,750,400
=========================================================================

Systems Software-1.41%

Computer Associates International, Inc.             65,000        965,900
-------------------------------------------------------------------------
VERITAS Software Corp.(a)                           65,000        991,250
=========================================================================
                                                                1,957,150
=========================================================================

Telecommunications Equipment-2.59%

UTStarcom, Inc.(a)                                 210,000      3,586,800
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

Trading Companies & Distributors-0.49%

Fastenal Co.                                        20,000   $    679,000
=========================================================================
    Total Common Stocks (Cost $138,011,245)                   124,740,556
=========================================================================

MONEY MARKET FUNDS-9.41%

STIC Liquid Assets Portfolio(b)                  6,518,756      6,518,756
-------------------------------------------------------------------------
STIC Prime Portfolio(b)                          6,518,756      6,518,756
=========================================================================
    Total Money Market Funds (Cost
      $13,037,512)                                             13,037,512
=========================================================================
TOTAL INVESTMENTS-99.46% (Cost $151,048,757)                  137,778,068
=========================================================================
OTHER ASSETS LESS LIABILITIES-0.54%                               750,876
=========================================================================
NET ASSETS-100.00%                                           $138,528,944
_________________________________________________________________________
=========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $151,048,757)*                                    $137,778,068
----------------------------------------------------------------
Receivables for:
  Investments sold                                     4,417,647
----------------------------------------------------------------
  Fund shares sold                                       316,945
----------------------------------------------------------------
  Dividends                                               27,298
----------------------------------------------------------------
Investment for deferred compensation plan                 12,690
----------------------------------------------------------------
Collateral for securities loaned                       3,308,750
----------------------------------------------------------------
Other assets                                              31,711
================================================================
    Total assets                                     145,893,109
________________________________________________________________
================================================================

LIABILITIES:

Payables for:
  Investments purchased                                3,387,662
----------------------------------------------------------------
  Fund shares reacquired                                 402,094
----------------------------------------------------------------
  Deferred compensation plan                              12,690
----------------------------------------------------------------
  Collateral upon return of securities loaned          3,308,750
----------------------------------------------------------------
Accrued distribution fees                                118,083
----------------------------------------------------------------
Accrued trustees' fees                                       800
----------------------------------------------------------------
Accrued transfer agent fees                               89,941
----------------------------------------------------------------
Accrued operating expenses                                44,145
================================================================
    Total liabilities                                  7,364,165
================================================================
Net assets applicable to shares outstanding         $138,528,944
________________________________________________________________
================================================================

NET ASSETS:

Class A                                             $ 63,463,318
________________________________________________________________
================================================================
Class B                                             $ 58,654,251
________________________________________________________________
================================================================
Class C                                             $ 16,403,883
________________________________________________________________
================================================================
Class R                                             $      7,492
________________________________________________________________
================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                9,700,683
________________________________________________________________
================================================================
Class B                                                9,163,679
________________________________________________________________
================================================================
Class C                                                2,562,001
________________________________________________________________
================================================================
Class R                                                    1,146
________________________________________________________________
================================================================
Class A:
  Net asset value per share                         $       6.54
----------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.54 divided by 94.50%)    $       6.92
________________________________________________________________
================================================================
Class B:
  Net asset value and offering price per share      $       6.40
________________________________________________________________
================================================================
Class C:
  Net asset value and offering price per share      $       6.40
________________________________________________________________
================================================================
Class R:
  Net asset value and offering price per share      $       6.54
________________________________________________________________
================================================================

* At October 31, 2002, securities with an aggregate market value of $3,629,239 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,469)                                           $    393,962
----------------------------------------------------------------
Dividends from affiliated money market funds             262,194
----------------------------------------------------------------
Interest                                                      76
----------------------------------------------------------------
Security lending income                                   25,416
================================================================
    Total investment income                              681,648
================================================================

EXPENSES:

Advisory fees                                          1,620,211
----------------------------------------------------------------
Administrative services fees                              50,000
----------------------------------------------------------------
Custodian fees                                            49,246
----------------------------------------------------------------
Distribution fees -- Class A                             337,632
----------------------------------------------------------------
Distribution fees -- Class B                             822,210
----------------------------------------------------------------
Distribution fees -- Class C                             238,357
----------------------------------------------------------------
Distribution fees -- Class R                                  17
----------------------------------------------------------------
Transfer agent fees                                    1,053,288
----------------------------------------------------------------
Trustees' fees                                             9,394
----------------------------------------------------------------
Other                                                    217,745
================================================================
    Total expenses                                     4,398,100
================================================================
Less: Fees waived                                         (2,679)
----------------------------------------------------------------
    Expenses paid indirectly                              (3,916)
================================================================
    Net expenses                                       4,391,505
================================================================
Net investment income (loss)                          (3,709,857)
================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                         (51,459,202)
----------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                                6,176,897
================================================================
Net gain (loss) from investment securities           (45,282,305)
================================================================
Net increase (decrease) in net assets resulting
  from operations                                   $(48,992,162)
________________________________________________________________
================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (3,709,857)   $  (3,321,394)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (51,459,202)     (85,651,301)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                         6,176,897      (34,496,810)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 (48,992,162)    (123,469,505)
============================================================================================
Share transactions-net:
  Class A                                                        (8,529,105)      35,302,179
--------------------------------------------------------------------------------------------
  Class B                                                        (2,639,544)      30,599,965
--------------------------------------------------------------------------------------------
  Class C                                                        (1,653,044)       9,125,015
--------------------------------------------------------------------------------------------
  Class R                                                            10,003               --
============================================================================================
    Net increase (decrease) in net assets                       (61,803,852)     (48,442,346)
============================================================================================

NET ASSETS:

  Beginning of year                                             200,332,796      248,775,142
============================================================================================
  End of year                                                 $ 138,528,944    $ 200,332,796
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 314,422,132    $ 330,937,475
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (18,569)         (12,365)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                 (162,603,930)    (111,144,728)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (13,270,689)     (19,447,586)
============================================================================================
                                                              $ 138,528,944    $ 200,332,796
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets plus 0.75% of the Fund's average daily net assets over $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $2,679.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $610,985 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $337,632, $822,210, $238,357 and $17, respectively.

  AIM Distributors retained commissions of $70,433 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $1,045, $601, $14,782, and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C, and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,888 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,368 and reductions in custodian fees of $548 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,916.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $3,629,239 were on loan to brokers. The loans were secured by cash collateral of $3,308,750 received by the Fund and subsequently invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $25,416 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2002 and 2001.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments              $ (14,719,044)
----------------------------------------------------------
Temporary book/tax differences                     (18,569)
----------------------------------------------------------
Capital loss carryforward                     (161,155,575)
----------------------------------------------------------
Shares of beneficial interest                  314,422,132
==========================================================
                                             $ 138,528,944
__________________________________________________________
==========================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

  The temporary book/tax differences are the result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

The Fund's capital loss carryforward expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                   CARRYFORWARD
---------------------------------------------------------
October 31, 2008                             $ 23,619,065
---------------------------------------------------------
October 31, 2009                               86,724,292
---------------------------------------------------------
October 31, 2010                               50,812,218
=========================================================
                                             $161,155,575
_________________________________________________________
=========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $342,738,409 and $356,538,958, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                          $ 11,035,029
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (25,754,073)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(14,719,044)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $152,497,112.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of a net operating loss reclassification on October 31, 2002, undistributed net investment income (loss) was increased by $3,703,653 and shares of beneficial interest decreased by $3,703,653. This reclassification had no effect on net assets of the Fund.


NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      8,138,787*   $ 73,354,688*    7,467,674    $ 81,492,237
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,669,099      31,692,709     5,024,132      57,335,690
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,168,577      10,169,033     1,707,494      19,292,222
----------------------------------------------------------------------------------------------------------------------
  Class R**                                                        1,146          10,003            --              --
======================================================================================================================
Reacquired:
  Class A                                                     (9,446,798)    (81,883,793)   (4,452,029)    (46,190,058)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,198,791)*   (34,332,253)*  (2,619,664)    (26,735,725)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,442,681)    (11,822,077)     (973,019)    (10,167,207)
======================================================================================================================
                                                              (2,110,661)   $(12,811,690)    6,154,588    $ 75,027,159
______________________________________________________________________________________________________________________
======================================================================================================================

 * Includes automatic conversion of 76,507 shares of Class B shares in the amount of $635,418 to 74,934 shares of Class A shares in the amount of $635,418.
** Class R shares commenced sales on June 3, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                                                --------------------------------------------
                                                                                            NOVEMBER 1, 1999
                                                                     YEAR ENDED             (DATE OPERATIONS
                                                                     OCTOBER 31,             COMMENCED) TO
                                                                ---------------------         OCTOBER 31,
                                                                 2002          2001               2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  8.58       $ 14.38           $  10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.13)(a)     (0.11)(a)          (0.12)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.91)        (5.69)              4.50
============================================================================================================
    Total from investment operations                              (2.04)        (5.80)              4.38
============================================================================================================
Net asset value, end of period                                  $  6.54       $  8.58           $  14.38
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  (23.78)%      (40.33)%            43.80%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $63,463       $94,457           $114,913
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets                            1.83%(c)      1.65%              1.63%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets       (1.49)%(c)    (1.06)%            (0.76)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                             185%          173%               183%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $96,466,301.
(d)  Annualized.

                                                                                  CLASS B
                                                                --------------------------------------------
                                                                                            NOVEMBER 1, 1999
                                                                     YEAR ENDED             (DATE OPERATIONS
                                                                     OCTOBER 31,             COMMENCED) TO
                                                                ---------------------         OCTOBER 31,
                                                                 2002          2001               2000
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  8.45       $ 14.25           $  10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.18)(a)     (0.18)(a)          (0.22)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.87)        (5.62)              4.47
============================================================================================================
    Total from investment operations                              (2.05)        (5.80)              4.25
============================================================================================================
Net asset value, end of period                                  $  6.40       $  8.45           $  14.25
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                  (24.26)%      (40.70)%            42.50%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $58,654       $81,905           $103,893
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets                            2.48%(c)      2.32%              2.32%(d)
============================================================================================================
Ratio of net investment income (loss) to average net assets       (2.14)%(c)    (1.73)%            (1.45)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                                             185%          173%               183%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $82,221,008.
(d)  Annualized.

                                                                                    CLASS C
                                                                ------------------------------------------------
                                                                                                NOVEMBER 1, 1999
                                                                       YEAR ENDED                 (DATE SALES
                                                                       OCTOBER 31,               COMMENCED) TO
                                                                -------------------------         OCTOBER 31,
                                                                 2002              2001               2000
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  8.45           $ 14.26           $ 10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.18)(a)         (0.18)(a)         (0.22)(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.87)            (5.63)             4.48
================================================================================================================
    Total from investment operations                              (2.05)            (5.81)             4.26
================================================================================================================
Net asset value, end of period                                  $  6.40           $  8.45           $ 14.26
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                  (24.26)%          (40.74)%           42.60%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $16,404           $23,971           $29,969
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets                            2.48%(c)          2.32%             2.32%(d)
================================================================================================================
Ratio of net investment income (loss) to average net assets       (2.14)%(c)        (1.73)%           (1.45)%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                             185%              173%              183%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $23,835,757.
(d)  Annualized.

                                                                   CLASS R
                                                                -------------
                                                                JUNE 3, 2002
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 OCTOBER 31,
                                                                    2002
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $ 8.73
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.05)(a)
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (2.14)
=============================================================================
    Total from investment operations                                (2.19)
=============================================================================
Net asset value, end of period                                     $ 6.54
_____________________________________________________________________________
=============================================================================
Total return(b)                                                    (25.09)%
_____________________________________________________________________________
=============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $    7
_____________________________________________________________________________
=============================================================================
Ratio of expenses to average net assets                              1.98%(c)
=============================================================================
Ratio of net investment income (loss) to average net assets         (1.64)%(c)
_____________________________________________________________________________
=============================================================================
Portfolio turnover rate                                               185%
_____________________________________________________________________________
=============================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $8,077.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM U.S. Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM U.S. Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM U.S. Growth Fund as of October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002

                                                         MARKET
                                               SHARES    VALUE
----------------------------------------------------------------
COMMON STOCKS-98.24%

Aerospace & Defense-2.69%

Lockheed Martin Corp.                            240    $ 13,896
----------------------------------------------------------------
Northrop Grumman Corp.                           120      12,376
================================================================
                                                          26,272
================================================================

Air Freight & Logistics-0.87%

FedEx Corp.                                      160       8,510
================================================================

Airlines-1.03%

Southwest Airlines Co.                           690      10,074
================================================================

Apparel Retail-0.53%

TJX Cos., Inc. (The)                             250       5,130
================================================================

Application Software-0.53%

Electronic Arts Inc.(a)                           80       5,210
================================================================

Banks-6.90%

Bank of America Corp.                            210      14,658
----------------------------------------------------------------
Fifth Third Bancorp                              300      19,050
----------------------------------------------------------------
Synovus Financial Corp.                          930      19,056
----------------------------------------------------------------
Wells Fargo & Co.                                290      14,636
================================================================
                                                          67,400
================================================================

Biotechnology-1.05%

Amgen Inc.(a)                                    220      10,243
================================================================

Brewers-0.54%

Anheuser-Busch Cos., Inc.                        100       5,276
================================================================

Broadcasting & Cable TV-0.57%

Clear Channel Communications, Inc.(a)            150       5,557
================================================================

Casinos & Gambling-0.47%

Harrah's Entertainment, Inc.(a)                  110       4,620
================================================================

Computer & Electronics Retail-0.65%

CDW Computer Centers, Inc.(a)                    120       6,362
================================================================

Computer Hardware-2.20%

Dell Computer Corp.(a)                           750      21,457
================================================================

Consumer Finance-1.54%

MBNA Corp.                                       740      15,029
================================================================

Data Processing Services-2.19%

Concord EFS, Inc.(a)                             480       6,854
----------------------------------------------------------------
Fiserv, Inc.(a)                                  270       8,435
----------------------------------------------------------------
Paychex, Inc.                                    210       6,052
================================================================
                                                          21,341
================================================================

Department Stores-0.90%

Kohl's Corp.(a)                                  150       8,767
================================================================

                                                         MARKET
                                               SHARES    VALUE
----------------------------------------------------------------

Diversified Financial Services-5.70%

Citigroup Inc.                                   910    $ 33,625
----------------------------------------------------------------
Fannie Mae                                       330      22,064
================================================================
                                                          55,689
================================================================

Drug Retail-1.24%

Walgreen Co.                                     360      12,150
================================================================

Electric Utilities-1.09%

FPL Group, Inc.                                  180      10,616
================================================================

Food Distributors-1.17%

Sysco Corp.                                      360      11,405
================================================================

General Merchandise Stores-3.61%

Family Dollar Stores, Inc.                       180       5,542
----------------------------------------------------------------
Target Corp.                                     150       4,518
----------------------------------------------------------------
Wal-Mart Stores, Inc.                            470      25,169
================================================================
                                                          35,229
================================================================

Health Care Distributors & Services-0.57%

Cardinal Health, Inc.                             80       5,537
================================================================

Health Care Equipment-1.99%

Biomet, Inc.                                     280       8,249
----------------------------------------------------------------
Medtronic, Inc.                                  250      11,200
================================================================
                                                          19,449
================================================================

Health Care Facilities-0.71%

HCA Inc.                                         160       6,958
================================================================

Home Improvement Retail-1.21%

Home Depot, Inc. (The)                           150       4,332
----------------------------------------------------------------
Lowe's Cos., Inc.                                180       7,511
================================================================
                                                          11,843
================================================================

Household Products-1.54%

Procter & Gamble Co. (The)                       170      15,037
================================================================

Housewares & Specialties-0.73%

Newell Rubbermaid Inc.                           220       7,132
================================================================

Industrial Conglomerates-3.99%

3M Co.                                            60       7,616
----------------------------------------------------------------
General Electric Co.                           1,240      31,310
================================================================
                                                          38,926
================================================================

INDUSTRIAL MACHINERY-0.47%

Danaher Corp.                                     80       4,628
================================================================

INSURANCE BROKERS-1.01%

Marsh & McLennan Cos., Inc.                      210       9,809
================================================================

                                                         MARKET
                                               SHARES    VALUE
----------------------------------------------------------------

Integrated Oil & Gas-3.83%

ChevronTexaco Corp.                              130    $  8,792
----------------------------------------------------------------
Exxon Mobil Corp.                                850      28,611
================================================================
                                                          37,403
================================================================

Integrated Telecommunication Services-3.84%

AT&T Corp.                                       810      10,562
----------------------------------------------------------------
SBC Communications Inc.                          580      14,883
----------------------------------------------------------------
Verizon Communications Inc.                      320      12,083
================================================================
                                                          37,528
================================================================

Managed Health Care-0.84%

UnitedHealth Group Inc.                           90       8,186
================================================================

Metal & Glass Containers-0.79%

Ball Corp.                                       160       7,749
================================================================

Motorcycle Manufacturers-1.07%

Harley-Davidson, Inc.                            200      10,460
================================================================

Movies & Entertainment-1.95%

Viacom Inc.-Class B(a)                           190       8,476
----------------------------------------------------------------
Walt Disney Co. (The)                            630      10,521
================================================================
                                                          18,997
================================================================

Multi-Line Insurance-3.08%

American International Group, Inc.               480      30,024
================================================================

Multi-Utilities & Unregulated Power-1.15%

Duke Energy Corp.                                550      11,270
================================================================

Networking Equipment-1.21%

Cisco Systems, Inc.(a)                         1,060      11,851
================================================================

Oil & Gas Drilling-0.54%

Nabors Industries, Ltd. (Bermuda)(a)             150       5,246
================================================================

Oil & Gas Equipment & Services-1.02%

BJ Services Co.(a)                               170       5,156
----------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)      120       4,805
================================================================
                                                           9,961
================================================================

Oil & Gas Exploration & Production-0.50%

Apache Corp.                                      90       4,865
================================================================

Personal Products-0.98%

Gillette Co. (The)                               320       9,562
================================================================

Pharmaceuticals-10.45%

Bristol-Myers Squibb Co.                         620      15,258
----------------------------------------------------------------
Forest Laboratories, Inc.(a)                     100       9,799
----------------------------------------------------------------

                                                         MARKET
                                               SHARES    VALUE
----------------------------------------------------------------
Pharmaceuticals-(Continued)

Johnson & Johnson                                460    $ 27,025
----------------------------------------------------------------
Lilly (Eli) & Co.                                130       7,215
----------------------------------------------------------------
Merck & Co. Inc.                                 150       8,136
----------------------------------------------------------------
Pfizer Inc.                                      910      28,911
----------------------------------------------------------------
Wyeth                                            170       5,695
================================================================
                                                         102,039
================================================================

Property & Casualty Insurance-2.22%

Ambac Financial Group, Inc.                      350      21,630
================================================================

Restaurants-1.56%

Brinker International, Inc.(a)                   180       5,110
----------------------------------------------------------------
Starbucks Corp.(a)                               240       5,700
----------------------------------------------------------------
Wendy's International, Inc.                      140       4,435
================================================================
                                                          15,245
================================================================

Semiconductor Equipment-1.12%

Applied Materials, Inc.(a)                       370       5,561
----------------------------------------------------------------
KLA-Tencor Corp.(a)                              150       5,345
================================================================
                                                          10,906
================================================================

Semiconductors-4.21%

Intel Corp.                                      730      12,629
----------------------------------------------------------------
Linear Technology Corp.                          190       5,252
----------------------------------------------------------------
Microchip Technology Inc.                        950      23,180
================================================================
                                                          41,061
================================================================

Soft Drinks-1.90%

Coca-Cola Co. (The)                              400      18,592
================================================================

Specialty Chemicals-0.54%

Ecolab Inc.                                      110       5,308
================================================================

Specialty Stores-0.80%

Bed Bath & Beyond Inc.(a)                        220       7,801
================================================================

Systems Software-4.33%

Microsoft Corp.(a)                               790      42,241
================================================================

Tobacco-2.13%

Philip Morris Cos. Inc.                          510      20,783
================================================================

Trading Companies & Distributors-0.49%

Fastenal Co.                                     140       4,753
================================================================
    Total Common Stocks (Cost $971,141)                  959,117
================================================================
TOTAL INVESTMENTS-98.24% (Cost $971,141)                 959,117
================================================================
OTHER ASSETS LESS LIABILITIES-1.76%                       17,218
================================================================
NET ASSETS-100.00%                                      $976,335
________________________________________________________________
================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
OCTOBER 31, 2002

ASSETS:

Investments, at market value (cost $971,141)                                        $ 959,117
---------------------------------------------------------------------------------------------
Cash                                                                                   17,253
---------------------------------------------------------------------------------------------
Receivables for:
   Amount due from advisor                                                             13,538
---------------------------------------------------------------------------------------------
   Investments sold                                                                     1,859
---------------------------------------------------------------------------------------------
   Dividends                                                                              994
=============================================================================================
      Total assets                                                                    992,761
_____________________________________________________________________________________________
=============================================================================================

LIABILITIES:

Payables for:
Accrued trustees' fees                                                                    663
---------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                                 5
---------------------------------------------------------------------------------------------
Accrued operating expenses                                                             15,758
=============================================================================================
      Total liabilities                                                                16,426
=============================================================================================
Net assets applicable to shares outstanding                                         $ 976,335
_____________________________________________________________________________________________
=============================================================================================

NET ASSETS:

Class A                                                                             $ 390,533
_____________________________________________________________________________________________
=============================================================================================
Class B                                                                             $ 292,901
_____________________________________________________________________________________________
=============================================================================================
Class C                                                                             $ 292,901
_____________________________________________________________________________________________
=============================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                                                40,001
_____________________________________________________________________________________________
=============================================================================================
Class B                                                                                30,001
_____________________________________________________________________________________________
=============================================================================================
Class C                                                                                30,001
_____________________________________________________________________________________________
=============================================================================================
Class A :
   Net asset value per share                                                        $    9.76
---------------------------------------------------------------------------------------------
   Offering price per share:
      (Net asset value of $9.76 / 94.50%)                                           $   10.33
_____________________________________________________________________________________________
=============================================================================================
Class B :
   Net asset value and offering price per share                                     $    9.76
_____________________________________________________________________________________________
=============================================================================================
Class C :
   Net asset value and offering price per share                                     $    9.76
_____________________________________________________________________________________________
=============================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 30, 2002 (DATE OPERATIONS COMMENCED)
THROUGH OCTOBER 31, 2002

INVESTMENT INCOME:

Dividends                                                                           $   2,229
---------------------------------------------------------------------------------------------
Interest                                                                                  295
=============================================================================================
   Total investment income                                                              2,524
=============================================================================================

EXPENSES:

Advisory fees                                                                           1,237
---------------------------------------------------------------------------------------------
Administrative services fees                                                            8,493
---------------------------------------------------------------------------------------------
Custodian fees                                                                          2,442
---------------------------------------------------------------------------------------------
Distribution fees--Class A                                                                231
---------------------------------------------------------------------------------------------
Distribution fees--Class B                                                                495
---------------------------------------------------------------------------------------------
Distribution fees--Class C                                                                495
---------------------------------------------------------------------------------------------
Printing                                                                                9,280
---------------------------------------------------------------------------------------------
Professional fees                                                                      11,588
---------------------------------------------------------------------------------------------
Transfer agent fees                                                                        14
---------------------------------------------------------------------------------------------
Trustees' fees                                                                          2,652
---------------------------------------------------------------------------------------------
Other                                                                                     752
=============================================================================================
      Total expenses                                                                   37,679
=============================================================================================
Less:  Fees waived and expenses reimbursed                                            (34,778)
----------------------------------------------------------------------------------------------
      Expenses paid indirectly                                                            (13)
=============================================================================================
      Net expenses                                                                      2,888
=============================================================================================
Net investment income (loss)                                                             (364)
=============================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities                                   (11,307)
---------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment securities         (12,024)
=============================================================================================
Net gain (loss) from investment securities                                            (23,331)
=============================================================================================
Net increase (decrease) in net assets resulting from operations                     $ (23,695)
_____________________________________________________________________________________________
=============================================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE PERIOD AUGUST 30, 2002 (DATE OPERATIONS COMMENCED)
THROUGH OCTOBER 31, 2002

                                                                                  OCTOBER 31,
                                                                                     2002
                                                                                  -----------
OPERATIONS:
   Net investment income (loss)                                                     $    (364)
---------------------------------------------------------------------------------------------
   Net realized gain (loss) from investment securities                                (11,307)
---------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) of investment securities      (12,024)
=============================================================================================
      Net increase (decrease) in net assets resulting from operations                 (23,695)
=============================================================================================
Share transactions-net:
   Class A                                                                            400,010
---------------------------------------------------------------------------------------------
   Class B                                                                            300,010
---------------------------------------------------------------------------------------------
   Class C                                                                            300,010
=============================================================================================
      Net increase in net assets                                                      976,335
=============================================================================================

NET ASSETS:

   Beginning of period                                                                     --
=============================================================================================
   End of period                                                                    $ 976,335
_____________________________________________________________________________________________
=============================================================================================

NET ASSETS CONSIST OF:

   Shares of beneficial interest                                                    $ 993,105
---------------------------------------------------------------------------------------------
   Undistributed net investment income                                                  6,561
---------------------------------------------------------------------------------------------
   Undistributed net realized gain (loss) from investment securities                  (11,307)
---------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation) of investment securities                    (12,024)
=============================================================================================
                                                                                    $ 976,335
_____________________________________________________________________________________________
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

October 31, 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM U.S. Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund commenced operations August 30, 2002 and consists of three different classes of shares that are not currently available for sale: Class A shares, Class B shares and Class C shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS - Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES - Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.65% of the Fund's average daily nest assets in excess of $2 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 1.75% which may be terminated or modified at any time. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the period August 30, 2002 (date operations commenced) through October 31, 2002, AIM waived fees of $1,237 and reimbursed expenses of $32,320.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period August 30, 2002 (date operations commenced) through October 31, 2002, AIM was paid $8,493 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period August 30, 2002 (date operations commenced) through October 31, 2002, AFS retained $6 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. This waiver may be terminated or modified at any time. Pursuant to the master distribution agreements, for the period August 30, 2002 (date operations commenced) through October 31, 2002, AIM Distributors waived fees of $231, $495 and $495 for Class A, Class B and Class C shares, respectively.

  AIM Distributors retained commissions of $0 from sales of the Class A shares of the Fund during the period August 30, 2002 (date operations commenced) through October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period August 30, 2002 (date operations commenced) through October 31,

2002, AIM Distributors retained $0, $0 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the period August 30, 2002 (date operations commenced) through October 31, 2002, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES

For the period August 30, 2002 (date operations commenced) through October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2 and reductions in custodian fees of $11 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $13.

NOTE 4 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

There were no ordinary income or long-term capital distributions paid during the period August 30, 2002 (date operations commenced) through October 31, 2002.

Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

     Undistributed ordinary income                                    $        6,561
     Unrealized appreciation (depreciation) - investments                   (12,024)
     Capital loss carryforward                                              (11,307)
     Shares of beneficial interest                                           993,105
                                                                      ---------------
                                                                      $      976,335
                                                                      ===============

Unrealized appreciation (depreciation) is the same for tax and financial statement purposes.

The Fund's capital loss carryforward expires as follows:

                                          CAPITAL
        EXPIRATION                    LOSS CARRYFORWARD
     ----------------                 -----------------
     October 31, 2010                      $11,307


NOTE 6 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period August 30, 2002 (date operations commenced) through October 31, 2002 was $992,044 and $9,596, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment securities                  $       36,742
------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                       (48,766)
==========================================================================================
Net unrealized appreciation (depreciation) of investment securities         $      (12,024)
__________________________________________________________________________________________
==========================================================================================

Investments have the same costs for tax and financial statement purposes.

NOTE 7 - RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of stock issuance costs, and other items, on October 31, 2002, undistributed net investment income was increased by $6,925 and shares of beneficial interest decreased by $6,925. This reclassification had no effect on the net assets of the Fund.

NOTE 8 - SHARE INFORMATION

Changes in shares outstanding during the period August 30, 2002 (date operations commenced) through October 31, 2002 were as follows:

                                                  2002
                                    --------------------------------
                                       SHARES             AMOUNT
                                    ------------     ---------------
Sold:
  Class A *                               40,001     $       400,010
--------------------------------------------------------------------
  Class B *                               30,001             300,010
--------------------------------------------------------------------
  Class C *                               30,001             300,010
====================================================================
                                         100,003     $     1,000,030
____________________________________________________________________
====================================================================

* Currently all shares are owned by AIM.

NOTE 9 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding during the period August 30, 2002 (date operations commenced) through October 31, 2002.

                                                                             CLASS A
                                                                   ---------------------------
                                                                          AUGUST 30, 2002
                                                                   (DATE OPERATIONS COMMENCED)
                                                                          TO OCTOBER 31,
                                                                               2002
                                                                   ---------------------------
Net asset value, beginning of period                                         $   10.00
--------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                          0.00
--------------------------------------------------------------------------------------
   Net gains (losses) on securities (both realized and unrealized)               (0.24)
______________________________________________________________________________________
======================================================================================
      Total from investment operations                                           (0.24)
______________________________________________________________________________________
======================================================================================
Net asset value, end of period                                               $    9.76
______________________________________________________________________________________
======================================================================================
Total return (a)                                                                 (2.40)%
______________________________________________________________________________________
======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $     391
______________________________________________________________________________________
======================================================================================
Ratio of expenses to average net assets:
   With fee waivers and expense reimbursement                                     1.76%(b)
--------------------------------------------------------------------------------------
   Without fee waivers and expense reimbursement                                 22.45%(b)
______________________________________________________________________________________
======================================================================================
Ratio of net investment income (loss) to average net assets                      (0.22)%(b)
______________________________________________________________________________________
======================================================================================
Portfolio turnover rate                                                              1%
______________________________________________________________________________________
======================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include sales charges and is not annualized for periods less than one year.
(b)   Ratios are annualized and based on average daily net assets of $382,290.

                                                                             CLASS B
                                                                   ---------------------------
                                                                         AUGUST 30, 2002
                                                                   (DATE OPERATIONS COMMENCED)
                                                                          TO OCTOBER 31,
                                                                               2002
                                                                   ---------------------------
Net asset value, beginning of period                                         $   10.00
--------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                          0.00
--------------------------------------------------------------------------------------
   Net gains (losses) on securities (both realized and unrealized)               (0.24)
______________________________________________________________________________________
======================================================================================
      Total from investment operations                                           (0.24)
______________________________________________________________________________________
======================================================================================
Net asset value, end of period                                               $    9.76
______________________________________________________________________________________
======================================================================================
Total return (a)                                                                 (2.40)%
______________________________________________________________________________________
======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $    293
______________________________________________________________________________________
======================================================================================
Ratio of expenses to average net assets:
   With fee waivers and expense reimbursement                                     1.76%(b)
--------------------------------------------------------------------------------------
   Without fee waivers and expense reimbursement                                 23.10%(b)
______________________________________________________________________________________
======================================================================================
Ratio of net investment income (loss) to average net assets                      (0.22)%(b)
______________________________________________________________________________________
======================================================================================
Portfolio turnover rate                                                              1%
______________________________________________________________________________________
======================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)   Ratios are annualized and based on average daily net assets of $286,720.

                                                                             CLASS C
                                                                   ---------------------------
                                                                         AUGUST 30, 2002
                                                                   (DATE OPERATIONS COMMENCED)
                                                                         TO OCTOBER 31,
                                                                              2002
                                                                   ---------------------------
Net asset value, beginning of period                                         $   10.00
--------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                                          0.00
--------------------------------------------------------------------------------------
   Net gains (losses) on securities (both realized and unrealized)               (0.24)
______________________________________________________________________________________
======================================================================================
      Total from investment operations                                           (0.24)
______________________________________________________________________________________
======================================================================================
Net asset value, end of period                                               $    9.76
______________________________________________________________________________________
======================================================================================
Total return (a)                                                                 (2.40)%
______________________________________________________________________________________
======================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $     293
______________________________________________________________________________________
======================================================================================
Ratio of expenses to average net assets:
   With fee waivers and expense reimbursement                                     1.76%(b)
--------------------------------------------------------------------------------------
   Without fee waivers and expense reimbursement                                 23.10%(b)
______________________________________________________________________________________
======================================================================================
Ratio of net investment income (loss) to average net assets                      (0.22)%(b)
______________________________________________________________________________________
======================================================================================
Portfolio turnover rate                                                              1%
______________________________________________________________________________________
======================================================================================

(a) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(b)   Ratios are annualized and based on average daily net assets of $286,720.

Report of Independent Auditors

To the Shareholders of AIM Weingarten Fund and Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 2002, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Houston, Texas
December 10, 2002

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.40%

Advertising-0.74%

Omnicom Group Inc.                                350,000    $   20,170,500
===========================================================================

Aerospace & Defense-1.44%

L-3 Communications Holdings, Inc.(a)              200,000         9,400,000
---------------------------------------------------------------------------
Lockheed Martin Corp.                             250,000        14,475,000
---------------------------------------------------------------------------
United Technologies Corp.                         250,000        15,417,500
===========================================================================
                                                                 39,292,500
===========================================================================

Airlines-0.32%

Southwest Airlines Co.                            600,000         8,760,000
===========================================================================

Apparel Retail-2.15%

Gap, Inc. (The)                                 2,065,900        24,315,643
---------------------------------------------------------------------------
Limited Brands                                    600,000         9,402,000
---------------------------------------------------------------------------
Ross Stores, Inc.                                 250,000        10,462,500
---------------------------------------------------------------------------
TJX Cos., Inc. (The)                              700,000        14,364,000
===========================================================================
                                                                 58,544,143
===========================================================================

Application Software-0.76%

Electronic Arts Inc.(a)(b)                        150,000         9,768,000
---------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               600,000        10,860,000
===========================================================================
                                                                 20,628,000
===========================================================================

Automobile Manufacturers-0.52%

Bayerische Motoren Werke A.G. (Germany)           400,000        14,272,916
===========================================================================

Banks-2.91%

Bank of America Corp.                             600,000        41,880,000
---------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                  350,000         9,100,000
---------------------------------------------------------------------------
Kookmin Bank-ADR (South Korea)                    400,000        12,940,000
---------------------------------------------------------------------------
Synovus Financial Corp.                           750,000        15,367,500
===========================================================================
                                                                 79,287,500
===========================================================================

Biotechnology-0.93%

Gilead Sciences, Inc.(a)                          400,000        13,896,000
---------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                     250,000        11,505,000
===========================================================================
                                                                 25,401,000
===========================================================================

Brewers-0.68%

Anheuser-Busch Cos., Inc.                         350,000        18,466,000
===========================================================================

Broadcasting & Cable TV-1.28%

Clear Channel Communications, Inc.(a)             700,000        25,935,000
---------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          350,000         9,068,500
===========================================================================
                                                                 35,003,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Building Products-1.00%

American Standard Cos. Inc.(a)                    100,000    $    6,670,000
---------------------------------------------------------------------------
Masco Corp.                                     1,000,000        20,560,000
===========================================================================
                                                                 27,230,000
===========================================================================

Computer Hardware-3.49%

Dell Computer Corp.(a)                          2,000,000        57,220,000
---------------------------------------------------------------------------
Hewlett-Packard Co.                               900,000        14,220,000
---------------------------------------------------------------------------
International Business Machines Corp.             300,000        23,682,000
===========================================================================
                                                                 95,122,000
===========================================================================

Construction Materials-0.31%

Vulcan Materials Co.                              250,000         8,390,000
===========================================================================

Consumer Finance-1.30%

Household International, Inc.                     300,000         7,128,000
---------------------------------------------------------------------------
MBNA Corp.                                      1,400,000        28,434,000
===========================================================================
                                                                 35,562,000
===========================================================================

Data Processing Services-1.78%

First Data Corp.                                  400,000        13,976,000
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                   600,000        18,744,000
---------------------------------------------------------------------------
Paychex, Inc.                                     550,000        15,851,000
===========================================================================
                                                                 48,571,000
===========================================================================

Department Stores-2.00%

Federated Department Stores, Inc.(a)              400,000        12,280,000
---------------------------------------------------------------------------
Kohl's Corp.(a)                                   500,000        29,225,000
---------------------------------------------------------------------------
Nordstrom, Inc.                                   650,000        12,948,000
===========================================================================
                                                                 54,453,000
===========================================================================

Diversified Commercial Services-1.87%

Apollo Group, Inc.-Class A(a)                     350,000        14,525,000
---------------------------------------------------------------------------
Cendant Corp.(a)                                  800,000         9,200,000
---------------------------------------------------------------------------
H&R Block, Inc.                                   400,000        17,752,000
---------------------------------------------------------------------------
Weight Watchers International, Inc.(a)            200,000         9,470,000
===========================================================================
                                                                 50,947,000
===========================================================================

Diversified Financial Services-7.03%

American Express Co.                              450,000        16,366,500
---------------------------------------------------------------------------
Charles Schwab Corp. (The)                      1,500,000        13,770,000
---------------------------------------------------------------------------
Citigroup Inc.                                    750,000        27,712,500
---------------------------------------------------------------------------
Fannie Mae                                        300,000        20,058,000
---------------------------------------------------------------------------
Freddie Mac                                       450,000        27,711,000
---------------------------------------------------------------------------


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
Diversified Financial Services-(Continued)

Goldman Sachs Group, Inc. (The)                   400,000    $   28,640,000
---------------------------------------------------------------------------
J.P. Morgan Chase & Co.                         1,000,000        20,750,000
---------------------------------------------------------------------------
Moody's Corp.                                     200,000         9,420,000
---------------------------------------------------------------------------
SLM Corp.                                         150,000        15,411,000
---------------------------------------------------------------------------
Stilwell Financial, Inc.                        1,000,000        11,710,000
===========================================================================
                                                                191,549,000
===========================================================================

Drug Retail-1.09%

CVS Corp.                                         400,000        11,092,000
---------------------------------------------------------------------------
Walgreen Co.                                      550,000        18,562,500
===========================================================================
                                                                 29,654,500
===========================================================================

Employment Services-0.40%

Robert Half International Inc.(a)                 650,000        10,855,000
===========================================================================

Food Distributors-0.41%

Sysco Corp.                                       350,000        11,088,000
===========================================================================

Food Retail-0.78%

Kroger Co. (The)(a)                               650,000         9,646,000
---------------------------------------------------------------------------
Whole Foods Market, Inc.(a)                       250,000        11,663,500
===========================================================================
                                                                 21,309,500
===========================================================================

Footwear-0.52%

NIKE, Inc.-Class B                                300,000        14,157,000
===========================================================================

General Merchandise Stores-1.39%

Family Dollar Stores, Inc.                        350,000        10,776,500
---------------------------------------------------------------------------
Target Corp.                                      900,000        27,108,000
===========================================================================
                                                                 37,884,500
===========================================================================

Health Care Distributors & Services-2.30%

AdvancePCS(a)                                     400,000        10,040,000
---------------------------------------------------------------------------
AmerisourceBergen Corp.                           200,000        14,230,000
---------------------------------------------------------------------------
Cardinal Health, Inc.                             400,000        27,684,000
---------------------------------------------------------------------------
Express Scripts, Inc.(a)                          200,000        10,836,000
===========================================================================
                                                                 62,790,000
===========================================================================

Health Care Equipment-2.71%

Becton, Dickinson & Co.                           400,000        11,804,000
---------------------------------------------------------------------------
Boston Scientific Corp.(a)                        450,000        16,933,500
---------------------------------------------------------------------------
Medtronic, Inc.                                   450,000        20,160,000
---------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         300,000        10,683,000
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)(b)                       350,000        14,427,000
===========================================================================
                                                                 74,007,500
===========================================================================

Health Care Facilities-1.85%

HCA Inc.                                          500,000        21,745,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
Health Care Facilities-(Continued)

Tenet Healthcare Corp.(a)                       1,000,000    $   28,750,000
===========================================================================
                                                                 50,495,000
===========================================================================

Health Care Supplies-0.90%

Alcon, Inc. (Switzerland)(a)                      600,000        24,612,000
===========================================================================

Home Improvement Retail-2.35%

Home Depot, Inc. (The)                          1,350,000        38,988,000
---------------------------------------------------------------------------
Lowe's Cos., Inc.                                 600,000        25,038,000
===========================================================================
                                                                 64,026,000
===========================================================================

Hotels, Resorts & Cruise Lines-0.54%

Royal Caribbean Cruises Ltd.                      800,000        14,688,000
===========================================================================

Household Appliances-0.34%

Black & Decker Corp. (The)                        200,000         9,352,000
===========================================================================

Household Products-2.13%

Colgate-Palmolive Co.                             250,000        13,745,000
---------------------------------------------------------------------------
Procter & Gamble Co. (The)                        500,000        44,225,000
===========================================================================
                                                                 57,970,000
===========================================================================

Housewares & Specialties-0.77%

Newell Rubbermaid Inc.                            650,000        21,073,000
===========================================================================

Industrial Conglomerates-1.59%

Tyco International Ltd. (Bermuda)               3,000,000        43,380,000
===========================================================================

Industrial Gases-0.72%

Air Products & Chemicals, Inc.                    200,000         8,840,000
---------------------------------------------------------------------------
Praxair, Inc.                                     200,000        10,900,000
===========================================================================
                                                                 19,740,000
===========================================================================

Industrial Machinery-0.53%

Danaher Corp.                                     250,000        14,462,500
===========================================================================

Integrated Telecommunication Services-1.07%

AT&T Corp.                                      1,550,000        20,212,000
---------------------------------------------------------------------------
SBC Communications Inc.                           350,000         8,981,000
===========================================================================
                                                                 29,193,000
===========================================================================

Internet Retail-1.01%

Amazon.com, Inc.(a)                               600,000        11,616,000
---------------------------------------------------------------------------
eBay Inc.(a)                                      250,000        15,815,000
===========================================================================
                                                                 27,431,000
===========================================================================

Internet Software & Services-0.49%

Yahoo! Inc.(a)                                    900,000        13,428,000
===========================================================================

IT Consulting & Services-0.76%

Affiliated Computer Services, Inc.-Class A(a)     450,000        20,722,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Managed Health Care-2.94%

Aetna Inc.                                        350,000    $   14,105,000
---------------------------------------------------------------------------
Anthem, Inc.(a)                                   250,000        15,750,000
---------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              550,000         9,735,000
---------------------------------------------------------------------------
UnitedHealth Group Inc.                           300,000        27,285,000
---------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                 175,000        13,161,750
===========================================================================
                                                                 80,036,750
===========================================================================

Motorcycle Manufacturers-0.67%

Harley-Davidson, Inc.                             350,000        18,305,000
===========================================================================

Multi-Line Insurance-1.85%

American International Group, Inc.                650,000        40,657,500
---------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     250,000         9,875,000
===========================================================================
                                                                 50,532,500
===========================================================================

Networking Equipment-1.64%

Cisco Systems, Inc.(a)                          4,000,000        44,720,000
===========================================================================

Office Services & Supplies-0.34%

Avery Dennison Corp.                              150,000         9,336,000
===========================================================================

Oil & Gas Drilling-1.25%

ENSCO International Inc.                          250,000         6,760,000
---------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              500,000        17,485,000
---------------------------------------------------------------------------
Transocean Inc.                                   450,000         9,891,000
===========================================================================
                                                                 34,136,000
===========================================================================

Oil & Gas Equipment & Services-0.37%

Schlumberger Ltd. (Netherlands)                   250,000        10,027,500
===========================================================================

Oil & Gas Exploration & Production-0.37%

Devon Energy Corp.                                200,000        10,100,000
===========================================================================

Packaged Foods & Meats-0.34%

Sara Lee Corp.                                    400,000         9,132,000
===========================================================================

Personal Products-0.38%

Gillette Co. (The)                                350,000        10,458,000
===========================================================================

Pharmaceuticals-9.78%

Forest Laboratories, Inc.(a)                      100,000         9,799,000
---------------------------------------------------------------------------
Johnson & Johnson                                 950,000        55,812,500
---------------------------------------------------------------------------
Lilly (Eli) & Co.                                 400,000        22,200,000
---------------------------------------------------------------------------
Pfizer Inc.                                     1,000,000        31,770,000
---------------------------------------------------------------------------
Pharmacia Corp.                                 2,250,000        96,750,000
---------------------------------------------------------------------------
Wyeth                                           1,500,000        50,250,000
===========================================================================
                                                                266,581,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Property & Casualty Insurance-0.42%

XL Capital Ltd.-Class A (Bermuda)                 150,000    $   11,422,500
===========================================================================

Restaurants-0.74%

Starbucks Corp.(a)                                450,000        10,687,500
---------------------------------------------------------------------------
Wendy's International, Inc.                       300,000         9,504,000
===========================================================================
                                                                 20,191,500
===========================================================================

Semiconductor Equipment-6.45%

Applied Materials, Inc.(a)                      6,500,000        97,695,000
---------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               400,000        14,252,000
---------------------------------------------------------------------------
Lam Research Corp.(a)                           1,300,000        16,367,000
---------------------------------------------------------------------------
Novellus Systems, Inc.(a)                       1,500,000        47,400,000
===========================================================================
                                                                175,714,000
===========================================================================

Semiconductors-6.95%

Analog Devices, Inc.(a)                         1,250,000        33,500,000
---------------------------------------------------------------------------
Intel Corp.                                     1,700,000        29,410,000
---------------------------------------------------------------------------
Linear Technology Corp.                         1,000,000        27,640,000
---------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   350,000        11,144,000
---------------------------------------------------------------------------
Microchip Technology Inc.                       1,250,000        30,500,000
---------------------------------------------------------------------------
Micron Technology, Inc.(a)                      1,600,000        25,600,000
---------------------------------------------------------------------------
STMicroelectronics N.V.-New York Shares
  (Netherlands)                                   800,000        15,736,000
---------------------------------------------------------------------------
Texas Instruments Inc.                          1,000,000        15,860,000
===========================================================================
                                                                189,390,000
===========================================================================

Soft Drinks-0.51%

Coca-Cola Co. (The)                               300,000        13,944,000
===========================================================================

Specialty Chemicals-0.35%

Ecolab Inc.                                       200,000         9,650,000
===========================================================================

Specialty Stores-0.98%

Bed Bath & Beyond Inc.(a)                         750,000        26,595,000
===========================================================================

Systems Software-5.22%

Computer Associates International, Inc.         1,000,000        14,860,000
---------------------------------------------------------------------------
Microsoft Corp.(a)                              2,000,000       106,940,000
---------------------------------------------------------------------------
Oracle Corp.(a)                                 2,000,000        20,380,000
===========================================================================
                                                                142,180,000
===========================================================================

Telecommunications Equipment-0.38%

QUALCOMM Inc.(a)                                  300,000        10,356,000
===========================================================================

Tobacco-0.52%

Philip Morris Cos. Inc.                           350,000        14,262,500
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Wireless Telecommunication Services-0.79%

AT&T Wireless Services Inc.(a)                  1,500,000    $   10,305,000
---------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)          1,000,000        11,280,000
===========================================================================
                                                                 21,585,000
===========================================================================
    Total Common Stocks & Other Equity
       Interests (Cost $2,799,876,312)                        2,682,624,809
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

Money Market Funds-2.68%

STIC Liquid Assets Portfolio(c)                36,578,212    $   36,578,212
---------------------------------------------------------------------------
STIC Prime Portfolio(c)                        36,578,212        36,578,212
===========================================================================
    Total Money Market Funds (Cost
       $73,156,424)                                              73,156,424
===========================================================================
TOTAL INVESTMENTS-101.08% (Cost
  $2,873,032,736)(d)                                          2,755,781,233
===========================================================================
OTHER ASSETS LESS LIABILITIES-(1.08%)                           (29,484,351)
===========================================================================
NET ASSETS-100.00%                                           $2,726,296,882
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Non-income producing security.

(b) A portion of this security is subject to call options written. See Note 7.

(c) The money market fund and the Fund are affiliated by having the same investment advisor.

(d) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended October 31, 2002.

                                                                            CHANGE IN
                           MARKET VALUE     PURCHASE         SALES         UNREALIZED      MARKET VALUE    DIVIDEND    REALIZED
                            10/31/2001       AT COST        AT COST       APPR./(DEPR.)     10/31/2002      INCOME   GAIN/(LOSS)
                           ======================================================================================================
   Blockbuster Inc.-Class
   A                       $14,471,160     $66,246,373    $(78,186,855)    $(2,530,678)    $         -     $35,090   $(11,465,501)

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost $2,873,032,736)*    $2,755,781,233
---------------------------------------------------------------------
Foreign currencies, at value (cost $127)                          128
---------------------------------------------------------------------
Receivables for:
  Investments sold                                         86,174,507
---------------------------------------------------------------------
  Fund shares sold                                            748,513
---------------------------------------------------------------------
  Dividends                                                 1,728,725
---------------------------------------------------------------------
Investment for deferred compensation plan                     159,752
---------------------------------------------------------------------
Collateral for securities loaned                           48,365,000
---------------------------------------------------------------------
Other assets                                                  498,784
=====================================================================
     Total assets                                       2,893,456,642
_____________________________________________________________________
=====================================================================


LIABILITIES:

Payables for:
  Investments purchased                                   105,798,488
---------------------------------------------------------------------
  Fund shares reacquired                                    8,813,795
---------------------------------------------------------------------
  Options written (premiums received $585,867)                541,250
---------------------------------------------------------------------
  Deferred compensation plan                                  159,752
---------------------------------------------------------------------
  Collateral upon return of securities loaned              48,365,000
---------------------------------------------------------------------
Accrued distribution fees                                   1,661,024
---------------------------------------------------------------------
Accrued trustees' fees                                          2,610
---------------------------------------------------------------------
Accrued transfer agent fees                                 1,341,608
---------------------------------------------------------------------
Accrued operating expenses                                    476,233
=====================================================================
     Total liabilities                                    167,159,760
=====================================================================
Net assets applicable to shares outstanding            $2,726,296,882
_____________________________________________________________________
=====================================================================

NET ASSETS:

Class A                                                $2,104,660,220
_____________________________________________________________________
=====================================================================
Class B                                                $  533,223,559
_____________________________________________________________________
=====================================================================
Class C                                                $   86,454,751
_____________________________________________________________________
=====================================================================
Class R                                                $       75,548
_____________________________________________________________________
=====================================================================
Institutional Class                                    $    1,882,804
_____________________________________________________________________
=====================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                   222,166,712
_____________________________________________________________________
=====================================================================
Class B                                                    60,468,715
_____________________________________________________________________
=====================================================================
Class C                                                     9,794,273
_____________________________________________________________________
=====================================================================
Class R                                                         7,975
_____________________________________________________________________
=====================================================================
Institutional Class                                           190,038
_____________________________________________________________________
=====================================================================
Class A:
  Net asset value per share                            $         9.47
---------------------------------------------------------------------
  Offering price per share:
     (Net asset value of $9.47 divided by 94.50%)      $        10.02
_____________________________________________________________________
=====================================================================
Class B:
  Net asset value and offering price per share         $         8.82
_____________________________________________________________________
=====================================================================
Class C:
  Net asset value and offering price per share         $         8.83
_____________________________________________________________________
=====================================================================
Class R:
  Net asset value and offering price per share         $         9.47
_____________________________________________________________________
=====================================================================
Institutional Class:
  Net asset value and offering price per share         $         9.91
_____________________________________________________________________
=====================================================================


* At October 31, 2002, securities with an aggregate market value of $47,963,220 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $167,474)                                           $    25,641,915
---------------------------------------------------------------------
Dividends from affiliated money market funds                2,003,666
---------------------------------------------------------------------
Interest                                                       79,513
---------------------------------------------------------------------
Security lending income                                       568,605
=====================================================================
     Total investment income                               28,293,699
=====================================================================

EXPENSES:

Advisory fees                                              26,086,537
---------------------------------------------------------------------
Administrative services fees                                  450,564
---------------------------------------------------------------------
Custodian fees                                                267,075
---------------------------------------------------------------------
Distribution fees -- Class A                                9,600,534
---------------------------------------------------------------------
Distribution fees -- Class B                                7,658,196
---------------------------------------------------------------------
Distribution fees -- Class C                                1,234,983
---------------------------------------------------------------------
Distribution fees -- Class R                                       43
---------------------------------------------------------------------
Transfer agent fees                                        14,162,876
---------------------------------------------------------------------
Transfer agent fees -- Institutional Class                      2,990
---------------------------------------------------------------------
Trustees' fees                                                 22,833
---------------------------------------------------------------------
Other                                                       1,291,447
=====================================================================
     Total expenses                                        60,778,078
=====================================================================
Less: Fees waived                                             (28,985)
---------------------------------------------------------------------
    Expenses paid indirectly                                  (62,973)
=====================================================================
    Net expenses                                           60,686,120
=====================================================================
Net investment income (loss)                              (32,392,421)
=====================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                  (810,794,403)
---------------------------------------------------------------------
  Foreign currencies                                         (315,885)
---------------------------------------------------------------------
  Futures contracts                                        10,637,350
---------------------------------------------------------------------
  Option contracts written                                  3,889,123
=====================================================================
                                                         (796,583,815)
=====================================================================
Change in net unrealized appreciation (depreciation)
  of:
  Investment securities                                  (252,798,311)
---------------------------------------------------------------------
  Foreign currencies                                          413,050
---------------------------------------------------------------------
  Futures contracts                                         6,153,088
---------------------------------------------------------------------
  Option contracts written                                     44,617
=====================================================================
                                                         (246,187,556)
=====================================================================
Net gain (loss) from investment securities, foreign
  currencies, futures contracts and option contracts   (1,042,771,371)
=====================================================================
Net increase (decrease) in net assets resulting from
  operations                                          $(1,075,163,792)
_____________________________________________________________________
=====================================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002               2001
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (32,392,421)   $   (51,530,302)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    (796,583,815)    (2,619,839,284)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and option contracts                               (246,187,556)    (2,503,372,023)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (1,075,163,792)    (5,174,741,609)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --     (1,121,031,643)
------------------------------------------------------------------------------------------------
  Class B                                                                  --       (257,775,222)
------------------------------------------------------------------------------------------------
  Class C                                                                  --        (40,618,148)
------------------------------------------------------------------------------------------------
  Institutional Class                                                      --         (2,238,331)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (1,064,806,254)       270,194,498
------------------------------------------------------------------------------------------------
  Class B                                                        (180,109,268)       174,387,701
------------------------------------------------------------------------------------------------
  Class C                                                         (30,575,415)        38,305,460
------------------------------------------------------------------------------------------------
  Class R                                                              72,385                 --
------------------------------------------------------------------------------------------------
  Institutional Class                                              (5,419,461)          (703,710)
================================================================================================
    Net increase (decrease) in net assets                      (2,356,001,805)    (6,114,221,004)
================================================================================================

NET ASSETS:

  Beginning of year                                             5,082,298,687     11,196,519,691
================================================================================================
  End of year                                                 $ 2,726,296,882    $ 5,082,298,687
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 6,266,669,716    $ 7,580,212,372
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (437,153)          (433,499)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts and
    option contracts                                           (3,422,728,820)    (2,626,460,881)
------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, futures contracts and
    option contracts                                             (117,206,861)       128,980,695
================================================================================================
                                                              $ 2,726,296,882    $ 5,082,298,687
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class R shares and Institutional Class shares are sold at net asset value. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

I. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $28,985. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $450,564 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $7,929,845 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B, Class C and Class R shares paid $9,600,534, $7,658,196, $1,234,983 and $43, respectively.

  AIM Distributors retained commissions of $482,681 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $39,755, $181, $21,916 and $0 in contingent deferred sales charges imposed on redemptions of Class A, Class B, Class C and Class R shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $16,256 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.
NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $62,514 and reductions in custodian fees of $459 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $62,973.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.
NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $47,963,220 were on loan to brokers. The loans were secured by cash collateral of $48,365,000 received by the Fund and subsequently invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended October 31, 2002, the Fund received fees of $568,605 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                          --     $        --
-------------------------------------------------------------
Written                                45,149       8,998,111
-------------------------------------------------------------
Closed                                (40,828)     (7,924,598)
-------------------------------------------------------------
Exercised                              (1,821)       (487,646)
=============================================================
End of year                             2,500     $   585,867
_____________________________________________________________
=============================================================


  Open call option contracts written at October 31, 2002 were as follows:

                                                       OCTOBER 31,
                                                          2002         UNREALIZED
            CONTRACT   STRIKE   NUMBER OF   PREMIUMS     MARKET       APPRECIATION
ISSUE        MONTH     PRICE    CONTRACTS   RECEIVED      VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------
Electronic
  Arts
  Inc.       Dec-02     $70       1,500     $378,873    $333,750        $45,123
-----------------------------------------------------------------------------------
Zimmer
 Holdings,
  Inc.       Nov-02      40       1,000      206,994     207,500           (506)
===================================================================================
                                  2,500     $585,867    $541,250        $44,617
___________________________________________________________________________________
===================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                       2002          2001
--------------------------------------------------------------
Distributions paid from long-term
  capital gain                         $ --     $1,421,300,129
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $  (217,806,596)
--------------------------------------------------------------
Temporary book/tax differences                        (437,153)
--------------------------------------------------------------
Capital loss carryforward                       (3,322,129,085)
--------------------------------------------------------------
Shares of beneficial interest                    6,266,669,716
==============================================================
                                               $ 2,726,296,882
______________________________________________________________
==============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation on foreign currencies and options contracts written of $44,643.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                                CAPITAL LOSS
EXPIRATION                                      CARRYFORWARD
-------------------------------------------------------------
October 31, 2009                               $2,559,101,338
-------------------------------------------------------------
October 31, 2010                                  763,027,747
=============================================================
                                               $3,322,129,085
_____________________________________________________________
=============================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $8,582,126,797 and $9,241,130,432, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 167,346,747
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (385,197,986)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                         $(217,851,239)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $2,973,632,472.

NOTE 10--RECLASSIFICATIONS OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, a net operating loss reclassification, and other items, on October 31, 2002, undistributed net investment income increased by $32,388,767, undistributed net realized gains increased by $315,876 and shares of beneficial interest decreased by $32,704,643. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                           2002                               2001
                                                              -------------------------------    ------------------------------
                                                                 SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       16,965,953*   $   203,558,830*    30,268,361    $   534,842,502
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        5,995,984         66,787,479     13,914,532        238,827,916
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,919,777         21,362,371      4,329,075         74,411,514
-------------------------------------------------------------------------------------------------------------------------------
  Class R**                                                          7,975             72,385             --                 --
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               45,598            504,589         96,341          1,778,918
===============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                               --                 --     50,737,569      1,049,729,056
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --     12,575,383        245,330,006
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --      2,001,892         39,096,945
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                   --                 --         98,123          2,101,806
===============================================================================================================================
Reacquired:
  Class A                                                     (111,225,206)    (1,268,365,084)   (82,325,956)    (1,314,377,060)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (23,336,616)*     (246,896,747)*  (20,537,177)      (309,770,221)
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (4,815,984)       (51,937,786)    (4,874,492)       (75,202,999)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (438,298)        (5,924,050)      (254,314)        (4,584,434)
===============================================================================================================================
                                                              (114,880,817)   $(1,280,838,013)     6,029,337    $   482,183,949
_______________________________________________________________________________________________________________________________
===============================================================================================================================

 * Includes automatic conversion of 393,806 shares of Class B shares in the amount of $4,307,233 to 368,013 shares of Class A shares in the amount of $4,307,233.
** Class R shares commenced sales on June 3, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                         ------------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                         ------------------------------------------------------------------------
                                                            2002             2001          2000             1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    12.65       $    28.16    $    28.31       $    21.72    $    22.72
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.07)(a)        (0.10)        (0.14)(a)        (0.10)         0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (3.11)          (11.87)         3.18             8.16          2.38
=================================================================================================================================
    Total from investment operations                          (3.18)          (11.97)         3.04             8.06          2.40
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           --               --            --            (0.01)           --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --            (3.54)        (3.19)           (1.46)        (3.40)
=================================================================================================================================
    Total distributions                                          --            (3.54)        (3.19)           (1.47)        (3.40)
=================================================================================================================================
Net asset value, end of period                           $     9.47       $    12.65    $    28.16       $    28.31    $    21.72
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              (25.14)%         (47.38)%       10.61%           38.62%        12.34%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $2,104,660       $4,001,552    $8,948,781       $8,089,739    $6,094,178
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.33%(c)         1.21%         1.03%            1.03%         1.04%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.33%(c)         1.22%         1.07%            1.08%         1.09%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.64)%(c)       (0.56)%       (0.45)%          (0.38)%        0.07%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         217%             240%          145%             124%          125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $3,200,178,207.


                                                                                   CLASS B
                                                    ---------------------------------------------------------------------

                                                                           YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------------------------------
                                                      2002           2001         2000             1999            1998
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  11.86       $  26.82    $    27.29       $    21.12       $  22.34
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.15)(a)      (0.21)        (0.36)(a)        (0.30)(a)      (0.15)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (2.89)        (11.21)         3.08             7.93           2.33
=========================================================================================================================
    Total from investment operations                   (3.04)        (11.42)         2.72             7.63           2.18
=========================================================================================================================
Less distributions from net realized gains                --          (3.54)        (3.19)           (1.46)         (3.40)
=========================================================================================================================
Net asset value, end of period                      $   8.82       $  11.86    $    26.82       $    27.29       $  21.12
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                       (25.63)%       (47.75)%        9.76%           37.59%         11.45%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $533,224       $922,476    $1,927,514       $1,291,456       $705,750
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      2.04%(c)       1.92%         1.78%            1.82%          1.83%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   2.04%(c)       1.93%         1.82%            1.87%          1.87%
=========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.34)%(c)     (1.27)%       (1.20)%          (1.17)%        (0.72)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                  217%           240%          145%             124%           125%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales.
(c)  Ratios are based on average daily net assets of $765,819,603.


                                                                                         CLASS C
                                                              --------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------------
                                                               2002           2001        2000             1999         1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 11.87       $  26.85    $  27.30         $  21.14      $ 22.34
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.15)(a)      (0.21)      (0.36)(a)        (0.30)(a)    (0.15)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.89)        (11.23)       3.10             7.92         2.35
==============================================================================================================================
    Total from investment operations                            (3.04)        (11.44)       2.74             7.62         2.20
==============================================================================================================================
Less distributions from net realized gains                         --          (3.54)      (3.19)           (1.46)       (3.40)
==============================================================================================================================
Net asset value, end of period                                $  8.83       $  11.87    $  26.85         $  27.30      $ 21.14
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                (25.61)%       (47.77)%      9.83%           37.50%       11.54%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $86,455       $150,604    $301,590         $105,420      $23,107
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.04%(c)       1.92%       1.78%            1.82%        1.83%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.04%(c)       1.93%       1.82%            1.87%        1.87%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.34)%(c)     (1.27)%     (1.20)%          (1.17)%      (0.72)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                           217%           240%        145%             124%         125%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $123,498,266.

                                                                 CLASS R
                                                              -------------
                                                              JUNE 3, 2002
                                                               (DATE SALES
                                                              COMMENCED) TO
                                                               OCTOBER 31,
                                                                  2002
---------------------------------------------------------------------------
Net asset value, beginning of period                             $ 11.36
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.03)(a)
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.86)
===========================================================================
    Total from investment operations                               (1.89)
===========================================================================
Net asset value, end of period                                   $  9.47
___________________________________________________________________________
===========================================================================
Total return(b)                                                   (16.64)%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $    76
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.53%(c)
---------------------------------------------------------------------------
  Without fee waivers                                               1.53%(c)
===========================================================================
Ratio of net investment income (loss) to average net assets        (0.84)%(c)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                              217%
___________________________________________________________________________
===========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $20,882.


                                                                                 INSTITUTIONAL CLASS
                                                              ----------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                               2002          2001       2000           1999       1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.16       $ 29.00    $ 28.96       $  22.18    $ 23.05
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)(a)     (0.01)     (0.06)(a)       0.02       0.10
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (3.24)       (12.29)      3.29           8.32       2.43
========================================================================================================================
    Total from investment operations                            (3.25)       (12.30)      3.23           8.34       2.53
========================================================================================================================
Less distributions:
  Dividends from net investment income                             --            --         --          (0.10)        --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --         (3.54)     (3.19)         (1.46)     (3.40)
========================================================================================================================
    Total distributions                                            --         (3.54)     (3.19)         (1.56)     (3.40)
========================================================================================================================
Net asset value, end of period                                $  9.91       $ 13.16    $ 29.00       $  28.96    $ 22.18
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                (24.70)%      (47.11)%    11.07%         39.20%     12.79%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 1,883       $ 7,667    $18,634       $114,076    $72,884
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.82%(c)      0.69%      0.64%          0.63%      0.62%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            0.82%(c)      0.70%      0.68%          0.68%      0.67%
========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.12)%(c)    (0.04)%    (0.04)%         0.02%      0.49%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                           217%          240%       145%           124%       125%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles.
(c)  Ratios are based on average daily net assets of $2,341,287.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                                  MARKET
                                                  SHARES          VALUE
----------------------------------------------------------------------------
COMMON STOCKS-95.61%

AEROSPACE & DEFENSE-2.40%

Alliant Techsystems Inc.(a)                         500,000   $   26,860,000
----------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)                500,000       22,200,000
============================================================================
                                                                  49,060,000
============================================================================

AIR FREIGHT & LOGISTICS-1.26%

C.H. Robinson Worldwide, Inc.                       400,000       14,716,000
----------------------------------------------------------------------------
Expeditors International of Washington, Inc.        300,000       10,907,700
============================================================================
                                                                  25,623,700
============================================================================

APPAREL RETAIL-3.87%

Abercrombie & Fitch Co.-Class A(a)                  525,000       17,262,000
----------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            1,650,000       37,669,500
----------------------------------------------------------------------------
TJX Cos., Inc. (The)                              1,250,000       24,062,500
============================================================================
                                                                  78,994,000
============================================================================

APPLICATION SOFTWARE-1.10%

Intuit Inc.(a)                                      300,000       11,634,000
----------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A               375,000       10,803,750
============================================================================
                                                                  22,437,750
============================================================================

AUTO PARTS & EQUIPMENT-2.79%

Gentex Corp.(a)                                   1,000,000       30,200,000
----------------------------------------------------------------------------
Lear Corp.(a)                                       275,000       10,928,500
----------------------------------------------------------------------------
Superior Industries International, Inc.             400,000       15,824,000
============================================================================
                                                                  56,952,500
============================================================================

BANKS-1.18%

Southwest Bancorp. of Texas, Inc.(a)                300,000       10,194,000
----------------------------------------------------------------------------
TCF Financial Corp.                                 350,000       13,860,000
============================================================================
                                                                  24,054,000
============================================================================

BROADCASTING & CABLE TV-1.10%

Hispanic Broadcasting Corp.(a)                      500,000       12,825,000
----------------------------------------------------------------------------
Westwood One, Inc.(a)                               275,000        9,597,500
============================================================================
                                                                  22,422,500
============================================================================

COMPUTER & ELECTRONICS RETAIL-3.20%

Best Buy Co., Inc.(a)                               350,000       12,103,000
----------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                     1,250,000       53,300,000
============================================================================
                                                                  65,403,000
============================================================================

CONSTRUCTION & ENGINEERING-2.32%

Jacobs Engineering Group Inc.(a)                  1,150,000       47,322,500
============================================================================

CONSUMER FINANCE-0.69%

Doral Financial Corp. (Puerto Rico)                 350,000       14,003,500
============================================================================

                                                                  MARKET
                                                  SHARES          VALUE
----------------------------------------------------------------------------

DATA PROCESSING SERVICES-6.07%

CheckFree Corp.(a)                                  500,000   $   13,785,000
----------------------------------------------------------------------------
DST Systems, Inc.(a)                                775,000       23,792,500
----------------------------------------------------------------------------
Fiserv, Inc.(a)                                   1,315,000       38,713,600
----------------------------------------------------------------------------
Iron Mountain Inc.(a)                               300,000       11,955,000
----------------------------------------------------------------------------
Paychex, Inc.                                     1,150,000       35,811,000
============================================================================
                                                                 124,057,100
============================================================================

DEPARTMENT STORES-0.84%

Kohl's Corp.(a)                                     300,000       17,040,000
============================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.09%

Apollo Group, Inc.-Class A(a)                       250,000       13,549,750
----------------------------------------------------------------------------
Cintas Corp.                                        500,000       17,950,000
----------------------------------------------------------------------------
Corporate Executive Board Co. (The)(a)              275,000       11,272,250
============================================================================
                                                                  42,772,000
============================================================================

DIVERSIFIED FINANCIAL SERVICES-4.89%

Investors Financial Services Corp.                1,750,000       38,167,500
----------------------------------------------------------------------------
Legg Mason, Inc.                                    500,000       27,150,000
----------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                       550,000       34,633,500
============================================================================
                                                                  99,951,000
============================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.96%

Molex Inc.-Class A                                  250,000        5,075,000
----------------------------------------------------------------------------
National Instruments Corp.(a)                       450,000       14,436,000
============================================================================
                                                                  19,511,000
============================================================================

EMPLOYMENT SERVICES-2.15%

Robert Half International Inc.(a)                 2,700,000       43,956,000
============================================================================

GENERAL MERCHANDISE STORES-0.62%

Dollar Tree Stores, Inc.(a)                         500,000       12,725,000
============================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-10.59%

AmerisourceBergen Corp.                             800,000       46,280,000
----------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              2,600,000       51,766,000
----------------------------------------------------------------------------
Express Scripts, Inc.(a)                          1,000,000       58,960,000
----------------------------------------------------------------------------
Lincare Holdings Inc.(a)                            750,000       22,777,500
----------------------------------------------------------------------------
Omnicare, Inc.                                    1,000,000       26,520,000
----------------------------------------------------------------------------
Patterson Dental Co.(a)                             250,000       10,042,500
============================================================================
                                                                 216,346,000
============================================================================

                                                                  MARKET
                                                  SHARES          VALUE
----------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-3.70%

Biomet, Inc.                                        400,000   $   12,184,000
----------------------------------------------------------------------------
Cytyc Corp.(a)                                    1,000,000       13,200,000
----------------------------------------------------------------------------
ResMed Inc.                                       1,000,000       36,680,000
----------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                     250,000       13,465,000
============================================================================
                                                                  75,529,000
============================================================================

HEALTH CARE FACILITIES-3.66%

Community Health Systems Inc.(a)                  1,679,000       31,901,000
----------------------------------------------------------------------------
Health Management Associates, Inc.-Class A        2,508,300       42,791,598
============================================================================
                                                                  74,692,598
============================================================================

HEALTH CARE SUPPLIES-2.03%

Coopers Cos., Inc. (The)                            197,500        5,510,250
----------------------------------------------------------------------------
Fisher Scientific International Inc.(a)           1,250,000       36,012,500
============================================================================
                                                                  41,522,750
============================================================================

INDUSTRIAL MACHINERY-2.53%

Danaher Corp.                                       750,000       51,735,000
============================================================================

INSURANCE BROKERS-1.31%

Brown & Brown, Inc.                                 750,000       26,827,500
============================================================================

INTERNET RETAIL-0.45%

eBay Inc.(a)                                        100,000        9,277,000
============================================================================

IT CONSULTING & SERVICES-5.58%

Affiliated Computer Services, Inc.-Class A(a)     1,250,000       59,625,000
----------------------------------------------------------------------------
CACI International Inc.-Class A(a)                  325,000       11,352,250
----------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      2,000,000       43,000,000
============================================================================
                                                                 113,977,250
============================================================================

MANAGED HEALTH CARE-1.53%

First Health Group Corp.(a)                       1,250,000       31,312,500
============================================================================

MULTI-LINE INSURANCE-1.01%

HCC Insurance Holdings, Inc.                        750,000       20,625,000
============================================================================

OIL & GAS DRILLING-5.16%

ENSCO International Inc.                          1,250,000       31,750,000
----------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)                500,000       19,600,000
----------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                     1,163,200       38,490,288
----------------------------------------------------------------------------
Pride International, Inc.(a)                      1,000,000       15,520,000
============================================================================
                                                                 105,360,288
============================================================================

OIL & GAS EQUIPMENT & SERVICES-2.76%

National-Oilwell, Inc.(a)                         1,000,000       20,990,000
----------------------------------------------------------------------------
Smith International, Inc.(a)                        500,000       17,780,000
----------------------------------------------------------------------------
Varco International, Inc.(a)                      1,000,000       17,590,000
============================================================================
                                                                  56,360,000
============================================================================

                                                                  MARKET
                                                  SHARES          VALUE
----------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-0.84%

Newfield Exploration Co.(a)                         500,000   $   17,195,000
============================================================================

PHARMACEUTICALS-2.82%

Medicis Pharmaceutical Corp.-Class A(a)           1,000,000       57,640,000
============================================================================

RESTAURANTS-3.02%

Brinker International, Inc.(a)                      350,000       11,112,500
----------------------------------------------------------------------------
CBRL Group, Inc.                                    500,000       15,940,000
----------------------------------------------------------------------------
Cheesecake Factory Inc. (The)(a)                    300,000        9,477,000
----------------------------------------------------------------------------
Sonic Corp.(a)                                      624,950       16,879,900
----------------------------------------------------------------------------
Starbucks Corp.(a)                                  350,000        8,221,500
============================================================================
                                                                  61,630,900
============================================================================

SEMICONDUCTORS-1.48%

Linear Technology Corp.                             425,000       14,649,750
----------------------------------------------------------------------------
Microchip Technology Inc.                           750,000       15,592,500
============================================================================
                                                                  30,242,250
============================================================================

SPECIALTY CHEMICALS-0.74%

Valspar Corp. (The)                                 350,000       15,116,500
============================================================================

SPECIALTY STORES-4.24%

Bed Bath & Beyond Inc.(a)                         1,000,000       39,510,000
----------------------------------------------------------------------------
Regis Corp.                                         750,000       21,247,500
----------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          1,000,000       25,880,000
============================================================================
                                                                  86,637,500
============================================================================

SYSTEMS SOFTWARE-0.54%

Symantec Corp.(a)                                   250,000       10,987,500
============================================================================

TELECOMMUNICATIONS EQUIPMENT-2.11%

Avocent Corp.(a)                                    350,000       10,367,000
----------------------------------------------------------------------------
UTStarcom, Inc.(a)                                1,500,000       32,656,500
============================================================================
                                                                  43,023,500
============================================================================

TRADING COMPANIES & DISTRIBUTORS-1.98%

Fastenal Co.                                      1,170,000       40,470,300
============================================================================
    Total Common Stocks (Cost $1,729,109,929)                  1,952,793,886
============================================================================

                                                PRINCIPAL
                                                  AMOUNT
CONVERTIBLE NOTES-0.00%

AIRPORT SERVICES--0.00%

TIMCO Aviation Services, Inc., Jr. Unsec.
  Sub. PIK Notes, 8.00%, 01/02/07 (Cost $217)  $      2,174               12
============================================================================

                                                PRINCIPAL         MARKET
                                                  AMOUNT          VALUE
----------------------------------------------------------------------------

MONEY MARKET FUNDS-4.83%

STIC Liquid Assets Portfolio(b)                  49,284,758   $   49,284,758
----------------------------------------------------------------------------
STIC Prime Portfolio(b)                          49,284,758       49,284,758
============================================================================
    Total Money Market Funds (Cost
      $98,569,516)                                                98,569,516
============================================================================
TOTAL INVESTMENTS-100.44% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,827,679,662)                                              2,051,363,414
============================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED

MONEY MARKET FUNDS-26.57%

STIC Liquid Assets Portfolio(b)(c)              271,325,582      271,325,582
----------------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                      271,325,582      271,325,582
============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $542,651,164)                                        542,651,164
============================================================================
TOTAL INVESTMENTS--127.01% (Cost
  $2,370,330,826)                                              2,594,014,578
============================================================================
OTHER ASSETS LESS LIABILITIES-(27.01%)                          (551,626,407)
============================================================================
NET ASSETS-100.00%                                            $2,042,388,171
____________________________________________________________________________
============================================================================

Investment Abbreviations:

Jr.     - Junior
PIK     - Payment in Kind
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,370,330,826)*                           $ 2,594,014,578
------------------------------------------------------------
Receivables for:
  Investments sold                                 9,715,228
------------------------------------------------------------
  Fund shares sold                                 1,197,168
------------------------------------------------------------
  Dividends and interest                             384,222
------------------------------------------------------------
Investment for deferred compensation plan             85,644
------------------------------------------------------------
Other assets                                          53,478
============================================================
    Total assets                               2,605,450,318
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           13,187,286
------------------------------------------------------------
  Fund shares reacquired                           3,738,267
------------------------------------------------------------
  Deferred compensation plan                          85,644
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       542,651,164
------------------------------------------------------------
Accrued distribution fees                            777,052
------------------------------------------------------------
Accrued trustees' fees                                 2,141
------------------------------------------------------------
Accrued transfer agent fees                        2,027,684
------------------------------------------------------------
Accrued operating expenses                           592,909
============================================================
    Total liabilities                            563,062,147
============================================================
Net assets applicable to shares outstanding  $ 2,042,388,171
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 2,973,901,265
------------------------------------------------------------
Undistributed net investment income (loss)       (11,851,037)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                       (1,143,345,809)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     223,683,752
============================================================
                                             $ 2,042,388,171
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 1,747,540,195
____________________________________________________________
============================================================
Class B                                      $   223,273,347
____________________________________________________________
============================================================
Class C                                      $    68,956,276
____________________________________________________________
============================================================
Class R                                      $       469,450
____________________________________________________________
============================================================
Institutional Class                          $     2,148,903
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                          235,244,607
____________________________________________________________
============================================================
Class B                                           31,245,609
____________________________________________________________
============================================================
Class C                                            9,651,675
____________________________________________________________
============================================================
Class R                                               63,330
____________________________________________________________
============================================================
Institutional Class                                  287,423
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          7.43
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.43 divided by
      94.50%)                                $          7.86
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          7.15
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          7.14
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          7.41
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          7.48
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $532,957,007 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $13,150)         $  2,197,381
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       465,253
--------------------------------------------------------------------------
Interest                                                               372
--------------------------------------------------------------------------
Security lending income                                            508,911
==========================================================================
    Total investment income                                      3,171,917
==========================================================================

EXPENSES:

Advisory fees                                                    6,433,529
--------------------------------------------------------------------------
Administrative services fees                                       214,677
--------------------------------------------------------------------------
Custodian fees                                                      80,400
--------------------------------------------------------------------------
Distribution fees -- Class A                                     2,160,636
--------------------------------------------------------------------------
Distribution fees -- Class B                                     1,094,998
--------------------------------------------------------------------------
Distribution fees -- Class C                                       344,063
--------------------------------------------------------------------------
Distribution fees -- Class R                                           822
--------------------------------------------------------------------------
Transfer agent fees                                              4,069,223
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             212
--------------------------------------------------------------------------
Trustees' fees                                                      10,397
--------------------------------------------------------------------------
Other                                                              427,257
==========================================================================
    Total expenses                                              14,836,214
==========================================================================
Less: Fees waived and expenses paid indirectly                     (22,138)
==========================================================================
    Net expenses                                                14,814,076
==========================================================================
Net investment income (loss)                                   (11,642,159)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (33,523,970)
--------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                    77,572,162
==========================================================================
Net gain from investment securities                             44,048,192
==========================================================================
Net increase in net assets resulting from operations          $ 32,406,033
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                 APRIL 30,         OCTOBER 31,
                                                                   2003               2002
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (11,642,159)   $   (29,737,807)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (33,523,970)      (454,400,428)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                     77,572,162         70,396,760
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                    32,406,033       (413,741,475)
================================================================================================
Share transactions-net:
  Class A                                                         (79,429,052)      (368,156,521)
------------------------------------------------------------------------------------------------
  Class B                                                          (6,360,076)       (19,209,543)
------------------------------------------------------------------------------------------------
  Class C                                                          (4,567,151)        (8,446,307)
------------------------------------------------------------------------------------------------
  Class R                                                             318,105            133,795
------------------------------------------------------------------------------------------------
  Institutional Class                                               1,945,356            145,043
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           (88,092,818)      (395,533,533)
================================================================================================
    Net increase (decrease) in net assets                         (55,686,785)      (809,275,008)
================================================================================================

NET ASSETS:

  Beginning of period                                           2,098,074,956      2,907,349,964
================================================================================================
  End of period                                               $ 2,042,388,171    $ 2,098,074,956
________________________________________________________________________________________________
================================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $7,450.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $214,677 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $1,885,191 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B, Class C and Class R shares paid $2,160,636, $1,094,998, $344,063, and $822, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $124,584 in front-end sales commissions from the sale of Class A shares and $23,033, $0, $5,295 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $3,158 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $14,506 and reductions in custodian fees of $182 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $14,688.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $532,957,007 were on loan to brokers. The loans were secured by cash collateral of $542,651,164 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended April 30, 2003, the Fund received fees of $508,911 for securities lending.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
------------------------------------------------------------
October 31, 2009                              $  636,872,876
------------------------------------------------------------
October 31, 2010                                 463,739,024
============================================================
Total capital loss carryforward               $1,100,611,900
____________________________________________________________
============================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $506,959,627 and $559,739,460, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $299,470,416
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (83,323,499)
===========================================================
Net unrealized appreciation of investment
  securities                                   $216,146,917
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $2,377,867,661.

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2003               OCTOBER 31, 2002
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      18,207,485   $ 132,203,829    44,066,976   $ 384,377,775
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,550,073      17,724,756     6,507,666      55,189,130
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,011,760       7,032,708     2,934,855      24,752,456
-----------------------------------------------------------------------------------------------------------------------
  Class R*                                                         56,210         404,505        18,814         133,820
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                           270,382       1,958,544        18,865         145,043
=======================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                          94,732         677,567       182,647       1,563,408
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         (98,332)       (677,567)     (188,487)     (1,563,408)
=======================================================================================================================
Reacquired:
  Class A                                                     (29,559,036)   (212,310,448)  (87,574,389)   (754,097,704)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,405,205)    (23,407,265)   (8,963,129)    (72,835,265)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,679,287)    (11,599,859)   (4,058,002)    (33,198,763)
-----------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (11,691)        (86,400)           (3)            (25)
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            (1,824)        (13,188)           --              --
=======================================================================================================================
                                                              (12,564,733)  $ (88,092,818)  (47,054,187)  $(395,533,533)
_______________________________________________________________________________________________________________________
=======================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Institutional Class shares commenced sales on March 15, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A(a)
                                        -----------------------------------------------------------------------------------------
                                        SIX MONTHS
                                          ENDED                                   YEAR ENDED OCTOBER 31,
                                        APRIL 30,        ------------------------------------------------------------------------
                                           2003             2002             2001             2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $    7.30        $     8.68       $    18.41       $    13.90    $    10.04    $    12.49
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.04)(b)         (0.09)(b)        (0.09)(b)        (0.13)        (0.09)        (0.08)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.17             (1.29)           (6.34)           11.08          4.05         (1.93)
=================================================================================================================================
    Total from investment operations         0.13             (1.38)           (6.43)           10.95          3.96         (2.01)
=================================================================================================================================
Less distributions from net realized
  gains                                        --                --            (3.30)           (6.44)        (0.10)        (0.44)
=================================================================================================================================
Net asset value, end of period          $    7.43        $     7.30       $     8.68       $    18.41    $    13.90    $    10.04
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              1.78%           (15.90)%         (40.51)%          47.53%        39.73%       (16.36)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $1,747,540       $1,798,318       $2,516,407       $4,444,515    $2,808,451    $2,638,038
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                     1.36%(d)          1.32%            1.17%            1.04%         1.09%         1.06%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (1.05)%(d)        (1.00)%          (0.79)%          (0.77)%       (0.69)%       (0.64)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                     26%               68%              89%              79%           75%           69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,742,833,827.
(e)  Not annualized for periods less than one year.


                                                                        CLASS B(a)
                                        ---------------------------------------------------------------------------
                                                                                                      MARCH 1, 1999
                                        SIX MONTHS                                                    (DATE SALES
                                          ENDED                  YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                        APRIL 30,        --------------------------------------       OCTOBER 31,
                                          2003             2002           2001           2000            1999
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $   7.04        $   8.45       $  18.12       $  13.81          $ 10.85
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.06)(b)       (0.15)(b)      (0.17)(b)      (0.29)           (0.07)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.17           (1.26)         (6.20)         11.04             3.03
===================================================================================================================
    Total from investment operations         0.11           (1.41)         (6.37)         10.75             2.96
===================================================================================================================
Less distributions from net realized
  gains                                        --              --          (3.30)         (6.44)              --
===================================================================================================================
Net asset value, end of period           $   7.15        $   7.04       $   8.45       $  18.12          $ 13.81
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                              1.56%         (16.69)%       (40.90)%        46.29%           27.27%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $223,273        $226,806       $294,303       $374,010          $24,914
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net
  assets                                     2.11%(d)        2.07%          1.94%          1.86%            2.08%(e)
===================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (1.80)%(d)      (1.75)%        (1.55)%        (1.59)%          (1.68)%(e)
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate(f)                     26%             68%            89%            79%              75%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $220,814,456.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                       CLASS C(a)
                                                        -------------------------------------------------------------------------
                                                                                                                    MARCH 1, 1999
                                                        SIX MONTHS                                                  (DATE SALES
                                                         ENDED                  YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                        APRIL 30,        ------------------------------------       OCTOBER 31,
                                                          2003            2002          2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  7.04         $  8.45       $ 18.11       $  13.81          $10.85
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.06)(b)       (0.15)(b)     (0.17)(b)      (0.29)          (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             0.16           (1.26)        (6.19)         11.03            3.03
=================================================================================================================================
    Total from investment operations                        0.10           (1.41)        (6.36)         10.74            2.96
=================================================================================================================================
Less distributions from net realized gains                    --              --         (3.30)         (6.44)             --
=================================================================================================================================
Net asset value, end of period                           $  7.14         $  7.04       $  8.45       $  18.11          $13.81
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                             1.42%         (16.69)%      (40.86)%        46.21%          27.27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $68,956         $72,676       $96,640       $120,591          $6,807
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                     2.11%(d)        2.07%         1.94%          1.86%           2.08%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (1.80)%(d)      (1.75)%       (1.55)%        (1.59)%         (1.68)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                    26%             68%           89%            79%             75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $69,382,913.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                         CLASS R
                                                              ------------------------------
                                                                               JUNE 3, 2002
                                                              SIX MONTHS       (DATE SALES
                                                               ENDED           COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,
                                                                2003              2002
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 7.29            $  8.89
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)          (0.04)(a)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.17              (1.56)
============================================================================================
    Total from investment operations                              0.12              (1.60)
============================================================================================
Net asset value, end of period                                  $ 7.41            $  7.29
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   1.65%            (18.00)%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  469            $   137
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                           1.61%(c)           1.62%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets      (1.30)%(c)         (1.30)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                          26%                68%
____________________________________________________________________________________________
============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $331,382.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               MARCH 15, 2002
                                                              SIX MONTHS       (DATE SALES
                                                               ENDED           COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,
                                                                2003              2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 7.32            $  9.53
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)          (0.02)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.18              (2.19)
=============================================================================================
    Total from investment operations                              0.16              (2.21)
=============================================================================================
Net asset value, end of period                                  $ 7.48            $  7.32
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   2.19%            (23.19)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,149            $   138
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           0.81%(c)           0.81%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.50)%(c)         (0.49)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          26%                68%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $427,873.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

AIM BASIC VALUE II

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)


                                                                                     MARKET
                                                               SHARES                VALUE
---------------------------------------------------------------------------------------------
COMMON STOCK--98.05%

ADVERTISING--5.66%

Interpublic Group of Cos., Inc. (The)(a)                       2,300               $   26,220
---------------------------------------------------------------------------------------------
Omnicom Group Inc.                                               450                   27,855
=============================================================================================
                                                                                       54,075
=============================================================================================

AEROSPACE & DEFENSE--1.73%

Honeywell International Inc.                                     700                   16,520
=============================================================================================

APPAREL RETAIL--3.30%

Gap, Inc. (The)                                                1,900                   31,597
=============================================================================================

BANKS--2.64%

Bank One Corp.                                                   700                   25,235
=============================================================================================

BUILDING PRODUCTS--2.61%

American Standard Cos. Inc.(a)                                   350                   24,916
=============================================================================================

DATA PROCESSING SERVICES--4.91%

Ceridian Corp.(a)                                              1,400                   19,530
---------------------------------------------------------------------------------------------
First Data Corp.                                                 700                   27,461
=============================================================================================
                                                                                       46,991
=============================================================================================

DIVERSIFIED COMMERCIAL SERVICES--4.40%

Cendant Corp.(a)                                               2,000                   28,560
---------------------------------------------------------------------------------------------
H&R Block, Inc.                                                  350                   13,517
=============================================================================================
                                                                                       42,077
=============================================================================================

DIVERSIFIED FINANCIAL SERVICES--16.73%

Citigroup Inc.                                                 1,100                   43,175
---------------------------------------------------------------------------------------------
Freddie Mac                                                      500                   28,950
---------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                        1,000                   29,350
---------------------------------------------------------------------------------------------
Janus Capital Group Inc.                                       1,250                   17,375
---------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                      1,000                   41,050
=============================================================================================
                                                                                      159,900
=============================================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS--2.76%

Waters Corp.(a)                                                1,100                   26,411
=============================================================================================

EMPLOYMENT SERVICES--1.87%

Robert Half International Inc.(a)                              1,100                   17,908
=============================================================================================

ENVIRONMENTAL SERVICES--3.18%

Waste Management, Inc.                                         1,400                   30,408
=============================================================================================


                                                                                     MARKET
                                                               SHARES                VALUE
---------------------------------------------------------------------------------------------
FOOD RETAIL--3.86%

Kroger Co. (The)(a)                                            1,650                   23,595
---------------------------------------------------------------------------------------------
Safeway Inc.(a)                                                  800                   13,296
=============================================================================================
                                                                                       36,891
=============================================================================================

GENERAL MERCHANDISE STORES--2.10%

Target Corp.                                                     600                   20,064
=============================================================================================

HEALTH CARE DISTRIBUTORS & SERVICES--5.35%

IMS Health Inc.                                                1,700                   26,180
---------------------------------------------------------------------------------------------
McKesson Corp.                                                   900                   24,966
=============================================================================================
                                                                                       51,146
=============================================================================================

HEALTH CARE FACILITIES--2.86%

Tenet Healthcare Corp.(a)                                        800                   11,872
---------------------------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)                       400                   15,468
=============================================================================================
                                                                                       27,340
=============================================================================================

HOTELS, RESORTS & CRUISE LINES--2.81%

Starwood Hotels & Resorts Worldwide, Inc.                      1,000                   26,840
=============================================================================================

INDUSTRIAL CONGLOMERATES--3.75%

Tyco International Ltd. (Bermuda)                              2,300                   35,880
=============================================================================================

LEISURE PRODUCTS--2.74%

Brunswick Corp.                                                1,200                   26,196
=============================================================================================

MANAGED HEALTH CARE--3.39%

Aetna Inc.                                                       650                   32,370
=============================================================================================

OIL & GAS DRILLING--4.35%

Pride International, Inc.(a)                                   1,450                   22,504
---------------------------------------------------------------------------------------------
Transocean Inc. (Cayman Island)                                1,000                   19,050
=============================================================================================
                                                                                       41,554
=============================================================================================

OIL & GAS EQUIPMENT & SERVICES--1.89%

Weatherford International Ltd. (Bermuda)(a)                      450                   18,104
=============================================================================================

PHARMACEUTICALS--2.73%

Wyeth                                                            600                   26,118
=============================================================================================

PROPERTY & CASUALTY INSURANCE--5.02%

ACE Ltd. (Cayman Island)                                         850                   28,118
---------------------------------------------------------------------------------------------
Radian Group Inc.                                                500                   19,850
=============================================================================================
                                                                                       47,968
=============================================================================================

SEMICONDUCTOR EQUIPMENT--3.67%

Novellus Systems, Inc.(a)                                      1,250                   35,050
=============================================================================================


                                                                                     MARKET
                                                               SHARES                VALUE
---------------------------------------------------------------------------------------------
SYSTEMS SOFTWARE--3.74%

Computer Associates International, Inc.                        2,200                   35,728
---------------------------------------------------------------------------------------------
Total Common Stocks (Cost $946,004)                                                   937,287
---------------------------------------------------------------------------------------------
=============================================================================================
TOTAL INVESTMENTS--98.05%  (Cost $946,004)                                            937,287
---------------------------------------------------------------------------------------------
=============================================================================================
OTHER ASSETS LESS LIABILITIES--1.95%                                                   18,625
---------------------------------------------------------------------------------------------
=============================================================================================
NET ASSETS--100.00%                                                                $  955,912
---------------------------------------------------------------------------------------------
=============================================================================================

              Notes to Schedule of Investments:

(a)           Non-income producing security.

              See Notes to Financial Statements.

AIM BASIC VALUE II

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2003
(UNAUDITED)

ASSETS:

Investments, at market value (cost $946,004)                                           $   937,287
--------------------------------------------------------------------------------------------------
Cash                                                                                        19,871
--------------------------------------------------------------------------------------------------
Receivables for:
       Due from Advisor                                                                      7,987
--------------------------------------------------------------------------------------------------
       Dividends                                                                                63
--------------------------------------------------------------------------------------------------
Investment for deferred compensation plan                                                    1,802
==================================================================================================
Other assets                                                                                 1,289
==================================================================================================
            Total assets                                                                   968,299
--------------------------------------------------------------------------------------------------
==================================================================================================
LIABILITIES:

Payable for deferred compensation plan                                                       1,802
--------------------------------------------------------------------------------------------------
Accrued trustees' fees                                                                         746
--------------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                                    374
--------------------------------------------------------------------------------------------------
Accrued operating expenses                                                                   9,465
==================================================================================================
            Total liabilities                                                               12,387
==================================================================================================
Net assets applicable to shares outstanding                                            $   955,912
--------------------------------------------------------------------------------------------------
==================================================================================================

NET ASSETS CONSIST OF:

       Shares of beneficial interest                                                   $ 1,004,034
--------------------------------------------------------------------------------------------------
       Undistributed net investment income (loss)                                           (7,128)
--------------------------------------------------------------------------------------------------
       Undistributed net realized gain (loss) from investment securities                   (32,277)
--------------------------------------------------------------------------------------------------
       Unrealized appreciation (depreciation) of investment securities                      (8,717)
==================================================================================================
                                                                                       $   955,912
--------------------------------------------------------------------------------------------------
==================================================================================================

NET ASSETS:

Class A                                                                                $   382,362
--------------------------------------------------------------------------------------------------
==================================================================================================
Class B                                                                                $   286,775
--------------------------------------------------------------------------------------------------
==================================================================================================
Class C                                                                                $   286,775
--------------------------------------------------------------------------------------------------
==================================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                                                     40,476
--------------------------------------------------------------------------------------------------
==================================================================================================
Class B                                                                                     30,357
--------------------------------------------------------------------------------------------------
==================================================================================================
Class C                                                                                     30,357
--------------------------------------------------------------------------------------------------
==================================================================================================
Class A :
       Net asset value per share                                                       $      9.45
--------------------------------------------------------------------------------------------------
       Offering price per share:
            (Net asset value of $9.45 / 94.50%)                                        $     10.00
--------------------------------------------------------------------------------------------------
==================================================================================================

Class B :
       Net asset value and offering price per share                                    $      9.45
--------------------------------------------------------------------------------------------------
==================================================================================================

Class C :
       Net asset value and offering price per share                                    $      9.45
--------------------------------------------------------------------------------------------------
==================================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2003
(UNAUDITED)

INVESTMENT INCOME:


Dividends                                                                              $     5,604
==================================================================================================
EXPENSES:

Advisory fees                                                                                3,414
--------------------------------------------------------------------------------------------------
Administrative services fees                                                                24,795
--------------------------------------------------------------------------------------------------
Custodian fees                                                                                 124
--------------------------------------------------------------------------------------------------
Distribution fees--Class A                                                                     637
--------------------------------------------------------------------------------------------------
Distribution fees--Class B                                                                   1,366
--------------------------------------------------------------------------------------------------
Distribution fees--Class C                                                                   1,366
--------------------------------------------------------------------------------------------------
Transfer agent fees                                                                            291
--------------------------------------------------------------------------------------------------
Trustees' fees                                                                               4,291
--------------------------------------------------------------------------------------------------
Printing                                                                                     4,867
--------------------------------------------------------------------------------------------------
Professional fees                                                                           10,284
--------------------------------------------------------------------------------------------------
Other                                                                                          557
==================================================================================================
            Total expenses                                                                  51,992
==================================================================================================
Less:  Fees waived, expenses reimbursed and expenses paid indirectly                       (44,029)
--------------------------------------------------------------------------------------------------
       Net expenses                                                                          7,963
==================================================================================================
Net investment income (loss)                                                                (2,359)
==================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities                                        (11,939)
--------------------------------------------------------------------------------------------------
Change in net unrealized appreciation of investment securities                              57,087
==================================================================================================
Net gain from investment securities                                                         45,148
==================================================================================================
Net increase in net assets resulting from operations                                   $    42,789
--------------------------------------------------------------------------------------------------
==================================================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2003 AND THE PERIOD AUGUST 30,
2002 (DATE OPEATIONS COMMENCED) TO OCTOBER 31, 2002
(UNAUDITED)


                                                                                         APRIL 30,         OCTOBER 31,
                                                                                           2003                2002
                                                                                        -----------        ------------
OPERATIONS:
 Net investment income (loss)                                                           $    (2,359)        $      (765)
-----------------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities                                        (11,939)            (20,338)
-----------------------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment securities               57,087             (65,804)
=======================================================================================================================
   Net increase (decrease) in net assets resulting from operations                           42,789             (86,907)
=======================================================================================================================
Distributions to shareholders from net investment income:
 Class A                                                                                     (4,400)               --
-----------------------------------------------------------------------------------------------------------------------
 Class B                                                                                     (3,300)               --
-----------------------------------------------------------------------------------------------------------------------
 Class C                                                                                     (3,300)               --
=======================================================================================================================
   Total distributions from net investment income                                           (11,000)               --
=======================================================================================================================

 Net increase (decrease) in net assets resulting from distributions                         (11,000)               --
=======================================================================================================================
Share transactions-net:
 Class A                                                                                      4,400             400,010
-----------------------------------------------------------------------------------------------------------------------
 Class B                                                                                      3,300             300,010
-----------------------------------------------------------------------------------------------------------------------
 Class C                                                                                      3,300             300,010
-----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from share transactions                   11,000           1,000,030
=======================================================================================================================
   Net increase in net assets                                                                42,789             913,123
=======================================================================================================================
NET ASSETS:

 Beginning of period                                                                        913,123                --
=======================================================================================================================
 End of period                                                                          $   955,912         $   913,123
-----------------------------------------------------------------------------------------------------------------------
=======================================================================================================================


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value II Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of multiple classes of shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of he NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

         The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Distributions - Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.65% of the Fund's average daily nest assets in excess of $2 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 1.75%. Voluntary fee waivers or reimbursements may be rescinded, terminated or modified at any time without further notice to investors. During periods of voluntary waivers or reimbursements to the extent the annualized expense ratio does not exceed the voluntary limit for the period committed, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the six months ended April 30, 2003, AIM waived fees of $3,414 and reimbursed expenses of $36,676.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $40 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. This waiver may be rescinded, terminated or modified at any time. For the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $0, $0 and $0, respectively, after AIM Distributors waived fees of $3,369.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors. During the six months ended April 30, 2003, the Fund paid legal fees of $1,241 for services rendered by

    Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6 and reductions in custodian fees of $564 under expense offset arrangement which resulted in a reduction of the Fund's total expenses of $570.

NOTE 4 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5 - BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended April 30, 2003.

NOTE 6 - TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of any distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                  CAPITAL LOSS
   EXPIRATION                     CARRYFORWARD
----------------------------------------------
October 31, 2010                     $20,338
==============================================

NOTE 7 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $99,609 and $101,739, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:


Aggregate unrealized appreciation of investment securities              $ 65,109
--------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities             (73,826)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment                $ (8,717)
securities
================================================================================
Investments have the same cost for tax and financial statement purposes

NOTE 8 - SHARE INFORMATION

The Fund commenced operations August 30, 2002 and consists of three different classes of shares that are not currently available for sale: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the period August 30, 2002 (date operations commenced) through October 31, 2002 were as follows:

                                                                                 AUGUST 30, 2002 (DATE
                                                  SIX MONTHS ENDED              OPERATIONS COMMENCED) TO
                                                   APRIL 30, 2003                   OCTOBER 31, 2002
                                             ----------------------------       ---------------------------
                                               SHARES            AMOUNT          SHARES            AMOUNT
                                             -----------       ----------       ----------       ----------
Sold:
  Class A                                           --         $     --             40,001       $  400,010
-----------------------------------------------------------------------------------------------------------
  Class B                                           --               --             30,001          300,010
-----------------------------------------------------------------------------------------------------------
  Class C                                           --               --             30,001          300,010
===========================================================================================================
Issued as reinvestment
  of dividends:
  Class A                                            475            4,400             --               --
-----------------------------------------------------------------------------------------------------------
  Class B                                            356            3,300             --               --
-----------------------------------------------------------------------------------------------------------
  Class C                                            356            3,300             --               --
===========================================================================================================
                                                   1,187       $   11,000          100,003       $1,000,030
-----------------------------------------------------------------------------------------------------------
===========================================================================================================

*Currently all shares are owned by AIM

NOTE 9 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding during the six months ended April 30, 2003 and the period August 30, 2002 (date operations commenced) through October 31, 2002.


                                                                                        CLASS A
                                                                             --------------------------------
                                                                                             AUGUST 30, 2002
                                                                             SIX MONTHS      (DATE OPERATIONS
                                                                               ENDED           COMMENCED) TO
                                                                              APRIL 30,         OCTOBER 31,
                                                                               2003                2002
                                                                             ----------      ----------------
Net asset value, beginning of period                                         $  9.13                  $ 10.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
       Net investment income (loss)                                            (0.02)                   (0.01)
-------------------------------------------------------------------------------------------------------------
       Net gains (losses) on securities (both realized and unrealized)          0.45                    (0.86)
=============================================================================================================
             Total from investment operations                                   0.43                    (0.87)
=============================================================================================================
Less dividends from net investment income                                      (0.11)                     --
=============================================================================================================
Net asset value, end of period                                               $  9.45                  $  9.13
-------------------------------------------------------------------------------------------------------------
=============================================================================================================
Total return (a)                                                                4.73%                   (8.70)%
-------------------------------------------------------------------------------------------------------------
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                     $   382                  $   365
-------------------------------------------------------------------------------------------------------------
=============================================================================================================
Ratio of expenses to average net assets:
       With fee waivers                                                         1.87%(b)                 1.75%(c)
-------------------------------------------------------------------------------------------------------------
       Without fee waivers                                                     11.03%(b)                23.74%(c)
=============================================================================================================
Ratio of net investment income (loss) to average net assets                    (0.52)(b)                (0.49)(c)
-------------------------------------------------------------------------------------------------------------
=============================================================================================================
Portfolio turnover rate  (d)                                                      11%                       4%
-------------------------------------------------------------------------------------------------------------
=============================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $367,155.
(c)  Annualized.
(d)  Not annualized for periods less than one year.


                                                                                                    CLASS B
                                                                                     -------------------------------------
                                                                                                           AUGUST 30, 2002
                                                                                     SIX MONTHS           (DATE OPERATIONS
                                                                                       ENDED               COMMENCED) TO
                                                                                     APRIL 30,              OCTOBER 31,
                                                                                       2003                    2002
                                                                                     ----------           ----------------
Net asset value, beginning of period                                                 $    9.13                   $   10.00
--------------------------------------------------------------------------------------------------------------------------

Income from investment operations:
       Net investment income (loss)                                                      (0.02)                      (0.01)
--------------------------------------------------------------------------------------------------------------------------
       Net gains (losses) on securities (both realized and unrealized)                    0.45                       (0.86)
==========================================================================================================================
             Total from investment operations                                             0.43                       (0.87)
==========================================================================================================================
Less dividends from net investment income                                                (0.11)                       --
==========================================================================================================================
Net asset value, end of period                                                       $    9.45                   $    9.13
--------------------------------------------------------------------------------------------------------------------------
==========================================================================================================================
Total return(a)                                                                           4.73%                      (8.70)%
--------------------------------------------------------------------------------------------------------------------------
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                             $     287                   $     274
--------------------------------------------------------------------------------------------------------------------------
==========================================================================================================================
Ratio of expenses to average net assets:
       With fee waivers                                                                   1.87%(b)                    1.75%(c)
--------------------------------------------------------------------------------------------------------------------------
       Without fee waivers                                                               11.68%(b)                   24.39%(c)
--------------------------------------------------------------------------------------------------------------------------
==========================================================================================================================
Ratio of net investment income (loss) to average net assets                              (0.52)(b)                   (0.49)(c)
--------------------------------------------------------------------------------------------------------------------------
==========================================================================================================================
Portfolio turnover rate(d)                                                                  11%                          4%
--------------------------------------------------------------------------------------------------------------------------
==========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $275,370.
(c)  Annualized.
(d)  Not annualized for periods less than one year.


                                                                                                    CLASS C
                                                                                     ---------------------------------------
                                                                                                             AUGUST 30, 2002
                                                                                     SIX MONTHS             (DATE OPERATIONS
                                                                                       ENDED                  COMMENCED) TO
                                                                                     APRIL 30,                 OCTOBER 31,
                                                                                       2003                       2002
                                                                                     ----------             ----------------
Net asset value, beginning of period                                                 $    9.13                        10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
       Net investment income (loss)                                                      (0.02)                       (0.01)
---------------------------------------------------------------------------------------------------------------------------
       Net gains (losses) on securities (both realized and unrealized)                    0.45                        (0.86)
===========================================================================================================================
             Total from investment operations                                             0.43                        (0.87)
===========================================================================================================================
Less dividends from net investment income                                                (0.11)                          --
===========================================================================================================================
Net asset value, end of period                                                       $    9.45                         9.13
---------------------------------------------------------------------------------------------------------------------------
===========================================================================================================================
Total return (a)                                                                          4.73%                       (8.70)%
---------------------------------------------------------------------------------------------------------------------------
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                             $     287                          274
---------------------------------------------------------------------------------------------------------------------------
===========================================================================================================================
Ratio of expenses to average net assets:
       With fee waivers                                                                   1.87%(b)                     1.75%(c)
---------------------------------------------------------------------------------------------------------------------------
       Without fee waivers                                                               11.68%(b)                    24.39%(c)
---------------------------------------------------------------------------------------------------------------------------
===========================================================================================================================
Ratio of net investment income (loss) to average net assets                              (0.52)(b)                    (0.49)(c)
---------------------------------------------------------------------------------------------------------------------------
===========================================================================================================================
Portfolio turnover rate  (d)                                                                11%                           4%
---------------------------------------------------------------------------------------------------------------------------
===========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $275,370.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.43%

ADVERTISING-0.96%

Omnicom Group Inc.                                425,000   $   26,307,500
==========================================================================

AEROSPACE & DEFENSE-2.17%

Lockheed Martin Corp.                             475,000       23,773,750
--------------------------------------------------------------------------
United Technologies Corp.                         575,000       35,540,750
==========================================================================
                                                                59,314,500
==========================================================================

ALUMINUM-0.50%

Alcoa Inc.                                        600,000       13,758,000
==========================================================================

APPAREL RETAIL-0.61%

Gap, Inc. (The)                                 1,000,000       16,630,000
==========================================================================

BANKS-4.85%

Bank of America Corp.                             825,000       61,091,250
--------------------------------------------------------------------------
Fifth Third Bancorp                               550,000       27,109,500
--------------------------------------------------------------------------
Wells Fargo & Co.                                 925,000       44,640,500
==========================================================================
                                                               132,841,250
==========================================================================

BIOTECHNOLOGY-1.96%

Amgen Inc.(a)                                     875,000       53,646,250
==========================================================================

BREWERS-0.82%

Anheuser-Busch Cos., Inc.                         450,000       22,446,000
==========================================================================

BROADCASTING & CABLE TV-0.97%

Clear Channel Communications, Inc.(a)             675,000       26,399,250
==========================================================================

COMPUTER HARDWARE-3.52%

Dell Computer Corp.(a)                          1,600,000       46,256,000
--------------------------------------------------------------------------
Hewlett-Packard Co.                               600,000        9,780,000
--------------------------------------------------------------------------
International Business Machines Corp.             475,000       40,327,500
==========================================================================
                                                                96,363,500
==========================================================================

DATA PROCESSING SERVICES-2.03%

First Data Corp.                                  925,000       36,287,750
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   650,000       19,136,000
==========================================================================
                                                                55,423,750
==========================================================================

DEPARTMENT STORES-0.93%

Kohl's Corp.(a)                                   450,000       25,560,000
==========================================================================

DIVERSIFIED CHEMICALS-0.31%

E. I. Du Pont de Nemours & Co.                    200,000        8,506,000
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-13.18%

American Express Co.                              900,000       34,074,000
--------------------------------------------------------------------------
Citigroup Inc.                                  2,400,000       94,200,000
--------------------------------------------------------------------------
Fannie Mae                                        650,000       47,053,500
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Freddie Mac                                       475,000   $   27,502,500
--------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   450,000       34,155,000
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           900,000       26,415,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         800,000       32,840,000
--------------------------------------------------------------------------
Morgan Stanley                                    875,000       39,156,250
--------------------------------------------------------------------------
SLM Corp.                                         225,000       25,200,000
==========================================================================
                                                               360,596,250
==========================================================================

ELECTRIC UTILITIES-1.53%

Dominion Resources, Inc.                          152,000        8,995,360
--------------------------------------------------------------------------
FPL Group, Inc.                                   275,000       16,739,250
--------------------------------------------------------------------------
Southern Co. (The)                                550,000       15,999,500
==========================================================================
                                                                41,734,110
==========================================================================

FOOD DISTRIBUTORS-1.26%

SYSCO Corp.                                     1,200,000       34,476,000
==========================================================================

GENERAL MERCHANDISE STORES-4.32%

Target Corp.                                      675,000       22,572,000
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                           1,700,000       95,744,000
==========================================================================
                                                               118,316,000
==========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-0.96%

Cardinal Health, Inc.                             475,000       26,258,000
==========================================================================

HEALTH CARE EQUIPMENT-4.32%

Boston Scientific Corp.(a)                        650,000       27,982,500
--------------------------------------------------------------------------
Medtronic, Inc.                                   975,000       46,546,500
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         320,000       16,787,200
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          575,000       26,967,500
==========================================================================
                                                               118,283,700
==========================================================================

HEALTH CARE FACILITIES-0.67%

HCA Inc.                                          575,000       18,457,500
==========================================================================

HOME IMPROVEMENT RETAIL-1.54%

Home Depot, Inc. (The)                          1,500,000       42,195,000
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.66%

Carnival Corp. (Panama)                           650,000       17,933,500
==========================================================================

HOUSEHOLD PRODUCTS-3.49%

Colgate-Palmolive Co.                             650,000       37,160,500
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        650,000       58,402,500
==========================================================================
                                                                95,563,000
==========================================================================

INDUSTRIAL CONGLOMERATES-3.47%

General Electric Co.                            3,225,000       94,976,250
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INDUSTRIAL GASES-0.59%

Air Products & Chemicals, Inc.                    375,000   $   16,151,250
==========================================================================

INTEGRATED OIL & GAS-3.15%

Exxon Mobil Corp.                               2,450,000       86,240,000
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.05%

BellSouth Corp.                                   350,000        8,921,500
--------------------------------------------------------------------------
SBC Communications Inc.                           850,000       19,856,000
==========================================================================
                                                                28,777,500
==========================================================================

INTERNET RETAIL-0.48%

eBay Inc.(a)                                      140,000       12,987,800
==========================================================================

LIFE & HEALTH INSURANCE-0.70%

Prudential Financial, Inc.                        600,000       19,182,000
==========================================================================

MANAGED HEALTH CARE-1.31%

UnitedHealth Group Inc.                           390,000       35,930,700
==========================================================================

MOTORCYCLE MANUFACTURERS-0.38%

Harley-Davidson, Inc.                             235,000       10,443,400
==========================================================================

MOVIES & ENTERTAINMENT-1.79%

Viacom Inc.-Class B(a)                          1,125,000       48,836,250
==========================================================================

MULTI-LINE INSURANCE-1.80%

American International Group, Inc.                850,000       49,257,500
==========================================================================

NETWORKING EQUIPMENT-2.14%

Cisco Systems, Inc.(a)                          3,900,000       58,656,000
==========================================================================

OIL & GAS DRILLING-1.32%

ENSCO International Inc.                          650,000       16,510,000
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              500,000       19,600,000
==========================================================================
                                                                36,110,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.88%

Schlumberger Ltd. (Netherlands)                   575,000       24,109,750
==========================================================================

PHARMACEUTICALS-9.34%

Allergan, Inc.                                    375,000       26,343,750
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      525,000       27,153,000
--------------------------------------------------------------------------
Johnson & Johnson                               1,300,000       73,268,000
--------------------------------------------------------------------------
Pfizer Inc.                                     3,125,000       96,093,750
--------------------------------------------------------------------------
Wyeth                                             750,000       32,647,500
==========================================================================
                                                               255,506,000
==========================================================================

RAILROADS-0.71%

Canadian National Railway Co. (Canada)            400,000       19,452,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-2.27%

Applied Materials, Inc.(a)                      2,250,000   $   32,850,000
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               375,000       15,375,000
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         500,000       14,020,000
==========================================================================
                                                                62,245,000
==========================================================================

SEMICONDUCTORS-4.20%

Analog Devices, Inc.(a)                           800,000       26,496,000
--------------------------------------------------------------------------
Intel Corp.                                     1,500,000       27,600,000
--------------------------------------------------------------------------
Linear Technology Corp.                           450,000       15,511,500
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   300,000       11,787,000
--------------------------------------------------------------------------
Microchip Technology Inc.                         675,000       14,033,250
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                   725,000       19,625,750
==========================================================================
                                                               115,053,500
==========================================================================

SOFT DRINKS-1.40%

Coca-Cola Co. (The)                               600,000       24,240,000
--------------------------------------------------------------------------
PepsiCo, Inc.                                     325,000       14,066,000
==========================================================================
                                                                38,306,000
==========================================================================

SPECIALTY STORES-1.41%

Bed Bath & Beyond Inc.(a)                         725,000       28,644,750
--------------------------------------------------------------------------
Staples, Inc.(a)                                  515,000        9,805,600
==========================================================================
                                                                38,450,350
==========================================================================

SYSTEMS SOFTWARE-5.40%

Microsoft Corp.                                 3,900,000       99,723,000
--------------------------------------------------------------------------
Oracle Corp.(a)                                 2,700,000       32,076,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         725,000       15,957,250
==========================================================================
                                                               147,756,250
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.39%

Nokia Oyj-ADR (Finland)                           650,000       10,770,500
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.69%

Vodafone Group PLC-ADR (United Kingdom)           950,000       18,772,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,385,650,865)                        2,638,979,060
==========================================================================

                                               PRINCIPAL
                                                 AMOUNT

U.S. TREASURY BILL-0.06%

1.13%, 06/19/03 (Cost $1,497,693)(b)           $1,500,000(c)     1,497,693
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-3.48%

STIC Liquid Assets Portfolio(d)                47,562,194       47,562,194
--------------------------------------------------------------------------
STIC Prime Portfolio(d)                        47,562,194       47,562,194
==========================================================================
    Total Money Market Funds (Cost
      $95,124,388)                                              95,124,388
==========================================================================
TOTAL INVESTMENTS-99.97% (Cost
  $2,482,272,946)                                            2,735,601,141
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.03%                                945,913
==========================================================================
NET ASSETS-100.00%                                          $2,736,547,054
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section H and Note 7.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,482,272,946)                            $ 2,735,601,141
------------------------------------------------------------
Receivables for:
  Investments sold                                 6,265,328
------------------------------------------------------------
  Fund shares sold                                 2,886,476
------------------------------------------------------------
  Dividends and interest                           1,558,883
------------------------------------------------------------
Investment for deferred compensation plan             70,234
------------------------------------------------------------
Other assets                                          65,350
============================================================
    Total assets                               2,746,447,412
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           5,185,846
------------------------------------------------------------
  Deferred compensation plan                          70,234
------------------------------------------------------------
Accrued distribution fees                          2,178,934
------------------------------------------------------------
Accrued trustees' fees                                 2,408
------------------------------------------------------------
Accrued transfer agent fees                        2,116,683
------------------------------------------------------------
Accrued operating expenses                           346,253
============================================================
    Total liabilities                              9,900,358
============================================================
Net assets applicable to shares outstanding  $ 2,736,547,054
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 4,313,792,048
------------------------------------------------------------
Undistributed net investment income (loss)        (7,381,934)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                       (1,823,868,230)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and
  futures contracts                              254,005,170
============================================================
                                             $ 2,736,547,054
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 1,328,347,894
____________________________________________________________
============================================================
Class B                                      $ 1,131,716,568
____________________________________________________________
============================================================
Class C                                      $   275,789,970
____________________________________________________________
============================================================
Class R                                      $       559,026
____________________________________________________________
============================================================
Institutional Class                          $       133,596
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                          140,477,693
____________________________________________________________
============================================================
Class B                                          124,736,941
____________________________________________________________
============================================================
Class C                                           30,398,833
____________________________________________________________
============================================================
Class R                                               59,168
____________________________________________________________
============================================================
Institutional Class                                   14,020
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.46
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.46 divided by
      94.50%)                                $         10.01
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          9.07
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          9.07
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          9.45
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.53
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $59,604)         $  16,865,155
---------------------------------------------------------------------------
Dividends from affiliated money market funds                        568,112
---------------------------------------------------------------------------
Interest                                                             33,493
---------------------------------------------------------------------------
Security lending income                                              22,257
===========================================================================
    Total investment income                                      17,489,017
===========================================================================

EXPENSES:

Advisory fees                                                     8,637,245
---------------------------------------------------------------------------
Administrative services fees                                        254,987
---------------------------------------------------------------------------
Custodian fees                                                      107,618
---------------------------------------------------------------------------
Distribution fees -- Class A                                      2,275,535
---------------------------------------------------------------------------
Distribution fees -- Class B                                      5,586,202
---------------------------------------------------------------------------
Distribution fees -- Class C                                      1,382,894
---------------------------------------------------------------------------
Distribution fees -- Class R                                            552
---------------------------------------------------------------------------
Transfer agent fees                                               5,928,780
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                               58
---------------------------------------------------------------------------
Trustees' fees                                                       12,361
---------------------------------------------------------------------------
Other                                                               565,051
===========================================================================
    Total expenses                                               24,751,283
===========================================================================
Less: Fees waived and expenses paid indirectly                      (34,701)
===========================================================================
    Net expenses                                                 24,716,582
===========================================================================
Net investment income (loss)                                     (7,227,565)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (112,321,447)
---------------------------------------------------------------------------
  Foreign currencies                                                  1,362
---------------------------------------------------------------------------
  Futures contracts                                               3,292,625
===========================================================================
                                                               (109,027,460)
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         172,447,494
---------------------------------------------------------------------------
  Foreign currencies                                                   (538)
---------------------------------------------------------------------------
  Futures contracts                                                (487,416)
===========================================================================
                                                                171,959,540
===========================================================================
Net gain from investment securities, foreign currencies and
  future contracts                                               62,932,080
===========================================================================
Net increase in net assets resulting from operations          $  55,704,515
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                 APRIL 30,         OCTOBER 31,
                                                                   2003               2002
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (7,227,565)   $   (26,181,399)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                     (109,027,460)      (605,224,882)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                     171,959,540        (87,627,440)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                    55,704,515       (719,033,721)
================================================================================================
Share transactions-net:
  Class A                                                        (103,927,449)      (325,975,435)
------------------------------------------------------------------------------------------------
  Class B                                                         (87,813,988)      (303,773,409)
------------------------------------------------------------------------------------------------
  Class C                                                         (31,734,378)      (109,471,968)
------------------------------------------------------------------------------------------------
  Class R                                                             493,479             36,356
------------------------------------------------------------------------------------------------
  Institutional Class                                                 (29,178)           168,155
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          (223,011,514)      (739,016,301)
================================================================================================
    Net increase (decrease) in net assets                        (167,306,999)    (1,458,050,022)
================================================================================================

NET ASSETS:

  Beginning of period                                           2,903,854,053      4,361,904,075
================================================================================================
  End of period                                               $ 2,736,547,054    $ 2,903,854,053
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $12,869.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $254,987 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $3,096,900 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B, Class C and Class R shares paid $2,275,535, $5,586,202, $1,382,894 and $552, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $172,222 in front-end sales commissions from the sale of Class A shares and $25,033,

$1,915, $11,236 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $3,837 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $19,754 and reductions in custodian fees of $2,078 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $21,832.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, there were no securities on loan to brokers. For the six months ended April 30, 2003, the Fund received fees of $22,257 for securities lending.

NOTE 7--FUTURES CONTRACTS

On April 30, 2003, $1,193,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of April 30, 2003 were as follows:

                           NO. OF        MONTH/        MARKET       UNREALIZED
CONTRACT                  CONTRACTS    COMMITMENT       VALUE      APPRECIATION
-------------------------------------------------------------------------------
S&P 500 Index                75       Jun.-03/Long   $17,176,875     $676,975
_______________________________________________________________________________
===============================================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                   CAPITAL LOSS
EXPIRATION                                                         CARRYFORWARD
--------------------------------------------------------------------------------
October 31, 2007                                                  $   38,614,682
--------------------------------------------------------------------------------
October 31, 2008                                                     185,511,022
--------------------------------------------------------------------------------
October 31, 2009                                                     833,974,843
--------------------------------------------------------------------------------
October 31, 2010                                                     615,639,140
================================================================================
Total capital loss carryforward                                   $1,673,739,687
________________________________________________________________________________
================================================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $282,271,398 and $471,826,336, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of investment securities         $ 371,046,989
--------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (155,726,850)
================================================================================
Net unrealized appreciation of investment securities               $ 215,320,139
________________________________________________________________________________
================================================================================
Cost of investments for tax purposes is $2,520,281,002.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2003                 OCTOBER 31, 2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      14,292,548    $ 129,599,534     35,714,782    $ 388,117,102
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       6,309,065       55,168,960     15,784,454      168,633,848
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,273,452       19,862,931      5,922,957       63,436,977
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         63,321          568,214          3,975           36,381
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                --               --         19,795          192,879
==========================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                         500,369        4,532,678      1,132,609       12,298,772
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (520,818)      (4,532,678)    (1,170,222)     (12,298,772)
==========================================================================================================================
Reacquired:
  Class A                                                     (26,402,701)    (238,059,661)   (68,970,741)    (726,391,309)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (16,058,131)    (138,450,270)   (45,721,299)    (460,108,485)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (5,957,868)     (51,597,309)   (16,701,794)    (172,908,945)
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (8,125)         (74,735)            (3)             (25)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            (3,260)         (29,178)        (2,515)         (24,724)
==========================================================================================================================
                                                              (25,512,148)   $(223,011,514)   (73,988,002)   $(739,016,301)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R commenced sales as of June 3, 2002.
** Institutional Class commenced sales as of March 15, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                              CLASS A(a)
                                      -------------------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                                    YEAR ENDED OCTOBER 31,
                                      APRIL 30,         -------------------------------------------------------------------------
                                         2003              2002             2001          2000             1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $     9.22        $    11.22       $    17.29    $    15.49       $    12.05    $    10.32
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.01)(b)         (0.04)(b)        (0.04)        (0.05)(b)         0.01          0.04(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          0.25             (1.96)           (6.03)         1.85             3.47          1.92
=================================================================================================================================
    Total from investment operations        0.24             (2.00)           (6.07)         1.80             3.48          1.96
=================================================================================================================================
Less distributions:
  Dividends from net investment
    income                                    --                --               --            --            (0.01)        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                     --                --               --            --            (0.03)        (0.21)
=================================================================================================================================
    Total distributions                       --                --               --            --            (0.04)        (0.23)
=================================================================================================================================
Net asset value, end of period        $     9.46        $     9.22       $    11.22    $    17.29       $    15.49    $    12.05
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                             2.60%           (17.82)%         (35.11)%       11.60%           29.01%        19.36%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $1,328,348        $1,402,589       $2,067,602    $3,163,453       $2,299,551    $1,085,648
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                    1.50%(d)          1.40%            1.28%         1.19%            1.19%         1.22%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets             (0.20)%(d)        (0.33)%          (0.29)%       (0.31)%           0.03%         0.33%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                    11%               28%              31%           22%              22%           27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,311,081,521.
(e)  Not annualized for periods less than one year.


                                                                              CLASS B(a)
                                      -------------------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                                    YEAR ENDED OCTOBER 31,
                                      APRIL 30,         -------------------------------------------------------------------------
                                         2003              2002             2001          2000             1999            1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $     8.88        $    10.87       $    16.87    $    15.22       $    11.91       $  10.25
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)             (0.04)(b)         (0.10)(b)        (0.13)        (0.17)(b)        (0.10)(b)      (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)          0.23             (1.89)           (5.87)         1.82             3.44           1.91
=================================================================================================================================
    Total from investment operations        0.19             (1.99)           (6.00)         1.65             3.34           1.87
=================================================================================================================================
Less distributions from net realized
  gains                                       --                --               --            --            (0.03)         (0.21)
=================================================================================================================================
Net asset value, end of period        $     9.07        $     8.88       $    10.87    $    16.87       $    15.22       $  11.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return (c)                            2.14%           (18.31)%         (35.57)%       10.87%           28.08%         18.52%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $1,131,717        $1,198,513       $1,806,464    $2,746,149       $1,891,171       $745,862
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                    2.15%(d)          2.05%            1.94%         1.88%            1.91%          1.94%
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets             (0.85)%(d)        (0.98)%          (0.94)%       (1.00)%          (0.68)%        (0.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate (e)                   11%               28%              31%           22%              22%            27%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,126,499,315.
(e)  Not annualized for periods less than one year.


                                                                             CLASS C(a)
                                          ---------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                               YEAR ENDED OCTOBER 31,
                                          APRIL 30,        ----------------------------------------------------------------
                                            2003             2002           2001        2000           1999          1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   8.88        $  10.87       $  16.86    $  15.21       $  11.91       $ 10.25
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.04)(b)       (0.10)(b)      (0.13)      (0.17)(b)      (0.10)(b)     (0.04)(b)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.23           (1.89)         (5.86)       1.82           3.43          1.91
===========================================================================================================================
    Total from investment operations           0.19           (1.99)         (5.99)       1.65           3.33          1.87
===========================================================================================================================
Less distributions from net realized
  gains                                          --              --             --          --          (0.03)        (0.21)
===========================================================================================================================
Net asset value, end of period             $   9.07        $   8.88       $  10.87    $  16.86       $  15.21       $ 11.91
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                2.14%         (18.31)%       (35.53)%     10.82%         28.09%        18.52%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $275,790        $302,555       $487,838    $720,186       $349,951       $87,554
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets        2.15%(d)        2.05%          1.94%       1.88%          1.90%         1.94%
===========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (0.85)%(d)      (0.98)%        (0.94)%     (1.00)%        (0.68)%       (0.38)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(e)                       11%             28%            31%         22%            22%           27%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $278,870,886.
(e)  Not annualized for periods less than one year.


                                                                          CLASS R
                                                              -------------------------------
                                                                               JUNE 3, 2002
                                                              SIX MONTHS       (DATE SALES
                                                               ENDED           COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,
                                                                2003              2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.22            $ 10.53
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.02)(a)          (0.02)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.25              (1.29)
=============================================================================================
    Total from investment operations                              0.23              (1.31)
=============================================================================================
Net asset value, end of period                                  $ 9.45            $  9.22
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   2.49%            (12.44)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  559            $    37
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           1.65%(c)           1.55%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.35)%(c)         (0.49)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          11%                28%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $222,575.
(d)  Annualized
(e)  Not annualized for periods less than one year.


                                                                     INSTITUTIONAL CLASS
                                                              ---------------------------------
                                                                               MARCH 15, 2002
                                                              SIX MONTHS       (DATE SALES
                                                               ENDED           COMMENCED)
                                                              APRIL 30,        TO OCTOBER 31,
                                                               2003               2002
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $9.26              $ 12.13
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.02(a)              0.02(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.25                (2.89)
===============================================================================================
    Total from investment operations                             0.27                (2.87)
===============================================================================================
Net asset value, end of period                                  $9.53              $  9.26
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                  2.92%              (23.66)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 134              $   160
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets                          0.79%(c)             0.77%(d)
===============================================================================================
Ratio of net investment income to average net assets             0.51%(c)             0.30%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                         11%                  28%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $149,391.
(d)  Annualized
(e)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCK & OTHER EQUITY INTERESTS-96.42%

ADVERTISING-1.87%

Interpublic Group of Cos., Inc. (The)(a)          498,200   $  5,679,480
------------------------------------------------------------------------
Lamar Advertising Co.(a)                          284,000     10,201,280
========================================================================
                                                              15,880,760
========================================================================

AIR FREIGHT & LOGISTICS-1.19%

C.H. Robinson Worldwide, Inc.                     274,900     10,113,571
========================================================================

APPAREL RETAIL-1.16%

Abercrombie & Fitch Co.-Class A(a)                299,800      9,857,424
========================================================================

APPLICATION SOFTWARE-4.31%

Amdocs Ltd. (United Kingdom)(a)                   293,800      5,188,508
------------------------------------------------------------------------
Autodesk, Inc.                                    578,100      8,995,236
------------------------------------------------------------------------
Business Objects S.A.-ADR (France)(a)             327,400      7,114,402
------------------------------------------------------------------------
Fair Issac Corp.                                  175,800      9,155,664
------------------------------------------------------------------------
Intuit Inc.(a)                                    159,500      6,185,410
========================================================================
                                                              36,639,220
========================================================================

BANKS-2.02%

Compass Bancshares, Inc.                          200,000      6,744,000
------------------------------------------------------------------------
New York Community Bancorp, Inc.                  300,000     10,416,000
========================================================================
                                                              17,160,000
========================================================================

BROADCASTING & CABLE TV-2.71%

Cablevision Systems Corp.-NY Group-Class A(a)     307,900      6,903,118
------------------------------------------------------------------------
Cox Radio, Inc.-Class A(a)                        300,000      6,843,000
------------------------------------------------------------------------
Entercom Communications Corp.(a)                  100,000      4,859,000
------------------------------------------------------------------------
Westwood One, Inc.(a)                             126,800      4,425,320
========================================================================
                                                              23,030,438
========================================================================

BUILDING PRODUCTS-1.08%

American Standard Cos. Inc.(a)                    129,600      9,226,224
========================================================================

COMPUTER & ELECTRONICS RETAIL-2.12%

Best Buy Co., Inc.(a)                             277,400      9,592,492
------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                     197,200      8,408,608
========================================================================
                                                              18,001,100
========================================================================

CONSUMER FINANCE-1.64%

Capital One Financial Corp.                       224,700      9,408,189
------------------------------------------------------------------------
Saxon Capital Acquisition Corp. (Acquired
  07/27/01; Cost $3,120,900)(a)(b)(c)(d)          309,000      4,557,750
========================================================================
                                                              13,965,939
========================================================================

DATA PROCESSING SERVICES-6.23%

Alliance Data Systems Corp.(a)                    590,200     12,394,200
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DATA PROCESSING SERVICES-(CONTINUED)

BISYS Group, Inc. (The)(a)                        494,100   $  8,340,408
------------------------------------------------------------------------
Ceridian Corp.(a)                                 296,000      4,129,200
------------------------------------------------------------------------
Certegy Inc.(a)                                   329,150      8,225,459
------------------------------------------------------------------------
DST Systems, Inc.(a)                              262,900      8,071,030
------------------------------------------------------------------------
Iron Mountain Inc.(a)                             297,000     11,835,450
========================================================================
                                                              52,995,747
========================================================================

DIVERSIFIED FINANCIAL SERVICES-2.74%

Affiliated Managers Group, Inc.(a)                 98,600      4,566,166
------------------------------------------------------------------------
American Capital Strategies, Ltd.                 342,400      8,306,624
------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.-Class A    820,155      9,005,302
------------------------------------------------------------------------
LaBranche & Co. Inc.                               83,800      1,389,404
========================================================================
                                                              23,267,496
========================================================================

ELECTRIC UTILITIES-2.10%

FPL Group, Inc.                                   147,900      9,002,673
------------------------------------------------------------------------
Wisconsin Energy Corp.                            337,500      8,886,375
========================================================================
                                                              17,889,048
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.25%

Cooper Industries, Ltd.-Class A (Bermuda)         214,000      7,939,400
------------------------------------------------------------------------
Rockwell Automation, Inc.                         491,900     11,215,320
========================================================================
                                                              19,154,720
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-4.69%

Amphenol Corp.-Class A(a)                         187,600      8,308,804
------------------------------------------------------------------------
Symbol Technologies, Inc.                         783,700      8,565,841
------------------------------------------------------------------------
Thermo Electron Corp.(a)                          309,300      5,619,981
------------------------------------------------------------------------
Varian Inc.(a)                                    282,800      8,939,308
------------------------------------------------------------------------
Waters Corp.(a)                                   353,400      8,485,134
========================================================================
                                                              39,919,068
========================================================================

ENVIRONMENTAL SERVICES-1.10%

Republic Services, Inc.(a)                        435,000      9,335,100
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.51%

Potash Corp. of Saskatchewan Inc. (Canada)         70,400      4,333,120
========================================================================

FOOTWEAR-0.93%

Reebok International Ltd.(a)                      253,300      7,867,498
========================================================================

FOREST PRODUCTS-0.75%

Louisiana-Pacific Corp.(a)                        793,300      6,409,864
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

GAS UTILITIES-1.14%

Kinder Morgan, Inc.                               205,800   $  9,676,716
========================================================================

GENERAL MERCHANDISE STORES-1.04%

Dollar Tree Stores, Inc.(a)                       349,200      8,887,140
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-4.31%

AdvancePCS(a)                                     238,400      7,166,304
------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              490,900      9,773,819
------------------------------------------------------------------------
Cerner Corp.(a)                                   100,000      1,998,000
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           301,300      8,876,298
------------------------------------------------------------------------
Lincare Holdings Inc.(a)                          153,100      4,649,647
------------------------------------------------------------------------
Omnicare, Inc.                                    157,700      4,182,204
========================================================================
                                                              36,646,272
========================================================================

HEALTH CARE EQUIPMENT-1.57%

Bard (C.R.), Inc.                                 153,800      9,747,844
------------------------------------------------------------------------
Cytyc Corp.(a)                                    273,400      3,608,880
========================================================================
                                                              13,356,724
========================================================================

HEALTH CARE SUPPLIES-0.98%

Fisher Scientific International Inc.(a)           290,000      8,354,900
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.36%

Starwood Hotels & Resorts Worldwide, Inc.         113,800      3,054,392
========================================================================

HOUSEHOLD APPLIANCES-0.84%

Snap-on Inc.                                      244,100      7,164,335
========================================================================

INDUSTRIAL GASES-1.08%

Airgas, Inc.(a)                                   455,000      9,204,650
========================================================================

INDUSTRIAL MACHINERY-1.97%

Parker-Hannifin Corp.                             194,400      7,908,192
------------------------------------------------------------------------
SPX Corp.(a)                                      262,100      8,858,980
========================================================================
                                                              16,767,172
========================================================================

INSURANCE BROKERS-0.89%

Willis Group Holdings Ltd. (Bermuda)              242,400      7,560,456
========================================================================

INTEGRATED OIL & GAS-0.85%

Murphy Oil Corp.                                  174,200      7,255,430
========================================================================

IT CONSULTING & SERVICES-3.15%

Acxiom Corp.(a)                                   545,800      7,619,368
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      289,800      6,230,700
------------------------------------------------------------------------
Titan Corp. (The)(a)                              565,200      4,538,556
------------------------------------------------------------------------
Unisys Corp.(a)                                   806,400      8,386,560
========================================================================
                                                              26,775,184
========================================================================

LEISURE PRODUCTS-2.03%

Brunswick Corp.                                   216,600      4,728,378
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
LEISURE PRODUCTS-(CONTINUED)

Hasbro, Inc.                                      782,700   $ 12,523,200
========================================================================
                                                              17,251,578
========================================================================

LIFE & HEALTH INSURANCE-0.54%

Nationwide Financial Services, Inc.-Class A       163,000      4,588,450
========================================================================

MANAGED HEALTH CARE-2.39%

Anthem, Inc.(a)                                   153,000     10,501,920
------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                     240,900      9,833,538
========================================================================
                                                              20,335,458
========================================================================

MUTUAL FUNDS-1.99%

iShares Nasdaq Biotechnology Index Fund(a)        295,100     16,909,230
========================================================================

OFFICE ELECTRONICS-1.09%

Zebra Technologies Corp.-Class A(a)               138,900      9,260,463
========================================================================

OIL & GAS DRILLING-1.23%

Pride International, Inc.(a)                      672,900     10,443,408
========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.86%

BJ Services Co.(a)                                285,700     10,430,907
------------------------------------------------------------------------
Key Energy Services, Inc.(a)                      539,500      5,432,765
========================================================================
                                                              15,863,672
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.84%

Devon Energy Corp.                                152,021      7,182,983
========================================================================

OIL & GAS REFINING, MARKETING &
  TRANSPORTATION-1.12%

Valero Energy Corp.                               260,000      9,555,000
========================================================================

PAPER PACKAGING-0.50%

Smurfit-Stone Container Corp.(a)                  300,800      4,232,256
========================================================================

PAPER PRODUCTS-1.16%

Bowater Inc.                                      253,000      9,849,290
========================================================================

PERSONAL PRODUCTS-0.85%

NBTY, Inc.(a)                                     464,500      7,199,750
========================================================================

PHARMACEUTICALS-3.00%

Allergan, Inc.                                     58,100      4,081,525
------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                         152,000      5,494,800
------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)            97,600      5,625,664
------------------------------------------------------------------------
Mylan Laboratories Inc.                           143,400      4,053,918
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                     315,047      6,269,435
========================================================================
                                                              25,525,342
========================================================================

PROPERTY & CASUALTY INSURANCE-3.92%

ACE Ltd. (Cayman Islands)                         208,917      6,910,974
------------------------------------------------------------------------
PMI Group, Inc. (The)                             421,300     12,984,466
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE-(CONTINUED)

KyRadian Group Inc.                               338,500   $ 13,438,450
========================================================================
                                                              33,333,890
========================================================================

PUBLISHING-1.08%

Knight-Ridder, Inc.                               142,400      9,191,920
========================================================================

REAL ESTATE-3.29%

American Financial Realty Trust (Acquired
  09/04/02; Cost $9,401,000)(b)(d)                940,100     10,905,160
------------------------------------------------------------------------
Annaly Mortgage Management Inc.                   450,000      8,550,000
------------------------------------------------------------------------
Plum Creek Timber Co., Inc.                       368,200      8,564,332
========================================================================
                                                              28,019,492
========================================================================

REINSURANCE-2.80%

Everest Re Group, Ltd. (Bermuda)                   77,500      5,397,875
------------------------------------------------------------------------
PartnerRe Ltd. (Bermuda)                          178,000      9,523,000
------------------------------------------------------------------------
Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                       337,200      8,918,940
========================================================================
                                                              23,839,815
========================================================================

RESTAURANTS-2.00%

Brinker International, Inc.(a)                    305,600      9,702,800
------------------------------------------------------------------------
Ruby Tuesday, Inc.                                371,500      7,318,550
========================================================================
                                                              17,021,350
========================================================================

SEMICONDUCTOR EQUIPMENT-0.97%

Novellus Systems, Inc.(a)                         295,600      8,288,624
========================================================================

SEMICONDUCTORS-2.32%

Integrated Circuit Systems, Inc.(a)               375,700      8,160,204
------------------------------------------------------------------------
Intersil Corp.-Class A(a)                         276,300      5,111,550
------------------------------------------------------------------------
Microchip Technology Inc.                         311,162      6,469,058
========================================================================
                                                              19,740,812
========================================================================

SPECIALTY CHEMICALS-1.12%

International Flavors & Fragrances Inc.           301,000      9,565,780
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SPECIALTY STORES-1.18%

Advance Auto Parts, Inc.(a)                       202,400   $ 10,067,376
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.56%

Avocent Corp.(a)                                  172,400      5,106,488
------------------------------------------------------------------------
Harris Corp.                                      284,900      8,136,744
========================================================================
                                                              13,243,232
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $710,332,125)                          820,258,879
========================================================================

MONEY MARKET FUNDS-3.74%

STIC Liquid Assets Portfolio(e)                15,900,354     15,900,354
------------------------------------------------------------------------
STIC Prime Portfolio(e)                        15,900,354     15,900,354
========================================================================
    Total Money Market Funds (Cost
      $31,800,708)                                            31,800,708
========================================================================
TOTAL INVESTMENTS-100.16% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $742,132,833)                852,059,587
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-17.97%

STIC Liquid Assets Portfolio(e)(f)             76,447,245     76,447,245
------------------------------------------------------------------------
STIC Prime Portfolio(e)(f)                     76,447,245     76,447,245
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $152,894,490)                                    152,894,490
========================================================================
TOTAL INVESTMENTS-118.13% (Cost $895,027,323)               1,004,954,077
========================================================================
OTHER ASSETS LESS LIABILITIES-(18.13%)                      (154,236,833)
========================================================================
NET ASSETS-100.00%                                          $850,717,244
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 04/30/03 was $15,462,910, which represented 1.82% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Security considered to be illiquid. The market value of the securities at 04/30/03 was $15,462,910, which represented 1.82% of the Fund's net assets.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $895,027,323)*                              $1,004,954,077
------------------------------------------------------------
Foreign currencies, at value (cost $78)                   84
------------------------------------------------------------
Receivables for:
  Investments sold                                 7,847,217
------------------------------------------------------------
  Fund shares sold                                   787,752
------------------------------------------------------------
  Dividends                                          158,049
------------------------------------------------------------
Investment for deferred compensation plan             40,148
------------------------------------------------------------
Other assets                                          39,292
============================================================
    Total assets                               1,013,826,619
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            7,531,292
------------------------------------------------------------
  Fund shares reacquired                           1,346,254
------------------------------------------------------------
  Deferred compensation plan                          40,148
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       152,894,490
------------------------------------------------------------
Accrued distribution fees                            728,864
------------------------------------------------------------
Accrued trustees' fees                                 1,121
------------------------------------------------------------
Accrued transfer agent fees                          481,591
------------------------------------------------------------
Accrued operating expenses                            85,615
============================================================
    Total liabilities                            163,109,375
============================================================
Net assets applicable to shares outstanding   $  850,717,244
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  790,135,680
------------------------------------------------------------
Undistributed net investment income (loss)        (3,617,898)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                           (45,729,549)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      109,929,011
============================================================
                                              $  850,717,244
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  457,722,206
____________________________________________________________
============================================================
Class B                                       $  336,177,544
____________________________________________________________
============================================================
Class C                                       $   55,972,950
____________________________________________________________
============================================================
Class R                                       $      836,658
____________________________________________________________
============================================================
Institutional Class                           $        7,886
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           33,869,252
____________________________________________________________
============================================================
Class B                                           26,168,760
____________________________________________________________
============================================================
Class C                                            4,359,917
____________________________________________________________
============================================================
Class R                                               62,007
____________________________________________________________
============================================================
Institutional Class                                      580
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        13.51
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.51 divided by
      94.50%)                                 $        14.30
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        12.85
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        12.84
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        13.49
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        13.60
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $150,038,132 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $5,543)          $ 3,671,497
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      359,453
-------------------------------------------------------------------------
Interest                                                              194
-------------------------------------------------------------------------
Security lending income                                           154,032
=========================================================================
    Total investment income                                     4,185,176
=========================================================================

EXPENSES:

Advisory fees                                                   2,831,443
-------------------------------------------------------------------------
Administrative services fees                                      111,654
-------------------------------------------------------------------------
Custodian fees                                                     55,458
-------------------------------------------------------------------------
Distribution fees -- Class A                                      783,076
-------------------------------------------------------------------------
Distribution fees -- Class B                                    1,669,657
-------------------------------------------------------------------------
Distribution fees -- Class C                                      275,176
-------------------------------------------------------------------------
Distribution fees -- Class R                                          478
-------------------------------------------------------------------------
Transfer agent fees                                             1,711,563
-------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                             20
-------------------------------------------------------------------------
Trustees' fees                                                      6,757
-------------------------------------------------------------------------
Other                                                             300,212
=========================================================================
    Total expenses                                              7,745,494
=========================================================================
Less: Fees waived, expenses reimbursed and expenses paid
  indirectly                                                      (13,266)
=========================================================================
    Net expenses                                                7,732,228
=========================================================================
Net investment income (loss)                                   (3,547,052)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (5,098,471)
-------------------------------------------------------------------------
  Foreign currencies                                               59,712
-------------------------------------------------------------------------
  Option contracts written                                        126,096
=========================================================================
                                                               (4,912,663)
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        52,031,058
-------------------------------------------------------------------------
  Foreign currencies                                                1,354
=========================================================================
                                                               52,032,412
=========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                             47,119,749
=========================================================================
Net increase in net assets resulting from operations          $43,572,697
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                               APRIL 30,       OCTOBER 31,
                                                                  2003             2002
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (3,547,052)   $   (6,585,862)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (4,912,663)      (27,642,639)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   52,032,412      (101,615,274)
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 43,572,697      (135,843,775)
============================================================================================
Share transactions-net:
  Class A                                                      (22,608,736)      (49,872,882)
--------------------------------------------------------------------------------------------
  Class B                                                      (26,956,266)      (51,574,661)
--------------------------------------------------------------------------------------------
  Class C                                                       (3,118,835)         (497,034)
--------------------------------------------------------------------------------------------
  Class R                                                          789,964            12,300
--------------------------------------------------------------------------------------------
  Institutional Class                                                   --            10,000
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (51,893,873)     (101,922,277)
============================================================================================
    Net increase (decrease) in net assets                       (8,321,176)     (237,766,052)
============================================================================================

NET ASSETS:

  Beginning of period                                          859,038,420     1,096,804,472
============================================================================================
  End of period                                               $850,717,244    $  859,038,420
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $6,356.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $111,654 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $916,961 for such services. For the six months ended April 30, 2003, AFS reimbursed fees of $16 on the Institutional Class.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B, Class C and Class R shares paid $783,076, $1,669,657, $275,176 and $478, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended April 30, 2003, AIM Distributors retained $50,567 in front-end sales commissions from the sale of Class A shares and $362, $55, $3,059 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $2,067 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,108 and reductions in custodian fees of $786 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $6,894.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $150,038,132 were on loan to brokers. The loans were secured by cash collateral of $152,894,490 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended April 30, 2003, the Fund received fees of $154,032 for securities lending.

NOTE 7--CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 2003 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of period                      --      $      --
----------------------------------------------------------
Written                               1,300        126,096
----------------------------------------------------------
Expired                              (1,300)      (126,096)
==========================================================
End of period                            --      $      --
__________________________________________________________
==========================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                             CAPITAL LOSS
EXPIRATION                                   CARRYFORWARD
----------------------------------------------------------
October 31, 2009                             $11,152,255
----------------------------------------------------------
October 31, 2010                              27,828,753
==========================================================
Total capital loss carryforward              $38,981,008
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $405,908,944 and $425,249,687, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $132,384,333
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (22,473,441)
===========================================================
Net unrealized appreciation of investment
  securities                                   $109,910,892
___________________________________________________________
===========================================================

Cost of investments for tax purposes is $895,043,185.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Class R shares and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                    APRIL 30, 2003                OCTOBER 31, 2002
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,300,132    $ 55,974,344      8,723,183    $ 137,031,183
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,039,576      12,817,521      3,358,008       50,474,614
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        412,340       5,087,212      1,443,905       21,757,217
------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        63,099         813,826            749           12,300
------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                               --              --            580           10,000
========================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                        109,267       1,422,121             --               --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (114,824)     (1,422,121)            --               --
========================================================================================================================
Reacquired:
  Class A                                                     (6,190,362)    (80,005,201)   (12,317,285)    (186,904,065)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,140,995)    (38,351,666)    (7,163,019)    (102,049,275)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (667,999)     (8,206,047)    (1,519,831)     (22,254,251)
------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (1,841)        (23,862)            --               --
========================================================================================================================
                                                              (4,191,607)   $(51,893,873)    (7,473,710)   $(101,922,277)
________________________________________________________________________________________________________________________
========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Institutional Class shares commenced sales on March 15, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                CLASS A
                                            -------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                              YEAR ENDED OCTOBER 31,
                                            APRIL 30,        --------------------------------------------------------------
                                              2003             2002           2001        2000        1999           1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  12.80        $  14.69       $  21.79    $  15.24    $  12.89       $  14.57
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.04)(a)       (0.04)(a)      (0.04)      (0.13)      (0.10)(a)      (0.06)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     0.75           (1.85)         (4.27)       6.68        2.45          (1.62)
===========================================================================================================================
    Total from investment operations             0.71           (1.89)         (4.31)       6.55        2.35          (1.68)
===========================================================================================================================
Less distributions from net realized gains         --              --          (2.79)         --          --             --
===========================================================================================================================
Net asset value, end of period               $  13.51        $  12.80       $  14.69    $  21.79    $  15.24       $  12.89
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                  5.55%         (12.87)%       (21.76)%     42.98%      18.23%        (11.53)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $457,722        $456,268       $576,660    $759,838    $579,514       $717,263
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets          1.55%(c)        1.38%          1.33%       1.28%       1.38%          1.28%
===========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            (0.55)%(c)      (0.29)%        (0.21)%     (0.60)%     (0.70)%        (0.40)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(d)                         51%            120%           130%        101%        117%            78%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $451,180,124.
(d)  Not annualized for periods less than one year.


                                                                                CLASS B
                                            -------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                              YEAR ENDED OCTOBER 31,
                                            APRIL 30,        --------------------------------------------------------------
                                              2003             2002           2001        2000        1999           1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  12.21        $  14.10       $  21.16    $  14.90    $  12.70       $  14.46
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.07)(a)       (0.14)(a)      (0.15)      (0.26)      (0.20)(a)      (0.16)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     0.71           (1.75)         (4.12)       6.52        2.40          (1.60)
===========================================================================================================================
    Total from investment operations             0.64           (1.89)         (4.27)       6.26        2.20          (1.76)
===========================================================================================================================
Less distributions from net realized gains         --              --          (2.79)         --          --             --
===========================================================================================================================
Net asset value, end of period               $  12.85        $  12.21       $  14.10    $  21.16    $  14.90       $  12.70
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                  5.24%         (13.40)%       (22.29)%     42.01%      17.32%        (12.17)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $336,178        $346,456       $454,018    $617,576    $451,508       $493,993
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets          2.20%(c)        2.03%          1.99%       1.99%       2.12%          2.02%
===========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            (1.20)%(c)      (0.94)%        (0.87)%     (1.30)%     (1.44)%        (1.14)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(d)                         51%            120%           130%        101%        117%            78%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $336,698,895.
(d)  Not annualized for periods less than one year.


                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                       SIX MONTHS
                                                        ENDED                            YEAR ENDED OCTOBER 31,
                                                       APRIL 30,        ---------------------------------------------------------
                                                         2003            2002          2001       2000       1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 12.20         $ 14.10       $ 21.15    $ 14.89    $ 12.69       $ 14.45
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.07)(a)       (0.14)(a)     (0.14)     (0.25)     (0.20)(a)     (0.16)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.71           (1.76)        (4.12)      6.51       2.40         (1.60)
=================================================================================================================================
    Total from investment operations                       0.64           (1.90)        (4.26)      6.26       2.20         (1.76)
=================================================================================================================================
Less distributions from net realized gains                   --              --         (2.79)        --         --            --
=================================================================================================================================
Net asset value, end of period                          $ 12.84         $ 12.20       $ 14.10    $ 21.15    $ 14.89       $ 12.69
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            5.25%         (13.48)%      (22.24)%    42.04%     17.34%       (12.18)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $55,973         $56,298       $66,127    $82,982    $53,832       $48,293
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    2.20%(c)        2.03%         1.99%      1.99%      2.12%         2.02%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (1.20)%(c)      (0.94)%       (0.87)%    (1.30)%    (1.44)%       (1.14)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                                   51%            120%          130%       101%       117%           78%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $55,491,275.
(d)  Not annualized for periods less than one year.


                                                                         CLASS R
                                                              ------------------------------
                                                                               JUNE 3, 2003
                                                              SIX MONTHS       (DATE SALES
                                                               ENDED           COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,
                                                                2003              2002
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.79            $ 16.62
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)          (0.03)(a)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.74              (3.80)
============================================================================================
    Total from investment operations                              0.70              (3.83)
============================================================================================
Net asset value, end of period                                  $13.49            $ 12.79
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   5.47%            (23.05)%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  837            $    10
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                           1.70%(c)           1.54%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets      (0.70)%(c)         (0.44)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                          51%               120%
____________________________________________________________________________________________
============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $192,893.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                   INSTITUTIONAL CLASS
                                                              ------------------------------
                                                                               MARCH 15,
                                                                                  2002
                                                              SIX MONTHS       (DATE SALES
                                                               ENDED           COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,
                                                                2003              2002
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.84            $ 17.25
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.01(a)            0.02(a)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.75              (4.43)
============================================================================================
    Total from investment operations                              0.76              (4.41)
============================================================================================
Net asset value, end of period                                  $13.60            $ 12.84
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   5.92%            (25.57)%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $    8            $     7
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     0.89%(c)           0.84%(d)
--------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  1.33%(c)           0.99%(d)
============================================================================================
Ratio of net investment income to average net assets              0.12%(c)           0.25%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                          51%               120%
____________________________________________________________________________________________
============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $7,528.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-88.16%

ADVERTISING-1.57%

Omnicom Group Inc.                                 800,000   $   49,520,000
===========================================================================

AEROSPACE & DEFENSE-3.98%

Lockheed Martin Corp.                              492,200       24,634,610
---------------------------------------------------------------------------
Northrop Grumman Corp.                             560,000       49,252,000
---------------------------------------------------------------------------
Raytheon Co.                                     1,716,000       51,359,880
===========================================================================
                                                                125,246,490
===========================================================================

APPAREL RETAIL-1.55%

Limited Brands                                   3,355,000       48,781,700
===========================================================================

APPLICATION SOFTWARE-0.58%

SAP A.G.-ADR (Germany)                             712,000       18,163,120
===========================================================================

BANKS-3.05%

Bank of America Corp.                              530,000       39,246,500
---------------------------------------------------------------------------
Washington Mutual, Inc.                          1,440,000       56,880,000
===========================================================================
                                                                 96,126,500
===========================================================================

BUILDING PRODUCTS-1.80%

American Standard Cos. Inc.(a)                     449,000       31,964,310
---------------------------------------------------------------------------
Masco Corp.                                      1,174,500       24,746,715
===========================================================================
                                                                 56,711,025
===========================================================================

COMPUTER & ELECTRONICS RETAIL-1.72%

Best Buy Co., Inc.(a)                            1,570,000       54,290,600
===========================================================================

COMPUTER HARDWARE-2.53%

Dell Computer Corp.(a)                             700,000       20,237,000
---------------------------------------------------------------------------
Hewlett-Packard Co.                              1,000,000       16,300,000
---------------------------------------------------------------------------
International Business Machines Corp.              510,000       43,299,000
===========================================================================
                                                                 79,836,000
===========================================================================

DATA PROCESSING SERVICES-1.45%

Automatic Data Processing, Inc.                  1,355,000       45,568,650
===========================================================================

DIVERSIFIED CHEMICALS-0.88%

Dow Chemical Co. (The)                             850,000       27,744,000
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-4.22%

Citigroup Inc.                                   1,540,000       60,445,000
---------------------------------------------------------------------------
Morgan Stanley                                     830,000       37,142,500
---------------------------------------------------------------------------
Principal Financial Group, Inc.                  1,215,000       35,356,500
===========================================================================
                                                                132,944,000
===========================================================================

ELECTRIC UTILITIES-1.37%

FPL Group, Inc.                                    430,000       26,174,100
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

TXU Corp.                                          850,000   $   16,932,000
===========================================================================
                                                                 43,106,100
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.41%

Emerson Electric Co.                               875,000       44,362,500
===========================================================================

ENVIRONMENTAL SERVICES-0.99%

Waste Management, Inc.                           1,440,000       31,276,800
===========================================================================

FOOD RETAIL-2.37%

Kroger Co. (The)(a)                              3,210,000       45,903,000
---------------------------------------------------------------------------
Safeway Inc.(a)                                  1,720,000       28,586,400
===========================================================================
                                                                 74,489,400
===========================================================================

FOOTWEAR-1.52%

NIKE, Inc.-Class B                                 894,500       47,882,585
===========================================================================

GENERAL MERCHANDISE STORES-0.89%

Wal-Mart Stores, Inc.                              500,000       28,160,000
===========================================================================

HEALTH CARE SUPPLIES-1.61%

Alcon, Inc. (Switzerland)(a)                     1,150,000       50,657,500
===========================================================================

HOME IMPROVEMENT RETAIL-1.29%

Home Depot, Inc. (The)                           1,445,000       40,647,850
===========================================================================

HOTELS, RESORTS & CRUISE LINES-1.07%

Carnival Corp. (Panama)                          1,225,000       33,797,750
===========================================================================

HOUSEHOLD PRODUCTS-1.07%

Kimberly-Clark Corp.                               680,000       33,843,600
===========================================================================

INDUSTRIAL MACHINERY-2.93%

Dover Corp.                                      1,690,000       48,570,600
---------------------------------------------------------------------------
Illinois Tool Works Inc.                           685,000       43,826,300
===========================================================================
                                                                 92,396,900
===========================================================================

INTEGRATED OIL & GAS-4.37%

ChevronTexaco Corp.                                520,000       32,661,200
---------------------------------------------------------------------------
ConocoPhillips                                     610,000       30,683,000
---------------------------------------------------------------------------
Exxon Mobil Corp.                                1,225,000       43,120,000
---------------------------------------------------------------------------
Occidental Petroleum Corp.                       1,050,000       31,342,500
===========================================================================
                                                                137,806,700
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.54%

AT&T Corp.                                       1,000,000       17,050,000
===========================================================================

LIFE & HEALTH INSURANCE-1.21%

Prudential Financial, Inc.                       1,190,000       38,044,300
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

NETWORKING EQUIPMENT-0.57%

Cisco Systems, Inc.(a)                           1,200,000   $   18,048,000
===========================================================================

OIL & GAS DRILLING-1.01%

GlobalSantaFe Corp. (Cayman Islands)             1,500,000       31,740,000
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.07%

Baker Hughes Inc.                                1,200,000       33,600,000
===========================================================================

PACKAGED FOODS & MEATS-9.71%

Campbell Soup Co.                                1,510,000       33,265,300
---------------------------------------------------------------------------
ConAgra Foods, Inc.                              1,330,300       27,936,300
---------------------------------------------------------------------------
General Mills, Inc.                              1,930,000       87,062,300
---------------------------------------------------------------------------
Kellogg Co.                                      1,930,000       63,188,200
---------------------------------------------------------------------------
Kraft Foods Inc.-Class A                         1,400,000       43,260,000
---------------------------------------------------------------------------
Sara Lee Corp.                                   3,045,000       51,095,100
===========================================================================
                                                                305,807,200
===========================================================================

PERSONAL PRODUCTS-1.08%

Gillette Co. (The)                               1,120,000       34,104,000
===========================================================================

PHARMACEUTICALS-9.22%

Abbott Laboratories                                790,000       32,097,700
---------------------------------------------------------------------------
Bristol-Myers Squibb Co.                         1,450,000       37,033,000
---------------------------------------------------------------------------
Johnson & Johnson                                  405,000       22,825,800
---------------------------------------------------------------------------
Merck & Co. Inc.                                   560,000       32,580,800
---------------------------------------------------------------------------
Pfizer Inc.                                      2,170,000       66,727,500
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                         940,000       43,898,000
---------------------------------------------------------------------------
Wyeth                                            1,270,000       55,283,100
===========================================================================
                                                                290,445,900
===========================================================================

PROPERTY & CASUALTY INSURANCE-2.95%

ACE Ltd. (Cayman Islands)                        1,025,000       33,907,000
---------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A          856,486       13,900,768
---------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B        1,054,271       17,131,904
---------------------------------------------------------------------------
XL Capital Ltd.-Class A (Cayman Islands)           340,000       27,982,000
===========================================================================
                                                                 92,921,672
===========================================================================

PUBLISHING-1.10%

New York Times Co. (The)-Class A                   750,000       34,785,000
===========================================================================

RAILROADS-1.82%

Norfolk Southern Corp.                           1,334,000       28,294,140
---------------------------------------------------------------------------
Union Pacific Corp.                                490,000       29,164,800
===========================================================================
                                                                 57,458,940
===========================================================================

RESTAURANTS-1.20%

McDonald's Corp.                                 2,205,000       37,705,500
===========================================================================

SEMICONDUCTOR EQUIPMENT-0.94%

KLA-Tencor Corp.(a)                                720,000   $   29,520,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

SEMICONDUCTORS-4.97%

Analog Devices, Inc.(a)                            850,000       28,152,000
---------------------------------------------------------------------------
Intel Corp.                                      3,500,000       64,400,000
---------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                           2,266,000       18,966,420
---------------------------------------------------------------------------
Xilinx, Inc.(a)                                  1,665,000       45,071,550
===========================================================================
                                                                156,589,970
===========================================================================

SOFT DRINKS-1.00%

Coca-Cola Co. (The)                                780,000       31,512,000
===========================================================================

SYSTEMS SOFTWARE-5.55%

Computer Associates International, Inc.          5,360,000       87,046,400
---------------------------------------------------------------------------
Microsoft Corp.                                  1,820,000       46,537,400
---------------------------------------------------------------------------
Oracle Corp.(a)                                  3,460,000       41,104,800
===========================================================================
                                                                174,688,600
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,879,258,250)                         2,777,380,852
===========================================================================


                                                  PRINCIPAL
                                                   AMOUNT
CORPORATE DEBT-0.10%

COMPUTER HARDWARE-0.10%

Candescent Technologies Corp., Sr. Unsec.
  Gtd. Sub. Deb., 8.00%, 05/01/03 (Acquired
  04/17/98-04/19/01; Cost
  $47,529,750)(b)(c)(d)                        $60,700,000        3,217,100
===========================================================================
    Total Corporate Debt (Cost $49,098,968)                       3,217,100
===========================================================================


                                                SHARES
MONEY MARKET FUNDS-12.94%

STIC Liquid Assets Portfolio(e)                203,794,868      203,794,868
---------------------------------------------------------------------------
STIC Prime Portfolio(e)                        203,794,868      203,794,868
===========================================================================
    Total Money Market Funds (Cost
      $407,589,736)                                             407,589,736
===========================================================================
TOTAL INVESTMENTS-101.20% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $3,335,946,954)                                             3,188,187,688
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.34%

STIC Liquid Assets Portfolio(e)(f)              42,144,500       42,144,500
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $42,144,500)                                         42,144,500
===========================================================================
TOTAL INVESTMENTS-102.54% (Cost
  $3,378,091,454)                                             3,230,332,188
===========================================================================
OTHER ASSETS LESS LIABILITIES-(2.54%)                           (79,989,167)
===========================================================================
NET ASSETS-100.00%                                           $3,150,343,021
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Deb.    - Debentures
Gtd.    - Guaranteed
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 04/30/03 represented 0.10% of the Fund's net assets. This security is considered to be illiquid.
(c) Defaulted security. Currently, the issuer is in default with respect to principal and interest payments.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $3,378,091,454)*                            $3,230,332,188
------------------------------------------------------------
Receivables for:
  Investments sold                                 8,116,171
------------------------------------------------------------
  Fund shares sold                                 1,138,956
------------------------------------------------------------
  Dividends                                        3,480,410
------------------------------------------------------------
Investment for deferred compensation plan            128,521
------------------------------------------------------------
Other assets                                          76,495
============================================================
     Total assets                              3,243,272,741
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                          46,445,152
------------------------------------------------------------
  Deferred compensation plan                         128,521
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       42,144,500
------------------------------------------------------------
Accrued distribution fees                          2,062,199
------------------------------------------------------------
Accrued trustees' fees                                 2,310
------------------------------------------------------------
Accrued transfer agent fees                        1,727,684
------------------------------------------------------------
Accrued operating expenses                           419,354
============================================================
     Total liabilities                            92,929,720
============================================================
Net assets applicable to shares outstanding   $3,150,343,021
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $4,210,297,184
------------------------------------------------------------
Undistributed net investment income                  280,648
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (912,475,545)
------------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities and foreign
  currencies                                    (147,759,266)
============================================================
                                              $3,150,343,021
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $1,890,369,263
____________________________________________________________
============================================================
Class B                                       $1,102,040,835
____________________________________________________________
============================================================
Class C                                       $  155,677,684
____________________________________________________________
============================================================
Class R                                       $      722,902
____________________________________________________________
============================================================
Institutional Class                           $    1,532,337
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                          193,576,407
____________________________________________________________
============================================================
Class B                                          117,271,380
____________________________________________________________
============================================================
Class C                                           16,518,713
____________________________________________________________
============================================================
Class R                                               74,209
____________________________________________________________
============================================================
Institutional Class                                  152,792
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         9.77
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $9.77 divided by
       94.50%)                                $        10.34
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $         9.40
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $         9.42
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $         9.74
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        10.03
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $38,730,990 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $23,397)         $  25,823,721
---------------------------------------------------------------------------
Dividends from affiliated money market funds                      2,379,246
---------------------------------------------------------------------------
Interest                                                                494
---------------------------------------------------------------------------
Security lending income                                             210,685
===========================================================================
     Total investment income                                     28,414,146
===========================================================================


EXPENSES:

Advisory fees                                                    10,291,533
---------------------------------------------------------------------------
Administrative services fees                                        276,758
---------------------------------------------------------------------------
Custodian fees                                                      120,801
---------------------------------------------------------------------------
Distribution fees -- Class A                                      2,942,548
---------------------------------------------------------------------------
Distribution fees -- Class B                                      5,644,785
---------------------------------------------------------------------------
Distribution fees -- Class C                                        796,585
---------------------------------------------------------------------------
Distribution fees -- Class R                                            472
---------------------------------------------------------------------------
Transfer agent fees                                               5,410,598
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              737
---------------------------------------------------------------------------
Trustees' fees                                                       14,249
---------------------------------------------------------------------------
Other                                                               564,589
===========================================================================
     Total expenses                                              26,063,655
===========================================================================
Less: Fees waived and expenses paid indirectly                      (61,720)
===========================================================================
     Net expenses                                                26,001,935
===========================================================================
Net investment income                                             2,412,211
===========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from investment securities            (137,134,420)
---------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         187,078,411
---------------------------------------------------------------------------
  Foreign currencies                                                    (67)
===========================================================================
                                                                187,078,344
===========================================================================
Net gain from investment securities and foreign currencies       49,943,924
===========================================================================
Net increase in net assets resulting from operations          $  52,356,135
___________________________________________________________________________
===========================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                APRIL 30,         OCTOBER 31,
                                                                   2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    2,412,211    $    (8,504,860)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (137,134,420)       304,583,841
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 187,078,344       (628,211,415)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                   52,356,135       (332,132,434)
===============================================================================================
Share transactions-net:
  Class A                                                       (241,572,564)      (870,998,051)
-----------------------------------------------------------------------------------------------
  Class B                                                       (117,637,517)      (391,079,522)
-----------------------------------------------------------------------------------------------
  Class C                                                        (16,928,246)       (61,301,813)
-----------------------------------------------------------------------------------------------
  Class R                                                            683,243             17,606
-----------------------------------------------------------------------------------------------
  Institutional Class                                                 41,284            (60,090)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (375,413,800)    (1,323,421,870)
===============================================================================================
    Net increase (decrease) in net assets                       (323,057,665)    (1,655,554,304)
===============================================================================================

NET ASSETS:

  Beginning of period                                          3,473,400,686      5,128,954,990
===============================================================================================
  End of period                                               $3,150,343,021    $ 3,473,400,686
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $36,960. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $276,758 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $2,730,354 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B, Class C and Class R shares paid $2,942,548, $5,644,785, $796,585 and $472, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended April 30, 2003, AIM Distributors retained $136,242 in front-end sales commissions from the sale of Class A shares and $2,440, $1,255, $6,111 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $4,392 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $23,240 and reductions in custodian fees of $1,520 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $24,760.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $38,730,990 were on loan to brokers. The loans were secured by cash collateral of $42,144,500 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2003, the Fund received fees of $210,685 for securities lending.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $771,331,122
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $608,052,304 and $972,593,540, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 241,646,795
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (392,447,882)
============================================================
Net unrealized appreciation (depreciation)
  of investment securities                     $(150,801,087)
____________________________________________________________
============================================================
Cost of investments for tax purposes is $3,381,133,275.

NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Class R shares and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                                     APRIL 30, 2003                  OCTOBER 31, 2002
                                                              ----------------------------    -------------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       9,448,811    $  89,382,634      16,193,575    $   174,972,073
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,491,669       41,315,790       9,302,039         97,387,968
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,218,765       11,263,567       2,633,061         27,700,439
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         75,796          715,247           1,719             17,663
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              15,449          150,785          45,275            481,439
=============================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                         285,825        2,709,596         717,246          7,724,451
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (296,584)      (2,709,596)       (739,880)        (7,724,451)
=============================================================================================================================
Reacquired:
  Class A                                                     (35,210,782)    (333,664,794)    (99,779,666)    (1,053,694,575)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (17,241,307)    (156,243,711)    (47,214,599)      (480,743,039)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,086,600)     (28,191,813)     (8,599,959)       (89,002,252)
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (3,301)         (32,004)             (5)               (57)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (11,268)        (109,501)        (51,011)          (541,529)
=============================================================================================================================
                                                              (40,313,527)   $(375,413,800)   (127,492,205)   $(1,323,421,870)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  CLASS A
                                          ---------------------------------------------------------------------------------------
                                          SIX MONTHS
                                             ENDED                                YEAR ENDED OCTOBER 31,
                                           APRIL 30,     ------------------------------------------------------------------------
                                             2003           2002             2001          2000             1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $     9.57     $    10.46       $    18.07    $    17.16       $    13.32    $    13.41
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  0.02(a)        0.01(b)         (0.03)        (0.04)(a)         0.02          0.12
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.18          (0.90)           (6.70)         2.30             4.39          1.23
=================================================================================================================================
    Total from investment operations            0.20          (0.89)           (6.73)         2.26             4.41          1.35
=================================================================================================================================
Less distributions:
  Dividends from net investment income            --             --               --            --            (0.03)        (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains           --             --            (0.88)        (1.35)           (0.54)        (1.34)
=================================================================================================================================
    Total distributions                           --             --            (0.88)        (1.35)           (0.57)        (1.44)
=================================================================================================================================
Net asset value, end of period            $     9.77     $     9.57       $    10.46    $    18.07       $    17.16    $    13.32
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                 2.09%         (8.51)%         (38.75)%       13.60%           34.05%        11.20%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $1,890,369     $2,096,866       $3,159,304    $5,801,869       $4,948,666    $3,706,938
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                              1.33%(d)       1.22%            1.16%         1.06%            1.05%         1.08%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                           1.33%(d)       1.22%            1.17%         1.08%            1.07%         1.10%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                            0.43%(d)       0.09%(b)        (0.24)%       (0.20)%           0.11%         0.95%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                        21%           103%              78%           80%             107%          154%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,977,955,439.
(e)  Not annualized for periods less than one year.


                                                                                   CLASS B
                                            -------------------------------------------------------------------------------------
                                            SIX MONTHS
                                              ENDED                                YEAR ENDED OCTOBER 31,
                                            APRIL 30,      ----------------------------------------------------------------------
                                               2003           2002            2001          2000            1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     9.24     $    10.18      $    17.72    $    16.97      $    13.24    $    13.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.01)(a)      (0.08)(b)       (0.13)        (0.17)(a)       (0.10)         0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.17          (0.86)          (6.53)         2.27            4.37          1.22
=================================================================================================================================
    Total from investment operations              0.16          (0.94)          (6.66)         2.10            4.27          1.24
=================================================================================================================================
Less distributions:
  Dividends from net investment income              --             --              --            --              --         (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains             --             --           (0.88)        (1.35)          (0.54)        (1.34)
=================================================================================================================================
    Total distributions                             --             --           (0.88)        (1.35)          (0.54)        (1.37)
=================================================================================================================================
Net asset value, end of period              $     9.40     $     9.24      $    10.18    $    17.72      $    16.97    $    13.24
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                   1.73%         (9.23)%        (39.14)%       12.76%          33.06%        10.33%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $1,102,041     $1,204,617      $1,719,470    $3,088,611      $2,206,752    $1,408,687
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                2.03%(d)       1.92%           1.86%         1.80%           1.80%         1.84%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                             2.03%(d)       1.92%           1.87%         1.82%           1.82%         1.86%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.27)%(d)     (0.61)%(b)      (0.94)%       (0.94)%         (0.64)%        0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                          21%           103%             78%           80%            107%          154%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,138,312,982.
(e)  Not annualized for periods less than one year.


                                                                                       CLASS C
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                            YEAR ENDED OCTOBER 31,
                                                     APRIL 30,        -----------------------------------------------------------
                                                       2003             2002          2001        2000          1999       1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   9.27        $  10.21      $  17.77    $  17.01      $  13.27    $ 13.39
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.01)(a)       (0.08)(b)     (0.13)      (0.17)(a)     (0.09)      0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.16           (0.86)        (6.55)       2.28          4.37       1.23
=================================================================================================================================
    Total from investment operations                      0.15           (0.94)        (6.68)       2.11          4.28       1.25
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      --              --            --          --            --      (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     --              --         (0.88)      (1.35)        (0.54)     (1.34)
=================================================================================================================================
    Total distributions                                     --              --         (0.88)      (1.35)        (0.54)     (1.37)
=================================================================================================================================
Net asset value, end of period                        $   9.42        $   9.27      $  10.21    $  17.77      $  17.01    $ 13.27
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           1.62%          (9.21)%      (39.14)%     12.78%        33.06%     10.39%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $155,678        $170,444      $248,533    $412,872      $138,467    $37,846
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                        2.03%(d)        1.92%         1.86%       1.80%         1.80%      1.84%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                     2.03%(d)        1.92%         1.87%       1.82%         1.82%      1.86%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                             (0.27)%(d)      (0.61)%(b)    (0.94)%     (0.94)%       (0.64)%     0.19%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                  21%            103%           78%         80%          107%       154%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $160,637,350.
(e)  Not annualized for periods less than one year.


                                                                              CLASS R
                                                              ---------------------------------------
                                                              SIX MONTHS            JUNE 3, 2002
                                                                ENDED          (DATE SALES COMMENCED)
                                                              APRIL 30,            TO OCTOBER 31,
                                                                 2003                   2002
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $9.56                 $ 10.94
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.01(a)                 0.00
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.17                   (1.38)
=====================================================================================================
    Total from investment operations                             0.18                   (1.38)
=====================================================================================================
Net asset value, end of period                                  $9.74                 $  9.56
_____________________________________________________________________________________________________
=====================================================================================================
Total return(b)                                                  1.88%                 (12.61)%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 723                 $    16
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.53%(c)                1.42%(d)
-----------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.53%(c)                1.42%(d)
=====================================================================================================
Ratio of net investment income (loss) to average net assets      0.23%(c)               (0.11)%(d)
_____________________________________________________________________________________________________
=====================================================================================================
Portfolio turnover rate(e)                                         21%                    103%
_____________________________________________________________________________________________________
=====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $190,351.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                     INSTITUTIONAL CLASS
                                                              ------------------------------------------------------------------
                                                              SIX MONTHS
                                                               ENDED                        YEAR ENDED OCTOBER 31,
                                                              APRIL 30,        -------------------------------------------------
                                                                2003            2002      2001       2000      1999       1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.80         $10.67    $ 18.33    $17.33    $ 13.42    $ 13.48
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.05(a)        0.06(b)    0.04      0.52       0.09       0.18
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.18          (0.93)     (6.82)     1.83       4.43       1.24
================================================================================================================================
    Total from investment operations                              0.23          (0.87)     (6.78)     2.35       4.52       1.42
================================================================================================================================
Less distributions:
  Dividends from net investment income                              --             --         --        --      (0.07)     (0.14)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --      (0.88)    (1.35)     (0.54)     (1.34)
================================================================================================================================
    Total distributions                                             --             --      (0.88)    (1.35)     (0.61)     (1.48)
================================================================================================================================
Net asset value, end of period                                  $10.03         $ 9.80    $ 10.67    $18.33    $ 17.33    $ 13.42
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                   2.35%         (8.15)%   (38.46)%   14.02%     34.61%     11.69%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,532         $1,457    $ 1,648    $3,234    $66,801    $43,815
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                     0.80%(d)       0.79%      0.68%     0.66%      0.65%      0.66%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                  0.80%(d)       0.83%      0.69%     0.68%      0.67%      0.67%
================================================================================================================================
Ratio of net investment income to average net assets              0.96%(d)       0.52%(b)    0.25%    0.20%      0.51%      1.37%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                                          21%           103%        78%       80%       107%       154%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $1,486,817.
(e)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-94.84%

ADVERTISING-1.52%

Lamar Advertising Co.(a)                         3,000,000   $  107,760,000
===========================================================================

AEROSPACE & DEFENSE-4.30%

L-3 Communications Holdings, Inc.(a)             1,820,000       80,808,000
---------------------------------------------------------------------------
Lockheed Martin Corp.                            3,000,000      150,150,000
---------------------------------------------------------------------------
Northrop Grumman Corp.                             850,000       74,757,500
===========================================================================
                                                                305,715,500
===========================================================================

AIR FREIGHT & LOGISTICS-0.35%

FedEx Corp.                                        420,800       25,197,504
===========================================================================

AIRLINES-0.90%

Southwest Airlines Co.                           4,000,000       63,840,000
===========================================================================

APPAREL RETAIL-2.92%

Abercrombie & Fitch Co.-Class A(a)               1,000,000       32,880,000
---------------------------------------------------------------------------
Gap, Inc. (The)                                  6,000,000       99,780,000
---------------------------------------------------------------------------
Ross Stores, Inc.                                  443,800       16,820,020
---------------------------------------------------------------------------
TJX Cos., Inc. (The)                             3,000,000       57,750,000
===========================================================================
                                                                207,230,020
===========================================================================

APPLICATION SOFTWARE-2.46%

Citrix Systems, Inc.(a)                          2,000,000       37,920,000
---------------------------------------------------------------------------
Electronic Arts Inc.(a)                            850,000       50,379,500
---------------------------------------------------------------------------
Intuit Inc.(a)                                   1,500,000       58,170,000
---------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       839,800       28,502,812
===========================================================================
                                                                174,972,312
===========================================================================

BANKS-1.58%

Bank of America Corp.                              500,000       37,025,000
---------------------------------------------------------------------------
New York Community Bancorp, Inc.                    49,700        1,725,584
---------------------------------------------------------------------------
Washington Mutual, Inc.                          1,250,000       49,375,000
---------------------------------------------------------------------------
Wells Fargo & Co.                                  500,000       24,130,000
===========================================================================
                                                                112,255,584
===========================================================================

BIOTECHNOLOGY-3.41%

Amgen Inc.(a)                                    1,989,200      121,957,852
---------------------------------------------------------------------------
Genzyme Corp.(a)                                   697,300       28,087,244
---------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           937,400       43,251,636
---------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                    1,486,700       48,689,425
===========================================================================
                                                                241,986,157
===========================================================================

BROADCASTING & CABLE TV-2.01%

Clear Channel Communications, Inc.(a)            2,000,000       78,220,000
---------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                     750,000       19,237,500
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Univision Communications Inc.-Class A(a)         1,500,000   $   45,420,000
===========================================================================
                                                                142,877,500
===========================================================================

CASINOS & GAMBLING-0.80%

MGM Mirage(a)                                    2,000,000       56,840,000
===========================================================================

COMPUTER & ELECTRONICS RETAIL-1.65%

CDW Computer Centers, Inc.(a)                    2,750,000      117,260,000
===========================================================================

COMPUTER HARDWARE-1.53%

Dell Computer Corp.(a)                           3,750,000      108,412,500
===========================================================================

COMPUTER STORAGE & PERIPHERALS-0.65%

EMC Corp.(a)                                     5,110,200       46,451,718
===========================================================================

DATA PROCESSING SERVICES-1.86%

Fiserv, Inc.(a)                                  4,500,000      132,480,000
===========================================================================

DEPARTMENT STORES-0.48%

Kohl's Corp.(a)                                    600,000       34,080,000
===========================================================================

DIVERSIFIED FINANCIAL SERVICES-8.15%

American Express Co.                             1,766,100       66,864,546
---------------------------------------------------------------------------
Citigroup Inc.                                   2,250,000       88,312,500
---------------------------------------------------------------------------
Fannie Mae                                         500,000       36,195,000
---------------------------------------------------------------------------
Freddie Mac                                        500,000       28,950,000
---------------------------------------------------------------------------
Goldman Sachs Group, Inc.                        1,100,000       83,490,000
---------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        2,005,400       82,321,670
---------------------------------------------------------------------------
Moody's Corp.                                    1,250,000       60,362,500
---------------------------------------------------------------------------
Morgan Stanley                                   1,713,600       76,683,600
---------------------------------------------------------------------------
SLM Corp.                                          500,000       56,000,000
===========================================================================
                                                                579,179,816
===========================================================================

DRUG RETAIL-0.87%

Walgreen Co.                                     2,000,000       61,720,000
===========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.77%

Molex Inc.                                       1,500,000       35,010,000
---------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                  1,596,600       19,957,500
===========================================================================
                                                                 54,967,500
===========================================================================

EMPLOYMENT SERVICES-0.69%

Robert Half International Inc.(a)                3,000,000       48,840,000
===========================================================================

FOOD DISTRIBUTORS-0.51%

SYSCO Corp.                                      1,250,000       35,912,500
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

FOOTWEAR-0.56%

NIKE, Inc.-Class B                                 750,000   $   40,147,500
===========================================================================

GENERAL MERCHANDISE STORES-2.31%

Family Dollar Stores, Inc.                       1,500,000       51,285,000
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                            2,000,000      112,640,000
===========================================================================
                                                                163,925,000
===========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.42%

AdvancePCS(a)                                    1,089,603       32,753,466
---------------------------------------------------------------------------
Cardinal Health, Inc.                            1,071,600       59,238,048
---------------------------------------------------------------------------
Caremark Rx, Inc.(a)                             4,011,400       79,866,974
===========================================================================
                                                                171,858,488
===========================================================================

HEALTH CARE EQUIPMENT-4.79%

Biomet, Inc.                                     3,770,675      114,854,760
---------------------------------------------------------------------------
Boston Scientific Corp.(a)                         841,000       36,205,050
---------------------------------------------------------------------------
Medtronic, Inc.                                  2,042,600       97,513,724
---------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                        1,211,500       63,555,290
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           600,000       28,140,000
===========================================================================
                                                                340,268,824
===========================================================================

HEALTH CARE FACILITIES-0.41%

Health Management Associates, Inc.-Class A       1,706,000       29,104,360
===========================================================================

HOME IMPROVEMENT RETAIL-0.93%

Lowe's Cos., Inc.                                1,500,000       65,835,000
===========================================================================

HOUSEHOLD PRODUCTS-1.51%

Clorox Co. (The)                                   750,000       33,915,000
---------------------------------------------------------------------------
Procter & Gamble Co. (The)                         816,100       73,326,585
===========================================================================
                                                                107,241,585
===========================================================================

INDUSTRIAL MACHINERY-0.49%

Danaher Corp.                                      500,000       34,490,000
===========================================================================

INTEGRATED OIL & GAS-0.46%

Exxon Mobil Corp.                                  920,500       32,401,600
===========================================================================

INTERNET RETAIL-0.43%

eBay Inc.(a)                                       327,000       30,335,790
===========================================================================

IT CONSULTING & SERVICES-0.70%

SunGard Data Systems Inc.(a)                     2,298,500       49,417,750
===========================================================================

LIFE & HEALTH INSURANCE-0.51%

AFLAC Inc.                                       1,100,000       35,981,000
===========================================================================

MANAGED HEALTH CARE-2.01%

Aetna Inc.                                         417,800       20,806,440
---------------------------------------------------------------------------
UnitedHealth Group Inc.                            661,700       60,962,421
---------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                  806,000       61,207,640
===========================================================================
                                                                142,976,501
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

MOTORCYCLE MANUFACTURERS-1.41%

Harley-Davidson, Inc.                            2,250,000   $   99,990,000
===========================================================================

MOVIES & ENTERTAINMENT-1.33%

Pixar, Inc.(a)                                     500,000       29,195,000
---------------------------------------------------------------------------
Viacom Inc.-Class B(a)                           1,500,000       65,115,000
===========================================================================
                                                                 94,310,000
===========================================================================

MULTI-LINE INSURANCE-1.22%

American International Group, Inc.               1,500,000       86,925,000
===========================================================================

NETWORKING EQUIPMENT-1.69%

Cisco Systems, Inc.(a)                           8,000,000      120,320,000
===========================================================================

OIL & GAS DRILLING-1.87%

ENSCO International Inc.                         1,519,000       38,582,600
---------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)             1,000,000       39,200,000
---------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                  1,000,000       30,950,000
---------------------------------------------------------------------------
Transocean Inc.                                  1,250,000       23,812,500
===========================================================================
                                                                132,545,100
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.48%

BJ Services Co.(a)                               1,169,600       42,702,096
---------------------------------------------------------------------------
Smith International, Inc.(a)                       900,000       32,004,000
---------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)        750,000       30,172,500
===========================================================================
                                                                104,878,596
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.89%

Apache Corp.                                       525,000       30,056,250
---------------------------------------------------------------------------
Devon Energy Corp.                                 700,000       33,075,000
===========================================================================
                                                                 63,131,250
===========================================================================

PACKAGED FOODS & MEATS-0.49%

General Mills, Inc.                                777,600       35,077,536
===========================================================================

PERSONAL PRODUCTS-0.54%

Gillette Co. (The)                               1,250,000       38,062,500
===========================================================================

PHARMACEUTICALS-8.31%

Allergan, Inc.                                     291,400       20,470,850
---------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       885,700       45,808,404
---------------------------------------------------------------------------
Johnson & Johnson                                  714,300       40,257,948
---------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)(b)       1,960,600      113,008,984
---------------------------------------------------------------------------
Pfizer Inc.                                      5,789,800      178,036,350
---------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       2,244,800      104,832,160
---------------------------------------------------------------------------
Wyeth                                            2,017,500       87,821,775
===========================================================================
                                                                590,236,471
===========================================================================

PUBLISHING-0.53%

Gannett Co., Inc.                                  500,000       37,860,000
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

RESTAURANTS-2.82%

Brinker International, Inc.(a)                   2,640,200   $   83,826,350
---------------------------------------------------------------------------
Outback Steakhouse, Inc.                         1,335,800       47,741,492
---------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)                 700,000       29,330,000
---------------------------------------------------------------------------
Wendy's International, Inc.                      1,352,600       39,279,504
===========================================================================
                                                                200,177,346
===========================================================================

SEMICONDUCTOR EQUIPMENT-3.73%

Applied Materials, Inc.(a)                       5,000,000       73,000,000
---------------------------------------------------------------------------
KLA-Tencor Corp.(a)                              1,739,400       71,315,400
---------------------------------------------------------------------------
Lam Research Corp.(a)                            4,000,000       58,120,000
---------------------------------------------------------------------------
Novellus Systems, Inc.(a)                        1,000,000       28,040,000
---------------------------------------------------------------------------
Teradyne, Inc.(a)                                3,000,000       34,800,000
===========================================================================
                                                                265,275,400
===========================================================================

SEMICONDUCTORS-5.86%

Analog Devices, Inc.(a)                          3,000,000       99,360,000
---------------------------------------------------------------------------
Intel Corp.                                      3,000,000       55,200,000
---------------------------------------------------------------------------
Linear Technology Corp.                          2,000,000       68,940,000
---------------------------------------------------------------------------
Maxim Integrated Products, Inc.                  1,750,000       68,757,500
---------------------------------------------------------------------------
Microchip Technology Inc.                        5,068,952      105,383,512
---------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                           2,240,800       18,755,496
===========================================================================
                                                                416,396,508
===========================================================================

SPECIALTY STORES-1.90%

Bed Bath & Beyond Inc.(a)                        2,350,000       92,848,500
---------------------------------------------------------------------------
Staples, Inc.(a)                                 2,200,000       41,888,000
===========================================================================
                                                                134,736,500
===========================================================================

SYSTEMS SOFTWARE-3.88%

Microsoft Corp.                                  9,500,000      242,915,000
---------------------------------------------------------------------------
VERITAS Software Corp.(a)                        1,500,000       33,015,000
===========================================================================
                                                                275,930,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT-0.77%

Nokia Oyj (Finland)                              1,330,100   $   22,545,722
---------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)               12,500,000       32,250,000
===========================================================================
                                                                 54,795,722
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.18%

Nextel Communications, Inc.-Class A(a)           2,040,000       30,171,600
---------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)             27,345,190       54,029,030
===========================================================================
                                                                 84,200,630
===========================================================================
    Total Common Stocks and Other Equity
      Interests (Cost $6,237,120,293)                         6,736,810,568
===========================================================================

MONEY MARKET FUNDS-3.77%

STIC Liquid Assets Portfolio(c)                133,930,283      133,930,283
---------------------------------------------------------------------------
STIC Prime Portfolio(c)                        133,930,283      133,930,283
===========================================================================
    Total Money Market Funds (Cost
      $267,860,566)                                             267,860,566
===========================================================================
TOTAL INVESTMENTS-98.61% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $6,504,980,859)                                             7,004,671,134
===========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED-2.18%

MONEY MARKET FUNDS-2.18%

STIC Liquid Assets Portfolio(c)(d)             129,639,700      129,639,700
---------------------------------------------------------------------------
STIC Prime Portfolio(c)(d)                      24,938,484       24,938,484
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $154,578,184)                                       154,578,184
===========================================================================
TOTAL INVESTMENTS-100.79% (Cost
  $6,659,559,043)                                             7,159,249,318
===========================================================================
OTHER ASSETS LESS LIABILITIES-(0.79%)                           (55,976,158)
===========================================================================
NET ASSETS-100.00%                                           $7,103,273,160
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the period ended April 30, 2003.

                                                                    CHANGE IN
                         MARKET VALUE   PURCHASES      SALES       UNREALIZED     MARKET VALUE   DIVIDEND    REALIZED
                          10/31/2002     AT COST      AT COST     APPR./(DEPR.)    4/30/2003      INCOME    GAIN/(LOSS)
   --------------------------------------------------------------------------------------------------------------------
   Medicis
     Pharmaceutical
     Corp.-Class A       $91,800,000      $  --     $(2,837,098)   $24,046,082    $113,008,984    $  --      $(875,337)
   ____________________________________________________________________________________________________________________
   ====================================================================================================================

(c) The money market fund and the Fund are affiliated by having the same investment advisor.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $6,659,559,043)*                           $ 7,159,249,318
------------------------------------------------------------
Receivables for:
  Investments sold                               186,786,588
------------------------------------------------------------
  Fund shares sold                                 5,129,721
------------------------------------------------------------
  Dividends                                        2,348,815
------------------------------------------------------------
Investment for deferred compensation plan            264,873
------------------------------------------------------------
Other assets                                         114,550
============================================================
    Total assets                               7,353,893,865
____________________________________________________________
============================================================
LIABILITIES:

Payables for:
  Investments purchased                           68,548,043
------------------------------------------------------------
  Fund shares reacquired                          16,292,394
------------------------------------------------------------
  Deferred compensation plan                         264,873
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       154,578,184
------------------------------------------------------------
Accrued distribution fees                          3,663,937
------------------------------------------------------------
Accrued trustees' fees                                 5,000
------------------------------------------------------------
Accrued transfer agent fees                        5,335,511
------------------------------------------------------------
Accrued operating expenses                         1,932,763
============================================================
    Total liabilities                            250,620,705
============================================================
Net assets applicable to shares outstanding  $ 7,103,273,160
____________________________________________________________
============================================================
NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 9,421,267,999
------------------------------------------------------------
Undistributed net investment income (loss)       (27,392,698)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                  (2,790,292,416)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      499,690,275
============================================================
                                             $ 7,103,273,160
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 6,202,228,681
____________________________________________________________
============================================================
Class B                                      $   598,860,912
____________________________________________________________
============================================================
Class C                                      $   173,184,114
____________________________________________________________
============================================================
Class R                                      $     1,447,960
____________________________________________________________
============================================================
Institutional Class                          $   127,551,493
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                          356,225,314
____________________________________________________________
============================================================
Class B                                           36,296,215
____________________________________________________________
============================================================
Class C                                           10,499,292
____________________________________________________________
============================================================
Class R                                               83,000
____________________________________________________________
============================================================
Institutional Class                                6,829,484
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         17.41
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.41 divided by
      94.50%)                                $         18.42
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         16.50
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         16.49
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $         17.45
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         18.68
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $148,921,546 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $85,767)         $  21,522,892
---------------------------------------------------------------------------
Dividends from affiliated money market funds                      1,366,996
---------------------------------------------------------------------------
Security lending income                                              94,343
===========================================================================
    Total investment income                                      22,984,231
===========================================================================

EXPENSES:

Advisory fees                                                    22,476,868
---------------------------------------------------------------------------
Administrative services fees                                        335,277
---------------------------------------------------------------------------
Custodian fees                                                      267,859
---------------------------------------------------------------------------
Distribution fees -- Class A                                      9,399,568
---------------------------------------------------------------------------
Distribution fees -- Class B                                      2,952,704
---------------------------------------------------------------------------
Distribution fees -- Class C                                        862,017
---------------------------------------------------------------------------
Distribution fees -- Class R                                          1,386
---------------------------------------------------------------------------
Transfer agent fees                                              12,191,891
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           59,914
---------------------------------------------------------------------------
Trustees' fees                                                       27,389
---------------------------------------------------------------------------
Other                                                             1,379,555
===========================================================================
    Total expenses                                               49,954,428
===========================================================================
Less: Fees waived and expenses paid indirectly                     (347,710)
===========================================================================
    Net expenses                                                 49,606,718
===========================================================================
Net investment income (loss)                                    (26,622,487)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (324,761,137)
---------------------------------------------------------------------------
  Foreign currencies                                                484,940
===========================================================================
                                                               (324,276,197)
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         417,075,659
---------------------------------------------------------------------------
  Foreign currencies                                                 17,825
---------------------------------------------------------------------------
  Option contracts written                                         (123,292)
===========================================================================
                                                                416,970,192
===========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                               92,693,995
===========================================================================
Net increase in net assets resulting from operations          $  66,071,508
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                 APRIL 30,         OCTOBER 31,
                                                                   2003               2002
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (26,622,487)   $   (81,004,558)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (324,276,197)    (1,231,119,667)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts           416,970,192        143,436,189
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                    66,071,508     (1,168,688,036)
================================================================================================
Share transactions-net:
  Class A                                                        (637,329,746)    (1,905,685,542)
------------------------------------------------------------------------------------------------
  Class B                                                         (29,996,027)       (89,586,163)
------------------------------------------------------------------------------------------------
  Class C                                                         (12,208,086)       (44,303,197)
------------------------------------------------------------------------------------------------
  Class R                                                           1,142,612            204,500
------------------------------------------------------------------------------------------------
  Institutional Class                                               2,880,061        (10,243,640)
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          (675,511,186)    (2,049,614,042)
================================================================================================
    Net increase (decrease) in net assets                        (609,439,678)    (3,218,302,078)
================================================================================================

NET ASSETS:

  Beginning of period                                           7,712,712,838     10,931,014,916
================================================================================================
  End of period                                               $ 7,103,273,160    $ 7,712,712,838
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the
Fund). Voluntary fee waivers may be rescinded, terminated or modified with approval of Board of Trustees without further notice to investors. For the six months ended April 30, 2003, AIM waived fees of $295,954. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $335,277 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $5,821,255 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B, Class C and Class R shares paid $9,399,568, $2,952,704, $862,017 and $1,386, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended April 30, 2003, AIM Distributors retained $432,290 in front-end sales commissions from the sale of Class A shares and $2,486, $0, $7,398 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $8,001 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $50,786 and reductions in custodian fees of $970 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $51,756.


NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $148,921,546 were on loan to brokers. The loans were secured by cash collateral of $154,578,184 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended April 30, 2003, the Fund received fees of $94,343 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2003 are summarized as follows:

                                                         CALL OPTION CONTRACTS
                                                         ----------------------
                                                         NUMBER OF    PREMIUMS
                                                         CONTRACTS    RECEIVED
-------------------------------------------------------------------------------
Beginning of period                                        1,551      $ 398,595
-------------------------------------------------------------------------------
Written                                                    1,375        291,491
-------------------------------------------------------------------------------
Exercised                                                 (1,551)      (398,595)
-------------------------------------------------------------------------------
Expired                                                   (1,375)      (291,491)
===============================================================================
End of period                                                 --      $      --
_______________________________________________________________________________
===============================================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                   CAPITAL LOSS
EXPIRATION                                                         CARRYFORWARD
--------------------------------------------------------------------------------
October 31, 2009                                                  $1,224,074,030
--------------------------------------------------------------------------------
October 31, 2010                                                   1,223,985,487
================================================================================
Total capital loss carryforward                                   $2,448,059,517
________________________________________________________________________________
================================================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $1,611,842,886 and $2,470,575,380, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of investment securities       $1,263,076,420
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (768,371,395)
===============================================================================
Net unrealized appreciation of investment securities             $  494,705,025
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $6,664,544,293.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Class R shares and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                     SIX MONTHS ENDED                     YEAR ENDED
                                                                      APRIL 30, 2003                   OCTOBER 31, 2002
                                                              ------------------------------    -------------------------------
                                                                SHARES           AMOUNT            SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      22,251,277    $   373,428,788      48,969,691    $   970,494,859
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,350,445         37,555,133       5,811,283        111,506,491
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         956,708         15,271,713       2,391,741         46,150,281
-------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         92,422          1,530,783          13,083            204,591
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             615,736         11,106,198       6,254,346        139,801,926
===============================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                         107,070          1,805,515         223,534          4,426,684
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (112,840)        (1,805,515)       (234,440)        (4,426,684)
===============================================================================================================================
Reacquired:
  Class A                                                     (60,246,141)    (1,012,564,049)   (147,108,087)    (2,880,607,085)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,163,040)       (65,745,645)    (10,685,339)      (196,665,970)
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,731,710)       (27,479,799)     (4,824,172)       (90,453,478)
-------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (22,500)          (388,171)             (5)               (91)
-------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (455,724)        (8,226,137)     (6,757,582)      (150,045,566)
===============================================================================================================================
                                                              (40,358,297)   $  (675,511,186)   (105,945,947)   $(2,049,614,042)
_______________________________________________________________________________________________________________________________
===============================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                CLASS A
                                      -------------------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED                                     YEAR ENDED OCTOBER 31,
                                      APRIL 30,          ------------------------------------------------------------------------
                                         2003               2002             2001          2000           1999           1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period  $   17.20          $    19.72       $    43.50    $     34.65    $     26.37    $     29.23
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.06)              (0.15)(a)        (0.12)         (0.26)         (0.17)         (0.14)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         0.27               (2.37)          (16.24)         12.39           9.18          (0.62)
=================================================================================================================================
    Total from investment operations       0.21               (2.52)          (16.36)         12.13           9.01          (0.76)
=================================================================================================================================
Less distributions from net realized
  gains                                      --                  --            (7.42)         (3.28)         (0.73)         (2.10)
=================================================================================================================================
Net asset value, end of period        $   17.41          $    17.20       $    19.72    $     43.50    $     34.65    $     26.37
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                            1.22%             (12.78)%         (43.10)%        36.56%         34.81%         (2.30)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $6,202,229          $6,780,055       $9,703,277    $19,268,977    $14,292,905    $12,391,844
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                         1.32%(c)            1.26%            1.14%          1.08%          1.10%          1.10%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                      1.33%(c)            1.27%            1.17%          1.11%          1.12%          1.12%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets            (0.68)%(c)          (0.74)%          (0.46)%        (0.61)%        (0.50)%        (0.47)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                   23%                 57%              75%            88%            62%            76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $6,318,310,156.
(d)  Not annualized for periods less than one year.


                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                                                                                 NOVEMBER 3, 1997
                                        SIX MONTHS                                                                 (DATE SALES
                                          ENDED                         YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                        APRIL 30,        ----------------------------------------------------       OCTOBER 31,
                                          2003             2002           2001         2000            1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $  16.36        $  18.89       $  42.28    $    34.00       $  26.11        $  30.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.11)          (0.27)(a)      (0.28)        (0.58)(a)      (0.42)          (0.37)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.25           (2.26)        (15.69)        12.14           9.04           (1.46)
=================================================================================================================================
    Total from investment operations         0.14           (2.53)        (15.97)        11.56           8.62           (1.83)
=================================================================================================================================
Less distributions from net realized
  gains                                        --              --          (7.42)        (3.28)         (0.73)          (2.10)
=================================================================================================================================
Net asset value, end of period           $  16.50        $  16.36       $  18.89    $    42.28       $  34.00        $  26.11
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                              0.86%         (13.39)%       (43.49)%       35.51%         33.64%          (5.86)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                               $598,861        $625,294       $818,343    $1,315,524       $589,718        $275,676
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                           2.02%(c)        1.96%          1.86%         1.85%          1.98%           1.98%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                        2.03%(c)        1.97%          1.89%         1.88%          2.00%           2.00%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (1.38)%(c)      (1.44)%        (1.17)%       (1.38)%        (1.38)%         (1.36)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                     23%             57%            75%           88%            62%             76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $595,434,717.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                             CLASS C
                                          ------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                             YEAR ENDED OCTOBER 31,
                                          APRIL 30,        -------------------------------------------------------------
                                            2003             2002           2001        2000           1999       1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  16.36        $  18.88       $  42.27    $  33.99       $  26.10    $ 29.18
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.11)          (0.27)(a)      (0.29)      (0.59)(a)      (0.42)     (0.37)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.24           (2.25)        (15.68)      12.15           9.04      (0.61)
========================================================================================================================
    Total from investment operations           0.13           (2.52)        (15.97)      11.56           8.62      (0.98)
========================================================================================================================
Less distributions from net realized
  gains                                          --              --          (7.42)      (3.28)         (0.73)     (2.10)
========================================================================================================================
Net asset value, end of period             $  16.49        $  16.36       $  18.88    $  42.27       $  33.99    $ 26.10
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                0.80%         (13.35)%       (43.51)%     35.52%         33.65%     (3.12)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $173,184        $184,393       $258,786    $434,544       $161,490    $76,522
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                             2.02%(c)        1.96%          1.86%       1.85%          1.98%      1.97%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                          2.03%(c)        1.97%          1.89%       1.88%          2.00%      1.99%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.38)%(c)      (1.44)%        (1.17)%     (1.38)%        (1.38)%    (1.35)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(d)                       23%             57%            75%         88%            62%        76%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $173,832,119.
(d)  Not annualized for periods less than one year.

                                                         CLASS R
                                               ---------------------------
                                                             JUNE 3, 2002
                                               SIX MONTHS     (DATE SALES
                                                 ENDED       COMMENCED) TO
                                               APRIL 30,      OCTOBER 31,
                                                  2003           2002
--------------------------------------------------------------------------
Net asset value, beginning of period             $17.26         $ 19.82
--------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.11)          (0.07)(a)
--------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.30           (2.49)
==========================================================================
    Total from investment operations               0.19           (2.56)
==========================================================================
Net asset value, end of period                   $17.45         $ 17.26
__________________________________________________________________________
==========================================================================
Total return(b)                                    1.10%         (12.92)%
__________________________________________________________________________
==========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $1,448         $   226
__________________________________________________________________________
==========================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 1.52%(c)        1.53%(d)
--------------------------------------------------------------------------
  Without fee waivers                              1.53%(c)        1.54%(d)
__________________________________________________________________________
==========================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.88)%(c)      (1.01)%(d)
__________________________________________________________________________
==========================================================================
Portfolio turnover rate(e)                           23%             57%
__________________________________________________________________________
==========================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $559,184.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                            INSTITUTIONAL CLASS
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                                  YEAR ENDED OCTOBER 31,
                                           APRIL 30,          -------------------------------------------------------------------
                                              2003              2002             2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  18.40          $  21.00         $  45.55      $  36.01      $  27.25      $  30.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.01)            (0.06)(a)         0.01         (0.09)        (0.01)           --
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.29             (2.54)          (17.14)        12.91          9.50         (0.65)
=================================================================================================================================
    Total from investment operations            0.28             (2.60)          (17.13)        12.82          9.49         (0.65)
=================================================================================================================================
Less distributions from net realized
  gains                                           --                --            (7.42)        (3.28)        (0.73)        (2.10)
=================================================================================================================================
Net asset value, end of period              $  18.68          $  18.40         $  21.00      $  45.55      $  36.01      $  27.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                 1.52%           (12.38)%         (42.80)%       37.14%        35.46%        (1.85)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $127,551          $122,746         $150,609      $288,097      $244,369      $189,039
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                              0.78%(c)          0.80%            0.65%         0.65%         0.64%         0.63%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                           0.79%(c)          0.81%            0.68%         0.68%         0.66%         0.65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (0.13)%(c)        (0.28)%           0.03%        (0.18)%       (0.04)%       (0.01)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                        23%               57%              75%           88%           62%           76%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $122,068,861.
(d)  Not annualized for periods less than one year.

AIM CORE STRATEGIES FUND

SCHEDULE OF INVESTMENTS
April 30, 2003
(Unaudited)

                                                                         MARKET
                                                        SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS & OTHER
EQUITY INTERESTS--96.97%

AEROSPACE & DEFENSE--2.01%

Precision Castparts Corp.                                 150            $ 4,153
--------------------------------------------------------------------------------
Rockwell Collins, Inc.                                    220              4,704
--------------------------------------------------------------------------------
United Technologies Corp.                                 120              7,417
================================================================================
                                                                          16,274
================================================================================

APPAREL RETAIL--1.07%

Abercrombie & Fitch Co.-Class A(a)                        100              3,288
--------------------------------------------------------------------------------
Gap, Inc. (The)                                           150              2,494
--------------------------------------------------------------------------------
Talbots, Inc. (The)                                       100              2,865
================================================================================
                                                                           8,647
================================================================================

APPAREL, ACCESSORIES & LUXURY GOODS--0.25%

Jones Apparel Group, Inc.(a)                               70              1,996
================================================================================

APPLICATION SOFTWARE--0.32%

PeopleSoft, Inc.(a)                                       170              2,555
================================================================================

BANKS--7.83%

Bank of America Corp.                                     200             14,810
--------------------------------------------------------------------------------
Bank One Corp.                                            200              7,210
--------------------------------------------------------------------------------
Huntington Bancshares Inc.                                460              8,952
--------------------------------------------------------------------------------
IndyMac Bancorp, Inc.                                      80              1,782
--------------------------------------------------------------------------------
National City Corp.                                       280              8,389
--------------------------------------------------------------------------------
Synovus Financial Corp.                                   150              2,920
--------------------------------------------------------------------------------
U.S. Bancorp.                                             380              8,417
--------------------------------------------------------------------------------
Wachovia Corp.                                            130              4,967
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                   150              5,925
================================================================================
                                                                          63,372
================================================================================

BIOTECHNOLOGY--1.25%

Amgen Inc.(a)                                             150              9,196
--------------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                                   20                923
================================================================================
                                                                          10,119
================================================================================

BROADCASTING & CABLE TV--0.77%

Clear Channel Communications, Inc.(a)                      60              2,347
--------------------------------------------------------------------------------
Comcast Corp.-Class A(a)                                  122              3,893
================================================================================
                                                                           6,240
================================================================================

CASINOS & GAMBLING--0.25%

GTECH Holdings Corp.(a)                                    60              2,020
================================================================================

CATALOG RETAIL--0.33%

USA Interactive(a)                                         90              2,695
================================================================================

                                                                         MARKET
                                                        SHARES            VALUE
---------------------------------------------------------------------------------
COMPUTER & ELECTRONICS RETAIL--0.64%

Best Buy Co., Inc.(a)                                     150            $ 5,187
================================================================================

COMPUTER HARDWARE--4.13%

Dell Computer Corp.(a)                                    640             18,502
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                       290              4,727
--------------------------------------------------------------------------------
International Business Machines Corp.                     120             10,188
================================================================================
                                                                          33,417
================================================================================

COMPUTER STORAGE & PERIPHERALS--0.24%

Storage Technology Corp.(a)                                80              1,978
================================================================================

CONSUMER FINANCE--0.67%

Capital One Financial Corp.                               130              5,443
================================================================================

DATA PROCESSING SERVICES--2.56%

CheckFree Corp.(a)(b)                                     250              6,893
--------------------------------------------------------------------------------
First Data Corp.                                          180              7,061
--------------------------------------------------------------------------------
Fiserv, Inc.(a)                                            50              1,472
--------------------------------------------------------------------------------
Global Payments Inc.                                      110              3,411
--------------------------------------------------------------------------------
Paychex, Inc.                                              60              1,868
================================================================================
                                                                          20,705
================================================================================

DEPARTMENT STORES--0.42%

J.C. Penney Co., Inc.                                     200              3,412
================================================================================

DIVERSIFIED COMMERCIAL SERVICES--0.57%

Equifax Inc.                                              200              4,638
================================================================================

DIVERSIFIED FINANCIAL SERVICES--7.57%

American Express Co.                                      300             11,358
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                              40              2,674
--------------------------------------------------------------------------------
Citigroup Inc.                                            510             20,018
--------------------------------------------------------------------------------
Fannie Mae                                                165             11,944
--------------------------------------------------------------------------------
Freddie Mac(b)                                            110              6,369
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                 130              5,337
--------------------------------------------------------------------------------
Morgan Stanley                                             80              3,580
================================================================================
                                                                          61,280
================================================================================

                                                                         MARKET
                                                        SHARES            VALUE
---------------------------------------------------------------------------------
DRUG RETAIL--0.36%

CVS Corp.                                                 120            $ 2,905
================================================================================

ELECTRIC UTILITIES--2.22%

Entergy Corp.                                             120              5,593
--------------------------------------------------------------------------------
Southern Co. (The)                                        425             12,363
================================================================================
                                                                          17,956
================================================================================

ELECTRICAL COMPONENTS & EQUIPMENT--0.33%

American Power Conversion Corp.(a)                        170              2,649
================================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS--0.22%

PerkinElmer, Inc.                                         180              1,786
================================================================================

FOOD DISTRIBUTORS--0.46%

Sysco Corp.                                               130              3,735
================================================================================

FOOD RETAIL--0.49%

Kroger Co. (The)(a)                                       280              4,004
================================================================================

FOOTWEAR--0.27%

Reebok International Ltd.(a)                               70              2,174
================================================================================

GENERAL MERCHANDISE STORES--2.30%

Wal-Mart Stores, Inc.                                     330             18,586
================================================================================

HEALTH CARE DISTRIBUTORS & SERVICES--1.52%

Cardinal Health, Inc.                                      60              3,317
--------------------------------------------------------------------------------
Caremark Rx, Inc.(a)                                      120              2,389
--------------------------------------------------------------------------------
Express Scripts, Inc.(a)                                   50              2,948
--------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(a)                70              1,832
--------------------------------------------------------------------------------
Quintiles Transnational Corp.(a)                          130              1,827
================================================================================
                                                                          12,313
================================================================================

HEALTH CARE EQUIPMENT--1.56%

Becton, Dickinson & Co.                                   230              8,142
--------------------------------------------------------------------------------
Cytyc Corp.(a)                                            190              2,508
--------------------------------------------------------------------------------
Fisher Scientific International Inc.(a)                    70              2,017
================================================================================
                                                                          12,667
================================================================================

HEALTH CARE SUPPLIES--0.22%

Bausch & Lomb Inc.                                         50              1,758
================================================================================

                                                                         MARKET
                                                        SHARES            VALUE
---------------------------------------------------------------------------------
HOME IMPROVEMENT RETAIL--1.53%

Home Depot, Inc. (The)                                    270            $ 7,595
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                         110              4,828
================================================================================
                                                                          12,423
================================================================================

HOUSEHOLD PRODUCTS--2.89%

Clorox Co. (The)                                          120              5,426
--------------------------------------------------------------------------------
Procter & Gamble Co. (The)                                200             17,970
================================================================================
                                                                          23,396
================================================================================

INDUSTRIAL CONGLOMERATES--4.28%

General Electric Co.                                      960             28,272
--------------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                         410              6,396
================================================================================
                                                                          34,668
================================================================================

INTEGRATED OIL & GAS--4.14%

Exxon Mobil Corp.                                         650             22,880
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                220              6,567
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co.-New York Shares
(Netherlands)                                             100              4,088
================================================================================
                                                                          33,535
================================================================================

INTEGRATED TELECOMMUNICATION SERVICES--2.59%

BellSouth Corp.                                            65              1,657
--------------------------------------------------------------------------------
SBC Communications Inc.                                   330              7,709
--------------------------------------------------------------------------------
Verizon Communications Inc.                               310             11,588
================================================================================
                                                                          20,954
================================================================================

INTERNET SOFTWARE & SERVICES--0.31%

VeriSign, Inc.(a)                                         200              2,484
================================================================================

IT CONSULTING & SERVICES--0.29%

SunGard Data Systems Inc.(a)                              110              2,365
================================================================================

LEISURE PRODUCTS--0.89%

Mattel, Inc.                                              330              7,174
================================================================================

LIFE & HEALTH INSURANCE--2.26%

AFLAC Inc.                                                250              8,178
--------------------------------------------------------------------------------
John Hancock Financial Services, Inc.                     110              3,192
--------------------------------------------------------------------------------
MetLife, Inc.                                             240              6,895
================================================================================
                                                                          18,265
================================================================================


                                                                         MARKET
                                                        SHARES            VALUE
---------------------------------------------------------------------------------
MANAGED HEALTH CARE--2.12%

Anthem, Inc.(a)                                            90            $ 6,178
--------------------------------------------------------------------------------
UnitedHealth Group Inc.                                    70              6,449
--------------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                          60              4,556
================================================================================
                                                                          17,183
================================================================================

METAL & GLASS CONTAINERS--0.86%

Pactiv Corp.(a)                                           340              6,977
================================================================================

MOVIES & ENTERTAINMENT--0.54%

AOL Time Warner Inc.(a)                                   130              1,778
--------------------------------------------------------------------------------
Viacom Inc.-Class B(a)                                     60              2,605
================================================================================
                                                                           4,383
================================================================================

MULTI-LINE INSURANCE--0.72%

American International Group, Inc.                        100              5,795
================================================================================

MULTI-UTILITIES & UNREGULATED POWER--0.24%

SCANA Corp.                                                60              1,904
================================================================================

MUTUAL FUNDS--0.57%

S&P 500 Depositary Receipts Trust                          50              4,596
================================================================================

NETWORKING EQUIPMENT--1.75%

Cisco Systems, Inc.(a)                                    940             14,138
================================================================================

OFFICE ELECTRONICS--0.48%

IKON Office Solutions, Inc.                               500              3,880
================================================================================

OIL & GAS EQUIPMENT & SERVICES--0.80%

Halliburton Co.                                           240              5,138
--------------------------------------------------------------------------------
Tidewater Inc.                                             50              1,345
================================================================================
                                                                           6,483
================================================================================

OIL & GAS EXPLORATION & PRODUCTION--0.51%

XTO Energy, Inc.                                          213              4,154
================================================================================

PACKAGED FOODS & MEATS--1.52%

ConAgra Foods, Inc.                                       290              6,090
--------------------------------------------------------------------------------
Sara Lee Corp.                                            370              6,209
================================================================================
                                                                          12,299
================================================================================

                                                                         MARKET
                                                        SHARES            VALUE
---------------------------------------------------------------------------------
PAPER PACKAGING--0.32%

Sealed Air Corp.(a)                                        60            $ 2,571
================================================================================

PHARMACEUTICALS--10.39%

Abbott Laboratories                                       210              8,532
--------------------------------------------------------------------------------
Johnson & Johnson                                         480             27,053
--------------------------------------------------------------------------------
Lilly (Eli) & Co.                                          80              5,106
--------------------------------------------------------------------------------
Merck & Co. Inc.                                          200             11,636
--------------------------------------------------------------------------------
Pfizer Inc.                                               850             26,138
--------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                           120              3,488
--------------------------------------------------------------------------------
Wyeth                                                      50              2,177
================================================================================
                                                                          84,130
================================================================================

PROPERTY & CASUALTY INSURANCE--0.73%

Allstate Corp. (The)                                       80              3,023
--------------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B                 180              2,925
================================================================================
                                                                           5,948
================================================================================

REAL ESTATE INVESTMENT TRUSTS--0.15%

Host Marriott Corp.(a)                                    160              1,235
================================================================================

RESTAURANTS--0.86%

Brinker International, Inc.(a)                            110              3,493
--------------------------------------------------------------------------------
Yum! Brands, Inc.(a)                                      140              3,458
================================================================================
                                                                           6,951
================================================================================

SEMICONDUCTORS--2.67%

Intel Corp.                                               700             12,880
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                            50              1,965
--------------------------------------------------------------------------------
NVIDIA Corp.(a)                                           120              1,712
--------------------------------------------------------------------------------
QLogic Corp.(a)                                            60              2,639
--------------------------------------------------------------------------------
Xilinx, Inc.(a)                                            90              2,436
================================================================================
                                                                          21,632
================================================================================

SOFT DRINKS--2.78%

Coca-Cola Co. (The)(b)                                    160              6,464
--------------------------------------------------------------------------------
Coca-Cola Enterprises, Inc.                                70              1,364
--------------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The)                          210              4,313
--------------------------------------------------------------------------------
PepsiCo, Inc.                                             240             10,387
================================================================================
                                                                          22,528
================================================================================

SPECIALTY STORES--1.49%

AutoNation, Inc.(a)                                       120              1,662
--------------------------------------------------------------------------------
Foot Locker, Inc.                                         150              1,650
--------------------------------------------------------------------------------
PETCO Animal Supplies, Inc.(a)                            100              2,113
--------------------------------------------------------------------------------
Staples, Inc.(a)                                          350              6,664
================================================================================
                                                                          12,089
================================================================================

                                                                         MARKET
                                                        SHARES            VALUE
---------------------------------------------------------------------------------
SYSTEMS SOFTWARE--4.87%

Microsoft Corp.                                         1,020           $ 26,081
--------------------------------------------------------------------------------
Oracle Corp.(a)                                           750              8,910
--------------------------------------------------------------------------------
Symantec Corp.(a)                                          50              2,198
--------------------------------------------------------------------------------
VERITAS Software Corp.(a)                                 100              2,201
================================================================================
                                                                          39,390
================================================================================

TELECOMMUNICATIONS EQUIPMENT--0.73%

Advanced Fibre Communications, Inc.(a)                    180              2,754
--------------------------------------------------------------------------------
QUALCOMM Inc.                                             100              3,189
================================================================================
                                                                           5,943
================================================================================

TOBACCO--0.38%

Altria Group, Inc.                                        100              3,076
================================================================================

TRADING COMPANIES & DISTRIBUTORS--0.64%

MSC Industrial Direct Co., Inc.-Class A(a)                280              5,180
================================================================================

WIRELESS TELECOMMUNICATION SERVICES--0.84%

AT&T Wireless Services Inc.(a)                            370              2,390
--------------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)                    300              4,437
================================================================================
                                                                           6,827
================================================================================

Total Common Stocks & Other Equity Interests
(Cost $820,959)                                                          785,067
================================================================================

TOTAL INVESTMENTS--96.97%  (Cost $820,959)                               785,067
================================================================================
OTHER ASSETS LESS LIABILITIES--3.03%                                      24,498
================================================================================
NET ASSETS--100.00%                                                     $809,565
________________________________________________________________________________
================================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1 section E and Note 8.

See Notes to Financial Statements.

AIM CORE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2003
(UNAUDITED)

ASSETS:

Investments, at market value (cost $820,959)                         $ 785,067
------------------------------------------------------------------------------
Cash                                                                    25,757
------------------------------------------------------------------------------
Receivables for:
  Due from advisor                                                      21,413
------------------------------------------------------------------------------
  Dividends                                                                839
------------------------------------------------------------------------------
Investment for deferred compensation plan                                3,411
------------------------------------------------------------------------------
Other assets                                                               106
==============================================================================
    Total assets                                                       836,593
______________________________________________________________________________
==============================================================================

LIABILITIES:

Payables for:
  Options written (premiums received $218)                                 333
------------------------------------------------------------------------------
  Deferred compensation plan                                             3,411
------------------------------------------------------------------------------
Accrued trustees' fees                                                     688
------------------------------------------------------------------------------
Accrued transfer agent fees                                                 11
------------------------------------------------------------------------------
Accrued operating expenses                                              22,585
==============================================================================
    Total liabilities                                                   27,028
==============================================================================
Net assets applicable to shares outstanding                          $ 809,565
______________________________________________________________________________
==============================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                      $ 998,957
------------------------------------------------------------------------------
  Undistributed net investment income (loss)                            (3,375)
------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment securities
      and option contracts                                            (150,011)
------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment securities
      and option contracts                                             (36,006)
==============================================================================
                                                                     $ 809,565
______________________________________________________________________________
==============================================================================

NET ASSETS:

Class A                                                              $ 323,825
______________________________________________________________________________
==============================================================================
Class B                                                              $ 242,870
______________________________________________________________________________
==============================================================================
Class C                                                              $ 242,870
______________________________________________________________________________
==============================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                                 40,723
______________________________________________________________________________
==============================================================================
Class B                                                                 30,542
______________________________________________________________________________
==============================================================================
Class C                                                                 30,542
______________________________________________________________________________
==============================================================================
Class A:
  Net asset value per share                                             $ 7.95
------------------------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.95 divided by 94.50%)                        $ 8.41
______________________________________________________________________________
==============================================================================
Class B:
  Net asset value and offering price per share                          $ 7.95
______________________________________________________________________________
==============================================================================
Class C:
  Net asset value and offering price per share                          $ 7.95
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2003
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $27)                      $ 5,735
==============================================================================

EXPENSES:

Advisory fees                                                            2,916
------------------------------------------------------------------------------
Administrative services fees                                            24,795
------------------------------------------------------------------------------
Custodian fees                                                           2,074
------------------------------------------------------------------------------
Distribution fees--Class A                                                 544
------------------------------------------------------------------------------
Distribution fees--Class B                                               1,167
------------------------------------------------------------------------------
Distribution fees--Class C                                               1,167
------------------------------------------------------------------------------
Transfer agent fees                                                         59
------------------------------------------------------------------------------
Trustees' fees                                                           4,034
------------------------------------------------------------------------------
Printing                                                                 9,675
------------------------------------------------------------------------------
Professional fees                                                       10,024
------------------------------------------------------------------------------
Other                                                                    1,146
==============================================================================
    Total expenses                                                      57,601
==============================================================================
Less: Fees waived, expenses reimbursed and expenses paid indirectly    (50,798
==============================================================================
    Net expenses                                                         6,803
==============================================================================
Net investment income (loss)                                            (1,068)
______________________________________________________________________________
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                                (50,959)
------------------------------------------------------------------------------
  Option contracts written                                               1,422
------------------------------------------------------------------------------
                                                                       (49,537)
------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                 61,135
------------------------------------------------------------------------------
  Option contracts written                                                (191)
==============================================================================
                                                                        60,944
==============================================================================
Net gain from investment securities and option contracts                11,407
==============================================================================
Net increase in net assets resulting from operations                  $ 10,339
______________________________________________________________________________
==============================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 AND THE PERIOD DECEMBER 31, 2001 (DATE OPERATIONS COMMENCED) TO OCTOBER 31, 2002
(UNAUDITED)

                                                                           APRIL 30,        OCTOBER 31,
                                                                             2003               2002
                                                                          -----------       -----------
OPERATIONS:

  Net investment income (loss)                                            $  (1,068)         $  (3,380)
------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
      option contracts                                                      (49,537)          (100,474)
------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
      investment securities and option contracts                             60,944            (96,950)
======================================================================================================
    Net increase (decrease) in net assets resulting from operations          10,339           (200,804)
======================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                    (5,600)                --
------------------------------------------------------------------------------------------------------
  Class B                                                                    (4,200)                --
------------------------------------------------------------------------------------------------------
  Class C                                                                    (4,200)                --
======================================================================================================
  Net increase (decrease) in net assets resulting from distributions        (14,000)                --
======================================================================================================
Share transactions-net:
  Class A                                                                     5,600            400,010
------------------------------------------------------------------------------------------------------
  Class B                                                                     4,200            300,010
------------------------------------------------------------------------------------------------------
  Class C                                                                     4,200            300,010
======================================================================================================
    Net increase in net assets resulting from share transactions             14,000          1,000,030
======================================================================================================
    Net increase in net assets                                               10,339            799,226
======================================================================================================
NET ASSETS:
  Beginning of period                                                       799,226                 --
======================================================================================================
  End of period                                                           $ 809,565          $ 799,226
______________________________________________________________________________________________________
======================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Core Strategies Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of multiple classes of shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

   The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

      Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

      The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS - Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. COVERED CALL OPTIONS - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

F. EXPENSES - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.625% of the Fund's average daily nest assets in excess of $2 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 1.75%. Voluntary expense limitations may be rescinded, terminated or modified at any time without further notice to investors. During periods of voluntary waivers or reimbursements to the extent the annualized expense ratio does not exceed the voluntary limit for the period committed, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the
Fund). For the six months ended April 30, 2003, AIM waived fees of $2,916 and reimbursed fees of $44,840.

   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $30 for such services.

   The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. This waiver may be rescinded, terminated or modified at any time. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. This waiver may be terminated or modified at any time. For the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $0, $0 and $0, respectively, and AIM Distributors waived fees of $2,878.

   Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

   During the six months ended April 30, 2003, the Fund paid legal fees of $1,241 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5 and reductions in custodian fees of $159 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $164.

NOTE 4 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5 - BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended April 30, 2003.

NOTE 6 - TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of any distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

   The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                    CAPITAL
     EXPIRATION                                                LOSS CARRYFORWARD
     ----------                                                -----------------
     October 31, 2010                                                 $  100,474
________________________________________________________________________________
================================================================================

NOTE 7 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $267,827 and $271,675, respectively.

   The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of investment securities            $   46,948
--------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities             (82,840)
================================================================================
Net unrealized appreciation (depreciation) of investment securities   $  (35,892)
________________________________________________________________________________
================================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 8 - CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 2003 are summarized as follows:

                                                          CALL OPTION CONTRACTS
                                                         -----------------------
                                                         NUMBER OF    PREMIUMS
                                                         CONTRACTS    RECEIVED
                                                         ---------   -----------
Beginning of period                                          10      $       405
--------------------------------------------------------------------------------
Written                                                      34            1,638
--------------------------------------------------------------------------------
Closed                                                      (12)            (574)
--------------------------------------------------------------------------------
Exercised                                                    (2)             (56)
--------------------------------------------------------------------------------
Expired                                                     (27)          (1,195)
================================================================================
End of period                                                 3      $       218
________________________________________________________________________________
================================================================================

         Open call options written at April 30, 2003 were as follows:

                                                                        APRIL 30,       UNREALIZED
                           CONTRACT   STRIKE  NUMBER OF    PREMIUMS       2003         APPRECIATION
     ISSUE                   MONTH    PRICE   CONTRACTS    RECEIVED    MARKET VALUE   (DEPRECIATION)
     -----                 --------   ------  ---------    --------    ------------   --------------
     CheckFree Corp.       May-03      $25            1        $122           $278        $(156)
     -----------------------------------------------------------------------------------------------
     Coca-Cola Co. (The)   May-03       45            1          28              5           23
     -----------------------------------------------------------------------------------------------
     Freddie Mac           May-03       60            1          68             50           18
     ===============================================================================================
                                                      3        $218           $333        $(115)
     _______________________________________________________________________________________________
     ===============================================================================================

NOTE 9 - SHARE INFORMATION

The Fund consists of three different classes of shares that are not currently available for sale: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge ("CDSC"). Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the period December 31, 2001 (date operations commenced) through October 31, 2002 were as follows:

                                                    SIX MONTHS ENDED                 DECEMBER 31, 2001 (DATE
                                                        APRIL 30,                    OPERATIONS COMMENCED) TO
                                                          2003                           OCTOBER 31, 2002
                                              -----------------------------       -----------------------------
                                                SHARES            AMOUNT            SHARES             AMOUNT
                                              ----------        -----------       ----------         ----------
    Sold:
      Class A*                                        --          $     --            40,001         $  400,010
    -----------------------------------------------------------------------------------------------------------
      Class B*                                        --                --            30,001            300,010
    -----------------------------------------------------------------------------------------------------------
      Class C*                                        --                --            30,001            300,010
    -----------------------------------------------------------------------------------------------------------
    Issued as reinvestment of dividends:
      Class A*                                       722             5,600                --                 --
    -----------------------------------------------------------------------------------------------------------
      Class B*                                       541             4,200                --                 --
    -----------------------------------------------------------------------------------------------------------
      Class C*                                       541             4,200                --                 --
    ===========================================================================================================
                                                   1,804          $ 14,000           100,003         $1,000,030
    ___________________________________________________________________________________________________________
    ===========================================================================================================

* Currently, all shares are owned by AIM.

NOTE 10 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                                                     CLASS A
                                                                                     ------------------------------------------
                                                                                      SIX MONTHS        DECEMBER 31, 2001 (DATE
                                                                                        ENDED          OPERATIONS COMMENCED) TO
                                                                                       APRIL 30,             OCTOBER 31,
                                                                                         2003                    2002
                                                                                     -----------       ------------------------
          Net asset value, beginning of period                                          $  7.99                    $10.00
          ---------------------------------------------------------------------------------------------------------------
          Income from investment operations:
             Net investment income (loss)                                                 (0.01)                    (0.03)
          ---------------------------------------------------------------------------------------------------------------
             Net gains (losses) on securities (both realized and unrealized)               0.11                     (1.98)
          ===============================================================================================================
                Total from investment operations                                           0.10                     (2.01)
          ===============================================================================================================
          Less distributions from net investment income                                   (0.14)                       --
          ===============================================================================================================
          Net asset value, end of period                                                $  7.95                     $7.99
          _______________________________________________________________________________________________________________
          ===============================================================================================================
          Total return(a)                                                                  1.29%                   (20.10)%
          _______________________________________________________________________________________________________________
          ===============================================================================================================
          Ratios/supplemental data:
          Net assets, end of period (000s omitted)                                      $   324                   $   320
          _______________________________________________________________________________________________________________
          ===============================================================================================================
          Ratio of expenses to average net assets:
             With fee waivers                                                              1.79% (b)                 1.82%(c)
          ---------------------------------------------------------------------------------------------------------------
             Without fee waivers                                                          14.42% (b)                13.71%(c)
          _______________________________________________________________________________________________________________
          ===============================================================================================================
          Ratio of net investment income (loss) to average net assets                     (0.27)(b)                 (0.45)(c)
          _______________________________________________________________________________________________________________
          ===============================================================================================================
          Portfolio turnover rate(d)                                                         35%                       42%
          _______________________________________________________________________________________________________________
          ===============================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are annualized and based on average daily net assets of $313,648.

(c) Annualized.

(d) Not annualized for periods less than one year.

                                                                                        CLASS B
                                                                         -------------------------------------------
                                                                            SIX MONTHS       DECEMBER 31, 2001 (DATE
                                                                              ENDED          OPERATIONS COMMENCED) TO
                                                                            APRIL 30,               OCTOBER 31,
                                                                               2003                    2002
                                                                            ----------       -----------------------
 Net asset value, beginning of period                                       $ 7.99                   $10.00
 -------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
    Net investment income (loss)                                             (0.01)                   (0.03)
 -------------------------------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized
        and unrealized)                                                       0.11                    (1.98)
 ===================================================================================================================
       Total from investment operations                                       0.10                    (2.01)
 ===================================================================================================================
 Less distributions from net investment income                               (0.14)                      --
 ===================================================================================================================
 Net asset value, end of period                                             $ 7.95                   $ 7.99
 ___________________________________________________________________________________________________________________
 ===================================================================================================================
 Total return(a)                                                              1.29%                  (20.10)%
 ___________________________________________________________________________________________________________________
 ===================================================================================================================
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                                   $  243                   $  240
 ___________________________________________________________________________________________________________________
 ===================================================================================================================
 Ratio of expenses to average net assets:
    With fee waivers                                                          1.79%(b)                 1.82%(c)
 -------------------------------------------------------------------------------------------------------------------
    Without fee waivers                                                      15.07%(b)                14.36%(c)
 ___________________________________________________________________________________________________________________
 ===================================================================================================================
 Ratio of net investment income (loss) to average net assets                 (0.27)%(b)               (0.45)%(c)
 ___________________________________________________________________________________________________________________
 ===================================================================================================================
 Portfolio turnover rate(d)                                                     35%                      42%
 ___________________________________________________________________________________________________________________
 ===================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are annualized and based on average daily net assets of $235,238.

(c) Annualized.

(d) Not annualized for periods less than one year.

                                                                                        CLASS C
                                                                          ------------------------------------------
                                                                          SIX MONTHS        DECEMBER 31, 2001 (DATE
                                                                             ENDED          OPERATIONS COMMENCED) TO
                                                                           APRIL 30,              OCTOBER 31,
                                                                             2003                    2002
                                                                          ----------        ------------------------
 Net asset value, beginning of period                                     $ 7.99                   $10.00
 -------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
    Net investment income (loss)                                           (0.01)                   (0.03)
 -------------------------------------------------------------------------------------------------------------------
    Net gains (losses) on securities (both realized
        and unrealized)                                                     0.11                    (1.98)
 ===================================================================================================================
        Total from investment operations                                    0.10                    (2.01)
 ===================================================================================================================
 Less distributions from net investment income                             (0.14)                      --
 ===================================================================================================================
 Net asset value, end of period                                           $ 7.95                    $7.99
 ___________________________________________________________________________________________________________________
 ===================================================================================================================
 Total return(a)                                                            1.29%                  (20.10)%
 ___________________________________________________________________________________________________________________
 ===================================================================================================================
 Ratios/supplemental data:
 Net assets, end of period (000s omitted)                                 $  243                   $  240
 ___________________________________________________________________________________________________________________
 ===================================================================================================================
 Ratio of expenses to average net assets:
    With fee waivers                                                        1.79% b)                 1.82%(c)
 -------------------------------------------------------------------------------------------------------------------
    Without fee waivers                                                    15.07%(b)                14.36%(c)
 ___________________________________________________________________________________________________________________
 ===================================================================================================================
 Ratio of net investment income (loss) to average net assets               (0.27)%(b)               (0.45)%(c)
 ___________________________________________________________________________________________________________________
 ===================================================================================================================
 Portfolio turnover rate(d)                                                   35%                      42%
 ___________________________________________________________________________________________________________________
 ===================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(b)  Ratios are annualized and based on average daily net assets of $235,238.

(c)  Annualized.

(d)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.31%

AIRLINES-0.39%

Ryanair Holdings PLC-ADR (Ireland)(a)             47,000    $  1,864,490
========================================================================

APPAREL RETAIL-1.83%

Abercrombie & Fitch Co.-Class A(a)                60,000       1,972,800
------------------------------------------------------------------------
Gap, Inc. (The)                                  400,000       6,652,000
========================================================================
                                                               8,624,800
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.88%

Coach, Inc.(a)                                    95,000       4,133,450
========================================================================

APPLICATION SOFTWARE-2.32%

Amdocs Ltd. (United Kingdom)(a)                  135,000       2,384,100
------------------------------------------------------------------------
Electronic Arts Inc.(a)(b)                        70,000       4,148,900
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                     130,000       4,412,200
========================================================================
                                                              10,945,200
========================================================================

BANKS-2.41%

Bank of America Corp.                             95,500       7,071,775
------------------------------------------------------------------------
Golden West Financial Corp.                       26,000       1,960,920
------------------------------------------------------------------------
Wachovia Corp.                                    62,000       2,369,020
========================================================================
                                                              11,401,715
========================================================================

BIOTECHNOLOGY-4.24%

Amgen Inc.(a)                                    195,000      11,955,450
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                         175,000       8,074,500
========================================================================
                                                              20,029,950
========================================================================

BREWERS-0.92%

Anheuser-Busch Cos., Inc.                         87,500       4,364,500
========================================================================

BROADCASTING & CABLE TV-1.26%

Clear Channel Communications, Inc.(a)             67,500       2,639,925
------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)              100,000       3,310,000
========================================================================
                                                               5,949,925
========================================================================

COMPUTER & ELECTRONICS RETAIL-0.81%

Best Buy Co., Inc.(a)                            110,000       3,803,800
========================================================================

COMPUTER HARDWARE-3.73%

Dell Computer Corp.(a)                           300,000       8,673,000
------------------------------------------------------------------------
Hewlett-Packard Co.                              210,000       3,423,000
------------------------------------------------------------------------
International Business Machines Corp.             65,000       5,518,500
========================================================================
                                                              17,614,500
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

COMPUTER STORAGE & PERIPHERALS-0.80%

EMC Corp.(a)                                     415,000       3,772,350
========================================================================

CONSUMER FINANCE-0.76%

Doral Financial Corp. (Puerto Rico)               90,000    $  3,600,900
========================================================================

DATA PROCESSING SERVICES-1.68%

Fiserv, Inc.(a)                                  110,000       3,238,400
------------------------------------------------------------------------
Paychex, Inc.                                    150,000       4,671,000
========================================================================
                                                               7,909,400
========================================================================

DEPARTMENT STORES-0.54%

Kohl's Corp.(a)                                   44,700       2,538,960
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.98%

Apollo Group, Inc.-Class A(a)                     45,000       2,438,955
------------------------------------------------------------------------
Career Education Corp.(a)                         36,000       2,164,680
========================================================================
                                                               4,603,635
========================================================================

DIVERSIFIED FINANCIAL SERVICES-9.42%

American Express Co.                             110,000       4,164,600
------------------------------------------------------------------------
Citigroup Inc.                                   300,000      11,775,000
------------------------------------------------------------------------
Fannie Mae                                        35,000       2,533,650
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                  150,000      11,385,000
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          265,000       7,777,750
------------------------------------------------------------------------
Janus Capital Group Inc.                         225,000       3,127,500
------------------------------------------------------------------------
SLM Corp.                                         33,000       3,696,000
========================================================================
                                                              44,459,500
========================================================================

EMPLOYMENT SERVICES-1.26%

Hewitt Associates, Inc.-Class A(a)                85,000       2,355,350
------------------------------------------------------------------------
Robert Half International Inc.(a)                220,000       3,581,600
========================================================================
                                                               5,936,950
========================================================================

FOOD RETAIL-0.80%

Whole Foods Market, Inc.(a)(b)                    64,000       3,799,040
========================================================================

FOOTWEAR-0.57%

NIKE, Inc.-Class B                                50,000       2,676,500
========================================================================

GENERAL MERCHANDISE STORES-0.72%

Family Dollar Stores, Inc.                       100,000       3,419,000
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.39%

AdvancePCS(a)                                    100,000       3,006,000
------------------------------------------------------------------------
Caremark Rx, Inc.(a)                             230,000       4,579,300
------------------------------------------------------------------------
Omnicare, Inc.                                   140,000       3,712,800
========================================================================
                                                              11,298,100
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-3.86%

Boston Scientific Corp.(a)                       145,000    $  6,242,250
------------------------------------------------------------------------
Medtronic, Inc.                                  115,000       5,490,100
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   55,000       2,962,300
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          75,000       3,517,500
========================================================================
                                                              18,212,150
========================================================================

HEALTH CARE SUPPLIES-1.35%

Alcon, Inc. (Switzerland)(a)                      60,000       2,643,000
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)          130,000       3,745,300
========================================================================
                                                               6,388,300
========================================================================

HOTELS, RESORTS & CRUISE LINES-0.74%

Starwood Hotels & Resorts Worldwide, Inc.        130,000       3,489,200
========================================================================

HOUSEHOLD PRODUCTS-1.52%

Procter & Gamble Co. (The)                        80,000       7,188,000
========================================================================

INSURANCE BROKERS-0.79%

Willis Group Holdings Ltd. (Bermuda)             120,000       3,742,800
========================================================================

INTERNET RETAIL-2.64%

Amazon.com, Inc.(a)                              225,000       6,450,750
------------------------------------------------------------------------
eBay Inc.(a)                                      65,000       6,030,050
========================================================================
                                                              12,480,800
========================================================================

INTERNET SOFTWARE & SERVICES-1.31%

Yahoo! Inc.(a)                                   250,000       6,195,000
========================================================================

IT CONSULTING & SERVICES-1.77%

Accenture Ltd.-Class A (Bermuda)(a)              225,000       3,604,500
------------------------------------------------------------------------
Affiliated Computer Services, Inc.-Class A(a)    100,000       4,770,000
========================================================================
                                                               8,374,500
========================================================================

MANAGED HEALTH CARE-1.80%

Aetna Inc.                                        92,500       4,606,500
------------------------------------------------------------------------
UnitedHealth Group Inc.                           42,000       3,869,460
========================================================================
                                                               8,475,960
========================================================================

MOTORCYCLE MANUFACTURERS-0.61%

Harley-Davidson, Inc.                             65,000       2,888,600
========================================================================

MOVIES & ENTERTAINMENT-0.92%

Viacom Inc.-Class B(a)                           100,500       4,362,705
========================================================================

MULTI-LINE INSURANCE-0.79%

HCC Insurance Holdings, Inc.                     135,000       3,712,500
========================================================================

NETWORKING EQUIPMENT-4.53%

Cisco Systems, Inc.(a)                           570,000       8,572,800
------------------------------------------------------------------------
Foundry Networks, Inc.(a)                        200,000       2,176,000
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                        235,000       2,401,700
------------------------------------------------------------------------
McDATA Corp.-Class A(a)                          340,000    $  3,597,200
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
NETWORKING EQUIPMENT-(CONTINUED)

NetScreen Technologies, Inc.(a)                  230,000       4,664,400
========================================================================
                                                              21,412,100
========================================================================

PERSONAL PRODUCTS-0.52%

Estee Lauder Cos. Inc. (The)-Class A              75,000       2,437,500
========================================================================

PHARMACEUTICALS-8.65%

Allergan, Inc.                                    60,000       4,215,000
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      70,000       3,620,400
------------------------------------------------------------------------
Johnson & Johnson                                 85,000       4,790,600
------------------------------------------------------------------------
Lilly (Eli) & Co.                                 43,000       2,744,260
------------------------------------------------------------------------
Pfizer Inc.                                      435,000      13,376,250
------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                     61,000       2,791,360
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       115,000       5,370,500
------------------------------------------------------------------------
Wyeth                                             90,000       3,917,700
========================================================================
                                                              40,826,070
========================================================================

PROPERTY & CASUALTY INSURANCE-0.85%

Progressive Corp. (The)                           30,000       2,040,000
------------------------------------------------------------------------
Radian Group Inc.                                 50,000       1,985,000
========================================================================
                                                               4,025,000
========================================================================

PUBLISHING-0.72%

Getty Images, Inc.(a)                            100,000       3,385,000
========================================================================

RESTAURANTS-1.07%

Brinker International, Inc.(a)                    90,000       2,857,500
------------------------------------------------------------------------
Starbucks Corp.(a)                                94,000       2,208,060
========================================================================
                                                               5,065,560
========================================================================

SEMICONDUCTOR EQUIPMENT-3.99%

Applied Materials, Inc.(a)                       160,000       2,336,000
------------------------------------------------------------------------
Entegris Inc.(a)                                 450,000       5,161,500
------------------------------------------------------------------------
Lam Research Corp.(a)                            275,000       3,995,750
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                        262,500       7,360,500
========================================================================
                                                              18,853,750
========================================================================

SEMICONDUCTORS-6.37%

Analog Devices, Inc.(a)                          215,000       7,120,800
------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                        200,000       3,578,000
------------------------------------------------------------------------
Linear Technology Corp.                          182,700       6,297,669
------------------------------------------------------------------------
National Semiconductor Corp.(a)                  150,000       2,809,500
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                           620,000       5,189,400
------------------------------------------------------------------------
Xilinx, Inc.(a)                                  187,500       5,075,625
========================================================================
                                                              30,070,994
========================================================================

SOFT DRINKS-0.81%

PepsiCo, Inc.                                     88,000       3,808,640
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SPECIALTY STORES-2.00%

Advance Auto Parts, Inc.(a)                       57,000    $  2,835,180
------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                        100,000       3,951,000
------------------------------------------------------------------------
Staples, Inc.(a)                                 140,000       2,665,600
========================================================================
                                                               9,451,780
========================================================================

SYSTEMS SOFTWARE-6.79%

Microsoft Corp.                                  540,000      13,807,800
------------------------------------------------------------------------
Oracle Corp.(a)                                  800,000       9,504,000
------------------------------------------------------------------------
Symantec Corp.(a)                                 84,000       3,691,800
------------------------------------------------------------------------
VERITAS Software Corp.(a)                        229,400       5,049,094
========================================================================
                                                              32,052,694
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.34%

Nortel Networks Corp. (Canada)(a)              1,405,000       3,624,900
------------------------------------------------------------------------
QUALCOMM Inc.                                     85,000       2,710,650
========================================================================
                                                               6,335,550
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.86%

AT&T Wireless Services Inc.(a)                   700,000       4,522,000
------------------------------------------------------------------------

Vodafone Group PLC-ADR (United Kingdom)          215,000    $  4,248,400
========================================================================
                                                               8,770,400
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $402,011,631)                          454,752,218
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
MONEY MARKET FUNDS-3.82%

STIC Liquid Assets Portfolio(c)                9,021,498       9,021,498
------------------------------------------------------------------------
STIC Prime Portfolio(c)                        9,021,498       9,021,498
========================================================================
    Total Money Market Funds (Cost
    $18,042,996)                                              18,042,996
========================================================================
TOTAL INVESTMENTS -- 100.13% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $420,054,627)                472,795,214
========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.44%

STIC Liquid Assets Portfolio(c)(d)             6,804,400       6,804,400
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $6,804,400)                                        6,804,400
========================================================================
TOTAL INVESTMENTS-101.57% (Cost $426,859,027)                479,599,614
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.57)%                         (7,402,402)
========================================================================
NET ASSETS-100.00%                                          $472,197,212
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1 section H and Note 7.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $426,859,027)*                              $  479,599,614
------------------------------------------------------------
Foreign currencies, at value (cost $192)                 198
------------------------------------------------------------
Receivables for:
  Investments sold                                 9,912,260
------------------------------------------------------------
  Fund shares sold                                   734,338
------------------------------------------------------------
  Dividends                                          125,921
------------------------------------------------------------
  Due from advisor - See Note 2                       58,910
------------------------------------------------------------
Investment for deferred compensation plan             23,807
------------------------------------------------------------
Other assets                                          26,085
============================================================
    Total assets                                 490,481,133
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            9,139,312
------------------------------------------------------------
  Fund shares reacquired                             802,661
------------------------------------------------------------
  Options written (premiums received
    $122,156)                                        321,750
------------------------------------------------------------
  Deferred compensation plan                          23,807
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                         6,804,400
------------------------------------------------------------
Accrued distribution fees                            397,893
------------------------------------------------------------
Accrued trustees' fees                                   940
------------------------------------------------------------
Accrued transfer agent fees                          614,816
------------------------------------------------------------
Accrued operating expenses                           178,342
============================================================
    Total liabilities                             18,283,921
============================================================
Net assets applicable to shares outstanding   $  472,197,212
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,358,132,963
------------------------------------------------------------
Undistributed net investment income (loss)        (4,067,677)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                          (934,409,073)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                       52,540,999
============================================================
                                              $  472,197,212
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  177,556,971
____________________________________________________________
============================================================
Class B                                       $  212,137,221
____________________________________________________________
============================================================
Class C                                       $   82,503,020
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           28,021,630
____________________________________________________________
============================================================
Class B                                           34,347,258
____________________________________________________________
============================================================
Class C                                           13,359,474
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         6.34
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.34 divided by
      94.50%)                                 $         6.71
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         6.18
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         6.18
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $6,517,160 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $26,350)         $  1,754,986
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       105,591
--------------------------------------------------------------------------
Interest                                                            12,440
--------------------------------------------------------------------------
Security lending income                                             12,837
==========================================================================
    Total investment income                                      1,885,854
==========================================================================

EXPENSES:

Advisory fees                                                    1,996,702
--------------------------------------------------------------------------
Administrative services fees                                        61,435
--------------------------------------------------------------------------
Custodian fees                                                      39,880
--------------------------------------------------------------------------
Distribution fees -- Class A                                       310,025
--------------------------------------------------------------------------
Distribution fees -- Class B                                     1,051,647
--------------------------------------------------------------------------
Distribution fees -- Class C                                       411,628
--------------------------------------------------------------------------
Transfer agent fees                                              1,899,090
--------------------------------------------------------------------------
Trustees' fees                                                       5,408
--------------------------------------------------------------------------
Other                                                              205,767
==========================================================================
    Total expenses                                               5,981,582
==========================================================================
Less: Fees waived, expenses reimbursed and expenses paid
  indirectly                                                       (64,864)
==========================================================================
    Net expenses                                                 5,916,718
==========================================================================
Net investment income (loss)                                    (4,030,864)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (31,006,987)
--------------------------------------------------------------------------
  Foreign currencies                                                  (899)
--------------------------------------------------------------------------
  Option contracts written                                         (79,985)
==========================================================================
                                                               (31,087,871)
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         58,891,670
--------------------------------------------------------------------------
  Foreign currencies                                                18,847
--------------------------------------------------------------------------
  Option contracts written                                        (207,866)
==========================================================================
                                                                58,702,651
==========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                              27,614,780
==========================================================================
Net increase in net assets resulting from operations          $ 23,583,916
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (4,030,864)   $  (12,825,259)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    (31,087,871)     (202,713,132)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts           58,702,651        63,144,429
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                   23,583,916      (152,393,962)
==============================================================================================
Share transactions-net:
  Class A                                                        (21,886,491)      (64,886,914)
----------------------------------------------------------------------------------------------
  Class B                                                        (21,899,531)      (75,460,458)
----------------------------------------------------------------------------------------------
  Class C                                                         (9,456,374)      (35,199,684)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          (53,242,396)     (175,547,056)
==============================================================================================
    Net increase (decrease) in net assets                        (29,658,480)     (327,941,018)
==============================================================================================

NET ASSETS:

  Beginning of period                                            501,855,692       829,796,710
==============================================================================================
  End of period                                               $  472,197,212    $  501,855,692
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

J. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of a subadvisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $2,192. Under an agreement to limit the aggregate costs of certain shareholder services provided by third party administrators, a receivable of $58,910 has been recorded for the estimated amount which AIM reimbursed to the Fund on June 27, 2003.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $61,435 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $998,491 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $310,025, $1,051,647 and $411,628, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended April 30, 2003, AIM Distributors retained $35,941 in front-end sales commissions from the sale of Class A shares and $0, $38 and $2,323 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,733 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,762 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $3,762.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.


NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $6,517,160 were on loan to brokers. The loans were secured by cash collateral of $6,804,400 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2003, the Fund received fees of $12,837 for securities lending.

NOTE 7--CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 2003 are summarized as follows:

                                                        CALL OPTION CONTRACTS
                                                       ------------------------
                                                       NUMBER OF     PREMIUMS
                                                       CONTRACTS     RECEIVED
-------------------------------------------------------------------------------
Beginning of period                                         275     $    69,460
-------------------------------------------------------------------------------
Written                                                  17,276       2,422,932
-------------------------------------------------------------------------------
Closed                                                  (16,661)     (2,370,236)
===============================================================================
End of period                                               890     $   122,156
_______________________________________________________________________________
===============================================================================


    Open call options written at April 30, 2003 were as follows:

                                                       APRIL 30,
                                NUMBER                   2003        UNREALIZED
           CONTRACT   STRIKE      OF       PREMIUMS     MARKET      APPRECIATION
ISSUE       MONTH     PRICE    CONTRACTS   RECEIVED      VALUE     (DEPRECIATION)
---------------------------------------------------------------------------------
Electronic
 Arts Inc.  Sep-03     $70        250      $ 50,478    $ 33,750      $  16,728
---------------------------------------------------------------------------------
Whole
 Foods
 Market,
 Inc.       May-03      55        640        71,678     288,000       (216,322)
=================================================================================
                                  890      $122,156    $321,750      $(199,594)
_________________________________________________________________________________
=================================================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                    CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD
--------------------------------------------------------------------------------
October 31, 2007                                                    $  3,389,675
--------------------------------------------------------------------------------
October 31, 2008                                                     144,576,334
--------------------------------------------------------------------------------
October 31, 2009                                                     541,794,870
--------------------------------------------------------------------------------
October 31, 2010                                                     195,681,695
================================================================================
Total capital loss carryforward                                     $885,442,574
________________________________________________________________________________
================================================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $354,836,960 and $410,416,241, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of investment securities          $57,956,652
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (8,152,140)
===============================================================================
Net unrealized appreciation of investment securities                $49,804,512
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $429,795,102.

NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                    APRIL 30, 2003                OCTOBER 31, 2002
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,638,278    $  9,942,711      5,537,858    $  43,117,200
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,294,607       7,638,727      3,503,829       26,984,220
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        460,945       2,708,232      1,824,515       14,029,736
========================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                         70,546         426,480        214,960        1,628,659
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (72,282)       (426,480)      (217,773)      (1,628,659)
========================================================================================================================
Reacquired:
  Class A                                                     (5,399,103)    (32,255,682)   (15,019,465)    (109,632,773)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,999,825)    (29,111,778)   (14,137,854)    (100,816,019)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (2,092,146)    (12,164,606)    (6,815,024)     (49,229,420)
========================================================================================================================
                                                              (9,098,980)   $(53,242,396)   (25,108,954)   $(175,547,056)
________________________________________________________________________________________________________________________
========================================================================================================================


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                       CLASS A
                                          ------------------------------------------------------------------
                                                                                               JUNE 7, 1999
                                                                                                   (DATE
                                          SIX MONTHS                                            OPERATIONS
                                            ENDED               YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                          APRIL 30,        --------------------------------     OCTOBER 31,
                                             2003            2002        2001        2000          1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   6.00        $   7.62    $  15.40    $  12.14      $  10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.04)          (0.12)      (0.12)      (0.11)        (0.03)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.38           (1.50)      (7.66)       3.37          2.17
============================================================================================================
    Total from investment operations           0.34           (1.62)      (7.78)       3.26          2.14
============================================================================================================
Net asset value, end of period             $   6.34        $   6.00    $   7.62    $  15.40      $  12.14
____________________________________________________________________________________________________________
============================================================================================================
Total return(a)                                5.67%         (21.26)%    (50.52)%     26.85%        21.40%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $177,557        $190,253    $312,377    $666,929      $163,872
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets        2.12%(b)(c)     1.87%       1.64%       1.50%         1.60%(c)(d)
============================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.31)%(b)      (1.31)%     (1.04)%     (0.93)%       (1.00)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                       78%            189%        143%         90%           29%
____________________________________________________________________________________________________________
============================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $178,625,484.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.14% (annualized) and 1.65% (annualized) for periods ended April 30, 2003 and October 31, 1999, respectively.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                       CLASS B
                                          ------------------------------------------------------------------
                                                                                               JUNE 7, 1999
                                                                                                   (DATE
                                          SIX MONTHS                                            OPERATIONS
                                            ENDED               YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                          APRIL 30,        --------------------------------     OCTOBER 31,
                                             2003            2002        2001        2000          1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   5.87        $   7.50    $  15.26    $  12.11      $  10.00
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.06)          (0.17)      (0.18)      (0.18)        (0.04)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.37           (1.46)      (7.58)       3.33          2.15
============================================================================================================
    Total from investment operations           0.31           (1.63)      (7.76)       3.15          2.11
============================================================================================================
Net asset value, end of period             $   6.18        $   5.87    $   7.50    $  15.26      $  12.11
____________________________________________________________________________________________________________
============================================================================================================
Total return(a)                                5.28%         (21.73)%    (50.85)%     26.01%        21.10%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $212,137        $223,666    $367,494    $748,480      $177,430
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets        2.77%(b)(c)     2.53%       2.32%       2.17%         2.24%(c)(d)
============================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.96)%(b)      (1.97)%     (1.72)%     (1.60)%       (1.64)%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                       78%            189%        143%         90%           29%
____________________________________________________________________________________________________________
============================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $212,072,369.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.79% (annualized) and 2.29% (annualized) for periods ended April 30, 2003 and October 31, 1999, respectively.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                       CLASS C
                                          -----------------------------------------------------------------
                                                                                              JUNE 7, 1999
                                                                                                  (DATE
                                          SIX MONTHS                                           OPERATIONS
                                            ENDED              YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                          APRIL 30,        -------------------------------     OCTOBER 31,
                                             2003           2002        2001        2000          1999
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  5.87         $  7.50    $  15.26    $  12.11       $ 10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.06)          (0.17)      (0.19)      (0.17)        (0.04)
-----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.37           (1.46)      (7.57)       3.32          2.15
===========================================================================================================
    Total from investment operations          0.31           (1.63)      (7.76)       3.15          2.11
===========================================================================================================
Net asset value, end of period             $  6.18         $  5.87    $   7.50    $  15.26       $ 12.11
___________________________________________________________________________________________________________
===========================================================================================================
Total return(a)                               5.28%         (21.73)%    (50.85)%     26.01%        21.10%
___________________________________________________________________________________________________________
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $82,503         $87,938    $149,925    $309,821       $51,605
___________________________________________________________________________________________________________
===========================================================================================================
Ratio of expenses to average net assets       2.77%(b)        2.53%       2.32%       2.17%         2.24%(c)(d)
===========================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.96)%(b)      (1.97)%     (1.72)%     (1.60)%       (1.64)%(d)
___________________________________________________________________________________________________________
===========================================================================================================
Portfolio turnover rate(e)                      78%            189%        143%         90%           29%
___________________________________________________________________________________________________________
===========================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $83,007,800.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.79% (annualized) and 2.29% (annualized) for periods ended April 30, 2003 and October 31, 1999, respectively.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS-89.16%

ADVERTISING-2.22%

Lamar Advertising Co.(a)                           50,000   $  1,796,000
------------------------------------------------------------------------
Omnicom Group Inc.                                 10,000        619,000
========================================================================
                                                               2,415,000
========================================================================

AEROSPACE & DEFENSE-2.46%

Alliant Techsystems Inc.(a)                        25,000      1,343,000
------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)               30,000      1,332,000
========================================================================
                                                               2,675,000
========================================================================

AGRICULTURAL PRODUCTS-0.54%

Fresh Del Monte Produce Inc. (Cayman Islands)      30,000        584,400
========================================================================

AIR FREIGHT & LOGISTICS-0.57%

Ryder System, Inc.                                 25,000        621,000
========================================================================

APPAREL RETAIL-2.15%

AnnTaylor Stores Corp.(a)                          40,000        946,400
------------------------------------------------------------------------
Limited Brands                                     70,000      1,017,800
------------------------------------------------------------------------
Too Inc.(a)                                        20,000        371,200
========================================================================
                                                               2,335,400
========================================================================

APPLICATION SOFTWARE-1.25%

Intuit Inc.(a)                                     35,000      1,357,300
========================================================================

BANKS-0.37%

Commerce Bancorp, Inc.                             10,000        406,700
========================================================================

BIOTECHNOLOGY-1.34%

ICOS Corp.(a)                                      30,000        802,500
------------------------------------------------------------------------
Invitrogen Corp.(a)                                20,000        654,000
========================================================================
                                                               1,456,500
========================================================================

BROADCASTING & CABLE TV-2.00%

Hispanic Broadcasting Corp.(a)                     50,000      1,282,500
------------------------------------------------------------------------
Radio One, Inc.-Class D(a)                         35,000        535,500
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)           12,000        363,360
========================================================================
                                                               2,181,360
========================================================================

CATALOG RETAIL-0.87%

Insight Enterprises, Inc.(a)                      125,000        942,500
========================================================================

COMMODITY CHEMICALS-0.42%

Georgia Gulf Corp.                                 20,000        452,000
========================================================================

COMPUTER & ELECTRONICS RETAIL-1.84%

CDW Computer Centers, Inc.(a)                      40,000      1,705,600
------------------------------------------------------------------------
GameStop Corp.(a)                                  25,000        298,750
========================================================================
                                                               2,004,350
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

COMPUTER HARDWARE-1.14%

Apple Computer, Inc.(a)                            30,000   $    426,000
------------------------------------------------------------------------
Hewlett-Packard Co.                                50,000        815,000
========================================================================
                                                               1,241,000
========================================================================

COMPUTER STORAGE & PERIPHERALS-0.40%

Applied Films Corp.(a)                             20,000        435,000
========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.75%

AGCO Corp.(a)                                      45,000        819,450
========================================================================

CONSUMER FINANCE-1.13%

MBNA Corp.                                         65,000      1,228,500
========================================================================

DATA PROCESSING SERVICES-4.44%

Automatic Data Processing, Inc.                    37,500      1,261,125
------------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                        100,000      1,688,000
------------------------------------------------------------------------
DST Systems, Inc.(a)                               35,000      1,074,500
------------------------------------------------------------------------
Fiserv, Inc.(a)                                    27,500        809,600
========================================================================
                                                               4,833,225
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.34%

Cintas Corp.                                       12,500        448,750
------------------------------------------------------------------------
FTI Consulting, Inc.(a)                             5,000        226,250
------------------------------------------------------------------------
Kroll Inc.(a)                                      35,000        780,500
========================================================================
                                                               1,455,500
========================================================================

DIVERSIFIED FINANCIAL SERVICES-1.20%

Investors Financial Services Corp.                 60,000      1,308,600
========================================================================

DRUG RETAIL-1.27%

CVS Corp.                                          25,000        605,250
------------------------------------------------------------------------
Walgreen Co.                                       25,000        771,500
========================================================================
                                                               1,376,750
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.69%

Optimal Robotics Corp.-Class A (Canada)(a)         45,000        306,000
------------------------------------------------------------------------
ScanSource, Inc.(a)                                35,000        696,850
------------------------------------------------------------------------
Waters Corp.(a)                                    35,000        840,350
========================================================================
                                                               1,843,200
========================================================================

EMPLOYMENT SERVICES-1.72%

Robert Half International Inc.(a)                 115,000      1,872,200
========================================================================

ENVIRONMENTAL SERVICES-0.53%

Headwaters Inc.(a)                                 35,000        574,000
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

FOOD DISTRIBUTORS-0.45%

SUPERVALU INC.                                     30,000   $    494,100
========================================================================

GENERAL MERCHANDISE STORES-1.29%

Dollar Tree Stores, Inc.(a)                        55,000      1,399,750
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-7.13%

Accredo Health, Inc.(a)                            30,000        443,100
------------------------------------------------------------------------
AmerisourceBergen Corp.                            20,000      1,157,000
------------------------------------------------------------------------
AMN Healthcare Services, Inc.(a)                   45,000        409,500
------------------------------------------------------------------------
Express Scripts, Inc.(a)                           50,000      2,948,000
------------------------------------------------------------------------
Henry Schein, Inc.(a)                              10,000        431,500
------------------------------------------------------------------------
McKesson Corp.                                     60,000      1,664,400
------------------------------------------------------------------------
Omnicare, Inc.                                     15,000        397,800
------------------------------------------------------------------------
Patterson Dental Co.(a)                             7,500        301,275
========================================================================
                                                               7,752,575
========================================================================

HEALTH CARE EQUIPMENT-0.84%

Baxter International Inc.                          20,000        460,000
------------------------------------------------------------------------
CTI Molecular Imaging, Inc.(a)                     25,000        459,000
========================================================================
                                                                 919,000
========================================================================

HEALTH CARE FACILITIES-3.29%

HCA Inc.                                           50,000      1,605,000
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A         17,900        305,374
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                           55,000      1,210,550
------------------------------------------------------------------------
United Surgical Partners International,
  Inc.(a)                                          25,000        463,250
========================================================================
                                                               3,584,174
========================================================================

HEALTH CARE SUPPLIES-0.93%

Fisher Scientific International Inc.(a)            35,000      1,008,350
========================================================================

HOME IMPROVEMENT RETAIL-0.39%

Home Depot, Inc. (The)                             15,000        421,950
========================================================================

HOTELS, RESORTS & CRUISE LINES-2.96%

Carnival Corp. (Panama)                            30,000        827,700
------------------------------------------------------------------------
Intrawest Corp. (Canada)                          125,000      1,457,500
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.          35,000        939,400
========================================================================
                                                               3,224,600
========================================================================

HOUSEHOLD PRODUCTS-0.69%

Kimberly-Clark Corp.                               15,000        746,550
========================================================================

INDUSTRIAL MACHINERY-3.00%

Kennametal Inc.                                    25,000        787,250
------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                          35,000        651,000
------------------------------------------------------------------------
Parker-Hannifin Corp.                              20,000        813,600
------------------------------------------------------------------------
SPX Corp.(a)                                       30,000      1,014,000
========================================================================
                                                               3,265,850
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INTERNET RETAIL-0.41%

Priceline.com Inc.(a)                             200,000   $    444,000
========================================================================

INTERNET SOFTWARE & SERVICES-0.33%

SonicWALL, Inc.(a)                                100,000        357,000
========================================================================

IT CONSULTING & SERVICES-5.74%

Accenture Ltd.-Class A (Bermuda)(a)                55,000        881,100
------------------------------------------------------------------------
Affiliated Computer Services, Inc.-Class A(a)      25,000      1,192,500
------------------------------------------------------------------------
Cognizant Technology Solutions Corp.(a)            35,000        628,600
------------------------------------------------------------------------
SRA International, Inc.-Class A(a)                 20,000        473,000
------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                      100,000      2,150,000
------------------------------------------------------------------------
Titan Corp. (The)(a)                              115,000        923,450
========================================================================
                                                               6,248,650
========================================================================

LEISURE FACILITIES-0.54%

Six Flags, Inc.(a)                                100,000        588,000
========================================================================

LEISURE PRODUCTS-0.51%

RC2 Corp.(a)                                       35,000        555,800
========================================================================

MANAGED HEALTH CARE-3.38%

Aetna Inc.                                         11,000        547,800
------------------------------------------------------------------------
AMERIGROUP Corp.(a)                                20,000        582,400
------------------------------------------------------------------------
Anthem, Inc.(a)                                    25,000      1,716,000
------------------------------------------------------------------------
Humana Inc.(a)                                     75,000        828,750
========================================================================
                                                               3,674,950
========================================================================

METAL & GLASS CONTAINERS-0.34%

Intertape Polymer Group Inc. (Canada)(a)           75,000        375,000
========================================================================

MOVIES & ENTERTAINMENT-0.45%

Regal Entertainment Group-Class A                  25,000        490,000
========================================================================

OIL & GAS DRILLING-3.15%

ENSCO International Inc.                           40,000      1,016,000
------------------------------------------------------------------------
Parker Drilling Co.(a)                            300,000        588,000
------------------------------------------------------------------------
Precision Drilling Corp. (Canada)(a)               35,000      1,203,300
------------------------------------------------------------------------
Pride International, Inc.(a)                       40,000        620,800
========================================================================
                                                               3,428,100
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.49%

Cal Dive International, Inc.(a)                    75,000      1,207,500
------------------------------------------------------------------------
Hanover Compressor Co.(a)                         125,000      1,051,250
------------------------------------------------------------------------
Oil States International, Inc.(a)                  40,000        455,200
========================================================================
                                                               2,713,950
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.94%

Ultra Petroleum Corp.(a)                           60,000        600,000
------------------------------------------------------------------------
Westport Resources Corp.(a)                        20,300        423,052
========================================================================
                                                               1,023,052
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

PACKAGED FOODS & MEATS-1.80%

Hershey Foods Corp.                                15,000   $    978,750
------------------------------------------------------------------------
Smithfield Foods, Inc.(a)                          50,000        980,000
========================================================================
                                                               1,958,750
========================================================================

PERSONAL PRODUCTS-0.75%

Estee Lauder Cos. Inc. (The)-Class A               25,000        812,500
========================================================================

PHARMACEUTICALS-1.53%

American Pharmaceutical Partners, Inc.(a)          25,000        583,750
------------------------------------------------------------------------
Pfizer Inc.                                        35,000      1,076,250
========================================================================
                                                               1,660,000
========================================================================

PROPERTY & CASUALTY INSURANCE-1.15%

ACE Ltd. (Cayman Islands)                          25,000        827,000
------------------------------------------------------------------------
Infiniti Property & Casualty Corp.                 20,000        422,000
========================================================================
                                                               1,249,000
========================================================================

REINSURANCE-0.54%

Everest Re Group, Ltd. (Bermuda)                    8,500        592,025
========================================================================

RESTAURANTS-2.14%

Darden Restaurants, Inc.                           25,000        437,750
------------------------------------------------------------------------
Jack in the Box Inc.(a)                            30,000        534,000
------------------------------------------------------------------------
Landry's Restaurants, Inc.                         30,000        561,000
------------------------------------------------------------------------
Papa John's International, Inc.(a)                 15,000        356,700
------------------------------------------------------------------------
Wendy's International, Inc.                        15,000        435,600
========================================================================
                                                               2,325,050
========================================================================

SEMICONDUCTOR EQUIPMENT-0.99%

Cabot Microelectronics Corp.(a)                    25,000      1,080,500
========================================================================

SEMICONDUCTORS-2.19%

Agere Systems Inc.-Class A(a)                     400,000        716,000
------------------------------------------------------------------------
Microchip Technology Inc.                          80,000      1,663,200
========================================================================
                                                               2,379,200
========================================================================

SOFT DRINKS-0.74%

Coca-Cola Co. (The)                                20,000        808,000
========================================================================

SPECIALTY STORES-2.43%

Foot Locker, Inc.                                  75,000        825,000
------------------------------------------------------------------------
Linens 'n Things, Inc.(a)                          20,000        423,800
------------------------------------------------------------------------
Michaels Stores, Inc.(a)                            9,000   $    281,160
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Pier 1 Imports, Inc.                               25,000        464,000
------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           25,000        647,000
========================================================================
                                                               2,640,960
========================================================================

SYSTEMS SOFTWARE-1.38%

Microsoft Corp.                                    40,000      1,022,800
------------------------------------------------------------------------
NetIQ Corp.(a)                                     35,000        482,300
========================================================================
                                                               1,505,100
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.45%

Arris Group Inc.(a)                               125,000        487,625
------------------------------------------------------------------------
UTStarcom, Inc.(a)                                 50,000      1,088,550
========================================================================
                                                               1,576,175
========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.32%

Fastenal Co.                                       10,000        345,900
========================================================================

TRUCKING-0.86%

Yellow Corp.(a)                                    35,000        934,500
========================================================================
    Total Common Stocks (Cost $96,418,135)                    97,001,996
========================================================================

MONEY MARKET FUNDS-12.99%

STIC Liquid Assets Portfolio(b)                 7,068,820      7,068,820
------------------------------------------------------------------------
STIC Prime Portfolio(b)                         7,068,820      7,068,820
========================================================================
    Total Money Market Funds (Cost
      $14,137,640)                                            14,137,640
========================================================================
TOTAL INVESTMENTS-102.15% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $110,555,775)                111,139,636
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-12.96%

STIC Liquid Assets Portfolio(b)(c)             14,095,815     14,095,815
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $14,095,815)                                      14,095,815
========================================================================
TOTAL INVESTMENTS-115.11% (Cost $124,651,590)                125,235,451
========================================================================
OTHER ASSETS LESS LIABILITIES-(15.11%)                       (16,434,576)
========================================================================
NET ASSETS-100.00%                                          $108,800,875
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $124,651,590)*                               $125,235,451
-----------------------------------------------------------
Receivables for:
  Investments sold                                5,190,826
-----------------------------------------------------------
  Fund shares sold                                  227,756
-----------------------------------------------------------
  Dividends                                          17,260
-----------------------------------------------------------
Investment for deferred compensation plan            12,874
-----------------------------------------------------------
Other assets                                         20,469
===========================================================
    Total assets                                130,704,636
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           6,980,399
-----------------------------------------------------------
  Fund shares reacquired                            541,119
-----------------------------------------------------------
  Deferred compensation plan                         12,874
-----------------------------------------------------------
  Collateral upon return of securities loaned    14,095,815
-----------------------------------------------------------
Accrued distribution fees                            89,093
-----------------------------------------------------------
Accrued trustees' fees                                  756
-----------------------------------------------------------
Accrued transfer agent fees                         120,016
-----------------------------------------------------------
Accrued operating expenses                           63,689
===========================================================
    Total liabilities                            21,903,761
===========================================================
Net assets applicable to shares outstanding    $108,800,875
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $287,183,295
-----------------------------------------------------------
Undistributed net investment income (loss)       (1,153,720)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts   (177,812,561)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                        583,861
===========================================================
                                               $108,800,875
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 55,758,108
___________________________________________________________
===========================================================
Class B                                        $ 36,513,289
___________________________________________________________
===========================================================
Class C                                        $ 16,529,478
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                          12,055,419
___________________________________________________________
===========================================================
Class B                                           8,050,882
___________________________________________________________
===========================================================
Class C                                           3,647,073
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       4.63
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $4.63 divided by
      94.50%)                                  $       4.90
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       4.54
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       4.53
___________________________________________________________
===========================================================

* At April 30, 2003, securities with an aggregate market value of $13,499,539 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends                                                     $   172,413
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       52,905
-------------------------------------------------------------------------
Security lending income                                            13,309
=========================================================================
    Total investment income                                       238,627
=========================================================================

EXPENSES:

Advisory fees                                                     461,327
-------------------------------------------------------------------------
Administrative services fees                                       24,795
-------------------------------------------------------------------------
Custodian fees                                                     28,431
-------------------------------------------------------------------------
Distribution fees -- Class A                                       96,303
-------------------------------------------------------------------------
Distribution fees -- Class B                                      184,747
-------------------------------------------------------------------------
Distribution fees -- Class C                                       82,838
-------------------------------------------------------------------------
Transfer agent fees                                               419,252
-------------------------------------------------------------------------
Trustees' fees                                                      4,641
-------------------------------------------------------------------------
Other                                                              76,763
=========================================================================
    Total expenses                                              1,379,097
=========================================================================
Less: Fees waived and expenses paid indirectly                     (1,640)
=========================================================================
    Net expenses                                                1,377,457
=========================================================================
Net investment income (loss)                                   (1,138,830)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (1,797,182)
-------------------------------------------------------------------------
  Option contracts written                                        291,831
=========================================================================
                                                               (1,505,351)
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   14,054,504
=========================================================================
Net gain from investment securities and option contracts       12,549,153
=========================================================================
Net increase in net assets resulting from operations          $11,410,323
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                  2003             2002
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (1,138,830)   $  (2,977,371)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (1,505,351)     (43,488,298)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   14,054,504        7,080,269
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  11,410,323      (39,385,400)
============================================================================================
Share transactions-net:
  Class A                                                        (1,759,890)     (10,076,931)
--------------------------------------------------------------------------------------------
  Class B                                                        (3,422,576)      (8,139,807)
--------------------------------------------------------------------------------------------
  Class C                                                        (2,502,626)      (2,937,370)
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          (7,685,092)     (21,154,108)
============================================================================================
    Net increase (decrease) in net assets                         3,725,231      (60,539,508)
============================================================================================

NET ASSETS:

  Beginning of period                                           105,075,644      165,615,152
============================================================================================
  End of period                                               $ 108,800,875    $ 105,075,644
____________________________________________________________________________________________
============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets plus 0.80% of the Fund's average daily net assets over $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $766.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $226,575 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $96,303, $184,747 and $82,838, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $10,032 in front-end sales commissions from the sale of Class A shares and $278, $158 and $930 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,273 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $874 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $874.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.


NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $13,499,539 were on loan to brokers. The loans were secured by cash collateral of $14,095,815 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2003, the Fund received fees of $13,309 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2003 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of period                      --      $      --
----------------------------------------------------------
Written                               6,300        445,583
----------------------------------------------------------
Closed                               (4,650)      (326,387)
----------------------------------------------------------
Exercised                              (276)       (22,857)
----------------------------------------------------------
Expired                              (1,374)       (96,339)
==========================================================
End of period                            --      $      --
__________________________________________________________
==========================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $128,445,323
----------------------------------------------------------
October 31, 2010                                45,298,855
==========================================================
Total capital loss carryforward               $173,744,178
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $157,884,051 and $165,038,585, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 5,377,269
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (5,041,761)
===========================================================
Net unrealized appreciation of investment
  securities                                    $   335,508
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $124,899,943.


NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2003               OCTOBER 31, 2002
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      5,752,258    $ 25,389,591      8,104,455    $ 45,061,733
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,000,322       4,331,744      1,711,610       9,848,093
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        436,921       1,896,887      1,313,206       7,417,468
=======================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                         40,111         173,037         70,830         388,408
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (40,885)       (173,037)       (72,057)       (388,408)
=======================================================================================================================
Reacquired:
  Class A                                                     (6,326,126)    (27,322,518)   (10,450,880)    (55,527,072)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,811,824)     (7,581,283)    (3,473,227)    (17,599,492)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,038,429)     (4,399,513)    (1,969,513)    (10,354,838)
=======================================================================================================================
                                                              (1,987,652)   $ (7,685,092)    (4,765,576)   $(21,154,108)
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                                            MARCH 31, 2000
                                                              SIX MONTHS            YEAR ENDED             (DATE OPERATIONS
                                                                ENDED               OCTOBER 31,             COMMENCED) TO
                                                              APRIL 30,        ---------------------         OCTOBER 31,
                                                                 2003           2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  4.12         $  5.46       $ 10.50           $  10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)       (0.08)(a)     (0.10)             (0.04)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.55           (1.26)        (4.51)              0.54
===========================================================================================================================
    Total from investment operations                              0.51           (1.34)        (4.61)              0.50
===========================================================================================================================
Less distributions from net realized gains                          --              --         (0.43)                --
===========================================================================================================================
Net asset value, end of period                                 $  4.63         $  4.12       $  5.46           $  10.50
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  12.38%         (24.54)%      (45.37)%             5.00%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $55,758         $51,822       $81,114           $147,101
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           2.22%(c)        1.89%         1.71%(d)           1.68%(e)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.78)%(c)      (1.54)%       (1.32)%            (1.04)%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)                                         157%            407%          242%               111%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $55,486,594.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.83%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                                            MARCH 31, 2000
                                                              SIX MONTHS            YEAR ENDED             (DATE OPERATIONS
                                                                ENDED               OCTOBER 31,             COMMENCED) TO
                                                              APRIL 30,        ---------------------         OCTOBER 31,
                                                                 2003           2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  4.05         $  5.40       $ 10.47           $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)       (0.12)(a)     (0.14)            (0.07)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.54           (1.23)        (4.50)             0.54
===========================================================================================================================
    Total from investment operations                              0.49           (1.35)        (4.64)             0.47
===========================================================================================================================
Less distributions from net realized gains                          --              --         (0.43)               --
===========================================================================================================================
Net asset value, end of period                                 $  4.54         $  4.05       $  5.40           $ 10.47
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  12.10%         (25.00)%      (45.81)%            4.70%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $36,513         $36,060       $58,019           $94,740
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           2.87%(c)        2.55%         2.36%(d)          2.37%(e)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (2.43)%(c)      (2.19)%       (1.98)%           (1.73)%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)                                         157%            407%          242%              111%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $37,255,638.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.48%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                                         CLASS C
                                                              -------------------------------------------------------------
                                                                                                            MARCH 31, 2000
                                                              SIX MONTHS            YEAR ENDED             (DATE OPERATIONS
                                                                ENDED               OCTOBER 31,             COMMENCED) TO
                                                              APRIL 30,        ---------------------         OCTOBER 31,
                                                                 2003           2002          2001               2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  4.05         $  5.40       $ 10.46           $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)       (0.12)(a)     (0.14)            (0.07)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.53           (1.23)        (4.49)             0.53
===========================================================================================================================
    Total from investment operations                              0.48           (1.35)        (4.63)             0.46
===========================================================================================================================
Less distributions from net realized gains                          --              --         (0.43)               --
===========================================================================================================================
Net asset value, end of period                                 $  4.53         $  4.05       $  5.40           $ 10.46
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                  11.85%         (25.00)%      (45.76)%            4.60%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $16,529         $17,194       $26,483           $41,361
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           2.87%(c)        2.55%         2.36%(d)          2.37%(e)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      (2.43)%(c)      (2.19)%       (1.98)%           (1.73)%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)                                         157%            407%          242%              111%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $16,704,824.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.48%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.32%

ADVERTISING-5.01%

Interpublic Group of Cos., Inc. (The)(a)          347,500   $  3,961,500
------------------------------------------------------------------------
Omnicom Group Inc.                                 87,300      5,403,870
========================================================================
                                                               9,365,370
========================================================================

AEROSPACE & DEFENSE-1.75%

Honeywell International Inc.                      138,600      3,270,960
========================================================================

APPAREL RETAIL-3.20%

Gap, Inc. (The)                                   359,100      5,971,833
========================================================================

BANKS-6.75%

Bank of America Corp.                              60,900      4,509,645
------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                  163,000      4,311,350
------------------------------------------------------------------------
Bank One Corp.                                    105,000      3,785,250
========================================================================
                                                              12,606,245
========================================================================

BUILDING PRODUCTS-2.48%

Masco Corp.                                       219,800      4,631,186
========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-1.47%

Deere & Co.                                        62,200      2,738,666
========================================================================

CONSUMER ELECTRONICS-1.29%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              129,270      2,414,763
========================================================================

DATA PROCESSING SERVICES-4.40%

Ceridian Corp.(a)                                 215,300      3,003,435
------------------------------------------------------------------------
First Data Corp.                                  133,200      5,225,436
========================================================================
                                                               8,228,871
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-3.90%

Cendant Corp.(a)                                  322,000      4,598,160
------------------------------------------------------------------------
H&R Block, Inc.                                    69,700      2,691,814
========================================================================
                                                               7,289,974
========================================================================

DIVERSIFIED FINANCIAL SERVICES-14.73%

Citigroup Inc.                                    185,293      7,272,751
------------------------------------------------------------------------
Freddie Mac                                       117,900      6,826,410
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           152,000      4,461,200
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         104,000      4,269,200
------------------------------------------------------------------------
Morgan Stanley                                    105,000      4,698,750
========================================================================
                                                              27,528,311
========================================================================

ENVIRONMENTAL SERVICES-2.95%

Waste Management, Inc.                            253,750   $  5,511,450
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
FOOD RETAIL-3.45%

Kroger Co. (The)(a)                               289,100      4,134,130
------------------------------------------------------------------------
Safeway Inc.(a)                                   139,000      2,310,180
========================================================================
                                                               6,444,310
========================================================================

GENERAL MERCHANDISE STORES-2.67%

Target Corp.                                      149,100      4,985,904
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.23%

McKesson Corp.                                    150,000      4,161,000
========================================================================

HEALTH CARE FACILITIES-2.19%

HCA Inc.                                           47,000      1,508,700
------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                         174,000      2,582,160
========================================================================
                                                               4,090,860
========================================================================

INDUSTRIAL CONGLOMERATES-5.92%

General Electric Co.                              133,000      3,916,850
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 458,400      7,151,040
========================================================================
                                                              11,067,890
========================================================================

INDUSTRIAL MACHINERY-2.07%

Illinois Tool Works Inc.                           60,600      3,877,188
========================================================================

INSURANCE BROKERS-1.20%

Marsh & McLennan Cos., Inc.                        47,100      2,245,728
========================================================================

LIFE & HEALTH INSURANCE-1.63%

Prudential Financial, Inc.                         95,000      3,037,150
========================================================================

MANAGED HEALTH CARE-1.82%

UnitedHealth Group Inc.                            36,900      3,399,597
========================================================================

MOVIES & ENTERTAINMENT-3.16%

Walt Disney Co. (The)                             316,800      5,911,488
========================================================================

OIL & GAS DRILLING-3.93%

ENSCO International Inc.                          139,000      3,530,600
------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)                  200,277      3,815,277
========================================================================
                                                               7,345,877
========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.79%

Schlumberger Ltd. (Netherlands)                   124,200      5,207,706
========================================================================

PHARMACEUTICALS-4.55%

Pfizer Inc.                                       110,399      3,394,769
------------------------------------------------------------------------
Wyeth                                             117,200      5,101,716
========================================================================
                                                               8,496,485
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

PHOTOGRAPHIC PRODUCTS-1.47%

Eastman Kodak Co.                                  92,100   $  2,754,711
========================================================================

PROPERTY & CASUALTY INSURANCE-2.63%

ACE Ltd. (Cayman Islands)                         148,300      4,905,764
========================================================================

SEMICONDUCTOR EQUIPMENT-2.93%

Applied Materials, Inc.(a)                        375,000      5,475,000
========================================================================

SYSTEMS SOFTWARE-2.68%

Computer Associates International, Inc.           308,500      5,010,040
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.07%

Motorola, Inc.                                    252,500      1,997,275
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $201,679,756)                          179,971,602
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
MONEY MARKET FUNDS-3.79%

STIC Liquid Assets Portfolio(b)                 3,536,898   $  3,536,898
------------------------------------------------------------------------
STIC Prime Portfolio(b)                         3,536,898      3,536,898
========================================================================
    Total Money Market Funds (Cost
      $7,073,796)                                              7,073,796
========================================================================
TOTAL INVESTMENTS-100.11% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $208,753,552)                187,045,398
========================================================================
INVESTMENTS PURCHASED WITH CASH
COLLATERAL FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.08%

STIC Liquid Assets Portfolio(b)(c)                150,000        150,000
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $150,000)                                            150,000
========================================================================
TOTAL INVESTMENTS-100.19% (Cost $208,903,552)                187,195,398
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.19%)                           (363,544)
========================================================================
NET ASSETS-100.00%                                          $186,831,854
________________________________________________________________________
========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $208,903,552)*                               $187,195,398
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  447,490
-----------------------------------------------------------
  Dividends                                         108,286
-----------------------------------------------------------
Investment for deferred compensation plan            16,310
-----------------------------------------------------------
Other assets                                         35,201
===========================================================
    Total assets                                187,802,685
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            499,944
-----------------------------------------------------------
  Deferred compensation plan                         16,310
-----------------------------------------------------------
  Collateral upon return of securities loaned       150,000
-----------------------------------------------------------
Accrued distribution fees                           176,166
-----------------------------------------------------------
Accrued trustees' fees                                  967
-----------------------------------------------------------
Accrued transfer agent fees                          85,767
-----------------------------------------------------------
Accrued operating expenses                           41,677
===========================================================
    Total liabilities                               970,831
===========================================================
Net assets applicable to shares outstanding    $186,831,854
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $236,647,394
-----------------------------------------------------------
Undistributed net investment income (loss)         (251,498)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (27,855,888)
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                         (21,708,154)
===========================================================
                                               $186,831,854
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 99,590,036
___________________________________________________________
===========================================================
Class B                                        $ 64,419,202
___________________________________________________________
===========================================================
Class C                                        $ 22,720,301
___________________________________________________________
===========================================================
Class R                                        $    102,315
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                          10,395,007
___________________________________________________________
===========================================================
Class B                                           6,845,240
___________________________________________________________
===========================================================
Class C                                           2,414,684
___________________________________________________________
===========================================================
Class R                                              10,695
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       9.58
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.58 divided by
      94.50%)                                  $      10.14
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       9.41
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       9.41
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $       9.57
___________________________________________________________
===========================================================

* At April 30, 2003, securities with an aggregate market value of $139,500 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $7,560)          $  1,337,726
--------------------------------------------------------------------------
Dividends from affiliated money market funds                        60,390
--------------------------------------------------------------------------
Security lending income                                                 29
==========================================================================
    Total investment income                                      1,398,145
==========================================================================

EXPENSES:

Advisory fees                                                      554,437
--------------------------------------------------------------------------
Administrative services fees                                        24,795
--------------------------------------------------------------------------
Custodian fees                                                      20,633
--------------------------------------------------------------------------
Distribution fees -- Class A                                       171,098
--------------------------------------------------------------------------
Distribution fees -- Class B                                       321,240
--------------------------------------------------------------------------
Distribution fees -- Class C                                       113,677
--------------------------------------------------------------------------
Distribution fees -- Class R                                           147
--------------------------------------------------------------------------
Transfer agent fees                                                329,253
--------------------------------------------------------------------------
Trustees' fees                                                       4,729
--------------------------------------------------------------------------
Other                                                               93,431
==========================================================================
    Total expenses                                               1,633,440
==========================================================================
Less: Fees waived and expenses paid indirectly                      (2,446)
==========================================================================
    Net expenses                                                 1,630,994
==========================================================================
Net investment income (loss)                                      (232,849)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (10,890,245)
--------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                    16,504,259
==========================================================================
Net gain from investment securities                              5,614,014
==========================================================================
Net increase in net assets resulting from operations          $  5,381,165
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (232,849)   $   (400,729)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities          (10,890,245)    (13,193,071)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       16,504,259     (26,617,408)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  5,381,165     (40,211,208)
==========================================================================================
Share transactions-net:
  Class A                                                        2,308,590      47,013,800
------------------------------------------------------------------------------------------
  Class B                                                       (1,380,988)     19,109,813
------------------------------------------------------------------------------------------
  Class C                                                          284,603       6,186,422
------------------------------------------------------------------------------------------
  Class R                                                           92,263          10,003
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          1,304,468      72,320,038
==========================================================================================
    Net increase in net assets                                   6,685,633      32,108,830
==========================================================================================

NET ASSETS:

  Beginning of period                                          180,146,221     148,037,391
==========================================================================================
  End of period                                               $186,831,854    $180,146,221
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $1 billion of the Fund's average daily net assets, plus 0.575% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $893.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $165,229 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B, Class C and Class R shares paid $171,098, $321,240, $113,677 and $147, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $26,881 in front-end sales commissions from the sale of Class A shares and $681, $0, $3,058 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,369 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,322 and reductions in custodian fees of $231 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,553.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $139,500 were on loan to brokers. The loans were secured by cash collateral of $150,000 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2003, the Fund received fees of $29 for securities lending.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2009                              $ 2,651,488
----------------------------------------------------------
October 31, 2010                               13,408,092
==========================================================
Total capital loss carryforward               $16,059,580
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $31,398,829 and $20,431,704, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $  8,489,512
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (31,102,248)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $(22,612,736)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $209,808,134.

NOTE 9--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Class R shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                  SIX MONTHS ENDED                 YEAR ENDED
                                                                   APRIL 30, 2003               OCTOBER 31, 2002
                                                              -------------------------    --------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,424,906   $ 31,944,034    12,345,842    $130,431,434
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,498,863     13,691,916     4,427,046      47,877,276
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        625,135      5,763,641     1,524,511      16,806,696
---------------------------------------------------------------------------------------------------------------------
  Class R*                                                        10,950        101,715           862          10,003
=====================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                         97,842        898,170        69,318         788,677
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        (99,484)      (898,170)      (71,494)       (788,677)
=====================================================================================================================
Reacquired:
  Class A                                                     (3,384,611)   (30,533,614)   (8,433,346)    (84,206,311)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,609,409)   (14,174,734)   (2,706,026)    (27,978,786)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                       (612,016)    (5,479,038)   (1,028,142)    (10,620,274)
---------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (1,117)        (9,452)           --              --
=====================================================================================================================
                                                                 (48,941)  $  1,304,468     6,128,571    $ 72,320,038
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                           CLASS A
                                          --------------------------------------------------------------------------
                                                                                                     JUNE 30, 1999
                                          SIX MONTHS                                                (DATE OPERATIONS
                                             ENDED               YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                           APRIL 30,       ----------------------------------         OCTOBER 31,
                                             2003           2002          2001          2000              1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  9.20         $ 10.94       $ 12.05      $ 9.40             $10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       0.00            0.01(a)       0.02(a)     0.07(a)            0.03
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.38           (1.75)        (1.07)       2.88              (0.63)
====================================================================================================================
    Total from investment operations          0.38           (1.74)        (1.05)       2.95              (0.60)
====================================================================================================================
Less distributions:
  Dividends from net investment income          --              --         (0.04)      (0.18)                --
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         --              --         (0.02)      (0.12)                --
====================================================================================================================
    Total distributions                         --              --         (0.06)      (0.30)                --
====================================================================================================================
Net asset value, end of period             $  9.58         $  9.20       $ 10.94      $12.05             $ 9.40
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                               4.13%         (15.90)%       (8.74)%     32.21%             (6.00)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $99,590         $94,387       $68,676      $5,888             $1,153
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                            1.46%(c)        1.38%         1.27%       1.25%              1.25%(d)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         1.46%(c)        1.38%         1.36%       8.21%             10.02%(d)
====================================================================================================================
Ratio of net investment income to
  average net assets                          0.05%(c)        0.11%         0.17%       0.62%              0.87%(d)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate(e)                      12%             37%           18%         57%                10%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $98,580,479.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                         CLASS B
                                               -----------------------------------------------------------
                                                                                            AUGUST 1, 2000
                                               SIX MONTHS            YEAR ENDED              (DATE SALES
                                                  ENDED              OCTOBER 31,            COMMENCED) TO
                                                APRIL 30,       ---------------------        OCTOBER 31,
                                                  2003           2002          2001              2000
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  9.07         $ 10.86       $ 12.02           $10.85
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.03)          (0.06)(a)     (0.06)(a)         0.00
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.37           (1.73)        (1.05)            1.17
==========================================================================================================
    Total from investment operations               0.34           (1.79)        (1.11)            1.17
==========================================================================================================
Less distributions:
  Dividends from net investment income               --              --         (0.03)              --
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --              --         (0.02)              --
==========================================================================================================
    Total distributions                              --              --         (0.05)              --
==========================================================================================================
Net asset value, end of period                  $  9.41         $  9.07       $ 10.86           $12.02
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                    3.75%         (16.48)%       (9.25)%          10.78%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $64,419         $63,977       $58,681           $2,815
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 2.11%(c)        2.02%         1.95%            1.93%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                              2.11%(c)        2.02%         2.04%            8.89%(d)
==========================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.60)%(c)      (0.53)%       (0.51)%          (0.06)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                           12%             37%           18%              57%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $64,780,456.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                         CLASS C
                                               -----------------------------------------------------------
                                                                                            AUGUST 1, 2000
                                               SIX MONTHS            YEAR ENDED              (DATE SALES
                                                  ENDED              OCTOBER 31,             COMMENCED) TO
                                                APRIL 30,       ---------------------        OCTOBER 31,
                                                  2003           2002          2001              2000
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  9.07         $ 10.85       $ 12.02           $10.85
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.03)          (0.06)(a)     (0.06)(a)         0.00
----------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       0.37           (1.72)        (1.06)            1.17
==========================================================================================================
    Total from investment operations               0.34           (1.78)        (1.12)            1.17
==========================================================================================================
Less distributions:
  Dividends from net investment income               --              --         (0.03)              --
----------------------------------------------------------------------------------------------------------
  Distributions from net realized gains              --              --         (0.02)              --
==========================================================================================================
    Total distributions                              --              --         (0.05)              --
==========================================================================================================
Net asset value, end of period                  $  9.41         $  9.07       $ 10.85           $12.02
__________________________________________________________________________________________________________
==========================================================================================================
Total return(b)                                    3.75%         (16.41)%       (9.33)%          10.78%
__________________________________________________________________________________________________________
==========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $22,720         $21,775       $20,680           $1,248
__________________________________________________________________________________________________________
==========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                 2.11%(c)        2.02%         1.95%            1.93%(d)
----------------------------------------------------------------------------------------------------------
  Without fee waivers                              2.11%(c)        2.02%         2.04%            8.89%(d)
==========================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (0.60)%(c)      (0.53)%       (0.51)%          (0.06)%(d)
__________________________________________________________________________________________________________
==========================================================================================================
Portfolio turnover rate(e)                           12%             37%           18%              57%
__________________________________________________________________________________________________________
==========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $22,923,844.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                         CLASS R
                                                              -----------------------------
                                                                            JUNE 3, 2002
                                                              SIX MONTHS     (DATE SALES
                                                                ENDED       COMMENCED) TO
                                                              APRIL 30,      OCTOBER 31,
                                                                 2003           2002
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.20          $ 11.60
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)           0.002(a)
-------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.37            (2.40)
===========================================================================================
    Total from investment operations                              0.37            (2.40)
===========================================================================================
Net asset value, end of period                                  $ 9.57          $ 9.20
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                                   4.02%          (20.69)%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 102           $ 8
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.61%(c)        1.54%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                             1.61%(c)        1.54%(d)
===========================================================================================
Ratio of net investment income (loss) to average net assets      (0.10)%(c)       (0.05)%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate(e)                                          12%              37%
___________________________________________________________________________________________
===========================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $59,211.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--SUBSEQUENT EVENT

The Board of Directors of INVESCO Stock Funds, Inc. ("Seller") unanimously approved, on June 9, 2003, an Agreement and Plan of Reorganization (the "Plan") pursuant to which INVESCO Value Equity Fund ("Selling Fund"), a series of Seller, would transfer all of its assets to AIM Large Cap Basic Value Fund ("Buying Fund"), a series of AIM Equity Funds ("the Reorganization"). As a result of the Reorganization, shareholders of Selling Fund would receive shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund would cease operations.

  The Plan requires approval of Selling Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around September 25, 2003. If the Plan is approved by shareholders of Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

  Effective on or about October 1, 2003, it is anticipated that Selling Fund will be closed to new investors.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                            MARKET
                                                SHARES       VALUE
---------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-89.79%

ADVERTISING-1.44%

Omnicom Group Inc.                                5,800   $   359,020
=====================================================================

AEROSPACE & DEFENSE-1.24%

United Technologies Corp.                         5,000       309,050
=====================================================================

APPAREL RETAIL-1.26%

Limited Brands                                   21,700       315,518
=====================================================================

APPLICATION SOFTWARE-0.63%

SAP A.G.-ADR (Germany)                            6,200       158,162
=====================================================================

AUTO PARTS & EQUIPMENT-0.79%

Johnson Controls, Inc.                            2,400       197,376
=====================================================================

BANKS-7.91%

Bank of America Corp.                             5,200       385,060
---------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                        9,600       314,784
---------------------------------------------------------------------
FleetBoston Financial Corp.                      12,700       336,804
---------------------------------------------------------------------
KeyCorp                                          13,100       315,841
---------------------------------------------------------------------
U.S. Bancorp                                     10,400       230,360
---------------------------------------------------------------------
Wachovia Corp.                                   10,300       393,563
=====================================================================
                                                            1,976,412
=====================================================================

BREWERS-1.06%

Anheuser-Busch Cos., Inc.                         5,300       264,364
=====================================================================

BUILDING PRODUCTS-1.63%

Masco Corp.                                      19,300       406,651
=====================================================================

COMPUTER HARDWARE-2.56%

Diebold, Inc.                                     8,600       343,828
---------------------------------------------------------------------
International Business Machines Corp.             3,500       297,150
=====================================================================
                                                              640,978
=====================================================================

CONSTRUCTION MATERIALS-1.15%

Vulcan Materials Co.                              8,200       286,754
=====================================================================

DATA PROCESSING SERVICES-2.48%

Automatic Data Processing, Inc.                   7,600       255,588
---------------------------------------------------------------------
First Data Corp.                                  9,300       364,839
=====================================================================
                                                              620,427
=====================================================================

DEPARTMENT STORES-0.57%

Nordstrom, Inc.                                   8,200       142,106
=====================================================================

DIVERSIFIED CHEMICALS-2.00%

E. I. Du Pont de Nemours and Co.                  6,400       272,192
---------------------------------------------------------------------

                                                            MARKET
                                                SHARES       VALUE
---------------------------------------------------------------------
DIVERSIFIED CHEMICALS-(CONTINUED)

PPG Industries, Inc.                              4,700   $   227,997
=====================================================================
                                                              500,189
=====================================================================

DIVERSIFIED FINANCIAL SERVICES-6.88%

Citigroup Inc.                                    9,300       365,025
---------------------------------------------------------------------
Fannie Mae                                        5,100       369,189
---------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         7,700       316,085
---------------------------------------------------------------------
Morgan Stanley                                    9,700       434,075
---------------------------------------------------------------------
Principal Financial Group, Inc.                   8,100       235,710
=====================================================================
                                                            1,720,084
=====================================================================

ELECTRIC UTILITIES-4.78%

Exelon Corp.                                      6,300       334,152
---------------------------------------------------------------------
FirstEnergy Corp.                                 8,900       300,197
---------------------------------------------------------------------
Public Service Enterprise Group Inc.              9,800       377,006
---------------------------------------------------------------------
Wisconsin Energy Corp.                            7,000       184,310
=====================================================================
                                                            1,195,665
=====================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.85%

Emerson Electric Co.                              4,200       212,940
=====================================================================

FOOTWEAR-1.26%

NIKE, Inc.-Class B                                5,900       315,827
=====================================================================

GENERAL MERCHANDISE STORES-0.95%

Wal-Mart Stores, Inc.                             4,200       236,544
=====================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.23%

IMS Health Inc.                                  19,900       306,460
=====================================================================

HEALTH CARE EQUIPMENT-2.94%

Bard (C.R.), Inc.                                 6,000       380,280
---------------------------------------------------------------------
Becton, Dickinson & Co.                          10,000       354,000
=====================================================================
                                                              734,280
=====================================================================

HOME IMPROVEMENT RETAIL-0.91%

Home Depot, Inc. (The)                            8,100       227,853
=====================================================================

HOTELS, RESORTS & CRUISE LINES-1.20%

Carnival Corp. (Panama)                          10,900       300,731
=====================================================================

HOUSEHOLD APPLIANCES-2.19%

Black & Decker Corp. (The)                        7,900       325,875
---------------------------------------------------------------------
Snap-on Inc.                                      7,500       220,125
=====================================================================
                                                              546,000
=====================================================================

                                                            MARKET
                                                SHARES       VALUE
---------------------------------------------------------------------

HOUSEHOLD PRODUCTS-2.42%

Kimberly-Clark Corp.                              7,300   $   363,321
---------------------------------------------------------------------
Procter & Gamble Co. (The)                        2,700       242,595
=====================================================================
                                                              605,916
=====================================================================

INDUSTRIAL MACHINERY-2.51%

Dover Corp.                                      10,000       287,400
---------------------------------------------------------------------
Illinois Tool Works Inc.                          5,300       339,094
=====================================================================
                                                              626,494
=====================================================================

INSURANCE BROKERS-0.99%

Marsh & McLennan Cos., Inc.                       5,200       247,936
=====================================================================

INTEGRATED OIL & GAS-5.25%

BP PLC-ADR (United Kingdom)                       7,500       289,050
---------------------------------------------------------------------
ChevronTexaco Corp.                               3,100       194,711
---------------------------------------------------------------------
ConocoPhillips                                    5,700       286,710
---------------------------------------------------------------------
Eni S.p.A. (Italy)                               19,600       279,851
---------------------------------------------------------------------
Total S.A. (France)                               2,000       262,754
=====================================================================
                                                            1,313,076
=====================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.23%

SBC Communications Inc.                          13,200       308,352
=====================================================================

LEISURE PRODUCTS-0.95%

Polaris Industries Inc.                           4,500       237,915
=====================================================================

LIFE & HEALTH INSURANCE-1.09%

Prudential Financial, Inc.                        8,500       271,745
=====================================================================

MULTI-LINE INSURANCE-1.04%

Hartford Financial Services Group, Inc. (The)     6,400       260,864
=====================================================================

OFFICE SERVICES & SUPPLIES-1.39%

Pitney Bowes, Inc.                                9,900       347,589
=====================================================================

OIL & GAS EQUIPMENT & SERVICES-0.73%

Baker Hughes Inc.                                 6,500       182,000
=====================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.56%

Apache Corp.                                      2,460       140,835
=====================================================================

PACKAGED FOODS & MEATS-3.26%

General Mills, Inc.                              10,300       464,633
---------------------------------------------------------------------
Kellogg Co.                                       3,500       114,590
---------------------------------------------------------------------
Sara Lee Corp.                                   14,000       234,920
=====================================================================
                                                              814,143
=====================================================================

PERSONAL PRODUCTS-1.20%

Avon Products, Inc.                               2,800       162,876
---------------------------------------------------------------------
Gillette Co. (The)                                4,500       137,025
=====================================================================
                                                              299,901
=====================================================================

                                                            MARKET
                                                SHARES       VALUE
---------------------------------------------------------------------

PHARMACEUTICALS-9.24%

Abbott Laboratories                               7,500   $   304,725
---------------------------------------------------------------------
Bristol-Myers Squibb Co.                         12,400       316,696
---------------------------------------------------------------------
Johnson & Johnson                                 7,300       411,428
---------------------------------------------------------------------
Merck & Co. Inc.                                  7,500       436,350
---------------------------------------------------------------------
Pfizer Inc.                                      12,300       378,225
---------------------------------------------------------------------
Wyeth                                            10,600       461,418
=====================================================================
                                                            2,308,842
=====================================================================

PROPERTY & CASUALTY INSURANCE-3.50%

ACE Ltd. (Cayman Islands)                         9,000       297,720
---------------------------------------------------------------------
MGIC Investment Corp.                             5,900       268,214
---------------------------------------------------------------------
St. Paul Cos., Inc. (The)                         9,000       309,060
=====================================================================
                                                              874,994
=====================================================================

RESTAURANTS-1.87%

McDonald's Corp.                                  9,300       159,030
---------------------------------------------------------------------
Outback Steakhouse, Inc.                          8,600       307,364
=====================================================================
                                                              466,394
=====================================================================

SEMICONDUCTORS-2.48%

Intel Corp.                                      19,300       355,120
---------------------------------------------------------------------
Microchip Technology Inc.                         5,500       114,345
---------------------------------------------------------------------
Texas Instruments Inc.                            8,100       149,769
=====================================================================
                                                              619,234
=====================================================================

SOFT DRINKS-0.70%

Coca-Cola Co. (The)                               4,300       173,720
=====================================================================

SYSTEMS SOFTWARE-1.47%

Microsoft Corp.                                  14,400       368,208
=====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $22,165,376)                         22,441,549
=====================================================================

                                               PRINCIPAL
                                                AMOUNT

BONDS & NOTES-4.53%

AEROSPACE & DEFENSE-0.35%

Lockheed Martin Corp.-Series A, Medium Term
  Notes, 8.66%, 11/30/06                       $ 75,000         87,973
======================================================================

BROADCASTING & CABLE TV-0.97%

Clear Channel Communications, Inc., Sr.
  Unsec. Notes, 7.88%, 06/15/05                  50,000         55,357
----------------------------------------------------------------------
TCI Communications, Inc., Medium Term Notes,
  8.35%, 02/15/05                               100,000        108,405
----------------------------------------------------------------------
Turner Broadcasting System, Inc., Sr. Notes,
  7.40%, 02/01/04                                75,000         77,907
======================================================================
                                                               241,669
======================================================================

CONSUMER FINANCE-0.44%

Household Finance Corp., Sr. Unsec. Global
  Notes, 8.00%, 05/09/05                        100,000        111,411
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES-0.81%

Bear Stearns, Cos. Inc. (The), Global Notes,
  3.00%, 03/30/06                              $100,000    $   101,682
----------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%, 01/30/06     100,000        101,612
======================================================================
                                                               203,294
======================================================================

ELECTRIC UTILITIES-0.71%

Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05                        160,000        177,342
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.68%

Deutsche Telekom International Finance B.V.
  (Netherlands), Unsec. Gtd. Unsub. Global
  Bonds, 8.25%, 06/15/05                         50,000         55,499
----------------------------------------------------------------------
SBC Communications Capital Corp.-Series D,
  Medium Term Notes, 7.11%, 08/14/06            100,000        113,676
======================================================================
                                                               169,175
======================================================================

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
----------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-0.57%

Anadarko Petroleum Corp. (Canada), Unsec.
  Yankee Deb., 7.38%, 05/15/06                 $125,000    $   142,468
======================================================================
    Total Bonds & Notes (Cost $1,125,153)                    1,133,332
======================================================================

                                                SHARES

MONEY MARKET FUNDS-6.94%

STIC Liquid Assets Portfolio(a)                 867,590        867,590
----------------------------------------------------------------------
STIC Prime Portfolio(a)                         867,590        867,590
======================================================================
    Total Money Market Funds (Cost
      $1,735,180)                                            1,735,180
======================================================================
TOTAL INVESTMENTS-101.26% (Cost $25,025,709)                25,310,061
======================================================================
OTHER ASSETS LESS LIABILITIES-(1.26%)                         (315,593)
======================================================================
NET ASSETS-100.00%                                         $24,994,468
______________________________________________________________________
======================================================================

Investment Abbreviations:

ADR     - American Depositary Receipt
Deb.    - Debentures
Gtd.    - Guaranteed
Sr.     - Senior
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $25,025,709)                                  $25,310,061
-----------------------------------------------------------
Receivables for:
  Investments sold                                   44,241
-----------------------------------------------------------
  Fund shares sold                                  104,405
-----------------------------------------------------------
  Dividends and interest                             48,090
-----------------------------------------------------------
Investment for deferred compensation plan             3,430
-----------------------------------------------------------
Other assets                                         25,544
===========================================================
    Total assets                                 25,535,771
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             418,559
-----------------------------------------------------------
  Fund shares reacquired                             48,779
-----------------------------------------------------------
  Deferred compensation plan                          3,430
-----------------------------------------------------------
Accrued distribution fees                            20,239
-----------------------------------------------------------
Accrued trustees' fees                                2,017
-----------------------------------------------------------
Accrued transfer agent fees                          18,921
-----------------------------------------------------------
Accrued operating expenses                           29,358
===========================================================
    Total liabilities                               541,303
===========================================================
Net assets applicable to shares outstanding     $24,994,468
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $25,855,111
-----------------------------------------------------------
Undistributed net investment income (loss)          (14,614)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                           (1,130,381)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                        284,352
===========================================================
                                                $24,994,468
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $11,486,703
___________________________________________________________
===========================================================
Class B                                         $11,178,616
___________________________________________________________
===========================================================
Class C                                         $ 2,329,149
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           1,292,859
___________________________________________________________
===========================================================
Class B                                           1,268,923
___________________________________________________________
===========================================================
Class C                                             264,686
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $      8.88
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.88 divided by
      94.50%)                                   $      9.40
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $      8.81
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $      8.80
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $312)            $  172,324
------------------------------------------------------------------------
Dividends from affiliated money market funds                      16,906
------------------------------------------------------------------------
Interest                                                           3,676
========================================================================
    Total investment income                                      192,906
========================================================================

EXPENSES:

Advisory fees                                                     73,264
------------------------------------------------------------------------
Administrative services fees                                      24,795
------------------------------------------------------------------------
Custodian fees                                                    12,536
------------------------------------------------------------------------
Distribution fees -- Class A                                      15,226
------------------------------------------------------------------------
Distribution fees -- Class B                                      45,345
------------------------------------------------------------------------
Distribution fees -- Class C                                       8,837
------------------------------------------------------------------------
Transfer agent fees                                               47,123
------------------------------------------------------------------------
Trustees' fees                                                     5,378
------------------------------------------------------------------------
Registration and filing fees                                      20,578
------------------------------------------------------------------------
Professional fees                                                 15,231
------------------------------------------------------------------------
Other                                                              9,380
========================================================================
    Total expenses                                               277,693
========================================================================
Less: Fees waived and expenses paid indirectly                   (72,222)
========================================================================
    Net expenses                                                 205,471
========================================================================
Net investment income (loss)                                     (12,565)
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         (927,266)
------------------------------------------------------------------------
  Foreign currencies                                              (1,876)
------------------------------------------------------------------------
  Option contracts written                                         4,942
========================================================================
                                                                (924,200)
========================================================================
Change in net unrealized appreciation of investment
  securities                                                   1,505,244
========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                               581,044
========================================================================
Net increase in net assets resulting from operations          $  568,479
________________________________________________________________________
========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the period December 31, 2001 (date operations commenced) through October 31, 2002
(Unaudited)

                                                               APRIL 30,     OCTOBER 31,
                                                                 2003           2002
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (12,565)   $   (40,975)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (924,200)      (206,181)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       1,505,244     (1,220,892)
========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                   568,479     (1,468,048)
========================================================================================
Share transactions-net:
  Class A                                                       3,319,861      8,520,795
----------------------------------------------------------------------------------------
  Class B                                                       3,877,405      7,728,359
----------------------------------------------------------------------------------------
  Class C                                                       1,179,369      1,268,248
========================================================================================
    Net increase in net assets resulting from share
     transactions                                               8,376,635     17,517,402
========================================================================================
    Net increase in net assets                                  8,945,114     16,049,354
========================================================================================

NET ASSETS:

  Beginning of period                                          16,049,354             --
========================================================================================
  End of period                                               $24,994,468    $16,049,354
________________________________________________________________________________________
========================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Core Equity Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 1.75%. Voluntary fee waivers or reimbursements may be rescinded, terminated or modified at any time without further notice to investors. During periods of voluntary fee waivers or reimbursements, to the extent that the annualized expense ratio does not exceed the voluntary expense limit for the period, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $72,073.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $21,010 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $15,226, $45,345 and $8,837, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $9,120 in front-end sales commissions from the sale of Class A shares and $0, $0 and $161 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,241 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $139 and reductions in custodian fees of $10 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $149.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 2003 are summarized as follows:

                                                          CALL OPTION CONTRACTS
                                                          ---------------------
                                                          NUMBER OF    PREMIUMS
                                                          CONTRACTS    RECEIVED
-------------------------------------------------------------------------------
Beginning of period                                           --       $    --
-------------------------------------------------------------------------------
Written                                                       92         7,576
-------------------------------------------------------------------------------
Closed                                                       (92)       (7,576)
===============================================================================
End of period                                                 --       $    --
_______________________________________________________________________________
===============================================================================

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                   CAPITAL LOSS
EXPIRATION                                                         CARRYFORWARD
-------------------------------------------------------------------------------
October 31, 2010                                                     $154,832
_______________________________________________________________________________
===============================================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $21,761,175 and $11,944,947, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of investment securities            $ 772,332
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities           (511,761)
===============================================================================
Net unrealized appreciation of investment securities                  $ 260,571
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $25,049,490.


NOTE 9--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the period December 31, 2001 (date operations commenced) through October 31, 2002 were as follows:

                                                                                            DECEMBER 31, 2001
                                                                                             (DATE OPERATIONS
                                                                 SIX MONTHS ENDED             COMMENCED) TO
                                                                  APRIL 30, 2003             OCTOBER 31, 2002
                                                              -----------------------    ------------------------
                                                               SHARES       AMOUNT        SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      938,159    $ 8,060,299    1,167,599    $10,833,949
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      691,981      5,908,225      976,016      9,080,411
-----------------------------------------------------------------------------------------------------------------
  Class C                                                      239,144      2,059,276      158,298      1,525,564
=================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                       12,970        112,778        2,855         25,596
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      (13,069)      (112,778)      (2,981)       (25,596)
=================================================================================================================
Reacquired:
  Class A                                                     (558,877)    (4,853,216)    (269,847)    (2,338,750)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                     (230,609)    (1,918,042)    (152,415)    (1,326,456)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                     (103,448)      (879,907)     (29,308)      (257,316)
=================================================================================================================
                                                               976,251    $ 8,376,635    1,850,217    $17,517,402
_________________________________________________________________________________________________________________
=================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                      CLASS A
                                                         ----------------------------------
                                                                          DECEMBER 31, 2001
                                                         SIX MONTHS       (DATE OPERATIONS
                                                          ENDED           COMMENCED) TO
                                                         APRIL 30,        OCTOBER 31,
                                                           2003               2002
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  8.70              $ 10.00
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               0.01(a)             (0.03)(a)
-------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.17                (1.27)
===========================================================================================
    Total from investment operations                         0.18                (1.30)
===========================================================================================
Net asset value, end of period                            $  8.88              $  8.70
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                              2.07%              (13.00)%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $11,487              $ 7,834
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.74%(c)             1.75%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                        2.48%(c)             4.26%(d)
===========================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     0.23%(c)            (0.34)%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate(e)                                     69%                  42%
___________________________________________________________________________________________
===========================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $8,772,887.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                      CLASS B
                                                         ----------------------------------
                                                                          DECEMBER 31, 2001
                                                         SIX MONTHS       (DATE OPERATIONS
                                                          ENDED           COMMENCED) TO
                                                         APRIL 30,        OCTOBER 31,
                                                           2003               2002
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  8.65              $ 10.00
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.02)(a)            (0.08)(a)
-------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.18                (1.27)
===========================================================================================
    Total from investment operations                         0.16                (1.35)
===========================================================================================
Net asset value, end of period                            $  8.81              $  8.65
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                              1.85%              (13.50)%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $11,179              $ 7,100
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           2.39%(c)             2.40%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                        3.13%(c)             4.91%(d)
===========================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.42)%(c)           (0.99)%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate(e)                                     69%                  42%
___________________________________________________________________________________________
===========================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $9,144,215.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                      CLASS C
                                                         ----------------------------------
                                                                          DECEMBER 31, 2001
                                                         SIX MONTHS       (DATE OPERATIONS
                                                          ENDED           COMMENCED) TO
                                                         APRIL 30,        OCTOBER 31,
                                                           2003               2002
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 8.65              $ 10.00
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.02)(a)            (0.08)(a)
-------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.17                (1.27)
===========================================================================================
    Total from investment operations                         0.15                (1.35)
===========================================================================================
Net asset value, end of period                             $ 8.80              $  8.65
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                              1.73%              (13.50)%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $2,329              $ 1,116
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           2.39%(c)             2.40%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                        3.13%(c)             4.91%(d)
===========================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.42)%(c)           (0.99)%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate(e)                                     69%                  42%
___________________________________________________________________________________________
===========================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,781,975.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.65%

AEROSPACE & DEFENSE-0.63%


United Technologies Corp.                           26,200   $  1,619,422
=========================================================================



AIRLINES-0.66%


Ryanair Holdings PLC-ADR (Ireland)(a)               42,600      1,689,942
=========================================================================



APPAREL RETAIL-1.29%


Gap, Inc. (The)                                     99,000      1,646,370
-------------------------------------------------------------------------

TJX Cos., Inc. (The)                                86,500      1,665,125
=========================================================================

                                                                3,311,495
=========================================================================



APPLICATION SOFTWARE-0.86%


Electronic Arts Inc.(a)                             37,300      2,210,771
=========================================================================



BANKS-5.04%


Bank of America Corp.                               35,000      2,591,750
-------------------------------------------------------------------------

Charter One Financial, Inc.                         55,350      1,607,918
-------------------------------------------------------------------------

First Tennessee National Corp.                      50,400      2,207,520
-------------------------------------------------------------------------

Southtrust Corp.                                    52,100      1,399,458
-------------------------------------------------------------------------

U.S. Bancorp                                        69,900      1,548,285
-------------------------------------------------------------------------

Washington Mutual, Inc.                             51,700      2,042,150
-------------------------------------------------------------------------

Wells Fargo & Co.                                   31,300      1,510,538
=========================================================================

                                                               12,907,619
=========================================================================



BIOTECHNOLOGY-2.85%


Amgen Inc.(a)                                       94,000      5,763,140
-------------------------------------------------------------------------

Genentech, Inc.(a)                                  40,300      1,530,997
=========================================================================

                                                                7,294,137
=========================================================================



BREWERS-1.16%


Anheuser-Busch Cos., Inc.                           59,500      2,967,860
=========================================================================



CASINOS & GAMBLING-1.06%


International Game Technology(a)                    31,300      2,701,190
=========================================================================



CATALOG RETAIL-0.85%


USA Interactive(a)                                  72,500      2,171,375
=========================================================================



COMPUTER & ELECTRONICS RETAIL-0.77%


Best Buy Co., Inc.(a)                               57,000      1,971,060
=========================================================================



COMPUTER HARDWARE-4.19%


Dell Computer Corp.(a)                             263,900      7,629,349
-------------------------------------------------------------------------

International Business Machines Corp.               36,500      3,098,850
=========================================================================

                                                               10,728,199
=========================================================================



COMPUTER STORAGE & PERIPHERALS-2.09%


EMC Corp.(a)                                       273,000      2,481,570
-------------------------------------------------------------------------

Lexmark International, Inc.(a)                      38,600      2,876,086
=========================================================================

                                                                5,357,656
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
DATA PROCESSING SERVICES-2.48%


First Data Corp.                                   106,600   $  4,181,918
-------------------------------------------------------------------------

Paychex, Inc.                                       69,600      2,167,344
=========================================================================

                                                                6,349,262
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.44%


Apollo Group, Inc.-Class A(a)                       67,800      3,674,692
=========================================================================


DIVERSIFIED FINANCIAL SERVICES-5.10%


American Express Co.                                57,800      2,188,308
-------------------------------------------------------------------------
Citigroup Inc.                                      52,000      2,041,000
-------------------------------------------------------------------------
Fannie Mae                                          28,100      2,034,159
-------------------------------------------------------------------------
Moody's Corp.                                       32,000      1,545,280
-------------------------------------------------------------------------
SLM Corp.                                           46,900      5,252,800
=========================================================================
                                                               13,061,547
=========================================================================


FOOTWEAR-0.80%


NIKE, Inc.-Class B                                  38,300      2,050,199
=========================================================================


GENERAL MERCHANDISE STORES-0.86%


Wal-Mart Stores, Inc.                               39,100      2,202,112
=========================================================================


HEALTH CARE EQUIPMENT-7.79%


Becton, Dickinson & Co.                            104,300      3,692,220
-------------------------------------------------------------------------
Boston Scientific Corp.(a)                          91,400      3,934,770
-------------------------------------------------------------------------
Medtronic, Inc.                                     45,100      2,153,074
-------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                           60,200      3,158,092
-------------------------------------------------------------------------
Stryker Corp.                                       39,600      2,653,596
-------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                            92,800      4,352,320
=========================================================================
                                                               19,944,072
=========================================================================


HEALTH CARE SUPPLIES-1.27%


Alcon, Inc. (Switzerland)(a)                        73,700      3,246,485
=========================================================================


HOME IMPROVEMENT RETAIL-0.56%


Lowe's Cos., Inc.                                   32,700      1,435,203
=========================================================================


HOUSEHOLD PRODUCTS-4.76%


Clorox Co. (The)                                    66,800      3,020,696
-------------------------------------------------------------------------
Colgate-Palmolive Co.                               55,500      3,172,935
-------------------------------------------------------------------------
Procter & Gamble Co. (The)                          66,800      6,001,980
=========================================================================
                                                               12,195,611
=========================================================================


HOUSEWARES & SPECIALTIES-0.73%


Fortune Brands, Inc.                                38,600      1,868,240
=========================================================================


INTERNET RETAIL-2.23%


Amazon.com, Inc.(a)                                 88,600      2,540,162
-------------------------------------------------------------------------
eBay Inc.(a)                                        34,300      3,182,011
=========================================================================
                                                                5,722,173
=========================================================================


INTERNET SOFTWARE & SERVICES-0.93%


Yahoo! Inc.(a)                                      95,900      2,376,402
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

LEISURE PRODUCTS-1.13%

Mattel, Inc.                                       132,800   $  2,887,072
=========================================================================

LIFE & HEALTH INSURANCE-1.29%

AFLAC Inc.                                         100,700      3,293,897
=========================================================================

MANAGED HEALTH CARE-2.19%

Anthem, Inc.(a)                                     23,200      1,592,448
-------------------------------------------------------------------------
UnitedHealth Group Inc.                             43,600      4,016,868
=========================================================================
                                                                5,609,316
=========================================================================

MOVIES & ENTERTAINMENT-0.62%

Fox Entertainment Group, Inc.-Class A(a)            62,200      1,579,880
=========================================================================

NETWORKING EQUIPMENT-2.60%

Cisco Systems, Inc.(a)                             442,200      6,650,688
=========================================================================

OFFICE ELECTRONICS-0.81%

Canon Inc. (Japan)                                  51,000      2,067,712
=========================================================================

PERSONAL PRODUCTS-1.26%

Avon Products, Inc.                                 55,300      3,216,801
=========================================================================

PHARMACEUTICALS-12.63%

Allergan, Inc.                                      49,000      3,442,250
-------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                        31,000      1,603,320
-------------------------------------------------------------------------
Johnson & Johnson                                  167,900      9,462,844
-------------------------------------------------------------------------
Mylan Laboratories Inc.                             69,900      1,976,073
-------------------------------------------------------------------------
Pfizer Inc.                                        299,300      9,203,475
-------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                          94,000      4,389,800
-------------------------------------------------------------------------
Wyeth                                               52,000      2,263,560
=========================================================================
                                                               32,341,322
=========================================================================

PROPERTY & CASUALTY INSURANCE-1.51%

Ambac Financial Group, Inc.                         32,400      1,890,540
-------------------------------------------------------------------------
Progressive Corp. (The)                             29,200      1,985,600
=========================================================================
                                                                3,876,140
=========================================================================

RESTAURANTS-0.55%

Starbucks Corp.(a)                                  59,500      1,397,655
=========================================================================

SEMICONDUCTOR EQUIPMENT-0.56%

Applied Materials, Inc.(a)                          99,000      1,445,400
=========================================================================

SEMICONDUCTORS-5.39%

Altera Corp.(a)                                    135,800      2,146,998
-------------------------------------------------------------------------
Analog Devices, Inc.(a)                             58,400      1,934,208
-------------------------------------------------------------------------
Intel Corp.                                        102,000      1,876,800
-------------------------------------------------------------------------
Linear Technology Corp.                            105,900      3,650,373
-------------------------------------------------------------------------
Texas Instruments Inc.                              53,100        981,819
-------------------------------------------------------------------------
Xilinx, Inc.(a)                                    118,800      3,215,916
=========================================================================
                                                               13,806,114
=========================================================================

SOFT DRINKS-1.23%

PepsiCo, Inc.                                       73,000      3,159,440
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


SPECIALTY STORES-2.96%

AutoZone, Inc.(a)                                   30,300   $  2,448,543
-------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                           38,500      1,521,135
-------------------------------------------------------------------------
Staples, Inc.(a)                                   189,800      3,613,792
=========================================================================
                                                                7,583,470
=========================================================================

SYSTEMS SOFTWARE-8.79%

Adobe Systems Inc.                                  57,500      1,987,200
-------------------------------------------------------------------------
Microsoft Corp.                                    500,600     12,800,342
-------------------------------------------------------------------------
Oracle Corp.(a)                                    355,600      4,224,528
-------------------------------------------------------------------------
Symantec Corp.(a)                                   44,900      1,973,355
-------------------------------------------------------------------------
VERITAS Software Corp.(a)                           69,000      1,518,690
=========================================================================
                                                               22,504,115
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-0.65%

Nokia Oyj-ADR (Finland)                            100,000      1,657,000
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.08%

Nextel Communications, Inc.-Class A(a)             186,400      2,756,856
=========================================================================
Total Common Stocks & Other Equity Interests
  (Cost $226,876,550)                                         244,889,602
=========================================================================
MONEY MARKET FUNDS-3.84%

STIC Liquid Assets Portfolio(b)                  4,912,665      4,912,665
-------------------------------------------------------------------------
STIC Prime Portfolio(b)                          4,912,665      4,912,665
=========================================================================
    Total Money Market Funds (Cost
      $9,825,330)                                               9,825,330
=========================================================================
TOTAL INVESTMENTS-99.49% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $236,701,880)                 254,714,932
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-4.84%

STIC Liquid Assets Portfolio (b)(c)             12,397,069     12,397,069
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $12,397,069)                                       12,397,069
=========================================================================
TOTAL INVESTMENTS-104.33% (Cost $249,098,949)                 267,112,001
=========================================================================
OTHER ASSETS LESS LIABILITIES-(4.33%)                         (11,084,971)
=========================================================================
NET ASSETS-100.00%                                           $256,027,030
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $249,098,949)*                               $ 267,112,001
------------------------------------------------------------
Foreign currencies, at value (cost $74)                   78
------------------------------------------------------------
Receivables for:
  Investments sold                                 9,270,283
------------------------------------------------------------
  Fund shares sold                                   885,394
------------------------------------------------------------
  Dividends                                          114,490
------------------------------------------------------------
Investment for deferred compensation plan             20,227
------------------------------------------------------------
Other assets                                          27,047
============================================================
    Total assets                                 277,429,520
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            7,951,836
------------------------------------------------------------
  Fund shares reacquired                             551,821
------------------------------------------------------------
  Deferred compensation plan                          20,227
------------------------------------------------------------
  Collateral upon return of securities loaned     12,397,069
------------------------------------------------------------
Accrued distribution fees                            207,508
------------------------------------------------------------
Accrued trustees' fees                                   848
------------------------------------------------------------
Accrued transfer agent fees                          199,222
------------------------------------------------------------
Accrued operating expenses                            73,959
============================================================
    Total liabilities                             21,402,490
============================================================
Net assets applicable to shares outstanding    $ 256,027,030
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 646,940,668
------------------------------------------------------------
Undistributed net investment income (loss)        (1,702,644)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                         (407,224,443)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               18,013,449
============================================================
                                               $ 256,027,030
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $ 113,361,183
____________________________________________________________
============================================================
Class B                                        $ 105,786,416
____________________________________________________________
============================================================
Class C                                        $  36,086,004
____________________________________________________________
============================================================
Class R                                        $     793,427
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           15,143,765
____________________________________________________________
============================================================
Class B                                           14,520,472
____________________________________________________________
============================================================
Class C                                            4,950,139
____________________________________________________________
============================================================
Class R                                              105,949
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        7.49
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.49 divided by
      94.50%)                                  $        7.93
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        7.29
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        7.29
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                      $        7.49
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $11,793,927 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $6,703)          $    965,050
--------------------------------------------------------------------------
Dividends from affiliated money market funds                        50,960
--------------------------------------------------------------------------
Interest                                                             6,517
--------------------------------------------------------------------------
Security lending income                                              2,496
==========================================================================
    Total investment income                                      1,025,023
==========================================================================

EXPENSES:

Advisory fees                                                      888,019
--------------------------------------------------------------------------
Administrative services fees                                        24,795
--------------------------------------------------------------------------
Custodian fees                                                      26,968
--------------------------------------------------------------------------
Distribution fees -- Class A                                       179,139
--------------------------------------------------------------------------
Distribution fees -- Class B                                       497,663
--------------------------------------------------------------------------
Distribution fees -- Class C                                       172,521
--------------------------------------------------------------------------
Distribution fees -- Class R                                         1,008
--------------------------------------------------------------------------
Transfer agent fees                                                784,492
--------------------------------------------------------------------------
Trustees' fees                                                       4,961
--------------------------------------------------------------------------
Other                                                              125,546
==========================================================================
    Total expenses                                               2,705,112
==========================================================================
Less: Fees waived and expenses paid indirectly                      (2,852)
==========================================================================
    Net expenses                                                 2,702,260
==========================================================================
Net investment income (loss)                                    (1,677,237)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (16,312,113)
--------------------------------------------------------------------------
  Foreign currencies                                               (23,083)
--------------------------------------------------------------------------
  Futures contracts                                               (254,779)
==========================================================================
                                                               (16,589,975)
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         21,458,304
--------------------------------------------------------------------------
  Foreign currencies                                                   249
==========================================================================
                                                                21,458,553
==========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                              4,868,578
==========================================================================
Net increase in net assets resulting from operations          $  3,191,341
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                  2003             2002
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (1,677,237)   $  (4,375,738)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (16,589,975)     (87,652,595)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, and foreign currencies                           21,458,553       38,162,681
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                   3,191,341      (53,865,652)
============================================================================================
Share transactions-net:
  Class A                                                         6,282,338      (10,042,539)
--------------------------------------------------------------------------------------------
  Class B                                                           717,463      (18,237,379)
--------------------------------------------------------------------------------------------
  Class C                                                          (860,308)     (12,801,049)
--------------------------------------------------------------------------------------------
  Class R                                                           751,840           10,502
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                           6,891,333      (41,070,465)
============================================================================================
    Net increase (decrease) in net assets                        10,082,674      (94,936,117)
============================================================================================

NET ASSETS:

  Beginning of period                                           245,944,356      340,880,473
============================================================================================
  End of period                                               $ 256,027,030    $ 245,944,356
____________________________________________________________________________________________
============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading.

     Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

J. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets over $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $1,042.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $399,842 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B, Class C and Class R shares paid $179,139, $497,663, $172,521 and $1,008, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $31,140 in front-end sales commissions from the sale of Class A shares and $381, $69, $2,250 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,448 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,810 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,810.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of securities loaned. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $11,793,927 were on loan to brokers. The loans were secured by cash collateral of $12,397,069 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2003, the Fund received fees of $2,496 for securities lending.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2007                              $    380,100
----------------------------------------------------------
October 31, 2008                                27,182,658
----------------------------------------------------------
October 31, 2009                               267,323,492
----------------------------------------------------------
October 31, 2010                                94,116,910
==========================================================
  Total capital loss carryforward             $389,003,160
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $131,201,580 and $130,646,261, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $26,536,461
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (8,722,374)
===========================================================
Net unrealized appreciation of investment
  securities                                    $17,814,087
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $249,297,914.


NOTE 9--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Class R shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2003               OCTOBER 31, 2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,725,939    $ 26,619,797     5,159,669    $ 44,948,977
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,428,450      17,064,572     3,444,001      28,987,280
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,144,140       7,982,131     1,465,202      12,332,848
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                       109,815         789,275         1,259          10,502
======================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                         70,696         504,974       136,498       1,177,906
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (72,526)       (504,974)     (139,167)     (1,177,906)
======================================================================================================================
Reacquired:
  Class A                                                     (2,934,805)    (20,842,433)   (6,691,678)    (56,169,422)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,284,123)    (15,842,135)   (5,553,485)    (46,046,753)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,270,180)     (8,842,439)   (3,059,594)    (25,133,897)
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (5,125)        (37,435)           --              --
======================================================================================================================
                                                                 912,281    $  6,891,333    (5,237,295)   $(41,070,465)
______________________________________________________________________________________________________________________
======================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                   ------------------------------------------------------------------------------
                                                                                                                  MARCH 1, 1999
                                                   SIX MONTHS                                                    (DATE OPERATIONS
                                                     ENDED                  YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                   APRIL 30,        --------------------------------------         OCTOBER 31,
                                                      2003            2002           2001           2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   7.37        $   8.82       $  17.74       $  11.29            $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.04)(a)       (0.09)(a)      (0.08)(a)      (0.15)(a)         (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     0.16           (1.36)         (8.84)          6.60              1.33
=================================================================================================================================
    Total from investment operations                    0.12           (1.45)         (8.92)          6.45              1.29
=================================================================================================================================
Net asset value, end of period                      $   7.49        $   7.37       $   8.82       $  17.74            $11.29
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                         1.63%         (16.44)%       (50.28)%        57.13%            13.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $113,361        $105,320       $138,269       $225,255            $7,785
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 1.92%(c)        1.70%          1.57%          1.58%             1.53%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.05)%(c)      (1.01)%        (0.72)%        (0.82)%           (0.59)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                57%            111%           124%           113%               21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $103,213,331.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.63% (annualized).
(f)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                                                                                    APRIL 5, 1999
                                                      SIX MONTHS                                                     (DATE SALES
                                                        ENDED                  YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                      APRIL 30,        --------------------------------------        OCTOBER 31,
                                                         2003            2002           2001           2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   7.20        $   8.67       $  17.54       $  11.25          $11.02
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.06)(a)       (0.14)(a)      (0.16)(a)      (0.27)(a)       (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        0.15           (1.33)         (8.71)          6.56            0.31
=================================================================================================================================
    Total from investment operations                       0.09           (1.47)         (8.87)          6.29            0.23
=================================================================================================================================
Net asset value, end of period                         $   7.29        $   7.20       $   8.67       $  17.54          $11.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                            1.25%         (16.96)%       (50.57)%        55.91%           2.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $105,786        $104,040       $144,747       $210,224          $5,183
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    2.57%(c)        2.35%          2.23%          2.24%           2.23%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (1.70)%(c)      (1.66)%        (1.39)%        (1.48)%         (1.29)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                   57%            111%           124%           113%             21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $100,357,546.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33% (annualized).
(f)  Not annualized for periods less than one year.

                                                                                         CLASS C
                                                         ------------------------------------------------------------------------
                                                                                                                    APRIL 5, 1999
                                                         SIX MONTHS                                                  (DATE SALES
                                                           ENDED                YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                         APRIL 30,        -----------------------------------        OCTOBER 31,
                                                            2003           2002          2001          2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  7.21         $  8.67       $ 17.55       $ 11.25          $11.02
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.06)(a)       (0.14)(a)     (0.16)(a)     (0.27)(a)       (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              0.14           (1.32)        (8.72)         6.57            0.31
=================================================================================================================================
    Total from investment operations                         0.08           (1.46)        (8.88)         6.30            0.23
=================================================================================================================================
Net asset value, end of period                            $  7.29         $  7.21       $  8.67       $ 17.55          $11.25
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                              1.11%         (16.84)%      (50.60)%       56.00%           2.09%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $36,086         $36,575       $57,865       $79,392          $  901
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                      2.57%(c)        2.35%         2.23%         2.24%           2.23%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (1.70)%(c)      (1.66)%       (1.39)%       (1.48)%         (1.29)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                     57%            111%          124%          113%             21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $34,790,201.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33% (annualized).
(f)  Not annualized for periods less than one year.

                                                                         CLASS R
                                                              ------------------------------
                                                                               JUNE 3, 2002
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED          COMMENCED) TO
                                                              APRIL 30,         OCTOBER 31,
                                                                 2003              2002
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 7.37            $  8.40
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)          (0.04)(a)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.16              (0.99)
============================================================================================
    Total from investment operations                              0.12              (1.03)
============================================================================================
Net asset value, end of period                                  $ 7.49            $  7.37
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   1.63%            (12.26)%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  793            $     9
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets                           2.07%(c)           1.85%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets      (1.20)%(c)         (1.16)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                          57%               111%
____________________________________________________________________________________________
============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $406,363.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--SUBSEQUENT EVENT

The Board of Directors of INVESCO Stock Funds, Inc. ("Seller") unanimously approved, on June 9, 2003, an Agreement and Plan of Reorganization (the "Plan") pursuant to which INVESCO Growth Fund ("Selling Fund"), a series of Seller, would transfer all of its assets to AIM Large Cap Growth Fund ("Buying Fund"), a series of AIM Equity Funds ("the Reorganization"). As a result of the Reorganization, shareholders of Selling Fund would receive shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund would cease operations.

  The Plan requires approval of Selling Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around September 25, 2003. If the Plan is approved by shareholders of Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

  Effective on or about October 1, 2003, it is anticipated that Selling Fund will be closed to new investors.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-89.77%

ADVERTISING-2.42%

Lamar Advertising Co.(a)                            65,000   $  2,334,800
-------------------------------------------------------------------------
Omnicom Group Inc.                                  20,000      1,238,000
=========================================================================
                                                                3,572,800
=========================================================================

AEROSPACE & DEFENSE-2.36%

Alliant Techsystems Inc.(a)                         30,000      1,611,600
-------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)                42,000      1,864,800
=========================================================================
                                                                3,476,400
=========================================================================

AGRICULTURAL PRODUCTS-0.32%

Fresh Del Monte Produce Inc. (Cayman Islands)       24,000        467,520
=========================================================================

AIR FREIGHT & LOGISTICS-0.50%

Ryder System, Inc.                                  30,000        745,200
=========================================================================

AIRLINES-0.43%

Ryanair Holdings PLC-ADR (Ireland)(a)                8,000        317,360
-------------------------------------------------------------------------
Southwest Airlines Co.                              20,000        319,200
=========================================================================
                                                                  636,560
=========================================================================

APPAREL RETAIL-3.22%

Abercrombie & Fitch Co.-Class A(a)                  30,000        986,400
-------------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                           50,000      1,183,000
-------------------------------------------------------------------------
Limited Brands                                      85,000      1,235,900
-------------------------------------------------------------------------
TJX Cos., Inc. (The)                                70,000      1,347,500
=========================================================================
                                                                4,752,800
=========================================================================

APPLICATION SOFTWARE-1.05%

Intuit Inc.(a)                                      40,000      1,551,200
=========================================================================

AUTO PARTS & EQUIPMENT-0.72%

Gentex Corp.(a)                                     35,000      1,057,000
=========================================================================

BANKS-1.87%

Comerica Inc.                                       16,000        696,160
-------------------------------------------------------------------------
Commerce Bancorp, Inc.                              25,000      1,016,750
-------------------------------------------------------------------------
New York Community Bancorp, Inc.                    30,000      1,041,600
=========================================================================
                                                                2,754,510
=========================================================================

BREWERS-0.54%

Coors (Adolph) Co.-Class B                          15,000        802,950
=========================================================================

BROADCASTING & CABLE TV-1.81%

Cox Radio, Inc.-Class A(a)                          30,000        684,300
-------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                      60,000      1,539,000
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Univision Communications Inc.-Class A(a)            15,000        454,200
=========================================================================
                                                                2,677,500
=========================================================================

BUILDING PRODUCTS-0.57%

Masco Corp.                                         40,000   $    842,800
=========================================================================

COMPUTER & ELECTRONICS RETAIL-2.67%

Best Buy Co., Inc.(a)                               40,000      1,383,200
-------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                       60,000      2,558,400
=========================================================================
                                                                3,941,600
=========================================================================

COMPUTER HARDWARE-0.34%

Apple Computer, Inc.(a)                             35,000        497,000
=========================================================================

CONSTRUCTION & ENGINEERING-0.42%

Jacobs Engineering Group Inc.(a)                    15,000        617,250
=========================================================================

CONSTRUCTION, FARM MACHINERY & HEAVY
  TRUCKS-0.74%

AGCO Corp.(a)                                       60,000      1,092,600
=========================================================================

DATA PROCESSING SERVICES-3.79%

BISYS Group, Inc. (The)(a)                         125,000      2,110,000
-------------------------------------------------------------------------
DST Systems, Inc.(a)                                50,000      1,535,000
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                     40,000      1,177,600
-------------------------------------------------------------------------
Paychex, Inc.                                       25,000        778,500
=========================================================================
                                                                5,601,100
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.98%

Cintas Corp.                                        25,000        897,500
-------------------------------------------------------------------------
FTI Consulting, Inc.(a)                             12,000        543,000
=========================================================================
                                                                1,440,500
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-1.11%

Investors Financial Services Corp.                  75,000      1,635,750
=========================================================================

DRUG RETAIL-0.90%

CVS Corp.                                           55,000      1,331,550
=========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.71%

Celestica Inc. (Canada)(a)                          50,000        578,000
-------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                     60,000        750,000
-------------------------------------------------------------------------
Waters Corp.(a)                                     50,000      1,200,500
=========================================================================
                                                                2,528,500
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

EMPLOYMENT SERVICES-2.40%

Manpower Inc.                                       36,000   $  1,183,680
-------------------------------------------------------------------------
Robert Half International Inc.(a)                  145,000      2,360,600
=========================================================================
                                                                3,544,280
=========================================================================

FOOD DISTRIBUTORS-0.39%

SUPERVALU INC.                                      35,000        576,450
=========================================================================

GENERAL MERCHANDISE STORES-1.21%

Dollar Tree Stores, Inc.(a)                         70,000      1,781,500
=========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-8.80%

Accredo Health, Inc.(a)                             35,000        516,950
-------------------------------------------------------------------------
AmerisourceBergen Corp.                             30,000      1,735,500
-------------------------------------------------------------------------
AMN Healthcare Services, Inc.(a)                    55,000        500,500
-------------------------------------------------------------------------
Caremark Rx, Inc.(a)                                60,000      1,194,600
-------------------------------------------------------------------------
Express Scripts, Inc.(a)                            50,000      2,948,000
-------------------------------------------------------------------------
Henry Schein, Inc.(a)                               13,000        560,950
-------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)             35,000      1,031,100
-------------------------------------------------------------------------
Lincare Holdings Inc.(a)                            30,000        911,100
-------------------------------------------------------------------------
McKesson Corp.                                      70,000      1,941,800
-------------------------------------------------------------------------
Omnicare, Inc.                                      20,000        530,400
-------------------------------------------------------------------------
Patterson Dental Co.(a)                             10,000        401,700
-------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                           12,000        717,000
=========================================================================
                                                               12,989,600
=========================================================================

HEALTH CARE EQUIPMENT-2.94%

Apogent Technologies Inc.(a)                        80,000      1,374,400
-------------------------------------------------------------------------
Baxter International Inc.                           25,000        575,000
-------------------------------------------------------------------------
Beckman Coulter, Inc.                               12,000        466,440
-------------------------------------------------------------------------
Fisher Scientific International Inc.(a)             67,000      1,930,270
=========================================================================
                                                                4,346,110
=========================================================================

HEALTH CARE FACILITIES-3.10%

Community Health Systems Inc.(a)                   110,000      2,090,000
-------------------------------------------------------------------------
Health Management Associates, Inc.-Class A          42,900        731,874
-------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                            80,000      1,760,800
=========================================================================
                                                                4,582,674
=========================================================================

HOTELS, RESORTS & CRUISE LINES-1.56%

Carnival Corp. (Panama)                             35,000        965,650
-------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.           50,000      1,342,000
=========================================================================
                                                                2,307,650
=========================================================================

INDUSTRIAL MACHINERY-2.37%

Danaher Corp.                                       20,000      1,379,600
-------------------------------------------------------------------------
Parker-Hannifin Corp.                               25,000      1,017,000
-------------------------------------------------------------------------
SPX Corp.(a)                                        32,500      1,098,500
=========================================================================
                                                                3,495,100
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

INSURANCE BROKERS-1.06%

Willis Group Holdings Ltd. (Bermuda)                50,000   $  1,559,500
=========================================================================

IT CONSULTING & SERVICES-4.38%

Accenture Ltd.-Class A (Bermuda)(a)                 65,000      1,041,300
-------------------------------------------------------------------------
Affiliated Computer Services, Inc.-Class A(a)       40,000      1,908,000
-------------------------------------------------------------------------
Cognizant Technology Solutions Corp.(a)             46,000        826,160
-------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                       125,000      2,687,500
=========================================================================
                                                                6,462,960
=========================================================================

MANAGED HEALTH CARE-4.57%

Aetna Inc.                                          15,000        747,000
-------------------------------------------------------------------------
Anthem, Inc.(a)                                     41,000      2,814,240
-------------------------------------------------------------------------
First Health Group Corp.(a)                         40,000      1,002,000
-------------------------------------------------------------------------
Humana Inc.(a)                                      75,000        828,750
-------------------------------------------------------------------------
WellChoice Inc.(a)                                  28,000        596,400
-------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                   10,000        759,400
=========================================================================
                                                                6,747,790
=========================================================================

MOVIES & ENTERTAINMENT-0.27%

Regal Entertainment Group-Class A                   20,000        392,000
=========================================================================

MULTI-LINE INSURANCE-0.75%

HCC Insurance Holdings, Inc.                        40,000      1,100,000
=========================================================================

OIL & GAS DRILLING-4.24%

ENSCO International Inc.                            70,000      1,778,000
-------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)                15,000        588,000
-------------------------------------------------------------------------
National-Oilwell, Inc.(a)                           75,000      1,574,250
-------------------------------------------------------------------------
Precision Drilling Corp. (Canada)(a)                45,000      1,547,100
-------------------------------------------------------------------------
Pride International, Inc.(a)                        50,000        776,000
=========================================================================
                                                                6,263,350
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.32%

Cal Dive International, Inc.(a)                     75,000      1,207,500
-------------------------------------------------------------------------
Smith International, Inc.(a)                        25,000        889,000
-------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)         33,000      1,327,590
=========================================================================
                                                                3,424,090
=========================================================================

PACKAGED FOODS & MEATS-1.37%

Hershey Foods Corp.                                 17,500      1,141,875
-------------------------------------------------------------------------
Smithfield Foods, Inc.(a)                           45,000        882,000
=========================================================================
                                                                2,023,875
=========================================================================

PERSONAL PRODUCTS-0.73%

Estee Lauder Cos. Inc. (The)-Class A                33,000      1,072,500
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

PHARMACEUTICALS-1.12%

Medicis Pharmaceutical Corp.-Class A(a)             15,000   $    864,600
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                       40,000        796,000
=========================================================================
                                                                1,660,600
=========================================================================

PROPERTY & CASUALTY INSURANCE-2.11%

ACE Ltd. (Cayman Islands)                           40,000      1,323,200
-------------------------------------------------------------------------
Radian Group Inc.                                   45,000      1,786,500
=========================================================================
                                                                3,109,700
=========================================================================

REINSURANCE-1.15%

Everest Re Group, Ltd. (Bermuda)                    12,000        835,800
-------------------------------------------------------------------------
PartnerRe Ltd. (Bermuda)                            16,000        856,000
=========================================================================
                                                                1,691,800
=========================================================================

RESTAURANTS-1.80%

Darden Restaurants, Inc.                            55,000        963,050
-------------------------------------------------------------------------
Jack in the Box Inc.(a)                             38,000        676,400
-------------------------------------------------------------------------
Wendy's International, Inc.                         35,000      1,016,400
=========================================================================
                                                                2,655,850
=========================================================================

SEMICONDUCTOR EQUIPMENT-1.98%

Cabot Microelectronics Corp.(a)                     35,000      1,512,700
-------------------------------------------------------------------------
Novellus Systems, Inc.(a)                           40,000      1,121,600
-------------------------------------------------------------------------
Teradyne, Inc.(a)                                   25,000        290,000
=========================================================================
                                                                2,924,300
=========================================================================

SEMICONDUCTORS-2.13%

Agere Systems Inc.-Class A(a)                      450,000        805,500
-------------------------------------------------------------------------
Altera Corp.(a)                                     30,000        474,300
-------------------------------------------------------------------------
Microchip Technology Inc.                           90,000      1,871,100
=========================================================================
                                                                3,150,900
=========================================================================

SOFT DRINKS-0.56%

Pepsi Bottling Group, Inc. (The)                    40,000        821,600
=========================================================================

SPECIALTY STORES-3.33%

Advance Auto Parts, Inc.(a)                         30,000      1,492,200
-------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                           12,500        493,875
-------------------------------------------------------------------------
Foot Locker, Inc.                                  100,000   $  1,100,000
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
SPECIALTY STORES-(CONTINUED)

Michaels Stores, Inc.(a)                            13,000        406,120
-------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                            55,000      1,423,400
=========================================================================
                                                                4,915,595
=========================================================================

SYSTEMS SOFTWARE-0.49%

Computer Associates International, Inc.             45,000        730,800
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-2.21%

UTStarcom, Inc.(a)                                 150,000      3,265,650
=========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.59%

Fastenal Co.                                        25,000        864,750
=========================================================================

TRUCKING-1.37%

Swift Transportation Co., Inc.(a)                   38,000        688,560
-------------------------------------------------------------------------
Yellow Corp.(a)                                     50,000      1,335,000
=========================================================================
                                                                2,023,560
=========================================================================
  Total Common Stocks & Other Equity
    Interests (Cost $128,893,075)                             132,507,624
=========================================================================

MONEY MARKET FUNDS-11.16%

STIC Liquid Assets Portfolio(b)                  8,237,114      8,237,114
-------------------------------------------------------------------------
STIC Prime Portfolio(b)                          8,237,114      8,237,114
=========================================================================
    Total Money Market Funds (Cost
      $16,474,228)                                             16,474,228
=========================================================================
TOTAL INVESTMENTS-100.93% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $145,367,303)                 148,981,852
=========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.01%

STIC Liquid Assets Portfolio(b)(c)               2,973,980      2,973,980
=========================================================================
  Total Money Market Funds (purchased with
    cash collateral from securities loaned)
    (Cost $2,973,980)                                           2,973,980
=========================================================================
TOTAL INVESTMENTS-102.94% (Cost $148,341,283)                 151,955,832
=========================================================================
OTHER ASSETS LESS LIABILITIES-(2.94%)                          (4,346,290)
=========================================================================
NET ASSETS-100.00%                                           $147,609,542
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $148,341,283)*                               $ 151,955,832
------------------------------------------------------------
Receivables for:
  Investments sold                                 2,848,326
------------------------------------------------------------
  Fund shares sold                                   421,408
------------------------------------------------------------
  Dividends                                           29,278
------------------------------------------------------------
Investment for deferred compensation plan             15,448
------------------------------------------------------------
Other assets                                          31,237
============================================================
     Total assets                                155,301,529
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            4,062,586
------------------------------------------------------------
  Fund shares reacquired                             338,706
------------------------------------------------------------
  Deferred compensation plan                          15,448
------------------------------------------------------------
  Collateral upon return of securities loaned      2,973,980
------------------------------------------------------------
Accrued distribution fees                            113,649
------------------------------------------------------------
Accrued trustees' fees                                   817
------------------------------------------------------------
Accrued transfer agent fees                          128,494
------------------------------------------------------------
Accrued operating expenses                            58,307
============================================================
     Total liabilities                             7,691,987
============================================================
Net assets applicable to shares outstanding    $ 147,609,542
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 314,994,106
------------------------------------------------------------
Undistributed net investment income (loss)        (1,351,791)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (169,647,321)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                       3,614,548
============================================================
                                               $ 147,609,542
____________________________________________________________
============================================================



NET ASSETS:

Class A                                        $  70,217,345
____________________________________________________________
============================================================
Class B                                        $  59,605,440
____________________________________________________________
============================================================
Class C                                        $  17,768,510
____________________________________________________________
============================================================
Class R                                        $      18,247
____________________________________________________________
============================================================



SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           10,050,196
____________________________________________________________
============================================================
Class B                                            8,747,499
____________________________________________________________
============================================================
Class C                                            2,607,099
____________________________________________________________
============================================================
Class R                                                2,617
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        6.99
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $6.99 divided by
       94.50%)                                 $        7.40
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                     $        6.81
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                     $        6.82
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                     $        6.97
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $2,779,498 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends                                                     $   243,331
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       77,912
-------------------------------------------------------------------------
Interest                                                               42
-------------------------------------------------------------------------
Security lending income                                             7,304
=========================================================================
    Total investment income                                       328,589
=========================================================================

EXPENSES:

Advisory fees                                                     556,806
-------------------------------------------------------------------------
Administrative services fees                                       24,795
-------------------------------------------------------------------------
Custodian fees                                                     21,474
-------------------------------------------------------------------------
Distribution fees -- Class A                                      114,442
-------------------------------------------------------------------------
Distribution fees -- Class B                                      286,158
-------------------------------------------------------------------------
Distribution fees -- Class C                                       82,818
-------------------------------------------------------------------------
Distribution fees -- Class R                                           28
-------------------------------------------------------------------------
Transfer agent fees                                               487,065
-------------------------------------------------------------------------
Trustees' fees                                                      4,611
-------------------------------------------------------------------------
Other                                                              85,848
=========================================================================
    Total expenses                                              1,664,045
=========================================================================
Less: Fees waived and expenses paid indirectly                     (2,234)
=========================================================================
    Net expenses                                                1,661,811
=========================================================================
Net investment income (loss)                                   (1,333,222)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (7,043,391)
-------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                   16,885,237
=========================================================================
Net gain from investment securities                             9,841,846
=========================================================================
Net increase in net assets resulting from operations          $ 8,508,624
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                  2003             2002
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (1,333,222)   $  (3,709,857)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (7,043,391)     (51,459,202)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   16,885,237        6,176,897
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                   8,508,624      (48,992,162)
============================================================================================
Share transactions-net:
  Class A                                                         2,748,553       (8,529,105)
--------------------------------------------------------------------------------------------
  Class B                                                        (2,513,292)      (2,639,544)
--------------------------------------------------------------------------------------------
  Class C                                                           326,878       (1,653,044)
--------------------------------------------------------------------------------------------
  Class R                                                             9,835           10,003
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                             571,974      (12,811,690)
============================================================================================
    Net increase (decrease) in net assets                         9,080,598      (61,803,852)
============================================================================================

NET ASSETS:

  Beginning of period                                           138,528,944      200,332,796
============================================================================================
  End of period                                               $ 147,609,542    $ 138,528,944
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets plus 0.75% of the Fund's average daily net assets over $1 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $1,129.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $279,412 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B, Class C and Class R shares paid $114,442, $286,158, $82,818 and $28, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $21,214 in front-end sales commissions from the sale of Class A shares and $272, $116, $1,325 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,347 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,105 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,105.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $2,779,498 were on loan to brokers. The loans were secured by cash collateral of $2,973,980 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2003, the Fund received fees of $7,304 for securities lending.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                          CAPITAL LOSS
EXPIRATION                                CARRYFORWARD
------------------------------------------------------
October 31, 2008                          $ 23,619,065
------------------------------------------------------
October 31, 2009                            86,724,292
------------------------------------------------------
October 31, 2010                            50,812,218
======================================================
Total capital loss carryforward           $161,155,575
______________________________________________________
======================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $103,721,056 and $105,795,834, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $11,331,823
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (8,063,788)
===========================================================
Net unrealized appreciation of investment
  securities                                    $ 3,268,035
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $148,687,797.

NOTE 9--SHARE INFORMATION


The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Class R shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Class R shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2003               OCTOBER 31, 2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,397,745    $ 16,172,712     8,063,853    $ 72,719,270
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,110,522       7,349,524     3,669,099      31,692,709
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        467,601       3,063,261     1,168,577      10,169,033
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                         1,674          11,219         1,146          10,003
======================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                         36,424         241,187        74,934         635,418
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (37,308)       (241,187)      (76,507)       (635,418)
======================================================================================================================
Reacquired:
  Class A                                                     (2,084,656)    (13,665,346)   (9,446,798)    (81,883,793)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,489,394)     (9,621,629)   (4,122,284)    (33,696,835)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (422,503)     (2,736,383)   (1,442,681)    (11,822,077)
----------------------------------------------------------------------------------------------------------------------
  Class R*                                                          (203)         (1,384)           --              --
======================================================================================================================
                                                                 (20,098)   $    571,974    (2,110,661)   $(12,811,690)
______________________________________________________________________________________________________________________
======================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                                         NOVEMBER 1, 1999
                                                              SIX MONTHS            YEAR ENDED           (DATE OPERATIONS
                                                                ENDED              OCTOBER 31,            COMMENCED) TO
                                                              APRIL 30,        --------------------        OCTOBER 31,
                                                                 2003           2002         2001              2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  6.54         $  8.58      $ 14.38          $  10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)(a)       (0.13)(a)    (0.11)(a)         (0.12)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.50           (1.91)       (5.69)             4.50
=========================================================================================================================
    Total from investment operations                              0.45           (2.04)       (5.80)             4.38
=========================================================================================================================
Net asset value, end of period                                 $  6.99         $  6.54      $  8.58          $  14.38
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   6.88%         (23.78)%     (40.33)%           43.80%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $70,217         $63,463      $94,457          $114,913
=========================================================================================================================
Ratio of expenses to average net assets                           2.04%(c)        1.83%        1.65%             1.63%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.57)%(c)      (1.49)%      (1.06)%           (0.76)%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                          80%            185%         173%              183%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $65,937,097.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                                         NOVEMBER 1, 1999
                                                              SIX MONTHS            YEAR ENDED           (DATE OPERATIONS
                                                                ENDED              OCTOBER 31,            COMMENCED) TO
                                                              APRIL 30,        --------------------        OCTOBER 31,
                                                                 2003           2002         2001              2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  6.40         $  8.45      $ 14.25          $  10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)(a)       (0.18)(a)    (0.18)(a)         (0.22)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.48           (1.87)       (5.62)             4.47
=========================================================================================================================
    Total from investment operations                              0.41           (2.05)       (5.80)             4.25
=========================================================================================================================
Net asset value, end of period                                 $  6.81         $  6.40      $  8.45          $  14.25
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   6.41%         (24.26)%     (40.70)%           42.50%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $59,605         $58,654      $81,905          $103,893
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           2.69%(c)        2.48%        2.32%             2.32%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (2.22)%(c)      (2.14)%      (1.73)%           (1.45)%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                          80%            185%         173%              183%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $57,705,849.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                                         NOVEMBER 1, 1999
                                                              SIX MONTHS            YEAR ENDED           (DATE OPERATIONS
                                                                ENDED              OCTOBER 31,            COMMENCED) TO
                                                              APRIL 30,        --------------------        OCTOBER 31,
                                                                 2003           2002         2001              2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  6.40         $  8.45      $ 14.26          $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)(a)       (0.18)(a)    (0.18)(a)        (0.22)(a)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.49           (1.87)       (5.63)            4.48
=========================================================================================================================
    Total from investment operations                              0.42           (2.05)       (5.81)            4.26
=========================================================================================================================
Net asset value, end of period                                 $  6.82         $  6.40      $  8.45          $ 14.26
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                   6.56%         (24.26)%     (40.74)%          42.60%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $17,769         $16,404      $23,971          $29,969
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           2.69%(c)        2.48%        2.32%            2.32%(d)
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (2.22)%(c)      (2.14)%      (1.73)%          (1.45)%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                          80%            185%         173%             183%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $16,700,904.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                         CLASS R
                                                              ------------------------------
                                                                               JUNE 3, 2002
                                                              SIX MONTHS        (DATE SALES
                                                                ENDED          COMMENCED) TO
                                                              APRIL 30,         OCTOBER 31,
                                                                 2003              2002
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 6.54            $  8.73
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)(a)          (0.05)(a)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.49              (2.14)
============================================================================================
    Total from investment operations                              0.43              (2.19)
============================================================================================
Net asset value, end of period                                  $ 6.97            $  6.54
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   6.57%            (25.09)%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   18            $     7
============================================================================================
Ratio of expenses to average net assets                           2.19%(c)           1.98%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets      (1.72)%(c)         (1.64)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                          80%               185%
____________________________________________________________________________________________
============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $11,278.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

AIM U.S. GROWTH FUND

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)


                                                                                                      MARKET
                                                              SHARES                                  VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.17%

AEROSPACE & DEFENSE--2.30%

Lockheed Martin Corp.                                            240                                   $ 12,012
---------------------------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                           120                                     10,554
===============================================================================================================
                                                                                                         22,566
===============================================================================================================

AIR FREIGHT & LOGISTICS--0.98%

FedEx Corp.                                                      160                                      9,581
===============================================================================================================

AIRLINES--1.12%

Southwest Airlines Co.                                           690                                     11,012
===============================================================================================================

APPAREL RETAIL--0.49%

TJX Cos., Inc. (The)                                             250                                      4,812
===============================================================================================================

APPLICATION SOFTWARE--0.48%

Electronic Arts Inc. (a)                                          80                                      4,742
===============================================================================================================

BANKS--5.87%

Bank of America Corp.                                            110                                      8,145
---------------------------------------------------------------------------------------------------------------
Fifth Third Bancorp                                              300                                     14,787
---------------------------------------------------------------------------------------------------------------
Synovus Financial Corp.                                        1,060                                     20,638
---------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                                                290                                     13,995
===============================================================================================================
                                                                                                         57,565
===============================================================================================================

BIOTECHNOLOGY--1.06%

Amgen Inc. (a)                                                   170                                     10,423
===============================================================================================================

BROADCASTING & CABLE TV--0.60%

Clear Channel Communications, Inc. (a)                           150                                      5,866
===============================================================================================================

CASINOS & GAMBLING--0.64%

Harrah's Entertainment, Inc. (a)                                 160                                      6,302
===============================================================================================================

COMPUTER & ELECTRONICS RETAIL--2.09%

CDW Computer Centers, Inc. (a)                                   480                                     20,467
===============================================================================================================

COMPUTER HARDWARE--2.21%

Dell Computer Corp. (a)                                          750                                     21,682
===============================================================================================================

CONSUMER FINANCE--2.10%

MBNA Corp.                                                     1,090                                     20,601
===============================================================================================================

DATA PROCESSING SERVICES--2.45%

Concord EFS, Inc. (a)                                            480                                      6,638
---------------------------------------------------------------------------------------------------------------
Fiserv, Inc. (a)                                                 370                                     10,893
---------------------------------------------------------------------------------------------------------------
Paychex, Inc.                                                    210                                      6,539
===============================================================================================================
                                                                                                         24,070
===============================================================================================================

                                                                                                      MARKET
                                                              SHARES                                  VALUE
---------------------------------------------------------------------------------------------------------------
DEPARTMENT STORES--0.70%

Kohl's Corp. (a)                                                 121                                    $ 6,873
===============================================================================================================

DIVERSIFIED FINANCIAL SERVICES--5.68%

Citigroup Inc.                                                   830                                     32,577
---------------------------------------------------------------------------------------------------------------
Fannie Mae                                                       320                                     23,165
===============================================================================================================
                                                                                                         55,742
===============================================================================================================

DRUG RETAIL--1.64%

Walgreen Co.                                                     520                                     16,047
===============================================================================================================

ELECTRIC UTILITIES--1.12%

FPL Group, Inc.                                                  180                                     10,957
===============================================================================================================

FOOD DISTRIBUTORS--0.50%

SYSCO Corp.                                                      170                                      4,884
===============================================================================================================

GENERAL MERCHANDISE STORES--3.84%

Family Dollar Stores, Inc.                                       180                                      6,154
---------------------------------------------------------------------------------------------------------------
Target Corp.                                                     150                                      5,016
---------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                            470                                     26,470
===============================================================================================================
                                                                                                         37,640
===============================================================================================================

HEALTH CARE DISTRIBUTORS & SERVICES--1.49%

Cardinal Health, Inc.                                            265                                     14,649
===============================================================================================================

HEALTH CARE EQUIPMENT--2.09%

Biomet, Inc.                                                     280                                      8,529
---------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                  250                                     11,935
===============================================================================================================
                                                                                                         20,464
===============================================================================================================

HEALTH CARE FACILITIES--0.52%

HCA Inc.                                                         160                                      5,136
===============================================================================================================

HOME IMPROVEMENT RETAIL--0.81%

Lowe's Cos., Inc.                                                180                                      7,900
===============================================================================================================

HOUSEHOLD PRODUCTS--2.14%

Colgate-Palmolive Co.                                            100                                      5,717
---------------------------------------------------------------------------------------------------------------
Procter & Gamble Co. (The)                                       170                                     15,275
===============================================================================================================
                                                                                                         20,992
===============================================================================================================

HOUSEWARES & SPECIALTIES--0.47%

Newell Rubbermaid Inc.                                           150                                      4,572
===============================================================================================================

INDUSTRIAL CONGLOMERATES--4.49%

3M Co.                                                            60                                      7,562
---------------------------------------------------------------------------------------------------------------
General Electric Co.                                           1,240                                     36,518
===============================================================================================================
                                                                                                         44,080
===============================================================================================================

INDUSTRIAL GASES--0.66%

Air Products & Chemicals, Inc.                                   150                                      6,461
===============================================================================================================

                                                                                                      MARKET
                                                              SHARES                                  VALUE
---------------------------------------------------------------------------------------------------------------

INDUSTRIAL MACHINERY--0.56%

Danaher Corp.                                                     80                                    $ 5,518
===============================================================================================================

INSURANCE BROKERS--1.51%

Marsh & McLennan Cos., Inc.                                      310                                     14,781
===============================================================================================================

INTEGRATED OIL & GAS--3.88%

ChevronTexaco Corp.                                              130                                      8,165
---------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                850                                     29,920
===============================================================================================================
                                                                                                         38,085
===============================================================================================================

INTEGRATED TELECOMMUNICATION SERVICES--3.12%

AT&T Corp.                                                       300                                      5,115
---------------------------------------------------------------------------------------------------------------
SBC Communications Inc.                                          580                                     13,549
---------------------------------------------------------------------------------------------------------------
Verizon Communications Inc.                                      320                                     11,962
===============================================================================================================
                                                                                                         30,626
===============================================================================================================

IT CONSULTING & SERVICES--0.88%

SunGard Data Systems Inc. (a)                                    400                                      8,600
===============================================================================================================

LIFE & HEALTH INSURANCE--0.47%

AFLAC Inc.                                                       140                                      4,579
===============================================================================================================

MANAGED HEALTH CARE--0.85%

UnitedHealth Group Inc.                                           90                                      8,292
===============================================================================================================

MOTORCYCLE MANUFACTURERS--1.36%

Harley-Davidson, Inc.                                            300                                     13,332
===============================================================================================================

MOVIES & ENTERTAINMENT--2.63%

Viacom Inc.-Class B (a)                                          190                                      8,248
---------------------------------------------------------------------------------------------------------------
Walt Disney Co. (The)                                            940                                     17,540
===============================================================================================================
                                                                                                         25,788
===============================================================================================================

MULTI-LINE INSURANCE--2.84%

American International Group, Inc.                               480                                     27,816
===============================================================================================================

NETWORKING EQUIPMENT--1.62%

Cisco Systems, Inc. (a)                                        1,060                                     15,942
===============================================================================================================

OIL & GAS EQUIPMENT & SERVICES--0.49%

Weatherford International Ltd. (Bermuda) (a)                     120                                      4,828
===============================================================================================================

PERSONAL PRODUCTS--0.99%

Gillette Co. (The)                                               320                                      9,744
===============================================================================================================

PHARMACEUTICALS--9.64%

Bristol-Myers Squibb Co.                                         290                                      7,407
---------------------------------------------------------------------------------------------------------------
Forest Laboratories, Inc. (a)                                    170                                      8,792
---------------------------------------------------------------------------------------------------------------
Johnson & Johnson                                                460                                     25,926
---------------------------------------------------------------------------------------------------------------
Lilly (Eli) & Co.                                                130                                      8,297
---------------------------------------------------------------------------------------------------------------
Merck & Co. Inc.                                                 150                                      8,727
---------------------------------------------------------------------------------------------------------------
Pfizer Inc.                                                      910                                     27,983
---------------------------------------------------------------------------------------------------------------
Wyeth                                                            170                                      7,400
===============================================================================================================
                                                                                                         94,532
===============================================================================================================

                                                                                                      MARKET
                                                              SHARES                                  VALUE
---------------------------------------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE--3.03%

Ambac Financial Group, Inc.                                      350                                   $ 20,423
---------------------------------------------------------------------------------------------------------------
Berkshire Hathaway Inc.-Class B (a)                                4                                      9,328
===============================================================================================================
                                                                                                         29,751
===============================================================================================================

RESTAURANTS--2.84%

Brinker International, Inc. (a)                                  260                                      8,255
---------------------------------------------------------------------------------------------------------------
Starbucks Corp. (a)                                              240                                      5,638
---------------------------------------------------------------------------------------------------------------
Wendy's International, Inc.                                      480                                     13,939
===============================================================================================================
                                                                                                         27,832
===============================================================================================================

SEMICONDUCTORS--2.99%

Intel Corp.                                                      730                                     13,432
---------------------------------------------------------------------------------------------------------------
Linear Technology Corp.                                          190                                      6,549
---------------------------------------------------------------------------------------------------------------
Microchip Technology Inc.                                        450                                      9,356
===============================================================================================================
                                                                                                         29,337
===============================================================================================================

SOFT DRINKS--1.65%

Coca-Cola Co. (The)                                              400                                     16,160
===============================================================================================================

SPECIALTY STORES--0.60%

Bed Bath & Beyond Inc. (a)                                       150                                      5,927
===============================================================================================================

SYSTEMS SOFTWARE--4.12%

Microsoft Corp.                                                1,580                                     40,401
===============================================================================================================

TOBACCO--2.07%

Altria Group, Inc.                                               660                                     20,302
===============================================================================================================

TRADING COMPANIES & DISTRIBUTORS--0.49%

Fastenal Co.                                                     140                                      4,843
===============================================================================================================

Total Common Stocks (Cost $966,528)                                                                     953,102
---------------------------------------------------------------------------------------------------------------
===============================================================================================================

TOTAL INVESTMENTS--97.17%  (Cost $966,528)                                                              953,102
---------------------------------------------------------------------------------------------------------------
===============================================================================================================
OTHER ASSETS LESS LIABILITIES--2.83%                                                                     27,712
---------------------------------------------------------------------------------------------------------------
===============================================================================================================
NET ASSETS--100.00%                                                                                    $980,814
---------------------------------------------------------------------------------------------------------------
===============================================================================================================

       Notes to Schedule of Investments:

       (a)     Non-income producing security.



       See Notes to Financial Statements.

US GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2003
(UNAUDITED)

ASSETS:

Investments, at market value (cost $966,528)                                     $    953,102
---------------------------------------------------------------------------------------------
Cash                                                                                   28,197
---------------------------------------------------------------------------------------------
Receivables for:
   Amount due from advisor                                                             12,950
---------------------------------------------------------------------------------------------
   Dividends                                                                              884
---------------------------------------------------------------------------------------------
Investment for deferred compensation plan                                               1,802
---------------------------------------------------------------------------------------------
Other assets                                                                            1,291
=============================================================================================
      Total assets                                                                    998,226
---------------------------------------------------------------------------------------------
=============================================================================================

LIABILITIES:

Payable for deferred compensation plan                                                  1,802
---------------------------------------------------------------------------------------------
Accrued trustees' fees                                                                    880
---------------------------------------------------------------------------------------------
Accrued transfer agent fees                                                                 8
---------------------------------------------------------------------------------------------
Accrued operating expenses                                                             14,722
=============================================================================================
      Total liabilities                                                                17,412
=============================================================================================
Net assets applicable to shares outstanding                                      $    980,814
---------------------------------------------------------------------------------------------
=============================================================================================

NET ASSETS CONSIST OF:

   Shares of beneficial interest                                                 $  1,000,105
---------------------------------------------------------------------------------------------
   Undistributed net investment income (loss)                                          (1,774)
---------------------------------------------------------------------------------------------
   Undistributed net realized gain (loss) from investment securities                   (4,091)
---------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation) of investment securities                    (13,426)
=============================================================================================
                                                                                 $    980,814
---------------------------------------------------------------------------------------------
=============================================================================================

NET ASSETS:

Class A                                                                          $    392,324
---------------------------------------------------------------------------------------------
=============================================================================================
Class B                                                                          $    294,245
---------------------------------------------------------------------------------------------
=============================================================================================
Class C                                                                          $    294,245
---------------------------------------------------------------------------------------------
=============================================================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE:

Class A                                                                                40,295
---------------------------------------------------------------------------------------------
=============================================================================================
Class B                                                                                30,222
---------------------------------------------------------------------------------------------
=============================================================================================
Class C                                                                                30,222
---------------------------------------------------------------------------------------------
=============================================================================================
Class A :
   Net asset value per share                                                     $       9.74
---------------------------------------------------------------------------------------------
   Offering price per share:
      (Net asset value of $9.74 / 94.50%)                                        $      10.31
---------------------------------------------------------------------------------------------
=============================================================================================
Class B :
   Net asset value and offering price per share                                  $       9.74
---------------------------------------------------------------------------------------------
=============================================================================================
Class C :
   Net asset value and offering price per share                                  $       9.74
---------------------------------------------------------------------------------------------
=============================================================================================


       See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2003
(UNAUDITED)

INVESTMENT INCOME:

Dividends                                                                            $  6,900
=============================================================================================

EXPENSES:

Advisory fees                                                                           3,530
---------------------------------------------------------------------------------------------
Administrative services fees                                                           24,795
---------------------------------------------------------------------------------------------
Distribution fees--Class A                                                                659
---------------------------------------------------------------------------------------------
Distribution fees--Class B                                                              1,412
---------------------------------------------------------------------------------------------
Distribution fees--Class C                                                              1,412
---------------------------------------------------------------------------------------------
Printing fees                                                                           6,281
---------------------------------------------------------------------------------------------
Professional fees                                                                      16,435
---------------------------------------------------------------------------------------------
Transfer agent fees                                                                        44
---------------------------------------------------------------------------------------------
Trustees' fees                                                                          4,388
---------------------------------------------------------------------------------------------
Other                                                                                     804
=============================================================================================
      Total expenses                                                                   59,760
=============================================================================================
Less: Fees waived and expenses paid indirectly                                        (51,525)
---------------------------------------------------------------------------------------------
      Net expenses                                                                      8,235
=============================================================================================
Net investment income (loss)                                                           (1,335)
=============================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                                            7,216
---------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investment securities          (1,402)
=============================================================================================
Net gain from investment securities                                                     5,814
=============================================================================================
Net increase in net assets resulting from operations                                 $  4,479
---------------------------------------------------------------------------------------------
=============================================================================================



       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 2003 AND THE PERIOD AUGUST 30, 2002 (DATE OPERATIONS COMMENCED) THROUGH OCTOBER 31, 2002
(UNAUDITED)

                                                                                 APRIL 30,         OCTOBER 31,
                                                                                  2003                2002
                                                                            -----------------   ------------------
OPERATIONS:

   Net investment income (loss)                                                     $  (1,335)          $     (364)
------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from investment securities                                  7,216              (11,307)
------------------------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) of investment securities       (1,402)             (12,024)
==================================================================================================================
      Net increase (decrease) in net assets resulting from operations                   4,479              (23,695)
==================================================================================================================
Distributions to shareholders from net investment income:
   Class A                                                                             (2,800)                  --
------------------------------------------------------------------------------------------------------------------
   Class B                                                                             (2,100)                  --
------------------------------------------------------------------------------------------------------------------
   Class C                                                                             (2,100)                  --
==================================================================================================================
   Total distributions from net investment income                                      (7,000)                  --
==================================================================================================================
   Net increase (decrease) in net assets resulting from distributions                  (7,000)                  --
==================================================================================================================
Share transactions-net:
   Class A                                                                              2,800              400,010
------------------------------------------------------------------------------------------------------------------
   Class B                                                                              2,100              300,010
------------------------------------------------------------------------------------------------------------------
   Class C                                                                              2,100              300,010
==================================================================================================================
      Net increase in net assets resulting from share transactions                      7,000            1,000,030
==================================================================================================================
      Net increase in net assets                                                        4,479              976,335
==================================================================================================================

NET ASSETS:
   Beginning of period                                                                976,335                   --
==================================================================================================================
   End of period                                                                    $ 980,814           $  976,335
------------------------------------------------------------------------------------------------------------------
==================================================================================================================




       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM U.S. Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of multiple classes of shares. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

         The Fund's investment objective is to provide long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS - Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

         Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

         The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS - Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.


D. FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% of the Fund's next $1 billion of average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $2 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 1.75%. Voluntary fee waivers or reimbursements may be rescinded, terminated or modified at any time without further notice to investors. During periods of voluntary waivers or reimbursements to the extent the annualized expense ratio does not exceed the voluntary limit for the period committed, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested. For the six months ended April 30, 2003, AIM waived fees of $3,530 and reimbursed expenses of $40,060.

         The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

         The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $23 for such services.

         The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total amount of sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has voluntarily agreed to waive all fees during the time the shares are not available for sale. This waiver may be rescinded, terminated or modified at any time. For the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $0, $0 and $0, respectively, after AIM Distributors waived fees of $3,483.

         Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

         During the six months ended April 30, 2003, the Fund paid legal fees of $1,241 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3 - INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6 and reductions in custodian fees of $611 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $617.

NOTE 4 - TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5 - BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the six months ended April 30, 2003.

NOTE 6 - TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                CAPITAL
EXPIRATION                                 LOSS CARRYFORWARD
---------------------------------        ---------------------
October 31, 2010                                   $    11,307

NOTE 7 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $128,659 and $140,487, respectively.

         The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:


Aggregate unrealized appreciation of investment securities                       $     47,602
---------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                          (61,028)
=============================================================================================
Net unrealized appreciation (depreciation) of investment securities              $    (13,426)
---------------------------------------------------------------------------------------------
=============================================================================================
Investments have the same costs for tax and financial statement purposes.

NOTE 8 - SHARE INFORMATION

The Fund commenced operations August 30, 2002 and consists of three different classes of shares that are not currently available for sale: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in capital stock outstanding during the six months ended April 30, 2003 and the period August 30, 2002 (date operations commenced) through October 31, 2002 were as follows:

                                                                                    AUGUST 30, 2002
                                             SIX MONTHS ENDED                 (DATE OPERATIONS COMMENCED)
                                                APRIL 30,                           TO OCTOBER 31,
                                                   2003                                  2002
                                    ----------------------------------  ---------------------------------------
                                       SHARES               AMOUNT         SHARES                  AMOUNT
                                    -------------         ------------  -------------        ------------------
Sold:
  Class A *                                    --         $         --         40,001        $          400,010
---------------------------------------------------------------------------------------------------------------
  Class B *                                    --                   --         30,001                   300,010
---------------------------------------------------------------------------------------------------------------
  Class C *                                    --                   --         30,001                   300,010
===============================================================================================================
Issued as reinvestment of dividends:
  Class A *                                   294                2,800             --                        --
---------------------------------------------------------------------------------------------------------------
  Class B *                                   221                2,100             --                        --
---------------------------------------------------------------------------------------------------------------
  Class C *                                   221                2,100             --                        --
===============================================================================================================
                                              736         $      7,000        100,003        $        1,000,030
---------------------------------------------------------------------------------------------------------------
===============================================================================================================


* Currently, all shares are owned by AIM.

NOTE 9 - FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding during the six months ended April 30, 2003 and the period August 30, 2002 (date operations commenced) through October 31, 2002.

                                                                                          CLASS A
                                                                         ------------------------------------------
                                                                                                 AUGUST 30, 2002
                                                                           SIX MONTHS            (DATE OPERATIONS
                                                                              ENDED               COMMENCED) TO
                                                                            APRIL 30,              OCTOBER 31,
                                                                              2003                    2002
                                                                         ----------------      -------------------
Net asset value, beginning of period                                             $  9.76                  $  10.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                                                    (0.01)                     0.00
------------------------------------------------------------------------------------------------------------------
   Net gains (losses) on securities (both realized and unrealized)                  0.06                     (0.24)
==================================================================================================================
      Total from investment operations                                              0.05                     (0.24)
==================================================================================================================
Less distributions from net investment income                                      (0.07)                       --
==================================================================================================================
Net asset value, end of period                                                   $  9.74                  $   9.76
------------------------------------------------------------------------------------------------------------------
==================================================================================================================
Total return (a)                                                                    0.53%                    (2.40)%
------------------------------------------------------------------------------------------------------------------
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                         $    392                 $    391
------------------------------------------------------------------------------------------------------------------
==================================================================================================================
Ratio of expenses to average net assets:
   With fee waivers                                                                  1.88%(b)                 1.76% (c)
------------------------------------------------------------------------------------------------------------------
   Without fee waivers                                                              11.49%(b)                22.45% (c)
------------------------------------------------------------------------------------------------------------------
==================================================================================================================
Ratio of net investment income (loss) to average net assets                         (0.28)(b)                (0.22)(c)
------------------------------------------------------------------------------------------------------------------
==================================================================================================================
Portfolio turnover rate (d)                                                            14%                       1%
------------------------------------------------------------------------------------------------------------------
==================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are annualized and based on average daily net assets of $379,600.

(c)      Annualized.

(d)      Not annualized for periods less than one year.

                                                                                           CLASS B
                                                                         -------------------------------------------
                                                                                                 AUGUST 30, 2002
                                                                           SIX MONTHS            (DATE OPERATIONS
                                                                              ENDED               COMMENCED) TO
                                                                            APRIL 30,              OCTOBER 31,
                                                                              2003                     2002
                                                                         ----------------       -------------------
Net asset value, beginning of period                                             $   9.76                  $  10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                                                     (0.01)                     0.00
-------------------------------------------------------------------------------------------------------------------
   Net gains (losses) on securities (both realized and unrealized)                   0.06                     (0.24)
===================================================================================================================
      Total from investment operations                                               0.05                     (0.24)
===================================================================================================================
Less distributions from net investment income                                       (0.07)                       --
===================================================================================================================
Net asset value, end of period                                                   $   9.74                  $   9.76
-------------------------------------------------------------------------------------------------------------------
===================================================================================================================
Total return (a)                                                                     0.53%                    (2.40)%
-------------------------------------------------------------------------------------------------------------------
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                         $    294                  $    293
-------------------------------------------------------------------------------------------------------------------
===================================================================================================================
Ratio of expenses to average net assets:
   With fee waivers                                                                  1.88%(b)                  1.76%(c)
-------------------------------------------------------------------------------------------------------------------
   Without fee waivers                                                              12.14%(b)                 23.10%(c)
-------------------------------------------------------------------------------------------------------------------
===================================================================================================================
Ratio of net investment income (loss) to average net assets                         (0.28)(b)                 (0.22)(c)
-------------------------------------------------------------------------------------------------------------------
===================================================================================================================
Portfolio turnover rate (d)                                                            14%                        1%
-------------------------------------------------------------------------------------------------------------------
===================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are annualized and based on average daily net assets of $284,702.

(c)      Annualized.

(d)      Not annualized for periods less than one year.

                                                                                        CLASS C
                                                                          ----------------------------------------
                                                                                                  AUGUST 30, 2002
                                                                            SIX MONTHS            (DATE OPERATIONS
                                                                               ENDED               COMMENCED) TO
                                                                             APRIL 30,              OCTOBER 31,
                                                                               2003                     2002
                                                                         ----------------       -------------------
Net asset value, beginning of period                                             $   9.76                 $   10.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income (loss)                                                     (0.01)                     0.00
-------------------------------------------------------------------------------------------------------------------
   Net gains (losses) on securities (both realized and unrealized)                   0.06                     (0.24)
===================================================================================================================
      Total from investment operations                                               0.05                     (0.24)
===================================================================================================================
Less distributions from net investment income                                       (0.07)                       --
===================================================================================================================
Net asset value, end of period                                                   $   9.74                 $    9.76
-------------------------------------------------------------------------------------------------------------------
===================================================================================================================
Total return (a)                                                                     0.53%                    (2.40)%
-------------------------------------------------------------------------------------------------------------------
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                         $    294                 $     293
-------------------------------------------------------------------------------------------------------------------
===================================================================================================================
Ratio of expenses to average net assets:
   With fee waivers                                                                  1.88%(b)                  1.76%(c)
-------------------------------------------------------------------------------------------------------------------
   Without fee waivers                                                              12.14%(b)                 23.10%(c)
-------------------------------------------------------------------------------------------------------------------
===================================================================================================================
Ratio of net investment income (loss) to average net assets                         (0.28)(b)                 (0.22)(c)
-------------------------------------------------------------------------------------------------------------------
===================================================================================================================
Portfolio turnover rate (d)                                                            14%                        1%
-------------------------------------------------------------------------------------------------------------------
===================================================================================================================


(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.

(b) Ratios are annualized and based on average daily net assets of $284,702.

(c)      Annualized.

(d)      Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-99.97%

ADVERTISING-1.22%

Omnicom Group Inc.                                500,000   $   30,950,000
==========================================================================

AEROSPACE & DEFENSE-1.70%

Lockheed Martin Corp.                             600,000       30,030,000
--------------------------------------------------------------------------
Northrop Grumman Corp.                            150,000       13,192,500
==========================================================================
                                                                43,222,500
==========================================================================

AIRLINES-1.35%

Ryanair Holdings PLC-ADR (Ireland)(a)             500,000       19,835,000
--------------------------------------------------------------------------
Southwest Airlines Co.                            900,000       14,364,000
==========================================================================
                                                                34,199,000
==========================================================================

APPAREL RETAIL-2.54%

Gap, Inc. (The)                                 3,000,000       49,890,000
--------------------------------------------------------------------------
TJX Cos., Inc. (The)                              750,000       14,437,500
==========================================================================
                                                                64,327,500
==========================================================================

APPLICATION SOFTWARE-2.00%

Electronic Arts Inc.(a)(b)                        400,000       23,708,000
--------------------------------------------------------------------------
Intuit Inc.(a)                                    350,000       13,573,000
--------------------------------------------------------------------------
Mercury Interactive Corp.(a)                      400,000       13,576,000
==========================================================================
                                                                50,857,000
==========================================================================

BANKS-1.79%

Bank of America Corp.                             450,000       33,322,500
--------------------------------------------------------------------------
Wells Fargo & Co.                                 250,000       12,065,000
==========================================================================
                                                                45,387,500
==========================================================================

BIOTECHNOLOGY-3.63%

Amgen Inc.(a)(b)                                  900,000       55,179,000
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          800,000       36,912,000
==========================================================================
                                                                92,091,000
==========================================================================

BREWERS-0.98%

Anheuser-Busch Cos., Inc.                         500,000       24,940,000
==========================================================================

BROADCASTING & CABLE TV-1.58%

Clear Channel Communications, Inc.(a)             600,000       23,466,000
--------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)               500,000       16,550,000
==========================================================================
                                                                40,016,000
==========================================================================

BUILDING PRODUCTS-0.33%

Masco Corp.                                       400,000        8,428,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

COMPUTER & ELECTRONICS RETAIL-1.41%

Best Buy Co., Inc.(a)                             600,000   $   20,748,000
--------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                     350,000       14,924,000
==========================================================================
                                                                35,672,000
==========================================================================

COMPUTER HARDWARE-3.81%

Dell Computer Corp.(a)                          1,750,000       50,592,500
--------------------------------------------------------------------------
Hewlett-Packard Co.                             1,000,000       16,300,000
--------------------------------------------------------------------------
International Business Machines Corp.             350,000       29,715,000
==========================================================================
                                                                96,607,500
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.72%

EMC Corp.(a)                                    2,000,000       18,180,000
==========================================================================

CONSUMER FINANCE-0.37%

MBNA Corp.                                        500,000        9,450,000
==========================================================================

DATA PROCESSING SERVICES-1.94%

First Data Corp.                                  400,000       15,692,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   400,000       11,776,000
--------------------------------------------------------------------------
Paychex, Inc.                                     700,000       21,798,000
==========================================================================
                                                                49,266,000
==========================================================================

DEPARTMENT STORES-1.12%

Kohl's Corp.(a)                                   500,000       28,400,000
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-7.59%

American Express Co.                              450,000       17,037,000
--------------------------------------------------------------------------
Citigroup Inc.                                  1,150,000       45,137,500
--------------------------------------------------------------------------
Fannie Mae                                        350,000       25,336,500
--------------------------------------------------------------------------
Freddie Mac                                       250,000       14,475,000
--------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   550,000       41,745,000
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           900,000       26,415,000
--------------------------------------------------------------------------
SLM Corp.                                         200,000       22,400,000
==========================================================================
                                                               192,546,000
==========================================================================

DRUG RETAIL-0.97%

Walgreen Co.                                      800,000       24,688,000
==========================================================================

EMPLOYMENT SERVICES-0.58%

Robert Half International Inc.(a)                 900,000       14,652,000
==========================================================================

FOOD DISTRIBUTORS-0.79%

SYSCO Corp.(b)                                    700,000       20,111,000
==========================================================================

FOOD RETAIL-0.94%

Whole Foods Market, Inc.(a)(b)                    400,000       23,744,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

GENERAL MERCHANDISE STORES-1.89%

Family Dollar Stores, Inc.                        400,000   $   13,676,000
--------------------------------------------------------------------------
Target Corp.                                      600,000       20,064,000
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             250,000       14,080,000
==========================================================================
                                                                47,820,000
==========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.06%

Cardinal Health, Inc.                             250,000       13,820,000
--------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              650,000       12,941,500
==========================================================================
                                                                26,761,500
==========================================================================

HEALTH CARE EQUIPMENT-4.21%

Becton, Dickinson & Co.                           750,000       26,550,000
--------------------------------------------------------------------------
Boston Scientific Corp.(a)                        900,000       38,745,000
--------------------------------------------------------------------------
Medtronic, Inc.                                   450,000       21,483,000
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          425,000       19,932,500
==========================================================================
                                                               106,710,500
==========================================================================

HEALTH CARE SUPPLIES-1.04%

Alcon, Inc. (Switzerland)(a)                      600,000       26,430,000
==========================================================================

HOUSEHOLD PRODUCTS-2.29%

Colgate-Palmolive Co.                             350,000       20,009,500
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        425,000       38,186,250
==========================================================================
                                                                58,195,750
==========================================================================

HOUSEWARES & SPECIALTIES-1.08%

Newell Rubbermaid Inc.                            900,000       27,432,000
==========================================================================

INDUSTRIAL CONGLOMERATES-2.77%

3M Co.                                            125,000       15,755,000
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)               3,500,000       54,600,000
==========================================================================
                                                                70,355,000
==========================================================================

INDUSTRIAL GASES-0.57%

Praxair, Inc.                                     250,000       14,520,000
==========================================================================

INDUSTRIAL MACHINERY-1.05%

Danaher Corp.                                     200,000       13,796,000
--------------------------------------------------------------------------
Illinois Tool Works Inc.                          200,000       12,796,000
==========================================================================
                                                                26,592,000
==========================================================================

INSURANCE BROKERS-0.34%

Willis Group Holdings Ltd. (Bermuda)              274,900        8,574,131
==========================================================================

INTERNET RETAIL-2.44%

Amazon.com, Inc.(a)                             1,350,000       38,704,500
--------------------------------------------------------------------------
eBay Inc.(a)                                      250,000       23,192,500
==========================================================================
                                                                61,897,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-1.32%

Yahoo! Inc.(a)                                  1,350,000   $   33,453,000
==========================================================================

IT CONSULTING & SERVICES-1.32%

Accenture Ltd.-Class A (Bermuda)(a)               900,000       14,418,000
--------------------------------------------------------------------------
Affiliated Computer Services, Inc.-Class A(a)     400,000       19,080,000
==========================================================================
                                                                33,498,000
==========================================================================

MANAGED HEALTH CARE-2.86%

Aetna Inc.                                        900,000       44,820,000
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           300,000       27,639,000
==========================================================================
                                                                72,459,000
==========================================================================

MOTORCYCLE MANUFACTURERS-0.61%

Harley-Davidson, Inc.                             350,000       15,554,000
==========================================================================

MOVIES & ENTERTAINMENT-0.51%

Walt Disney Co. (The)                             700,000       13,062,000
==========================================================================

MULTI-LINE INSURANCE-0.91%

American International Group, Inc.                400,000       23,180,000
==========================================================================

NETWORKING EQUIPMENT-2.44%

Cisco Systems, Inc.(a)                          3,500,000       52,640,000
--------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         900,000        9,198,000
==========================================================================
                                                                61,838,000
==========================================================================

OIL & GAS DRILLING-1.04%

ENSCO International Inc.                          500,000       12,700,000
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              350,000       13,720,000
==========================================================================
                                                                26,420,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-0.74%

Schlumberger Ltd. (Netherlands)                   450,000       18,868,500
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.56%

Devon Energy Corp.                                300,000       14,175,000
==========================================================================

PERSONAL PRODUCTS-0.48%

Gillette Co. (The)                                400,000       12,180,000
==========================================================================

PHARMACEUTICALS-8.18%

Allergan, Inc.                                    100,000        7,025,000
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      400,000       20,688,000
--------------------------------------------------------------------------
Johnson & Johnson                                 500,000       28,180,000
--------------------------------------------------------------------------
Lilly (Eli) & Co.                                 450,000       28,719,000
--------------------------------------------------------------------------
Pfizer Inc.                                     2,650,000       81,487,500
--------------------------------------------------------------------------
Wyeth                                             950,000       41,353,500
==========================================================================
                                                               207,453,000
==========================================================================

RESTAURANTS-0.37%

Starbucks Corp.(a)                                400,000        9,396,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-2.94%

Applied Materials, Inc.(a)                      2,700,000   $   39,420,000
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)                       1,250,000       35,050,000
==========================================================================
                                                                74,470,000
==========================================================================

SEMICONDUCTORS-6.78%

Analog Devices, Inc.(a)                         1,350,000       44,712,000
--------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         500,000        8,945,000
--------------------------------------------------------------------------
Intel Corp.                                     1,000,000       18,400,000
--------------------------------------------------------------------------
Linear Technology Corp.                           900,000       31,023,000
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                   350,000       13,751,500
--------------------------------------------------------------------------
Microchip Technology Inc.                         600,000       12,474,000
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)(a)                          2,500,000       20,925,000
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                   800,000       21,656,000
==========================================================================
                                                               171,886,500
==========================================================================

SOFT DRINKS-0.77%

PepsiCo, Inc.                                     450,000       19,476,000
==========================================================================

SPECIALTY CHEMICALS-0.60%

Ecolab Inc.                                       300,000       15,327,000
==========================================================================

SPECIALTY STORES-1.65%

AutoZone, Inc.(a)                                 175,000       14,141,750
--------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         700,000       27,657,000
==========================================================================
                                                                41,798,750
==========================================================================

SYSTEMS SOFTWARE-6.74%

Microsoft Corp.                                 3,500,000       89,495,000
--------------------------------------------------------------------------
Oracle Corp.(a)                                 3,350,000       39,798,000
--------------------------------------------------------------------------
Symantec Corp.(a)                                 450,000       19,777,500
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                       1,000,000       22,010,000
==========================================================================
                                                               171,080,500
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.39%

Nortel Networks Corp. (Canada)(a)               7,500,000       19,350,000
--------------------------------------------------------------------------
QUALCOMM Inc.                                     500,000       15,945,000
==========================================================================
                                                                35,295,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES-1.66%

AT&T Wireless Services Inc.(a)                  4,000,000   $   25,840,000
--------------------------------------------------------------------------
Vodafone Group PLC-ADR (United Kingdom)           825,000       16,302,000
==========================================================================
                                                                42,142,000
==========================================================================
  Total Common Stocks & Other Equity
    Interests (Cost $2,323,042,855)                          2,536,035,131
__________________________________________________________________________
==========================================================================

                                                 NUMBER
                                                   OF       EXERCISE   EXPIRATION
                                               CONTRACTS     PRICE        DATE
OPTIONS PURCHASED-0.01%

PUTS-0.01%

Tyco International Ltd. (Bermuda) (Industrial
  Conglomerates) (Cost $201,000)                    3,000    $  15       Jun-03           217,500
_________________________________________________________________________________________________
=================================================================================================

                                                 SHARES
MONEY MARKET FUNDS-0.90%

STIC Liquid Assets Portfolio(c)                 11,407,567      11,407,567
--------------------------------------------------------------------------
STIC Prime Portfolio(c)                         11,407,567      11,407,567
==========================================================================
  Total Money Market Funds (Cost $22,815,134)                   22,815,134
==========================================================================
TOTAL INVESTMENTS-100.88% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $2,346,058,989)                                            2,559,067,765
__________________________________________________________________________
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED
  MONEY MARKET FUNDS-2.95%

STIC Liquid Assets Portfolio(c)(d)              74,815,700      74,815,700
==========================================================================
  Total Money Market Funds (purchased with
    cash collateral from securities loaned)
    (Cost $74,815,700)                                          74,815,700
__________________________________________________________________________
==========================================================================
TOTAL INVESTMENTS-103.83% (Cost
  $2,420,874,689)                                            2,633,883,465
==========================================================================
OTHER ASSETS LESS LIABILITIES-(3.83%)                          (97,215,936)
==========================================================================
NET ASSETS-100.00%                                          $2,536,667,529
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 1 section G and Note 7.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,420,874,689)*                           $ 2,633,883,465
------------------------------------------------------------
Receivables for:
  Investments sold                                16,683,417
------------------------------------------------------------
  Fund shares sold                                   926,984
------------------------------------------------------------
  Dividends                                          931,062
------------------------------------------------------------
Investment for deferred compensation plan            172,951
------------------------------------------------------------
Other assets                                         122,054
============================================================
     Total assets                              2,652,719,933
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                           26,462,190
------------------------------------------------------------
  Fund shares reacquired                           4,474,610
------------------------------------------------------------
  Options written (premiums received
     $3,974,726)                                   6,035,000
------------------------------------------------------------
  Deferred compensation plan                         172,951
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                       74,815,700
------------------------------------------------------------
Accrued distribution fees                          1,458,953
------------------------------------------------------------
Accrued trustees' fees                                 3,034
------------------------------------------------------------
Accrued transfer agent fees                        2,101,646
------------------------------------------------------------
Accrued operating expenses                           528,320
============================================================
     Total liabilities                           116,052,404
============================================================
Net assets applicable to shares outstanding  $ 2,536,667,529
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 6,007,229,783
------------------------------------------------------------
Undistributed net investment income (loss)       (11,565,238)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                        (3,669,945,583)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      210,948,567
============================================================
                                             $ 2,536,667,529
____________________________________________________________
============================================================


NET ASSETS:

Class A                                      $ 1,950,008,669
____________________________________________________________
============================================================
Class B                                      $   502,344,229
____________________________________________________________
============================================================
Class C                                      $    82,305,326
____________________________________________________________
============================================================
Class R                                      $       184,406
____________________________________________________________
============================================================
Institutional Class                          $     1,824,899
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                          199,732,253
____________________________________________________________
============================================================
Class B                                           55,468,750
____________________________________________________________
============================================================
Class C                                            9,079,099
____________________________________________________________
============================================================
Class R                                               18,910
____________________________________________________________
============================================================
Institutional Class                                  178,102
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          9.76
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $9.76 divided by
       94.50%)                               $         10.33
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                   $          9.06
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                   $          9.07
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                   $          9.75
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                   $         10.25
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $69,990,662 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends                                                     $   9,932,650
---------------------------------------------------------------------------
Dividends from affiliated money market funds                        237,319
---------------------------------------------------------------------------
Interest                                                              3,106
---------------------------------------------------------------------------
Security lending income                                              46,824
===========================================================================
    Total investment income                                      10,219,899
===========================================================================

EXPENSES:

Advisory fees                                                     8,207,425
---------------------------------------------------------------------------
Administrative services fees                                        246,017
---------------------------------------------------------------------------
Custodian fees                                                       81,963
---------------------------------------------------------------------------
Distribution fees -- Class A                                      2,935,429
---------------------------------------------------------------------------
Distribution fees -- Class B                                      2,522,191
---------------------------------------------------------------------------
Distribution fees -- Class C                                        409,011
---------------------------------------------------------------------------
Distribution fees -- Class R                                            289
---------------------------------------------------------------------------
Transfer agent fees                                               6,464,671
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              871
---------------------------------------------------------------------------
Trustees' fees                                                       12,595
---------------------------------------------------------------------------
Other                                                               492,623
===========================================================================
    Total expenses                                               21,373,085
===========================================================================
Less: Fees waived and expenses paid indirectly                      (25,101)
===========================================================================
    Net expenses                                                 21,347,984
===========================================================================
Net investment income (loss)                                    (11,128,085)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (247,060,918)
---------------------------------------------------------------------------
  Foreign currencies                                                115,356
---------------------------------------------------------------------------
  Option contracts written                                         (271,201)
===========================================================================
                                                               (247,216,763)
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         330,260,280
---------------------------------------------------------------------------
  Foreign currencies                                                     39
---------------------------------------------------------------------------
  Option contracts written                                       (2,104,891)
===========================================================================
                                                                328,155,428
===========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                               80,938,665
===========================================================================
Net increase in net assets resulting from operations          $  69,810,580
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                 APRIL 30,         OCTOBER 31,
                                                                   2003               2002
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (11,128,085)   $   (32,392,421)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                    (247,216,763)      (796,583,815)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and option contracts                                328,155,428       (246,187,556)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                    69,810,580     (1,075,163,792)
================================================================================================
Share transactions-net:
  Class A                                                        (210,607,658)    (1,064,806,254)
------------------------------------------------------------------------------------------------
  Class B                                                         (42,618,894)      (180,109,268)
------------------------------------------------------------------------------------------------
  Class C                                                          (6,196,189)       (30,575,415)
------------------------------------------------------------------------------------------------
  Class R                                                             102,906             72,385
------------------------------------------------------------------------------------------------
  Institutional Class                                                (120,098)        (5,419,461)
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          (259,439,933)    (1,280,838,013)
================================================================================================
    Net increase (decrease) in net assets                        (189,629,353)    (2,356,001,805)
================================================================================================

NET ASSETS:

  Beginning of period                                           2,726,296,882      5,082,298,687
================================================================================================
  End of period                                               $ 2,536,667,529    $ 2,726,296,882
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $4,646. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $246,017 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $3,249,635 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares, Class C shares and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B, Class C and Class R shares paid $2,935,429, $2,522,191, $409,011 and $289, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended April 30, 2003, AIM Distributors retained $148,910 in front-end sales commissions from the sale of Class A shares and $1,480, $0, $3,965 and $0 for Class A, Class B, Class C and Class R shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $3,698 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $18,920 and reductions in custodian fees of $1,535 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $20,455.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $69,990,662 were on loan to brokers. The loans were secured by cash collateral of $74,815,700 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended April 30, 2003, the Fund received fees of $46,824 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2003 are summarized as follows:

                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of period                    2,500     $   585,867
------------------------------------------------------------
Written                               85,660      14,384,503
------------------------------------------------------------
Closed                               (56,850)     (8,990,856)
------------------------------------------------------------
Exercised                            (12,307)     (1,640,983)
------------------------------------------------------------
Expired                               (1,503)       (363,805)
============================================================
End of period                         17,500     $ 3,974,726
____________________________________________________________
============================================================


    Open call option contracts written at April 30, 2003 were as follows:

                                                                      APRIL 30,
                                                                        2003         UNREALIZED
                       CONTRACT   STRIKE   NUMBER OF    PREMIUMS       MARKET       APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS    RECEIVED        VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------
Amgen Inc.              Jul-03      60       2,500     $  767,477    $1,125,000     $  (357,523)
-------------------------------------------------------------------------------------------------
Electronic Arts Inc.    Jun-03      65       2,000        333,990       175,000         158,990
-------------------------------------------------------------------------------------------------
Electronic Arts Inc.    Sep-03      70       2,000        403,827       270,000         133,827
-------------------------------------------------------------------------------------------------
SYSCO Corp.             May-03      25       7,000      1,081,467     2,625,000      (1,543,533)
-------------------------------------------------------------------------------------------------
Whole Foods Market,
 Inc.                   Nov-03      60       4,000      1,387,965     1,840,000        (452,035)
=================================================================================================
                                            17,500     $3,974,726    $6,035,000     $(2,060,274)
_________________________________________________________________________________________________
=================================================================================================

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
------------------------------------------------------------
October 31, 2009                              $2,559,101,338
------------------------------------------------------------
October 31, 2010                                 763,027,747
============================================================
Total capital loss carryforward               $3,322,129,085
____________________________________________________________
============================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $1,614,076,870 and $1,829,779,536, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 271,893,440
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (112,914,802)
============================================================
Net unrealized appreciation of investment
  securities                                   $ 158,978,638
____________________________________________________________
============================================================
Cost of investments for tax purposes is $2,474,904,827.


NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares and Class R shares are subject to CDSCs. Class R shares and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                    SIX MONTHS ENDED                    YEAR ENDED
                                                                     APRIL 30, 2003                  OCTOBER 31, 2002
                                                              ----------------------------    -------------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       6,151,560    $  58,141,087      16,597,940    $   199,251,597
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,983,121       26,356,988       5,995,984         66,787,479
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                         978,774        8,573,034       1,919,777         21,362,371
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         10,990          103,421           7,975             72,385
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               7,472           73,633          45,598            504,589
=============================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                         141,573        1,329,862         368,013          4,307,233
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (152,420)      (1,329,862)       (393,806)        (4,307,233)
=============================================================================================================================
Reacquired:
  Class A                                                     (28,727,592)    (270,078,607)   (111,225,206)    (1,268,365,084)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,830,666)     (67,646,020)    (22,942,810)      (242,589,514)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,693,948)     (14,769,223)     (4,815,984)       (51,937,786)
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                            (55)            (515)             --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (19,408)        (193,731)       (438,298)        (5,924,050)
=============================================================================================================================
                                                              (28,150,599)   $(259,439,933)   (114,880,817)   $(1,280,838,013)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                              CLASS A
                                     ------------------------------------------------------------------------------------------
                                     SIX MONTHS
                                       ENDED                                    YEAR ENDED OCTOBER 31,
                                     APRIL 30,         ------------------------------------------------------------------------
                                        2003              2002             2001          2000             1999          1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                             $     9.47        $    12.65       $    28.16    $    28.31       $    21.72    $    22.72
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.03)(a)         (0.07)(a)        (0.10)        (0.14)(a)        (0.10)         0.02
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)         0.32             (3.11)          (11.87)         3.18             8.16          2.38
===============================================================================================================================
    Total from investment
      operations                           0.29             (3.18)          (11.97)         3.04             8.06          2.40
===============================================================================================================================
Less distributions:
  Dividends from net investment
    income                                   --                --               --            --            (0.01)           --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                    --                --            (3.54)        (3.19)           (1.46)        (3.40)
===============================================================================================================================
    Total distributions                      --                --            (3.54)        (3.19)           (1.47)        (3.40)
===============================================================================================================================
Net asset value, end of period       $     9.76        $     9.47       $    12.65    $    28.16       $    28.31    $    21.72
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                            3.06%           (25.14)%         (47.38)%       10.61%           38.62%        12.34%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                           $1,950,009        $2,104,660       $4,001,552    $8,948,781       $8,089,739    $6,094,178
===============================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                         1.52%(c)          1.33%            1.21%         1.03%            1.03%         1.04%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                      1.52%(c)          1.33%            1.22%         1.07%            1.08%         1.09%
===============================================================================================================================
Ratio of net investment income
  (loss) to average net assets            (0.71)%(c)        (0.64)%          (0.56)%       (0.45)%          (0.38)%        0.07%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate(d)                   63%              217%             240%          145%             124%          125%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,973,170,268.
(d)  Not annualized for periods less than one year.


                                                                                 CLASS B
                                          --------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                                 YEAR ENDED OCTOBER 31,
                                          APRIL 30,        ---------------------------------------------------------------------
                                            2003             2002           2001         2000             1999            1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   8.82        $  11.86       $  26.82    $    27.29       $    21.12       $  22.34
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.06)(a)       (0.15)(a)      (0.21)        (0.36)(a)        (0.30)(a)      (0.15)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.30           (2.89)        (11.21)         3.08             7.93           2.33
================================================================================================================================
    Total from investment operations           0.24           (3.04)        (11.42)         2.72             7.63           2.18
================================================================================================================================
Less distributions from net realized
  gains                                          --              --          (3.54)        (3.19)           (1.46)         (3.40)
================================================================================================================================
Net asset value, end of period             $   9.06        $   8.82       $  11.86    $    26.82       $    27.29       $  21.12
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                2.72%         (25.63)%       (47.75)%        9.76%           37.59%         11.45%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $502,344        $533,224       $922,476    $1,927,514       $1,291,456       $705,750
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                             2.22%(c)        2.04%          1.92%         1.78%            1.82%          1.83%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                          2.22%(c)        2.04%          1.93%         1.82%            1.87%          1.87%
================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.41)%(c)      (1.34)%        (1.27)%       (1.20)%          (1.17)%        (0.72)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(d)                       63%            217%           240%          145%             124%           125%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $508,618,685.
(d)  Not annualized for periods less than one year.


                                                                              CLASS C
                                          --------------------------------------------------------------------------------
                                          SIX MONTHS
                                           ENDED                               YEAR ENDED OCTOBER 31,
                                          APRIL 30,        ---------------------------------------------------------------
                                            2003            2002           2001        2000           1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  8.83         $ 11.87       $  26.85    $  27.30       $  21.14       $ 22.34
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.06)(a)       (0.15)(a)      (0.21)      (0.36)(a)      (0.30)(a)     (0.15)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.30           (2.89)        (11.23)       3.10           7.92          2.35
==========================================================================================================================
    Total from investment operations          0.24           (3.04)        (11.44)       2.74           7.62          2.20
==========================================================================================================================
Less distributions from net realized
  gains                                         --              --          (3.54)      (3.19)         (1.46)        (3.40)
==========================================================================================================================
Net asset value, end of period             $  9.07         $  8.83       $  11.87    $  26.85       $  27.30       $ 21.14
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                               2.72%         (25.61)%       (47.77)%      9.83%         37.50%        11.54%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $82,305         $86,455       $150,604    $301,590       $105,420       $23,107
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                            2.22%(c)        2.04%          1.92%       1.78%          1.82%         1.83%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         2.22%(c)        2.04%          1.93%       1.82%          1.87%         1.87%
==========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.41)%(c)      (1.34)%        (1.27)%     (1.20)%        (1.17)%       (0.72)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(d)                      63%            217%           240%        145%           124%          125%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $82,480,138.
(d)  Not annualized for periods less than one year.


                                                                         CLASS R
                                                              ------------------------------
                                                                               JUNE 3, 2002
                                                              SIX MONTHS       (DATE SALES
                                                               ENDED           COMMENCED) TO
                                                              APRIL 30,        OCTOBER 31,
                                                                2003              2002
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.47            $ 11.36
--------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)(a)          (0.03)(a)
--------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.32              (1.86)
============================================================================================
    Total from investment operations                              0.28              (1.89)
============================================================================================
Net asset value, end of period                                  $ 9.75            $  9.47
____________________________________________________________________________________________
============================================================================================
Total return(b)                                                   2.96%            (16.64)%
____________________________________________________________________________________________
============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  184            $    76
____________________________________________________________________________________________
============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.72%(c)           1.53%(d)
--------------------------------------------------------------------------------------------
  Without fee waivers                                             1.72%(c)           1.53%(d)
============================================================================================
Ratio of net investment income (loss) to average net assets      (0.91)%(c)         (0.84)%(d)
____________________________________________________________________________________________
============================================================================================
Portfolio turnover rate(e)                                          63%               217%
____________________________________________________________________________________________
============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $116,548.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                  INSTITUTIONAL CLASS
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS
                                                       ENDED                             YEAR ENDED OCTOBER 31,
                                                      APRIL 30,        ----------------------------------------------------------
                                                        2003            2002          2001       2000           1999       1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 9.91         $ 13.16       $ 29.00    $ 28.96       $  22.18    $ 23.05
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.00)(a)       (0.01)(a)     (0.01)     (0.06)(a)       0.02       0.10
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.34           (3.24)       (12.29)      3.29           8.32       2.43
=================================================================================================================================
    Total from investment operations                      0.34           (3.25)       (12.30)      3.23           8.34       2.53
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      --              --            --         --          (0.10)        --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     --              --         (3.54)     (3.19)         (1.46)     (3.40)
=================================================================================================================================
    Total distributions                                     --              --         (3.54)     (3.19)         (1.56)     (3.40)
=================================================================================================================================
Net asset value, end of period                          $10.25         $  9.91       $ 13.16    $ 29.00       $  28.96    $ 22.18
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           3.43%         (24.70)%      (47.11)%    11.07%         39.20%     12.79%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $1,825         $ 1,883       $ 7,667    $18,634       $114,076    $72,884
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                        0.81%(c)        0.82%         0.69%      0.64%          0.63%      0.62%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                     0.81%(c)        0.82%         0.70%      0.68%          0.68%      0.67%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                 (0.01)%(c)      (0.12)%       (0.04)%    (0.04)%         0.02%      0.49%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(d)                                  63%            217%          240%       145%           124%       125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,755,994.
(d)  Not annualized for periods less than one year.

                                                                     APPENDIX II

JULY 31, 2002

ANNUAL REPORT









INVESCO STOCK FUNDS, INC.

DYNAMICS FUND

GROWTH FUND

GROWTH & INCOME FUND

INVESCO ENDEAVOR FUND

S&P 500 INDEX FUND

SMALL COMPANY GROWTH FUND

VALUE EQUITY FUND



"WE BELIEVE THE PAST 30 MONTHS OR SO HAVE REPRESENTED A ONCE-IN-A-GENERATION BEAR MARKET."
SEE PAGE 19





[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

MAINTAINING A PRUDENT APPROACH IN A DIFFICULT MARKET

FELLOW SHAREHOLDER:

Author and productivity consultant Denis Waitley wrote that success in life comes not from holding a good hand, but in playing a poor hand well. The markets have certainly dealt us a miserable hand in the past few years. Given today's volatility, how can investors respond prudently and still enjoy long-term success?

The key, we believe, is to maintain YOUR LONG-TERM FOCUS. Bear markets come and go, but historically, markets have always eventually rebounded, moving higher than before. There's no reason to think this won't happen again. Consider the powerful influence of time when investing. Financial writer Charles D. Ellis wrote that TIME is Archimedes' lever in investing. History has shown that the more time you have in the markets, the greater the chances of positive returns. And with the power of compounding over time, small investments can grow to substantial sums.

Markets have historically rewarded investors who did not panic and stayed invested. A hasty response can wreak havoc on a carefully thought out investment plan -- turning temporary paper losses into real ones, and resulting in missing the best performance days of an eventual market recovery. History has proven time and time again that investors who are willing to wait out the downturns have been rewarded over the long term.

Moreover, the market's unpredictability underscores the importance of staying diversified by maintaining an asset mix that's suitable for your risk tolerance and time horizon. So if you're feeling extremely optimistic, or if you're feeling extremely pessimistic, we would encourage you to look beyond those emotions, stay invested, and rationally assess which asset classes may help you realize your objectives.

If you would like assistance formulating an appropriate financial strategy, I encourage you to contact your financial advisor, who can advise you and create a financial plan specifically tailored to your individual needs. Or feel free to call us at 1-800-525-8085.

Sincerely,

/s/ Mark H. Williamson

Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

                                              INVESCO STOCK FUNDS, INC.
                                        TOTAL RETURN PERIODS ENDED 7/31/02*

                                                                                                                      Manager's
                                                              Cumulative                           10 years or           Report
Fund (Inception)                                               6 months      1 year     5 years+  Since Inception^       Page #
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS A (4/02) WITH SALES LOAD                    N/A           N/A        N/A        (33.11%)^           3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS B (4/02) WITH CDSC                          N/A           N/A        N/A        (34.54%)^           3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS C (2/00) WITH CDSC                        (32.10%)      (38.76%)     N/A        (32.75%)^+          3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS K (12/00)                                 (30.89%)      (37.32%)     N/A        (35.72%)^+          3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - INVESTOR CLASS (9/67)                           (30.75%)      (37.17%)   (1.44%)        9.35%             3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - INSTITUTIONAL CLASS (5/00)                      (30.61%)      (36.95%)     N/A        (30.53%)^+          3
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS A (4/02) WITH SALES LOAD                      N/A           N/A        N/A        (33.87%)^           6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS B (4/02) WITH CDSC                            N/A           N/A        N/A        (35.34%)^           6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS C (2/00) WITH CDSC                          (35.96%)      (48.07%)     N/A        (44.55%)^+          6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS K (12/00)                                   (34.78%)      (50.02%)     N/A        (53.44%)^+          6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - INVESTOR CLASS (11/35)                            (34.66%)      (46.28%)   (13.42%)       0.88%             6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS A (4/02) WITH SALES LOAD             N/A           N/A        N/A        (31.19%)^           9
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS B (4/02) WITH CDSC                   N/A           N/A        N/A        (32.40%)^           9
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS C (2/00) WITH CDSC                 (29.65%)      (39.83%)     N/A        (34.20%)^+          9
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS K (12/00)                          (28.49%)      (38.75%)     N/A        (41.27%)^+          9
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - INVESTOR CLASS (7/98)                    (28.34%)      (38.37%)     N/A         (7.10%)^+          9
-------------------------------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND - CLASS A (4/02) WITH SALES LOAD            N/A           N/A        N/A        (38.66%)^          11
-------------------------------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND - CLASS B (4/02) WITH CDSC                  N/A           N/A        N/A        (44.77%)^          11
-------------------------------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND - CLASS C (2/00) WITH CDSC                (43.40%)      (51.89%)     N/A        (47.25%)^+         11
-------------------------------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND - CLASS K (12/00)                         (42.21%)      (50.61%)     N/A        (51.03%)^+         11
-------------------------------------------------------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND - INVESTOR CLASS (10/98)                  (42.17%)      (50.56%)     N/A        (13.58%)^+         11
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND - INSTITUTIONAL CLASS (12/97)                (19.35%)      (24.50%)     N/A          0.27%^+          13
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND - INVESTOR CLASS (12/97)                     (19.27%)      (24.33%)     N/A          0.45%^+          13
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS A (4/02) WITH SALES LOAD        N/A           N/A        N/A        (29.33%)^          14
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS B (4/02) WITH CDSC              N/A           N/A        N/A        (30.24%)^          14
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS C (2/00) WITH CDSC            (29.68%)      (36.75%)     N/A        (29.96%)^+         14
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS K (12/01)                     (27.39%)        N/A        N/A        (28.32%)^          14
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - INVESTOR CLASS (12/91)              (27.56%)      (34.09%)    0.55%        10.18%            14
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - CLASS A (4/02) WITH SALES LOAD                N/A           N/A        N/A        (23.91%)^          16
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - CLASS B (4/02) WITH CDSC                      N/A           N/A        N/A        (24.21%)^          16
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - CLASS C (2/00) WITH CDSC                    (17.81%)      (21.98%)     N/A         (8.76%)^+         16
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - INVESTOR CLASS (5/86)                       (16.46%)      (20.28%)   (2.39%)        7.30%            16
-------------------------------------------------------------------------------------------------------------------------------

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S INVESTOR CLASS, INSTITUTIONAL CLASS, CLASS A, CLASS B, CLASS C AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS.

+AVERAGE ANNUALIZED

^FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN...................... 1

FUND REPORTS.................................. 3

AN INTERVIEW WITH TIM MILLER..................18

MARKET HEADLINES..............................20

INVESTMENT HOLDINGS...........................21

FINANCIAL STATEMENTS..........................60

NOTES TO FINANCIAL STATEMENTS.................79

FINANCIAL HIGHLIGHTS..........................89

OTHER INFORMATION............................115

YOUR FUND'S REPORT

DYNAMICS FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past year presented a remarkably challenging backdrop for equity investors; for growth investors, the environment was particularly difficult. Throughout the period, investors were forced to contend with one unnerving event after another, which combined to intensify risk-averse sentiment.

The market's growing risk intolerance encouraged investors to rotate out of investments deemed more aggressive and into assets believed to be more stable. Many of the fund's holdings were adversely affected by this rotation, and for the 12-month period ended July 31, 2002, the value of Dynamics Fund-Investor Class shares declined by 37.17%, underperforming the Russell Midcap Growth Index, which declined 28.68%. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

TECH AND TELECOM DECLINED SHARPLY

Primarily  accounting  for the fund's  relative  performance  shortfall  was its technology exposure. At the beginning of the period, we were growing increasingly confident in the progress of the economic recovery. In particular, we took an aggressive posture toward semiconductor and software companies -- two areas that have historically performed well during the early stages of economic improvement. This overweighting hindered performance when investors' preference for "safe-haven" investments spiked higher after September 11. Performance continued to suffer as it became clear that tech companies were not benefiting from the gradual economic improvement seen thus far in 2002. Instead, repeated earnings warnings and a poor overall outlook for the sector hurt the group.

--------------------------------------------------------------------------------
                                 DYNAMICS FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
Forest Laboratories...................................................3.25%
Smith International...................................................1.77%
Teva Pharmaceutical Industries Ltd
Sponsored ADR Representing Ord Shares.................................1.72%
eBay Inc..............................................................1.71%
USA Interactive.......................................................1.71%
CDW Computer Centers..................................................1.64%
Harrah's Entertainment................................................1.60%
AmerisourceBergen Corp................................................1.54%
Symantec Corp.........................................................1.45%
Lamar Advertising Class A Shrs........................................1.30%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Telecommunications services was another area of relative weakness, as the group saw several companies file for bankruptcy after the slowing economy, muted demand, inhospitable capital markets, and excessive capacity kept the group's fundamentals under intense pressure. Although telecom stocks represented a fairly small percentage of the portfolio's assets, declines in the sector were so severe that our exposure dealt a significant blow to overall portfolio results.

BEAR MARKET HURT MOST SECTORS

While these two areas accounted for our poor relative performance, the fund's poor absolute performance was generally the result of an exceptionally difficult market. Consider that, of the 10 economic sectors represented by the Russell Midcap Growth Index, only two logged positive absolute returns -- and even those were in the low single digits. The fund's holdings did not fare much better in absolute terms. But we held our own relatively. Our energy stocks made positive absolute contributions to performance, while the rest of the energy sector slipped lower. Standouts in this area included our oil services stocks, led by BJ Services and Nabors Industries Ltd, as well as in oil exploration and production firms Apache Corp and Murphy Oil. These companies benefited from steady increases in the price of oil, caused by expectations of improving demand.

Our decision to underweight biotechnology also helped support performance. In early 2002, our health care team recognized that the risk/reward profile of many biotech companies was askew. They recognized that many companies offer only one product, the success of which would determine their near-term fate. Considering that the Food and Drug Administration has not been as accommodating in the drug approval process, we believed we should avoid the entire sub-sector -- a decision that paid off when many high-profile compounds failed clinical trials, resulting in intense selling throughout the group.

LINE GRAPH: INVESCO DYNAMICS FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Investor Class to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 7/31/02.

      INVESCO DYNAMICS FUND - INVESTOR CLASS    RUSSELL MIDCAP GROWTH INDEX(2)

7/92  $10,000                                   $10,000
7/93  $12,530                                   $11,324
7/94  $13,436                                   $11,917
7/95  $17,551                                   $15,583
7/96  $19,244                                   $16,713
7/97  $26,298                                   $23,346
7/98  $31,135                                   $25,291
7/99  $41,715                                   $30,777
7/00  $62,714                                   $44,245
7/01  $38,920                                   $30,170
7/02  $24,453                                   $21,518

RETAILERS AND LODGING STOCKS BUOYED BY STRONG CONSUMER DEMAND

Another area that contributed positively to absolute performance was the fund's consumer discretionary stocks. Our move to overweight these stocks was consistent with our belief that the economy was on the mend. This posture paid off as consumer spending remained surprisingly resilient in the face of the year's unnerving developments. Consequently, the fund's retailers, including Kohl's Corp and CDW Computer Centers, supported our showing. The fund's exposure to hotel and lodging stocks also helped, as the industry's business rebounded after the terrorist attacks.

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS  A & B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class A and the value of a $10,000 investment in INVESCO Dynamics Fund - Class B to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Dynamics Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/02.

INVESCO DYNAMICS FUND - CLASS A         INVESCO DYNAMICS FUND - CLASS B        RUSSELL MIDCAP GROWTH INDEX(2)
4/02  $10,000                           $10,000                                $10,000
7/02  $ 6,689                           $ 6,546                                $ 7,380

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class C to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Dynamics Fund - Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) through 7/31/02.

      INVESCO DYNAMICS FUND - CLASS C           RUSSELL MIDCAP GROWTH INDEX(2)

2/00  $10,000                                   $10,000
7/00  $ 9,834                                   $ 8,682
7/01  $ 6,053                                   $ 5,920
7/02  $ 3,767                                   $ 4,222

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]

TIMOTHY J. MILLER, CFA

CHIEF INVESTMENT OFFICER TIM MILLER IS MANAGER OF INVESCO DYNAMICS FUND. HE ALSO LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

Looking ahead, we remain encouraged by the economy's progress, and believe the second half of the year will see corporate profits reflect the improving business climate. We are also encouraged by the portfolio's behavior near period end -- a time that was characterized by several strong rallies. We believe that the fund's strong relative performance during these rallies suggests that we have emphasized the right areas and will likely participate in the market's recovery, when uncertainty dissipates.

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class K to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/02.

      INVESCO DYNAMICS FUND - CLASS K           RUSSELL MIDCAP GROWTH INDEX(2)

12/00 $10,000                                   $10,000
7/01  $ 7,640                                   $ 8,544
7/02  $ 4,789                                   $ 6,094

PIE CHART:  DYNAMICS FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals........................7.04%
            Semiconductors.........................6.56%
            Application Software...................5.67%
            Health Care Equipment .................4.45%
            Oil & Gas Equipment & Services.........4.18%
            Systems Software.......................4.04%
            Investment Advisor/
            Broker Dealer Services.................3.95%
            IT Consulting & Services...............3.80%
            Industrial Machinery...................3.55%
            Banks..................................3.11%
            Other Industries......................52.20%
            Net Cash & Cash Equivalents............1.45%

LINE GRAPH: INVESCO DYNAMICS FUND - INSTITUTIONAL CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Institutional Class to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (5/00) through 7/31/02.

      INVESCO DYNAMICS FUND - INSTITUTIONAL CLASS               RUSSELL MIDCAP GROWTH INDEX(2)
5/00  $10,000                                                   $10,000
7/00  $11,474                                                   $10,361
7/01  $ 7,139                                                   $ 7,065
7/02  $ 4,501                                                   $ 5,039

YOUR FUND'S REPORT

GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Few stocks were able to avoid the myriad obstacles that arose during the one-year period ended July 31, 2002. Signs of economic improvement in August 2001 were soon overshadowed by the terrorist attacks in September, which sent financial markets significantly lower in subsequent weeks. And, although the United States' success in Afghanistan paved the way for a fourth quarter rally, negative headlines began cropping up again with the New Year. The threat of more terrorist attacks, a standoff between nuclear rivals Pakistan and India, financial turmoil in Latin America, and ongoing bouts of violence in the Middle East all weighed on market performance. Furthermore, the unethical accounting practices of Enron Corp (not a fund holding) -- first unveiled in December 2001 --- were soon joined by admissions of wrongdoing by a number of other high-profile companies, causing a breakdown in investor confidence.

By the end of the period, conditions had deteriorated to a point where lows in the major market indexes fell past those set immediately following 9/11. In this environment, Growth Fund-Investor Class shares posted a sharp loss of 46.28% during the 12-month period ended July 31, 2002. The fund's benchmark, the
Russell 1000 Growth Index, also retreated, but by a smaller percentage of 28.75%. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

TECHNOLOGY HOLDINGS DISAPPOINT

Throughout most of the fiscal year, the fund held an overweight position in the technology sector relative to the Russell 1000 Growth Index. Unfortunately, this strategy took a toll on the fund -- except during the fourth quarter of 2001, when growth stocks briefly rebounded -- as a sustained economic recovery failed to materialize. Weak corporate spending and investors' continued punishment of higher growth stocks combined to create an unforgiving climate for technology companies in a variety of industries. Although we subsequently sold a number of the names that suffered the most under these conditions, the fund did incur losses from stocks such as Vitesse Semiconductor and Applied Micro Circuits.

Another holding that detracted from the fund's performance was AOL Time Warner. AOL was subject to the negative effects of a poor advertising climate throughout the period. In addition, questions surrounding the company's management deterred investors, with AOL and Time Warner still working to smooth the merger transition. Finally, the company's accounting practices fell under scrutiny in the latter part of the period, causing its stock price to decline precipitously. Given these developments and the lack of visibility for its future growth, we opted to sell all of our shares in AOL to avoid any additional losses.

--------------------------------------------------------------------------------
                                  GROWTH FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
General Electric...................................................4.64%
Pfizer Inc.........................................................4.10%
Microsoft Corp.....................................................3.59%
Wells Fargo & Co...................................................3.50%
Exxon Mobil........................................................3.30%
Cisco Systems......................................................3.12%
United Technologies................................................2.88%
Bank of America....................................................2.54%
American International Group.......................................2.53%
Viacom Inc Class B Shrs............................................2.52%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

There were some exceptions to these sector trends, however. Most notably, online auction house eBay Inc was the strongest performer for the fund. Resilient consumer spending as well as a unique market position helped the company weather the period's volatility.

NEW MANAGEMENT DIVERSIFIES THE PORTFOLIO

In March 2002, a new management team took the helm of the fund, with INVESCO Chief Investment Officer Timothy Miller serving in an oversight capacity, and veteran large-cap growth managers Peter Lovell and Fritz Meyer in charge of stock selection. The team repositioned the portfolio in an effort to better navigate volatility -- without sacrificing the fund's aggressive growth-oriented approach. To meet this end, the team more broadly diversified the fund by increasing the number of holdings and reducing individual positions in an attempt to mitigate risk.

LINE GRAPH: INVESCO GROWTH FUND - INVESTOR CLASS GROWTH OF $10,000(3)

This line graph  compares the value of a $10,000  investment  in INVESCO  Growth
Fund - Investor Class to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 7/31/02.

      INVESCO GROWTH FUND - INVESTOR CLASS      RUSSELL 1000 GROWTH INDEX(4)

7/92  $10,000                                   $10,000
7/93  $11,417                                   $10,244
7/94  $11,659                                   $10,755
7/95  $13,437                                   $14,134
7/96  $15,643                                   $16,328
7/97  $22,443                                   $24,794
7/98  $27,445                                   $29,733
7/99  $33,710                                   $36,881
7/00  $46,660                                   $45,872
7/01  $20,328                                   $29,790
7/02  $10,919                                   $21,225

LINE GRAPH: INVESCO GROWTH FUND - CLASS  A & B GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class A and the value of a $10,000 investment in INVESCO Growth Fund - Class B to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Growth Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/02.

      INVESCO GROWTH FUND - CLASS A    INVESCO GROWTH FUND - CLASS B          RUSSELL 1000 GROWTH INDEX(4)
4/02  $10,000                          $10,000                                $10,000
7/02  $ 6,613                          $ 6,466                                $ 7,686

These actions were most noticeable with regard to the technology sector, which, as of July 31, 2002, comprised approximately 23% of the fund's total assets compared to more than 50% of the fund's assets before the management change. More volatile companies within areas such as the struggling optical space were eliminated, while positions in other, non-tech growth sectors were initiated. Specifically, the fund's health care weighting was increased to include a cross-section of the strongest pharmaceutical, health care services, and biotechnology companies in the market.

Meanwhile, retail names with strong growth potential were added, such as Target Corp and Wal-Mart Stores, and a handful of carefully selected industrials and consumer staples leaders were introduced to the fund. For example, the fund gained exposure to General Electric, Procter & Gamble, and Gillette Co -- all firms that have fared relatively well through the market downturn and also possess the ability to grow their earnings going forward.

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT TEAM MANAGED

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]

TIMOTHY J. MILLER, CFA

CHIEF INVESTMENT OFFICER TIM MILLER LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

[PHOTOGRAPH OF FRITZ MEYER OMITTED]

[PHOTOGRAPH OF PETER M. LOVELL OMITTED]

FRITZ MEYER

VICE PRESIDENT FRITZ MEYER IS A MEMBER OF THE INVESCO GROWTH INVESTMENT MANAGEMENT TEAM. FRITZ RECEIVED HIS AB FROM DARTMOUTH COLLEGE WITH A DISTINCTION IN ECONOMICS, AND HIS MBA FROM AMOS TUCK SCHOOL-DARTMOUTH COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1976 AND JOINED INVESCO FUNDS GROUP IN 1996.

PETER M. LOVELL

VICE PRESIDENT PETER M. LOVELL IS A MEMBER OF THE INVESCO GROWTH INVESTMENT MANAGEMENT TEAM. PETE EARNED HIS BA AT COLORADO STATE UNIVERSITY AND HIS MBA FROM REGIS UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1992 AND JOINED INVESCO IN 1994.

MANAGING RISK WHILE SEEKING GROWTH

The market continues to face its share of unsettling questions surrounding issues like corporate accounting and the U.S.'s intentions regarding Iraq. We are also watching investors closely to ascertain whether all the talk of a possible weakening in consumer spending could become a self-fulfilling prophecy.

Regardless of which direction the market turns next, we will continue to apply the same basic, rigorous strategy we've been using in recent months. In short, we will maintain our growth-oriented approach while emphasizing diversification and targeting only the most fundamentally sound companies within our investment universe. We feel that this strategy will allow us to manage risk without sacrificing the fund's potential for future growth.

LINE GRAPH: INVESCO GROWTH FUND - CLASS C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class C to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Growth Fund - Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) through 7/31/02.

      INVESCO GROWTH FUND - CLASS C             RUSSELL 1000 GROWTH INDEX(4)

2/00  $10,000                                   $10,000
7/00  $10,218                                   $ 9,992
7/01  $ 4,428                                   $ 6,489
7/02  $ 2,344                                   $ 4,623

PIE CHART:  GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks......................................8.66%
            Systems Software...........................7.90%
            Pharmaceuticals............................7.42%
            Industrial Conglomerates...................6.61%
            Semiconductors.............................6.03%
            Aerospace & Defense........................4.50%
            General Merchandise Stores.................3.54%
            Integrated Oil & Gas.......................3.30%
            Networking Equipment.......................3.12%
            Data Processing Services...................2.74%
            Other Industries..........................37.85%
            Net Cash & Cash Equivalents................8.33%


LINE GRAPH: INVESCO GROWTH FUND - CLASS K GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class K to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/02.

      INVESCO GROWTH FUND - CLASS K             RUSSELL 1000 GROWTH INDEX(4)

12/00 $10,000                                   $10,000
7/01  $ 5,601                                   $ 8,097
7/02  $ 2,799                                   $ 5,769

YOUR FUND'S REPORT

GROWTH & INCOME FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

LINE GRAPH: INVESCO GROWTH & INCOME FUND - INVESTOR CLASS GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Investor Class to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (7/98) through 7/31/02.

      INVESCO GROWTH & INCOME FUND - INVESTOR CLASS      RUSSELL 1000 GROWTH INDEX(6)
7/98  $10,000                                            $10,000
7/99  $16,180                                            $12,322
7/00  $21,163                                            $15,326
7/01  $12,009                                            $ 9,953
7/02  $ 7,401                                            $ 7,091

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS  A & B GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class A and the value of a $10,000 investment in INVESCO Growth & Income Fund - Class B to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Growth & Income Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/02.

      INVESCO GROWTH & INCOME FUND - CLASS A    INVESCO GROWTH & INCOME FUND - CLASS B    RUSSELL 1000 GROWTH INDEX(6)
4/02  $10,000                                   $10,000                                   $10,000
7/02  $ 6,881                                   $ 6,760                                   $ 7,686

During the 12-month period ended July 31, 2002, volatility and uncertainty prevailed as investors attempted to gauge the direction of the economy against a rapidly changing backdrop. The first major events to shake financial markets were, of course, the tragic attacks of September 11, which understandably sent stocks lower. However, with the United States' quick response and success in Afghanistan, the fourth quarter of 2001 proved to be stronger than many had expected. All signs were pointing toward an economic recovery in 2002.

However, at the end of 2001, revelations of accounting fraud at Enron Corp (not a fund holding) shook investor confidence. As more high-profile scandals unfolded in 2002, sentiment continued to deteriorate. Matters were not helped by unrest in the Middle East, declines in the U.S. dollar, and generally lackluster corporate earnings.

Given the poor investor sentiment during the period, all of the major measures of stock performance moved sharply lower. Yet economic data showed improvement toward the end of 2001 and during the first half of 2002, as evidenced by positive gross domestic product (GDP) growth, healthy productivity, and expansion in the manufacturing and non-manufacturing sectors (as reported by the Institute for Supply Management). Indeed, it appeared that, throughout much of the fiscal year, sentiment -- rather than economic fundamentals -- drove stock prices.

Nevertheless, growth stocks were severely punished in this environment, and Growth & Income Fund-Investor Class shares fell 38.37% over the course of the 12-month period ended July 31, 2002. In comparison, the Russell 1000 Growth Index lost 28.75% during the same time span. (Of course, performance is not a guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

TECHNOLOGY COMPANIES HAMPER PERFORMANCE

The fund's overweight position in technology stocks relative to the Russell 1000 Growth Index took a toll on performance, as many tech companies were among the year's worst performers. Corporate spending on new technology failed to revive during the period, causing several industries -- including software, semiconductors, and communications equipment -- to retreat. Furthermore, while the technology sector may possess tremendous long-term growth potential, it is also known as a high-growth area, which did not suit investors' bearish mood. Even market leaders that have been longtime fund holdings, such as Cisco Systems and Intel Corp, could not shrug off the unfavorable conditions.

It's important to note, however, that as the technology sector's troubles deepened and its short-term future became hazy, we trimmed the fund's exposure to this area, finishing the period with a tech weighting in line with the Russell 1000 Growth Index. We believe that this positioning allowed us to mitigate risk somewhat without sacrificing the fund's pursuit of long-term growth.

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class C to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Growth & Income Fund - Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) through 7/31/02.

      INVESCO GROWTH & INCOME FUND - CLASS C    RUSSELL 1000 GROWTH INDEX(6)

2/00  $10,000                                   $10,000
7/00  $10,374                                   $ 9,992
7/01  $ 5,838                                   $ 6,489
7/02  $ 3,571                                   $ 4,623

Meanwhile, several of the fund's holdings within the consumer discretionary sector also weighed on performance. Our media stocks, for example, struggled in the face of a weak advertising market. We were also disappointed by the industrial companies in the portfolio, which underperformed their counterparts in the index.

HEALTH SERVICES, BANKS OUTPERFORM

On a positive note, the second-largest weighting in the fund after technology during the year was health care, and strong stock selection within this area benefited the fund. While pharmaceuticals and biotechnology companies endured their share of patent expirations, scientific disappointments, and manufacturing problems, the fund's diversification across the sector afforded it exposure to several better-performing health services stocks. For example, drug distributor AmerisourceBergen Corp posted solid gain, as did hospital companies Tenet Healthcare and UnitedHealth Group.

Another pocket of strength for the fund was its investment in high-quality banks, which were able to avoid steep losses thanks to their insulation from the swooning capital markets, strong deposit trends, and a favorable yield curve. Bank of America, Bank One, and Wells Fargo & Co all performed well during the period.

ECONOMY CONTINUES TO IMPROVE

Although fear over the possibility of more terrorist attacks and accounting scandals is currently holding the market back, it appears that a bottom may be in sight. An increasing number of analysts and economists are saying that the market is now undervalued, and the economy's fundamentals -- low inflation, strong productivity, and low interest rates -- remain in place. In addition, we've seen progress in the government's attempts to protect against future corporate malfeasance, which should reassure investors going forward.

Overall, we believe that it takes higher profits -- which we've finally witnessed in most second-quarter results reported in July -- to boost stock prices; and, in turn, it takes an expanding economy to drive higher corporate profits. Once investors regain confidence in corporate managements and the markets, a solid market turnaround could ensue.

--------------------------------------------------------------------------------
                             GROWTH & INCOME FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
General Electric....................................................5.84%
Microsoft Corp......................................................4.95%
Cisco Systems.......................................................4.32%
Johnson & Johnson...................................................3.70%
Intel Corp..........................................................3.53%
Tenet Healthcare....................................................3.01%
Wal-Mart Stores.....................................................2.95%
Forest Laboratories.................................................2.82%
Procter & Gamble....................................................2.69%
Pfizer Inc..........................................................2.47%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS K GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class K to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/02.

      INVESCO GROWTH & INCOME FUND - CLASS K    RUSSELL 1000 GROWTH INDEX(6)

12/00 $10,000                                   $10,000
7/01  $ 6,708                                   $ 8,097
7/02  $ 4,121                                   $ 5,769

PIE CHART:  GROWTH & INCOME FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals......................11.39%
            Industrial Conglomerates..............7.37%
            Systems Software......................5.75%
            Networking Equipment..................4.98%
            Banks.................................4.91%
            Semiconductors .......................4.63%
            Health Care Facilities................4.28%
            Health Care Equipment.................4.25%
            Soft Drinks...........................3.88%
            General Merchandise Stores............3.54%
            Other Industries.....................44.39%
            Net Cash & Cash Equivalents...........0.63%

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6)THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF FRITZ MEYER OMITTED]

FRITZ MEYER

VICE PRESIDENT FRITZ MEYER IS MANAGER OF INVESCO GROWTH & INCOME FUND. FRITZ RECEIVED HIS AB FROM DARTMOUTH COLLEGE WITH A DISTINCTION IN ECONOMICS, AND HIS MBA FROM AMOS TUCK SCHOOL-DARTMOUTH COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1976 AND JOINED INVESCO FUNDS GROUP IN 1996. PRIOR TO JOINING INVESCO, FRITZ WAS AN EXECUTIVE VICE PRESIDENT AND PORTFOLIO MANAGER WITH NELSON, BENSON & ZELLMER, INC. IN DENVER, COLORADO.

YOUR FUND'S REPORT

INVESCO ENDEAVOR FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

This annual reporting period covered a tumultuous year for the stock market, which suffered a sharp downturn. Chief among the negative events that shaped the dismal macroeconomic landscape were the September 11 terrorist attacks and the stream of corporate accounting scandals beginning with the admission of fraud by Enron Corp (not a fund holding) at the end of December. In between, we experienced a brief fourth-quarter rally -- fueled by the U.S.'s successful actions in Afghanistan and talk of an economic recovery -- but this rebound came to an end as investor confidence waned during the first half of 2002.

In this volatile environment, INVESCO Endeavor Fund-Investor Class shares dropped 50.56% during the 12-month period ended July 31, 2002. In comparison, the Russell 3000 Growth Index declined 28.86%. (Past performance is not a guarantee of future results.)(7),(8) For performance of other share classes, please see page 2.

--------------------------------------------------------------------------------
                             INVESCO ENDEAVOR FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
Forest Laboratories................................................4.05%
Microsoft Corp.....................................................3.92%
eBay Inc...........................................................3.19%
Pfizer Inc.........................................................3.11%
General Electric...................................................2.89%
Univision Communications Class A Shrs..............................2.64%
Expedia Inc........................................................2.27%
Fox Entertainment Group Class A Shrs...............................2.24%
Cisco Systems......................................................2.14%
Teva Pharmaceutical Industries Ltd
Sponsored ADR Representing Ord Shrs................................2.09%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

BIAS TOWARD RECOVERY PROVES PREMATURE

The fund's underperformance can be largely attributed to our expectation of a faster recovery during the year. We began positioning the fund for an economic expansion and concurrent market advance prior to the unexpected and devastating events of September 11, and this negatively affected the fund when stock prices sank on the heels of the terrorist attacks. While the fund recouped some losses in the more bullish fourth quarter, we were disappointed when these conditions failed to extend into 2002. Unfortunately, the depth and breadth of corporate America's woes were greater than we anticipated, and the fund's emphasis on cyclical growth companies became an impediment.

Specifically, our substantial weighting in the technology sector hampered the fund's performance, as corporate spending and business fundamentals weakened in this area against an increasingly bearish backdrop. Our investments in a number of higher-growth software, semiconductor, and integrated circuit companies were particularly hard-hit, with names like Applied Micro Circuits and Brocade Communications Systems (no longer fund holdings) falling sharply.

Meanwhile, holdings from other cyclical sectors of the market compounded the fund's losses. For example, within the consumer discretionary sector, media companies faltered in the face of decreased in advertising spending post-9/11. And our emphasis throughout much of the year on market-sensitive financial services firms that we had expected to rebound proved premature. At the same time, the fund maintained underweight positions relative to the Russell 3000 Growth Index in areas that were more successful. Most notably, consumer staples stocks managed, as a group, to post a gain. Unfortunately, we had little exposure to staples companies during the year.

On a positive note, strong stock selection within the energy sector provided a lift during the year. One of the fund's more solid performers was Murphy Oil, which benefited from generally higher commodity prices and, at the period's end, a major well discovery off the shore of Malaysia. The find is expected to significantly increase Murphy's earnings and asset value going forward.

LINE GRAPH: INVESCO ENDEAVOR FUND - CLASS  A & B GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Class A and the value of a $10,000 investment in INVESCO Endeavor Fund - Class B to the value of a $10,000 investment in the Russell 3000 Growth Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Endeavor Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/02.

      INVESCO ENDEAVOR FUND - CLASS A      INVESCO ENDEAVOR FUND - CLASS B        RUSSELL 3000 GROWTH INDEX(8)
4/02  $10,000                              $10,000                                $10,000
7/02  $ 6,134                              $ 5,523                                $ 7,649

LINE GRAPH: INVESCO ENDEAVOR FUND - INVESTOR CLASS GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Investor Class to the value of a $10,000 investment in Russell 3000 Growth Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (10/98) through 7/31/02.

      INVESCO ENDEAVOR FUND - INVESTOR CLASS    RUSSELL 3000 GROWTH INDEX(8)

10/98 $10,000                                   $10,000
7/99  $16,610                                   $12,567
7/00  $25,885                                   $15,604
7/01  $11,686                                   $10,260
7/02  $ 5,778                                   $ 7,299

SHIFT IN STRATEGY

The fund's new management team recently repositioned the fund with an eye toward reducing risk. The biggest change has been a reduction in the fund's technology weighting, which currently comprises just over 20% of the portfolio. Specifically, we have been eliminating higher-risk companies in the integrated circuits industry, as many names in this space are simply surviving on cash and waiting for resurgence in demand to boost their earnings. At the same time, we've been focusing on technology firms with strongerfundamentals, such as Expedia Inc, a new fund holding representing the online travel industry. Expedia has grown rapidly over the past three quarters in spite of the market downturn, and since online travel is not yet a highly penetrated market, we believe there is plenty of room for additional growth.

While reducing the fund's technology weighting, we have simultaneously been increasing holdings in the consumer discretionary, consumer staples, and energy sectors. Overall, our strategy is to diversify the fund more fully, and we are excited about the opportunities we've uncovered in these other areas. For example, within consumer staples, we have added companies like Whole Foods Market and Dean Foods, both leaders in the natural foods group which have been growing steadily and also bring greater stability to the fund, given their lower valuations. Overall, it is the potential for growth with less risk that we are currently finding attractive in today's uncertain market climate.

LINE GRAPH: INVESCO ENDEAVOR FUND - CLASS C GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Class C to the value of a $10,000 investment in the Russell 3000 Growth Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Endeavor Fund - Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) through 7/31/02.

      INVESCO ENDEAVOR FUND - CLASS C           RUSSELL 3000 GROWTH INDEX(8)

2/00  $10,000                                   $10,000
7/00  $ 9,429                                   $ 9,786
7/01  $ 4,222                                   $ 6,434
7/02  $ 2,073                                   $ 4,577

LINE GRAPH: INVESCO ENDEAVOR FUND - CLASS K GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Endeavor Fund - Class K to the value of a $10,000 investment in the Russell 3000 Growth Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 7/31/02.

      INVESCO ENDEAVOR FUND - CLASS K           RUSSELL 3000 GROWTH INDEX(8)

12/00 $10,000                                   $10,000
7/01  $ 6,164                                   $ 8,206
7/02  $ 3,044                                   $ 5,838

PIE CHART:  INVESCO ENDEAVOR FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals........................10.61%
            Broadcasting - Radio/TV.................6.28%
            Systems Software........................6.03%
            Semiconductors..........................4.71%
            Restaurants.............................4.29%
            Banks...................................3.59%
            Food Retail.............................3.56%
            Internet Retail.........................3.19%
            Industrial Conglomerates................2.89%
            Movies & Entertainment..................2.77%
            Other Industries.......................46.29%
            Net Cash & Cash Equivalents.............5.79%

(7)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(8)THE RUSSELL 3000 GROWTH INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL 3000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

TEAM MANAGED

INVESCO ENDEAVOR FUND IS MANAGED BY A GROUP OF SEASONED INVESCO PORTFOLIO MANAGERS WHO SPECIALIZE IN GROWTH STOCK INVESTING. THE IDEAS AND RESEARCH THE TEAM GENERATES ARE SHARED AND COMBINED IN THE MANAGEMENT OF THE FUND.

YOUR FUND'S REPORT

S&P 500 INDEX FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

PIE CHART:  S&P 500 INDEX FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals........................9.87%
            Banks..................................7.35%
            Industrial Conglomerates...............4.60%
            Integrated Oil & Gas...................4.45%
            Systems Software.......................3.87%
            Diversified Financial Services.........3.83%
            Integrated Telecommunication
            Services...............................3.32%
            General Merchandise Stores. ...........3.19%
            Computer Hardware......................2.87%
            Semiconductors.........................2.76%
            Other Industries......................50.45%
            Net Cash & Cash Equivalents............3.44%

--------------------------------------------------------------------------------
                              S&P 500 INDEX FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
General Electric....................................................3.68%
Microsoft Corp......................................................2.99%
Exxon Mobil.........................................................2.86%
Wal-Mart Stores.....................................................2.51%
Pfizer Inc..........................................................2.32%
Citigroup Inc.......................................................1.98%
American International Group........................................1.92%
Johnson & Johnson...................................................1.83%
Intel Corp..........................................................1.44%
Coca-Cola Co........................................................1.42%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

A NOTE ABOUT INDEX FUNDS AT INVESCO

INVESCO's S&P 500 Index Fund is designed to track the performance of the S&P 500 Index, an index comprised of common stocks of U.S. companies that is weighted to companies with large market capitalizations. The fund seeks to attain its objective by investing in the common stocks that comprise the index in approximately the same proportions as they are represented in the S&P 500.

For the 12-month period ended July 31, 2002, the value of Institutional Class shares fell 24.50%, while the value of Investor Class shares fell 24.33%. These returns tracked those of the S&P 500 Index over the same period, which fell
23.62%. (Of course, past performance is not a guarantee of future results.)(9),(10)

LINE GRAPH: INVESCO S&P 500 INDEX FUND - INSTITUTIONAL CLASS & INVESTOR CLASS
            GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Institutional Class and the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/97) through 7/31/02.

      INVESCO S&P 500 INDEX FUND - INVESTOR CLASS   INVESCO S&P 500 INDEX FUND - INSTITUTIONAL CLASS        S&P 500 INDEX(10)
12/97 $10,000                                       $10,000                                                 $10,000
7/98  $12,211                                       $12,093                                                 $11,648
7/99  $14,664                                       $14,560                                                 $14,001
7/00  $15,886                                       $15,792                                                 $15,257
7/01  $13,492                                       $13,410                                                 $13,072
7/02  $10,209                                       $10,125                                                 $ 9,984

(9)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(10)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

YOUR FUND'S REPORT

SMALL COMPANY GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past fiscal year gave investors a multitude of reasons to sell stocks, with few reasons to buy. With investor confidence in the economy, corporate America and financial markets slipping by the month, assets believed to be more defensive were the only areas of relative strength. Indeed, the further out on the risk spectrum you looked, the worse performance was.

This negative investor sentiment did not bode well for small-cap growth investors such as ourselves, and this challenging environment was reflected in the fund's performance. For the 12-month period ended July 31, 2002, Small Company Growth Fund-Investor Class shares declined 34.09%, which lagged the 30.61% decline recorded by the fund's benchmark, the Russell 2000 Growth Index, over the same period. (Of course, past performance is not a guarantee of future results.)(11),(12) For performance of other share classes, please see page 2.

MARKET'S RISK AVERSION HURT GROWTH STOCKS

Although the securities markets, and the small-cap growth universe in particular, offered few places of refuge during the year, some areas hurt our performance more than others. The fund's biggest setback was its overweight exposure to technology stocks, an area that was victimized by the market's spiking intolerance for risk. The group's poor fundamentals compounded the negative market tone: Many tech companies were not benefiting from the gradual economic improvement, but, instead, offered discouraging outlooks. During the second half of the period, we began to trim our exposure to this group, but not before our results had been adversely affected.

Other areas that hindered the fund's relative performance were telecommunications, health care and materials. Our exposure to telecom and materials was small; nonetheless, abysmal performance from a handful of companies was enough to hurt the fund's overall showing. In health care, our stock selection and sub-sector allocations were on the mark, as we underweighted biotechnology and overweighted services, but the sector's overall performance was so poor that our exposure detracted from performance anyway.

ENERGY AND INDUSTRIAL STOCKS
RESISTED THE MARKET'S DOWNTURN

In a market like the one seen during the past year, it's difficult to be enthusiastic about any area. But some sectors demonstrated noteworthy positive relative performance. For example, the fund's energy holdings, an area in which the fund was overweight, generally advanced during the period. In particular, the fund's oil services stocks, such as Patterson-UTI Energy, performed well, gaining ground as the price of oil rose. Smith International, which provides technology and other support products and services to the drilling companies, also outperformed.

We were on target in the industrial sector, where the fund's aerospace and defense stocks benefited from the prospect of increased government spending on security. Elsewhere, the fund's education stocks, including Corinthian College and Career Education, advanced strongly, supported by rising unemployment and corporations' increased attention to employee training and development.

--------------------------------------------------------------------------------
                           SMALL COMPANY GROWTH FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
Investors Financial Services.........................................2.02%
Province Healthcare..................................................1.67%
City National........................................................1.54%
Patterson-UTI Energy.................................................1.47%
Waste Connections....................................................1.47%
Career Education.....................................................1.46%
Smith International..................................................1.37%
American Italian Pasta Class A Shrs..................................1.34%
Commerce Bancorp.....................................................1.34%
Corinthian Colleges..................................................1.29%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

SEVERAL SECTOR WEIGHTINGS ON TARGET

Meanwhile, surprisingly strong consumer spending helped the fund's consumer discretionary stocks make positive contributions to relative performance. Although many of the fund's holdings in the sector gave ground, they declined less than the broader market. Notable performers in this area included specialty retailers such as Circuit City Stores, and Coach Inc, the high-end leather goods designer. Another area that made positive contributions to performance were the fund's hotel and leisure stocks, highlighted by restaurant chain Panera Bread and casino operator Harrah's Entertainment.

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - INVESTOR CLASS GROWTH OF
            $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Investor Class to the value of a $10,000 investment in the Russell 2000 Growth Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 7/31/02.

      INVESCO SMALL COMPANY GROWTH FUND - INVESTOR CLASS        RUSSELL 2000 GROWTH INDEX(12)
7/92  $10,000                                                   $10,000
7/93  $13,605                                                   $11,796
7/94  $15,200                                                   $11,947
7/95  $18,175                                                   $15,981
7/96  $20,506                                                   $16,464
7/97  $25,643                                                   $20,621
7/98  $26,788                                                   $20,349
7/99  $35,447                                                   $23,302
7/00  $54,430                                                   $28,225
7/01  $39,989                                                   $21,646
7/02  $26,356                                                   $15,020

Finally, our decision to overweight financial services and consumer staples stocks also supported our performance, as those sectors declined less than the broader market. Likewise, our decision to avoid the utilities sector also helped when that sector declined sharply.

Going forward, our overall strategy has not changed. We continue to believe that the economy will recover this year, and will position the portfolio in a manner that we believe will allow us to fully participate in a potential upswing. As such, we continue to emphasize energy, industrial, and consumer discretionary stocks, as, in our estimation, there are several select companies in these sectors poised to receive a fundamental boost when the recovery gains traction.

PIE CHART:  SMALL COMPANY GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks..................................8.61%
            Semiconductors.........................4.59%
            Semiconductor Equipment................4.04%
            Health Care Distributors
             & Services............................3.87%
            Oil & Gas Drilling.....................3.77%
            Education Services.....................3.26%
            Oil & Gas Equipment & Services.........3.20%
            Investment Adviser/Broker
            Dealer Services........................3.18%
            Apparel Retail.........................3.17%
            Broadcasting - Radio/TV................3.11%
            Other Industries......................50.34%
            Net Cash & Cash Equivalents ...........8.86%

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS  A & B GROWTH OF
            $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class A and the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class B to the value of a $10,000 investment in the Russell 2000 Growth Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Small Company Growth Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/02.

      INVESCO SMALL COMPANY GROWTH FUND - CLASS A    INVESCO SMALL COMPANY GROWTH FUND - CLASS B    RUSSELL 2000 GROWTH INDEX(12)
4/02  $10,000                                        $10,000                                        $10,000
7/02  $ 7,067                                        $ 6,976                                        $ 7,135

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS C GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class C to the value of a $10,000 investment in Russell 2000 Growth Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Small Company Growth Fund
- Class C inclusion of contingent deferred sales charge, for the period since inception (2/00) thru 7/31/02.

      INVESCO SMALL COMPANY GROWTH FUND - CLASS C       RUSSELL 2000 GROWTH INDEX(12)
2/00  $10,000                                           $10,000
7/00  $ 8,883                                           $ 7,579
7/01  $ 6,463                                           $ 5,812
7/02  $ 4,165                                           $ 4,033

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS K GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class K to the value of a $10,000 investment in Russell 2000 Growth Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/01) through 7/31/02.

      INVESCO SMALL COMPANY GROWTH FUND - CLASS K       RUSSELL 2000 GROWTH INDEX(12)
12/01 $10,000                                           $10,000
7/02  $ 7,168                                           $ 6,995

(11)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(12)THE RUSSELL 2000 GROWTH INDEX COMPRISES SECURITIES IN THE RUSSELL 2000 INDEX WITH A GREATER-THAN-AVERAGE GROWTH ORIENTATION. COMPANIES IN THIS INDEX TEND TO EXHIBIT HIGHER PRICE-TO-BOOK AND PRICE-TO-EARNINGS RATIOS. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER
EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF STACIE L. COWELL OMITTED]

STACIE L. COWELL, CFA

SMALL COMPANY GROWTH FUND

SENIOR VICE PRESIDENT STACIE COWELL IS THE LEAD MANAGER OF INVESCO SMALL COMPANY GROWTH FUND. STACIE RECEIVED HER BA FROM COLGATE UNIVERSITY, AND HER MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. STACIE BEGAN HER INVESTMENT CAREER IN 1989, AND SHE HAS MANAGED THIS FUND SINCE 1996. SHE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

[PHOTOGRAPH OF CAMERON COOKE OMITTED]

CAMERON COOKE

CAMERON COOKE IS CO-PORTFOLIO MANAGER OF INVESCO SMALL COMPANY GROWTH FUND. HE RECEIVED HIS BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL, AND BEGAN HIS INVESTMENT CAREER IN 1996. HE JOINED INVESCO IN 2000.

YOUR FUND'S REPORT

VALUE EQUITY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

It has been a challenging year for the stock market, which was first derailed by the September 11 tragedy and then -- just as the economy seemed poised for a recovery -- by a crisis in corporate accounting practices. Indeed, the only period of strength was the fourth quarter of 2001, when investors responded favorably to U.S. success in Afghanistan. Unfortunately, however, the collapse in December of Enron Corp (not a fund holding) proved to be only the first phase of a problem that grew in scope as 2002 progressed, sending investor confidence and the stock market lower with each passing month and each new accounting scandal. Weakness in the U.S. dollar, strife in the Middle East, and fears of additional terrorist attacks only exacerbated weak investor sentiment during the period.

In positive news, the economy picked up noticeably, especially in the first quarter of 2002 which saw gross domestic product (GDP) growth of more than 5%. Additionally, housing and consumer spending remained surprisingly strong throughout the period, and the Federal Reserve worked to keep interest rates low, implementing five rate cuts between August and December 2001. Interestingly, after the economy heated up in the first quarter of 2002, investors began to speculate that rates might be raised. However, the Fed maintained a neutral stance, apparently deterred by the faltering stock market from implementing any rate increases.

VALUE STOCKS MODESTLY OUTPERFORM

In such a challenging year, there were few pockets of strength -- and both value- and growth-oriented stocks generally declined. However, our strong stock selection driven by our disciplined investment process benefited the fund. As a result, Value Equity Fund-Investor Class shares dropped 20.28% for the 12-month period ended July 31, 2002, while the fund's benchmark, the S&P 500 Index, fell 23.62% during the same period. (Of course, past performance is not a guarantee of future results.)(13),(14) For performance of other share classes, please see page 2.

The strongest sector over the course of the year -- and, in fact, the only sector in the S&P 500 to post a gain -- was consumer staples. Though slightly underweight relative to the index in this area, the fund's staples holdings outpaced their counterparts in the index. For example, Procter & Gamble enjoyed a substantial gain as the company executed its restructuring plan, bringing in new management and increasing its marketing budget to boost sales and earnings. We were also pleased with performance from Philip Morris. A more defensive company with excellent cash flow, it managed to thrive despite the year's unfavorable conditions.

LINE GRAPH: INVESCO VALUE EQUITY FUND - INVESTOR CLASS GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 7/31/02.

      INVESCO VALUE EQUITY FUND - INVESTOR CLASS        S&P 500 Index(14)

7/92  $10,000                                           $10,000
7/93  $10,436                                           $10,871
7/94  $11,457                                           $11,431
7/95  $14,111                                           $14,411
7/96  $16,150                                           $16,796
7/97  $22,828                                           $25,548
7/98  $25,070                                           $30,482
7/99  $27,088                                           $36,639
7/00  $25,323                                           $39,925
7/01  $25,374                                           $34,208
7/02  $20,227                                           $26,128

LINE GRAPH: INVESCO VALUE EQUITY FUND - CLASS  A & B GROWTH OF $10,000(13)

This line graph  compares  the value of a $10,000  investment  in INVESCO  Value
Equity Fund - Class A and the value of a $10,000 investment in INVESCO Value Equity Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Value Equity Fund - Class A and Class B inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 7/31/02.

      INVESCO VALUE EQUITY FUND - CLASS A       INVESCO VALUE EQUITY FUND - CLASS B     S&P 500 Index(14)
4/02  $10,000                                   $10,000                                 $10,000
7/02  $ 7,609                                   $ 7,579                                 $ 7,986

LINE GRAPH: INVESCO VALUE EQUITY FUND - CLASS C GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Value Equity Fund - Class C inclusion of contingent deferred sales charge, for period since inception (2/00) through 7/31/02.

      INVESCO VALUE EQUITY FUND - CLASS C       S&P 500 Index(14)

2/00  $10,000                                   $10,000
7/00  $10,152                                   $10,519
7/01  $10,102                                   $ 9,013
7/02  $ 7,982                                   $ 6,884

A number of the fund's industrials stocks also fared relatively well, particularly those with exposure to the defense industry. Given the U.S.
government's emphasis on -- and increased spending in -- defense since 9/11, holdings like Lockheed Martin proved to be well positioned for the year.

Meanwhile, the fund's financial holdings turned in mixed results. On the positive side, domestic banks such as Wells Fargo & Co and Bank of America outperformed. These firms were aided by the steeper yield curve (which positively affected lending conditions) as well as their lack of exposure to the weak capital markets. Conversely, more market-sensitive firms in the portfolio, including Stilwell Financial and JP Morgan Chase & Co, declined.

The fund's slightly overweight position in  telecommunications  relative to the
index   hampered   performance   during   the   year.   Specifically,    Verizon
Communications, SBC Communications, and other such holdings were dragged down in the telecom meltdown, a collapse fueled by overcapacity and weakening demand.

STOCK SELECTION KEY

Looking ahead, the macroeconomic picture is hazy. We are watching consumer behavior closely for any signs of weakness, since a drop-off in spending could signal more turmoil for the economy. And it will be interesting to see whether the recent legislation passed requiring financial statement certification by company CEOs will help restore investors' confidence in corporate America. Finally, investors have their eyes on the Federal Reserve. Will the Fed cut interest rates? If so, this could boost the stock market. On the other hand, another rate reduction could be perceived as a sign of economic weakness.

With so many uncertainties ahead of us, we continue to rely on fundamental, bottom-up research as our guide, focusing on analyzing basics like cash flow, earnings, balance sheets, and quality of management. Individual stock selection is always key, but in today's volatile market it has taken center stage.

--------------------------------------------------------------------------------
                               VALUE EQUITY FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 7/31/02
--------------------------------------------------------------------------------
Exxon Mobil..........................................................3.74%
Citigroup Inc........................................................3.19%
Bank of America......................................................3.15%
General Electric.....................................................3.03%
Wells Fargo & Co.....................................................2.70%
Marsh & McLennan.....................................................2.65%
Philip Morris........................................................2.47%
Merrill Lynch & Co...................................................2.36%
BP PLC Sponsored ADR Representing 6 Ord Shrs.........................2.19%
Bank One  ...........................................................2.12%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

PIE CHART:  VALUE EQUITY FUND
            INDUSTRY BREAKDOWN
            AS OF 7/31/02
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks.................................10.47%
            Integrated Oil & Gas...................8.16%
            Investment Adviser/Broker
            Dealer Services........................6.64%
            Diversified Financial Services.........4.34%
            Integrated Telecommunication
              Services.............................3.82%
            Aerospace & Defense....................3.54%
            Industrial Machinery...................3.49%
            Pharmaceuticals........................3.24%
            Electric Utilities.....................3.17%
            Industrial Conglomerates...............3.03%
            Other Industries......................40.36%
            Net Cash & Cash Equivalents............9.74%

(13)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC FEES. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(14)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC FEES. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF CHARLES p. MAYER OMITTED]

CHARLES P. MAYER

VALUE EQUITY FUND

SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS CHARLES
P. MAYER IS LEAD PORTFOLIO MANAGER FOR INVESCO VALUE EQUITY FUND. CHARLIE HAS MORE THAN 30 YEARS OF EXPERIENCE MANAGING DIVERSIFIED EQUITY PORTFOLIOS. CHARLIE EARNED HIS BA FROM ST. PETER'S COLLEGE AND AN MBA FROM ST. JOHN'S UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1969 AND JOINED INVESCO FUNDS GROUP IN 1993.

QUESTIONS & ANSWERS

AN INTERVIEW WITH TIM MILLER, CHIEF INVESTMENT OFFICER

[PHOTGRAPH OF TIM MILLER OMITTED]

TIM MILLER IS CHIEF INVESTMENT OFFICER FOR INVESCO AND LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM.

NAVIGATING A TUMULTUOUS YEAR

TIM, STOCKS ENDURED ANOTHER CHALLENGING YEAR. AND THE PERFORMANCE RECORDED BY MANY OF INVESCO'S FUNDS WAS DISAPPOINTING COMPARED TO THEIR LONG-TERM TRACK RECORDS. WHAT LED TO THESE RESULTS?

TIM MILLER: The stock market offered few areas of refuge during the past year, and of the few sub-sectors that held up, most could not be considered growth areas by any stretch of the definition. As the market's anxieties intensified, money rotated out of investments with more aggressive risk/reward profiles. That rotation hurt stocks on the whole, but growth stocks were hit particularly hard. So our growth funds were handicapped from the get-go because of their style mandates. But we also made some tactical errors that hurt our performance compared to growth-biased indexes.

WOULD YOU GIVE US AN EXAMPLE?

TIM MILLER: Early in the period, we recognized that the cumulative effects of the Federal Reserve's unprecedented stimulative campaign were beginning to gain traction. Even manufacturing activity was starting to show signs of life. Remember, this economic downturn was caused by a decline in corporate capital expenditures, and the manufacturing sector was one of the first areas to be affected. While many economists debated whether the overall economy had fallen into a recession, those same economists agreed the manufacturing sector had certainly slipped into recession. So in August 2001, with manufacturing activity picking up, all signs indicated the economy was on the verge of resuming its expansion.

When we saw burgeoning signs of an economic recovery, we focused on several semiconductor and software companies, as well as consumer discretionary and industrial firms. These areas have historically received the biggest fundamental boosts during the early stages of economic recovery.

WHAT WENT WRONG?

TIM MILLER: The nascent economic recovery was squelched by the tragedies of September 11. Business activity was non-existent during the days immediately following the terrorist attacks, and consumer confidence plummeted. The U.S. economy fell into recession, which completely undermined our investment thesis, and our performance reflected that. Although it does not make our showing any less disappointing, in retrospect, the terrorist attacks were one variable that no one predicted. Like the rest of the American public, we were shocked by those horrific events.

WERE THERE ANY OTHER TACTICAL ERRORS?

TIM MILLER: As stocks swooned in the days following the terrorist attacks, we decided to take advantage of the volatility by improving the quality of our portfolios, particularly in technology and telecommunications. We sold or trimmed our stakes in companies with financial prospects that we deemed questionable, investing the proceeds in companies that we believed would emerge from the difficult period with more market share. This repositioning worked during the fourth quarter, when tech stocks rallied sharply. As the first quarter of 2002 progressed, it became clear that tech and telecom companies were not benefiting from the economic recovery to the same degree that many other industries were. On the contrary, corporations remained extremely frugal when it came to investing in their technology and communications infrastructures. The fundamental weakness in those two groups persisted through the end of the funds' fiscal year.

"...WE THINK THE ECONOMY AND THE MARKET WILL SEE BRIGHTER DAYS IN THE COMING SIX MONTHS, AND WE BELIEVE OUR FUNDS WILL CAPITALIZE ON THAT IMPROVEMENT."

WHICH TACTICS WORKED WELL DURING THE PERIOD?

TIM MILLER: With the exception of late September, consumer spending has been remarkably resilient throughout this downturn. And the consumer discretionary sector has benefited, particularly several of our favorite retailers and casino stocks.

We were also on target with our biotechnology strategy. Our health care team recognized that many biotech companies were tying their success to one product. We felt that if those products failed to receive regulatory approval, they would have a hard time recovering. Yet companies in the industry were trading at levels that we deemed unjustified given the associated risks. The Growth Team elected to significantly underweight biotech, a move that paid off as the group declined after several high-profile compounds did not pass clinical trials.

WHAT PERSPECTIVE CAN BE GAINED FROM THIS DIFFICULT YEAR?

TIM MILLER: We believe the past 30 months or so have represented a once-in-a-generation bear market. And it might not be over. These difficulties have only reinforced the time-tested principals of prudent investing: Stay diversified and maintain a balance of risk and reward that is appropriate for your investing time horizon.

Our equity funds are managed for long-term investors, and, over the long-term, we believe our process of identifying the best individual opportunities within the appropriate capitalization range and style objective has worked. We continue to be confident in our process. Even though our investment thesis was hurt by the terrorist attacks and their subsequent, far-reaching effect on the economy, we continue to believe we're well positioned for the next three years.

In fact, we think the economy and the market will see brighter days in the coming six months, and we believe our funds will capitalize on that improvement. That optimism is strengthened by the strong performance exhibited by many of our funds during market rallies. Our showing on those positive market days has us convinced we're in the right companies for the next stage.

MARKET HEADLINES

MARKET OVERVIEW

AUGUST 2001 TO JULY 2002

Equity markets began the fiscal year on a negative note, as investors became increasingly concerned about the economy and the outlook for corporate earnings. With investors feeling quite risk averse, bonds ranked among the best-performing asset classes, and value stocks, which are often considered relatively defensive, outperformed their growth counterparts. But by the end of summer, the Federal Reserve's stimulative easing campaign appeared to be working, and investors' tolerance for risk gradually improved.

Then came the horrific events of September 11, 2001. The stock market's unfavorable reaction to an uncertain environment is well known, and the attacks understandably heightened investors' wariness. Mean-while, many businesses took an unexpected blow -- most notably airlines, insurers, and growth companies hurt by the sudden rotation into more defensive investments. As the country and its financial markets attempted to digest the unprecedented tragic events, the third calendar quarter concluded as the worst three-month period for stocks since the fall of 1987.

Bonds, on the other hand, were aided by investors' anxiety over the struggling stock market -- which spurred a flight to investments believed to be "safe havens." Some stocks in more defensive areas, such as health care and consumer staples, also managed to weather the downturn admirably.

Market tone improved dramatically in October, as the successful U.S. military action in Afghanistan and another Fed rate cut offset the concern accompanying a rash of anthrax scares. Confidence in our financial system and government seemingly grew by the day, and stocks -- particularly growth and technology stocks -- rallied throughout the fourth quarter. Also encouraging were positive statements from a number of companies suggesting they had started to see business activity pick up.

After cutting rates again in November, the Fed implemented its final rate cut of the cycle in December, bringing the federal funds rate to a low of 1.75%. But there was also negative news. Energy trading giant Enron Corp came under intense scrutiny, as questionable accounting practices undermined its business and investor support. The aftermath of the Enron scandal rippled through the market in January, which fell prey to growing concerns over accounting methods in general. Although the market rebounded quickly from the seed of doubt planted by the Enron meltdown, the recovery was short-lived, as spring saw that seed germinate as additional corporate malfeasance surfaced.

Following the Enron crisis, the first half of 2002 was peppered with repeated reports of corporate accounting scandals. The period saw such corporate giants as WorldCom Inc and Qwest Communications International come under fire for questionable accounting that, in some instances, crossed the line into outright fraud. Combined, these announcements led to a crisis in confidence on the part of investors.

Meanwhile, the stream of positive economic data continued, but investors instead chose to focus on the preponderance of negative news. Fundamentally, corporate profits had yet to benefit from the improving business climate. Also capturing investor attention were rising geopolitical tensions, including frequent suicide bombings along the West Bank, and hostile posturing between nuclear rivals India and Pakistan. By summer, the Bush administration appeared to be seeking support for an attack on Iraq, which only added to the market's anxieties.

During July, the market appeared to respond by opting out of stocks altogether. At times, the selling was so widespread and indiscriminate that some observers wondered if the bear market had finally found its bottom. Indeed, during the period's final week, stocks enjoyed a sharp (albeit choppy) rally, prompting speculation that the worst was finally behind us.

There were reasons for optimism. For one thing, the second calendar quarter's corporate earnings reports generally exceeded depressed expectations. And government regulators appeared to be taking steps to restore the public's confidence in corporate accounting, notably a requirement for the top executives of America's largest companies to certify under oath that their financial statements legitimately reflect their businesses' health. Corporate America also took steps to win back the public's trust, when several high-profile companies announced they would treat option compensation as an expense.

Despite the period's late rally, the stock market and the economy remained decoupled. Historically, stocks and the economy have behaved more-or-less in lockstep. But at the end of July, stocks were still depressed, while the economic data were generally positive. This difference of opinion will surely be reconciled eventually, but which ends up being right -- investors or the economic figures -- will determine how stocks perform during the balance of the year.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO STOCK FUNDS, INC.
JULY 31, 2002
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
92.96  COMMON STOCK
2.36   ADVERTISING
       Lamar Advertising Class A Shrs(a)                1,551,900 $  49,009,002
       Omnicom Group                                      684,700    36,501,357
       WPP Group PLC                                    1,181,434     8,951,336
================================================================================
                                                                     94,461,695
0.82   AEROSPACE & DEFENSE
       L-3 Communications Holdings(a)                     712,600    32,936,372
================================================================================
0.01   ALTERNATIVE CARRIERS
       Time Warner Telecom Class A Shrs(a)(b)             235,300       277,654
================================================================================
0.58   APPAREL RETAIL
       Limited Brands                                   1,295,000    23,271,150
================================================================================
5.35   APPLICATION SOFTWARE
       BEA Systems(a)                                   4,358,300    24,188,565
       Check Point Software Technologies Ltd(a)         1,300,900    21,829,102
       Intuit Inc(a)                                    1,093,400    48,087,732
       Mercury Interactive(a)                           1,059,700    27,149,514
       PeopleSoft Inc(a)                                2,615,500    47,026,690
       Quest Software(a)                                  710,000     6,872,800
       Rational Software(a)                             1,250,900     8,406,048
       Siebel Systems(a)                                2,375,100    22,325,940
       TIBCO Software(a)                                1,494,600     8,100,732
================================================================================
                                                                    213,987,123
2.93   BANKS
       Banknorth Group                                    808,200    20,560,608
       M&T Bank                                           104,000     8,694,400
       National Commerce Financial                        485,000    12,488,750
       Northern Trust                                     815,800    32,493,314
       Synovus Financial                                  925,000    22,200,000
       TCF Financial                                      440,000    20,882,400
================================================================================
                                                                    117,319,472
1.84   BIOTECHNOLOGY
       Gilead Sciences(a)                               1,162,800    35,430,516
       IDEC Pharmaceuticals(a)                            860,100    38,351,859
================================================================================
                                                                     73,782,375
2.85   BROADCASTING -- RADIO/TV
       Cox Radio Class A Shrs(a)                          728,500    16,937,625
       Entercom Communications(a)                         778,050    33,689,565
       Univision Communications Class A Shrs(a)         1,335,000    38,167,650
       Westwood One(a)                                    798,500    25,352,375
================================================================================
                                                                    114,147,215
2.58   CABLE & SATELLITE OPERATORS
       Cablevision Systems-Rainbow Media Group(a)       1,293,027    12,244,966
       EchoStar Communications Class A Shrs(a)          1,637,200    26,702,732

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       USA Interactive(a)                               2,919,700 $  64,376,465
================================================================================
                                                                    103,324,163
1.95   CASINOS & GAMING
       Harrah's Entertainment(a)                        1,274,400    60,304,608
       MGM MIRAGE(a)                                      507,000    17,745,000
================================================================================
                                                                     78,049,608
2.32   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                        934,000    30,728,600
       CDW Computer Centers(a)                          1,295,700    61,934,460
================================================================================
                                                                     92,663,060
2.70   COMPUTER STORAGE & PERIPHERALS
       Brocade Communications Systems(a)                1,929,900    36,185,625
       Emulex Corp(a)                                     920,800    21,325,728
       Lexmark International Class A Shrs(a)              494,400    24,166,272
       Network Appliance(a)                             3,122,701    26,418,050
================================================================================
                                                                    108,095,675
1.51   CONSUMER FINANCE
       Capital One Financial                              790,400    25,055,680
       SLM Corp(c)                                        386,700    35,189,700
================================================================================
                                                                     60,245,380
1.09   DATA PROCESSING SERVICES
       Concord EFS(a)                                     479,800     9,356,100
       Paychex Inc                                      1,298,450    34,162,220
================================================================================
                                                                     43,518,320
0.24   DEPARTMENT STORES
       Kohl's Corp(a)                                     147,500     9,735,000
================================================================================
0.06   DIVERSIFIED COMMERCIAL SERVICES
       Hewitt Associates(a)                                94,700     2,225,450
================================================================================
1.83   DIVERSIFIED FINANCIAL SERVICES
       A.G. Edwards                                        412,100   14,176,240
       Ambac Financial Group                               504,200   31,779,726
       Neuberger Berman                                    455,000   13,868,400
       SEI Investments                                     508,200   13,370,742
================================================================================
                                                                     73,195,108
1.34   EDUCATION SERVICES
       Apollo Group Class A Shrs(a)                        759,550   29,812,338
       Career Education(a)                                 540,500   23,857,670
================================================================================
                                                                     53,670,008
1.43   ELECTRICAL COMPONENTS & EQUIPMENT
       Molex Inc                                         1,025,662   29,928,817
       SPX Corp(a)                                         263,200   27,504,400
================================================================================
                                                                     57,433,217
1.93   ELECTRONIC EQUIPMENT & INSTRUMENTS
       AVX Corp                                            570,000    7,478,400
       Celestica Inc(a)                                  1,067,600   22,900,020
       Flextronics International Ltd(a)                  1,150,300    9,110,376
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
       Tech Data(a)                                     1,125,300 $  37,753,815
================================================================================
                                                                     77,242,611
1.51   EMPLOYMENT SERVICES
       Manpower Inc                                       449,600    16,931,936
       Robert Half International(a)                     2,186,300    43,616,685
================================================================================
                                                                     60,548,621
0.77   HEALTH CARE DISTRIBUTORS & SERVICES
       McKesson Corp                                      551,700    18,161,964
       Triad Hospitals(a)                                 315,000    12,593,700
================================================================================
                                                                     30,755,664
4.20   HEALTH CARE EQUIPMENT
       Laboratory Corp of America Holdings(a)           1,028,200    35,267,260
       St Jude Medical(a)                               1,270,600    48,282,800
       Varian Medical Systems(a)                          960,600    40,153,080
       Zimmer Holdings(a)                               1,190,000    44,303,700
================================================================================
                                                                    168,006,840
0.88   HEALTH CARE SUPPLIES
       Alcon Inc(a)                                       997,000    35,094,400
================================================================================
0.54   HOTELS
       Hotels.com Class A Shrs(a)(c)                      510,000    21,777,000
================================================================================
0.63   INDUSTRIAL GASES
       Praxair Inc                                        480,000    25,104,000
================================================================================
3.35   INDUSTRIAL MACHINERY
       Danaher Corp                                       549,000    34,065,450
       Eaton Corp                                         430,000    30,022,600
       Illinois Tool Works                                451,900    29,820,881
       ITT Industries                                     285,900    18,263,292
       Parker-Hannifin Corp                               541,000    21,780,660
================================================================================
                                                                    133,952,883
0.71   INTEGRATED OIL & GAS
       Murphy Oil                                         340,700    28,329,205
================================================================================
1.89   INTERNET RETAIL
       Amazon.com Inc(a)(c)                               752,800    10,884,735
       eBay Inc(a)                                      1,132,600    64,660,134
================================================================================
                                                                     75,544,869
1.33   INTERNET SOFTWARE & SERVICES
       Expedia Inc(a)(c)                                  955,600    46,461,272
       Expedia Inc Warrants (Exp 2009)(a)(d)              180,786     4,031,528
       webMethods Inc(a)(b)                               327,700     2,880,483
================================================================================
                                                                     53,373,283
3.73   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Bear Stearns                                       378,800    22,811,336
       E*TRADE Group(a)                                 2,631,000    10,392,450
       Eaton Vance                                        654,900    17,525,124
       Federated Investors Class B Shrs                   580,200    16,489,284
       Investment Technology Group(a)                     530,250    17,959,568
       Legg Mason                                         910,700    38,832,248

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Lehman Brothers Holdings                           443,580 $  25,155,422
================================================================================
                                                                    149,165,432
1.03   INVESTMENT COMPANIES
       iShares Trust Russell Midcap Growth Index Fund(c)    9,500       491,625
       Nasdaq-100 Trust Series 1 Shrs(a)                1,703,600    40,630,860
================================================================================
                                                                     41,122,485
3.59   IT CONSULTING & SERVICES
       Affiliated Computer Services Class A Shrs(a)       993,600    46,679,328
       BISYS Group(a)                                   1,801,400    41,612,340
       KPMG Consulting(a)                               3,023,500    31,867,690
       SunGard Data Systems(a)                            993,500    23,297,575
================================================================================
                                                                    143,456,933
0.23   LEISURE PRODUCTS
       Mattel Inc                                         500,000     9,405,000
================================================================================
1.52   LIFE & HEALTH INSURANCE
       John Hancock Financial Services                    629,700    20,843,070
       Nationwide Financial Services Class A Shrs(b)    1,295,000    39,989,600
================================================================================
                                                                     60,832,670
1.34   MANAGED HEALTH CARE
       First Health Group(a)                            1,491,200    37,488,768
       WellPoint Health Networks(a)                       225,000    16,087,500
================================================================================
                                                                     53,576,268
0.98   MOVIES & ENTERTAINMENT
       Blockbuster Inc Class A Shrs                       839,000    19,380,900
       Metro-Goldwyn-Mayer Inc(a)                       1,831,000    19,683,250
================================================================================
                                                                     39,064,150
0.78   NETWORKING EQUIPMENT
       Extreme Networks(a)                              2,990,300    31,099,120
================================================================================
1.10   OIL & GAS DRILLING
       GlobalSantaFe Corp                                 305,000     6,874,700
       Nabors Industries Ltd(a)                           443,000    13,520,360
       Noble Corp(a)                                      729,000    23,619,600
================================================================================
                                                                     44,014,660
3.94   OIL & GAS EQUIPMENT & SERVICES
       BJ Services(a)                                   1,455,900    46,428,651
       Cooper Cameron(a)                                1,031,700    44,352,783
       Smith International(a)                           2,117,400    66,931,014
================================================================================
                                                                    157,712,448
2.02   OIL & GAS EXPLORATION & PRODUCTION
       Apache Corp                                        623,290    32,099,435
       Kerr-McGee Corp                                    497,200    23,254,044
       Pioneer Natural Resources(a)                     1,050,400    25,430,184
================================================================================
                                                                     80,783,663
0.24   PERSONAL PRODUCTS
       Estee Lauder Class A Shrs                          311,600     9,447,712
================================================================================
6.64   PHARMACEUTICALS
       Allergan Inc                                       332,300    20,100,827

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       AmerisourceBergen Corp                             867,789 $  58,133,185
       Forest Laboratories(a)                           1,583,600   122,681,492
       Teva Pharmaceutical Industries Ltd Sponsored ADR
         Representing Ord Shrs                            971,400    64,793,351
================================================================================
                                                                    265,708,855
0.19   REINSURANCE
       RenaissanceRe Holdings Ltd                         195,000     7,605,000
================================================================================
1.30   RESTAURANTS
       CBRL Group                                       1,300,000    38,896,000
       Starbucks Corp(a)                                  661,000    12,975,430
================================================================================
                                                                     51,871,430
1.90   SEMICONDUCTOR EQUIPMENT
       ASML Holding NV New York Registered Shrs(a)        536,200     6,353,970
       KLA-Tencor Corp(a)                                 620,500    24,441,495
       Lam Research(a)                                  1,179,300    14,505,390
       Novellus Systems(a)                                625,100    16,871,449
       Teradyne Inc(a)                                    927,400    13,911,000
================================================================================
                                                                     76,083,304
6.19   SEMICONDUCTORS
       Altera Corp(a)                                   1,803,100    21,330,673
       Analog Devices(a)                                  720,200    17,356,820
       Cypress Semiconductor(a)                         1,404,000    16,117,920
       Fairchild Semiconductor International
         Class A Shrs(a)                                  786,800    14,028,644
       Integrated Device Technology(a)                    718,600     9,198,080
       Linear Technology                                1,156,300    31,312,604
       Maxim Integrated Products(a)                     1,008,200    35,468,476
       Microchip Technology(a)                          1,615,915    35,582,448
       Micron Technology(a)                               635,100    12,378,099
       National Semiconductor(a)                          587,200    10,634,192
       QLogic Corp(a)                                     595,800    24,278,850
       RF Micro Devices(a)                              1,815,900    12,093,894
       Xilinx Inc(a)                                      409,200     7,852,548
================================================================================
                                                                    247,633,248
0.31   SPECIALTY STORES
       Office Depot(a)                                    959,700    12,456,906
================================================================================
0.09   STEEL
       Nucor Corp                                          67,000     3,740,610
================================================================================
3.81   SYSTEMS SOFTWARE
       Adobe Systems                                    1,233,300    29,549,868
       BMC Software(a)                                  1,419,300    19,089,585
       Networks Associates(a)                           1,136,700    13,810,905
       Symantec Corp(a)                                 1,629,800    54,663,492
       VERITAS Software(a)                              2,101,600    35,369,928
================================================================================
                                                                    152,483,778
0.22   TELECOMMUNICATIONS EQUIPMENT
       Polycom Inc(a)                                     772,800     8,848,560
================================================================================
0.28   WIRELESS TELECOMMUNICATION SERVICES
       Nextel Partners Class A Shrs(a)                  2,848,350    11,137,048
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       TOTAL COMMON STOCKS & WARRANTS
         (COST $4,132,329,618)                                   $3,719,316,701
================================================================================
7.04   SHORT-TERM INVESTMENTS
0.63   US GOVERNMENT AGENCY OBLIGATIONS
       Freddie Mac, Reference Bills, Discount
         Notes, 1.740%, 8/1/2002
         (Amortized Cost $25,000,000)               $  25,000,000    25,000,000
================================================================================
5.00   COMMERCIAL PAPER
1.25   BANKS
       UBS Finance, Discount Notes, 1.790%,
         8/1/2002                                   $  50,000,000    50,000,000
================================================================================
1.25   CONSUMER RECEIVABLES
       New Center Asset Trust, Series 1,
         Discount Notes 1.810%, 8/1/2002            $  50,000,000    50,000,000
================================================================================
1.25   DIVERSIFIED FINANCIAL SERVICES
       State Street, Discount Notes, 1.820%,
         8/1/2002                                   $  50,000,000    50,000,000
================================================================================
1.25   MULTI-LINE INSURANCE
       AIG Funding, 1.800%, 8/1/2002                $  50,000,000    50,000,000
================================================================================
         TOTAL COMMERCIAL PAPER
           (Amortized Cost $200,000,000)                            200,000,000
================================================================================
1.41   REPURCHASE AGREEMENTS
       Repurchase Agreement with State
         Street dated 7/31/2002 due 8/1/2002
         at 1.800%, repurchased at $56,463,823
         (Collateralized by Fannie Mae, Benchmark
         Notes, due 6/15/2009 at 6.375%, value
         $57,735,192) (Cost $56,461,000)            $  56,461,000    56,461,000
================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $281,461,000)                              281,461,000
================================================================================
100.00 TOTAL INVESTMENT SECURTIES AT VALUE
       (Cost $4,413,790,618)                                     $4,000,777,701
================================================================================

GROWTH FUND
88.97  COMMON STOCKS
0.51   ADVERTISING
       Omnicom Group                                       52,600 $   2,804,106
================================================================================
4.37   AEROSPACE & DEFENSE
       Honeywell International                            265,600     8,594,816
       United Technologies                                220,800    15,345,600
================================================================================
                                                                     23,940,416
2.57   APPLICATION SOFTWARE
       BEA Systems(a)                                   1,024,050     5,683,477
       Mercury Interactive(a)                             165,300     4,234,986
       Siebel Systems(a)                                  444,500     4,178,300
================================================================================
                                                                     14,096,763
8.40   BANKS
       Bank of America                                    203,300    13,519,450
       Bank One                                           212,000     8,248,920
       Fifth Third Bancorp                                 85,700     5,662,199

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Wells Fargo & Co                                   366,200 $  18,624,932
================================================================================
                                                                     46,055,501
0.45   BROADCASTING -- RADIO/TV
       Clear Channel Communications(a)                     94,600     2,464,330
================================================================================
2.21   CABLE & SATELLITE OPERATORS
       EchoStar Communications Class A Shrs(a)            472,170     7,701,093
       USA Interactive(a)                                 200,410     4,418,840
================================================================================
                                                                     12,119,933
1.04   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                        172,800     5,685,120
================================================================================
0.71   COMPUTER STORAGE & PERIPHERALS
       Brocade Communications Systems(a)                   67,195     1,259,906
       Network Appliance(a)                               312,970     2,647,726
================================================================================
                                                                      3,907,632
0.48   CONSUMER FINANCE
       MBNA Corp                                          134,850     2,614,742
================================================================================
2.66   DATA PROCESSING SERVICES
       First Data                                         219,300     7,664,535
       Fiserv Inc(a)                                      200,600     6,902,646
================================================================================
                                                                     14,567,181
2.60   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                      314,621    10,552,388
       JP Morgan Chase & Co                               148,800     3,714,048
================================================================================
                                                                     14,266,436
0.73   DIVERSIFIED METALS & MINING
       Phelps Dodge                                       116,800     3,992,224
================================================================================
0.84   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(a)                                         43,900     4,587,550
================================================================================
3.44   GENERAL MERCHANDISE STORES
       Target Corp                                        321,600    10,725,360
       Wal-Mart Stores                                    165,100     8,119,618
================================================================================
                                                                     18,844,978
2.55   HEALTH CARE EQUIPMENT
       Baxter International                               224,600     8,963,786
       Laboratory Corp of America Holdings(a)             145,500     4,990,650
================================================================================
                                                                     13,954,436
1.70   HEALTH CARE FACILITIES
       Tenet Healthcare(a)                                195,900     9,334,635
================================================================================
1.64   HOME IMPROVEMENT RETAIL
       Home Depot                                         290,502     8,970,702
================================================================================
1.41   HOUSEHOLD PRODUCTS
       Procter & Gamble                                    86,800     7,724,332
================================================================================
6.41   INDUSTRIAL CONGLOMERATES
       General Electric                                   766,390    24,677,758
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
       3M Co                                               83,400 $  10,494,222
================================================================================
                                                                     35,171,980
1.28   INSURANCE BROKERS
       Marsh & McLennan                                   147,000     7,041,300
================================================================================
3.20   INTEGRATED OIL & GAS
       Exxon Mobil                                        477,400    17,549,224
================================================================================
0.46   INTERNET RETAIL
       eBay Inc(a)                                         43,835     2,502,540
================================================================================
0.95   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Goldman Sachs Group                                 71,200     5,208,280
================================================================================
1.36   INVESTMENT COMPANIES
       Nasdaq-100 Trust Series 1 Shrs(a)                  313,500     7,476,975
================================================================================
0.87   IT CONSULTING & SERVICES
       Affiliated Computer Services Class A Shrs(a)       102,000     4,791,960
================================================================================
2.45   MOVIES & ENTERTAINMENT
       Viacom Inc Class B Shrs(a)                         344,300    13,403,599
================================================================================
2.45   MULTI-LINE INSURANCE
       American International Group                       210,300    13,442,376
================================================================================
3.03   NETWORKING EQUIPMENT
       Cisco Systems(a)                                 1,258,840    16,604,100
================================================================================
1.54   OIL & GAS DRILLING
       GlobalSantaFe Corp                                 158,000     3,561,320
       Noble Corp(a)                                      150,200     4,866,480
================================================================================
                                                                      8,427,800
0.80   OIL & GAS EQUIPMENT & SERVICES
       Weatherford International Ltd(a)                   108,200     4,388,592
================================================================================
1.01   PAPER PRODUCTS
       International Paper                                138,900     5,530,998
================================================================================
1.34   PERSONAL PRODUCTS
       Gillette Co                                        224,200     7,371,696
================================================================================
7.20   PHARMACEUTICALS
       Abbott Laboratories                                122,100     5,056,161
       AmerisourceBergen Corp                              65,600     4,394,544
       Forest Laboratories(a)                              34,800     2,695,956
       Johnson & Johnson                                  104,100     5,517,300
       Pfizer Inc                                         674,600    21,823,310
================================================================================
                                                                     39,487,271
0.87   RESTAURANTS
       Starbucks Corp(a)                                  242,200     4,754,386
================================================================================
1.44   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                               530,040     7,881,695
================================================================================
5.85   SEMICONDUCTORS
       Analog Devices(a)                                  214,210     5,162,461
       Intel Corp                                         451,100     8,476,169

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Maxim Integrated Products(a)                       109,975 $   3,868,920
       Taiwan Semiconductor Manufacturing Ltd
         Sponsored ADR Representing 5 Ord Shrs            271,621     2,477,184
       Texas Instruments                                  522,280    12,090,782
================================================================================
                                                                     32,075,516
7.67   SYSTEMS SOFTWARE
       Adobe Systems                                      225,200     5,395,792
       Microsoft Corp(a)                                  398,140    19,102,757
       Oracle Corp(a)                                     775,445     7,761,429
       Symantec Corp(a)                                   117,900     3,954,366
       VERITAS Software(a)                                345,785     5,819,562
================================================================================
                                                                     42,033,906
0.48   TELECOMMUNICATIONS EQUIPMENT
       Nokia Corp Sponsored ADR Representing Ord Shrs     212,260     2,632,024
================================================================================
       TOTAL COMMON STOCKS (COST $569,500,083)                      487,707,235
================================================================================
11.03  SHORT-TERM INVESTMENTS
10.03  COMMERCIAL PAPER
6.38   BANKS
       Citicorp Inc, 1.700%, 8/2/2002               $  10,000,000    10,000,000
       UBS Finance, Discount Notes, 1.790%,
         8/1/2002                                   $  25,000,000    25,000,000
================================================================================
                                                                     35,000,000
3.65   CONSUMER RECEIVABLES
       New Center Asset Trust, Series 1,
        Discount Notes 1.810%, 8/1/2002             $  20,000,000    20,000,000
================================================================================
        TOTAL COMMERCIAL PAPER (Amortized Cost $55,000,000)          55,000,000
================================================================================
1.00   REPURCHASE AGREEMENTS
       Repurchase Agreement with State
         Street dated 7/31/2002 due 8/1/2002
         at 1.800%, repurchased at $5,491,275
         (Collateralized by Fannie Mae,
         Benchmark Notes, due 6/15/2009 at
         6.375%, value $5,618,861)(Cost $5,491,000) $   5,491,000     5,491,000
================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $60,491,000)                                60,491,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $629,991,083)                                       $ 548,198,235
================================================================================

GROWTH & INCOME FUND
100.00 COMMON STOCKS
1.10   ADVERTISING
       Omnicom Group                                        9,330 $     497,382
================================================================================
2.43   AEROSPACE & DEFENSE
       General Dynamics                                     3,600       291,312
       Honeywell International                              8,900       288,004
       Lockheed Martin                                      3,900       250,029
       United Technologies                                  3,800       264,100
================================================================================
                                                                      1,093,445

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

0.85   APPLICATION SOFTWARE
       Intuit Inc(a)                                        3,000 $     131,940
       Mercury Interactive(a)                               9,820       251,588
================================================================================
                                                                        383,528
4.94   BANKS
       Bank of America                                     11,600       771,400
       Bank One                                            16,000       622,560
       Wells Fargo & Co                                    16,400       834,104
================================================================================
                                                                      2,228,064
0.71   BREWERS
       Anheuser-Busch Cos                                   6,200       320,602
================================================================================
0.34   BROADCASTING -- RADIO/TV
       Univision Communications Class A Shrs(a)             5,400       154,386
================================================================================
1.04   CABLE & SATELLITE OPERATORS
       USA Interactive(a)                                  21,170       466,777
================================================================================
0.46   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                          6,250       205,625
================================================================================
1.19   COMPUTER HARDWARE
       Dell Computer(a)                                    21,500       535,995
================================================================================
1.88   COMPUTER STORAGE & PERIPHERALS
       Brocade Communications Systems(a)                   24,220       454,125
       Emulex Corp(a)                                      17,045       394,762
================================================================================
                                                                        848,887
2.51   CONSUMER FINANCE
       MBNA Corp                                           21,150       410,099
       SLM Corp                                             7,900       718,900
================================================================================
                                                                      1,128,999
1.85   DATA PROCESSING SERVICES
       First Data                                          23,840       833,208
================================================================================
1.11   DEPARTMENT STORES
       Kohl's Corp(a)                                       7,610       502,260
================================================================================
1.40   DIVERSIFIED FINANCIAL SERVICES
       Ambac Financial Group                                5,100       321,453
       Moody's Corp                                         6,200       307,520
================================================================================
                                                                        628,973
1.29   DRUG RETAIL
       Walgreen Co                                         16,500       582,945
================================================================================
0.21   ELECTRONIC EQUIPMENT & INSTRUMENTS
       Sanmina-SCI Corp(a)                                 23,200        94,424
================================================================================
3.56   GENERAL MERCHANDISE STORES
       Target Corp                                          8,000       266,800
       Wal-Mart Stores                                     27,200     1,337,696
================================================================================
                                                                      1,604,496
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
0.61   HEALTH CARE DISTRIBUTORS & SERVICES
       McKesson Corp                                        8,300 $     273,236
================================================================================
4.28   HEALTH CARE EQUIPMENT
       Baxter International                                28,085     1,120,872
       Laboratory Corp of America Holdings(a)              14,850       509,355
       Medtronic Inc                                        7,400       298,960
================================================================================
                                                                      1,929,187
4.30   HEALTH CARE FACILITIES
       HCA Inc                                             12,240       575,280
       Tenet Healthcare(a)                                 28,642     1,364,791
================================================================================
                                                                      1,940,071
1.16   HOME IMPROVEMENT RETAIL
       Home Depot                                          16,880       521,254
================================================================================
1.47   HOTELS
       Cendant Corp(a)                                      8,900       122,998
       Hilton Hotels                                       13,500       164,970
       Marriott International Class A Shrs                  7,350       246,225
       Starwood Hotels & Resorts Worldwide Paired
         Certificates                                       5,000       128,500
================================================================================
                                                                        662,693
2.71   HOUSEHOLD PRODUCTS
       Procter & Gamble                                    13,720     1,220,943
================================================================================
0.65   HOUSEWARES & SPECIALTIES
       Newell Rubbermaid                                    9,700       291,776
================================================================================
7.42   INDUSTRIAL CONGLOMERATES
       General Electric                                    82,295     2,649,899
       3M Co                                                5,500       692,065
================================================================================
                                                                      3,341,964
0.45   INDUSTRIAL MACHINERY
       Danaher Corp                                         3,300       204,765
================================================================================
0.63   INSURANCE BROKERS
       Marsh & McLennan                                     5,880       281,652
================================================================================
0.31   INTEGRATED OIL & GAS
       Murphy Oil                                           1,700       141,355
================================================================================
0.82   INTERNET RETAIL
       eBay Inc(a)                                          6,510       371,656
================================================================================
1.31   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Goldman Sachs Group                                  1,900       138,985
       Lehman Brothers Holdings                             5,705       323,531
       Merrill Lynch & Co                                   3,580       127,627
================================================================================
                                                                        590,143
0.45   IT CONSULTING & SERVICES
       BISYS Group(a)                                       8,800       203,280
================================================================================
1.00   LEISURE PRODUCTS
       Electronic Arts(a)                                   2,200       132,396

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Mattel Inc                                          16,900 $     317,889
================================================================================
                                                                        450,285
2.74   MANAGED HEALTH CARE
       UnitedHealth Group                                   8,800       771,408
       WellPoint Health Networks(a)                         6,500       464,750
================================================================================
                                                                      1,236,158
0.49   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                                  4,700       222,592
================================================================================
2.36   MOVIES & ENTERTAINMENT
       Viacom Inc Class B Shrs(a)                          25,460       991,158
       Walt Disney                                          4,000        70,920
================================================================================
                                                                      1,062,078
2.29   MULTI-LINE INSURANCE
       American International Group                         7,957       508,612
       Radian Group                                        11,455       524,639
================================================================================
                                                                      1,033,251
5.02   NETWORKING EQUIPMENT
       Cisco Systems(a)                                   148,485     1,958,517
       Extreme Networks(a)                                 29,115       302,796
================================================================================
                                                                      2,261,313
1.24   OIL & GAS DRILLING
       Nabors Industries Ltd(a)                             6,500       198,380
       Noble Corp(a)                                        7,300       236,520
       Transocean Inc                                       4,900       124,950
================================================================================
                                                                        559,850
0.58   OIL & GAS EXPLORATION & PRODUCTION
       Anadarko Petroleum                                   3,000       130,500
       Devon Energy                                         3,100       129,208
================================================================================
                                                                        259,708
0.55   PACKAGED FOODS
       Kraft Foods Class A Shrs                             6,700       247,900
================================================================================
0.73   PERSONAL PRODUCTS
       Gillette Co                                         10,000       328,800
================================================================================
11.46  PHARMACEUTICALS
       AmerisourceBergen Corp                              16,205     1,085,573
       Forest Laboratories(a)                              16,525     1,280,192
       Johnson & Johnson                                   31,695     1,679,835
       Pfizer Inc                                          34,671     1,121,607
================================================================================
                                                                      5,167,207
0.70   PUBLISHING & PRINTING
       Gannett Co                                           4,400       316,404
================================================================================
0.71   RAILROADS
       Norfolk Southern                                    15,700       317,925
================================================================================
0.84   RESTAURANTS
       Starbucks Corp(a)                                   19,380       380,429
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

1.50   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                45,600 $     678,072
================================================================================
4.66   SEMICONDUCTORS
       Intel Corp                                          85,305     1,602,881
       Maxim Integrated Products(a)                         6,800       239,224
       Texas Instruments                                   11,085       256,618
================================================================================
                                                                      2,098,723
3.90   SOFT DRINKS
       Coca-Cola Co                                        21,100     1,053,734
       PepsiCo Inc                                         16,400       704,216
================================================================================
                                                                      1,757,950
5.79   SYSTEMS SOFTWARE
       Microsoft Corp(a)                                   46,800     2,245,464
       Oracle Corp(a)                                      36,360       363,927
================================================================================
                                                                      2,609,391
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $52,874,209)                                         $  45,072,007
================================================================================

INVESCO ENDEAVOR FUND
91.32  COMMON STOCKS
0.63   AEROSPACE & DEFENSE
       Rockwell Collins                                    15,200 $     390,640
================================================================================
0.44   APPAREL & ACCESSORIES
       Oakley Inc(a)                                       19,600       269,500
================================================================================
1.45   APPLICATION SOFTWARE
       BEA Systems(a)                                      31,065       172,411
       Siebel Systems(a)                                   76,470       718,818
================================================================================
                                                                        891,229
3.48   BANKS
       Bank of America                                      7,000       465,500
       Fifth Third Bancorp                                  9,400       621,058
       Wells Fargo & Co                                    20,700     1,052,802
================================================================================
                                                                      2,139,360
0.76   BREWERS
       Anheuser-Busch Cos                                   9,000       465,390
================================================================================
6.10   BROADCASTING -- RADIO/TV
       Fox Entertainment Group Class A Shrs(a)             67,100     1,338,645
       Grupo Televisa SA de CV Sponsored ADR
         Representing Ord Participation Certificates(a)    27,500       831,875
       Univision Communications Class A Shrs(a)            55,200     1,578,168
================================================================================
                                                                      3,748,688
1.02   CABLE & SATELLITE OPERATORS
       EchoStar Communications Class A Shrs(a)             18,500       301,735
       USA Interactive(a)                                  14,800       326,325
================================================================================
                                                                        628,060

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

1.51   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                         28,200 $     927,780
================================================================================
1.76   COMPUTER STORAGE & PERIPHERALS
       Emulex Corp(a)                                      24,600       569,736
       Network Appliance(a)                                60,900       515,214
================================================================================
                                                                      1,084,950
1.77   DATA PROCESSING SERVICES
       First Data                                          12,300       429,885
       Fiserv Inc(a)                                       19,200       660,672
================================================================================
                                                                      1,090,557
1.12   DIVERSIFIED FINANCIAL SERVICES
       Moody's Corp                                        13,900       689,440
================================================================================
1.05   DRUG RETAIL
       Walgreen Co                                         18,300       646,539
================================================================================
1.00   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(a)                                          5,900       616,550
================================================================================
1.06   ELECTRONIC EQUIPMENT & INSTRUMENTS
       Samsung Electronics Ltd GDR
         Representing 1/2 Ord Shr(d)                        4,700       650,950
================================================================================
0.72   FOOD DISTRIBUTORS
       Performance Food Group(a)                           13,400       442,468
================================================================================
3.46   FOOD RETAIL
       Dean Foods(a)                                       30,000     1,000,200
       United Natural Foods(a)                             25,400       467,868
       Whole Foods Market(a)                               15,000       658,050
================================================================================
                                                                      2,126,118
1.92   GENERAL MERCHANDISE STORES
       Target Corp                                         16,800       560,280
       Wal-Mart Stores                                     12,600       619,668
================================================================================
                                                                      1,179,948
0.79   HEALTH CARE DISTRIBUTORS & SERVICES
       Quest Diagnostics(a)                                 8,100       489,159
================================================================================
0.91   HEALTH CARE EQUIPMENT
       Medtronic Inc                                       13,800       557,520
================================================================================
0.50   HEALTH CARE FACILITIES
       Province Healthcare(a)                              16,000       307,200
================================================================================
1.92   HEALTH CARE SUPPLIES
       Alcon Inc(a)                                        33,500     1,179,200
================================================================================
0.93   HOME IMPROVEMENT RETAIL
       Home Depot                                          18,600       574,368
================================================================================
2.80   INDUSTRIAL CONGLOMERATES
       General Electric                                    53,500     1,722,700
================================================================================
1.39   INTEGRATED OIL & GAS
       Murphy Oil                                          10,300       856,445
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

3.09   INTERNET RETAIL
       eBay Inc(a)                                         33,305 $   1,901,382
================================================================================
2.20   INTERNET SOFTWARE & SERVICES
       Expedia Inc(a)(c)                                   27,800     1,351,636
================================================================================
2.25   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Goldman Sachs Group                                 10,500       768,075
       Legg Mason                                          14,400       614,016
================================================================================
                                                                      1,382,091
1.52   INVESTMENT COMPANIES
       Nasdaq-100 Trust Series 1 Shrs(a)                   39,200       934,920
================================================================================
1.95   IT CONSULTING & SERVICES
       Affiliated Computer Services Class A Shrs(a)        15,000       704,700
       BISYS Group(a)                                      21,400       494,340
================================================================================
                                                                      1,199,040
2.04   LIFE & HEALTH INSURANCE
       AFLAC Inc                                           20,700       650,187
       John Hancock Financial Services                     18,300       605,730
================================================================================
                                                                      1,255,917
1.41   METAL & GLASS CONTAINERS
       Ball Corp                                           20,100       864,702
================================================================================
1.44   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                                 18,700       885,632
================================================================================
2.69   MOVIES & ENTERTAINMENT
       Blockbuster Inc Class A Shrs                        30,400       702,240
       Viacom Inc Class B Shrs(a)                          24,400       949,892
================================================================================
                                                                      1,652,132
2.08   NETWORKING EQUIPMENT
       Cisco Systems(a)                                    96,800     1,276,792
================================================================================
0.88   OIL & GAS DRILLING
       Nabors Industries Ltd(a)                             8,950       273,154
       Noble Corp(a)                                        8,300       268,920
================================================================================
                                                                        542,074
2.09   OIL & GAS EQUIPMENT & SERVICES
       Cooper Cameron(a)                                    6,595       283,519
       FMC Technologies(a)                                 22,400       414,400
       Smith International(a)                              18,670       590,159
================================================================================
                                                                      1,288,078
0.96   OIL & GAS EXPLORATION & PRODUCTION
       Apache Corp                                         11,427       588,491
================================================================================
0.76   PAPER PRODUCTS
       Bowater Inc                                         10,200       465,018
================================================================================
0.66   PERSONAL PRODUCTS
       Avon Products                                        8,800       407,088
================================================================================
10.29  PHARMACEUTICALS
       Abbott Laboratories                                 19,600       811,636

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Forest Laboratories(a)                              31,200 $   2,417,064
       Pfizer Inc                                          57,385     1,856,405
       Teva Pharmaceutical Industries Ltd Sponsored
         ADR Representing Ord Shrs                         18,685     1,246,308
================================================================================
                                                                      6,331,413
0.59   PROPERTY & CASUALTY INSURANCE
       St Paul                                             11,600       362,036
================================================================================
4.16   RESTAURANTS
       Darden Restaurants                                  28,600       664,092
       Diageo PLC Sponsored ADR Representing 4 Ord Shrs    12,000       580,680
       P.F. Chang's China Bistro(a)                        24,200       755,524
       Starbucks Corp(a)                                   28,400       557,492
================================================================================
                                                                      2,557,788
1.35   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                40,300       599,261
       Novellus Systems(a)                                  8,500       229,415
================================================================================
                                                                        828,676
4.57   SEMICONDUCTORS
       Analog Devices(a)                                   32,355       779,755
       QLogic Corp(a)                                      14,400       586,800
       Taiwan Semiconductor Manufacturing Ltd Sponsored
         ADR Representing 5 Ord Shrs                       30,280       276,154
       Texas Instruments                                   38,800       898,220
       Xilinx Inc(a)                                       14,180       272,114
================================================================================
                                                                      2,813,043
5.85   SYSTEMS SOFTWARE
       Microsoft Corp(a)                                   48,790     2,340,944
       Oracle Corp(a)                                      56,100       561,505
       Symantec Corp(a)                                     6,300       211,302
       VERITAS Software (a)                                28,700       483,021
================================================================================
                                                                      3,596,772
       TOTAL COMMON STOCKS (COST $58,122,312)                        56,159,480
================================================================================
0.08   PREFERRED STOCKS
0.08   NETWORKING EQUIPMENT
       Calient Networks, Pfd, Series D Shrs(a)(h)
         (Cost $648,056)                                   89,696        51,520
================================================================================
8.60   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 7/31/2002 due 8/1/2002 at 1.800%,
         repurchased at $5,287,264 (Collateralized
         by Federal Home Loan Bank, Consolidated
         Notes, due 5/14/2004 at 3.375%, value
         $5,402,259) (Cost $5,287,000)              $   5,287,000     5,287,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $64,057,368)                                         $  61,498,000
================================================================================

S&P 500 INDEX FUND
96.79  COMMON STOCKS(e)
0.23   ADVERTISING
       Interpublic Group of Cos                             5,936 $     124,122

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Omnicom Group                                        2,943 $     156,891
       TMP Worldwide(a)                                     1,700        26,248
================================================================================
                                                                        307,261
1.97   AEROSPACE & DEFENSE
       Boeing Co                                           13,056       542,085
       General Dynamics                                     3,134       253,603
       Goodrich Corp                                        1,610        35,919
       Honeywell International                             12,736       412,137
       Lockheed Martin                                      7,056       452,360
       Northrop Grumman                                     1,718       190,183
       Raytheon Co                                          6,247       203,527
       Rockwell Collins                                     2,837        72,911
       United Technologies                                  7,406       514,717
================================================================================
                                                                      2,677,442
1.01   AIR FREIGHT & COURIERS
       FedEx Corp                                           4,632       236,000
       United Parcel Service Class B Shrs                  17,400     1,136,916
================================================================================
                                                                      1,372,916
0.16   AIRLINES
       AMR Corp(a)                                          2,420        27,056
       Delta Air Lines                                      1,898        29,571
       Southwest Airlines                                  12,066       166,631
================================================================================
                                                                        223,258
0.26   ALUMINUM
       Alcoa Inc                                           13,200       357,060
================================================================================
0.13   APPAREL & ACCESSORIES
       Jones Apparel Group(a)                               2,000        68,060
       Liz Claiborne                                        1,700        49,045
       VF Corp                                              1,717        66,242
================================================================================
                                                                        183,347
0.34   APPAREL RETAIL
       Gap Inc                                             13,494       163,952
       Limited Brands                                       8,058       144,802
       TJX Cos                                              8,392       148,790
================================================================================
                                                                        457,544
0.32   APPLICATION SOFTWARE
       Autodesk Inc                                         1,800        23,202
       Citrix Systems(a)                                    2,800        15,428
       Compuware Corp(a)                                    5,800        21,518
       Intuit Inc(a)                                        3,300       145,134
       Mercury Interactive(a)                               1,300        33,306
       Parametric Technology(a)                             4,036        12,592
       PeopleSoft Inc(a)                                    4,847        87,149
       Rational Software(a)                                 3,000        20,160
       Siebel Systems(a)                                    7,400        69,560
================================================================================
                                                                        428,049
0.29   AUTO PARTS & EQUIPMENT
       Dana Corp                                            2,307        37,097
       Delphi Corp                                          8,730        86,951

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Johnson Controls                                     1,412 $     114,400
       Snap-On Inc                                            900        24,453
       TRW Inc                                              2,017       108,817
       Visteon Corp                                         2,042        22,748
================================================================================
                                                                        394,466
0.58   AUTOMOBILE MANUFACTURERS
       Ford Motor                                          28,317       381,430
       General Motors                                       8,764       407,964
================================================================================
                                                                        789,394
7.37   BANKS
       AmSouth Bancorp                                      5,650       126,108
       Bank of America                                     23,989     1,595,269
       Bank of New York                                    11,394       364,836
       Bank One                                            18,343       713,726
       BB&T Corp                                            7,480       276,910
       Charter One Financial                                3,489       118,347
       Comerica Inc                                         2,703       157,206
       Fifth Third Bancorp                                  9,150       604,541
       First Tennessee National                             2,000        74,860
       FleetBoston Financial                               16,310       378,392
       Golden West Financial                                2,445       160,759
       Huntington Bancshares                                3,841        75,821
       KeyCorp                                              6,688       175,627
       Marshall & Ilsley                                    3,300        99,297
       Mellon Financial                                     6,884       182,977
       National City                                        9,480       292,932
       North Fork Bancorp                                   2,600       105,586
       Northern Trust                                       3,500       139,405
       PNC Financial Services Group                         4,400       185,460
       Regions Financial                                    3,600       126,828
       SouthTrust Corp                                      5,400       136,296
       SunTrust Banks                                       4,438       292,020
       Synovus Financial                                    4,586       110,064
       Union Planters                                       3,200        98,048
       US Bancorp                                          29,830       638,064
       Wachovia Corp                                       21,390       765,762
       Washington Mutual                                   15,241       570,166
       Wells Fargo & Co                                    26,666     1,356,233
       Zions Bancorp                                        1,400        70,714
================================================================================
                                                                      9,992,254
1.00  BIOTECHNOLOGY
      Amgen Inc(a)                                         20,032       914,260
      Applera Corp-Applied Biosystems Group                 3,300        61,578
      Biogen Inc(a)                                         2,300        82,731
      Chiron Corp(a)                                        3,000       101,220
      Genzyme Corp-General Division(a)                      3,300        75,174
      MedImmune Inc(a)                                      3,900       115,986
================================================================================
                                                                      1,350,949
0.55  BREWERS
      Adolph Coors Class B Shrs                               600        36,246

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Anheuser-Busch Cos                                  13,644 $     705,531
================================================================================
                                                                        741,777
0.26   BROADCASTING -- RADIO/TV
       Clear Channel Communications(a)                      9,603       250,158
       Univision Communications Class A Shrs(a)             3,570       102,066
================================================================================
                                                                        352,224
0.21   BUILDING PRODUCTS
       American Standard(a)                                 1,100        78,661
       Crane Co                                               950        21,831
       Masco Corp                                           7,516       181,887
================================================================================
                                                                        282,379
0.23   CABLE & SATELLITE OPERATORS
       Comcast Corp Class A Shrs(a)                        14,798       309,278
================================================================================
0.12   CASINOS & GAMING
       Harrah's Entertainment(a)                            1,814        85,838
       International Game Technology(a)                     1,400        81,550
================================================================================
                                                                        167,388
0.03   COMMERCIAL PRINTING
       R.R. Donnelley & Sons                                1,720        47,799
================================================================================
0.21   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                          5,000       164,500
       Circuit City Stores-Circuit City Group               3,228        55,037
       RadioShack Corp                                      2,728        69,837
================================================================================
                                                                        289,374
2.88   COMPUTER HARDWARE
       Apple Computer(a)                                    5,536        84,479
       Dell Computer(a)                                    40,512     1,009,964
       Gateway Inc(a)                                       5,100        17,340
       Hewlett-Packard Co                                  47,114       666,663
       International Business Machines                     26,676     1,877,990
       NCR Corp(a)                                          1,500        39,465
       Palm Inc(a)                                          9,027         9,839
       Sun Microsystems(a)                                 50,616       198,415
================================================================================
                                                                      3,904,155
0.30   COMPUTER STORAGE & PERIPHERALS
       EMC Corp(a)                                         34,704       260,280
       Lexmark International Class A Shrs(a)                2,000        97,760
       Network Appliance(a)                                 5,200        43,992
================================================================================
                                                                        402,032
0.03   CONSTRUCTION & ENGINEERING
       Fluor Corp                                           1,212        38,905
       McDermott International(a)                           1,000         4,690
================================================================================
                                                                         43,595
0.37   CONSTRUCTION & FARM MACHINERY
       Caterpillar Inc                                      5,344       238,877
       Cummins Inc                                            600        19,380
       Deere & Co                                           3,666       154,045
       Navistar International(a)                              900        23,211

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       PACCAR Inc                                           1,800 $      69,030
================================================================================
                                                                        504,543
0.05   CONSTRUCTION MATERIALS
       Vulcan Materials                                     1,600        64,704
================================================================================
2.20   CONSUMER FINANCE
       Capital One Financial                                3,400       107,780
       Countrywide Credit Industries                        1,915        97,301
       Fannie Mae                                          15,597     1,168,059
       Freddie Mac                                         10,856       672,529
       Household International                              7,152       305,176
       MBNA Corp                                           20,014       388,071
       Providian Financial                                  4,538        22,781
       SLM Corp                                             2,400       218,400
================================================================================
                                                                      2,980,097
0.18   CRUISE LINES
       Carnival Corp                                        9,200       243,800
================================================================================
0.92   DATA PROCESSING SERVICES
       Automatic Data Processing                            9,684       361,116
       Concord EFS(a)                                       8,000       156,000
       First Data                                          11,920       416,604
       Fiserv Inc(a)                                        2,950       101,510
       Paychex Inc                                          5,900       155,229
       Sabre Holdings(a)                                    2,237        59,325
================================================================================
                                                                      1,249,784
0.72   DEPARTMENT STORES
       Dillard's Inc Class A Shrs                           1,315        30,903
       Federated Department Stores(a)                       3,138       118,020
       J.C. Penney Holding                                  4,164        73,286
       Kohl's Corp(a)                                       5,200       343,200
       May Department Stores                                4,428       136,028
       Nordstrom Inc                                        2,100        39,690
       Sears Roebuck & Co                                   4,957       233,822
================================================================================
                                                                        974,949
0.05   DISTILLERS & VINTNERS
       Brown-Forman Corp Class B Shrs                       1,100        74,558
================================================================================
0.88   DIVERSIFIED CHEMICALS
       Dow Chemical                                        14,207       410,156
       E.I. du Pont de Nemours & Co                        15,522       650,527
       Rohm & Haas                                          3,476       130,350
================================================================================
                                                                      1,191,033
0.40   DIVERSIFIED COMMERCIAL SERVICES
       Cintas Corp                                          2,700       118,500
       Convergys Corp(a)                                    2,700        40,824
       Deluxe Corp                                          1,011        39,318
       Ecolab Inc                                           2,000        91,900
       Equifax Inc                                          2,221        47,085
       H&R Block                                            2,830       136,632

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       IMS Health                                           4,512 $      71,380
================================================================================
                                                                        545,639
3.84   DIVERSIFIED FINANCIAL SERVICES
       Ambac Financial Group                                1,700       107,151
       American Express                                    20,715       730,411
       Citigroup Inc                                       80,308     2,693,530
       Franklin Resources                                   4,100       140,753
       JP Morgan Chase & Co                                31,103       776,331
       MBIA Inc                                             2,318       114,950
       Moody's Corp                                         2,424       120,230
       Prudential Financial(a)                              9,100       300,209
       State Street                                         5,112       217,260
================================================================================
                                                                      5,200,825
0.06   DIVERSIFIED METALS & MINING
       Freeport McMoRan Copper & Gold Class B Shrs(a)       2,227        34,006
       Phelps Dodge                                         1,389        47,476
================================================================================
                                                                         81,482
0.54   DRUG RETAIL
       CVS Corp                                             6,126       175,204
       Walgreen Co                                         15,946       563,372
================================================================================
                                                                        738,576
0.08   EDUCATION SERVICES
       Apollo Group Class A Shrs(a)                         2,700       105,975
================================================================================
2.46   ELECTRIC UTILITIES
       AES Corp(a)                                          8,300        17,015
       Allegheny Energy                                     2,000        42,100
       Ameren Corp                                          2,214        96,752
       American Electric Power                              5,303       174,522
       Calpine Corp(a)                                      5,800        28,826
       Cinergy Corp                                         2,622        88,886
       CMS Energy                                           2,100        17,052
       Consolidated Edison                                  3,354       143,719
       Constellation Energy Group                           2,521        70,260
       Dominion Resources                                   4,307       256,008
       DTE Energy                                           2,620       107,315
       Duke Energy                                         12,972       330,656
       Edison International(a)                              5,053        66,194
       Entergy Corp                                         3,534       143,233
       Exelon Corp                                          5,057       248,046
       FirstEnergy Corp                                     4,605       141,604
       FPL Group                                            2,719       154,031
       Mirant Corp(a)                                       6,275        22,590
       NiSource Inc                                         3,251        64,370
       PG&E Corp(a)                                         6,061        84,248
       Pinnacle West Capital                                1,300        44,200
       PPL Corp                                             2,323        76,775
       Progress Energy                                      3,414       159,605
       Public Service Enterprise Group                      3,232       111,666
       Reliant Energy                                       4,740        47,684
       Southern Co                                         10,996       316,465
       TECO Energy                                          2,450        56,595
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
       TXU Corp                                             4,162 $     179,507
       Xcel Energy                                          6,140        42,734
================================================================================
                                                                      3,332,658
0.42  ELECTRICAL COMPONENTS & EQUIPMENT
      American Power Conversion(a)                          3,100        33,945
      Cooper Industries Ltd Class A Shrs                    1,417        44,125
      Emerson Electric                                      6,591       335,811
      Molex Inc                                             2,975        86,811
      Power-One Inc(a)                                      1,200         5,472
      Rockwell Automation                                   2,937        54,335
      Thomas & Betts(a)                                       900        13,248
================================================================================
                                                                        573,747
0.31  ELECTRONIC EQUIPMENT & INSTRUMENTS
      Agilent Technologies(a)                               7,259       137,050
      Jabil Circuit(a)                                      3,100        55,149
      Millipore Corp                                          800        26,480
      PerkinElmer Inc                                       2,000        15,240
      Sanmina-SCI Corp(a)                                   8,200        33,374
      Solectron Corp(a)                                    12,800        51,200
      Symbol Technologies                                   3,550        32,447
      Tektronix Inc(a)                                      1,400        26,096
      Thermo Electron(a)                                    2,721        46,203
================================================================================
                                                                        423,239
0.04  EMPLOYMENT SERVICES
      Robert Half International(a)                          2,700        53,865
================================================================================
0.18  ENVIRONMENTAL SERVICES
      Allied Waste Industries(a)                            3,100        20,460
      Waste Management                                      9,653       228,487
================================================================================
                                                                        248,947
0.03  FOOD DISTRIBUTORS
      SUPERVALU Inc                                         2,100        43,764
================================================================================
0.49  FOOD RETAIL
      Albertson's Inc                                       6,366       179,394
      Kroger Co(a)                                         12,434       242,214
      Safeway Inc(a)                                        7,500       208,650
      Winn-Dixie Stores                                     2,221        34,981
================================================================================
                                                                        665,239
0.17  FOOTWEAR
      NIKE Inc Class B Shrs                                 4,191       206,574
      Reebok International Ltd(a)                             900        24,219
================================================================================
                                                                        230,793
0.16  FOREST PRODUCTS
      Louisiana-Pacific Corp                                1,615        12,791
      Weyerhaeuser Co                                       3,431       201,571
================================================================================
                                                                        214,362
0.14  GAS UTILITIES
      KeySpan Corp                                          2,200        76,780
      Nicor Inc                                               700        18,900
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
       Peoples Energy                                         600 $      21,066
       Sempra Energy                                        3,218        68,222
================================================================================
                                                                        184,968
3.20   GENERAL MERCHANDISE STORES
       Big Lots(a)                                          1,829        30,361
       Costco Wholesale(a)                                  7,080       246,880
       Dollar General                                       5,197        89,181
       Family Dollar Stores                                 2,700        81,783
       Target Corp                                         14,172       472,636
       Wal-Mart Stores                                     69,460     3,416,043
================================================================================
                                                                      4,336,884
0.11   GOLD
       Newmont Mining Holding                               6,122       149,377
================================================================================
0.12   HEALTH CARE DISTRIBUTORS & SERVICES
       McKesson Corp                                        4,486       147,679
       Quintiles Transnational(a)                           1,900        18,867
================================================================================
                                                                        166,546
1.61   HEALTH CARE EQUIPMENT
       Baxter International                                 9,368       373,877
       Becton Dickinson & Co                                4,034       117,228
       Biomet Inc                                           4,161       107,895
       Boston Scientific(a)                                 6,356       190,616
       C.R. Bard                                              800        43,256
       Guidant Corp(a)                                      4,794       166,831
       Medtronic Inc                                       18,916       764,206
       St Jude Medical(a)                                   2,826       107,388
       Stryker Corp                                         3,100       156,922
       Waters Corp(a)                                       2,100        47,691
       Zimmer Holdings(a)                                   3,010       112,062
================================================================================
                                                                      2,187,972
0.67   HEALTH CARE FACILITIES
       HCA Inc                                              7,990       375,530
       Health Management Associates Class A Shrs(a)         3,800        76,874
       HEALTHSOUTH Corp(a)                                  6,155        63,089
       Manor Care(a)                                        1,600        35,184
       Tenet Healthcare(a)                                  7,650       364,523
================================================================================
                                                                        915,200
0.02   HEALTH CARE SUPPLIES
       Bausch & Lomb                                          800        26,464
================================================================================
0.05   HOME FURNISHINGS
       Leggett & Platt                                      3,100        69,719
================================================================================
1.23   HOME IMPROVEMENT RETAIL
       Home Depot                                          36,790     1,136,075
       Lowe's Cos                                          12,160       460,256
       Sherwin-Williams Co                                  2,424        69,642
================================================================================
                                                                      1,665,973
0.10   HOMEBUILDING
       Centex Corp                                          1,000        47,950

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       KB HOME                                                800 $      36,968
       Pulte Homes                                            978        46,866
================================================================================
                                                                        131,784
0.37   HOTELS
       Cendant Corp(a)                                     16,279       224,976
       Hilton Hotels                                        5,735        70,082
       Marriott International Class A Shrs                  3,768       126,228
       Starwood Hotels & Resorts Worldwide
         Paired Certificates                                3,100        79,670
================================================================================
                                                                        500,956
0.15   HOUSEHOLD APPLIANCES
       Black & Decker                                       1,213        55,192
       Maytag Corp                                          1,213        40,187
       Stanley Works                                        1,312        47,350
       Whirlpool Corp                                       1,100        63,107
================================================================================
                                                                        205,836
2.12   HOUSEHOLD PRODUCTS
       Clorox Co                                            3,636       139,986
       Colgate-Palmolive Co                                 8,588       440,994
       Kimberly-Clark Corp                                  8,076       493,040
       Procter & Gamble                                    20,282     1,804,895
================================================================================
                                                                      2,878,915
0.21   HOUSEWARES & SPECIALTIES
       American Greetings Class A Shrs                      1,010        16,231
       Fortune Brands                                       2,324       121,545
       Newell Rubbermaid                                    4,153       124,922
       Tupperware Corp                                        900        15,615
================================================================================
                                                                        278,313
4.61   INDUSTRIAL CONGLOMERATES
       General Electric                                   155,147     4,995,733
       Textron Inc                                          2,208        86,995
       3M Co                                                6,068       763,536
       Tyco International Ltd                              31,123       398,374
================================================================================
                                                                      6,244,638
0.21   INDUSTRIAL GASES
       Air Products & Chemicals                             3,544       156,822
       Praxair Inc                                          2,522       131,901
================================================================================
                                                                        288,723
0.69   INDUSTRIAL MACHINERY
       Danaher Corp                                         2,400       148,920
       Dover Corp                                           3,146        92,335
       Eaton Corp                                           1,111        77,570
       Illinois Tool Works                                  4,787       315,894
       Ingersoll-Rand Co Class A Shrs                       2,623       100,697
       ITT Industries                                       1,417        90,518
       Pall Corp                                            1,918        33,718
       Parker-Hannifin Corp                                 1,816        73,112
================================================================================
                                                                        932,764
0.38  INSURANCE BROKERS
      Aon Corp                                              4,215       100,106

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Marsh & McLennan                                     8,536 $     408,874
================================================================================
                                                                        508,980
4.46   INTEGRATED OIL & GAS
       Amerada Hess                                         1,413        96,649
       ChevronTexaco Corp                                  16,618     1,246,350
       Conoco Inc                                           9,795       236,255
       Exxon Mobil                                        105,870     3,891,781
       Marathon Oil                                         4,789       116,085
       Occidental Petroleum                                 5,847       158,395
       Phillips Petroleum                                   5,953       308,068
================================================================================
                                                                      6,053,583
3.33   INTEGRATED TELECOMMUNICATION SERVICES
       ALLTEL Corp                                          4,870       197,332
       AT&T Corp                                           59,299       603,664
       BellSouth Corp                                      29,302       786,759
       CenturyTel Inc                                       2,200        58,520
       Citizens Communications(a)                           4,400        24,112
       SBC Communications                                  52,172     1,443,078
       Verizon Communications                              42,515     1,402,995
================================================================================
                                                                      4,516,460
0.12   INTEGRATED TELECOMMUNICATION
          SERVICES -- LONG DISTANCE
       Qwest Communications International(a)               26,137        33,455
       Sprint Corp                                         13,864       129,628
================================================================================
                                                                        163,083
0.19   INTERNET RETAIL
       eBay Inc(a)                                          4,400       251,196
================================================================================
0.09   INTERNET SOFTWARE & SERVICES
       Yahoo! Inc(a)                                        9,300       122,481
================================================================================
1.71   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Bear Stearns                                         1,550        93,341
       Charles Schwab                                      21,383       191,378
       Goldman Sachs Group                                  7,400       541,310
       Lehman Brothers Holdings                             3,800       215,498
       Merrill Lynch & Co                                  13,438       479,065
       Morgan Stanley                                      17,178       693,132
       Stilwell Financial                                   3,500        47,425
       T. Rowe Price Group                                  1,900        51,357
================================================================================
                                                                      2,312,506
0.38   IT CONSULTING & SERVICES
       Computer Sciences(a)                                 2,702        99,974
       Electronic Data Systems                              7,500       275,775
       SunGard Data Systems(a)                              4,400       103,180
       Unisys Corp(a)                                       5,025        37,788
================================================================================
                                                                        516,717
0.24   LEISURE PRODUCTS
       Brunswick Corp                                       1,414        32,352
       Electronic Arts(a)                                   2,200       132,396
       Hasbro Inc                                           2,677        32,793

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Mattel Inc                                           6,791 $     127,739
================================================================================
                                                                        325,280
0.91   LIFE & HEALTH INSURANCE
       AFLAC Inc                                            8,100       254,421
       Jefferson-Pilot Corp                                 2,322       100,891
       John Hancock Financial Services                      4,600       152,260
       Lincoln National                                     2,934       107,648
       MetLife Inc                                         11,000       310,090
       Principal Financial Group(a)                         5,600       160,776
       Torchmark Corp                                       1,920        69,581
       UnumProvident Corp                                   3,830        78,362
================================================================================
                                                                      1,234,029
0.64   MANAGED HEALTH CARE
       Aetna Inc                                            2,298       100,377
       Anthem Inc(a)                                        2,200       149,336
       Humana Inc(a)                                        2,623        32,289
       UnitedHealth Group                                   4,848       424,976
       WellPoint Health Networks(a)                         2,300       164,450
================================================================================
                                                                        871,428
0.03   METAL & GLASS CONTAINERS
       Ball Corp                                              900        38,718
================================================================================
0.16   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                                  4,700       222,592
================================================================================
1.80   MOVIES & ENTERTAINMENT
       AOL Time Warner(a)                                  69,454       798,721
       Viacom Inc Class B Shrs(a)                          27,606     1,074,702
       Walt Disney                                         31,829       564,328
================================================================================
                                                                      2,437,751
2.40   MULTI-LINE INSURANCE
       American International Group                        40,819     2,609,150
       CIGNA Corp                                           2,247       202,230
       Cincinnati Financial                                 2,545       102,029
       Hartford Financial Services Group                    3,856       195,114
       Loews Corp                                           2,952       140,043
================================================================================
                                                                      3,248,566
0.18   NATURAL GAS PIPELINES
       Dynegy Inc Class A Shrs                              5,650        13,560
       El Paso                                              8,985       129,833
       Kinder Morgan                                        1,900        79,059
       Williams Cos                                         8,063        23,786
================================================================================
                                                                        246,238
1.12   NETWORKING EQUIPMENT
       Avaya Inc(a)                                         5,658         8,430
       Cisco Systems(a)                                   114,264     1,507,142
================================================================================
                                                                      1,515,572
0.06   OFFICE ELECTRONICS
       Xerox Corp(a)                                       11,228        78,035
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

0.19   OFFICE SERVICES & SUPPLIES
       Avery Dennison                                       1,714 $     106,628
       Pitney Bowes                                         3,790       147,810
================================================================================
                                                                        254,438
0.21   OIL & GAS DRILLING
       Nabors Industries Ltd(a)                             2,200        67,144
       Noble Corp(a)                                        2,100        68,040
       Rowan Cos                                            1,512        29,590
       Transocean Inc                                       4,940       125,970
================================================================================
                                                                        290,744
0.51   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                         5,294       141,879
       BJ Services(a)                                       2,400        76,536
       Halliburton Co                                       6,796        89,707
       Schlumberger Ltd                                     9,025       387,353
================================================================================
                                                                        695,475
0.56   OIL & GAS EXPLORATION & PRODUCTION
       Anadarko Petroleum                                   3,880       168,780
       Apache Corp                                          2,274       117,111
       Burlington Resources                                 3,125       114,219
       Devon Energy                                         2,418       100,782
       EOG Resources                                        1,800        61,722
       Kerr-McGee Corp                                      1,516        70,903
       Unocal Corp                                          3,862       126,133
================================================================================
                                                                        759,650
0.06   OIL & GAS REFINING & MARKETING
       Ashland Inc                                          1,100        39,237
       Sunoco Inc                                           1,200        42,648
================================================================================
                                                                         81,885
1.47   PACKAGED FOODS
       Archer-Daniels-Midland Co                           10,206       119,410
       Campbell Soup                                        6,400       149,120
       ConAgra Foods                                        8,366       210,070
       General Mills                                        5,708       236,597
       Hershey Foods                                        2,094       164,295
       H.J. Heinz                                           5,441       209,206
       Kellogg Co                                           6,370       219,383
       Sara Lee                                            12,230       229,190
       SYSCO Corp                                          10,348       269,565
       Wm. Wrigley Jr.                                      3,552       181,685
================================================================================
                                                                      1,988,521
0.11   PAPER PACKAGING
       Bemis Inc                                              800        38,448
       Pactiv Corp(a)                                       2,424        44,044
       Sealed Air(a)                                        1,319        19,139
       Temple-Inland Inc                                      830        44,571
================================================================================
                                                                        146,202
0.42   PAPER PRODUCTS
       Boise Cascade                                          900        26,091

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Georgia-Pacific Corp                                 3,632 $      79,541
       International Paper                                  7,492       298,331
       MeadWestvaco Corp                                    3,089        82,137
       Plum Creek Timber                                    2,900        82,650
================================================================================
                                                                        568,750
0.56   PERSONAL PRODUCTS
       Alberto-Culver Co Class B Shrs                         900        42,759
       Avon Products                                        3,674       169,959
       Gillette Co                                         16,536       543,704
================================================================================
                                                                        756,422
9.90   PHARMACEUTICALS
       Abbott Laboratories                                 24,404     1,010,570
       Allergan Inc                                         2,000       120,980
       AmerisourceBergen Corp                               1,600       107,184
       Bristol-Myers Squibb                                30,206       707,727
       Cardinal Health                                      7,028       404,813
       Eli Lilly & Co                                      17,528     1,023,986
       Forest Laboratories(a)                               2,800       216,916
       Johnson & Johnson                                   47,002     2,491,106
       King Pharmaceuticals(a)                              3,866        81,998
       Merck & Co                                          35,374     1,754,550
       Pfizer Inc                                          97,498     3,154,060
       Pharmacia Corp                                      20,169       902,361
       Schering-Plough Corp                                22,862       582,981
       Watson Pharmaceuticals(a)                            1,700        35,819
       Wyeth                                               20,654       824,095
================================================================================
                                                                     13,419,146
0.10   PHOTOGRAPHIC PRODUCTS
       Eastman Kodak                                        4,513       138,910
================================================================================
0.99   PROPERTY & CASUALTY INSURANCE
       ACE Ltd                                              4,100       129,847
       Allstate Corp                                       11,064       420,543
       Chubb Corp                                           2,659       172,543
       MGIC Investment                                      1,675       105,525
       Progressive Corp                                     3,457       176,826
       SAFECO Corp                                          2,020        64,115
       St Paul                                              3,482       108,673
       XL Capital Ltd Class A Shrs                          2,150       159,315
================================================================================
                                                                      1,337,387
0.70   PUBLISHING & PRINTING
       Dow Jones & Co                                       1,313        54,096
       Gannett Co                                           4,186       301,015
       Knight-Ridder Inc                                    1,312        79,442
       McGraw-Hill Cos                                      3,028       189,401
       Meredith Corp                                          800        29,176
       New York Times Class A Shrs                          2,326       105,252
       Tribune Co                                           4,734       188,887
================================================================================
                                                                        947,269
0.48   RAILROADS
       Burlington Northern Santa Fe                         6,009       176,785

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       CSX Corp                                             3,343 $     115,568
       Norfolk Southern                                     6,053       122,573
       Union Pacific                                        3,962       232,451
================================================================================
                                                                        647,377
0.28   REAL ESTATE INVESTMENT TRUSTS
       Equity Office Properties Trust                       6,500       171,470
       Equity Residential SBI                               4,300       115,025
       Simon Property Group                                 2,700        97,173
================================================================================
                                                                        383,668
0.65   RESTAURANTS
       Darden Restaurants                                   2,681        62,253
       McDonald's Corp                                     19,804       490,149
       Starbucks Corp(a)                                    6,000       117,780
       Wendy's International                                1,818        66,884
       Yum! Brands(a)                                       4,642       143,438
================================================================================
                                                                        880,504
0.44   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                25,604       380,731
       KLA-Tencor Corp(a)                                   2,924       115,176
       Novellus Systems(a)                                  2,300        62,077
       Teradyne Inc(a)                                      2,900        43,500
================================================================================
                                                                        601,484
2.76   SEMICONDUCTORS
       Advanced Micro Devices(a)                            5,340        42,880
       Altera Corp(a)                                       6,000        70,980
       Analog Devices(a)                                    5,700       137,370
       Applied Micro Circuits(a)                            4,700        21,667
       Broadcom Corp Class A Shrs(a)                        4,200        78,792
       Intel Corp                                         104,396     1,961,601
       Linear Technology                                    5,000       135,400
       LSI Logic(a)                                         5,740        44,772
       Maxim Integrated Products(a)                         5,021       176,639
       Micron Technology(a)                                 9,360       182,426
       National Semiconductor(a)                            2,823        51,125
       NVIDIA Corp(a)                                       2,300        25,461
       PMC-Sierra Inc(a)                                    2,600        24,830
       QLogic Corp(a)                                       1,500        61,125
       Texas Instruments                                   27,024       625,606
       Vitesse Semiconductor(a)                             3,100         7,502
       Xilinx Inc(a)                                        5,200        99,788
================================================================================
                                                                      3,747,964
2.48   SOFT DRINKS
       Coca-Cola Co                                        38,724     1,933,877
       Coca-Cola Enterprises                                7,000       130,340
       Pepsi Bottling Group                                 4,400       108,768
       PepsiCo Inc                                         27,599     1,185,101
================================================================================
                                                                      3,358,086
0.29   SPECIALTY CHEMICALS
       Eastman Chemical                                     1,211        53,672
       Englehard Corp                                       2,020        50,500

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Great Lakes Chemical                                   800 $      20,104
       Hercules Inc(a)                                      1,713        18,158
       International Flavors & Fragrances                   1,515        46,344
       PPG Industries                                       2,617       150,216
       Sigma-Aldrich Corp                                   1,114        53,383
================================================================================
                                                                        392,377
0.40   SPECIALTY STORES
       AutoZone Inc(a)                                      1,621       119,549
       Bed Bath & Beyond(a)                                 4,600       142,600
       Office Depot(a)                                      4,800        62,304
       Staples Inc(a)                                       7,300       121,837
       Tiffany & Co                                         2,300        56,672
       Toys "R" Us(a)                                       3,310        44,619
================================================================================
                                                                        547,581
0.10   STEEL
       Allegheny Technologies                               1,262        12,077
       Nucor Corp                                           1,212        67,666
       United States Steel                                  1,612        26,840
       Worthington Industries                               1,314        23,061
================================================================================
                                                                        129,644
3.88   SYSTEMS SOFTWARE
       Adobe Systems                                        3,740        89,610
       BMC Software(a)                                      3,800        51,110
       Computer Associates International                    9,076        84,770
       Microsoft Corp(a)                                   84,570     4,057,669
       Novell Inc(a)                                        5,649        12,597
       Oracle Corp(a)                                      85,664       857,411
       VERITAS Software(a)                                  6,400       107,712
================================================================================
                                                                      5,260,879
0.79   TELECOMMUNICATIONS EQUIPMENT
       ADC Telecommunications(a)                           12,400        22,320
       Andrew Corp(a)                                       1,513        17,021
       CIENA Corp(a)                                        6,700        27,001
       Comverse Technology(a)                               2,900        23,084
       Corning Inc(a)                                      14,805        23,688
       JDS Uniphase(a)                                     21,300        53,889
       Lucent Technologies(a)                              53,499        93,623
       Motorola Inc                                        35,408       410,733
       QUALCOMM Inc(a)                                     12,000       329,760
       Scientific-Atlanta Inc                               2,422        30,638
       Tellabs Inc(a)                                       6,438        36,890
================================================================================
                                                                      1,068,647
0.05   TIRES & RUBBER
       Cooper Tire & Rubber                                 1,111        22,231
       Goodyear Tire & Rubber                               2,503        43,652
================================================================================
                                                                         65,883
1.19   TOBACCO
       Philip Morris                                       33,392     1,537,702

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       UST Inc                                              2,626 $      77,283
================================================================================
                                                                      1,614,985
0.11   TRADING COMPANIES & DISTRIBUTORS
       Genuine Parts                                        2,725        83,685
       W.W. Grainger                                        1,426        69,931
================================================================================
                                                                        153,616
0.02   TRUCKING
       Ryder System                                         1,000        26,170
================================================================================
0.25   WIRELESS TELECOMMUNICATION SERVICES
       AT&T Wireless Services(a)                           42,191       197,876
       Nextel Communications Class A Shrs(a)               12,700        72,771
       Sprint Corp-PCS Group Series 1 Shrs(a)              15,482        63,476
================================================================================
                                                                        334,123
       TOTAL COMMON STOCKS (COST $160,099,969)                      131,242,554
================================================================================
3.21   SHORT-TERM INVESTMENTS
0.45   US GOVERNMENT OBLIGATIONS
       US Treasury Bills, 8/29/2002(f)
         (Amortized Cost $609,137)                  $     610,000       609,198
================================================================================
2.76   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 7/31/2002 due 8/1/2002 at 1.800%,
         repurchased at $3,741,187 (Collateralized
         by Federal Home Loan Bank, Consolidated
         Notes, due 5/14/2004 at 3.375%, value
         $3,825,457) (Cost $3,741,000)              $   3,741,000     3,741,000
================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $4,350,137)                                  4,350,198
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $164,450,106)                                        $ 135,592,752
================================================================================

SMALL COMPANY GROWTH FUND
89.74  COMMON STOCKS
0.87   AEROSPACE & DEFENSE
       Alliant Techsystems(a)                             124,900 $   7,668,860
================================================================================
0.57   APPAREL & ACCESSORIES
       Coach Inc(a)                                       222,400     5,070,720
================================================================================
3.12   APPAREL RETAIL
       American Eagle Outfitters(a)                       307,200     5,087,232
       AnnTaylor Stores(a)                                289,200     7,183,728
       Stage Stores(a)                                    332,000     9,047,000
       Too Inc(a)                                         250,900     6,275,009
================================================================================
                                                                     27,592,969
1.69   APPLICATION SOFTWARE
       Cerner Corp(a)                                      77,600     3,367,840
       Jack Henry & Associates                            348,280     4,969,956
       Manugistics Group(a)                               331,400     1,332,228
       T-HQ Inc(a)(c)                                     213,200     5,304,416
================================================================================
                                                                     14,974,440

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

0.83   AUTO PARTS & EQUIPMENT
       O'Reilly Automotive(a)                             262,000 $   7,383,160
================================================================================
8.48   BANKS
       City National                                      258,380    13,397,003
       Commerce Bancorp(c)                                251,500    11,624,330
       Cullen/Frost Bankers                               283,400    10,372,440
       Dime Community Bancshares                          198,000     5,096,520
       Greater Bay Bancorp(c)                             308,600     7,483,550
       Investors Financial Services                       572,200    17,606,594
       Silicon Valley Bancshares(a)                       434,600     9,404,744
================================================================================
                                                                     74,985,181
2.36   BIOTECHNOLOGY
       Biotech HOLDRs Trust Depository Receipts(g)         72,700     6,135,880
       Cephalon Inc(a)                                    121,300     5,822,400
       Charles River Laboratories(a)                      102,400     3,901,440
       Scios Inc(a)(c)                                    160,200     5,023,872
================================================================================
                                                                     20,883,592
3.07   BROADCASTING -- RADIO/TV
       Cumulus Media Class A Shrs(a)                      490,000     6,536,600
       Entravision Communications Class A Shrs(a)         677,000     6,770,000
       Lin TV Corp Class A Shrs(a)                        166,600     3,508,596
       Radio One Class D Shrs(a)                          522,400     7,313,600
       Regent Communications(a)                           504,100     2,999,395
================================================================================
                                                                     27,128,191
0.83   CASINOS & GAMING
       Alliance Gaming(a)                                 565,400     7,350,200
================================================================================
0.26   COMPUTER HARDWARE
       Concurrent Computer(a)                             828,500     2,344,655
================================================================================
0.30   CONSUMER FINANCE
       iDine Rewards Network(a)                           213,700     2,658,428
================================================================================
0.83   DIVERSIFIED COMMERCIAL SERVICES
       Corporate Executive Board(a)                       242,300     7,319,883
================================================================================
0.53   DIVERSIFIED FINANCIAL SERVICES
       New York Community Bancorp                         161,800     4,659,840
================================================================================
0.54   DRUG RETAIL
       Duane Reade(a)                                     322,500     4,773,000
================================================================================
3.21   EDUCATION SERVICES
       Career Education(a)(c)                             288,100    12,716,734
       Corinthian Colleges(a)                             356,300    11,241,265
       University of Phoenix Online(a)                    166,933     4,408,701
================================================================================
                                                                     28,366,700
1.12   ELECTRICAL COMPONENTS & EQUIPMENT
       Aeroflex Inc(a)                                  1,023,460     7,778,296
       Microsemi Corp(a)                                  391,500     2,114,100
================================================================================
                                                                      9,892,396
2.02   ELECTRONIC EQUIPMENT & INSTRUMENTS
       Itron Inc(a)                                       214,900     3,393,271

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       OSI Systems(a)                                     365,900 $   5,495,818
       Plexus Corp(a)                                     384,900     5,350,110
       Sipex Corp(a)                                      970,897     3,611,737
================================================================================
                                                                     17,850,936
2.11   EMPLOYMENT SERVICES
       FTI Consulting(a)                                  251,200    10,110,800
       Heidrick & Struggles International(a)              550,650     8,562,608
================================================================================
                                                                     18,673,408
2.25   ENVIRONMENTAL SERVICES
       Stericycle Inc(a)                                  215,300     7,107,053
       Waste Connections(a)                               396,100    12,790,069
================================================================================
                                                                     19,897,122
1.08   FOOD DISTRIBUTORS
       Performance Food Group(a)                          290,500     9,592,310
================================================================================
1.49   FOOD RETAIL
       United Natural Foods(a)                            329,400     6,067,548
       Whole Foods Market(a)                              161,500     7,085,005
================================================================================
                                                                     13,152,553
1.51   GENERAL MERCHANDISE STORES
       Fred's Inc Class A Shrs                            112,600     3,316,070
       Ross Stores                                        130,300     4,907,098
       Tuesday Morning(a)                                 339,400     5,152,092
================================================================================
                                                                     13,375,260
3.81   HEALTH CARE DISTRIBUTORS & SERVICES
       Accredo Health(a)                                  165,875     7,912,403
       D & K Healthcare Resources                         230,200     6,542,284
       DaVita Inc(a)                                      204,100     4,816,760
       Renal Care Group(a)(c)                             218,000     7,063,200
       United Surgical Partners International(a)          256,100     7,357,753
================================================================================
                                                                     33,692,400
1.75   HEALTH CARE EQUIPMENT
       CTI Molecular Imaging(a)                           365,600     7,297,376
       Varian Medical Systems(a)                          195,100     8,155,180
================================================================================
                                                                     15,452,556
1.65   HEALTH CARE FACILITIES
       Province Healthcare(a)                             758,025    14,554,080
================================================================================
0.58   INDUSTRIAL MACHINERY
       Kennametal Inc                                     157,900     5,122,276
================================================================================
1.40   INSURANCE BROKERS
       Arthur J. Gallagher & Co                           253,400     7,452,494
       Hub International Ltd                              355,300     4,981,306
================================================================================
                                                                     12,433,800
1.87   INTERNET SOFTWARE & SERVICES
       Overture Services(a)                               391,900     8,954,915
       PEC Solutions(a)(c)                                318,700     7,553,190
================================================================================
                                                                     16,508,105

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

3.13   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Affiliated Managers Group(a)                       128,700 $   6,077,214
       Eaton Vance                                        230,900     6,178,884
       Raymond James Financial                            347,500     9,452,000
       Waddell & Reed Financial Class A Shrs              332,400     5,963,256
================================================================================
                                                                     27,671,354
3.05   IT CONSULTING & SERVICES
       Anteon International(a)                            176,400     3,478,608
       BISYS Group(a)                                     176,800     4,084,080
       Manhattan Associates(a)                            296,500     6,594,753
       SRA International Class A Shrs(a)                  121,399     3,010,695
       Tier Technologies Class B Shrs(a)                  662,980     9,838,623
================================================================================
                                                                     27,006,759
0.69   LEISURE FACILITIES
       Intrawest Corp                                     432,200     6,094,020
================================================================================
2.30   MANAGED HEALTH CARE
       Cross Country(a)                                   238,200     6,819,666
       First Health Group(a)                              358,100     9,002,634
       Mid Atlantic Medical Services(a)                   138,100     4,496,536
================================================================================
                                                                     20,318,836
0.38   METAL & GLASS CONTAINERS
       Crown Cork & Seal(a)                               966,700     3,335,115
================================================================================
0.82   MOVIES & ENTERTAINMENT
       Pixar Inc(a)                                       164,900     7,253,951
================================================================================
3.72   OIL & GAS DRILLING
       Patterson-UTI Energy(a)                            535,100    12,794,241
       Precision Drilling(a)                              316,400     9,397,080
       Pride International(a)                             793,600    10,673,920
================================================================================
                                                                     32,865,241
3.15   OIL & GAS EQUIPMENT & SERVICES
       Cal Dive International(a)                          114,885     2,203,494
       FMC Technologies(a)                                491,100     9,085,350
       Maverick Tube(a)                                   442,000     4,605,640
       Smith International(a)(c)                          377,300    11,926,453
================================================================================
                                                                     27,820,937
1.63   OIL & GAS EXPLORATION & PRODUCTION
       Evergreen Resources(a)                             242,700     8,555,175
       Spinnaker Exploration(a)                           208,200     5,858,748
================================================================================
                                                                     14,413,923
1.31   PACKAGED FOODS
       American Italian Pasta Class A Shrs(a)             281,200    11,624,808
================================================================================
0.72   PERSONAL PRODUCTS
       Playtex Products(a)                                566,400     6,343,680
================================================================================
1.44   PHARMACEUTICALS
       Atrix Laboratories(a)                              309,800     4,947,506
       Neurocrine Biosciences(a)                          111,700     4,100,507

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       NPS Pharmaceuticals(a)(c)                          168,500 $   3,668,245
================================================================================
                                                                     12,716,258
0.95   PUBLISHING & PRINTING
       Getty Images(a)                                    211,800     3,488,770
       McClatchy Co Class A Shrs                           89,100     4,962,870
================================================================================
                                                                      8,451,640
0.50   REINSURANCE
       RenaissanceRe Holdings Ltd                         113,500     4,426,500
================================================================================
2.41   RESTAURANTS
       California Pizza Kitchen(a)                        424,400     9,285,872
       P.F. Chang's China Bistro(a)(c)                    248,900     7,770,658
       Panera Bread Class A Shrs(a)                       132,400     4,256,660
================================================================================
                                                                     21,313,190
3.98   SEMICONDUCTOR EQUIPMENT
       ATMI Inc(a)                                        381,400     6,891,898
       Brooks-PRI Automation(a)                           352,400     6,702,648
       Cymer Inc(a)                                       237,800     6,656,022
       Microtune Inc(a)                                   403,200     1,556,352
       Photon Dynamics(a)                                 227,200     5,925,376
       Varian Semiconductor Equipment(a)                  282,800     7,431,984
================================================================================
                                                                     35,164,280
4.52   SEMICONDUCTORS
       Cohu Inc                                           250,040     3,833,113
       Exar Corp(a)                                       529,760     8,831,099
       OmniVision Technologies(a)(c)                      414,600     3,942,846
       QLogic Corp(a)                                     174,700     7,119,025
       Semtech Corp(a)                                    303,000     5,956,980
       Silicon Laboratories(a)(c)                         374,300    10,296,993
================================================================================
                                                                     39,980,056
1.99   SPECIALTY STORES
       Cost Plus(a)                                       162,900     3,986,163
       Linens 'n Things(a)                                222,300     5,413,005
       Pier 1 Imports                                     345,700     5,980,610
       Yankee Candle(a)                                   100,800     2,210,544
================================================================================
                                                                     17,590,322
1.19   TELECOMMUNICATIONS EQUIPMENT
       Anaren Microwave(a)                                496,600     3,873,480
       Polycom Inc(a)                                     268,500     3,074,325
       Tekelec(a)                                         526,400     3,547,936
================================================================================
                                                                     10,495,741
1.73   TRUCKING
       J.B. Hunt Transport Services(a)                    277,100     7,293,272
       Yellow Corp(a)                                     320,700     8,017,500
================================================================================
                                                                     15,310,772
       TOTAL COMMON STOCKS (COST $872,930,623)                      793,554,404
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

10.26  SHORT-TERM INVESTMENTS
9.04   COMMERCIAL PAPER
4.52   CONSUMER FINANCE
       American General Finance, 1.730%, 8/2/2002   $  40,000,000 $  40,000,000
================================================================================
4.52   DIVERSIFIED FINANCIAL SERVICES
       State Street, Discount Notes, 1.820%,
         8/1/2002                                   $  40,000,000    40,000,000
================================================================================
        TOTAL COMMERCIAL PAPER (Amortized Cost $80,000,000)          80,000,000
================================================================================
1.22   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 7/31/2002 due 8/1/2002 at 1.800%,
         repurchased at $10,689,534 (Collateralized
         by Federal Home Loan Bank, Consolidated
         Notes, due 5/14/2004 at 3.375%, value
         $10,922,293)(Cost $10,689,000)             $  10,689,000    10,689,000
================================================================================
       TOTAL SHORT-TERM INVESTMENTS
        (AMORTIZED COST $90,689,000)                                 90,689,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $963,619,623)                                        $ 884,243,404
================================================================================

VALUE EQUITY FUND
92.15  COMMON STOCKS
3.61   AEROSPACE & DEFENSE
       Honeywell International                             48,700 $   1,575,932
       L-3 Communications Holdings(a)                       7,100       328,162
       Lockheed Martin                                     10,200       653,922
       United Technologies                                 28,000     1,946,000
================================================================================
                                                                      4,504,016
1.19   ALUMINUM
       Alcoa Inc                                           55,100     1,490,455
================================================================================
1.19   AUTOMOBILE MANUFACTURERS
       General Motors                                      32,000     1,489,600
================================================================================
10.69  BANKS
       Bank of America                                     60,264     4,007,556
       Bank One                                            69,300     2,696,463
       FleetBoston Financial                               45,400     1,053,280
       Mellon Financial                                    80,300     2,134,374
       Wells Fargo & Co                                    67,700     3,443,222
================================================================================
                                                                     13,334,895
1.89   BREWERS
       Anheuser-Busch Cos                                  45,600     2,357,976
================================================================================
1.24   COMPUTER HARDWARE
       International Business Machines                     21,900     1,541,760
================================================================================
2.09   DIVERSIFIED CHEMICALS
       Dow Chemical                                        51,100     1,475,257
       Olin Corp                                           61,000     1,131,550
================================================================================
                                                                      2,606,807

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

4.43   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                      121,226 $   4,065,920
       JP Morgan Chase & Co                                58,800     1,467,648
================================================================================
                                                                      5,533,568
0.63   DIVERSIFIED METALS & MINING
       Phelps Dodge                                        23,100       789,558
================================================================================
3.24   ELECTRIC UTILITIES
       Dominion Resources                                  34,900     2,074,456
       Entergy Corp                                        16,500       668,745
       FPL Group                                           11,600       657,140
       TXU Corp                                            14,900       642,637
================================================================================
                                                                      4,042,978
1.30   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(a)                                         15,500     1,619,750
================================================================================
1.72   GENERAL MERCHANDISE STORES
       Target Corp                                         64,200     2,141,070
================================================================================
1.24   HOME IMPROVEMENT RETAIL
       Lowe's Cos                                          40,800     1,544,280
================================================================================
1.35   HOUSEHOLD PRODUCTS
       Procter & Gamble                                    18,900     1,681,911
================================================================================
3.10   INDUSTRIAL CONGLOMERATES
       General Electric                                   120,000     3,864,000
================================================================================
1.20   INDUSTRIAL GASES
       Praxair Inc                                         28,600     1,495,780
================================================================================
3.56   INDUSTRIAL MACHINERY
       Illinois Tool Works                                 33,715     2,224,853
       ITT Industries                                      34,700     2,216,636
================================================================================
                                                                      4,441,489
2.70   INSURANCE BROKERS
       Marsh & McLennan                                    70,400     3,372,160
================================================================================
8.33   INTEGRATED OIL & GAS
       Amerada Hess                                        19,700     1,347,480
       BP PLC Sponsored ADR Representing 6 Ord Shrs        60,000     2,784,000
       ChevronTexaco Corp                                  20,000     1,500,000
       Exxon Mobil                                        129,600     4,764,096
================================================================================
                                                                     10,395,576
3.90   INTEGRATED TELECOMMUNICATION SERVICES
       BellSouth Corp                                      50,000     1,342,500
       SBC Communications                                  64,902     1,795,189
       Verizon Communications                              52,500     1,732,500
================================================================================
                                                                      4,870,189
6.78   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Goldman Sachs Group                                 26,300     1,923,845
       Lehman Brothers Holdings                            43,900     2,489,569
       Merrill Lynch & Co                                  84,200     3,001,730

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Stilwell Financial                                  77,000 $   1,043,350
================================================================================
                                                                      8,458,494
1.38   IT CONSULTING & SERVICES
       Veridian Corp(a)                                    86,900     1,724,965
================================================================================
1.85   MARINE
       Tsakos Energy Navigation Ltd(a)                    196,100     2,310,058
================================================================================
1.59   MULTI-LINE INSURANCE
       Allmerica Financial                                 72,600     1,981,980
================================================================================
0.93   OIL & GAS DRILLING
       GlobalSantaFe Corp                                  18,800       423,752
       Noble Corp(a)                                       22,700       735,480
================================================================================
                                                                      1,159,232
1.02   OIL & GAS EXPLORATION & PRODUCTION
       Kerr-McGee Corp                                     27,300     1,276,821
================================================================================
1.54   PACKAGED FOODS
       H.J. Heinz                                          50,000     1,922,500
================================================================================
2.26   PAPER PRODUCTS
       Bowater Inc                                         33,500     1,527,265
       International Paper                                 32,300     1,286,186
================================================================================
                                                                      2,813,451
3.31   PHARMACEUTICALS
       Pfizer Inc                                          70,000     2,264,500
       Pharmacia Corp                                      41,700     1,865,658
================================================================================
                                                                      4,130,158
2.04   PROPERTY & CASUALTY INSURANCE
       Travelers Property Casualty Class A Shrs(a)        156,300     2,547,690
================================================================================
1.75   PUBLISHING & PRINTING
       McGraw-Hill Cos                                     35,000     2,189,250
================================================================================
1.11   RAILROADS
       Union Pacific                                       23,700     1,390,479
================================================================================
2.72   SEMICONDUCTORS
       Intel Corp                                          91,200     1,713,648
       Texas Instruments                                   72,600     1,680,690
================================================================================
                                                                      3,394,338
0.94   SPECIALTY CHEMICALS
       Potash Corp of Saskatchewan                         21,500     1,174,975
================================================================================
1.81   TELECOMMUNICATIONS EQUIPMENT
       General Motors Class H Shrs(a)                      65,000       643,500
       Nokia Corp Sponsored ADR Representing Ord Shrs     130,000     1,612,000
================================================================================
                                                                      2,255,500
2.52   TOBACCO
       Philip Morris                                       68,300     3,145,215
================================================================================
       TOTAL COMMON STOCKS (COST $112,837,593)                      114,992,924
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

7.85   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 7/31/2002 due 8/1/2002 at 1.800%,
         repurchased at $9,795,490 (Collateralized
         by Federal Home Loan Bank, Consolidated
         Discount Notes, due 10/25/2002, value
         $9,992,665) (Cost $9,795,000)              $   9,795,000 $   9,795,000
================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $122,632,593)                                        $ 124,787,924
================================================================================

(a)  Security is non-income producing.

(b)  Security is an affiliated company (See Notes).

(c) Loaned security, a portion or all of the security is on loan at July 31, 2002.

(d) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.

(e) All common stock securities have been designated as collateral for futures contracts.

(f) Security has been designated as collateral for variation margin on futures contracts.

(g)  HOLDRs  -  Holding  Company  Depository  Receipts

(h)  The following is a restricted security at July 31, 2002:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                       VALUE AS
                                         ACQUISITION  ACQUISITION          % OF
DESCRIPTION                                     DATE         COST    NET ASSETS
--------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND
Calient Networks, Pfd, Series D Shrs         12/8/00  $   648,056          0.09%
================================================================================

FUTURES CONTRACTS
OPEN AT JULY 31, 2002

                                            NUMBER OF        FACE        MARKET
                                 POSITION   CONTRACTS      AMOUNT         VALUE
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
S&P 500 Index
  (Expires September 2002)          Long           20     $ 5,000  $  4,557,500
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO STOCK FUNDS, INC.
JULY 31, 2002

                                                                DYNAMICS                 GROWTH
                                                                    FUND                   FUND
-----------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                          $    4,413,790,618      $    629,991,083
===============================================================================================
  At Value(a)                                         $    4,000,777,701      $    548,198,235
Receivables:
  Investment Securities Sold                                  25,292,521            15,759,466
  Fund Shares Sold                                            27,612,713               604,492
  Dividends and Interest                                         597,777               189,254
  Loans to Affiliated Funds (Note 6)                           1,130,000                     0
Other Investments (Note 5)                                    81,374,022                     0
Prepaid Expenses and Other Assets                                507,020               173,084
===============================================================================================
TOTAL ASSETS                                               4,137,291,754           564,924,531
===============================================================================================
LIABILITIES
Payables:
  Custodian                                                      224,918                50,139
  Investment Securities Purchased                             62,936,977            26,937,340
  Fund Shares Repurchased                                    217,579,879             5,621,915
  Securities Loaned                                           81,374,022                     0
Accrued Distribution Expenses
  Investor Class                                                 826,404               115,109
  Class A                                                            569                    26
  Class B                                                            299                    31
  Class C                                                         16,806                 3,278
  Class K                                                         17,372                 1,105
Accrued Expenses and Other Payables                              388,760               147,832
===============================================================================================
TOTAL LIABILITIES                                            363,366,006            32,876,775
===============================================================================================
NET ASSETS AT VALUE                                   $    3,773,925,748      $    532,047,756
===============================================================================================
NET ASSETS
Paid-in Capital(b)                                    $    7,866,862,642      $  2,099,243,594
Accumulated Undistributed Net Investment Loss                   (254,274)             (101,824)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency
  Transactions                                            (3,679,669,879)       (1,485,301,166)
Net Depreciation of Investment Securities
  and Foreign Currency Transactions                         (413,012,741)          (81,792,848)
===============================================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                                         $    3,773,925,748      $    532,047,756
===============================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                 $       25,132,867                     --
===============================================================================================
  Investor Class                                      $    3,688,212,581      $    525,365,269
===============================================================================================
  Class A                                             $        2,005,596      $         86,531
===============================================================================================
  Class B                                             $          389,634      $         39,331
===============================================================================================
  Class C                                             $       13,440,450      $      3,668,900
===============================================================================================
  Class K                                             $       44,744,620      $      2,887,725
===============================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002


                                                                DYNAMICS                 GROWTH
                                                                    FUND                   FUND
                                                              (CONTINUED)            (CONTINUED)
------------------------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                          2,309,341                     --
  Investor Class                                             341,270,695            319,908,636
  Class A                                                        185,290                 52,839
  Class B                                                         36,139                 24,060
  Class C                                                      1,268,561              2,296,072
  Class K                                                      4,156,776              1,926,300
================================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and Redemption Price
    per Share                                         $            10.88                     --
  Investor Class, Offering and Redemption Price
    per Share                                         $            10.81      $            1.64
  Class A
    Redemption Price per Share                        $            10.82      $            1.64
    Offering Price per Share (Maximum sales charge
      of 5.50%)                                       $            11.45      $            1.74
  Class B, Offering and Redemption Price per Share    $            10.78      $            1.63
  Class C, Offering and Redemption Price per Share    $            10.60      $            1.60
  Class K, Offering and Redemption Price per Share    $            10.76      $            1.50
================================================================================================

(a) Investment securities at cost and value at July 31, 2002 include repurchase agreements of $56,461,000 and $5,491,000 for Dynamics and Growth Funds, respectively.

(b) The INVESCO Stock Funds, Inc. have 9 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 2.4 billion have been allocated to Dynamics Fund and 2.6 billion to Growth Fund: 200 million to Dynamics Fund - Institutional Class, 1 billion to Dynamics Fund - Investor Class, 300 million to Dynamics Fund - Class A, 300 million to Dynamics Fund
     - Class B, 300 million to Dynamics Fund - Class C, 300 million to Dynamics Fund - Class K, 1 billion to Growth Fund - Investor Class, 400 million to Growth Fund - Class A, 400 million to Growth Fund - Class B, 400 million to Growth Fund - Class C and 400 million to Growth Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002

                                                                                        INVESCO
                                                                GROWTH &               ENDEAVOR
                                                             INCOME FUND                   FUND
-----------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                          $       52,790,618      $     64,057,368
===============================================================================================
  At Value(a)                                         $       45,072,007      $     61,498,000
Cash                                                             687,870               119,286
Receivables:
  Investment Securities Sold                                           0             1,911,222
  Fund Shares Sold                                                75,263                48,303
  Dividends and Interest                                          12,087                17,511
Other Investments (Note 5)                                             0             1,768,780
Prepaid Expenses and Other Assets                                 16,032                19,447
===============================================================================================
TOTAL ASSETS                                                  45,863,259            65,382,549
===============================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                434,458             3,346,043
  Fund Shares Repurchased                                         47,961               570,996
  Securities Loaned                                                    0             1,768,780
Accrued Distribution Expenses
  Investor Class                                                   9,896                12,960
  Class A                                                             13                    21
  Class B                                                              2                     1
  Class C                                                            978                   867
  Class K                                                             21                     1
Accrued Expenses and Other Payables                               11,273                15,252
===============================================================================================
TOTAL LIABILITIES                                                504,602             5,714,921
===============================================================================================
NET ASSETS AT VALUE                                   $       45,358,657      $     59,667,628
===============================================================================================
NET ASSETS
Paid-in Capital(b)                                    $      138,076,328      $    271,169,077
Accumulated Undistributed Net Investment Loss                     (4,727)               (5,285)
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                      (84,910,742)         (208,936,796)
Net Depreciation of Investment Securities                     (7,802,202)           (2,559,368)
===============================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding $       45,358,657      $     59,667,628
===============================================================================================
NET ASSETS AT VALUE:
  Investor Class                                      $       44,018,177      $     58,652,386
===============================================================================================
  Class A                                             $           45,445      $            639
===============================================================================================
  Class B                                             $            6,032      $            917
===============================================================================================
  Class C                                             $        1,230,608      $      1,011,471
===============================================================================================
  Class K                                             $           58,395      $          2,215
===============================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002

                                                                                        INVESCO
                                                                GROWTH &               ENDEAVOR
                                                             INCOME FUND                   FUND
                                                              (CONTINUED)            (CONTINUED)
------------------------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                               7,082,379             11,103,925
  Class A                                                          7,304                    113
  Class B                                                            974                    174
  Class C                                                        201,884                194,867
  Class K                                                          9,417                    420
================================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price
    per Share                                         $             6.22      $            5.28
  Class A
    Redemption Price per Share                        $             6.22      $            5.65
    Offering Price per Share (Maximum sales
    charge of 5.50%)                                  $             6.58      $            5.98
  Class B, Offering and Redemption Price per Share    $             6.19      $            5.27
  Class C, Offering and Redemption Price per Share    $             6.10      $            5.19
  Class K, Offering and Redemption Price per Share    $             6.20      $            5.27
================================================================================================

(a) Investment securities at cost and value at July 31, 2002 includes a repurchase agreement of $5,287,000 for INVESCO Endeavor Fund.

(b) The INVESCO Stock Funds, Inc. have 9 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to Growth & Income Fund and 500 million to INVESCO Endeavor Fund:
     100 million to each Class.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002

                                                                                          SMALL
                                                                 S&P 500                COMPANY
                                                              INDEX FUND                   FUND
-----------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                          $      164,450,106      $    963,619,623
===============================================================================================
  At Value(a)                                         $      135,592,752      $    884,243,404
Cash                                                              56,846                 1,734
Receivables:
  Investment Securities Sold                                          46             4,069,614
  Fund Shares Sold                                               222,405             2,364,669
  Dividends and Interest                                         134,143               114,207
  Variation Margin on Futures Contracts                           33,532                     0
Other Investments (Note 5)                                             0            32,504,150
Prepaid Expenses and Other Assets                                 19,848               118,871
===============================================================================================
TOTAL ASSETS                                                 136,059,572           923,416,649
===============================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                    6,837                     0
  Investment Securities Purchased                                 40,740             3,600,267
  Fund Shares Repurchased                                         46,676            16,260,578
  Securities Loaned                                                    0            32,504,150
Accrued Distribution Expenses
  Investor Class                                                  28,278               180,292
  Class A                                                             --                   826
  Class B                                                             --                    57
  Class C                                                             --                 2,762
  Class K                                                             --                26,085
Accrued Expenses and Other Payables                               21,207               109,727
===============================================================================================
TOTAL LIABILITIES                                                143,738            52,684,744
===============================================================================================
NET ASSETS AT VALUE                                   $      135,915,834      $    870,731,905
===============================================================================================
NET ASSETS
Paid-in Capital(b)                                    $      180,969,990      $  1,628,100,947
Accumulated Undistributed Net Investment Income (Loss)             8,166               (55,787)
Accumulated Undistributed Net Realized Loss on
  Investment Securities, Futures Contracts and
    Option Contracts                                         (16,213,263)         (677,937,036)
Net Depreciation of Investment Securities and
  Futures Contracts                                          (28,849,059)          (79,376,219)
===============================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding $      135,915,834      $    870,731,905
===============================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                 $          337,528                    --
===============================================================================================
  Investor Class                                      $      135,578,306      $    800,519,741
===============================================================================================
  Class A                                                             --      $      2,606,593
===============================================================================================
  Class B                                                             --      $         66,903
===============================================================================================
  Class C                                                             --      $      1,087,311
===============================================================================================
  Class K                                                             --      $     66,451,357
===============================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002

                                                                                          SMALL
                                                                 S&P 500                COMPANY
                                                              INDEX FUND                   FUND
                                                              (CONTINUED)            (CONTINUED)
------------------------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                             36,562                    --
  Investor Class                                              14,141,923            95,176,788
  Class A                                                             --               309,790
  Class B                                                             --                 7,959
  Class C                                                             --               134,350
  Class K                                                             --             7,887,332
===============================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and Redemption
    Price per Share                                   $             9.23                    --
  Investor Class, Offering and Redemption Price
    per Share                                         $             9.59      $           8.41
  Class A
    Redemption Price per Share                                        --      $           8.41
    Offering Price per Share (Maximum sales
      charge of 5.50%)                                                --      $           8.90
  Class B, Offering and Redemption Price per Share                    --      $           8.41
  Class C, Offering and Redemption Price per Share                    --      $           8.09
  Class K, Offering and Redemption Price per Share                    --      $           8.43
===============================================================================================

(a) Investment securities at cost and value at July 31, 2002 include repurchase agreements of $3,741,000 and $10,689,000 for S&P 500 Index and Small Company Growth Funds, respectively.

(b) The INVESCO Stock Funds, Inc. have 9 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 200 million have been allocated to S&P 500 Index Fund and 1.3 billion have been allocated to Small Company Growth Fund: 100 million to S&P 500 Index Fund - Institutional Class, 100 million to S&P 500 Index Fund - Investor Class, 500 million to Small Company Growth Fund - Investor Class, 200 million to Small Company Growth Fund - Class A, 200 million to Small Company Growth Fund - Class B, 200 million to Small Company Growth Fund - Class C and 200 million to Small Company Growth Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002


                                                                          VALUE
                                                                         EQUITY
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                   $    122,632,593
================================================================================
  At Value(a)                                                  $    124,787,924
Receivables:
  Investment Securities Sold                                          3,019,649
  Fund Shares Sold                                                      420,091
  Dividends and Interest                                                132,018
Prepaid Expenses and Other Assets                                        19,783
================================================================================
TOTAL ASSETS                                                        128,379,465
================================================================================
LIABILITIES
Payables:
  Custodian                                                              52,075
  Distributions to Shareholders                                           2,845
  Fund Shares Repurchased                                               851,674
Accrued Distribution Expenses
  Investor Class                                                         26,958
  Class A                                                                    49
  Class B                                                                   203
  Class C                                                                 1,047
Accrued Expenses and Other Payables                                      43,200
================================================================================
TOTAL LIABILITIES                                                       978,051
================================================================================
NET ASSETS AT VALUE                                            $    127,401,414
================================================================================
NET ASSETS
Paid-in Capital(b)                                             $    127,247,650
Accumulated Undistributed Net Investment Loss                           (16,773)
Accumulated Undistributed Net Realized Loss on
  Investment Securities                                              (1,984,794)
Net Appreciation of Investment Securities                             2,155,331
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding          $    127,401,414
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                               $    125,312,616
================================================================================
  Class A                                                      $        162,770
================================================================================
  Class B                                                      $        241,762
================================================================================
  Class C                                                      $      1,684,266
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
 (CONTINUED)
INVESCO STOCK FUNDS, INC.
JULY 31, 2002


                                                                          VALUE
                                                                         EQUITY
                                                                           FUND
                                                                     (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                                      7,722,514
  Class A                                                                10,119
  Class B                                                                14,938
  Class C                                                               105,973
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price per Share      $          16.23
  Class A
    Redemption Price per Share                                 $          16.09
    Offering Price per Share (Maximum sales charge of 5.50%)   $          17.03
  Class B, Offering and Redemption Price per Share             $          16.18
  Class C, Offering and Redemption Price per Share             $          15.89
================================================================================

(a) Investment securities at cost and value at July 31, 2002 includes a repurchase agreement of $9,795,000.

(b) The INVESCO Stock Funds, Inc. have 9 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to Value Equity Fund: 100 million to each class.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2002 (NOTE 1)

                                                                DYNAMICS                 GROWTH
                                                                    FUND                   FUND
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                             $       13,312,387      $      2,619,201
Dividends from Affiliated Investment Companies                 1,475,840                     0
Interest                                                       3,397,156               206,448
Securities Loaned Income                                         403,188                41,319
  Foreign Taxes Withheld                                        (136,859)              (19,880)
===============================================================================================
  TOTAL INCOME                                                18,451,712             2,847,088
===============================================================================================
EXPENSES
Investment Advisory Fees                                      25,412,356             4,804,592
Distribution Expenses                                         13,950,019             2,196,936
Transfer Agent Fees                                           22,038,510             4,594,606
Administrative Services Fees                                   2,474,447               395,944
Custodian Fees and Expenses                                      624,078               149,251
Directors' Fees and Expenses                                     258,652                48,004
Interest Expenses                                                131,499                66,745
Professional Fees and Expenses                                   185,338                54,133
Registration Fees and Expenses - Institutional Class              12,775                    --
Registration Fees and Expenses - Investor Class                1,055,414               305,516
Reports to Shareholders                                        1,123,324               711,798
Other Expenses                                                   216,377                38,893
===============================================================================================
  TOTAL EXPENSES                                              67,482,789            13,366,418
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser                                        (1,073,896)                 (298)
  Fees and Expenses Paid Indirectly                             (567,099)             (129,907)
===============================================================================================
    NET EXPENSES                                              65,841,794            13,236,213
===============================================================================================
NET INVESTMENT LOSS                                          (47,390,082)          (10,389,125)
===============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                                   (2,391,931,751)         (937,036,510)
  Foreign Currency Transactions                               (2,355,318)                    0
===============================================================================================
    Total Net Realized Loss                               (2,394,287,069)         (937,036,510)
===============================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                                       60,408,834           425,195,008
  Foreign Currency Transactions                                2,098,457                     0
===============================================================================================
    Total Change in Net Appreciation/Depreciation             62,507,291           425,195,008
===============================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                       (2,331,779,778)         (511,841,502)
===============================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                     $   (2,379,169,860)     $   (522,230,627)
===============================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2002 (NOTE 1)

                                                                                        INVESCO
                                                         GROWTH & INCOME               ENDEAVOR
                                                                    FUND                   FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                             $          359,823      $         378,501
Interest                                                          10,374                 39,952
Securities Loaned Income                                               0                 35,966
  Foreign Taxes Withheld                                          (1,325)                (5,169)
================================================================================================
  TOTAL INCOME                                                   368,872                449,250
================================================================================================
EXPENSES
Investment Advisory Fees                                         529,870                843,408
Distribution Expenses                                            189,146                293,945
Transfer Agent Fees                                              692,789              1,258,165
Administrative Services Fees                                      41,792                 60,604
Custodian Fees and Expenses                                       20,021                 30,199
Directors' Fees and Expenses                                      12,265                 14,126
Interest Expenses                                                    569                  4,129
Professional Fees and Expenses                                    23,422                 24,741
Registration Fees and Expenses - Investor Class                   31,527                 47,750
Reports to Shareholders                                          175,696                331,540
Other Expenses                                                     5,594                  7,907
================================================================================================
  TOTAL EXPENSES                                               1,722,691              2,916,514
  Fees and Expenses Absorbed/Reimbursed by Investment Adviser   (651,211)            (1,219,926)
  Fees and Expenses Paid Indirectly                                 (103)                  (887)
================================================================================================
    NET EXPENSES                                               1,071,377              1,695,701
================================================================================================
NET INVESTMENT LOSS                                             (702,505)            (1,246,451)
================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on Investment Securities                   (50,203,808)           (89,108,502)
Change in Net Appreciation/Depreciation of
  Investment Securities                                       17,515,562             18,225,710
================================================================================================
NET LOSS ON INVESTMENT SECURITIES                            (32,688,246)           (70,882,792)
================================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                     $      (33,390,751)     $     (72,129,243)
================================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2002 (NOTE 1)


                                                                                          SMALL
                                                                 S&P 500                COMPANY
                                                              INDEX FUND            GROWTH FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                             $        1,855,374      $       1,804,295
Dividends from Affiliated Investment Companies                         0              1,403,493
Interest                                                         141,498              1,864,657
Securities Loaned Income                                               0                188,106
  Foreign Taxes Withheld                                          (7,990)                (6,564)
================================================================================================
  TOTAL INCOME                                                 1,988,882              5,253,987
================================================================================================
EXPENSES
Investment Advisory Fees                                         334,015              7,564,840
Distribution Expenses                                            332,989              3,086,763
Transfer Agent Fees                                              393,798              4,970,823
Administrative Services Fees                                      70,123                543,032
Custodian Fees and Expenses                                       37,966                152,390
Directors' Fees and Expenses                                      15,418                 64,238
Interest Expenses                                                      0                  9,761
Professional Fees and Expenses                                    25,522                 64,473
Registration Fees and Expenses - Institutional Class              13,488                     --
Registration Fees and Expenses - Investor Class                   32,795                276,391
Reports to Shareholders                                          108,905                332,622
Other Expenses                                                     6,542                 47,994
===============================================================================================
  TOTAL EXPENSES                                               1,371,561             17,113,327
  Fees and Expenses Absorbed/Reimbursed by
   Investment Adviser                                           (503,524)               (14,378)
  Fees and Expenses Paid Indirectly                                 (307)                (6,755)
================================================================================================
    NET EXPENSES                                                 867,730             17,092,194
================================================================================================
NET INVESTMENT INCOME (LOSS)                                   1,121,152            (11,838,207)
================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                       (2,983,229)          (344,145,052)
  Futures Contracts                                           (1,792,987)                     0
  Option Contracts                                                     0                244,618
================================================================================================
    Total Net Realized Loss                                   (4,776,216)          (343,900,434)
================================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                                      (33,156,128)          (118,826,648)
  Futures Contracts                                               23,854                      0
================================================================================================
    Total Change in Net Appreciation/Depreciation            (33,132,274)          (118,826,648)
================================================================================================
NET LOSS ON INVESTMENT SECURITIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS                     (37,908,490)          (462,727,082)
================================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS            $      (36,787,338)    $     (474,565,289)
================================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
YEAR ENDED JULY 31, 2002 (NOTE 1)


                                                                          VALUE
                                                                         EQUITY
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                      $      3,096,932
Interest                                                                166,155
  Foreign Taxes Withheld                                                (26,010)
================================================================================
  TOTAL INCOME                                                        3,237,077
================================================================================
EXPENSES
Investment Advisory Fees                                              1,308,023
Distribution Expenses                                                   446,373
Transfer Agent Fees                                                     802,516
Administrative Services Fees                                             88,482
Custodian Fees and Expenses                                              26,750
Directors' Fees and Expenses                                             17,598
Interest Expenses                                                         1,317
Professional Fees and Expenses                                           25,423
Registration Fees and Expenses - Investor Class                          29,840
Reports to Shareholders                                                 125,118
Other Expenses                                                            8,545
================================================================================
  TOTAL EXPENSES                                                      2,879,985
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser                                                 (603,576)
  Fees and Expenses Paid Indirectly                                        (395)
================================================================================
    NET EXPENSES                                                      2,276,014
================================================================================
NET INVESTMENT INCOME                                                   961,063
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Loss on Investment Securities                                      (276,900)
Change in Net Appreciation/Depreciation of
  Investment Securities                                             (36,981,073)
================================================================================
NET LOSS ON INVESTMENT SECURITIES                                   (37,257,973)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS                     $    (36,296,910)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
DYNAMICS FUND

                                                         YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
                                                  (Note 1)              (Note 1)

OPERATIONS
Net Investment Loss                       $   (47,390,082)      $   (38,937,198)
Net Realized Loss                          (2,394,287,069)       (1,078,630,430)
Change in Net Appreciation/Depreciation        62,507,291        (2,723,740,486)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                   (2,379,169,860)       (3,841,308,114)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Institutional Class                             (14,953)              (64,349)
  Investor Class                               (8,421,070)          (26,080,699)
  Class C                                         (80,624)              (58,525)
  Class K                                         (84,604)                    0
================================================================================
TOTAL DISTRIBUTIONS                            (8,601,251)          (26,203,573)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                          35,692,949             1,760,000
  Investor Class                           14,256,183,765         9,422,415,412
  Class A                                       8,734,823                    --
  Class B                                         500,161                    --
  Class C                                   1,220,215,124           276,450,384
  Class K                                      80,446,673                 6,601
Reinvestment of Distributions
  Institutional Class                              14,947                64,342
  Investor Class                                8,219,289            25,775,697
  Class C                                          52,260                55,355
  Class K                                          81,490                     0
================================================================================
                                           15,610,141,481         9,726,527,791
Amounts Paid for Repurchases of Shares
  Institutional Class                          (9,426,772)           (4,252,239)
  Investor Class                          (14,785,336,080)       (6,901,667,149)
  Class A                                      (6,288,847)                   --
  Class B                                          (4,882)                   --
  Class C                                  (1,229,382,393)         (243,371,492)
  Class K                                     (20,987,745)                  (54)
================================================================================
                                          (16,051,426,719)       (7,149,290,934)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (441,285,238)        2,577,236,857
================================================================================
TOTAL DECREASE IN NET ASSETS               (2,829,056,349)       (1,290,274,830)
NET ASSETS
Beginning of Period                         6,602,982,097         7,893,256,927
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($254,274) and ($212,917),
  respectively)                           $ 3,773,925,748       $ 6,602,982,097
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
GROWTH FUND

                                                          YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
                                                  (Note 1)              (Note 1)

OPERATIONS
Net Investment Loss                       $   (10,389,125)      $   (17,311,009)
Net Realized Loss                            (937,036,510)         (514,574,564)
Change in Net Appreciation/Depreciation       425,195,008          (949,198,952)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                     (522,230,627)       (1,481,084,525)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                               (8,433,763)         (286,517,749)
  Class C                                         (67,169)           (1,285,704)
  Class K                                         (37,778)                    0
================================================================================
TOTAL DISTRIBUTIONS                            (8,538,710)         (287,803,453)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                              682,767,593         2,301,288,528
  Class A                                         117,396                    --
  Class B                                          48,462                    --
  Class C                                       6,388,175            23,759,247
  Class K                                       8,562,546                 9,993
Reinvestment of Distributions
  Investor Class                                7,887,172           263,067,424
  Class C                                          63,610             1,216,606
  Class K                                          37,714                     0
================================================================================
                                              705,872,668         2,589,341,798
Amounts Paid for Repurchases of Shares
  Investor Class                             (891,104,786)       (1,563,899,890)
  Class A                                          (2,256)                   --
  Class C                                      (7,911,299)           (8,288,445)
  Class K                                      (4,195,177)                    0
================================================================================
                                             (903,213,518)       (1,572,188,335)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS               (197,340,850)        1,017,153,463
================================================================================
TOTAL DECREASE IN NET ASSETS                 (728,110,187)         (751,734,515)
NET ASSETS
Beginning of Period                         1,260,157,943         2,011,892,458
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($101,824) and ($99,757),
  respectively)                           $   532,047,756       $  1,260,157,943
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
GROWTH & INCOME FUND

                                                         YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
                                                  (Note 1)              (Note 1)
OPERATIONS
Net Investment Loss                       $      (702,505)      $    (1,615,364)
Net Realized Loss                             (50,203,808)          (32,144,000)
Change in Net Appreciation/Depreciation        17,515,562           (54,965,496)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                      (33,390,751)          (88,724,860)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                                 (870,866)           (8,639,870)
  Class C                                         (20,943)              (96,137)
  Class K                                            (149)                    0
================================================================================
TOTAL DISTRIBUTIONS                              (891,958)           (8,736,007)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                               63,165,278           209,999,965
  Class A                                          54,987                    --
  Class B                                           5,991                    --
  Class C                                       2,714,384             5,515,111
  Class K                                          70,795                11,723
Reinvestment of Distributions
  Investor Class                                  841,595             8,387,847
  Class C                                          20,675                94,796
  Class K                                             148                     0
================================================================================
                                               66,873,853           224,009,442
Amounts Paid for Repurchases of Shares
  Investor Class                              (74,932,736)         (234,625,892)
  Class A                                            (207)                   --
  Class C                                      (2,855,444)           (3,332,109)
  Class K                                          (5,264)                 (546)
================================================================================
                                              (77,793,651)         (237,958,547)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                (10,919,798)          (13,949,105)
================================================================================
TOTAL DECREASE IN NET ASSETS                  (45,202,507)         (111,409,972)
NET ASSETS
Beginning of Period                            90,561,164           201,971,136
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment
  Loss of ($4,727) and ($4,609),
  respectively)                           $    45,358,657       $    90,561,164
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
INVESCO ENDEAVOR FUND


                                                         YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
                                                  (Note 1)              (Note 1)

OPERATIONS
Net Investment Loss                       $   ( 1,246,451)      $   (3,694,094)
Net Realized Loss                             (89,108,502)        (100,219,094)
Change in Net Appreciation/Depreciation        18,225,710         (121,011,690)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                      (72,129,243)        (224,924,878)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                                  (13,371)          (7,826,514)
  Class C                                            (196)             (99,462)
================================================================================
TOTAL DISTRIBUTIONS                               (13,567)          (7,925,976)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                              165,169,619          409,849,729
  Class A                                       2,380,021                   --
  Class B                                           1,485                   --
  Class C                                       1,562,719            8,625,942
  Class K                                           2,574                1,000
Reinvestment of Distributions
  Investor Class                                   12,462            7,571,388
  Class C                                             182               97,234
================================================================================
                                              169,129,062          426,145,293
Amounts Paid for Repurchases of Shares
  Investor Class                             (197,497,474)        (416,804,053)
  Class A                                      (2,278,068)                  --
  Class C                                      (1,824,148)          (5,356,195)
  Class K                                             (35)                   0
================================================================================
                                             (201,599,725)        (422,160,248)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                (32,470,663)           3,985,045
================================================================================
TOTAL DECREASE IN NET ASSETS                 (104,613,473)        (228,865,809)
NET ASSETS
Beginning of Period                           164,281,101          393,146,910
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  ($5,285) and ($5,146),
  respectively)                           $    59,667,628       $   164,281,101
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
S&P 500 INDEX FUND


                                                         YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
OPERATIONS
Net Investment Loss                       $     1,121,152       $       795,628
Net Realized Loss                              (4,776,216)          (10,045,619)
Change in Net Appreciation/Depreciation       (33,132,274)           (8,095,913)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                      (36,787,338)          (17,345,904)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Institutional Class                              (6,932)              (80,960)
  Investor Class                               (1,112,643)           (2,015,912)
================================================================================
TOTAL DISTRIBUTIONS                            (1,119,575)           (2,096,872)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                              60,055             3,145,596
  Investor Class                              113,976,490           120,500,794
Reinvestment of Distributions
  Institutional Class                               6,932                80,960
  Investor Class                                1,086,073             1,980,650
================================================================================
                                              115,129,550           125,708,000
Amounts Paid for Repurchases of Shares
  Institutional Class                            (153,889)           (4,939,506)
  Investor Class                              (58,005,970)          (79,884,123)
================================================================================
                                              (58,159,859)          (84,823,629)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                 56,969,691            40,884,371
================================================================================
TOTAL INCREASE IN NET ASSETS                   19,062,778            21,441,595
NET ASSETS
Beginning of Period                           116,853,056            95,411,461
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income of
  $8,166 and $6,460, respectively)        $   135,915,834       $   116,853,056
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
SMALL COMPANY GROWTH FUND


                                                        YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
                                                  (Note 1)

OPERATIONS
Net Investment Loss                       $   (11,838,207)      $   ( 4,083,737)
Net Realized Loss                            (343,900,434)         (318,953,447)
Change in Net Appreciation/Depreciation      (118,826,648)         (142,743,589)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                     (474,565,289)         (465,780,773)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                                        0           (82,131,248)
  Class C                                               0              (128,945)
================================================================================
Total Distributions                                     0           (82,260,193)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                            1,668,964,619         2,522,761,344
  Class A                                       5,175,121                    --
  Class B                                          83,804                    --
  Class C                                     242,988,367            13,360,651
  Class K                                      97,590,130                    --
Reinvestment of Distributions
  Investor Class                                        0            79,745,135
  Class C                                               0               128,101
================================================================================
                                            2,014,802,041         2,615,995,231
Amounts Paid for Repurchases of Shares
  Investor Class                           (1,817,548,640)       (2,100,702,067)
  Class A                                      (2,036,706)                   --
  Class C                                    (242,505,249)          (12,477,195)
  Class K                                      (4,561,049)                   --
================================================================================
                                           (2,066,651,644)       (2,113,179,262)

NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                (51,849,603)          502,815,969
================================================================================
TOTAL DECREASE IN NET ASSETS                 (526,414,892)          (45,224,997)
NET ASSETS
Beginning of Period                         1,397,146,797         1,442,371,794
================================================================================
End of Period (Including
  Accumulated Undistributed Net
  Investment Loss of ($55,787)
  and ($45,709), respectively)            $   870,731,905       $ 1,397,146,797
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
VALUE EQUITY FUND


                                                         YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                     2002                  2001
                                                  (Note 1)

OPERATIONS
Net Investment Loss                       $       961,063       $     1,100,851
Net Realized Gain (Loss)                         (276,900)            7,791,525
Change in Net Appreciation/Depreciation       (36,981,073)           (9,963,843)
================================================================================
NET DECREASE IN NET
  ASSETS FROM OPERATIONS                      (36,296,910)           (1,071,467)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                               (7,145,493)          (43,885,630)
  Class A                                          (1,496)                   --
  Class B                                          (1,972)                   --
  Class C                                         (40,643)             (113,944)
================================================================================
TOTAL DISTRIBUTIONS                            (7,189,604)          (43,999,574)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                              234,949,185           363,067,005
  Class A                                         194,149                    --
  Class B                                         294,702                    --
  Class C                                      15,133,201            15,855,600
Reinvestment of Distributions
  Investor Class                                7,004,884            40,382,445
  Class A                                           1,049                    --
  Class B                                           1,907                    --
  Class C                                          38,509               112,157
================================================================================
                                              257,617,586           419,417,207
Amounts Paid for Repurchases of Shares
  Investor Class                             (272,467,187)         (408,530,793)
  Class A                                          (2,898)                   --
  Class B                                          (5,125)                   --
  Class C                                     (14,183,369)          (14,926,324)
================================================================================
                                             (286,658,579)         (423,457,117)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                (29,040,993)           (4,039,910)
================================================================================
TOTAL DECREASE IN NET ASSETS                  (72,527,507)          (49,110,951)
NET ASSETS
Beginning of Period                           199,928,921           249,039,872
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($16,773) and ($22,717),
  respectively)                           $   127,401,414       $   199,928,921
================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

INVESCO STOCK FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Stock Funds, Inc. is incorporated in Maryland and presently consists of seven separate Funds:
Dynamics Fund, Growth Fund, Growth & Income Fund, INVESCO Endeavor Fund, S&P 500 Index Fund, Small Company Growth Fund and Value Equity Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek long-term capital growth for Dynamics, Growth, INVESCO Endeavor and Small Company Growth Funds; to seek a high rate of total return from capital appreciation plus income on investments for Growth & Income Fund; to provide both price performance and income comparable to the Standard and Poor's 500 Composite Stock Price Index for the S&P 500 Index Fund; and to achieve a high total return on investments from capital appreciation and current income for Value Equity Fund. INVESCO Stock Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective April 1, 2002, Small Company Growth Fund - Investor Class reopened to investors.

Effective April 1, 2002, Dynamics, Growth, Growth & Income, INVESCO Endeavor, Small Company Growth and Value Equity Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Effective December 17, 2001, Small Company Growth Fund and effective December 1, 2000, Dynamics, Growth, Growth & Income and INVESCO Endeavor Funds began offering an additional class of shares, referred to as Class K shares. Value Equity Fund's Class K shares were effective August 31, 2001. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions. Certain prior year information has been restated to conform to current year presentation.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities and futures contracts traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Option contracts are valued at the average of the closing bid and ask prices from the exchange with the highest trading volume on that particular day.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS -- The Funds may enter into futures contracts for non-speculative purposes. Upon entering into a contract, the Fund deposits and maintains initial margin deposits as required by the broker upon entering into futures contracts. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold. Securities designated as collateral for market value on futures contracts are noted in the Statement of Investment Securities.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended July 31, 2002, Dynamics and Small Company Growth Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

F. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions declared for the year ended July 31, 2002, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                              ORDINARY INCOME    LONG-TERM CAPITAL    QUALIFYING
FUND                            DISTRIBUTIONS   GAIN DISTRIBUTIONS    PERCENTAGE
--------------------------------------------------------------------------------
Dynamics Fund                  $            0     $      8,601,251         0.00%
Growth Fund                                 0            8,538,710         0.00%
Growth & Income Fund                        0              891,958         0.00%
INVESCO Endeavor Fund                       0               13,567         0.00%
S&P 500 Index Fund                  1,119,575                    0       100.00%
Value Equity Fund                     949,901            6,239,703       100.00%

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. The Fund may use a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as a dividends paid deduction from net investment income and realized captial gains. For the fiscal year ended July 31, 2002, Value Equity Fund used this practice and generated a long-term capital gain dividends paid deduction of $6,240,797.

During the current fiscal year, the Fund adopted the revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, which requires disclosure of tax components. The tax components of the Fund at July 31, 2002 include:

                                                                                             NET TAX
                                      COST OF       GROSS TAX         GROSS TAX         APPRECIATION
                              INVESTMENTS FOR      UNREALIZED        UNREALIZED       (DEPRECIATION)
FUND                             TAX PURPOSES    APPRECIATION      DEPRECIATION       ON INVESTMENTS
----------------------------------------------------------------------------------------------------
Dynamics Fund                  $4,519,373,696    $440,886,698      $959,482,693       $(518,595,995)
Growth Fund                       647,961,121      18,238,625       118,001,511         (99,762,886)
Growth & Income Fund               53,548,879       2,455,302        10,932,174          (8,476,872)
INVESCO Endeavor Fund              64,738,284       4,231,292         7,471,576          (3,240,284)
S&P 500 Index Fund                170,786,354       4,574,791        39,768,393         (35,193,602)
Small Company Growth Fund         975,536,335      87,003,694       178,296,625         (91,292,931)
Value Equity Fund                 123,462,052      21,228,420        19,902,548            1,325,872


                                                                    ACCUMULATED    CUMULATIVE EFFECT
                                UNDISTRIBUTED     ACCUMULATED      CAPITAL LOSS             OF OTHER
FUND                          ORDINARY INCOME   CAPITAL GAINS        CARRYOVERS   TIMING DIFFERENCES
----------------------------------------------------------------------------------------------------
Dynamics Fund                  $            0    $          0  $(1,741,337,396)     $(1,833,003,679)
Growth Fund                                 0               0   (1,095,444,617)        (371,988,335)
Growth & Income Fund                        0               0      (40,128,863)         (44,111,936)
INVESCO Endeavor Fund                       0               0     (160,788,898)         (47,472,267)
S&P 500 Index Fund                     12,605               0       (5,495,760)          (4,377,399)
Small Company Growth Fund                   0               0     (415,820,392)        (250,255,719)
Value Equity Fund                      14,054           1,111                0           (1,187,273)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions and futures contracts.

Capital loss carryovers expire in the years 2006, 2009 and 2010. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

The cumulative effect of other timing differences includes deferred post-October 31 capital and currency losses, deferred director's fees and foreign currency contracts. Deferred post-October 31 capital and currency losses are: Dynamics Fund $1,832,751,014, Growth Fund $371,886,511, Growth & Income Fund $44,107,209,
INVESCO Endeavor Fund $47,466,982, S&P 500 Index Fund $4,372,960, Small Company Growth Fund $250,199,934 and Value Equity Fund $1,156,446.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and Federal income tax purposes, permanent and temporary differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Dynamics, Growth, Growth & Income, INVESCO Endeavor and Small Company Growth Funds reclassified $47,352,175, $10,387,058, $702,387, $1,246,312 and $11,828,052 of net investment losses to paid-in capital.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. OPTION CONTRACTS -- The Fund may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the year ended July 31, 2002, was as follows:

                                                                CALL OPTIONS
--------------------------------------------------------------------------------
                                                          NUMBER         AMOUNT
                                                      OF OPTIONS    OF PREMIUMS
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Options outstanding at July 31, 2001                           0    $         0
Options written                                           (2,422)       271,260
Options closed or expired                                  2,422       (271,260)
Options outstanding at July 31, 2002                           0    $         0

I. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Dynamics and Growth Funds are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                        AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
                                                     $700        $2        $4         $6
                              $0 TO    $350 TO    MILLION   BILLION   BILLION    BILLION      OVER
                               $350       $700      TO $2     TO $4     TO $6      TO $8        $8
FUND                        MILLION    MILLION    BILLION   BILLION   BILLION    BILLION   BILLION
--------------------------------------------------------------------------------------------------
Dynamics Fund                 0.60%      0.55%     0.50%      0.45%     0.40%     0.375%     0.35%
Growth Fund                   0.60%      0.55%     0.50%      0.45%     0.40%     0.375%     0.35%
Small Company Growth Fund     0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%


                                                        AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
                                          $500         $1        $2        $4         $6
                              $0 TO    MILLION    BILLION   BILLION   BILLION    BILLION      OVER
                               $500      TO $1      TO $2     TO $4     TO $6      TO $8        $8
FUND                        MILLION    BILLION    BILLION   BILLION   BILLION    BILLION   BILLION
--------------------------------------------------------------------------------------------------
Growth & Income Fund          0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
INVESCO Endeavor Fund         0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Value Equity Fund             0.75%      0.65%     0.50%      0.45%     0.40%     0.375%     0.35%

S&P 500 Index Fund's investment advisory fee is based on the annual rate of 0.25% of average net assets.

A sub-advisory Agreement between IFG and World Asset Management ("World"), unaffiliated with any IFG entity, provides that investment decisions of S&P 500 Index Fund are made by World.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year/period ended July 31, 2002, amounts paid to the Distributor were as follows:

                                        INVESTOR     CLASS     CLASS        CLASS       CLASS
FUND                                       CLASS         A         B            C           K
---------------------------------------------------------------------------------------------
Dynamics Fund                      $  13,988,320    $  974    $  628   $  297,540   $ 175,421
Growth Fund                            2,266,041        72        57       67,363      11,129
Growth & Income Fund                     181,179        16         2       17,356         100
INVESCO Endeavor Fund                    298,179        75         3       18,498           4
S&P 500 Index Fund                       328,466        --        --           --          --
Small Company Growth Fund              2,929,624       626        67       31,239     200,641
Value Equity Fund                        447,080       101       512       12,790          --

If the Class B Plan is terminated, the Board of Directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the period ended July 31, 2002, for Class B were as follows:

                                                                DISTRIBUTOR'S    DISTRIBUTOR'S
                                                                    AGGREGATE     UNREIMBURSED
                                                                 UNREIMBURSED    EXPENSES AS %
                                              AMOUNT RETAINED        EXPENSES    OF NET ASSETS
FUND                                           BY DISTRIBUTOR      UNDER PLAN         OF CLASS
----------------------------------------------------------------------------------------------
Dynamics Fund - Class B Plan                          $   901      $   16,155            4.15%
Growth Fund - Class B Plan                                 87           1,560            3.97%
Growth & Income Fund - Class B Plan                         4             196            3.25%
INVESCO Endeavor Fund - Class B Plan                        4              16            1.74%
Small Company Growth Fund - Class B Plan                  124           3,188            4.77%
Value Equity Fund - Class B Plan                          627           5,636            2.33%

Distribution Expenses for each class as presented in the Statement of Operations for the year/period ended July 31, 2002 were as follows:

                                        INVESTOR      CLASS     CLASS        CLASS      CLASS
FUND                                       CLASS          A         B            C          K
---------------------------------------------------------------------------------------------
Dynamics Fund                      $  13,462,581   $  1,542    $  927   $  292,177 $  192,792
Growth Fund                            2,121,492         98        87       63,028     12,231
Growth & Income Fund                     172,384         29         4       16,612        117
INVESCO Endeavor Fund                    276,806         96         4       17,034          5
S&P 500 Index Fund                       332,989         --        --           --         --
Small Company Growth Fund              2,826,198      1,452       124       32,263    226,726
Value Equity Fund                        432,460        150       715       13,048         --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the year/period ended July 31, 2002 were as follows:

                         INSTITUTIONAL     INVESTOR   CLASS     CLASS         CLASS       CLASS
FUND                            CLASS         CLASS       A         B             C           K
-----------------------------------------------------------------------------------------------
Dynamics Fund               $     152 $  21,766,055  $  504    $  199    $  128,811  $  142,789
Growth Fund                        --     4,506,799      32        21        63,544      24,210
Growth & Income Fund               --       676,148      37         6        16,078         520
INVESCO Endeavor Fund              --     1,228,065      15        11        29,877         197
S&P 500 Index Fund             14,415       379,383      --        --            --          --
Small Company Growth Fund          --     4,947,246     203        34        23,314          26
Value Equity Fund                  --       793,314      56        45         9,101          --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Funds. Effective June 1, 2002, IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the year/period ended July 31, 2002, total fees voluntarily absorbed were as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS        CLASS     CLASS
FUND                               CLASS           CLASS          A         B            C         K
----------------------------------------------------------------------------------------------------
Dynamics Fund                         --    $  1,017,405       $  0      $  0    $  56,491      $  0
Growth Fund                           --               0         97       201            0         0
Growth & Income Fund                  --         625,115        248       243       17,986     7,619
INVESCO Endeavor Fund                 --       1,181,839          0       248       35,071     2,768
S&P 500 Index Fund             $  28,777         474,747         --        --           --        --
Small Company Growth Fund             --               0          0         0       14,378         0
Value Equity Fund                     --         593,826          0         0        9,750        --

As of the year/period ended July 31, 2002, the reimbursement that may potentially be made by the Funds to IFG and that will expire during the year ended July 31, 2005, are as follows:

                           INSTITUTIONAL        INVESTOR      CLASS     CLASS        CLASS     CLASS
FUND                               CLASS           CLASS          A         B            C         K
----------------------------------------------------------------------------------------------------
Dynamics Fund                  $       0    $          0       $  0      $  0    $  28,197  $      0
Growth Fund                           --               0         97       201            0         0
Growth & Income Fund                  --          94,911        246       242        4,335       503
INVESCO Endeavor Fund                 --         221,651          0       245        8,102       308
S&P 500 Index Fund                 4,447          94,254         --        --           --        --
Small Company Growth Fund             --               0          0         0        7,821         0
Value Equity Fund                     --         115,919          0         0        3,099        --

A 1% redemption fee is retained by S&P 500 Index Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by S&P 500 Index Fund. Total redemption fees received by S&P 500 Index Fund - Institutional Class and S&P 500 Index Fund - Investor Class for the year ended July 31, 2002 were $7 and $72,888, respectively.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                              PURCHASES              SALES
----------------------------------------------------------------------------------------------
Dynamics Fund                                              $  4,236,690,959   $  4,355,583,073
Growth Fund                                                   1,073,150,445      1,340,814,011
Growth & Income Fund                                             56,943,181         69,566,441
INVESCO Endeavor Fund                                           219,235,471        254,018,718
S&P 500 Index Fund                                               58,280,344          3,331,925
Small Company Growth Fund                                     1,097,033,332      1,022,529,641
Value Equity Fund                                                71,127,891        112,589,211

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001.

Pension expenses for the year ended July 31, 2002, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                     UNFUNDED
                                                      PENSION         ACCRUED        PENSION
FUND                                                 EXPENSES   PENSION COSTS      LIABILITY
--------------------------------------------------------------------------------------------
Dynamics Fund                                     $    45,099      $        0     $  251,293
Growth Fund                                             5,984               0        101,844
Growth & Income Fund                                      191               0          4,729
INVESCO Endeavor Fund                                     215               0          7,215
S&P 500 Index Fund                                      1,536               0          4,439
Small Company Growth Fund                              11,835               0         59,473
Value Equity Fund                                       1,792               0         30,833

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the year ended July 31, 2002, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                                 REALIZED
                                       PURCHASES                        SALES                     LOSS ON
                                ------------------------------------------------------          INVESTMENT       VALUE AT
AFFILIATE                       SHARES            COST        SHARES          PROCEEDS          SECURITIES      7/31/2002
-------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                     111,454,257    $111,454,257   245,978,731    $  245,978,731                  --             --
Nationwide Financial
  Services Class A Shrs      1,295,000      53,604,500            --                --                  --  $  39,989,600
Time Warner
  Telecom
  Class A Shrs                 360,600       6,599,422     3,208,400         5,632,984    $  (137,367,703)        277,654
webMethods Inc                      --              --     2,365,300        29,381,898        (91,704,151)      2,880,483

SMALL COMPANY GROWTH FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                       1,401,948       1,401,948    77,135,034        77,135,034                  --             --

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations. Dividend income of $539,150 was received from Nationwide Financial Services Class A Shares during the year ended July 31, 2002. No dividend income was received from any other affiliated companies.

NOTE 5 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive annual income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S Governement, its agencies or instrumentalities. As of July 31, 2002, Dynamics, INVESCO Endeavor and Small Company Growth Funds have on loan securities valued at $75,317,986, $1,351,636 and $30,530,606 respectively. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. During the year ended July 31, 2002, there were no such securities lending arrangements for Growth & Income, S&P 500 Index and Value Equity Funds.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the year ended July 31, 2002, Dynamics, Growth, Growth & Income, INVESCO Endeavor and Value Equity Funds borrowed cash at a weighted average rate ranging from 1.97% to 2.90% and interest expense amounted to $96,055, $50,694, $569, $3,769 and $1,317, respectively. During that same period, Dynamics and Small Company Growth Funds lent cash at a weighted average rate ranging from 2.25% to 2.71% and interest income amounted to $87,185 and $47,072, respectively. At July 31, 2002, INVESCO Sector Funds, Inc. - Gold & Precious Metals Fund had borrowed from Dynamics Fund at an interest rate of 2.09%. The amount of the lending and the related accrued interest are presented in the Statement of Assets and Liabilities. On August 1, 2002, INVESCO Sector Funds, Inc. - Gold & Precious Metals Fund paid the borrowing back to Dynamics Fund in full including interest. During the year ended July 31, 2002, there were no such borrowings and/or lendings for S&P 500 Index Fund.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the year ended July 31, 2002, Dynamics, Growth, INVESCO Endeavor and Small Company Growth Funds borrowed cash at a weighted average rate ranging from 2.29% to 2.90% and interest expenses amounted to $35,444, $16,051, $360 and $9,761, respectively. During the year ended July 31, 2002, there were no such borrowings for Growth & Income, S&P 500 Index and Value Equity Funds.

NOTE 8 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC fee. The CDSC fee may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year/period ended July 31, 2002, the Distributor received the following CDSC fees from Class A, Class B and Class C shareholders:

FUND                                                  CLASS A       CLASS B        CLASS C
------------------------------------------------------------------------------------------
Dynamics Fund                                     $         0    $        0     $   23,608
Growth Fund                                                 0             0         10,422
Growth & Income Fund                                        0             0          1,330
INVESCO Endeavor Fund                                       0             0            992
Small Company Growth Fund                                   0             0          2,593
Value Equity Fund                                           0           275            118

NOTE 9 -- SHARE INFORMATION. Changes in fund share transactions during the year/period ended July 31, 2002 and the year/period ended July 31, 2001 were as follows:

                                             DYNAMICS FUND                        GROWTH FUND                GROWTH & INCOME FUND
                                          YEAR ENDED JULY 31                   YEAR ENDED JULY 31             YEAR ENDED JULY 31
-----------------------------------------------------------------------------------------------------------------------------------
                                       2002                2001           2002                2001         2002                2001
                                    (Note 1)            (Note 1)       (Note 1)            (Note 1)     (Note 1)            (Note 1)
Shares Sold
   Institutional Class            2,322,618              82,177             --                  --           --                  --
   Investor Class             1,007,004,431         416,846,638    293,499,721         442,034,146    7,473,503          12,617,049
   Class A                          683,355                  --         54,166                  --        7,334                  --
   Class B                           36,556                  --         24,060                  --          974                  --
   Class C                       86,880,326          14,338,227      2,750,903           4,136,420      331,799             360,371
   Class K                        5,654,823                367       3,909,174               2,613        9,074               1,049
Shares Issued from
  Reinvestment of Distributions
     Institutional Class                966              2,857              --                  --           --                  --
     Investor Class                 533,720          1,145,587       2,965,102          48,626,141       94,244             551,107
     Class C                          3,443              2,476          24,279             226,135        2,346               6,270
     Class K                          5,305                  0          15,456                   0           17                   0
====================================================================================================================================
                              1,103,125,543        432,418,329     303,242,861         495,025,455    7,919,291          13,535,846
Shares Repurchased
   Institutional Class             (686,853)          (237,321)             --                  --           --                  --
   Investor Class            (1,047,072,631)      (319,494,009)   (382,291,940)       (322,134,707)  (9,141,292)        (15,108,421)
   Class A                         (498,065)                --          (1,327)                 --          (30)                 --
   Class B                             (417)                --               0                  --            0                  --
   Class C                      (87,310,751)       (12,817,189)     (3,466,283)         (1,756,203)    (344,432)           (228,000)
   Class K                       (1,503,717)                (2)     (2,000,943)                  0         (670)                (53)
====================================================================================================================================
                             (1,137,072,434)      (332,548,521)   (387,760,493)       (323,890,910)  (9,486,424)        (15,336,474)
NET INCREASE
  (DECREASE) IN
  FUND SHARES                   (33,946,891)        99,869,808     (84,517,632)        171,134,545   (1,567,133)         (1,800,628)
====================================================================================================================================


                                       INVESCO ENDEAVOR FUND                   S&P 500 INDEX FUND          SMALL COMPANY GROWTH FUND
                                          YEAR ENDED JULY 31                   YEAR ENDED JULY 31              YEAR ENDED JULY 31
------------------------------------------------------------------------------------------------------------------------------------
                                       2002                2001           2002                2001         2002                2001
                                    (Note 1)            (Note 1)       (Note 1)            (Note 1)     (Note 1)            (Note 1)
Shares Sold
   Institutional Class                   --                  --          5,390             218,663            --                 --
   Investor Class                20,724,503          21,558,377     10,083,637           8,632,391   152,230,876        168,166,641
   Class A                          307,620                  --             --                  --       529,205                 --
   Class B                              174                  --             --                  --         7,959                 --
   Class C                          182,242             498,307             --                  --    23,365,133            871,949
   Class K                              366                  58             --                  --     8,324,153                 --
Shares Issued from
  Reinvestment of Distributions
     Institutional Class                 --                  --            667               5,864            --                 --
     Investor Class                   1,309             437,400        100,207             142,892             0          5,615,855
     Class C                             19               5,650             --                  --             0              9,117
====================================================================================================================================
                                 21,216,233          22,499,792     10,189,901           8,999,810   184,457,326        174,663,562
Shares Repurchased
   Institutional Class                   --                  --        (13,188)           (355,171)           --                 --
   Investor Class               (24,771,482)        (22,910,337)    (5,139,915)         (5,719,548) (166,398,528)      (142,299,748)
   Class A                         (307,507)                 --             --                  --      (219,415)                --
   Class C                         (218,017)           (376,737)            --                  --   (23,392,895)          (823,823)
   Class K                               (4)                  0             --                  --      (436,821)                --
====================================================================================================================================
                                (25,297,010)        (23,287,074)    (5,153,103)         (6,074,719) (190,447,659)      (143,123,571)
NET INCREASE
  (DECREASE) IN
  FUND SHARES                    (4,080,777)           (787,282)     5,036,798           2,925,091    (5,990,333)        31,539,991
====================================================================================================================================

                                             VALUE EQUITY FUND
                                            YEAR ENDED JULY 31
-----------------------------------------------------------------
                                        2002                2001
                                     (Note 1)
Shares Sold
   Investor Class                 12,155,609          15,919,746
   Class A                            10,203                  --
   Class B                            15,111                  --
   Class C                           798,955             720,579
Shares Issued from
  Reinvestment of Distributions
      Investor Class                 366,423           1,939,285
      Class A                             62                  --
      Class B                            111                  --
      Class C                          2,040               5,427
=================================================================
                                  13,348,514          18,585,037
Shares Repurchased
   Investor Class                (14,187,444)        (18,370,431)
   Class A                              (146)                 --
   Class B                              (284)                 --
   Class C                          (744,206)           (680,687)
=================================================================
                                 (14,932,080)        (19,051,118)
NET DECREASE IN
  FUND SHARES                     (1,583,566)           (466,081)
=================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Stock Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Dynamics Fund, INVESCO Growth Fund, INVESCO Growth & Income Fund, INVESCO Endeavor Fund, INVESCO S&P 500 Index Fund, INVESCO Small Company Growth Fund and INVESCO Value Equity Fund (constituting INVESCO Stock Funds, Inc., hereafter referred to as the "Fund") at July 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
September 3, 2002

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         PERIOD
                                                                          ENDED
                                                YEAR ENDED JULY 31      JULY 31
--------------------------------------------------------------------------------
                                                2002          2001       2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period      $  17.28      $  27.87   $  24.29
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                            (0.08)        (0.07)     (0.02)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)               (6.30)       (10.44)      3.60
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (6.38)       (10.51)      3.58
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                0.02          0.08       0.00
================================================================================
Net Asset Value -- End of Period            $  10.88      $  17.28   $   27.87
================================================================================

TOTAL RETURN                                 (36.95%)      (37.78%)    14.74%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $ 25,133      $ 11,622    $ 22,989
Ratio of Expenses to Average Net Assets(d)     0.84%         0.77%      0.77%(e)
Ratio of Net Investment Loss to Average
  Net Assets                                  (0.53%)       (0.26%)   (0.22%)(e)
Portfolio Turnover Rate                          81%           55%        75%(f)

(a)  From May 23, 2000,  since  inception of  Institutional  Class,  to July 31,
     2000.

(b) The per share information was computed based on average shares for the year ended July 31, 2002, 2001 and the period ended July 31, 2000.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(e)  Annualized

(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    PERIOD
                                                                                     ENDED
                                                     YEAR ENDED JULY 31            JULY 31       YEAR ENDED APRIL 30
-----------------------------------------------------------------------------------------------------------------------
                                              2002         2001         2000       1999(a)        1999           1998

PER SHARE DATA
Net Asset Value--Beginning  of Period    $    17.23   $    27.86   $    19.39   $    18.15   $    16.41     $    12.02
=======================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                        (0.00)       (0.12)       (0.00)       (0.00)       (0.00)         (0.05)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (6.40)      (10.43)        9.51         1.24         3.04           6.39
=======================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (6.40)      (10.55)        9.51         1.24         3.04           6.34
=======================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.02         0.08         1.04         0.00         1.30           1.95
=======================================================================================================================
Net Asset Value -- End of Period         $    10.81   $    17.23   $    27.86   $    19.39   $    18.15     $    16.41
=======================================================================================================================

TOTAL RETURN                                (37.17%)     (37.94%)      50.34%        6.83%(d)    20.83%          56.42%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                         $ 3,688,213    $ 6,562,467   $ 7,865,489   $ 2,471,482 $ 2,044,321 $ 1,340,299
Ratio of Expenses to Average Net
  Assets(e)(f)                                 1.21%          1.00%         0.89%      1.03%(g)       1.05%       1.08%
Ratio of Net Investment Loss to
  Average Net Assets(f)                       (0.86%)        (0.49%)       (0.34%)    (0.32%)(g)     (0.41%)     (0.43%)
Portfolio Turnover Rate                          81%            55%           75%         23%(d)       129%        178%

(a)  From May 1, 1999 to July 31, 1999.

(b) The per share information was computed based on average shares for the year ended July 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2002 and 2000, the period ended July 31, 1999 and the year ended April 30, 1999.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.23% and ratio of net investment loss to average net assets would have been (0.88%).

(g)  Annualized

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              CLASS A                CLASS B

                                              PERIOD                  PERIOD
                                               ENDED                   ENDED
                                             JULY 31                 JULY 31
--------------------------------------------------------------------------------
                                                2002(a)                 2002(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period      $  15.30                $  15.30
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                            (0.03)                  (0.06)
Net Losses on Securities
  (Both Realized and Unrealized)               (4.45)                  (4.46)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (4.48)                  (4.52)
================================================================================
Net Asset Value -- End of Period            $  10.82                $  10.78
================================================================================

TOTAL RETURN(c)                              (29.22%)(d)             (29.54%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $  2,006                $    390
Ratio of Expenses to Average Net Assets(e)     1.11%(f)                2.09%(f)
Ratio of Net Investment Loss to Average
  Net Assets                                 (0.76%)(f)              (1.71%)(f)
Portfolio Turnover Rate                         81%(g)                  81%(g)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b) The per share information for each class was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                       PERIOD
                                                                        ENDED
                                               YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------
                                               2002          2001        2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  17.04      $  27.78    $  28.25
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                        (0.25)        (0.06)      (0.00)
Net Losses on Securities
  (Both Realized and Unrealized)              (6.17)       (10.60)      (0.47)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (6.42)       (10.66)      (0.47)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.02          0.08        0.00
================================================================================
Net Asset Value -- End of Period           $  10.60      $  17.04    $  27.78
================================================================================

TOTAL RETURN(d)                             (37.76%)      (38.45%)    (1.66%)(e)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                           $ 13,440      $ 28,887     $ 4,779
Ratio of Expenses to Average Net
  Assets(f)(g)                                1.96%         1.86%       1.71%(h)
Ratio of Net Investment Loss to Average
  Net Assets(g)                              (1.59%)       (1.34%)    (1.20)%(h)
Portfolio Turnover Rate                         81%           55%         75%(i)

(a)  From February 15, 2000, since inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the period ended July 31, 2000.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.

(d)  The applicable CDSC fees are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.16% and ratio of net investment loss to average net assets would have been (1.79%).

(h)  Annualized

(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                  YEAR                   PERIOD
                                                 ENDED                    ENDED
                                               JULY 31                  JULY 31
--------------------------------------------------------------------------------
                                                  2002                   2001(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period        $  17.19               $  22.50
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.15)                 (0.03)
Net Losses on Securities
  (Both Realized and Unrealized)                 (6.26)                 (5.28)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (6.41)                 (5.31)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.02                   0.00
================================================================================
Net Asset Value -- End of Period              $  10.76               $  17.19
================================================================================

TOTAL RETURN                                   (37.32%)              (23.60%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $ 44,745               $     6
Ratio of Expenses to Average Net
  Assets(d)(e)                                   1.36%                  1.48%(f)
Ratio of Net Investment Loss to Average
  Net Assets(e)                                 (1.05%)               (1.03%)(f)
Portfolio Turnover Rate                            81%                   55%(g)

(a)  From December 1, 2000, since inception of Class, to July 31, 2001.

(b) The per share information was computed based on average shares for the year ended July 31, 2002.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.06% (annualized), and ratio of net investment loss to average net assets would have been (2.61%) (annualized).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

GROWTH FUND -- INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      PERIOD
                                                                                       ENDED
                                                       YEAR ENDED JULY 31            JULY 31       YEAR ENDED APRIL 30
-----------------------------------------------------------------------------------------------------------------------
                                              2002         2001         2000       1999(a)        1998           1997

PER SHARE DATA
Net Asset Value--Beginning  of Period    $     3.08   $     8.47   $     6.75   $     5.15   $     6.06     $     5.44
=======================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)               (0.03)       (0.05)       (0.00)       (0.00)        0.02           0.01
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (1.39)       (4.27)        2.48         2.11         0.69           1.39
=======================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (1.42)       (4.32)        2.48         2.11         0.71           1.40
=======================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.02         1.07         0.76         0.51         1.62           0.78
=======================================================================================================================
Net Asset Value -- End of Period         $     1.64   $     3.08   $     8.47   $     6.75   $     5.15      $    6.06
=======================================================================================================================

TOTAL RETURN                                (46.28%)     (56.43%)      38.42%       42.06%(d)     13.42%        28.14%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                         $ 525,365    $ 1,251,042   $ 2,008,680 $ 1,232,908  $  747,739       $ 709,220
Ratio of Expenses to Average Net
  Assets(e)                                  1.55%          1.16%         1.02%     1.03%(f)      1.04%           1.07%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                     (1.20%)        (0.96%)       (0.63%)   (0.08%)(f)     0.37%           0.22%
Portfolio Turnover Rate                       129%           129%          168%       134%(d)      153%            286%

(a)  From September 1, 1998 to July 31, 1999.

(b) The per share information was computed based on average shares for the years ended July 31, 2002 and 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000 and the period ended July 31, 1999.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f)  Annualized

FINANCIAL HIGHLIGHTS

GROWTH FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                              CLASS A                CLASS B

                                              PERIOD                  PERIOD
                                               ENDED                   ENDED
                                             JULY 31                 JULY 31
--------------------------------------------------------------------------------
                                                2002(a)                 2002(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period      $   2.34                $   2.34
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                            (0.01)                  (0.01)
Net Losses on Securities
  (Both Realized and Unrealized)               (0.69)                  (0.70)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (0.70)                  (0.71)
================================================================================
Net Asset Value -- End of Period            $   1.64                $   1.63
================================================================================

TOTAL RETURN(c)                              (29.91%)(d)             (30.34%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $     87                $     39
Ratio of Expenses to Average Net
  Assets(e)(f)                                  1.65%(g)               2.30%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                                (0.89%)(g)             (1.59%)(g)
Portfolio Turnover Rate                          129%(h)                129%(h)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b) The per share information for each class was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of each Class were voluntarily absorbed by IFG for the period ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.99% (annualized) for Class A and 4.56% (annualized) for Class B and ratio of net investment loss to average net assets would have been (1.23%)
     (annualized)  for  Class  A and  (3.85%)  (annualized)  for  Class  B.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       PERIOD
                                                                        ENDED
                                               YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------
                                               2002          2001        2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $   3.05      $   8.44    $   8.26
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                           (0.05)        (0.03)      (0.05)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (1.38)        (4.29)       0.23
================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (1.43)        (4.32)       0.18
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.02          1.07        0.00
================================================================================
Net Asset Value -- End of Period           $   1.60      $   3.05    $   8.44
================================================================================

TOTAL RETURN(c)                             (47.07%)      (56.67%)      2.18%(d)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                           $ 3,669       $ 9,108     $ 3,213
Ratio of Expenses to Average Net Assets(e)   3.03%         2.04%       1.76%(f)
Ratio of Net Investment Loss to Average
  Net Assets                                (2.69%)       (1.82%)    (1.54%)(f)
Portfolio Turnover Rate                       129%          129%       168%(g)

(a)  From February 15, 2000, since inception of Class C, to July 31, 2000.

(b) The per share information was computed based on average shares for the period ended July 31, 2000.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

GROWTH FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                  YEAR                   PERIOD
                                                 ENDED                    ENDED
                                               JULY 31                  JULY 31
--------------------------------------------------------------------------------
                                                  2002                   2001(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period        $   3.03               $   5.41
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.02)                 (0.02)
Net Losses on Securities (Both Realized
  and Unrealized)                                (1.49)                 (2.36)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (1.51)                 (2.38)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.02                   0.00
================================================================================
Net Asset Value -- End of Period              $   1.50               $   3.03
================================================================================

TOTAL RETURN                                   (50.02%)              (43.99%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $  2,888               $     8
Ratio of Expenses to Average Net Assets(d)       2.32%                 2.96%(e)
Ratio of Net Investment Loss to Average
  Net Assets                                    (1.91%)               (2.72%)(e)
Portfolio Turnover Rate                           129%                  129%(f)

(a)  From December 1, 2000, since inception of Class, to July 31, 2001.

(b) The per share information was computed based on average shares for the period ended July 31, 2001.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees) .

(e)  Annualized

(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- INVESTOR CLASS
-------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                         PERIOD       PERIOD
                                                                                          ENDED        ENDED
                                                       YEAR ENDED JULY 31               JULY 31     APRIL 30
-------------------------------------------------------------------------------------------------------------
                                               2002         2001         2000           1999(a)       1999(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period    $   10.21    $   18.93     $  15.37      $   14.54      $  10.00
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss(d)                        (0.08)       (0.00)       (0.00)         (0.00)        (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (3.81)       (7.93)        4.60           0.83          5.22
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (3.89)       (7.93)        4.60           0.83          5.22
=============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.10         0.79         1.04           0.00          0.68
=============================================================================================================
Net Asset Value -- End of Period          $    6.22    $   10.21     $  18.93      $   15.37      $  14.54
=============================================================================================================

TOTAL RETURN                                (38.37%)     (43.25%)      30.79%          5.71%(e)      53.07%(e)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $  44,018    $  88,409     $  200,584    $  61,316      $  53,994
Ratio of Expenses to Average Net
  Assets(f)(g)                                1.50%        1.51%          1.46%        1.52%(h)       1.52%(h)
Ratio of Net Investment Loss to Average
  Net Assets(g)                              (0.98%)      (0.99%)        (0.85%)     (0.45%)(h)      (0.25%)(h)
Portfolio Turnover Rate                         82%         218%           177%         46%(e)         121%(e)

(a)  From May 1, 1999 to July 31, 1999.

(b)  From July 1, 1998,  commencement  of  investment  operations,  to April 30,
     1999.

(c) The per share information was computed based on average shares for the year ended July 31, 2002.

(d) Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2001 and 2000 and the periods ended July 31, 1999 and April 30, 1999.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002, 2001 and 2000 and the periods ended July 31, 1999 and April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.40%, 1.69%, 1.46%, 1.75% (annualized), 1.71% (annualized), respectively, and ratio of net investment loss to average net assets would have been (1.88%), (1.17%), (0.85%), (0.68%) (annualized) and (0.44%) (annualized), respectively.

(h)  Annualized

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                              CLASS A                CLASS B

                                              PERIOD                  PERIOD
                                               ENDED                   ENDED
                                             JULY 31                 JULY 31
--------------------------------------------------------------------------------
                                                2002(a)                 2002(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period      $   8.54                $   8.54
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                            (0.02)                  (0.02)
Net Losses on Securities (Both Realized
  and Unrealized)                              (2.30)                  (2.33)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (2.32)                  (2.35)
================================================================================
Net Asset Value -- End of Period            $   6.22                $   6.19
================================================================================

TOTAL RETURN(c)                              (27.17%)(d)             (27.40%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $     45                $      6
Ratio of Expenses to Average Net
  Assets(e)(f)                                 1.60%(g)                2.30%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                               (1.04%)(g)              (1.80%)(g)
Portfolio Turnover Rate                          82%(h)                  82%(h)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b) The per share information for each class was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of each Class were voluntarily absorbed by IFG for the period ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 4.55% (annualized) for Class A and 62.08% (annualized) for Class B, and ratio of net investment loss to average net assets would have been (3.99%) (annualized) for Class A and (61.58%) (annualized) for Class B.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       PERIOD
                                                                        ENDED
                                               YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------
                                               2002          2001        2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  10.09      $  18.87    $  18.19
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                           (0.05)        (0.03)      (0.13)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                    (3.84)        (7.96)       0.81
================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (3.89)        (7.99)       0.68
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.10          0.79        0.00
================================================================================
Net Asset Value -- End of Period           $   6.10      $  10.09    $  18.87
================================================================================

TOTAL RETURN(c)                             (38.83%)      (43.72%)      3.74%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted) $  1,231      $  2,142    $  1,388
Ratio of Expenses to Average Net
  Assets(e)(f)                                2.25%         2.27%       2.00%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                              (1.72%)       (1.78%)    (1.63%)(g)
Portfolio Turnover Rate                         82%          218%       177%(h)

(a)  From February 15, 2000, since inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the period ended July 31, 2000.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002 and 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.33% and 2.32%, respectively, and ratio of net investment loss to average net assets would have been (2.80%) and (1.83%), respectively.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  YEAR                   PERIOD
                                                 ENDED                    ENDED
                                               JULY 31                  JULY 31
--------------------------------------------------------------------------------
                                                  2002                   2001(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period        $  10.21               $  15.22
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.08)                 (0.02)
Net Losses on Securities (Both Realized
  and Unrealized)                                (3.83)                 (4.99)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (3.91)                 (5.01)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.10                   0.00
================================================================================
Net Asset Value -- End of Period              $   6.20               $  10.21
================================================================================

TOTAL RETURN                                   (38.57%)              (32.92%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $    58                $    10
Ratio of Expenses to Average Net Assets(d)(e)   1.70%                  1.81%(f)
Ratio of Net Investment Loss to Average
  Net Assets(e)                                (1.18%)                (1.31%)(f)
Portfolio Turnover Rate                           82%                    218%(g)

(a)  From December 1, 2000, since inception of Class, to July 31, 2001.

(b) The per share information was computed based on average shares for the period ended July 31, 2001.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2002 and the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 30.95% and 2.68% (annualized), respectively, and ratio of net investment loss to average net assets would have been (30.43%) and (2.18%) (annualized), respectively.

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

INVESCO ENDEAVOR FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                         PERIOD       PERIOD
                                                                                          ENDED        ENDED
                                                       YEAR ENDED JULY 31               JULY 31     APRIL 30
-------------------------------------------------------------------------------------------------------------
                                               2002         2001         2000           1999(a)       1999(b)
PER SHARE DATA
Net Asset Value -- Beginning of Period    $   10.68    $   24.32     $  16.61      $   16.32      $  10.00
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss(d)                        (0.09)       (0.23)       (0.00)         (0.03)        (0.03)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (5.31)      (12.93)        9.04           0.32          6.35
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (5.40)      (13.16)        9.04           0.29          6.32
=============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS(e)            0.00         0.48         1.33           0.00          0.00
=============================================================================================================
Net Asset Value -- End of Period          $    5.28    $   10.68     $  24.32      $   16.61      $  16.32
=============================================================================================================

TOTAL RETURN                                (50.56%)     (54.86%)      55.84%          1.78%(f)     63.20%(f)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $ 58,652     $ 161,842     $ 390,638     $ 109,532      $ 72,592
Ratio of Expenses to Average Net
  Assets(g)(h)                               1.50%         1.51%         1.41%         1.49%(i)      1.43%(i)
Ratio of Net Investment Loss to
  Average Net Assets(h)                     (1.10%)       (1.24%)       (0.93%)       (0.83%)(i)    (0.55%)(i)
Portfolio Turnover Rate                       201%          195%           81%           47%(f)       107%(f)

(a)  From May 1, 1999 to July 31, 1999.

(b) From October 28, 1998, commencement of investment operations, to April 30, 1999.

(c) The per share information was computed based on average shares for the years ended July 31, 2002 and 2001 and the period ended April 30, 1999.

(d) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000.

(e) Dividends and Distributions aggregated less than $0.01 on a per share basis for the year ended July 31, 2002.

(f) Based on operations for the period shown and, accordingly, is not representative of a full year.

(g) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(h) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002 and 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.56% and 1.73%, respectively, and ratio of net investment loss to average net assets would have been (2.16%) and (1.46%), respectively.

(i)  Annualized

FINANCIAL HIGHLIGHTS

INVESCO ENDEAVOR FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                              CLASS A                CLASS B

                                              PERIOD                  PERIOD
                                               ENDED                   ENDED
                                             JULY 31                 JULY 31
--------------------------------------------------------------------------------
                                                2002(a)                 2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period      $   8.75                $   8.75
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                            (0.03)                  (0.05)
Net Losses on Securities (Both Realized
  and Unrealized)                              (3.07)                  (3.43)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (3.10)                  (3.48)
================================================================================
Net Asset Value -- End of Period            $   5.65                $   5.27
================================================================================

TOTAL RETURN(c)                              (35.09%)(d)             (39.77%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $      1                $      1
Ratio of Expenses to Average Net
  Assets(e)(f)                                 1.43%(g)                2.50%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                               (1.34%)(g)              (2.16%)(g)
Portfolio Turnover Rate                         201%(h)                 201%(h)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b) The per share information for each class was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of Class B were voluntarily absorbed by IFG for the period ended July 31, 2002. If such expenses had not been voluntarily absorbed for Class B, ratio of expenses to average net assets would have been 69.33% (annualized) and ratio of net investment loss to average net assets would have been (68.99%)(annualized).

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

INVESCO ENDEAVOR FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       PERIOD
                                                                        ENDED
                                               YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------
                                               2002          2001        2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  10.57      $  24.27    $  25.74
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                           (0.06)        (0.12)      (0.16)
Net Losses on Securities
  (Both Realized and Unrealized)              (5.32)       (13.10)      (1.31)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (5.38)       (13.22)      (1.47)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS(c)            0.00          0.48        0.00
================================================================================
Net Asset Value -- End of Period           $   5.19      $  10.57    $  24.27
================================================================================

TOTAL RETURN(d)                             (50.89%)      (55.22%)    (5.71%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted) $  1,011      $  2,438    $ 2,509
Ratio of Expenses to Average Net
  Assets(f)(g)                                2.25%         2.26%      2.05%(h)
Ratio of Net Investment Loss to Average
  Net Assets(g)                              (1.85%)       (1.97%)    (1.58%)(h)
Portfolio Turnover Rate                        201%          195%        81%(i)

(a)  From February 15, 2000, since inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the period ended July 31, 2000.

(c) Dividends and Distributions aggregated less than $0.01 on a per share basis for the year ended July 31, 2002.

(d)  The applicable CDSC fees are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002 and 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 4.31% and 2.48%, respectively, and ratio of net investment loss to average net assets would have been (3.91%) and (2.19%), respectively.

(h)  Annualized

(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

INVESCO ENDEAVOR FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  YEAR                   PERIOD
                                                 ENDED                    ENDED
                                               JULY 31                  JULY 31
--------------------------------------------------------------------------------
                                                  2002                   2001(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period        $  10.67               $  17.31
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.03)                 (0.13)
Net Losses on Securities
  (Both Realized and Unrealized)                 (5.37)                 (6.51)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (5.40)                 (6.64)
================================================================================
Net Asset Value -- End of Period              $   5.27               $  10.67
================================================================================

TOTAL RETURN                                   (50.61%)              (38.36%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $      2               $     1
Ratio of Expenses to Average Net Assets(d)(e)    1.70%                 1.74%(f)
Ratio of Net Investment Loss to Average
  Net Assets(e)                                 (1.33%)               (1.44%)(f)
Portfolio Turnover Rate                           201%                  195%(g)

(a)  From December 1, 2000, since inception of Class, to July 31, 2001.

(b) The per share information was computed based on average shares for the period ended July 31, 2001.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2002 and the period ended July 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 285.50% and 4.23% (annualized), respectively, and ratio of net investment loss to average net assets would have been (285.13%) and (3.93%) (annualized), respectively.

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND -- INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                                      PERIOD
                                                                                                       ENDED
                                                              YEAR ENDED JULY 31                     JULY 31
-------------------------------------------------------------------------------------------------------------
                                               2002         2001         2000           1999          1998(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period    $   12.45    $   15.07     $  14.21      $   12.01      $  10.00
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income                          0.08         0.19         0.15           0.18          0.11
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (3.11)       (2.44)        1.05           2.26          1.98
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (3.03)       (2.25)        1.20           2.44          2.09
=============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.19         0.37         0.34           0.24          0.08
=============================================================================================================
Net Asset Value -- End of Period          $    9.23    $   12.45     $  15.07      $   14.21      $  12.01
=============================================================================================================

TOTAL RETURN                                (24.50%)     (15.09%)       8.47%         20.40%        20.93%(c)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $     338    $     544     $  2,627      $   4,420      $  3,259
Ratio of Expenses to Average Net
  Assets(d)(e)                                0.35%        0.35%        0.36%          0.35%         0.46%(f)
Ratio of Net Investment Income to Average
  Net Assets(e)                               1.15%        1.03%        1.00%          1.36%         1.96%(f)
Portfolio Turnover Rate                          3%          43%          13%             2%         0%(c)(g)

(a) From December 23, 1997, commencement of investment operations, to July 31, 1998.

(b) The per share information was computed based on average shares for the year ended July 31, 2001.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002, 2001, 2000 and 1999 and the period ended July 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 7.36%, 1.84%, 1.00%, 1.17% and 2.51% (annualized), respectively, and ratio of net investment income
     (loss) to average net assets would have been (5.86%), (0.46%), 0.36%, 0.54% and (0.09%) (annualized), respectively.

(f)  Annualized

(g) Portfolio Turnover calculated to less than 0.10% for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                                      PERIOD
                                                                                                       ENDED
                                                              YEAR ENDED JULY 31                     JULY 31
-------------------------------------------------------------------------------------------------------------
                                               2002         2001         2000           1999          1998(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period    $   12.78    $   15.36     $  14.39      $   12.14      $  10.00
=============================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.09         0.10         0.11           0.14          0.07
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (3.19)       (2.39)        1.09           2.29          2.14
=============================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (3.10)       (2.29)        1.20           2.43          2.21
=============================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.09         0.29         0.23           0.18          0.07
=============================================================================================================
Net Asset Value -- End of Period          $    9.59    $   12.78     $  15.36      $   14.39      $  12.14
=============================================================================================================

TOTAL RETURN                                (24.33%)     (15.07%)       8.34%         20.09%        22.11%(b)

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $ 135,578    $ 116,309     $ 92,784      $ 64,613       $ 15,065
Ratio of Expenses to Average Net
  Assets(c)(d)                                0.65%        0.63%        0.63%         0.60%          0.62%(e)
Ratio of Net Investment Income to
  Average Net Assets(d)                       0.84%        0.75%        0.74%         1.06%          1.52%(e)
Portfolio Turnover Rate                          3%          43%          13%            2%          0%(b)(f)

(a)  From December 23, 1997, commencement of investment operations,  to July 31,
     1998.

(b) Based on operations for the period shown and, accordingly, is not representative of a full year.

(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(d) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002, 2001, 2000 and 1999 and the period ended July
     31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.01%, 0.99%, 0.95%, 0.99% and 1.71% (annualized), respectively, and ratio of net investment income to average net assets would have been 0.48%, 0.39%, 0.43%, 0.67% and 0.43%
     (annualized), respectively.

(e)  Annualized

(f)  Portfolio Turnover  calculated to less than 0.10% for the period ended July
     31, 1998.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                         PERIOD
                                                                                          ENDED
                                                       YEAR ENDED JULY 31               JULY 31       YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------------------------------
                                               2002         2001         2000           1999(a)       1999          1998
PER SHARE DATA
Net Asset Value -- Beginning of Period    $   12.76    $   18.50     $  13.61      $   12.08      $  11.90     $  12.82
========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                        (0.01)       (0.04)       (0.00)         (0.00)        (0.00)       (0.06)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (4.34)       (4.77)        6.88           1.53          1.35         2.56
========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (4.35)       (4.81)        6.88           1.53          1.35         2.50
========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.00         0.93         1.99           0.00          1.17         3.42
========================================================================================================================
Net Asset Value -- End of Period          $    8.41    $   12.76     $  18.50      $   13.61      $  12.08     $  11.90
========================================================================================================================

TOTAL RETURN                                (34.09%)     (26.53%)      53.55%         12.67%(d)      12.91%      22.65%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $ 800,520    $ 1,395,113   $ 1,440,445   $ 452,861      $ 318,109    $ 272,619
Ratio of Expenses to Average Net
  Assets(e)(f)                                1.45%          1.29%         1.20%       1.50%(g)       1.51%        1.48%
Ratio of Net Investment Loss to
  Average Net Assets(f)                      (1.01%)        (0.28%)       (0.34%)     (0.69%)(g)     (0.58%)      (0.42%)
Portfolio Turnover Rate                         99%           112%          186%          41%(d)       203%         158%

(a)  From June 1, 1999 to July 31, 1999.

(b) The per share information was computed based on average shares for the year ended July 31, 2001.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000, the period ended July 31, 1999 and the year ended May 31, 1999.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2000, the period ended July 31, 1999, and the year ended May 31, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.21%, 1.62% (annualized) and 1.59%, respectively, and ratio of net investment loss to average net assets would have been (0.35%), (0.81%) (annualized) and (0.66%), respectively.

(g)  Annualized

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              CLASS A                CLASS B

                                              PERIOD                  PERIOD
                                               ENDED                   ENDED
                                             JULY 31                 JULY 31
--------------------------------------------------------------------------------
                                                2002(a)                 2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period      $  11.25                $  11.25
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                            (0.02)                  (0.04)
Net Losses on Securities (Both Realized
  and Unrealized)                              (2.82)                  (2.80)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (2.84)                  (2.84)
================================================================================
Net Asset Value -- End of Period            $   8.41                $   8.41
================================================================================

TOTAL RETURN(c)                              (25.24%)(d)             (25.24%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $ 2,607                 $     67
Ratio of Expenses to Average Net Assets(e)    1.24%(f)                 2.14%(f)
Ratio of Net Investment Loss to Average
  Net Assets                                 (0.74%)(f)               (1.68%)(f)
Portfolio Turnover Rate                         99%(g)                   99%(g)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b) The per share information for each class was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       PERIOD
                                                                        ENDED
                                               YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------
                                               2002          2001        2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  12.54      $  18.37    $  20.68
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                        (0.18)        (0.12)      (0.00)
Net Losses on Securities
  (Both Realized and Unrealized)              (4.27)        (4.78)      (2.31)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (4.45)        (4.90)      (2.31)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.00          0.93        0.00
================================================================================
Net Asset Value -- End of Period           $   8.09      $  12.54    $  18.37
================================================================================

TOTAL RETURN(d)                             (35.57%)      (27.24%)   (11.17%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 1,087       $ 2,034     $ 1,926
Ratio of Expenses to Average Net
  Assets(f)(g)                               2.25%         2.13%        1.83%(h)
Ratio of Net Investment Loss to Average
  Net Assets(g)                             (1.81%)       (1.12%)     (0.91%)(h)
Portfolio Turnover Rate                        99%          112%        186%(i)

(a)  From February 15, 2000, since inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the year ended July 31, 2002.

(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July 31, 2000.

(d)  The applicable CDSC fees are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, is not representative of a full year.

(f) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(g) Various expenses of the Class were voluntarily absorbed by IFG for the year ended July 31, 2002. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.70% and ratio of net investment loss to average net assets would have been (2.26%).

(h)  Annualized

(i) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                         PERIOD
                                                                          ENDED
                                                                        JULY 31
--------------------------------------------------------------------------------
                                                                         2002(a)

PER SHARE DATA
Net Asset Value -- Beginning of Period                           $      11.76
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                                     (0.05)
Net Losses on Securities (Both Realized and Unrealized)                 (3.28)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                        (3.33)
================================================================================
Net Asset Value -- End of Period                                 $       8.43
================================================================================

TOTAL RETURN                                                         (28.32%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)                       $     66,451
Ratio of Expenses to Average Net Assets(d)                             1.17%(e)
Ratio of Net Investment Loss to Average Net Assets                    (0.80%)(e)
Portfolio Turnover Rate                                                  99%(f)

(a)  From December 17, 2001, since inception of Class, to July 31, 2002.

(b)  The per share information was computed based on average shares.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(e)  Annualized

(f) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         PERIOD
                                                                                          ENDED
                                                       YEAR ENDED JULY 31               JULY 31       YEAR ENDED AUGUST 31
--------------------------------------------------------------------------------------------------------------------------
                                               2002         2001         2000           1999(a)       1998            1997
PER SHARE DATA
Net Asset Value -- Beginning of Period    $   21.19    $   25.15     $  29.61      $   25.68      $  28.30       $   22.24
==========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.11         0.11         0.11           0.17          0.26            0.35
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (4.29)       (0.15)       (1.96)          6.25         (0.43)           6.62
==========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (4.18)       (0.04)       (1.85)          6.42         (0.17)           6.97
==========================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.78         3.92         2.61           2.49          2.45            0.91
==========================================================================================================================
Net Asset Value -- End of Period          $   16.23    $   21.19     $  25.15      $   29.61      $  25.68       $   28.30
==========================================================================================================================

TOTAL RETURN                                (20.28%)       0.20%       (6.52%)        25.41%(b)     (1.06%)         32.04%

RATIOS
Net Assets -- End of Period
  ($000 Omitted)                          $ 125,313    $ 198,905     $ 248,944     $ 369,982      $ 349,984      $ 369,766
Ratio of Expenses to Average Net
  Assets(c)(d)                                1.30%        1.31%         1.31%         1.27%(e)       1.15%          1.04%
Ratio of Net Investment Income to
  Average Net Assets(d)                       0.55%        0.48%         0.40%         0.63%(e)       0.86%          1.35%
Portfolio Turnover Rate                         43%          54%           67%           22%(b)         48%            37%

(a)  From September 1, 1998 to July 31, 1999.

(b) Based on operations for the period shown and, accordingly, is not representative of a full year.

(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, if applicable, which is before any offset arrangements (which may include custodian and transfer agent fees).

(d) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002, 2001 and 2000, the period ended July 31, 1999 and the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.64%, 1.53%, 1.44%, 1.38% (annualized) and 1.19%, respectively, and ratio of net investment income to average net assets would have been 0.21%, 0.26%, 0.27%, 0.52% (annualized) and 0.82%, respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND -- CLASS A & CLASS B
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                              CLASS A                CLASS B

                                              PERIOD                  PERIOD
                                               ENDED                   ENDED
                                             JULY 31                 JULY 31
--------------------------------------------------------------------------------
                                                2002(a)                 2002(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period      $  20.20                $  20.20
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                    0.06                   (0.01)
Net Losses on Securities (Both Realized
  and Unrealized)                              (3.98)                  (3.86)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS               (3.92)                  (3.87)
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                0.19                    0.15
================================================================================
Net Asset Value -- End of Period            $  16.09                $  16.18
================================================================================

TOTAL RETURN(c)                              (19.46%)(d)             (19.21%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)  $    163                $    242
Ratio of Expenses to Average Net Assets(e)     1.39%(f)                1.95%(f)
Ratio of Net Investment Income (Loss) to
  Average Net Assets                           0.51%(f)               (0.22%)(f)
Portfolio Turnover Rate                          43%(g)                  43%(g)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b)  The per share information for Class B was computed based on average shares.

(c) The applicable sales charges for Class A or CDSC fees for Class B are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       PERIOD
                                                                        ENDED
                                               YEAR ENDED JULY 31     JULY 31
--------------------------------------------------------------------------------
                                               2002          2001        2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period     $  20.82      $  24.90    $  24.72
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                           (0.02)        (0.06)      (0.06)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)              (4.24)        (0.14)       0.45
================================================================================
TOTAL FROM INVESTMENT OPERATIONS              (4.26)        (0.20)       0.39
================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS               0.67          3.88        0.21
================================================================================
Net Asset Value -- End of Period           $  15.89      $  20.82     $ 24.90
================================================================================

TOTAL RETURN(c)                             (20.98%)       (0.49%)      1.52%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted) $  1,684      $  1,024     $    96
Ratio of Expenses to Average Net
  Assets(e)(f)                                2.05%         2.04%       2.13%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                              (0.12%)       (0.23%)    (0.49%)(g)
Portfolio Turnover Rate                         43%           54%        67%(h)

(a)  From February 15, 2000, since inception of Class, to July 31, 2000.

(b) The per share information was computed based on average shares for the years ended July 31, 2002 and 2001.

(c)  The applicable CDSC fees are not included in the Total Return calculation.

(d) Based on operations for the period shown and, accordingly, is not representative of a full year.

(e) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f) Various expenses of the Class were voluntarily absorbed by IFG for the years ended July 31, 2002 and 2001 and the period ended July 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.79%, 2.29% and 2.22% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.86%), (0.48%) and (0.58%) (annualized), respectively.

(g)  Annualized

(h) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2000.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Fred A. Deering              Vice Chairman of      Formerly, Chairman of the Executive          47
1551 Larimer Street, #1701          the Board   Committee and Chairman of the Board of
Denver, Colorado                                     Security Life of Denver Insurance
                                                  Company and Director of ING American
Age: 74                                            Holdings Company and First ING Life
                                                        Insurance Company of New York.
                                                   Formerly, Trustee of INVESCO Global
                                                                 Health Sciences Fund.


Victor L. Andrews, Ph.D.             Director    Professor Emeritus, Chairman Emeritus          47          Director of The
34 Seawatch Drive                               and Chairman and CFO of the Roundtable                Sheffield Funds, Inc.
Savannah, Georgia                              of the Department of Finance of Georgia
                                               State University; and President Andrews
Age: 72                                         Financial Associates, Inc. (consulting
                                              firm). Formerly, member of the faculties
                                               of the Harvard Business School; and the
                                                    Sloan School of Management of MIT.

Bob R. Baker                         Director  Consultant (2000 to Present). Formerly,          47
37 Castle Pines Dr. N.                           President and Chief Executive Officer
Castle Rock, Colorado                            (1988 to 2000) of AMC Cancer Research
                                                  Center, Denver, Colorado (until Mid-
Age: 66                                           December 1988); Vice Chairman of the
                                                     Board of First Columbia Financial
                                                 Corporation, Englewood, Colorado; and
                                                   formerly, Chairman of the Board and
                                                      Chief Executive Officer of First
                                                       Columbia Financial Corporation.

Lawrence H. Budner                   Director              Trust Consultant. Formerly,          47
7608 Glen Albens Circle                               Senior Vice President and Senior
Dallas, Texas                                        Trust Officer of InterFirst Bank,
                                                                        Dallas, Texas.
Age: 72

James T. Bunch                       Director  Principal and Founder of Green, Manning          47
3600 Republic Plaza              (since 2000)  & Bunch Ltd., Denver, Colorado (1988 to
370 Seventeenth Street                             Present); Director and Secretary of
Denver, Colorado                              Green, Manning & Bunch Securities, Inc.;
                                                    and Director and Vice President of
Age: 59                                             Western Golf Association and Evans
                                                Scholars Foundation. Formerly, General
                                                   Counsel and Director of Boettcher &
                                                Company Denver, Colorado; and formerly
                                               Chairman and Managing Partner of Davis,
                                                    Graham & Stubbs, Denver, Colorado.

OTHER INFORMATION


UNAUDITED

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Gerald J. Lewis                      Director Chairman of Lawsuit Resolution Services,          47      Director of General
701 "B" Street                   (since 2000) San Diego, California (1987 to Present).                Chemical Group, Inc.,
Suite 2100                                          Formerly, Associate Justice of the                         Hampdon, New
San Diego, California                                 California Court of Appeals; and                   Hampshire (1996 to
                                                         of Counsel, Latham & Watkins,                Present). Director of
Age: 69                                          San Diego, California (1987 to 1997).                         Wheelabrator
                                                                                                        Technologies, Inc.;
                                                                                                    Fisher Scientific, Inc;
                                                                                                      Henley Manufacturing,
                                                                                                       Inc.; and California
                                                                                                   Coastal Properties, Inc.

John W. McIntyre                     Director   Retired. Trustee of Gables Residential          47
Piedmont Center Suite 100                      Trust. Trustee and Chairman of the J.M.
Atlanta, Georgia                               Tull Charitable Foundation; Director of
                                                     Kaiser Foundation Health Plans of
Age: 72                                       Georgia, Inc. Formerly, Vice Chairman of
                                                the Board of Directors of The Citizens
                                                 and Southern Corporation and Chairman
                                              of the Board and Chief Executive Officer
                                                  of The Citizens and Southern Georgia
                                                      Corporation and The Citizens and
                                                     Southern National Bank. Formerly,
                                                      Trustee of INVESCO Global Health
                                               Sciences Fund and Trustee of Employee's
                                                   Retirement System of Georgia, Emory
                                                                           University.

Larry Soll, Ph. D.                   Director       Retired. Formerly, Chairman of the          47     Director of Synergen
2358 Sunshine Canyon Dr.         (since 1997)   Board  (1987 to 1994), Chief Executive                  since incorporation
Boulder, Colorado                              Officer (1982 to 1989 and 1993 to 1994)                    in 1982; Director
                                              and President (1982 to 1989) of Synergen             of Isis Pharmaceuticals,
Age: 60                                          Inc.; and formerly Trustee of INVESCO                                 Inc.
                                                          Global Health Sciences Fund.

OTHER INFORMATION

UNAUDITED

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson            President(1998-         Chief Executive Officer, Managed          47          Chairman of the
4350 South Monaco Street         2001); Chief          Products Division, AMVESCAP PLC                     Board of INVESCO
Denver, Colorado            Executive Officer       (2001 to Present); Chief Executive                    Funds Group, Inc.
                              (1998-Present);       Officer INVESCO Funds Group, Inc.;                          and INVESCO
Age: 51                       and Chairman of      and Chief Executive Officer INVESCO                   Distributors, Inc.
                             the Board (since             Distributors, Inc. Formerly,
                                        1999)        President of INVESCO Funds Group,
                                                            Inc., President of INVESCO
                                                   Distributors, Inc., Chief Operating
                                                  Officer and Chairman of the Board of
                                                  INVESCO Global Health Sciences Fund;
                                                  Chairman and Chief Executive Officer
                                                    of NationsBanc Advisors, Inc.; and
                                                  Chairman of NationsBanc Investments,
                                                                                  Inc.

Raymond R. Cunningham          Vice President    President and Chief Operating Officer          47      Director of INVESCO
4350 South Monaco Street         and Director            of INVESCO Funds Group, Inc.;                    Funds Group, Inc.
Denver, Colorado                 (since 2001)       President of INVESCO Distributors,                          and INVESCO
                                                  Inc. Formerly, Senior Vice President                    Distributors, Inc.
Age: 51                                              of INVESCO Funds Group, Inc., and
                                                  Senior Vice President of GT Global -
                                                         North America (1992 to 1998).

Richard W. Healey                    Director         Senior Vice President of INVESCO          43      Director of INVESCO
4350 South Monaco Street         (since 2000)           Funds Group, Inc.; Senior Vice                    Funds Group, Inc.
Denver, Colorado                                    President of INVESCO Distributors,                          and INVESCO
                                                  Inc. Formerly, Senior Vice President                   Distributors, Inc.
Age: 48                                          of GT Global - North America (1996 to
                                                    1998) and The Boston Company (1993
                                                                             to 1996).

Glen A. Payne                       Secretary           Senior Vice President, General
4350 South Monaco Street                              Counsel and Secretary of INVESCO
Denver, Colorado                                        Funds Group, Inc.; Senior Vice
                                                      President, Secretary and General
Age: 55                                          Counsel of INVESCO Distributors, Inc.
                                                 Formerly, Secretary of INVESCO Global
                                                 Health Sciences Fund; General Counsel
                                                     of INVESCO Trust Company (1989 to
                                                         1998); and employee of a U.S.
                                                        regulatory agency, Washington,
                                                                  D.C. (1973 to 1989).

OTHER INFORMATION


UNAUDITED

                                                                                         NUMBER OF
                                                                                          FUNDS IN
                        POSITION(S) HELD WITH                                                 FUND
                             COMPANY, TERM OF                                              COMPLEX                    OTHER
                            OFFICE AND LENGTH                  PRINCIPAL OCCUPATION(S) OVERSEEN BY            DIRECTORSHIPS
NAME, ADDRESS AND AGE         OF TIME SERVED*                  DURING PAST FIVE YEARS*    DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

Ronald L. Grooms             Chief Accounting     Senior Vice President, and Treasurer                Director of INVESCO
4350 South Monaco Street       Officer, Chief    INVESCO Funds Group, Inc.; and Senior                  Funds Group, Inc.
Denver, Colorado            Financial Officer  Vice President and Treasurer of INVESCO                        and INVESCO
                                and Treasurer   Distributors, Inc. Formerly, Treasurer                 Distributors, Inc.
Age: 56                                         and Principal Financial and Accounting
                                                      Officer of INVESCO Global Health
                                              Sciences Fund; and Senior Vice President
                                                and Treasurer of INVESCO Trust Company
                                                                       (1988 to 1998).

William J. Galvin, Jr.    Assistant Secretary      Senior Vice President and Assistant                Director of INVESCO
4350 South Monaco Street                      Secretary INVESCO Funds Group, Inc.; and                  Funds Group, Inc.
Denver, Colorado                                   Senior Vice President and Assistant                        and INVESCO
                                                  Secretary INVESCO Distributors, Inc.                 Distributors, Inc.
Age: 46                                       Formerly, Trust Officer of INVESCO Trust
                                                               Company (1995 to 1998).

Pamela J. Piro            Assistant Treasurer   Vice President and Assistant Treasurer
4350 South Monaco Street                             of INVESCO Funds Group, Inc.; and
Denver, Colorado                                        Assistant Treasurer of INVESCO
                                                Distributors, Inc. Formerly, Assistant
Age: 42                                                 Vice President (1996 to 1997).

Tane T. Tyler             Assistant Secretary     Vice President and Assistant General
4350 South Monaco Street         (since 2002)     Counsel of INVESCO Funds Group, Inc.
Denver, Colorado

Age: 37

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

[INVESCO ICON]  INVESCO(R)

1-800-525-8085

Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc. (SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.



AEQ 900374  9/02

                                                                    APPENDIX III

JANUARY 31, 2003

SEMIANNUAL REPORT




INVESCO STOCK FUNDS, INC.

DYNAMICS FUND

GROWTH FUND

GROWTH & INCOME FUND

INVESCO ENDEAVOR FUND

S&P 500 INDEX FUND

SMALL COMPANY GROWTH FUND

VALUE EQUITY FUND


"...WE THINK THERE ARE REASONS TO BE OPTIMISTIC ABOUT STOCKS IN THE COMING
YEAR."
SEE PAGE 17




[INVESCO ICON] INVESCO(R)

[PHOTOGRAPH OF RAYMOND R. CUNNINGHAM OMMITED]

LESSONS LEARNED

FELLOW SHAREHOLDER:

After a relatively strong fourth quarter -- and an auspicious start to 2003 -- the stock market backed down in the second half of January. Once again, what had initially seemed like the beginning of a sustained rebound turned out to be a false start. You could almost hear the collective groan from investors, and, admittedly, I joined in.

But then I stepped back for a view of the big picture. Has this market been frustrating? Undeniably. However, it's also been instructive, and I believe that those of us who pay attention to the downturn's lessons will come out ahead in the long run.

The first lesson the bear market has reinforced is the importance of defining and maintaining an investment plan. This plan should accommodate your risk tolerance, time horizon, and long-term goals -- and it should be built to last.

That's not to say it doesn't need fine-tuning now and again. The lesson of diversification always deserves review. As we've seen this past decade, a variety of investments -- from Treasuries to aggressive growth stocks -- constantly vie for leadership, and there's never just one winner over time. The last few years have also reinforced the lesson that adequate diversification requires occasional rebalancing. Many investors made the mistake of letting portfolios become overly stock-heavy during the late 1990s, and then came to regret this lapse when bonds surged ahead in the new millennium.

Similarly, history says it would be a mistake to neglect stocks now. Don't forget that, while the past few years have been tough on equities, they still deserve a place in every long-term investor's portfolio. After all, stocks have historically outpaced inflation by a far greater margin than bonds. For example, in surveying the 50-year period ended December 31, 2002, stock returns exceeded inflation by 7.16%, compared with 2.37% for bonds.*

Perhaps one of the greatest lessons we can learn from the current downturn is that it's tough to go it alone. Now more than ever, it helps to have a trusted financial advisor to turn to for advice and assistance.

It's not enough to recognize history's lessons -- we also need to put them to good use so we're better prepared to meet tomorrow's challenges.

Sincerely,

/s/Ray Cunningham
Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

*PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. SOURCES: STANDARD & POOR'S; FEDERAL RESERVE. STOCKS ARE REPRESENTED BY THE TOTAL RETURNS OF THE S&P 500 INDEX, AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET; BONDS BY LONG-TERM TREASURIES (10+ YEARS); INFLATION BY THE CONSUMER PRICE INDEX. TREASURY BILLS ARE GUARANTEED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST. STOCKS ARE NOT GUARANTEED. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX. INDEXES ARE UNMANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH MUTUAL FUND INVESTING.

                                                             INVESCO STOCK FUNDS, INC.
                                                       TOTAL RETURN PERIODS ENDED 1/31/02*

                                                                                                                      Manager's
                                                              Cumulative                           10 years+ or          Report
Fund (Inception)                                               6 months      1 year     5 years+  Since Inception^       Page #
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS A (4/02) WITH SALES CHANGE                 (7.24%)       N/A        N/A        (34.34%)^**             3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS B (4/02) WITH CDSC                         (7.23%)       N/A        N/A        (36.11%)^**             3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS C (2/00) WITH CDSC                         (3.36%)     (33.73%)     N/A        (28.64%)^+              3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - CLASS K (12/00)                                  (1.86%)     (32.18%)     N/A        (29.39%)^+              3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - INVESTOR CLASS (9/67)                            (1.85%)     (32.03%)   (2.46%)        7.16%                 3
-------------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND - INSTITUTIONAL CLASS (5/00)                       (1.65%)     (31.76%)     N/A        (26.09%)^+              3
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS A (4/02) WITH SALES CHARGE                  (14.37%)       N/A        N/A        (39.92%)^**             6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS B (4/02) WITH CDSC                          (13.59%)       N/A        N/A        (41.32%)^**             6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS C (2/00) WITH CDSC                           (9.75%)     (41.65%)     N/A        (40.57%)^+              6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - CLASS K (12/00)                                    (8.67%)     (40.43%)     N/A        (46.66%)^+              6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND - INVESTOR CLASS (11/35)                             (8.54%)     (40.24%)   (15.50%)      (0.99%)                6
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS A (4/02) WITH SALES CHARGE         (13.98%)       N/A        N/A        (37.39%)^**             9
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS B (4/02) WITH CDSC                 (14.35%)       N/A        N/A        (39.19%)^**             9
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS C (2/00) WITH CDSC                 (10.34%)     (36.32%)     N/A        (31.65%)^+              9
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - CLASS K (12/00)                           (9.03%)     (34.95%)     N/A        (36.37%)^+              9
-------------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND - INVESTOR CLASS (7/98)                     (9.00%)     (34.79%)     N/A         (8.25%)^+              9
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND - INSTITUTIONAL CLASS (12/97)                 (5.47%)     (23.76%)   (1.74%)       (0.86%)^+             11
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND - INVESTOR CLASS (12/97)                      (5.61%)     (23.80%)   (1.76%)       (0.72%)^+             11
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS A (4/02) WITH SALES CHARGE     (8.88%)       N/A         N/A       (31.85%)^**            12
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS B (4/02) WITH CDSC             (9.16%)       N/A         N/A       (33.36%)^**            12
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS C (2/00) WITH CDSC             (4.84%)     (32.42%)      N/A       (26.56%)^+             12
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - CLASS K (12/01)                      (3.91%)     (30.23%)      N/A       (28.19%)^+             12
-------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND - INVESTOR CLASS (12/91)               (3.69%)     (30.23%)    (0.45%)       7.06%                12
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - CLASS A (4/02) WITH SALES CHARGE            (10.70%)       N/A         N/A       (28.08%)^**            14
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - CLASS B (4/02) WITH CDSC                    (10.74%)       N/A         N/A       (28.84%)^**            14
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - CLASS C (2/00) WITH CDSC                     (6.80%)     (22.64%)      N/A        (9.17%)^+             14
-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND - INVESTOR CLASS (5/86)                        (5.42%)     (20.99%)    (4.03%)       6.32%                14
-------------------------------------------------------------------------------------------------------------------------------

TABLE OF CONTENTS

LETTER FROM THE PRSIDENT & CEO............1

FUND REPORTS............................. 3

AN INTERVIEW WITH TIM MILLER.............16

MARKET HEADLINES.........................18

INVESTMENT HOLDINGS......................19

FINANCIAL STATEMENTS.....................57

NOTES TO FINANCIAL STATEMENTS............72

OTHER INFORMATION........................80

FINANCIAL HIGHLIGHTS.....................81

*PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE FUNDS' CLASS A PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE OF 5.50%. THE FUNDS' CLASS B AND CLASS C PERFORMANCE REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIODS SHOWN. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC OF CLASS C SHARES IS 1% FOR THE FIRST 13 MONTHS AFTER PURCHASE. THE PERFORMANCE OF THE FUND'S INVESTOR CLASS, INSTITUTIONAL CLASS, CLASS A, CLASS B, CLASS C AND CLASS K SHARES WILL DIFFER DUE TO THE DIFFERENT SALES CHARGE STRUCTURES AND EXPENSES. INVESTOR CLASS SHARES ARE CLOSED TO NEW INVESTORS AND ARE OFFERED TO INVESTORS GRANDFATHERED AS OF APRIL 1, 2002.

+AVERAGE ANNUALIZED

**NOT ANNUALIZED

^FOR FUNDS OR SHARE CLASSES INTRODUCED MORE RECENTLY

PERFORMANCE INFORMATION PROVIDED IN THIS REPORT DOES NOT REFLECT THE DEDUCTION OF TAXES SHAREHOLDERS PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE INDUSTRIES AND/OR SECTORS USED FOR PORTFOLIO SECURITIES CLASSIFICATION THAT MAY BE USED THROUGHOUT THIS REPORT ARE THE GLOBAL INDUSTRY CLASSIFICATION STANDARD WHICH WAS DEVELOPED BY AND IS THE EXCLUSIVE PROPERTY AND A SERVICE MARK OF MORGAN STANLEY CAPITAL INTERNATIONAL INC. AND STANDARD & POOR'S.

YOUR FUND'S REPORT

DYNAMICS FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Volatility persisted during the past six months, with the market initially rising in August, then declining through the first week of October, then rising sharply through November, only to fall back again in December and January. Early on, economic uncertainty and persistent worries about the threat of another war with Iraq had investors on their heels. But stocks abruptly reversed course in October, as investors apparently reasoned that the selling had become overdone. Stocks rallied throughout November, as the Federal Reserve cut interest rates again -- this time by 50 basis points. During the remainder of the period, however, stocks essentially traded sideways, as optimism about the economy competed for investor attention with anxieties relating to the growing likelihood of war.

In this choppy period, the fund saw mixed absolute performance across its holdings, and, as a result, for the six-month period ended January 31, 2003, the value of Dynamics Fund-Investor Class shares declined by 1.85%. This return modestly underperformed the Russell Midcap Growth Index, which declined 0.85% during that same period. (Of course, past performance is not a guarantee of future results.)(1),(2) For performance of other share classes, please see page 2.

--------------------------------------------------------------------------------
                                 DYNAMICS FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 1/31/03
--------------------------------------------------------------------------------

Forest Laboratories..........................................3.39%
Lamar Advertising Class A Shrs...............................1.65%
Symantec Corp................................................1.65%
eBay Inc.....................................................1.59%
Alcon Inc....................................................1.47%
Varian Medical Systems.......................................1.46%
Teva Pharmaceutical Industries Ltd
   Sponsored ADR Representing Ord Shares.....................1.43%
Zimmer Holdings..............................................1.42%
EchoStar Communications Class A Shrs.........................1.33%
CDW Computer Centers.........................................1.33%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

PORTFOLIO CHANGES SUPPORTED PERFORMANCE

Although we would prefer to see the fund's absolute performance in the black, the fund's recent showing encourages us. During the late summer, we modified the portfolio's composition, in an effort to ensure that it would fully participate in the market's advance when the economy and investor sentiment improved. So far, it appears that our tactics are working well, as the fund has outperformed when stocks have rallied, while its underperformance has been modest when stocks have been weak.

Our changes included decreasing the fund's technology exposure, while increasing our weightings in the energy, industrial, and health care sectors.

In technology, we reduced the fund's exposure to semiconductors, a move that paid off as the group underperformed during the period. Although semiconductor stocks negatively affected the fund's performance somewhat, the damage could have been much worse had we maintained the fund's original exposure to the industry. Elsewhere within technology, the fund benefited from its exposure to the software group, where companies, such as BEA Systems and Symantec Corp, rallied sharply.

ADDITIONS TO ENERGY AND HEALTH CARE SECTORS WORKED WELL

Other portfolio tactics supported performance as well. For example, our decision to increase the fund's energy weighting helped performance, as persistently high energy prices supported the group. Our additions to the health care sector also added value, particularly in the equipment industry, where Boston Scientific and Alcon Inc recorded double-digit gains. The fund's top holding, Forest Laboratories, also performed exceptionally well, rallying throughout the period as the company's financial results continued to soundly beat consensus expectations.

Our industrial and financial services holdings were not as successful. The financial services sector underperformed the broader market during the period. However, our losses in the group were mitigated somewhat by our stock selection, as our holdings declined less than the rest of the sector. In particular, diversified financials Legg Mason and SLM Corp handily outperformed the broader market.

ECONOMIC SOFTNESS HURT INDUSTRIAL WEIGHTING

The fund's industrial exposure also did not perform as well as we had hoped. Although several of the fund's additional investments in the sector, including Career Education and Republic Services, performed well, poor results from a number of existing holdings more than negated those gains. BISYS Group was the most significant detractor, after the provider of back office services to the financial services industry lowered earnings expectations. Robert Half International also disappointed. The provider of temporary employment underperformed in response to disappointing unemployment reports.

LINE GRAPH: INVESCO DYNAMICS FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Investor Class to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 1/31/03.

      INVESCO DYNAMICS FUND - INVESTOR CLASS     RUSSELL MIDCAP GROWTH INDEX(2)

1/93  $10,000                                    $10,000
1/94  $12,193                                    $11,273
1/95  $11,540                                    $10,882
1/96  $16,104                                    $14,660
1/97  $18,859                                    $17,673
1/98  $22,606                                    $20,366
1/99  $29,814                                    $25,176
1/00  $47,561                                    $36,974
1/01  $46,203                                    $34,500
1/02  $29,372                                    $25,213
1/03  $19,964                                    $18,731

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS  A & B GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class A and the value of a $10,000 investment in INVESCO Dynamics Fund - Class B to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Dynamics Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 1/31/03.

      INVESCO DYNAMICS FUND -      INVESCO DYNAMICS FUND -       RUSSELL MIDCAP
      CLASS A                      CLASS B                       GROWTH INDEX(2)

4/02  $10,000                      $10,000                       $10,000
1/03  $ 6,566                      $ 6,389                       $ 7,317

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS C GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class C to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Dynamics Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 1/31/03.

      INVESCO DYNAMICS FUND - CLASS C           RUSSELL MIDCAP GROWTH INDEX(2)

2/00  $10,000                                   $10,000
1/01  $ 8,667                                   $ 7,710
1/02  $ 5,468                                   $ 5,634
1/03  $ 3,678                                   $ 4,186

(1)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(2)THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST

FUND MANAGEMENT

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]

TIMOTHY J. MILLER, CFA

CHIEF INVESTMENT OFFICER TIM MILLER IS MANAGER OF INVESCO DYNAMICS FUND. HE ALSO LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

RECOVERY MAY AWAIT A RESOLUTION IN IRAQ

Going forward, we believe the fundamental groundwork has been laid for an economic recovery. However, anxieties relating to tensions with Iraq continue to keep investors nervous, consumer confidence shaky, and corporate capital expenditures tempered. Until we see a resolution in the conflict, this stagnation will likely persist.

Against this backdrop, we do not anticipate making any significant changes to the portfolio's composition. We are pleased with the way the fund has performed recently, outperforming in rallies while keeping pace with the market during softer periods. We continue to trim our retail exposure on concerns that consumer confidence could deteriorate. Instead, we are focusing on companies that typically enjoy recurring revenues, such as cable companies, which are likely to receive their subscription revenues even if consumer confidence slips. We have also increased the fund's exposure to biotechnology companies, as several recent positive rulings from the Food and Drug Administration have rekindled our optimism about the group's growth potential.

LINE GRAPH: INVESCO DYNAMICS FUND - CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Class K to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 1/31/03.

      INVESCO DYNAMICS FUND - CLASS K           RUSSELL MIDCAP GROWTH INDEX(2)

12/00 $10,000                                   $10,000
1/01  $10,920                                   $11,128
1/02  $ 6,930                                   $ 8,132
1/03  $ 4,700                                   $ 6,042

LINE GRAPH: INVESCO DYNAMICS FUND - INSTITUTIONAL CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Dynamics Fund - Institutional Class to the value of a $10,000 investment in the Russell Midcap Growth Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (5/00) through 1/31/03.

      INVESCO DYNAMICS FUND - INSTITUTIONAL CLASS     RUSSELL MIDCAP GROWTH INDEX(2)
5/00  $10,000                                         $10,000
1/01  $10,171                                         $ 9,201
1/02  $ 6,487                                         $ 6,724
1/03  $ 4,427                                         $ 4,995

PIE CHART:  DYNAMICS FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Application Software.................... 6.30%
            Pharmaceuticals..........................6.19%
            Health Care Equipment....................5.06%
            Systems Software.........................4.35%
            Broadcasting - Radio/TV..................4.04%
            Semiconductors...........................3.77%
            Banks.................... ...............3.58%
            Oil & Gas Exploration,
              Production & Transportation............3.12%
            Computer Storage & Peripherals...........2.98%
            Investment Adviser/ Broker
               Dealer Services.......................2.79%
            Other Industries........................57.14%
            Net Cash Equivalents.....................0.68%

YOUR FUND'S REPORT

GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The stock market continued its slide during the six-month period ended January 31, 2003, with all of the major stock indexes finishing the period in negative territory. Although the flurry of accounting scandals that soured investors' mood during the first part of 2002 eased considerably, new troubles emerged -- namely, the fear that war with Iraq might erupt, as well as continued signs of a sluggish economy. Escalating oil prices, disappointing holiday retail sales, and North Korea's disclosure of unsanctioned nuclear capabilities also contributed to unfavorable market conditions. Although the Federal Reserve attempted to provide a spark with a 50 basis point interest rate cut in November, and the Republican sweep of Congress brought talk of potential future tax cuts, a high level of uncertainty ultimately overwhelmed rally attempts.

In this environment, Growth Fund-Investor Class shares posted a loss of 8.54% during the six-month period ended January 31, 2003. In comparison, the fund's benchmark, the Russell 1000 Growth Index, retreated by 6.02% during that same period. (Of course, past performance is not a guarantee of future results.)(3),(4) For performance of other share classes, please see page 2.

LACK OF EXPOSURE TO GOLD DULLS PERFORMANCE

One of the few areas to excel during the period was the gold sector, which enjoyed impressive gains thanks to a surge in gold prices fueled by investors' appetite for more defensive securities. With the U.S. dollar continuing to lose value relative to other currencies, gold prices received an additional boost, since gold is often used as a hedge against a weaker dollar. By the end of the period, gold had spiked to $370 per ounce -- its highest price level in several years. Since last spring, we have seen the commodity typically in the $320 to $350 range.

Unfortunately, the fund was not positioned to capitalize on this trend, and our lack of exposure to gold proved detrimental. Furthermore, when we attempted to remedy matters by adding Freeport-McMoRan Copper & Gold to the portfolio, this strategy backfired due to a terrorist attack in Indonesia (where Freeport is based), which sent the company's stock down precipitously. We no longer hold Freeport in the fund.

INDUSTRIALS AND HEALTH CARE SERVICES HOLDINGS DETRACT

Also weighing on the fund's performance were its holdings in the industrials and health care sectors. Within industrials, our aerospace and defense stocks were hindered by their exposure to airline bankruptcies, which dampened demand and heightened uncertainty in the industry. For example, General Electric declined when its airplane engine business fell victim to the airline bankruptcies. The company battled credit concerns during the period as well. Although we reduced our holding in GE in response to this negative news, the company's struggles influenced performance nonetheless.

--------------------------------------------------------------------------------
                                 GROWTH FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 1/31/03
--------------------------------------------------------------------------------

Microsoft Corp ....................................5.55%
Pfizer Inc.........................................4.28%
Citigroup Inc......................................3.53%
Johnson & Johnson..................................3.11%
Bank of America....................................3.10%
Amgen Inc..........................................2.91%
EchoStar Communications Class A Shrs...............2.88%
Cisco Systems ......... ...........................2.86%
Intel Corp...... ..................................2.54%
Wells Fargo & Co...................................2.37%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Our health care holdings also detracted from performance. While hospital chains Tenet Healthcare and HCA Inc were market leaders through most of 2002, in late October these companies were suddenly faced with growing concern over the sustainability of their pricing practices. As a result, their stocks turned down sharply, taking a toll on fund performance. We have since sold Tenet and HCA, shifting assets to biotechnology and large-cap pharmaceutical companies that we believe have the strongest earnings and most promising product pipelines.

LINE GRAPH: INVESCO GROWTH FUND - INVESTOR CLASS GROWTH OF $10,000(3)

This line graph  compares the value of a $10,000  investment  in INVESCO  Growth
Fund - Investor Class to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 1/31/03.

      INVESCO GROWTH FUND - INVESTOR CLASS      RUSSELL 1000 GROWTH INDEX(4)

1/93  $10,000                                   $10,000
1/94  $11,735                                   $10,648
1/95  $10,256                                   $10,908
1/96  $13,647                                   $15,139
1/97  $17,307                                   $19,301
1/98  $21,002                                   $24,238
1/99  $30,726                                   $34,561
1/00  $39,487                                   $41,431
1/01  $34,209                                   $36,053
1/02  $15,143                                   $26,362
1/03  $ 9,050                                   $18,883

LINE GRAPH:  INVESCO  GROWTH FUND - CLASS A & B GROWTH OF  $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class A and the value of a $10,000 investment in INVESCO Growth Fund - Class B to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Growth Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 1/31/03.

      INVESCO GROWTH FUND -        INVESCO GROWTH FUND -    RUSSELL 1000
      CLASS A                      CLASS B                  GROWTH INDEX(4)

4/02  $10,000                      $10,000                  $10,000
1/03  $ 6,008                      $ 5,868                  $ 7,223

BRIGHT SPOTS IN TECH, FINANCIAL AND CONSUMER DISCRETIONARY STOCKS

Although the fund lost ground during the fiscal period, the new management team's restructuring efforts helped keep losses in check, and also yielded some areas of outperformance. For example, our technology holdings outpaced their counterparts in the Russell 1000 Growth Index for the period, as our emphasis on the software industry proved beneficial. Many companies in this sub-sector, unlike semiconductor capital equipment firms, have endured a long down cycle. As a result, they've had more time to work through cost issues, and their revenues are now directly improving earnings. This, in turn, attracted investors to the software industry during the period's brief rallies, and portfolio holdings like Symantec Corp and BEA Systems enjoyed impressive gains.

We also had success with our positioning in the financial services sector. As the period progressed, we moved from focusing on regional banks -- which did well early on -- to emphasizing more diversified multi-national companies, and the timing of this shift worked well for the fund.

Finally, our decisions in the consumer discretionary sector had a positive affect on the fund's overall return. Although specialty retail stores endured weak sales, advertising spending did increase, and broadcasters enjoyed better-than-expected response to their fall television line-ups. In keeping with these trends, we trimmed the fund's retail stocks, while broadening its exposure to media companies. Standouts included EchoStar Communications and Omnicom Group.

(3)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(4)THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT
TEAM MANAGED

[PHOTOGRAPH OF TIMOTHY J. MILLER OMITTED]

TIMOTHY J. MILLER, CFA

CHIEF INVESTMENT OFFICER TIM MILLER LEADS INVESCO'S GROWTH INVESTMENT MANAGEMENT TEAM. PRIOR TO JOINING INVESCO FUNDS GROUP, TIM WAS ASSOCIATED WITH MISSISSIPPI VALLEY ADVISORS FOR 13 YEARS, WHERE HE WAS AN ANALYST AND PORTFOLIO MANAGER. HE HOLDS AN MBA FROM THE UNIVERSITY OF MISSOURI (ST. LOUIS), A BSBA FROM ST. LOUIS UNIVERSITY, AND IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER. TIM HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE.

[PHOTGRAPH OF FRITZ MEYER OMITTED]
[PHOTOGRAPH OF PETER M. LOVELL OMITTED]

FRITZ MEYER

VICE PRESIDENT FRITZ MEYER IS A MEMBER OF THE INVESCO GROWTH INVESTMENT MANAGEMENT TEAM. FRITZ RECEIVED HIS AB FROM DARTMOUTH COLLEGE WITH A DISTINCTION IN ECONOMICS, AND HIS MBA FROM AMOS TUCK SCHOOL-DARTMOUTH COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1976 AND JOINED INVESCO FUNDS GROUP IN 1996.

PETER M. LOVELL

VICE PRESIDENT PETER M. LOVELL IS A MEMBER OF THE INVESCO GROWTH INVESTMENT MANAGEMENT TEAM. PETE EARNED HIS BA AT COLORADO STATE UNIVERSITY AND HIS MBA FROM REGIS UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1992 AND JOINED INVESCO IN 1994.

PATIENCE IN AWAITING RECOVERY

At the end of the period, the unresolved conflict with Iraq continued to dominate the market along with economic news. On the positive side, the latest economic numbers have been flat to slightly better, and consumer spending has essentially held up through the downturn. We will be watching closely for any signs of change on these fronts -- especially regarding consumer confidence, which has kept the economy moving thus far. It will also be interesting to see whether President Bush's proposal to eliminate the double taxation on dividends becomes law. If it does, we could see both individual investors and corporations benefit.

Regardless of how the President's stimulus plan fares, and how the geopolitical hazards the market is facing are resolved, we realize that it takes time for the economy to complete a full cycle. Therefore, we are exercising patience in awaiting a gradual, sustained recovery.

LINE GRAPH: INVESCO GROWTH FUND - CLASS C GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class C to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Growth Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 1/31/03.

      INVESCO GROWTH FUND - CLASS C    RUSSELL 1000 GROWTH INDEX(4)

2/00  $10,000                          $10,000
1/01  $ 8,246                          $ 8,296
1/02  $ 3,603                          $ 6,066
1/03  $ 2,138                          $ 4,345

LINE GRAPH: INVESCO GROWTH FUND - CLASS K GROWTH OF $10,000(3)

This line graph compares the value of a $10,000 investment in INVESCO Growth Fund - Class K to the value of a $10,000 investment in the Russell 1000 Growth Index(4), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 1/31/03.

      INVESCO GROWTH FUND - CLASS K             RUSSELL 1000 GROWTH INDEX(4)

12/00 $10,000                                   $10,000
1/01  $10,536                                   $10,353
1/02  $ 4,292                                   $ 7,570
1/03  $ 2,557                                   $ 5,422

PIE CHART:  GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals..................... 12.92%
            Systems Software......................9.39%
            Banks.................................7.70%
            Semiconductors....................... 6.29%
            Diversified Financial Services........5.76%
            Biotechnology.........................4.37%
            General Merchandise Stores............3.59%
            Aerospace & Defense...................3.50%
            Industrial Conglomerates..............3.31%
            Application Software..................3.21%
            Other Industries.....................37.45%
            Net Cash & Cash Equivalents...........2.51%

YOUR FUND'S REPORT

GROWTH & INCOME FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The six-month period ended January 31, 2003, was fraught with volatility. Every time investors dared to grow more optimistic, a geopolitical disruption or economic obstacle surfaced, causing them to once again retreat. For example, stocks initially rallied in August, the first month of the reporting period, as investors' appetite for equities was whetted by attractive valuations and a pause in the onslaught of corporate scandals that had weighed so heavily on the market in previous months. Unfortunately, however, the rally was cut short when questions about the economy's chances for recovery resurfaced and discussion of a potential war with Iraq intensified.

LINE GRAPH: INVESCO GROWTH & INCOME FUND - INVESTOR CLASS GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Investor Class to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (7/98) through 1/31/03.

      INVESCO GROWTH & INCOME FUND - INVESTOR CLASS   RUSSELL 1000 GROWTH INDEX(6)
7/98  $10,000                                         $10,000
1/99  $15,191                                         $12,199
1/00  $19,821                                         $14,624
1/01  $18,678                                         $12,726
1/02  $10,328                                         $ 9,305
1/03  $ 6,735                                         $ 6,665

Similarly, after reaching a trough on October 9, stocks started climbing again, rallying through November. Although this rebound was more substantial, the gains logged were subsequently erased in December and January. Worries over Iraq intensified, and North Korea's assertion that it would be producing nuclear weapons -- on top of rapidly rising oil prices and conflicting economic data -- gave investors pause. Intermittent signs of a gradual economic recovery, such as strong third-quarter gross domestic product growth and a significant gain in December manufacturing activity, were simply not enough to trigger a sustained upswing in stock prices.

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS  A & B GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class A and the value of a $10,000 investment in INVESCO Growth & Income Fund - Class B to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Growth & Income Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 1/31/03.

      INVESCO GROWTH & INCOME    INVESCO GROWTH & Income    RUSSELL 1000
      GROWTH FUND - CLASS A      FUND - CLASS B             INDEX(6)

4/02  $10,000                    $10,000                    $10,000
1/03  $ 6,261                    $ 6,081                    $ 7,223

Given the period's challenges, it was not surprising to see growth stocks struggle. Over the course of the six-month period ended January 31, 2003, Growth & Income Fund-Investor Class shares fell 9.00%. In comparison, the Russell 1000 Growth Index retreated 6.02% during that same period. (Of course, past performance is not a guarantee of future results.)(5),(6) For performance of other share classes, please see page 2.

WEAKNESS IN INDUSTRIALS, CONSUMER STAPLES

The industrials sector was faced with its share of obstacles during a period rife with economic turmoil, and the fund's substantial weighting in this area proved detrimental. Specifically, our exposure to General Electric hampered performance, as credit concerns plagued the company throughout the period. In addition, GE's aircraft engine business was hard-hit by commercial airline bankruptcies that slowed already weak demand. Defense companies, with their ties to the aerospace industry, also felt the negative impact of the airlines' woes. Indeed, even though defense spending increased, holdings like Lockheed Martin and L-3 Communications Holdings endured losses.

Another weak spot for the fund was its weighting in consumer staples. As investors rotated into technology stocks in the fourth quarter, many staples stocks lagged, as investors shunned their inherently defensive investment profiles. For example, Coca-Cola Co declined considerably during the period.

Finally, our health care holdings took a toll on performance. In late October, hospital chain Tenet Healthcare -- after having been one of the fund's strongest performers through most of 2002 -- tumbled as investors questioned the company's Medicare pricing tactics. We have since sold Tenet from the portfolio. Unfortunately, our health care weighting was largely devoted to hospitals, drug distributors, and dental distributors -- all of which fell hard in sympathy with Tenet.

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS C GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class C to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Growth & Income Fund - Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 1/31/03.

      INVESCO GROWTH & INCOME FUND - CLASS C    RUSSELL 1000 GROWTH INDEX(6)

2/00  $10,000                                   $10,000
1/01  $ 9,118                                   $ 8,296
1/02  $ 5,005                                   $ 6,066
1/03  $ 3,237                                   $ 4,345

--------------------------------------------------------------------------------
                             GROWTH & INCOME FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 1/31/03
--------------------------------------------------------------------------------

Pfizer Inc..............................4.62%
Microsoft Corp..........................4.61%
Johnson & Johnson.......................4.26%
Wal-Mart Stores.........................2.96%
Software HOLDRS Trust...................2.60%
Forest Laboratories.....................2.49%
Intel Corp..............................2.16%
Cisco Systems...........................2.07%
Nasdaq-100 Trust Series 1 Shrs..........1.99%
General Electric........................1.96%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

GAINS IN ENERGY AND FINANCIALS HELP OFFSET LOSSES

On a positive note, the fund was overweight relative to the Russell 1000 Growth Index in the energy sector, an area that fared well during the period. Fundamentals for oil and gas companies remained strong, with demand picking up as many areas of the country endured brutal winter conditions in December and January. At the same time, inventories were low, and commodity prices increased dramatically during the period -- the result of oil strikes in Venezuela and the rhetoric surrounding a possible U.S./Iraqi war.

LINE GRAPH: INVESCO GROWTH & INCOME FUND - CLASS K GROWTH OF $10,000(5)

This line graph compares the value of a $10,000 investment in INVESCO Growth & Income Fund - Class K to the value of a $10,000 investment in the Russell 1000 Growth Index(6), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 1/31/03.

      INVESCO GROWTH & INCOME FUND - CLASS K    RUSSELL 1000 GROWTH INDEX(6)

12/00 $10,000                                   $10,000
1/01  $10,434                                   $10,353
1/02  $ 5,763                                   $ 7,570
1/03  $ 3,749                                   $ 5,422

The fund's financial services holdings also benefited performance. Some of our market-sensitive stocks proved resilient, bouncing off their lows as investors recognized that many of these companies' valuations had become attractive relative to their growth prospects. For example, SML Corp outperformed the broad market, and Bank of America, a more defensive holding that has held up well all year, continued to offer solid earnings.

ECONOMY SLOWLY MENDING

We believe the fundamental groundwork has been laid for a healthy economic recovery in 2003. In our opinion, were it not for external factors -- namely the uncertainty stemming from geopolitical events -- the recovery would be much further along. Indeed, plenty of recent economic data supports this view, such as the "real business fixed investment" component of the fourth quarter's gross domestic product report, improvements in the manufacturing sector, and an unexpected drop in the unemployment rate for the month of January. Overall, we continue to expect corporate profits to rebound this year, although the timing of the rebound might hinge on how quickly a resolution with Iraq is reached.

PIE CHART:  GROWTH & INCOME FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals..........................17.05%
            Systems Software..........................6.36%
            General Merchandise Stores................3.65%
            Consumer Finance..........................3.65%
            Industrial Conglomerates..................3.57%
            Health Care Equipment.....................3.55%
            Computer Hardware.........................3.54%
            Soft Drinks...............................3.32%
            Application Software......................3.31%
            Semiconductors ...........................2.98%
            Other Industries.........................48.87%
            Net Cash & Cash Equivalents...............0.15%

(5)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(6)THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF FRITZ MEYER OMITTED]

FRITZ MEYER

VICE PRESIDENT FRITZ MEYER IS A MEMBER OF THE INVESCO GROWTH INVESTMENT MANAGEMENT TEAM. FRITZ RECEIVED HIS AB FROM DARTMOUTH COLLEGE WITH A DISTINCTION IN ECONOMICS, AND HIS MBA FROM AMOS TUCK SCHOOL-DARTMOUTH COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1976 AND JOINED INVESCO FUNDS GROUP IN 1996.

YOUR FUNDS REPORT

S&P 500 INDEX FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

A NOTE ABOUT INDEX FUNDS AT INVESCO

INVESCO S&P 500 Index Fund is designed to track the performance of the S&P 500 Index, an index comprised of common stocks of U.S. companies that is weighted to companies with large market capitalizations. The fund seeks to attain its objective by investing in the common stocks that comprise the index in approximately the same proportions as they are represented in the S&P 500 Index.

For the six-month period ended January 31, 2003, the value of Institutional Class shares fell 5.47%, while the value of Investor Class shares fell 5.61%. These returns tracked those of the S&P 500 Index over that same period, which declined 5.25%. (Of course, past performance is not a guarantee of future results.)(7),(8)

PIE CHART:  S&P 500 INDEX FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Pharmaceuticals......................10.28%
            Banks ................................7.34%
            Diversified Financial Services........4.39%
            Integrated Oil & Gas..................4.31%
            Systems Software .....................4.21%
            Industrial Conglomerates..............3.86%
            Integrated Telecommunication
            Services..............................3.46%
            Computer Hardware.....................3.23%
            General Merchandise Stores............3.18%
            Electric Utilities....................2.40%
            Other Industries.....................49.63%
            Net Cash & Cash Equivalents...........3.71%

LINE GRAPH: INVESCO S&P 500 INDEX FUND - INSTITUTIONAL CLASS & INVESTOR CLASS
      GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Institutional Class and the value of a $10,000 investment in INVESCO S&P 500 Index Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/97) through 1/31/03.

      INVESCO S&P 500 INDEX      INVESCO S&P 500 INDEX         S&P 500 INDEX(10)
      FUND - INVESTOR CLASS      FUND - INSTITUTIONAL CLASS

12/97 $10,000                    $10,000                       $10,000
1/98  $10,530                    $10,450                       $10,110
1/99  $14,122                    $14,005                       $13,397
1/00  $15,466                    $15,370                       $14,782
1/01  $15,169                    $15,102                       $14,649
1/02  $12,646                    $12,554                       $12,285
1/03  $ 9,637                    $ 9,571                       $ 9,458

--------------------------------------------------------------------------------
                              S&P 500 INDEX FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 1/31/03
--------------------------------------------------------------------------------

Microsoft Corp........................3.10%
General Electric......................2.81%
Exxon Mobil...........................2.81%
Wal-Mart Stores.......................2.58%
Pfizer Inc............................2.28%
Citigroup Inc.........................2.16%
Johnson & Johnson.....................1.94%
American International Group..........1.72%
International Business Machines.......1.62%
Merck & Co............................1.52%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

(7)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPH ILLUSTRATES THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN
DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(8)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

"STANDARD & POOR'S(R)", "S&P(R)", "S&P 500(R)", "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY INVESCO FUNDS GROUP, INC. AND INVESCO DISTRIBUTORS, INC. THE INVESCO S&P 500 INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INVESCO S&P 500 INDEX FUND.

YOUR FUNDS REPORT

SMALL COMPANY GROWTH FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

Stocks were volatile during the past six months, as investors struggled with conflicting reports on the economy and the prospects of another war with Iraq. The period started with stocks setting new lows in October. But equities soon rebounded, as investors' optimism about the holiday shopping season and another interest rate cut by the Federal Reserve encouraged the bulls. The final two months of the period were choppy, however, with fears of war dominating headlines, and stocks finished the period down slightly.

In another difficult environment for stocks overall, many of the fund's holdings came under pressure as well. However, the period was not without encouraging developments: For example, small-cap growth stocks outperformed small-cap value shares. Even so, small-caps had a rough period, and, for the six-months ended January 31, 2003, Small Company Growth Fund-Investor Class shares declined 3.69%, underperforming the 3.01% decline recorded by the fund's benchmark, the Russell 2000 Growth Index. (Of course, past performance is not a guarantee of future results.)(9),(10) For performance of other share classes, please see page 2.

HEALTH CARE, FINANCIAL SERVICES AND TECHNOLOGY HINDER PERFORMANCE

The fund's modest margin of underperformance can be attributed to any of three sectors: health care, financial services or technology. In each of these groups, the fund was underweight, and our holdings in each group collectively underperformed their corresponding sector representation in the benchmark.

In health care, the fund's services stocks lagged, largely due to a sharp decline in the share price of one health management organization that stole nearly one percentage point from overall performance.

In financial services, the fund's bank stocks endured a difficult period. Companies such as City National and Dime Community Bancshares, which had supported performance throughout the bear market, declined sharply during September with the rest of the market. Then, when investors rotated into investments believed to possess a higher risk/reward profile, the banking sector did not rebound as sharply. Meanwhile, the fund's technology holdings also endured broad declines, particularly its software and semiconductor companies.

OVERWEIGHTED ENERGY AND STAPLES STOCKS SUPPORTED PERFORMANCE

On a brighter note, the fund saw several areas contribute positively to relative and absolute performance. Most notable was the fund's overweight energy exposure. Our stock selection in the group, which led us to emphasize energy services companies, contributed positively to performance. Standouts in the sector included Maverick Tube, Precision Drilling, and Patterson-UTI Energy, all of which recorded double-digit gains during the period.

--------------------------------------------------------------------------------
                          SMALL COMPANY GROWTH FUND --
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 1/31/03
--------------------------------------------------------------------------------

Nasdaq-100 Trust  Series 1 Shrs.............1.96%
American Italian Pasta Class A Shrs.........1.37%
Varian Medical Systems......................1.27%
FTI Consulting..............................1.22%
Investors Financial Services................1.21%
Patterson-UTI Energy........................1.08%
Silicon Valley Banchshares..................1.06%
Precision Drilling..........................1.04%
Smith International.........................1.02%
NetScreen Technologies......................1.02%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Industrials were another area of strength for us, especially commercial services. In particular, the fund's education stocks, including University of Phoenix Online and Corinthian Colleges, performed well, capitalizing on corporations' growing focus on continuing education and employee training. The consumer staples sector also contributed positively to results. Although the broader sector declined during the period, our holdings in the group, led by Whole Foods Market and United Natural Foods, actually advanced during this difficult period.

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - INVESTOR CLASS GROWTH OF
            $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Investor Class to the value of a $10,000 investment in the Russell 2000 Index(10), and to the value of a $10,000 investment in the Russell 2000 Growth Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 1/31/03.

      INVESCO SMALL COMPANY GROWTH      RUSSELL 2000 GROWTH INDEX(10)      RUSSELL 2000 INDEX(10)
      FUND - INVESTOR CLASS
1/93  $10,000                           $10,000                            $10,000
1/94  $12,484                           $11,497                            $11,859
1/95  $11,675                           $10,705                            $11,146
1/96  $14,888                           $14,200                            $14,485
1/97  $18,195                           $16,329                            $17,229
1/98  $20,230                           $17,752                            $20,343
1/99  $23,758                           $19,032                            $20,410
1/00  $40,773                           $25,819                            $24,031
1/01  $37,816                           $21,853                            $24,917
1/02  $28,343                           $17,699                            $24,020
1/03  $19,774                           $12,451                            $18,767

GROUNDWORK HAS BEEN LAID FOR A FUNDAMENTAL RECOVERY

We believe that the situation with Iraq continues to hold back the economy. As such, we do not anticipate significant improvement in business conditions until the second half of the year. With this in mind, we have taken steps to neutralize the portfolio by more closely aligning our sector weightings with those of the benchmark, and will look to add value by finding companies possessing the best fundamental growth prospects.

We will remain disciplined, trimming stocks when their prices have outrun their corresponding fundamentals, while initiating or adding to positions that we believe have been unduly punished by the market. That said, some areas represent better opportunities than other areas. For example, we remain enthusiastic about select energy and biotechnology companies. Meanwhile, our optimism about the retail group has waned somewhat, considering several companies are facing challenging earnings comparisons in the coming year, particularly against a geopolitical backdrop that could undermine near-term consumer confidence.

PIE CHART:  SMALL COMPANY GROWTH FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks ..................................6.66%
            Health Care Equipment...................5.08%
            Biotechnology ......................... 4.79%
            IT Consulting & Services................4.16%
            Application Software....................3.57%
            Semiconductors..........................3.26%
            Oil & Gas Equipment & Services..........3.25%
            Health Care Distributors
            & Services..............................2.94%
            Oil & Gas Drilling......................2.91%
            Electronic Equipment
            & Instruments...........................2.80%
            Other Industries.......................51.11%
            Net Cash & Cash Equivalents ............9.47%

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS  A & B GROWTH OF
            $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class A and the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class B to the value of a $10,000 investment in the Russell 2000 Growth Index(10), and to the value of a $10,000 investment in the Russell 2000 Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Small Company Growth Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 1/31/03.

      INVESCO SMALL COMPANY       INVESCO SMALL COMPANY     RUSSELL 2000
      GROWTH FUND - CLASS A       GROWTH FUND - CLASS B     GROWTH INDEX(10)    RUSSELL 2000 INDEX(10)
4/02  $10,000                     $10,000                   $10,000             $10,000
1/03  $ 6,815                     $ 6,664                   $ 6,920             $ 7,435

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS C GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class C to the value of a $10,000 investment in the Russell 2000 Index(10), and to the value of a $10,000 investment in the Russell 2000 Growth Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Small Company Growth Fund
- Class C, inclusion of contingent deferred sales charge, for the period since inception (2/00) through 1/31/03.

      INVESCO SMALL COMPANY GROWTH FUND - CLASS C     RUSSELL 2000 GROWTH INDEX(10)     RUSSELL 2000 INDEX (10)
2/00  $10,000                                         $10,000                           $10,000
1/01  $ 7,886                                         $ 6,866                           $ 8,900
1/02  $ 5,840                                         $ 5,561                           $ 8,580
1/03  $ 4,005                                         $ 3,912                           $ 6,703

LINE GRAPH: INVESCO SMALL COMPANY GROWTH FUND - CLASS K GROWTH OF $10,000(9)

This line graph compares the value of a $10,000 investment in INVESCO Small Company Growth Fund - Class K to the value of a $10,000 investment in the Russell 2000 Index(10), and to the value of a $10,000 investment in the Russell 2000 Growth Index(10), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/01) through 1/31/03.

      INVESCO SMALL COMPANY GROWTH FUND - CLASS K     RUSSELL 2000 GROWTH INDEX(10)     RUSSELL 200 INDEX(10)
12/01 $10,000                                         $10,000                           $10,000
1/02  $ 9,872                                         $10,015                           $10,204
1/03  $ 6,888                                         $ 7,046                           $ 7,972

(9)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.

(10)THE RUSSELL 2000 GROWTH INDEX COMPRISES SECURITIES IN THE RUSSELL 2000 INDEX WITH A GREATER-THAN-AVERAGE GROWTH ORIENTATION. COMPANIES IN THIS INDEX TEND TO EXHIBIT HIGHER PRICE-TO-BOOK AND PRICE-TO-EARNINGS RATIOS. THE RUSSELL 2000 INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. INVESTORS CANNOT INVEST DIRECTLY IN ANY INDEX. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF STACIE L. COWELL OMITTED]

STACIE L. COWELL, CFA

SENIOR VICE PRESIDENT STACIE COWELL IS THE LEAD MANAGER OF INVESCO SMALL COMPANY GROWTH FUND. STACIE RECEIVED HER BA FROM COLGATE UNIVERSITY, AND HER MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. STACIE BEGAN HER INVESTMENT CAREER IN 1989, AND SHE HAS MANAGED THIS FUND SINCE 1996. SHE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER.

[PHOTGRAPH OF CAMERON COOKE OMITTED]

CAMERON COOKE

CAMERON COOKE IS CO-PORTFOLIO MANAGER OF INVESCO SMALL COMPANY GROWTH FUND. HE RECEIVED HIS BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL, AND BEGAN HIS INVESTMENT CAREER IN 1996. HE JOINED INVESCO IN 2000.

YOUR FUNDS REPORT

VALUE EQUITY FUND

FUND PERFORMANCE

DEAR SHAREHOLDER:

The six-month period ended January 31, 2003, was one of heightened volatility as two key sources of uncertainty -- the economy and the geopolitical environment
- -kept investors on edge. Although there were spurts of strong stock market performance, such as in October and November when investors embarked on a bargain-hunting spree, a sustained rebound failed to materialize. As a result, all of the major stock indexes finished the period lower.

Spotty economic data fed investors' doubts. For example, the Institute for Supply Management reported that manufacturing growth fell to 49.5% in September, the first time it had dropped below 50% since January 2002. In addition, oil and natural gas prices surged, triggering worries about the resiliency of the consumer. On the other hand, gross domestic product growth was healthy in the third fiscal quarter (though it subsequently lost momentum in the fourth quarter), and the Federal Reserve's neutral stance and 50 basis point rate cut in November helped keep interest rates at some of the lowest levels in recent memory.

Meanwhile, talk of a possible war with Iraq, the emergence of North Korea as a nuclear threat, the anniversary of 9/11, and the ongoing terrorist threat clouded the market. Lingering skepticism toward corporate America, labor strikes in Venezuela, and an autumn labor dispute on the West Coast that led to a port lockout also contributed to the period's defensive mood.

TECH AND HEALTH CARE HOLDINGS MUSTER GAINS

In such a challenging period, gains were difficult to come by, and both growth- and value-oriented securities struggled. In this environment, Value Equity Fund-Investor Class shares declined 5.42% for the six-month period ended January 31, 2003, while the fund's benchmark, the S&P 500 Index, fell 5.25%. (Of course, past performance is not a guarantee of future results.)(11), (12) For performance of other share classes, please see page 2.

One of the few sectors in the S&P 500 to advance during the period was technology, an area bolstered by a valuation-driven rally that began in early October. Although the fund was underweight relative to the S&P 500 in technology, its tech holdings posted a solid gain as a group, outperforming their counterparts in the index. Particularly successful holdings included Nokia Corp, International Business Machines, and Hewlett-Packard Co -- whose stock was rewarded as investors gained confidence in the company's recent merger with Compaq Computer and its efforts to mount a turnaround.

LINE GRAPH: INVESCO VALUE EQUITY FUND - INVESTOR CLASS GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten-year period ended 1/31/03.

      INVESCO VALUE EQUITY FUND - INVESTOR CLASS        S&P 500 INDEX(12)

1/93  $10,000                                           $10,000
1/94  $11,264                                           $11,285
1/95  $11,688                                           $11,344
1/96  $15,195                                           $15,725
1/97  $18,239                                           $19,865
1/98  $22,660                                           $25,209
1/99  $25,882                                           $33,404
1/00  $24,788                                           $36,858
1/01  $25,378                                           $36,526
1/02  $23,354                                           $30,631
1/03  $18,451                                           $23,583

LINE GRAPH: INVESCO VALUE EQUITY FUND - CLASS  A & B GROWTH OF $10,000(11)

This line graph  compares  the value of a $10,000  investment  in INVESCO  Value
Equity Fund - Class A and the value of a $10,000 investment in INVESCO Value Equity Fund - Class B to the value of a $10,000 investment in the S&P 500 Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, and in the cases of INVESCO Value Equity Fund - Class A and Class B, inclusion of front-end sales charge and contingent deferred sales charge, respectively, for the period since inception (4/02) through 1/31/03.

      INVESCO VALUE EQUITY FUND - CLASS A       INVESCO VALUE EQUITY FUND - CLASS B       S&P 500 INDEX(12)
4/02  $10,000                                   $10,000                                   $10,000
1/03  $ 7,192                                   $ 7,116                                   $ 7,566

LINE GRAPH: INVESCO VALUE EQUITY FUND - CLASS C GROWTH OF $10,000(11)

This line graph compares the value of a $10,000 investment in INVESCO Value Equity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(12), assuming in each case reinvestment of all dividends and capital gain distributions, and in the case of INVESCO Value Equity Fund - Class C, inclusion of contingent deferred sales charge, for period since inception (2/00) through 1/31/03.

      INVESCO VALUE EQUITY FUND - CLASS C       S&P 500 INDEX(12)

2/00  $10,000                                   $10,000
1/01  $10,533                                   $10,101
1/02  $ 9,594                                   $ 8,471
1/03  $ 7,519                                   $ 6,522

Our health care holdings also managed to gain ground despite the difficult market conditions -- even as the S&P 500's health care stocks retreated. This was largely the result of a nimble positioning change we implemented within the sector. Heading into the semiannual reporting period, the fund's health care exposure focused on hospital stocks. These continued to do well for the fund through the summer and early fall. However, we grew concerned that hospital fundamentals were deteriorating as October progressed, and opted to sell those at-risk companies -- a decision that proved beneficial, as hospitals were hard-hit in the fourth quarter of 2002 over worries about their Medicare pricing policies.

--------------------------------------------------------------------------------
                               VALUE EQUITY FUND--
                          TOP 10 COMMON STOCK HOLDINGS
                       % OF TOTAL NET ASSETS AS OF 1/31/03
--------------------------------------------------------------------------------

Citigroup Inc.............................................3.29%
Exxon Mobil...............................................3.27%
Bank of America...........................................3.13%
Wells Fargo & Co..........................................3.06%
Tsakos Energy Navigation Ltd..............................3.02%
Lehman Brothers Holdings..................................2.88%
McGraw-Hill Cos...........................................2.49%
Marsh & McLennan..........................................2.39%
BP PLC Sponsored ADR Representing 6 Ord Shrs..............2.31%
Merck & Co................................................2.31%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

Other positive contributors to performance could be found in the energy and financial services sectors. Our energy holdings, led by Greek shipping company Tsakos Energy Navigation Ltd outperformed. Tsakos posted an impressive gain, thanks to tight capacity in the oil tanker market. Meanwhile, diversified financial company Citigroup Inc, the fund's largest holding at the end of the period, enjoyed a substantial bounce during the period. Bank of America also provided a boost, as investors rewarded its consistently strong earnings.

INDUSTRIALS FALTER

A drain on the fund's performance was its overweight position in the industrials sector -- which was the period's weakest area due to the sputtering economy. SPX Corp fell on disappointing earnings, and General Electric was faced with a headwind in the power business, as well as a severe decline in demand for its aircraft engines. Additionally, Allmerica Financial, which is no longer a fund holding, weighed on the fund's return as the company fell prey to weak fundamentals and pressure on financial markets.

Looking ahead, we expect the stock market to remain volatile as long as the conflict with Iraq is undermining investor confidence. Another development to watch will be the reception of President Bush's proposed economic stimulus plan, which he briefly outlined at the end of January in his State of the Union address. If the President is successful in eliminating the individual tax on dividends, many believe dividend-paying stocks could benefit considerably. Regardless of what may unfold next, we will continue to maintain exposure to all sectors of the S&P 500 Index and stay focused on stocks whose driving fundamentals and earnings are strong.

PIE CHART:  VALUE EQUITY FUND
            INDUSTRY BREAKDOWN
            AS OF 1/31/03
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks .................................11.11%
            Pharmaceuticals ........................7.74%
            Investment Adviser/Broker
            Dealer Services ........................5.89%
            Integrated Oil & Gas....................5.58%
            Integrated Telecommunication
            Services................................4.85%
            Diversified Financial Services..........4.76%
            Industrial Machinery....................3.84%
            Publishing & Printing...................3.56%
            Packaged Foods & Meats .................3.34%
            Computer Hardware.......................3.11%
            Other Industries ......................43.40%
            Net Cash & Cash Equivalents.............2.82%

(11)PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ALONG WITH APPLICABLE FRONT-END SALES CHARGES AND CDSC. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.

(12)THE S&P 500 INDEX IS AN UNMANAGED INDEX OF THE 500 LARGEST COMMON STOCKS (IN TERMS OF MARKET VALUE), WEIGHTED BY MARKET CAPITALIZATION AND CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND INCLUDING FRONT-END SALES CHARGES AND CDSC. INVESTORS CANNOT INVEST DIRECTLY IN ANY MARKET INDEX.

AT ANY GIVEN TIME, THE FUND MAY BE SUBJECT TO SECTOR RISK, WHICH MEANS A CERTAIN SECTOR MAY UNDERPERFORM OTHER SECTORS OR THE MARKET AS A WHOLE. THE FUND IS NOT LIMITED WITH RESPECT TO THE SECTORS IN WHICH IT CAN INVEST.

FUND MANAGEMENT

[PHOTOGRAPH OF CHARLES P. MAYER OMITTED]

CHARLES P. MAYER

SENIOR VICE PRESIDENT AND DIRECTOR OF VALUE AND FIXED-INCOME INVESTMENTS CHARLES
P. MAYER LEADS THE TEAM MANAGING INVESCO VALUE EQUITY FUND. CHARLIE HAS MORE THAN 30 YEARS OF EXPERIENCE MANAGING DIVERSIFIED EQUITY PORTFOLIOS. CHARLIE EARNED HIS BA FROM ST. PETER'S COLLEGE AND AN MBA FROM ST. JOHN'S UNIVERSITY. HE BEGAN HIS INVESTMENT CAREER IN 1969 AND JOINED INVESCO FUNDS GROUP IN 1993.

QUESTIONS & ANSWERS

AN INTERVIEW WITH TIM MILLER, CHIEF INVESTMENT OFFICER

[PHOTOGRAPH OF TIM MILLER OMITTED]

TIM MILLIER IS CHIEF INVESTMENT OFFICER FOR INVESCO AND LEADS INVESCO'S GROWTH MANAGEMENT TEAM.

DESERT STORM RALLY REDUX?

TIM, WITH EACH PASSING DAY, ANOTHER WAR WITH IRAQ APPEARS MORE LIKELY. THE LAST CONFLICT BACK IN 1990-91 MAY PROVIDE SOME PERSPECTIVE ON TODAY'S EVENTS. HOW DID STOCKS PERFORM DURING THAT PERIOD?

TIM MILLER: Iraq invaded Kuwait on August 2, 1990. As expected, the market reacted negatively to the uncertainty, and stocks declined steadily during the buildup of Desert Storm before bottoming in mid-October. In all, the S&P 500 Index declined nearly 17% between Iraq's invasion of Kuwait and the October low. From there, stocks moved steadily higher until Desert Shield transformed into Desert Storm on January 16, 1991. Then, as the U.S. realized quick success in the conflict, investors bid stocks sharply higher. Stocks continued to rally after the official end of hostilities on February 28, 1991. On April 17, 1991 -- exactly three months after Desert Storm began -- the S&P 500 Index was an impressive 32% higher than the October lows. And, of course, stocks stayed in rally mode -- for the most part -- until the Internet and technology bubble burst in 2000.

IF THE U.S. IS FORTUNATE ENOUGH TO REALIZE A QUICK RESOLUTION IN THIS CONFLICT, CAN WE EXPECT THE SAME MARKET REACTION THIS TIME?

TIM MILLER: While it's possible, I doubt it. In fact, I think it would be a mistake for investors to expect a stock market rally like we saw in the spring of 1991. After all, today's economic environment is significantly different from the situation in 1991.

HOW SO?

TIM MILLER: For starters, when Iraq invaded Kuwait, the target for the federal funds rate, which is the interest rate that banks charge each other, was 8%.
Today, it's at 1.25%. Back then, the U.S. was entering recession, and the Federal Reserve was beginning a campaign to lower interest rates. Today, our economy appears to be slowly coming out of recession, and investors anticipate that the next Fed intervention will be to raise rates rather than lower them.

Then there's the market's reaction to the threat of war. In 1990, many observers believed the market's decline was in response to surging oil prices and potential supply disruptions. Remember, inflation spiked alarmingly higher after Iraq invaded Kuwait. This time, the market's swoon has been more in response to fears of additional terrorist attacks, Iraq's weapons of mass destruction, and the potential deterioration in the relations between the U.S. and the Arabic world. Disruptions to the oil supply have been a secondary worry. Interestingly, John Segner, who manages INVESCO Energy Fund, pointed out that in the early 1990s, we had roughly 18% excess capacity in crude oil. Today, it's much less than that. The fact that rising energy prices have not been the primary impetus for the market's decline, despite our current tight capacity, reflects how drastically things have changed.

And there are other differences, too. In 1990, companies in most industries had pricing power, and inventories were lower, while capacity utilization was much higher. Today, companies have minimal pricing power, inventories are much higher, and utilization remains quite low.

The fundamental differences between today's economic environment and that of the Gulf War are legion. Investors must understand that times have changed -- stocks might not follow the same trajectory today that they did during the first Gulf War.

WHAT CAN INVESTORS EXPECT?

TIM MILLER: I think it's reasonable to believe that stocks will be higher this December than they are today. The economy has remained remarkably resilient, despite repeated shocks. And we believe that the tensions between the U.S. and Iraq have kept a lid on economic growth.

That's not to say that once a resolution is achieved, the economy will go gangbusters, and we'll see 6% gross domestic product growth. But this uncertainty has to have affected consumer confidence and certainly played a role in corporate investment decisions. Furthermore, if you're willing to believe that the uncertainty has suppressed the expansion, then once that cloud is lifted, it follows that consumer confidence will likely trend higher, and corporations will loosen their purse strings.

From there, it's not much of a leap to believe stock prices would follow corporate earnings higher, probably on the order of a gain in the high single digits. Sure, some areas will perform better than others, and you'll have to pick your spots. But we think there are reasons to be optimistic about stocks in the coming year.

"INVESTORS MUST UNDERSTAND THAT TIMES HAVE CHANGED -- STOCKS MIGHT NOT FOLLOW THE SAME TRAJECTORY TODAY THAT THEY DID DURING THE FIRST GULF WAR."

MARKET HEADLINES

MARKET OVERVIEW

AUGUST 2002 TO JANUARY 2003

Uncertainty persisted during the six-month period ended January 31, 2003, as investors were fed a steady diet of unnerving developments. Early on, extreme pessimism stemming from lackluster corporate profits, lingering skepticism regarding corporate accounting practices, and the ever-present terrorist threat kept investors on their heels. Then, as the period unfolded, the Bush Administration began seeking support for an attack on Iraq, which only added to the market's anxieties.

Stocks initially rallied in August, as investors' appetite for equities increased, perhaps whetted by attractive valuations and a pause in the onslaught of corporate scandals that had weighed so heavily on prices in previous months. In fact, virtually all companies required to certify their financial statements by August 14 managed to do so, possibly providing a psychological boost to investors. However, by the end of the month, the rally had stalled in response to a torrent of tepid economic data. Additionally, anxiety over the approaching anniversary of 9/11 and increased press coverage of U.S. intentions toward Iraq further dampened the mood.

The prevailing pessimism in the market spurred a broad "flight-to-quality," as investors' appetite for risk withered. Consequently, bonds, as they have for most of the past two years, continued to rally, particularly higher quality bonds and those with shorter maturities. As a result of this rotation, interest rates trended lower and the yield curve steepened. Many economists and market observers called for the Federal Reserve, which had not lowered interest rates since December of 2001, to ease liquidity again.

The gloom only deepened in September. Third-quarter pre-announcements of earnings shortfalls were rampant, and forward-looking earnings projections were also generally bleak. Meanwhile, economic news offered little respite from the negative headlines. A labor dispute kept West Coast dockworkers from unloading cargo, resulting in a port lockout and mild inventory disruptions. All the while, the U.S.'s aggressive stance toward Iraq continued, fueling worries that war could erupt soon. These developments only heightened the sense of uncertainty that had persisted all year. September closed out the worst quarter for the Dow Jones Industrial Average since 1987.

During October, stocks declined further, breaking through the lows set in July. Then, on October 9, the market reversed course on the heels of several stronger-than-expected corporate earnings reports. Interestingly, the month's economic data was not clearly positive. The fact that investors chose to focus on favorable developments rather than the negatives was significant, as it marked a substantial change in the collective mood of investors. This rediscovered optimism persisted into November, a month punctuated by a 50-basis point Federal Reserve interest rate cut and the mid-term elections, which resulted in a GOP-controlled Congress. Many investors embraced this news, forecasting potential tax cuts and a pro-business fiscal agenda in the months ahead.

Unfortunately, the rally stalled in December. Indeed, it was the worst December performance for the Dow Jones Industrials since 1931. A number of factors contributed to the month's decline, including lackluster holiday retail sales and surging energy prices -- both of which caused investors to question whether consumer spending could remain strong going forward. Meanwhile, the dollar weakened significantly and the 10-year Treasury's yield dipped below 4%, indicating a resurgence in risk aversion. Perhaps the biggest drain on stocks, however, was the uncertainty spawned by geopolitical concerns. In addition to continued tension between the U.S. and Iraq, the emergence of North Korea as a potential nuclear threat rattled investors.

In January, the final month of the period, the market once again attempted a rebound. The first two weeks of the month saw stocks advance sharply, particularly technology shares. A mix of encouraging economic data, including surprisingly strong corporate profits, positive manufacturing numbers, and the third consecutive monthly improvement in the Index of Leading Economic Indicators, fueled a short-lived upturn.

As the period ended, the market took on an increasingly negative tone. Although disappointing fourth-quarter gross domestic product data, rising energy prices and uninspiring corporate profit guidance deflated investor confidence, the primary impetus for the market's reversal was uncertainty surrounding Iraq. Between some unnerving discoveries by U.N. weapons inspectors and the President's State of the Union address, war with Iraq grew increasingly likely, making investors nervous. Indeed, as the past six months have demonstrated, until this issue is resolved, it will be difficult to predict the market's next move.

INVESTMENT HOLDINGS
STATEMENT OF INVESTMENT SECURITIES
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2003
UNAUDITED
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
99.26  COMMON STOCKS & WARRANTS
2.71   ADVERTISING
       Lamar Advertising Class A Shrs(a)                1,628,300  $ 56,632,274
       Omnicom Group                                      508,200    30,644,460
       WPP Group PLC                                      801,434     5,611,771
================================================================================
                                                                     92,888,505

0.99   AEROSPACE & DEFENSE
       L-3 Communications Holdings(a)                     746,000    33,398,420
       Rockwell Collins                                    27,600       569,388
================================================================================
                                                                     33,967,808
0.26   AGRICULTURAL PRODUCTS
       Bunge Ltd                                          343,500     8,931,000
================================================================================
6.30   APPLICATION SOFTWARE
       Amdocs Ltd(a)                                    2,142,500    27,831,075
       BEA Systems(a)                                   3,145,200    36,043,992
       Intuit Inc(a)                                      755,600    33,321,960
       Mercury Interactive(a)                             539,500    19,136,065
       PeopleSoft Inc(a)                                2,236,100    43,357,979
       Quest Software(a)                                  429,700     4,357,158
       Siebel Systems(a)                                2,348,800    19,635,968
       Software HOLDRs Trust(b)(c)(d)                     850,375    23,725,462
       TIBCO Software(a)                                1,559,400     8,748,234
================================================================================
                                                                    216,157,893
3.58   BANKS
       Banknorth Group                                    808,200    18,329,976
       M&T Bank                                           275,000    21,945,000
       National Commerce Financial                        702,000    16,630,380
       Northern Trust                                     800,800    27,387,360
       Synovus Financial                                  920,000    17,783,600
       TCF Financial                                      472,000    20,579,200
================================================================================
                                                                    122,655,516
2.67   BIOTECHNOLOGY
       Biogen Inc(a)                                      231,100     8,839,575
       Biotech HOLDRs Trust(b)(c)                         307,100    27,239,770
       Genzyme Corp - General Division(a)                 154,000     4,972,660
       Gilead Sciences(a)                               1,191,200    41,572,880
       IDEC Pharmaceuticals(a)                            108,000     3,465,720
       MedImmune Inc(a)                                   180,000     5,362,200
================================================================================
                                                                     91,452,805
4.04   BROADCASTING -- RADIO/TV
       Cox Radio Class A Shrs(a)                        1,146,500    27,825,555
       Entercom Communications(a)                         822,050    40,148,922
       Entravision Communications(a)                       55,400       559,540
       Fox Entertainment Group Class A Shrs(a)            107,000     2,956,410

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Grupo Televisa SA de CV Sponsored ADR
         Representing Ord Participation Certificates(a)    37,300  $    953,761
       Univision Communications Class A Shrs(a)(b)      1,191,000    31,394,760
       Westwood One(a)                                    936,500    34,940,815
================================================================================
                                                                    138,779,763
2.68   CABLE & SATELLITE OPERATORS
       CableVision Systems New York Group(a)              610,000    10,620,100
       Cox Communications Class A Shrs(a)               1,236,500    35,784,310
       EchoStar Communications Class A Shrs(a)          1,760,700    45,690,165
================================================================================
                                                                     92,094,575
1.58   CASINOS & GAMING
       Harrah's Entertainment(a)                          864,400    31,360,432
       Wynn Resorts Ltd(a)                              1,665,700    22,903,375
================================================================================
                                                                     54,263,807
1.33   COMPUTER & ELECTRONICS RETAIL
       CDW Computer Centers(a)                          1,032,200    45,509,698
================================================================================
2.98   COMPUTER STORAGE & PERIPHERALS
       EMC Corp(a)                                      1,703,700    13,118,490
       Emulex Corp(a)                                   1,668,100    34,913,333
       Lexmark International Class A Shrs(a)              525,400    31,807,716
       Network Appliance(a)                             2,081,101    22,496,702
================================================================================
                                                                    102,336,241
1.02   CONSUMER FINANCE
       SLM Corp                                           329,800    35,034,654
================================================================================
1.75   DATA PROCESSING SERVICES
       Fiserv Inc(a)                                      880,900    27,458,534
       Paychex Inc                                      1,298,450    32,694,971
================================================================================
                                                                     60,153,505
1.29   DIVERSIFIED COMMERCIAL SERVICES
       ChoicePoint Inc(a)                                 539,000    19,404,000
       H&R Block                                          339,300    12,856,077
       Hewitt Associates(a)                               137,500     4,195,125
       Weight Watchers International(a)                   189,600     7,877,880
================================================================================
                                                                     44,333,082
1.41   DIVERSIFIED FINANCIAL SERVICES
       A.G. Edwards                                        83,500     2,385,595
       Ambac Financial Group                              564,200    30,224,194
       Moody's Corp                                        13,900       582,132
       Neuberger Berman(b)                                521,500    15,264,305
================================================================================
                                                                     48,456,226
1.57   EDUCATION SERVICES
       Apollo Group Class A Shrs(a)                       596,950    26,540,397
       Career Education(a)                                580,600    27,230,140
================================================================================
                                                                     53,770,537
1.34   ELECTRICAL COMPONENTS & EQUIPMENT
       Molex Inc                                        1,025,662    21,528,645

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       SPX Corp(a)                                        654,400  $ 24,278,240
================================================================================
                                                                     45,806,885
1.52   ELECTRONIC EQUIPMENT & INSTRUMENTS
       Celestica Inc(a)                                 1,618,500    18,742,230
       Tech Data(a)                                     1,340,900    33,482,273
================================================================================
                                                                     52,224,503
1.91   EMPLOYMENT SERVICES
       Manpower Inc                                       894,900    31,035,132
       Robert Half International(a)                     2,275,400    34,495,064
================================================================================
                                                                     65,530,196
1.02   ENVIRONMENTAL SERVICES
       Republic Services(a)                             1,706,000    34,938,880
================================================================================
0.04   FOOD DISTRIBUTORS
       Performance Food Group(a)                           13,400       413,390
       United Natural Foods(a)                             42,400       889,552
================================================================================
                                                                      1,302,942
0.06   FOOD RETAIL
       Dean Foods(a)                                       44,300     1,719,726
       Whole Foods Market(a)                                6,100       310,002
================================================================================
                                                                      2,029,728
0.23   GENERAL MERCHANDISE STORES
       Ross Stores                                        205,000     7,997,050
================================================================================
0.75   HEALTH CARE DISTRIBUTORS & SERVICES
       McKesson Corp                                      902,300    25,652,389
================================================================================
5.06   HEALTH CARE EQUIPMENT
       Biomet Inc                                         190,000     5,308,790
       Boston Scientific(a)                             1,080,000    43,686,000
       Guidant Corp(a)                                    247,000     8,304,140
       Medtronic Inc                                       21,100       947,812
       St Jude Medical(a)                                 260,600    11,354,342
       Stryker Corp                                        85,000     5,120,400
       Varian Medical Systems(a)                          960,600    50,200,956
       Zimmer Holdings(a)                               1,190,000    48,790,000
================================================================================
                                                                    173,712,440
1.65   HEALTH CARE FACILITIES
       Health Management Associates Class A Shrs          515,000     9,537,800
       Triad Hospitals(a)                                 781,100    21,714,580
       Universal Health Services Class B Shrs(a)          546,900    25,474,602
================================================================================
                                                                     56,726,982
1.70   HEALTH CARE SUPPLIES
       Alcon Inc(a)                                     1,315,600    50,519,040
       Smith & Nephew PLC                               1,395,000     7,933,647
================================================================================
                                                                     58,452,687
0.01   HOMEBUILDING
       Lennar Corp                                          4,900       263,914
================================================================================
1.39   HOTELS & RESORTS
       Expedia Inc(a)(b)                                  112,200     6,732,000

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Expedia Inc Warrants (Exp 2009)(a)                 180,786  $  5,532,052
       Hilton Hotels                                    1,522,000    17,822,620
       Hotels.com Class A Shrs(a)(b)                      434,000    17,438,120
================================================================================
                                                                     47,524,792
0.99   INDUSTRIAL GASES
       Praxair Inc                                        624,000    34,032,960
================================================================================
2.50   INDUSTRIAL MACHINERY
       Danaher Corp                                       344,000    21,125,040
       Eaton Corp                                         161,000    11,443,880
       Illinois Tool Works                                511,900    31,133,758
       ITT Industries                                     309,400    17,375,904
       Parker-Hannifin Corp                               119,000     4,796,890
================================================================================
                                                                     85,875,472
1.10   INTEGRATED OIL & GAS
       Murphy Oil                                         897,200    37,861,840
================================================================================
1.59   INTERNET RETAIL
       eBay Inc(a)                                        724,505    54,453,796
================================================================================
2.79   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Bear Stearns                                       183,800    11,404,790
       Eaton Vance                                        572,400    15,889,824
       Federated Investors Class B Shrs                   305,200     7,797,860
       Legg Mason                                         822,400    41,152,896
       Lehman Brothers Holdings                           359,080    19,580,632
================================================================================
                                                                     95,826,002
0.99   INVESTMENT COMPANIES
       iShares Trust Russell Midcap Growth Index Fund       9,500       488,300
       Nasdaq-100 Trust Series 1 Shrs(a)                1,363,800    33,303,996
================================================================================
                                                                     33,792,296
2.20   IT CONSULTING & SERVICES
       Affiliated Computer Services Class A Shrs(a)       787,500    42,698,250
       BISYS Group(a)                                   1,642,100    25,945,180
       SunGard Data Systems(a)                            358,800     6,975,072
================================================================================
                                                                     75,618,502
0.83   LEISURE PRODUCTS
       Mattel Inc                                       1,423,100    28,462,000
================================================================================
0.94   LIFE & HEALTH INSURANCE
       AFLAC Inc                                           20,700       670,473
       Nationwide Financial Services Class A Shrs       1,148,000    31,627,400
================================================================================
                                                                     32,297,873
1.43   MANAGED HEALTH CARE
       First Health Group(a)                            1,491,200    35,014,867
       WellPoint Health Networks(a)                       191,000    13,881,880
================================================================================
                                                                     48,896,747
0.03   METAL & GLASS CONTAINERS
       Ball Corp                                           22,200     1,165,500
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

0.02   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                                 20,300  $    848,134
================================================================================
0.55   MOVIES & ENTERTAINMENT
       Metro-Goldwyn-Mayer Inc(a)                       1,831,000    18,859,300
================================================================================
0.67   OIL & GAS DRILLING
       Nabors Industries Ltd(a)                           220,450     8,123,583
       Noble Corp(a)                                      429,500    14,723,260
================================================================================
                                                                     22,846,843
2.52   OIL & GAS EQUIPMENT & SERVICES
       BJ Services(a)                                     228,200     6,976,074
       Cooper Cameron(a)                                  840,495    40,738,793
       FMC Technologies(a)                                 38,700       751,167
       Smith International(a)                           1,198,200    38,150,688
================================================================================
                                                                     86,616,722
3.12   OIL & GAS EXPLORATION, PRODUCTION &
          TRANSPORTATION
       Apache Corp                                        710,017    44,312,161
       EOG Resources                                      251,600     9,752,016
       Kerr-McGee Corp                                    615,200    25,696,904
       Pioneer Natural Resources(a)                     1,117,500    27,132,900
================================================================================
                                                                    106,893,981
0.20   PACKAGED FOODS & MEATS
       Hershey Foods                                      105,000     6,772,500
================================================================================
0.66   PERSONAL PRODUCTS
       Dial Corp                                        1,215,000    22,720,500
================================================================================
6.19   PHARMACEUTICALS
       AmerisourceBergen Corp                             742,789    43,230,320
       Barr Laboratories(a)                                46,400     3,667,920
       Forest Laboratories(a)                           2,248,400   116,354,700
       Teva Pharmaceutical Industries Ltd Sponsored ADR
         Representing Ord Shrs                          1,280,170    49,158,528
================================================================================
                                                                    212,411,468
0.23   PROPERTY & CASUALTY INSURANCE
       SAFECO Corp                                        205,000     7,349,250
       St Paul                                             11,600       378,624
================================================================================
                                                                      7,727,874
0.02   PUBLISHING & PRINTING
       Knight-Ridder Inc                                    3,900       264,108
       Scholastic Corp(a)                                  13,800       491,542
================================================================================
                                                                        755,650
1.66   RESTAURANTS
       CBRL Group                                       1,300,000    41,470,000
       P.F. Chang's China Bistro(a)                         6,800       239,700
       Starbucks Corp(a)                                  670,600    15,236,032
================================================================================
                                                                     56,945,732
2.38   SEMICONDUCTOR EQUIPMENT
       KLA-Tencor Corp(a)                                 993,800    32,437,632

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Lam Research(a)                                  1,400,750  $ 16,374,768
       Novellus Systems(a)                              1,114,400    32,819,080
================================================================================
                                                                     81,631,480
3.77   SEMICONDUCTORS
       Altera Corp(a)                                     990,200    10,872,396
       Analog Devices(a)                                  417,200     9,983,596
       Linear Technology                                1,120,800    29,286,504
       Maxim Integrated Products                          845,700    26,343,555
       Microchip Technology                             1,544,715    34,122,754
       National Semiconductor(a)                          584,000     7,708,800
       Semiconductor HOLDRs Trust(a)(c)                   295,175     6,346,263
       Xilinx Inc(a)                                      241,200     4,773,348
================================================================================
                                                                    129,437,216
1.16   SPECIALTY STORES
       Office Depot(a)                                  1,545,700    20,635,095
       Tiffany & Co                                       827,000    19,227,750
================================================================================
                                                                     39,862,845
4.35   SYSTEMS SOFTWARE
       Adobe Systems                                      803,300    21,223,186
       BMC Software(a)                                  1,375,200    24,244,776
       Networks Associates(a)                           1,298,200    19,823,514
       Symantec Corp(a)                                 1,210,400    56,501,472
       VERITAS Software(a)                              1,513,200    27,618,926
================================================================================
                                                                    149,411,874
1.55   TELECOMMUNICATIONS EQUIPMENT
       Alcatel SA Sponsored ADR Representing Ord Shrs   2,056,600    14,930,916
       Comverse Technology(a)                           1,491,800    14,201,936
       Lucent Technologies(a)                           2,939,900     5,468,214
       Nortel Networks(a)                               2,990,900     7,088,433
       Tellabs Inc(a)                                   1,466,400    11,423,256
================================================================================
                                                                     53,112,755
0.36   TRADING COMPANIES & DISTRIBUTORS
       Fastenal Co                                        373,100    12,357,072
================================================================================
0.62   TRUCKING
       Arkansas Best(a)                                   873,000    21,135,330
================================================================================
1.00   WIRELESS TELECOMMUNICATION SERVICES
       AT&T Wireless Services(a)                           75,600       458,892
       Nextel Communications Class A Shrs(a)            1,747,000    22,047,140
       Nextel Partners Class A Shrs(a)                  2,258,350    11,856,337
================================================================================
                                                                     34,362,369
       TOTAL COMMON STOCKS & WARRANTS
        (COST $3,250,857,360)                                     3,405,941,636
================================================================================
0.00   PREFERRED STOCKS -- NETWORKING EQUIPMENT
       Calient Networks, Pfd, Series D Shrs(a)(j)
         (Cost $648,058)                                   89,696        51,520
================================================================================
0.06   FIXED INCOME SECURITIES -- AGRICULTURAL PRODUCTS
       Bunge Ltd Finance, Conv Sr Notes(e), 3.750%,
         11/15/2022 (Cost $2,000,000)                $  2,000,000     2,160,000
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

0.44   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 1/31/2003 due 2/3/2003 at 1.220%,
         repurchased at $14,949,520 (Collateralized by
         Federal Home Loan Bank, Bonds, due 11/14/2003
         at 2.500%, value $8,571,177 and Sallie Mae, Notes,
         due 7/15/2004 at 3.375%, value $6,598,395)
         (Cost $14,948,000)                          $ 14,948,000  $ 14,948,000
================================================================================
99.76  TOTAL INVESTMENTS AT VALUE
        (COST $3,268,453,416)                                     3,423,101,156
================================================================================
0.24   OTHER ASSETS LESS LIABILITIES                                  8,153,190
================================================================================
100.00 NET ASSETS AT VALUE                                      $ 3,431,254,346
================================================================================

GROWTH FUND
97.49  COMMON STOCKS
0.72   ADVERTISING
       Omnicom Group                                       50,600  $  3,051,180
================================================================================
3.50   AEROSPACE & DEFENSE
       Lockheed Martin                                    101,900     5,201,995
       United Technologies                                152,900     9,721,382
================================================================================
                                                                     14,923,377
0.83   ALUMINUM
       Alcoa Inc                                          179,200     3,542,784
================================================================================
3.21   APPLICATION SOFTWARE
       BEA Systems(a)                                     387,050     4,435,593
       Software HOLDRs Trust(c)                           330,600     9,223,740
================================================================================
                                                                     13,659,333
7.70   BANKS
       Bank of America                                    188,700    13,218,435
       Bank One                                           178,300     6,509,733
       Fifth Third Bancorp                                 55,900     2,982,265
       Wells Fargo & Co                                   213,400    10,108,758
================================================================================
                                                                     32,819,191
4.37   BIOTECHNOLOGY
       Amgen Inc(a)                                        243,300   12,398,568
       Biotech HOLDRs Trust(c)                              24,400    2,164,280
       Gilead Sciences(a)                                  115,600    4,034,440
================================================================================
                                                                     18,597,288
0.80   BREWERS
       Anheuser-Busch Cos                                   72,300    3,432,081
================================================================================
0.90   BROADCASTING -- RADIO/TV
       Fox Entertainment Group Class A Shrs(a)             138,600    3,829,518
================================================================================
2.88   CABLE & SATELLITE OPERATORS
       EchoStar Communications Class A Shrs(a)             472,170   12,252,812
================================================================================
1.03   COMPUTER HARDWARE
       Hewlett-Packard Co                                  251,400    4,376,874
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

1.34   DATA PROCESSING SERVICES
       Fiserv Inc(a)                                      183,200  $  5,710,527
================================================================================
5.76   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                      437,921    15,055,724
       Goldman Sachs Group                                 50,000     3,405,000
       JP Morgan Chase & Co                               259,800     6,063,732
================================================================================
                                                                     24,524,456
1.42   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(a)                                        162,700     6,036,170
================================================================================
0.77   ELECTRONIC EQUIPMENT & INSTRUMENTS
       Flextronics International Ltd(a)                   405,800     3,270,748
================================================================================
3.59   GENERAL MERCHANDISE STORES
       Target Corp                                        232,300     6,553,183
       Wal-Mart Stores                                    182,800     8,737,840
================================================================================
                                                                     15,291,023
2.80   HEALTH CARE EQUIPMENT
       Boston Scientific(a)                               179,600     7,264,820
       Medtronic Inc                                      103,500     4,649,220
================================================================================
                                                                     11,914,040
3.31   INDUSTRIAL CONGLOMERATES
       General Electric                                   349,890     8,096,455
       3M Co                                               48,200     6,003,310
================================================================================
                                                                     14,099,765
1.78   INDUSTRIAL MACHINERY
       Danaher Corp                                       123,600     7,590,276
================================================================================
2.15   INTEGRATED OIL & GAS
       Exxon Mobil                                        268,000     9,152,200
================================================================================
1.09   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Merrill Lynch & Co                                 133,000     4,657,660
================================================================================
2.84   INVESTMENT COMPANIES
       DIAMONDS Trust Series 1 Shrs                        66,000     5,335,440
       Nasdaq-100 Trust Series 1 Shrs(a)                  276,900     6,761,898
================================================================================
                                                                     12,097,338
0.54   IT CONSULTING & SERVICES
       Affiliated Computer Services Class A Shrs(a)        42,400     2,298,928
================================================================================
2.39   MOVIES & ENTERTAINMENT
       AOL Time Warner(a)                                 312,700     3,646,082
       Viacom Inc Class B Shrs(a)                         170,000     6,553,500
================================================================================
                                                                     10,199,582
1.77   MULTI-LINE INSURANCE
       American International Group                       139,100     7,528,092
================================================================================
2.86   NETWORKING EQUIPMENT
       Cisco Systems(a)                                   910,140    12,168,572
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

1.09   OIL & GAS EQUIPMENT & SERVICES
       Weatherford International Ltd(a)                   124,700  $  4,633,852
================================================================================
1.99   OIL & GAS EXPLORATION, PRODUCTION &
          TRANSPORTATION
       Anadarko Petroleum                                  57,600     2,655,936
       Apache Corp                                         93,300     5,822,853
================================================================================
                                                                      8,478,789
1.07   PAPER PRODUCTS
       International Paper                                128,100     4,573,170
================================================================================
0.58   PERSONAL PRODUCTS
       Gillette Co                                         82,300     2,460,770
================================================================================
12.92  PHARMACEUTICALS
       Abbott Laboratories                                185,300     7,063,636
       AmerisourceBergen Corp                              78,800     4,586,160
       Johnson & Johnson                                  246,800    13,230,948
       Merck & Co                                         136,600     7,566,274
       Pfizer Inc                                         601,000    18,246,360
       Wyeth                                              111,200     4,340,136
================================================================================
                                                                     55,033,514
0.81  RAILROADS
      Norfolk Southern                                    175,000     3,447,500
================================================================================
1.74  SEMICONDUCTOR EQUIPMENT
      Applied Materials(a)                                383,740     4,593,368
      KLA-Tencor Corp(a)                                   86,800     2,833,152
================================================================================
                                                                      7,426,520
6.29  SEMICONDUCTORS
      Intel Corp                                          690,700    10,816,362
      Microchip Technology                                184,800     4,082,232
      Semiconductor HOLDRs Trust(a)(b)(c)                 218,800     4,704,200
      Texas Instruments                                   453,080     7,203,972
================================================================================
                                                                     26,806,766
9.39  SYSTEMS SOFTWARE
      Microsoft Corp(a)(d)                                497,840    23,627,486
      Networks Associates(a)                              238,900     3,648,003
      Oracle Corp(a)                                      341,045     4,102,771
      Symantec Corp(a)                                     79,900     3,729,732
      VERITAS Software(a)                                 268,400     4,898,837
================================================================================
                                                                     40,006,829
0.45  TELECOMMUNICATIONS EQUIPMENT
      Nokia Corp Sponsored ADR Representing Ord Shrs      134,260     1,932,001
================================================================================
0.81  WIRELESS TELECOMMUNICATION SERVICES
      AT&T Wireless Services(a)                           566,200     3,436,834
================================================================================
      TOTAL COMMON STOCKS (COST $436,952,702)                       415,260,360
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

2.89   SHORT-TERM INVESTMENTS
2.82   Commercial Paper -- Consumer Finance
       American General Finance, 1.280%, 2/3/2003
        (Cost $12,000,000)                          $  12,000,000  $ 12,000,000
================================================================================
0.07   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 1/31/2003 due 2/3/2003 at 1.220%,
         repurchased at $316,032 (Collateralized by
         Sallie Mae, Notes, due 7/15/2004 at 3.375%,
         value $323,501) (Cost $316,000)            $     316,000       316,000
================================================================================
       TOTAL SHORT-TERM INVESTMENTS
        (COST $12,316,000)                                           12,316,000
================================================================================
100.38 TOTAL INVESTMENTS AT VALUE
        (COST $449,268,702)                                         427,576,360
================================================================================
(0.38) OTHER ASSETS LESS LIABILITIES                                 (1,619,548)
================================================================================
100.00 NET ASSETS AT VALUE                                         $425,956,812
================================================================================

GROWTH & INCOME FUND
97.06  COMMON STOCKS
0.60   ADVERTISING
       Omnicom Group                                        3,830  $    230,949
================================================================================
1.06   AEROSPACE & DEFENSE
       L-3 Communications Holdings(a)                       4,700       210,419
       Lockheed Martin                                      3,900       199,095
================================================================================
                                                                        409,514
0.79   AGRICULTURAL PRODUCTS
       Bunge Ltd                                           11,800       306,800
================================================================================
0.53   APPAREL RETAIL
       TJX Cos                                             11,100       203,796
================================================================================
3.31   APPLICATION SOFTWARE
       Intuit Inc(a)                                        4,100       180,810
       Siebel Systems(a)                                   11,100        92,796
       Software HOLDRs Trust(c)                            36,100     1,007,190
================================================================================
                                                                      1,280,796
2.71   BANKS
       Bank of America                                      6,200       434,310
       Bank One                                             8,400       306,684
       Wells Fargo & Co                                     6,500       307,905
================================================================================
                                                                      1,048,899
2.21   BIOTECHNOLOGY
       Amgen Inc(a)                                         8,800       448,448
       Biotech HOLDRs Trust(c)                              4,600       408,020
================================================================================
                                                                        856,468
0.76   BREWERS
       Anheuser-Busch Cos                                   6,200       294,314
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

0.86   BROADCASTING -- RADIO/TV
       Fox Entertainment Group Class A Shrs(a)             12,100   $   334,323
================================================================================
0.59   CABLE & SATELLITE OPERATORS
       Comcast Corp Special Class A Shrs(a)                 8,900       227,662
================================================================================
0.56   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                          8,300       216,547
================================================================================
3.54   COMPUTER HARDWARE
       Dell Computer(a)                                    22,800       544,008
       Hewlett-Packard Co                                  14,200       247,222
       International Business Machines                      7,400       578,902
================================================================================
                                                                      1,370,132
3.65   CONSUMER FINANCE
       Fannie Mae                                           6,200       401,140
       Freddie Mac                                          3,100       173,538
       MBNA Corp                                           11,950       201,119
       SLM Corp                                             6,000       637,380
================================================================================
                                                                      1,413,177
1.35   DATA PROCESSING SERVICES
       First Data                                          15,240       524,256
================================================================================
2.07   DIVERSIFIED FINANCIAL SERVICES
       Ambac Financial Group                                3,900       208,923
       Citigroup Inc                                        8,800       302,544
       Goldman Sachs Group                                  2,800       190,680
       Moody's Corp                                         2,400       100,512
================================================================================
                                                                        802,659
0.56   DRUG RETAIL
       Walgreen Co                                          7,500       217,500
================================================================================
0.63   FOOD RETAIL
       Dean Foods(a)                                        6,300       244,566
================================================================================
3.65   GENERAL MERCHANDISE STORES
       Target Corp                                          9,500       267,995
       Wal-Mart Stores                                     24,000     1,147,200
================================================================================
                                                                      1,415,195
1.60   HEALTH CARE DISTRIBUTORS & SERVICES
       Henry Schein(a)                                      7,400       299,922
       Patterson Dental(a)                                  7,800       321,204
================================================================================
                                                                        621,126
3.55   HEALTH CARE EQUIPMENT
       DENTSPLY International                               9,400       315,652
       Medtronic Inc                                       15,200       682,784
       Zimmer Holdings(a)                                   9,200       377,200
================================================================================
                                                                      1,375,636
1.56   HEALTH CARE FACILITIES
       HCA Inc                                             14,140       604,344
================================================================================
0.50   HOME IMPROVEMENT RETAIL
       Home Depot                                           9,200       192,280
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

0.25   HOTELS & RESORTS
       Hilton Hotels                                        8,100   $    94,851
================================================================================
2.17   HOUSEHOLD PRODUCTS
       Colgate-Palmolive Co                                 4,000       203,640
       Procter & Gamble                                     7,420       634,929
================================================================================
                                                                        838,569
0.73   HOUSEWARES & SPECIALTIES
       Newell Rubbermaid                                   10,200       284,070
================================================================================
3.57   INDUSTRIAL CONGLOMERATES
       General Electric                                    32,800       758,992
       3M Co                                                5,000       622,750
================================================================================
                                                                      1,381,742
0.52   INDUSTRIAL MACHINERY
       Danaher Corp                                         3,300       202,653
================================================================================
0.78   INSURANCE BROKERS
       Marsh & McLennan                                     7,080       301,820
================================================================================
0.81   INTEGRATED OIL & GAS
       Murphy Oil                                           7,400       312,280
================================================================================
0.70   INTERNET RETAIL
       eBay Inc(a)                                          3,610       271,328
================================================================================
1.21   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Lehman Brothers Holdings                             5,405       294,735
       Merrill Lynch & Co                                   5,000       175,100
================================================================================
                                                                        469,835
1.99   INVESTMENT COMPANIES
       Nasdaq-100 Trust Series 1 Shrs(a)                   31,600       771,672
================================================================================
0.60   LEISURE PRODUCTS
       Mattel Inc                                          11,700       234,000
================================================================================
0.59   MANAGED HEALTH CARE
       UnitedHealth Group                                   2,600       228,540
================================================================================
0.51   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                                  4,700       196,366
================================================================================
1.03   MOVIES & ENTERTAINMENT
       AOL Time Warner(a)                                  15,200       177,232
       Viacom Inc Class B Shrs(a)                           5,760       222,048
================================================================================
                                                                        399,280
1.73   MULTI-LINE INSURANCE
       American International Group                        12,357       668,761
================================================================================
2.07   NETWORKING EQUIPMENT
       Cisco Systems(a)                                    60,085       803,336
================================================================================
0.93   OIL & GAS DRILLING
       Nabors Industries Ltd(a)                             3,000       110,550
       Noble Corp(a)                                        7,300       250,244
================================================================================
                                                                        360,794

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

1.24   OIL & GAS EXPL0RATION, PRODUCTION &
         TRANSPORTATION
       Apache Corp                                          4,500  $    280,845
       Pioneer Natural Resources(a)                         8,200       199,096
================================================================================
                                                                        479,941
0.76   PACKAGED FOODS & MEATS
       Sysco Corp                                          10,000       293,700
================================================================================
0.45   PERSONAL PRODUCTS
       Gillette Co                                          5,800       173,420
================================================================================
17.05  PHARMACEUTICALS
       AmerisourceBergen Corp                               4,805       279,651
       Eli Lilly & Co                                       8,300       499,992
       Forest Laboratories(a)                              18,650       965,137
       Johnson & Johnson                                   30,800     1,651,188
       Merck & Co                                          12,600       697,914
       Pfizer Inc                                          59,000     1,791,240
       Teva Pharmaceutical Industries Ltd Sponsored ADR
         Representing Ord Shrs                              6,200       238,080
       Wyeth                                               12,300       480,069
================================================================================
                                                                      6,603,271
1.14   PROPERTY & CASUALTY INSURANCE
       SAFECO Corp                                         12,300       440,955
================================================================================
1.47   PUBLISHING & PRINTING
       Gannett Co                                           4,500       326,970
       Tribune Co                                           5,000       242,000
================================================================================
                                                                        568,970
0.55   RAILROADS
       Norfolk Southern                                    10,800       212,760
================================================================================
0.50   RESTAURANTS
       Starbucks Corp(a)                                    8,580       194,938
================================================================================
0.48   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                15,400       184,338
================================================================================
2.98   SEMICONDUCTORS
       Intel Corp                                          53,305       834,756
       Semiconductor HOLDRs Trust(a)(c)                    14,900       320,350
================================================================================
                                                                      1,155,106
3.32   SOFT DRINKS
       Coca-Cola Co                                        14,600       590,716
       PepsiCo Inc                                         17,200       696,256
================================================================================
                                                                      1,286,972
6.36   SYSTEMS SOFTWARE
       Microsoft Corp(a)                                   37,600     1,784,496
       Oracle Corp(a)                                      36,360       437,411
       Symantec Corp(a)                                     5,200       242,736
================================================================================
                                                                      2,464,643
1.19   TELECOMMUNICATIONS EQUIPMENT
       Nokia Corp Sponsored ADR Representing Ord Shrs      16,800       241,752

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       QUALCOMM Inc(a)                                      5,800   $   218,428
================================================================================
                                                                        460,180
2.74   WIRELESS TELECOMMUNICATION SERVICES
       AT&T Wireless Services(a)                           47,000       285,290
       Sprint Corp-PCS Group Series 1 Shrs(a)              38,600       145,136
       Vodafone Group PLC Sponsored ADR Representing
         10 Ord Shrs                                       13,700       258,245
       Wireless HOLDRs Trust(c)                            10,900       372,780
================================================================================
                                                                      1,061,451
       TOTAL COMMON STOCKS (COST $39,709,434)                        37,591,481
================================================================================
1.58   FIXED INCOME SECURITIES -- CORPORATE BONDS
1.58   MULTI-UTILITIES
       Aquila Inc, Sr Notes(e), 14.375%(f), 7/1/2012    $ 500,000       385,000
       Utilicorp United, Sr Notes, 6.875%, 10/1/2004    $ 300,000       227,998
================================================================================
       TOTAL FIXED INCOME SECURITIES
         (AMORTIZED COST $650,323)                                      612,998
================================================================================
1.21   SHORT-TERM INVESTMENTS -- CORPORATE BONDS
1.21   ELECTRIC UTILITIES
       CMS Energy, Sr Notes, Series B, 6.750%,
         1/15/2004 (AMORTIZED COST $430,038)            $ 500,000       470,000
================================================================================
99.85  TOTAL INVESTMENTS AT VALUE
         (COST $40,789,795)                                          38,674,479
================================================================================
0.15   OTHER ASSETS LESS LIABILITIES                                     57,933
================================================================================
100.00 NET ASSETS AT VALUE                                          $38,732,412
================================================================================

S&P 500 INDEX FUND
96.29  COMMON STOCKS(g)
0.22   ADVERTISING
       Interpublic Group of Cos                             6,736   $    86,692
       Omnicom Group                                        3,343       201,583
       TMP Worldwide(a)                                     2,000        22,100
================================================================================
                                                                        310,375
1.80   AEROSPACE & DEFENSE
       Boeing Co                                           14,756       466,142
       General Dynamics                                     3,534       233,739
       Goodrich Corp                                        2,010        34,572
       Honeywell International                             14,436       352,816
       Lockheed Martin                                      7,956       406,154
       Northrop Grumman                                     3,152       288,124
       Raytheon Co                                          7,147       215,053
       Rockwell Collins                                     3,237        66,779
       United Technologies                                  8,306       528,095
================================================================================
                                                                      2,591,474
0.06   AGRICULTURAL PRODUCTS
       Monsanto Co                                          4,570        80,661
================================================================================
1.02   AIR FREIGHT & COURIERS
       FedEx Corp                                           5,232       275,203

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       United Parcel Service Class B Shrs                  19,600   $ 1,182,468
================================================================================
                                                                      1,457,671
0.14   AIRLINES
       AMR Corp(a)                                          2,720         7,888
       Delta Air Lines                                      2,198        20,090
       Southwest Airlines                                  13,566       177,036
================================================================================
                                                                        205,014
0.20   ALUMINUM
       Alcoa Inc                                           14,800       292,596
================================================================================
0.14   APPAREL, ACCESSORIES & LUXURY GOODS
       Jones Apparel Group(a)                               2,300        75,164
       Liz Claiborne                                        1,900        54,568
       VF Corp                                              1,917        67,536
================================================================================
                                                                        197,268
0.36   APPAREL RETAIL
       Gap Inc                                             15,494       226,677
       Limited Brands                                       9,158       115,299
       TJX Cos                                              9,292       170,601
================================================================================
                                                                        512,577
0.37   APPLICATION SOFTWARE
       Autodesk Inc                                         2,000        29,880
       Citrix Systems(a)                                    3,000        41,400
       Compuware Corp(a)                                    6,600        23,100
       Intuit Inc(a)                                        3,600       158,760
       Mercury Interactive(a)                               1,500        53,205
       Parametric Technology(a)                             4,536        10,886
       PeopleSoft Inc(a)                                    5,447       105,617
       Rational Software(a)                                 3,400        35,360
       Siebel Systems(a)                                    8,500        71,060
================================================================================
                                                                        529,268
0.19   AUTO PARTS & EQUIPMENT
       Dana Corp                                            2,607        28,077
       Delphi Corp                                          9,830        83,752
       Johnson Controls                                     1,512       122,124
       Snap-On Inc                                          1,000        25,500
       Visteon Corp                                         2,242        15,403
================================================================================
                                                                        274,856
0.45   AUTOMOBILE MANUFACTURERS
       Ford Motor                                          32,217       293,497
       General Motors                                       9,864       358,359
================================================================================
                                                                        651,856
7.34   BANKS
       AmSouth Bancorp                                      6,250       128,062
       Bank of America                                     26,289     1,841,544
       Bank of New York                                    13,494       341,398
       Bank One                                            20,443       746,374
       BB&T Corp                                            8,380       281,233
       Charter One Financial                                3,963       114,570
       Comerica Inc                                         3,103       125,672

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Fifth Third Bancorp                                 10,150   $   541,503
       First Tennessee National                             2,200        82,500
       FleetBoston Financial                               18,410       480,685
       Golden West Financial                                2,645       194,487
       Huntington Bancshares                                4,141        78,555
       KeyCorp                                              7,488       180,086
       Marshall & Ilsley                                    3,800       102,980
       Mellon Financial                                     7,584       173,446
       National City                                       10,780       299,684
       North Fork Bancorp                                   2,800        90,804
       Northern Trust                                       3,900       133,380
       PNC Financial Services Group                         5,000       220,200
       Regions Financial                                    3,900       127,842
       SouthTrust Corp                                      6,100       158,966
       SunTrust Banks                                       4,938       279,738
       Synovus Financial                                    5,286       102,178
       Union Planters                                       3,500        98,770
       US Bancorp                                          33,630       709,593
       Wachovia Corp                                       23,890       859,323
       Washington Mutual                                   16,641       573,282
       Wells Fargo & Co                                    29,666     1,405,278
       Zions Bancorp                                        1,600        66,272
================================================================================
                                                                     10,538,405
1.18   BIOTECHNOLOGY
       Amgen Inc(a)                                        22,532     1,148,231
       Applera Corp-Applied Biosystems Group                3,700        64,935
       Biogen Inc(a)                                        2,600        99,450
       Chiron Corp(a)                                       3,300       123,816
       Genzyme Corp-General Division(a)                     3,800       122,702
       MedImmune Inc(a)                                     4,400       131,076
================================================================================
                                                                      1,690,210
0.52  BREWERS
      Adolph Coors Class B Shrs                               600        36,120
      Anheuser-Busch Cos                                   15,044       714,139
================================================================================
                                                                        750,259
0.37  BROADCASTING -- RADIO/TV
      Clear Channel Communications(a)                      10,703       428,976
      Univision Communications Class A Shrs(a)              3,970       104,649
================================================================================
                                                                        533,625
0.18  BUILDING PRODUCTS
      American Standard(a)                                  1,300        86,658
      Crane Co                                              1,050        16,926
      Masco Corp                                            8,616       156,725
================================================================================
                                                                        260,309
0.75  CABLE & SATELLITE OPERATORS
      Comcast Corp Class A Shrs(a)                         40,542     1,079,633
================================================================================
0.13  CASINOS & GAMING
      Harrah's Entertainment(a)                             1,914        69,440

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       International Game Technology(a)                     1,500   $   118,305
================================================================================
                                                                        187,745
0.03   COMMERCIAL PRINTING
       R.R. Donnelley & Sons                                2,020        43,531
================================================================================
0.16   COMPUTER & ELECTRONICS RETAIL
       Best Buy(a)                                          5,600       146,104
       Circuit City Stores                                  3,728        22,331
       RadioShack Corp                                      2,928        58,414
================================================================================
                                                                        226,849
3.23   COMPUTER HARDWARE
       Apple Computer(a)                                    6,336        90,985
       Dell Computer(a)                                    45,412     1,083,530
       Gateway Inc(a)                                       5,700        14,934
       Hewlett-Packard Co                                  53,514       931,679
       International Business Machines                     29,676     2,321,553
       NCR Corp(a)                                          1,700        32,793
       Sun Microsystems(a)                                 54,616       168,763
================================================================================
                                                                      4,644,237
0.34   COMPUTER STORAGE & PERIPHERALS
       EMC Corp(a)                                         38,604       297,251
       Lexmark International Class A Shrs(a)                2,200       133,188
       Network Appliance(a)                                 5,900        63,779
================================================================================
                                                                        494,218
0.03   CONSTRUCTION & ENGINEERING
       Fluor Corp                                           1,412        41,993
       McDermott International(a)                           1,100         4,444
================================================================================
                                                                         46,437
0.40   CONSTRUCTION MACHINERY, FARM
         MACHINERY & HEAVY TRUCKS
       Caterpillar Inc                                      6,044       265,815
       Cummins Inc                                            700        17,290
       Deere & Co                                           4,166       175,805
       Navistar International(a)                            1,100        26,477
       PACCAR Inc                                           2,000        86,640
================================================================================
                                                                        572,027
0.04   CONSTRUCTION MATERIALS
       Vulcan Materials                                     1,800        61,290
================================================================================
2.07   CONSUMER FINANCE
       Capital One Financial                                3,900       121,095
       Countrywide Financial                                2,215       122,179
       Fannie Mae                                          17,497     1,132,056
       Freddie Mac                                         12,156       680,493
       Household International                              8,352       228,093
       MBNA Corp                                           22,414       377,228
       Providian Financial(a)                               5,038        32,193
       SLM Corp                                             2,700       286,821
================================================================================
                                                                      2,980,158
0.17   CRUISE LINES
       Carnival Corp                                       10,300   $   248,230
================================================================================
                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------
0.88   DATA PROCESSING SERVICES
       Automatic Data Processing                           10,484       363,480
       Concord EFS(a)                                       8,900       130,474
       First Data                                          13,220       454,768
       Fiserv Inc(a)                                        3,350       104,423
       Paychex Inc                                          6,600       166,188
       Sabre Holdings(a)                                    2,537        45,514
================================================================================
                                                                      1,264,847
0.56   DEPARTMENT STORES
       Dillard's Inc Class A Shrs                           1,515        22,725
       Federated Department Stores(a)                       3,438        89,457
       J.C. Penney Holding                                  4,664        90,435
       Kohl's Corp(a)                                       5,900       308,983
       May Department Stores                                5,028       103,074
       Nordstrom Inc                                        2,400        43,296
       Sears Roebuck & Co                                   5,557       146,983
================================================================================
                                                                        804,953
0.05   DISTILLERS & VINTNERS
       Brown-Forman Corp Class B Shrs                       1,200        74,568
================================================================================
0.87   DIVERSIFIED CHEMICALS
       Dow Chemical                                        16,007       465,163
       E.I. du Pont de Nemours & Co                        17,422       659,771
       Rohm & Haas                                          3,876       119,575
================================================================================
                                                                      1,244,509
0.40   DIVERSIFIED COMMERCIAL SERVICES
       Cintas Corp                                          3,000       123,900
       Convergys Corp(a)                                    3,000        38,250
       Deluxe Corp                                          1,111        44,707
       Ecolab Inc                                           2,300       113,390
       Equifax Inc                                          2,521        53,975
       H&R Block                                            3,130       118,596
       IMS Health                                           4,912        82,767
================================================================================
                                                                        575,585
4.39   DIVERSIFIED FINANCIAL SERVICES
       Ambac Financial Group                                1,900       101,783
       American Express                                    23,015       817,723
       Citigroup Inc                                       90,108     3,097,913
       Franklin Resources                                   4,600       153,364
       Goldman Sachs Group                                  8,400       572,040
       JP Morgan Chase & Co                                35,003       816,970
       MBIA Inc                                             2,518       103,188
       Moody's Corp                                         2,624       109,893
       Prudential Financial                                 9,900       314,523
       State Street                                         5,712       226,138
================================================================================
                                                                      6,313,535
0.07   DIVERSIFIED METALS & MINING
       Freeport McMoRan Copper & Gold Class B Shrs(a)       2,527        47,432

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Phelps Dodge(a)                                      1,589   $    54,900
================================================================================
                                                                        102,332
0.47   DRUG RETAIL
       CVS Corp                                             6,926       156,666
       Walgreen Co                                         17,946       520,434
================================================================================
                                                                        677,100
0.10   EDUCATION SERVICES
       Apollo Group Class A Shrs(a)                         3,100       137,826
================================================================================
2.40   ELECTRIC UTILITIES
       Allegheny Energy                                     2,200        18,480
       Ameren Corp                                          2,714       106,742
       American Electric Power                              5,903       139,429
       Calpine Corp(a)                                      6,600        21,516
       CenterPoint Energy                                   5,340        37,220
       Cinergy Corp                                         2,922        92,627
       CMS Energy                                           2,500        14,175
       Consolidated Edison                                  3,754       149,860
       Constellation Energy Group                           2,921        80,766
       Dominion Resources                                   5,357       290,296
       DTE Energy                                           2,920       122,406
       Duke Energy                                         15,672       266,894
       Edison International(a)                              5,753        70,934
       Entergy Corp                                         3,934       174,866
       Exelon Corp                                          5,657       288,111
       FirstEnergy Corp                                     5,205       162,396
       FPL Group                                            3,219       187,957
       Mirant Corp(a)                                       7,075        12,452
       NiSource Inc                                         4,301        76,429
       PG&E Corp(a)                                         7,061        97,442
       Pinnacle West Capital                                1,600        49,840
       PPL Corp                                             2,923       102,305
       Progress Energy                                      4,114       166,247
       Public Service Enterprise Group                      3,932       138,721
       Southern Co                                         12,496       352,012
       TECO Energy                                          3,100        42,873
       TXU Corp                                             5,662       103,898
       Xcel Energy                                          7,040        77,581
================================================================================
                                                                      3,444,475
0.44   ELECTRICAL COMPONENTS & EQUIPMENT
       American Power Conversion(a)                         3,400        52,904
       Cooper Industries Ltd Class A Shrs                   1,617        57,290
       Emerson Electric                                     7,391       346,860
       Molex Inc                                            3,375        70,841
       Power-One Inc(a)                                     1,400         6,888
       Rockwell Automation                                  3,237        74,613
       Thomas & Betts(a)                                    1,000        16,880
================================================================================
                                                                        626,276
0.30   ELECTRONIC EQUIPMENT & INSTRUMENTS
       Agilent Technologies(a)                              8,159       134,460
       Jabil Circuit(a)                                     3,500        54,635
       Millipore Corp(a)                                      800        25,848

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       PerkinElmer Inc                                      2,200   $    17,160
       Sanmina-SCI Corp(a)                                  9,300        34,038
       Solectron Corp(a)                                   14,500        52,055
       Symbol Technologies                                  4,050        34,142
       Tektronix Inc(a)                                     1,500        24,750
       Thermo Electron(a)                                   2,821        51,258
================================================================================
                                                                        428,346
0.03   EMPLOYMENT SERVICES
       Robert Half International(a)                         3,000        45,480
================================================================================
0.19   ENVIRONMENTAL SERVICES
       Allied Waste Industries(a)                           3,500        34,230
       Waste Management                                    10,653       244,912
================================================================================
                                                                        279,142
0.02   FOOD DISTRIBUTORS
       SUPERVALU Inc                                        2,300        34,224
================================================================================
0.39   FOOD RETAIL
       Albertson's Inc                                      6,666       143,319
       Kroger Co(a)                                        13,534       204,228
       Safeway Inc(a)                                       7,700       182,490
       Winn-Dixie Stores                                    2,421        33,894
================================================================================
                                                                        563,931
0.17   FOOTWEAR
       NIKE Inc Class B Shrs                                4,691       208,937
       Reebok International Ltd(a)                          1,100        33,264
================================================================================
                                                                        242,201
0.19   FOREST PRODUCTS
       Louisiana-Pacific Corp(a)                            1,815        13,250
       Plum Creek Timber                                    3,200        69,824
       Weyerhaeuser Co                                      3,831       184,080
================================================================================
                                                                        267,154
0.16   GAS UTILITIES
       KeySpan Corp                                         2,700        91,800
       Nicor Inc                                              800        25,160
       People's Energy                                        600        22,086
       Sempra Energy                                        3,618        87,194
================================================================================
                                                                        226,240
3.18   GENERAL MERCHANDISE STORES
       Big Lots(a)                                          2,029        25,362
       Costco Wholesale(a)                                  7,980       230,383
       Dollar General                                       5,797        65,274
       Family Dollar Stores                                 3,000        90,360
       Target Corp                                         15,972       450,570
       Wal-Mart Stores                                     77,460     3,702,588
================================================================================
                                                                      4,564,537
0.14   GOLD
       Newmont Mining                                       7,022       203,287
================================================================================
0.18   HEALTH CARE DISTRIBUTORS & SERVICES
       McKesson Corp                                        5,086       144,595

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Quest Diagnostics(a)                                 1,700   $    91,426
       Quintiles Transnational(a)                           2,100        26,691
================================================================================
                                                                        262,712
1.80   HEALTH CARE EQUIPMENT
       Baxter International                                10,368       292,170
       Becton Dickinson & Co                                4,534       148,715
       Biomet Inc                                           4,561       127,439
       Boston Scientific(a)                                 7,156       289,460
       C.R. Bard                                              900        51,012
       Guidant Corp(a)                                      5,394       181,346
       Medtronic Inc                                       21,416       962,007
       St Jude Medical(a)                                   3,126       136,200
       Stryker Corp                                         3,500       210,840
       Waters Corp(a)                                       2,300        53,015
       Zimmer Holdings(a)                                   3,410       139,810
================================================================================
                                                                      2,592,014
0.47   HEALTH CARE FACILITIES
       HCA Inc                                              8,990       384,233
       Health Management Associates Class A Shrs            4,200        77,784
       HEALTHSOUTH Corp(a)                                  6,955        26,638
       Manor Care(a)                                        1,700        32,674
       Tenet Healthcare(a)                                  8,550       153,814
================================================================================
                                                                        675,143
0.02   HEALTH CARE SUPPLIES
       Bausch & Lomb                                          900        29,925
================================================================================
0.05   HOME FURNISHINGS
       Leggett & Platt                                      3,400        68,680
================================================================================
0.97   HOME IMPROVEMENT RETAIL
       Home Depot                                          40,790       852,511
       Lowe's Cos                                          13,660       466,899
       Sherwin-Williams Co                                  2,624        69,903
================================================================================
                                                                      1,389,313
0.10   HOMEBUILDING
       Centex Corp                                          1,100        58,212
       KB HOME                                                800        35,768
       Pulte Homes                                          1,078        53,878
================================================================================
                                                                        147,858
0.34   HOTELS & RESORTS
       Cendant Corp(a)                                     18,179       201,423
       Hilton Hotels                                        6,635        77,696
       Marriott International Class A Shrs                  4,168       130,042
       Starwood Hotels & Resorts Worldwide Paired
        Certificates SBI                                    3,500        82,075
================================================================================
                                                                        491,236
0.13   HOUSEHOLD APPLIANCES
       Black & Decker                                       1,413        51,772
       Maytag Corp                                          1,413        35,707
       Stanley Works                                        1,512        40,249

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Whirlpool Corp                                       1,200   $    62,364
================================================================================
                                                                        190,092
2.08   HOUSEHOLD PRODUCTS
       Clorox Co                                            3,836       146,612
       Colgate-Palmolive Co                                 9,488       483,034
       Kimberly-Clark Corp                                  8,976       415,768
       Procter & Gamble                                    22,782     1,949,456
================================================================================
                                                                      2,994,870
0.19   HOUSEWARES & SPECIALTIES
       American Greetings Class A Shrs(a)                   1,110        15,429
       Fortune Brands                                       2,624       115,640
       Newell Rubbermaid                                    4,653       129,586
       Tupperware Corp                                      1,000        15,460
================================================================================
                                                                        276,115
3.86   INDUSTRIAL CONGLOMERATES
       General Electric                                   174,547     4,039,018
       Textron Inc                                          2,408        92,852
       3M Co                                                6,868       855,409
       Tyco International Ltd                              35,023       560,718
================================================================================
                                                                      5,547,997
0.22   INDUSTRIAL GASES
       Air Products & Chemicals                             3,944       163,479
       Praxair Inc                                          2,822       153,912
================================================================================
                                                                        317,391
0.69   INDUSTRIAL MACHINERY
       Danaher Corp                                         2,700       165,807
       Dover Corp                                           3,546        92,799
       Eaton Corp                                           1,211        86,078
       Illinois Tool Works                                  5,387       327,637
       Ingersoll-Rand Co Class A Shrs                       2,923       114,757
       ITT Industries                                       1,617        90,811
       Pall Corp                                            2,118        32,850
       Parker-Hannifin Corp                                 2,116        85,296
================================================================================
                                                                        996,035
0.35   INSURANCE BROKERS
       Aon Corp                                             5,415       102,506
       Marsh & McLennan                                     9,436       402,257
================================================================================
                                                                        504,763
4.31   INTEGRATED OIL & GAS
       Amerada Hess                                         1,613        76,134
       ChevronTexaco Corp                                  18,718     1,205,439
       ConocoPhillips                                      11,834       570,280
       Exxon Mobil                                        118,070     4,032,091
       Marathon Oil                                         5,489       114,720
       Occidental Petroleum                                 6,647       194,159
================================================================================
                                                                      6,192,823
3.46   INTEGRATED TELECOMMUNICATION SERVICES
       ALLTEL Corp                                          5,470       256,379
       AT&T Corp                                           13,519       263,350

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       BellSouth Corp                                      32,602   $   742,674
       CenturyTel Inc                                       2,500        75,825
       Citizens Communications(a)                           5,000        48,950
       Qwest Communications International(a)               29,737       134,411
       SBC Communications                                  58,272     1,424,168
       Sprint Corp                                         15,664       190,161
       Verizon Communications                              48,015     1,838,014
================================================================================
                                                                      4,973,932
0.28   INTERNET RETAIL
       eBay Inc(a)                                          5,400       405,864
================================================================================
0.13   INTERNET SOFTWARE & SERVICES
       Yahoo! Inc(a)                                       10,400       189,280
================================================================================
1.33   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Bear Stearns                                         1,650       102,382
       Charles Schwab                                      23,583       217,435
       Janus Capital Group                                  3,900        49,491
       Lehman Brothers Holdings                             4,200       229,026
       Merrill Lynch & Co                                  15,138       530,133
       Morgan Stanley                                      19,078       723,056
       T. Rowe Price Group                                  2,100        56,154
================================================================================
                                                                      1,907,677
0.27   IT CONSULTING & SERVICES
       Computer Sciences(a)                                 3,002        91,861
       Electronic Data Systems                              8,400       142,380
       SunGard Data Systems(a)                              5,000        97,200
       Unisys Corp(a)                                       5,725        53,357
================================================================================
                                                                        384,798
0.25   LEISURE PRODUCTS
       Brunswick Corp                                       1,614        31,425
       Electronic Arts(a)                                   2,500       129,525
       Hasbro Inc                                           3,077        36,924
       Mattel Inc                                           7,691       153,820
================================================================================
                                                                        351,694
0.89   LIFE & HEALTH INSURANCE
       AFLAC Inc                                            9,100       294,749
       Jefferson-Pilot Corp                                 2,522        97,097
       John Hancock Financial Services                      5,100       139,281
       Lincoln National                                     3,134       101,072
       MetLife Inc                                         12,300       329,271
       Principal Financial Group                            5,900       168,740
       Torchmark Corp                                       2,120        76,108
       UnumProvident Corp                                   4,230        73,898
================================================================================
                                                                      1,280,216
0.67   MANAGED HEALTH CARE
       Aetna Inc                                            2,598       112,987
       Anthem Inc(a)                                        2,500       155,200
       Humana Inc(a)                                        2,823        28,061
       UnitedHealth Group                                   5,348       470,089

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       WellPoint Health Networks(a)                         2,600   $   188,968
================================================================================
                                                                        955,305
0.04   METAL & GLASS CONTAINERS
       Ball Corp                                            1,000        52,500
================================================================================
0.15   MOTORCYCLE MANUFACTURERS
       Harley-Davidson Inc                                  5,300       221,434
================================================================================
1.90   MOVIES & ENTERTAINMENT
       AOL Time Warner(a)                                  78,454       914,774
       Viacom Inc Class B Shrs(a)                          30,906     1,191,426
       Walt Disney                                         35,829       627,008
================================================================================
                                                                      2,733,208
2.10   MULTI-LINE INSURANCE
       American International Group                        45,719     2,474,312
       CIGNA Corp                                           2,447       106,860
       Cincinnati Financial                                 2,845       101,823
       Hartford Financial Services Group                    4,456       185,726
       Loews Corp                                           3,252       143,153
================================================================================
                                                                      3,011,874
0.02   MULTI-UTILITIES
       AES Corp(a)                                          9,500        32,965
================================================================================
0.16   NATURAL GAS PIPELINES
       Dynegy Inc Class A Shrs                              6,550        12,249
       El Paso                                             10,485        88,493
       Kinder Morgan                                        2,100        94,731
       Williams Cos                                         9,063        29,364
================================================================================
                                                                        224,837
1.19   NETWORKING EQUIPMENT
       Avaya Inc(a)                                         6,358        16,022
       Cisco Systems(a)                                   126,764     1,694,835
================================================================================
                                                                      1,710,857
0.08   OFFICE ELECTRONICS
       Xerox Corp(a)                                       12,928       114,413
================================================================================
0.17   OFFICE SERVICES & SUPPLIES
       Avery Dennison                                       1,914       114,055
       Pitney Bowes                                         4,190       136,343
================================================================================
                                                                        250,398
0.23   OIL & GAS DRILLING
       Nabors Industries Ltd(a)                             2,500        92,125
       Noble Corp(a)                                        2,300        78,844
       Rowan Cos                                            1,612        33,256
       Transocean Inc                                       5,640       128,423
================================================================================
                                                                        332,648
0.55   OIL & GAS EQUIPMENT & SERVICES
       Baker Hughes                                         5,894       178,352
       BJ Services(a)                                       2,700        82,539
       Halliburton Co                                       7,696       144,377

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Schlumberger Ltd                                    10,225   $   385,483
================================================================================
                                                                        790,751
0.64   OIL & GAS EXPLORATION, PRODUCTION &
         TRANSPORTATION
       Anadarko Petroleum                                   4,380       201,962
       Apache Corp                                          2,574       160,643
       Burlington Resources                                 3,525       155,453
       Devon Energy                                         2,718       123,125
       EOG Resources                                        2,000        77,520
       Kerr-McGee Corp                                      1,716        71,677
       Unocal Corp                                          4,542       126,495
================================================================================
                                                                        916,875
0.05   OIL & GAS REFINING & MARKETING
       Ashland Inc                                          1,200        33,288
       Sunoco Inc                                           1,300        40,716
================================================================================
                                                                         74,004
1.57   PACKAGED FOODS & MEATS
       Archer-Daniels-Midland Co                           11,306       136,237
       Campbell Soup                                        7,200       172,584
       ConAgra Foods                                        9,466       232,201
       General Mills                                        6,408       287,911
       Hershey Foods                                        2,394       154,413
       H.J. Heinz                                           6,141       198,416
       Kellogg Co                                           7,170       239,478
       Sara Lee                                            13,630       271,782
       SYSCO Corp                                          11,548       339,165
       Wm.Wrigley Jr                                        3,952       219,415
================================================================================
                                                                      2,251,602
0.14   PAPER PACKAGING
       Bemis Inc                                              900        39,258
       Pactiv Corp(a)                                       2,824        57,638
       Sealed Air(a)                                        1,519        57,297
       Temple-Inland Inc                                      930        40,195
================================================================================
                                                                        194,388
0.33   PAPER PRODUCTS
       Boise Cascade                                        1,000        23,910
       Georgia-Pacific Corp                                 4,432        68,164
       International Paper                                  8,392       299,594
       MeadWestvaco Corp                                    3,489        83,910
================================================================================
                                                                        475,578
0.57   PERSONAL PRODUCTS
       Alberto-Culver Co Class B Shrs                       1,000        50,730
       Avon Products                                        4,174       208,700
       Gillette Co                                         18,536       554,226
================================================================================
                                                                        813,656
10.28  PHARMACEUTICALS
       Abbott Laboratories                                 27,404     1,044,640
       Allergan Inc                                         2,300       139,541
       AmerisourceBergen Corp                               1,900       110,580

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Bristol-Myers Squibb                                34,006   $   802,202
       Cardinal Health                                      7,728       450,774
       Eli Lilly & Co                                      19,728     1,188,415
       Forest Laboratories(a)                               6,400       331,200
       Johnson & Johnson                                   52,102     2,793,188
       King Pharmaceuticals(a)                              4,266        62,625
       Merck & Co                                          39,374     2,180,926
       Pfizer Inc                                         108,098     3,281,855
       Pharmacia Corp                                      22,669       946,884
       Schering-Plough Corp                                25,762       466,550
       Watson Pharmaceuticals(a)                            1,900        57,532
       Wyeth                                               23,254       907,604
================================================================================
                                                                     14,764,516
0.11   PHOTOGRAPHIC PRODUCTS
       Eastman Kodak                                        5,113       154,924
================================================================================
1.16   PROPERTY & CASUALTY INSURANCE
       ACE Ltd                                              4,600       135,470
       Allstate Corp                                       12,364       435,089
       Chubb Corp                                           2,959       158,957
       MGIC Investment                                      1,775        76,556
       Progressive Corp                                     3,857       186,447
       SAFECO Corp                                          2,420        86,757
       St Paul                                              3,982       129,972
       Travelers Property Casualty Class B Shrs(a)         17,578       285,818
       XL Capital Ltd Class A Shrs                          2,350       176,391
================================================================================
                                                                      1,671,457
0.78   PUBLISHING & PRINTING
       Dow Jones & Co                                       1,413        57,029
       Gannett Co                                           4,686       340,485
       Knight-Ridder Inc                                    1,412        95,621
       McGraw-Hill Cos                                      3,428       203,006
       Meredith Corp                                          900        37,971
       New York Times Class A Shrs                          2,626       128,254
       Tribune Co                                           5,334       258,166
================================================================================
                                                                      1,120,532
0.46   RAILROADS
       Burlington Northern Santa Fe                         6,609       171,636
       CSX Corp                                             3,743       104,916
       Norfolk Southern                                     6,853       135,004
       Union Pacific                                        4,462       254,602
================================================================================
                                                                        666,158
0.28   REAL ESTATE INVESTMENT TRUSTS
       Equity Office Properties Trust                       7,200       172,368
       Equity Residential SBI                               4,800       117,312
       Simon Property Group                                 3,300       107,910
================================================================================
                                                                        397,590
0.50   RESTAURANTS
       Darden Restaurants                                   2,981        64,688
       McDonald's Corp                                     22,304       317,609
       Starbucks Corp(a)                                    6,800       154,496

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Wendy's International                                2,018   $    54,789
       Yum! Brands(a)                                       5,142       119,192
================================================================================
                                                                        710,774
0.39   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                28,904       345,981
       KLA-Tencor Corp(a)                                   3,324       108,495
       Novellus Systems(a)                                  2,600        76,570
       Teradyne Inc(a)                                      3,200        33,248
================================================================================
                                                                        564,294
2.32   SEMICONDUCTORS
       Advanced Micro Devices(a)                            6,040        31,650
       Altera Corp(a)                                       6,700        73,566
       Analog Devices(a)                                    6,400       153,152
       Applied Micro Circuits(a)                            5,300        19,186
       Broadcom Corp Class A Shrs(a)                        4,800        64,992
       Intel Corp                                         116,196     1,819,629
       Linear Technology                                    5,500       143,715
       LSI Logic(a)                                         6,540        28,841
       Maxim Integrated Products                            5,621       175,094
       Micron Technology(a)                                10,660        87,519
       National Semiconductor(a)                            3,223        42,544
       NVIDIA Corp(a)                                       2,700        27,864
       PMC-Sierra Inc(a)                                    2,900        15,950
       QLogic Corp(a)                                       1,600        53,248
       Texas Instruments                                   30,324       482,152
       Xilinx Inc(a)                                        5,900       116,761
================================================================================
                                                                      3,335,863
2.29   SOFT DRINKS
       Coca-Cola Co                                        43,524     1,760,981
       Coca-Cola Enterprises                                7,900       174,037
       Pepsi Bottling Group                                 4,900       124,215
       PepsiCo Inc                                         30,299     1,226,504
================================================================================
                                                                      3,285,737
0.26   SPECIALTY CHEMICALS
       Eastman Chemical                                     1,311        44,876
       Englehard Corp                                       2,220        45,976
       Great Lakes Chemical                                   900        20,007
       Hercules Inc(a)                                      1,913        15,859
       International Flavors & Fragrances                   1,615        51,309
       PPG Industries                                       3,017       147,320
       Sigma-Aldrich Corp                                   1,214        54,472
================================================================================
                                                                        379,819
0.41   SPECIALTY STORES
       AutoZone Inc(a)                                      1,721       113,087
       Bed Bath & Beyond(a)                                 5,100       171,003
       Office Depot(a)                                      5,400        72,090
       Staples Inc(a)                                       8,300       142,511
       Tiffany & Co                                         2,600        60,450
       Toys "R" Us(a)                                       3,710        33,538
================================================================================
                                                                        592,679

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

0.08   STEEL
       Allegheny Technologies                               1,462  $      6,681
       Nucor Corp                                           1,412        56,353
       United States Steel                                  1,812        26,002
       Worthington Industries                               1,514        22,967
================================================================================
                                                                        112,003
4.21   SYSTEMS SOFTWARE
       Adobe Systems                                        4,140       109,379
       BMC Software(a)                                      4,100        72,283
       Computer Associates International                   10,076       134,716
       Microsoft Corp(a)                                   93,770     4,450,324
       Novell Inc(a)                                        6,349        20,571
       Oracle Corp(a)                                      93,964     1,130,387
       VERITAS Software(a)                                  7,200       131,414
================================================================================
                                                                      6,049,074
0.91   TELECOMMUNICATIONS EQUIPMENT
       ADC Telecommunications(a)                           14,000        32,200
       Andrew Corp(a)                                       1,713        15,828
       CIENA Corp(a)                                        7,600        44,080
       Comverse Technology(a)                               3,300        31,416
       Corning Inc(a)                                      20,105        82,028
       JDS Uniphase(a)                                     24,800        67,208
       Lucent Technologies(a)                              60,199       111,970
       Motorola Inc                                        40,408       322,456
       QUALCOMM Inc(a)                                     13,800       519,708
       Scientific-Atlanta Inc                               2,722        30,214
       Tellabs Inc(a)                                       7,238        56,384
================================================================================
                                                                      1,313,492
0.03   TIRES & RUBBER
       Cooper Tire & Rubber                                 1,311        18,747
       Goodyear Tire & Rubber                               3,103        16,446
================================================================================
                                                                         35,193
1.06   TOBACCO
       Altria Group                                        36,292     1,374,378
       R.J. Reynolds Tobacco Holdings                       1,500        63,540
       UST Inc                                              2,926        90,413
================================================================================
                                                                      1,528,331
0.12   TRADING COMPANIES & DISTRIBUTORS
       Genuine Parts                                        3,025        89,238
       W.W. Grainger                                        1,626        76,910
================================================================================
                                                                        166,148
0.02   TRUCKING
       Ryder System                                         1,100        24,783
================================================================================
0.40   WIRELESS TELECOMMUNICATION SERVICES
       AT&T Wireless Services(a)                           47,491       288,270
       Nextel Communications Class A Shrs(a)               16,900       213,278
       Sprint Corp-PCS Group Series 1 Shrs(a)              17,482        65,732
================================================================================
                                                                        567,280

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       TOTAL COMMON STOCKS (COST $175,558,631)                     $138,349,695
================================================================================
3.20   SHORT-TERM INVESTMENTS
0.42   US GOVERNMENT OBLIGATIONS
       US Treasury Bills,  2/27/2003(h)(Amortized
        Cost $609,274)                                 $  610,000       609,530
================================================================================
2.78   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 1/31/2003 due 2/3/2003 at 1.220%,
         repurchased at $3,986,405 (Collateralized by
         Federal Home Loan Bank, Bonds, due 11/14/2003
         at 2.500%, value $4,031,721)
         (Cost $3,986,000)                             $3,986,000     3,986,000
================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $4,595,274)                                  4,595,530
================================================================================
99.49  TOTAL INVESTMENTS AT VALUE
         (COST $180,153,905)                                        142,945,225
================================================================================
0.51   OTHER ASSETS LESS LIABILITIES                                    733,628
================================================================================
100.00 NET ASSETS AT VALUE                                         $143,678,853
================================================================================

SMALL COMPANY GROWTH FUND
90.53  COMMON STOCKS
0.73   AEROSPACE & DEFENSE
       Alliant Techsystems(a)                              108,500 $  5,898,060
================================================================================
0.51   AIR FREIGHT & COURIERS
       UTI Worldwide(b)                                    171,400    4,079,320
================================================================================
0.98   AIRLINES
       JetBlue Airways(a)(b)                               279,450    7,908,435
================================================================================
0.62   APPAREL, ACCESSORIES & LUXURY GOODS
       Coach Inc(a)(b)                                     157,300    5,025,735
================================================================================
0.50   APPAREL RETAIL
       Gymboree Corp(a)(b)                                 285,000    4,064,100
================================================================================
3.57   APPLICATION SOFTWARE
       Cerner Corp(a)(b)                                   192,600    7,100,969
       Cognos Inc(a)(b)                                    305,500    6,962,345
       Jack Henry & Associates(b)                          503,480    6,223,013
       Quest Software(a)(b)                                563,600    5,714,904
       TIBCO Software(a)                                   487,410    2,734,370
================================================================================
                                                                     28,735,601
0.48   AUTO PARTS & EQUIPMENT
       Advance Auto Parts(a)(b)                             88,000    3,841,200
================================================================================
6.66   BANKS
       City National(b)                                    133,680    6,125,218
       Commerce Bancorp(b)                                 100,200    4,397,778
       Cullen/Frost Bankers(b)                             187,600    5,828,732
       Dime Community Bancshares(b)                        362,700    7,156,071
       Greater Bay Bancorp(b)                              230,200    3,934,118
       Investors Financial Services(b)                     348,600    9,736,398
       New York Community Bancorp(b)                       268,000    7,911,360

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Silicon Valley Bancshares(a)(b)                    496,900   $ 8,571,525
================================================================================
                                                                     53,661,200
4.79   BIOTECHNOLOGY
       Biotech HOLDRs Trust(b)(c)                          72,700     6,448,490
       Charles River Laboratories International(a)(b)      68,600     2,042,908
       Enzon Pharmaceuticals(a)                           162,700     2,845,623
       Gen-Probe Inc(a)                                   181,800     4,906,782
       IDEXX Laboratories(a)(b)                            96,500     3,340,830
       Medicines Co(a)(b)                                 272,000     4,466,240
       NPS Pharmaceuticals(a)(b)                          179,300     3,994,804
       Scios Inc(a)(b)                                    117,400     3,850,720
       Techne Corp(a)(b)                                   87,800     2,003,596
       Trimeris Inc(a)(b)                                 111,200     4,700,424
================================================================================
                                                                     38,600,417
1.97   BROADCASTING -- RADIO/TV
       Cumulus Media Class A Shrs(a)                      295,700     4,429,586
       Lin TV Corp Class A Shrs(a)(b)                     229,300     5,588,041
       Radio One Class D Shrs(a)(b)                       382,000     5,836,960
================================================================================
                                                                     15,854,587
1.20   CASINOS & GAMING
       Alliance Gaming(a)(b)                              435,100     6,870,229
       Mandalay Resort Group(a)(b)                        108,600     2,789,934
================================================================================
                                                                      9,660,163
0.27   CONSUMER FINANCE
       iDine Rewards Network(a)                           213,700     2,143,411
================================================================================
1.00   DIVERSIFIED COMMERCIAL SERVICES
       Corporate Executive Board(a)(b)                    261,400     8,100,786
================================================================================
2.19   EDUCATION SERVICES
       Career Education(a)(b)                             131,200     6,153,280
       Corinthian Colleges(a)                             198,200     7,224,390
       University of Phoenix Online(a)                    119,933     4,296,000
================================================================================
                                                                     17,673,670
1.38   ELECTRICAL COMPONENTS & EQUIPMENT
       Aeroflex Inc(a)(b)                                 956,860     7,654,880
       Benchmark Electronics(a)(b)                        107,900     3,506,750
================================================================================
                                                                     11,161,630
2.80   ELECTRONIC EQUIPMENT & INSTRUMENTS
       Cognex Corp(a)(b)                                  303,144     6,447,873
       MKS Instruments(a)                                 418,100     5,661,074
       OSI Systems(a)(b)                                  365,900     7,094,801
       Plexus Corp(a)                                     379,800     3,335,024
================================================================================
                                                                     22,538,772
2.16   EMPLOYMENT SERVICES
       FTI Consulting(a)(b)                               239,500     9,855,425
       Heidrick & Struggles International(a)(b)           580,850     7,510,390
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

0.77   ENVIRONMENTAL SERVICES
       Waste Connections(a)(b)                            179,530   $ 6,238,667
================================================================================
1.64   FOOD DISTRIBUTORS
       Performance Food Group(a)(b)                       196,200     6,052,770
       United Natural Foods(a)(b)                         342,500     7,185,650
================================================================================
                                                                     13,238,420
0.76   FOOD RETAIL
       Whole Foods Market(a)(b)                           120,200     6,108,564
================================================================================
1.37   GENERAL MERCHANDISE STORES
       Big Lots(a)(b)                                      79,000       987,500
       Fred's Inc Class A Shrs                            168,600     4,528,765
       Ross Stores(b)                                      95,700     3,733,257
       Tuesday Morning(a)(b)                              104,100     1,790,520
================================================================================
                                                                     11,040,042
2.94   HEALTH CARE DISTRIBUTORS & SERVICES
       Accredo Health(a)                                  195,862     7,346,784
       Covance Inc(a)(b)                                  175,500     4,734,990
       DaVita Inc(a)                                      169,700     4,089,770
       Pharmaceutical Product Development(a)(b)           118,200     3,528,270
       Renal Care Group(a)(b)                             137,800     3,982,420
================================================================================
                                                                     23,682,234
5.08   HEALTH CARE EQUIPMENT
       Advanced Neuromodulation Systems(a)(b)             115,800     4,445,794
       Bio-Rad Laboratories Class A Shrs(a)(b)            129,400     4,580,760
       Biosite Inc(a)(b)                                   91,200     3,260,482
       CTI Molecular Imaging(a)(b)                        278,300     7,330,700
       Integra LifeSciences Holdings(a)(b)                205,200     3,381,696
       Mentor Corp                                        146,200     2,592,126
       Varian Medical Systems(a)(b)                       195,100    10,195,926
       Wilson Greatbatch Technologies(a)(b)               176,000     4,484,480
       Zoll Medical(a)                                     16,100       643,034
================================================================================
                                                                     40,914,998
0.74   HEALTH CARE SUPPLIES
       Cooper Cos(b)                                      233,700     5,985,057
================================================================================
0.77   HOMEBUILDING
       Toll Brothers(a)(b)                                307,500     6,186,900
================================================================================
0.76   INDUSTRIAL MACHINERY
       Kennametal Inc(b)                                  193,500     6,126,210
================================================================================
2.00   INTERNET SOFTWARE & SERVICES
       Overture Services(a)                               232,000     5,389,360
       PEC Solutions(a)(b)                                116,200     3,578,960
       RSA Security(a)                                    673,830     3,712,803
       Websense Inc(a)(b)                                 216,700     3,404,357
================================================================================
                                                                     16,085,480
2.68   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Affiliated Managers Group(a)                       129,500     6,013,980
       Eaton Vance(b)                                     283,700     7,875,512

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Raymond James Financial                            301,600   $ 7,690,800
================================================================================
                                                                     21,580,292
1.96   INVESTMENT COMPANIES
       Nasdaq-100 Trust Series 1 Shrs(a)(b)               645,600    15,765,552
================================================================================
4.16   IT CONSULTING & SERVICES
       Anteon International(a)                             80,300     1,814,780
       BISYS Group(a)(b)                                  411,900     6,508,020
       Cognizant Technology Solutions Class A Shrs(a)(b)   64,800     3,906,792
       Manhattan Associates(a)(b)                         148,000     3,572,720
       MAXIMUS Inc(a)(b)                                  150,900     3,605,001
       SI International(a)                                227,300     2,543,487
       SRA International Class A Shrs(a)                  171,099     4,455,418
       Tier Technologies Class B Shrs(a)(b)               506,780     7,125,327
================================================================================
                                                                     33,531,545
0.62   LEISURE FACILITIES
       Intrawest Corp                                     432,200     4,978,944
================================================================================
1.00   MANAGED HEALTH CARE
       First Health Group(a)                              166,700     3,914,283
       Mid Atlantic Medical Services(a)(b)                121,400     4,178,588
================================================================================
                                                                      8,092,871
0.68   METAL & GLASS CONTAINERS
       Crown Cork & Seal(a)(b)                            794,400     5,505,192
================================================================================
1.37   MOVIES & ENTERTAINMENT
       Pixar Inc(a)(b)                                    105,200     5,784,948
       Regal Entertainment Group Class A Shrs             273,900     5,264,358
================================================================================
                                                                     11,049,306
1.72   NETWORKING EQUIPMENT
       Foundry Networks(a)(b)                             682,900     5,668,070
       NetScreen Technologies(a)                          415,800     8,187,102
================================================================================
                                                                     13,855,172
0.56   OFFICE ELECTRONICS
       Zebra Technologies Class A Shrs(a)(b)               80,500     4,496,730
================================================================================
2.91   OIL & GAS DRILLING
       Patterson-UTI Energy(a)(b)                         286,300     8,735,013
       Precision Drilling(a)                              246,000     8,383,680
       Pride International(a)                             453,400     6,347,600
================================================================================
                                                                     23,466,293
3.25   OIL & GAS EQUIPMENT & SERVICES
       FMC Technologies(a)                                218,900     4,248,849
       Maverick Tube(a)                                   442,000     6,780,280
       National-Oilwell Inc(a)(b)                         337,600     6,897,168
       Smith International(a)(b)                          258,400     8,227,456
================================================================================
                                                                     26,153,753
2.38   OIL & GAS EXPLORATION, PRODUCTION &
          TRANSPORTATION
       Evergreen Resources(a)                             154,400     6,680,888
       Forest Oil(a)(b)                                   248,500     5,964,000

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Spinnaker Exploration(a)                           330,200   $ 6,561,074
================================================================================
                                                                     19,205,962
1.37   PACKAGED FOODS & MEATS
       American Italian Pasta Class A Shrs(a)(b)          281,200    11,051,160
================================================================================
0.45   PERSONAL PRODUCTS
       NBTY Inc(a)(b)                                     197,900     3,603,759
================================================================================
1.32   PHARMACEUTICALS
       Atrix Laboratories(a)(b)                            90,300     1,029,420
       Connetics Corp(a)(b)                               309,500     4,020,405
       Neurocrine Biosciences(a)(b)                       128,200     5,560,034
================================================================================
                                                                     10,609,859
1.13   PUBLISHING & PRINTING
       Getty Images(a)                                    138,700     4,056,975
       McClatchy Co Class A Shrs                           89,100     5,020,785
================================================================================
                                                                      9,077,760
0.54   REINSURANCE
       RenaissanceRe Holdings Ltd                         109,900     4,315,773
================================================================================
1.95   RESTAURANTS
       California Pizza Kitchen(a)(b)                     238,800     5,814,780
       P.F. Chang's China Bistro(a)(b)                    143,000     5,040,750
       Panera Bread Class A Shrs(a)(b)                    166,900     4,910,198
================================================================================
                                                                     15,765,728
1.69   SEMICONDUCTOR EQUIPMENT
       ATMI Inc(a)(b)                                     296,400     5,267,028
       Cymer Inc(a)(b)                                    132,400     4,092,484
       Varian Semiconductor Equipment Associates(a)(b)    163,800     4,248,972
================================================================================
                                                                     13,608,484
3.26   SEMICONDUCTORS
       Cree Inc(a)(b)                                     244,400     4,389,424
       Exar Corp(a)(b)                                    607,660     7,869,197
       OmniVision Technologies(a)(b)                      261,000     3,557,430
       QLogic Corp(a)(b)                                   88,700     2,951,936
       Semtech Corp(a)(b)                                 314,700     4,191,804
       Skyworks Solutions(a)(b)                           470,900     3,277,464
================================================================================
                                                                     26,237,255
2.34   SPECIALTY STORES
       Hollywood Entertainment(a)(b)                      438,400     5,848,256
       Linens 'n Things(a)(b)                             313,400     7,305,354
       Pier 1 Imports(b)                                  335,500     5,686,725
================================================================================
                                                                     18,840,335
1.80   TELECOMMUNICATIONS EQUIPMENT
       ADTRAN Inc(a)(b)(i)                                110,200     3,708,230
       Advanced Fibre Communications(a)(b)                227,400     3,840,786
       Anaren Inc(a)(b)                                   142,600     1,105,150
       Tekelec(a)(b)                                      680,700     5,813,178
================================================================================
                                                                     14,467,344

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

2.31   TRUCKING
       Arkansas Best(a)(b)                                214,300   $ 5,188,203
       J.B. Hunt Transport Services(a)(b)                 277,100     7,656,273
       Yellow Corp(a)(b)                                  245,900     5,744,716
================================================================================
                                                                     18,589,192
0.44   WIRELESS TELECOMMUNICATION SERVICES
       Boston Communications Group(a)(b)                  280,800     3,574,584
================================================================================
       TOTAL COMMON STOCKS (COST $741,553,703)                      729,342,319
================================================================================
9.21   SHORT-TERM INVESTMENTS
4.72   COMMERCIAL PAPER -- CONSUMER RECEIVABLES
       New Center Asset Trust, Series 1, Discount
         Notes 1.310%, 2/3/2003 (Amortized Cost
         $37,997,234)                                $ 38,000,000    37,997,234
================================================================================
4.35   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market
         Reserve Fund(d) 1.203% (Cost $35,025,120)     35,025,120    35,025,120
================================================================================
0.14   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 1/31/2003 due 2/3/2003 at 1.220%,
         repurchased at $1,135,115 (Collateralized
         by Federal Home Loan Bank, Bonds, due
         11/14/2003 at 2.500%, value $1,151,202)
         (Cost $1,135,000)                           $  1,135,000     1,135,000
================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $74,157,354)                                74,157,354
================================================================================
99.74  TOTAL INVESTMENTS AT VALUE
         (COST $815,711,057)                                        803,499,673
================================================================================
0.26   OTHER ASSETS LESS LIABILITIES                                  2,113,720
================================================================================
100.00 NET ASSETS AT VALUE                                         $805,613,393
================================================================================

VALUE EQUITY FUND
97.18  COMMON STOCKS
2.95   AEROSPACE & DEFENSE
       L-3 Communications Holdings(a)                      11,100   $   496,947
       Lockheed Martin                                     20,000     1,021,000
       United Technologies                                 19,700     1,252,526
================================================================================
                                                                      2,770,473
1.21   AGRICULTURAL PRODUCTS
       Bunge Ltd                                           43,600     1,133,600
================================================================================
1.22   ALUMINUM
       Alcoa Inc                                           58,000     1,146,660
================================================================================
11.11  BANKS
       Bank of America                                     41,964     2,939,578
       Bank One                                            40,800     1,489,608
       Mellon Financial                                    65,300     1,493,411
       Wachovia Corp                                       45,400     1,633,038
       Wells Fargo & Co                                    60,600     2,870,622
================================================================================
                                                                     10,426,257

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

2.31   BREWERS
       Anheuser-Busch Cos                                  45,600   $ 2,164,632
================================================================================
3.11   COMPUTER HARDWARE
       Hewlett-Packard Co                                  88,100     1,533,821
       International Business Machines                     17,700     1,384,671
================================================================================
                                                                      2,918,492
2.13   DIVERSIFIED CHEMICALS
       Dow Chemical                                        35,000     1,017,100
       Olin Corp                                           61,000       983,320
================================================================================
                                                                      2,000,420
4.75   DIVERSIFIED FINANCIAL SERVICES
       Citigroup Inc                                       89,926     3,091,656
       JP Morgan Chase & Co                                58,800     1,372,392
================================================================================
                                                                      4,464,048
3.07   ELECTRIC UTILITIES
       Dominion Resources                                  19,400     1,051,286
       FPL Group                                           17,000       992,630
       NiSource Inc                                        47,000       835,190
================================================================================
                                                                      2,879,106
1.07   ELECTRICAL COMPONENTS & EQUIPMENT
       SPX Corp(a)                                         27,000     1,001,700
================================================================================
1.25   ENVIRONMENTAL SERVICES
       Waste Management                                    50,900     1,170,191
================================================================================
1.56   GENERAL MERCHANDISE STORES
       Target Corp                                         52,000     1,466,920
================================================================================
0.82   HOUSEHOLD PRODUCTS
       Procter & Gamble                                     9,000       770,130
================================================================================
1.74   INDUSTRIAL CONGLOMERATES
       General Electric                                    70,700     1,635,998
================================================================================
1.23   INDUSTRIAL GASES
       Praxair Inc                                         21,100     1,150,794
================================================================================
3.84   INDUSTRIAL MACHINERY
       Danaher Corp                                        17,000     1,043,970
       Illinois Tool Works                                 22,515     1,369,362
       ITT Industries                                      21,200     1,190,592
================================================================================
                                                                      3,603,924
2.39   INSURANCE BROKERS
       Marsh & McLennan                                    52,700     2,246,601
================================================================================
5.58   INTEGRATED OIL & GAS
       BP PLC Sponsored ADR Representing 6 Ord Shrs        55,700     2,172,857
       Exxon Mobil                                         89,800     3,066,670
================================================================================
                                                                      5,239,527
4.85   INTEGRATED TELECOMMUNICATION SERVICES
       BellSouth Corp                                      50,000     1,139,000
       SBC Communications                                  57,602     1,407,793

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

       Verizon Communications                              52,500   $ 2,009,700
================================================================================
                                                                      4,556,493
5.89   INVESTMENT ADVISER/BROKER DEALER SERVICES
       Janus Capital Group                                 71,600       908,604
       Lehman Brothers Holdings                            49,500     2,699,235
       Merrill Lynch & Co                                  55,000     1,926,100
================================================================================
                                                                      5,533,939
1.64   IT CONSULTING & SERVICES
       Accenture Ltd(a)                                    38,100       630,555
       Veridian Corp(a)                                    42,900       905,190
================================================================================
                                                                      1,535,745
3.02   MARINE
       Tsakos Energy Navigation Ltd                       191,400     2,838,462
================================================================================
0.97   OIL & GAS DRILLING
       Noble Corp(a)                                       26,500       908,420
================================================================================
1.35   OIL & GAS EXPLORATION, PRODUCTION &
         TRANSPORTATION
       Kerr-McGee Corp                                     30,400     1,269,808
================================================================================
3.34   PACKAGED FOODS & MEATS
       Hershey Foods                                       14,500       935,250
       H.J. Heinz                                          34,100     1,101,771
       Kellogg Co                                          32,900     1,098,860
================================================================================
                                                                      3,135,881
2.08   PAPER PRODUCTS
       Bowater Inc                                         29,000     1,178,850
       International Paper                                 21,600       771,120
================================================================================
                                                                      1,949,970
7.74   PHARMACEUTICALS
       Bristol-Myers Squibb                                41,600       981,344
       Eli Lilly & Co                                      16,000       963,840
       Merck & Co                                          39,200     2,171,288
       Pfizer Inc                                          70,000     2,125,200
       Pharmacia Corp                                      24,600     1,027,542
================================================================================
                                                                      7,269,214
0.99   PROPERTY & CASUALTY INSURANCE
       St Paul                                             28,600       933,504
================================================================================
3.56   PUBLISHING & PRINTING
       Gannett Co                                          13,800     1,002,708
       McGraw-Hill Cos                                     39,500     2,339,190
================================================================================
                                                                      3,341,898
1.44   RAILROADS
       Union Pacific                                       23,700     1,352,322
================================================================================
1.16   REAL ESTATE INVESTMENT TRUSTS
       iStar Financial                                     38,800     1,086,012
================================================================================
0.53   SEMICONDUCTOR EQUIPMENT
       Applied Materials(a)                                41,500       496,755
================================================================================

                                                        SHARES OR
                                                        PRINCIPAL
%      DESCRIPTION                                         AMOUNT         VALUE
--------------------------------------------------------------------------------

3.07   SEMICONDUCTORS
       Analog Devices(a)                                   16,400   $   392,452
       Intel Corp                                          75,300     1,179,198
       Texas Instruments                                   82,500     1,311,750
================================================================================
                                                                      2,883,400
1.38   SPECIALTY CHEMICALS
       Potash Corp of Saskatchewan                         21,500     1,293,655
================================================================================
2.09   TELECOMMUNICATIONS EQUIPMENT
       General Motors Class H Shrs(a)                      53,600       546,720
       Nokia Corp Sponsored ADR Representing Ord Shrs      98,300     1,414,537
================================================================================
                                                                      1,961,257
0.74   TOBACCO
       Altria Group                                        18,400       696,808
================================================================================
       TOTAL COMMON STOCKS (COST $92,137,110)                        91,233,016
================================================================================
2.62   SHORT-TERM INVESTMENTS
2.13   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market Reserve
         Fund(d) 1.203% (Cost $2,000,066)               2,000,066     2,000,066
================================================================================
0.49   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 1/31/2003 due 2/3/2003 at 1.220%,
         repurchased at $461,047 (Collateralized by
         Freddie Mac, Reference Notes, due 11/15/2004
         at 3.250%, value $475,613) (Cost $461,000)  $    461,000       461,000
================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (COST $2,461,066)                                            2,461,066
================================================================================
99.80  TOTAL INVESTMENTS AT VALUE
         (COST $94,598,176)                                          93,694,082
================================================================================
0.20   OTHER ASSETS LESS LIABILITIES                                    183,253
================================================================================
100.00 NET ASSETS AT VALUE                                          $93,877,335
================================================================================

(a)  Security is non-income producing.

(b) Loaned security, a portion or all of the security is on loan at January 31, 2003.

(c)  HOLDRs - Holding Company Depositary Receipts.

(d)  Security is an affiliated company (Note 5).

(e) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.

(f) Security contains an adjustable rate feature. Rate shown reflects current rate which may change at a future date.

(g) All common stock securities have been designated as collateral for futures contracts.

(h) Security has been designated as collateral for variation margin of futures contracts.

(i) Security or a portion of the security has been designated as collateral for written options.

(j)  The following is a restricted security at January 31, 2003:

SCHEDULE OF RESTRICTED AND ILLIQUID
  SECURITIES

                                                                            % OF
                                        ACQUISITION    ACQUISITION    NET ASSETS
DESCRIPTION                                    DATE           COST      AT VALUE
--------------------------------------------------------------------------------
DYNAMICS FUND
Calient Networks, Pfd, Series D Shrs        12/8/00    $   648,056         0.00%
================================================================================


FUTURES CONTRACTS
OPEN AT JANUARY 31, 2003

                                           NUMBER OF          FACE        MARKET
                            POSITION       CONTRACTS        AMOUNT         VALUE
--------------------------------------------------------------------------------
S&P 500 Index Fund
S&P 500 Index
  (Expires March 2003)          Long              20   $     5,000  $  4,273,500
================================================================================


OPTION CONTRACTS


                 NUMBER OF     EXPIRATION      EXERCISE      PREMIUM      MARKET
                 CONTRACTS           DATE         PRICE     RECEIVED       VALUE
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
OPTIONS WRITTEN
CALLS
ADTRAN Inc          (481)         2/22/03        $   40  $   123,613  $  (8,417)
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2003
UNAUDITED


                                                  DYNAMICS               GROWTH
                                                      FUND                 FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                              $  3,268,453,416       $  449,268,702
================================================================================
  At Value(a)                             $  3,423,101,156       $  427,576,360
Cash                                                   517                    0
Receivables:
  Investment Securities Sold                    31,826,405            4,958,945
  Fund Shares Sold                              18,346,431              827,819
  Dividends and Interest                           539,044              263,943
Other Investments (Note 6)                      23,830,047              207,000
Prepaid Expenses and Other Assets                  756,881              112,394
================================================================================
TOTAL ASSETS                                 3,498,400,481          433,946,461
================================================================================
LIABILITIES
Payables:
  Custodian                                              0                  107
  Investment Securities Purchased               26,425,560            6,394,962
  Fund Shares Repurchased                       15,675,700            1,134,508
  Securities Loaned                             23,830,047              207,000
Accrued Distribution Expenses
  Investor Class                                   738,373               92,005
  Class A                                            2,375                  184
  Class B                                              676                   32
  Class C                                           12,556                2,601
  Class K                                           14,277                  908
Accrued Expenses and Other Payables                446,571              157,342
================================================================================
TOTAL LIABILITIES                               67,146,135            7,989,649
================================================================================
NET ASSETS AT VALUE                       $  3,431,254,346       $  425,956,812
================================================================================
NET ASSETS
Paid-in Capital(b)                        $  7,568,553,441       $2,036,052,090
Accumulated Undistributed Net Investment
  Loss                                         (15,021,500)          (1,968,436)
Accumulated Undistributed Net Realized
  Loss on Investment Securities and Foreign
  Currency Transactions                     (4,276,925,335)      (1,586,434,500)
Net Appreciation (Depreciation) of
  Investment Securities and Foreign
  Currency Transactions                        154,647,740          (21,692,342)
================================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                             $  3,431,254,346       $  425,956,812
================================================================================
NET ASSETS AT VALUE:
  Institutional Class                     $     27,813,616                   --
================================================================================
  Investor Class                          $  3,344,048,183       $  421,368,272
================================================================================
  Class A                                 $      9,151,696       $      182,528
================================================================================
  Class B                                 $        823,297       $       27,579
================================================================================
  Class C                                 $     12,330,267       $    2,747,084
================================================================================
  Class K                                 $     37,087,287       $    1,631,349
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2003
UNAUDITED


                                                      DYNAMICS           GROWTH
                                                          FUND             FUND
                                                    (CONTINUED)      (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                2,597,729               --
  Investor Class                                   315,169,562      280,421,301
  Class A                                              860,973          122,415
  Class B                                               78,072           18,490
  Class C                                            1,192,021        1,883,166
  Class K                                            3,513,025        1,188,370
================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and Redemption
    Price per Share                              $       10.71               --
  Investor Class, Offering and Redemption Price
    per Share                                    $       10.61     $       1.50
  Class A
    Redemption Price per Share                   $       10.63     $       1.49
    Offering Price per Share (Maximum sales
      charge of 5.50%)                           $       11.25     $       1.58
  Class B, Offering and Redemption Price
    per Share                                    $       10.55     $       1.49
  Class C, Offering and Redemption Price
    per Share                                    $       10.34     $       1.46
  Class K, Offering and Redemption Price
    per Share                                    $       10.56     $       1.37
================================================================================

(a) Investment securities at cost and value at January 31, 2003 include repurchase agreements of $14,948,000 and $316,000 for Dynamics and Growth Funds, respectively.

(b) The INVESCO Stock Funds, Inc. have 10 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 2.4 billion have been allocated to Dynamics Fund and 2.6 billion to Growth Fund: 200 million to Dynamics Fund - Institutional Class, 1 billion to Dynamics Fund - Investor Class, 300 million to each addiional class of Dynamics Fund, 1 billion to Growth Fund - Investor Class and 400 million to each additional class of Growth Fund.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2003
UNAUDITED

                                                      GROWTH &          S&P 500
                                                   INCOME FUND       INDEX FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                     $  40,789,795    $ 180,153,905
================================================================================
  At Value(a)                                    $  38,674,479    $ 142,945,225
Receivables:
  Investment Securities Sold                           501,376               46
  Fund Shares Sold                                      68,958          809,003
  Dividends and Interest                                38,115          175,361
  Variation Margin on Futures Contracts                      0           72,295
Prepaid Expenses and Other Assets                       26,723           57,301
================================================================================
TOTAL ASSETS                                        39,309,651      144,059,231
================================================================================
LIABILITIES
Payables:
  Custodian                                             62,885           98,284
  Distributions to Shareholders                              0            6,430
  Investment Securities Purchased                      468,750                0
  Fund Shares Repurchased                               26,205          223,330
Accrued Distribution Expenses
  Investor Class                                         8,134           30,674
  Class A                                                  208               --
  Class B                                                   41               --
  Class C                                                  816               --
  Class K                                                   39               --
Accrued Expenses and Other Payables                     10,161           21,660
================================================================================
TOTAL LIABILITIES                                      577,239          380,378
================================================================================
NET ASSETS AT VALUE                              $  38,732,412    $ 143,678,853
================================================================================
NET ASSETS
Paid-in Capital(b)                               $ 135,485,370    $ 198,497,696
Accumulated Undistributed Net Investment
  Income (Loss)                                        (90,933)          15,288
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Futures Contracts      (94,546,709)     (17,319,196)
Net Depreciation of Investment Securities and
  Futures Contracts                                 (2,115,316)     (37,514,935)
================================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                                    $  38,732,412    $ 143,678,853
================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                       --    $     284,962
================================================================================
  Investor Class                                 $  37,388,038    $ 143,393,891
================================================================================
  Class A                                        $     234,820               --
================================================================================
  Class B                                        $      53,674               --
================================================================================
  Class C                                        $     947,326               --
================================================================================
  Class K                                        $     108,554               --
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2003
UNAUDITED
                                                      GROWTH &          S&P 500
                                                   INCOME FUND       INDEX FUND
                                                    (CONTINUED)      (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                       --           32,950
  Investor Class                                     6,606,706       15,926,669
  Class A                                               41,452               --
  Class B                                                9,546               --
  Class C                                              171,251               --
  Class K                                               19,243               --
================================================================================
NET ASSET VALUE PER SHARE:
  Institutional Class, Offering and Redemption
    Price per Share                                         --    $        8.65
  Investor Class, Offering and Redemption Price
    per Share                                     $       5.66    $        9.00
  Class A
    Redemption Price per Share                    $       5.66               --
    Offering Price per Share (Maximum sales
      charge of 5.50%)                            $       5.99               --
  Class B, Offering and Redemption Price per
    Share                                         $       5.62               --
  Class C, Offering and Redemption Price per
    Share                                         $       5.53               --
  Class K, Offering and Redemption Price per
    Share                                         $       5.64               --
================================================================================

(a) Investment securities at cost and value at January 31, 2003 includes a repurchase agreement of $3,986,000 for S&P 500 Index Fund.

(b) The INVESCO Stock Funds, Inc. have 10 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million have been allocated to Growth & Income Fund and 200 million have been allocated to S&P 500 Index Fund: 100 million to each class.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2003
UNAUDITED
                                                         SMALL            VALUE
                                                       COMPANY           EQUITY
                                                   GROWTH FUND             FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                    $  815,711,057    $  94,598,176
================================================================================
  At Value(a)                                   $  803,499,673    $  93,694,082
Cash                                                       705              810
Receivables:
  Investment Securities Sold                        10,190,200                0
  Fund Shares Sold                                   7,848,289          195,124
  Dividends and Interest                               140,105          138,082
Other Investments (Note 6)                         109,046,829                0
Prepaid Expenses and Other Assets                      162,707           40,949
================================================================================
TOTAL ASSETS                                       930,888,508       94,069,047
================================================================================
LIABILITIES
Options Written at Value (Premiums Received
  $123,613 and $0, respectively)                         8,417                0
Payables:
  Distributions to Shareholders                              0            4,009
  Investment Securities Purchased                   14,633,875                0
  Fund Shares Repurchased                            1,276,990          122,951
  Securities Loaned                                109,046,829                0
Accrued Distribution Expenses
  Investor Class                                       158,010           20,135
  Class A                                                1,010               57
  Class B                                                  187              220
  Class C                                                2,809            1,001
  Class K                                               26,110               --
Accrued Expenses and Other Payables                    120,878           43,339
================================================================================
TOTAL LIABILITIES                                  125,275,115          191,712
================================================================================
NET ASSETS AT VALUE                             $  805,613,393    $  93,877,335
================================================================================
NET ASSETS
Paid-in Capital(b)                              $1,596,707,398    $ 100,590,347
Accumulated Undistributed Net Investment Loss       (4,860,901)         (21,427)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Option Contracts      (774,136,916)      (5,787,491)
Net Depreciation of Investment Securities
  and Option Contracts                             (12,096,188)        (904,094)
================================================================================
NET ASSETS AT VALUE, Applicable to Shares
  Outstanding                                   $  805,613,393    $  93,877,335
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                $  733,253,307    $  91,815,917
================================================================================
  Class A                                       $    3,478,333    $     674,106
================================================================================
  Class B                                       $      218,725    $     248,919
================================================================================
  Class C                                       $    1,089,468    $   1,138,393
================================================================================
  Class K                                       $   67,573,560               --
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO STOCK FUNDS, INC.
JANUARY 31, 2003
UNAUDITED

                                                         SMALL            VALUE
                                                       COMPANY           EQUITY
                                                   GROWTH FUND             FUND
                                                    (CONTINUED)      (CONTINUED)
--------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                    90,516,889        6,011,778
  Class A                                              428,837           44,629
  Class B                                               27,122           16,340
  Class C                                              140,104           76,118
  Class K                                            8,336,983               --
================================================================================
NET ASSET VALUE PER SHARE:
  Investor Class, Offering and Redemption Price
  per Share                                     $         8.10    $       15.27
  Class A
    Redemption Price per Share                  $         8.11    $       15.10
    Offering Price per Share (Maximum sales
      charge of 5.50%)                          $         8.58    $       15.98
  Class B, Offering and Redemption Price
    per Share                                   $         8.06    $       15.23
  Class C, Offering and Redemption Price per
    Share                                       $         7.78    $       14.96
  Class K, Offering and Redemption Price per
    Share                                       $         8.11               --
================================================================================

(a) Investment securities at cost and value at January 31, 2003 include repurchase agreements of $1,135,000 and $461,000 for Small Company Growth and Value Equity Funds, respectively.

(b) The INVESCO Stock Funds, Inc. have 10 billion authorized shares of common stock, par value of $0.01 per share. Of such shares,1.3 billion have been allocated to Small Company Growth Fund and 500 million have been allocated to the Value Equity Fund: 500 million to Small Company Growth Fund - Investor Class, 200 million to each additional class of Small Company Growth Fund and 100 million to each class of Value Equity Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2003 (NOTE 1)
UNAUDITED

                                                      DYNAMICS           GROWTH
                                                          FUND             FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                        $   6,503,240     $  2,563,991
Interest                                               919,735          227,152
Securities Loaned Income                               185,771           11,209
  Foreign Taxes Withheld                               (38,441)               0
================================================================================
  TOTAL INCOME                                       7,570,305        2,802,352
================================================================================
EXPENSES
Investment Advisory Fees                             9,124,154        1,435,400
Distribution Expenses                                4,718,888          627,841
Transfer Agent Fees                                 12,735,077        2,063,354
Administrative Services Fees                           840,744          115,224
Custodian Fees and Expenses                            269,480           46,572
Directors' Fees and Expenses                           141,324           27,188
Interest Expenses                                       27,308              505
Professional Fees and Expenses                          95,952           27,221
Registration Fees and Expenses - Institutional Class     5,338               --
Registration Fees and Expenses - Investor Class        285,842          118,461
Registration Fees and Expenses - Class A                   425              425
Registration Fees and Expenses - Class B                   425              425
Registration Fees and Expenses - Class C                 1,723              594
Registration Fees and Expenses - Class K                 1,471            1,313
Reports to Shareholders                                462,821          274,866
Other Expenses                                         116,395           16,785
================================================================================
  TOTAL EXPENSES                                    28,827,367        4,756,174
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser                              (6,262,959)         (48,668)
  Fees and Expenses Paid Indirectly                   (226,877)         (38,542)
================================================================================
    NET EXPENSES                                    22,337,531        4,668,964
================================================================================
NET INVESTMENT LOSS                                (14,767,226)      (1,866,612)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                           (597,235,174)    (101,133,334)
  Foreign Currency Transactions                        (20,282)               0
================================================================================
    Total Net Realized Loss                       (597,255,456)    (101,133,334)
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                            567,222,441       60,100,506
  Foreign Currency Transactions                        438,040                0
================================================================================
    Total Change in Net Appreciation/Depreciation  567,660,481       60,100,506
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                (29,594,975)     (41,032,828)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                $ (44,362,201)   $ (42,899,440)
================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2003
UNAUDITED


                                                      GROWTH &          S&P 500
                                                   INCOME FUND       INDEX FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                        $     199,239     $  1,213,434
Interest                                                50,496           45,660
  Foreign Taxes Withheld                                  (192)               0
================================================================================
  TOTAL INCOME                                         249,543        1,259,094
================================================================================
EXPENSES
Investment Advisory Fees                               165,732          174,097
Distribution Expenses                                   59,529          173,682
Transfer Agent Fees                                    267,145          268,263
Administrative Services Fees                            14,944           36,337
Custodian Fees and Expenses                              7,776           18,218
Directors' Fees and Expenses                             9,396           10,777
Interest Expenses                                          665                0
Professional Fees and Expenses                          13,265           13,813
Registration Fees and Expenses - Institutional Class        --            4,768
Registration Fees and Expenses - Investor Class          8,629           12,599
Registration Fees and Expenses - Class A                   425               --
Registration Fees and Expenses - Class B                   425               --
Registration Fees and Expenses - Class C                   593               --
Registration Fees and Expenses - Class K                 1,337               --
Reports to Shareholders                                 71,146           48,301
Other Expenses                                           2,091            4,179
================================================================================
  TOTAL EXPENSES                                       623,098          765,034
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser                                (287,312)        (312,663)
  Fees and Expenses Paid Indirectly                        (37)            (216)
================================================================================
    NET EXPENSES                                       335,749          452,155
================================================================================
NET INVESTMENT INCOME (LOSS)                           (86,206)         806,939
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                             (9,635,967)        (858,606)
  Futures Contracts                                          0         (247,327)
================================================================================
    Total Net Realized Loss                         (9,635,967)      (1,105,933)
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                              5,686,886       (8,351,326)
  Futures Contracts                                          0         (314,550)
================================================================================
    Total Change in Net Appreciation/Depreciation    5,686,886       (8,665,876)
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FUTURES CONTRACTS                                 (3,949,081)      (9,771,809)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS       $  (4,035,287)    $ (8,964,870)
================================================================================

See Notes to Financial Statements

INVESCO STOCK FUNDS, INC.
SIX MONTHS ENDED JANUARY 31, 2003
UNAUDITED

                                                         SMALL            VALUE
                                                       COMPANY           EQUITY
                                                   GROWTH FUND             FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                        $     948,406     $  1,155,740
Dividends from Affiliated Investment Companies          25,121               66
Interest                                               720,889           46,122
Securities Loaned Income                                74,531                0
  Foreign Taxes Withheld                                (6,711)          (6,069)
================================================================================
  TOTAL INCOME                                       1,762,236        1,195,859
================================================================================
EXPENSES
Investment Advisory Fees                             2,907,870          392,837
Distribution Expenses                                1,165,882          136,803
Transfer Agent Fees                                  3,760,892          335,387
Administrative Services Fees                           199,609           28,570
Custodian Fees and Expenses                             69,876           11,540
Directors' Fees and Expenses                            38,924           11,827
Interest Expenses                                            0            1,061
Professional Fees and Expenses                          33,080           14,190
Registration Fees and Expenses - Investor Class         77,626           13,036
Registration Fees and Expenses - Class A                   428              427
Registration Fees and Expenses - Class B                   425              428
Registration Fees and Expenses - Class C                   605              650
Registration Fees and Expenses - Class K                   535               --
Reports to Shareholders                                134,401           47,081
Other Expenses                                          27,592            4,121
================================================================================
  TOTAL EXPENSES                                     8,417,745          997,958
  Fees and Expenses Absorbed/Reimbursed by
    Investment Adviser                              (1,849,270)        (311,107)
  Fees and Expenses Paid Indirectly                     (1,125)             (77)
================================================================================
    NET EXPENSES                                     6,567,350          686,774
================================================================================
NET INVESTMENT INCOME (LOSS)                        (4,805,114)         509,085
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                            (96,054,291)      (3,802,697)
  Option Contracts                                    (145,589)               0
================================================================================
    Total Net Realized Loss                        (96,199,880)      (3,802,697)
================================================================================
Change in Net Appreciation/Depreciation of:
  Investment Securities                             67,164,835       (3,059,425)
  Option Contracts                                     115,196                0
================================================================================
    Total Change in Net Appreciation/Depreciation   67,280,031       (3,059,425)
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  OPTION CONTRACTS                                 (28,919,849)      (6,862,122)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                $ (33,724,963)    $ (6,353,037)
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
DYNAMICS FUND

                                                        SIX MONTHS
                                                             ENDED          YEAR ENDED
                                                        JANUARY 31             JULY 31
---------------------------------------------------------------------------------------
                                                              2003                2002
                                                           (Note 1)            (Note 1)
                                                         UNAUDITED
OPERATIONS
Net Investment Loss                               $    (14,767,226)   $    (47,390,082)
Net Realized Loss                                     (597,255,456)     (2,394,287,069)
Change in Net Appreciation/Depreciation                567,660,481          62,507,291
=======================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS             (44,362,201)     (2,379,169,860)
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Institutional Class                                            0             (14,953)
  Investor Class                                                 0          (8,421,070)
  Class C                                                        0             (80,624)
  Class K                                                        0             (84,604)
=======================================================================================
TOTAL DISTRIBUTIONS                                              0          (8,601,251)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                                    8,081,137          35,692,949
  Investor Class                                     6,618,774,711      14,256,183,765
  Class A                                               46,957,718           8,734,823
  Class B                                                  476,132             500,161
  Class C                                              259,550,061       1,220,215,124
  Class K                                               10,578,202          80,446,673
Reinvestment of Distributions
  Institutional Class                                            0              14,947
  Investor Class                                                 0           8,219,289
  Class C                                                        0              52,260
  Class K                                                        0              81,490
Net Assets Received from Acquisition of INVESCO
  Endeavor Fund (Note 3)
  Investor Class                                        47,634,088                  --
  Class A                                                  507,690                  --
  Class B                                                   12,735                  --
  Class C                                                  838,403                  --
  Class K                                                      985                  --
=======================================================================================
                                                     6,993,411,862      15,610,141,481
Amounts Paid for Repurchases of Shares
  Institutional Class                                   (5,144,824)         (9,426,772)
  Investor Class                                    (6,970,188,721)    (14,785,336,080)
  Class A                                              (39,712,804)         (6,288,847)
  Class B                                                  (40,973)             (4,882)
  Class C                                             (259,341,024)     (1,229,382,393)
  Class K                                              (17,292,717)        (20,987,745)
=======================================================================================
                                                    (7,291,721,063)    (16,051,426,719)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                        (298,309,201)       (441,285,238)
=======================================================================================
TOTAL DECREASE IN NET ASSETS                          (342,671,402)     (2,829,056,349)
NET ASSETS
Beginning of Period                                  3,773,925,748       6,602,982,097
=======================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($15,021,500) and
  ($254,274), respectively)                       $  3,431,254,346    $  3,773,925,748
=======================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
GROWTH FUND

                                                        SIX MONTHS
                                                             ENDED          YEAR ENDED
                                                        JANUARY 31             JULY 31
---------------------------------------------------------------------------------------
                                                              2003                2002
                                                         UNAUDITED             (Note 1)

OPERATIONS
Net Investment Loss                               $     (1,866,612)   $    (10,389,125)
Net Realized Loss                                     (101,133,334)       (937,036,510)
Change in Net Appreciation/Depreciation                 60,100,506         425,195,008
=======================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS             (42,899,440)       (522,230,627)
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                                                 0          (8,433,763)
  Class C                                                        0             (67,169)
  Class K                                                        0             (37,778)
=======================================================================================
TOTAL DISTRIBUTIONS                                              0          (8,538,710)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                       206,131,709          682,767,593
  Class A                                                  658,853              117,396
  Class B                                                   30,426               48,462
  Class C                                                1,350,797            6,388,175
  Class K                                                  577,223            8,562,546
Reinvestment of Distributions
  Investor Class                                                 0            7,887,172
  Class C                                                        0               63,610
  Class K                                                        0               37,714
========================================================================================
                                                       208,749,008          705,872,668
Amounts Paid for Repurchases of Shares
  Investor Class                                      (267,842,209)        (891,104,786)
  Class A                                                 (523,760)              (2,256)
  Class B                                                  (37,718)                   0
  Class C                                               (1,944,441)          (7,911,299)
  Class K                                               (1,592,384)          (4,195,177)
========================================================================================
                                                      (271,940,512)        (903,213,518)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                         (63,191,504)        (197,340,850)
========================================================================================
TOTAL DECREASE IN NET ASSETS                          (106,090,944)        (728,110,187)
NET ASSETS
Beginning of Period                                    532,047,756        1,260,157,943
========================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($1,968,436) and
  ($101,824), respectively)                       $    425,956,812    $     532,047,756
========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
GROWTH & Income Fund

                                                        SIX MONTHS
                                                             ENDED          YEAR ENDED
                                                        JANUARY 31             JULY 31
---------------------------------------------------------------------------------------
                                                              2003                2002
                                                         UNAUDITED             (Note 1)

OPERATIONS
Net Investment Loss                               $        (86,206)   $       (702,505)
Net Realized Loss                                       (9,635,967)        (50,203,808)
Change in Net Appreciation/Depreciation                  5,686,886          17,515,562
=======================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS              (4,035,287)        (33,390,751)
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                                                 0            (870,866)
  Class C                                                        0             (20,943)
  Class K                                                        0                (149)
=======================================================================================
TOTAL DISTRIBUTIONS                                              0            (891,958)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                        23,868,952          63,165,278
  Class A                                                  803,722              54,987
  Class B                                                   50,794               5,991
  Class C                                                1,736,692           2,714,384
  Class K                                                   73,196              70,795
Reinvestment of Distributions
  Investor Class                                                 0             841,595
  Class C                                                        0              20,675
  Class K                                                        0                 148
=======================================================================================
                                                        26,533,356          66,873,853
Amounts Paid for Repurchases of Shares
  Investor Class                                       (26,632,239)        (74,932,736)
  Class A                                                 (571,083)               (207)
  Class C                                               (1,905,757)         (2,855,444)
  Class K                                                  (15,235)             (5,264)
=======================================================================================
                                                       (29,124,314)        (77,793,651)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                          (2,590,958)        (10,919,798)
=======================================================================================
TOTAL DECREASE IN NET ASSETS                            (6,626,245)        (45,202,507)
NET ASSETS
Beginning of Period                                     45,358,657          90,561,164
=======================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($90,933) and ($4,727),
  respectively)                                   $     38,732,412    $     45,358,657
=======================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
S&P 500 INDEX FUND

                                                        SIX MONTHS
                                                             ENDED          YEAR ENDED
                                                        JANUARY 31             JULY 31
---------------------------------------------------------------------------------------
                                                              2003                2002
                                                         UNAUDITED

OPERATIONS
Net Investment Income                             $        806,939    $      1,121,152
Net Realized Loss                                       (1,105,933)         (4,776,216)
Change in Net Appreciation/Depreciation                 (8,665,876)        (33,132,274)
=======================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS              (8,964,870)        (36,787,338)
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Institutional Class                                       (2,661)             (6,932)
  Investor Class                                          (797,156)         (1,112,643)
=======================================================================================
TOTAL DISTRIBUTIONS                                       (799,817)         (1,119,575)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                                       72,833              60,055
  Investor Class                                        43,694,900         113,976,490
Reinvestment of Distributions
  Institutional Class                                        2,661               6,932
  Investor Class                                           779,817           1,086,073
=======================================================================================
                                                        44,550,211         115,129,550
Amounts Paid for Repurchases of Shares
  Institutional Class                                     (108,875)           (153,889)
  Investor Class                                       (26,913,630)        (58,005,970)
=======================================================================================
                                                       (27,022,505)        (58,159,859)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                          17,527,706          56,969,691
=======================================================================================
TOTAL INCREASE IN NET ASSETS                             7,763,019          19,062,778
NET ASSETS
Beginning of Period                                    135,915,834         116,853,056
=======================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Income of $15,288 and $8,166,
  respectively)                                   $    143,678,853    $    135,915,834
=======================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
SMALL COMPANY GROWTH FUND

                                                        SIX MONTHS
                                                             ENDED          YEAR ENDED
                                                        JANUARY 31             JULY 31
---------------------------------------------------------------------------------------
                                                              2003                2002
                                                         UNAUDITED             (Note 1)

OPERATIONS
Net Investment Loss                               $     (4,805,114)   $    (11,838,207)
Net Realized Loss                                      (96,199,880)       (343,900,434)
Change in Net Appreciation/Depreciation                 67,280,031        (118,826,648)
=======================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS             (33,724,963)       (474,565,289)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                       587,061,433       1,668,964,619
  Class A                                               13,375,701           5,175,121
  Class B                                                  158,442              83,804
  Class C                                              173,663,901         242,988,367
  Class K                                                7,637,004          97,590,130
=======================================================================================
                                                       781,896,481       2,014,802,041
Amounts Paid for Repurchases of Shares
  Investor Class                                      (624,219,013)     (1,817,548,640)
  Class A                                              (12,294,168)         (2,036,706)
  Class C                                             (172,982,513)       (242,505,249)
  Class K                                               (3,794,336)         (4,561,049)
=======================================================================================
                                                      (813,290,030)     (2,066,651,644)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                         (31,393,549)        (51,849,603)
=======================================================================================
TOTAL DECREASE IN NET ASSETS                           (65,118,512)       (526,414,892)
NET ASSETS
Beginning of Period                                    870,731,905       1,397,146,797
=======================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($4,860,901) and
  ($55,787), respectively)                        $    805,613,393    $    870,731,905
=======================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
  (CONTINUED)
VALUE EQUITY FUND

                                                        SIX MONTHS
                                                             ENDED          YEAR ENDED
                                                        JANUARY 31             JULY 31
---------------------------------------------------------------------------------------
                                                              2003                2002
                                                         UNAUDITED             (Note 1)


OPERATIONS
Net Investment Income                             $        509,085    $        961,063
Net Realized Loss                                       (3,802,697)           (276,900)
Change in Net Appreciation/Depreciation                 (3,059,425)        (36,981,073)
=======================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS              (6,353,037)        (36,296,910)
=======================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
  Investor Class                                          (508,798)         (7,145,493)
  Class A                                                   (3,246)             (1,496)
  Class B                                                     (331)             (1,972)
  Class C                                                   (1,364)            (40,643)
=======================================================================================
TOTAL DISTRIBUTIONS                                       (513,739)         (7,189,604)
=======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                        49,082,437         234,949,185
  Class A                                                  515,953             194,149
  Class B                                                   33,514             294,702
  Class C                                                2,618,704          15,133,201
Reinvestment of Distributions
  Investor Class                                           498,920           7,004,884
  Class A                                                      919               1,049
  Class B                                                      313               1,907
  Class C                                                    1,235              38,509
=======================================================================================
                                                        52,751,995         257,617,586
Amounts Paid for Repurchases of Shares
  Investor Class                                       (76,327,097)       (272,467,187)
  Class A                                                     (121)             (2,898)
  Class B                                                  (11,086)             (5,125)
  Class C                                               (3,070,994)        (14,183,369)
=======================================================================================
                                                       (79,409,298)       (286,658,579)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                         (26,657,303)        (29,040,993)
=======================================================================================
TOTAL DECREASE IN NET ASSETS                           (33,524,079)        (72,527,507)
NET ASSETS
Beginning of Period                                    127,401,414         199,928,921
=======================================================================================
End of Period (Including Accumulated Undistributed
  Net Investment Loss of ($21,427) and ($16,773),
  respectively)                                   $     93,877,335    $    127,401,414
=======================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL
STATEMENTS

INVESCO STOCK FUNDS, INC.
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Stock Funds, Inc. is incorporated in Maryland and presently consists of eight separate Funds:
Basic Value Fund, Dynamics Fund, Growth Fund, Growth & Income Fund, Mid-Cap Growth Fund, S&P 500 Index Fund, Small Company Growth Fund and Value Equity Fund (individually the "Fund" and collectively, the "Funds"). Basic Value Fund and Mid-Cap Growth Fund are presented in separate reports to shareholders. The investment objectives of the Funds are: to seek long-term capital growth for Dynamics, Growth and Small Company Growth Funds; to seek a high rate of total return from capital appreciation plus income on investments for Growth & Income Fund; to provide both price performance and income comparable to the Standard & Poor's 500 Composite Stock Price Index for the S&P 500 Index Fund; and to achieve a high total return on investments from capital appreciation and current income for Value Equity Fund. INVESCO Stock Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

At a special meeting held on August 7, 2002, shareholders of Mid-Cap Growth Fund approved an Agreement and Plan of Conversion and Termination providing for the conversion of Mid-Cap Growth Fund from a separate series of INVESCO Counselor Series Funds, Inc. to a newly-created separate series of INVESCO Stock Funds, Inc., effective November 30, 2002. Effective May 1, 2003, the Fund's fiscal year end will change from April 30 to July 31.

At a special meeting held on January 29, 2003, shareholders of INVESCO Endeavor Fund approved an Agreement and Plan of Reorganization and Termination under which Dynamics Fund would acquire all of the assets of INVESCO Endeavor Fund in exchange solely for shares of equal value of corresponding classes of Dynamics Fund and the assumption by Dynamics Fund of all of INVESCO Endeavor Fund's liabilities, followed by distribution of those shares to shareholders of INVESCO Endeavor Fund, effective January 31, 2003.

Effective April 1, 2002, Dynamics, Growth, Growth & Income, Small Company Growth and Value Equity Funds began offering two additional classes of shares, referred to as Class A and Class B shares. Effective December 17, 2001, Small Company Growth Fund began offering an additional class of shares, referred to as Class K shares. Value Equity Fund's Class K shares were effective August 31, 2001. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Class A shares are sold with a front-end sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. Class B shares and Class C shares are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Domestic (U.S.) equity securities and futures contracts traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the closing bid price for the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign equity securities are valued at the closing price. The closing price is designated by the principal stock exchange in the country in which the securities are traded. In the event that closing prices are not available for foreign securities, a snapshot of prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Option contracts are valued at the average of the closing bid and ask prices from the exchange with the highest trading volume on that particular day.

Investments in shares of investment companies are valued at the net asset value of the respective fund as calculated each day.

If market quotations or pricing service valuations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time that the net asset value per share is determined, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. FUTURES CONTRACTS -- The Funds may enter into futures contracts for non-speculative purposes. Upon entering into a contract, the Fund deposits and maintains initial margin deposits as required by the broker upon entering into futures contracts. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as variation margin receivable or payable on futures contracts. During the period the futures contracts are open, changes in the value of the contracts are recognized on a daily basis to reflect the market value of the contracts at the end of each day's trading and are recorded as unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund's use of futures contracts may subject it to certain risks as a result of unanticipated movements in the market. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold. Securities designated as collateral for market value on futures contracts are noted in the Statement of Investment Securities.

C. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. Discounts or premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the six months ended January 31, 2003, Small Company Growth and Value Equity Funds invested in INVESCO Treasurer's Series Money Market Reserve Fund. During that same period there were no such investments by Dynamics, Growth, Growth & Income and S&P 500 Index Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers.

F. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of distributions from ordinary income, long-term capital gains and of the ordinary income distributions declared for the year ended July 31, 2002, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                                SIX MONTHS ENDED         YEAR ENDED            YEAR ENDED       YEAR ENDED
                                JANUARY 31, 2003      JULY 31, 2002         JULY 31, 2002    JULY 31, 2002
                                 ORDINARY INCOME    ORDINARY INCOME     LONG-TERM CAPITAL       QUALIFYING
FUND                               DISTRIBUTIONS      DISTRIBUTIONS    GAIN DISTRIBUTIONS       PERCENTAGE
----------------------------------------------------------------------------------------------------------
Dynamics Fund                    $             0      $           0     $       8,601,251            0.00%
Growth Fund                                    0                  0             8,538,710            0.00%
Growth & Income Fund                           0                  0               891,958            0.00%
S&P 500 Index Fund                       779,817          1,119,575                     0          100.00%
Value Equity Fund                        513,739            949,901             6,239,703          100.00%

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax components of the Fund at January 31, 2003 include:

                                                                                                   NET TAX
                                         COST OF          GROSS TAX             GROSS TAX     APPRECIATION
                                 INVESTMENTS FOR         UNREALIZED            UNREALIZED    (DEPRECIATION)
FUND                                TAX PURPOSES       APPRECIATION          DEPRECIATION   ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Dynamics Fund                    $ 3,355,205,485      $ 481,512,592     $     413,616,921   $   67,895,671
Growth Fund                          475,418,347         17,457,633            65,299,620      (47,841,987)
Growth & Income Fund                  41,431,822          1,598,538             4,355,881       (2,757,343)
S&P 500 Index Fund                   186,735,485          3,689,972            47,480,232      (43,790,260)
Small Company Growth Fund            829,207,432         76,146,839           101,854,598      (25,707,759)
Value Equity Fund                     95,213,030         13,759,042            15,277,990       (1,518,948)

The primary difference between book and tax appreciation/depreciation is wash sale loss deferrals. The net tax appreciation/depreciation on investments excludes the effect of foreign currency transactions, futures contracts and written options activity.

To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders. Deferred post-October 31 capital and currency losses are: Dynamics Fund $1,832,751,014, Growth Fund $371,886,511, Growth & Income Fund $44,107,209, S&P 500 Index Fund $4,372,960, Small Company Growth Fund $250,199,934 and Value Equity Fund $1,156,446.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

H. OPTION CONTRACTS -- The Funds may buy or write put and call options, including securities index options, on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Statement of Investment Securities where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

Written option activity for the six months ended January 31, 2003, was as follows:

                                                  CALL OPTIONS
--------------------------------------------------------------------------------

                                           NUMBER                AMOUNT
                                       OF OPTIONS           OF PREMIUMS
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
Options outstanding at July 31, 2002            0           $         0
Options written                              (481)              123,613
Options closed or expired                       0                     0
Options outstanding at January 31, 2003      (481)          $   123,613

I. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Dynamics and Growth Funds are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                                             AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------
                                                      $700         $2        $4         $6
                                $0 TO    $350 TO   MILLION    BILLION   BILLION    BILLION      OVER
                                $350        $700     TO $2      TO $4     TO $6      TO $8        $8
FUND                            MILLION  MILLION   BILLION    BILLION   BILLION    BILLION   BILLION
----------------------------------------------------------------------------------------------------
Dynamics Fund                   0.60%      0.55%     0.50%      0.45%     0.40%     0.375%     0.35%
Growth Fund                     0.60%      0.55%     0.50%      0.45%     0.40%     0.375%     0.35%
Small Company Growth Fund       0.75%      0.65%     0.55%      0.45%     0.40%     0.375%     0.35%


                                                             AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------
                                            $500        $1         $2        $4         $6
                               $0 TO     MILLION   BILLION    BILLION   BILLION    BILLION      OVER
                                $500       TO $1     TO $2      TO $4     TO $6      TO $8        $8
FUND                         MILLION     BILLION   BILLION    BILLION   BILLION    BILLION   BILLION
----------------------------------------------------------------------------------------------------
Growth & Income Fund           0.75%       0.65%     0.55%      0.45%     0.40%     0.375%     0.35%
Value Equity Fund              0.75%       0.65%     0.50%      0.45%     0.40%     0.375%     0.35%

S&P 500 Index Fund's investment advisory fee is based on the annual rate of 0.25% of average net assets.

A sub-advisory Agreement between IFG and World Asset Management ("World"), unaffiliated with any IFG entity, provides that investment decisions of S&P 500 Index Fund are made by World.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Act provides for compensation of certain promotional and other sales related costs to IDI. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. During any period that Class A shares of the Fund are closed to new investors, the Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class A, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the six months ended January 31, 2003, amounts paid to the Distributor were as follows:

                                        INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                                       CLASS          A         B          C         K
-------------------------------------------------------------------------------------------
Dynamics Fund                       $  4,627,731   $  6,498  $  2,735  $  87,841 $  98,891
Growth Fund                              627,463        273       196     17,228     6,500
Growth & Income Fund                      55,094        462        51      5,422       171
S&P 500 Index Fund                       171,286         --        --         --        --
Small Company Growth Fund              1,008,900      5,192       670     18,466   154,549
Value Equity Fund                        135,615        316     1,202      6,514        --

If the Class B Plan is terminated, the board of directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the six months ended January 31, 2003, for Class B were as follows:

                                                                DISTRIBUTOR'S     DISTRIBUTOR'S
                                                                    AGGREGATE      UNREIMBURSED
                                                                 UNREIMBURSED     EXPENSES AS %
                                             AMOUNT RETAINED         EXPENSES     OF NET ASSETS
FUND                                          BY DISTRIBUTOR       UNDER PLAN          OF CLASS
-----------------------------------------------------------------------------------------------
Dynamics Fund - Class B Plan                  $    3,098          $    13,707             1.66%
Growth Fund - Class B Plan                           190                    0             0.00%
Growth & Income Fund - Class B Plan                   94                  506             0.94%
Small Company Growth Fund - Class B Plan             803                4,705             2.15%
Value Equity Fund - Class B Plan                   1,101                    0             0.00%

Distribution Expenses for each class as presented in the Statement of Operations for the six months ended January 31, 2003 were as follows:

                                            INVESTOR      CLASS     CLASS      CLASS      CLASS
FUND                                           CLASS          A         B          C          K
-----------------------------------------------------------------------------------------------
Dynamics Fund                           $  4,528,944   $  8,204  $  3,101  $  82,845  $  95,794
Growth Fund                                  604,358        432       197     16,551      6,303
Growth & Income Fund                          53,332        657        91      5,260        189
S&P 500 Index Fund                           173,682         --        --         --         --
Small Company Growth Fund                    986,618      5,376       801     18,512    154,575
Value Equity Fund                            128,792        324     1,220      6,467         --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Transfer agent fees for each class as presented in the Statement of Operations for the six months ended January 31, 2003 were as follows:

                           INSTITUTIONAL       INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS          CLASS          A         B          C         K
--------------------------------------------------------------------------------------------------
Dynamics Fund               $     24,688  $  12,488,853    $ 5,123   $   855   $ 79,814 $ 135,744
Growth Fund                           --      2,008,522        302       111     31,952    22,467
Growth & Income Fund                  --        257,395        189        58      8,372     1,131
S&P 500 Index Fund                 8,779        259,484         --        --         --        --
Small Company Growth Fund             --      2,794,031      2,393       358     22,157   941,953
Value Equity Fund                     --        328,306        401       195      6,485        --

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Funds. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense. For the six months ended January 31, 2003, total fees and expenses voluntarily absorbed were as follows:

                           INSTITUTIONAL       INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS          CLASS          A         B          C         K
--------------------------------------------------------------------------------------------------
Dynamics Fund               $          0  $   6,132,790          0   $   576   $ 75,215 $  54,378
Growth Fund                           --              0        102       518     32,423    15,625
Growth & Income Fund                  --        273,022        197       552     10,865     2,676
S&P 500 Index Fund                13,850        298,813         --        --         --        --
Small Company Growth Fund             --      1,057,706          0       652     18,004   772,908
Value Equity Fund                     --        301,682        826       565      8,034        --

As of the six months ended January 31, 2003, the reimbursement that may potentially be made by the Funds to IFG and that will expire during the six months ended January 31, 2006, are as follows:

                           INSTITUTIONAL       INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS          CLASS          A         B          C         K
--------------------------------------------------------------------------------------------------
Dynamics Fund               $          0  $   6,132,790    $     0   $   576   $103,411 $  54,378
Growth Fund                           --              0        199       719     32,423    15,625
Growth & Income Fund                  --        367,934        443       794     15,200     3,179
S&P 500 Index Fund                18,297        393,068         --        --         --        --
Small Company Growth Fund             --      1,057,706          0       652     25,824   772,908
Value Equity Fund                     --        417,602        826       565     11,133        --

During the six months ended January 31, 2003, the reimbursement that was made by the Funds to IFG were as follows:

                           INSTITUTIONAL       INVESTOR      CLASS     CLASS      CLASS     CLASS
FUND                               CLASS          CLASS          A         B          C         K
--------------------------------------------------------------------------------------------------
Dynamics Fund              $       2,316  $           0    $     0   $     0    $     0  $      0
Growth Fund                           --              0         49         0          0         0
Growth & Income Fund                  --              0          0         0          0         0
S&P 500 Index Fund                     0              0         --        --         --        --
Small Company Growth Fund             --         61,381          0         0          0    70,752
Value Equity Fund                     --              0          0         0          0        --

A 1% redemption fee is retained by S&P 500 Index Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by S&P 500 Index Fund. Total redemption fees received by S&P 500 Index Fund - Institutional Class and S&P 500 Index Fund - Investor Class for the six months ended January 31, 2003 were $5 and $57,028, respectively.

NOTE 3 -- ACQUISITION OF INVESCO ENDEAVOR FUND ("TARGET FUND"). On January 31, 2003, Dynamics Fund acquired all the net assets of the Target Fund pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund shareholders on January 29, 2003. The acquisition was accomplished by a tax-free exchange of 4,491,385 shares of Dynamics Fund-Investor Class shares (valued at $47,634,088) for 9,169,134 shares of the Target Fund-Investor Class shares, 47,716 shares of Dynamics Fund-Class A shares (valued at $507,690) for 91,427 shares of the Target Fund-Class A shares, 1,207 shares of Dynamics

Fund-Class B shares (valued at $12,735) for 2,466 shares of the Target Fund-Class B shares, 80,743 shares of Dynamics Fund-Class C shares (valued at $838,403) for 164,854 shares of the Target Fund-Class C shares and 93 shares of Dynamics Fund-Class K shares (valued at $985) for 191 shares of the Target Fund-Class K shares, respectively, outstanding on January 31, 2003. The Target Fund's net assets at that date ($48,993,901) including $3,500,200 of unrealized appreciation, were combined with those of Dynamics Fund. The aggregate net assets of Dynamics Fund and the Target Fund immediately before the acquisition were $3,382,260,445 and $48,993,901, respectively. The net assets of Dynamics Fund after the acquisition were $3,431,254,346.

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended January 31, 2003, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                              PURCHASES              SALES
----------------------------------------------------------------------------------------------
Dynamics Fund                                             $   1,437,340,112  $   1,755,890,885
Growth Fund                                                     304,155,599        335,569,645
Growth & Income Fund                                             33,251,051         35,716,359
S&P 500 Index Fund                                               17,375,132          1,057,864
Small Company Growth Fund                                       416,448,945        451,648,882
Value Equity Fund                                                25,977,735         42,875,521

There were no purchases or sales of U.S. Government securities.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the six months ended January 31, 2003, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                   UNFUNDED
                                                     PENSION        ACCRUED        PENSION
FUND                                                EXPENSES  PENSION COSTS      LIABILITY
------------------------------------------------------------------------------------------
Dynamics Fund                                     $   50,275     $        0     $  304,764
Growth Fund                                            8,200              0        108,160
Growth & Income Fund                                     659              0          5,299
S&P 500 Index Fund                                     1,411              0          5,760
Small Company Growth Fund                             11,338              0         69,656
Value Equity Fund                                      1,605              0         31,875

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer or may be affiliated with other INVESCO investment companies during the period, as defined in the Act. A summary of the transactions during the six months ended January 31, 2003, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                            REALIZED GAIN
                          PURCHASES/OTHER TRANSACTIONS           SALES/OTHER TRANSACTIONS       (LOSS) ON
                         -----------------------------------------------------------------     INVESTMENT       VALUE AT
AFFILIATE                  SHARES                COST           SHARES            PROCEEDS     SECURITIES      1/31/2003
-------------------------------------------------------------------------------------------------------------------------
DYNAMICS FUND
Software HOLDRs Trust   1,345,700       $  31,884,305          495,325       $  13,673,316     $  580,846   $  23,725,462
GROWTH FUND
Microsoft Corp            109,400           5,099,186            9,700             582,388        (88,418)     23,627,486
SMALL COMPANY GROWTH FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                 35,025,120          35,025,120               --                  --              --     35,025,120
VALUE EQUITY FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                  2,000,066           2,000,066               --                  --              --      2,000,066

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations. No dividend income was received from any other affiliated companies.

NOTE 6 -- SECURITIES LOANED. The Funds have entered into a securities lending agreement with the custodian. Under the terms of the agreement, the Funds receive income, recorded monthly, after deduction of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal in value to the value of securities loaned. Cash collateral is invested by the custodian in the INVESCO Treasurer's Series Money Market Reserve Fund or securities issued or guaranteed by the U.S Governement, its agencies or instrumentalities. As of January 31, 2003, Dynamics, Growth and Small Company Growth Funds have on loan securities valued at $23,151,593, $193,500 and $104,466,208, respectively, and the cash collateral has been invested in the INVESCO Treasurer's Series Money Market Reserve Fund and is disclosed as "Other Investments" in the Statement of Assets and Liabilities. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The securities loaned income is recorded in the Statement of Operations. During the six months ended January 31, 2003, there were no such securities lending arrangements for Growth & Income, S&P 500 Index and Value Equity Funds.

NOTE 7 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permits it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total net assets for temporary or emergency purposes. During the six months ended January 31, 2003, Dynamics, Growth, Growth & Income and Value Equity Funds borrowed cash at a weighted average rate ranging from 1.59% to 1.97% and interest expense amounted to $27,308, $505, $665 and $1,061, respectively. During that same period, Dynamics, Growth and Small Company Growth Funds lent cash at a weighted average rate ranging from 1.51% to 1.96% and interest income amounted to $5,416, $403 and $416, respectively. During the six months ended January 31, 2003, there were no such borrowings and/or lendings for S&P 500 Index Fund.

NOTE 8 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. During the six months ended January 31, 2003, there were no such borrowings for any Fund.

NOTE 9 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1% CDSC and Class K shares may pay a 0.70% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the six months ended January 31, 2003, the Distributor received the following CDSC from Class A, Class B, Class C and Class K shareholders:

FUND                                  CLASS A        CLASS B        CLASS C        CLASS K
-------------------------------------------------------------------------------------------
Dynamics Fund                      $        0     $      450     $    3,196     $        0
Growth Fund                                 0            750            999              0
Growth & Income Fund                        0              0            266              0
Small Company Growth Fund                   0              0            723              0
Value Equity Fund                           0              0            195             --

NOTE 10 -- SHARE INFORMATION. Changes in fund share transactions during the six months ended January 31, 2003 and the year/period ended July 31, 2002 were as follows:

                                            DYNAMICS FUND                GROWTH FUND          GROWTH & INCOME FUND
                                  SIX MONTHS             YEAR    SIX MONTHS          YEAR   SIX MONTHS          YEAR
                                       ENDED            ENDED         ENDED         ENDED        ENDED         ENDED
                                  JANUARY 31          JULY 31    JANUARY 31       JULY 31   JANUARY 31       JULY 31
---------------------------------------------------------------------------------------------------------------------
                                        2003             2002          2003          2002         2003          2002
                                     (Note 1)         (Note 1)    UNAUDITED       (Note 1)   UNAUDITED       (Note 1)
                                   UNAUDITED
Shares Sold
   Institutional Class               764,572        2,322,618            --            --           --            --
   Investor Class                624,393,871    1,007,004,431   130,726,207   293,499,721    3,957,106     7,473,503
   Class A                         4,307,035          683,355       418,743        54,166      131,410         7,334
   Class B                            44,523           36,556        18,605        24,060        8,572           974
   Class C                        24,906,484       86,880,326       866,759     2,750,903      290,164       331,799
   Class K                           986,053        5,654,823       401,348     3,909,174       12,342         9,074
Shares Issued from
  Reinvestment of Distributions
     Institutional Class                   0              966            --            --           --            --
     Investor Class                        0          533,720             0     2,965,102            0        94,244
     Class C                               0            3,443             0        24,279            0         2,346
     Class K                               0            5,305             0        15,456            0            17
Shares Issued in Connection
  with Acquisition of INVESCO
  Endeavor Fund (Note 3)
     Investor Class                4,491,385               --            --            --           --            --
     Class A                          47,716               --            --            --           --            --
     Class B                           1,207               --            --            --           --            --
     Class C                          80,743               --            --            --           --            --
     Class K                              93               --            --            --           --            --
======================================================================================================================
                                 660,023,682    1,103,125,543   132,431,662   303,242,861    4,399,594     7,919,291
Shares Repurchased
   Institutional Class              (476,184)        (686,853)           --            --           --            --
   Investor Class               (654,986,389)  (1,047,072,631) (170,213,542) (382,291,940)  (4,432,779)   (9,141,292)
   Class A                        (3,679,068)        (498,065)     (349,167)       (1,327)     (97,262)          (30)
   Class B                            (3,797)            (417)      (24,175)            0            0             0
   Class C                       (25,063,767)     (87,310,751)   (1,279,665)   (3,466,283)    (320,797)     (344,432)
   Class K                        (1,629,897)      (1,503,717)   (1,139,278)   (2,000,943)      (2,516)         (670)
======================================================================================================================
                                (685,839,102)  (1,137,072,434) (173,005,827) (387,760,493)  (4,853,354)   (9,486,424)
NET DECREASE IN
  FUND SHARES                    (25,815,420)     (33,946,891)  (40,574,165)  (84,517,632)    (453,760)   (1,567,133)
======================================================================================================================

                                         S&P 500 INDEX FUND         SMALL COMPANY GROWTH         VALUE EQUITY FUND
                                  SIX MONTHS             YEAR    SIX MONTHS          YEAR   SIX MONTHS          YEAR
                                       ENDED            ENDED         ENDED         ENDED        ENDED         ENDED
                                  JANUARY 31          JULY 31    JANUARY 31       JULY 31   JANUARY 31       JULY 31
---------------------------------------------------------------------------------------------------------------------
                                        2003             2002          2003          2002         2003          2002
                                   UNAUDITED                      UNAUDITED       (Note 1)   UNAUDITED       (Note 1)
Shares Sold
   Institutional Class                 8,099            5,390            --            --           --            --
   Investor Class                  4,619,873       10,083,637    70,297,958   152,230,876    3,087,641    12,155,609
   Class A                                --               --     1,595,168       529,205       34,458        10,203
   Class B                                --               --        19,163         7,959        2,121        15,111
   Class C                                --               --    21,533,693    23,365,133      168,005       798,955
   Class K                                --               --       904,102     8,324,153           --            --
Shares Issued from
  Reinvestment of Distributions
     Institutional Class                 302              667            --            --           --            --
     Investor Class                   85,155          100,207             0             0       32,286       366,423
     Class A                              --               --             0             0           60            62
     Class B                              --               --             0             0           20           111
     Class C                              --               --             0             0           81         2,040
=====================================================================================================================
                                   4,713,429       10,189,901    94,350,084   184,457,326    3,324,672    13,348,514
Shares Repurchased
   Institutional Class               (12,013)         (13,188)           --            --           --            --
   Investor Class                 (2,920,282)      (5,139,915)  (74,957,857) (166,398,528)  (4,830,663)   (14,187,444)
   Class A                                --               --    (1,476,121)     (219,415)          (8)          (146)
   Class B                                --               --             0             0         (739)          (284)
   Class C                                --               --   (21,527,939)  (23,392,895)    (197,941)      (744,206)
   Class K                                --               --      (454,451)     (436,821)          --             --
======================================================================================================================
                                  (2,932,295)      (5,153,103)  (98,416,368) (190,447,659)  (5,029,351)   (14,932,080)
NET INCREASE
  (DECREASE) IN
  FUND SHARES                      1,781,134        5,036,798    (4,066,284)   (5,990,333)  (1,704,679)    (1,583,566)
======================================================================================================================


                -------------------------------------------------------------------------------

OTHER INFORMATION
INVESCO STOCK FUNDS, INC. -- INVESCO ENDEAVOR FUND
UNAUDITED

SPECIAL SHAREHOLDER MEETING

On January 29, 2003, a special meeting of the shareholders of INVESCO Endeavor Fund was held at which the approval of an Agreement and Plan of Reorganization and Termination under which Dynamics Fund, a series of INVESCO Stock Funds, Inc., would acquire all the assets of INVESCO Endeavor Fund in exchange solely for shares of equal value of corresponding classes of Dynamics Fund and the assumption by Dynamics Fund of all of INVESCO Endeavor Fund's liabilities, followed by the distribution of those shares to the shareholders of INVESCO Endeavor Fund (Proposal 1) was ratified. The following is a report of the votes cast:

                                                                  WITHHELD/
PROPOSAL                                  FOR        AGAINST        ABSTAIN          TOTAL
-------------------------------------------------------------------------------------------
Proposal 1                          5,581,621        387,591        235,964      6,205,176

FINANCIAL HIGHLIGHTS

DYNAMICS FUND-- INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                              SIX MONTHS                                    PERIOD
                                                   ENDED                                     ENDED
                                              JANUARY 31        YEAR ENDED JULY 31         JULY 31
---------------------------------------------------------------------------------------------------
                                                    2003         2002         2001         2000(a)
                                               UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period         $   10.88    $   17.28    $   27.87     $  24.29
===================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                (0.03)       (0.08)       (0.07)       (0.02)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   (0.14)       (6.30)      (10.44)        3.60
===================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   (0.17)       (6.38)      (10.51)        3.58
===================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                    0.00         0.02         0.08         0.00
===================================================================================================
Net Asset Value -- End of Period               $   10.71    $   10.88    $   17.28     $  27.87
===================================================================================================

TOTAL RETURN                                      (1.65%)(c)  (36.95%)     (37.78%)      14.74%(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)     $  27,814    $  25,133    $  11,622     $ 22,989
Ratio of Expenses to Average Net Assets(d)         0.40%(c)     0.84%        0.77%        0.77%(e)
Ratio of Net Investment Loss to Average
  Net Assets                                      (0.19%)(c)   (0.53%)      (0.26%)      (0.22%)(e)
Portfolio Turnover Rate                              40%(c)       81%          55%          75%(f)

(a)  From May 23, 2000, since inception of Class, to July 31, 2000.

(b)  The per share  information  was  computed  based on average  shares for the years ended July 31,
     2002 and 2001 and the period ended July 31, 2000.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total Expenses of the Class,  which is before any expense offset arrangements
     (which may include custodian fees).

(e)  Annualized

(f)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       SIX MONTHS                                             PERIOD
                                            ENDED                                              ENDED
                                       JANUARY 31                 YEAR ENDED JULY 31         JULY 31       YEAR ENDED APRIL 30
---------------------------------------------------------------------------------------------------------------------------------
                                             2003         2002          2001        2000        1999(a)      1999        1998
                                        UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period   $  10.81     $  17.23      $  27.86    $  19.39     $  18.15    $  16.41    $  12.02
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                      (0.05)       (0.00)        (0.12)      (0.00)       (0.00)      (0.00)      (0.05)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            (0.15)       (6.40)       (10.43)       9.51         1.24        3.04        6.39
=================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            (0.20)       (6.40)       (10.55)       9.51         1.24        3.04        6.34
=================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS             0.00         0.02          0.08        1.04         0.00        1.30        1.95
=================================================================================================================================
Net Asset Value -- End of Period         $  10.61     $  10.81      $  17.23    $  27.86     $  19.39    $  18.15    $  16.41
=================================================================================================================================

TOTAL RETURN                               (1.85%)(d)  (37.17%)      (37.94%)     50.34%        6.83%(d)   20.83%      56.42%

RATIOS
Net Assets -- End of Period ($000
  Omitted)                               $ 3,344,048  $ 3,688,213   $ 6,562,467 $ 7,865,489  $ 2,471,482  $ 2,044,321 $ 1,340,299
Ratio of Expenses to Average Net
  Assets(e)(f)                             0.61%(d)      1.21%         1.00%       0.89%         1.03%(g)   1.05%       1.08%
Ratio of Net Investment Loss to
  Average Net Assets(f)                   (0.40%)(d)    (0.86%)       (0.49%)     (0.34%)       (0.32%)(g) (0.41%)     (0.43%)
Portfolio Turnover Rate                      40%(d)        81%           55%         75%           23%(d)    129%        178%

(a)  From May 1, 1999 to July 31, 1999.

(b)  The per share information was computed based on average shares for the year ended July 31, 2001.

(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31,
     2002 and 2000,  the period ended July 31, 1999 and the year ended April 30, 1999.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian, distribution and transfer agent fees).

(f)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months  ended  January
     31, 2003 and the year ended July 31,  2002.  If such expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 0.78% and 1.23%, respectively,  and ratio of net investment  loss to average net assets would have been (0.57%) and (0.88%), respectively.

(g)  Annualized

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                     CLASS A                             CLASS B

                                           SIX MONTHS       PERIOD             SIX MONTHS       PERIOD
                                                ENDED        ENDED                  ENDED        ENDED
                                           JANUARY 31      JULY 31             JANUARY 31      JULY 31
----------------------------------------------------------------------------------------------------------
                                                 2003         2002(a)                2003         2002(a)
                                            UNAUDITED                           UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period       $  10.82     $  15.30               $  10.78     $  15.30
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                             (0.11)       (0.03)                 (0.11)       (0.06)
Net Losses on Securities (Both Realized
  and Unrealized)                               (0.08)       (4.45)                 (0.12)       (4.46)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (0.19)       (4.48)                 (0.23)       (4.52)
==========================================================================================================
Net Asset Value -- End of Period             $  10.63     $  10.82                $ 10.55     $  10.78
==========================================================================================================

TOTAL RETURN(c)                                (1.85%)(d)  (29.22%)(d)             (2.23%)(d)  (29.54%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $  9,152     $  2,006                $   823     $    390
Ratio of Expenses to Average Net
  Assets(e)(f)                                  0.60%(d)     1.11%(g)               0.99%(d)     2.09%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                                (0.39%)(d)   (0.76%)(g)             (0.78%)(d)   (1.71%)(g)
Portfolio Turnover Rate                           40%(d)       81%(h)                 40%(d)       81%(h)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b)  The per share  information  for each  Class was  computed  based on average shares for the period ended
     July 31, 2002.

(c)  The  applicable  sales  charges  for  Class A or CDSC  for  Class B are not included in the Total Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various  expenses of Class B were  voluntarily  absorbed by IFG for the six months ended January 31, 2003.
     If such  expenses had not been  voluntarily absorbed  for Class B, ratio of expenses  to average net assets would have been 1.08% and ratio of net  investment  loss to average  net assets  would have been (0.87%).

(g)  Annualized

(h)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- CLASS C
------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS                                 PERIOD
                                                 ENDED                                  ENDED
                                            JANUARY 31        YEAR ENDED JULY 31      JULY 31
------------------------------------------------------------------------------------------------
                                                  2003         2002         2001         2000(a)
                                             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period        $  10.60     $  17.04     $  27.78     $  28.25
================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                           (0.13)       (0.25)       (0.06)       (0.00)
Net Losses on Securities (Both Realized
  and Unrealized)                                (0.13)       (6.17)      (10.60)       (0.47)
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (0.26)       (6.42)      (10.66)       (0.47)
================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.00         0.02         0.08         0.00
================================================================================================
Net Asset Value -- End of Period              $  10.34     $  10.60     $  17.04     $  27.78
================================================================================================

TOTAL RETURN(d)                                 (2.36%)(e)  (37.76%)     (38.45%)      (1.66%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $ 12,330     $ 13,440     $ 28,887     $  4,779
Ratio of Expenses to Average Net Assets(f)(g)    0.99%(e)     1.96%        1.86%        1.71%(h)
Ratio of Net Investment Loss to Average Net
  Assets(g)                                     (0.79%)(e)   (1.59%)      (1.34%)      (1.20%)(h)
Portfolio Turnover Rate                            40%(e)       81%          55%          75%(i)

(a)  From February 15, 2000 since inception of Class, to July 31, 2000.

(b)  The per share  information  was  computed  based on average  shares for the period ended July
     31, 2000.

(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended July
     31, 2000.

(d)  The applicable CDSC are not included in the Total Return calculation.

(e)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(f)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(g)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months  ended  January
     31, 2003 and the year ended July 31,  2002.  If such expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 1.45% and 2.16%, respectively,  and ratio of net investment  loss to average net assets would have been (1.25%) and (1.79%), respectively.

(h)  Annualized

(i)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

DYNAMICS FUND -- CLASS K
----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS           YEAR            PERIOD
                                                     ENDED          ENDED             ENDED
                                                JANUARY 31        JULY 31           JULY 31
----------------------------------------------------------------------------------------------
                                                      2003           2002              2001(a)
                                                 UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period           $   10.76      $   17.19          $  22.50
==============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                  (0.06)         (0.15)            (0.03)
Net Losses on Securities (Both Realized and
  Unrealized)                                        (0.14)         (6.26)            (5.28)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (0.20)         (6.41)            (5.31)
==============================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                      0.00           0.02              0.00
==============================================================================================
Net Asset Value -- End of Period                 $   10.56      $   10.76          $  17.19
==============================================================================================

TOTAL RETURN                                        (1.86%)(c)    (37.32%)          (23.60%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)       $  37,087      $  44,745          $      6
Ratio of Expenses to Average Net Assets(d)(e)        0.71%(c)       1.36%             1.48%(f)
Ratio of Net Investment Loss to Average Net
  Assets(e)                                         (0.50%)(c)     (1.05%)           (1.03%)(f)
Portfolio Turnover Rate                                40%(c)         81%               55%(g)

(a)  From December 1, 2000, since inception of Class, to July 31, 2001.

(b)  The per share invormation was computed based on average shares for the year ended July 31,
     2002.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser, if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months ended  January
     31, 2003 and the period ended July 31, 2001.  If such expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets would have been 0.84% and 3.06%  (annualized), respectively, and ratio of net investment  loss to average net assets would have been (0.63%) and (2.61%)
     (annualized), respectively.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

GROWTH FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       SIX MONTHS                                             PERIOD
                                            ENDED                                              ENDED
                                       JANUARY 31                 YEAR ENDED JULY 31         JULY 31       YEAR ENDED AUGUST 31
---------------------------------------------------------------------------------------------------------------------------------
                                             2003         2002          2001        2000        1999(a)      1998        1997
                                        UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period   $   1.64     $   3.08      $   8.47    $   6.75     $   5.15    $   6.06    $   5.44
=================================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)             (0.01)       (0.03)        (0.05)      (0.00)       (0.00)       0.02        0.01
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            (0.13)       (1.39)        (4.27)       2.48         2.11        0.69        1.39
=================================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            (0.14)       (1.42)        (4.32)       2.48         2.11        0.71        1.40
=================================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS             0.00         0.02          1.07        0.76         0.51        1.62        0.78
=================================================================================================================================
Net Asset Value -- End of Period         $   1.50     $   1.64      $   3.08    $   8.47     $   6.75    $   5.15    $   6.06
=================================================================================================================================

TOTAL RETURN                               (8.54%)(d)  (46.28%)      (56.43%)     38.42%       42.06%(d)   13.42%      28.14%

RATIOS
Net Assets -- End of Period ($000
  Omitted)                               $ 421,368    $ 525,365     $ 1,251,042 $2,008,680   $ 1,232,908  $ 747,739  $ 709,220
Ratio of Expenses to Average Net
  Assets(e)                                  0.97%(d)     1.55%         1.16%      1.02%        1.03%(f)     1.04%      1.07%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                        (0.38%)(d)   (1.20%)       (0.96%)    (0.63%)      (0.08%)(f)    0.37%      0.22%
Portfolio Turnover Rate                        66%(d)      129%          129%       168%         134%(d)      153%       286%

(a)  From September 1, 1998 to July 31, 1999.

(b)  The per share  information  was  computed  based on average  shares for the years ended July 31, 2002 and 2001.

(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000 and the period ended July 31, 1999.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total Expenses of the Class,  which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).

(f)  Annualized

FINANCIAL HIGHLIGHTS

GROWTH FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                     CLASS A                             CLASS B

                                           SIX MONTHS       PERIOD             SIX MONTHS       PERIOD
                                                ENDED        ENDED                  ENDED        ENDED
                                           JANUARY 31      JULY 31             JANUARY 31      JULY 31
----------------------------------------------------------------------------------------------------------
                                                 2003         2002(a)                2003         2002(a)
                                            UNAUDITED                           UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period       $   1.64     $   2.34               $   1.63     $   2.34
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                             (0.02)       (0.01)                 (0.00)(c)    (0.01)
Net Losses on Securities (Both Realized
  and Unrealized)                               (0.13)       (0.69)                 (0.14)       (0.70)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (0.15)       (0.70)                 (0.14)       (0.71)
==========================================================================================================
Net Asset Value -- End of Period             $   1.49     $   1.64               $   1.49     $   1.63
==========================================================================================================

TOTAL RETURN(d)                                (9.15%)(e)  (29.91%)(e)             (8.59%)(e)  (30.34%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $    183     $     87               $     28     $     39
Ratio of Expenses to Average Net
  Assets(f)(g)                                  0.81%(e)     1.65%(h)               1.15%(e)     2.30%(h)
Ratio of Net Investment Loss to Average
  Net Assets(g)                                (0.30%)(e)   (0.89%)(h)             (0.58%)(e)   (1.59%)(h)
Portfolio Turnover Rate                           66%(e)      129%(i)                 66%(e)      129%(i)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b)  The per share  information  for each  Class was  computed  based on average shares for the period ended
     July 31, 2002.

(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the six months ended January 31,
     2003.

(d)  The  applicable  sales  charges  for  Class A or CDSC  for  Class B are not included in the Total Return calculation.

(e)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(f)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser,  which is before any expense offset arrangements (which may include custodian fees).

(g)  Various expenses of each Class were voluntarily absorbed by IFG for the six months ended  January 31, 2003 and the period ended July 31, 2002.  If such expenses had not been voluntarily absorbed ratio of expenses to average net assets  would have been  0.86% and 1.99%  (annualized),  respectively,  for Class A, and 2.47%
     and 4.56% (annualized),  respectively,  for Class B, and ratio of net investment  loss to average net assets would have been (0.35%) and  (1.23%)  (annualized),  respectively,  for  Class A, and  (1.90%)  and (3.85%)
     (annualized), respectively for Class B.

(h)  Annualized

(i)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

GROWTH FUND -- CLASS C
------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS                                 PERIOD
                                                 ENDED                                  ENDED
                                            JANUARY 31        YEAR ENDED JULY 31      JULY 31
------------------------------------------------------------------------------------------------
                                                  2003         2002         2001         2000(a)
                                             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period        $   1.60     $   3.05     $   8.44     $   8.26
================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.02)       (0.05)       (0.03)       (0.05)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                       (0.12)       (1.38)       (4.29)        0.23
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (0.14)       (1.43)       (4.32)        0.18
================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.00         0.02         1.07         0.00
================================================================================================
Net Asset Value -- End of Period              $   1.46     $   1.60     $   3.05     $   8.44
================================================================================================

TOTAL RETURN(c)                                 (8.75%)(d)  (47.07%)     (56.67%)       2.18%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $  2,747     $  3,669     $  9,108     $  3,213
Ratio of Expenses to Average Net Assets(e)(f)    1.15%(d)     3.03%        2.04%        1.76%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                                 (0.57%)(d)   (2.69%)      (1.82%)      (1.54%)(g)
Portfolio Turnover Rate                            66%(d)      129%         129%         168%(h)

(a)  From February 15, 2000, since inception of Class, to July 31, 2000.

(b)  The per share  information  was  computed  based on average  shares for the period ended July
     31, 2000.

(c)  The applicable CDSC are not included in the Total Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months ended January
     31, 2003.  If such  expenses had not been  voluntarily absorbed, ratio of expenses to average net assets would have been 2.14% and ratio of net investment loss to average net assets would have been (1.56%).

(g)  Annualized

(h)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

GROWTH FUND -- CLASS K
----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS           YEAR            PERIOD
                                                     ENDED          ENDED             ENDED
                                                JANUARY 31        JULY 31           JULY 31
----------------------------------------------------------------------------------------------
                                                      2003           2002              2001(a)
                                                 UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period           $    1.50      $    3.03          $   5.41
==============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                  (0.01)         (0.02)            (0.02)
Net Losses on Securities (Both Realized and
  Unrealized)                                        (0.12)         (1.49)            (2.36)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (0.13)         (1.51)            (2.38)
==============================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                      0.00           0.02              0.00
==============================================================================================
Net Asset Value -- End of Period                 $    1.37      $    1.50          $   3.03
==============================================================================================

TOTAL RETURN                                        (8.67%)(c)    (50.02%)          (43.99%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)       $   1,631      $   2,888          $      8
Ratio of Expenses to Average Net Assets(d)(e)        0.87%(c)       2.32%             2.96%(f)
Ratio of Net Investment Loss to Average Net
  Assets(e)                                         (0.29%)(c)     (1.91%)           (2.72%)(f)
Portfolio Turnover Rate                                66%(c)        129%              129%(g)

(a)  From December 1, 2000, since inception of Class, to July 31, 2001.

(b)  The per share  information  was  computed  based on average  shares for the period ended
     July 31, 2001.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment
     Adviser,  if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(e)  Various expense of the Class were  voluntarily  absorbed by IFG for the six months ended
     January 31, 2003.  If such  expenses had not been  voluntarily absorbed, ratio of expenses to average net assets would have been 1.44% and ratio of net investment loss to average net assets would have been (0.86%).

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       SIX MONTHS                                             PERIOD       PERIOD
                                            ENDED                                              ENDED        ENDED
                                       JANUARY 31                 YEAR ENDED JULY 31         JULY 31     APRIL 30
------------------------------------------------------------------------------------------------------------------
                                             2003         2002          2001        2000        1999(a)      1999
                                        UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period   $   6.22     $  10.21      $  18.93    $  15.37     $  14.54    $  10.00
===================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss(d)                      (0.01)       (0.08)        (0.00)      (0.00)       (0.00)      (0.00)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            (0.55)       (3.81)        (7.93)       4.60         0.83        5.22
===================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            (0.56)       (3.89)        (7.93)       4.60         0.83        5.22
===================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS             0.00         0.10          0.79        1.04         0.00        0.68
===================================================================================================================
Net Asset Value -- End of Period         $   5.66     $   6.22      $  10.21    $  18.93     $  15.37    $  14.54
===================================================================================================================

TOTAL RETURN                               (9.00%)(e)  (38.37%)      (43.25%)     30.79%        5.71%(e)  53.07%(e)

RATIOS
Net Assets -- End of Period ($000
  Omitted)                               $ 37,388     $ 44,018      $ 88,409    $ 200,584    $ 61,316    $ 53,994
Ratio of Expenses to Average Net
  Assets(f)(g)                              0.76%(e)     1.50%         1.51%       1.46%       1.52%(h)    1.52%(h)
Ratio of Net Investment Loss to Average
  Net Assets(g)                            (0.19%)(e)   (0.98%)       (0.99%)     (0.85%)     (0.45%)(h)  (0.25%)(h)
Portfolio Turnover Rate                       78%(e)       82%          218%        177%         46%(e)     121%(e)

(a)  From May 1, 1999 to July 31, 1999.

(b)  From July 1, 1998,  commencement  of  investment  operations,  to April 30, 1999.

(c)  The per share information was computed based on average shares for the year ended July 31, 2002.

(d)  Net Investment Loss aggregated less than $0.01 on a per share basis for the years ended July 31, 2001 and
     2000 and the periods  ended July 31, 1999 and April 30, 1999.

(e)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(f)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser,  which is before any expense offset arrangements (which may include custodian fees).

(g)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months  ended  January 31, 2003, the years ended July 31,  2002,  2001 and 2000,  and the  periods  ended July 31,  1999 and April 30,  1999.
     If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.40%,  2.40%,  1.69%, 1.46%, 1.75% (annualized) and 1.71% (annualized),  respectively,  and ratio of net investment loss to average net assets  would have been  (0.83%),  (1.88%),  (1.17%),  (0.85%), (0.68%)
     (annualized) and (0.44%) (annualized), respectively.

(h)  Annualized

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                     CLASS A                             CLASS B

                                           SIX MONTHS       PERIOD             SIX MONTHS       PERIOD
                                                ENDED        ENDED                  ENDED        ENDED
                                           JANUARY 31      JULY 31             JANUARY 31      JULY 31
----------------------------------------------------------------------------------------------------------
                                                 2003         2002(a)                2003         2002(a)
                                            UNAUDITED                           UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period       $   6.22     $   8.54               $   6.19     $   8.54
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                             (0.08)       (0.02)                 (0.09)       (0.02)
Net Losses on Securities (Both Realized
  and Unrealized)                               (0.48)       (2.30)                 (0.48)       (2.33)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (0.56)       (2.32)                 (0.57)       (2.35)
==========================================================================================================
Net Asset Value -- End of Period             $   5.66     $   6.22               $   5.62     $   6.19
==========================================================================================================

TOTAL RETURN(b)                                (9.00%)(d)  (27.17%)(d)             (9.35%)(d)  (27.40%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $    235     $     45               $     54     $      6
Ratio of Expenses to Average Net
  Assets(e)(f)                                   0.81%(d)    1.60%(g)               1.13%(d)     2.30%(g)
Ratio of Net Investment Loss to Average Net
  Assets(f)                                     (0.13%)(d)  (1.04%)(g)             (0.52%)(d)   (1.80%)(g)
Portfolio Turnover Rate                            78%(d)      82%(h)                 78%(d)       82%(h)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b)  The per share  information  for each  Class was  computed  based on average shares for the period ended July 31, 2002.

(c)  The  applicable  sales  charges  for  Class A or CDSC  for  Class B are not included in the Total
     Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser,  which is before any expense offset arrangements (which may include custodian fees).

(f)  Various expenses of each class were voluntarily absorbed by IFG for the six months ended  January 31,
     2003 and the period ended July 31, 2002.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 0.86% and 4.55% (annualized),  respectively, for
     Class A and 4.20% and 62.08% (annualized),  respectively,  for Class B, and ratio of net investment loss to average net assets would have been (0.18%) and  (3.99%)  (annualized),  respectively,  for
     Class  A and  (3.59%)  and (61.58%) (annualized), respectively, for Class B.

(g)  Annualized

(h)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- CLASS C
------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS                                 PERIOD
                                                 ENDED                                  ENDED
                                            JANUARY 31        YEAR ENDED JULY 31      JULY 31
------------------------------------------------------------------------------------------------
                                                  2003         2002         2001         2000(a)
                                             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period        $   6.10     $  10.09     $  18.87     $  18.19
================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                              (0.04)       (0.05)       (0.03)       (0.13)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                       (0.53)       (3.84)       (7.96)        0.81
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (0.57)       (3.89)       (7.99)        0.68
================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.00         0.10         0.79         0.00
================================================================================================
Net Asset Value -- End of Period              $   5.53     $   6.10     $  10.09     $  18.87
================================================================================================

TOTAL RETURN(c)                                 (9.34%)(d)  (38.83%)     (43.72%)       3.74%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $    947     $  1,231     $  2,142     $  1,388
Ratio of Expenses to Average Net Assets(e)(f)    1.13%(d)     2.25%        2.27%        2.00%(g)
Ratio of Net Investment Loss to Average Net
  Assets(f)                                     (0.58%)(d)   (1.72%)      (1.78%)      (1.63%)(g)
Portfolio Turnover Rate                            78%(d)       82%         218%         177%(h)

(a)  From February 15, 2000 since inception of Class, to July 31, 2000.

(b)  The per share  information  was  computed  based on average  shares for the period ended July
     31, 2000.

(c)  The applicable CDSC is not included in the Total Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months  ended  January
     31, 2003 and the years ended July 31, 2002 and 2001. If such expenses had not been  voluntarily absorbed,  ratio of expenses to average net assets  would have been 2.18%,  3.33% and 2.32%, respectively, and ratio of net  investment  loss to average  net  assets  would have been
     (1.63%), (2.80%) and (1.83%), respectively.

(g)  Annualized

(h)  Portfolio  Turnover is  calculated at the Fund level,  Represents  the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND -- CLASS K
----------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS           YEAR            PERIOD
                                                     ENDED          ENDED             ENDED
                                                JANUARY 31        JULY 31           JULY 31
----------------------------------------------------------------------------------------------
                                                      2003           2002              2001(a)
                                                 UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period           $    6.20      $   10.21          $  15.22
==============================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                  (0.05)         (0.08)            (0.02)
Net Losses on Securities (Both Realized
  and Unrealized)                                    (0.51)         (3.83)            (4.99)
==============================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (0.56)         (3.91)            (5.01)
==============================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                      0.00           0.10              0.00
==============================================================================================
Net Asset Value -- End of Period                 $    5.64     $     6.20          $   10.21
==============================================================================================

TOTAL RETURN                                        (9.03%)(c)    (38.57%)          (32.92%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)       $    109      $       58          $     10
Ratio of Expenses to Average Net Assets(d)(e)       0.86%(c)        1.70%             1.81%(f)
Ratio of Net Investment Loss to Average
  Net Assets(e)                                    (0.27%)(c)      (1.18%)           (1.31%)(f)
Portfolio Turnover Rate                               78%(c)          82%              218%(g)

(a)  From December 1, 2000, since inception of Class, to July 31, 2001.

(b)  The per share  information  was  computed  based on average  shares for the period ended July
     31, 2001.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months ended January
     31, 2003,  the year ended July 31, 2002 and the period ended July 31, 2001.  If such expenses had not been  voluntarily  absorbed, ratio of expenses to average net assets  would have been
     4.06%,  30.95% and 2.68%  (annualized),  respectively,  and  ratio of net  investment  loss to
     average  net  assets  would  have  been   (3.47%),  (30.43%) and (2.18%) (annualized),
     respectively.

(f)  Annualized

(g)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended July 31, 2001.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND -- INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       SIX MONTHS                                                          PERIOD
                                            ENDED                                                           ENDED
                                       JANUARY 31                 YEAR ENDED JULY 31                      JULY 31
------------------------------------------------------------------------------------------------------------------
                                             2003         2002          2001        2000        1999       1998(a)
                                        UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period   $   9.23     $  12.45      $  15.07    $  14.21     $  12.01    $  10.00
===================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income                        0.03         0.08          0.19        0.15         0.18        0.11
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            (0.53)       (3.11)        (2.44)       1.05         2.26        1.98
===================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            (0.50)       (3.03)        (2.25)       1.20         2.44        2.09
===================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS             0.08         0.19          0.37        0.34         0.24        0.08
===================================================================================================================
Net Asset Value -- End of Period         $   8.65     $   9.23      $  12.45    $  15.07     $  14.21    $  12.01
===================================================================================================================

TOTAL RETURN                               (5.47%)(c)  (24.50%)      (15.09%)      8.47%       20.40%     20.93%(c)

RATIOS
Net Assets -- End of Period ($000
  Omitted)                               $   285      $   338       $   544     $  2,627     $  4,420     $ 3,259
Ratio of Expenses to Average Net
  Assets(d)(e)                             0.18%(c)     0.35%         0.35%        0.36%        0.35%       0.46%(f)
Ratio of Net Investment Income to
  Average Net Assets(e)                    0.74%(c)     1.15%         1.03%        1.00%        1.36%       1.96%(f)
Portfolio Turnover Rate                       1%(c)        3%           43%          13%           2%       0%(c)(g)

(a)  From December 23, 1997, commencement of investment operations,  to July 31, 1998.

(b)  The per share information was computed based on average shares for the year ended July 31, 2001.

(c)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(d)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(e)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months ended January 31,
     2003,  the years ended July 31, 2002,  2001,  2000 and 1999 and the period ended July 31, 1998.
     If such expenses had not been voluntarily  absorbed,  ratio of expenses to average net assets
     would have been  4.38%,   7.36%,   1.84%,   1.00%,   1.17%  and  2.51%   (annualized),
     respectively,  and ratio of net  investment  income  (loss) to average  net assets would have been
     (3.46%),  (5.86%), (0.46%), 0.36%, 0.54% and (0.09%) (annualized), respectively.

(f)  Annualized

(g)  Portfolio  Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS

S&P 500 INDEX FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       SIX MONTHS                                                          PERIOD
                                            ENDED                                                           ENDED
                                       JANUARY 31                      YEAR ENDED JULY 31                 JULY 31
------------------------------------------------------------------------------------------------------------------
                                             2003         2002          2001        2000        1999       1998(a)
                                        UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period   $   9.59     $  12.78      $  15.36    $  14.39     $  12.14    $  10.00
===================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                        0.05         0.09          0.10        0.11         0.14        0.07
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            (0.59)       (3.19)        (2.39)       1.09         2.29        2.14
===================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            (0.54)       (3.10)        (2.29)       1.20         2.43        2.21
===================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS             0.05         0.09          0.29        0.23         0.18        0.07
===================================================================================================================
Net Asset Value -- End of Period         $   9.00     $   9.59      $  12.78    $  15.36     $  14.39    $  12.14
===================================================================================================================

TOTAL RETURN                               (5.61%)(b)  (24.33%)      (15.07%)      8.34%       20.09%      22.11%(b)

RATIOS
Net Assets -- End of Period ($000
  Omitted)                               $ 143,394    $ 135,578     $ 116,309   $ 92,784     $ 64,613    $ 15,065
Ratio of Expenses to Average Net
  Assets(c)(d)                               0.33%(b)     0.65%         0.63%      0.63%        0.60%       0.62%(e)
Ratio of Net Investment Income to Average
  Net Assets(d)                              0.58%(b)     0.84%         0.75%      0.74%        1.06%       1.52%(e)
Portfolio Turnover Rate                         1%(b)        3%           43%        13%           2%       0%(b)(f)

(a)  From December 23, 1997, commencement of investment operations,  to July 31, 1998.

(b)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(c)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser,  which is before any expense offset arrangements (which may include custodian fees).

(d)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months ended January 31, 2003, the years ended July 31, 2002,  2001,  2000 and 1999 and the period ended July 31, 1998.  If such expenses had not been voluntarily  absorbed,  ratio of expenses to average net assets  would have been  0.54%,
     1.01%,   0.99%,   0.95%,   0.99%  and  1.71%   (annualized), respectively,  and ratio of net  investment
     income to  average  net assets would have been 0.37%,  0.48%,  0.39%, 0.43%, 0.67% and 0.43% (annualized), respectively.

(e)  Annualized

(f)  Portfolio  Turnover Rate calculated to less than 0.10% for the period ended July 31, 1998.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       SIX MONTHS                                             PERIOD
                                            ENDED                                              ENDED
                                       JANUARY 31                 YEAR ENDED JULY 31         JULY 31        YEAR ENDED MAY 31
------------------------------------------------------------------------------------------------------------------------------
                                             2003         2002          2001        2000        1999(a)     1999         1998
                                        UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period   $   8.41     $  12.76      $  18.50    $  13.61     $  12.08    $  11.90    $  12.82
==============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                      (0.05)       (0.01)        (0.04)      (0.00)       (0.00)      (0.00)      (0.06)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            (0.26)       (4.34)        (4.77)       6.88         1.53        1.35        2.56
==============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            (0.31)       (4.35)        (4.81)       6.88         1.53        1.35        2.50
==============================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS             0.00         0.00          0.93        1.99         0.00        1.17        3.42
==============================================================================================================================
Net Asset Value -- End of Period         $   8.10     $   8.41      $  12.76    $  18.50     $  13.61    $  12.08    $  11.90
==============================================================================================================================

TOTAL RETURN                               (3.69%)(d)  (34.09%)      (26.53%)     53.55%       12.67%(d)   12.91%      22.65%

RATIOS
Net Assets -- End of Period ($000
  Omitted)                               $ 733,253    $ 800,520     $ 1,395,113 $ 1,440,445  $ 452,861   $ 318,109   $ 272,619
Ratio of Expenses to Average Net
  Assets(e)(f)                               0.76%(d)     1.45%         1.29%      1.20%        1.50%(g)    1.51%       1.48%
Ratio of Net Investment Loss to
  Average Net Assets(f)                     (0.55%)(d)   (1.01%)       (0.28%)    (0.34%)      (0.69%)(g)  (0.58%)     (0.42%)
Portfolio Turnover Rate                        54%(d)       99%          112%       186%          41%(d)     203%        158%

(a)  From June 1, 1999 to July 31, 1999.

(b)  The per share information was computed based on average shares for the year ended July 31, 2001.

(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 2000, the period ended July 31, 1999 and the year ended May 31, 1999.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if  applicable, which is before any  expense  offset arrangements (which may include custodian,  distribution and transfer agent fees).

(f)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months  ended  January 31, 2003, the year ended July 31, 2000,  the period ended July 31, 1999 and the year ended May 31, 1999.  If such expenses had not been  voluntarily  absorbed,  ratio of  expenses  to average net assets would have been
     0.89%,  1.21%, 1.62% (annualized) and 1.59%,  respectively, and ratio of net  investment  loss to average net  assets  would have been (0.68%), (0.35%), (0.81%) (annualized) and (0.66%), respectively.

(g)  Annualized

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     CLASS A                             CLASS B

                                           SIX MONTHS       PERIOD             SIX MONTHS       PERIOD
                                                ENDED        ENDED                  ENDED        ENDED
                                           JANUARY 31      JULY 31             JANUARY 31      JULY 31
----------------------------------------------------------------------------------------------------------
                                                 2003         2002(a)                2003         2002(a)
                                            UNAUDITED                           UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period       $   8.41     $  11.25               $   8.41     $  11.25
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                             (0.06)       (0.02)                 (0.12)       (0.04)
Net Losses on Securities (Both Realized
  and Unrealized)                               (0.24)       (2.82)                 (0.23)       (2.80)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (0.30)       (2.84)                 (0.35)       (2.84)
==========================================================================================================
Net Asset Value -- End of Period             $   8.11     $   8.41               $   8.06     $   8.41
==========================================================================================================

TOTAL RETURN(c)                                (3.57%)(d)  (25.24%)(d)             (4.16%)(d)  (25.24%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $  3,478     $  2,607               $    219     $     67
Ratio of Expenses to Average Net
  Assets(e)(f)                                  0.66%(d)     1.24%(g)               1.13%(d)     2.14%(g)
Ratio of Net Investment Loss to Average
  Net Assets(f)                                (0.46%)(d)   (0.74%)(g)             (0.93%)(d)   (1.68%)(g)
Portfolio Turnover Rate                           54%(d)       99%(h)                 54%(d)       99%(h)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b)  The per share  information  for each  Class was  computed  based on average shares for the period ended
     July 31, 2002.

(c)  The  applicable  sales  charges  for  Class A or CDSC  for  Class B are not included in the Total Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by the Investment Adviser,  if applicable,  which is before any expense offset arrangements (which may include custodian fees).

(f)  Various  expenses of Class B were  voluntarily  absorbed by IFG for the six months ended January 31, 2003.
     If such  expenses had not been  voluntarily absorbed  for Class B, ratio of expenses  to average net assets would have been 1.54% and ratio of net  investment  loss to average  net assets  would have been (1.34%).

(g)  Annualized

(h)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND -- CLASS C
------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS                                 PERIOD
                                                 ENDED                                  ENDED
                                            JANUARY 31        YEAR ENDED JULY 31      JULY 31
------------------------------------------------------------------------------------------------
                                                  2003         2002         2001         2000(a)
                                             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period        $   8.09     $  12.54     $  18.37     $  20.68
================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                           (0.22)       (0.18)       (0.12)       (0.00)
Net Losses on Securities
  (Both Realized and Unrealized)                 (0.09)       (4.27)       (4.78)       (2.31)
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (0.31)       (4.45)       (4.90)       (2.31)
================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.00         0.00         0.93         0.00
================================================================================================
Net Asset Value -- End of Period              $   7.78     $   8.09     $  12.54     $  18.37
================================================================================================

TOTAL RETURN(d)                                 (3.84%)(e)  (35.57%)     (27.24%)     (11.17%)(e)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $ 1,089      $ 1,087      $ 2,034      $ 1,926
Ratio of Expenses to Average Net
  Assets(f)(g)                                  1.13%(e)     2.25%        2.13%        1.83%(h)
Ratio of Net Investment Loss to Average
  Net Assets(g)                                (0.91%)(e)   (1.81%)      (1.12%)      (0.91%)(h)
Portfolio Turnover Rate                           54%(e)       99%         112%         186%(i)

(a)  From February 15, 2000, since inception of Class, to July 31, 2000.

(b)  The per share information was computed based on average shares for the year ended July 31,
     2002.

(c)  Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended
     July 31, 2000.

(d)  The applicable CDSC are not included in the Total Return calculation.

(e)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(f)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by the Investment
     Adviser,  if applicable,  which is before any expense offset arrangements (which may include custodian fees).

(g)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months  ended
     January 31, 2003 and the year ended July 31,  2002.  If such expenses had not been  voluntarily absorbed,  ratio of expenses to average net assets would have been 1.62% and 2.70%, respectively, and ratio of net investment  loss to average net assets would have been (1.40%) and (2.26%), respectively.

(h)  Annualized

(i)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS
SMALL COMPANY GROWTH FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                SIX MONTHS           PERIOD
                                                     ENDED            ENDED
                                                JANUARY 31          JULY 31
--------------------------------------------------------------------------------
                                                      2003           2002(a)
                                                 UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period           $    8.43      $   11.76
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                  (0.06)         (0.05)
Net Losses on Securities (Both Realized and
  Unrealized)                                        (0.26)         (3.28)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (0.32)         (3.33)
================================================================================
Net Asset Value -- End of Period                 $    8.11      $    8.43
================================================================================

TOTAL RETURN                                        (3.91%)(c)    (28.32%)(c)

RATIOS
Net Assets -- End of Period ($000 Omitted)       $  67,574      $  66,451
Ratio of Expenses to Average Net Assets(d)(e)        0.86%(c)       1.17%(f)
Ratio of Net Investment Loss to Average Net
  Assets(e)                                         (0.65%)(c)     (0.80%)(f)
Portfolio Turnover Rate                                54%(c)         99%(g)

(a)  From December 17, 2001, since inception of Class, to July 31, 2002.

(b) The per share information was computed based on average shares for the period ended July 31, 2002.

(c) Based on operations for the period shown and, accordingly, is not representative of a full year.

(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by the Investment Adviser, if applicable, which is before any expense offset arrangements (which may include custodian fees).

(e) Various expenses of the Class were voluntarily absorbed by IFG for the six months ended January 31, 2003. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.99% and ratio of net investment loss to average net assets would have been (1.78%).

(f)  Annualized

(g) Portfolio Turnover is calculated at the Fund level. Represents the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                       SIX MONTHS                                             PERIOD
                                            ENDED                                              ENDED
                                       JANUARY 31                 YEAR ENDED JULY 31         JULY 31      YEAR ENDED AUGUST 31
------------------------------------------------------------------------------------------------------------------------------
                                             2003         2002          2001        2000        1999(a)     1998         1997
                                        UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period   $  16.23     $  21.19      $  25.15    $  29.61     $  25.68    $  28.30    $  22.24
==============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                        0.08         0.11          0.11        0.11         0.17        0.26        0.35
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)            (0.96)       (4.29)        (0.15)      (1.96)        6.25       (0.43)       6.62
==============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS            (0.88)       (4.18)        (0.04)      (1.85)        6.42       (0.17)       6.97
==============================================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS             0.08         0.78          3.92        2.61         2.49        2.45        0.91
==============================================================================================================================
Net Asset Value -- End of Period         $  15.27     $  16.23      $  21.19    $  25.15     $  29.61    $  25.68    $  28.30
==============================================================================================================================

TOTAL RETURN                               (5.42%)(b)  (20.28%)        0.20%      (6.52%)      25.41%(b)   (1.06%)     32.04%

RATIOS
Net Assets -- End of Period ($000
  Omitted)                               $ 91,816     $ 125,313     $ 198,905   $ 248,944    $ 369,982   $ 349,984   $ 369,766
Ratio of Expenses to Average Net
  Assets(c)(d)                              0.66%(b)      1.30%         1.31%       1.31%      1.27%(e)     1.15%       1.04%
Ratio of Net Investment Income to
  Average Net Assets(d)                     0.50%(b)      0.55%         0.48%       0.40%      0.63%(e)     0.86%       1.35%
Portfolio Turnover Rate                       26%(b)        43%           54%         67%        22%(b)       48%         37%

(a)  From September 1, 1998 to July 31, 1999.

(b)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(c)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser, if applicable,  which is before any offset arrangements (which may include custodian and transfer agent fees).

(d)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months  ended  January 31, 2003, the years ended July 31,  2002,  2001 and 2000, the period ended July 31, 1999 and the year ended August 31,
     1998. If such expenses had not be voluntarily absorbed, ratio of expenses to average net assets would have been 0.95%,  1.64%,  1.53%, 1.44%, 1.38% (annualized) and 1.19%, respectively,  and ratio of net investment income to average net assets would have been 0.21%,  0.21%,  0.26%, 0.27%, 0.52% (annualized) and 0.82%, respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND -- CLASS A & CLASS B
----------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     CLASS A                             CLASS B

                                           SIX MONTHS       PERIOD             SIX MONTHS       PERIOD
                                                ENDED        ENDED                  ENDED        ENDED
                                           JANUARY 31      JULY 31             JANUARY 31      JULY 31
----------------------------------------------------------------------------------------------------------
                                                 2003         2002(a)                2003         2002(a)
                                            UNAUDITED                           UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period       $  16.09     $  20.20               $  16.18     $  20.20
==========================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                     0.15         0.06                   0.03        (0.01)
Net Losses on Securities (Both Realized
  and Unrealized)                               (1.03)       (3.98)                 (0.96)       (3.86)
==========================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                (0.88)       (3.92)                 (0.93)       (3.87)
==========================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                 0.11         0.19                   0.02         0.15
==========================================================================================================
Net Asset Value -- End of Period             $  15.10     $  16.09               $  15.23     $  16.18
==========================================================================================================

TOTAL RETURN(c)                                (5.48%)(d)  (19.46%)(d)             (5.74%)(d)  (19.21%)(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)   $    674     $    163               $    249     $    242
Ratio of Expenses to Average Net
  Assets(e)(f)                                  0.71%(d)     1.39%(g)               1.03%(d)     1.95%(g)
Ratio of Net Investment Income (Loss) to
  Average  Net Assets(f)                        0.44%(d)     0.51%(g)               0.11%(d)    (0.22%)(g)
Portfolio Turnover Rate                           26%(d)       43%(h)                 26%(d)       43%(h)

(a)  From April 1, 2002, since inception of Class, to July 31, 2002.

(b)  The per share  information for Class B was computed based on average shares for the period ended July
     31, 2002.

(c)  The  applicable  sales  charges  for  Class A or CDSC  for  Class B are not included in the Total
     Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by the Investment Adviser, if applicable,  which is before any expense offset arrangements (which may include custodian fees).

(f)  Various expenses of each Class were voluntarily absorbed by IFG for the six months ended January 31,
     2003.  If such  expenses had not been  voluntarily absorbed, ratio of expenses to average net assets would have been 1.16% for Class A and 1.27% for Class B, and ratio of net investment  loss to average net assets would have been (0.01%) for Class A and (0.13%) for Class B.

(g)  Annualized

(h)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended July 31, 2002.

FINANCIAL HIGHLIGHTS

VALUE EQUITY FUND -- CLASS C
------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS                                 PERIOD
                                                 ENDED                                  ENDED
                                            JANUARY 31        YEAR ENDED JULY 31      JULY 31
------------------------------------------------------------------------------------------------
                                                  2003         2002         2001         2000(a)
                                             UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning of Period        $  15.89     $  20.82     $  24.90     $  24.72
================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                      0.02        (0.02)       (0.06)       (0.06)
Net Gains or (Losses) on Securities (Both
  Realized and Unrealized)                       (0.93)       (4.24)       (0.14)        0.45
================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (0.91)       (4.26)       (0.20)        0.39
================================================================================================
LESS DIVIDENDS AND DISTRIBUTIONS                  0.02         0.67         3.88         0.21
================================================================================================
Net Asset Value -- End of Period              $  14.96     $  15.89     $  20.82     $  24.90
================================================================================================

TOTAL RETURN(c)                                 (5.80%)(d)  (20.98%)      (0.49%)       1.52%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)    $ 1,138      $ 1,684      $  1,024     $     96
Ratio of Expenses to Average Net Assets(e)(f)   1.03%(d)     2.05%         2.04%        2.13%(g)
Ratio of Net Investment Income (Loss) to
  Average  Net Assets(f)                        0.10%(d)    (0.12%)       (0.23%)      (0.49%)(g)
Portfolio Turnover Rate                           26%(d)       43%           54%          67%(h)

(a)  From February 15, 2000, since inception of Class, to July 31, 2000.

(b)  The per share  information was computed based on average shares for the six months ended
     January 31, 2003 and the years ended July 31, 2002 and 2001.

(c)  The applicable CDSC are not included in the Total Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f)  Various expenses of the Class were voluntarily  absorbed by IFG for the six months ended
     January 31, 2003,  the years ended July 31, 2002 and 2001 and the period ended July 31, 2000.
     If such  expenses had not been  voluntarily absorbed,  ratio of expenses  to average net assets would have been 1.66%, 2.79%,  2.29%  and  2.22%  (annualized), respectively, and ratio of net investment  loss to average net assets  would have been  (0.53%),  (0.86%), (0.48%)% and (0.58%)
     (annualized), respectively.

(g)  Annualized

(h)  Portfolio  Turnover is  calculated at the Fund level.  Represents  the year ended July 31, 2000.

[INVESCO ICON] INVESCO(R)

1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-6-INVESCO
invescofunds.com

INVESCO Distributors, Inc.,(SM)  Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.


SEQ 900440  2/03

                                                                     APPENDIX IV

                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS*
             OF INVESCO GROWTH FUND INTO AIM LARGE CAP GROWTH FUND
                                  APRIL 30,2003
                                   (UNAUDITED)

                  SHARES                                                                               MARKET VALUE
----------------------------------------------                                           ------------------------------------------
                      AIM        AIM LARGE CAP                                                              AIM       AIM LARGE CAP
     INVESCO       LARGE CAP     GROWTH FUND                                                INVESCO       LARGE CAP    GROWTH FUND
     GROWTH         GROWTH        PRO FORMA                                                  GROWTH        GROWTH       PRO FORMA
      FUND           FUND         COMBINING                                                   FUND          FUND        COMBINING
                                               COMMON STOCKS & OTHER EQUITY
                                               INTERESTS--96.84%

                                               AEROSPACE & DEFENSE--2.27%

   101,900          --         101,900         Lockheed Martin Corp.                     $ 5,100,095    $        --     $ 5,100,095
-----------------------------------------------------------------------------------------------------------------------------------
   152,900      26,200         179,100         United Technologies Corp.                   9,450,749      1,619,422      11,070,171
===================================================================================================================================
                                                                                          14,550,844      1,619,422      16,170,266
===================================================================================================================================

                                               AIRLINES--0.24%

        --      42,600          42,600         Ryanair Holdings PLC-ADR (Ireland)(a)              --      1,689,942       1,689,942
===================================================================================================================================

                                               ALUMINUM--0.58%

   179,200          --         179,200         Alcoa Inc.                                  4,109,056             --       4,109,056
===================================================================================================================================

                                               APPAREL RETAIL--0.47%

        --      99,000          99,000         Gap, Inc. (The)                                --          1,646,370       1,646,370
-----------------------------------------------------------------------------------------------------------------------------------
        --      86,500          86,500         TJX Cos., Inc. (The)                           --          1,665,125       1,665,125
===================================================================================================================================
                                                                                              --          3,311,495       3,311,495
===================================================================================================================================

                                               APPLICATION SOFTWARE--3.49%

   485,550          --         485,550         BEA Systems, Inc.(a)                        5,200,240             --       5,200,240
-----------------------------------------------------------------------------------------------------------------------------------
        --      37,300          37,300         Electronic Arts Inc.(a)                            --      2,210,771       2,210,771
-----------------------------------------------------------------------------------------------------------------------------------
   168,400          --         168,400         Mercury Interactive Corp.(a)                5,715,496             --       5,715,496
-----------------------------------------------------------------------------------------------------------------------------------
   130,900          --         130,900         SAP AG (Germany)(a)                         3,339,259             --       3,339,259
-----------------------------------------------------------------------------------------------------------------------------------
   291,500          --         291,500         Software HOLDRs Trust                       8,348,560             --       8,348,560
===================================================================================================================================
                                                                                          22,603,555      2,210,771      24,814,326
===================================================================================================================================

                                               BANKS--4.61%

   135,300      35,000         170,300         Bank of America Corp.                      10,018,965      2,591,750      12,610,715
-----------------------------------------------------------------------------------------------------------------------------------
        --      55,350          55,350         Charter One Financial, Inc.                        --      1,607,918       1,607,918
-----------------------------------------------------------------------------------------------------------------------------------
        --      50,400          50,400         First Tennessee National Corp.                     --      2,207,520       2,207,520
-----------------------------------------------------------------------------------------------------------------------------------
        --      52,100          52,100         Southtrust Corp.                                   --      1,399,458       1,399,458
-----------------------------------------------------------------------------------------------------------------------------------
        --      69,900          69,900         U.S. Bancorp                                       --      1,548,285       1,548,285
-----------------------------------------------------------------------------------------------------------------------------------
        --      51,700          51,700         Washington Mutual, Inc.                            --      2,042,150       2,042,150
-----------------------------------------------------------------------------------------------------------------------------------
   204,100      31,300         235,400         Wells Fargo & Co.                           9,849,866      1,510,538      11,360,404
===================================================================================================================================
                                                                                          19,868,831     12,907,619      32,776,450
===================================================================================================================================

                                               BIOTECHNOLOGY--5.01%

   187,100      94,000         281,100         Amgen Inc.(a)                              11,471,101      5,763,140      17,234,241
-----------------------------------------------------------------------------------------------------------------------------------
    81,600          --          81,600         Biotech HOLDRs Trust                        8,298,720             --       8,298,720
-----------------------------------------------------------------------------------------------------------------------------------
        --      40,300          40,300         Genetech, Inc.(a)                                  --      1,530,997       1,530,997
-----------------------------------------------------------------------------------------------------------------------------------
   185,900          --         185,900         Gilead Sciences, Inc.(a)                    8,577,426             --       8,577,426
===================================================================================================================================
                                                                                          28,347,247      7,294,137      35,641,384
===================================================================================================================================

                                               BREWERS--1.25%

   118,700      59,500         178,200         Anheuser-Busch Cos., Inc.                   5,920,756      2,967,860       8,888,616
===================================================================================================================================

                                               BROADCASTING & Cable TV--1.31%

   310,670          --         310,670         EchoStar Communications Corp.-Class A(a)    9,307,673             --       9,307,673
===================================================================================================================================

                                               CASINOS & GAMBLING--0.38%

        --      31,300          31,300         International Game Technology(a)                   --      2,701,190       2,701,190
===================================================================================================================================

                                               CATALOG RETAIL--0.30%

        --      72,500          72,500         USA Interactive(a)                                 --      2,171,375       2,171,375
===================================================================================================================================

                                               COMPUTER & ELECTRONICS RETAIL--0.28%

        --      57,000          57,000         Best Buy Co., Inc.(a)                              --      1,971,060       1,971,060
===================================================================================================================================

                  SHARES                                                                               MARKET VALUE
----------------------------------------------                                           ------------------------------------------
                      AIM        AIM LARGE CAP                                                              AIM       AIM LARGE CAP
     INVESCO       LARGE CAP     GROWTH FUND                                                INVESCO       LARGE CAP    GROWTH FUND
     GROWTH         GROWTH        PRO FORMA                                                  GROWTH        GROWTH       PRO FORMA
      FUND           FUND         COMBINING                                                   FUND          FUND        COMBINING
                                               COMPUTER HARDWARE--1.51%

         --         263,900         263,900    Dell Computer Corp.(a)                    $        --    $ 7,629,349     $ 7,629,349
-----------------------------------------------------------------------------------------------------------------------------------
         --          36,500          36,500    International Business Machines Corp.              --      3,098,850       3,098,850
===================================================================================================================================
                                                                                                  --     10,728,199      10,728,199
===================================================================================================================================

                                               COMPUTER STORAGE & PERIPHERALS--0.75%

         --         273,000         273,000    EMC Corp.(a)                                       --      2,481,570       2,481,570
-----------------------------------------------------------------------------------------------------------------------------------
         --          38,600          38,600    Lexmark International, Inc.(a)                     --      2,876,086       2,876,086
===================================================================================================================================
                                                                                                  --      5,357,656       5,357,656
===================================================================================================================================

                                               DATA PROCESSING SERVICES--2.66%

    137,800         106,600         244,400    First Data Corp.                            5,405,894      4,181,918       9,587,812
-----------------------------------------------------------------------------------------------------------------------------------
    242,000              --         242,000    Fiserv, Inc.(a)                             7,124,480             --       7,124,480
-----------------------------------------------------------------------------------------------------------------------------------
         --          69,600          69,600    Paychex, Inc.                                      --      2,167,344       2,167,344
===================================================================================================================================
                                                                                          12,530,374      6,349,262      18,879,636
===================================================================================================================================

                                               DEPARTMENT STORES--0.45%

     55,800              --          55,800    Kohl's Corp.(a)                             3,169,440             --       3,169,440
===================================================================================================================================

                                               DIVERSIFIED COMMERCIAL SERVICES--0.52%

         --          67,800          67,800    Apollo Group, Inc.-Class A(a)                      --      3,674,692       3,674,692
===================================================================================================================================

                                               DIVERSIFIED FINANCIAL SERVICES--6.67%

    122,800          57,800         180,600    American Express Co.                        4,649,208      2,188,308       6,837,516
-----------------------------------------------------------------------------------------------------------------------------------
    501,621          52,000         553,621    Citigroup Inc.                             19,688,624      2,041,000      21,729,624
-----------------------------------------------------------------------------------------------------------------------------------
         --          28,100          28,100    Fannie Mae                                         --      2,034,159       2,034,159
-----------------------------------------------------------------------------------------------------------------------------------
    342,200              --         342,200    J.P. Morgan Chase & Co.                    10,043,570             --      10,043,570
-----------------------------------------------------------------------------------------------------------------------------------
         --          32,000          32,000    Moody's Corp.                                      --      1,545,280       1,545,280
-----------------------------------------------------------------------------------------------------------------------------------
         --          46,900          46,900    SLM Corp.                                          --      5,252,800       5,252,800
===================================================================================================================================
                                                                                          34,381,402     13,061,547      47,442,949
===================================================================================================================================

                                               FOOTWEAR--0.29%

         --          38,300          38,300    NIKE, Inc.-Class B                                 --      2,050,199       2,050,199
===================================================================================================================================

                                               GENERAL MERCHANDISE STORES--3.00%

    232,300              --         232,300    Target Corp.                                7,768,112             --       7,768,112
-----------------------------------------------------------------------------------------------------------------------------------
    201,200          39,100         240,300    Wal-Mart Stores, Inc.                      11,331,584      2,202,112      13,533,696
===================================================================================================================================
                                                                                          19,099,696      2,202,112      21,301,808
===================================================================================================================================

                                               HEALTH CARE EQUIPMENT--4.45%

         --         104,300         104,300    Becton, Dickinson & Co.                            --      3,692,220       3,692,220
-----------------------------------------------------------------------------------------------------------------------------------
    148,100              --         148,100    Biomet, Inc.                                4,511,126             --       4,511,126
-----------------------------------------------------------------------------------------------------------------------------------
     52,200          91,400         143,600    Boston Scientific Corp.(a)                  2,247,210      3,934,770       6,181,980
-----------------------------------------------------------------------------------------------------------------------------------
    103,500          45,100         148,600    Medtronic, Inc.                             4,941,090      2,153,074       7,094,164
-----------------------------------------------------------------------------------------------------------------------------------
         --          60,200          60,200    St. Jude Medical, Inc.(a)                          --      3,158,092       3,158,092
-----------------------------------------------------------------------------------------------------------------------------------
         --          39,600          39,600    Stryker Corp.                                      --      2,653,596       2,653,596
-----------------------------------------------------------------------------------------------------------------------------------
         --          92,800          92,800    Zimmer Holdings, Inc.(a)                           --      4,352,320       4,352,320
===================================================================================================================================
                                                                                          11,699,426     19,944,072      31,643,498
===================================================================================================================================

                                               HEALTH CARE SUPPLIES--0.46%

         --          73,700          73,700    Alcon, Inc. (Switzerland)(a)                       --      3,246,485       3,246,485
===================================================================================================================================

                                               HOME IMPROVEMENT RETAIL--0.20%

         --          32,700          32,700    Lowe's Cos., Inc.                                  --      1,435,203       1,435,203
===================================================================================================================================

                                               HOUSEHOLD PRODUCTS--1.72%

         --          66,800          66,800    Clorox Co. (The)                                   --      3,020,696       3,020,696
-----------------------------------------------------------------------------------------------------------------------------------
         --          55,500          55,500    Colgate-Palmolive Co.                              --      3,172,935       3,172,935
-----------------------------------------------------------------------------------------------------------------------------------
         --          66,800          66,800    Procter & Gamble Co. (The)                         --      6,001,980       6,001,980
===================================================================================================================================
                                                                                                  --     12,195,611      12,195,611
===================================================================================================================================

                                               HOUSEWARES & SPECIALTIES--0.26%

         --          38,600          38,600    Fortune Brands, Inc.                               --      1,868,240       1,868,240
===================================================================================================================================

                  SHARES                                                                               MARKET VALUE
----------------------------------------------                                           ------------------------------------------
                      AIM        AIM LARGE CAP                                                              AIM       AIM LARGE CAP
     INVESCO       LARGE CAP     GROWTH FUND                                                INVESCO       LARGE CAP    GROWTH FUND
     GROWTH         GROWTH        PRO FORMA                                                  GROWTH        GROWTH        PRO FORMA
      FUND           FUND         COMBINING                                                   FUND          FUND        COMBINING

                                               INDUSTRIAL CONGLOMERATES--1.97%

    476,590              --         476,590    General Electric Co.                       $14,035,575    $       --     $14,035,575
===================================================================================================================================

                                               INDUSTRIAL MACHINERY--2.03%

     80,800              --          80,800    Danaher Corp.                                5,573,584            --       5,573,584
-----------------------------------------------------------------------------------------------------------------------------------
     52,900              --          52,900    Illinois Tool Works Inc.                     3,384,542            --       3,384,542
-----------------------------------------------------------------------------------------------------------------------------------
    162,700              --         162,700    SPX Corp.(a)                                 5,499,260            --       5,499,260
===================================================================================================================================
                                                                                           14,457,386            --      14,457,386
===================================================================================================================================

                                               INTEGRATED OIL & GAS--1.33%

    268,000              --         268,000    Exxon Mobil Corp.                            9,433,600            --       9,433,600
===================================================================================================================================

                                               INTERNET RETAIL--0.80%

         --          88,600          88,600    Amazon.com, Inc.(a)                                 --     2,540,162       2,540,162
-----------------------------------------------------------------------------------------------------------------------------------
         --          34,300          34,300    eBay Inc.(a)                                        --     3,182,011       3,182,011
===================================================================================================================================
                                                                                                   --     5,722,173       5,722,173
===================================================================================================================================

                                               INTERNET SOFTWARE & SERVICES--0.33%

         --          95,900          95,900    Yahoo! Inc.(a)                                      --     2,376,402       2,376,402
===================================================================================================================================

                                               INVESTMENT BANKING & BROKERAGE--1.30%

     50,000              --          50,000    Goldman Sachs Group, Inc. (The)              3,795,000            --       3,795,000
-----------------------------------------------------------------------------------------------------------------------------------
    133,000              --         133,000    Merrill Lynch & Co., Inc.                    5,459,650            --       5,459,650
===================================================================================================================================
                                                                                            9,254,650            --       9,254,650
===================================================================================================================================

                                               IT CONSULTING & OTHER SERVICES--0.92%

                                               Affiliated Computer Services,
    137,300              --         137,300    Inc.-Class A(a)                              6,549,210            --       6,549,210
===================================================================================================================================

                                               LEISURE PRODUCTS--0.41%

         --         132,800         132,800    Mattel, Inc.                                        --     2,887,072       2,887,072
===================================================================================================================================

                                               LIFE & HEALTH INSURANCE--0.46%

         --         100,700         100,700    AFLAC Inc.                                          --     3,293,897       3,293,897
===================================================================================================================================

                                               MANAGED HEALTH CARE--0.79%

         --          23,200          23,200    Anthem, Inc.(a)                                     --     1,592,448       1,592,448
-----------------------------------------------------------------------------------------------------------------------------------
         --          43,600          43,600    UnitedHealth Group Inc.                             --     4,016,868       4,016,868
===================================================================================================================================
                                                                                                   --     5,609,316       5,609,316
===================================================================================================================================

                                               MOVIES & ENTERTAINMENT--1.58%

    348,700              --         348,700    AOL Time Warner Inc.(a)                      4,770,216            --       4,770,216
-----------------------------------------------------------------------------------------------------------------------------------
         --          62,200          62,200    Fox Entertainment Group, Inc.-Class A(a)            --     1,579,880       1,579,880
-----------------------------------------------------------------------------------------------------------------------------------
    112,700              --         112,700    Viacom Inc.-Class B(a)                       4,892,307            --       4,892,307
===================================================================================================================================
                                                                                            9,662,523     1,579,880      11,242,403
===================================================================================================================================

                                               MULTI-LINE INSURANCE--0.99%

    121,300              --         121,300    American International Group, Inc.           7,029,335            --       7,029,335
===================================================================================================================================

                                               MUTUAL FUNDS--2.07%

     66,000              --          66,000    DIAMONDS Trust - Series I                    5,600,760            --       5,600,760
-----------------------------------------------------------------------------------------------------------------------------------
    331,300              --         331,300    Nasdaq-100 Index Tracking Stock(a)           9,094,185            --       9,094,185
===================================================================================================================================
                                                                                           14,694,945            --      14,694,945
===================================================================================================================================

                                               NETWORKING EQUIPMENT--2.54%

    756,540         442,200       1,198,740    Cisco Systems, Inc.(a)                      11,378,362     6,650,688      18,029,050
===================================================================================================================================

                                               OFFICE ELECTRONICS--0.29%

         --          51,000          51,000    Canon Inc. (Japan)                                  --     2,067,712       2,067,712
===================================================================================================================================

                                               OIL & GAS EQUIPMENT & SERVICES--0.71%

                                               Weatherford International Ltd.
    124,700              --         124,700    (Bermuda)(a)                                 5,016,681            --       5,016,681
===================================================================================================================================

                                               OIL & GAS EXPLORATION &
                                               PRODUCTION--0.64%

     78,855              --          78,855    Apache Corp.                                 4,514,449            --       4,514,449
===================================================================================================================================

                  SHARES                                                                               MARKET VALUE
----------------------------------------------                                           ------------------------------------------
                      AIM        AIM LARGE CAP                                                              AIM       AIM LARGE CAP
     INVESCO       LARGE CAP     GROWTH FUND                                                INVESCO       LARGE CAP    GROWTH FUND
     GROWTH         GROWTH        PRO FORMA                                                  GROWTH        GROWTH        PRO FORMA
      FUND           FUND         COMBINING                                                   FUND          FUND        COMBINING
                                               PAPER PRODUCTS--0.82%

    163,500              --          163,500   International Paper Co.                    $ 5,845,125   $        --     $ 5,845,125
===================================================================================================================================

                                               PERSONAL PRODUCTS--0.45%

         --          55,300           55,300   Avon Products, Inc.                                 --     3,216,801       3,216,801
===================================================================================================================================

                                               PHARMACEUTICALS--13.26%

    185,300              --          185,300   Abbott Laboratories                          7,528,739            --       7,528,739
-----------------------------------------------------------------------------------------------------------------------------------
         --          49,000           49,000   Allergan, Inc.                                      --     3,442,250       3,442,250
-----------------------------------------------------------------------------------------------------------------------------------
         --          31,000           31,000   Forest Laboratories, Inc.(a)                        --     1,603,320       1,603,320
-----------------------------------------------------------------------------------------------------------------------------------
    243,400         167,900          411,300   Johnson & Johnson                           13,718,024     9,462,844      23,180,868
-----------------------------------------------------------------------------------------------------------------------------------
    136,600              --          136,600   Merck & Co. Inc.                             7,947,388            --       7,947,388
-----------------------------------------------------------------------------------------------------------------------------------
         --          69,900           69,900   Mylan Laboratories Inc.                             --     1,976,073       1,976,073
-----------------------------------------------------------------------------------------------------------------------------------
    601,000         299,300          900,300   Pfizer Inc.                                 18,480,750     9,203,475      27,684,225
-----------------------------------------------------------------------------------------------------------------------------------
                                               Teva Pharmaceutical Industries Ltd.
     93,800          94,000          187,800   -ADR (Israel)                                4,380,460     4,389,800       8,770,260
-----------------------------------------------------------------------------------------------------------------------------------
    226,800          52,000          278,800   Wyeth                                        9,872,604     2,263,560      12,136,164
===================================================================================================================================
                                                                                           61,927,965    32,341,322      94,269,287
===================================================================================================================================

                                               PROPERTY & CASUALTY INSURANCE--0.54%

         --          32,400           32,400   Ambac Financial Group, Inc.                         --     1,890,540       1,890,540
-----------------------------------------------------------------------------------------------------------------------------------
         --          29,200           29,200   Progressive Corp. (The)                             --     1,985,600       1,985,600
===================================================================================================================================
                                                                                                   --     3,876,140       3,876,140
===================================================================================================================================

                                               RAILROADS--0.52%

    175,000              --          175,000   Norfolk Southern Corp.                       3,711,750           --        3,711,750
===================================================================================================================================

                                               RESTAURANTS--0.20%

         --          59,500           59,500   Starbucks Corp.(a)                                  --     1,397,655       1,397,655
===================================================================================================================================

                                               SEMICONDUCTOR EQUIPMENT--1.48%

     462,540         99,000          561,540   Applied Materials, Inc.(a)                   6,753,084     1,445,400       8,198,484
-----------------------------------------------------------------------------------------------------------------------------------
      82,700             --           82,700   Novellus Systems, Inc.(a)                    2,318,908            --       2,318,908
===================================================================================================================================
                                                                                            9,071,992     1,445,400      10,517,392
===================================================================================================================================

                                               SEMICONDUCTORS--5.39%

          --         135,800         135,800   Altera Corp.(a)                                     --     2,146,998       2,146,998
-----------------------------------------------------------------------------------------------------------------------------------
          --          58,400          58,400   Analog Devices, Inc.(a)                             --     1,934,208       1,934,208
-----------------------------------------------------------------------------------------------------------------------------------
     690,700         102,000         792,700   Intel Corp.                                 12,708,880     1,876,800      14,585,680
-----------------------------------------------------------------------------------------------------------------------------------
          --         105,900         105,900   Linear Technology Corp.                             --     3,650,373       3,650,373
-----------------------------------------------------------------------------------------------------------------------------------
     130,200              --         130,200   Semiconductor HOLDRs Trust                   3,435,978            --       3,435,978
-----------------------------------------------------------------------------------------------------------------------------------
     453,080          53,100         506,180   Texas Instruments Inc.                       8,377,449       981,819       9,359,268
-----------------------------------------------------------------------------------------------------------------------------------
          --         118,800         118,800   Xilinx, Inc.(a)                                     --     3,215,916       3,215,916
===================================================================================================================================
                                                                                           24,522,307    13,806,114      38,328,421
===================================================================================================================================

                                               SOFT DRINKS--0.76%

      55,300              --          55,300   Coca-Cola Co. (The)                          2,234,120            --       2,234,120
-----------------------------------------------------------------------------------------------------------------------------------
          --          73,000          73,000   PepsiCo, Inc.                                       --     3,159,440       3,159,440
===================================================================================================================================
                                                                                            2,234,120     3,159,440       5,393,560
===================================================================================================================================

                                               SPECIALTY STORES--1.07%

          --          30,300          30,300   AutoZone, Inc.(a)                                   --     2,448,543       2,448,543
-----------------------------------------------------------------------------------------------------------------------------------
          --          38,500          38,500   Bed Bath & Beyond Inc.(a)                           --     1,521,135       1,521,135
-----------------------------------------------------------------------------------------------------------------------------------
          --         189,800         189,800   Staples, Inc.(a)                                    --     3,613,792       3,613,792
===================================================================================================================================
                                                                                                   --     7,583,470       7,583,470
===================================================================================================================================

                                               SYSTEMS SOFTWARE--8.98%

          --          57,500          57,500   Adobe Systems Inc.                                  --     1,987,200       1,987,200
-----------------------------------------------------------------------------------------------------------------------------------
     995,680         500,600       1,496,280   Microsoft Corp.                             25,459,538    12,800,342      38,259,880
-----------------------------------------------------------------------------------------------------------------------------------
     532,645         355,600         888,245   Oracle Corp.(a)                              6,327,823     4,224,528      10,552,351
-----------------------------------------------------------------------------------------------------------------------------------
     109,400          44,900         154,300   Symantec Corp.(a)                            4,808,130     1,973,355       6,781,485
-----------------------------------------------------------------------------------------------------------------------------------
     215,600          69,000         284,600   VERITAS Software Corp.(a)                    4,745,356     1,518,690       6,264,046
===================================================================================================================================
                                                                                           41,340,847    22,504,115      63,844,962
===================================================================================================================================

                                               TELECOMMUNICATIONS EQUIPMENT--0.23%

          --         100,000         100,000   Nokia Oyj-ADR (Finland)                             --     1,657,000       1,657,000
===================================================================================================================================

                  SHARES                                                                               MARKET VALUE
----------------------------------------------                                           ------------------------------------------
                      AIM        AIM LARGE CAP                                                              AIM       AIM LARGE CAP
     INVESCO       LARGE CAP     GROWTH FUND                                                INVESCO       LARGE CAP    GROWTH FUND
     GROWTH         GROWTH        PRO FORMA                                                  GROWTH        GROWTH        PRO FORMA
      FUND           FUND         COMBINING                                                   FUND          FUND        COMBINING


                                               WIRELESS TELECOMMUNICATION SERVICES--0.85%

     220,300         186,400        406,700    Nextel Communications, Inc.-Class A (a)   $  3,258,237  $  2,756,856    $  6,015,093
===================================================================================================================================

                                               Total Common Stocks & Other Equity
                                               Interests (Cost $650,890,787)              443,527,359   244,889,602     688,416,961
===================================================================================================================================


              PRINCIPAL AMOUNT
----------------------------------------------
                      AIM        AIM LARGE CAP
     INVESCO       LARGE CAP     GROWTH FUND
     GROWTH         GROWTH        PRO FORMA
      FUND           FUND         COMBINING
                                               REPURCHASE AGREEMENTS--0.12%

                                               State Street Bank & Trust 1.26%,
$    861,000      $       --     $   861,000   05/01/03 (Cost $861,000)(b)                    861,000            --         861,000
===================================================================================================================================

                                               SHORT TERM COMMERCIAL PAPER--1.83%

 13,000,000               --      13,000,000   American General Finance 1.32%,
                                               05/01/03 (Cost $13,000,000)(c)              13,000,000            --      13,000,000
===================================================================================================================================

                   SHARES
----------------------------------------------
                      AIM        AIM LARGE CAP
     INVESCO       LARGE CAP     GROWTH FUND
     GROWTH         GROWTH        PRO FORMA
      FUND           FUND         COMBINING
                                                           MONEY MARKET FUNDS--1.38%

          --       4,912,665       4,912,665   STIC Liquid Assets Portfolio(d)                     --     4,912,665       4,912,665
-----------------------------------------------------------------------------------------------------------------------------------
          --       4,912,665       4,912,665   STIC Prime Portfolio(d)                             --     4,912,665       4,912,665
===================================================================================================================================
                                               Total Money Market Funds
                                               (Cost $9,825,330)                                   --     9,825,330       9,825,330
===================================================================================================================================
                                               TOTAL INVESTMENTS--100.17%
                                               (excluding investments purchased
                                               with cash collateral from securities
                                               loaned)(Cost $674,577,117)                 457,388,359   254,714,932     712,103,291
===================================================================================================================================

                                               INVESTMENTS PURCHASED WITH CASH
                                               COLLATERAL FROM SECURITIES LOANED

                                               MONEY MARKET FUNDS--3.12%

                                               INVESCO Money Market Reserve Fund
   9,803,189              --       9,803,189   - Treasurer Series(d)(e)                     9,803,189            --       9,803,189
-----------------------------------------------------------------------------------------------------------------------------------
          --      12,397,069      12,397,069   STIC Liquid Assets Portfolio(d)(e)                  --    12,397,069      12,397,069
-----------------------------------------------------------------------------------------------------------------------------------
                                               Total Money Market Funds (purchased
                                               with cash collateral from securities
                                               loaned) (Cost $22,200,258)                   9,803,189    12,397,069      22,200,258
===================================================================================================================================
                                               TOTAL INVESTMENTS--103.29%
                                               (Cost $696,777,375)                        467,191,548   267,112,001     734,303,549
===================================================================================================================================
                                               OTHER ASSETS LESS LIABILITIES--(3.29%)     (12,332,055)  (11,084,971)    (23,417,026)
===================================================================================================================================
                                               NET ASSETS--100.00%                       $454,859,493  $256,027,030    $710,886,523
===================================================================================================================================

Investment Abbreviations:

ADR -- American Depositary Receipt

HOLDRs -- Holding Company Depository Receipts

Notes to Pro Forma Combining Schedule of Investments:

(a) Non-income producing security.

(b) Repurchase agreement entered into 04/30/03 with a maturing value of $861,030 and collateralized by U.S. Government Obligations.

(c) Security is traded on discount basis. The interest rate shown represents the discount rate at the time of purchase by INVESCO Growth Fund.

(d) STIC Liquid Assets Portfolio and STIC Prime Portfolio are affiliated with AIM Large Cap Growth Fund by having the same investment advisor. INVESCO Money Market Reserve Fund is affiliated with INVESCO Growth Fund by having the same investment advisor.

(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

* As of 4/30/03, all of the securities held by the INVESCO Growth Fund would comply with the compliance guidelines and/or investment restrictions of the AIM Large Cap Growth Fund.

See Accompanying Notes to Pro Form Combining Financial Statements.

              PRO FORM COMBINING STATEMENT OF ASSETS & LIABILITIES
              OF INVESCO GROWTH FUND INTO AIM LARGE CAP GROWTH FUND
                                 APRIL 30, 2003
                                   (UNAUDITED)

                                                                         AIM                            AIM LARGE CAP
                                                       INVESCO         LARGE CAP                         GROWTH FUND
                                                       GROWTH           GROWTH                             PRO FORMA
                                                        FUND             FUND          ADJUSTMENTS        COMBINING
                                                    ----------------------------------------------------------------
ASSETS:
Investments, at market value*                       $467,191,548     $267,112,001     $         --      $734,303,549
(cost $447,678,426 - INVESCO Growth Fund)
(cost $249,098,949 - AIM Large Cap Growth Fund)
(cost $696,777,375 - Pro Forma combining)
--------------------------------------------------------------------------------------------------------------------
Foreign currencies, at value                                  --               78               --                78
(cost $0 - INVESCO Growth Fund)
(cost $74 - AIM Large Cap Growth Fund)
(cost $74 - Pro Forma combining)
--------------------------------------------------------------------------------------------------------------------
Receivables for:
   Investments sold                                    5,615,705        9,270,283               --        14,885,988
--------------------------------------------------------------------------------------------------------------------
   Fund shares sold                                      642,552          885,394               --         1,527,946
--------------------------------------------------------------------------------------------------------------------
   Dividends and interest                                125,519          114,490               --           240,009
--------------------------------------------------------------------------------------------------------------------
   Due from advisor                                           --               --          562,750           562,750
--------------------------------------------------------------------------------------------------------------------
Investment for deferred compensation plan                 49,831           20,227               --            70,058
--------------------------------------------------------------------------------------------------------------------
Other assets                                              35,347           27,047               --            62,394
====================================================================================================================
          Total assets                               473,660,502      277,429,520          562,750       751,652,772
====================================================================================================================

LIABILITIES:
Payables for:
   Amount due custodian                                   66,924               --               --            66,924
--------------------------------------------------------------------------------------------------------------------
   Investments purchased                               8,162,506        7,951,836               --        16,114,342
--------------------------------------------------------------------------------------------------------------------
   Fund shares reacquired                                557,070          551,821               --         1,108,891
--------------------------------------------------------------------------------------------------------------------
   Deferred  compensation plan                            49,831           20,227               --            70,058
--------------------------------------------------------------------------------------------------------------------
   Collateral upon return of securities loaned         9,803,189       12,397,069               --        22,200,258
--------------------------------------------------------------------------------------------------------------------
Accrued distribution fees                                 92,771          207,508               --           300,279
--------------------------------------------------------------------------------------------------------------------
Accrued trustees' fees                                     2,041              848               --             2,889
--------------------------------------------------------------------------------------------------------------------
Accrued transfer agent fees                                   --          199,222               --           199,222
--------------------------------------------------------------------------------------------------------------------
Accrued merger expenses                                       --               --          562,750           562,750
--------------------------------------------------------------------------------------------------------------------
Accrued operating expenses                                66,677           73,959               --           140,636
====================================================================================================================
          Total liabilities                           18,801,009       21,402,490          562,750        40,766,249
====================================================================================================================
Net assets applicable to shares outstanding         $454,859,493     $256,027,030     $         --      $710,886,523
====================================================================================================================

NET ASSETS:
Class A                                             $  1,200,120     $113,361,183     $  1,775,994      $116,337,297
====================================================================================================================
Class B                                             $     41,054     $105,786,416     $         --      $105,827,470
====================================================================================================================
Class C                                             $  2,695,376     $ 36,086,004     $         --      $ 38,781,380
====================================================================================================================
Class R                                             $         --     $    793,427     $         --      $    793,427
====================================================================================================================
Class K                                             $  1,775,994     $         --     $ (1,775,994)     $         --
====================================================================================================================
Investor Class                                      $449,146,949     $         --     $         --      $449,146,949
====================================================================================================================

SHARES OUTSTANDING, $.01 PAR VALUE
   PER SHARE (INVESCO GROWTH FUND):
SHARES OUTSTANDING, $0.001 PAR VALUE
   PER SHARE (AIM LARGE CAP GROWTH FUND):
Class A                                                  746,242       15,143,765          397,288        15,541,053
====================================================================================================================
Class B                                                   25,551       14,520,472            5,643        14,526,115
====================================================================================================================
Class C                                                1,714,673        4,950,139          369,278         5,319,417
====================================================================================================================
Class R                                                       --          105,949               --           105,949
====================================================================================================================
Class K                                                1,198,812               --               --                --
====================================================================================================================
Investor Class                                       277,123,968               --       59,938,695        59,938,695
====================================================================================================================

Class A:
   Net asset value per share                        $       1.61     $       7.49     $         --      $       7.49
--------------------------------------------------------------------------------------------------------------------
   Offering price per share:
     (Net asset value of $1.61 / 94.50% -
        INVESCO Growth Fund)
     (Net asset value of $7.49 / 94.50% -
        AIM Large Cap Growth Fund)                  $       1.70     $       7.93     $         --      $       7.93
====================================================================================================================
Class B:
   Net asset value and offering price per share     $       1.61     $       7.29     $         --      $       7.29
====================================================================================================================
Class C:
   Net asset value and offering price per share     $       1.57     $       7.29     $         --      $       7.29
====================================================================================================================
Class R:
   Net asset value and offering price per share     $         --     $       7.49     $         --      $       7.49
====================================================================================================================
Class K:
   Net asset value and offering price per share     $       1.48     $         --     $         --      $         --
====================================================================================================================
Investor Class:
   Net asset value and offering price per share     $       1.62     $         --     $         --      $       7.49
====================================================================================================================

* At April 30, 2003, securities with an aggregate market value of $9,279,225 and $11,793,927 were on loan to brokers for INVESCO Growth Fund and AIM Large Cap Growth Fund, respectively.


SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
              OF INVESCO GROWTH FUND INTO AIM LARGE CAP GROWTH FUND
                        FOR THE YEAR ENDED APRIL 30, 2003
                                   (UNAUDITED)

                                                                            AIM                              AIM LARGE CAP
                                                       INVESCO            LARGE CAP                            GROWTH FUND
                                                       GROWTH              GROWTH                              PRO FORMA
                                                        FUND                FUND          ADJUSTMENTS          COMBINING
                                                    ----------------------------------------------------------------------

INVESTMENT INCOME:
Dividends                                           $   4,974,932      $   1,943,863      $          --      $   6,918,795
(net of foreign withholding tax of $18,464 -
    INVESCO Growth Fund)
(net of foreign withholding tax of $26,889 -
    AIM Large Cap Growth Fund)
(net of foreign withholding tax of $45,353 -
    Pro Forma Combining)
--------------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                   --            184,477                 --            184,477
--------------------------------------------------------------------------------------------------------------------------
Interest                                                  410,546             23,727                 --            434,273
--------------------------------------------------------------------------------------------------------------------------
Security lending income                                    19,785              6,059                 --             25,844
==========================================================================================================================
            Total investment income                     5,405,263          2,158,126                 --          7,563,389
==========================================================================================================================

EXPENSES:
Advisory fees                                           2,980,775          1,917,153            846,643          5,744,571
--------------------------------------------------------------------------------------------------------------------------
Administrative services fees                              239,636             66,430           (111,315)           194,751
--------------------------------------------------------------------------------------------------------------------------
Custodian fees                                             91,588             55,524                 --            147,112
--------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class A                                1,078            385,326              9,194            395,598
--------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class B                                  384          1,067,953                 --          1,068,337
--------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class C                               34,534            385,471                 --            420,005
--------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class R                                   --              1,026                 --              1,026
--------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class K                               11,821                 --            (11,821)                --
--------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Investor Class                     1,259,688                 --                 --          1,259,688
--------------------------------------------------------------------------------------------------------------------------
Interest expense                                              598                 --                 --                598
--------------------------------------------------------------------------------------------------------------------------
Registration fees                                         223,006             74,875                 --            297,881
--------------------------------------------------------------------------------------------------------------------------
Reports to shareholders                                   667,804            112,819           (382,182)           398,441
--------------------------------------------------------------------------------------------------------------------------
Professional fees                                          58,834             30,108            (28,667)            60,275
--------------------------------------------------------------------------------------------------------------------------
Transfer agent fees                                     3,844,224          1,463,671           (546,550)         4,761,345
--------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                             46,958             10,023                 --             56,981
--------------------------------------------------------------------------------------------------------------------------
Other                                                      29,361             20,317                 --             49,678
==========================================================================================================================
            Total expenses                              9,490,289          5,590,696           (224,698)        14,856,287
==========================================================================================================================
Less: Fees waived                                         (75,668)            (2,715)            75,668             (2,715)
--------------------------------------------------------------------------------------------------------------------------
            Expenses paid indirectly                      (76,597)            (4,927)                --            (81,524)
==========================================================================================================================
            Net expenses                                9,338,024          5,583,054           (149,030)        14,772,048
==========================================================================================================================
Net investment income (loss)                           (3,932,761)        (3,424,928)           149,030         (7,208,659)
==========================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
   INVESTMENT SECURITIES, FOREIGN CURRENCIES,
   FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
   Investment securities                             (170,906,178)       (74,088,882)                --       (244,995,060)
--------------------------------------------------------------------------------------------------------------------------
   Foreign currencies                                          --           (109,556)                --           (109,556)
--------------------------------------------------------------------------------------------------------------------------
   Futures contracts                                           --         (2,129,999)                --         (2,129,999)
--------------------------------------------------------------------------------------------------------------------------
   Option contracts written                                    --             34,439                 --             34,439
==========================================================================================================================
                                                     (170,906,178)       (76,293,998)                --       (247,200,176)
==========================================================================================================================

Change in net unrealized appreciation of:
   Investment securities                                6,663,583         29,984,370                 --         36,647,953
--------------------------------------------------------------------------------------------------------------------------
   Foreign currencies                                          --                397                 --                397
--------------------------------------------------------------------------------------------------------------------------
   Futures contracts                                           --            467,675                 --            467,675
==========================================================================================================================
                                                        6,663,583         29,984,767                 --         37,116,025
==========================================================================================================================

Net gain (loss) from investment
securities, foreign currencies,
futures contracts and option contracts:              (164,242,595)       (46,309,231)                --       (210,084,151)
==========================================================================================================================
Net increase (decrease) in net
assets resulting from operations                    $(168,175,356)     $ (49,734,159)     $     149,030      $(217,292,810)
==========================================================================================================================


SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
              OF INVESCO GROWTH FUND INTO AIM LARGE CAP GROWTH FUND
                                 APRIL 30, 2003
                                   (UNAUDITED)


NOTE 1 - BASIS OF PRO FORMA PRESENTATION


The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") between AIM Large Cap Growth Fund and INVESCO Growth Fund and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Agreement and Plan would be accomplished by an exchange of shares of AIM Large Cap Growth Fund for the net assets of INVESCO Growth Fund and the distribution of AIM Large Cap Growth Fund shares to INVESCO Growth Fund shareholders. If the Agreement and Plan were to have taken place at April 30, 2003, INVESCO Growth Fund Class A shareholders would have received 160,407 shares of AIM Large Cap Growth Fund - Class A shares, INVESCO Growth Fund Class B shareholders would have received 5,643 shares of AIM Large Cap Growth Fund - Class B shares, INVESCO Growth Fund Class C shareholders would have received 369,278 shares of AIM Large Cap Growth Fund - Class C shares, INVESCO Growth Fund Class K shareholders would have received 236,881 shares of AIM Large Cap Growth Fund - Class A shares, and INVESCO Growth Fund Investor Class shareholders would have received 59,938,695 shares of AIM Large Cap Growth Fund - Investor Class shares.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Under the terms of the investment advisory agreement of AIM Large Cap Growth Fund, the advisory fees based on pro forma combined assets for the year ended April 30, 2003 were $5,744,571. The pro forma advisory fees were adjusted to reflect the advisory fee rates in effect for AIM Large Cap Growth Fund. Correspondingly the advisory fee waivers have been adjusted to reflect the termination of the INVESCO Growth Fund expense limitations.

(b) Pursuant to a master administrative services agreement for AIM Large Cap Growth Fund, fees calculated on pro forma combined assets for the year ended April 30, 2003 were $194,751. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for AIM Large Cap Growth Fund.

(c) Pursuant to the terms of a master distribution agreement for Class A shares of AIM Large Cap Growth Fund, the Fund pays AIM Distributors, Inc. a fee calculated at 0.35% of the average daily net assets of Class A shares. The Class A distribution fees on the pro forma combined assets for the year ended April 30, 2003 were $395,598 after the reorganization of Class K shares of INVESCO Growth Fund into Class A shares of AIM Large Cap Growth Fund. The distribution fees were adjusted to reflect the distribution rate paid in accordance with AIM Large Cap Growth Fund's Class A distribution agreement.

(d) Reports to shareholders were reduced by $382,182 to eliminate the effects of duplicative fixed costs of production of reports to shareholders.

(e) Professional fees were reduced by $28,667 to eliminate the effects of duplicative fixed costs of professional services fees.

(f) Transfer agency fees were reduced by $546,550 to reflect the fees on the pro forma combined open accounts under the transfer agency and service agreement for AIM Large Cap Growth Fund.


NOTE 3 - MERGER COSTS

Merger costs related to the Agreement and Plan are estimated at approximately $562,750 and because these are non recurring costs they have not been included in the unaudited pro forma statement of operations. These costs represent the estimated expense of INVESCO Growth Fund carrying out its obligations under the Agreement and Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. INVESCO Funds Group, Inc. has agreed to pay 100% of these costs.

                                                                      APPENDIX V


                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS*
        OF INVESCO VALUE EQUITY FUND INTO AIM LARGE CAP BASIC VALUE FUND
                                 APRIL 30, 2003
                                   (UNAUDITED)


                  SHARES                                                                               MARKET VALUE
-------------------------------------------                                              ------------------------------------------
                  AIM        AIM LARGE CAP                                                                 AIM       AIM LARGE CAP
  INVESCO      LARGE CAP   BASIC VALUE FUND                                                INVESCO      LARGE CAP  BASIC VALUE FUND
VALUE EQUITY  BASIC VALUE     PRO FORMA                                                  VALUE EQUITY  BASIC VALUE     PRO FORMA
    FUND         FUND        COMBINING                                                       FUND         FUND         COMBINING
                                             DOMESTIC COMMON STOCKS--
                                             85.11%

                                             ADVERTISING--3.33%

        --     347,500         347,500       Interpublic Group of Cos., Inc. (The)(a)    $        --    $ 3,961,500     $ 3,961,500
-----------------------------------------------------------------------------------------------------------------------------------
        --      87,300          87,300       Omnicom Group Inc.                                   --      5,403,870       5,403,870
===================================================================================================================================
                                                                                                  --      9,365,370       9,365,370
===================================================================================================================================

                                             AEROSPACE & DEFENSE--2.02%

        --     138,600         138,600       Honeywell International Inc.                         --      3,270,960       3,270,960
------------------------------------------------------------------------------------------------------------------------------------
    11,100          --          11,100       L-3 Communications Holdings, Inc.(a)            492,840             --         492,840
------------------------------------------------------------------------------------------------------------------------------------
    20,000          --          20,000       Lockheed Martin Corp.                         1,001,000             --       1,001,000
------------------------------------------------------------------------------------------------------------------------------------
    15,000          --          15,000       United Technologies Corp.                       927,150             --         927,150
===================================================================================================================================
                                                                                           2,420,990      3,270,960       5,691,950
===================================================================================================================================

                                             ALUMINUM--0.47%

    58,000          --          58,000       Alcoa Inc.                                    1,329,940             --       1,329,940
===================================================================================================================================

                                             APPAREL RETAIL--2.12%

        --     359,100         359,100       Gap, Inc. (The)                                      --      5,971,833       5,971,833
===================================================================================================================================


                                             BANKS--8.14%

    34,864      60,900          95,764       Bank of America Corp.                         2,581,679      4,509,645       7,091,324
------------------------------------------------------------------------------------------------------------------------------------
        --     163,000         163,000       Bank of New York Co., Inc. (The)                     --      4,311,350       4,311,350
------------------------------------------------------------------------------------------------------------------------------------
    40,800     105,000         145,800       Bank One Corp.                                1,470,840      3,785,250       5,256,090
------------------------------------------------------------------------------------------------------------------------------------
    65,300          --          65,300       Mellon Financial Corp.                        1,727,185             --       1,727,185
------------------------------------------------------------------------------------------------------------------------------------
    45,400          --          45,400       Wachovia Corp.                                1,734,734             --       1,734,734
------------------------------------------------------------------------------------------------------------------------------------
    58,100          --          58,100       Wells Fargo & Co.                             2,803,906             --       2,803,906
===================================================================================================================================
                                                                                          10,318,344     12,606,245      22,924,589
===================================================================================================================================

                                             BREWERS--0.75%

    42,500          --          42,500       Anheuser-Busch Cos., Inc.                     2,119,900             --       2,119,900
===================================================================================================================================


                                             BUILDING PRODUCTS--1.65%

        --     219,800         219,800       Masco Corp.                                          --      4,631,186       4,631,186
===================================================================================================================================


                  SHARES                                                                               MARKET VALUE
-------------------------------------------                                              ------------------------------------------
                  AIM        AIM LARGE CAP                                                                 AIM       AIM LARGE CAP
  INVESCO      LARGE CAP   BASIC VALUE FUND                                                INVESCO      LARGE CAP  BASIC VALUE FUND
VALUE EQUITY  BASIC VALUE     PRO FORMA                                                  VALUE EQUITY  BASIC VALUE     PRO FORMA
    FUND         FUND        COMBINING                                                       FUND         FUND         COMBINING

                                             COMPUTER HARDWARE--1.04%

    88,100          --          88,100       Hewlett-Packard Co.                         $ 1,436,030    $        --     $ 1,436,030
-----------------------------------------------------------------------------------------------------------------------------------
    17,700          --          17,700       International Business Machines Corp.         1,502,730             --       1,502,730
===================================================================================================================================
                                                                                           2,938,760             --       2,938,760
===================================================================================================================================

                                             CONSTRUCTION, FARM MACHINERY &
                                             HEAVY TRUCKS--0.97%

      --        62,200          62,200       Deere & Co.                                          --      2,738,666       2,738,666
===================================================================================================================================

                                             DATA PROCESSING SERVICES--2.92%

      --       215,300         215,300       Ceridian Corp.(a)                                    --      3,003,435       3,003,435
-----------------------------------------------------------------------------------------------------------------------------------
      --       133,200         133,200       First Data Corp.                                     --      5,225,436       5,225,436
===================================================================================================================================
                                                                                                  --      8,228,871       8,228,871
===================================================================================================================================

                                             DIVERSIFIED CHEMICALS--0.72%

    35,000          --          35,000       Dow Chemical Co. (The)                        1,142,400            --        1,142,400
  ---------------------------------------------------------------------------------------------------------------------------------
    49,300          --          49,300       Olin Corp.                                      893,316            --          893,316
===================================================================================================================================
                                                                                           2,035,716            --        2,035,716
===================================================================================================================================

                                             DIVERSIFIED COMMERCIAL SERVICES--2.59%

        --     322,000         322,000       Cendant Corp.(a)                                     --      4,598,160       4,598,160
-----------------------------------------------------------------------------------------------------------------------------------
        --      69,700          69,700       H&R Block, Inc.                                      --      2,691,814       2,691,814
===================================================================================================================================
                                                                                                  --      7,289,974       7,289,974
===================================================================================================================================


                                             DIVERSIFIED FINANCIAL SERVICES--13.59%

    79,026     185,293         264,319       Citigroup Inc.                                3,101,770      7,272,751      10,374,521
-----------------------------------------------------------------------------------------------------------------------------------
        --     117,900         117,900       Freddie Mac                                          --      6,826,410       6,826,410
-----------------------------------------------------------------------------------------------------------------------------------
    58,800     152,000         210,800       J.P. Morgan Chase & Co.                       1,725,780      4,461,200       6,186,980
-----------------------------------------------------------------------------------------------------------------------------------
    66,300          --          66,300       Janus Capital Group Inc.                        921,570             --         921,570
-----------------------------------------------------------------------------------------------------------------------------------
    43,200          --          43,200       Lehman Brothers Holdings Inc.                 2,720,304             --       2,720,304
-----------------------------------------------------------------------------------------------------------------------------------
    55,000     104,000         159,000       Merrill Lynch & Co., Inc.                     2,257,750      4,269,200       6,526,950
-----------------------------------------------------------------------------------------------------------------------------------
        --     105,000         105,000       Morgan Stanley                                       --      4,698,750       4,698,750
===================================================================================================================================
                                                                                          10,727,174     27,528,311      38,255,485
===================================================================================================================================

                                             ELECTRIC UTILITIES--1.09%

    19,400          --          19,400       Dominion Resources, Inc.                      1,148,092             --       1,148,092
-----------------------------------------------------------------------------------------------------------------------------------
    17,000          --          17,000       FPL Group, Inc.                               1,034,790             --       1,034,790
-----------------------------------------------------------------------------------------------------------------------------------
    47,000          --          47,000       NiSource Inc.                                   888,300             --         888,300
===================================================================================================================================
                                                                                           3,071,182             --       3,071,182
===================================================================================================================================

                  SHARES                                                                               MARKET VALUE
-------------------------------------------                                              ------------------------------------------
                  AIM        AIM LARGE CAP                                                                 AIM       AIM LARGE CAP
  INVESCO      LARGE CAP   BASIC VALUE FUND                                                INVESCO      LARGE CAP  BASIC VALUE FUND
VALUE EQUITY  BASIC VALUE     PRO FORMA                                                  VALUE EQUITY  BASIC VALUE     PRO FORMA
    FUND         FUND        COMBINING                                                       FUND         FUND         COMBINING

                                             ELECTRICAL COMPONENTS & EQUIPMENT--0.32%

   27,000          --            27,000      SPX Corp.(a)                                $   912,600    $        --     $   912,600
===================================================================================================================================


                                             ENVIRONMENTAL SERVICES--2.35%

    50,900     253,750           304,650     Waste Management, Inc.                        1,105,548      5,511,450       6,616,998
===================================================================================================================================


                                             FOOD RETAIL--2.29%

        --     289,100           289,100     Kroger Co. (The)(a)                                  --      4,134,130       4,134,130
-----------------------------------------------------------------------------------------------------------------------------------
        --     139,000           139,000     Safeway Inc.(a)                                      --      2,310,180       2,310,180
===================================================================================================================================
                                                                                                  --      6,444,310       6,444,310
===================================================================================================================================


                                             GENERAL MERCHANDISE STORES--2.39%

    52,000     149,100           201,100     Target Corp.                                  1,738,880      4,985,904       6,724,784
===================================================================================================================================


                                             HEALTH CARE DISTRIBUTORS & SERVICES--1.48%

        --     150,000           150,000     McKesson Corp.                                       --      4,161,000       4,161,000
===================================================================================================================================


                                             HEALTH CARE FACILITIES--1.45%

        --      47,000            47,000     HCA Inc.                                             --      1,508,700       1,508,700
-----------------------------------------------------------------------------------------------------------------------------------
        --     174,000           174,000     Tenet Healthcare Corp.(a)                            --      2,582,160       2,582,160
===================================================================================================================================
                                                                                                  --      4,090,860       4,090,860
===================================================================================================================================


                                             HOUSEHOLD PRODUCTS--0.29%

     9,000          --             9,000     Procter & Gamble Co. (The)                      808,650             --         808,650
===================================================================================================================================


                                             INDUSTRIAL CONGLOMERATES--2.13%

    70,700     133,000           203,700     General Electric Co.                          2,082,115      3,916,850       5,998,965
===================================================================================================================================


                                             INDUSTRIAL GAS--0.44%

    21,100          --            21,100     Praxair, Inc.                                 1,225,488             --       1,225,488
===================================================================================================================================


                                             INDUSTRIAL MACHINERY--2.95%

    17,000          --            17,000     Danaher Corp.                                 1,172,660             --       1,172,660
-----------------------------------------------------------------------------------------------------------------------------------
    22,515      60,600            83,115     Illinois Tool Works Inc.                      1,440,510      3,877,188       5,317,698
-----------------------------------------------------------------------------------------------------------------------------------
    15,600          --            15,600     ITT Industries Inc.                             909,480             --         909,480
-----------------------------------------------------------------------------------------------------------------------------------
    50,400          --            50,400     Timken Co. (The)                                892,080             --         892,080
===================================================================================================================================
                                                                                           4,414,730      3,877,188       8,291,918
===================================================================================================================================

                  SHARES                                                                               MARKET VALUE
-------------------------------------------                                              ------------------------------------------
                  AIM        AIM LARGE CAP                                                                 AIM       AIM LARGE CAP
  INVESCO      LARGE CAP   BASIC VALUE FUND                                                INVESCO      LARGE CAP  BASIC VALUE FUND
VALUE EQUITY  BASIC VALUE     PRO FORMA                                                  VALUE EQUITY  BASIC VALUE     PRO FORMA
    FUND         FUND        COMBINING                                                       FUND         FUND         COMBINING

                                             INSURANCE BROKERS--1.69%

    52,700      47,100            99,800     Marsh & McLennan Cos., Inc.                 $ 2,512,736    $ 2,245,728     $ 4,758,464
===================================================================================================================================


                                             INTEGRATED OIL & GAS--0.95%

    75,600          --            75,600     Exxon Mobil Corp.                             2,661,120             --       2,661,120
===================================================================================================================================


                                             INTEGRATED TELECOMMUNICATION SERVICES--1.63%

    50,000          --            50,000     BellSouth Corp.                               1,274,500             --       1,274,500
-----------------------------------------------------------------------------------------------------------------------------------
    57,602          --            57,602     SBC Communications Inc.                       1,345,583             --       1,345,583
-----------------------------------------------------------------------------------------------------------------------------------
    52,500          --            52,500     Verizon Communications Inc.                   1,962,450             --       1,962,450
===================================================================================================================================
                                                                                           4,582,533             --       4,582,533
===================================================================================================================================


                                             IT CONSULTING & SERVICES--0.54%

    47,100          --            47,100     Accenture Ltd.-Class A(a)                       754,542             --         754,542
-----------------------------------------------------------------------------------------------------------------------------------
    39,900          --            39,900     Veridian Corp.(a)                               757,701             --         757,701
===================================================================================================================================
                                                                                           1,512,243             --       1,512,243
===================================================================================================================================


                                             LIFE & HEALTH INSURANCE--1.08%

        --      95,000            95,000     Prudential Financial, Inc.                           --      3,037,150       3,037,150
===================================================================================================================================


                                             MANAGED HEALTH CARE--1.21%

        --      36,900            36,900     UnitedHealth Group Inc.                              --      3,399,597       3,399,597
===================================================================================================================================


                                             MOVIES & ENTERTAINMENT--2.10%

        --     316,800           316,800     Walt Disney Co. (The)                                --      5,911,488       5,911,488
===================================================================================================================================


                                             MULTI-LINE INSURANCE--0.20%

     9,700          --             9,700     American International Group, Inc.              562,115             --         562,115
===================================================================================================================================


                                             OIL & GAS DRILLING--1.25%

        --     139,000           139,000     ENSCO International Inc.                             --      3,530,600       3,530,600
===================================================================================================================================


                                             OIL & GAS EXPLORATION & PRODUCTION--0.46

    30,400          --            30,400     Kerr-McGee Corp.                              1,280,144             --       1,280,144
  ==================================================================================================================================

                  SHARES                                                                               MARKET VALUE
-------------------------------------------                                              ------------------------------------------
                  AIM        AIM LARGE CAP                                                                 AIM       AIM LARGE CAP
  INVESCO      LARGE CAP   BASIC VALUE FUND                                                INVESCO      LARGE CAP  BASIC VALUE FUND
VALUE EQUITY  BASIC VALUE     PRO FORMA                                                  VALUE EQUITY  BASIC VALUE     PRO FORMA
    FUND         FUND        COMBINING                                                       FUND         FUND         COMBINING


                                             PAPER PRODUCTS--0.68%

    29,000          --            29,000     Bowater Inc.                                $ 1,128,970    $        --     $ 1,128,970
-----------------------------------------------------------------------------------------------------------------------------------
    21,600          --            21,600     International Paper Co.                         772,200             --         772,200
===================================================================================================================================
                                                                                           1,901,170             --       1,901,170
===================================================================================================================================


                                             PACKAGED FOODS & MEATS--1.08%

    34,100          --            34,100     H.J. Heinz Co.                                1,018,908             --       1,018,908
-----------------------------------------------------------------------------------------------------------------------------------
    14,500          --            14,500     Hershey Foods Corp.                             946,125             --         946,125
-----------------------------------------------------------------------------------------------------------------------------------
    32,900          --            32,900     Kellogg Co.                                   1,077,146             --       1,077,146
===================================================================================================================================
                                                                                           3,042,179             --       3,042,179
===================================================================================================================================


                                             PHARMACEUTICALS--5.54%

    41,600          --            41,600     Bristol-Myers Squibb Co.                      1,062,464             --       1,062,464
-----------------------------------------------------------------------------------------------------------------------------------
    16,000          --            16,000     Eli Lilly & Co.                               1,021,120             --       1,021,120
-----------------------------------------------------------------------------------------------------------------------------------
    39,200          --            39,200     Merck & Co. Inc.                              2,280,656             --       2,280,656
-----------------------------------------------------------------------------------------------------------------------------------
    88,480     110,399           198,879     Pfizer Inc.                                   2,720,760      3,394,769       6,115,529
-----------------------------------------------------------------------------------------------------------------------------------
        --     117,200           117,200     Wyeth                                                --      5,101,716       5,101,716
===================================================================================================================================
                                                                                           7,085,000      8,496,485      15,581,485
===================================================================================================================================

                                             PHOTOGRAPHIC PRODUCTS--0.98%

        --      92,100            92,100     Eastman Kodak Co.                                    --      2,754,711       2,754,711
===================================================================================================================================


                                             PROPERTY & CASUALTY INSURANCE--0.23%

    18,800          --            18,800     St. Paul Cos., Inc. (The)                       645,592             --         645,592
===================================================================================================================================


                                             PUBLISHING & PRINTING--1.29%

    17,500          --            17,500     Gannett Co., Inc.                             1,325,100             --       1,325,100
-----------------------------------------------------------------------------------------------------------------------------------
     6,900          --             6,900     Knight-Ridder, Inc.                             445,395             --         445,395
-----------------------------------------------------------------------------------------------------------------------------------
    32,000          --            32,000     McGraw-Hill Cos., Inc. (The)                  1,868,480             --       1,868,480
===================================================================================================================================
                                                                                           3,638,975             --       3,638,975
===================================================================================================================================


                                             RAILROADS--0.42%

    19,900          --            19,900     Union Pacific Corp.                           1,184,448             --       1,184,448
===================================================================================================================================


                                             REAL ESTATE INVESTMENT TRUSTS--0.16%

    15,400          --            15,400     iStar Financial Inc.                            460,922             --         460,922
===================================================================================================================================


                                             RESTAURANTS--0.35%

    57,200          --            57,200     McDonald's Corp.                                978,120             --         978,120
===================================================================================================================================

                  SHARES                                                                               MARKET VALUE
-------------------------------------------                                              ------------------------------------------
                  AIM        AIM LARGE CAP                                                                 AIM       AIM LARGE CAP
  INVESCO      LARGE CAP   BASIC VALUE FUND                                                INVESCO      LARGE CAP  BASIC VALUE FUND
VALUE EQUITY  BASIC VALUE     PRO FORMA                                                  VALUE EQUITY  BASIC VALUE     PRO FORMA
    FUND         FUND        COMBINING                                                       FUND         FUND         COMBINING

                                             SEMICONDUCTOR EQUIPMENT--2.16%

    41,500     375,000           416,500     Applied Materials, Inc.(a)                  $   605,900   $  5,475,000  $    6,080,900
===================================================================================================================================


                                             SEMICONDUCTORS--1.13%

     8,000          --             8,000     Analog Devices, Inc.(a)                         264,960             --         264,960
-----------------------------------------------------------------------------------------------------------------------------------
    75,300          --            75,300     Intel Corp.                                   1,385,520             --       1,385,520
-----------------------------------------------------------------------------------------------------------------------------------
    82,500          --            82,500     Texas Instruments Inc.                        1,525,425             --       1,525,425
===================================================================================================================================
                                                                                           3,175,905             --       3,175,905
===================================================================================================================================


                                             SYSTEMS SOFTWARE--1.78%

        --     308,500           308,500     Computer Associates International, Inc.             --       5,010,040       5,010,040
===================================================================================================================================


                                             TELECOMMUNICATIONS EQUIPMENT--0.71%

        --     252,500           252,500     Motorola, Inc.                                       --      1,997,275       1,997,275
===================================================================================================================================


                                             Total Domestic Common Stocks
                                             (Cost $247,174,314)                          83,079,119    156,477,052     239,556,171
===================================================================================================================================


                                             FOREIGN STOCKS & OTHER EQUITY
                                             INTERESTS--11.22%

                                             BERMUDA--3.80%

    43,600          --            43,600     Bunge Limited (Agricultural Products)         1,221,236             --       1,221,236
-----------------------------------------------------------------------------------------------------------------------------------
   191,400          --           191,400     Tsakos Energy Navigation Ltd. (Marine)        2,335,080             --       2,335,080
-----------------------------------------------------------------------------------------------------------------------------------
                                             Tyco International Ltd. (Industrial
        --     458,400           458,400     Conglomerates)                                       --      7,151,040       7,151,040
===================================================================================================================================
                                                                                           3,556,316      7,151,040      10,707,356
===================================================================================================================================


                                             CANADA--0.23%

                                             Potash Corp. of Saskatchewan Inc.
    10,700          --            10,700     (Specialty Chemicals)                           658,585             --         658,585
===================================================================================================================================


                                             CAYMAN ISLANDS--3.23%

        --     148,300           148,300     ACE Ltd. (Property & Casualty Insurance)             --      4,905,764       4,905,764
-----------------------------------------------------------------------------------------------------------------------------------
    11,600          --            11,600     Noble Corp. (Oil & Gas Drilling)(a)             359,020             --         359,020
-----------------------------------------------------------------------------------------------------------------------------------
        --     200,277           200,277     Transocean Inc. (Oil & Gas Drilling)                 --      3,815,277       3,815,277
===================================================================================================================================
                                                                                             359,020      8,721,041       9,080,061
===================================================================================================================================

                  SHARES                                                                               MARKET VALUE
-------------------------------------------                                              ------------------------------------------
                  AIM        AIM LARGE CAP                                                                 AIM       AIM LARGE CAP
  INVESCO      LARGE CAP   BASIC VALUE FUND                                                INVESCO      LARGE CAP  BASIC VALUE FUND
VALUE EQUITY  BASIC VALUE     PRO FORMA                                                  VALUE EQUITY  BASIC VALUE     PRO FORMA
    FUND         FUND        COMBINING                                                       FUND         FUND         COMBINING

                                             FINLAND--0.57%

                                             Nokia Oyj-ADR
    97,400          --            97,400     (Telecommunications Equipment)              $ 1,613,918    $        --  $    1,613,918
===================================================================================================================================


                                             NETHERLANDS--2.71%

                                             Koninklijke (Royal) Philips
                                             Electronics N.V.-New York Shares
        --     129,270           129,270     (Consumer Electronics)                               --      2,414,763       2,414,763
-----------------------------------------------------------------------------------------------------------------------------------
                                             Schlumberger Ltd. (Oil & Gas
        --     124,200           124,200     Equipment & Services)                                --      5,207,706       5,207,706
===================================================================================================================================
                                                                                                  --      7,622,469       7,622,469
===================================================================================================================================


                                             UNITED KINGDOM--0.68%

    49,300          --            49,300     BP PLC-ADR (Integrated Oil & Gas)             1,900,022             --       1,900,022
===================================================================================================================================

                                             Total Foreign Stocks & Other Equity
                                             Interests (Cost $41,364,950)                  8,087,861     23,494,550      31,582,411
===================================================================================================================================


                 PAR
-------------------------------------------

                                             REPURCHASE AGREEMENTS--1.24%

                                             State Street Bank & Trust Co.
$3,481,000   $      --       $ 3,481,000     1.26%, 05/01/03 (Cost $3,481,000)(b)          3,481,000             --       3,481,000
===================================================================================================================================


                  SHARES
-------------------------------------------

                                             MONEY MARKET FUNDS--2.51%

        --   3,536,898         3,536,898     STIC Liquid Assets Portfolio(c)                      --      3,536,898       3,536,898
-----------------------------------------------------------------------------------------------------------------------------------
        --   3,536,898         3,536,898     STIC Prime Portfolio(c)                              --      3,536,898       3,536,898
===================================================================================================================================
                                             Total Money Market Funds
                                             (Cost $7,073,796)                                    --      7,073,796       7,073,796
===================================================================================================================================

                                             TOTAL INVESTMENTS--100.08%
                                             (excluding investments purchased
                                             with cash collateral from securities
                                             loaned) (Cost $299,094,060)                  94,647,980    187,045,398     281,693,378
===================================================================================================================================

                  SHARES                                                                               MARKET VALUE
-------------------------------------------                                              ------------------------------------------
                  AIM        AIM LARGE CAP                                                                 AIM       AIM LARGE CAP
  INVESCO      LARGE CAP   BASIC VALUE FUND                                                INVESCO      LARGE CAP  BASIC VALUE FUND
VALUE EQUITY  BASIC VALUE     PRO FORMA                                                  VALUE EQUITY  BASIC VALUE     PRO FORMA
    FUND         FUND        COMBINING                                                       FUND         FUND         COMBINING

                                             INVESTMENTS PURCHASED WITH
                                             CASH COLLATERAL FROM SECURITIES
                                             LOANED

                                             MONEY MARKET FUNDS--0.05%

        --     150,000           150,000     STIC Liquid Assets Portfolio(c)(d)           $       --    $   150,000   $     150,000
===================================================================================================================================

                                             Total Money Market Funds
                                             (purchased with cash collateral from
                                             securities loaned) (Cost $150,000)                   --        150,000         150,000
===================================================================================================================================

                                             TOTAL INVESTMENTS--100.13%
                                             (Cost $299,244,060)                          94,647,980    187,195,398     281,843,378
===================================================================================================================================
                                             OTHER ASSETS LESS
                                             LIABILITIES--(0.13%)                             (2,401)      (363,544)       (365,945)
===================================================================================================================================
                                             NET ASSETS--100.00%                        $ 94,645,579    186,831,854   $ 281,477,433
===================================================================================================================================


Investment Abbreviations:

        ADR                            American Depositary Receipt


Notes to Pro Forma Combining Schedule of Investments:

         (a)      Non-income producing security.

         (b) Repurchase agreement entered into 04/30/03 with a maturing value of $3,481,122 and collateralized by U.S. Government obligations.

         (c) STIC Liquid Assets Portfolio, STIC Prime Portfolio and AIM Large Cap Basic Value Fund are affiliated by having the same investment advisor.

         (d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

         * As of 4/30/03, all of the securities held by the INVESCO Value Equity Fund would comply with the compliance guidelines and/or investment restrictions of the AIM Large Cap Basic Value Fund.


SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
        OF INVESCO VALUE EQUITY FUND INTO AIM LARGE CAP BASIC VALUE FUND
                                 APRIL 30, 2003
                                   (UNAUDITED)

                                                                                AIM                              AIM LARGE CAP
                                                             INVESCO          LARGE CAP                        BASIC VALUE FUND
                                                          VALUE EQUITY       BASIC VALUE                           PRO FORMA
                                                              FUND              FUND           ADJUSTMENTS         COMBINING
                                                         ----------------------------------------------------------------------
ASSETS:
Investments, at market value*                            $  94,647,980      $ 187,195,398      $          --      $ 281,843,378
(cost $90,340,508 - INVESCO Value Equity Fund)
(cost $208,903,552 - AIM Large Cap Basic Value Fund)
(cost $299,244,060 - Pro Forma Combining)
-------------------------------------------------------------------------------------------------------------------------------
Cash                                                               895                 --                 --                895
-------------------------------------------------------------------------------------------------------------------------------
Receivables for:
   Investments sold                                            228,739                 --                 --            228,739
-------------------------------------------------------------------------------------------------------------------------------
   Fund shares sold                                             14,442            447,490                 --            461,932
-------------------------------------------------------------------------------------------------------------------------------
   Dividends and interest                                      115,580            108,286                 --            223,866
-------------------------------------------------------------------------------------------------------------------------------
   Due from advisor                                                 --                 --             82,250             82,250
-------------------------------------------------------------------------------------------------------------------------------
Investment for deferred compensation plan                        4,735             16,310                 --             21,045
-------------------------------------------------------------------------------------------------------------------------------
Other assets                                                    31,297             35,201                 --             66,498
===============================================================================================================================
          Total assets                                      95,043,668        187,802,685             82,250        282,928,603
===============================================================================================================================

LIABILITIES:
Payables for:
   Fund shares reacquired                                      342,262            499,944                 --            842,206
-------------------------------------------------------------------------------------------------------------------------------
   Dividends                                                     3,739                 --                 --              3,739
-------------------------------------------------------------------------------------------------------------------------------
   Deferred  compensation plan                                   4,735             16,310                 --             21,045
-------------------------------------------------------------------------------------------------------------------------------
   Collateral upon return of securities loaned                      --            150,000                 --            150,000
-------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fees                                       20,007            176,166                 --            196,173
-------------------------------------------------------------------------------------------------------------------------------
Accrued directors' / trustees' fees                                950                967                 --              1,917
-------------------------------------------------------------------------------------------------------------------------------
Accrued merger costs                                                --                 --             82,250             82,250
-------------------------------------------------------------------------------------------------------------------------------
Accrued transfer agent fees                                         --             85,767                                85,767
-------------------------------------------------------------------------------------------------------------------------------
Accrued operating expenses                                      26,396             41,677                 --             68,073
===============================================================================================================================
          Total liabilities                                    398,089            970,831             82,250          1,451,170
===============================================================================================================================
Net assets applicable to shares outstanding              $  94,645,579      $ 186,831,854      $          --      $ 281,477,433
===============================================================================================================================

NET ASSETS:
Class A                                                  $     265,672      $  99,590,036      $          --      $  99,855,708
===============================================================================================================================
Class B                                                  $     298,794      $  64,419,202      $          --      $  64,717,996
===============================================================================================================================
Class C                                                  $   1,308,241      $  22,720,301      $          --      $  24,028,542
===============================================================================================================================
Class R                                                  $          --      $     102,315      $          --      $     102,315
===============================================================================================================================
Investor Class                                           $  92,772,872      $          --      $          --      $  92,772,872
===============================================================================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE
   PER SHARE (INVESCO VALUE EQUITY FUND):
SHARES OUTSTANDING, $0.001 PAR VALUE
   PER SHARE (AIM LARGE CAP BASIC VALUE FUND):
Class A                                                         16,677         10,395,007             27,731         10,422,738
===============================================================================================================================
Class B                                                         18,569          6,845,240             31,751          6,876,991
===============================================================================================================================
Class C                                                         82,702          2,414,684            139,038          2,553,722
===============================================================================================================================
Class R                                                             --             10,695                 --             10,695
===============================================================================================================================
Investor Class                                               5,748,876                 --          9,685,476          9,685,476
===============================================================================================================================

Class A:
   Net asset value per share                             $       15.93      $        9.58      $          --      $        9.58
-------------------------------------------------------------------------------------------------------------------------------
   Offering price per share:
     (Net asset value of $15.93 / 94.50% -
        INVESCO Value Equity Fund)
     (Net asset value of $9.58 / 94.50% -
        AIM Large Cap Basic Value Fund)
                                                         $       16.86      $       10.14      $          --      $       10.14
===============================================================================================================================
Class B:
   Net asset value and offering price per share          $       16.09      $        9.41      $          --      $        9.41
===============================================================================================================================
Class C:
   Net asset value and offering price per share          $       15.82      $        9.41      $          --      $        9.41
===============================================================================================================================
Class R:
   Net asset value and offering price per share          $          --      $        9.57      $          --      $        9.57
===============================================================================================================================
Investor Class:
   Net asset value and offering price per share          $       16.14      $          --      $          --      $        9.58
===============================================================================================================================


* At April 30, 2003, securities with an aggregate market value of $139,500 were on loan to brokers

SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
        OF INVESCO VALUE EQUITY FUND INTO AIM LARGE CAP BASIC VALUE FUND
                        FOR THE YEAR ENDED APRIL 30, 2003
                                   (UNAUDITED)

                                                                               AIM                           AIM LARGE CAP
                                                           INVESCO          LARGE CAP                       BASIC VALUE FUND
                                                         VALUE EQUITY      BASIC VALUE                         PRO FORMA
                                                              FUND             FUND          ADJUSTMENTS       COMBINING
                                                         ------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                $  2,413,165      $  2,813,126      $         --      $  5,226,291
(net of foreign withholding tax of $20,695
   - INVESCO Value Equity Fund)
(net of foreign withholding tax of $3,623
   - AIM Large Cap Basic Value Fund)
(net of foreign withholding tax of $24,318
   - Pro Forma Combining)
---------------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                      892           127,776                --           128,668
---------------------------------------------------------------------------------------------------------------------------
Interest                                                       81,239                48                --            81,287
---------------------------------------------------------------------------------------------------------------------------
Security lending income                                            --             1,456                --             1,456
===========================================================================================================================
Interest                                                    2,495,296         2,942,406                --         5,437,702
===========================================================================================================================

EXPENSES:
Advisory fees                                                 840,160         1,128,865          (170,634)        1,798,391
---------------------------------------------------------------------------------------------------------------------------
Administrative services fees                                   60,409            50,000            (9,054)          101,355
---------------------------------------------------------------------------------------------------------------------------
Custodian fees                                                 22,841            39,636                --            62,477
---------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class A                                      808           343,778                --           344,586
---------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class B                                    2,504           659,758                --           662,262
---------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class C                                   12,860           234,798                --           247,658
---------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Class R                                       --               164                --               164
---------------------------------------------------------------------------------------------------------------------------
Distribution fees -- Investor Class                           275,635                --                --           275,635
---------------------------------------------------------------------------------------------------------------------------
Interest Expenses                                               2,569                --                --             2,569
---------------------------------------------------------------------------------------------------------------------------
Reports to shareholders                                       124,382            72,599           (65,490)          131,491
---------------------------------------------------------------------------------------------------------------------------
Professional fees                                              31,571            27,896           (20,667)           38,800
---------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                   30,080            71,949                --           102,029
---------------------------------------------------------------------------------------------------------------------------
Directors' / trustees' fees                                    17,133             9,771           (12,247)           14,657
---------------------------------------------------------------------------------------------------------------------------
Transfer agent fees                                           677,332           628,804          (230,256)        1,075,880
---------------------------------------------------------------------------------------------------------------------------
Other                                                           8,894            14,635                --            23,529
===========================================================================================================================
       Total expenses                                       2,107,178         3,282,653          (508,348)        4,881,483
===========================================================================================================================
Less:  Fee waived                                            (640,267)           (1,597)          640,267            (1,597)
---------------------------------------------------------------------------------------------------------------------------
       Expenses paid indirectly                                  (196)           (3,350)               --            (3,546)
===========================================================================================================================
       Net expenses                                         1,466,715         3,277,706           131,919         4,876,340
===========================================================================================================================
Net investment income (loss)                                1,028,581          (335,300)         (131,919)          561,362
===========================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities        (9,476,564)      (22,385,418)               --       (31,861,982)
---------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation)
   of investment securities                               (13,806,932)      (26,633,109)               --       (40,440,041)
===========================================================================================================================
Net gain (loss) from investment securities                (23,283,496)      (49,018,527)               --       (72,302,023)
===========================================================================================================================
Net increase (decrease) in net assets resulting
   from operations                                       $(22,254,915)     $(49,353,827)     $   (131,919)     $(71,740,661)
===========================================================================================================================

SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

               NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
        OF INVESCO VALUE EQUITY FUND INTO AIM LARGE CAP BASIC VALUE FUND
                                 APRIL 30, 2003
                                   (UNAUDITED)


NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") between AIM Large Cap Basic Value Fund and INVESCO Value Equity Fund and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Agreement and Plan would be accomplished by an exchange of shares of AIM Large Cap Basic Value Fund for the net assets of INVESCO Value Equity Fund and the distribution of AIM Large Cap Basic Value Fund shares to INVESCO Value Equity Fund shareholders. If the Agreement and Plan were to have taken place at April 30, 2003, INVESCO Value Equity Fund - Class A shareholders would have received 27,731 shares of AIM Large Cap Basic Value Fund - Class A shares, INVESCO Value Equity Fund - Class B shareholders would have received 31,751 shares of AIM Large Cap Basic Value Fund - Class B shares, INVESCO Value Equity Fund - Class C shareholders would have received 139,038 shares of AIM Large Cap Basic Value Fund - Class C shares and INVESCO Value Equity Fund - Investor Class shareholders would have received 9,685,476 shares of AIM Large Cap Basic Value Fund - Investor Class shares.


NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Under the terms of the investment advisory agreement of AIM Large Cap Basic Value Fund, the advisory fees based on pro forma combined assets for the year ended April 30, 2003 were $1,798,391. The advisory fees were adjusted to reflect the advisory fee rates in effect for AIM Large Cap Basic Value Fund. Correspondingly, the advisory fee waivers have been adjusted to reflect the termination of the INVESCO Value Equity Fund expense limitations.

(b) Pursuant to the master administrative services agreement for AIM Large Cap Basic Value Fund, fees paid on pro forma combined assets for the year ended April 30, 2003 were $101,355. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for the AIM Large Cap Basic Value Fund.

(c) Reports to shareholders were reduced by $65,490 to eliminate the effects of duplicative fixed costs of production of reports to shareholders.

(d) Professional fees were reduced by $20,667 to eliminate the effects of duplicative fixed costs of professional services fees.

(e) Directors' / trustees' fees have been reduced to reflect the governance of the pro forma combined entity.

(f) Transfer agency fees were reduced by $230,256 to reflect the fees on the pro forma combined number of open accounts under the transfer agency and service agreement for AIM Large Cap Basic Value Fund.


NOTE 3 - MERGER COSTS

Merger costs related to the Agreement and Plan are estimated at approximately $82,250 and because these are non recurring costs they have not been included in the unaudited pro forma statement of operations. These costs represent the estimated expense of INVESCO Value Equity Fund carrying out its obligation under the Agreement and Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. INVESCO Funds Group, Inc. has agreed to pay 100% of these costs.

PART C.  OTHER INFORMATION

Item 15                Indemnification

                 The Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard to duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Statutory Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.

                 A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund & Investment Advisory Professional and Directors & Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

                 Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

                 Section 10 of the Sub-Advisory Agreement between AIM and A I M Capital Management, Inc. and Section 11 of the Sub-Advisory Agreement between AIM and H.S. Dent Advisors, Inc., (collectively, the "Sub-Advisory Agreements") provide that the Sub-advisors shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Agreements relate except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-advisors in the performance by the Sub-advisors of their duties or from reckless disregard by the Sub-advisors of their obligations and duties under the Sub-Advisory Agreements.

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.               Exhibits.

1 (a)            -     (1) Amended and Restated Agreement and Declaration of
                       Trust of Registrant, dated May 15, 2002 was filed electronically as an Exhibit to Post-Effective Amendment
                       No. 2, filed on May 22, 2002, and is hereby incorporated by reference.

                 - (2) Amendment No. 1 dated June 11, 2002, to the Amended and Restated Agreement and Declaration of Trust of Registrant, dated May 15, 2002 was filed electronically as an Exhibit to Post-Effective Amendment No. 73, filed on June 13, 2002, and is hereby incorporated by reference.

                 - (3) Amendment No. 2 dated February 6, 2003, to the Amended and Restated Declaration of Trust of Registrant, dated May 15, 2002, as amended June 11, 2002 was filed electronically as an Exhibit to Post-Effective Amendment No. 75, filed on February 24, 2003, and is hereby incorporated by reference.

                 - (4) Amendment No. 3, dated May 14, 2003, to the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002 was filed electronically as an Exhibit to Post-Effective Amendment No. 77, filed on July 7, 2003, and is hereby incorporated by reference.

2                -     Amended and Restated By-Laws of Registrant, adopted
                       effective May 15, 2002 was filed electronically as an Exhibit to Post-Effective Amendment No. 72, filed on
                       May 22, 2002, and is hereby incorporated by reference.

3                -     Voting Trust Agreements - None.

4 (a)            -     Form of Agreement and Plan of Reorganization by and
                       between the Registrant on behalf of AIM Large Cap Growth
                       Fund, INVESCO Stock Funds, Inc. on behalf of INVESCO
                       Growth Fund, A I M Advisors, Inc. and INVESCO Funds
                       Group, Inc. is attached as Appendix I to the Combined
                       Proxy Statement and Prospectus contained in this Registration Statement.

  (b)            -     Form of Agreement and Plan of Reorganization by and
                       between the Registrant on behalf of AIM Blue Chip Fund, INVESCO Stock Funds, Inc. on behalf of INVESCO Growth &
                       Income Fund, A I M Advisors, Inc. and INVESCO Funds
                       Group, Inc. is attached as Appendix I to the Combined
                       Proxy Statement and Prospectus contained in this Registration Statement.

  (c)            -     Form of Agreement and Plan of Reorganization by and
                       between the Registrant on behalf of AIM Large Cap Basic
                       Value Fund, INVESCO Stock Funds, Inc. on behalf of

                       INVESCO Value Equity Fund, A I M Advisors, Inc. and INVESCO Funds Group, Inc. is attached Appendix I to the Combined Proxy Statement and Prospectus contained in this Registration Statement.

5                -     Articles II, VI, VII, VIII and IX of the Amended and
                       Restated Agreement and Declaration of Trust and Articles
                       IV, V and VI of the Amended and Restated Bylaws, attached as Exhibit 1 and 2, respectively, to this Registration
                       Statement, define the rights of holders of shares.

6 (a)            -     (1) Master Investment Advisory Agreement, dated June 21,
                       2000, between Registrant and A I M Advisors, Inc was filed electronically as an Exhibit to Post-Effective
                       Amendment No. 67, filed on February 23, 2001, and is hereby incorporated by reference.

                 - (2) Amendment No. 1, dated December 28, 2001, to Master Investment Advisory Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 71, filed on April 26, 2002, and is hereby incorporated by reference.

                 - (3) Amendment No. 2, dated August 29, 2002, to Master Investment Advisory Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 75, filed on February 24, 2003, and is hereby incorporated by reference.

                 - (4) Amendment No. 3, dated May 2, 2003 to Master Investment Advisory Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 77, filed on July 7, 2003, and is hereby incorporated by reference.

  (b)            -     Master Sub-Advisory Agreement, dated June 21, 2000,
                       between A I M Advisors, Inc. and A I M Capital
                       Management, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 67, filed on February 23,
                       2001, and is hereby incorporated by reference.

  (c)            -     Sub-Advisory Agreement, dated June 21, 2000, between
                       A I M Advisors, Inc. and H.S. Dent Advisors, Inc was filed electronically as an Exhibit to Post-Effective
                       Amendment No. 67, filed on February 23, 2001, and is hereby incorporated by reference.

7 (a)            -     (1) First Amended and Restated Master Distribution
                       Agreement, dated July 1, 2000 between Registrant (on behalf of its Class A and Class C shares) and A I M
                       Distributors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 67, filed on February 23,
                       2001, and is hereby incorporated by reference.

                 - (2) Amendment No. 1, dated November 28, 2000, to the First Amended and Restated Master Distribution Agreement dated July 1, 2000, between Registrant (on behalf of its Class A and Class C shares) and A I M Distributors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 67, filed on February 23, 2001, and is hereby incorporated by reference.

                 - (3) Amendment No. 2, dated December 28, 2001, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A and Class C shares) and A I M Distributors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 71, filed on April 26, 2002, and is hereby incorporated by reference.

                 - (4) Amendment No. 3, dated March 15, 2002, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A, Class C and Institutional Class shares) and A I M Distributors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 72, filed on May 22, 2002, and is hereby incorporated by reference.

                 - (5) Amendment No. 4, dated June 3, 2002, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A, Class C and Institutional Class shares) and A I M Distributors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 73, filed on June 13, 2002, and is hereby incorporated by reference.

                 - (6) Amendment No. 5, dated August 29, 2002, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A, Class C, Class R and Institutional Class shares) and
                       A I M Distributors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 75, filed on February 24, 2003, and is hereby incorporated by reference.

                 - (7) Amendment No. 6, dated May 2, 2003, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A, Class C, Class R and Institutional Class shares) and
                       A I M Distributors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 77, filed on July 7, 2003, and is hereby incorporated by reference.

                 -     (8) Form of Amendment No. 7. dated ______________, 2003,
                       to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A, Class C, Class R and Institutional Class Shares) and A I M Distributors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 77, filed on July 7, 2003, and is hereby incorporated by reference.

  (b)            -     (1) First Amended and Restated Master Distribution
                       Agreement, dated December 31, 2000, between Registrant
                       (on behalf of its Class B shares) and A I M Distributors,
                       Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 67, filed on February 23,
                       2001, and is hereby incorporated by reference.

                 - (2) Amendment No. 1, dated December 28, 2001, to the First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B shares) and A I M Distributors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 71, filed on April 26, 2002, and is hereby incorporated by reference.

                 -     (3) Amendment No. 2, dated August 29, 2002, to the
                       First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B shares) and A I M Distributors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 75, filed on February 24, 2003, and is hereby incorporated by reference.

                 - (4) Amendment No. 3, dated May 2, 2003, to the First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B shares) and A I M Distributors, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 77, filed on July 7, 2003, and is hereby incorporated by reference.

  (c)            -     Form of Selected Dealer Agreement between A I M
                       Distributors, Inc. and selected dealers was filed electronically as an Exhibit to Post-Effective Amendment
                       No. 68, filed on October 12, 2001, and is hereby incorporated by reference.

  (d)            -     Form of Bank Selling Group Agreement between A I M
                       Distributors, Inc. and banks was filed electronically as an Exhibit to Post-Effective Amendment No. 55, filed on
                       December 11, 1998, and is hereby incorporated by reference.

8 (a)            -     AIM Funds Retirement Plan for Eligible
                       Directors/Trustees, as restated October 1, 2001 was filed electronically as an Exhibit to Post-Effective Amendment
                       No. 70, filed on December 28, 2001, and is hereby incorporated by reference.

  (b)            -     Form of AIM Funds Director Deferred Compensation
                       Agreement as amended March 7, 2000, September 28, 2001, and September 26, 2002 was filed electronically as an Exhibit to Post-Effective Amendment No. 75, filed on
                       February 24, 2003, and is hereby incorporated by reference.

9 (a)            -     (1) Master Custodian Contract, dated May 1, 2000,
                       between Registrant and State Street Bank and Trust
                       Company was filed electronically as an Exhibit to Post-Effective Amendment No. 67, filed on February 23,
                       2001, and is hereby incorporated by reference.

                 - (2) Amendment, dated May 1, 2000 to the Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company was filed electronically as an Exhibit to Post-Effective Amendment No. 67, filed on February 23, 2001, and is hereby incorporated by reference.

                 - (3) Amendment, dated June 29, 2001, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company was filed electronically as an Exhibit to Post-Effective Amendment No. 70, filed on December 28, 2001, and is hereby incorporated by reference.

                 - (4) Amendment, dated April 2, 2002, to the Custodian Contract dated May 1, 2002 between Registrant and State Street Bank and Trust Company was filed electronically as an Exhibit to Post-Effective Amendment No. 72, filed on May 22, 2002, and is hereby incorporated by reference.

  (b)            -     (1) Subcustodian Agreement, dated September 9, 1994,
                       between Registrant, Texas Commerce Bank National
                       Association, State Street Bank and Trust Company and
                       A I M Fund Services, Inc was filed electronically as an
                       Exhibit to Post-Effective Amendment No. 44, filed on
                       February 24, 1995, and is hereby incorporated by reference.

                 - (2) Amendment No. 1, dated October 2, 1998, to Subcustodian Agreement between Registrant, Chase Bank of Texas, N.A. (formerly Texas Commerce Bank), State Street and Trust Company and A I M Fund Services, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 62, filed on January 6, 2000, and is hereby incorporated by reference.

                 - (3) Amendment No. 2, dated March 15, 2002, to the Subcustodian Agreement, dated September 9, 1994, as amended October 2, 1998 among JPMorgan Chase Bank (formerly known as Chase Bank of Texas, N.A.), State Street Bank and Trust Company and A I M Fund Services, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 76, filed on March 3, 2003, and is hereby incorporated by reference.

  (c)            -     Foreign Assets Delegation Agreement, dated June 29,
                       2001, between A I M Advisors, Inc. and Registrant was filed electronically as an Exhibit to Post-Effective
                       Amendment No. 70, filed on December 28, 2001, and is hereby incorporated by reference.

10(a)            -     (1) Second Amended and Restated Master Distribution
                       Plan, dated as of June 3, 2002, for the Class A, Class C and Class R shares was filed electronically as an Exhibit to Post-Effective Amendment No. 73, filed on
                       June 13, 2002, and is hereby incorporated by reference.

                 - (2) Amendment No. 1, dated August 29, 2002, to the Second Amended and Restated Master Distribution Plan, dated as of June 3, 2002, for the Class A, Class C and Class R shares was filed electronically as an Exhibit to Post-Effective Amendment No. 75, filed on February 24, 2003, and is hereby incorporated by reference.

                 - (3) Amendment No. 2, dated May 2, 2003, to the Second Amended and Restated Master Distribution Plan, dated as of June 3, 2002, for the Class A, Class C and Class R shares was filed electronically as an Exhibit to Post-Effective Amendment No. 77, filed on July 7, 2003, and is hereby incorporated by reference.

                 - (4) Form of Third Amended and Restated Master Distribution Plan, dated as of ____________, 2003, for the Class A, Class C, Class R and Investor Class Shares was filed electronically as an Exhibit to Post-Effective Amendment No. 77, filed on July 7, 2003, and is hereby incorporated by reference.

  (b)            -     (1) First Amended and Restated Master Distribution Plan,
                       dated December 31, 2000, for the Class B shares was filed electronically as an Exhibit to Post-Effective
                       Amendment No. 67, filed on February 23, 2001, and is hereby incorporated by reference.

                 - (2) Amendment No. 1, dated December 28, 2001, to Registrant's First Amended and Restated Master Distribution Plan, dated December 31, 2000, on behalf of its Class B shares was filed electronically as an Exhibit to Post-Effective Amendment No. 71, filed on April 26, 2002, and is hereby incorporated by reference.

                 - (3) Amendment No. 2, dated August 29, 2002, to the First Amended and Restated Master Distribution Plan, dated December 30, 2001, for the Class B shares was filed electronically as an Exhibit to Post-Effective Amendment No. 76, filed on March 3, 2003, and is hereby incorporated by reference.

                 - (4) Amendment No. 3, dated May 2, 2003, to the First Amended and Restated Master Distribution Plan, dated December 30, 2001, for the Class B shares was filed electronically as an Exhibit to Post-Effective Amendment No. 77, filed on July 7, 2003, and is hereby incorporated by reference.

  (c)            -     Form of Shareholder Service Agreement for Sale of Shares
                       of the AIM Mutual Funds to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective Amendment
                       No. 68, filed on October 12, 2001, and is hereby incorporated by reference.

  (d)            -     Form of Bank Shareholder Service Agreement to be used in
                       connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective
                       Amendment No. 68, filed on October 12, 2001, and is hereby incorporated by reference.

  (e)            -     Form of Variable Group Annuity Contract Holder Service
                       Agreement to be used in connection with Registrant's
                       Master Distribution Plan was filed electronically as an Exhibit to Post-Effective Amendment No. 68, filed on
                       October 12, 2001, and is hereby incorporated by reference.

  (f)            -     Form of Agency Pricing Agreement to be used in
                       connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective
                       Amendment No. 68, filed on October 12, 2001, and is hereby incorporated by reference.

  (g)            -     Forms of Service Agreements for Bank Trust Departments
                       and for Brokers for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective
                       Amendment No. 68, filed on October 12, 2001, and is hereby incorporated by reference.

  (h)            -     Form of Shareholder Service Agreement for shares of the
                       AIM Mutual Funds to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective Amendment
                       No. 68, filed on October 12, 2001, and is hereby incorporated by reference.

  (i)            -     Multiple Class Plan of The AIM Family of
                       Funds--Registered Trademark--, effective December 12,
                       2001 as amended and restated March 4, 2002, and further amended and restated October 31, 2002 and as further amended and restated July 21, 2003 was filed electronically as an Exhibit to Post-Effective Amendment
                       No. 76, filed on March 3, 2003, and is hereby incorporated by reference.

11               -     Opinion of Counsel and Consent of Ballard Spahr Andrews
                       & Ingersoll, LLP, as to the legality of the securities being registered is filed herewith electronically.

12               -     Opinion of Ballard Spahr Andrews & Ingersoll, LLP,
                       supporting the tax matters and consequences to shareholders will be filed as part of a Post-Effective
                       Amendment to this Registration Statement.

13(a)            -     (1) Transfer Agency and Service Agreement, dated June
                       21, 2000, between Registrant and A I M Fund Services,
                       Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 67, filed on February 23,
                       2001, and is hereby incorporated by reference.

                 - (2) Amendment No. 1, dated July 1, 2000, to the Transfer Agency and Service Agreement dated June 21, 2000, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 67, filed on February 23, 2001, and is hereby incorporated by reference.

                 - (3) Amendment No. 2, dated January 1, 2002, to the Transfer Agency and Services Agreement dated June 21, 2000, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 71, filed on April 26, 2002, and is hereby incorporated by reference.

                 - (4) Amendment No. 3, dated March 4, 2002, to the Transfer Agency and Services Agreement dated June 21, 2000, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 72, filed on May 22, 2002, and is hereby incorporated by reference.

                 - (5) Amendment No. 4, dated May 14, 2003, to the Transfer Agency and Service Agreement, dated June 21, 2000, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 77, filed on

                       July 7, 2003, and is hereby incorporated by reference.

                 - (6) Amendment No. 5, dated June 11, 2003, to the Transfer Agency and Service Agreement, dated June 21, 2000, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 77, filed on July 7, 2003, and is hereby incorporated by reference.

  (b)            -     Shareholder Sub-Accounting Services Agreement between
                       Registrant, First Data Investor Services Group (formerly
                       The Shareholder Services Group, Inc.), Financial Data
                       Services Inc. and Merrill Lynch, Pierce, Fenner & Smith
                       Inc., dated October 1, 1993 was filed electronically as an Exhibit to Post-Effective Amendment No. 40, filed on
                       February 26, 1992, and is hereby incorporated by reference.

  (c)            -     Preferred Registered Technology Escrow Agreement, dated
                       September 10, 1997, between Registrant and First Data
                       Investor Services Group, Inc was filed electronically as an Exhibit to Post-Effective Amendment No. 54, filed on
                       February 27, 1998, and is hereby incorporated by reference.

  (d)            -     (1) Master Administrative Services Agreement, dated June
                       21, 2000, between Registrant and A I M Advisors, Inc.
                       was filed electronically as an Exhibit to Post-Effective
                       Amendment No. 67, filed on February 23, 2001, and is hereby incorporated by reference.

                 - (2) Amendment No. 1, dated May 9, 2001, to the Master Administrative Services Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 68, filed on October 12, 2001, and is hereby incorporated by reference.

                 - (3) Amendment No. 2, dated December 28, 2001, to the Master Administrative Services Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 71, filed on April 26, 2002, and is hereby incorporated by reference.

                 - (4) Amendment No. 3, dated August 29, 2002, to the Master Administrative Services Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 75, filed on February 24, 2003, and is hereby incorporated by reference.

                 - (5) Amendment No. 4, dated May 2, 2003, to the Master Administrative Services Agreement, dated June 21, 2000, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 77, filed on July 7, 2003, and is hereby incorporated by reference.

  (e)            -     (1) Memorandum of Agreement, regarding securities
                       lending, dated June 21, 2000, between Registrant, on behalf of all Funds, and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment
                       No. 67, filed on February 23, 2001, and is hereby incorporated by reference.

                 - (2) Memorandum of Agreement, dated July 1, 2001, between Registrant, on behalf of AIM Large Cap Basic Value Fund, and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 69, filed on December 14, 2001, and is hereby incorporated by reference.

                 - (3) Memorandum of Agreement, dated August 29, 2002, regarding securities lending, between Registrant, on behalf of AIM Basic Value II Fund, AIM U.S. Growth

                       Fund, and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 75, filed on February 24, 2003, and is hereby incorporated by reference.

                 - (4) Memorandum of Agreement, dated May 2, 2003, between Registrant, on behalf of AIM Diversified Dividend Fund, and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 77, filed on July 7, 2003, and is hereby incorporated by reference.

  (f)            -     Interfund Loan Agreement, dated September 18, 2001,
                       between all Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective
                       Amendment No. 68, filed on October 12, 2001, and is hereby incorporated by reference.

14(a)            -     Consent of Ernst & Young, LLP is filed herewith
                       electronically.

  (b)            -     Consent of PricewaterhouseCoopers LLP is filed herewith
                       electronically.

15               -     Omitted Financial Statements - None.

16               -     Manually signed copies of any power of attorney pursuant
                       to which the name of any person has been signed to the registration statement - None.

17(a)            -     Form of Proxy relating to the Special Meeting of
                       Shareholders of INVESCO Growth Fund is filed herewith electronically.

  (b)            -     Form of Proxy relating to the Special Meeting of
                       Shareholders of INVESCO Growth & Income Fund is filed herewith electronically.

  (c)            -     Form of Proxy relating to the Special Meeting of
                       Shareholders of INVESCO Value Equity Fund is filed herewith electronically.

Item 17                Undertakings.

                 (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                 (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                 (3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 13th day of August, 2003.


                                Registrant:  AIM EQUITY FUNDS


                                        By:  /s/ ROBERT H. GRAHAM
                                             ---------------------------
                                             Robert H. Graham, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURES                              TITLE                          DATE
       -----------------------          -----------------------------         ---------------
        /s/  ROBERT H. GRAHAM           Chairman, Trustee & President         August 13, 2003
       -----------------------          (Principal Executive Officer)
         (Robert H. Graham)


         /s/ FRANK S. BAYLEY                       Trustee                    August 13, 2003
       -----------------------
          (Frank S. Bayley)


        /s/ BRUCE L. CROCKETT                      Trustee                    August 13, 2003
       -----------------------
         (Bruce L. Crockett)


        /s/ ALBERT R. DOWDEN                       Trustee                    August 13, 2003
       -----------------------
         (Albert R. Dowden)


       /s/ EDWARD K. DUNN, JR.                     Trustee                    August 13, 2003
       -----------------------
        (Edward K. Dunn, Jr.)


         /s/ JACK M. FIELDS                        Trustee                    August 13, 2003
       -----------------------
          (Jack M. Fields)


        /s/ CARL FRISCHLING                        Trustee                    August 13, 2003
      -----------------------
         (Carl Frischling)


       /s/ PREMA MATHAI-DAVIS                      Trustee                    August 13, 2003
       -----------------------
        (Prema Mathai-Davis)


        /s/ LEWIS F. PENNOCK                       Trustee                    August 13, 2003
       -----------------------
         (Lewis F. Pennock)


         /s/ RUTH H. QUIGLEY                       Trustee                    August 13, 2003
       -----------------------
          (Ruth H. Quigley)


         /s/ LOUIS S. SKLAR                        Trustee                    August 13, 2003
       -----------------------
          (Louis S. Sklar)


       /s/ Mark H. Williamson                     Trustee &                   August 13, 2003
       -----------------------             Executive Vice President
        (Mark H. Williamson)


         /s/ DANA R. SUTTON               Vice President & Treasurer          August 13, 2003
       -----------------------             (Principal Financial and
          (Dana R. Sutton)                    Accounting Officer)

                                      INDEX

Exhibit
Number                   Description
------                   -----------

11                       Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll, LLP, as to the
                         legality of the securities being registered

14(a)                    Consent of Ernst & Young, LLP

14(b)                    Consent of PricewaterhouseCoopers LLP

17(a)                    Form of Proxy relating to the Special Meeting of Shareholders of INVESCO Growth Fund

17(b)                    Form of Proxy relating to the Special Meeting of Shareholders of INVESCO Growth & Income
                         Fund

17(c)                    Form of Proxy relating to the Special Meeting of Shareholders of INVESCO Value Equity Fund
